UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

Trent W. Walker

Treasurer and Principal Financial Officer

PIMCO Funds

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: 1-888-877-4626

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant has filed this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. The initial submission of the Certified Shareholder Report on Form N-CSR (accession #0001193125-14-222685) provides the information required by Item 1 with respect to certain reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). This submission provides the information required by Item 1 with respect to the remaining reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1) that were not included in the Registrant’s initial submission. Apart from Item 1, this submission is identical in all material respects to the initial submission.

Item 1. Reports to Stockholders.

The following are copies of the reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Filed under the previously filed companion submission on Form N-CSR:

•	PIMCO Funds—Asset Allocation Funds

•	PIMCO Funds—Bond Funds

•	PIMCO Funds—Credit Bond Funds

•	PIMCO Funds—Fundamental Index Funds

•	PIMCO Funds—International Bond Funds

•	PIMCO Funds—PIMCO All Asset Fund and PIMCO All Asset All Authority Fund

•	PIMCO Funds—PIMCO CommodityRealReturn Strategy Fund®

•	PIMCO Funds—PIMCO Income Fund

•	PIMCO Funds—PIMCO Real Return Fund

Filed under this submission on Form N-CSR:

•	PIMCO Funds—PIMCO Total Return Fund

•	PIMCO Funds—PIMCO TRENDS Managed Futures Strategy Fund

•	PIMCO Funds—Real Return Strategy Funds

•	PIMCO Funds—Short Duration Strategy Funds

•	PIMCO Funds—StocksPLUS® Funds

•	PIMCO Funds—Tax-Efficient Strategy Funds

•	PIMCO Funds—Private Account Portfolio Series

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2014

PIMCO Total Return Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

* This report includes a summary Schedule of Investments. A complete Schedule of Investments for the PIMCO Total Return Fund may be obtained, without charge, upon request, by contacting a PIMCO Funds representative at (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the past twelve months, investors faced periods of heightened market volatility brought on by uncertainty around monetary and fiscal policy, geopolitical issues in the Middle East and Ukraine, and growing concern over China’s economic health.

Beginning in mid-May 2013 conditions in financial markets deteriorated as investors reacted to signals by the Federal Reserve (“Fed”) that it might begin to slow the pace of its quantitative easing (“QE”) asset purchase program. The shift in tone fueled a broad-based sell-off within fixed income assets throughout most of the summer, reducing market liquidity and pushing yields higher across the risk spectrum.

In September 2013, then-Fed Chairman Ben Bernanke clarified the central bank’s commitment to maintain its asset purchases of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero to 25 basis point range. The Fed also announced its intent to delay any tapering until more convincing indicators of economic growth become apparent, and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore moving higher) and a rally across most equity markets.

By October 2013, investors were once again kept on edge due to the partial shutdown of the U.S. government that began during the first week of October, and the debt ceiling negotiations between the White House and Congress. Investors were relieved by the last-minute deal announced on October 17 to reopen the U.S. government and raise the debt ceiling. Towards the latter part of December 2013, the Fed announced that beginning in January it would gradually exit its bond-buying program. While the markets had months to prepare for the announcement, equities and prices on other risk assets surged while bond yields drifted higher.

More recently in March 2014, Janet Yellen, making her first official statement since becoming Fed Chair the month before, alluded to the possibility of earlier-than-expected hikes in the Federal Funds Rate. Her comments caused a spike in short-term yields, contributing to bond market volatility and a steepening yield curve.

Overseas, European economies continued to stabilize, but concerns rose in Asia, especially over China’s economic health. In addition to weaker economic data, China experienced its first-ever corporate default, exposing cracks in the country’s vast and overleveraged shadow banking system. Weaker economic data in Japan weighed on Japanese equity markets, while geopolitical concerns in Ukraine over Russia’s annexation of Crimea also caused investor jitters.

Highlights of our twelve-month reporting period include:

■

U.S. Treasuries posted negative returns, as measured by the Barclays U.S. Treasury Index, which declined 1.26%. Concerns over declining global liquidity, economic weakness in China, and uncertainty surrounding Ukraine contributed

2	PIMCO TOTAL RETURN FUND

to demand for safe-haven assets during the latter part of the period. U.S. Treasuries also gave back some price gains in March 2014 as markets reacted to comments made by Fed Chair Janet Yellen regarding the timing of future Federal Funds Rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.72% at the end of the reporting period, compared with 1.85% on March 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted a negative return of 6.49%, as represented by the Barclays U.S. TIPS Index, and underperformed nominal U.S. Treasuries as breakeven inflation levels generally narrowed. Although inflation is expected to move higher as the U.S. economy improves, core inflation still remains exceptionally low by historical standards. Shorter-maturity U.S. TIPS lagged the broader TIPS market late in the reporting period as the positive effects from the commodity rally in the first quarter of 2014 was partially offset by financial markets pricing in a faster-than-expected pace of Fed tapering. Diversified commodities posted negative returns for the overall reporting period, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 2.10%.

■

Agency mortgage-backed securities (“MBS”) posted positive returns for the reporting period and outperformed like-duration U.S. Treasuries. However, the Fed’s tapering of Agency MBS during the first quarter of 2014 and the rise in interest rates during the summer of 2013 negatively impacted lower coupon 30-year MBS, with these securities underperforming like-duration U.S. Treasuries. At the current pace of quantitative easing, the Federal Reserve has outlined plans to conduct $25 billion in net MBS purchases in April versus $40 billion per month in 2013. Non-Agency MBS performance was strong as the sector continued to benefit from improving housing fundamentals and limited outstanding supply.

■

The U.S. investment grade credit market returned 1.02%, as measured by the Barclays U.S. Credit Index. Spreads narrowed to the lowest level since mid-2007, amid improving global growth fundamentals. The high yield sector posted positive returns, benefiting from an idyllic mix of robust inflows and light new supply during the reporting period. Bank loans also posted relatively healthy returns as investor demand for less interest rate sensitive assets remained strong.

■

Tax-exempt municipal bonds returned 0.39%, as represented by the Barclays Municipal Bond Index. Municipal bond market returns were driven by coupon income as municipal yields moved higher with U.S. Treasury rates. Municipal market demand exhibited weakness throughout the last three quarters of 2013,

ANNUAL REPORT	MARCH 31, 2014	3

Chairman’s Letter (Cont.)

as municipal mutual funds recorded over $63 billion of outflows. This was somewhat mitigated by low supply conditions, as primary new issue supply declined year-over-year, driven by a deterioration of refunding volume in the higher interest rate environment. Taxable municipal bonds, as represented by the Barclays Municipal Taxable Index, declined 1.17% over the reporting period.

■

Emerging markets (“EM”) external debt outperformed U.S. Treasuries during the reporting period as carry mitigated moderate spread widening and rising U.S. Treasury yields. EM local debt, however, underperformed U.S. Treasuries due to weaker EM currencies and a rise in yields which weighed on returns for EM local assets.

■

U.S. equities returned 21.86%, as measured by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 19.07%. The rally in developed market equities was encouraged by increased risk taking among investors in their search for higher-returning assets, and signs of continuing economic growth in the U.S. and Europe. However, emerging market equities, as measured by the MSCI Emerging Markets Index, declined 1.43% as investors generally shunned EM equities in favor of their developed market counterparts.

On the following pages of this PIMCO Funds Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected performance over the twelve-month reporting period ended March 31, 2014.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds May 21, 2014

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO TOTAL RETURN FUND

Important Information About the PIMCO Total Return Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, operational risk, short sale risk and convertible securities risk. A complete description of these and other risks is contained in the Fund’s prospectus. The use of derivatives may subject the Fund to greater volatility than investments in traditional securities. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk, and the risk that a fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

ANNUAL REPORT	MARCH 31, 2014	5

Important Information About the PIMCO Total Return Fund (Cont.)

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 3.5% in the first year to 0% after the fifth year for shares purchased after 10/1/04. As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on the Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the initial investment of $1,000,000 was made at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A,

6	PIMCO TOTAL RETURN FUND

Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same Fund classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes.

The following table discloses the inception date of the Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO Total Return Fund	05/11/87	05/11/87	04/30/08	09/08/94	04/08/98	01/13/97	01/13/97	01/13/97	12/31/02

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2014	7

PIMCO Total Return Fund

Cumulative Returns Through March 31, 2014

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Total Return Fund Institutional Class	-1.24%	6.87%	5.89%	7.92%
PIMCO Total Return Fund Class P	-1.34%	6.76%	5.78%	7.84%
PIMCO Total Return Fund Administrative Class	-1.49%	6.60%	5.62%	7.66%
PIMCO Total Return Fund Class D	-1.53%	6.56%	5.57%	7.61%
PIMCO Total Return Fund Class A	-1.63%	6.43%	5.42%	7.44%
PIMCO Total Return Fund Class A (adjusted)	-5.31%	5.62%	5.02%	7.25%
PIMCO Total Return Fund Class B	-2.36%	5.64%	4.88%	7.23%
PIMCO Total Return Fund Class B (adjusted)	-5.72%	5.56%	4.88%	7.23%
PIMCO Total Return Fund Class C	-2.36%	5.64%	4.64%	6.64%
PIMCO Total Return Fund Class C (adjusted)	-3.32%	5.64%	4.64%	6.64%
PIMCO Total Return Fund Class R	-1.87%	6.17%	5.16%	7.16%
Barclays U.S. Aggregate Index	-0.10%	4.80%	4.46%	6.84%	*
Lipper Core Plus Bond Funds Average	0.60%	7.42%	4.82%	6.43%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.46% for Institutional Class shares, 0.56% for Class P shares, 0.71% for Administrative Class shares, 0.75% for Class D shares, 0.85% for Class A shares, 1.60% for Class B shares, 1.60% for Class C shares, and 1.10% for Class R shares.

8	PIMCO TOTAL RETURN FUND

Institutional Class - PTTRX	Class P - PTTPX	Administrative Class - PTRAX	Class D - PTTDX
Class A - PTTAX	Class B - PTTBX	Class C - PTTCX	Class R - PTRRX

Allocation Breakdown‡

U.S. Treasury Obligations	33.0%
U.S. Government Agencies	20.1%
Corporate Bonds & Notes	13.3%
Sovereign Issues	10.2%
Short-Term Instruments	10.0%
Mortgage-Backed Securities	6.3%
Other	7.1%

‡	% of Total Investments as of 03/31/14

Portfolio Insights

»

The PIMCO Total Return Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

An overweight to the intermediate portion of the U.S. Treasury yield curve, partially implemented via interest rate derivatives, during the first half of the reporting period detracted from performance as intermediate yields rose during this period.

»

An overweight to the shorter term portion of the U.S. Treasury yield curve, partially implemented via interest rate derivatives, during the second half of the reporting period detracted from performance as shorter term yields rose during this period.

»	Exposure to non-Agency mortgage-backed securities added to returns as prices on these securities generally rose during the reporting period.
»	An underweight to investment grade corporate credit detracted from performance as the investment grade corporate sector outperformed like-duration U.S. Treasuries during the reporting period.

»	An allocation to high yield corporate bonds added to performance as this sector outperformed like-duration U.S. Treasuries during the reporting period.

»	Exposure to short-dated Italian sovereign debt added to performance as Italian sovereign interest rates fell during the reporting period.

»	Holdings of Build America Bonds contributed to performance as these securities outperformed like-duration U.S. Treasuries during the reporting period.

»	An allocation to Brazil and Mexico debt, partially implemented via interest rate swaps, detracted from performance as rates rose in these countries during the reporting period.

»	An allocation to U.S. Treasury Inflation-Protected Securities detracted from performance as breakeven inflation levels narrowed during the reporting period.

ANNUAL REPORT	MARCH 31, 2014	9

Expense Example

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held from October 1, 2013 to March 31, 2014 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period *	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period *	Net Annualized Expense Ratio
Institutional Class	$1,000.00	$1,012.70	$2.31	$1,000.00	$1,022.64	$2.32	0.46%
Class P	1,000.00	1,012.20	2.81	1,000.00	1,022.14	2.82	0.56
Administrative Class	1,000.00	1,011.40	3.56	1,000.00	1,021.39	3.58	0.71
Class D	1,000.00	1,011.20	3.76	1,000.00	1,021.19	3.78	0.75
Class A	1,000.00	1,010.70	4.26	1,000.00	1,020.69	4.28	0.85
Class B	1,000.00	1,006.90	8.01	1,000.00	1,016.95	8.05	1.60
Class C	1,000.00	1,006.90	8.01	1,000.00	1,016.95	8.05	1.60
Class R	1,000.00	1,009.40	5.51	1,000.00	1,019.45	5.54	1.10

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

10	PIMCO TOTAL RETURN FUND

Benchmark Descriptions

Index	Description

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index (Net Dividends in USD)	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2014	11

Financial Highlights PIMCO Total Return Fund

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
Institutional Class
03/31/2014	$11.24	$0.23	$(0.37)	$(0.14)	$(0.23)	$(0.07)	$(0.02)
03/31/2013	11.09	0.29	0.58	0.87	(0.45)	(0.27)	0.00
03/31/2012	10.88	0.34	0.30	0.64	(0.43)	0.00	0.00
03/31/2011	11.04	0.33	0.41	0.74	(0.36)	(0.54)	0.00
03/31/2010	10.13	0.44	1.09	1.53	(0.51)	(0.11)	0.00
Class P
03/31/2014	11.24	0.22	(0.37)	(0.15)	(0.22)	(0.07)	(0.02)
03/31/2013	11.09	0.28	0.58	0.86	(0.44)	(0.27)	0.00
03/31/2012	10.88	0.33	0.30	0.63	(0.42)	0.00	0.00
03/31/2011	11.04	0.32	0.41	0.73	(0.35)	(0.54)	0.00
03/31/2010	10.13	0.39	1.13	1.52	(0.50)	(0.11)	0.00
Administrative Class
03/31/2014	11.24	0.20	(0.37)	(0.17)	(0.20)	(0.07)	(0.02)
03/31/2013	11.09	0.26	0.58	0.84	(0.42)	(0.27)	0.00
03/31/2012	10.88	0.31	0.30	0.61	(0.40)	0.00	0.00
03/31/2011	11.04	0.30	0.41	0.71	(0.33)	(0.54)	0.00
03/31/2010	10.13	0.41	1.10	1.51	(0.49)	(0.11)	0.00
Class D
03/31/2014	11.24	0.20	(0.37)	(0.17)	(0.20)	(0.07)	(0.02)
03/31/2013	11.09	0.26	0.58	0.84	(0.42)	(0.27)	0.00
03/31/2012	10.88	0.31	0.30	0.61	(0.40)	0.00	0.00
03/31/2011	11.04	0.29	0.42	0.71	(0.33)	(0.54)	0.00
03/31/2010	10.13	0.40	1.10	1.50	(0.48)	(0.11)	0.00
Class A
03/31/2014	11.24	0.19	(0.38)	(0.19)	(0.18)	(0.07)	(0.02)
03/31/2013	11.09	0.25	0.57	0.82	(0.40)	(0.27)	0.00
03/31/2012	10.88	0.30	0.30	0.60	(0.39)	0.00	0.00
03/31/2011	11.04	0.28	0.41	0.69	(0.31)	(0.54)	0.00
03/31/2010	10.13	0.39	1.10	1.49	(0.47)	(0.11)	0.00

Please see footnotes on page 14.

12	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate*

$(0.32)	$10.78	(1.24)%	$148,740,191	0.46%		0.46%		0.46%		0.46%		2.10%	227%
(0.72)	11.24	7.92	180,450,317	0.46		0.46		0.46		0.46		2.54	380
(0.43)	11.09	5.99	151,703,994	0.46		0.46		0.46		0.46		3.11	584
(0.90)	10.88	6.86	136,538,305	0.46		0.46		0.46		0.46		2.92	430
(0.62)	11.04	15.49	126,335,186	0.47		0.47		0.46		0.46		4.07	402

(0.31)	10.78	(1.34)	9,177,693	0.56		0.56		0.56		0.56		2.01	227
(0.71)	11.24	7.81	12,607,217	0.56		0.56		0.56		0.56		2.43	380
(0.42)	11.09	5.88	9,917,236	0.56		0.56		0.56		0.56		3.00	584
(0.89)	10.88	6.75	8,184,067	0.56		0.56		0.56		0.56		2.83	430
(0.61)	11.04	15.38	5,469,785	0.57		0.57		0.56		0.56		3.62	402

(0.29)	10.78	(1.49)	27,495,302	0.71		0.71		0.71		0.71		1.84	227
(0.69)	11.24	7.65	32,933,466	0.71		0.71		0.71		0.71		2.30	380
(0.40)	11.09	5.72	31,608,990	0.71		0.71		0.71		0.71		2.85	584
(0.87)	10.88	6.59	32,792,128	0.71		0.71		0.71		0.71		2.67	430
(0.60)	11.04	15.20	32,158,676	0.72		0.72		0.71		0.71		3.85	402

(0.29)	10.78	(1.53)	14,557,245	0.75		0.75		0.75		0.75		1.81	227
(0.69)	11.24	7.61	19,790,241	0.75		0.75		0.75		0.75		2.25	380
(0.40)	11.09	5.68	17,905,432	0.75		0.75		0.75		0.75		2.81	584
(0.87)	10.88	6.55	17,422,193	0.75		0.75		0.75		0.75		2.63	430
(0.59)	11.04	15.16	16,162,579	0.76		0.76		0.75		0.75		3.69	402

(0.27)	10.78	(1.63)	20,713,345	0.85		0.85		0.85		0.85		1.71	227
(0.67)	11.24	7.50	27,514,833	0.85		0.85		0.85		0.85		2.16	380
(0.39)	11.09	5.57	26,837,998	0.85	(b)	0.85	(b)	0.85	(b)	0.85	(b)	2.71	584
(0.85)	10.88	6.39	26,070,979	0.90		0.90		0.90		0.90		2.48	430
(0.58)	11.04	14.99	25,941,564	0.91		0.91		0.90		0.90		3.61	402

Please see footnotes on page 14.

ANNUAL REPORT	MARCH 31, 2014	13

Financial Highlights PIMCO Total Return Fund (Cont.)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
Class B
03/31/2014	$11.24	$0.11	$(0.38)	$(0.27)	$(0.10)	$(0.07)	$(0.02)
03/31/2013	11.09	0.16	0.58	0.74	(0.32)	(0.27)	0.00
03/31/2012	10.88	0.22	0.29	0.51	(0.30)	0.00	0.00
03/31/2011	11.04	0.19	0.42	0.61	(0.23)	(0.54)	0.00
03/31/2010	10.13	0.32	1.09	1.41	(0.39)	(0.11)	0.00
Class C
03/31/2014	11.24	0.11	(0.38)	(0.27)	(0.10)	(0.07)	(0.02)
03/31/2013	11.09	0.16	0.58	0.74	(0.32)	(0.27)	0.00
03/31/2012	10.88	0.21	0.30	0.51	(0.30)	0.00	0.00
03/31/2011	11.04	0.19	0.42	0.61	(0.23)	(0.54)	0.00
03/31/2010	10.13	0.29	1.12	1.41	(0.39)	(0.11)	0.00
Class R
03/31/2014	11.24	0.16	(0.37)	(0.21)	(0.16)	(0.07)	(0.02)
03/31/2013	11.09	0.22	0.58	0.80	(0.38)	(0.27)	0.00
03/31/2012	10.88	0.27	0.30	0.57	(0.36)	0.00	0.00
03/31/2011	11.04	0.25	0.42	0.67	(0.29)	(0.54)	0.00
03/31/2010	10.13	0.35	1.11	1.46	(0.44)	(0.11)	0.00

*	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.

14	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate*

$(0.19)	$10.78	(2.36)%	$136,380	1.60%		1.60%		1.60%		1.60%		0.98%	227%
(0.59)	11.24	6.70	278,512	1.60		1.60		1.60		1.60		1.43	380
(0.30)	11.09	4.78	350,844	1.60	(b)	1.60	(b)	1.60	(b)	1.60	(b)	1.96	584
(0.77)	10.88	5.60	540,862	1.65		1.65		1.65		1.65		1.70	430
(0.50)	11.04	14.13	978,692	1.66		1.66		1.65		1.65		2.97	402

(0.19)	10.78	(2.36)	8,136,311	1.60		1.60		1.60		1.60		0.97	227
(0.59)	11.24	6.70	12,666,824	1.60		1.60		1.60		1.60		1.40	380
(0.30)	11.09	4.79	11,673,671	1.60	(b)	1.60	(b)	1.60	(b)	1.60	(b)	1.96	584
(0.77)	10.88	5.60	11,717,441	1.65		1.65		1.65		1.65		1.73	430
(0.50)	11.04	14.13	11,103,810	1.66		1.66		1.65		1.65		2.73	402

(0.25)	10.78	(1.87)	2,957,161	1.10		1.10		1.10		1.10		1.45	227
(0.65)	11.24	7.24	3,583,839	1.10		1.10		1.10		1.10		1.90	380
(0.36)	11.09	5.31	3,179,665	1.10	(b)	1.10	(b)	1.10	(b)	1.10	(b)	2.46	584
(0.83)	10.88	6.13	2,641,023	1.15		1.15		1.15		1.15		2.24	430
(0.55)	11.04	14.71	2,031,285	1.16		1.16		1.15		1.15		3.29	402

ANNUAL REPORT	MARCH 31, 2014	15

Statement of Assets and Liabilities PIMCO Total Return Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$217,878,527
Investments in Affiliates	18,312,217
Financial Derivative Instruments
Exchange-traded or centrally cleared	206,382
Over the counter	482,047
Cash	34,219
Deposits with counterparty	1,372,029
Foreign currency, at value	89,888
Receivable for investments sold	19,700,225
Receivable for Fund shares sold	275,714
Interest and dividends receivable	1,311,993
Dividends receivable from Affiliates	4,297
259,667,538
Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,124,969
Payable for sale-buyback transactions	774,933
Payable for short sales	1,541,302
Financial Derivative Instruments
Exchange-traded or centrally cleared	9,280
Over the counter	1,092,180
Payable for investments purchased	22,277,775
Payable for investments in Affiliates purchased	4,297
Deposits from counterparty	130,551
Payable for Fund shares redeemed	654,660
Dividends payable	32,982
Accrued investment advisory fees	46,544
Accrued supervisory and administrative fees	43,911
Accrued distribution fees	14,077
Accrued servicing fees	6,449
27,753,910
Net Assets	$231,913,628
Net Assets Consist of:
Paid in capital	$230,433,238
(Overdistributed) net investment income	(536,937)
Accumulated undistributed net realized (loss)	(1,995,604)
Net unrealized appreciation	4,012,931
$231,913,628
Cost of Investments in Securities	$214,351,231
Cost of Investments in Affiliates	$18,314,302
Cost of Foreign Currency Held	$89,943
Proceeds Received on Short Sales	$1,540,750
Cost or Premiums of Financial Derivative Instruments, net	$(783,631)

* Includes repurchase agreements of:	$2,035,700

16	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2014

Net Assets:
Institutional Class	$148,740,191
Class P	9,177,693
Administrative Class	27,495,302
Class D	14,557,245
Class A	20,713,345
Class B	136,380
Class C	8,136,311
Class R	2,957,161
Shares Issued and Outstanding:
Institutional Class	13,802,908
Class P	851,678
Administrative Class	2,551,532
Class D	1,350,896
Class A	1,922,173
Class B	12,656
Class C	755,039
Class R	274,421
Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$10.78
Class P	10.78
Administrative Class	10.78
Class D	10.78
Class A	10.78
Class B	10.78
Class C	10.78
Class R	10.78

^	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2014	17

Statement of Operations PIMCO Total Return Fund

Year Ended March 31, 2014
(Amounts in thousands)

Investment Income:
Interest, net of foreign taxes*	$6,457,120
Dividends	21,124
Dividends from Investments in Affiliates	78,384
Total Income	6,556,628

Expenses:
Investment advisory fees	641,047
Supervisory and administrative fees	608,321
Distribution and/or servicing fees - Administrative Class	74,395
Distribution and/or servicing fees - Class D	42,329
Distribution fees - Class B	1,557
Distribution fees - Class C	77,212
Distribution fees - Class R	8,086
Servicing fees - Class A	59,485
Servicing fees - Class B	519
Servicing fees - Class C	25,737
Servicing fees - Class R	8,086
Trustee fees	629
Interest expense	2,347
Total Expenses	1,549,750

Net Investment Income	5,006,878

Net Realized Gain (Loss):
Investments in securities	(2,082,524)
Investments in Affiliates	(8,400)
Exchange-traded or centrally cleared financial derivative instruments	(660,840)
Over the counter financial derivative instruments	1,056,554
Foreign currency	30,113
Net Realized (Loss)	(1,665,097)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(7,876,901)
Investments in Affiliates	1,678
Exchange-traded or centrally cleared financial derivative instruments	222,981
Over the counter financial derivative instruments	(587,846)
Foreign currency assets and liabilities	(24,499)
Net Change in Unrealized (Depreciation)	(8,264,587)
Net (Loss)	(9,929,684)

Net (Decrease) in Net Assets Resulting from Operations	$(4,922,806)

* Foreign tax withholdings	$4

18	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Total Return Fund

(Amounts in thousands)	Year Ended March 31, 2014	Year Ended March 31, 2013
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$5,006,878	$6,562,807
Net realized gain (loss)	(1,665,097)	10,029,197
Net change in unrealized appreciation (depreciation)	(8,264,587)	3,594,530
Net increase (decrease) resulting from operations	(4,922,806)	20,186,534

Distributions to Shareholders:
From net investment income
Institutional Class	(3,389,385)	(6,676,826)
Class P	(212,297)	(459,102)
Administrative Class	(548,519)	(1,215,356)
Class D	(308,213)	(709,878)
Class A	(408,828)	(974,793)
Class B	(2,085)	(8,741)
Class C	(101,552)	(351,381)
Class R	(47,062)	(115,064)
From net realized capital gains
Institutional Class	(1,012,547)	(4,046,470)
Class P	(62,162)	(291,878)
Administrative Class	(189,214)	(774,011)
Class D	(102,235)	(461,319)
Class A	(145,964)	(641,096)
Class B	(1,182)	(6,989)
Class C	(60,904)	(296,290)
Class R	(20,515)	(82,471)
Tax basis return of capital
Institutional Class	(315,249)	0
Class P	(20,512)	0
Administrative Class	(58,030)	0
Class D	(33,000)	0
Class A	(46,378)	0
Class B	(404)	0
Class C	(20,055)	0
Class R	(6,307)	0

Total Distributions	(7,112,599)	(17,111,665)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(45,876,216)	33,572,550

Total Increase (Decrease) in Net Assets	(57,911,621)	36,647,419

Net Assets:
Beginning of year	289,825,249	253,177,830
End of year*	$231,913,628	$289,825,249

* Including (overdistributed) net investment income of:	$(536,937)	$(670,780)

**	See Note 12 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2014	19

Summary Schedule of Investments PIMCO Total Return Fund

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
INVESTMENTS IN SECURITIES

BANK LOAN OBLIGATIONS
Total Bank Loan Obligations (g) (Cost $926,118)			$	929,231	0.4%
CORPORATE BONDS & NOTES

BANKING & FINANCE
Ally Financial, Inc.
0.000% - 8.300% due 06/20/2014 - 09/15/2020 (h)	$	3,062,157		3,201,626	1.4%
American International Group, Inc.
8.175% due 05/15/2068		1,097,786		1,447,705	0.6%
2.375% - 8.250% due 06/02/2014 - 03/15/2087 (h)		1,716,681		1,566,904	0.7%
Barclays Bank PLC
14.000% due 06/15/2019 (f)	GBP	353,534		799,808	0.3%
Dexia Credit Local S.A.
0.716% due 04/29/2014	$	890,340		890,644	0.4%
Lloyds Bank PLC
12.000% due 12/16/2024 (f)		1,193,900		1,636,732	0.7%
Other Banking & Finance (f)(g)(j)				16,966,661	7.3%

Total Banking & Finance				26,510,080	11.4%

INDUSTRIALS
Total Industrials ^(g)				3,089,277	1.3%
UTILITIES

Total Utilities (g)				1,701,093	0.8%

Total Corporate Bonds & Notes (Cost $28,774,357)				31,300,450	13.5%

MUNICIPAL BONDS & NOTES
Total Municipal Bonds & Notes ^(h)(g) (Cost $8,186,568)				9,096,212	3.9%
U.S. GOVERNMENT AGENCIES
Fannie Mae
3.000% due 04/01/2029		1,445,000		1,484,738	0.6%
3.500% due 04/01/2029		2,262,059		2,371,632	1.0%
4.500% due 05/01/2044		801,000		851,845	0.4%
0.000% - 1,000.000% due 04/01/2014 - 01/25/2048 (a)(b)(j)		29,556,883		31,240,810	13.5%
Freddie Mac
0.750% due 01/12/2018		1,038,100		1,015,508	0.5%
1.000% due 03/08/2017		1,733,300		1,739,074	0.8%
1.250% due 10/02/2019		1,287,110		1,234,831	0.5%
4.500% due 05/01/2044		1,568,000		1,666,123	0.7%
0.194% - 1,007.500% due 04/01/2014 - 07/01/2047 (a)		5,583,894		5,409,409	2.3%
Other U.S. Government Agencies (a)(g)				555,535	0.2%

Total U.S. Government Agencies (Cost $47,339,086)				47,569,505	20.5%

U.S. TREASURY OBLIGATIONS
U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2022		2,437,897		2,390,473	1.0%
0.125% due 07/15/2022		2,483,710		2,434,520	1.1%

20	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
0.625% due 07/15/2021	$	4,931,922	$	5,082,770	2.2%
1.250% due 07/15/2020		753,939		813,194	0.3%
1.750% due 01/15/2028		2,456,125		2,723,611	1.2%
2.000% due 01/15/2026		2,375,439		2,708,186	1.2%
2.375% due 01/15/2025		3,723,826		4,389,750	1.9%
2.375% due 01/15/2027		3,052,928		3,627,498	1.6%
2.500% due 01/15/2029		2,927,109		3,557,351	1.5%
0.125% - 3.875% due 01/15/2020 - 04/15/2029		1,524,295		1,781,908	0.7%
U.S. Treasury Notes
0.625% due 10/15/2016 (n)		1,017,200		1,015,730	0.4%
0.625% due 11/15/2016		1,307,300		1,303,879	0.6%
0.625% due 12/15/2016 (j)		2,647,100		2,637,483	1.1%
0.625% due 02/15/2017		1,564,800		1,555,081	0.7%
0.625% due 05/31/2017 (n)		1,335,153		1,320,028	0.6%
0.750% due 01/15/2017		3,117,500		3,113,603	1.3%
0.750% due 03/15/2017		3,577,000		3,564,284	1.5%
0.750% due 02/28/2018 (l)		4,731,000		4,623,999	2.0%
0.750% due 03/31/2018		3,695,900		3,605,668	1.6%
0.875% due 01/31/2017		1,545,500		1,547,794	0.7%
0.875% due 02/28/2017		2,522,800		2,523,786	1.1%
0.875% due 04/30/2017		1,989,200		1,985,238	0.9%
1.000% due 03/31/2017		919,600		922,150	0.4%
1.250% due 11/30/2018 (n)		2,320,800		2,281,093	1.0%
1.500% due 08/31/2018 (l)(n)		4,593,500		4,586,141	2.0%
1.500% due 01/31/2019		1,903,400		1,887,415	0.8%
1.500% due 02/28/2019 (j)		3,078,300		3,048,721	1.3%
1.625% due 03/31/2019		3,495,100		3,478,579	1.5%
0.500% - 3.250% due 07/31/2016 - 07/31/2018 (l)(n)		3,523,400		3,511,546	1.5%

Total U.S. Treasury Obligations (Cost $79,775,069)				78,021,479	33.7%

MORTGAGE-BACKED SECURITIES
Total Mortgage-Backed Securities ^(a)(g) (Cost $13,650,128)				14,855,692	6.4%
ASSET-BACKED SECURITIES
Total Asset-Backed Securities ^(g) (Cost $6,094,519)				6,552,258	2.8%
SOVEREIGN ISSUES
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017	BRL	2,199,749		919,456	0.4%
Italy Buoni Poliennali Del Tesoro
2.750% due 12/01/2015	EUR	671,500		956,804	0.4%
3.000% due 04/15/2015		672,800		949,386	0.4%
3.000% due 06/15/2015		898,700		1,273,285	0.5%
3.750% due 08/01/2015		1,534,600		2,199,502	0.9%
4.500% due 07/15/2015		2,090,900		3,021,846	1.3%
2.250% - 4.750% due 11/01/2015 - 06/01/2018		1,323,000		1,912,892	0.9%
Italy Certificati Di Credito Del Tesoro
0.000% due 06/30/2015		791,000		1,080,763	0.5%
Spain Government International Bond
3.150% due 01/31/2016		596,500		858,471	0.4%
3.750% due 10/31/2015		1,372,800		1,982,490	0.9%
4.000% due 07/30/2015		1,691,500		2,433,526	1.0%
3.000% - 3.300% due 04/30/2015 - 07/30/2016		1,105,200		1,584,212	0.7%
Other Sovereign Issues (g)				4,882,495	2.1%

Total Sovereign Issues (Cost $24,119,397)				24,055,128	10.4%

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	21

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
CONVERTIBLE PREFERRED SECURITIES
Total Convertible Preferred Securities (c)(f)(g) (Cost $169,038)			$	172,335	0.1%
PREFERRED SECURITIES
Total Preferred Securities (f)(g) (Cost $37,305)				36,819	0.0%
SHORT-TERM INSTRUMENTS

CERTIFICATES OF DEPOSIT
Total Certificates of Deposit (g)				1,896,593	0.8%
COMMERCIAL PAPER
Total Commercial Paper (g)				47,517	0.0%
REPURCHASE AGREEMENTS (i)
				2,035,700	0.9%
MEXICO TREASURY BILLS
3.552% due 04/16/2014 - 10/16/2014 (d)	MXN	16,311,800		1,238,569	0.5%
U.S. TREASURY BILLS
0.070% due 04/17/2014 - 03/05/2015 (d)(j)(n)	$	71,054		71,039	0.0%

Total Short-Term Instruments (Cost $5,279,646)				5,289,418	2.2%

Total Investments in Securities (Cost $214,351,231)				217,878,527	93.9%

		SHARES
INVESTMENTS IN AFFILIATES

SHORT-TERM INSTRUMENTS

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES
PIMCO Short-Term Floating NAV Portfolio III		1,832,857,616		18,312,080	7.9%
Other Central Funds Used for Cash Management Purposes (g)				137	0.0%

Total Short-Term Instruments (Cost $18,314,302)				18,312,217	7.9%

Total Investments in Affiliates (Cost $18,314,302)				18,312,217	7.9%

Total Investments (Cost $232,665,533)			$	236,190,744	101.8%

Financial Derivative Instruments (k)(m) (Cost or Premiums, net $(783,631))				(413,031)	(0.2%)

Other Assets and Liabilities				(3,864,085)	(1.6%)

Net Assets			$	231,913,628	100.0%

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Principal amount of security is adjusted for inflation.

22	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2014

(f)	Perpetual maturity, date shown represents next contractual call date.
(g)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of March 31, 2014.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$274,300	$273,882	0.12%
American International Group, Inc.	4.500%	12/20/2017	10/04/2010	59,623	68,191	0.03%
Michigan Public Educational Facilities Authority Revenue Bonds, Series 2008	7.000%	10/01/2036	12/11/2008	78	99	0.00%
SLM Corp.	5.000%	12/15/2015	03/06/2014 - 03/10/2014	2,102	2,116	0.00%

				$336,103	$344,288	0.15%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.010%	03/31/2014	04/01/2014	$15,400	U.S. Treasury Notes 1.500% due 06/30/2016	$(15,710)	$15,400	$15,400
	0.050%	03/31/2014	04/01/2014	774,900	U.S. Treasury Notes 0.500% - 2.250% due 07/31/2017 - 03/31/2021	(791,648)	774,900	774,901
	0.070%	03/31/2014	04/01/2014	2,000	U.S. Treasury Notes 2.625% due 11/15/2020	(2,048)	2,000	2,000
BOS	0.080%	03/31/2014	04/01/2014	218,200	U.S. Treasury Bonds 4.500% due 08/15/2039	(6,557)	218,200	218,201
					U.S. Treasury Notes 0.500% due 07/31/2017	(216,340)
DEU	0.050%	03/31/2014	04/01/2014	104,900	U.S. Treasury Notes 1.000% due 05/31/2018	(107,086)	104,900	104,900
GRE	0.050%	03/31/2014	04/01/2014	261,100	U.S. Treasury Notes 1.750% - 2.625% due 07/31/2014 - 07/31/2015	(266,491)	261,100	261,100
	0.060%	03/18/2014	04/01/2014	89,900	U.S. Treasury Notes 0.625% due 05/31/2017	(91,461)	89,900	89,902
JPS	0.070%	03/31/2014	04/01/2014	455,400	U.S. Treasury Notes 1.500% due 08/31/2018	(466,025)	455,400	455,401
	0.080%	03/31/2014	04/01/2014	3,500	Freddie Mac 2.205% due 12/05/2022	(3,622)	3,500	3,500
MSC	0.080%	03/31/2014	04/01/2014	10,400	U.S. Treasury Notes 0.875% due 09/15/2016	(10,661)	10,400	10,400
NXN	0.060%	03/31/2014	04/01/2014	100,000	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	(102,084)	100,000	100,000

Total Repurchase Agreements						$(2,079,733)	$2,035,700	$2,035,705

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	23

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate		Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BOS	0.150%		03/31/2014	04/01/2014	$	(211,860)	$(211,860)
BRC	(1.000%	)	12/19/2013	12/18/2015	EUR	(966)	(1,327)
DEU	0.250%		03/31/2014	04/01/2014	$	(104,940)	(104,940)
GRE	(0.440%	)	03/18/2014	04/01/2014		(90,113)	(90,097)
	0.200%		03/31/2014	04/01/2014		(261,345)	(261,345)
JPS	0.130%		03/31/2014	04/01/2014		(455,400)	(455,400)

Total Reverse Repurchase Agreements							$(1,124,969)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions
BCY	(0.120%)	03/31/2014	04/01/2014	$(774,936)	$(774,933)

Total Sale-Buyback Transactions					$(774,933)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2014 was $5,726,277 at a weighted average interest rate of (0.099%).

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	04/01/2044	$136,000	$(136,536)	$(136,845)
Fannie Mae	4.000%	04/01/2044	1,316,100	(1,366,194)	(1,366,484)
Fannie Mae	5.000%	04/01/2044	33,900	(37,015)	(36,967)
Ginnie Mae	6.000%	04/01/2044	900	(1,005)	(1,006)

Total Short Sales				$(1,540,750)	$(1,541,302)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(j)	Securities with an aggregate market value of $1,914,882 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$792,301	$0	$0	$0	$792,301	$(809,407)	$(17,106)
BOS	218,201	(211,860)	0	0	6,341	(10,953)	(4,612)
BRC	0	(1,327)	0	0	(1,327)	1,324	(3)
DEU	104,900	(104,940)	0	0	(40)	(2,104)	(2,144)
GRE	351,002	(351,442)	0	0	(440)	(7,383)	(7,823)
JPS	458,901	(455,400)	0	0	3,501	(14,067)	(10,566)

24	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2014

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
MSC	$ 10,400	$ 0	$ 0	$ 0	$ 10,400	$ (10,661)	$ (261)
NXN	100,000	0	0	0	100,000	(102,084)	(2,084)

Master Securities Forward Transaction Agreement
BCY	0	0	(774,933)	(47,804)	(822,737)	775,456	(47,281)
BOA	0	0	0	(36,373)	(36,373)	0	(36,373)
BPG	0	0	0	0	0	465	465
DEU	0	0	0	(538,432)	(538,432)	670	(537,762)
FOB	0	0	0	(917,687)	(917,687)	1,330	(916,357)
GSC	0	0	0	(1,006)	(1,006)	6,587	5,581
JPS	0	0	0	0	0	4,108	4,108
MSC	0	0	0	0	0	(15,335)	(15,335)
NOM	0	0	0	0	0	(1,145)	(1,145)
SAL	0	0	0	0	0	(591)	(591)
WFS	0	0	0	0	0	230	230

Total Borrowings and Other Financing Transactions	$ 2,035,705	$ (1,124,969)	$ (774,933)	$ (1,541,302)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$122.000	05/23/2014	6,376	$(5,669)	$(2,413)
Call - CBOT U.S. Treasury 10-Year Note June Futures	125.000	05/23/2014	6,376	(4,872)	(2,169)

				$(10,541)	$(4,582)

Total Written Options				$(10,541)	$(4,582)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	Long	12/2015	6,913	$(86)	$0	$(1,072)
3-Month Euribor June Futures	Long	06/2015	6,913	1,651	0	(714)
3-Month Euribor September Futures	Long	09/2015	6,913	2,340	0	(952)
90-Day Euribor March Futures	Long	03/2015	6,913	956	0	(595)
90-Day Eurodollar December Futures	Long	12/2014	24,931	1,263	312	0
90-Day Eurodollar December Futures	Long	12/2015	386,155	(166,446)	38,615	0
90-Day Eurodollar June Futures	Long	06/2015	115,584	(15,744)	7,224	0
90-Day Eurodollar June Futures	Long	06/2016	41,699	(24,607)	2,606	0
90-Day Eurodollar March Futures	Long	03/2015	136,909	(4,365)	5,134	0
90-Day Eurodollar March Futures	Long	03/2016	147,372	(70,330)	12,895	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	25

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar September Futures	Long	09/2015	266,939	$(627)	$23,357	$0
90-Day Eurodollar September Futures	Long	09/2016	57,189	(7,016)	2,145	0
U.S. Treasury 5-Year Note June Futures	Long	06/2014	166,077	(155,289)	10,380	0
U.S. Treasury 10-Year Note June Futures	Long	06/2014	15,345	(12,086)	0	(959)

Total Futures Contracts				$(450,386)	$102,668	$(4,292)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (2)

Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)		Market Value	Unrealized Appreciation	Variation Margin
								Asset	Liability
Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.538%	$	65,000	$1,480	$200	$34	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
CDX.IG-20 5-Year Index	(1.000%)	06/20/2018	$	106,400	$(2,126)	$(407)	$0	$(65)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized Appreciation	Variation Margin
							Asset	Liability
CDX.HY-21 5-Year Index	5.000%	12/20/2018	$	58,500	$4,734	$220	$145	$0
CDX.HY-22 5-Year Index	5.000%	06/20/2019		643,900	48,975	1,535	1,033	(252)
CDX.IG-20 5-Year Index	1.000%	06/20/2018		106,400	2,126	234	65	0
CDX.IG-21 5-Year Index	1.000%	12/20/2018		1,217,800	22,205	5,640	917	0
CDX.IG-22 5-Year Index	1.000%	06/20/2019		808,200	12,657	689	474	(23)
iTraxx Europe 21 5-Year Index	1.000%	06/20/2019	EUR	645,550	11,017	2,468	1,658	0

					$101,714	$10,786	$4,292	$(275)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

26	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2014

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$	4,473,200	$(58,910)	$(53,638)	$1,681	$0
Pay	3-Month USD-LIBOR	1.500%	03/18/2016		35,754,000	252,017	15,317	11,369	0
Pay	3-Month USD-LIBOR	1.500%	12/16/2016		16,049,500	(18,654)	(31,182)	4,754	0
Pay	3-Month USD-LIBOR	3.000%	09/21/2017		22,157,500	135,162	(39,474)	659	0
Receive	3-Month USD-LIBOR	4.250%	06/15/2041		3,562,700	(516,853)	479,225	17,793	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		8,919,600	1,294,098	739,050	35,245	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		5,665,100	(6,291)	(353,162)	27,641	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	17,265,000	(3,604)	(4,580)	246	(66)

						$1,076,965	$751,556	$99,388	$(66)

Total Swap Agreements						$1,178,033	$762,135	$103,714	$(406)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(l)	Securities with an aggregate market value of $930,285 and cash of $1,141,949 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$ 0	$102,668	$103,714	$206,382	$(4,582)	$ (4,292)	$ (406)	$ (9,280)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2014	BRL	546,738	$	241,599	$ 639	$ 0
	04/2014	DKK	205,000		37,409	0	(419)
	04/2014	EUR	1,724,969		2,369,680	0	(6,723)
	04/2014	GBP	105		175	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	27

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2014	$		231,865		BRL	546,738	$ 9,095	$ 0
	04/2014			22,025		EUR	15,971	0	(23)
	04/2014			2,860		JPY	293,608	0	(15)
	04/2014			22,611		NZD	26,265	183	0
	05/2014		BRL	546,738	$		230,085	0	(8,816)
	05/2014		EUR	609,641			837,340	23	(2,500)
	05/2014		NZD	26,265			22,558	0	(179)
	05/2014	$		2,356		JPY	243,300	2	0
	06/2014		EUR	695,800	$		929,365	0	(29,099)
BPS	04/2014		DKK	1,065,595			193,634	0	(2,994)
	04/2014		EUR	390,600			520,645	0	(17,465)
	04/2014		MXN	2,296,770			173,373	0	(2,252)
	05/2014		EUR	51,900			65,627	0	(5,866)
	05/2014		MXN	1,277,704			95,771	0	(1,779)
	05/2014	$		3,465		JPY	355,100	0	(24)
	05/2014			493,373		MXN	6,565,039	7,857	0
	06/2014		EUR	129,600	$		163,883	0	(14,641)
	06/2014	$		2,693		CAD	3,015	30	0
	06/2014			239,528		MXN	3,203,117	4,233	0
	07/2014		EUR	85,700	$		108,411	0	(9,640)
	08/2014			61,300			77,581	0	(6,858)
BRC	04/2014		BRL	580,485			238,991	0	(16,842)
	04/2014		EUR	3,745,268			5,171,024	20,593	(9,236)
	04/2014	$		256,511		BRL	580,485	0	(678)
	04/2014			4,747,059		EUR	3,448,591	3,960	(69)
	04/2014			1,438,261		GBP	864,748	3,490	(86)
	04/2014			3,263		HKD	25,295	0	(2)
	05/2014		EUR	3,444,683	$		4,741,304	0	(3,953)
	05/2014		GBP	792,513			1,317,569	0	(3,368)
	05/2014		JPY	1,844,700			18,208	332	0
	05/2014	$		1,082		JPY	110,700	0	(9)
	05/2014			5,856		MXN	77,456	57	0
CBK	04/2014		BRL	1,043,451	$		444,106	504	(16,270)
	04/2014		EUR	3,140,162			4,292,484	2,689	(36,248)
	04/2014		GBP	638,688			1,063,448	0	(1,341)
	04/2014		HKD	7,222			931	0	0
	04/2014	$		446,874		BRL	1,043,451	12,999	0
	04/2014			278,016		EUR	202,167	499	0
	04/2014			119,712		GBP	72,089	471	0
	05/2014		BRL	1,043,451	$		443,427	0	(12,514)
	05/2014		EUR	414,193			548,291	26	(22,299)
	05/2014		JPY	185,528,570			1,819,336	21,442	0
	05/2014		MXN	52,136			3,913	0	(68)
	05/2014	$		852		DKK	4,610	0	(1)
	05/2014			2,012		EUR	1,457	0	(4)
	05/2014			20,495		JPY	2,091,600	2	(228)
	05/2014			10,108		MXN	134,812	184	0
	06/2014		CAD	3,029,372	$		2,729,090	0	(6,106)
	10/2014		MXN	3,921,682			290,639	0	(5,234)
DUB	04/2014		DKK	1,327,167			241,413	0	(3,481)
	04/2014		GBP	704,783			1,173,925	3	(1,056)
	04/2014	$		8,076,021		EUR	5,860,683	0	(2,054)
	04/2014			882,115		GBP	530,661	2,577	0
	05/2014		EUR	5,860,683	$		8,075,582	2,142	0
	05/2014		GBP	526,523			875,113	0	(2,480)
	05/2014	$		11,125		EUR	8,070	0	(8)
	05/2014			5,457		JPY	558,700	1	(44)
	05/2014			59,889		MXN	796,253	904	0

28	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2014

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
FBF	04/2014	BRL	999,652	$	423,958	$ 0	$ (16,611)
	04/2014	EUR	400,000		552,226	1,166	0
	04/2014	GBP	2,338		3,918	20	0
	04/2014	HKD	473,975		61,132	21	0
	04/2014	$	441,737	BRL	999,652	0	(1,168)
	04/2014		4,657,488	EUR	3,377,929	0	(3,886)
	05/2014	EUR	3,377,929	$	4,657,2243	3,927	0
	06/2014	CAD	27,235		24,601	11	0
	06/2014	EUR	106,300		134,788	0	(11,640)
GLM	04/2014		836,937		1,162,254	9,248	0
	04/2014	MXN	5,830,042		443,285	233	(2,663)
	04/2014	$	41,247	EUR	30,000	82	0
	05/2014	EUR	30,000	$	41,244	0	(83)
	06/2014	MXN	301,582		22,604	0	(345)
	06/2014	$	827,481	MXN	11,093,301	16,735	0
	07/2014	MXN	2,107,236	$	157,718	0	(2,411)
	08/2014		600,648		44,872	0	(687)
HUS	04/2014	CNY	75,000		11,818	0	(299)
	04/2014	EUR	137,798		186,399	0	(3,438)
	04/2014	$	299,275	EUR	217,247	316	(300)
	05/2014	EUR	16,000	$	21,999	0	(42)
	05/2014	MXN	19,703		1,476	0	(28)
	06/2014	EUR	122,500		163,675	0	(5,069)
JPM	04/2014	BRL	581,238		241,153	0	(15,012)
	04/2014	GBP	286,259		478,373	1,136	0
	04/2014	RUB	8,260		232	0	(3)
	04/2014	$	256,844	BRL	581,238	0	(679)
	04/2014		10,899	CNY	66,994	0	(75)
	04/2014		280	DKK	1,535	3	0
	04/2014		274,960	EUR	200,000	570	0
	04/2014		276,582	GBP	166,138	395	0
	05/2014	EUR	200,000	$	274,942	0	(570)
	05/2014	$	101,342	MXN	1,351,867	1,871	0
	06/2014		103,249		1,388,441	2,413	0
	09/2014	MXN	983,180	$	73,017	0	(1,318)
MSC	04/2014	BRL	1,183,025		522,769	1,382	0
	04/2014	DKK	510,000		92,565	0	(1,542)
	04/2014	EUR	157,611		217,566	433	0
	04/2014	$	511,578	BRL	1,183,025	9,808	0
	04/2014		153,988	EUR	112,000	308	0
	04/2014		246	RUB	8,260	0	(11)
	05/2014	BRL	1,183,025	$	507,616	0	(9,313)
	05/2014	EUR	112,000		153,978	0	(308)
	05/2014	$	2,962	MXN	39,262	35	0
RYL	04/2014	NZD	26,265	$	21,843	0	(951)
	04/2014	$	35,423	CNY	217,371	0	(303)
SCX	04/2014		50,275	HKD	390,293	46	0
	07/2014	HKD	390,293	$	50,287	0	(48)
UAG	04/2014	CNY	209,365		33,002	0	(824)
	04/2014	EUR	3,615,744		4,951,281	2,705	(32,651)
	04/2014	HKD	9,287		1,197	0	(1)
	04/2014	$	137,480	EUR	100,000	285	0
	04/2014		5,346	GBP	3,215	14	0
	04/2014		9,658	HKD	74,896	0	(1)
	05/2014	EUR	100,000	$	137,471	0	(285)
	05/2014	$	1,851	JPY	189,400	0	(16)

Total Forward Foreign Currency Contracts						$ 148,100	$ (365,553)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	29

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	01/26/2015	$	1,000,000	$(23,000)	$(8,283)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.730%	04/28/2014		1,485,700	(6,834)	(2,609)
BRC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	01/26/2015		1,000,000	(23,050)	(8,283)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,250,000	(13,438)	(58)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	10.000%	07/01/2014	EUR	81,000	(619)	0
CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016	$	246,500	(2,416)	(11)
DUB	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.530%	04/28/2014		2,000,000	(3,400)	(251)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.510%	09/02/2014		4,000,000	(6,600)	(3,935)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.520%	09/02/2014		2,000,000	(3,600)	(2,080)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.920%	09/02/2014		2,000,000	(22,800)	(28,455)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.960%	09/02/2014		4,000,000	(39,200)	(52,506)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.670%	07/28/2014		2,000,000	(8,550)	(7,606)
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800%	09/15/2014		10,000,000	(59,890)	(275)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	05/06/2014		1,393,100	(3,587)	(32)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	05/06/2014		1,393,100	(11,848)	(5,544)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.650%	06/16/2014		2,000,000	(2,400)	(2,804)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100%	06/16/2014		2,000,000	(8,600)	(7,973)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750%	06/16/2014		2,000,000	(12,650)	(8,680)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050%	06/16/2014		2,000,000	(26,000)	(13,723)
JPM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.440%	04/28/2014		2,000,000	(2,800)	(46)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	07/28/2014		1,551,800	(3,996)	(1,532)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.560%	09/02/2014		882,100	(1,588)	(1,139)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.860%	09/02/2014		882,100	(12,967)	(14,115)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700%	09/02/2014		2,000,000	(10,500)	(10,500)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.100%	09/02/2014		2,000,000	(26,000)	(26,000)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700%	05/19/2014		2,000,000	(7,300)	(4,378)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	05/19/2014		2,000,000	(20,000)	(10,357)

30	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2014

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.670%	07/28/2014	$	2,000,000	$(8,750)	$(7,606)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.670%	09/23/2014		2,000,000	(11,800)	(10,514)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		100,000	(200)	(5)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.490%	04/28/2014		3,506,300	(6,561)	(219)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600%	04/28/2014		895,500	(1,343)	(320)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	04/28/2014		895,500	(6,761)	(1,484)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	05/06/2014		1,824,900	(4,471)	(42)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.480%	05/19/2014		2,000,000	(3,000)	(352)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	05/19/2014		1,412,800	(1,837)	(319)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.530%	05/19/2014		2,250,000	(3,487)	(727)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	05/19/2014		4,000,000	(5,800)	(1,616)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.580%	05/19/2014		2,000,000	(3,000)	(1,110)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.780%	05/19/2014		2,000,000	(11,700)	(16,732)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800%	05/19/2014		5,412,800	(34,936)	(42,072)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.830%	05/19/2014		2,250,000	(11,250)	(15,611)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880%	05/19/2014		2,000,000	(11,700)	(11,388)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	06/11/2014		1,000,000	(1,225)	(394)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	06/11/2014		2,000,000	(2,000)	(1,244)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.950%	06/11/2014		2,000,000	(10,750)	(12,467)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	06/11/2014		1,000,000	(3,300)	(5,251)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.470%	06/16/2014		2,000,000	(2,600)	(633)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	06/16/2014		4,000,000	(5,000)	(1,681)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.820%	06/16/2014		2,000,000	(13,600)	(19,840)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.850%	06/16/2014		4,000,000	(29,000)	(36,290)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	07/28/2014		966,000	(2,318)	(953)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400%	07/28/2014		2,532,800	(15,919)	(7,852)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	01/26/2015		500,000	(11,500)	(4,142)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.650%	06/16/2014		2,000,000	(8,700)	(4,515)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700%	06/16/2014		6,500,000	(27,500)	(20,617)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	31

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750%	06/16/2014	$	1,412,700	$(8,476)	$(6,131)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	06/16/2014		3,500,000	(36,250)	(29,512)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050%	06/16/2014		6,412,700	(74,313)	(44,002)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,000,000	(11,650)	(46)
RYL	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	07/28/2014		624,400	(1,889)	(616)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	01/26/2015		500,000	(11,500)	(4,142)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		500,000	(13,125)	(14,199)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.630%	09/02/2014		1,409,000	(7,045)	(5,600)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.030%	09/02/2014		1,409,000	(24,728)	(22,784)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,753,500	(20,516)	(81)

								$(833,133)	$(574,284)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-21 5-Year Index	Buy	0.550%	06/18/2014	$	875,600	$(394)	$(560)
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.850%	06/18/2014		946,900	(971)	(657)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014	EUR	237,300	(794)	(297)
BPS	Call - OTC CDX.IG-21 5-Year Index	Buy	0.600%	04/16/2014	$	447,400	(224)	(283)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014	EUR	236,300	(624)	(296)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.000%	06/18/2014		536,900	(1,324)	(407)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		888,700	(3,014)	(2,596)
CBK	Call - OTC CDX.IG-21 5-Year Index	Buy	0.600%	04/16/2014	$	1,052,300	(565)	(667)
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	06/18/2014		625,400	(735)	(351)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014	EUR	472,600	(1,330)	(592)
DUB	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		474,300	(1,578)	(594)
GST	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.000%	06/18/2014		227,700	(612)	(321)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		419,900	(1,471)	(1,227)
JPM	Call - OTC CDX.IG-21 5-Year Index	Buy	0.600%	04/16/2014	$	1,000,000	(550)	(634)
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	06/18/2014		1,902,700	(2,339)	(1,067)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014	EUR	918,400	(2,390)	(1,151)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		303,600	(1,119)	(887)
MYC	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		550,900	(1,759)	(690)
SOG	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.000%	06/18/2014		311,000	(771)	(235)

							$(22,564)	$(13,512)

32	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2014

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date		Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	$	539,100	$(29,960)	$(27,977)
	Put - OTC USD versus JPY		80.000	02/28/2019		175,000	(9,471)	(9,178)
CBK	Put - OTC USD versus JPY		98.000	04/03/2014		500,000	(1,443)	(1)
	Put - OTC USD versus JPY		98.000	04/25/2014		500,000	(885)	(116)
	Put - OTC USD versus JPY		99.000	04/25/2014		1,000,000	(1,568)	(507)

							$(43,327)	$(37,779)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$1,757,700	$(14,866)	$(1,672)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	4,179,400	(37,277)	(3,873)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	483,000	(6,231)	(432)
DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	631,100	(4,733)	(442)
	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	486,300	(4,766)	(392)

						$(67,873)	$(6,811)

Total Written Options						$(966,897)	$(632,386)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR	Premiums
Balance at 03/31/2013	10,750	$78,524,000	EUR 7,868,400	$(496,169)
Sales	81,390	291,069,400	7,586,400	(1,401,897)
Closing Buys	0	(11,128,300)	0	41,982
Expirations	(51,200)	(174,354,500)	(6,910,500)	747,951
Exercised	(28,188)	(28,356,400)	(2,885,700)	130,695

Balance at 03/31/2014	12,752	$155,754,200	EUR 5,658,600	$(977,438)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN, U.S. MUNICIPAL AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.098%	$	162,200	$(2,827)	$4,315	$1,488	$0
	Berkshire Hathaway, Inc.	1.000%	12/20/2015	0.183%		20,000	(298)	588	290	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		34,600	(407)	667	260	0
	Brazil Government International Bond	1.950%	04/20/2016	0.696%		300	0	10	10	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	33

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Brazil Government International Bond	1.000%	06/20/2016	0.729%	$	24,600	$(71)	$227	$156	$0
	Brazil Government International Bond	1.000%	12/20/2016	0.953%		100,000	(1,323)	1,484	161	0
	Brazil Government International Bond	1.000%	03/20/2017	1.034%		23,700	(234)	218	0	(16)
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		30,000	(1,058)	180	0	(878)
	China Government International Bond	1.000%	06/20/2015	0.159%		126,600	1,811	(457)	1,354	0
	China Government International Bond	1.000%	09/20/2015	0.224%		50,000	402	191	593	0
	China Government International Bond	1.000%	12/20/2015	0.269%		25,000	362	(37)	325	0
	China Government International Bond	1.000%	12/20/2018	0.821%		67,500	812	(235)	577	0
	China Government International Bond	1.000%	03/20/2019	0.868%		25,000	(48)	215	167	0
	General Electric Capital Corp.	5.000%	06/20/2014	0.222%		70,500	2,605	(1,731)	874	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.222%		25,000	(1,123)	1,273	150	0
	General Electric Capital Corp.	1.000%	12/20/2015	0.322%		32,900	(1,099)	1,496	397	0
	General Electric Capital Corp.	1.000%	03/20/2016	0.336%		65,000	(784)	1,660	876	0
	General Electric Capital Corp.	1.000%	06/20/2019	0.596%		25,000	498	8	506	0
	HSBC Bank PLC	1.000%	09/20/2015	0.208%	EUR	25,000	449	(32)	417	0
	HSBC Bank PLC	1.000%	03/20/2019	0.663%		16,000	280	88	368	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%	$	15,000	(435)	566	131	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.514%		50,000	(660)	1,097	437	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		10,000	(405)	105	0	(300)
	Japan Government International Bond	1.000%	06/20/2015	0.138%		46,700	443	69	512	0
	Japan Government International Bond	1.000%	09/20/2015	0.165%		125,000	2,043	(451)	1,592	0
	Japan Government International Bond	1.000%	12/20/2015	0.185%		40,300	727	(144)	583	0
	MetLife, Inc.	1.000%	12/20/2014	0.087%		9,100	(125)	189	64	0
	MetLife, Inc.	1.000%	09/20/2015	0.185%		50,000	(1,280)	1,902	622	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		39,000	(146)	577	431	0
	Mexico Government International Bond	1.000%	12/20/2016	0.428%		20,000	192	126	318	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		25,000	(358)	763	405	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		298,700	(448)	3,463	3,015	0
	Prudential Financial, Inc.	5.000%	09/20/2014	0.060%		10,000	(179)	433	254	0
	Prudential Financial, Inc.	1.000%	09/20/2015	0.166%		25,000	305	14	319	0
	Prudential Financial, Inc.	1.000%	03/20/2016	0.211%		10,000	(114)	274	160	0

34	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Russia Government International Bond	1.000%	09/20/2015	1.384%	$	50,000	$(101)	$(165)	$0	$(266)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		23,200	(1,605)	430	0	(1,175)
	Standard Chartered Bank	1.000%	03/20/2019	1.152%	EUR	30,000	(336)	50	0	(286)
	Verizon Communications, Inc.	1.000%	06/20/2019	0.624%	$	10,000	184	3	187	0
BPS	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.098%		25,000	(468)	697	229	0
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		35,000	(1,481)	459	0	(1,022)
	China Government International Bond	1.000%	06/20/2015	0.159%		25,000	384	(117)	267	0
	China Government International Bond	1.000%	09/20/2015	0.224%		15,000	94	84	178	0
	China Government International Bond	1.000%	12/20/2016	0.431%		30,000	615	(141)	474	0
	China Government International Bond	1.000%	03/20/2019	0.868%		25,000	97	69	166	0
	Export-Import Bank of China	1.000%	06/20/2016	0.603%		15,000	(141)	279	138	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.222%		34,400	(1,730)	1,937	207	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		35,000	(951)	1,259	308	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.576%		10,000	(149)	237	88	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		30,000	(1,207)	306	0	(901)
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		19,500	(280)	595	315	0
	Mexico Government International Bond	1.000%	03/20/2024	1.361%		15,000	(467)	12	0	(455)
	U.S. Treasury Notes	0.250%	12/20/2014	0.108%	EUR	100,000	(581)	735	154	0
	U.S. Treasury Notes	0.250%	03/20/2015	0.120%		45,000	(219)	303	84	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.137%		25,000	(495)	594	99	0
	United Kingdom Gilt	1.000%	03/20/2015	0.030%	$	70,000	463	226	689	0
BRC	American International Group, Inc.	1.000%	06/20/2019	0.672%		25,000	410	8	418	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.098%		65,000	(1,169)	1,765	596	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.542%		80,000	1,650	141	1,791	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2019	0.569%		25,000	562	8	570	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2023	1.086%		37,000	(1,080)	825	0	(255)
	Brazil Government International Bond	1.000%	03/20/2015	0.351%		60,000	(1,134)	1,535	401	0
	Brazil Government International Bond	1.000%	06/20/2015	0.383%		127,100	(1,967)	2,975	1,008	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	35

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Brazil Government International Bond	1.000%	09/20/2015	0.514%	$	240,700	$(2,853)	$4,666	$1,813	$0
	Brazil Government International Bond	1.000%	12/20/2015	0.607%		105,000	(514)	1,264	750	0
	Brazil Government International Bond	1.000%	03/20/2016	0.676%		54,390	(474)	841	367	0
	Brazil Government International Bond	1.000%	06/20/2016	0.729%		21,200	(51)	186	135	0
	Brazil Government International Bond	1.000%	09/20/2016	0.853%		25,000	(719)	818	99	0
	Brazil Government International Bond	1.000%	12/20/2016	0.953%		25,000	(871)	911	40	0
	China Development Bank Corp.	1.000%	06/20/2016	0.609%		20,000	(97)	277	180	0
	China Government International Bond	1.000%	06/20/2015	0.159%		50,000	817	(282)	535	0
	China Government International Bond	1.000%	09/20/2015	0.224%		25,000	308	(12)	296	0
	China Government International Bond	1.000%	12/20/2015	0.269%		75,000	1,074	(99)	975	0
	China Government International Bond	1.000%	09/20/2016	0.386%		50,000	630	148	778	0
	China Government International Bond	1.000%	12/20/2016	0.431%		163,300	3,104	(523)	2,581	0
	China Government International Bond	1.000%	12/20/2018	0.821%		155,100	1,727	(406)	1,321	0
	China Government International Bond	1.000%	03/20/2019	0.868%		125,000	304	526	830	0
	Export-Import Bank of China	1.000%	06/20/2016	0.603%		30,000	(266)	540	274	0
	Ford Motor Co.	5.000%	06/20/2019	1.076%		25,000	4,886	26	4,912	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.222%		50,000	(2,557)	2,858	301	0
	General Electric Capital Corp.	1.000%	03/20/2015	0.255%		89,200	627	54	681	0
	General Electric Capital Corp.	1.000%	06/20/2015	0.275%		50,000	423	40	463	0
	General Motors Co.	5.000%	03/20/2016	0.653%		40,000	3,517	(19)	3,498	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		45,000	(1,437)	1,832	395	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.514%		60,000	(891)	1,416	525	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.576%		10,000	(149)	237	88	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		25,000	(969)	218	0	(751)
	Indonesia Government International Bond	1.000%	06/20/2019	1.733%		20,000	(718)	9	0	(709)
	Italy Government International Bond	1.000%	06/20/2019	1.316%		28,700	(515)	80	0	(435)
	MetLife, Inc.	1.000%	09/20/2015	0.185%		25,000	304	7	311	0
	MetLife, Inc.	1.000%	06/20/2019	0.647%		25,000	436	16	452	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		61,000	(635)	1,309	674	0
	Mexico Government International Bond	1.000%	12/20/2015	0.308%		50,000	(124)	740	616	0
	Mexico Government International Bond	1.000%	03/20/2016	0.331%		1,400	(12)	31	19	0

36	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Mexico Government International Bond	1.000%	12/20/2016	0.428%	$	23,500	$(830)	$1,204	$374	$0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		5,000	(112)	193	81	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		191,000	(316)	2,244	1,928	0
	Morgan Stanley	1.000%	09/20/2014	0.305%		100	(3)	3	0	0
	Prudential Financial, Inc.	1.000%	03/20/2019	0.590%		85,000	1,495	211	1,706	0
	Prudential Financial, Inc.	1.000%	06/20/2019	0.620%		25,000	473	8	481	0
	Russia Government International Bond	1.000%	12/20/2016	1.682%		50,000	(205)	(687)	0	(892)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		10,300	(689)	167	0	(522)
	Spain Government International Bond	1.000%	03/20/2019	1.002%		15,800	(149)	153	4	0
	U.S. Treasury Notes	0.250%	03/20/2015	0.120%	EUR	104,000	(1,467)	1,662	195	0
CBK	American International Group, Inc.	1.000%	06/20/2019	0.672%	$	5,600	84	10	94	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.098%		25,000	(434)	664	230	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		21,000	(330)	488	158	0
	Brazil Government International Bond	1.000%	03/20/2016	0.676%		113,700	(915)	1,681	766	0
	Brazil Government International Bond	1.000%	12/20/2016	0.953%		40,000	(1,045)	1,109	64	0
	Brazil Government International Bond	1.000%	03/20/2017	1.034%		15,000	(136)	126	0	(10)
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		88,200	(3,556)	979	0	(2,577)
	China Government International Bond	1.000%	06/20/2015	0.159%		24,900	388	(122)	266	0
	China Government International Bond	1.000%	12/20/2016	0.431%		50,000	981	(190)	791	0
	China Government International Bond	1.000%	12/20/2018	0.821%		120,600	1,273	(245)	1,028	0
	China Government International Bond	1.000%	03/20/2019	0.868%		240,000	1,068	526	1,594	0
	China Government International Bond	1.000%	06/20/2019	0.911%		50,000	197	41	238	0
	Export-Import Bank of China	1.000%	06/20/2016	0.603%		10,000	(97)	188	91	0
	Export-Import Bank of China	1.000%	06/20/2017	0.781%		10,000	(396)	469	73	0
	Florida State Board of Education General Obligation Notes, Series 2005	0.470%	03/20/2018	0.298%		10,000	0	69	69	0
	General Electric Capital Corp.	5.000%	09/20/2014	0.222%		50,000	1,187	42	1,229	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.222%		25,000	(1,123)	1,273	150	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.302%		25,000	(876)	1,144	268	0
	General Electric Capital Corp.	1.000%	03/20/2016	0.336%		25,000	(190)	527	337	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	37

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	General Electric Capital Corp.	1.000%	06/20/2019	0.596%	$	25,000	$487	$28	$515	$0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		12,100	(274)	380	106	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.514%		15,000	(218)	349	131	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.625%		5,000	(95)	138	43	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		15,000	(503)	52	0	(451)
	Italy Government International Bond	1.000%	06/20/2019	1.316%		10,300	(185)	29	0	(156)
	JPMorgan Chase & Co.	1.000%	06/20/2014	0.196%		20,700	189	(145)	44	0
	JPMorgan Chase & Co.	1.000%	09/20/2014	0.196%		10,000	100	(59)	41	0
	MetLife, Inc.	1.000%	12/20/2014	0.087%		10,800	(272)	348	76	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		91,800	(808)	1,823	1,015	0
	Mexico Government International Bond	1.000%	03/20/2016	0.331%		232,600	(2,150)	5,312	3,162	0
	Mexico Government International Bond	1.000%	06/20/2016	0.349%		50,000	(48)	791	743	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		25,000	(707)	1,092	385	0
	Mexico Government International Bond	1.000%	12/20/2016	0.428%		37,500	(706)	1,302	596	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		84,700	61	794	855	0
	Mexico Government International Bond	1.000%	03/20/2024	1.361%		15,000	(455)	0	0	(455)
	Petrobras International Finance Co.	1.000%	03/20/2015	0.839%		65,000	160	(36)	124	0
	Prudential Financial, Inc.	5.000%	09/20/2014	0.060%		5,000	(90)	216	126	0
	Russia Government International Bond	1.000%	03/20/2019	2.107%		72,500	(4,968)	1,294	0	(3,674)
	Sberbank of Russia	1.000%	09/20/2014	1.576%		50,000	(129)	8	0	(121)
	United Kingdom Gilt	1.000%	06/20/2015	0.031%		47,400	362	220	582	0
	Verizon Communications, Inc.	1.000%	06/20/2019	0.624%		44,000	812	35	847	0
DUB	American International Group, Inc.	1.000%	03/20/2019	0.642%		59,800	908	137	1,045	0
	American International Group, Inc.	1.000%	06/20/2019	0.672%		55,000	917	18	935	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2014	0.069%		25,000	(495)	673	178	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.098%		65,000	(932)	1,529	597	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2024	1.101%		25,000	(418)	211	0	(207)
	Brazil Government International Bond	1.000%	06/20/2015	0.383%		61,800	(873)	1,364	491	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		110,000	(1,220)	2,048	828	0
	Brazil Government International Bond	1.000%	12/20/2015	0.607%		75,000	(494)	1,030	536	0
	Brazil Government International Bond	1.000%	06/20/2016	0.729%		100,000	(168)	803	635	0
	Brazil Government International Bond	1.000%	12/20/2016	0.953%		70,400	(1,508)	1,622	114	0
	Brazil Government International Bond	1.000%	03/20/2017	1.034%		20,000	(163)	149	0	(14)

38	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Brazil Government International Bond	1.000%	03/20/2019	1.627%	$	29,700	$(1,271)	$403	$0	$(868)
	China Government International Bond	1.000%	12/20/2015	0.269%		25,000	349	(24)	325	0
	China Government International Bond	1.000%	12/20/2016	0.431%		115,400	2,264	(440)	1,824	0
	China Government International Bond	1.000%	12/20/2018	0.821%		190,000	1,955	(336)	1,619	0
	China Government International Bond	1.000%	03/20/2019	0.868%		82,500	287	261	548	0
	Export-Import Bank of China	1.000%	06/20/2016	0.603%		10,000	(48)	140	92	0
	Ford Motor Co.	5.000%	03/20/2019	1.027%		15,000	2,798	59	2,857	0
	Ford Motor Co.	5.000%	06/20/2019	1.076%		15,300	2,975	31	3,006	0
	General Electric Capital Corp.	5.000%	06/20/2014	0.222%		29,800	1,011	(641)	370	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.302%		110,000	(4,219)	5,394	1,175	0
	General Electric Capital Corp.	1.000%	12/20/2015	0.322%		50,000	(1,411)	2,015	604	0
	General Electric Capital Corp.	1.000%	03/20/2016	0.336%		2,600	(210)	245	35	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.569%		150,000	2,777	378	3,155	0
	HSBC Bank PLC	1.000%	12/20/2018	0.630%	EUR	20,000	293	189	482	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%	$	25,000	(619)	839	220	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.514%		15,000	(211)	342	131	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		45,000	(2,120)	767	0	(1,353)
	Indonesia Government International Bond	1.000%	06/20/2019	1.733%		15,000	(535)	3	0	(532)
	Italy Government International Bond	1.000%	03/20/2019	1.283%		47,200	(943)	331	0	(612)
	Italy Government International Bond	1.000%	06/20/2019	1.316%		17,900	(330)	59	0	(271)
	Japan Government International Bond	1.000%	12/20/2015	0.185%		41,700	786	(182)	604	0
	MetLife, Inc.	1.000%	03/20/2019	0.619%		70,000	911	394	1,305	0
	MetLife, Inc.	1.000%	06/20/2019	0.647%		25,000	448	8	456	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		9,400	(118)	222	104	0
	Mexico Government International Bond	1.000%	12/20/2015	0.308%		50,000	(456)	1,072	616	0
	Mexico Government International Bond	1.000%	03/20/2016	0.331%		143,200	(1,131)	3,077	1,946	0
	Mexico Government International Bond	1.000%	12/20/2016	0.428%		25,000	(871)	1,268	397	0
	Mexico Government International Bond	1.000%	03/20/2017	0.457%		15,000	(165)	411	246	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		46,700	(762)	1,518	756	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	39

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Mexico Government International Bond	1.000%	12/20/2018	0.787%	$	172,000	$(208)	$1,944	$1,736	$0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%		17,700	52	93	145	0
	Mexico Government International Bond	1.000%	03/20/2024	1.361%		10,000	(254)	(50)	0	(304)
	Prudential Financial, Inc.	1.000%	03/20/2019	0.590%		88,000	1,602	164	1,766	0
	U.S. Treasury Notes	0.250%	03/20/2015	0.120%	EUR	25,000	(344)	390	46	0
	U.S. Treasury Notes	0.250%	06/20/2015	0.126%		50,000	(526)	637	111	0
	U.S. Treasury Notes	0.250%	09/20/2015	0.130%		50,000	(689)	817	128	0
	U.S. Treasury Notes	0.250%	06/20/2016	0.137%		50,000	(951)	1,130	179	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.137%		50,000	(931)	1,130	199	0
FBF	AT&T, Inc.	1.000%	06/20/2019	0.670%	$	10,000	164	3	167	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2019	0.569%		25,000	550	1	551	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		70,000	(777)	1,304	527	0
	Canadian Natural Resources Ltd.	1.000%	06/20/2017	0.278%		590	(23)	37	14	0
	China Government International Bond	1.000%	03/20/2015	0.150%		25,000	119	98	217	0
	China Government International Bond	1.000%	06/20/2015	0.159%		25,000	136	132	268	0
	CIT Group, Inc.	5.000%	03/20/2015	0.519%		36,000	1,463	172	1,635	0
	Export-Import Bank of China	1.000%	06/20/2016	0.603%		5,000	(43)	89	46	0
	Export-Import Bank of China	1.000%	12/20/2016	0.709%		10,000	(970)	1,052	82	0
	Export-Import Bank of China	1.000%	06/20/2017	0.781%		11,300	(437)	520	83	0
	Ford Motor Co.	5.000%	06/20/2019	1.076%		6,500	1,256	22	1,278	0
	Goldman Sachs Group, Inc.	1.000%	09/20/2014	0.331%		11,200	(181)	221	40	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		10,000	(218)	306	88	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.514%		20,000	(318)	493	175	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.576%		21,900	(496)	686	190	0
	JPMorgan Chase & Co.	1.000%	06/20/2014	0.196%		6,600	58	(43)	15	0
	MetLife, Inc.	1.000%	12/20/2014	0.087%		13,900	(271)	369	98	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		25,000	(217)	494	277	0
	Mexico Government International Bond	1.000%	12/20/2016	0.428%		15,000	127	111	238	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		42,500	(31)	460	429	0
	Mexico Government International Bond	1.000%	03/20/2024	1.361%		10,000	(270)	(33)	0	(303)
	Prudential Financial, Inc.	1.000%	09/20/2015	0.166%		10,000	122	6	128	0
	Prudential Financial, Inc.	1.000%	03/20/2019	0.590%		25,000	432	69	501	0
	Prudential Financial, Inc.	1.000%	06/20/2019	0.620%		25,000	449	37	486	0
	U.S. Treasury Notes	0.250%	03/20/2016	0.136%	EUR	173,500	(2,143)	2,705	562	0

40	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	United Kingdom Gilt	1.000%	06/20/2015	0.031%	$	50,000	$538	$76	$614	$0
GST	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.098%		111,400	(1,718)	2,740	1,022	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2015	0.115%		30,000	(962)	1,299	337	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2015	0.183%		60,000	(1,275)	2,145	870	0
	Brazil Government International Bond	1.000%	06/20/2015	0.383%		30,800	(414)	658	244	0
	Brazil Government International Bond	1.000%	09/20/2016	0.853%		47,500	(289)	477	188	0
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		65,000	(2,737)	838	0	(1,899)
	Canada Government Bond	1.000%	03/20/2015	0.221%		10,000	243	(163)	80	0
	China Government International Bond	1.000%	09/20/2015	0.224%		25,000	182	114	296	0
	China Government International Bond	1.000%	12/20/2018	0.821%		25,000	226	(13)	213	0
	Export-Import Bank of China	1.000%	06/20/2016	0.603%		20,000	(184)	367	183	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		10,000	(333)	421	88	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		15,000	(605)	154	0	(451)
	Japan Government International Bond	1.000%	06/20/2015	0.138%		41,900	49	410	459	0
	Japan Government International Bond	1.000%	09/20/2015	0.165%		50,000	806	(169)	637	0
	Japan Government International Bond	1.000%	12/20/2015	0.185%		30,200	568	(131)	437	0
	MetLife, Inc.	1.000%	03/20/2015	0.123%		25,000	(1,561)	1,784	223	0
	MetLife, Inc.	1.000%	12/20/2015	0.212%		27,000	(1,638)	2,016	378	0
	MetLife, Inc.	1.000%	03/20/2019	0.619%		32,000	538	59	597	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		54,400	(485)	1,322	837	0
	Mexico Government International Bond	1.000%	06/20/2017	0.482%		3,300	(108)	164	56	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		10,000	(143)	304	161	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		161,300	(206)	1,834	1,628	0
	Mexico Government International Bond	1.000%	03/20/2024	1.361%		35,000	(950)	(112)	0	(1,062)
	Prudential Financial, Inc.	1.000%	03/20/2016	0.211%		26,300	(289)	710	421	0
	Russia Government International Bond	1.000%	12/20/2016	1.682%		25,000	(141)	(305)	0	(446)
	Spain Government International Bond	1.000%	03/20/2019	1.002%		31,100	(265)	272	7	0
	Standard Chartered Bank	1.000%	03/20/2019	1.152%	EUR	20,000	(250)	59	0	(191)
	United Kingdom Gilt	1.000%	03/20/2015	0.030%	$	37,200	133	233	366	0
HUS	Brazil Government International Bond	1.000%	06/20/2015	0.383%		248,900	(3,152)	5,126	1,974	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	41

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Brazil Government International Bond	1.000%	09/20/2015	0.514%	$	130,500	$(1,332)	$2,314	$982	$0
	Brazil Government International Bond	1.000%	12/20/2015	0.607%		100,000	(756)	1,469	713	0
	Brazil Government International Bond	1.000%	03/20/2016	0.676%		61,200	(502)	915	413	0
	China Government International Bond	1.000%	12/20/2018	0.821%		82,500	968	(265)	703	0
	China Government International Bond	1.000%	03/20/2019	0.868%		30,000	(44)	243	199	0
	Export-Import Bank of China	1.000%	06/20/2016	0.603%		10,000	(53)	144	91	0
	Export-Import Bank of China	1.000%	06/20/2017	0.781%		2,800	(108)	129	21	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		25,000	(792)	1,011	219	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.576%		25,000	(566)	784	218	0
	Indonesia Government International Bond	1.000%	09/20/2016	0.740%		2,000	(39)	53	14	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		35,000	(1,321)	269	0	(1,052)
	Indonesia Government International Bond	1.000%	06/20/2019	1.733%		15,000	(539)	7	0	(532)
	Italy Government International Bond	1.000%	03/20/2019	1.283%		39,600	(693)	179	0	(514)
	Mexico Government International Bond	1.000%	03/20/2015	0.219%		2,300	(49)	67	18	0
	Mexico Government International Bond	1.000%	12/20/2015	0.308%		50,000	(479)	1,096	617	0
	Mexico Government International Bond	1.000%	03/20/2016	0.331%		10,000	(44)	180	136	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		24,100	133	237	370	0
	Mexico Government International Bond	1.000%	12/20/2016	0.428%		39,900	474	160	634	0
	Mexico Government International Bond	1.000%	06/20/2017	0.482%		11,700	(264)	462	198	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		48,500	(808)	1,593	785	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		157,600	(263)	1,854	1,591	0
	Petrobras International Finance Co.	1.000%	09/20/2014	0.721%		25,000	(70)	111	41	0
	Petrobras International Finance Co.	1.000%	06/20/2015	0.910%		50,000	142	(70)	72	0
	Russia Government International Bond	1.000%	03/20/2019	2.107%		74,000	(5,079)	1,329	0	(3,750)
	Russia Government International Bond	1.000%	06/20/2019	2.147%		50,000	(3,150)	410	0	(2,740)
	U.S. Treasury Notes	0.250%	03/20/2016	0.136%	EUR	100,000	(1,239)	1,564	325	0

42	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	U.S. Treasury Notes	0.250%	09/20/2016	0.137%	EUR	50,000	$(1,084)	$1,282	$198	$0
	U.S. Treasury Notes	0.250%	12/20/2018	0.171%		50,000	(172)	433	261	0
JPM	Berkshire Hathaway, Inc.	1.000%	06/20/2015	0.115%	$	20,000	(816)	1,041	225	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2015	0.183%		15,000	(463)	681	218	0
	Brazil Government International Bond	1.000%	06/20/2015	0.383%		40,000	(420)	737	317	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		107,000	(1,219)	2,025	806	0
	Brazil Government International Bond	1.000%	06/20/2016	0.729%		50,000	(84)	402	318	0
	Brazil Government International Bond	1.000%	09/20/2016	0.853%		99,000	(1,137)	1,528	391	0
	Brazil Government International Bond	1.000%	12/20/2016	0.953%		46,200	(630)	705	75	0
	Brazil Government International Bond	1.000%	03/20/2017	1.034%		52,300	(470)	435	0	(35)
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		25,000	(875)	145	0	(730)
	China Development Bank Corp.	1.000%	06/20/2016	0.609%		15,000	(130)	266	136	0
	China Government International Bond	1.000%	06/20/2015	0.159%		60,000	494	148	642	0
	China Government International Bond	1.000%	09/20/2015	0.224%		10,000	62	56	118	0
	China Government International Bond	1.000%	12/20/2015	0.269%		25,000	349	(24)	325	0
	China Government International Bond	1.000%	12/20/2018	0.821%		115,000	1,188	(208)	980	0
	China Government International Bond	1.000%	03/20/2019	0.868%		60,000	0	398	398	0
	Export-Import Bank of China	1.000%	06/20/2016	0.603%		25,000	(193)	422	229	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.222%		75,000	(3,867)	4,319	452	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.302%		15,000	(526)	686	160	0
	General Electric Capital Corp.	0.280%	03/20/2016	0.343%		10,000	0	(12)	0	(12)
	HSBC Bank PLC	1.000%	12/20/2018	0.630%	EUR	3,400	50	32	82	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%	$	35,000	(814)	1,121	307	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.514%		8,700	(138)	214	76	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.576%		10,000	(178)	265	87	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.625%		2,500	(46)	68	22	0
	Indonesia Government International Bond	1.000%	09/20/2016	0.740%		5,000	(79)	113	34	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		15,000	(605)	154	0	(451)
	Japan Government International Bond	1.000%	09/20/2015	0.165%		75,000	1,220	(265)	955	0
	MetLife, Inc.	1.000%	09/20/2015	0.185%		25,000	(1,694)	2,006	312	0
	MetLife, Inc.	1.000%	12/20/2015	0.212%		23,000	(1,415)	1,737	322	0
	Mexico Government International Bond	0.920%	03/20/2016	0.331%		6,950	0	83	83	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	43

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Mexico Government International Bond	1.000%	09/20/2016	0.393%	$	52,700	$234	$577	$811	$0
	Mexico Government International Bond	1.000%	12/20/2016	0.428%		25,000	(889)	1,286	397	0
	Mexico Government International Bond	1.000%	06/20/2017	0.482%		400	(13)	20	7	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		25,000	(332)	737	405	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		93,600	(183)	1,128	945	0
	Mexico Government International Bond	1.000%	03/20/2024	1.361%		5,000	(127)	(25)	0	(152)
MYC	AT&T, Inc.	1.000%	06/20/2019	0.670%		25,000	410	8	418	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.098%		77,000	(1,445)	2,151	706	0
	Brazil Government International Bond	1.000%	06/20/2015	0.383%		31,500	(305)	555	250	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		25,000	(157)	345	188	0
	Brazil Government International Bond	1.000%	12/20/2015	0.607%		100,000	(806)	1,520	714	0
	Brazil Government International Bond	1.000%	03/20/2016	0.676%		75,000	(608)	1,114	506	0
	Brazil Government International Bond	1.000%	12/20/2016	0.953%		25,000	(883)	923	40	0
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		45,000	(1,751)	437	0	(1,314)
	China Development Bank Corp.	1.000%	06/20/2016	0.609%		50,000	(326)	776	450	0
	China Government International Bond	1.000%	03/20/2015	0.150%		13,300	63	52	115	0
	China Government International Bond	1.000%	12/20/2015	0.269%		50,000	712	(62)	650	0
	China Government International Bond	1.000%	12/20/2018	0.821%		100,000	1,039	(187)	852	0
	China Government International Bond	1.000%	03/20/2019	0.868%		57,500	17	365	382	0
	Export-Import Bank of China	1.000%	06/20/2016	0.603%		40,000	(232)	597	365	0
	Ford Motor Co.	5.000%	03/20/2019	1.027%		14,800	2,762	58	2,820	0
	General Electric Capital Corp.	1.000%	06/20/2014	0.222%		20,000	183	(142)	41	0
	General Electric Capital Corp.	1.000%	09/20/2014	0.222%		75,000	534	(229)	305	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.222%		50,000	(2,368)	2,668	300	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.302%		85,000	(3,104)	4,012	908	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.569%		25,000	469	57	526	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		25,000	(623)	842	219	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.514%		30,000	(449)	711	262	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.576%		20,000	(342)	516	174	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%		26,400	(479)	136	0	(343)

44	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Japan Government International Bond	1.000%	06/20/2015	0.138%	$	25,000	$82	$192	$274	$0
	Japan Government International Bond	1.000%	12/20/2015	0.185%		5,000	90	(18)	72	0
	Mexico Government International Bond	1.000%	12/20/2015	0.308%		25,000	(356)	664	308	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		63,900	(506)	1,489	983	0
	Mexico Government International Bond	1.000%	03/20/2017	0.457%		5,000	(55)	137	82	0
	Mexico Government International Bond	1.000%	06/20/2017	0.482%		10,600	(356)	536	180	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		25,000	(332)	737	405	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		75,000	(184)	941	757	0
	Mexico Government International Bond	1.000%	03/20/2024	1.361%		25,000	(634)	(124)	0	(758)
	Spain Government International Bond	1.000%	03/20/2019	1.002%		31,000	(279)	286	7	0
	United Kingdom Gilt	0.250%	03/20/2015	0.030%		30,000	(339)	406	67	0
	United Kingdom Gilt	1.000%	03/20/2015	0.030%		170,000	1,455	218	1,673	0
	United Kingdom Gilt	1.000%	12/20/2016	0.096%		30,000	816	(64)	752	0
RYL	China Government International Bond	1.000%	06/20/2015	0.159%		104,600	1,382	(263)	1,119	0
	China Government International Bond	1.000%	12/20/2015	0.269%		25,000	362	(37)	325	0
	China Government International Bond	1.000%	09/20/2016	0.386%		1,300	(16)	36	20	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		65,000	(1,465)	2,035	570	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.576%		46,900	(1,041)	1,449	408	0
	Indonesia Government International Bond	1.000%	09/20/2016	0.740%		13,700	(216)	308	92	0
	Japan Government International Bond	1.000%	06/20/2015	0.138%		2,100	20	3	23	0
	Japan Government International Bond	1.000%	12/20/2015	0.185%		50,000	930	(206)	724	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		5,000	(139)	216	77	0
	U.S. Treasury Notes	0.250%	03/20/2016	0.136%	EUR	62,000	(752)	953	201	0
	U.S. Treasury Notes	0.250%	06/20/2016	0.137%		25,000	(429)	518	89	0
SOG	U.S. Treasury Notes	0.250%	06/20/2015	0.126%		25,000	(221)	276	55	0
	U.S. Treasury Notes	0.250%	09/20/2015	0.130%		50,000	(689)	817	128	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.137%		50,000	(1,095)	1,294	199	0
	United Kingdom Gilt	1.000%	03/20/2015	0.030%	$	72,700	160	555	715	0
	United Kingdom Gilt	1.000%	06/20/2015	0.031%		19,200	202	34	236	0
UAG	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.098%		3,300	(60)	90	30	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		27,600	(261)	469	208	0
	Brazil Government International Bond	1.000%	03/20/2016	0.676%		35,000	(336)	572	236	0
	China Government International Bond	1.000%	06/20/2015	0.159%		25,000	396	(128)	268	0
	China Government International Bond	1.000%	09/20/2015	0.224%		25,000	219	78	297	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	45

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	General Electric Capital Corp.	1.000%	12/20/2014	0.222%	$	65,000	$(3,362)	$3,753	$391	$0
	Indonesia Government International Bond	1.000%	09/20/2016	0.740%		13,600	(215)	306	91	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		19,100	(270)	481	211	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		17,900	(79)	354	275	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		10,000	(135)	297	162	0
	U.S. Treasury Notes	0.250%	03/20/2016	0.136%	EUR	35,500	(408)	523	115	0
	U.S. Treasury Notes	0.250%	06/20/2016	0.137%		125,000	(2,168)	2,618	450	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.137%		175,700	(2,371)	3,070	699	0
	United Kingdom Gilt	1.000%	06/20/2015	0.031%	$	100,000	1,202	27	1,229	0
	United Kingdom Gilt	1.000%	12/20/2015	0.056%		37,300	858	(234)	624	0

							$(95,411)	$229,327	$171,119	$(37,203)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
								Asset	Liability
BOA	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	$	24,593	$(615)	$368	$0	$(247)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063		1,000	(43)	22	0	(21)
BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046		22,850	(4,907)	2	0	(4,905)
	CDX.EM-12 5-Year Index	5.000%	12/20/2014		75,200	8,835	(7,732)	1,103	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015		494,500	60,593	(48,135)	12,458	0
	CDX.HY-21 3-Year Index	5.000%	12/20/2016		100,000	7,375	(21)	7,354	0
CBK	CMBX.NA.AAA.4 Index	0.350%	02/17/2051		9,837	(267)	169	0	(98)
	MCDX-15 5-Year Index	1.000%	12/20/2015		28,100	(1,092)	1,323	231	0
DUB	CDX.EM-12 5-Year Index	5.000%	12/20/2014		99,900	11,676	(10,210)	1,466	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015		491,800	61,681	(49,291)	12,390	0
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051		15,641	(420)	263	0	(157)
	MCDX-15 5-Year Index	1.000%	12/20/2015		25,000	(980)	1,186	206	0
FBF	CDX.EM-13 5-Year Index	5.000%	06/20/2015		32,400	4,200	(3,384)	816	0
	CDX.HY-21 3-Year Index	5.000%	12/20/2016		25,000	1,828	10	1,838	0
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051		4,033	(121)	80	0	(41)
GST	CDX.EM-12 5-Year Index	5.000%	12/20/2014		24,300	2,892	(2,535)	357	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015		50,700	6,337	(5,060)	1,277	0
	CDX.IG-9 10-Year Index 30-100%	0.508%	12/20/2017		241,125	0	3,514	3,514	0
	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017		62,017	0	996	996	0
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051		13,084	(343)	212	0	(131)
	MCDX-14 5-Year Index	1.000%	06/20/2015		80,000	(4,046)	4,619	573	0
	MCDX-15 5-Year Index	1.000%	12/20/2015		10,000	(389)	471	82	0
	MCDX-21 5-Year Index	1.000%	12/20/2018		170,000	(3,251)	1,951	0	(1,300)
HUS	CDX.EM-12 5-Year Index	5.000%	12/20/2014		25,000	2,900	(2,533)	367	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015		934,300	115,625	(92,087)	23,538	0
JPM	CDX.EM-12 5-Year Index	5.000%	12/20/2014		25,000	2,838	(2,471)	367	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015		68,100	7,866	(6,150)	1,716	0
	CDX.IG-9 10-Year Index 30-100%	0.510%	12/20/2017		144,675	0	2,122	2,122	0

46	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2014

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
								Asset	Liability
	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	$	130,979	$0	$2,128	$2,128	$0
MYC	CDX.EM-12 5-Year Index	5.000%	12/20/2014		25,000	2,963	(2,596)	367	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015		153,200	16,939	(13,079)	3,860	0
	CDX.HY-21 3-Year Index	5.000%	12/20/2016		75,000	5,484	31	5,515	0
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051		44,027	(1,125)	682	0	(443)
	MCDX-15 5-Year Index	1.000%	12/20/2015		21,900	(866)	1,046	180	0
UAG	CDX.EM-12 5-Year Index	5.000%	12/20/2014		50,000	4,975	(4,241)	734	0

						$306,542	$(228,330)	$85,555	$(7,343)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	71,100	$180	$(2,072)	$0	$(1,892)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	1,020,000	(210)	1,911	1,701	0
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019		876,000	(235)	1,068	833	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		423,300	(771)	(1,155)	0	(1,926)
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		700,000	771	252	1,023	0
BPS	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		136,900	(176)	(377)	0	(553)
BRC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		1,720,079	832	2,717	3,549	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		367,700	(214)	360	146	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		8,268,300	(3,992)	17,781	13,789	0
	Pay	28-Day MXN-TIIE	4.750%	02/26/2018		951,000	(680)	(100)	0	(780)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		328,400	(212)	300	88	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		272,900	(62)	337	275	0
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		536,000	(748)	397	0	(351)
	Pay	28-Day MXN-TIIE	6.240%	02/01/2021		1,310,000	18	960	978	0
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021		800,000	555	1,271	1,826	0
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022		156,000	64	(572)	0	(508)
	Pay	28-Day MXN-TIIE	6.000%	09/02/2022		466,000	(240)	(671)	0	(911)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		121,800	(350)	(142)	0	(492)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	47

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	1-Year BRL-CDI	9.130%	01/02/2017	BRL	81,200	$195	$(2,361)	$0	$(2,166)
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019	MXN	987,000	(410)	1,348	938	0
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		300,000	(442)	246	0	(196)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		272,800	(460)	(642)	0	(1,102)
GLM	Pay	1-Year BRL-CDI	10.630%	01/02/2017	BRL	9,600	3	(116)	0	(113)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	2,009,300	(1,025)	4,377	3,352	0
	Pay	28-Day MXN-TIIE	4.750%	02/26/2018		875,400	(638)	(80)	0	(718)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		672,100	(422)	602	180	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		791,100	(152)	951	799	0
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019		3,275,000	1,367	1,747	3,114	0
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		299,400	(734)	(476)	0	(1,210)
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		7,900,000	8,059	3,481	11,540	0
HUS	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		3,248,200	530	6,173	6,703	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		1,119,200	(713)	1,157	444	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		3,033,000	(1,781)	6,839	5,058	0
	Pay	28-Day MXN-TIIE	4.750%	02/26/2018		363,100	(290)	(8)	0	(298)
	Pay	28-Day MXN-TIIE	5.000%	06/11/2018		73,000	(116)	82	0	(34)
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		266,700	(20)	289	269	0
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		345,000	(449)	223	0	(226)
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		2,226,300	(4,252)	(5,876)	0	(10,128)
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022		500,000	(38)	(1,589)	0	(1,627)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		345,400	(568)	(828)	0	(1,396)
JPM	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		235,900	(95)	158	63	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		105,200	(7)	113	106	0
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019		1,026,000	(349)	1,324	975	0
MYC	Pay	1-Year BRL-CDI	8.640%	01/02/2017	BRL	133,800	(155)	(3,820)	0	(3,975)
	Pay	1-Year BRL-CDI	9.140%	01/02/2017		63,900	212	(1,923)	0	(1,711)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		35,100	98	(512)	0	(414)
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	2,098,700	852	3,479	4,331	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		500,000	52	147	199	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		3,355,000	(1,687)	7,283	5,596	0
	Pay	28-Day MXN-TIIE	5.000%	06/11/2018		47,000	(76)	54	0	(22)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		447,800	(251)	372	121	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		1,118,700	(177)	1,307	1,130	0
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		450,000	(559)	264	0	(295)
	Pay	28-Day MXN-TIIE	6.350%	06/02/2021		770,500	179	510	689	0
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021		400,000	298	615	913	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		3,187,800	(7,127)	(7,377)	0	(14,504)
	Pay	28-Day MXN-TIIE	6.000%	09/02/2022		1,098,000	(416)	(1,731)	0	(2,147)
SOG	Pay	28-Day MXN-TIIE	5.700%	01/18/2019		5,321,000	(526)	5,584	5,058	0
	Pay	28-Day MXN-TIIE	6.240%	02/01/2021		1,600,000	267	928	1,195	0
UAG	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		175,000	(31)	323	292	0

							$(17,324)	$44,902	$77,273	$(49,695)

Total Swap Agreements							$193,807	$45,899	$333,947	$(94,241)

48	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2014

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(n)	Securities with an aggregate market value of $612,265 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counter party	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$9,942	$0	$21,556	$31,498	$(47,774)	$(49,561)	$(7,007)	$(104,342)	$(72,844)	$68,831	$(4,013)
BPS	12,120	0	3,396	15,516	(61,519)	(3,582)	(2,931)	(68,032)	(52,516)	49,899	(2,617)
BRC	28,432	0	75,028	103,460	(34,243)	(8,341)	(11,511)	(54,095)	49,365	(52,490)	(3,125)
CBK	38,816	0	17,068	55,884	(100,313)	(8,222)	(7,542)	(116,077)	(60,193)	35,803	(24,390)
DUB	5,627	0	47,542	53,169	(9,123)	(96,261)	(7,782)	(113,166)	(59,997)	55,485	(4,512)
FBF	5,145	0	11,363	16,508	(33,305)	0	(344)	(33,649)	(17,141)	15,487	(1,654)
GLM	26,298	0	18,985	45,283	(6,189)	(39,031)	(2,041)	(47,261)	(1,978)	1,608	(370)
GST	0	0	16,527	16,527	0	(1,548)	(5,480)	(7,028)	9,499	(10,440)	(941)
HUS	316	0	47,172	47,488	(9,176)	0	(22,297)	(31,473)	16,015	(18,060)	(2,045)
JPM	6,388	0	18,112	24,500	(17,657)	(89,931)	(1,380)	(108,968)	(84,468)	30,355	(54,113)
MSC	11,966	0	0	11,966	(11,174)	0	0	(11,174)	792	(11,143)	(10,351)
MYC	0	0	39,652	39,652	0	(288,252)	(25,926)	(314,178)	(274,526)	24,251	(250,275)
RYL	0	0	3,648	3,648	(1,254)	(47,422)	0	(48,676)	(45,028)	38,089	(6,939)
SCX	46	0	0	46	(48)	0	0	(48)	(2)	0	(2)
SOG	0	0	7,586	7,586	0	(235)	0	(235)	7,351	(7,980)	(629)
UAG	3,004	0	6,312	9,316	(33,778)	0	0	(33,778)	(24,462)	15,065	(9,397)

Total Over the Counter	$148,100	$0	$333,947	$482,047	$(365,553)	$(632,386)	$(94,241)	$(1,092,180)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$102,668	$102,668
Swap Agreements	0	4,326	0	0	99,388	103,714

	$0	$4,326	$0	$0	$202,056	$206,382

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$148,100	$0	$148,100
Swap Agreements	0	256,674	0	0	77,273	333,947

	$0	$256,674	$0	$148,100	$77,273	$482,047

	$0	$261,000	$0	$148,100	$279,329	$688,429

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	49

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$4,582	$4,582
Futures	0	0	0	0	4,292	4,292
Swap Agreements	0	340	0	0	66	406

	$0	$340	$0	$0	$8,940	$9,280

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$365,553	$0	$365,553
Written Options	0	13,512	0	37,779	581,095	632,386
Swap Agreements	0	44,546	0	0	49,695	94,241

	$0	$58,058	$0	$403,332	$630,790	$1,092,180

	$0	$58,398	$0	$403,332	$639,730	$1,101,460

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$17,076	$17,076
Futures	0	0	0	0	169,745	169,745
Swap Agreements	0	(18,507)	0	0	(829,154)	(847,661)

	$0	$(18,507)	$0	$0	$(642,333)	$(660,840)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(64,525)	$0	$(64,525)
Written Options	0	19,212	0	101,712	547,326	668,250
Swap Agreements	0	403,709	0	(20,057)	69,177	452,829

	$0	$422,921	$0	$17,130	$616,503	$1,056,554

	$0	$404,414	$0	$17,130	$(25,830)	$395,714

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$4,237	$4,237
Futures	0	0	0	0	(564,949)	(564,949)
Swap Agreements	0	92,388	0	0	691,305	783,693

	$0	$92,388	$0	$0	$130,593	$222,981

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(336,078)	$0	$(336,078)
Written Options	0	9,052	0	(3,357)	(57,406)	(51,711)
Swap Agreements	0	(130,687)	0	(15,560)	(53,810)	(200,057)

	$0	$(121,635)	$0	$(354,995)	$(111,216)	$(587,846)

	$0	$(29,247)	$0	$(354,995)	$19,377	$(364,865)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

50	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$922,472	$6,759	$929,231
Corporate Bonds & Notes
Banking & Finance	0	25,952,119	557,961	26,510,080
Industrials	0	3,014,862	74,415	3,089,277
Utilities	0	1,700,997	96	1,701,093
Municipal Bonds & Notes
Alabama	0	110,304	0	110,304
Arizona	0	11,034	0	11,034
California	0	4,249,588	0	4,249,588
Colorado	0	72,485	0	72,485
Connecticut	0	3,955	0	3,955
District of Columbia	0	10,243	0	10,243
Florida	0	102,033	0	102,033
Georgia	0	93,030	0	93,030
Illinois	0	574,934	0	574,934
Indiana	0	61,017	0	61,017
Iowa	0	63,531	0	63,531
Kansas	0	22,560	0	22,560
Louisiana	0	97,448	0	97,448
Massachusetts	0	78,373	0	78,373
Michigan	0	56,189	0	56,189
Missouri	0	503	0	503
Nebraska	0	11,618	0	11,618
Nevada	0	410,718	0	410,718
New Jersey	0	236,531	0	236,531
New Mexico	0	9,099	0	9,099
New York	0	1,519,038	0	1,519,038
North Carolina	0	53,784	0	53,784
Ohio	0	702,236	0	702,236
Oregon	0	36,871	0	36,871
Pennsylvania	0	38,265	0	38,265
Rhode Island	0	7,179	0	7,179
South Carolina	0	5,242	0	5,242
Tennessee	0	7,169	0	7,169
Texas	0	218,338	0	218,338
Utah	0	732	0	732
Washington	0	17,854	0	17,854
West Virginia	0	123,432	0	123,432
Wisconsin	0	90,879	0	90,879
U.S. Government Agencies	0	47,541,158	28,347	47,569,505
U.S. Treasury Obligations	0	78,021,479	0	78,021,479
Mortgage-Backed Securities	3,303	14,849,151	3,238	14,855,692
Asset-Backed Securities	0	6,526,027	26,231	6,552,258
Sovereign Issues	0	24,055,128	0	24,055,128
Convertible Preferred Securities
Banking & Finance	172,335	0	0	172,335
Preferred Securities
Banking & Finance	32,752	0	0	32,752
Industrials	0	4,067	0	4,067
Short-Term Instruments
Certificates of Deposit	750,800	1,146,593	0	1,896,593
Commercial Paper	0	47,517	0	47,517

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	51

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

March 31, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Repurchase Agreements	$0	$2,035,700	$0	$2,035,700
Mexico Treasury Bills	0	1,238,569	0	1,238,569
U.S. Treasury Bills	0	71,039	0	71,039
	$958,390	$216,223,090	$697,047	$217,878,527

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$18,312,217	$0	$0	$18,312,217
Total Investments	$19,270,607	$216,223,090	$697,047	$236,190,744

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,541,302)	$0	$(1,541,302)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	102,668	103,714	0	206,382
Over the counter	585	481,462	0	482,047
	$103,253	$585,176	$0	$688,429

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4,292)	(4,988)	0	(9,280)
Over the counter	0	(1,085,369)	(6,811)	(1,092,180)
	$(4,292)	$(1,090,357)	$(6,811)	$(1,101,460)
Totals	$19,369,568	$214,176,607	$690,236	$234,236,411

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

52	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2014

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of the PIMCO Total Return Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated

ANNUAL REPORT	MARCH 31, 2014	53

Notes to Financial Statements (Cont.)

into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

54	PIMCO TOTAL RETURN FUND

March 31, 2014

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective for interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and Note 7, Principal Risks for additional details.

In June 2013, the FASB issued an ASU providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update is effective prospectively during interim or annual periods beginning on or after December 15, 2013. At this time, management is evaluating the ASU to determine whether it will impact the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are

ANNUAL REPORT	MARCH 31, 2014	55

Notes to Financial Statements (Cont.)

available. The Board has delegated to the Adviser, PIMCO, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

56	PIMCO TOTAL RETURN FUND

March 31, 2014

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2014	57

Notes to Financial Statements (Cont.)

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

58	PIMCO TOTAL RETURN FUND

March 31, 2014

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the investment advisor may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the investment advisor does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the

ANNUAL REPORT	MARCH 31, 2014	59

Notes to Financial Statements (Cont.)

borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of March 31, 2014, the Fund had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the

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risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted Securities  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2014 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the

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Notes to Financial Statements (Cont.)

U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2014 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
$1	$599,214	$(599,092)	$14	$0	$137	$14	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
$11,196,127	$83,216,489	$(76,093,800)	$(8,414)	$1,678	$18,312,080	$78,370	$0

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5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7 Principal Risks.

(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the

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Notes to Financial Statements (Cont.)

Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Fund may enter into short sales transactions. A short sale is a transaction in which the Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to

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deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Fund may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

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Notes to Financial Statements (Cont.)

Options on Exchange-Traded Futures Contracts  The Fund may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  The Fund may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums

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received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

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Notes to Financial Statements (Cont.)

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement

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outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the

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Notes to Financial Statements (Cont.)

Federal Reserve Board’s tapering of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

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March 31, 2014

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Fund by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

ANNUAL REPORT	MARCH 31, 2014	71

Notes to Financial Statements (Cont.)

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

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(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	Class P	Administrative Class	Class D	A, B, C and R Classes
0.21%	0.31%	0.21%	0.25%	0.35%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

ANNUAL REPORT	MARCH 31, 2014	73

Notes to Financial Statements (Cont.)

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class B	0.75%	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%
Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2014, the Distributor received $18,851,245 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

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March 31, 2014

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2014, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Total Return Fund	$9,564,583	$12,897,406

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$535,368,359	$563,755,505	$43,939,071	$79,113,944

ANNUAL REPORT	MARCH 31, 2014	75

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	3,658,744	$39,838,864	4,892,108	$55,549,746
Class P	355,553	3,870,564	533,741	6,051,947
Administrative Class	536,777	5,855,544	702,836	7,984,132
Class D	332,463	3,636,722	524,485	5,960,753
Class A	421,470	4,599,048	669,327	7,602,963
Class B	122	1,327	334	3,786
Class C	70,180	772,581	242,897	2,762,351
Class R	61,533	671,098	101,861	1,156,740

Issued as reinvestment of distributions
Institutional Class	399,247	4,337,849	870,439	9,877,172
Class P	17,836	193,899	43,382	492,301
Administrative Class	72,024	782,427	172,300	1,955,056
Class D	40,293	437,932	102,349	1,161,306
Class A	47,902	520,593	123,978	1,406,618
Class B	262	2,847	1,090	12,363
Class C	12,516	136,059	41,342	468,914
Class R	6,520	70,835	16,649	188,880

Cost of shares redeemed
Institutional Class	(6,306,546)	(68,347,323)	(3,390,704)	(38,480,322)
Class P	(643,151)	(6,973,831)	(349,951)	(3,960,791)
Administrative Class	(986,775)	(10,722,377)	(795,911)	(9,022,033)
Class D	(782,247)	(8,487,678)	(481,035)	(5,457,189)
Class A	(994,705)	(10,791,786)	(765,863)	(8,682,998)
Class B	(12,502)	(135,706)	(8,287)	(93,965)
Class C	(454,399)	(4,925,437)	(210,148)	(2,384,032)
Class R	(112,423)	(1,220,267)	(86,439)	(981,148)
Net (decrease) resulting from Fund share transactions	(4,259,306)	$(45,876,216)	2,950,780	$33,572,550

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

76	PIMCO TOTAL RETURN FUND

March 31, 2014

In accordance with U.S. GAAP, the Investment Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2014, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

ANNUAL REPORT	MARCH 31, 2014	77

Notes to Financial Statements (Cont.)

March 31, 2014

As of March 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Qualified Late-Year Loss Deferral— Capital	Qualified Late-Year Loss Deferral— Ordinary (3)
PIMCO Total Return Fund	$0	$0	$4,820,876	($876,820)	($2,463,664)	$0	$0
(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, and interest-only and Lehman securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)

Specified losses realized during the period November 1, 2013 through March 31, 2014 and Ordinary losses realized during the period January 1, 2014 through March 31, 2014, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of March 31, 2014, the Funds had accumulated capital losses expiring in the following years (amounts in thousands) . The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands)
	03/31/2014	03/31/2015	03/31/2016	03/31/2017	03/31/2018	03/31/2019
PIMCO Total Return Fund	$0	$0	$0	$0	$0	$0

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2014, the Fund had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Total Return Fund	$2,463,664	$0

As of March 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
PIMCO Total Return Fund	$232,765,950	$6,345,045	($2,920,251)	$3,424,794
(4)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, interest-only basis adjustments and Lehman securities for federal income tax purposes.

For the fiscal years ended March 31, 2014 and March 31, 2013, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2014			March 31, 2013
	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
PIMCO Total Return Fund	$5,273,810	$1,338,855$	$499,935	$14,317,674	$2,793,992	$0
(5)	Includes short-term capital gains, if any, distributed.

78	PIMCO TOTAL RETURN FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Total Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the summary schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Total Return Fund (one series of PIMCO Funds, hereinafter referred to as the “Fund”) at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereinafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2014

ANNUAL REPORT	MARCH 31, 2014	79

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GSC	Goldman Sachs & Co.
BOA	Bank of America N.A.	GST	Goldman Sachs International
BOS	Banc of America Securities LLC	HUS	HSBC Bank USA N.A.
BPG	BNP Paribas Securities Corp.	JPM	JPMorgan Chase Bank N.A.
BPS	BNP Paribas S.A.	JPS	JPMorgan Securities, Inc.
BRC	Barclays Bank PLC	MSC	Morgan Stanley & Co., Inc.
CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services, Inc.
DEU	Deutsche Bank Securities, Inc.	NXN	Natixis New York
DUB	Deutsche Bank AG	RYL	Royal Bank of Scotland Group PLC
FBF	Credit Suisse International	SCX	Standard Chartered Bank
FOB	Credit Suisse Securities (USA) LLC	SOG	Societe Generale
GLM	Goldman Sachs Bank USA	UAG	UBS AG Stamford
GRE	RBS Securities, Inc.	WFS	Wells Fargo Securities, LLC

Currency Abbreviations:
BRL	Brazilian Real	HKD	Hong Kong Dollar
CAD	Canadian Dollar	JPY	Japanese Yen
CNY	Chinese Renminbi	MXN	Mexican Peso
DKK	Danish Krone	NZD	New Zealand Dollar
EUR	Euro	RUB	Russian Ruble
GBP	British Pound	USD (or $)	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CMBX	Commercial Mortgage-Backed Index
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.HY	Credit Derivatives Index - High Yield	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	OIS	Overnight Index Swap
EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
LIBOR	London Interbank Offered Rate

80	PIMCO TOTAL RETURN FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2014) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2013 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2014 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from qualified interest income, as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest -related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from qualified short-term capital gain, as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO Total Return Fund	0.33%	0.33%	$5,517,876	$255,853

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2014, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2014.

ANNUAL REPORT	MARCH 31, 2014	81

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Brent R. Harris* (1959) Chairman of the Board and Trustee	02/1992 to Present	Managing Director and member of Executive Committee, PIMCO.	171	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).
Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	171	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).
Vern O. Curtis (1934) Trustee	04/1987 to 02/1993 and 02/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
William J. Popejoy (1938) Trustee	07/1993 to 02/1995 and 08/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.
**	Trustees serve until their successors are duly elected and qualified

82	PIMCO TOTAL RETURN FUND

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.
David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.
William H. Gross (1944) Senior Vice President	04/1987 to Present	Managing Director and Chief Investment Officer, PIMCO.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.
Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.
William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.
Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.
Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.
Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.
Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.
Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.
Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.
Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	MARCH 31, 2014	83

Privacy Policy

The Funds1,2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any investment fund managed by the Adviser in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

84	PIMCO TOTAL RETURN FUND

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2014	85

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF3014AR_033114

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2014

PIMCO TRENDS Managed Futures Strategy Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the past twelve months, investors faced periods of heightened market volatility brought on by uncertainty around monetary and fiscal policy, geopolitical issues in the Middle East and Ukraine, and growing concern over China’s economic health.

Beginning in mid-May 2013 conditions in financial markets deteriorated as investors reacted to signals by the Federal Reserve (“Fed”) that it might begin to slow the pace of its quantitative easing (“QE”) asset purchase program. The shift in tone fueled a broad-based sell-off within fixed income assets throughout most of the summer, reducing market liquidity and pushing yields higher across the risk spectrum.

In September 2013, then-Fed Chairman Ben Bernanke clarified the central bank’s commitment to maintain its asset purchases of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero to 25 basis point range. The Fed also announced its intent to delay any tapering until more convincing indicators of economic growth become apparent, and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore moving higher) and a rally across most equity markets.

By October 2013, investors were once again kept on edge due to the partial shutdown of the U.S. government that began during the first week of October, and the debt ceiling negotiations between the White House and Congress. Investors were relieved by the last-minute deal announced on October 17 to reopen the U.S. government and raise the debt ceiling. Towards the latter part of December 2013, the Fed announced that beginning in January it would gradually exit its bond-buying program. While the markets had had months to prepare for the announcement, equities and prices on other risk assets surged while bond yields drifted higher.

More recently in March 2014, Janet Yellen, making her first official statement since becoming Fed Chair the month before, alluded to the possibility of earlier-than-expected hikes in the Federal Funds Rate. Her comments caused a spike in short-term yields, contributing to bond market volatility and a steepening yield curve.

Overseas, European economies continued to stabilize, but concerns rose in Asia, especially over China’s economic health. In addition to weaker economic data, China experienced its first-ever corporate default, exposing cracks in the country’s vast and overleveraged shadow banking system. Weaker economic data in Japan weighed on Japanese equity markets, while geopolitical concerns in Ukraine over Russia’s annexation of Crimea also caused investor jitters.

Highlights of our twelve-month reporting period include:

■

U.S. Treasuries posted negative returns, as measured by the Barclays U.S. Treasury Index, which declined 1.26%. Concerns over declining global liquidity, economic weakness in China, and uncertainty surrounding Ukraine contributed

2	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

to demand for safe-haven assets during the latter part of the period. U.S. Treasuries also gave back some price gains in March 2014 as markets reacted to comments made by Fed Chair Janet Yellen regarding the timing of future Federal Funds Rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.72% at the end of the reporting period, compared with 1.85% on March 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted a negative return of 6.49%, as represented by the Barclays U.S. TIPS Index, and underperformed nominal U.S. Treasuries as breakeven inflation levels generally narrowed. Although inflation is expected to move higher as the U.S. economy improves, core inflation still remains exceptionally low by historical standards. Shorter-maturity U.S. TIPS lagged the broader TIPS market late in the reporting period as the positive effects from the commodity rally in the first quarter of 2014 was partially offset by financial markets pricing in a faster-than-expected pace of Fed tapering. Diversified commodities posted negative returns for the overall reporting period, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 2.10%.

■

Agency mortgage-backed securities (“MBS”) posted positive returns for the reporting period and outperformed like-duration U.S. Treasuries. However, the Fed’s tapering of Agency MBS during the first quarter of 2014 and the rise in interest rates during the summer of 2013 negatively impacted lower coupon 30-year MBS, with these securities underperforming like-duration U.S. Treasuries. At the current pace of quantitative easing, the Federal Reserve has outlined plans to conduct $25 billion in net MBS purchases in April versus $40 billion per month in 2013. Non-Agency MBS performance was strong as the sector continued to benefit from improving housing fundamentals and limited outstanding supply.

■

The U.S. investment grade credit market returned 1.02%, as measured by the Barclays U.S. Credit Index. Spreads narrowed to the lowest level since mid-2007, amid improving global growth fundamentals. The high yield sector posted positive returns, benefiting from an idyllic mix of robust inflows and light new supply during the reporting period. Bank loans also posted relatively healthy returns as investor demand for less interest rate sensitive assets remained strong.

■

Tax-exempt municipal bonds returned 0.39%, as represented by the Barclays Municipal Bond Index. Municipal bond market returns were driven by coupon income as municipal yields moved higher with U.S. Treasury rates. Municipal market demand exhibited weakness throughout the last three quarters of 2013, as municipal mutual funds recorded over $63 billion of outflows. This was somewhat mitigated by low supply conditions, as primary new issue supply

ANNUAL REPORT	MARCH 31, 2014	3

Chairman’s Letter (Cont.)

declined year-over-year, driven by a deterioration of refunding volume in the higher interest rate environment. Taxable municipal bonds, as represented by the Barclays Municipal Taxable Index, declined 1.17% over the reporting period.

■

Emerging markets (“EM”) external debt outperformed U.S. Treasuries during the reporting period as carry mitigated moderate spread widening and rising U.S. Treasury yields. EM local debt, however, underperformed U.S. Treasuries due to weaker EM currencies and a rise in yields which weighed on returns for EM local assets.

■

U.S. equities returned 21.86%, as measured by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 19.07%. The rally in developed market equities was encouraged by increased risk taking among investors in their search for higher-returning assets, and signs of continuing economic growth in the U.S. and Europe. However, emerging market equities, as measured by the MSCI Emerging Markets Index, declined 1.43% as investors generally shunned EM equities in favor of their developed market counterparts.

On the following pages of this PIMCO Funds Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected performance over the twelve-month reporting period ended March 31, 2014.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds May 21, 2014

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to the Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, model risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, operational risk, short sale risk, commodity risk, tax risk and subsidiary risk. A complete description of these and other risks is contained in the Fund’s prospectus. The use of derivatives may subject the Fund to greater volatility than investments in traditional securities. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

ANNUAL REPORT	MARCH 31, 2014	5

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund  (Cont.)

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions - which may impact companies in many sectors, including energy, financial services and defense, among others - may negatively impact the Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, and Class C shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on the individual Fund Summary page is as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by

6	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

The PIMCO TRENDS Managed Futures Strategy Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by changes in overall market movements, and other factors such as weather, disease, embargoes, and international economic and political developments.

The following table discloses the inception dates of the Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C
PIMCO TRENDS Managed Futures Strategy Fund	12/31/13	12/31/13	12/31/13	12/31/13	12/31/13	12/31/13	12/31/13

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, and Class C shares, performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, and Class C shares, respectively.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2014	7

PIMCO TRENDS Managed Futures Strategy Fund

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended March 31, 2014
Fund Inception (12/31/13)
PIMCO TRENDS Managed Futures Strategy Fund Institutional Class	1.60%
PIMCO TRENDS Managed Futures Strategy Fund Class P	1.60%
PIMCO TRENDS Managed Futures Strategy Fund Administrative Class	1.50%
PIMCO TRENDS Managed Futures Strategy Fund Class D	1.60%
PIMCO TRENDS Managed Futures Strategy Fund Class A	1.60%
PIMCO TRENDS Managed Futures Strategy Fund Class A (adjusted)	-3.97%
PIMCO TRENDS Managed Futures Strategy Fund Class C	1.40%
PIMCO TRENDS Managed Futures Strategy Fund Class C (adjusted)	0.40%
3 Month USD LIBOR Index	0.06%
Lipper Alternative Managed Futures Funds Average	-2.32%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.68% for the Institutional Class shares, 1.78% for Class P shares, 1.93% for Administrative Class shares, 2.08% for Class D shares, 2.08% for Class A shares, and 2.83% for Class C shares.

8	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Institutional Class - PQTIX	Class P - PQTPX	Administrative Class - PQTOX	Class D - PQTDX
Class A - PQTAX		Class C - PQTCX

Allocation Breakdown‡

Corporate Bonds & Notes	58.7%
Short-Term Instruments	31.8%
Asset-Backed Securities	2.3%
U.S. Government Agencies	2.3%
Mortgage-Backed Securities	2.0%
Other	2.9%

‡	% of Total Investments as of 03/31/14

Portfolio Insights

»

The PIMCO TRENDS Managed Futures Strategy Fund seeks positive, risk-adjusted returns, consistent with prudent investment management by pursuing a quantitative trading strategy intended to capture the persistence of price trends (up and/or down) observed in global financial markets and commodities. The Fund’s investment strategy represents a composite of financial and commodity futures designed to provide exposure to global financial market and commodity price trends. Within the strategy’s allocations, contracts are positioned either long or short based on various characteristics related to their prices. When making allocation decisions for the strategy, PIMCO considers various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. PIMCO uses these qualitative and quantitative factors to help determine the Fund’s target asset allocation and to identify potentially attractive relative value and risk hedging strategies.

»	The Fund commenced operations on December 31, 2013.

»	Recognition of market trends in multiple Eurozone bond markets led to positions in

European Union (“EU”), French and Italian ten-year sovereign bonds. These positions contributed to positive returns as interest rates in these regions declined over the period since the Fund’s inception through the end of the reporting period.

»

Changes in the direction of the price in developed equity markets, especially the FTSE 100 Index, detracted from performance as directional positions were entered, but quickly closed out due to a reverse in market trends.

»

Exposure to the currency market, as a whole, had a negligible impact on performance. Gains from being long the Australian dollar, as the currency strengthened versus the U.S. dollar, were offset by losses from long exposure to the Japanese yen, British pound sterling and the euro as these currencies depreciated versus the U.S. dollar.

»	The actively managed collateral portfolio contributed to returns as an allocation to investment grade corporate bonds, especially in financial and industrials, benefited from spread compression.

ANNUAL REPORT	MARCH 31, 2014	9

Expense Example

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held from October 1, 2013 to March 31, 2014 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period *	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period *	Net Annualized Expense Ratio **
Institutional Class (a)	$1,000.00	$1,016.00	$2.78	$1,000.00	$1,019.30	$5.69	1.13%
Class P (a)	1,000.00	1,016.00	3.02	1,000.00	1,018.80	6.19	1.23
Administrative Class (a)	1,000.00	1,015.00	3.39	1,000.00	1,018.05	6.94	1.38
Class D (a)	1,000.00	1,016.00	3.76	1,000.00	1,017.30	7.70	1.53
Class A (a)	1,000.00	1,016.00	3.76	1,000.00	1,017.30	7.70	1.53
Class C (a)	1,000.00	1,014.00	5.60	1,000.00	1,013.56	11.45	2.28

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 89/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related & contractual agreements for contractual fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 12/31/13 for Actual expense. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio, multiplied by the average account value over the period, multiplied by 89/365 for the Institutional Class, Class P, Administrative Class, Class D, Class A and Class C shares of the PIMCO TRENDS Managed Futures Strategy Fund (to reflect the period since the inception date of 12/31/13). Hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal half year.

10	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Benchmark Descriptions

Index	Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index (Net Dividends in USD)	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2014	11

Financial Highlights PIMCO TRENDS Managed Futures Strategy Fund

Selected Per Share Data for the Period Ended:	Net Asset Value Beginning of Period	Net Investment (Loss) (a)	Net Realized/ Unrealized Gain	Total Income from Investment Operations	Net Asset Value End of Period
Institutional Class
12/31/2013 - 03/31/2014	$10.00	$(0.01)	$0.17	$0.16	$10.16
Class P
12/31/2013 - 03/31/2014	10.00	(0.02)	0.18	0.16	10.16
Administrative Class
12/31/2013 - 03/31/2014	10.00	(0.02)	0.17	0.15	10.15
Class D
12/31/2013 - 03/31/2014	10.00	(0.02)	0.18	0.16	10.16
Class A
12/31/2013 - 03/31/2014	10.00	(0.03)	0.19	0.16	10.16
Class C
12/31/2013 - 03/31/2014	10.00	(0.04)	0.18	0.14	10.14

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.

12	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Net Investment (Loss) to Average Net Assets		Portfolio Turnover Rate

1.60%	$277,870	1.13	%*	1.59	%*	(0.51	)%*	69%

1.60	18	1.23	*	1.69	*	(0.63	)*	69

1.50	10	1.38	*	1.84	*	(0.79	)*	69

1.60	340	1.53	*	1.99	*	(0.89	)*	69

1.60	100	1.53	*	1.99	*	(1.09	)*	69

1.40	41	2.28	*	2.74	*	(1.63	)*	69

ANNUAL REPORT	MARCH 31, 2014	13

Consolidated Statement of Assets and Liabilities PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$227,614
Investments in Affiliates	34,026
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,774
Over the counter	3,900
Cash	1,500
Deposits with counterparty	14,986
Foreign currency, at value	4,723
Receivable for Fund shares sold	35
Interest and dividends receivable	1,007
Dividends receivable from Affiliates	8
Reimbursement receivable from PIMCO	9
289,582
Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$981
Over the counter	4,205
Payable for investments purchased	5,460
Payable for investments in Affiliates purchased	8
Deposits from counterparty	300
Accrued investment advisory fees	194
Accrued supervisory and administrative fees	55
11,203
Net Assets	$278,379
Net Assets Consist of:
Paid in capital	$274,935
Undistributed net investment income	1,270
Accumulated undistributed net realized (loss)	(1,593)
Net unrealized appreciation	3,767
$278,379
Cost of Investments in Securities	$227,525
Cost of Investments in Affiliates	$34,024
Cost of Foreign Currency Held	$4,699
Cost or Premiums of Financial Derivative Instruments, net	$6

* Includes repurchase agreements of:	$10,300

14	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2014

Net Assets:
Institutional Class	$277,870
Class P	18
Administrative Class	10
Class D	340
Class A	100
Class C	41
Shares Issued and Outstanding:
Institutional Class	27,347
Class P	2
Administrative Class	1
Class D	33
Class A	10
Class C	4
Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$10.16
Class P	10.16
Administrative Class	10.15
Class D	10.16
Class A	10.16
Class C	10.14

^	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2014	15

Consolidated Statement of Operations PIMCO TRENDS Managed Futures Strategy Fund

Period from December 31, 2013 - March 31, 2014
(Amounts in thousands)

Investment Income:
Interest	$316
Dividends from Investments in Affiliates	19
Total Income	335

Expenses:
Investment advisory fees	628
Supervisory and administrative fees	138
Trustee fees	1
Organization expense	105
Total Expenses	872
Waiver and/or Reimbursement by PIMCO	(253)
Net Expenses	619

Net Investment (Loss)	(284)

Net Realized Gain (Loss):
Investments in securities	98
Investments in Affiliates	4
Exchange-traded or centrally cleared financial derivative instruments	(111)
Over the counter financial derivative instruments	39
Foreign currency	(69)
Net Realized (Loss)	(39)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	89
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	3,937
Over the counter financial derivative instruments	(311)
Foreign currency assets and liabilities	50
Net Change in Unrealized Appreciation	3,767
Net Gain	3,728

Net Increase in Net Assets Resulting from Operations	$3,444

16	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

Consolidated Statement of Changes in Net Assets PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands)	Period from December 31, 2013 to March 31, 2014
Increase in Net Assets from:

Operations:
Net investment (loss)	$(284)
Net realized (loss)	(39)
Net change in unrealized appreciation	3,767
Net increase resulting from operations	3,444

Fund Share Transactions:
Net increase resulting from Fund share transactions**	274,935

Total Increase in Net Assets	278,379

Net Assets:
Beginning of period	0
End of period*	$278,379

* Including undistributed net investment income of:	$1,270

**	See Note 13 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2014	17

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 81.8%

CORPORATE BONDS & NOTES 55.2%

BANKING & FINANCE 39.0%
Achmea Hypotheekbank NV
3.200% due 11/03/2014	$5,000	$5,086
American Express Co.
7.250% due 05/20/2014	254	256
American Express Credit Corp.
1.084% due 06/24/2014	200	200
1.334% due 06/12/2015	325	329
2.750% due 09/15/2015	1,700	1,752
American Honda Finance Corp.
1.000% due 08/11/2015	2,000	2,012
American International Group, Inc.
3.000% due 03/20/2015	2,000	2,048
5.050% due 10/01/2015	750	798
Banco do Brasil S.A.
4.500% due 01/22/2015	800	823
Banco Santander Brasil S.A.
4.500% due 04/06/2015	1,000	1,035
4.625% due 02/13/2017	1,000	1,057
Bank Nederlandse Gemeenten
0.516% due 05/15/2018	6,200	6,217
Bank of America Corp.
5.450% due 07/15/2014	1,029	1,044
Bank of Montreal
2.625% due 01/25/2016	1,400	1,452
2.850% due 06/09/2015	400	412
Bear Stearns Cos. LLC
5.700% due 11/15/2014	4,000	4,129
Canadian Imperial Bank of Commerce
2.600% due 07/02/2015	1,950	2,005
Citigroup, Inc.
5.000% due 09/15/2014	709	723
Credit Suisse
3.500% due 03/23/2015	1,200	1,235
DBS Bank Ltd.
2.375% due 09/14/2015	1,000	1,025
Dexia Credit Local S.A.
0.537% due 11/13/2015	3,500	3,500
0.538% due 01/17/2016	2,000	2,004
Erste Abwicklungsanstalt
0.434% due 06/07/2016	5,000	5,011
0.536% due 01/29/2016	3,000	3,012
0.983% due 03/13/2015	3,000	3,021
Export-Import Bank of Korea
0.934% due 11/26/2016	1,000	1,003
5.125% due 03/16/2015	2,400	2,501
Ford Motor Credit Co. LLC
3.875% due 01/15/2015	200	205

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 04/15/2015	$435	$463
General Electric Capital Corp.
1.000% due 08/11/2015	2,200	2,220
3.750% due 11/14/2014	1,400	1,430
Goldman Sachs Group, Inc.
0.742% due 01/12/2015	717	718
0.834% due 09/29/2014	2,308	2,313
3.300% due 05/03/2015	500	514
Hana Bank
1.362% due 11/09/2016	350	351
HSBC Finance Corp.
0.666% due 06/01/2016	750	749
IPIC GMTN Ltd.
1.750% due 11/30/2015	1,000	1,017
John Deere Capital Corp.
0.353% due 06/15/2015	1,700	1,702
Kookmin Bank
1.375% due 01/15/2016	1,000	1,003
Korea Development Bank
0.862% due 01/22/2017	1,000	1,002
3.500% due 08/22/2017	1,500	1,591
4.000% due 09/09/2016	2,000	2,134
Macquarie Group Ltd.
7.300% due 08/01/2014	1,400	1,431
Morgan Stanley
3.800% due 04/29/2016	1,500	1,581
4.200% due 11/20/2014	2,125	2,174
6.000% due 04/28/2015	1,000	1,056
Nederlandse Waterschapsbank NV
0.289% due 10/27/2014	4,400	4,401
0.307% due 11/06/2014	2,000	1,999
3.000% due 03/17/2015	2,000	2,051
Nordea Eiendomskreditt A/S
0.660% due 04/07/2015	6,000	6,000
NRW Bank
0.477% due 10/16/2017	4,000	4,019
Royal Bank of Canada
0.625% due 12/05/2016	1,400	1,401
SLM Corp.
3.875% due 09/10/2015	300	311
SunTrust Bank
0.533% due 04/01/2015	1,000	998
Toronto-Dominion Bank
2.200% due 07/29/2015	2,000	2,048
Wachovia Corp.
0.576% due 10/28/2015	3,000	3,002
Westpac Securities NZ Ltd.
3.450% due 07/28/2014	5,000	5,052

		108,626

18	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 11.5%
America Movil S.A.B. de C.V.
3.625% due 03/30/2015	$100	$103
Amgen, Inc.
1.875% due 11/15/2014	2,000	2,016
Anadarko Petroleum Corp.
5.750% due 06/15/2014	2,000	2,021
Anglo American Capital PLC
9.375% due 04/08/2014	3,000	3,004
Covidien International Finance S.A.
1.350% due 05/29/2015	2,000	2,017
Daimler Finance North America LLC
1.020% due 04/10/2014	700	700
1.875% due 09/15/2014	150	151
Devon Energy Corp.
0.683% due 12/15/2015	1,000	1,002
Enterprise Products Operating LLC
5.000% due 03/01/2015	2,400	2,495
Express Scripts Holding Co.
2.750% due 11/21/2014	2,000	2,029
FBG Finance Ltd.
5.125% due 06/15/2015	680	716
Georgia-Pacific LLC
7.700% due 06/15/2015	1,000	1,082
Harvest Operations Corp.
2.125% due 05/14/2018	1,000	992
Hewlett-Packard Co.
0.633% due 05/30/2014	2,000	2,001
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	1,300	1,371
Korea National Oil Corp.
5.375% due 07/30/2014	2,000	2,030
NBCUniversal Media LLC
3.650% due 04/30/2015	1,800	1,859
Nissan Motor Acceptance Corp.
4.500% due 01/30/2015	1,700	1,755
Transocean, Inc.
4.950% due 11/15/2015	2,000	2,124
WPP Finance U.K.
8.000% due 09/15/2014	1,800	1,859
Yale University
2.900% due 10/15/2014	636	644

		31,971

UTILITIES 4.7%
Electricite de France
0.694% due 01/20/2017	1,800	1,807
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	200	207

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KT Corp.
5.875% due 06/24/2014	$1,500	$1,517
Qtel International Finance Ltd.
6.500% due 06/10/2014	900	908
Rosneft Finance S.A.
6.250% due 02/02/2015	100	103
Telecom Italia Capital S.A.
4.950% due 09/30/2014	1,000	1,019
Telefonos de Mexico S.A.B. de C.V.
5.500% due 01/27/2015	2,484	2,569
Verizon Communications, Inc.
1.250% due 11/03/2014	2,000	2,010
1.763% due 09/15/2016	2,900	2,985

		13,125

Total Corporate Bonds & Notes (Cost $153,692)		153,722

U.S. GOVERNMENT AGENCIES 2.1%
Fannie Mae
0.734% due 07/25/2041	4,580	4,608
Federal Farm Credit Bank
0.280% due 09/19/2016	1,300	1,302

Total U.S. Government Agencies (Cost $5,908)		5,910

U.S. TREASURY OBLIGATIONS 1.6%
U.S. Treasury Notes
0.090% due 01/31/2016 †	400	400
0.625% due 12/15/2016	4,200	4,185

Total U.S. Treasury Obligations (Cost $4,585)		4,585

MORTGAGE-BACKED SECURITIES 1.9%
Credit Suisse First Boston Mortgage Securities Corp.
4.829% due 11/15/2037	962	976
DBRR Trust
0.853% due 02/25/2045	1,364	1,358
GS Mortgage Securities Trust
4.751% due 07/10/2039	954	981
JPMorgan Chase Commercial Mortgage Securities Trust
3.853% due 06/15/2043	431	443
Morgan Stanley Capital Trust
3.884% due 09/15/2047	1,400	1,462

Total Mortgage-Backed Securities (Cost $5,241)		5,220

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	19

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 2.2%
Chase Issuance Trust
0.353% due 05/15/2018 (a)	$1,000	$1,000
Citibank Omni Master Trust
2.905% due 08/15/2018	5,000	5,049

Total Asset-Backed Securities (Cost $6,050)		6,049

SOVEREIGN ISSUES 1.1%
Kommunalbanken A/S
0.415% due 02/20/2018	3,000	3,000

Total Sovereign Issues (Cost $3,000)		3,000

SHORT-TERM INSTRUMENTS 17.7%

CERTIFICATES OF DEPOSIT 1.3%
Bank of Nova Scotia
0.500% due 03/06/2015	2,000	2,006
Credit Suisse
0.465% due 03/17/2015	500	500
0.610% due 01/28/2016	1,000	1,001

		3,507

COMMERCIAL PAPER 4.4%
Entergy Corp.
0.940% due 05/29/2014	2,000	1,997
Ford Motor Credit Co. LLC
0.900% due 10/03/2014	1,000	997
Glencore Funding LLC
0.670% due 07/15/2014	1,000	999
0.700% due 07/16/2014	1,100	1,099
Holcim U.S. Finance SARL
0.410% due 04/07/2014	2,000	2,000
Kansas City Southern Railway
0.620% due 04/10/2014	2,000	2,000
Mohawk Industries, Inc.
0.700% due 04/04/2014	2,500	2,500
Noble Corp.
0.650% due 05/02/2014	250	250
Thermo Fisher Scientific, Inc.
0.550% due 05/29/2014	500	499

		12,341

REPURCHASE AGREEMENTS (c) 3.7%
		10,300

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 2.8%
Federal Home Loan Bank
0.069% due 05/14/2014 †		$1,000	$1,000
0.097% due 09/19/2014 †		900	900
Ford Credit Auto Owner Trust
0.230% due 01/15/2015		1,617	1,616
Freddie Mac
0.100% due 10/24/2014 †		4,100	4,099
0.110% due 11/19/2014 †		100	100

			7,715

MEXICO TREASURY BILLS 3.6%
3.589% due 06/26/2014 - 07/24/2014 (b)	MXN	130,900	9,933

U.S. TREASURY BILLS 1.9%
0.062% due 04/10/2014 - 03/05/2015 (b)(e)(g)†		$5,333	5,332

Total Short-Term Instruments (Cost $49,049)			49,128

Total Investments in Securities (Cost $227,525)			227,614

		SHARES
INVESTMENTS IN AFFILIATES 12.2%

SHORT-TERM INSTRUMENTS 12.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 12.2%
PIMCO Short-Term Floating NAV Portfolio III		3,405,646	34,026

Total Short-Term Instruments (Cost $34,024)			34,026

Total Investments in Affiliates (Cost $34,024)			34,026

Total Investments 94.0% (Cost $261,549)			$261,640

Financial Derivative Instruments (d)(f) 0.2% (Cost or Premiums, Net $6)			488

Other Assets and Liabilities, Net 5.8%			16,251

Net Assets 100.0%			$278,379

20	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2014

Notes to Consolidated Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
GSC	0.100% †	03/31/2014	04/01/2014	$2,500	Freddie Mac 3.500% due 09/01/2042	$(2,580)	$2,500	$2,500
JPS	0.080% †	03/31/2014	04/01/2014	7,800	Freddie Mac 2.205% due 12/05/2022	(8,055)	7,800	7,800

Total Repurchase Agreements						$(10,635)	$10,300	$10,300

(1)	Includes accrued interest.

As of March 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended March 31, 2014 was $14,359 at a weighted average interest rate of (0.644%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
PIMCO TRENDS Managed Futures Strategy Fund	$0	$0	$0	$0	$0	$0	$0
PIMCO Cayman Commodity Fund VIII, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
GSC	$2,500	$0	$0	$0	$2,500	$(2,580)	$(80)
JPS	7,800	0	0	0	7,800	(8,055)	(255)

Total Borrowings and Other Financing Transactions	$10,300	$0	$0	$0

(2)

Net Exposure represents the net receivable/ (payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	21

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
CAC 40 Index April Futures	Long	04/2014	107	$11	$45	$(27)
Copper May Futures †	Short	05/2014	150	(280)	60	0
E-mini S&P 500 Index June Futures	Long	06/2014	241	118	171	0
Euro-BTP Italy Government Bond June Futures	Long	06/2014	286	662	24	(20)
Euro-OAT France Government 10-Year Bond June Futures	Long	06/2014	254	355	0	(112)
FTSE/MIB Index June Futures	Long	06/2014	151	1,076	554	0
Nikkei 225 Index June Futures	Short	06/2014	57	(79)	0	(30)
S&P 200 Index June Futures	Long	06/2014	305	263	340	0
S&P/Toronto Stock Exchange 60 June Futures	Long	06/2014	325	73	529	0
Volatility S&P 500 Index April Futures	Short	04/2014	114	51	51	0
WTI Crude May Futures †	Long	04/2014	150	434	0	(14)

Total Futures Contracts				$2,684	$1,774	$(203)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	06/19/2024	CAD	34,400	$1,098	$113	$0	$(83)
Pay	3-Month USD-LIBOR	3.750%	06/18/2044	$	27,000	887	564	0	(137)
Pay	6-Month EUR-EURIBOR	2.000%	09/17/2024	EUR	58,000	619	661	0	(199)
Pay	6-Month GBP-LIBOR	3.000%	09/17/2024	GBP	35,700	184	126	0	(214)
Pay	6-Month JPY-LIBOR	1.000%	03/20/2024	JPY	13,100,000	2,237	(210)	0	(145)

						$5,025	$1,254	$0	$(778)

Total Swap Agreements						$5,025	$1,254	$0	$(778)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(e)	Securities with an aggregate market value of $1,237 and cash of $14,986 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
PIMCO TRENDS Managed Futures Strategy Fund (1)	$0	$1,714	$0	$1,714	$0	$(189)	$(778)	$(967)
PIMCO Cayman Commodity Fund VIII, Ltd. (Subsidiary) (1)	0	60	0	60	0	(14)	0	(14)

Total Exchange-Traded or Centrally Cleared	$0	$1,774	$0	$1,774	$0	$(203)	$(778)	$(981)

(1)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

22	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2014

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		EUR	19,864	$		26,922	$ 0	$ (443)
	04/2014	$		9,207		AUD	10,297	334	0
	04/2014			13,958		CHF	12,375	42	0
	04/2014			12,467		EUR	9,125	103	0
	04/2014			44,937		GBP	27,125	318	(39)
	04/2014			8,027		JPY	812,500	0	(154)
	05/2014		AUD	1,897	$		1,746	0	(9)
	07/2014	$		1,554		CHF	1,375	2	0
	07/2014			18,849		JPY	1,912,500	0	(309)
BPS	04/2014		AUD	717	$		638	0	(26)
	04/2014	$		321		AUD	351	4	0
	05/2014		JPY	84,000	$		816	2	0
	06/2014		MXN	33,759			2,561	0	(8)
	06/2014	$		319		CAD	357	5	0
BRC	04/2014		EUR	7,750	$		10,543	0	(134)
	04/2014		JPY	12,500			120	0	(1)
	04/2014	$		25,516		EUR	18,639	164	(3)
	04/2014			3,664		JPY	375,000	0	(30)
	05/2014			650		EUR	473	2	0
	06/2014		GBP	739	$		1,228	0	(3)
	06/2014	$		806		GBP	487	6	0
DUB	05/2014			337		JPY	34,500	0	(3)
FBF	04/2014		CHF	16,875	$		18,702	0	(388)
	04/2014		GBP	14,938			24,352	0	(548)
	04/2014	$		9,368		CHF	8,375	106	0
	06/2014		CAD	709	$		640	0	0
	06/2014		MXN	32,772			2,466	0	(28)
GLM	04/2014		AUD	21,300			19,189	0	(544)
	04/2014		CHF	31,000			35,506	436	0
	04/2014		GBP	23,938			39,716	0	(187)
	04/2014		JPY	3,737,500			36,252	145	(107)
	04/2014	$		11,590		AUD	12,900	361	0
	04/2014			30,274		CHF	27,125	412	0
	04/2014			7,525		GBP	4,500	1	(25)
	04/2014			25,266		JPY	2,575,000	0	(316)
	05/2014			374		EUR	271	0	0
	06/2014		GBP	722	$		1,210	7	0
	07/2014			23,938			39,613	0	(264)
	07/2014		JPY	700,000			6,912	126	0
	07/2014		MXN	63,300			4,713	0	(94)
	07/2014	$		20,633		AUD	23,000	548	0
	07/2014			35,534		CHF	31,000	0	(438)
	07/2014			8,509		EUR	6,125	0	(72)
	07/2014			39,690		GBP	23,938	187	0
HUS	04/2014		EUR	2,049	$		2,824	1	0
	04/2014	$		821		EUR	599	4	0
MSC	07/2014			13,634		AUD	15,100	271	0
	07/2014			21,691		MXN	288,500	233	0
RBC	04/2014		AUD	1,531		$	1,391	0	(29)
	04/2014		JPY	12,500			122	1	0
	04/2014		$	170		EUR	125	2	0
	04/2014			12,010		GBP	7,250	75	0
	05/2014			262		AUD	284	1	0
	05/2014			222		JPY	22,600	0	(3)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	23

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
RYL	04/2014	$	1,619	EUR	1,175	$0	$0
	05/2014	EUR	1,175	$	1,619	0	0

Total Forward Foreign Currency Contracts						$3,899	$(4,205)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC AUD versus USD	$	0.790	04/16/2014	AUD	17,000	$1	$0
	Put - OTC GBP versus USD		1.504	05/19/2014	GBP	19,000	3	1
	Call - OTC USD versus CHF	CHF	0.980	04/16/2014	$	16,500	2	0

							$6	$1

Total Purchased Options							$6	$1

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(g)	Securities with an aggregate market value of $1,081 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$799	$0	$0	$799	$(954)	$0	$0	$(954)	$(155)	$290	$135
BPS	11	0	0	11	(34)	0	0	(34)	(23)	0	(23)
BRC	172	0	0	172	(171)	0	0	(171)	1	0	1
DUB	0	1	0	1	(3)	0	0	(3)	(2)	0	(2)
FBF	106	0	0	106	(964)	0	0	(964)	(858)	791	(67)
GLM	2,223	0	0	2,223	(2,047)	0	0	(2,047)	176	(10)	166
HUS	5	0	0	5	0	0	0	0	5	0	5
MSC	504	0	0	504	0	0	0	0	504	(290)	214
RBC	79	0	0	79	(32)	0	0	(32)	47	0	47

Total Over the Counter	$3,899	$1	$0	$3,900	$(4,205)	$0	$0	$(4,205)

(1)

Net Exposure represents the net receivable/ (payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

24	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$60	$0	$1,690	$0	$24	$1,774

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,899	$0	$3,899
Purchased Options	0	0	0	1	0	1

	$0	$0	$0	$3,900	$0	$3,900

	$60	$0	$1,690	$3,900	$24	$5,674

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$14	$0	$57	$0	$132	$203
Swap Agreements	0	0	0	0	778	778

	$14	$0	$57	$0	$910	$981

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,205	$0	$4,205

	$14	$0	$57	$4,205	$910	$5,186

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$223	$0	$(3,516)	$(139)	$2,054	$(1,378)
Swap Agreements	0	0	0	0	1,267	1,267

	$223	$0	$(3,516)	$(139)	$3,321	$(111)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$39	$0	$39

	$0	$0	$0	$39	$0	$39

	$223	$0	$(3,516)	$(100)	$3,321	$(72)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$155	$0	$1,512	$0	$1,017	$2,684
Swap Agreements	0	0	0	0	1,253	1,253

	$155	$0	$1,512	$0	$2,270	$3,937

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(305)	$0	$(305)
Purchased Options	0	0	0	(6)	0	(6)

	$0	$0	$0	$(311)	$0	$(311)

	$155	$0	$1,512	$(311)	$2,270	$3,626

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	25

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$107,623	$1,003	$108,626
Industrials	0	31,971	0	31,971
Utilities	0	13,125	0	13,125
U.S. Government Agencies	0	5,910	0	5,910
U.S. Treasury Obligations	0	4,585	0	4,585
Mortgage-Backed Securities	0	5,220	0	5,220
Asset-Backed Securities	0	6,049	0	6,049
Sovereign Issues	0	3,000	0	3,000
Short-Term Instruments
Certificates of Deposit	0	3,507	0	3,507
Commercial Paper	0	12,341	0	12,341
Repurchase Agreements	0	10,300	0	10,300
Short-Term Notes	0	7,715	0	7,715
Mexico Treasury Bills	0	9,933	0	9,933
U.S. Treasury Bills	0	5,332	0	5,332
	$0	$226,611	$1,003	$227,614

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$34,026	$0	$0	$34,026

Total Investments	$34,026	$226,611	$1,003	$261,640

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,774	0	0	1,774
Over the counter	0	3,900	0	3,900
	$1,774	$3,900	$0	$5,674

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(203)	(778)	0	(981)
Over the counter	0	(4,205)	0	(4,205)
	$(203)	$(4,983)	$0	$(5,186)

Totals	$35,597	$225,528	$1,003	$262,128

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

†	All or a portion of this security is owned by PIMCO Cayman Commodity Fund VIII, Ltd., which is a 100% owned subsidiary of the Fund.

26	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2014

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, and Class C shares of PIMCO TRENDS Managed Futures Strategy Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis

ANNUAL REPORT	MARCH 31, 2014	27

Notes to Financial Statements (Cont.)

at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statement of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Consolidated Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s

28	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2014

financial position. The ASU is effective for interim or annual periods beginning on or after January 1, 2013. The financial statements presented provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Consolidated Schedule of Investments and Note 7, Principal Risks for additional details.

In June 2013, the FASB issued an ASU providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update is effective prospectively during interim or annual periods beginning on or after December 15, 2013. The Fund has adopted the ASU for the fiscal year ended March 31, 2014 as it follows the investment company reporting requirements under U.S. GAAP and did not have an impact on the Fund’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, PIMCO, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and

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Notes to Financial Statements (Cont.)

determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

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For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value

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Notes to Financial Statements (Cont.)

of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the

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Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, commercial mortgage-backed securities, asset-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-

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Notes to Financial Statements (Cont.)

backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential

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mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  The Fund may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates  The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2014 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
$0	$23,600	$(23,599)	$(1)	$0	$0	$0	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
$0	$135,818	$(101,799)	$5	$2	$34,026	$19	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an

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Notes to Financial Statements (Cont.)

agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the

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Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

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Notes to Financial Statements (Cont.)

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that

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amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has

ANNUAL REPORT	MARCH 31, 2014	39

Notes to Financial Statements (Cont.)

remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Fund by performing extensive reviews of each counterparty and obtaining approval from the

40	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2014

PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

ANNUAL REPORT	MARCH 31, 2014	41

Notes to Financial Statements (Cont.)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

42	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2014

8. BASIS FOR CONSOLIDATION OF THE PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

PIMCO Cayman Commodity Fund VIII, Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under Memorandum and the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the respective Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the respective Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the Commodity Subsidiary to the Fund (amounts in thousands).

PIMCO TRENDS Managed Futures Strategy Fund
PIMCO Cayman Commodity Fund VIII, Ltd.

Date of Incorporation	09/06/2013
Subscription Agreement	09/20/2013
Fund Net Assets	$278,379
Subsidiary % of Fund Net Assets	7.5%
Subsidiary Financial Statement Information
Total assets	$20,910
Total liabilities	25
Net assets	$20,885
Total income	2
Net investment income (loss)	(14)
Net realized gain (loss)	333
Net change in unrealized appreciation (depreciation)	156
Increase (decrease) in net assets resulting from operations	$475

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 1.15%.

ANNUAL REPORT	MARCH 31, 2014	43

Notes to Financial Statements (Cont.)

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	Class P	Administrative Class	Class D	A and C Classes
0.25%	0.35%	0.25%	0.40%	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B and Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares, and in connection with personal services rendered to Class A, Class B, and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

44	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2014

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%
Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2014, the Distributor received $18,851,245 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has contractually agreed, through July 31, 2015, to reduce its advisory fee by 0.25% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

PIMCO has agreed to waive a portion of the Supervisory and Administrative Fees in the Fund’s first fiscal year, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of the Fund’s average daily net assets attributable to each class).

ANNUAL REPORT	MARCH 31, 2014	45

Notes to Financial Statements (Cont.)

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at March 31, 2014, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO TRENDS Managed Futures Strategy Fund	$103

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Reimbursement by PIMCO. For the period ended March 31, 2014, the amount was $15,638.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

46	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2014

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2014, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO TRENDS Managed Futures Strategy Fund	$64,701	$5,361

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$64,607	$50,733	$129,708	$0

ANNUAL REPORT	MARCH 31, 2014	47

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO TRENDS Managed Futures Strategy Fund (1)
	Period From 12/31/2013 to 03/31/2014
	Shares	Amount

Receipts for shares sold
Institutional Class	27,384	$274,807
Class P	2	18
Administrative Class	1	10
Class D	36	361
Class A	110	1,099
Class C	4	40

Cost of shares redeemed
Institutional Class	(37)	(374)
Class P	0	0
Administrative Class	0	0
Class D	(3)	(25)
Class A	(100)	(1,001)
Class C	0	0
Net increase resulting from Fund share transactions	27,397	$274,935
(1)	As of March 31, 2014, four shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 91% of the Fund, and each of the four shareholders are related parties of the Fund.*
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Investment Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2014, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

48	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2014

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

ANNUAL REPORT	MARCH 31, 2014	49

Notes to Financial Statements (Cont.)

March 31, 2014

As of March 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

PIMCO TRENDS Managed Futures Strategy Fund
Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Qualified Late-Year Loss Deferral— Capital	Qualified Late-Year Loss Deferral— Ordinary (3)
$1,155	$0	$2,698	$(2)	$(408)	$0	$0
(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(3)

Specified losses realized during the period November 1, 2013 through March 31, 2014 and Ordinary losses realized during the period January 1, 2014 through March 31, 2014, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2014, the Fund had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO TRENDS Managed Futures Strategy Fund	$408	$0

As of March 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
PIMCO TRENDS Managed Futures Strategy Fund	$261,554	$165	$(79)	$86

(4)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, interest-only basis adjustments and treasury-inflation protected securities deflationary adjustments for federal income tax purposes.

For the fiscal years ended March 31, 2014 and March 31, 2013, respectively, the Funds made the following tax basis distributions (amounts in thousands)

PIMCO TRENDS Managed Futures Strategy Fund

March 31, 2014			March 31, 2013
Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
$0	$0	$0	$0	$0	$0

(5)	Includes short-term capital gains, if any, distributed.

50	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO TRENDS Managed Futures Strategy Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO TRENDS Managed Futures Strategy Fund and its wholly owned subsidiary (one series of PIMCO Funds, hereinafter referred to as the “Fund”) at March 31, 2014, the results of their operations and the changes in their net assets and the financial highlights for the period from December 31, 2013 (inception) to March 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2014

ANNUAL REPORT	MARCH 31, 2014	51

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.
BRC	Barclays Bank PLC	JPS	JPMorgan Securities, Inc.
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.
FBF	Credit Suisse International	RBC	Royal Bank of Canada
GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound
CAD	Canadian Dollar	JPY	Japanese Yen
CHF	Swiss Franc	MXN	Mexican Peso
EUR	Euro	USD (or $)	United States Dollar

Exchange Abbreviations:
FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Other Abbreviations:
EURIBOR	Euro Interbank Offered Rate	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate

52	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2014) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2013 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2014 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO TRENDS Managed Futures Strategy Fund	0.00%	0.00%	$0	$0

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2014, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2014.

ANNUAL REPORT	MARCH 31, 2014	53

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Brent R. Harris* (1959) Chairman of the Board and Trustee	02/1992 to Present	Managing Director and member of Executive Committee, PIMCO.	171	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).
Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	171	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).
Vern O. Curtis (1934) Trustee	04/1987 to 02/1993 and 02/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
William J. Popejoy (1938) Trustee	07/1993 to 02/1995 and 08/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.
**	Trustees serve until their successors are duly elected and qualified

54	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.
David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.
William H. Gross (1944) Senior Vice President	04/1987 to Present	Managing Director and Chief Investment Officer, PIMCO.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.
Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.
William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.
Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.
Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.
Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.
Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.
Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.
Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.
Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	MARCH 31, 2014	55

Privacy Policy

The Funds1,2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any investment fund managed by the Adviser in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

56	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2014	57

Approval of the Amended and Restated Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement

Approval of the Amended and Restated Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement for PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Low Volatility RAFI®-PLUS AR Fund and PIMCO TRENDS Managed Futures Strategy Fund and the Sub-Advisory Agreement for PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund and PIMCO Low Volatility RAFI®-PLUS AR Fund

The Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including all of the independent Trustees (the “Independent Trustees”), approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”), the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of PIMCO TRENDS Managed Futures Strategy Fund on August 13, 2013, and PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund and PIMCO Low Volatility RAFI®-PLUS AR Fund on November 5, 2013, each a new series of the Trust (each a “New Fund” and, together, the “New Funds”) for an initial two-year term. On November 5, 2013, the Board also approved the Sub-Advisory Agreement (together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”) with Research Affiliates, LLC (“RALLC”) on behalf of PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund and PIMCO Low Volatility RAFI®-PLUS AR Fund (the “RAFI Funds”) for an initial two-year term.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  The Trustees received a wide variety of materials relating to the services to be provided by PIMCO and RALLC, both in connection with the New Funds’ meeting and the August 12-13, 2014 meeting at which the Trustees considered the renewal of the Investment Advisory Contract between PIMCO and the existing series of the Trust. The Board reviewed information relating to proposed fund operations, including the New Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services proposed to be provided by PIMCO and RALLC. In considering whether or not to approve the Agreements, the Board also reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to expense ratios of funds with investment objectives and policies similar to those of the New Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board. The Board also reviewed information about the personnel who would be providing investment management and administrative services to the New Funds.

(b) Review Process:  In connection with the approval of the Agreements, the Board reviewed written materials prepared by PIMCO, which included, among other things, comparative fee data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel. The Board also heard oral presentations on matters related to the Agreements. The approval determinations were made on the basis of each

58	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in PIMCO’s assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuing investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Funds do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, enhancing recordkeeping system to comply with Internal Revenue Service cost basis reporting requirements, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance

ANNUAL REPORT	MARCH 31, 2014	59

Approval of the Amended and Restated Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement (Cont.)

transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the sub-advisory services proposed to be provided by RALLC to the RAFI Funds. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO and RALLC under the Agreements are likely to benefit the New Funds and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services to be provided by PIMCO to the New Funds under the Agreements. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the New Funds will pay for the administrative services they require under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO would provide or procure supervisory and administrative services and bear the costs of various third party services required by the New Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services to other series of the Trust and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services to be provided by PIMCO would likely benefit the New Funds and their shareholders.

3. INVESTMENT PERFORMANCE

As the New Funds had not yet commenced operations at the time the Agreements were considered, the Trustees did not receive or consider investment performance information.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any New Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to prospective investors in the New Funds. Fees proposed for the New Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

60	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

The Board reviewed the proposed advisory fee, supervisory and administrative fee and estimated total expenses of each New Fund (each as a percentage of average net assets) and compared such amounts with the average and median fees and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board compared the total expenses of each class of the New Funds to other funds in the Expense Group provided by Lipper and found the total expenses of each class of the New Funds to be reasonable.

With respect to the New Funds, the Board also reviewed data comparing the advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with similar investment strategies, and found them to be reasonable in comparison. The Board also considered the New Funds’ proposed supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Trust’s business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each New Fund would pay for the supervisory and administrative services it requires for one set fee, and in return, PIMCO would provide or procure supervisory and administrative services and bear the costs of various third party services required by the New Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare PIMCO Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Funds. The Board concluded that the New Funds’ supervisory and administrative fees were reasonable in relation to the value of the services to be provided, including the services to be provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses, which is beneficial to the New Funds and their shareholders. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of each New Fund’s expenses at competitive levels from the outset, in effect, setting the fees as if each New Fund were already at scale. The new Funds’ expenses will remain at competitive levels even if the New Funds’ operating costs later rise when assets remain flat or decrease.

The Board also noted that PIMCO had contractually agreed to reduce total annual fund operating expenses for each class of each New Fund by waiving a portion of its supervisory and administrative fee or reimbursing the New Fund to the extent that any organizational expenses and the pro rata share of the Trust’s Trustees’ fees attributable to a class of a New Fund exceeds 0.49 basis points in any year. The Board further noted that PIMCO had contractually agreed to reduce its advisory fee by 0.15% and 0.25% of the average daily net assets attributable to each of the PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund and PIMCO TRENDS Managed Futures Strategy Fund through July 31, 2016 and through July 31, 2015, respectively.

ANNUAL REPORT	MARCH 31, 2014	61

Approval of the Amended and Restated Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement (Cont.)

(Unaudited)

Based on the information presented by PIMCO, RALLC, and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees to be charged by PIMCO, and the sub-advisory fee to be paid by PIMCO to RALLC for services to be provided to the RAFI Funds, as well as the estimated total expenses of the New Funds, are reasonable and approval of the Agreements would likely benefit each New Fund and its shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the New Funds are newly organized, information regarding PIMCO’s costs in providing services to the New Funds and the profitability of PIMCO’s relationship with the New Funds was not available.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each New Fund’s overall expense ratio).

The Board concluded that the New Funds’ proposed cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the New Funds, to the benefit New Fund shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO will provide distribution and shareholder services to the New Funds and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the New Funds’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the New Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services to be rendered to the New Funds by PIMCO and RALLC supported the approval of the Agreements. The Board concluded that the Agreements were fair and reasonable to the New Funds and their shareholders, that the New Funds’ shareholders would likely receive reasonable value in return for the advisory fees and other amounts paid to PIMCO by each New Fund and in return for the sub-advisory fee to be paid by PIMCO to RALLC for services to be provided to the RAFI Funds, and that the approval of the Agreements was in the best interests of the New Funds and their shareholders.

62	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2014

Real Return Strategy Funds

PIMCO Real Income 2019 Fund®

PIMCO Real Income 2029 Fund®

PIMCO Real Return Asset Fund

PIMCO RealEstateRealReturn Strategy Fund

PIMCO CommoditiesPLUS® Short Strategy Fund

PIMCO CommoditiesPLUS® Strategy Fund

PIMCO Inflation Response Multi-Asset Fund

Share Classes

■	Institutional
■	P
■	D
■	A
■	B
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the past twelve months, investors faced periods of heightened market volatility brought on by uncertainty around monetary and fiscal policy, geopolitical issues in the Middle East and Ukraine, and growing concern over China’s economic health.

Beginning in mid-May 2013 conditions in financial markets deteriorated as investors reacted to signals by the Federal Reserve (“Fed”) that it might begin to slow the pace of its quantitative easing (“QE”) asset purchase program. The shift in tone fueled a broad-based sell-off within fixed income assets throughout most of the summer, reducing market liquidity and pushing yields higher across the risk spectrum.

In September 2013, then-Fed Chairman Ben Bernanke clarified the central bank’s commitment to maintain its asset purchases of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero to 25 basis point range. The Fed also announced its intent to delay any tapering until more convincing indicators of economic growth become apparent, and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore moving higher) and a rally across most equity markets.

By October 2013, investors were once again kept on edge due to the partial shutdown of the U.S. government that began during the first week of October, and the debt ceiling negotiations between the White House and Congress. Investors were relieved by the last-minute deal announced on October 17 to reopen the U.S. government and raise the debt ceiling. Towards the latter part of December 2013, the Fed announced that beginning in January it would gradually exit its bond-buying program. While the markets had had months to prepare for the announcement, equities and prices on other risk assets surged while bond yields drifted higher.

More recently in March 2014, Janet Yellen, making her first official statement since becoming Fed Chair the month before, alluded to the possibility of earlier-than-expected hikes in the Federal Funds Rate. Her comments caused a spike in short-term yields, contributing to bond market volatility and a steepening yield curve.

Overseas, European economies continued to stabilize, but concerns rose in Asia, especially over China’s economic health. In addition to weaker economic data, China experienced its first-ever corporate default, exposing cracks in the country’s vast and overleveraged shadow banking system. Weaker economic data in Japan weighed on Japanese equity markets, while geopolitical concerns in Ukraine over Russia’s annexation of Crimea also caused investor jitters.

Highlights of our twelve-month reporting period include:

■

U.S. Treasuries posted negative returns, as measured by the Barclays U.S. Treasury Index, which declined 1.26%. Concerns over declining global liquidity, economic weakness in China, and uncertainty surrounding Ukraine contributed to demand for safe-haven assets during the latter part of the period. U.S. Treasuries also gave back some price gains in March 2014 as markets reacted to comments made by Fed Chair Janet Yellen regarding the timing of future Federal Funds Rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.72% at the end of the reporting period, compared with 1.85% on March 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted a negative return of 6.49%, as represented by the Barclays U.S. TIPS Index, and underperformed nominal U.S. Treasuries as breakeven inflation levels generally narrowed. Although inflation is expected to move higher as the U.S. economy improves, core inflation still remains exceptionally low by historical standards. Shorter-maturity U.S. TIPS lagged the broader TIPS market late in the reporting period as the positive effects from the commodity rally in the first quarter of 2014 was partially offset by financial markets pricing in a faster-than-expected pace of Fed tapering. Diversified commodities posted negative returns for the overall reporting period, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 2.10%.

■

Agency mortgage-backed securities (“MBS”) posted positive returns for the reporting period and outperformed like-duration U.S. Treasuries. However, the Fed’s tapering of Agency MBS during the first quarter of 2014 and the rise in interest rates during the summer of 2013 negatively impacted lower coupon 30-year MBS, with these

2	PIMCO REAL RETURN STRATEGY FUNDS

securities underperforming like-duration U.S. Treasuries. At the current pace of quantitative easing, the Federal Reserve has outlined plans to conduct $25 billion in net MBS purchases in April versus $40 billion per month in 2013. Non-Agency MBS performance was strong as the sector continued to benefit from improving housing fundamentals and limited outstanding supply.

■

The U.S. investment grade credit market returned 1.02%, as measured by the Barclays U.S. Credit Index. Spreads narrowed to the lowest level since mid-2007, amid improving global growth fundamentals. The high yield sector posted positive returns, benefiting from an idyllic mix of robust inflows and light new supply during the reporting period. Bank loans also posted relatively healthy returns as investor demand for less interest rate sensitive assets remained strong.

■

Tax-exempt municipal bonds returned 0.39%, as represented by the Barclays Municipal Bond Index. Municipal bond market returns were driven by coupon income as municipal yields moved higher with U.S. Treasury rates. Municipal market demand exhibited weakness throughout the last three quarters of 2013, as municipal mutual funds recorded over $63 billion of outflows. This was somewhat mitigated by low supply conditions, as primary new issue supply declined year-over-year, driven by a deterioration of refunding volume in the higher interest rate environment. Taxable municipal bonds, as represented by the Barclays Municipal Taxable Index, declined 1.17% over the reporting period.

■

Emerging markets (“EM”) external debt outperformed U.S. Treasuries during the reporting period as carry mitigated moderate spread widening and rising U.S. Treasury yields. EM local debt, however, underperformed U.S. Treasuries due to weaker EM currencies and a rise in yields which weighed on returns for EM local assets.

■

U.S. equities returned 21.86%, as measured by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 19.07%. The rally in developed market equities was encouraged by increased risk taking among investors in their search for higher-returning assets, and signs of continuing economic growth in the U.S. and Europe. However, emerging market equities, as measured by the MSCI Emerging Markets Index, declined 1.43% as investors generally shunned EM equities in favor of their developed market counterparts.

On the following pages of this PIMCO Funds Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected performance over the twelve-month reporting period ended March 31, 2014.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds May 21, 2014

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2014	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: allocation risk, acquired fund risk, value investing risk, interest rate risk, credit risk, high yield and distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, gold-related risk, leveraging risk, inverse correlation and compounding risk, smaller company risk, small-cap and mid-cap company risk, arbitrage risk, management risk, operational risk, short sale risk, convertible securities risk, commodity risk, tax risk and subsidiary risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others— may negatively impact the Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at the end of

4	PIMCO REAL RETURN STRATEGY FUNDS

the fifth year (or sixth year for certain Funds). As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

The PIMCO CommoditiesPLUS® Short Strategy Fund and PIMCO CommoditiesPLUS® Strategy Fund are intended for long-term investors and an investment in the Funds should be no more than a small part of a typical diversified portfolio. Each Fund’s share price is expected to be more volatile than that of other funds. Each Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by changes in overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes, and international economic and political developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

The PIMCO Real Income 2019 Fund® and PIMCO Real Income 2029 Fund® are designed to represent the portion of a retiree’s portfolio devoted to meeting required spending needs not covered by Social Security or defined benefit plans. The PIMCO Real Income 2019 Fund®’s and PIMCO Real Income 2029 Fund®’s portfolios are composed of mostly Treasury Inflation-Protected Securities (TIPS), with maturities structured over a predetermined time frame to generate systematic, inflation-adjusted distributions. These distributions are a combination of interest and principal, both of which are automatically adjusted to the rate of inflation; they are paid out monthly until the Fund reaches its final maturity date (either 2019 or 2029).

The PIMCO Inflation Response Multi-Asset Fund (“PIMCO Fund of Funds”) may invest its assets in Underlying PIMCO Funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Class D	Class A	Class B	Class C	Class R
PIMCO Real Income 2019 Fund®	10/30/09	10/30/09	10/30/09	10/30/09	10/30/09	—	10/30/09	—
PIMCO Real Income 2029 Fund®	10/30/09	10/30/09	10/30/09	10/30/09	10/30/09	—	10/30/09	—
PIMCO Real Return Asset Fund	11/12/01	11/12/01	11/19/10	—	—	—	—	—
PIMCO RealEstateRealReturn Strategy Fund	10/30/03	10/30/03	04/30/08	10/30/03	10/30/03	10/30/03	10/30/03	—
PIMCO CommoditiesPLUS® Short Strategy Fund	08/17/10	08/17/10	08/17/10	08/17/10	09/30/10	—	09/30/10	—
PIMCO CommoditiesPLUS® Strategy Fund	05/28/10	05/28/10	05/28/10	05/28/10	05/28/10	—	05/28/10	05/28/10
PIMCO Inflation Response Multi-Asset Fund	08/31/11	08/31/11	08/31/11	08/31/11	08/31/11	—	08/31/11	08/31/11

For periods prior to the inception date of the Class P, Class D, Class A, Class B, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2014	5

PIMCO Real Income 2019 Fund®

Institutional Class - PRIFX	Class A - PCIAX
Class P - PICPX	Class C - PRLCX
Class D - PRLDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

U.S. Treasury Obligations	100.0%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	Fund Inception (10/30/09)
PIMCO Real Income 2019 Fund® Institutional Class	-3.43%	3.00%
PIMCO Real Income 2019 Fund® Class P	-3.37%	2.93%
PIMCO Real Income 2019 Fund® Class D	-3.76%	2.61%
PIMCO Real Income 2019 Fund® Class A	-3.87%	2.68%
PIMCO Real Income 2019 Fund® Class A (adjusted)	-7.51%	1.79%
PIMCO Real Income 2019 Fund® Class C	-4.27%	2.18%
PIMCO Real Income 2019 Fund® Class C (adjusted)	-5.09%	2.18%
Barclays U.S. TIPS Real Income 2019 Index	-2.92%	3.23%
Lipper Retirement Income Funds Average	7.22%	8.02%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.39% for Institutional Class shares, 0.49% for Class P shares, 0.79% for Class D shares, 0.79% for Class A shares, and 1.29% for Class C shares.

Portfolio Insights

»

The PIMCO Real Income 2019 Fund® seeks to provide consistent real (inflation-adjusted) distributions through its maturity date in 2019, by investing under normal circumstances at least 90% of its net assets in inflation-indexed bonds issued by the U.S. Treasury. The Fund also may invest in the following: U.S. Treasury bills, notes, bonds, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government and futures contracts on U.S. Treasury securities. Inflation-indexed bonds are fixed-income securities that are structured to provide protection against inflation.

»

The Fund is often used by retirees as a liquid source of baseline income to meet required spending needs not covered by Social Security or pensions. However, the Fund can also be used to satisfy other needs for systematic, inflation-adjusted income for a defined term.

»

The Fund’s positioning in U.S. Treasury Inflation-Protected Securities (“TIPS”) maturing in 2019 or sooner, as represented by the Barclays U.S. TIPS Real Income 2019 Index, generated a total return performance of -2.92% for the reporting period, which detracted from the Fund’s performance.

»	The distribution per share of the Fund was adjusted to 1.58% during the reporting period according to changes in the non-seasonally adjusted Consumer Price Index.

6	PIMCO REAL RETURN STRATEGY FUNDS

PIMCO Real Income 2029 Fund®

Institutional Class - PRIIX	Class A - POIAX
Class P - PRQCX	Class C - PORCX
Class D - PORDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

U.S. Treasury Obligations	98.9%
Short-Term Instruments	1.1%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	Fund Inception (10/30/09)
PIMCO Real Income 2029 Fund® Institutional Class	-7.43%	4.72%
PIMCO Real Income 2029 Fund® Class P	-7.50%	4.63%
PIMCO Real Income 2029 Fund® Class D	-7.78%	4.33%
PIMCO Real Income 2029 Fund® Class A	-7.79%	4.33%
PIMCO Real Income 2029 Fund® Class A (adjusted)	-11.28%	3.43%
PIMCO Real Income 2029 Fund® Class C	-8.22%	3.80%
PIMCO Real Income 2029 Fund® Class C (adjusted)	-9.09%	3.80%
Barclays U.S. TIPS Real Income 2029 Index	-6.86%	4.79%
Lipper Retirement Income Funds Average	7.22%	8.02%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.39% for Institutional Class shares, 0.49% for Class P shares, 0.79% for Class D shares, 0.79% for Class A shares, and 1.29% for Class C shares.

Portfolio Insights

»

The PIMCO Real Income 2029 Fund® seeks to provide consistent real (inflation-adjusted) distributions through its maturity date in 2029, by investing under normal circumstances at least 90% of its net assets in inflation-indexed bonds issued by the U.S. Treasury. The Fund also may invest in the following: U.S. Treasury bills, notes, bonds, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government and futures contracts on U.S. Treasury securities. Inflation-indexed bonds are fixed-income securities that are structured to provide protection against inflation.

»

The Fund is often used by retirees as a liquid source of baseline income to meet required spending needs not covered by Social Security or pensions. However, the Fund can also be used to satisfy other needs for systematic, inflation-adjusted income for a defined term.

»

The Fund’s positioning in U.S. Treasury Inflation-Protected Securities (“TIPS”) maturing in 2029 or sooner, as represented by the Barclays U.S. TIPS Real Income 2029 Index, generated a total performance of -6.86% for the reporting period, which detracted from the Fund’s performance.

»	The distribution per share of the Fund was adjusted to 1.58% during the reporting period according to changes in the non-seasonally adjusted Consumer Price Index.

ANNUAL REPORT	MARCH 31, 2014	7

PIMCO Real Return Asset Fund

Institutional Class - PRAIX
Class P - PRTPX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

U.S. Treasury Obligations	82.7%
Sovereign Issues	12.2%
Corporate Bonds & Notes	1.9%
Mortgage-Backed Securities	1.5%
Asset-Backed Securities	0.7%
Other	1.0%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (11/12/01)
PIMCO Real Return Asset Fund Institutional Class	-11.12%	8.45%	5.84%	7.70%
PIMCO Real Return Asset Fund Class P	-11.21%	8.34%	5.76%	7.64%
Barclays U.S. Treasury Inflation Notes: 10+ Year Index	-10.38%	6.78%	5.57%	7.24%
Lipper Inflation-Protected Bond Funds Average	-5.81%	4.46%	3.97%	5.30%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/2001.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.62% for Institutional Class shares and 0.72% for Class P shares.

Portfolio Insights

»

The PIMCO Real Return Asset Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. government and non-U.S. governments, their agencies or instrumentalities, and corporations. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as U.S. TIPS delivered negative returns over the reporting period.

»	Exposure to commodities, via the Dow Jones-UBS Commodity Index Total Return, detracted from performance as this index posted negative returns for the reporting period

»	Exposure to Italian inflation-linked bonds benefited performance as inflation-linked bonds in Italy posted positive returns over the reporting period.

»	Exposure to intermediate-maturity nominal U.S. interest rates detracted from performance as yields rose in the U.S. over the reporting period.

»	Exposure to nominal interest rates in Brazil detracted from performance as yields in Brazil rose over the reporting period.

»	Exposure to select residential mortgage-backed securities benefited performance as these securities generally posted positive returns over the reporting period

8	PIMCO REAL RETURN STRATEGY FUNDS

PIMCO RealEstateRealReturn Strategy Fund

Institutional Class - PRRSX	Class A - PETAX
Class P - PETPX	Class B - PETBX
Class D - PETDX	Class C - PETCX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

U.S. Treasury Obligations	79.4%
Short-Term Instruments	8.9%
Sovereign Issues	6.7%
Corporate Bonds & Notes	1.9%
Mortgage-Backed Securities	1.8%
Other	1.3%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (10/30/03)
PIMCO RealEstateRealReturn Strategy Fund Institutional Class	-7.40%	37.59%	10.74%	13.07%
PIMCO RealEstateRealReturn Strategy Fund Class P	-7.47%	37.45%	10.64%	12.96%
PIMCO RealEstateRealReturn Strategy Fund Class D	-7.69%	37.09%	10.28%	12.59%
PIMCO RealEstateRealReturn Strategy Fund Class A	-7.64%	37.05%	10.29%	12.59%
PIMCO RealEstateRealReturn Strategy Fund Class A (adjusted)	-12.72%	35.51%	9.67%	11.98%
PIMCO RealEstateRealReturn Strategy Fund Class B	-8.38%	36.06%	9.59%	11.92%
PIMCO RealEstateRealReturn Strategy Fund Class B (adjusted)	-12.51%	35.94%	9.59%	11.92%
PIMCO RealEstateRealReturn Strategy Fund Class C	-8.46%	36.07%	9.43%	11.72%
PIMCO RealEstateRealReturn Strategy Fund Class C (adjusted)	-9.28%	36.07%	9.43%	11.72%
Dow Jones U.S. Select REIT Total Return Index	4.35%	28.93%	8.04%	9.63%
Lipper Real Estate Funds Average	3.66%	27.32%	7.47%	9.18%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5.00% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.80% for Institutional Class shares, 0.90% for Class P shares, 1.20% for Class D shares, 1.20% for Class A shares, 1.95% for Class B shares, and 1.95% for Class C shares.

Portfolio Insights

»

The PIMCO RealEstateRealReturn Strategy Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes.

»	Exposure to real estate investment trusts (“REITs”) benefited performance as REITs generally posted positive returns over the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) was a significant detractor from performance as U.S. TIPS delivered negative returns over the reporting period.

»	Exposure to inflation-linked bonds in Australia detracted from performance as the Australian inflation-linked market posted negative returns over the reporting period.

»	Exposure to Italian inflation-linked bonds benefited performance as inflation-linked bonds in Italy posted positive returns over the reporting period.

»	Exposure to nominal interest rates in Brazil detracted from performance as yields in Brazil rose over the reporting period.

»	Exposure to select residential mortgage-backed securities benefited performance as these securities generally posted positive returns over the reporting period.

ANNUAL REPORT	MARCH 31, 2014	9

PIMCO CommoditiesPLUS® Short Strategy Fund

Institutional Class - PCPIX	Class A - PCCAX
Class P - PCSPX	Class C - PPSCX
Class D - PCSDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Short-Term Instruments	46.8%
U.S. Treasury Obligations	27.9%
U.S. Government Agencies	9.9%
Corporate Bonds & Notes	6.7%
Asset-Backed Securities	3.9%
Other	4.8%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	Fund Inception (08/17/10)
PIMCO CommoditiesPLUS® Short Strategy Fund Institutional Class	0.27%	-2.22%
PIMCO CommoditiesPLUS® Short Strategy Fund Class P	-0.02%	-2.36%
PIMCO CommoditiesPLUS® Short Strategy Fund Class D	-0.47%	-2.78%
PIMCO CommoditiesPLUS® Short Strategy Fund Class A	-0.36%	-2.69%
PIMCO CommoditiesPLUS® Short Strategy Fund Class A (adjusted)	-5.89%	-4.19%
PIMCO CommoditiesPLUS® Short Strategy Fund Class C	-1.07%	-3.46%
PIMCO CommoditiesPLUS® Short Strategy Fund Class C (adjusted)	-2.05%	-3.46%
Dow Jones-UBS Commodity Index Total Return	-2.10%	0.39%
Inverse of the Dow Jones-UBS Commodity Index Total Return	1.06%	-2.45%
Lipper Commodities Specialty Funds Average	-2.67%	-8.91%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 08/31/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 0.93% for Institutional Class shares, 1.03% for Class P shares, 1.43% for Class D shares, 1.43% for Class A shares, and 2.18% for Class C shares.

Portfolio Insights

»

The PIMCO CommoditiesPLUS® Short Strategy Fund seeks total return which exceeds that of the inverse return of its benchmark, consistent with prudent investment management, by investing under normal circumstances in short positions with respect to the Dow Jones-UBS Commodity Index Total Return (the “Index”), including commodity-linked derivative instruments backed by an actively managed, low volatility portfolio of Fixed Income Instruments, such that the Fund’s net asset value may vary inversely with the value of the Index on a daily basis, subject to certain limitations as outlined in the Fund’s prospectus. However, the Fund is not designed or expected to produce returns which replicate the inverse of the performance of the Index, and the degree of variation could be substantial, particularly over longer periods. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will maintain short positions through the use of a combination of commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide short exposure to the investment returns of the commodities futures markets.

»	Short exposure to commodities, via short exposure to the Fund’s benchmark index, benefited performance as this index posted negative returns during the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as rising real yields led U.S. TIPS to deliver negative returns over the reporting period.

»	Holdings of select corporate bonds benefited performance as a result of higher income compared to the U.S. Treasury bill collateral rate assumed in the Fund’s benchmark index.

»	Exposure to select residential mortgage-backed securities benefited performance as these securities generally posted positive returns over the reporting period.

»	Short exposure to nominal interest rates in Japan in the second half of the reporting period detracted from performance as yields in Japan fell.

10	PIMCO REAL RETURN STRATEGY FUNDS

PIMCO CommoditiesPLUS® Strategy Fund

Institutional Class - PCLIX	Class A - PCLAX
Class P - PCLPX	Class C - PCPCX
Class D - PCLDX	Class R - PCPRX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Short-Term Instruments	67.2%
U.S. Treasury Obligations	15.2%
Corporate Bonds & Notes	6.2%
U.S. Government Agencies	4.8%
Mortgage-Backed Securities	2.5%
Other	4.1%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	Fund Inception (05/28/10)
PIMCO CommoditiesPLUS® Strategy Fund Institutional Class	1.59%	8.39%
PIMCO CommoditiesPLUS® Strategy Fund Class P	1.45%	8.28%
PIMCO CommoditiesPLUS® Strategy Fund Class D	1.07%	7.87%
PIMCO CommoditiesPLUS® Strategy Fund Class A	1.03%	7.86%
PIMCO CommoditiesPLUS® Strategy Fund Class A (adjusted)	-4.52%	6.29%
PIMCO CommoditiesPLUS® Strategy Fund Class C	0.31%	7.07%
PIMCO CommoditiesPLUS® Strategy Fund Class C (adjusted)	-0.69%	7.07%
PIMCO CommoditiesPLUS® Strategy Fund Class R	0.78%	7.58%
Credit Suisse Commodity Benchmark Index	2.06%	6.63%
Lipper Commodities General Funds Average	-2.53%	3.08%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 05/31/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 0.90% for Institutional Class shares, 1.00% for Class P shares, 1.40% for Class D shares, 1.40% for Class A shares, 2.15% for Class C shares, and 1.65% for Class R shares.

Portfolio Insights

»

The PIMCO CommoditiesPLUS® Strategy Fund seeks total return which exceeds that of its benchmark, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by an actively managed, low volatility portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide exposure to the investment returns of the commodities futures markets.

»

The Fund seeks to outperform the Credit Suisse Commodity Benchmark Index by actively managing its commodity exposure and by actively managing the collateral portfolio that backs the commodity-linked derivative instruments.

»	Exposure to commodities, via the Fund’s benchmark index, benefited performance as this index posted positive returns for the reporting period.

»	Exposure to nominal interest rates in Spain benefited performance as yields in Spain fell over the reporting period.

»

Exposure to nominal duration (or sensitivity to changes in nominal interest rates) in Brazil detracted from performance as rising yields led the market to post negative returns over the reporting period.

»	Select holdings of corporate bonds benefited performance as spreads over U.S. Treasuries narrowed over the reporting period.

»	Exposure to intermediate-maturity nominal U.S. interest rates detracted from performance as yields rose in the U.S. over the reporting period.

»	Exposure to select residential mortgage-backed securities benefited performance as these securities generally posted positive returns over the reporting period.

ANNUAL REPORT	MARCH 31, 2014	11

PIMCO Inflation Response Multi-Asset Fund

Institutional Class - PIRMX	Class A - PZRMX
Class P - PPRMX	Class C - PCRMX
Class D - PDRMX	Class R - PQRMX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

U.S. Treasury Obligations	47.8%
Short-Term Instruments	16.2%
Mutual Funds	14.7%
Sovereign Issues	9.9%
Corporate Bonds & Notes	3.3%
Other	8.1%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	Fund Inception (08/31/11)
PIMCO Inflation Response Mult-Asset Fund Institutional Class	-5.89%	0.15%
PIMCO Inflation Response Mult-Asset Fund Class P	-6.02%	0.08%
PIMCO Inflation Response Mult-Asset Fund Class D	-6.29%	-0.24%
PIMCO Inflation Response Mult-Asset Fund Class A	-6.33%	-0.31%
PIMCO Inflation Response Mult-Asset Fund Class A (adjusted)	-11.51%	-2.46%
PIMCO Inflation Response Mult-Asset Fund Class C	-6.98%	-1.03%
PIMCO Inflation Response Mult-Asset Fund Class C (adjusted)	-7.91%	-1.03%
PIMCO Inflation Response Mult-Asset Fund Class R	-6.48%	-0.49%
45% Barclays U.S. TIPS Index, 20% Dow Jones-UBS Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Dow Jones-UBS Gold Subindex Total Return Index	-4.98%	-1.25%
Lipper Flexible Portfolio Funds Average	6.62%	7.64%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.13% for Institutional Class shares, 1.23% for Class P shares, 1.58% for Class D shares, 1.58% for Class A shares, 2.33% for Class C shares, and 1.83% for Class R shares.

Portfolio Insights

»

The PIMCO Inflation Response Multi-Asset Fund seeks total return which exceeds that of its benchmark, by investing under normal circumstances in a combination of Fixed Income Instruments of varying maturities, equity securities, affiliated and unaffiliated investment companies, which may or may not be registered under the Investment Company Act of 1940, as amended, forwards and derivatives, such as options, futures contracts or swap agreements, of various asset classes in seeking to mitigate the negative effects of inflation. Such asset classes include, but are not limited to, inflation-linked bonds, commodities, emerging market currencies and real estate-related instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

The Fund’s blended benchmark index is comprised of 45% Barclays U.S. TIPS Index, 20% Dow Jones-UBS Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Dow Jones-UBS Gold Subindex Total Return Index.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as rising real yields led U.S. TIPS to deliver negative returns over the reporting period.

»	Exposure to gold detracted from performance as gold prices fell over the reporting period.

»	Exposure to a basket of emerging market currencies detracted performance as emerging market currencies broadly depreciated versus the U.S. dollar over the reporting period.

»	Exposure to real estate benefited performance as real estate posted positive returns over the reporting period.

»	Within inflation-linked bonds (“ILBs”), holdings of Italian ILBs benefited performance as the Italian inflation-linked bond market posted positive returns over the reporting period.

»	Exposure to intermediate-maturity nominal U.S. interest rates detracted from performance as yields rose in the U.S. over the reporting period.

12	PIMCO REAL RETURN STRATEGY FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2013 to March 31, 2014 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Real Income 2019 Fund®
Institutional Class	$1,000.00	$996.70	$1.94	$1,000.00	$1,022.99	$1.97	0.39%
Class P	1,000.00	996.40	2.44	1,000.00	1,022.49	2.47	0.49
Class D	1,000.00	993.70	3.93	1,000.00	1,020.99	3.98	0.79
Class A	1,000.00	993.70	3.93	1,000.00	1,020.99	3.98	0.79
Class C	1,000.00	991.60	6.41	1,000.00	1,018.50	6.49	1.29
PIMCO Real Income 2029 Fund®
Institutional Class	$1,000.00	$995.50	$1.94	$1,000.00	$1,022.99	$1.97	0.39%
Class P	1,000.00	995.20	2.44	1,000.00	1,022.49	2.47	0.49
Class D	1,000.00	993.30	3.93	1,000.00	1,020.99	3.98	0.79
Class A	1,000.00	993.30	3.93	1,000.00	1,020.99	3.98	0.79
Class C	1,000.00	990.70	6.40	1,000.00	1,018.50	6.49	1.29
PIMCO Real Return Asset Fund
Institutional Class	$1,000.00	$1,006.20	$2.90	$1,000.00	$1,022.04	$2.92	0.58%
Class P	1,000.00	1,005.70	3.40	1,000.00	1,021.54	3.43	0.68

ANNUAL REPORT	MARCH 31, 2014	13

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RealEstateRealReturn Strategy Fund
Institutional Class	$1,000.00	$1,083.30	$4.05	$1,000.00	$1,021.04	$3.93	0.78%
Class P	1,000.00	1,083.30	4.57	1,000.00	1,020.54	4.43	0.88
Class D	1,000.00	1,080.50	6.12	1,000.00	1,019.05	5.94	1.18
Class A	1,000.00	1,083.60	6.13	1,000.00	1,019.05	5.94	1.18
Class B	1,000.00	1,079.00	10.00	1,000.00	1,015.31	9.70	1.93
Class C	1,000.00	1,078.20	10.00	1,000.00	1,015.31	9.70	1.93
PIMCO CommoditiesPLUS® Short Strategy Fund
Institutional Class	$1,000.00	$941.60	$3.87	$1,000.00	$1,020.94	$4.03	0.80%
Class P	1,000.00	941.50	4.36	1,000.00	1,020.44	4.53	0.90
Class D	1,000.00	938.70	6.28	1,000.00	1,018.45	6.54	1.30
Class A	1,000.00	938.70	6.28	1,000.00	1,018.45	6.54	1.30
Class C	1,000.00	935.80	9.89	1,000.00	1,014.71	10.30	2.05
PIMCO CommoditiesPLUS® Strategy Fund
Institutional Class	$1,000.00	$1,044.40	$3.77	$1,000.00	$1,021.24	$3.73	0.74%
Class P	1,000.00	1,044.50	4.28	1,000.00	1,020.74	4.23	0.84
Class D	1,000.00	1,042.10	6.31	1,000.00	1,018.75	6.24	1.24
Class A	1,000.00	1,042.80	6.32	1,000.00	1,018.75	6.24	1.24
Class C	1,000.00	1,038.50	10.11	1,000.00	1,015.01	10.00	1.99
Class R	1,000.00	1,040.80	7.58	1,000.00	1,017.50	7.49	1.49
PIMCO Inflation Response Multi-Asset Fund
Institutional Class	$1,000.00	$1,019.90	$3.78	$1,000.00	$1,021.19	$3.78	0.75%
Class P	1,000.00	1,020.10	4.28	1,000.00	1,020.69	4.28	0.85
Class D	1,000.00	1,019.00	6.04	1,000.00	1,018.95	6.04	1.20
Class A	1,000.00	1,017.90	6.04	1,000.00	1,018.95	6.04	1.20
Class C	1,000.00	1,014.90	9.80	1,000.00	1,015.21	9.80	1.95
Class R	1,000.00	1,017.90	7.29	1,000.00	1,017.70	7.29	1.45

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

14	PIMCO REAL RETURN STRATEGY FUNDS

Benchmark Descriptions

Index	Description

45% Barclays U.S. TIPS Index, 20% Dow Jones-UBS Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Dow Jones-UBS Gold Subindex Total Return Index	The benchmark is a blend of 45% Barclays U.S. TIPS Index, 20% Dow Jones-UBS Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Dow Jones-UBS Gold Subindex Total Return Index. Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index. Dow Jones-UBS Gold Subindex Total Return Index reflects the return on fully collateralized positions in the underlying commodity futures. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Treasury Inflation Notes: 10+ Year Index	Barclays U.S. Treasury Inflation Notes: 10+ Year Index is an unmanaged market index comprised of U.S. Treasury Inflation Protected securities with maturities of over 10 years. It is not possible to invest directly in an unmanaged index.

Barclays US TIPS Real Income 2019 Index	The Barclays US TIPS Real Income 2019 Index is designed to track the performance of a US TIPS based investment solution that provides investors with an explicit hedge against inflation by offering a stream of constant real cash flows until October 31, 2019. It is not possible to invest directly in an unmanaged index.

Barclays US TIPS Real Income 2029 Index	The Barclays US TIPS Real Income 2029 Index is designed to track the performance of a US TIPS based investment solution that provides investors with an explicit hedge against inflation by offering a stream of constant real cash flows until October 31, 2029. It is not possible to invest directly in an unmanaged index.

Credit Suisse Commodity Benchmark Index	The Credit Suisse Commodity Benchmark Index is an unmanaged index composed of futures contracts on 30 physical commodities. The objective of the benchmark is to gain exposure to the broad commodity universe while maintaining sufficient liquidity. Commodities were chosen based on world production levels, sufficient open interest, and volume of trading. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to directly invest into an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2014	15

Benchmark Descriptions (Cont.)

Index	Description

Dow Jones U.S. Select REIT Total Return Index	The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. It is not possible to invest directly in the index. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

Inverse of the Dow Jones-UBS Commodity Index Total Return	Inverse of the Dow Jones-UBS Commodity Index Total Return is the negative equivalent of the return of the Dow Jones-UBS Commodity Index Total Return. Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of exchange-traded futures contracts on 20 physical commodities, which are weighted to account for economic significance and market liquidity. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index (Net Dividends in USD)	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

16	PIMCO REAL RETURN STRATEGY FUNDS

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ANNUAL REPORT	MARCH 31, 2014	17

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Real Income 2019 Fund®
Institutional Class
03/31/2014	$7.88	$0.02	$(0.28)	$(0.26)	$(0.20)	$0.00	$(0.92)	$(1.12)
03/31/2013	8.76	0.07	0.16	0.23	(0.22)	0.00	(0.89)	(1.11)
03/31/2012	9.27	0.24	0.33	0.57	(0.25)	0.00	(0.83)	(1.08)
03/31/2011	9.71	0.15	0.45	0.60	(0.26)	0.00	(0.78)	(1.04)
10/30/2009 - 03/31/2010	10.00	0.05	0.09	0.14	(0.12)	0.00	(0.31)	(0.43)
Class P
03/31/2014	7.87	0.01	(0.27)	(0.26)	(0.19)	0.00	(0.92)	(1.11)
03/31/2013	8.76	0.06	0.15	0.21	(0.21)	0.00	(0.89)	(1.10)
03/31/2012	9.27	0.16	0.41	0.57	(0.25)	0.00	(0.83)	(1.08)
03/31/2011	9.71	0.19	0.41	0.60	(0.26)	0.00	(0.78)	(1.04)
10/30/2009 - 03/31/2010	10.00	0.07	0.07	0.14	(0.12)	0.00	(0.31)	(0.43)
Class D
03/31/2014	7.83	(0.01)	(0.28)	(0.29)	(0.18)	0.00	(0.91)	(1.09)
03/31/2013	8.73	0.04	0.15	0.19	(0.20)	0.00	(0.89)	(1.09)
03/31/2012	9.25	0.06	0.48	0.54	(0.23)	0.00	(0.83)	(1.06)
03/31/2011	9.70	0.15	0.42	0.57	(0.24)	0.00	(0.78)	(1.02)
10/30/2009 - 03/31/2010	10.00	0.03	0.09	0.12	(0.11)	0.00	(0.31)	(0.42)
Class A
03/31/2014	7.87	(0.03)	(0.27)	(0.30)	(0.18)	0.00	(0.91)	(1.09)
03/31/2013	8.76	0.02	0.18	0.20	(0.20)	0.00	(0.89)	(1.09)
03/31/2012	9.28	0.10	0.44	0.54	(0.23)	0.00	(0.83)	(1.06)
03/31/2011	9.72	0.12	0.46	0.58	(0.24)	0.00	(0.78)	(1.02)
10/30/2009 - 03/31/2010	10.00	0.04	0.10	0.14	(0.11)	0.00	(0.31)	(0.42)
Class C
03/31/2014	7.80	(0.06)	(0.26)	(0.32)	(0.17)	0.00	(0.90)	(1.07)
03/31/2013	8.72	(0.02)	0.16	0.14	(0.17)	0.00	(0.89)	(1.06)
03/31/2012	9.25	0.06	0.44	0.50	(0.20)	0.00	(0.83)	(1.03)
03/31/2011	9.72	0.06	0.47	0.53	(0.22)	0.00	(0.78)	(1.00)
10/30/2009 - 03/31/2010	10.00	0.04	0.09	0.13	(0.10)	0.00	(0.31)	(0.41)

PIMCO Real Income 2029 Fund®
Institutional Class
03/31/2014	$10.98	$0.10	$(0.91)	$(0.81)	$(0.09)	$0.00	$(0.52)	$(0.61)
03/31/2013	10.90	0.10	0.59	0.69	(0.23)	0.00	(0.38)	(0.61)
03/31/2012	10.15	0.27	1.07	1.34	(0.33)	0.00	(0.26)	(0.59)
03/31/2011	9.87	0.22	0.63	0.85	(0.39)	0.00	(0.18)	(0.57)
10/30/2009 - 03/31/2010	10.00	0.08	0.03	0.11	(0.14)	0.00	(0.10)	(0.24)
Class P
03/31/2014	10.96	0.15	(0.97)	(0.82)	(0.08)	0.00	(0.52)	(0.60)
03/31/2013	10.89	0.08	0.59	0.67	(0.22)	0.00	(0.38)	(0.60)
03/31/2012	10.15	0.18	1.15	1.33	(0.33)	0.00	(0.26)	(0.59)
03/31/2011	9.86	0.33	0.53	0.86	(0.39)	0.00	(0.18)	(0.57)
10/30/2009 - 03/31/2010	10.00	0.11	(0.02)	0.09	(0.13)	0.00	(0.10)	(0.23)
Class D
03/31/2014	10.91	0.07	(0.91)	(0.84)	(0.08)	0.00	(0.51)	(0.59)
03/31/2013	10.86	0.05	0.58	0.63	(0.20)	0.00	(0.38)	(0.58)
03/31/2012	10.13	0.09	1.21	1.30	(0.31)	0.00	(0.26)	(0.57)
03/31/2011	9.86	0.21	0.61	0.82	(0.37)	0.00	(0.18)	(0.55)
10/30/2009 - 03/31/2010	10.00	0.07	0.02	0.09	(0.13)	0.00	(0.10)	(0.23)
Class A
03/31/2014	10.91	0.07	(0.91)	(0.84)	(0.08)	0.00	(0.51)	(0.59)
03/31/2013	10.86	0.08	0.55	0.63	(0.20)	0.00	(0.38)	(0.58)
03/31/2012	10.13	0.11	1.19	1.30	(0.31)	0.00	(0.26)	(0.57)
03/31/2011	9.86	0.19	0.63	0.82	(0.37)	0.00	(0.18)	(0.55)
10/30/2009 - 03/31/2010	10.00	0.06	0.03	0.09	(0.13)	0.00	(0.10)	(0.23)

Please see footnotes on page 24.

18	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$6.50	(3.43)%	$1,521	0.39%		0.39%		0.39%		0.39%		0.27%		31%
7.88	2.72	3,052	0.39		0.39		0.39		0.39		0.84		46
8.76	6.37	4,202	0.39		0.39		0.39		0.39		2.63		57
9.27	6.48	6,280	0.39		0.48		0.39		0.48		1.62		193
9.71	1.41	3,491	0.39	*	1.89	*	0.39	*	1.89	*	1.20	*	445

6.50	(3.37)	585	0.49		0.49		0.49		0.49		0.15		31
7.87	2.52	1,244	0.49		0.49		0.49		0.49		0.71		46
8.76	6.30	1,952	0.49		0.49		0.49		0.49		1.79		57
9.27	6.42	871	0.49		0.57		0.49		0.57		2.02		193
9.71	1.39	35	0.49	*	4.36	*	0.49	*	4.36	*	1.69	*	445

6.45	(3.76)	1,917	0.79		0.79		0.79		0.79		(0.12)		31
7.83	2.21	3,559	0.79		0.79		0.79		0.79		0.49		46
8.73	6.02	4,629	0.79		0.79		0.79		0.79		0.67		57
9.25	6.15	972	0.79		0.87		0.79		0.87		1.57		193
9.70	1.22	100	0.79	*	2.92	*	0.79	*	2.92	*	0.84	*	445

6.48	(3.87)	8,428	0.79		0.79		0.79		0.79		(0.46)		31
7.87	2.33	18,209	0.79		0.79		0.79		0.79		0.25		46
8.76	6.01	11,522	0.79		0.79		0.79		0.79		1.13		57
9.28	6.24	6,245	0.79		0.87		0.79		0.87		1.28		193
9.72	1.42	1,874	0.79	*	3.52	*	0.79	*	3.52	*	0.87	*	445

6.41	(4.27)	4,122	1.29		1.29		1.29		1.29		(0.82)		31
7.80	1.65	6,478	1.29		1.29		1.29		1.29		(0.20)		46
8.72	5.61	6,881	1.29		1.29		1.29		1.29		0.64		57
9.25	5.64	2,773	1.29		1.37		1.29		1.37		0.65		193
9.72	1.32	1,146	1.29	*	4.63	*	1.29	*	4.63	*	1.03	*	445

$9.56	(7.43)%	$5,286	0.39%		0.39%		0.39%		0.39%		1.04%		29%
10.98	6.32	7,851	0.39		0.39		0.39		0.39		0.89		17
10.90	13.41	5,789	0.39		0.39		0.39		0.39		2.48		34
10.15	8.72	4,585	0.39		0.39		0.39		0.39		2.15		262
9.87	1.04	3,849	0.39	*	3.31	*	0.39	*	3.31	*	1.83	*	445

9.54	(7.50)	607	0.49		0.49		0.49		0.49		1.47		29
10.96	6.19	2,256	0.49		0.49		0.49		0.49		0.72		17
10.89	13.25	2,090	0.49		0.49		0.49		0.49		1.64		34
10.15	8.78	739	0.49		0.49		0.49		0.49		3.25		262
9.86	0.92	41	0.49	*	6.82	*	0.49	*	6.82	*	2.70	*	445

9.48	(7.78)	4,371	0.79		0.79		0.79		0.79		0.72		29
10.91	5.85	7,710	0.79		0.79		0.79		0.79		0.43		17
10.86	13.00	5,347	0.79		0.79		0.79		0.79		0.78		34
10.13	8.40	771	0.79		0.79		0.79		0.79		2.09		262
9.86	0.85	60	0.79	*	3.43	*	0.79	*	3.43	*	1.71	*	445

9.48	(7.79)	3,227	0.79		0.79		0.79		0.79		0.68		29
10.91	5.85	4,534	0.79		0.79		0.79		0.79		0.74		17
10.86	13.01	3,996	0.79		0.79		0.79		0.79		1.03		34
10.13	8.40	662	0.79		0.79		0.79		0.79		1.82		262
9.86	0.85	169	0.79	*	5.05	*	0.79	*	5.05	*	1.44	*	445

Please see footnotes on page 24.

ANNUAL REPORT	MARCH 31, 2014	19

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Real Income 2029 Fund® (Cont.)
Class C
03/31/2014	$10.80	$0.01	$(0.89)	$(0.88)	$(0.05)	$0.00	$(0.51)	$(0.56)
03/31/2013	10.78	(0.03)	0.61	0.58	(0.18)	0.00	(0.38)	(0.56)
03/31/2012	10.09	0.08	1.15	1.23	(0.28)	0.00	(0.26)	(0.54)
03/31/2011	9.85	0.11	0.65	0.76	(0.34)	0.00	(0.18)	(0.52)
10/30/2009 - 03/31/2010	10.00	0.05	0.02	0.07	(0.12)	0.00	(0.10)	(0.22)

PIMCO Real Return Asset Fund
Institutional Class
03/31/2014	$9.69	$0.14	$(1.22)	$(1.08)	$(0.16)	$(0.39)	$(0.02)	$(0.57)
03/31/2013	11.45	0.38	0.99	1.37	(0.30)	(2.83)	0.00	(3.13)
03/31/2012	11.27	0.41	1.87	2.28	(0.38)	(1.72)	0.00	(2.10)
03/31/2011	10.98	0.36	0.97	1.33	(0.33)	(0.71)	0.00	(1.04)
03/31/2010	10.26	0.41	0.79	1.20	(0.36)	(0.12)	0.00	(0.48)
Class P
03/31/2014	9.69	0.20	(1.29)	(1.09)	(0.15)	(0.39)	(0.02)	(0.56)
03/31/2013	11.45	0.23	1.13	1.36	(0.29)	(2.83)	0.00	(3.12)
03/31/2012	11.27	0.20	2.07	2.27	(0.37)	(1.72)	0.00	(2.09)
11/19/2010 - 03/31/2011	12.29	0.16	(0.35)	(0.19)	(0.12)	(0.71)	0.00	(0.83)

PIMCO RealEstateRealReturn Strategy Fund
Institutional Class
03/31/2014	$5.20	$0.03	$(0.46)	$(0.43)	$(0.38)	$(0.05)	$0.00	$(0.43)
03/31/2013	5.10	0.07	1.02	1.09	(0.72)	(0.27)	0.00	(0.99)
03/31/2012	4.76	0.10	1.17	1.27	(0.75)	(0.18)	0.00	(0.93)
03/31/2011	4.38	0.09	1.34	1.43	(1.05)	0.00	0.00	(1.05)
03/31/2010	2.08	0.19	2.83	3.02	(0.72)	0.00	0.00	(0.72)
Class P
03/31/2014	5.14	0.07	(0.50)	(0.43)	(0.37)	(0.05)	0.00	(0.42)
03/31/2013	5.08	0.02	1.06	1.08	(0.75)	(0.27)	0.00	(1.02)
03/31/2012	4.75	0.08	1.18	1.26	(0.75)	(0.18)	0.00	(0.93)
03/31/2011	4.37	0.09	1.34	1.43	(1.05)	0.00	0.00	(1.05)
03/31/2010	2.08	0.14	2.88	3.02	(0.73)	0.00	0.00	(0.73)
Class D
03/31/2014	4.92	0.05	(0.47)	(0.42)	(0.36)	(0.05)	0.00	(0.41)
03/31/2013	4.89	(0.01)	1.03	1.02	(0.72)	(0.27)	0.00	(0.99)
03/31/2012	4.61	0.07	1.13	1.20	(0.74)	(0.18)	0.00	(0.92)
03/31/2011	4.27	0.05	1.33	1.38	(1.04)	0.00	0.00	(1.04)
03/31/2010	2.04	0.15	2.80	2.95	(0.72)	0.00	0.00	(0.72)
Class A
03/31/2014	4.91	0.04	(0.46)	(0.42)	(0.36)	(0.05)	0.00	(0.41)
03/31/2013	4.88	0.00	1.02	1.02	(0.72)	(0.27)	0.00	(0.99)
03/31/2012	4.60	0.08	1.12	1.20	(0.74)	(0.18)	0.00	(0.92)
03/31/2011	4.26	0.06	1.31	1.37	(1.03)	0.00	0.00	(1.03)
03/31/2010	2.04	0.13	2.81	2.94	(0.72)	0.00	0.00	(0.72)
Class B
03/31/2014	4.64	0.01	(0.44)	(0.43)	(0.33)	(0.05)	0.00	(0.38)
03/31/2013	4.59	(0.01)	0.93	0.92	(0.60)	(0.27)	0.00	(0.87)
03/31/2012	4.37	0.07	1.03	1.10	(0.70)	(0.18)	0.00	(0.88)
03/31/2011	4.10	0.03	1.24	1.27	(1.00)	0.00	0.00	(1.00)
03/31/2010	1.98	0.12	2.71	2.83	(0.71)	0.00	0.00	(0.71)
Class C
03/31/2014	4.56	0.01	(0.43)	(0.42)	(0.34)	(0.05)	0.00	(0.39)
03/31/2013	4.58	(0.03)	0.95	0.92	(0.67)	(0.27)	0.00	(0.94)
03/31/2012	4.37	0.05	1.05	1.10	(0.71)	(0.18)	0.00	(0.89)
03/31/2011	4.10	0.03	1.25	1.28	(1.01)	0.00	0.00	(1.01)
03/31/2010	1.98	0.11	2.72	2.83	(0.71)	0.00	0.00	(0.71)

Please see footnotes on page 24.

20	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate**

$9.36	(8.22)%	$1,604	1.29%		1.29%		1.29%		1.29%		0.11%	29%
10.80	5.35	2,278	1.29		1.29		1.29		1.29		(0.23)	17
10.78	12.37	946	1.29		1.29		1.29		1.29		0.70	34
10.09	7.83	85	1.29		1.29		1.29		1.29		1.09	262
9.85	0.64	40	1.29	*	3.31	*	1.29	*	3.31	*	1.28 *	445

$8.04	(11.12)%	$392,481	0.58%		0.58%		0.55%		0.55%		1.69%	123%
9.69	11.22	389,932	0.62		0.62		0.55		0.55		3.21	97
11.45	20.86	2,429,237	0.58		0.58		0.55		0.55		3.38	239
11.27	12.29	2,727,648	0.56		0.56		0.55		0.55		3.12	335
10.98	11.83	4,189,326	0.59		0.59		0.55		0.55		3.82	467

8.04	(11.21)	4,228	0.68		0.68		0.65		0.65		2.32	123
9.69	11.11	15,296	0.72		0.72		0.65		0.65		1.97	97
11.45	20.75	15,545	0.68		0.68		0.65		0.65		1.70	239
11.27	(1.40)	944	0.66	*	0.66	*	0.65	*	0.65	*	4.11 *	335

$4.34	(7.40)%	$2,714,060	0.78%		0.78%		0.74%		0.74%		0.76%	81%
5.20	23.03	715,661	0.80		0.80		0.74		0.74		1.29	71
5.10	29.63	2,021,170	0.78		0.78		0.74		0.74		2.08	287
4.76	36.32	1,311,829	0.76		0.76		0.74		0.74		2.02	344
4.38	144.95	109,277	0.94		0.94		0.74		0.74		5.74	863

4.29	(7.47)	77,956	0.88		0.88		0.84		0.84		1.53	81
5.14	22.94	183,403	0.90		0.90		0.84		0.84		0.32	71
5.08	29.41	53,415	0.88		0.88		0.84		0.84		1.66	287
4.75	36.29	13,449	0.86		0.86		0.84		0.84		1.96	344
4.37	144.53	3,062	0.87		0.87		0.84		0.84		3.25	863

4.09	(7.69)	182,144	1.18		1.18		1.14		1.14		1.26	81
4.92	22.67	485,211	1.20		1.20		1.14		1.14		(0.10)	71
4.89	28.91	143,245	1.18		1.18		1.14		1.14		1.39	287
4.61	35.81	33,225	1.16		1.16		1.14		1.14		1.18	344
4.27	144.23	10,943	1.27		1.27		1.14		1.14		4.23	863

4.08	(7.64)	273,498	1.18		1.18		1.14		1.14		1.02	81
4.91	22.69	445,903	1.20		1.20		1.14		1.14		0.06	71
4.88	28.92	154,084	1.18	(b)	1.18	(b)	1.14	(b)	1.14	(b)	1.62	287
4.60	35.83	60,241	1.21		1.21		1.19		1.19		1.44	344
4.26	143.69	33,965	1.28		1.28		1.19		1.19		3.42	863

3.83	(8.38)	1,044	1.93		1.93		1.89		1.89		0.31	81
4.64	21.75	1,821	1.95		1.95		1.89		1.89		(0.18)	71
4.59	28.04	2,484	1.93	(b)	1.93	(b)	1.89	(b)	1.89	(b)	1.49	287
4.37	34.52	3,218	1.96		1.96		1.94		1.94		0.62	344
4.10	142.66	3,325	2.06		2.06		1.94		1.94		3.33	863

3.75	(8.46)	141,413	1.93		1.93		1.89		1.89		0.22	81
4.56	21.85	193,746	1.95		1.95		1.89		1.89		(0.73)	71
4.58	27.99	59,015	1.93	(b)	1.93	(b)	1.89	(b)	1.89	(b)	1.10	287
4.37	34.68	30,460	1.96		1.96		1.94		1.94		0.70	344
4.10	142.61	11,173	2.04		2.04		1.94		1.94		2.96	863

Please see footnotes on page 24.

ANNUAL REPORT	MARCH 31, 2014	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO CommoditiesPLUS® Short Strategy Fund
Institutional Class
03/31/2014	$7.88	$(0.02)	$0.05	$0.03	$(0.16)	$0.00	$0.00	$(0.16)
03/31/2013	8.93	(0.05)	0.29	0.24	(1.29)	0.00	0.00	(1.29)
03/31/2012	7.79	0.02	1.15	1.17	(0.03)	0.00	0.00	(0.03)
08/17/2010 - 03/31/2011	10.00	(0.01)	(2.20)	(2.21)	0.00	0.00	0.00	0.00
Class P
03/31/2014	7.88	(0.04)	0.05	0.01	(0.13)	0.00	0.00	(0.13)
03/31/2013	8.92	0.22	0.01	0.23	(1.27)	0.00	0.00	(1.27)
03/31/2012	7.79	0.00	1.16	1.16	(0.03)	0.00	0.00	(0.03)
08/17/2010 - 03/31/2011	10.00	(0.01)	(2.20)	(2.21)	0.00	0.00	0.00	0.00
Class D
03/31/2014	7.86	(0.07)	0.04	(0.03)	(0.13)	0.00	0.00	(0.13)
03/31/2013	8.88	(0.07)	0.27	0.20	(1.22)	0.00	0.00	(1.22)
03/31/2012	7.78	(0.06)	1.16	1.10	0.00	0.00	0.00	0.00
08/17/2010 - 03/31/2011	10.00	0.21	(2.43)	(2.22)	0.00	0.00	0.00	0.00
Class A
03/31/2014	7.83	(0.06)	0.04	(0.02)	(0.14)	0.00	0.00	(0.14)
03/31/2013	8.88	0.17	0.03	0.20	(1.25)	0.00	0.00	(1.25)
03/31/2012	7.78	(0.01)	1.13	1.12	(0.02)	0.00	0.00	(0.02)
09/30/2010 - 03/31/2011	10.00	0.07	(2.29)	(2.22)	0.00	0.00	0.00	0.00
Class C
03/31/2014	7.76	(0.12)	0.04	(0.08)	(0.08)	0.00	0.00	(0.08)
03/31/2013	8.78	(0.01)	0.15	0.14	(1.16)	0.00	0.00	(1.16)
03/31/2012	7.75	(0.08)	1.12	1.04	(0.01)	0.00	0.00	(0.01)
09/30/2010 - 03/31/2011	10.00	(0.01)	(2.24)	(2.25)	0.00	0.00	0.00	0.00

PIMCO CommoditiesPLUS® Strategy Fund
Institutional Class
03/31/2014	$11.07	$(0.03)	$0.20	$0.17	$(0.04)	$(0.01)	$0.00	$(0.05)
03/31/2013	11.14	0.04	(0.04)	0.00	(0.06)	(0.01)	0.00	(0.07)
03/31/2012	14.55	0.04	(1.26)	(1.22)	(2.19)	0.00	0.00	(2.19)
05/28/2010 - 03/31/2011	10.00	0.04	4.58	4.62	(0.03)	(0.04)	0.00	(0.07)
Class P
03/31/2014	11.03	0.07	0.08	0.15	(0.03)	(0.01)	0.00	(0.04)
03/31/2013	11.11	0.04	(0.05)	(0.01)	(0.06)	(0.01)	0.00	(0.07)
03/31/2012	14.53	0.02	(1.25)	(1.23)	(2.19)	0.00	0.00	(2.19)
05/28/2010 - 03/31/2011	10.00	0.03	4.57	4.60	(0.03)	(0.04)	0.00	(0.07)
Class D
03/31/2014	11.02	0.17	(0.06)	0.11	(0.01)	(0.01)	0.00	(0.02)
03/31/2013	11.08	(0.01)	(0.04)	(0.05)	(0.00)^	(0.01)	0.00	(0.01)
03/31/2012	14.50	(0.01)	(1.26)	(1.27)	(2.15)	0.00	0.00	(2.15)
05/28/2010 - 03/31/2011	10.00	(0.01)	4.57	4.56	(0.02)	(0.04)	0.00	(0.06)
Class A
03/31/2014	11.00	(0.30)	0.41	0.11	(0.01)	(0.01)	0.00	(0.02)
03/31/2013	11.07	(0.01)	(0.04)	(0.05)	(0.01)	(0.01)	0.00	(0.02)
03/31/2012	14.50	(0.02)	(1.25)	(1.27)	(2.16)	0.00	0.00	(2.16)
05/28/2010 - 03/31/2011	10.00	(0.02)	4.58	4.56	(0.02)	(0.04)	0.00	(0.06)
Class C
03/31/2014	10.84	(0.03)	0.06	0.03	(0.00)^	(0.01)	0.00	(0.01)
03/31/2013	10.98	(0.09)	(0.04)	(0.13)	(0.00)^	(0.01)	0.00	(0.01)
03/31/2012	14.43	(0.10)	(1.25)	(1.35)	(2.10)	0.00	0.00	(2.10)
05/28/2010 - 03/31/2011	10.00	(0.10)	4.57	4.47	(0.00)^	(0.04)	0.00	(0.04)
Class R
03/31/2014	10.96	0.13	(0.05)	0.08	(0.00)^	(0.01)	0.00	(0.01)
03/31/2013	11.04	(0.04)	(0.03)	(0.07)	(0.00)^	(0.01)	0.00	(0.01)
03/31/2012	14.48	(0.04)	(1.26)	(1.30)	(2.14)	0.00	0.00	(2.14)
05/28/2010 - 03/31/2011	10.00	(0.04)	4.56	4.52	(0.00)^	(0.04)	0.00	(0.04)

Please see footnotes on page 24.

22	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate**

$7.75	0.27%	$3,012	0.79%		0.93%		0.79%		0.93%		(0.19)%	94%
7.88	2.63	2,814	0.80		0.93		0.79		0.92		(0.61)	174
8.93	15.00	2,873	0.79		0.92		0.79		0.92		0.19	83
7.79	(22.10)	3,399	0.79	*	1.36	*	0.79	*	1.36	*	(0.20)*	94

7.76	(0.02)	176	0.89		1.03		0.89		1.03		(0.43)	94
7.88	2.55	38	0.90		1.03		0.89		1.02		2.65	174
8.92	14.83	10	0.89		1.02		0.89		1.02		0.00	83
7.79	(22.10)	8	0.89	*	1.66	*	0.89	*	1.66	*	(0.11)*	94

7.70	(0.47)	5,125	1.29		1.43		1.29		1.43		(0.80)	94
7.86	2.13	880	1.30		1.43		1.29		1.42		(0.85)	174
8.88	14.17	312	1.29		1.42		1.29		1.42		(0.72)	83
7.78	(22.20)	1,284	1.29	*	10.39	*	1.29	*	10.39	*	4.26 *	94

7.67	(0.36)	1,553	1.29		1.43		1.29		1.43		(0.76)	94
7.83	2.23	1,097	1.30		1.43		1.29		1.42		2.11	174
8.88	14.42	406	1.29		1.42		1.29		1.42		(0.10)	83
7.78	(17.93)	152	1.29	*	5.33	*	1.29	*	5.33	*	1.64 *	94

7.60	(1.07)	403	2.04		2.18		2.04		2.18		(1.47)	94
7.76	1.41	142	2.05		2.18		2.04		2.17		(0.11)	174
8.78	13.41	104	2.04		2.17		2.04		2.17		(0.93)	83
7.75	(18.25)	32	2.04	*	3.79	*	2.04	*	3.79	*	(0.32)*	94

$11.19	1.59%	$4,117,810	0.74%		0.87%		0.74%		0.87%		(0.24)%	102%
11.07	0.03	3,317,933	0.74		0.88		0.74		0.88		0.35	107
11.14	(8.28)	4,023,057	0.74		0.88		0.74		0.88		0.37	66
14.55	46.24	2,144,665	0.74	*	0.86	*	0.74	*	0.86	*	0.35 *	82

11.14	1.45	2,242,249	0.84		0.97		0.84		0.97		0.70	102
11.03	(0.03)	1,033,837	0.84		0.98		0.84		0.98		0.39	107
11.11	(8.35)	173,960	0.84		0.98		0.84		0.98		0.15	66
14.53	46.01	3,389	0.84	*	0.96	*	0.84	*	0.96	*	0.27 *	82

11.11	1.07	143,097	1.24		1.37		1.24		1.37		1.59	102
11.02	(0.39)	41,048	1.24		1.38		1.24		1.38		(0.10)	107
11.08	(8.74)	48,311	1.24		1.38		1.24		1.38		(0.10)	66
14.50	45.63	34,671	1.24	*	1.36	*	1.24	*	1.36	*	(0.12)*	82

11.09	1.03	127,945	1.24		1.37		1.24		1.37		(2.83)	102
11.00	(0.39)	76,254	1.24		1.38		1.24		1.38		(0.12)	107
11.07	(8.74)	43,978	1.24		1.38		1.24		1.38		(0.13)	66
14.50	45.63	10,128	1.24	*	1.36	*	1.24	*	1.36	*	(0.13)*	82

10.86	0.31	19,754	1.99		2.12		1.99		2.12		(0.28)	102
10.84	(1.17)	8,214	1.99		2.13		1.99		2.13		(0.83)	107
10.98	(9.41)	7,696	1.99		2.13		1.99		2.13		(0.81)	66
14.43	44.75	8,842	1.99	*	2.11	*	1.99	*	2.11	*	(0.88)*	82

11.03	0.78	1,390	1.49		1.62		1.49		1.62		1.20	102
10.96	(0.62)	326	1.49		1.63		1.49		1.63		(0.36)	107
11.04	(8.99)	255	1.49		1.63		1.49		1.63		(0.35)	66
14.48	45.25	35	1.49	*	1.61	*	1.49	*	1.61	*	(0.39)*	82

Please see footnotes on page 24.

ANNUAL REPORT	MARCH 31, 2014	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Inflation Response Multi-Asset Fund
Institutional Class
03/31/2014	$10.27	$0.01	$(0.61)	$(0.60)	$(0.04)	$(0.01)	$0.00	$(0.05)
03/31/2013	9.85	0.03	0.61	0.64	(0.15)	(0.07)	0.00	(0.22)
08/31/2011 - 03/31/2012	10.00	0.00 ^	0.00	0.00 ^	(0.15)	0.00	0.00	(0.15)
Class P
03/31/2014	10.28	0.01	(0.63)	(0.62)	(0.02)	(0.01)	0.00	(0.03)
03/31/2013	9.85	(0.01)	0.65	0.64	(0.14)	(0.07)	0.00	(0.21)
08/31/2011 - 03/31/2012	10.00	0.04	(0.04)	0.00	(0.15)	0.00	0.00	(0.15)
Class D
03/31/2014	10.26	(0.03)	(0.61)	(0.64)	(0.01)	(0.01)	0.00	(0.02)
03/31/2013	9.85	(0.01)	0.61	0.60	(0.12)	(0.07)	0.00	(0.19)
08/31/2011 - 03/31/2012	10.00	(0.01)	0.00	(0.01)	(0.14)	0.00	0.00	(0.14)
Class A
03/31/2014	10.24	(0.02)	(0.63)	(0.65)	(0.00)^	(0.01)	0.00	(0.01)
03/31/2013	9.83	(0.02)	0.61	0.59	(0.11)	(0.07)	0.00	(0.18)
08/31/2011 - 03/31/2012	10.00	(0.01)	(0.01)	(0.02)	(0.15)	0.00	0.00	(0.15)
Class C
03/31/2014	10.19	(0.09)	(0.62)	(0.71)	(0.00)^	(0.01)	0.00	(0.01)
03/31/2013	9.80	(0.09)	0.61	0.52	(0.06)	(0.07)	0.00	(0.13)
08/31/2011 - 03/31/2012	10.00	(0.06)	(0.01)	(0.07)	(0.13)	0.00	0.00	(0.13)
Class R
03/31/2014	10.30	(0.04)	(0.63)	(0.67)	(0.01)	(0.01)	0.00	(0.02)
03/31/2013	9.85	(0.02)	0.60	0.58	(0.06)	(0.07)	0.00	(0.13)
08/31/2011 - 03/31/2012	10.00	(0.04)	0.01	(0.03)	(0.12)	0.00	0.00	(0.12)

*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.40%.

24	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate**

$9.62	(5.89)%	$708,819	0.75%		1.03%		0.75%		1.03%		0.12%	80%
10.27	6.57	206,779	0.67		1.00		0.67		1.00		0.26	292
9.85	0.09	35,497	0.67	*	1.16	*	0.67	*	1.16	*	0.00 *	235

9.63	(6.02)	3,547	0.85		1.13		0.85		1.13		0.10	80
10.28	6.55	5,012	0.77		1.10		0.77		1.10		(0.13)	292
9.85	0.08	298	0.77	*	1.26	*	0.77	*	1.26	*	0.77 *	235

9.60	(6.29)	18,822	1.20		1.48		1.20		1.48		(0.27)	80
10.26	6.07	41,055	1.12		1.45		1.12		1.45		(0.05)	292
9.85	(0.03)	1,398	1.12	*	1.61	*	1.12	*	1.61	*	(0.23)*	235

9.58	(6.33)	12,677	1.20		1.48		1.20		1.48		(0.21)	80
10.24	6.06	16,391	1.12		1.45		1.12		1.45		(0.19)	292
9.83	(0.16)	2,102	1.12	*	1.61	*	1.12	*	1.61	*	(0.26)*	235

9.47	(6.98)	3,140	1.95		2.23		1.95		2.23		(0.97)	80
10.19	5.30	4,177	1.87		2.20		1.87		2.20		(0.90)	292
9.80	(0.61)	762	1.87	*	2.36	*	1.87	*	2.36	*	(1.14)*	235

9.61	(6.48)	203	1.45		1.73		1.45		1.73		(0.41)	80
10.30	5.90	11	1.37		1.70		1.37		1.70		(0.15)	292
9.85	(0.28)	10	1.37	*	1.86	*	1.37	*	1.86	*	(0.71)*	235

ANNUAL REPORT	MARCH 31, 2014	25

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Real Income 2019 Fund®	PIMCO Real Income 2029 Fund®	PIMCO Real Return Asset Fund	PIMCO RealEstateRealReturn Strategy Fund

Assets:
Investments, at value
Investments in securities	$16,671	$15,080	$527,355	$3,830,751
Investments in Affiliates	0	0	821	301,474
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	253	911
Over the counter	0	0	2,138	40,038
Cash	48	1	37	134
Deposits with counterparty	0	0	3,560	10,804
Foreign currency, at value	0	0	592	2,937
Receivable for investments sold	0	0	30	126,900
Receivable for investments sold on a delayed-delivery basis	0	0	33,171	0
Receivable for Fund shares sold	17	1	53	3,374
Interest and dividends receivable	52	58	3,103	9,977
Dividends receivable from Affiliates	0	0	0	38
Other assets	0	0	64	0
	16,788	15,140	571,177	4,327,338

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$139,357	$732,676
Payable for sale-buyback transactions	0	0	30,027	178,807
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	10	81
Over the counter	0	0	2,691	9,596
Payable for investments purchased	0	0	487	0
Payable for investments in Affiliates purchased	0	0	0	38
Deposits from counterparty	0	0	1,611	9,086
Payable for Fund shares redeemed	154	21	111	4,658
Dividends payable	49	15	0	0
Accrued investment advisory fees	3	2	95	1,312
Accrued supervisory and administrative fees	4	4	79	747
Accrued distribution fees	2	2	0	120
Accrued servicing fees	3	1	0	82
Other liabilities	0	0	0	20
	215	45	174,468	937,223

Net Assets	$16,573	$15,095	$396,709	$3,390,115

Net Assets Consist of:
Paid in capital	$16,906	$15,594	$424,362	$3,448,300
Undistributed (overdistributed) net investment income	(114)	(19)	(1,594)	96,709
Accumulated undistributed net realized gain (loss)	0	(88)	(26,135)	(124,528)
Net unrealized appreciation (depreciation)	(219)	(392)	76	(30,366)
	$16,573	$15,095	$396,709	$3,390,115

Cost of Investments in Securities	$16,890	$15,472	$526,369	$3,891,015
Cost of Investments in Affiliates	$0	$0	$821	$301,443
Cost of Foreign Currency Held	$0	$0	$590	$2,914
Cost or Premiums of Financial Derivative Instruments, net	$0	$0	$(1,482)	$(3,559)

* Includes repurchase agreements of:	$0	$159	$187	$1,867

26	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

(Amounts in thousands, except per share amounts)	PIMCO Real Income 2019 Fund®	PIMCO Real Income 2029 Fund®	PIMCO Real Return Asset Fund	PIMCO RealEstateRealReturn Strategy Fund

Net Assets:
Institutional Class	$1,521	$5,286	$392,481	$2,714,060
Class P	585	607	4,228	77,956
Class D	1,917	4,371	NA	182,144
Class A	8,428	3,227	NA	273,498
Class B	NA	NA	NA	1,044
Class C	4,122	1,604	NA	141,413

Shares Issued and Outstanding:
Institutional Class	234	553	48,799	625,094
Class P	90	64	526	18,160
Class D	297	461	NA	44,517
Class A	1,300	340	NA	67,084
Class B	NA	NA	NA	273
Class C	643	171	NA	37,693

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$6.50	$9.56	$8.04	$4.34
Class P	6.50	9.54	8.04	4.29
Class D	6.45	9.48	NA	4.09
Class A	6.48	9.48	NA	4.08
Class B	NA	NA	NA	3.83
Class C	6.41	9.36	NA	3.75

^	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2014	27

Consolidated Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO CommoditiesPLUS® Short Strategy Fund	PIMCO CommoditiesPLUS® Strategy Fund	PIMCO Inflation Response Multi-Asset Fund

Assets:
Investments, at value
Investments in securities*	$7,741	$4,722,566	$659,119
Investments in Affiliates	2,615	1,677,099	140,322
Financial Derivative Instruments
Exchange-traded or centrally cleared	31	46,900	5,994
Over the counter	13	110,293	4,709
Cash	94	907	49
Deposits with counterparty	126	105,253	18,593
Foreign currency, at value	11	4,371	1,762
Receivable for investments sold	72	190,355	7,933
Receivable for Fund shares sold	24	17,108	2,255
Interest and dividends receivable	29	9,761	1,563
Dividends receivable from Affiliates	0	297	113
Reimbursement receivable from PIMCO	0	722	72
Other assets	0	0	20
	10,756	6,885,632	842,504

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$4,318
Payable for sale-buyback transactions	0	0	77,755
Financial Derivative Instruments
Exchange-traded or centrally cleared	28	50,823	6,102
Over the counter	40	24,389	2,913
Payable for investments purchased	1	62,125	56
Payable for investments in Affiliates purchased	0	297	113
Deposits from counterparty	395	88,693	2,783
Payable for Fund shares redeemed	13	2,152	695
Accrued investment advisory fees	5	3,051	370
Accrued supervisory and administrative fees	4	1,753	182
Accrued distribution fees	1	38	6
Accrued servicing fees	0	65	3
Other liabilities	0	1	0
	487	233,387	95,296

Net Assets	$10,269	$6,652,245	$747,208

Net Assets Consist of:
Paid in capital	$10,346	$6,463,782	$754,228
Undistributed (overdistributed) net investment income	(45)	44,449	(665)
Accumulated undistributed net realized (loss)	(95)	(5,680)	(6,154)
Net unrealized appreciation (depreciation)	63	149,694	(201)
	$10,269	$6,652,245	$747,208

Cost of Investments in Securities	$7,692	$4,701,203	$661,321
Cost of Investments in Affiliates	$2,615	$1,677,120	$141,707
Cost of Foreign Currency Held	$11	$4,349	$1,747
Cost or Premiums of Financial Derivative Instruments, net	$5	$(10,494)	$460

* Includes repurchase agreements of:	$108	$75,507	$23,788

28	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

(Amounts in thousands, except per share amounts)	PIMCO CommoditiesPLUS® Short Strategy Fund	PIMCO CommoditiesPLUS® Strategy Fund	PIMCO Inflation Response Multi-Asset Fund

Net Assets:
Institutional Class	$3,012	$4,117,810	$708,819
Class P	176	2,242,249	3,547
Class D	5,125	143,097	18,822
Class A	1,553	127,945	12,677
Class C	403	19,754	3,140
Class R	NA	1,390	203

Shares Issued and Outstanding:
Institutional Class	389	367,966	73,660
Class P	23	201,316	368
Class D	666	12,880	1,962
Class A	202	11,540	1,323
Class C	53	1,819	332
Class R	NA	126	21

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$7.75	$11.19	$9.62
Class P	7.76	11.14	9.63
Class D	7.70	11.11	9.60
Class A	7.67	11.09	9.58
Class C	7.60	10.86	9.47
Class R	NA	11.03	9.61

^	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2014	29

Statements of Operations

Year Ended March 31, 2014
(Amounts in thousands)	PIMCO Real Income 2019 Fund®	PIMCO Real Income 2029 Fund®	PIMCO Real Return Asset Fund	PIMCO RealEstateRealReturn Strategy Fund

Investment Income:
Interest	$89	$291	$10,415	$45,875
Dividends	0	0	0	1,166
Dividends from Investments in Affiliates	0	0	35	718
Total Income	89	291	10,450	47,759

Expenses:
Investment advisory fees	37	37	1,373	12,960
Supervisory and administrative fees	64	58	1,151	7,953
Distribution and/or servicing fees - Class D	6	16	0	716
Distribution fees - Class B	0	0	0	10
Distribution fees - Class C	25	9	0	1,265
Servicing fees - Class A	23	10	0	888
Servicing fees - Class B	0	0	0	3
Servicing fees - Class C	12	5	0	422
Trustees fees	0	0	1	9
Interest expense	0	0	131	976
Total Expenses	167	135	2,656	25,202

Net Investment Income (Loss)	(78)	156	7,794	22,557

Net Realized Gain (Loss):
Investments in securities	505	(86)	(27,052)	(71,216)
Investments in Affiliates	0	0	(6)	(52)
Exchange-traded or centrally cleared financial derivative instruments	0	0	1,460	(2,475)
Over the counter financial derivative instruments	0	0	1,207	152,972
Foreign currency	0	0	(195)	(760)
Net Realized Gain (Loss)	505	(86)	(24,586)	78,469

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,273)	(2,062)	(24,280)	(184,055)
Investments in Affiliates	0	0	(4)	18
Exchange-traded or centrally cleared financial derivative instruments	0	0	(1,866)	(4,344)
Over the counter financial derivative instruments	0	0	(88)	(20,483)
Foreign currency assets and liabilities	0	0	(18)	41
Net Change in Unrealized (Depreciation)	(1,273)	(2,062)	(26,256)	(208,823)
Net (Loss)	(768)	(2,148)	(50,842)	(130,354)

Net (Decrease) in Net Assets Resulting from Operations	$(846)	$(1,992)	$(43,048)	$(107,797)

30	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statements of Operations

Year Ended March 31, 2014
(Amounts in thousands)	PIMCO CommoditiesPLUS® Short Strategy Fund	PIMCO CommoditiesPLUS® Strategy Fund	PIMCO Inflation Response Multi-Asset Fund

Investment Income:
Interest, net of foreign taxes*	$58	$32,446	$3,189
Dividends	0	678	290
Dividends from Investments in Affiliates	8	4,147	1,346
Miscellaneous income	0	1	0
Total Income	66	37,272	4,825

Expenses:
Investment advisory fees	79	31,525	4,075
Supervisory and administrative fees	60	17,996	1,690
Distribution and/or servicing fees - Class D	16	177	87
Distribution fees - Class C	2	92	27
Distribution fees - Class R	0	2	0
Servicing fees - Class A	6	779	36
Servicing fees - Class C	1	31	9
Servicing fees - Class R	0	2	0
Trustees fees	0	17	2
Interest expense	1	72	11
Miscellaneous expense	1	0	25
Total Expenses	166	50,693	5,962
Waiver and/or Reimbursement by PIMCO	(17)	(7,168)	(1,567)
Net Expenses	149	43,525	4,395

Net Investment Income (Loss)	(83)	(6,253)	430

Net Realized Gain (Loss):
Investments in securities	(13)	(10,402)	(6,137)
Investments in Affiliates	0	(680)	(256)
Exchange-traded or centrally cleared financial derivative instruments	(84)	(64,107)	(9,817)
Over the counter financial derivative instruments	(428)	100,276	4,966
Foreign currency	(1)	2,910	(145)
Net Realized Gain (Loss)	(526)	27,997	(11,389)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	24	(6,869)	(4,282)
Investments in Affiliates	0	476	(1,722)
Exchange-traded or centrally cleared financial derivative instruments	44	60,537	1,603
Over the counter financial derivative instruments	(71)	81,994	1,573
Foreign currency assets and liabilities	0	54	39
Net Change in Unrealized Appreciation (Depreciation)	(3)	136,192	(2,789)
Net Gain (Loss)	(529)	164,189	(14,178)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(612)	$157,936	$(13,748)

* Foreign tax withholdings	$0	$1	$0

ANNUAL REPORT	MARCH 31, 2014	31

Statements of Changes in Net Assets

	PIMCO Real Income 2019 Fund®		PIMCO Real Income 2029 Fund®		PIMCO Real Return Asset Fund		PIMCO RealEstateRealReturn Strategy Fund

(Amounts in thousands)	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$(78)	$79	$156	$136	$7,794	$26,519	$22,557	$17,466
Net realized gain (loss)	505	575	(86)	258	(24,586)	234,880	78,469	438,878
Net change in unrealized appreciation (depreciation)	(1,273)	(53)	(2,062)	685	(26,256)	(86,822)	(208,823)	25,107
Net increase (decrease) resulting from operations	(846)	601	(1,992)	1,079	(43,048)	174,577	(107,797)	481,451

Distributions to Shareholders:
From net investment income
Institutional Class	(55)	(96)	(58)	(146)	(7,352)	(27,128)	(135,168)	(153,858)
Class P	(21)	(41)	(8)	(57)	(165)	(386)	(10,599)	(18,607)
Class D	(60)	(97)	(45)	(113)	0	0	(24,305)	(59,284)
Class A	(249)	(274)	(28)	(69)	0	0	(31,336)	(44,405)
Class B	0	0	0	0	0	0	(114)	(244)
Class C	(118)	(145)	(10)	(24)	0	0	(15,141)	(18,470)
From net realized capital gains
Institutional Class	0	0	0	0	(21,831)	(136,912)	(29,950)	(34,172)
Class P	0	0	0	0	(220)	(3,871)	(897)	(7,072)
Class D	0	0	0	0	0	0	(2,333)	(23,536)
Class A	0	0	0	0	0	0	(3,518)	(17,355)
Class B	0	0	0	0	0	0	(14)	(106)
Class C	0	0	0	0	0	0	(1,853)	(7,909)
Tax basis return of capital
Institutional Class	(259)	(397)	(324)	(247)	(1,224)	0	0	0
Class P	(103)	(174)	(57)	(98)	(20)	0	0	0
Class D	(303)	(439)	(332)	(209)	0	0	0	0
Class A	(1,181)	(1,256)	(197)	(130)	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	(625)	(725)	(97)	(52)	0	0	0	0

Total Distributions	(2,974)	(3,644)	(1,156)	(1,145)	(30,812)	(168,297)	(255,228)	(385,018)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(12,149)	6,399	(6,386)	6,527	65,341	(2,045,834)	1,727,395	(504,101)

Total Increase (Decrease) in Net Assets	(15,969)	3,356	(9,534)	6,461	(8,519)	(2,039,554)	1,364,370	(407,668)

Net Assets:
Beginning of year	32,542	29,186	24,629	18,168	405,228	2,444,782	2,025,745	2,433,413
End of year*	$16,573	$32,542	$15,095	$24,629	$396,709	$405,228	$3,390,115	$2,025,745

* Including undistributed (overdistributed) net investment income of:	$(114)	$(61)	$(19)	$(26)	$(1,594)	$13,660	$96,709	$147,827

**	See Note 13 in the Notes to Financial Statements.

32	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO CommoditiesPLUS® Short Strategy Fund		PIMCO CommoditiesPLUS® Strategy Fund		PIMCO Inflation Response Multi-Asset Fund

(Amounts in thousands)	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013

Increase in Net Assets from:

Operations:
Net investment income (loss)	$(83)	$(33)	$(6,253)	$14,895	$430	$213
Net realized gain (loss)	(526)	198	27,997	(12,411)	(11,389)	1,973
Net change in unrealized appreciation (depreciation)	(3)	79	136,192	43,485	(2,789)	1,947
Net increase (decrease) resulting from operations	(612)	244	157,936	45,969	(13,748)	4,133

Distributions to Shareholders:
From net investment income
Institutional Class	(50)	(615)	(13,276)	(19,566)	(1,655)	(1,582)
Class P	(2)	(2)	(4,839)	(2,726)	(12)	(9)
Class D	(104)	(154)	(95)	(15)	(24)	(61)
Class A	(47)	(123)	(229)	(95)	(5)	(85)
Class C	(3)	(22)	(0)^	(0)^	(0)^	(12)
Class R	0	0	(0)^	(0)^	(0)^	(0)^
From net realized capital gains
Institutional Class	0	0	(4,497)	(3,518)	(594)	(857)
Class P	0	0	(1,922)	(512)	(4)	(4)
Class D	0	0	(79)	(37)	(37)	(47)
Class A	0	0	(681)	(73)	(12)	(59)
Class C	0	0	(20)	(8)	(3)	(14)
Class R	0	0	(1)	(0)^	(0)^	(0)^
Tax basis return of capital
Institutional Class	0	0	0	0	0	0
Class P	0	0	0	0	0	0
Class D	0	0	0	0	0	0
Class A	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Class R	0	0	0	0	0	0

Total Distributions	(206)	(916)	(25,639)	(26,550)	(2,346)	(2,730)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	6,116	1,938	2,042,336	160,936	489,877	231,955

Total Increase in Net Assets	5,298	1,266	2,174,633	180,355	473,783	233,358

Net Assets:
Beginning of year	4,971	3,705	4,477,612	4,297,257	273,425	40,067
End of year*	$10,269	$4,971	$6,652,245	$4,477,612	$747,208	$273,425

* Including undistributed (overdistributed) net investment income of:	$(45)	$136	$44,449	$36,855	$(665)	$669

**	See Note 13 in the Notes to Financial Statements.
^	Amount is less than $500.

ANNUAL REPORT	MARCH 31, 2014	33

Statements of Cash Flows

Year Ended March 31, 2014
(Amounts in thousands)	PIMCO Real Return Asset Fund	PIMCO RealEstateRealReturn Strategy Fund

Cash flows (used for) operating activities:

Net (decrease) in net assets resulting from operations	$(43,048)	$(107,797)

Adjustments to reconcile net (decrease) in net assets from operations to net cash (used for) operating activities:
Purchases of long-term securities	(781,489)	(4,156,863)
Proceeds from sales of long-term securities	661,762	2,529,187
(Purchases) Proceeds from sales of short-term portfolio investments, net	47,529	(123,373)
(Increase) in deposits with counterparty	(3,519)	(10,804)
(Increase) in receivable for investments sold	(10,915)	(118,580)
(Increase) in interest and dividends receivable	(638)	(2,359)
(Increase) in exchange-traded or centrally cleared derivatives	(693)	(7,914)
Decrease in over the counter derivatives	1,670	155,031
Increase (decrease) in payable for investments purchased	479	(6)
Increase (decrease) in deposits from counterparty	1,041	(36,121)
Increase (decrease) in accrued investment advisory fees	(13)	482
Increase (decrease) in accrued supervisory and administrative fees	(12)	166
(Decrease) in accrued distribution fee	0	(106)
(Decrease) in accrued servicing fee	0	(47)
Payments on currency transactions	(210)	(718)
Net Realized (Gain) Loss
Investments in securities	27,052	71,216
Investments in Affiliates	6	52
Exchange-traded or centrally cleared financial derivative instruments	(1,460)	2,475
Over the counter financial derivative instruments	(1,207)	(152,972)
Foreign currency	195	760
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	24,280	184,055
Investments in Affiliates	4	(18)
Exchange-traded or centrally cleared financial derivative instruments	1,866	4,344
Over the counter financial derivative instruments	88	20,483
Foreign currency assets and liabilities	18	(41)
Net amortization on investments	4,779	18,481
Net cash (used for) operating activities	(72,435)	(1,730,987)

Cash flows received from financing activities:
Proceeds from shares sold	439,298	3,133,910
Payments on shares redeemed	(408,254)	(1,652,585)
(Decrease) in overdraft due to custodian	(33)	(347)
Cash dividend paid*	(202)	(11,416)
Proceeds from reverse repurchase agreements	1,136,830	3,826,889
Payments on reverse repurchase agreements	(1,102,744)	(3,674,757)
Proceeds from sale-buyback transactions	1,202,753	7,983,628
Payments on sale-buyback transactions	(1,194,354)	(7,870,515)
Proceeds from deposits from counterparty	2,534	18,530
Payments on deposits from counterparty	(3,152)	(19,812)
Net cash received from financing activities	72,676	1,733,525

Net Increase in Cash and Foreign Currency	241	2,538

Cash and Foreign Currency:
Beginning of year	388	533
End of year	$629	$3,071

* Reinvestment of dividends	$30,624	$243,812

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$103	$747

34	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Real Income 2019 Fund®

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.6%

U.S. TREASURY OBLIGATIONS 100.6%
U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2016	$1,139	$1,171
0.125% due 04/15/2017	1,081	1,113
0.125% due 04/15/2018	526	539
0.500% due 04/15/2015	777	793
1.250% due 07/15/2020	279	301
1.375% due 07/15/2018	1,388	1,508
1.375% due 01/15/2020	335	363
1.625% due 01/15/2015	991	1,017
1.625% due 01/15/2018	1,317	1,431
1.875% due 07/15/2015	944	990
1.875% due 07/15/2019	1,128	1,257
2.000% due 07/15/2014	838	852

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 01/15/2016	$1,031	$1,095
2.125% due 01/15/2019	1,499	1,675
2.500% due 07/15/2016	1,251	1,365
2.625% due 07/15/2017	1,072	1,201

Total U.S. Treasury Obligations (Cost $16,890)		16,671

Total Investments in Securities (Cost $16,890)		16,671

Total Investments 100.6% (Cost $16,890)		$16,671

Other Assets and Liabilities, net (0.6%)		(98)

Net Assets 100.0%		$16,573

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a)	Principal amount of security is adjusted for inflation.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$16,671	$0	$16,671

Total Investments	$0	$16,671	$0	$16,671

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	35

Schedule of Investments PIMCO Real Income 2029 Fund®

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.9%

U.S. TREASURY OBLIGATIONS 98.8%
U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2016	$461	$474
0.125% due 04/15/2017	463	477
0.125% due 01/15/2022	558	547
0.125% due 07/15/2022	498	488
0.125% due 01/15/2023	456	441
0.375% due 07/15/2023	462	458
0.625% due 07/15/2021	550	567
1.125% due 01/15/2021	444	471
1.250% due 07/15/2020	579	625
1.375% due 07/15/2018	483	524
1.375% due 01/15/2020	595	644
1.625% due 01/15/2018	458	497
1.750% due 01/15/2028	776	860
1.875% due 07/15/2015	150	158

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.875% due 07/15/2019	$526	$586
2.000% due 01/15/2016	159	169
2.000% due 01/15/2026	781	891
2.125% due 01/15/2019	366	409
2.375% due 01/15/2017	232	254
2.375% due 01/15/2025	670	790
2.375% due 01/15/2027	759	901
2.500% due 07/15/2016	452	493
2.500% due 01/15/2029	719	874
2.625% due 07/15/2017	260	291
3.625% due 04/15/2028	918	1,250
3.875% due 04/15/2029	341	482
U.S. Treasury Notes
0.250% due 03/31/2015	300	300

Total U.S. Treasury Obligations (Cost $15,313)		14,921

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS (b) 1.1%
$159

Total Short-Term Instruments (Cost $159)	159

Total Investments in Securities (Cost $15,472)	15,080

Total Investments 99.9% (Cost $15,472)	$15,080

Other Assets and Liabilities, net 0.1%	15

Net Assets 100.0%	$15,095

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$159	Fannie Mae 2.260% due 10/17/2022	$(167)	$159	$159

Total Repurchase Agreements						$(167)	$159	$159

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged		Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$159	$0	$0	$0	$159		$(167)		$(8)

Total Borrowings and Other Financing Transactions	$159	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$14,921	$0	$14,921
Short-Term Instruments
Repurchase Agreements	0	159	0	159

Total Investments	$0	$15,080	$0	$15,080

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

36	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Real Return Asset Fund

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 132.9%

BANK LOAN OBLIGATIONS 0.6%
AES Corp.
3.750% due 06/01/2018	$625	$628
HCA, Inc.
2.653% due 05/01/2016	1,700	1,702

Total Bank Loan Obligations (Cost $2,320)		2,330

CORPORATE BONDS & NOTES 2.6%

BANKING & FINANCE 0.7%
Banco Santander Chile
1.837% due 01/19/2016	1,200	1,191
Everest Reinsurance Holdings, Inc.
5.400% due 10/15/2014	1,000	1,024
Intesa Sanpaolo SpA
3.125% due 01/15/2016	400	410

		2,625

INDUSTRIALS 0.7%
Canadian Natural Resources Ltd.
0.609% due 03/30/2016	300	300
Pearson Dollar Finance PLC
5.700% due 06/01/2014	2,500	2,519

		2,819

UTILITIES 1.2%
AT&T, Inc.
0.654% due 03/30/2017	1,500	1,500
Petrobras Global Finance BV
2.593% due 03/17/2017	2,900	2,918
Rosneft Finance S.A.
6.250% due 02/02/2015	150	154
6.625% due 03/20/2017	100	108

		4,680

Total Corporate Bonds & Notes (Cost $10,059)		10,124

U.S. GOVERNMENT AGENCIES 0.2%
Freddie Mac
0.434% due 09/25/2031	65	61
0.514% due 10/25/2029	477	469
Small Business Administration
5.902% due 02/10/2018	306	332

Total U.S. Government Agencies (Cost $823)		862

U.S. TREASURY OBLIGATIONS 110.1%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 07/15/2022 (d)	2,136	2,094
0.375% due 07/15/2023 (d)	27,224	26,945
0.625% due 02/15/2043	42,828	35,929
0.750% due 02/15/2042	1,915	1,672
1.125% due 01/15/2021	107	114
1.375% due 02/15/2044 (d)	8,237	8,422
1.750% due 01/15/2028	38,497	42,689
1.875% due 07/15/2015 (h)	361	378
2.000% due 07/15/2014 (h)	372	378
2.000% due 01/15/2026 (d)	23,466	26,753
2.125% due 02/15/2040	12,985	15,572
2.125% due 02/15/2041	5,661	6,809
2.375% due 01/15/2025 (d)	62,047	73,143
2.375% due 01/15/2027	44,933	53,389
2.500% due 01/15/2029	15,176	18,444
3.375% due 04/15/2032	18,374	25,417
3.625% due 04/15/2028	34,790	47,345

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% due 04/15/2029	$36,288	$51,271

Total U.S. Treasury Obligations (Cost $437,573)		436,764

MORTGAGE-BACKED SECURITIES 1.9%
Adjustable Rate Mortgage Trust
2.728% due 11/25/2035 ^	736	631
4.901% due 01/25/2036	408	379
Banc of America Funding Corp.
2.621% due 03/20/2036	505	463
Banc of America Re-REMIC Trust
5.668% due 02/17/2051	798	855
Citigroup Mortgage Loan Trust, Inc.
1.940% due 09/25/2035	97	98
2.200% due 09/25/2035	530	530
2.540% due 05/25/2035	107	105
2.582% due 12/25/2035 ^	550	384
Countrywide Alternative Loan Trust
1.039% due 12/25/2035	601	467
2.668% due 02/25/2037 ^	383	338
GMAC Mortgage Corp. Loan Trust
2.925% due 11/19/2035	537	515
3.041% due 06/19/2035	843	826
GSR Mortgage Loan Trust
2.650% due 09/25/2035	174	177
HomeBanc Mortgage Trust
0.424% due 10/25/2035	104	93
Prime Mortgage Trust
5.000% due 02/25/2019	12	13
Residential Accredit Loans, Inc. Trust
0.334% due 06/25/2046	262	118
Residential Asset Securitization Trust
0.604% due 12/25/2036 ^	502	191
5.000% due 08/25/2019	175	181
6.250% due 10/25/2036 ^	443	400
Structured Adjustable Rate Mortgage Loan Trust
5.177% due 07/25/2035 ^	344	304
Wachovia Mortgage Loan Trust LLC
5.413% due 10/20/2035	418	414
WaMu Mortgage Pass-Through Certificates
0.424% due 12/25/2045	181	169
0.444% due 07/25/2045	55	52

Total Mortgage-Backed Securities (Cost $7,439)		7,703

ASSET-BACKED SECURITIES 0.9%
ACE Securities Corp. Home Equity Loan Trust
0.214% due 10/25/2036	60	21
Bear Stearns Asset-Backed Securities Trust
1.154% due 10/25/2037	1,672	1,560
BlackRock Senior Income Series Corp.
0.477% due 04/20/2019	364	359
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033	22	22
Countrywide Asset-Backed Certificates
0.404% due 04/25/2036	174	170
Credit-Based Asset Servicing and Securitization LLC
0.214% due 11/25/2036	32	18
Galaxy CLO Ltd.
0.479% due 04/25/2019	111	110
Morgan Stanley Mortgage Loan Trust
5.750% due 11/25/2036 ^	979	542
Mountain View Funding CLO Ltd.
0.499% due 04/15/2019	438	435
MSIM Peconic Bay Ltd.
0.517% due 07/20/2019	113	114
Octagon Investment Partners Ltd.
0.533% due 11/28/2018	91	91

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Soundview Home Loan Trust
0.214% due 11/25/2036		$406	$156
Wood Street CLO BV
0.666% due 03/29/2021	EUR	120	163

Total Asset-Backed Securities (Cost $4,077)			3,761

SOVEREIGN ISSUES 16.3%
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	12,400	3,953
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		14,800	5,791
10.000% due 01/01/2023		3,900	1,492
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (b)	EUR	3,400	4,890
2.100% due 09/15/2021 (b)		321	458
4.750% due 09/15/2016		300	451
5.250% due 08/01/2017		1,400	2,172
New South Wales Treasury Corp. CPI Linked Bond
2.750% due 11/20/2025	AUD	200	236
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025	NZD	12,200	10,095
Republic of Germany
0.750% due 04/15/2018 (b)	EUR	19,868	28,873
Slovenia Government International Bond
4.700% due 11/01/2016		1,100	1,648
Spain Government International Bond
3.800% due 04/30/2024		3,100	4,476

Total Sovereign Issues (Cost $62,803)			64,535

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (c) 0.0%
			187

U.S. TREASURY BILLS 0.3%
0.068% due 08/14/2014 - 03/05/2015 (a)(d)(f)(h)		$1,089	1,089

Total Short-Term Instruments (Cost $1,275)			1,276

Total Investments in Securities (Cost $526,369)			527,355

		SHARES
INVESTMENTS IN AFFILIATES 0.2%

SHORT-TERM INSTRUMENTS 0.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.2%
PIMCO Short-Term Floating NAV Portfolio		2,065	21
PIMCO Short-Term Floating NAV Portfolio III		80,129	800

Total Short-Term Instruments (Cost $821)			821

Total Investments in Affiliates (Cost $821)			821

Total Investments 133.1% (Cost $527,190)			$528,176

Financial Derivative Instruments (e)(g) (0.1%)
(Cost or Premiums, net $(1,482))			(310)

Other Assets and Liabilities, net (33.0%)			(131,157)

Net Assets 100.0%			$396,709

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	37

Schedule of Investments PIMCO Real Return Asset Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$187	Fannie Mae 2.260% due 10/17/2022	$(195)	$187	$187

Total Repurchase Agreements						$(195)	$187	$187

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BSN	0.110%	03/14/2014	04/15/2014	$(125,121)	$(125,128)
RDR	0.140%	03/10/2014	04/10/2014	(14,228)	(14,229)

Total Reverse Repurchase Agreements					$(139,357)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.110%	03/04/2014	04/04/2014	$(2,081)	$(2,082)
	0.150%	03/19/2014	04/15/2014	(7,143)	(7,158)
	0.150%	03/24/2014	04/07/2014	(5,483)	(5,489)
BPG	0.130%	03/06/2014	04/07/2014	(4,725)	(4,730)
	0.140%	03/17/2014	04/21/2014	(1,224)	(1,228)
FOB	0.140%	03/07/2014	04/08/2014	(9,328)	(9,340)

Total Sale-Buyback Transactions					$(30,027)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2014 was $99,239 at a weighted average interest rate of 0.128%.
(3)	Payable for sale-buyback transactions includes $39 of deferred price drop on sale-buyback transactions.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(d)	Securities with an aggregate market value of $168,715 and cash of $124 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BSN	$0	$(125,128)	$0	$0	$(125,128)	$124,692	$(436)
GRE	0	0	0	0	0	(14)	(14)
RDR	0	(14,229)	0	0	(14,229)	14,213	(16)
SSB	187	0	0	0	187	(195)	(8)

Master Securities Forward Transaction Agreement
BCY	0	0	(14,729)	0	(14,729)	14,594	(135)
BPG	0	0	(5,958)	0	(5,958)	5,891	(67)
FOB	0	0	(9,340)	0	(9,340)	9,189	(151)

Total Borrowings and Other Financing Transactions	$187	$(139,357)	$(30,027)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

38	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 5-Year Note June Futures	$120.000	05/23/2014	53	$(33)	$(10)

Total Written Options				$(33)	$(10)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2014	63	$(28)	$8	$0
30-Year Deliverable Interest Rate Swap June Futures	Short	06/2014	24	(50)	8	0
90-Day Eurodollar December Futures	Long	12/2015	55	(20)	5	0
90-Day Eurodollar June Futures	Long	06/2016	51	(25)	3	0
90-Day Eurodollar March Futures	Long	03/2016	88	(80)	8	0
U.S. Treasury 5-Year Note June Futures	Long	06/2014	494	(452)	31	0

Total Futures Contracts				$(655)	$63	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
iTraxx Europe 21 5-Year Index	1.000%	06/20/2019	EUR 1,250	$21	$5	$3	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	$	700	$102	$(27)	$3	$0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		21,900	(24)	(819)	107	0
Receive	3-Month USD-LIBOR	3.750%	06/18/2044		800	(26)	7	4	0
Receive	6-Month EUR-EURIBOR	0.550%	01/17/2016	EUR	52,300	(142)	(78)	27	0
Receive	6-Month EUR-EURIBOR	2.000%	01/29/2024		1,900	(64)	(48)	7	0
Receive	6-Month EUR-EURIBOR	2.750%	09/17/2044		5,800	(435)	(125)	25	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	1,280,000	(267)	(165)	14	0

						$(856)	$(1,255)	$187	$0

Total Swap Agreements						$(835)	$(1,250)	$190	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(f)	Securities with an aggregate market value of $487 and cash of $2,959 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$63	$190	$253	$(10)	$0	$0	$(10)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	39

Schedule of Investments PIMCO Real Return Asset Fund (Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		EUR	16,074	$		22,062	$0	$(83)

BPS	04/2014		AUD	917			817	0	(34)
	04/2014		BRL	1,049			448	0	(14)
	04/2014	$		464		BRL	1,049	0	(1)
	05/2014			1,167		MXN	15,648	27	0

BRC	04/2014		BRL	5,297	$		2,193	0	(142)
	04/2014		EUR	121		PLN	509	2	0
	04/2014			7,548	$		10,495	96	0
	04/2014	$		2,341		BRL	5,297	0	(6)
	05/2014		AUD	917	$		845	0	(4)
	06/2014	$		535		GBP	322	1	0
	08/2014		BRL	901	$		378	0	(7)

CBK	05/2014		JPY	34,800			341	4	0

DUB	06/2014	$		721		GBP	431	0	(3)

FBF	04/2014		BRL	4,633	$		2,047	5	0
	04/2014	$		1,963		BRL	4,633	79	0
	05/2014		BRL	4,633	$		1,948	0	(76)

GLM	04/2014		EUR	247		PLN	1,039	3	0
	04/2014			7,928	$		11,010	88	0
	06/2014		GBP	748			1,253	7	0

HUS	08/2014		BRL	1,522			627	0	(22)

JPM	04/2014			1,050			464	1	0
	04/2014		EUR	231		PLN	972	3	0
	04/2014	$		448		BRL	1,050	15	0
	07/2014		BRL	3,326	$		1,377	0	(54)
	08/2014			3,845			1,596	0	(43)

MSC	04/2014			202			89	0	0
	04/2014	$		86		BRL	202	3	0
	08/2014		BRL	896	$		369	0	(14)

RBC	04/2014	$		9,777		NZD	11,358	80	0
	05/2014		NZD	11,358	$		9,754	0	(79)

RYL	04/2014			11,358			9,446	0	(411)
	04/2014	$		43,466		EUR	31,550	0	(2)
	05/2014		EUR	31,550	$		43,464	2	0

UAG	04/2014		BRL	10,287			4,238	0	(296)
	04/2014	$		4,339		BRL	10,287	195	0
	05/2014		BRL	9,479	$		3,966	0	(176)

Total Forward Foreign Currency Contracts								$611	$(1,467)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.875%	04/14/2014	$	12,700	$645	$2

Total Purchased Options								$645	$2

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/16/2015	$	48,800	$(97)	$(131)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	04/14/2014		53,300	(640)	0

GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/16/2015		118,100	(238)	(316)

								$(975)	$(447)

40	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014	EUR	300	$(1)	$0

BPS	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		600	(2)	(1)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		1,300	(4)	(4)

CBK	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		3,200	(10)	(4)

DUB	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		400	(1)	(1)

GST	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		1,600	(4)	(2)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.000%	06/18/2014		200	(1)	0
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		500	(2)	(1)

JPM	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		1,000	(2)	(1)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		600	(2)	(2)

MYC	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		500	(2)	(1)

							$(31)	$(17)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Call - OTC USD versus BRL	BRL	2.506	06/20/2014	$2,075	$(20)	$(9)
	Call - OTC USD versus BRL		2.468	06/25/2014	2,015	(20)	(13)

BRC	Call - OTC USD versus BRL		2.523	06/11/2014	1,713	(17)	(5)
	Call - OTC USD versus INR	INR	64.900	06/19/2014	813	(7)	(4)

CBK	Put - OTC USD versus JPY	JPY	100.000	06/05/2014	1,490	(10)	(7)

FBF	Call - OTC USD versus BRL	BRL	2.505	06/10/2014	3,241	(33)	(11)

GLM	Call - OTC USD versus INR	INR	64.200	06/11/2014	1,843	(17)	(11)

HUS	Call - OTC USD versus INR		64.900	06/19/2014	1,002	(10)	(6)
	Call - OTC USD versus INR		64.000	06/26/2014	898	(9)	(7)

UAG	Call - OTC USD versus INR		64.700	06/12/2014	1,766	(16)	(9)
	Call - OTC USD versus INR		64.000	06/26/2014	503	(5)	(4)

						$(164)	$(86)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (6)	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$93,600	$(834)	$(86)
DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	8,500	(64)	(6)
	Floor - OTC YOY CPURNSA Index	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	600	(6)	(3)

						$(904)	$(95)

Total Written Options						$(2,074)	$(645)

(6)	YOY options may have a series of expirations.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in JPY		Premiums
Balance at 03/31/2013	12	$227,600	EUR	21,400	JPY	0	$(1,954)
Sales	90	345,559		118,600		340,000	(1,535)
Closing Buys	0	(17,400)		0		0	131
Expirations	(25)	(163,100)		(75,600)		(340,000)	946
Exercised	(24)	(52,400)		(54,200)		0	305

Balance at 03/31/2014	53	$340,259	EUR	10,200	JPY	0	$(2,107)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Everest Reinsurance Holdings, Inc.	(0.535%	)	12/20/2014	0.209%	$ 1,000	$0	$(3)	$0	$(3)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	41

Schedule of Investments PIMCO Real Return Asset Fund (Cont.)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.627%	$1,000	$(51)	$22	$0	$(29)
	Italy Government International Bond	1.000%	03/20/2019	1.283%	1,000	(17)	4	0	(13)

CBK	Brazil Government International Bond	1.000%	03/20/2019	1.627%	2,400	(121)	51	0	(70)
	Russia Government International Bond	1.000%	03/20/2019	2.107%	100	(8)	3	0	(5)

HUS	Russia Government International Bond	1.000%	03/20/2019	2.107%	200	(17)	7	0	(10)

JPM	Brazil Government International Bond	1.000%	03/20/2019	1.627%	100	(5)	2	0	(3)

						$(219)	$89	$0	$(130)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	4,000	$105	$243	$348	$0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021		3,900	(3)	219	216	0
	Pay	1-Year BRL-CDI	11.470%	01/02/2017	BRL	4,600	9	(27)	0	(18)

BPS	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	600	4	48	52	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021		1,000	1	54	55	0
	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021		600	(6)	63	57	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		2,700	19	152	171	0
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	$	3,100	23	(120)	0	(97)

BRC	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021	EUR	3,600	4	195	199	0

CBK	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		300	5	21	26	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		100	1	3	4	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		500	6	25	31	0

DUB	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		300	7	19	26	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		100	1	3	4	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		600	8	30	38	0
	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	8,200	(5)	(62)	0	(67)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	$	900	6	(34)	0	(28)
	Receive	3-Month USD-CPURNSA Index	2.560%	05/08/2023		1,700	0	(48)	0	(48)

FBF	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	100	0	9	9	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021		700	(1)	39	38	0

GLM	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		1,300	17	96	113	0
	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017	$	1,800	0	(49)	0	(49)

HUS	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	10,600	0	(86)	0	(86)
	Pay	1-Year BRL-CDI	11.470%	01/02/2017		8,300	8	(41)	0	(33)

JPM	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021	EUR	500	(5)	53	48	0

MYC	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		200	2	7	9	0
	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	2,200	(1)	(17)	0	(18)

RYL	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021	EUR	500	(5)	53	48	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		100	1	3	4	0

SOG	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021		300	(2)	31	29	0

							$199	$882	$1,525	$(444)

42	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
SOG	Receive	DJUBSF3T Index	16,746	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	$9,773		$(2)	$0	$(2)

Total Swap Agreements							$(20)	$966	$1,525	$(579)

(5) Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(h)	Securities with an aggregate market value of $938 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
BOA	$0	$0	$564	$564	$(83)	$(131)	$(60)	$(274)	$290	$(300)	$(10)
BPS	27	0	335	362	(49)	(27)	(97)	(173)	189	(260)	(71)
BRC	99	0	199	298	(159)	(9)	(3)	(171)	127	0	127
CBK	4	0	61	65	0	(97)	(75)	(172)	(107)	194	87
DUB	0	2	68	70	(3)	(10)	(143)	(156)	(86)	45	(41)
FBF	84	0	47	131	(76)	(11)	0	(87)	44	0	44
GLM	98	0	113	211	0	(327)	(49)	(376)	(165)	0	(165)
GST	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
HUS	0	0	0	0	(22)	(13)	(129)	(164)	(164)	0	(164)
JPM	19	0	48	67	(97)	(3)	(3)	(103)	(36)	0	(36)
MSC	3	0	0	3	(14)	0	0	(14)	(11)	(66)	(77)
MYC	0	0	9	9	0	(1)	(18)	(19)	(10)	(5)	(15)
RBC	80	0	0	80	(79)	0	0	(79)	1	0	1
RYL	2	0	52	54	(413)	0	0	(413)	(359)	172	(187)
SOG	0	0	29	29	0	0	(2)	(2)	27	(180)	(153)
UAG	195	0	0	195	(472)	(13)	0	(485)	(290)	326	36

Total Over the Counter	$611	$2	$1,525	$2,138	$(1,467)	$(645)	$(579)	$(2,691)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$63	$63
Swap Agreements	0	3	0	0	187	190

	$0	$3	$0	$0	$250	$253

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$611	$0	$611
Purchased Options	0	0	0	0	2	2
Swap Agreements	0	0	0	0	1,525	1,525

	$0	$0	$0	$611	$1,527	$2,138

	$0	$3	$0	$611	$1,777	$2,391

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	43

Schedule of Investments PIMCO Real Return Asset Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$10	$10

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,467	$0	$1,467
Written Options	0	17	0	86	542	645
Swap Agreements	2	133	0	0	444	579

	$2	$150	$0	$1,553	$986	$2,691

	$2	$150	$0	$1,553	$996	$2,701

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$9	$9
Futures	0	0	0	0	2,400	2,400
Swap Agreements	0	(165)	0	0	(784)	(949)

	$0	$(165)	$0	$0	$1,625	$1,460

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(29)	$0	$(29)
Purchased Options	0	0	0	26	0	26
Written Options	0	0	0	27	786	813
Swap Agreements	1,079	(269)	0	0	(413)	397

	$1,079	$(269)	$0	$24	$373	$1,207

	$1,079	$(434)	$0	$24	$1,998	$2,667

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$21	$21
Futures	0	0	0	0	(690)	(690)
Swap Agreements	0	5	0	0	(1,202)	(1,197)

	$0	$5	$0	$0	$(1,871)	$(1,866)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(908)	$0	$(908)
Purchased Options	0	0	0	7	(249)	(242)
Written Options	0	14	0	35	(114)	(65)
Swap Agreements	(2)	310	0	0	819	1,127

	$(2)	$324	$0	$(866)	$456	$(88)

	$(2)	$329	$0	$(866)	$(1,415)	$(1,954)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

44	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$2,330	$0	$2,330
Corporate Bonds & Notes
Banking & Finance	0	2,625	0	2,625
Industrials	0	2,819	0	2,819
Utilities	0	4,680	0	4,680
U.S. Government Agencies	0	862	0	862
U.S. Treasury Obligations	0	436,764	0	436,764
Mortgage-Backed Securities	0	7,703	0	7,703
Asset-Backed Securities	0	3,761	0	3,761
Sovereign Issues	0	64,535	0	64,535
Short-Term Instruments
Repurchase Agreements	0	187	0	187
U.S. Treasury Bills	0	1,089	0	1,089
	$0	$527,355	$0	$527,355

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$821	$0	$0	$821

Total Investments	$821	$527,355	$0	$528,176

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	63	190	0	253
Over the counter	0	2,138	0	2,138
	$63	$2,328	$0	$2,391

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(10)	0	(10)
Over the counter	0	(2,596)	(95)	(2,691)
	$0	$(2,606)	$(95)	$(2,701)

Totals	$884	$527,077	$(95)	$527,866

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	45

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 113.0%

BANK LOAN OBLIGATIONS 0.1%
HCA, Inc.
2.653% due 05/01/2016		$1,700	$1,702

Total Bank Loan Obligations (Cost $1,698)			1,702

CORPORATE BONDS & NOTES 2.3%

BANKING & FINANCE 2.1%
Abbey National Treasury Services PLC
1.819% due 04/25/2014		200	200
Ally Financial, Inc.
2.436% due 12/01/2014		1,100	1,107
2.500% due 03/15/2017 (c)		17,000	16,974
3.635% due 06/20/2014		100	101
6.750% due 12/01/2014		500	519
Banco Bradesco S.A.
2.336% due 05/16/2014		2,300	2,301
Banco Santander Brasil S.A.
4.250% due 01/14/2016		1,600	1,666
CIT Group, Inc.
4.750% due 02/15/2015		800	824
5.250% due 04/01/2014		2,200	2,200
Credit Agricole Home Loan SFH
0.987% due 07/21/2014		2,800	2,806
Danske Bank A/S
1.292% due 04/14/2014		7,500	7,502
Ford Motor Credit Co. LLC
8.000% due 06/01/2014		500	506
GATX Financial Corp.
5.800% due 03/01/2016		300	325
International Lease Finance Corp.
6.500% due 09/01/2014		300	308
6.750% due 09/01/2016		300	335
7.125% due 09/01/2018		600	701
LBG Capital PLC
15.000% due 12/21/2019	GBP	3,840	9,334
15.000% due 12/21/2019	EUR	260	548
RCI Banque S.A.
2.112% due 04/11/2014		$7,500	7,502
SLM Corp.
6.250% due 01/25/2016		100	108
Societe Generale S.A.
1.292% due 04/11/2014		8,000	8,002
Stone Street Trust
5.902% due 12/15/2015		7,000	7,535
Turkiye Garanti Bankasi A/S
2.737% due 04/20/2016		900	882

			72,286

INDUSTRIALS 0.0%
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		439	510

UTILITIES 0.2%
Petrobras Global Finance BV
2.593% due 03/17/2017		6,200	6,239
Tokyo Electric Power Co., Inc.
1.500% due 05/30/2014	JPY	2,000	19
1.850% due 07/28/2014		2,000	19

			6,277

Total Corporate Bonds & Notes (Cost $78,256)			79,073

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 0.2%
Fannie Mae
0.834% due 02/25/2041	$1,169	$1,178
1.329% due 10/01/2044	28	28
1.332% due 09/01/2044	24	25
Freddie Mac
0.755% due 12/15/2037	1,012	1,021
2.090% due 07/01/2036	194	206
2.137% due 09/01/2036	200	212
2.241% due 10/01/2036	112	120
NCUA Guaranteed Notes
0.716% due 12/08/2020	1,251	1,264
2.650% due 10/29/2020	2,559	2,628

Total U.S. Government Agencies (Cost $6,558)		6,682

U.S. TREASURY OBLIGATIONS 96.7%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 01/15/2022	126,794	124,328
0.125% due 07/15/2022 (e)	630,964	618,468
0.125% due 01/15/2023 (e)	352,925	341,731
0.375% due 07/15/2023	494,948	489,863
0.625% due 07/15/2021	12,660	13,048
0.625% due 02/15/2043	59,461	49,882
0.750% due 02/15/2042	118,750	103,683
1.125% due 01/15/2021 (e)	149,592	158,907
1.250% due 07/15/2020 (e)	206,909	223,171
1.375% due 01/15/2020 (e)	114,864	124,259
1.375% due 02/15/2044 (e)	52,888	54,073
1.750% due 01/15/2028	126,131	139,867
1.875% due 07/15/2019 (e)	33,501	37,325
2.000% due 01/15/2026	86,908	99,082
2.125% due 01/15/2019 (i)	3,922	4,384
2.125% due 02/15/2040	82,674	99,141
2.375% due 01/15/2025	88,718	104,583
2.375% due 01/15/2027	216,069	256,734
2.500% due 01/15/2029	60,483	73,506
3.375% due 04/15/2032	11,596	16,040
3.625% due 04/15/2028	48,877	66,517
3.875% due 04/15/2029	57,410	81,114

Total U.S. Treasury Obligations (Cost $3,352,031)		3,279,706

MORTGAGE-BACKED SECURITIES 2.2%
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051	210	229
Bear Stearns Adjustable Rate Mortgage Trust
2.210% due 08/25/2035	22	23
2.250% due 08/25/2035	41	42
2.533% due 03/25/2035	17	17
2.560% due 03/25/2035	68	69
2.836% due 01/25/2035	291	293
Chase Mortgage Finance Trust
4.948% due 12/25/2035	215	211
Citigroup Mortgage Loan Trust, Inc.
2.200% due 09/25/2035	27	27
2.290% due 09/25/2035	45	45
2.540% due 05/25/2035	21	21
2.674% due 03/25/2034	251	251
Countrywide Alternative Loan Trust
0.324% due 05/25/2047	5,430	4,705
Countrywide Home Loan Reperforming Trust
0.494% due 06/25/2035	168	152
Credit Suisse Commercial Mortgage Trust
5.467% due 09/15/2039	186	202

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DBUBS Mortgage Trust
3.386% due 07/10/2044		$6,700	$7,003
Granite Master Issuer PLC
0.434% due 12/20/2054	EUR	713	977
Grecale RMBS SRL
0.800% due 01/27/2061		19,600	25,548
GS Mortgage Securities Trust
4.592% due 08/10/2043		$1,100	1,207
GSR Mortgage Loan Trust
2.622% due 01/25/2036 ^		337	311
2.650% due 09/25/2035		174	177
Holmes Master Issuer PLC
1.632% due 10/15/2054	EUR	2,264	3,129
HomeBanc Mortgage Trust
0.424% due 10/25/2035		$345	308
Indus Eclipse PLC
0.690% due 01/25/2020	GBP	842	1,376
JPMorgan Chase Commercial Mortgage Securities Trust
5.814% due 06/12/2043		$4,167	4,503
JPMorgan Mortgage Trust
5.054% due 06/25/2035		848	860
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		210	231
Merrill Lynch Mortgage Investors Trust
1.596% due 10/25/2035		146	144
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		100	112
Morgan Stanley Capital Trust
5.908% due 06/11/2049		325	363
RBSSP Resecuritization Trust
2.491% due 07/26/2045		3,915	3,838
Residential Asset Securitization Trust
0.554% due 01/25/2046 ^		510	283
Silenus European Loan Conduit Ltd.
0.438% due 05/15/2019	EUR	656	886
Structured Adjustable Rate Mortgage Loan Trust
4.991% due 03/25/2036 ^		$529	450
5.500% due 12/25/2034		385	377
Thornburg Mortgage Securities Trust
6.095% due 09/25/2037		1,189	1,253
WaMu Mortgage Pass-Through Certificates
0.424% due 07/25/2045		1,821	1,698
0.474% due 08/25/2045		9,028	8,442
1.201% due 01/25/2046		3,626	3,555
Wells Fargo Mortgage-Backed Securities Trust
2.614% due 03/25/2036		379	368
5.173% due 10/25/2035		163	162

Total Mortgage-Backed Securities (Cost $70,803)			73,848

ASSET-BACKED SECURITIES 0.7%
Ares CLO Ltd.
0.462% due 03/12/2018		48	48
Babson CLO Ltd.
0.487% due 11/10/2019		523	520
BlackRock Senior Income Series Corp.
0.477% due 04/20/2019		364	359
Callidus Debt Partners CLO Fund Ltd.
0.498% due 04/17/2020		494	494
Citibank Omni Master Trust
2.905% due 08/15/2018		7,000	7,069
Countrywide Asset-Backed Certificates
0.334% due 07/25/2036		541	528
0.404% due 04/25/2036		124	122
Galaxy CLO Ltd.
0.479% due 04/25/2019		184	183

46	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hillmark Funding
0.484% due 05/21/2021		$5,676	$5,524
HSI Asset Securitization Corp. Trust
0.424% due 02/25/2036		500	377
Magi Funding PLC
0.591% due 04/11/2021	EUR	520	708
Mountain View Funding CLO Ltd.
0.499% due 04/15/2019		$438	435
MSIM Peconic Bay Ltd.
0.517% due 07/20/2019		113	114
Octagon Investment Partners Ltd.
0.533% due 11/28/2018		91	90
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.174% due 12/25/2034		690	690
Saxon Asset Securities Trust
0.949% due 03/25/2035		1,533	1,389
4.034% due 06/25/2033		226	229
SLM Student Loan Trust
0.564% due 12/15/2023	EUR	4,266	5,799
0.574% due 09/15/2021		794	1,092
Wood Street CLO BV
0.666% due 03/29/2021		100	136

Total Asset-Backed Securities (Cost $25,698)			25,906

SOVEREIGN ISSUES 8.1%
Australia Government Bond
5.250% due 03/15/2019	AUD	24,100	24,185
5.500% due 04/21/2023		7,000	7,235
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (b)	EUR	8,400	12,082
2.100% due 09/15/2017 (b)		10,346	15,096
2.100% due 09/15/2021 (b)		3,429	4,890
2.600% due 09/15/2023 (b)		3,049	4,413
3.100% due 09/15/2026 (b)		420	628

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.750% due 09/15/2016	EUR	2,900	$4,358
5.250% due 08/01/2017		5,900	9,153
New South Wales Treasury Corp. CPI Linked Bond
2.500% due 11/20/2035	AUD	22,200	24,296
Republic of Germany
0.750% due 04/15/2018 (b)	EUR	80,627	117,173
Slovenia Government International Bond
2.750% due 03/17/2015		400	562
4.375% due 04/02/2014		200	276
4.700% due 11/01/2016		6,800	10,189
Spain Government International Bond
3.800% due 04/30/2024		26,500	38,264
Xunta de Galicia
5.763% due 04/03/2017		500	780
6.131% due 04/03/2018		1,100	1,757

Total Sovereign Issues (Cost $268,613)			275,337

		SHARES
REAL ESTATE INVESTMENT TRUSTS 0.6%

FINANCIALS 0.6%
Equity Residential		349,677	20,278

Total Real Estate Investment Trusts (Cost $19,149)			20,278

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.1%

CERTIFICATES OF DEPOSIT 0.7%
Intesa Sanpaolo SpA
1.650% due 04/07/2015		$22,800	22,807

REPURCHASE AGREEMENTS (d) 0.1%
			1,867

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLOVENIA TREASURY BILLS 0.0%
0.923% due 03/12/2015	EUR	200	$273

U.S. TREASURY BILLS 1.3%
0.079% due 09/04/2014 - 03/05/2015 (a)(e)(g)(i)		$43,282	43,272

Total Short-Term Instruments (Cost $68,209)			68,219

Total Investments in Securities (Cost $3,891,015)			3,830,751

		SHARES
INVESTMENTS IN AFFILIATES 8.9%

SHORT-TERM INSTRUMENTS 8.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.9%
PIMCO Short-Term Floating NAV Portfolio III		30,174,582	301,474

Total Short-Term Instruments (Cost $301,443)			301,474

Total Investments in Affiliates (Cost $301,443)			301,474

Total Investments 121.9% (Cost $4,192,458)			$4,132,225

Financial Derivative Instruments (f)(h) 0.9% (Cost or Premiums, net $(3,559))			31,272

Other Assets and Liabilities, net (22.8%)			(773,382)

Net Assets 100.0%			$3,390,115

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.

(c)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$17,000	$16,974	0.50%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$1,867	Fannie Mae 2.260% due 10/17/2022	$(1,909)	$1,867	$1,867

Total Repurchase Agreements						$(1,909)	$1,867	$1,867

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	47

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.140%	03/12/2014	04/16/2014	$(36,575)	$(36,577)
BPG	0.190%	09/23/2013	10/08/2014	(103,388)	(103,491)
BSN	0.110%	03/14/2014	04/15/2014	(3,849)	(3,850)
IND	0.100%	03/14/2014	04/15/2014	(41,975)	(41,977)
	0.110%	03/17/2014	04/17/2014	(10,361)	(10,362)
	0.110%	03/18/2014	04/21/2014	(84,766)	(84,769)
	0.130%	03/20/2014	04/03/2014	(190,802)	(190,810)
	0.130%	03/24/2014	04/07/2014	(160,729)	(160,734)
TDM	0.200%	09/20/2013	10/03/2014	(99,998)	(100,106)

Total Reverse Repurchase Agreements					$(732,676)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.130%	03/21/2014	04/21/2014	$(21,211)	$(21,273)
TDM	0.090%	02/26/2014	04/25/2014	(30,966)	(31,079)
	0.120%	02/25/2014	04/08/2014	(126,344)	(126,455)

Total Sale-Buyback Transactions					$(178,807)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2014 was $669,861 at a weighted average interest rate of 0.135%.
(3)	Payable for sale-buyback transactions includes $262 of deferred price drop on sale-buyback transactions.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(e)	Securities with an aggregate market value of $909,490 and cash of $1,136 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$0	$(36,577)	$0	$0	$(36,577)	$36,553	$(24)
BPG	0	(103,491)	0	0	(103,491)	103,202	(289)
BSN	0	(3,850)	0	0	(3,850)	3,804	(46)
IND	0	(488,652)	0	0	(488,652)	487,070	(1,582)
SSB	1,867	0	0	0	1,867	(1,909)	(42)
TDM	0	(100,106)	0	0	(100,106)	99,807	(299)

Master Securities Forward Transaction Agreement
BCY	0	0	(21,273)	0	(21,273)	21,186	(87)
TDM	0	0	(157,534)	0	(157,534)	156,521	(1,013)

Total Borrowings and Other Financing Transactions	$1,867	$(732,676)	$(178,807)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 5-Year Note June Futures	$120.000	05/23/2014	423	$(260)	$(80)

Total Written Options				$(260)	$(80)

48	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2014	5	$(2)	$1	$0
90-Day Eurodollar December Futures	Long	12/2015	1,496	(536)	150	0
90-Day Eurodollar September Futures	Long	09/2015	75	(2)	7	0
Call Options Strike @ EUR 144.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2014	11	2	3	0
U.S. Treasury 5-Year Note June Futures	Long	06/2014	103	(94)	6	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2015	20	(6)	0	(1)

Total Futures Contracts				$(638)	$167	$(1)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.EM-21 5-Year Index	5.000%	06/20/2019	$ 9,200	$879	$6	$18	$0
iTraxx Europe 21 5-Year Index	1.000%	06/20/2019	EUR 10,400	177	40	27	0

				$1,056	$46	$45	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	0.750%	09/17/2015	$	134,500	$450	$146	$20	$0
Receive	3-Month USD-LIBOR	2.000%	06/19/2023		10,600	611	288	11	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		14,200	2,061	363	63	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		56,700	(63)	(2,428)	277	0
Receive	6-Month EUR-EURIBOR	0.550%	01/17/2016	EUR	199,500	(541)	(298)	104	0
Receive	6-Month EUR-EURIBOR	2.000%	01/29/2024		11,100	(373)	(284)	38	0
Receive	6-Month EUR-EURIBOR	2.750%	09/17/2044		31,200	(2,337)	(687)	136	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	4,700,000	(981)	(574)	50	0

						$(1,173)	$(3,474)	$699	$0

Total Swap Agreements						$(117)	$(3,428)	$744	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(g)	Securities with an aggregate market value of $2,986 and cash of $8,162 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$167	$744	$911	$(80)	$(1)	$0	$(81)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	49

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2014		AUD	61,468	$		55,276	$0	$(1,729)

BOA	04/2014		EUR	91,154			125,169	12	(423)
	04/2014	$		56,702		AUD	61,468	304	0
	05/2014		AUD	61,468	$		56,585	0	(303)
	05/2014	$		12,581		EUR	9,123	0	(13)

BPS	04/2014		BRL	10,408	$		4,445	0	(142)
	04/2014	$		4,599		BRL	10,408	0	(12)
	05/2014			3,703		MXN	49,636	87	0

BRC	04/2014		BRL	7,606	$		3,220	0	(132)
	04/2014		EUR	1,030		PLN	4,336	12	0
	04/2014			46,728	$		64,894	520	0
	04/2014	$		3,361		BRL	7,606	0	(9)

CBK	04/2014			12,567		EUR	9,123	2	0
	04/2014		ZAR	5,842	$		540	0	(14)
	05/2014		JPY	132,200			1,296	15	0

DUB	06/2014		GBP	2,816			4,685	0	(8)
	06/2014	$		5,244		GBP	3,134	0	(22)

GLM	04/2014		EUR	2,100		PLN	8,836	24	0
	04/2014			70,202	$		97,490	776	0
	06/2014		GBP	6,839			11,459	63	0

HUS	04/2014	$		1,370		EUR	997	4	0

JPM	04/2014		BRL	10,416	$		4,603	12	0
	04/2014		EUR	1,959		PLN	8,243	22	0
	04/2014	$		4,445		BRL	10,416	145	0

MSC	04/2014		BRL	1,521	$		672	2	0
	04/2014	$		645		BRL	1,521	25	0

RYL	04/2014			272,735		EUR	197,964	0	(10)
	05/2014		EUR	197,964	$		272,721	14	0

UAG	04/2014		BRL	17,900			7,670	7	(226)
	04/2014	$		7,432		BRL	17,900	457	0
	05/2014			4,942			11,814	220	0

Total Forward Foreign Currency Contracts								$2,723	$(3,043)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.875%	04/14/2014	$	13,600	$692	$2

Total Purchased Options								$692	$2

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	04/14/2014	$	57,200	$(687)	$0

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014	EUR	2,100	$(7)	$(3)
BPS	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		4,300	(14)	(5)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		11,000	(37)	(32)
CBK	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		26,600	(79)	(33)
DUB	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		4,300	(14)	(5)
GST	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		13,900	(37)	(18)

50	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.000%	06/18/2014	EUR	1,700	$(5)	$(2)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		3,900	(14)	(12)
JPM	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		8,600	(22)	(11)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		4,600	(17)	(14)
MYC	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		4,300	(14)	(5)

							$(260)	$(140)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Call - OTC USD versus BRL	BRL	2.506	06/20/2014	$20,581	$(202)	$(89)
	Call - OTC USD versus BRL		2.468	06/25/2014	19,539	(199)	(129)
BRC	Call - OTC USD versus BRL		2.523	06/11/2014	12,881	(130)	(37)
	Call - OTC USD versus INR	INR	64.900	06/19/2014	6,378	(58)	(35)
CBK	Put - OTC USD versus JPY	JPY	100.000	06/05/2014	12,830	(87)	(59)
FBF	Call - OTC USD versus BRL	BRL	2.505	06/10/2014	27,832	(283)	(91)
GLM	Call - OTC USD versus INR	INR	64.200	06/11/2014	15,522	(141)	(92)
HUS	Call - OTC USD versus INR		64.900	06/19/2014	9,188	(87)	(50)
	Call - OTC USD versus INR		64.000	06/26/2014	7,425	(71)	(60)
UAG	Call - OTC USD versus INR		64.700	06/12/2014	15,041	(136)	(76)
	Call - OTC USD versus INR		64.000	06/26/2014	4,163	(38)	(34)

						$(1,432)	$(752)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$4,300	$(39)	$(4)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	900	(12)	(1)

DUB	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	4,000	(39)	(3)
	Floor - OTC YOY CPURNSA Index	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	2,200	(21)	(11)

						$(111)	$(19)

Total Written Options						$(2,490)	$(911)

(1)	YOY options may have a series of expirations.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in JPY		Premiums
Balance at 03/31/2013	54	$363,200	EUR	89,300	JPY	0	$(2,510)
Sales	899	1,544,180		649,100		2,000,000	(8,164)
Closing Buys	0	(86,400)		0		0	622
Expirations	(376)	(1,337,500)		(442,500)		(2,000,000)	5,844
Exercised	(154)	(263,500)		(210,600)		0	1,458

Balance at 03/31/2014	423	$219,980	EUR	85,300	JPY	0	$(2,750)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2014 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	GATX Financial Corp.	(1.070%	)	03/20/2016	0.178%	$ 300	$0	$(5)	$0	$(5)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (4)	Notional Amount (5)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.627%	$3,800	$(195)	$84	$0	$(111)
	Italy Government International Bond	1.000%	03/20/2019	1.283%	4,400	(76)	19	0	(57)
	Russia Government International Bond	1.000%	03/20/2019	2.107%	100	(8)	3	0	(5)
BPS	Italy Government International Bond	1.000%	03/20/2019	1.283%	13,300	(230)	58	0	(172)
CBK	Brazil Government International Bond	1.000%	03/20/2019	1.627%	15,000	(757)	318	0	(439)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	51

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (4)	Notional Amount (5)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
	Russia Government International Bond	1.000%	03/20/2019	2.107%	$700	$(58)	$22	$0	$(36)
DUB	Italy Government International Bond	1.000%	03/20/2019	1.283%	8,000	(143)	39	0	(104)
HUS	Italy Government International Bond	1.000%	03/20/2019	1.283%	8,500	(159)	49	0	(110)
	Russia Government International Bond	1.000%	03/20/2019	2.107%	1,400	(118)	47	0	(71)
	Spain Government International Bond	1.000%	03/20/2019	1.002%	5,200	(39)	40	1	0
JPM	Brazil Government International Bond	1.000%	03/20/2019	1.627%	8,300	(423)	180	0	(243)
MYC	Brazil Government International Bond	1.000%	03/20/2019	1.627%	12,400	(664)	302	0	(362)
	Spain Government International Bond	1.000%	03/20/2019	1.002%	12,300	(76)	79	3	0

						$(2,946)	$1,240	$4	$(1,710)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (3)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (5)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (6)
							Asset	Liability
JPM	CDX.EM-20 5-Year Index	5.000%	12/20/2018	$900	$ 86	$(5)	$81	$0

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021	EUR	47,500	$18	$2,607	$2,625	$0

BPS	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		4,800	27	390	417	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021		2,500	6	132	138	0
	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021		4,800	(45)	502	457	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		14,700	171	758	929	0
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	$	3,100	24	(122)	0	(98)

BRC	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023	EUR	2,900	37	146	183	0
	Receive	3-Month USD-CPURNSA Index	2.085%	10/11/2017	$	33,100	0	(271)	0	(271)

CBK	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	1,900	30	136	166	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021		2,100	3	113	116	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		400	5	13	18	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		5,200	66	263	329	0

DUB	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		30,200	776	1,851	2,627	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		400	5	13	18	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		5,200	65	263	328	0
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	$	3,600	26	(139)	0	(113)
	Receive	3-Month USD-CPURNSA Index	2.560%	05/08/2023		33,100	0	(928)	0	(928)

FBF	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	1,500	2	128	130	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		500	4	18	22	0
	Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	2,900	8	15	23	0

GLM	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	4,900	46	380	426	0
	Pay	1-Year BRL-CDI	8.300%	01/02/2017	BRL	12,300	6	(442)	0	(436)
	Pay	1-Year BRL-CDI	10.910%	01/02/2017		7,200	(3)	(55)	0	(58)
	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017	$	7,400	0	(203)	0	(203)
	Receive	3-Month USD-CPURNSA Index	2.205%	10/11/2018		27,400	0	(293)	0	(293)

HUS	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	5,900	0	(48)	0	(48)

52	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021	EUR	1,500	$(14)	$157	$143	$0
	Pay	1-Year BRL-CDI	7.900%	01/02/2015	BRL	27,100	(97)	(217)	0	(314)

MYC	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023	EUR	1,300	14	42	56	0
	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	11,500	(5)	(88)	0	(93)

RYL	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021	EUR	1,500	(14)	157	143	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		400	4	13	17	0

UAG	Pay	1-Year BRL-CDI	8.260%	01/02/2015	BRL	109,800	131	(957)	0	(826)
	Pay	1-Year BRL-CDI	10.410%	01/02/2015		6,400	4	(7)	0	(3)
	Pay	1-Year BRL-CDI	10.910%	01/02/2017		29,800	36	(279)	0	(243)
	Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	10,500	23	60	83	0

							$1,359	$4,108	$9,394	$(3,927)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (7)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	DWRTFT Index	81,328	1-Month USD-LIBOR plus a specified spread	04/29/2014	$567,817		$4,745	$4,745	$0
	Receive	DWRTFT Index	5,569	1-Month USD-LIBOR plus a specified spread	04/30/2014	38,881		320	320	0
	Receive	DWRTFT Index	21,821	1-Month USD-LIBOR plus a specified spread	07/31/2014	152,354		1,274	1,274	0
BRC	Receive	DWRTFT Index	66,459	1-Month USD-LIBOR plus a specified spread	04/29/2014	464,008		3,871	3,871	0
	Receive	DWRTFT Index	31,764	1-Month USD-LIBOR plus a specified spread	05/28/2014	221,772		1,833	1,833	0
	Receive	DWRTFT Index	70,233	1-Month USD-LIBOR plus a specified spread	07/31/2014	490,352		4,080	4,080	0
	Receive	DWRTFT Index	142,506	1-Month USD-LIBOR plus a specified spread	10/31/2014	994,954		8,250	8,250	0
GST	Receive	DWRTFT Index	26,215	1-Month USD-LIBOR plus a specified spread	11/28/2014	183,027		1,520	1,520	0
	Receive	DWRTFT Index	33,408	1-Month USD-LIBOR plus a specified spread	01/30/2015	233,250		1,941	1,941	0

								$27,834	$27,834	$0

Total Swap Agreements							$(1,501)	$33,172	$37,313	$(5,642)

(7) Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(i)	Securities with an aggregate market value of $3,456 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (8)
AZD	$0	$0	$0	$0	$(1,729)	$0	$0	$(1,729)	$(1,729)	$1,513	$(216)
BOA	316	0	8,964	9,280	(739)	(3)	(173)	(915)	8,365	(2,940)	5,425
BPS	87	0	1,941	2,028	(154)	(255)	(270)	(679)	1,349	(1,330)	19
BRC	532	0	18,217	18,749	(141)	(72)	(271)	(484)	18,265	(2,870)	15,395
CBK	17	0	629	646	(14)	(97)	(480)	(591)	55	0	55
DUB	0	2	2,973	2,975	(30)	(19)	(1,145)	(1,194)	1,781	(1,790)	(9)
FBF	0	0	175	175	0	(91)	0	(91)	84	0	84
GLM	863	0	426	1,289	0	(92)	(990)	(1,082)	207	(461)	(254)
GST	0	0	3,461	3,461	0	(32)	0	(32)	3,429	(5,370)	(1,941)
HUS	4	0	1	5	0	(110)	(229)	(339)	(334)	306	(28)
JPM	179	0	224	403	0	(25)	(557)	(582)	(179)	265	86
MSC	27	0	0	27	0	0	0	0	27	(32)	(5)
MYC	0	0	59	59	0	(5)	(455)	(460)	(401)	(167)	(568)
RYL	14	0	160	174	(10)	0	0	(10)	164	0	164
UAG	684	0	83	767	(226)	(110)	(1,072)	(1,408)	(641)	789	148

Total Over the Counter	$2,723	$2	$37,313	$40,038	$(3,043)	$(911)	$(5,642)	$(9,596)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	53

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$167	$167
Swap Agreements	0	45	0	0	699	744

	$0	$45	$0	$0	$866	$911

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,723	$0	$2,723
Purchased Options	0	0	0	0	2	2
Swap Agreements	0	85	27,834	0	9,394	37,313

	$0	$85	$27,834	$2,723	$9,396	$40,038

	$0	$130	$27,834	$2,723	$10,262	$40,949

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$80	$80
Futures	0	0	0	0	1	1

	$0	$0	$0	$0	$81	$81

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,043	$0	$3,043
Written Options	0	140	0	752	19	911
Swap Agreements	0	1,715	0	0	3,927	5,642

	$0	$1,855	$0	$3,795	$3,946	$9,596

	$0	$1,855	$0	$3,795	$4,027	$9,677

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$118	$118
Futures	0	0	0	0	2,489	2,489
Swap Agreements	0	(8)	0	0	(5,074)	(5,082)

	$0	$(8)	$0	$0	$(2,467)	$(2,475)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(986)	$0	$(986)
Purchased Options	0	0	0	128	0	128
Written Options	0	0	0	1,071	4,004	5,075
Swap Agreements	0	25	148,042	0	688	148,755

	$0	$25	$148,042	$213	$4,692	$152,972

	$0	$17	$148,042	$213	$2,225	$150,497

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$172	$172
Futures	0	0	0	0	(1,285)	(1,285)
Swap Agreements	0	46	0	0	(3,277)	(3,231)

	$0	$46	$0	$0	$(4,390)	$(4,344)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,699)	$0	$(1,699)
Purchased Options	0	0	0	35	(266)	(231)
Written Options	0	121	0	510	(595)	36
Swap Agreements	0	1,325	(23,397)	0	3,483	(18,589)

	$0	$1,446	$(23,397)	$(1,154)	$2,622	$(20,483)

	$0	$1,492	$(23,397)	$(1,154)	$(1,768)	$(24,827)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

54	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,702	$0	$1,702
Corporate Bonds & Notes
Banking & Finance	0	55,312	16,974	72,286
Industrials	0	0	510	510
Utilities	0	6,277	0	6,277
U.S. Government Agencies	0	6,682	0	6,682
U.S. Treasury Obligations	0	3,279,706	0	3,279,706
Mortgage-Backed Securities	0	73,848	0	73,848
Asset-Backed Securities	0	25,906	0	25,906
Sovereign Issues	0	275,337	0	275,337
Real Estate Investment Trusts
Financials	20,278	0	0	20,278
Short-Term Instruments
Certificates of Deposit	0	22,807	0	22,807
Repurchase Agreements	0	1,867	0	1,867
Slovenia Treasury Bills	0	273	0	273
U.S. Treasury Bills	0	43,272	0	43,272
	$20,278	$3,792,989	$17,484	$3,830,751

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$301,474	$0	$0	$301,474

Total Investments	$321,752	$3,792,989	$17,484	$4,132,225

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	167	744	0	911
Over the counter	0	40,038	0	40,038
	$167	$40,782	$0	$40,949

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1)	(80)	0	(81)
Over the counter	0	(9,577)	(19)	(9,596)
	$(1)	$(9,657)	$(19)	$(9,677)

Totals	$321,918	$3,824,114	$17,465	$4,163,497

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	55

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Short Strategy Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 75.3%

CORPORATE BONDS & NOTES 6.7%

BANKING & FINANCE 5.7%
Bankia S.A.
4.375% due 02/14/2017	EUR	100	$147
HSBC Finance Corp.
6.676% due 01/15/2021		$100	117
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		100	114
SLM Corp. CPI Linked Bond
3.252% due 12/15/2014		84	84
3.302% due 06/15/2015		22	22
Stone Street Trust
5.902% due 12/15/2015		100	107

			591

UTILITIES 1.0%
Verizon Communications, Inc.
1.763% due 09/15/2016		100	103

Total Corporate Bonds & Notes (Cost $673)			694

U.S. GOVERNMENT AGENCIES 10.0%
Fannie Mae
0.000% due 06/01/2017		210	202
0.584% due 10/25/2036		74	74
6.000% due 04/18/2036		300	329
Freddie Mac
0.535% due 07/15/2036		57	57
0.605% due 09/15/2042		92	92
0.755% due 12/15/2037		29	29
NCUA Guaranteed Notes
0.716% due 12/08/2020		74	74
Small Business Administration
5.870% due 07/01/2028		150	169

Total U.S. Government Agencies (Cost $1,021)			1,026

U.S. TREASURY OBLIGATIONS 28.1%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016		530	544
0.625% due 01/15/2024		100	101
1.625% due 01/15/2015		122	126
U.S. Treasury Notes
0.125% due 07/31/2014 †		100	100
0.250% due 08/31/2014 †		900	901

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.250% due 07/31/2015 †		$100	$100
0.625% due 07/15/2014		600	601
2.750% due 11/15/2023		410	412

Total U.S. Treasury Obligations (Cost $2,875)			2,885

MORTGAGE-BACKED SECURITIES 3.4%
Citigroup Commercial Mortgage Trust
5.694% due 12/10/2049		92	102
Commercial Mortgage Loan Trust
6.003% due 12/10/2049		100	111
Wachovia Bank Commercial Mortgage Trust
5.342% due 12/15/2043		100	110
Wells Fargo Mortgage-Backed Securities Trust
2.490% due 06/25/2033		30	30

Total Mortgage-Backed Securities (Cost $353)			353

ASSET-BACKED SECURITIES 4.0%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.604% due 01/25/2036		200	176
BlueMountain CLO Ltd.
0.473% due 11/15/2017		48	48
Driver Eight GmbH
0.937% due 02/21/2017	EUR	12	16
Fore CLO Ltd.
0.482% due 07/20/2019		$111	110
SLM Student Loan Trust
1.739% due 04/25/2023		56	58

Total Asset-Backed Securities (Cost $406)			408

SOVEREIGN ISSUES 1.3%
Autonomous Community of Madrid
4.200% due 09/24/2014	EUR	100	140

Total Sovereign Issues (Cost $129)			140

SHORT-TERM INSTRUMENTS 21.8%

CERTIFICATES OF DEPOSIT 2.3%
Credit Suisse
0.444% due 01/12/2015		$140	140
Intesa Sanpaolo SpA
1.650% due 04/07/2015		100	100

			240

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (c) 1.1%
		$108

SHORT-TERM NOTES 15.6%
Federal Home Loan Bank
0.065% due 04/16/2014 †	$500	500
0.070% due 05/02/2014 †	100	100
0.080% due 05/16/2014 †	500	500
0.085% due 04/11/2014 †	500	500

		1,600

U.S. TREASURY BILLS 2.8%
0.070% due 04/17/2014 - 03/05/2015 (a)(e)†	287	287

Total Short-Term Instruments (Cost $2,235)		2,235

Total Investments in Securities (Cost $7,692)		7,741

	SHARES
INVESTMENTS IN AFFILIATES 25.5%

SHORT-TERM INSTRUMENTS 25.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 25.5%
PIMCO Short-Term Floating NAV Portfolio	261,135	2,613
PIMCO Short-Term Floating NAV Portfolio III	243	2

Total Short-Term Instruments (Cost $2,615)		2,615

Total Investments in Affiliates (Cost $2,615)		2,615

Total Investments 100.8% (Cost $10,307)		$10,356

Financial Derivative Instruments (d)(f) (0.2%) (Cost or Premiums, net $5)		(24)

Other Assets and Liabilities, net (0.6%)		(63)

Net Assets 100.0%		$10,269

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$108	Fannie Mae 2.260% due 10/17/2022	$(114)	$108	$108

Total Repurchase Agreements						$(114)	$108	$108

(1)	Includes accrued interest.

56	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)		Net Exposure (2)
PIMCO CommoditiesPLUS® Short Strategy Fund
Global/Master Repurchase Agreement
SSB	$108	$0	$0	$0	$108		$(114)		$(6)

Total Borrowings and Other Financing Transactions	$108	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Brent Crude August Futures †	Short	07/2014	3	$2	$1	$0
Brent Crude December Futures †	Short	11/2014	1	1	0	0
Brent Crude July Futures †	Short	06/2014	2	(1)	1	0
Brent Crude June Futures †	Long	05/2014	1	0	0	0
Brent Crude May Futures †	Long	04/2014	1	1	0	0
Brent Crude September Futures †	Long	08/2014	1	(1)	0	0
Corn December Futures †	Long	12/2014	5	4	3	0
Corn July Futures †	Short	07/2014	1	(1)	0	(1)
Corn May Futures †	Short	05/2014	3	(9)	0	(2)
Corn September Futures †	Short	09/2014	1	0	0	(1)
Cotton No.2 December Futures †	Long	12/2014	1	2	0	0
Cotton No.2 July Futures †	Short	07/2014	1	(4)	0	0
Hard Red Spring Wheat May Futures †	Long	05/2014	1	7	0	0
Henry Hub Natural Gas April Futures †	Short	03/2015	2	(1)	2	0
Henry Hub Natural Gas August Futures †	Long	07/2015	3	(3)	0	(2)
Henry Hub Natural Gas December Futures †	Long	11/2014	6	12	0	(6)
Henry Hub Natural Gas June Futures †	Short	06/2014	1	0	1	0
Henry Hub Natural Gas March Futures †	Short	02/2015	1	(2)	1	0
Henry Hub Natural Gas May Futures †	Short	04/2014	15	19	17	0
Henry Hub Natural Gas May Futures †	Long	04/2015	3	0	0	(2)
Henry Hub Natural Gas October Futures †	Long	09/2014	11	20	0	(12)
Henry Hub Natural Gas October Futures †	Short	09/2015	3	4	2	0
Sugar No. 11 May Futures †	Short	04/2014	1	(1)	0	0
Wheat May Futures †	Short	05/2014	1	(7)	0	0
White Sugar May Futures †	Long	04/2014	1	2	0	0
WTI Crude December Futures †	Long	11/2014	1	3	0	0
WTI Crude May Futures †	Long	05/2015	1	1	0	0
WTI Crude September Futures †	Long	08/2014	2	13	0	0

Total Futures Contracts				$61	$28	$(26)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized Appreciation	Variation Margin
							Asset	Liability
iTraxx Europe 21 5-Year Index	1.000%	06/20/2019	EUR	100	$2	$1	$1	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	57

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Short Strategy Fund (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	0.750%	06/18/2016	$	500	$(1)	$0	$0	$0
Receive	3-Month USD-LIBOR	3.750%	06/18/2044		400	(13)	(20)	2	0
Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	300	2	4	0	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	20,000	(4)	(1)	0	0

						$(16)	$(17)	$2	$0

Total Swap Agreements						$(14)	$(16)	$3	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(e)	Securities with an aggregate market value of $165 and cash of $51 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (4)		Total	Market Value	Variation Margin Liability (4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO CommoditiesPLUS® Short Strategy Fund (5)	$0	$0	$3	$3	$0	$(2)	$0	$(2)
PIMCO Cayman Commodity Fund IV, Ltd. (Subsidiary) (5)	0	28	0	28	0	(26)	0	(26)

Total Exchange-Traded or Centrally Cleared	$0	$28	$3	$31	$0	$(28)	$0	$(28)

(4)	Unsettled variation margin liability of $(2) for closed futures is outstanding at period end.
(5)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		EUR	233	$		320	$0	$(1)

CBK	04/2014	$		12		EUR	9	0	0
	05/2014		JPY	300	$		3	0	0

RYL	04/2014	$		308		EUR	224	0	0
	05/2014		EUR	224	$		308	0	0

Total Forward Foreign Currency Contracts								$0	$(1)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014	EUR	200	$(1)	$0

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC GOLDLNPM versus PLTMLNPM Index Spread †	0.000	10/01/2014	$10	$(5)	$(2)

CIB	Call - OTC DJUBS Index †	139.000	05/16/2014	40	0	0

DUB	Put - OTC DJUBS Index †	126.350	06/17/2014	1,000	0	0

					$(5)	$(2)

Total Written Options					$(6)	$(2)

58	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR	Notional Amount in JPY	Premiums
Balance at 03/31/2013	0	$1,500	EUR 200	JPY 0	$(13)
Sales	11	4,650	2,000	20,000	(33)
Closing Buys	0	(400)	0	0	4
Expirations	(11)	(3,300)	(2,000)	(20,000)	31
Exercised	0	(1,400)	0	0	5

Balance at 03/31/2014	0	$1,050	EUR 200	JPY 0	$(6)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
MAC	Receive	CUAC 1Q15 Index †	$40.000	03/31/2015	30,000	$0	$1	$1	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	American International Group, Inc.	(1.000%	)	12/20/2015	0.202%	$ 100	$11	$(13)	$0	$(2)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (4)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	DJUBSTR Index †	1,004	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	$	271	$(1)	$0	$(1)
	Pay	DJUBSTR Index †	13,076	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014		3,531	(10)	0	(10)

JPM	Pay	DJUBSCOT Index †	121	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014		164	(2)	0	(2)
	Receive	DJUBSF1T Index †	857	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014		431	1	1	0
	Pay	DJUBSTR Index †	12,366	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014		3,339	(10)	0	(10)
	Receive	JCUM3A5TR Index †	1,533	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014		203	0	0	0
	Receive	JMABDCO1 Index †	256	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014		166	2	2	0
	Receive	JMABNIC0 Index †	31	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014		22	1	1	0
	Receive	JMABNICP Index †	359	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014		251	2	2	0
	Receive	JMCU3A3TR Index †	359	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014		143	0	0	0

MYC	Pay	DJUBSTR Index †	15,286	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014		4,128	(12)	0	(12)

								$(29)	$6	$(35)

(4) Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	59

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Short Strategy Fund (Cont.)

VARIANCE SWAPS

Counterparty	Pay/Receive Variance	Reference Entity	Variance Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	GOLDLNPM Index †	2.723%	06/05/2014	$	10	$0	$0	$0	$0

GST	Pay	GOLDLNPM Index †	5.176%	08/06/2014		10	0	0	0	0
	Pay	S&P 500 Index †	4.020%	10/17/2014		40	0	0	0	0

JPM	Pay	GOLDLNPM Index †	7.563%	09/30/2014		10	0	1	1	0

MYC	Pay	GOLDLNPM Index †	4.796%	06/04/2014		230	0	5	5	0

							$0	$6	$6	$0

Total Swap Agreements							$11	$(35)	$13	$(37)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (5)
PIMCO CommoditiesPLUS® Short Strategy Fund
BOA	$0	$0	$0	$0	$(1)	$0	$0	$(1)	$(1)	$0	$(1)
GST	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)

PIMCO Cayman Commodity Fund IV, Ltd. (Subsidiary)
BPS	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
DUB	0	0	0	0	0	0	(11)	(11)	(11)	0	(11)
GLM	0	0	0	0	0	0	0	0	0	0	0
GST	0	0	0	0	0	0	0	0	0	0	0
JPM	0	0	7	7	0	0	(12)	(12)	(5)	0	(5)
MAC	0	0	1	1	0	0	0	0	1	0	1
MYC	0	0	5	5	0	0	(12)	(12)	(7)	(395)	(402)

Total Over the Counter	$0	$0	$13	$13	$(1)	$(2)	$(37)	$(40)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default . Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$28	$0	$0	$0	$0	$28
Swap Agreements	0	1	0	0	2	3

	$28	$1	$0	$0	$2	$31

Over the counter
Swap Agreements	$13	$0	$0	$0	$0	$13

	$41	$1	$0	$0	$2	$44

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$26	$0	$0	$0	$2	$28

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1
Written Options	2	0	0	0	0	2
Swap Agreements	35	2	0	0	0	37

	$37	$2	$0	$1	$0	$40

	$63	$2	$0	$1	$2	$68

60	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$3	$0	$0	$0	$0	$3
Futures	(74)	0	1	0	0	(73)
Swap Agreements	0	0	0	0	(14)	(14)

	$(71)	$0	$1	$0	$(14)	$(84)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2)	$0	$(2)
Purchased Options	(7)	0	0	0	0	(7)
Written Options	7	0	0	0	18	25
Swap Agreements	(446)	(5)	1	0	6	(444)

	$(446)	$(5)	$1	$(2)	$24	$(428)

	$(517)	$(5)	$2	$(2)	$10	$(512)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$60	$0	$0	$0	$0	$60
Swap Agreements	0	0	0	0	(16)	(16)

	$60	$0	$0	$0	$(16)	$44

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4)	$0	$(4)
Purchased Options	7	0	0	0	0	7
Written Options	(3)	0	0	0	(3)	(6)
Swap Agreements	(69)	3	0	0	(2)	(68)

	$(65)	$3	$0	$(4)	$(5)	$(71)

	$(5)	$3	$0	$(4)	$(21)	$(27)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$591	$0	$591
Utilities	0	103	0	103
U.S. Government Agencies	0	1,026	0	1,026
U.S. Treasury Obligations	0	2,885	0	2,885
Mortgage-Backed Securities	0	353	0	353
Asset-Backed Securities	0	408	0	408
Sovereign Issues	0	140	0	140
Short-Term Instruments
Certificates of Deposit	0	240	0	240
Repurchase Agreements	0	108	0	108
Short-Term Notes	0	1,600	0	1,600
U.S. Treasury Bills	0	287	0	287
	$0	$7,741	$0	$7,741

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,615	$0	$0	$2,615

Total Investments	$2,615	$7,741	$0	$10,356

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	28	3	0	31
Over the counter	0	13	0	13
	$28	$16	$0	$44

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(26)	0	0	(26)
Over the counter	0	(38)	(2)	(40)
	$(26)	$(38)	$(2)	$(66)

Totals	$2,617	$7,719	$(2)	$10,334

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

†	All or a portion of this security is owned by PIMCO Cayman Commodity Fund IV, Ltd., which is a 100% owned subsidiary of the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	61

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 71.0%

CORPORATE BONDS & NOTES 6.0%

BANKING & FINANCE 4.5%
Achmea Hypotheekbank NV
3.200% due 11/03/2014		$794	$808
Ally Financial, Inc.
2.500% due 03/15/2017 (d)		16,000	15,976
Banco do Brasil S.A.
2.899% due 07/02/2014		4,000	3,999
4.500% due 01/22/2015		900	929
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		2,000	2,080
Banco Santander Brasil S.A.
4.625% due 02/13/2017		6,300	6,662
Banco Santander Chile
1.837% due 01/19/2016		9,250	9,181
Bank of America Corp.
0.752% due 07/22/2014	EUR	10,000	13,792
5.750% due 12/12/2014	GBP	3,500	6,025
Bank of America N.A.
5.300% due 03/15/2017		$1,075	1,184
Bankia S.A.
4.375% due 02/14/2017	EUR	12,900	18,971
BBVA U.S. Senior S.A.U.
2.361% due 05/16/2014		$2,700	2,704
Citigroup, Inc.
7.375% due 06/16/2014	EUR	1,100	1,536
Commonwealth Bank of Australia
2.900% due 09/17/2014		$1,000	1,012
Deutsche Annington Finance BV
3.200% due 10/02/2017		8,600	8,836
Dexia Credit Local S.A.
0.716% due 04/29/2014		2,000	2,001
1.250% due 10/18/2016		29,200	29,298
2.750% due 04/29/2014		1,000	1,001
Export-Import Bank of Korea
1.083% due 09/17/2016		8,200	8,230
5.875% due 01/14/2015		1,500	1,562
FMS Wertmanagement AoeR
2.250% due 07/14/2014	EUR	300	416
Ford Motor Credit Co. LLC
1.700% due 05/09/2016		$400	405
3.984% due 06/15/2016		100	106
5.625% due 09/15/2015		100	107
Goldman Sachs Group, Inc.
0.637% due 05/18/2015	EUR	4,000	5,511
HSBC Bank PLC
1.625% due 07/07/2015		$13,800	13,848
HSBC Finance Corp.
0.666% due 06/01/2016		7,000	6,994
6.676% due 01/15/2021		4,600	5,376
International Lease Finance Corp.
5.650% due 06/01/2014		200	201
5.750% due 05/15/2016		1,400	1,509
6.500% due 09/01/2014		4,800	4,920
6.750% due 09/01/2016		1,000	1,117
8.625% due 09/15/2015		300	331
8.750% due 03/15/2017		4,800	5,652
Intesa Sanpaolo SpA
3.125% due 01/15/2016		9,000	9,219
JPMorgan Chase Bank N.A.
0.997% due 05/31/2017	EUR	900	1,228
Korea Development Bank
4.375% due 08/10/2015		$400	420
LBG Capital PLC
15.000% due 12/21/2019	GBP	4,780	11,619

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
15.000% due 12/21/2019	EUR	240	$505
New York Life Global Funding
2.100% due 01/02/2019		$28,600	28,458
Nordea Eiendomskreditt A/S
2.125% due 09/22/2017		10,000	10,290
Royal Bank of Scotland NV
0.935% due 03/09/2015		2,000	1,984
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
9.000% due 06/11/2014		400	405
Sberbank of Russia Via SB Capital S.A.
5.180% due 06/28/2019		10,900	11,118
SLM Corp.
3.875% due 09/10/2015		400	414
6.250% due 01/25/2016		3,800	4,099
Waha Aerospace BV
3.925% due 07/28/2020		1,300	1,380
Westpac Securities NZ Ltd.
3.450% due 07/28/2014		34,127	34,482

			297,901

INDUSTRIALS 0.6%
Anglo American Capital PLC
9.375% due 04/08/2014		1,165	1,166
Canadian Natural Resources Ltd.
0.609% due 03/30/2016		100	100
Delta Air Lines Pass-Through Trust
6.200% due 01/02/2020		355	397
Ecopetrol S.A.
7.625% due 07/23/2019		9,800	11,797
ENTEL Chile S.A.
4.875% due 10/30/2024		11,200	11,321
Florida Gas Transmission Co. LLC
4.000% due 07/15/2015		300	311
GTL Trade Finance, Inc.
7.250% due 10/20/2017		500	567
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		600	633
Indian Oil Corp. Ltd.
4.750% due 01/22/2015		400	408
Kraft Foods Group, Inc.
1.625% due 06/04/2015		100	101
Noble Group Ltd.
4.875% due 08/05/2015		1,500	1,558
Russian Railways via RZD Capital PLC
5.739% due 04/03/2017		1,500	1,568
SABIC Capital BV
3.000% due 11/02/2015		5,750	5,935
Telefonica Emisiones S.A.U.
6.421% due 06/20/2016		150	166
Viacom, Inc.
4.250% due 09/15/2015		100	105
Volkswagen International Finance NV
2.875% due 04/01/2016		50	52

			36,185

UTILITIES 0.9%
AT&T, Inc.
0.654% due 03/30/2017		800	800
BP Capital Markets PLC
3.625% due 05/08/2014		1,900	1,906
Centrais Eletricas Brasileiras S.A.
7.750% due 11/30/2015		200	219
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		11,600	13,746

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ipalco Enterprises, Inc.
5.000% due 05/01/2018	$1,800	$1,913
Korea Hydro & Nuclear Power Co. Ltd.
6.250% due 06/17/2014	2,100	2,125
Novatek OAO via Novatek Finance Ltd.
4.422% due 12/13/2022	1,700	1,511
Petrobras Global Finance BV
2.593% due 03/17/2017	25,500	25,659
Petroleos Mexicanos
4.875% due 03/15/2015	400	416
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.500% due 09/30/2014	500	511
Rosneft Finance S.A.
6.250% due 02/02/2015	400	412
7.875% due 03/13/2018	10,900	12,235

		61,453

Total Corporate Bonds & Notes (Cost $392,388)		395,539

U.S. GOVERNMENT AGENCIES 4.6%
Fannie Mae
0.000% due 06/01/2017	39,790	38,173
0.584% due 09/25/2041 †	16,791	16,843
0.604% due 08/25/2037	3,147	3,161
0.625% due 10/30/2014	50,000	50,148
0.704% due 02/25/2042 †	65,450	65,782
0.754% due 01/25/2042 †	18,252	18,372
0.834% due 02/25/2041	1,470	1,481
3.930% due 02/25/2018 (a)	6,632	824
6.000% due 04/18/2036	46,795	51,291
Freddie Mac
0.000% due 03/15/2015	10,041	9,972
0.535% due 07/15/2036	571	572
0.605% due 05/15/2032	7,905	7,950
0.755% due 12/15/2037	2,892	2,917
0.775% due 10/15/2037	5,248	5,297
2.500% due 10/02/2019	23,700	23,840
Ginnie Mae
1.591% due 10/16/2053 (a)	9,543	709
NCUA Guaranteed Notes
0.716% due 12/08/2020	1,546	1,561
Overseas Private Investment Corp.
0.000% due 06/10/2018	500	731
4.730% due 03/15/2022	5,136	5,686
Small Business Administration
4.840% due 05/01/2025	468	499
4.990% due 09/01/2024	453	491
5.160% due 02/01/2028	204	224
5.310% due 05/01/2027	579	638
5.490% due 03/01/2028	197	222
5.510% due 11/01/2027	196	216
5.820% due 06/01/2026	511	564
5.870% due 07/01/2028	150	169
6.020% due 08/01/2028	93	106
6.770% due 11/01/2028	564	646
8.500% due 01/01/2015	29	30

Total U.S. Government Agencies (Cost $307,770)		309,115

U.S. TREASURY OBLIGATIONS 14.6%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2016	335,367	344,681
0.625% due 01/15/2024	39,264	39,423
1.625% due 01/15/2015 (i)	47,036	48,282
1.875% due 07/15/2015 (g)†	2,525	2,649
2.000% due 07/15/2014 (g)†	33,998	34,569

62	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Treasury Notes
0.090% due 01/31/2016 †		$25,700	$25,687
0.125% due 07/31/2014 †		500	500
0.250% due 05/31/2014 †		8,500	8,503
0.250% due 06/30/2014 †		13,900	13,907
0.250% due 08/31/2014 †		65,200	65,251
0.250% due 09/15/2014 †		3,600	3,603
0.250% due 09/30/2014 †		9,550	9,559
0.250% due 01/15/2015 †		400	400
0.250% due 01/31/2015		100	100
0.250% due 02/28/2015		85,500	85,595
0.250% due 03/31/2015		600	601
0.625% due 07/15/2014 †		20,400	20,434
0.750% due 06/15/2014 †		7,100	7,110
1.000% due 05/15/2014 (i)†		57,600	57,669
2.250% due 05/31/2014 †		19,300	19,371
2.750% due 11/15/2023		183,200	184,059

Total U.S. Treasury Obligations (Cost $968,402)			971,953

MORTGAGE-BACKED SECURITIES 2.4%
Adjustable Rate Mortgage Trust
3.084% due 07/25/2035		1,190	1,118
Banc of America Commercial Mortgage Trust
5.601% due 04/10/2049		500	553
Banc of America Funding Corp.
5.240% due 05/20/2036		1,811	1,784
BCAP LLC Trust
0.405% due 07/26/2035		986	931
2.391% due 01/26/2034		447	447
4.000% due 02/26/2037		437	421
Bear Stearns Adjustable Rate Mortgage Trust
2.533% due 03/25/2035		1,709	1,736
2.686% due 01/25/2035		1,442	1,421
Bear Stearns Structured Products, Inc.
1.885% due 01/26/2036		252	204
Chase Mortgage Finance Trust
2.646% due 02/25/2037		619	611
5.500% due 12/25/2022		996	997
Citigroup Commercial Mortgage Trust
5.694% due 12/10/2049		4,515	5,016
Citigroup Mortgage Loan Trust, Inc.
2.200% due 09/25/2035		190	190
2.500% due 11/25/2035		818	808
2.510% due 10/25/2035		2,970	2,943
5.249% due 08/25/2035		1,904	1,888
Commercial Mortgage Trust
2.365% due 02/10/2029		5,400	5,536
Countrywide Alternative Loan Trust
5.500% due 10/25/2033		1,794	1,897
Countrywide Home Loan Mortgage Pass-Through Trust
2.563% due 11/20/2034		1,431	1,432
Credit Suisse First Boston Mortgage Securities Corp.
2.326% due 04/25/2034		126	131
Credit Suisse Mortgage Capital Certificates
0.325% due 10/15/2021		3,134	3,121
Deutsche Mortgage Securities, Inc.
5.229% due 06/26/2035		2,834	2,846
First Horizon Alternative Mortgage Securities
2.226% due 04/25/2035		1,289	1,282
Granite Master Issuer PLC
0.414% due 12/20/2054	EUR	816	1,118
Grecale RMBS SRL
0.800% due 01/27/2061		4,600	5,996
GS Mortgage Securities Trust
3.849% due 12/10/2043		$5,215	5,507

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSR Mortgage Loan Trust
2.617% due 11/25/2035		$1,326	$1,298
2.650% due 09/25/2035		5,752	5,852
HarborView Mortgage Loan Trust
0.466% due 11/19/2035		1,850	1,599
0.497% due 06/20/2035		1,162	1,103
IndyMac Mortgage Loan Trust
4.884% due 11/25/2035		1,177	1,142
JPMorgan Chase Commercial Mortgage Securities Trust
5.420% due 01/15/2049		1,800	1,977
5.698% due 02/12/2049		4,600	5,105
JPMorgan Mortgage Trust
3.115% due 04/25/2035		213	218
5.219% due 07/25/2035		717	740
MASTR Adjustable Rate Mortgages Trust
2.649% due 11/21/2034		1,151	1,180
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.895% due 09/15/2030		380	377
Merrill Lynch Floating Trust
0.692% due 07/09/2021		8,741	8,732
Merrill Lynch Mortgage Investors Trust
1.596% due 10/25/2035		146	144
2.146% due 12/25/2034		416	433
2.380% due 10/25/2035		192	196
2.457% due 06/25/2035		1,421	1,397
5.250% due 08/25/2036		2,000	2,076
5.374% due 05/25/2036		128	128
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048		4,551	4,931
Morgan Stanley Capital Trust
5.610% due 04/15/2049		389	397
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		602	615
Morgan Stanley Re-REMIC Trust
5.819% due 08/15/2045		876	972
RBSSP Resecuritization Trust
2.324% due 12/26/2036		329	332
2.491% due 07/26/2045		3,915	3,838
Residential Accredit Loans, Inc. Trust
0.456% due 01/25/2035		1,254	1,213
Silenus European Loan Conduit Ltd.
0.438% due 05/15/2019	EUR	518	699
Silk Road Finance Number Two PLC
1.862% due 03/21/2054		263	364
Structured Adjustable Rate Mortgage Loan Trust
2.405% due 06/25/2034		$3,094	3,185
Thornburg Mortgage Securities Trust
1.454% due 03/25/2037		8,737	8,067
5.249% due 07/25/2036		16,318	16,601
6.095% due 09/25/2037		16,759	17,655
Vornado DP LLC Trust
2.970% due 09/13/2028		1,389	1,440
Wachovia Bank Commercial Mortgage Trust
0.235% due 06/15/2020		562	557
5.342% due 12/15/2043		2,100	2,303
5.719% due 06/15/2049		235	241
WaMu Mortgage Pass-Through Certificates
0.414% due 11/25/2045		7,913	7,343
1.201% due 01/25/2046		1,885	1,848
2.404% due 01/25/2035		236	238
2.433% due 10/25/2034		207	209
2.439% due 06/25/2034		234	239
Wells Fargo Mortgage-Backed Securities Trust
2.490% due 06/25/2033		149	151
2.615% due 12/25/2034		131	135
2.624% due 04/25/2036		36	36

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.628% due 03/25/2035		$775	$786
5.000% due 03/25/2036		116	119
5.568% due 04/25/2036		2,180	2,157

Total Mortgage-Backed Securities (Cost $153,265)			160,302

ASSET-BACKED SECURITIES 2.3%
AIMCO CLO
0.487% due 10/20/2019		4,076	4,051
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.604% due 01/25/2036		700	614
Ares CLO Ltd.
0.654% due 03/12/2018		700	686
Asset-Backed Funding Certificates Trust
0.854% due 06/25/2034		5,830	5,463
Atrium
0.485% due 07/20/2020		900	891
Avenue CLO Ltd.
0.496% due 10/30/2017		665	665
Bear Stearns Asset-Backed Securities Trust
0.654% due 09/25/2046		1,217	520
Black Diamond CLO Delaware Corp.
0.485% due 06/20/2017		194	194
BlueMountain CLO Ltd.
0.473% due 11/15/2017		3,566	3,567
0.606% due 11/15/2017		800	796
Callidus Debt Partners CLO Fund Ltd.
0.498% due 04/17/2020		99	99
Citibank Omni Master Trust
2.905% due 08/15/2018		21,300	21,509
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033		10	10
Countrywide Asset-Backed Certificates
0.544% due 11/25/2034		784	764
1.009% due 08/25/2034		600	565
Duane Street CLO Ltd.
0.492% due 01/11/2021		1,297	1,285
EFS Volunteer LLC
1.089% due 10/26/2026		901	906
Euro-Galaxy CLO BV
0.542% due 10/23/2021	EUR	1,375	1,868
First Franklin Mortgage Loan Trust
0.494% due 11/25/2035		$3,449	3,355
0.534% due 09/25/2035		495	492
0.594% due 04/25/2035		557	556
Fore CLO Ltd.
0.482% due 07/20/2019		20,032	19,901
Four Corners CLO Ltd.
0.505% due 01/26/2020		6,425	6,386
Franklin CLO Ltd.
0.493% due 06/15/2018		886	875
Fremont Home Loan Trust
0.634% due 07/25/2035		768	769
GE-WMC Asset-Backed Pass-Through Certificates
0.514% due 10/25/2035		2,384	2,299
Goldentree Loan Opportunities Ltd.
0.932% due 10/18/2021		3,584	3,575
Gulf Stream Sextant CLO Ltd.
0.634% due 08/21/2020		500	491
Harbourmaster CLO BV
0.564% due 06/15/2020	EUR	297	408
HSBC Home Equity Loan Trust
0.637% due 03/20/2036		$1,760	1,536
LCM Ltd.
0.464% due 03/21/2019		554	553

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	63

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Leopard CLO BV
0.590% due 04/21/2020	EUR	576	$793
LightPoint Pan-European CLO PLC
0.550% due 01/31/2022		1,143	1,553
Locat Securitisation Vehicle SRL
0.467% due 12/12/2028		226	309
Long Beach Mortgage Loan Trust
0.979% due 06/25/2035		$1,320	1,292
Magi Funding PLC
0.591% due 04/11/2021	EUR	200	273
Massachusetts Educational Financing Authority
1.189% due 04/25/2038		$3,156	3,176
MASTR Asset-Backed Securities Trust
0.604% due 10/25/2035		1,000	950
Merrill Lynch Mortgage Investors Trust
0.464% due 08/25/2036		1,000	860
Morgan Stanley ABS Capital, Inc. Trust
1.009% due 03/25/2034		4,956	4,627
Morgan Stanley Home Equity Loan Trust
0.624% due 08/25/2035		900	829
Nelnet Student Loan Trust
1.019% due 07/27/2048		2,954	2,982
New Century Home Equity Loan Trust
0.604% due 03/25/2035		3,500	3,314
0.604% due 06/25/2035		2,000	1,802
0.644% due 07/25/2035		600	574
North Carolina State Education Assistance Authority
0.954% due 07/25/2039		12,487	12,536
Oak Hill Credit Partners Ltd.
0.486% due 05/17/2021		377	376
Panhandle-Plains Higher Education Authority, Inc.
0.733% due 10/01/2018		239	239
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.654% due 07/25/2035		1,000	951
0.874% due 03/25/2035		1,000	870
1.129% due 10/25/2034		200	193
RAAC Series
0.504% due 10/25/2045		1,522	1,510
Race Point CLO Ltd.
0.499% due 04/15/2020		505	502
SLM Student Loan Trust
0.239% due 07/25/2017		248	247
0.739% due 10/25/2017		414	415
0.854% due 12/15/2027	EUR	2,800	3,802
1.739% due 04/25/2023		$10,938	11,297
Stanfield Bristol CLO Ltd.
0.496% due 10/15/2019		2,799	2,797
Structured Asset Investment Loan Trust
1.129% due 10/25/2033		4,393	4,197
Venture CDO Ltd.
0.467% due 01/20/2022		3,400	3,358

Total Asset-Backed Securities (Cost $149,417)			152,273

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.7%
Autonomous Community of Madrid
4.200% due 09/24/2014	EUR	7,600	$10,655
Italy Buoni Poliennali Del Tesoro
4.750% due 06/01/2017		17,000	25,895
Junta de Castilla y Leon
6.270% due 02/19/2018		200	320
Kommunalbanken A/S
0.614% due 03/27/2017		$16,800	16,931
1.375% due 06/08/2017		1,900	1,912
Korea Housing Finance Corp.
4.125% due 12/15/2015		1,500	1,586
New South Wales Treasury Corp. CPI Linked Bond
2.750% due 11/20/2025	AUD	3,500	4,136
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025	NZD	4,400	3,641
Russia Government International Bond
3.625% due 04/29/2015		$7,700	7,864
Slovenia Government International Bond
2.750% due 03/17/2015 †	EUR	200	280
4.375% due 04/02/2014 †		200	276
4.700% due 11/01/2016		10,900	16,333
Spain Government International Bond
2.100% due 04/30/2017		15,500	21,936

Total Sovereign Issues (Cost $108,463)			111,765

SHORT-TERM INSTRUMENTS 39.4%

CERTIFICATES OF DEPOSIT 2.0%
Credit Suisse
0.444% due 01/12/2015		$78,430	78,448
Intesa Sanpaolo SpA
1.650% due 04/07/2015		55,500	55,518

			133,966

REPURCHASE AGREEMENTS (e) 1.1%
			75,507

SHORT-TERM NOTES 7.9%
Fannie Mae
0.090% due 06/16/2014		16,400	16,399
Federal Home Loan Bank
0.050% due 05/06/2014		4,600	4,600
0.055% due 05/02/2014		35,800	35,798
0.059% due 04/21/2014		35,100	35,099
0.060% due 04/10/2014 - 05/21/2014		2,700	2,700
0.065% due 04/16/2014 †		1,200	1,200
0.069% due 05/09/2014		900	900
0.070% due 05/02/2014 †		126,500	126,495
0.078% due 06/20/2014 †		109,300	109,295
0.080% due 05/16/2014 - 06/20/2014		49,500	49,497

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.081% due 05/16/2014		$19,300	$19,298
0.090% due 05/06/2014		19,000	18,998
0.097% due 09/19/2014		8,100	8,099
Freddie Mac
0.110% due 11/18/2014 †		35,400	35,387
0.125% due 06/23/2014		57,000	56,997
0.130% due 07/01/2014		800	800

			521,562

MEXICO TREASURY BILLS 0.3%
3.498% due 04/10/2014	MXN	279,000	21,352

SLOVENIA TREASURY BILLS 0.0%
0.931% due 03/12/2015	EUR	1,500	2,047

U.S. TREASURY BILLS 28.1%
0.067% due 04/03/2014 -03/05/2015 (b)(g)(i)†		$1,867,400	1,867,185

Total Short-Term Instruments (Cost $2,621,498)			2,621,619

Total Investments in Securities (Cost $4,701,203)			4,722,566

		SHARES
INVESTMENTS IN AFFILIATES 25.2%

SHORT-TERM INSTRUMENTS 25.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 25.2%
PIMCO Short-Term Floating NAV Portfolio		66,887,805	669,213
PIMCO Short-Term Floating NAV Portfolio III		100,879,404	1,007,886

Total Short-Term Instruments (Cost $1,677,120)			1,677,099

Total Investments in Affiliates (Cost $1,677,120)			1,677,099

Total Investments 96.2% (Cost $6,378,323)			$6,399,665

Financial Derivative Instruments (f)(h) 1.2% (Cost or Premiums, net $(10,494))			81,981

Other Assets and Liabilities, net 2.6%			170,599

Net Assets 100.0%			$6,652,245

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.

64	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$16,000	$15,976	0.25%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.070% †	03/31/2014	04/01/2014	$28,000	U.S. Treasury Notes 2.250% due 03/31/2021	$(28,645)	$28,000	$28,000
BOS	0.080% †	03/31/2014	04/01/2014	11,200	U.S. Treasury Notes 1.000% due 03/31/2017	(11,432)	11,200	11,200
DEU	0.080% †	03/31/2014	04/01/2014	9,600	U.S. Treasury Bonds 3.125% due 02/15/2043	(9,827)	9,600	9,600
GSC	0.100% †	03/31/2014	04/01/2014	2,600	Freddie Mac 3.500% due 09/01/2042	(2,683)	2,600	2,600
JPS	0.080% †	03/31/2014	04/01/2014	14,800	Freddie Mac 2.205% due 12/05/2022	(8,468)	14,800	14,800
					U.S. Treasury Notes 1.250% due 11/30/2018	(6,750)
SSB	0.000%	03/31/2014	04/01/2014	9,307	Fannie Mae 2.260% due 10/17/2022	(9,500)	9,307	9,307

Total Repurchase Agreements						$(77,305)	$75,507	$75,507

(1)	Includes accrued interest.

As of March 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $38,809 at a weighted average interest rate of 0.166%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
PIMCO CommoditiesPLUS® Strategy Fund
Global/Master Repurchase Agreement
SSB	$758	$0	$0	$0	$758	$(776)	$(18)

PIMCO Cayman Commodity Fund III, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BCY	28,000	0	0	0	28,000	(28,645)	(645)
BOS	11,200	0	0	0	11,200	(11,432)	(232)
DEU	9,600	0	0	0	9,600	(9,827)	(227)
GSC	2,600	0	0	0	2,600	(2,683)	(83)
JPS	14,800	0	0	0	14,800	(15,218)	(418)
SSB	8,549	0	0	0	8,549	(8,724)	(175)

Total Borrowings and Other Financing Transactions	$75,507	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - COMEX Gold 100 oz. June Futures †	$1,370.000	04/24/2014	626	$(718)	$(125)
Call - COMEX Gold 100 oz. June Futures †	1,380.000	04/24/2014	285	(302)	(43)
Put - NYMEX Brent Crude May Futures †	103.000	04/10/2014	114	(76)	(12)
Call - NYMEX Brent Crude May Futures †	111.000	04/10/2014	228	(110)	(50)
Put - NYMEX Henry Hub Natural Gas May Futures †	4.150	04/25/2014	751	(371)	(368)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	65

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - NYMEX Henry Hub Natural Gas May Futures †	$4.050	04/25/2014	340	$(204)	$(95)
Put - NYMEX Henry Hub Natural Gas May Futures †	4.200	04/25/2014	572	(519)	(361)
Call - NYMEX Henry Hub Natural Gas May Futures †	5.000	04/25/2014	145	(95)	(18)
Call - NYMEX Henry Hub Natural Gas May Futures †	5.200	04/25/2014	427	(431)	(26)
Put - NYMEX WTI Crude May Futures †	93.000	04/16/2014	464	(317)	(37)
Call - NYMEX WTI Crude May Futures †	102.000	04/16/2014	928	(536)	(1,206)
Put - NYMEX WTI-Brent Crude Spread December Futures †	(18.000)	11/12/2014	288	(246)	(196)
Call - NYMEX WTI-Brent Crude Spread December Futures †	(2.000)	11/12/2014	759	(585)	(691)
Call - NYMEX WTI-Brent Crude Spread June Futures †	(6.000)	05/14/2014	1,065	(1,932)	(1,576)
Call - NYMEX WTI-Brent Crude Spread June Futures †	(5.000)	05/14/2014	433	(345)	(476)
Put - NYMEX WTI-Brent Crude Spread June Futures †	11.000	05/14/2014	432	(345)	(229)

				$(7,132)	$(5,509)

Total Written Options				$(7,132)	$(5,509)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3.5% Fuel Oil NWE Crack Spread April Futures †	Short	04/2014	37	$(54)	$0	$(18)
3.5% Fuel Oil NWE Crack Spread August Futures †	Short	08/2014	37	(43)	0	(9)
3.5% Fuel Oil NWE Crack Spread December Futures †	Short	12/2014	37	(33)	0	(9)
3.5% Fuel Oil NWE Crack Spread July Futures †	Short	07/2014	37	(61)	0	(11)
3.5% Fuel Oil NWE Crack Spread June Futures †	Short	06/2014	37	(43)	0	(12)
3.5% Fuel Oil NWE Crack Spread May Futures †	Short	05/2014	37	(53)	0	(14)
3.5% Fuel Oil NWE Crack Spread November Futures †	Short	11/2014	37	(35)	0	(9)
3.5% Fuel Oil NWE Crack Spread October Futures †	Short	10/2014	37	(44)	0	(7)
3.5% Fuel Oil NWE Crack Spread September Futures †	Short	09/2014	37	(28)	0	(7)
Arabica Coffee December Futures †	Short	12/2014	365	3,754	315	0
Brent Crude April Futures †	Long	04/2014	14	21	0	(4)
Brent Crude August Futures †	Short	07/2014	5,880	416	1,588	0
Brent Crude December Futures †	Long	11/2014	7,476	4,741	156	(1,567)
Brent Crude December Futures †	Long	11/2015	444	501	0	(36)
Brent Crude July Futures †	Short	06/2014	4,354	(1,977)	1,306	0
Brent Crude June Futures †	Long	05/2014	4,202	(1,615)	14	(1,319)
Brent Crude March Futures †	Short	02/2015	6,238	(7,713)	1,164	(47)
Brent Crude May Futures †	Long	04/2014	1,406	(679)	0	(654)
Brent Crude May Futures †	Short	05/2015	888	(1,234)	115	0
Brent Crude October Futures †	Long	09/2014	1,229	781	0	(270)
Brent Crude September Futures †	Short	08/2014	677	12	155	(60)
Canola November Futures †	Long	11/2014	1,001	587	0	(143)
Corn December Futures †	Long	12/2014	8,510	6,802	4,680	0
Corn July Futures †	Short	07/2014	4,833	(3,986)	0	(2,521)
Corn May Futures †	Short	05/2014	4,403	(11,378)	0	(2,203)
Corn September Futures †	Long	09/2014	1,278	820	687	0
Cotton No. 2 December Futures †	Long	12/2014	2,392	2,197	84	0
Cotton No. 2 July Futures †	Short	07/2014	2,392	(4,171)	53	(52)
Euro-Mill Wheat November Futures †	Short	11/2014	994	(1,017)	154	0
Euro-Rapeseed October Futures †	Short	10/2014	400	(107)	165	(90)
Gas Oil Crack Spread Swap April Futures †	Long	04/2014	37	(134)	0	(30)
Gas Oil Crack Spread Swap August Futures †	Long	08/2014	37	(76)	0	(24)
Gas Oil Crack Spread Swap December Futures †	Long	12/2014	37	(39)	0	(23)
Gas Oil Crack Spread Swap July Futures †	Long	07/2014	37	(94)	0	(25)
Gas Oil Crack Spread Swap June Futures †	Long	06/2014	37	(110)	0	(25)
Gas Oil Crack Spread Swap May Futures †	Long	05/2014	37	(124)	0	(27)
Gas Oil Crack Spread Swap November Futures †	Long	11/2014	37	(39)	0	(23)
Gas Oil Crack Spread Swap October Futures †	Long	10/2014	37	(48)	0	(23)
Gas Oil Crack Spread Swap September Futures †	Long	09/2014	37	(63)	0	(23)
Gas Oil December Futures †	Long	12/2014	545	(151)	0	(341)
Gas Oil June Futures †	Short	06/2014	545	205	409	0
Hard Red Spring Wheat December Futures †	Long	12/2014	111	433	17	0
Hard Red Spring Wheat May Futures †	Long	05/2014	1,864	12,392	280	0
Henry Hub Natural Gas April Futures †	Short	03/2015	549	(153)	390	0
Henry Hub Natural Gas August Futures †	Long	07/2015	4,732	(5,316)	0	(2,934)
Henry Hub Natural Gas December Futures †	Long	11/2014	12,220	19,431	0	(12,709)
Henry Hub Natural Gas December Futures †	Short	12/2014	1,028	1,023	1,038	0
Henry Hub Natural Gas June Futures †	Short	06/2014	2,341	1,114	2,669	0
Henry Hub Natural Gas June Futures †	Long	06/2018	212	(25)	0	(11)
Henry Hub Natural Gas March Futures †	Short	02/2015	2,898	(1,774)	2,608	0
Henry Hub Natural Gas May Futures †	Short	04/2014	15,024	18,646	17,127	0
Henry Hub Natural Gas May Futures †	Long	04/2015	4,732	561	0	(3,076)

66	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Henry Hub Natural Gas October Futures †	Long	09/2014	6,135	$886	$0	$(6,687)
Henry Hub Natural Gas October Futures †	Short	09/2015	4,732	6,863	2,886	0
Henry Hub Natural Gas Swap April Futures †	Long	03/2016	703	(153)	0	(53)
Henry Hub Natural Gas Swap April Futures †	Long	04/2018	212	(52)	0	(20)
Henry Hub Natural Gas Swap August Futures †	Short	07/2014	17	(9)	5	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2016	685	(135)	0	(51)
Henry Hub Natural Gas Swap August Futures †	Long	08/2018	204	(15)	0	(8)
Henry Hub Natural Gas Swap December Futures †	Short	11/2014	16	(9)	4	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	540	141	0	(31)
Henry Hub Natural Gas Swap December Futures †	Long	12/2017	212	134	40	(2)
Henry Hub Natural Gas Swap February Futures †	Long	01/2016	562	183	0	(66)
Henry Hub Natural Gas Swap February Futures †	Long	02/2018	212	84	24	(2)
Henry Hub Natural Gas Swap January Futures †	Long	12/2015	546	216	0	(68)
Henry Hub Natural Gas Swap January Futures †	Long	01/2018	182	101	31	(2)
Henry Hub Natural Gas Swap July Futures †	Short	06/2014	17	(9)	5	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2016	685	(135)	0	(51)
Henry Hub Natural Gas Swap July Futures †	Long	07/2018	212	(17)	0	(8)
Henry Hub Natural Gas Swap June Futures †	Long	05/2016	703	(147)	0	(53)
Henry Hub Natural Gas Swap March Futures †	Long	02/2016	544	133	0	(61)
Henry Hub Natural Gas Swap March Futures †	Long	03/2018	204	(57)	0	(21)
Henry Hub Natural Gas Swap May Futures †	Short	04/2014	17	(5)	5	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2016	685	(153)	0	(51)
Henry Hub Natural Gas Swap May Futures †	Long	05/2018	204	(38)	0	(15)
Henry Hub Natural Gas Swap November Futures †	Short	10/2014	7	(2)	2	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	563	(30)	0	(38)
Henry Hub Natural Gas Swap November Futures †	Long	11/2018	212	144	43	0
Henry Hub Natural Gas Swap October Futures †	Short	09/2014	17	(8)	5	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2016	681	(132)	0	(51)
Henry Hub Natural Gas Swap October Futures †	Long	10/2018	204	47	12	0
Henry Hub Natural Gas Swap September Futures †	Long	08/2016	699	(153)	0	(52)
Henry Hub Natural Gas Swap September Futures †	Long	09/2018	212	(2)	0	(4)
LLS vs. WTI Spread Calendar Swap April Futures †	Short	04/2014	5	8	2	0
LLS vs. WTI Spread Calendar Swap June Futures †	Short	06/2014	5	5	1	0
LLS vs. WTI Spread Calendar Swap May Futures †	Short	05/2014	5	5	1	0
Lumber May Futures †	Short	05/2014	28	71	0	(4)
Oat May Futures †	Short	05/2014	143	380	21	0
RBOB Gasoline June Futures †	Long	05/2014	117	360	0	(73)
Robusta Coffee November Futures †	Long	11/2014	1,241	(1,290)	0	(186)
Soybean Meal July Futures †	Long	07/2014	3,465	8,415	3,430	0
Soybean Meal May Futures †	Short	05/2014	3,465	(9,492)	0	(3,777)
Soybean Oil December Futures †	Long	12/2014	538	(432)	0	(61)
Soybean Oil July Futures †	Short	07/2014	538	508	26	0
Sugar No. 11 May Futures †	Short	04/2014	2,912	(5,721)	685	0
Sugar No. 11 September Futures †	Short	09/2014	438	(87)	54	0
Wheat December Futures †	Long	12/2014	367	1,871	32	0
Wheat May Futures †	Short	05/2014	1,671	(10,587)	0	(146)
Wheat May Futures †	Short	05/2014	258	(530)	108	0
Wheat November Futures †	Short	11/2014	150	(225)	70	0
White Sugar May Futures †	Long	04/2014	2,912	5,226	0	(553)
White Sugar October Futures †	Long	09/2014	438	125	0	(33)
WTI Crude December Futures †	Long	11/2014	1,767	5,919	194	(49)
WTI Crude December Futures †	Short	11/2014	3,978	(6,783)	0	(449)
WTI Crude December Futures †	Short	11/2015	4,583	(4,312)	0	(1,099)
WTI Crude June Futures †	Short	05/2014	913	791	84	(1)
WTI Crude March Futures †	Long	02/2015	4,360	9,282	700	0
WTI Crude March Futures †	Long	02/2016	6	0	1	0
WTI Crude May Futures †	Long	04/2014	415	686	0	(37)
WTI Crude May Futures †	Long	05/2015	3,456	3,986	771	0
WTI Crude September Futures †	Long	08/2014	465	3,465	6	(11)
WTI Crude September Futures †	Long	08/2015	3,679	3,567	844	0

Total Futures Contracts				$44,902	$45,266	$(42,230)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized Appreciation	Variation Margin
							Asset	Liability
iTraxx Europe 21 5-Year Index	1.000%	06/20/2019	EUR	58,850	$1,004	$226	$151	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	67

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	0.750%	06/18/2016	$	315,700	$(386)	$(90)	$0	$(136)
Receive	3-Month USD-LIBOR	3.750%	06/18/2044		190,800	(6,269)	(9,300)	968	0
Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	149,400	1,214	2,150	126	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	8,360,000	(1,745)	(451)	88	0

						$(7,186)	$(7,691)	$1,182	$(136)

Total Swap Agreements						$(6,182)	$(7,465)	$1,333	$(136)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(g)	Securities with an aggregate market value of $65,892 and cash of $101,165 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (4)		Total	Market Value	Variation Margin Liability (4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO CommoditiesPLUS® Strategy Fund (5)	$ 0	$0	$1,333	$1,333	$(78)	$(2,091)	$(136)	$(2,305)
PIMCO Cayman Commodity Fund III, Ltd. (Subsidiary) (5)	0	45,567	0	45,567	(5,431)	(43,087)	0	(48,518)

Total Exchange-Traded or Centrally Cleared	$0	$45,567	$1,333	$46,900	$(5,509)	$(45,178)	$(136)	$(50,823)

(4)	Unsettled variation margin asset of $301 and liability of $(2,948) for closed futures is outstanding at period end.
(5)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	04/2014		AUD	2,941	$	2,618	$ 0	$ (109)
	04/2014	†	EUR	19,287		26,471	0	0
	04/2014			23,880		32,884	20	(134)
	05/2014		JPY	3,215,355		31,492	333	0
	05/2014		$	19,105	EUR	13,854	0	(20)
	05/2014			20,994	MXN	279,970	381	0

BPS	04/2014	†	EUR	5,975	$	8,233	2	0
	04/2014		MXN	276,588		21,065	0	(108)
	04/2014		NZD	4,685		3,906	0	(159)
	05/2014		$	12,796	MXN	170,415	215	0
	06/2014		GBP	298	$	494	0	(3)
	06/2014		$	2,934	MXN	39,234	52	0

BRC	04/2014		EUR	130,458	$	179,618	39	(145)
	05/2014		AUD	3,446		3,175	0	(15)
	05/2014		$	1,979	MXN	26,296	28	0
	06/2014	†	GBP	191	$	315	0	(3)

CBK	04/2014	†	EUR	2,922		4,018	0	(7)
	04/2014		$	19,083	EUR	13,854	3	0

68	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
	05/2014			JPY	134,600	$		1,320	$16	$0
	05/2014			MXN	23,512			1,777	0	(18)
	06/2014			CAD	5,340			4,811	0	(11)
	06/2014	†	$		13,146		CAD	14,593	29	0

DUB	04/2014			EUR	559	$		775	5	0
	06/2014	†		GBP	8,488			14,119	0	(24)

FBF	04/2014			BRL	25,528			11,281	30	0
	04/2014			EUR	414			574	3	0
	04/2014		$		10,817		BRL	25,528	434	0
	04/2014	†			24,236		EUR	17,427	0	(228)

GLM	04/2014			EUR	970	$		1,347	11	0
	06/2014	†		GBP	11,584			19,409	107	0

HUS	04/2014		$		14,883		EUR	10,852	68	0
	05/2014			MXN	4,488	$		340	0	(3)
	05/2014			NZD	4,663			4,030	0	(7)

JPM	04/2014			BRL	33,295			14,713	39	0
	04/2014	†		EUR	995			1,381	10	0
	04/2014		$		14,114		BRL	33,295	560	0

RYL	04/2014	†			197,460		EUR	143,326	0	(7)
	05/2014	†		EUR	143,327	$		197,450	10	0

UAG	04/2014			BRL	93,421			39,385	0	(1,788)
	04/2014		$		40,198		BRL	93,421	1,043	(69)
	05/2014			MXN	38,917	$		2,928	0	(43)
	05/2014		$		39,083		BRL	93,421	1,737	0

Total Forward Foreign Currency Contracts									$5,175	$(2,901)

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
FBF	Call - OTC WTI Crude December Futures †	$	120.000	11/17/2014	$ 25,000	$2,000	$68
SOG	Call - OTC WTI Crude December Futures		130.000	11/17/2014	16,500	1,320	18

						$3,320	$86

Total Purchased Options						$3,320	$86

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC Sugar No. 11 October Futures †	$	14.000	09/15/2014	$ 38,304	$(73)	$(23)

FBF	Call - OTC Brent Crude December Futures		126.000	11/10/2014	25,000	(2,075)	(125)

MYC	Call - OTC Cotton No. 2 May Futures †		110.000	04/11/2014	55,250	(58)	(11)

SOG	Call - OTC Brent Crude December Futures		140.000	11/10/2014	16,500	(1,336)	(28)

						$(3,542)	$(187)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014	EUR	1,700	$(6)	$(2)

BPS	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		8,300	(26)	(10)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		21,600	(73)	(63)

CBK	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		50,200	(149)	(63)

DUB	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		5,800	(19)	(7)

GST	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		27,800	(75)	(35)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.000%	06/18/2014		4,600	(12)	(7)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		7,700	(27)	(23)

JPM	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		16,100	(42)	(20)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	69

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014	EUR	9,000	$(33)	$(26)

MYC	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		13,300	(43)	(17)

							$(505)	$(273)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC USD versus JPY	JPY	100.000	06/05/2014	$ 24,239	$(164)	$(111)

GLM	Call - OTC USD versus BRL	BRL	2.585	04/03/2014	6,172	(76)	0

						$(240)	$(111)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CIB	Call - OTC DJUBS Index †	139.000	05/16/2014	$4,790	$(24)	$(16)

DUB	Put - OTC DJUBS Index †	126.350	06/17/2014	1,425,000	(63)	(16)
	Put - OTC GOLDLNPM versus PLTMLNPM Index Spread †	0.000	10/01/2014	1,140	(581)	(146)
	Put - OTC GOLDLNPM versus PLTMLNPM Index Spread †	0.000	10/02/2014	410	(213)	(53)

MAC	Call - OTC DJUBS Index †	139.000	05/16/2014	30,770	(149)	(100)

SOG	Call - OTC DJUBS Index †	139.000	05/16/2014	5,000,000	(224)	(164)

					$(1,254)	$(495)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	TBD	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$12,800	$(110)	$(52)

CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	900	(12)	(1)

DUB	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	10,000	(98)	(8)
	Floor - OTC YOY CPURNSA Index	231.317	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	01/11/2018	17,000	(168)	(87)
	Floor - OTC YOY CPURNSA Index	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	16,000	(155)	(82)

						$(543)	$(230)

Total Written Options						$(6,084)	$(1,296)

(1)	YOY options may have a series of expirations.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR	Notional Amount in JPY	Premiums
Balance at 03/31/2013	3,122	$1,527,137	EUR 199,400	JPY 0	$(30,818)
Sales	41,503	14,013,524	166,100	3,740,000	(45,638)
Closing Buys	(5,172)	(454,490)	0	0	17,406
Expirations	(28,255)	(4,237,881)	(199,400)	(3,740,000)	36,760
Exercised	(3,341)	(4,164,015)	0	0	9,074

Balance at 03/31/2014	7,857	$6,684,275	EUR 166,100	JPY 0	$(13,216)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	LLSBRT CAL14 Index †	$4.500	12/31/2014	189,000	$0	$(97)	$0	$(97)

CBK	Pay	GOCO CAL14 Index †	17.450	12/31/2014	52,425	0	158	158	0
	Pay	GOCO CAL14 Index †	17.760	12/31/2014	66,825	0	222	222	0
	Pay	GOCO CAL14 Index †	17.880	12/31/2014	36,000	0	124	124	0
	Pay	HSFOCO CAL14 Index †	10.750	12/31/2014	66,825	0	375	375	0
	Pay	HSFOCO CAL14 Index †	10.450	12/31/2014	52,425	0	310	310	0
	Pay	HSFOCO CAL14 Index †	10.100	12/31/2014	36,000	0	225	225	0

70	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Pay	LLSBRT 2Q14 Index †	$2.400	06/30/2014	18,000	$0	$28	$28	$0

DUB	Receive	GOCO CAL14 Index †	17.000	12/31/2014	22,842	0	(58)	0	(58)
	Pay	GOCO CAL14 Index †	16.970	12/31/2014	56,250	0	142	142	0
	Pay	GOCO CAL14 Index †	17.180	12/31/2014	9,000	0	25	25	0
	Receive	HSFOCO CAL14 Index †	13.650	12/31/2014	22,842	0	(62)	0	(62)
	Pay	HSFOCO CAL14 Index †	9.880	12/31/2014	9,000	0	58	58	0
	Pay	HSFOCO CAL14 Index †	9.570	12/31/2014	56,250	0	382	382	0
	Receive	NGCAL19 Index †	7.200	12/31/2019	660,000	0	(1,655)	0	(1,655)

FBF	Pay	JETNWE CAL14 Index †	965.000	12/31/2014	29,610	0	36	36	0
	Receive	ULSDNWE CAL14 Index †	906.000	12/31/2014	31,500	0	342	342	0

GST	Pay	Feed Wheat November Futures †	2.353	10/09/2014	15,600	0	(393)	0	(393)
	Pay	GOCO CAL14 Index †	17.700	12/31/2014	36,000	0	117	117	0
	Pay	GOCO CAL14 Index †	18.000	12/31/2014	62,100	0	221	221	0
	Receive	Hard Red Spring Wheat December Futures †	6.480	10/09/2014	585,000	0	615	615	0
	Pay	HSFOCO CAL14 Index †	11.000	12/31/2014	62,100	0	332	332	0
	Pay	HSFOCO CAL14 Index †	10.100	12/31/2014	36,000	0	225	225	0

JPM	Pay	Feed Wheat November Futures †	2.360	10/09/2014	5,000	0	(122)	0	(122)
	Receive	Hard Red Spring Wheat December Futures †	6.420	10/09/2014	183,700	0	204	204	0
	Pay	LLSBRT 2Q14 Index †	2.580	06/30/2014	18,000	0	25	25	0

MAC	Receive	CUAC 4Q14 Index †	42.540	12/31/2014	32,160,000	0	3,792	3,792	0

MYC	Receive	GOCO CAL14 Index †	16.920	12/31/2014	22,833	0	(57)	0	(57)
	Pay	GOCO CAL14 Index †	17.350	12/31/2014	41,175	0	120	120	0
	Pay	GOCO CAL14 Index †	17.900	12/31/2014	18,900	0	65	65	0
	Receive	HSFOCO CAL14 Index †	13.650	12/31/2014	22,833	0	(62)	0	(62)
	Pay	HSFOCO CAL14 Index †	10.900	12/31/2014	18,900	0	103	103	0
	Pay	HSFOCO CAL14 Index †	10.350	12/31/2014	41,175	0	247	247	0

						$0	$5,987	$8,493	$(2,506)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Russia Government International Bond	1.000%	03/20/2019	2.107%	$ 3,000	$(251)	$99	$0	$(152)

BRC	Spain Government International Bond	1.000%	03/20/2019	1.002%	2,100	(20)	20	0	0

DUB	Italy Government International Bond	1.000%	03/20/2019	1.283%	5,300	(114)	45	0	(69)

FBF	United Kingdom Gilt	1.000%	12/20/2015	0.056%	3,300	77	(22)	55	0

GST	SLM Corp.	5.000%	03/20/2016	0.838%	300	1	24	25	0
	Spain Government International Bond	1.000%	03/20/2019	1.002%	1,400	(12)	13	1	0

HUS	Italy Government International Bond	1.000%	03/20/2019	1.283%	4,050	(87)	35	0	(52)
	Russia Government International Bond	1.000%	03/20/2019	2.107%	1,300	(107)	41	0	(66)

JPM	HSBC Bank PLC	1.000%	06/20/2019	0.692%	4,100	51	14	65	0

MYC	Italy Government International Bond	1.000%	03/20/2019	1.283%	10,050	(194)	63	0	(131)
	Spain Government International Bond	1.000%	03/20/2019	1.002%	2,700	(24)	25	1	0

						$(680)	$357	$147	$(470)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	71

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	67,200	$57	$(1,844)	$0	$(1,787)
	Pay	1-Year BRL-CDI	11.470%	01/02/2017		180,800	237	(943)	0	(706)

BPS	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021	EUR	5,500	(11)	315	304	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		22,200	258	1,144	1,402	0
	Pay	1-Year BRL-CDI	9.120%	01/02/2017	BRL	35,700	0	(967)	0	(967)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	$	20,900	127	(783)	0	(656)

BRC	Pay	1-Year BRL-CDI	12.255%	01/02/2017	BRL	140,000	163	(26)	137	0
	Pay	28-Day MXN-TIIE	6.350%	09/01/2023	MXN	178,000	(349)	176	0	(173)

DUB	Pay	28-Day MXN-TIIE	6.350%	09/01/2023		181,000	(381)	205	0	(176)

FBF	Pay	1-Year BRL-CDI	12.255%	01/02/2017	BRL	200,000	240	(44)	196	0

GLM	Pay	1-Year BRL-CDI	9.095%	01/02/2017		31,800	0	(871)	0	(871)
	Pay	28-Day MXN-TIIE	6.350%	09/01/2023	MXN	183,000	(362)	185	0	(177)

HUS	Pay	1-Year BRL-CDI	8.320%	01/02/2017	BRL	111,000	103	(4,053)	0	(3,950)

							$82	$(7,506)	$2,039	$(9,463)

TOTAL RETURN SWAPS ON INDICES (COMMODITIES & EQUITIES)

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	CSIXTR Index †	23,359	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	$	139,698	$1,912	$1,912	$0

BPS	Receive	CSIXTR Index †	124,199	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014		742,768	10,166	10,166	0

CIB	Receive	CSIXTR Index †	151,691	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014		907,186	12,410	12,410	0

FBF	Receive	CSIXTR Index †	198,592	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014		1,187,672	16,247	16,247	0
	Pay	DJUBSHG Index †	18,947	0.000%	08/15/2014		5,706	(142)	0	(142)
	Receive	SPGCICP Index †	10,141	0.000%	08/15/2014		5,789	149	149	0

GLM	Receive	CSIXTR Index †	171,487	3-Month U.S. Treasury Bill rate plus a specified spread	04/17/2014		1,032,138	7,480	7,480	0

GST	Receive	DWRTFT Index	2	1-Month USD-LIBOR plus a specified spread	11/28/2014		16	0	0	0

JPM	Receive	CSIXTR Index †	266,025	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014		1,590,952	21,764	21,764	0
	Pay	DJUBSCOT Index †	175,973	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014		238,819	(3,956)	0	(3,956)
	Receive	DJUBSF1T Index †	423,949	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014		213,204	591	591	0
	Pay	DJUBSTR Index †	2,595,168	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014		700,890	(2,050)	0	(2,050)
	Receive	JCUM3A5TR Index †	1,530,650	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014		202,656	148	148	0
	Receive	JMABDCO1 Index †	373,812	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014		242,453	3,465	3,465	0
	Receive	JMABNIC0 Index †	60,381	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014		43,466	429	429	0
	Receive	JMABNICP Index †	293,061	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014		205,245	2,029	2,029	0
	Receive	JMCU3A3TR Index †	37,551	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014		14,951	2	2	0

SOG	Receive	CSIXTR Index †	161,540	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014		966,082	13,219	13,219	0
	Receive	DJUBSF3T Index †	149,237	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014		87,097	(19)	0	(19)
	Pay	DJUBSTR Index †	255,922	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014		69,118	(202)	0	(202)

								$83,642	$90,011	$(6,369)

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

72	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

VARIANCE SWAPS

Counterparty	Pay/Receive Variance	Reference Entity	Variance Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	GOLDLNPM Index †	2.723%	06/05/2014	$	31,190	$0	$7	$7	$0
	Pay	GOLDLNPM Index †	2.890%	06/13/2014		33,840	0	34	34	0

BPS	Receive	GOLDLNPM Index †	4.537%	08/06/2014		23,470	0	(405)	0	(405)

DUB	Receive	Copper June Futures †	11.056%	06/04/2014		11,000	0	(858)	0	(858)
	Pay	GOLDLNPM Index †	8.851%	06/04/2014		12,310	0	657	657	0

GST	Pay	GOLDLNPM Index †	5.063%	08/06/2014		22,250	0	500	500	0
	Pay	GOLDLNPM Index †	5.176%	08/06/2014		22,870	0	540	540	0
	Pay	GOLDLNPM Index †	6.126%	11/25/2015		16,800	0	261	261	0
	Pay	S&P 500 Index †	4.020%	10/17/2014		28,730	0	300	300	0
	Receive	SLVRLND Index †	10.890%	11/25/2015		12,600	0	(121)	0	(121)
	Pay	WTI Crude May Futures †	4.121%	04/16/2014		7,150	0	113	113	0

JPM	Pay	GOLDLNPM Index †	4.537%	06/05/2014		4,470	0	82	82	0
	Pay	GOLDLNPM Index †	7.563%	09/30/2014		9,110	0	403	403	0

MYC	Pay	GOLDLNPM Index †	4.796%	06/04/2014		1,600	0	34	34	0
	Pay	GOLDLNPM Index †	4.840%	06/04/2014		15,450	0	333	333	0
	Pay	GOLDLNPM Index †	5.406%	04/21/2016		63,816	0	582	582	0
	Receive	SLVRLND Index †	9.151%	04/21/2016		49,045	0	445	445	0

SOG	Pay	WTI Crude May Futures †	3.881%	04/16/2014		3,840	0	51	51	0

							$0	$2,958	$4,342	$(1,384)

Total Swap Agreements							$(598)	$85,438	$105,032	$(20,192)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(i)	Securities with an aggregate market value of $9,882 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
PIMCO CommoditiesPLUS® Strategy Fund
BOA	$734	$0	$0	$734	$(164)	$(2)	$(2,645)	$(2,811)	$(2,077)	$2,080	$3
BPS	267	0	1,707	1,974	(270)	(125)	(1,623)	(2,018)	(44)	0	(44)
BRC	67	0	137	204	(160)	0	(173)	(333)	(129)	(250)	(379)
CBK	19	0	0	19	(29)	(175)	0	(204)	(185)	381	196
DUB	5	0	0	5	(24)	(184)	(245)	(453)	(448)	397	(51)
FBF	467	0	251	718	0	(125)	0	(125)	593	(840)	(247)
GLM	46	0	(1)	45	0	0	(1,048)	(1,048)	(1,003)	1,049	46
GST	0	0	25	25	0	(65)	0	(65)	(40)	0	(40)
HUS	68	0	1	69	(10)	0	(4,069)	(4,079)	(4,010)	4,059	49
JPM	599	0	65	664	0	(46)	0	(46)	618	(540)	78
MYC	0	0	1	1	0	(17)	(130)	(147)	(146)	261	115
RYL	9	0	0	9	(7)	0	0	(7)	2	0	2
SOG	0	18	0	18	0	(28)	0	(28)	(10)	0	(10)
UAG	2,780	0	0	2,780	(1,900)	0	0	(1,900)	880	(960)	(80)

PIMCO Cayman Commodity Fund III, Ltd. (Subsidiary)
BOA	0	0	1,953	1,953	(99)	0	(97)	(196)	1,757	(630)	1,127
BPS	2	0	10,166	10,168	0	0	(405)	(405)	9,763	(10,890)	(1,127)
BRC	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
CBK	29	0	1,442	1,471	(7)	0	0	(7)	1,464	(1,572)	(108)
CIB	0	0	12,410	12,410	0	(16)	0	(16)	12,394	(13,730)	(1,336)
DUB	0	0	1,264	1,264	0	(238)	(2,633)	(2,871)	(1,607)	1,655	48
FBF	0	68	16,774	16,842	(228)	0	(142)	(370)	16,472	(18,250)	(1,778)
GLM	72	0	7,480	7,552	0	0	0	0	7,552	(9,100)	(1,548)
GST	0	0	3,224	3,224	0	0	(514)	(514)	2,710	(4,180)	(1,470)
JPM	10	0	29,142	29,152	0	0	(6,128)	(6,128)	23,024	(24,190)	(1,166)
MAC	0	0	3,792	3,792	0	(100)	0	(100)	3,692	(4,140)	(448)
MYC	0	0	1,929	1,929	0	(11)	(119)	(130)	1,799	(1,892)	(93)
RYL	1	0	0	1	0	0	0	0	1	0	1
SOG	0	0	13,270	13,270	0	(164)	(221)	(385)	12,885	(14,430)	(1,545)

Total Over the Counter	$5,175	$86	$105,032	$110,293	$(2,901)	$(1,296)	$(20,192)	$(24,389)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default . Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	73

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$45,567	$0	$0	$0	$0	$45,567
Swap Agreements	0	151	0	0	1,182	1,333

	$45,567	$151	$0	$0	$1,182	$46,900

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,175	$0	$5,175
Purchased Options	86	0	0	0	0	86
Swap Agreements	12,835	147	90,011	0	2,039	105,032

	$12,921	$147	$90,011	$5,175	$2,039	$110,293

	$58,488	$298	$90,011	$5,175	$3,221	$157,193

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$5,509	$0	$0	$0	$0	$5,509
Futures	43,087	0	0	0	2,091	45,178
Swap Agreements	0	0	0	0	136	136

	$48,596	$0	$0	$0	$2,227	$50,823

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,901	$0	$2,901
Written Options	682	273	0	111	230	1,296
Swap Agreements	3,890	470	6,369	0	9,463	20,192

	$4,572	$743	$6,369	$3,012	$9,693	$24,389

	$53,168	$743	$6,369	$3,012	$11,920	$75,212

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(2,214)	$0	$0	$0	$0	$(2,214)
Written Options	20,812	0	0	0	4	20,816
Futures	(74,016)	0	0	0	2,740	(71,276)
Swap Agreements	0	0	0	0	(11,433)	(11,433)

	$(55,418)	$0	$0	$0	$(8,689)	$(64,107)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$150	$0	$150
Purchased Options	(2,188)	0	0	237	0	(1,951)
Written Options	6,228	0	0	858	6,144	13,230
Swap Agreements	94,847	218	(5,971)	0	(247)	88,847

	$98,887	$218	$(5,971)	$1,245	$5,897	$100,276

	$43,469	$218	$(5,971)	$1,245	$(2,792)	$36,169

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$1,701	$0	$0	$0	$0	$1,701
Written Options	(389)	0	0	0	(18)	(407)
Futures	66,858	0	0	0	(150)	66,708
Swap Agreements	0	226	0	0	(7,691)	(7,465)

	$68,170	$226	$0	$0	$(7,859)	$60,537

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,836	$0	$2,836
Purchased Options	3,846	0	0	84	0	3,930
Written Options	(5,453)	232	0	(455)	(2,662)	(8,338)
Swap Agreements	82,771	116	7,870	0	(7,191)	83,566

	$81,164	$348	$7,870	$2,465	$(9,853)	$81,994

	$149,334	$574	$7,870	$2,465	$(17,712)	$142,531

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

74	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$281,925	$15,976	$297,901
Industrials	0	35,788	397	36,185
Utilities	0	61,453	0	61,453
U.S. Government Agencies	0	303,429	5,686	309,115
U.S. Treasury Obligations	0	971,953	0	971,953
Mortgage-Backed Securities	931	158,950	421	160,302
Asset-Backed Securities	0	152,273	0	152,273
Sovereign Issues	0	111,765	0	111,765
Short-Term Instruments
Certificates of Deposit	0	133,966	0	133,966
Repurchase Agreements	0	75,507	0	75,507
Short-Term Notes	0	521,562	0	521,562
Mexico Treasury Bills	0	21,352	0	21,352
Slovenia Treasury Bills	0	2,047	0	2,047
U.S. Treasury Bills	0	1,867,185	0	1,867,185
	$931	$4,699,155	$22,480	$4,722,566

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,677,099	$0	$0	$1,677,099

Total Investments	$1,678,030	$4,699,155	$22,480	$6,399,665

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	45,266	1,333	0	46,599
Over the counter	0	110,293	0	110,293
	$45,266	$111,626	$0	$156,892

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(47,739)	(136)	0	(47,875)
Over the counter	0	(23,960)	(429)	(24,389)
	$(47,739)	$(24,096)	$(429)	$(72,264)

Totals	$1,675,557	$4,786,685	$22,051	$6,484,293

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

†	All or a portion of this security is owned by PIMCO Cayman Commodity Fund III, Ltd., which is a 100% owned subsidiary of the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	75

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 88.2%

CORPORATE BONDS & NOTES 3.5%

BANKING & FINANCE 1.5%
Banco Santander Chile
1.837% due 01/19/2016	$3,600	$3,573
Dexia Credit Local S.A.
1.250% due 10/18/2016	3,500	3,512
Export-Import Bank of India
2.383% due 03/30/2016	3,000	3,015
Intesa Sanpaolo SpA
3.125% due 01/15/2016	800	819

		10,919

INDUSTRIALS 0.2%
Canadian Natural Resources Ltd.
0.609% due 03/30/2016	1,400	1,400
Russian Railways via RZD Capital PLC
5.739% due 04/03/2017	100	105

		1,505

UTILITIES 1.8%
AT&T, Inc.
0.654% due 03/30/2017	7,400	7,401
Novatek OAO via Novatek Finance Ltd.
4.422% due 12/13/2022	600	533
Petrobras Global Finance BV
2.593% due 03/17/2017	5,300	5,333
Rosneft Finance S.A.
6.625% due 03/20/2017	100	108
Rosneft Oil Co. via Rosneft International Finance Ltd.
3.149% due 03/06/2017	200	197

		13,572

Total Corporate Bonds & Notes (Cost $25,943)		25,996

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	190	151

Total Municipal Bonds & Notes (Cost $148)		151

U.S. GOVERNMENT AGENCIES 0.1%
Fannie Mae
3.930% due 02/25/2018 (a)	5,116	636

Total U.S. Government Agencies (Cost $698)		636

U.S. TREASURY OBLIGATIONS 51.1%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2016	2,225	2,287
0.125% due 04/15/2018 (f)(h)(k)	55,004	56,314
0.125% due 01/15/2022	207	203
0.125% due 07/15/2022	61,889	60,663
0.125% due 01/15/2023	58,162	56,317
0.375% due 07/15/2023	16,683	16,512
0.625% due 07/15/2021 †	4,151	4,278
0.625% due 02/15/2043	814	683
0.750% due 02/15/2042	259	226
1.125% due 01/15/2021	28,120	29,871
1.250% due 07/15/2020	5,362	5,784

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.375% due 01/15/2020	$1,082	$1,170
1.375% due 02/15/2044	100	103
1.625% due 01/15/2015	3,430	3,520
1.750% due 01/15/2028	8,150	9,037
1.875% due 07/15/2015	601	631
1.875% due 07/15/2019 (f)(i)(k)	29,597	32,976
2.000% due 07/15/2014 (i)	3,722	3,785
2.000% due 01/15/2026	6,599	7,523
2.375% due 01/15/2025	2,233	2,633
2.375% due 01/15/2027	4,042	4,803
2.500% due 01/15/2029	6,754	8,208
3.875% due 04/15/2029	2,845	4,020
U.S. Treasury Notes
0.125% due 07/31/2014 †	100	100
0.250% due 05/31/2014 †	2,700	2,701
0.250% due 06/30/2014 †	200	200
0.250% due 08/31/2014 †	3,426	3,429
0.250% due 09/15/2014 †	10,700	10,710
0.250% due 10/31/2014 †	6,708	6,715
0.250% due 11/30/2014 †	300	300
0.250% due 01/15/2015 †	14,400	14,417
0.250% due 01/31/2015 †	2,700	2,703
0.375% due 06/30/2015 (f)(i)(k)	1,810	1,815
0.500% due 08/15/2014 †	14,200	14,224
0.500% due 10/15/2014 †	4,374	4,384
0.625% due 07/15/2014 †	4,900	4,908
0.750% due 06/15/2014 †	300	300
1.000% due 05/15/2014 †	2,700	2,703
2.250% due 05/31/2014 †	1,000	1,004

Total U.S. Treasury Obligations (Cost $388,799)		382,160

MORTGAGE-BACKED SECURITIES 2.3%
Banc of America Alternative Loan Trust
0.804% due 12/25/2035	2,197	1,666
Banc of America Commercial Mortgage Trust
5.598% due 06/10/2049	300	331
Bear Stearns Adjustable Rate Mortgage Trust
5.196% due 03/25/2035	182	182
Bear Stearns Alt-A Trust
4.855% due 07/25/2035	2,063	1,718
Citigroup Mortgage Loan Trust, Inc.
2.290% due 09/25/2035	225	224
Commercial Mortgage Trust
2.365% due 02/10/2029	500	513
Countrywide Alternative Loan Trust
4.886% due 10/25/2035 ^	235	196
5.500% due 01/25/2036	917	822
6.000% due 08/25/2036	315	283
6.000% due 04/25/2037	870	739
6.250% due 11/25/2036 ^	242	213
Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 05/25/2037 ^	1,288	1,111
Deutsche ALT-A Securities, Inc.
0.454% due 04/25/2037	1,511	854
GSR Mortgage Loan Trust
2.651% due 09/25/2035	98	99
6.000% due 11/25/2035 ^	1,059	958
HarborView Mortgage Loan Trust
0.286% due 03/19/2037	2,211	1,846
IndyMac Mortgage Loan Trust
0.334% due 07/25/2047	1,209	883
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	300	330
Merrill Lynch Mortgage Investors Trust
1.596% due 10/25/2035	523	514

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048		$297	$322
5.700% due 09/12/2049		400	447
Morgan Stanley Mortgage Loan Trust
2.118% due 06/25/2036		548	532
New York Mortgage Trust
2.676% due 05/25/2036		543	489
Residential Asset Securitization Trust
0.554% due 01/25/2046 ^		945	523
6.250% due 11/25/2036		277	215
WaMu Mortgage Pass-Through Certificates
0.414% due 11/25/2045		75	70
0.444% due 10/25/2045		232	215
2.057% due 11/25/2036 ^		982	861
Wells Fargo Mortgage-Backed Securities Trust
2.483% due 12/25/2033		157	158
2.629% due 10/25/2035		269	270

Total Mortgage-Backed Securities (Cost $17,270)			17,584

ASSET-BACKED SECURITIES 1.5%
Asset-Backed Securities Corp. Home Equity Loan Trust
3.155% due 08/15/2033		232	209
Avenue CLO Ltd.
0.496% due 10/30/2017		146	146
Citibank Omni Master Trust
2.905% due 08/15/2018		4,400	4,443
Citigroup Mortgage Loan Trust, Inc.
0.294% due 05/25/2037		535	511
Four Corners CLO Ltd.
0.505% due 01/26/2020		511	507
Galaxy CLO Ltd.
0.479% due 04/25/2019		111	110
Goldentree Loan Opportunities Ltd.
0.932% due 10/18/2021		787	785
GSAMP Trust
0.314% due 05/25/2046		308	264
MASTR Asset-Backed Securities Trust
0.394% due 06/25/2036		413	225
Morgan Stanley ABS Capital, Inc. Trust
0.224% due 10/25/2036		227	132
Morgan Stanley Mortgage Loan Trust
0.384% due 02/25/2037		358	208
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.654% due 07/25/2035		300	285
Residential Asset Mortgage Products Trust
0.324% due 05/25/2036		352	347
Saxon Asset Securities Trust
0.949% due 03/25/2035		423	383
4.034% due 06/25/2033		42	42
Soundview Home Loan Trust
0.434% due 05/25/2036		500	372
1.104% due 10/25/2037		2,432	1,641
Stanfield Bristol CLO Ltd.
0.496% due 10/15/2019		124	124
Structured Asset Securities Corp.
1.655% due 04/25/2035		85	82
Wood Street CLO BV
0.666% due 03/29/2021	EUR	120	163

Total Asset-Backed Securities (Cost $10,964)			10,979

SOVEREIGN ISSUES 10.6%
Australia Government Bond
5.250% due 03/15/2019	AUD	8,100	8,129

76	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 04/21/2023	AUD	600	$620
Autonomous Community of Madrid
4.200% due 09/24/2014	EUR	500	701
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	10,300	3,283
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		84,600	33,374
10.000% due 01/01/2023		2,000	765
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (c)	EUR	10,900	15,677
2.100% due 09/15/2021 (c)		750	1,070
3.100% due 09/15/2026 (c)		105	157
5.250% due 08/01/2017		100	155
Mexico Government International Inflation Linked Bond
3.560% due 01/30/2020	MXN	18,700	1,428
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025	NZD	6,000	4,964
3.000% due 09/20/2030		800	706
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	1,300	1,948
Spain Government International Bond
3.800% due 04/30/2024		4,300	6,209
Xunta de Galicia
6.131% due 04/03/2018		100	160

Total Sovereign Issues (Cost $76,965)			79,346

		SHARES
EXCHANGE-TRADED FUNDS 2.1%
Vanguard FTSE Emerging Markets ETF		385,703	15,652

Total Exchange-Traded Funds (Cost $14,701)			15,652

REAL ESTATE INVESTMENT TRUSTS 2.6%

FINANCIALS 2.6%
Apartment Investment & Management Co. ‘A’		123,983	3,747
Equity Residential		75,197	4,361

	SHARES	MARKET VALUE (000S)
Essex Property Trust, Inc.	22,021	$3,745
Home Properties, Inc.	61,303	3,685
Post Properties, Inc.	77,195	3,790

Total Real Estate Investment Trusts (Cost $18,556)		19,328

SHORT-TERM INSTRUMENTS 14.4%

REPURCHASE AGREEMENTS (e) 3.2%
		23,788

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 9.6%
Fannie Mae
0.080% due 07/14/2014 †	$23,100	23,098
0.120% due 09/24/2014 †	8,300	8,299
Federal Home Loan Bank
0.060% due 04/10/2014 †	800	800
0.069% due 05/14/2014 †	1,600	1,600
0.083% due 05/07/2014 †	10,400	10,399
0.085% due 05/07/2014 - 07/16/2014 †	11,100	11,099
0.105% due 05/07/2014 †	7,200	7,199
Freddie Mac
0.091% due 09/15/2014 †	400	400
0.110% due 07/11/2014 †	8,000	7,999
0.133% due 07/01/2014 †	600	600

		71,493

U.S. TREASURY BILLS 1.6%
0.065% due 04/03/2014 - 03/05/2015 (b)(i)†	12,008	12,006

Total Short-Term Instruments (Cost $107,277)		107,287

Total Investments in Securities (Cost $661,321)		659,119

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 18.8%

MUTUAL FUNDS (d) 15.8%
PIMCO Emerging Markets Currency Fund	11,567,426	$117,756

Total Mutual Funds (Cost $119,141)		117,756

SHORT-TERM INSTRUMENTS 3.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.0%
PIMCO Short-Term Floating NAV Portfolio	2,781	28
PIMCO Short-Term Floating NAV Portfolio III	2,255,830	22,538

Total Short-Term Instruments (Cost $22,566)		22,566

Total Investments in Affiliates (Cost $141,707)		140,322

Total Investments 107.0% (Cost $803,028)		$799,441

Financial Derivative Instruments (g)(j) 0.2% (Cost or Premiums, net $460)		1,688

Other Assets and Liabilities, net (7.2%)		(53,921)

Net Assets 100.0%		$747,208

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Institutional Class Shares of each Fund.

(e)  REPURCHASE AGREEMENTS:

BORROWINGS AND OTHER FINANCING TRANSACTIONS

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000% †	03/31/2014	04/01/2014	$18,888	Fannie Mae 2.260% due 10/17/2022	$(19,267)	$18,888	$18,888
TDM	0.080% †	03/31/2014	04/01/2014	4,900	U.S. Treasury Notes 0.090% due 01/31/2016	(5,009)	4,900	4,900

Total Repurchase Agreements						$(24,276)	$23,788	$23,788

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	77

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
RDR	0.140%	03/20/2014	04/10/2014	$(4,318)	$(4,318)

Total Reverse Repurchase Agreements					$(4,318)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.140%	03/28/2014	04/11/2014	$(8,758)	$(8,769)
	0.180%	03/28/2014	04/04/2014	(878)	(878)
BPG	0.150%	03/31/2014	04/07/2014	(45,445)	(45,483)
GSC	0.150%	03/19/2014	04/14/2014	(22,587)	(22,625)

Total Sale-Buyback Transactions					$(77,755)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2014 was $18,072 at a weighted average interest rate of 0.124%.
(3)	Payable for sale-buyback transactions includes $83 of deferred price drop on sale-buyback transactions.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(f)	Securities with an aggregate market value of $81,736 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
PIMCO Inflation Response Multi-Asset Fund
Global/Master Repurchase Agreement
RDR	$0	$(4,318)	$0	$0	$(4,318)	$4,272	$(46)
SSB	746	0	0	0	746	(761)	(16)

Master Securities Forward Transaction Agreement
BCY	0	0	(9,647)	0	(9,647)	9,633	(14)
BPG	0	0	(45,483)	0	(45,483)	45,441	(42)
GSC	0	0	(22,625)	0	(22,625)	22,392	(233)

PIMCO Cayman Commodity Fund VII, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
SSB	18,142	0	0	0	18,142	(18,506)	(364)
TDM	4,900	0	0	0	4,900	(5,009)	(109)

Total Borrowings and Other Financing Transactions	$23,788	$(4,318)	$(77,755)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - NYMEX Brent Crude December Futures †	$95.000	11/10/2014	164	$543	$363

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME E-mini S&P 500 Index September Futures	$1,600.000	09/19/2014	320	$741	$272

78	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE SPDR S&P 500 ETF Trust	$140.000	01/17/2015	1,752	$1,116	$251

Total Purchased Options				$2,400	$886

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - COMEX Gold 100 oz. June Futures †	$1,370.000	04/24/2014	71	$(81)	$(14)
Call - COMEX Gold 100 oz. June Futures †	1,380.000	04/24/2014	32	(34)	(5)
Put - NYMEX Brent Crude December Futures †	83.000	11/10/2014	164	(205)	(110)
Put - NYMEX Brent Crude May Futures †	103.000	04/10/2014	13	(9)	(1)
Call - NYMEX Brent Crude May Futures †	111.000	04/10/2014	26	(13)	(6)
Put - NYMEX Henry Hub Natural Gas May Futures †	4.150	04/25/2014	85	(45)	(42)
Put - NYMEX Henry Hub Natural Gas May Futures †	4.200	04/25/2014	64	(54)	(40)
Call - NYMEX Henry Hub Natural Gas May Futures †	5.000	04/25/2014	15	(10)	(2)
Call - NYMEX Henry Hub Natural Gas May Futures †	5.200	04/25/2014	49	(50)	(3)
Put - NYMEX WTI Crude May Futures †	93.000	04/16/2014	52	(35)	(4)
Call - NYMEX WTI Crude May Futures †	102.000	04/16/2014	104	(60)	(135)
Put - NYMEX WTI-Brent Crude Spread December Futures †	(18.000)	11/12/2014	33	(28)	(22)
Call - NYMEX WTI-Brent Crude Spread December Futures †	(2.000)	11/12/2014	33	(24)	(30)
Call - NYMEX WTI-Brent Crude Spread June Futures †	(6.000)	05/14/2014	12	(21)	(18)
Call - NYMEX WTI-Brent Crude Spread June Futures †	(5.000)	05/14/2014	49	(39)	(54)
Put - NYMEX WTI-Brent Crude Spread June Futures †	11.000	05/14/2014	49	(39)	(26)

				$(747)	$(512)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 5-Year Note June Futures	$120.000	05/23/2014	92	$(57)	$(17)
Put - CME E-mini S&P 500 Index September Futures	1,400.000	09/19/2014	320	(295)	(92)

				$(352)	$(109)

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE SPDR S&P 500 ETF Trust	$120.000	01/17/2015	1,752	$(522)	$(104)

Total Written Options				$(1,621)	$(725)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2014	29	$(13)	$4	$0
3.5% Fuel Oil NWE Crack Spread April Futures †	Short	04/2014	1	(1)	0	0
3.5% Fuel Oil NWE Crack Spread August Futures †	Short	08/2014	1	(1)	0	0
3.5% Fuel Oil NWE Crack Spread December Futures †	Short	12/2014	1	(1)	0	0
3.5% Fuel Oil NWE Crack Spread July Futures †	Short	07/2014	1	(1)	0	0
3.5% Fuel Oil NWE Crack Spread June Futures †	Short	06/2014	1	(1)	0	0
3.5% Fuel Oil NWE Crack Spread May Futures †	Short	05/2014	1	(1)	0	0
3.5% Fuel Oil NWE Crack Spread November Futures †	Short	11/2014	1	(1)	0	0
3.5% Fuel Oil NWE Crack Spread October Futures †	Short	10/2014	1	(1)	0	0
3.5% Fuel Oil NWE Crack Spread September Futures †	Short	09/2014	1	0	0	0
30-Year Deliverable Interest Rate Swap June Futures	Short	06/2014	29	(8)	10	0
90-Day Eurodollar December Futures	Long	12/2015	289	(104)	29	0
Arabica Coffee December Futures †	Short	12/2014	40	410	35	0
Brent Crude April Futures †	Long	04/2014	1	2	0	0
Brent Crude August Futures †	Short	07/2014	511	98	138	0
Brent Crude December Futures †	Long	11/2014	834	615	21	(173)
Brent Crude December Futures †	Long	11/2015	48	55	0	(4)
Brent Crude July Futures †	Short	06/2014	328	(268)	98	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	79

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Brent Crude June Futures †	Long	05/2014	283	$(123)	$0	$(88)
Brent Crude March Futures †	Short	02/2015	618	(586)	115	(7)
Brent Crude May Futures †	Long	04/2014	168	(194)	0	(77)
Brent Crude May Futures †	Short	05/2015	96	(133)	12	0
Brent Crude October Futures †	Long	09/2014	10	(4)	0	(2)
Brent Crude September Futures †	Short	08/2014	7	(3)	0	(10)
Call Options Strike @ USD 111.000 on Brent Crude May Futures †	Short	04/2014	2	0	0	0
Canola November Futures †	Long	11/2014	105	56	0	(15)
Corn December Futures †	Long	12/2014	961	768	529	0
Corn July Futures †	Short	07/2014	544	(449)	0	(284)
Corn May Futures †	Short	05/2014	508	(1,553)	0	(254)
Corn September Futures †	Long	09/2014	157	102	84	0
Cotton No.2 December Futures †	Long	12/2014	274	271	10	0
Cotton No.2 July Futures †	Short	07/2014	274	(552)	6	(5)
Euro-Mill Wheat November Futures †	Short	11/2014	90	(87)	14	0
Euro-Rapeseed October Futures †	Short	10/2014	42	(10)	17	(9)
Gas Oil Crack Spread Swap April Futures †	Long	04/2014	1	(3)	0	(1)
Gas Oil Crack Spread Swap August Futures †	Long	08/2014	1	(2)	0	(1)
Gas Oil Crack Spread Swap December Futures †	Long	12/2014	1	(1)	0	(1)
Gas Oil Crack Spread Swap July Futures †	Long	07/2014	1	(2)	0	(1)
Gas Oil Crack Spread Swap June Futures †	Long	06/2014	1	(2)	0	(1)
Gas Oil Crack Spread Swap May Futures †	Long	05/2014	1	(3)	0	(1)
Gas Oil Crack Spread Swap November Futures †	Long	11/2014	1	(1)	0	(1)
Gas Oil Crack Spread Swap October Futures †	Long	10/2014	1	(1)	0	(1)
Gas Oil Crack Spread Swap September Futures †	Long	09/2014	1	(2)	0	(1)
Gold 100 oz. June Futures †	Long	06/2014	487	(1,592)	0	(547)
Hard Red Spring Wheat December Futures †	Long	12/2014	12	46	2	0
Hard Red Spring Wheat May Futures †	Long	05/2014	208	1,387	31	0
Henry Hub Natural Gas April Futures †	Short	03/2015	297	(98)	211	0
Henry Hub Natural Gas August Futures †	Long	07/2015	488	(583)	0	(302)
Henry Hub Natural Gas December Futures †	Long	11/2014	1,318	2,134	0	(1,371)
Henry Hub Natural Gas December Futures †	Short	12/2014	38	41	38	0
Henry Hub Natural Gas June Futures †	Short	06/2014	230	47	262	0
Henry Hub Natural Gas June Futures †	Long	06/2018	20	(2)	0	(1)
Henry Hub Natural Gas March Futures †	Short	02/2015	134	7	121	0
Henry Hub Natural Gas May Futures	Long	04/2014	6	0	0	(7)
Henry Hub Natural Gas May Futures †	Short	04/2014	1,808	1,747	2,061	0
Henry Hub Natural Gas May Futures †	Long	04/2015	488	67	0	(317)
Henry Hub Natural Gas October Futures †	Long	09/2014	810	425	0	(883)
Henry Hub Natural Gas October Futures †	Short	09/2015	488	742	298	0
Henry Hub Natural Gas Swap April Futures †	Long	03/2016	35	(14)	0	(3)
Henry Hub Natural Gas Swap April Futures †	Long	04/2018	20	(5)	0	(2)
Henry Hub Natural Gas Swap August Futures †	Long	07/2016	35	(10)	0	(3)
Henry Hub Natural Gas Swap August Futures †	Long	08/2018	18	(1)	0	(1)
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	35	11	0	(2)
Henry Hub Natural Gas Swap December Futures †	Long	12/2017	20	13	4	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2016	35	13	0	(4)
Henry Hub Natural Gas Swap February Futures †	Long	02/2018	20	8	2	0
Henry Hub Natural Gas Swap January Futures †	Long	12/2015	35	15	0	(4)
Henry Hub Natural Gas Swap January Futures †	Long	01/2018	18	10	3	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2016	35	(11)	0	(3)
Henry Hub Natural Gas Swap July Futures †	Long	07/2018	20	(1)	0	(1)
Henry Hub Natural Gas Swap June Futures †	Long	05/2016	35	(13)	0	(3)
Henry Hub Natural Gas Swap March Futures †	Long	02/2016	35	8	0	(4)
Henry Hub Natural Gas Swap March Futures †	Long	03/2018	18	(5)	0	(1)
Henry Hub Natural Gas Swap May Futures †	Long	04/2016	35	(14)	0	(3)
Henry Hub Natural Gas Swap May Futures †	Long	05/2018	18	(3)	0	(1)
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	35	(3)	0	(2)
Henry Hub Natural Gas Swap November Futures †	Long	11/2018	20	14	4	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2016	35	(9)	0	(3)
Henry Hub Natural Gas Swap October Futures †	Long	10/2018	18	4	1	0
Henry Hub Natural Gas Swap September Futures †	Long	08/2016	35	(11)	0	(3)
Henry Hub Natural Gas Swap September Futures †	Long	09/2018	20	0	0	0
LLS vs. WTI Spread Calendar Swap April Futures †	Short	04/2014	6	10	2	0
LLS vs. WTI Spread Calendar Swap June Futures †	Short	06/2014	6	6	1	0
LLS vs. WTI Spread Calendar Swap May Futures †	Short	05/2014	6	7	1	0
Robusta Coffee November Futures †	Long	11/2014	136	(141)	0	(20)
Soybean Meal July Futures †	Long	07/2014	383	934	379	0
Soybean Meal May Futures †	Short	05/2014	383	(1,054)	0	(417)
Soybean Oil December Futures †	Long	12/2014	61	(49)	0	(7)
Soybean Oil July Futures †	Short	07/2014	61	58	3	0

80	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Sugar No. 11 May Futures †	Short	04/2014	338	$(663)	$80	$0
Sugar No. 11 September Futures †	Short	09/2014	49	(10)	6	0
U.S. Treasury 5-Year Note June Futures	Long	06/2014	119	(108)	7	0
U.S. Treasury 10-Year Note June Futures	Long	06/2014	195	14	0	(36)
Wheat December Futures †	Long	12/2014	33	157	3	0
Wheat May Futures †	Short	05/2014	193	(1,224)	0	(17)
Wheat May Futures †	Short	05/2014	20	(41)	8	0
Wheat November Futures †	Short	11/2014	16	(24)	7	0
White Sugar May Futures †	Long	04/2014	338	610	0	(64)
White Sugar October Futures †	Long	09/2014	49	15	0	(4)
WTI Crude December Futures †	Long	11/2014	210	934	23	(6)
WTI Crude December Futures †	Short	11/2014	330	(671)	0	(37)
WTI Crude December Futures †	Short	11/2015	349	(405)	0	(84)
WTI Crude June Futures †	Short	05/2014	109	134	8	0
WTI Crude March Futures †	Long	02/2015	321	777	51	0
WTI Crude May Futures †	Long	04/2014	47	77	0	(4)
WTI Crude May Futures †	Long	05/2015	442	510	98	0
WTI Crude September Futures †	Long	08/2015	237	318	54	0

Total Futures Contracts				$2,800	$4,891	$(5,104)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized Appreciation	Variation Margin
							Asset	Liability
iTraxx Europe 21 5-Year Index	1.000%	06/20/2019	EUR	2,250	$38	$9	$6	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	0.750%	09/17/2015	$	43,000	$144	$46	$6	$0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		4,200	610	(160)	19	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		14,300	(16)	(601)	70	0
Receive	3-Month USD-LIBOR	3.750%	06/18/2044		300	(10)	3	1	0
Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	44,600	363	35	38	0
Receive	6-Month EUR-EURIBOR	2.750%	09/17/2044	EUR	7,500	(562)	(164)	33	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	1,090,000	(228)	(134)	11	0

						$301	$(975)	$178	$0

Total Swap Agreements						$339	$(966)	$184	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(h)	Securities with an aggregate market value of $2 have been pledged as collateral as of March 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	81

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

(i)	Securities with an aggregate market value of $8,331 and cash of $18,437 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (4)		Total	Market Value	Variation Margin Liability (4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO Inflation Response Multi-Asset Fund (5)	$523	$50	$184	$757	$(213)	$(259)	$0	$(472)
PIMCO Cayman Commodity Fund VII, Ltd. (Subsidiary) (5)	363	4,874	0	5,237	(512)	(5,118)	0	(5,630)

Total Exchange-Traded or Centrally Cleared	$886	$4,924	$184	$5,994	$(725)	$(5,377)	$0	$(6,102)

(4)	Unsettled variation margin asset of $33 and liability of $(273) for closed futures is outstanding at period end.
(5)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
BOA	04/2014			AUD	9,970	$		8,975	$0	$(271)
	04/2014	†		EUR	19,376			26,594	0	(100)
	04/2014			THB	4,113			127	0	0

BPS	04/2014	†		EUR	536			739	0	0
	05/2014		$		1,021		MXN	13,686	24	0

BRC	04/2014			EUR	225		PLN	947	3	0
	04/2014	†			4,648	$		6,460	57	0
	04/2014			INR	3,186			50	0	(3)
	04/2014			KRW	2,976,057			2,751	0	(46)
	04/2014	†	$		2,307		EUR	1,663	0	(16)
	04/2014				366		RUB	13,268	11	0
	05/2014			RUB	13,268	$		363	0	(10)
	05/2014			SEK	513			79	0	0
	07/2014		$		2,738		KRW	2,976,057	47	0

CBK	04/2014	†		EUR	73	$		100	0	0
	05/2014			JPY	22,209			218	3	0
	05/2014		$		1,189		MXN	15,726	11	0
	06/2014	†			1,341		CAD	1,488	3	0

DUB	04/2014			CLP	44,438	$		83	2	0
	04/2014			KRW	599,260			561	0	(2)
	06/2014		$		2,247		GBP	1,346	1	(6)

FBF	04/2014	†			2,410		EUR	1,733	0	(23)
	04/2014				127		THB	4,113	0	0
	07/2014			THB	4,113	$		126	0	0

GLM	04/2014			EUR	459		PLN	1,931	5	0
	06/2014	†		GBP	1,912	$		3,204	18	0

HUS	04/2014			HKD	2,257			291	0	0
	04/2014		$		1,240		EUR	899	0	(2)

JPM	04/2014			EUR	427		PLN	1,797	5	0
	04/2014	†			96	$		133	1	0
	04/2014			RUB	13,268			397	21	0
	04/2014		$		9,196		AUD	9,970	50	0
	04/2014				3,387		KRW	3,575,317	0	(27)
	04/2014				2,971		PLN	9,134	44	0
	05/2014			AUD	9,970	$		9,178	0	(50)
	07/2014			BRL	65,365			27,056	0	(1,069)
	08/2014				10,218			4,204	0	(152)

MSC	04/2014			ZAR	7,423			684	0	(20)

RBC	04/2014			CLP	18,729			35	1	0
	04/2014		$		5,440		NZD	6,320	45	0
	05/2014			NZD	6,320	$		5,428	0	(44)

RYL	04/2014				6,320			5,256	0	(229)
	04/2014	†	$		28,152		EUR	20,434	0	(1)
	05/2014	†		EUR	20,434	$		28,151	1	0

SCX	04/2014		$		291		HKD	2,257	0	0
	07/2014			HKD	2,257	$		291	0	0

82	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
UAG	04/2014		BRL	3,408	$		1,437	$0	$(65)
	04/2014		CNY	3,219			526	6	0
	04/2014		SGD	216			169	0	(2)
	04/2014	$		1,399		BRL	3,408	103	0
	05/2014			1,426			3,408	63	0

Total Forward Foreign Currency Contracts								$525	$(2,138)

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description		Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
MYC	Call - OTC Cotton No. 2 May Futures †	$	110.000	04/11/2014	$	7,300	$(8)	$(1)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014	EUR	500	$(2)	$(1)

BPS	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		900	(3)	(1)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		2,400	(8)	(7)

CBK	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		5,900	(17)	(7)

DUB	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		900	(3)	(1)

GST	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		3,000	(8)	(4)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.000%	06/18/2014		500	(1)	(1)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		900	(3)	(3)

JPM	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		1,900	(5)	(2)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		1,000	(4)	(3)

MYC	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		900	(3)	(1)

							$(57)	$(31)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC USD versus JPY	JPY	100.000	06/05/2014	$2,749	$(18)	$(13)

UAG	Call - OTC USD versus INR	INR	64.700	06/12/2014	1,857	(17)	(9)

						$(35)	$(22)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CIB	Call - OTC DJUBS Index †	139.000	05/16/2014	$6,210	$(31)	$(20)

DUB	Put - OTC DJUBS Index †	126.350	06/17/2014	162,000	(7)	(2)
	Put - OTC GOLDLNPM versus PLTMLNPM Index Spread †	0.000	10/01/2014	420	(214)	(54)
	Put - OTC GOLDLNPM versus PLTMLNPM Index Spread †	0.000	10/02/2014	70	(37)	(9)

MAC	Call - OTC DJUBS Index †	139.000	05/16/2014	3,520	(17)	(12)

					$(306)	$(97)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	TBD	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$200	$(2)	$(1)

Total Written Options						$(408)	$(152)

(1)	YOY options may have a series of expirations.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	83

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in JPY		Premiums
Balance at 03/31/2013	891	$32,378	EUR	9,200	JPY	0	$(883)
Sales	11,662	523,506		139,000		240,000	(5,759)
Closing Buys	(5,675)	(7,745)		0		0	1,076
Expirations	(3,450)	(168,243)		(129,400)		(240,000)	2,954
Exercised	(413)	(195,570)		0		0	583

Balance at 03/31/2014	3,015	$184,326	EUR	18,800	JPY	0	$(2,029)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	Pay	GOCO CAL14 Index †	$17.760	12/31/2014	900	$0	$3	$3	$0
Pay		GOCO CAL14 Index †	17.880	12/31/2014	900	0	3	3	0
Pay		HSFOCO CAL14 Index †	10.750	12/31/2014	900	0	5	5	0
Pay		HSFOCO CAL14 Index †	10.100	12/31/2014	900	0	6	6	0
Pay		LLSBRT 2Q14 Index †	2.400	06/30/2014	21,000	0	33	33	0

DUB	Pay	GOCO CAL14 Index †	17.180	12/31/2014	4,500	0	12	12	0
Pay		HSFOCO CAL14 Index †	9.880	12/31/2014	4,500	0	29	29	0
Receive		LLSBRT CAL14 Index †	10.250	12/31/2014	144,000	0	753	753	0

GST	Pay	GOCO CAL14 Index †	17.700	12/31/2014	900	0	3	3	0
Pay		GOCO CAL14 Index †	18.000	12/31/2014	1,800	0	6	6	0
Pay		HSFOCO CAL14 Index †	11.000	12/31/2014	1,800	0	10	10	0
Pay		HSFOCO CAL14 Index †	10.100	12/31/2014	900	0	6	6	0
Receive		LLSBRT CAL14 Index †	10.250	12/31/2014	27,000	0	141	141	0

JPM	Pay	LLSBRT 2Q14 Index †	2.580	06/30/2014	21,000	0	29	29	0
Receive		LLSBRT CAL14 Index †	7.100	12/31/2014	54,000	0	113	113	0

MAC	Receive	CUAC 4Q14 Index †	42.540	12/31/2014	3,780,000	0	446	446	0

						$0	$1,598	$1,598	$0

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	Russia Government International Bond	1.000%	03/20/2019	2.107%	$ 400	$(34)	$13	$0	$(21)

CBK	Russia Government International Bond	1.000%	03/20/2019	2.107%	100	(8)	3	0	(5)

						$(42)	$16	$0	$(26)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021	EUR	2,300	$(16)	$143	$127	$0
	Pay	1-Year BRL-CDI	11.470%	01/02/2017	BRL	12,900	21	(71)	0	(50)

BPS	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	200	2	15	17	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021		4,500	(11)	260	249	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		10,600	28	642	670	0
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	$	2,800	37	(125)	0	(88)

BRC	Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	1,100	1	8	9	0

84	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	200	$3	$14	$17	$0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		700	9	35	44	0

DUB	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		300	7	19	26	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021		200	1	11	12	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		400	4	14	18	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		700	9	35	44	0
	Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	500	1	3	4	0

FBF	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021	EUR	2,200	3	118	121	0

GLM	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		900	13	66	79	0

HUS	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	2,700	(2)	(20)	0	(22)
	Pay	1-Year BRL-CDI	11.470%	01/02/2017		12,400	12	(61)	0	(49)

RYL	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017	$	2,000	4	(57)	0	(53)

SOG	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023	EUR	400	5	12	17	0

UAG	Pay	1-Year BRL-CDI	10.410%	01/02/2015	BRL	200	0	0	0	0

							$131	$1,061	$1,454	$(262)

TOTAL RETURN SWAPS ON INDICES (COMMODITIES & EQUITIES)

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	DWRTFT Index	649	1-Month USD-LIBOR plus a specified spread	04/29/2014	$4,533	$38	$38	$0
	Receive	DWRTFT Index	484	1-Month USD-LIBOR plus a specified spread	04/30/2014	3,381	28	28	0
	Receive	DJUBSTR Index †	127,534	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	34,444	101	101	0

BRC	Receive	DWRTFT Index	3,069	1-Month USD-LIBOR plus a specified spread	04/29/2014	21,428	179	179	0
	Receive	DWRTFT Index	366	1-Month USD-LIBOR plus a specified spread	05/28/2014	2,553	21	21	0
	Receive	DWRTFT Index	2,756	1-Month USD-LIBOR plus a specified spread	07/31/2014	19,245	150	150	0
	Receive	DWRTFT Index	61	1-Month USD-LIBOR plus a specified spread	10/31/2014	427	5	5	0

CBK	Receive	DJUBSTR Index †	1,731	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	467	1	1	0

DUB	Receive	DJUBSGC Index †	27,172	0.160%	08/15/2014	4,685	(304)	0	(304)
	Receive	DJUBSTR Index †	36,153	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	9,764	29	29	0

GST	Receive	DWRTFT Index	526	1-Month USD-LIBOR plus a specified spread	11/28/2014	3,673	31	31	0

JPM	Receive	DJUBSF1T Index †	44,401	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	22,329	62	62	0
	Receive	DJUBSTR Index †	4,596	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	1,241	4	4	0
	Receive	JCUM3A5TR Index †	213,676	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	28,290	22	22	0
	Receive	JMABNIC0 Index †	2,596	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	1,869	19	19	0
	Receive	JMABNICP Index †	31,280	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	21,907	218	218	0
	Receive	JMCU3A3TR Index †	47,132	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	18,766	4	4	0

MAC	Receive	DJUBSTR Index †	4,021	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	1,086	4	4	0

SOG	Pay	DJUBSTR Index †	21,303	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	5,753	(17)	0	(17)

							$595	$916	$(321)

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	85

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

VARIANCE SWAPS

Counterparty	Pay/Receive Variance	Reference Entity	Variance Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	GOLDLNPM Index †	2.723%	06/05/2014	$	3,510	$0	$1	$1	$0

GST	Pay	GOLDLNPM Index †	5.176%	08/06/2014		1,070	0	25	25	0
	Pay	GOLDLNPM Index †	6.126%	11/25/2015		1,960	0	30	30	0
	Pay	S&P 500 Index	4.020%	10/17/2014		2,260	0	24	24	0
	Receive	SLVRLND Index †	10.890%	11/25/2015		1,470	0	(14)	0	(14)
	Pay	WTI Crude May Futures †	4.121%	04/16/2014		810	0	13	13	0

JPM	Pay	GOLDLNPM Index †	7.563%	09/30/2014		450	0	20	20	0

MYC	Pay	GOLDLNPM Index †	4.796%	06/04/2014		1,140	0	24	24	0
	Pay	GOLDLNPM Index †	4.840%	06/04/2014		3,180	0	69	69	0
	Pay	GOLDLNPM Index †	5.406%	04/21/2016		260	0	2	2	0
	Receive	SLVRLND Index †	9.151%	04/21/2016		200	0	2	2	0

SOG	Pay	WTI Crude May Futures †	3.881%	04/16/2014		440	0	6	6	0

							$0	$202	$216	$(14)

Total Swap Agreements							$89	$3,472	$4,184	$(623)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(k)	Securities with an aggregate market value of $1,759 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
PIMCO Inflation Response Multi-Asset Fund
BOA	$0	$0	$193	$193	$(349)	$(1)	$(71)	$(421)	$(228)	$334	$106
BPS	24	0	936	960	0	(9)	(88)	(97)	863	(640)	223
BRC	118	0	364	482	(59)	0	0	(59)	423	0	423
CBK	14	0	61	75	0	(20)	(5)	(25)	50	0	50
DUB	3	0	104	107	(8)	(1)	0	(9)	98	0	98
FBF	0	0	121	121	0	0	0	0	121	0	121
GLM	17	0	79	96	0	0	0	0	96	0	96
GST	0	0	55	55	0	(8)	0	(8)	47	(260)	(213)
HUS	0	0	0	0	(2)	0	(71)	(73)	(73)	0	(73)
JPM	120	0	0	120	(1,298)	(5)	0	(1,303)	(1,183)	1,302	119
MSC	0	0	0	0	(20)	0	0	(20)	(20)	(10)	(30)
MYC	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
RBC	46	0	0	46	(44)	0	0	(44)	2	0	2
RYL	1	0	0	1	(230)	0	(53)	(283)	(282)	124	(158)
SOG	0	0	17	17	0	0	0	0	17	0	17
UAG	172	0	0	172	(67)	(9)	0	(76)	96	0	96

PIMCO Cayman Commodity Fund VII, Ltd. (Subsidiary)
BOA	0	0	102	102	(22)	0	0	(22)	80	0	80
BRC	0	0	0	0	(16)	0	0	(16)	(16)	0	(16)
CBK	3	0	51	54	0	0	0	0	54	0	54
CIB	0	0	0	0	0	(20)	0	(20)	(20)	0	(20)
DUB	0	0	823	823	0	(65)	(304)	(369)	454	(590)	(136)
FBF	0	0	0	0	(23)	0	0	(23)	(23)	0	(23)
GLM	6	0	0	6	0	0	0	0	6	0	6
GST	0	0	234	234	0	0	(14)	(14)	220	(280)	(60)
JPM	1	0	491	492	0	0	0	0	492	(433)	59
MAC	0	0	450	450	0	(12)	0	(12)	438	(570)	(132)
MYC	0	0	97	97	0	(1)	0	(1)	96	0	96
SOG	0	0	6	6	0	0	(17)	(17)	(11)	0	(11)

Total Over the Counter	$525	$0	$4,184	$4,709	$(2,138)	$(152)	$(623)	$(2,913)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default . Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

86	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$363	$0	$523	$0	$0	$886
Futures	4,892	0	0	0	32	4,924
Swap Agreements	0	6	0	0	178	184

	$5,255	$6	$523	$0	$210	$5,994

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$525	$0	$525
Swap Agreements	2,254	0	476	0	1,454	4,184

	$2,254	$0	$476	$525	$1,454	$4,709

	$7,509	$6	$999	$525	$1,664	$10,703

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$512	$0	$196	$0	$17	$725
Futures	5,125	0	0	0	252	5,377

	$5,637	$0	$196	$0	$269	$6,102

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,138	$0	$2,138
Written Options	98	31	0	22	1	152
Swap Agreements	335	26	0	0	262	623

	$433	$57	$0	$2,160	$263	$2,913

	$6,070	$57	$196	$2,160	$532	$9,015

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$95	$0	$3	$0	$0	$98
Written Options	1,818	0	254	0	5	2,077
Futures	(11,000)	0	0	0	(580)	(11,580)
Swap Agreements	0	0	0	0	(412)	(412)

	$(9,087)	$0	$257	$0	$(987)	$(9,817)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$247	$0	$247
Purchased Options	3	0	0	24	0	27
Written Options	(2)	0	0	29	603	630
Swap Agreements	147	0	4,039	0	(124)	4,062

	$148	$0	$4,039	$300	$479	$4,966

	$(8,939)	$0	$4,296	$300	$(508)	$(4,851)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(156)	$0	$(1,184)	$0	$0	$(1,340)
Written Options	219	0	665	0	38	922
Futures	3,168	0	0	0	(192)	2,976
Swap Agreements	0	9	0	0	(964)	(955)

	$3,231	$9	$(519)	$0	$(1,118)	$1,603

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,510)	$0	$(1,510)
Purchased Options	(1)	0	0	7	0	6
Written Options	204	26	0	11	(70)	171
Swap Agreements	2,148	16	(188)	0	930	2,906

	$2,351	$42	$(188)	$(1,492)	$860	$1,573

	$5,582	$51	$(707)	$(1,492)	$(258)	$3,176

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	87

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$10,919	$0	$10,919
Industrials	0	1,505	0	1,505
Utilities	0	13,572	0	13,572
Municipal Bonds & Notes
West Virginia	0	151	0	151
U.S. Government Agencies	0	636	0	636
U.S. Treasury Obligations	0	382,160	0	382,160
Mortgage-Backed Securities	0	17,584	0	17,584
Asset-Backed Securities	0	10,979	0	10,979
Sovereign Issues	0	79,346	0	79,346
Exchange-Traded Funds	15,652	0	0	15,652
Real Estate Investment Trusts
Financials	19,328	0	0	19,328
Short-Term Instruments
Repurchase Agreements	0	23,788	0	23,788
Short-Term Notes	0	71,493	0	71,493
U.S. Treasury Bills	0	12,006	0	12,006
	$34,980	$624,139	$0	$659,119

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Affiliates, at Value
Mutual Funds	$117,756	$0	$0	$117,756
Short-Term Instruments
Central Funds Used for Cash Management Purposes	22,566	0	0	22,566
	$140,322	$0	$0	$140,322

Total Investments	$175,302	$624,139	$0	$799,441

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	5,526	435	0	5,961
Over the counter	0	4,709	0	4,709
	$5,526	$5,144	$0	$10,670

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(5,708)	(121)	0	(5,829)
Over the counter	0	(2,849)	(64)	(2,913)
	$(5,708)	$(2,970)	$(64)	$(8,742)

Totals	$175,120	$626,313	$(64)	$801,369

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

†	All or a portion of this security is owned by PIMCO Cayman Commodity Fund VII, Ltd., which is a 100% owned subsidiary of the Fund.

88	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Notes to Financial Statements

March 31, 2014

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Class D, Class A, Class B, Class C and Class R shares of seven funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

ANNUAL REPORT	MARCH 31, 2014	89

Notes to Financial Statements (Cont.)

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Fund, except the PIMCO Real Income 2019 Fund®, PIMCO Real Income 2029 Fund® and the PIMCO Real Return Asset Fund, are declared and distributed to shareholders quarterly. Dividends from net investment income, if any, of the PIMCO Real Income 2019 Fund®, PIMCO Real Income 2029 Fund® and the PIMCO Real Return Asset Fund are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

The distribution strategy of the PIMCO Real Income 2019 Fund® and PIMCO Real Income 2029 Fund® is designed to provide a monthly distribution adjusted for inflation until each Fund’s final maturity date. Each Fund’s monthly distribution will consist of its net investment income and will likely include principal from the inflation-indexed bonds that have recently matured or proceeds from the sale of securities. A portion of a monthly distribution will likely consist of a return of capital to shareholders. This means that over the life of the Fund you will likely receive a portion of your investment back as part of each monthly distribution. This also means that, the closer a new or subsequent investment is to the maturity date of the Fund, the greater the monthly distribution rate will be for that investment. This is because you will receive a greater portion of that investment back in a monthly distribution due to the shorter time horizon.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions, or short sale transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective for interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and Note 7, Principal Risks for additional details.

In June 2013, the FASB issued an ASU providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update is effective prospectively during interim or annual periods beginning on or after December 15, 2013. At this time, management is evaluating the ASU to determine whether it will impact the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

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For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, PIMCO, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the

Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

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In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options

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contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the investment advisor may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the investment advisor does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Exchange-Traded Funds  Certain Funds may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount

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of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a rate loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2014, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2014 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The PIMCO Inflation Response Multi-Asset Fund (“IRMA Fund”) may invest assets in Institutional Class shares of the Underlying PIMCO Funds. The Underlying PIMCO Funds are considered to be affiliated with the IRMA Fund. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended March 31, 2014 (amounts in thousands):

PIMCO Inflation Response Multi-Asset Fund
Underlying PIMCO Funds	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO Emerging Markets Currency Fund	$39,718	$85,077	$(5,029)	$(293)	$(1,717)	$117,756	$1,219	$0
PIMCO Short-Term Floating NAV Portfolio	28	2,000	(2,000)	0	0	28	0	0
PIMCO Short-Term Floating NAV Portfolio III	46,579	564,127	(588,200)	37	(5)	22,538	127	0
Totals	$86,325	$651,204	$(595,229)	$(256)	$(1,722)	$140,322	$1,346	$0

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the

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Notes to Financial Statements (Cont.)

Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2014 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio
Fund Name	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO Real Return Asset Fund	$43,697	$517,734	$(561,400)	$(6)	$(4)	$21	$35	$0
PIMCO RealEstateRealReturn Strategy Fund	206,889	4,037,860	(4,244,679)	(57)	(13)	0	680	0
PIMCO CommoditiesPLUS® Short Strategy Fund	1,206	6,407	(5,000)	0	0	2,613	8	0
PIMCO CommoditiesPLUS® Strategy Fund	516,330	2,128,317	(1,975,200)	(214)	(20)	669,213	1,716	0

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO Real Return Asset Fund	$0	$31,400	$(30,600)	$0	$0	$800	$0	$0
PIMCO RealEstateRealReturn Strategy Fund	0	414,238	(112,800)	5	31	301,474	38	0
PIMCO CommoditiesPLUS® Short Strategy Fund	2	0	0	0	0	2	0	0
PIMCO CommoditiesPLUS® Strategy Fund	636,926	933,330	(562,400)	(466)	496	1,007,886	2,431	0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7 Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of

Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a

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sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon

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implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Commodity Futures Contracts  Certain Funds may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Funds will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns for a Fund or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

Options on Exchange-Traded Funds  Certain Funds may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally

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cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Commodity Forward Swap Agreements  Certain Funds may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls short of the offsetting payment obligation, a Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and

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considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the

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maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Variance Swap Agreements  Certain Funds may invest in variance swap agreements to gain or mitigate exposure to the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business the Funds (or Underlying PIMCO Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Investments in Mutual Funds  To the extent that Certain Funds invest substantially all of their respective assets in certain series of PIMCO Funds and certain series of PIMCO Equity Series, each an affiliated investment company also managed by PIMCO, (“Underlying PIMCO Funds”). The risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The net asset value of each Fund will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary.

Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The investment performance depends upon how its assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Funds’ asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

In the normal course of business the Underlying PIMCO Funds trade financial instruments, and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

Market Risks  A Fund’s (or Underlying PIMCO Fund’s) investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

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Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Underlying PIMCO Fund) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

If a Fund (or Underlying PIMCO Fund) invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Underlying PIMCO Fund), or, in the case of hedging positions, that the Fund’s (or Underlying PIMCO Fund) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Underlying PIMCO Fund) investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s (or Underlying PIMCO Fund) investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund (or Underlying PIMCO Fund) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund (or Underlying PIMCO Fund) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund (or Underlying PIMCO Fund) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund (or Underlying PIMCO Fund) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Underlying PIMCO Fund) has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to a Fund (or Underlying PIMCO Fund) exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund (or Underlying PIMCO Fund) in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund (or Underlying PIMCO Fund). A Fund (or Underlying PIMCO Fund) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Underlying PIMCO Fund) would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund (or Underlying PIMCO Fund).

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All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for

ANNUAL REPORT	MARCH 31, 2014	103

Notes to Financial Statements (Cont.)

general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. BASIS FOR CONSOLIDATION FOR PIMCO COMMODITIESPLUS® SHORT STRATEGY FUND, PIMCO COMMODITIESPLUS® STRATEGY FUND AND PIMCO INFLATION RESPONSE MULTI-ASSET FUND (“Consolidated Funds”)

PIMCO Cayman Commodity Fund III, IV and VII (each a “Commodity Subsidiary”), Cayman Islands exempted companies, were incorporated as wholly owned subsidiaries acting as investment vehicles for the Consolidated Funds in order to effect certain investments for the Consolidated Funds consistent with each Consolidated Fund’s investment objectives and policies as specified in their respective prospectus and statement of additional information. Each Consolidated Funds’ investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Fund and its respective Commodity Subsidiary. The consolidated financial statements include the accounts of the Consolidated Funds and their respective Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Consolidated Funds and their respective Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that each Consolidated Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association of each Commodity Subsidiary, shares issued by each Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the respective Commodity Subsidiaries and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the respective Commodity Subsidiaries. See the table below for details regarding the structure, incorporation and relationship as of period end of each Commodity Subsidiary to its respective Consolidated Fund (amounts in thousands).

	PIMCO CommoditiesPLUS® Short Strategy Fund (the “CPSS Fund”)	PIMCO CommoditiesPLUS® Strategy Fund (the “CPS Fund”)	PIMCO Inflation Response Multi-Asset Fund (the “IRMA Fund”)
	PIMCO Cayman Commodity Fund IV, Ltd. (the “CPSS Subsidiary”)	PIMCO Cayman Commodity Fund III, Ltd. (the “CPS Subsidiary”)	PIMCO Cayman Commodity Fund VII, Ltd. (the “IRMA Subsidiary”)
Date of Incorporation	04/14/2010	04/14/2010	08/01/2011
Subscription Agreement	05/07/2010	05/07/2010	08/31/2011
Fund Net Assets	$ 10,269	$6,652,245	$ 747,208
Subsidiary % of Fund Net Assets	19.4%	20.6%	26.2%
Subsidiary Financial Statement Information
Total assets	$ 2,453	$1,504,505	$ 204,167
Total liabilities	460	135,451	8,074
Net assets	$ 1,993	$1,369,054	$ 196,093
Total income	2	2,006	153
Net investment income (loss)	(16)	(5,224)	(552)
Net realized gain (loss)	(556)	44,696	(7,768)
Net change in unrealized appreciation (depreciation)	43	158,330	4,774
Increase (decrease) in net assets resulting from operations	$ (529)	$197,802	$ (3,546)

104	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2014

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	Class P	Class D	A, B, C and R Classes
PIMCO Real Income 2019 Fund®	0.19%		0.20%	0.30%	0.35%	0.35%
PIMCO Real Income 2029 Fund®	0.19%		0.20%	0.30%	0.35%	0.35%
PIMCO Real Return Asset Fund	0.30%		0.25%	0.35%	N/A	N/A
PIMCO RealEstateRealReturn Strategy Fund	0.49%		0.25%	0.35%	0.40%	0.40%
PIMCO CommoditiesPLUS® Short Strategy Fund	0.54%		0.25%	0.35%	0.50%	0.50%
PIMCO CommoditiesPLUS® Strategy Fund	0.49%		0.25%	0.35%	0.50%	0.50%
PIMCO Inflation Response Multi-Asset Fund	0.55%	(1)	0.25%	0.35%	0.45%	0.45%

(1)	PIMCO has contractually agreed, through July 31, 2014, to waive 0.10% of the Investment Advisory Fee from 0.65%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
PIMCO RealEstateRealReturn Strategy, PIMCO CommoditiesPLUS® Short Strategy, PIMCO CommoditiesPLUS® Strategy and PIMCO Inflation Response Multi-Asset Funds	0.75%	0.25%
All other Funds	0.50%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2014, the Distributor received $18,851,245 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

ANNUAL REPORT	MARCH 31, 2014	105

Notes to Financial Statements (Cont.)

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at March 31, 2014, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO Inflation Response Multi-Asset Fund	$4

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the IRMA Fund are based upon an allocation of the IRMA Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the IRMA Fund’s assets.

PIMCO has contractually agreed, through July 31, 2014, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the IRMA Fund in an amount equal to the expenses attributable to the management fees of Underlying PIMCO Funds indirectly incurred by the IRMA Fund in connection with its investments in Underlying PIMCO Funds, to the extent the IRMA Fund’s management fees are greater than or equal to the management fees of the Underlying PIMCO Funds. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2014, the amount was $741,938.

Each Commodity Subsidiary has entered into a separate contract with PIMCO for the management of each Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and Supervisory and Administrative Fees it receives from each Commodity Subsidiary in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by each Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with each Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended March 31, 2014, the Funds below waived the following fees (amounts in thousands):

Fund Name	Waived Fees
PIMCO CommoditiesPLUS® Short Strategy Fund	$17
PIMCO CommoditiesPLUS® Strategy Fund	7,168
PIMCO Inflation Response Multi-Asset Fund	705

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

106	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2014

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2014, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Real Income 2019 Fund®	$303	$0
PIMCO Real Income 2029 Fund®	303	598
PIMCO Real Return Asset Fund	153,639	15,613
PIMCO RealEstateRealReturn Strategy Fund	1,207,213	180,069
PIMCO CommoditiesPLUS® Short Strategy Fund	346	0
PIMCO CommoditiesPLUS® Strategy Fund	440,114	1,894,200
PIMCO Inflation Response Multi-Asset Fund	163,169	3,287

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust

(including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2014, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Real Income 2019 Fund®	$6,119	$19,631	$0	$0
PIMCO Real Income 2029 Fund®	5,519	11,867	0	0
PIMCO Real Return Asset Fund	609,159	589,695	166,858	68,661
PIMCO RealEstateRealReturn Strategy Fund	3,572,525	2,106,402	559,608	408,680
PIMCO CommoditiesPLUS® Short Strategy Fund	4,448	2,245	1,645	852
PIMCO CommoditiesPLUS® Strategy Fund	1,379,150	933,221	850,689	765,230
PIMCO Inflation Response Multi-Asset Fund	451,990	199,461	353,958	141,769

ANNUAL REPORT	MARCH 31, 2014	107

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Real Income 2019 Fund®				PIMCO Real Income 2029 Fund® (1)
	Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	66	$483	123	$1,026	92	$946	271	$3,039
Class P	20	146	58	497	5	43	131	1,457
Class D	216	1,512	251	2,081	385	4,067	813	9,023
Class A	341	2,447	1,262	10,150	35	389	276	3,049
Class B	0	0	0	0	0	0	0	0
Class C	177	1,220	329	2,740	17	173	160	1,759
Issued as reinvestment of distributions
Institutional Class	44	314	59	493	38	382	35	393
Class P	13	94	23	190	6	63	13	149
Class D	49	346	63	520	38	375	29	320
Class A	182	1,273	164	1,355	11	110	9	102
Class B	0	0	0	0	0	0	0	0
Class C	42	296	41	335	4	38	3	30
Cost of shares redeemed
Institutional Class	(264)	(1,923)	(274)	(2,277)	(292)	(2,938)	(122)	(1,359)
Class P	(101)	(737)	(146)	(1,223)	(153)	(1,556)	(130)	(1,427)
Class D	(422)	(3,017)	(390)	(3,227)	(668)	(6,670)	(628)	(6,941)
Class A	(1,538)	(11,717)	(426)	(3,541)	(122)	(1,216)	(237)	(2,630)
Class B	0	0	0	0	0	0	0	0
Class C	(406)	(2,886)	(329)	(2,720)	(61)	(592)	(40)	(437)
Net increase (decrease) resulting from Fund share transactions	(1,581)	$(12,149)	808	$6,399	(665)	$(6,386)	583	$6,527

108	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2014

PIMCO Real Return Asset Fund (2)				PIMCO RealEstateRealReturn Strategy Fund (3)
Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

52,039	$436,247	23,911	$281,896	607,807	$2,627,939	80,253	$429,013
285	2,535	1,442	16,623	21,154	99,928	32,572	171,660
0	0	0	0	26,235	121,213	117,826	605,861
0	0	0	0	40,806	183,335	76,659	387,089
0	0	0	0	44	180	123	582
0	0	0	0	22,642	95,077	30,488	143,436

3,783	30,219	15,355	158,511	41,079	164,121	35,959	186,685
49	405	413	4,202	2,033	8,225	3,603	18,305
0	0	0	0	6,815	26,275	16,805	81,989
0	0	0	0	7,938	30,443	11,442	55,608
0	0	0	0	34	124	75	344
0	0	0	0	4,132	14,624	4,851	21,911

(47,271)	(392,050)	(211,063)	(2,488,947)	(161,453)	(681,662)	(375,145)	(2,051,291)
(1,387)	(12,015)	(1,633)	(18,119)	(40,718)	(175,702)	(11,007)	(57,125)
0	0	0	0	(87,141)	(370,581)	(65,303)	(325,729)
0	0	0	0	(72,524)	(296,855)	(28,816)	(144,353)
0	0	0	0	(198)	(771)	(346)	(1,651)
0	0	0	0	(31,598)	(118,518)	(5,703)	(26,435)
7,498	$65,341	(171,575)	$(2,045,834)	387,087	$1,727,395	(75,664)	$(504,101)

ANNUAL REPORT	MARCH 31, 2014	109

Notes to Financial Statements (Cont.)

	PIMCO CommoditiesPLUS® Short Strategy Fund				PIMCO CommoditiesPLUS® Strategy Fund (4)
	Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	550	$4,604	956	$7,937	126,946	$1,359,835	120,006	$1,276,704
Class P	196	1,636	35	289	182,526	1,962,651	84,543	925,537
Class D	1,706	13,951	1,074	8,935	12,706	135,792	2,255	24,408
Class A	407	3,365	174	1,447	66,831	710,934	4,537	45,673
Class C	197	1,622	16	139	1,567	16,444	405	4,333
Class R	0	0	0	0	120	1,285	22	230
Issued as reinvestment of distributions
Institutional Class	6	50	25	221	1,485	15,831	2,048	21,820
Class P	0	2	0	2	47	497	12	132
Class D	13	104	19	154	16	173	5	52
Class A	5	41	15	123	76	808	5	55
Class C	0	3	3	22	2	16	0	5
Class R	0	0	0	0	0	1	0	0
Cost of shares redeemed
Institutional Class	(524)	(4,309)	(946)	(7,836)	(60,041)	(641,911)	(183,653)	(2,017,906)
Class P	(178)	(1,428)	(32)	(255)	(74,982)	(793,056)	(6,488)	(69,080)
Class D	(1,165)	(9,360)	(1,016)	(8,394)	(3,566)	(37,799)	(2,895)	(30,495)
Class A	(350)	(2,840)	(94)	(752)	(62,302)	(683,623)	(1,580)	(16,737)
Class C	(163)	(1,325)	(12)	(94)	(507)	(5,287)	(349)	(3,643)
Class R	0	0	0	0	(24)	(255)	(15)	(152)
Net increase resulting from Fund share transactions	700	$6,116	217	$1,938	190,900	$2,042,336	18,858	$160,936

(1)

As of March 31, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 36% of the Fund. One shareholder is a related party of the Fund and comprises 24% of the Fund.*

(2)

As of March 31, 2014, three shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 76% of the Fund. Two shareholders are related parties of the Fund and comprise 65% of the Fund.*

(3)	As of March 31, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 69% of the Fund, and each of the two shareholders are related parties of the Fund.*
(4)	As of March 31, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 37% of the Fund, and each of the two shareholders are related parties of the Fund.*
(5)	As of March 31, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 32% of the Fund.
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

110	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2014

PIMCO Inflation Response Multi-Asset Fund (5)
Year Ended 03/31/2014		Year Ended 03/31/2013
Shares	Amount	Shares	Amount

63,598	$608,395	17,216	$177,344
331	3,293	464	4,770
1,565	15,161	4,304	43,976
534	5,203	1,530	15,630
191	1,846	352	3,594
20	191	0	0

238	2,237	237	2,429
2	16	1	13
7	61	10	105
2	17	13	138
0	3	2	24
0	0	0	0

(10,308)	(98,281)	(923)	(9,501)
(453)	(4,325)	(7)	(76)
(3,612)	(33,691)	(454)	(4,653)
(813)	(7,697)	(157)	(1,612)
(269)	(2,550)	(22)	(226)
0	(2)	0	0
51,033	$489,877	22,566	$231,955

ANNUAL REPORT	MARCH 31, 2014	111

Notes to Financial Statements (Cont.)

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least

90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any Investments in its respective Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

As of March 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral— Capital (4)	Qualified Late-Year Loss Deferral— Ordinary (5)
PIMCO Real Income™ 2019 Fund	$0	$0	$(227)	$(50)	$0	$0	$(56)
PIMCO Real Income™ 2029 Fund	0	0	(426)	(15)	(58)	0	0
PIMCO Real Return Asset Fund	0	0	1,005	(2,743)	(25,915)	0	0
PIMCO RealEstateRealReturn Strategy Fund	130,294	0	(111,621)	(5,714)	(71,146)	0	0
PIMCO CommoditiesPLUS™ Short Strategy Fund	0	0	38	(6)	(101)	0	(9)
PIMCO CommoditiesPLUS™ Strategy Fund	182,324	0	12,216	(4,502)	(1,576)	0	0
PIMCO Inflation Response Multi-Asset Fund	4,891	0	(6,065)	(3,208)	(2,587)	0	0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, and Lehman securities.

112	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2014

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through March 31, 2014 which the Funds elected to defer to the following taxable year pursuant to federal income tax regulations.
(5)

Specified losses realized during the period November 1, 2013 through March 31, 2014 and Ordinary losses realized during the period January 1, 2014 through March 31, 2014, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

As of March 31, 2014, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands) (6)
	03/31/2014	03/31/2015	03/31/2016	03/31/2017	03/31/2018	03/31/2019
PIMCO Real Income™ 2019 Fund	$0	$0	$0	$0	$0	$0
PIMCO Real Income™ 2029 Fund	0	0	0	0	0	0
PIMCO Real Return Asset Fund	0	0	0	0	0	0
PIMCO RealEstateRealReturn Strategy Fund*	0	0	0	8,079	49,321	0
PIMCO CommoditiesPLUS™ Short Strategy Fund	0	0	0	0	0	0
PIMCO CommoditiesPLUS™ Strategy Fund	0	0	0	0	0	0
PIMCO Inflation Response Multi-Asset Fund	0	0	0	0	0	0

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2014, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Real Income™ 2019 Fund	$0	$0
PIMCO Real Income™ 2029 Fund	58	0
PIMCO Real Return Asset Fund	17,207	8,709
PIMCO RealEstateRealReturn Strategy Fund*	8,898	4,848
PIMCO CommoditiesPLUS™ Short Strategy Fund	7	94
PIMCO CommoditiesPLUS™ Strategy Fund	24	1,552
PIMCO Inflation Response Multi-Asset Fund	1,501	1,086

(6)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)
PIMCO Real Income™ 2019 Fund	$16,897	$65	$(291)	$(226)
PIMCO Real Income™ 2029 Fund	15,507	129	(556)	(427)
PIMCO Real Return Asset Fund	527,974	8,844	(8,642)	202
PIMCO RealEstateRealReturn Strategy Fund	4,247,343	24,041	(139,159)	(115,118)
PIMCO CommoditiesPLUS™ Short Strategy Fund	10,308	52	(3)	49
PIMCO CommoditiesPLUS™ Strategy Fund	6,382,485	20,832	(3,653)	17,179
PIMCO Inflation Response Multi-Asset Fund	807,898	6,410	(14,867)	(8,457)

(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities (TIPS), and sale/buyback transactions.

ANNUAL REPORT	MARCH 31, 2014	113

Notes to Financial Statements (Cont.)

March 31, 2014

For the fiscal years ended March 31, 2014 and March 31, 2013, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2014			March 31, 2013
	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)
PIMCO Real Income™ 2019 Fund	$0	$504	$2,471	$214	$440	$2,991
PIMCO Real Income™ 2029 Fund	150	0	1,007	205	204	736
PIMCO Real Return Asset Fund	25,087	4,482	1,245	110,670	57,627	0
PIMCO RealEstateRealReturn Strategy Fund	243,259	11,968	0	366,412	18,607	0
PIMCO CommoditiesPLUS™ Short Strategy Fund	206	0	0	916	0	0
PIMCO CommoditiesPLUS™ Strategy Fund	24,059	1,581	0	25,812	738	0
PIMCO Inflation Response Multi-Asset Fund	2,347	0	0	2,730	0	0

(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

114	PIMCO REAL RETURN STRATEGY FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Real Income 2019 Fund®, PIMCO Real Income 2029 Fund®, PIMCO Real Return Asset Fund, PIMCO RealEstateRealReturn Strategy Fund, PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO Inflation Response Multi-Asset Fund (seven series of PIMCO Funds, hereinafter referred to as the “Funds”) at March 31, 2014, the results of each of their operations and the changes in each of their net assets, the cash flows for PIMCO Real Return Asset Fund and PIMCO RealEstateRealReturn Strategy Fund, and the financial highlights of the Funds for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements (consolidated financial statements for PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO Inflation Response Multi-Asset Fund) and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2014

ANNUAL REPORT	MARCH 31, 2014	115

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	DUB	Deutsche Bank AG	MAC	Macquarie Bank Limited
BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.
BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.
BOS	Banc of America Securities LLC	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	GRE	RBS Securities, Inc.	RDR	RBC Dain Rausher, Inc.
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BSN	Bank of Nova Scotia	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SSB	State Street Bank and Trust Co.
CIB	Canadian Imperial Bank of Commerce	JPM	JPMorgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
DEU	Deutsche Bank Securities, Inc.	JPS	JPMorgan Securities, Inc.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	RUB	Russian Ruble
BRL	Brazilian Real	INR	Indian Rupee	SEK	Swedish Krona
CAD	Canadian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	THB	Thai Baht
CNY	Chinese Renminbi	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand
GBP	British Pound	PLN	Polish Zloty

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	CME	Chicago Mercantile Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	COMEX	Commodity Exchange, Inc.	OTC	Over the Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	DJUBSHG	Dow Jones-UBS Copper Sub-Index	JMABNIC0	JPMorgan Nic 0 Custom Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	DJUBSTR	Dow Jones-UBS Commodity Index Total Return	JMABNICP	JPMorgan Nic P Custom Index
CSIXTR	Credit Suisse U.S. Dollar Total Return Index	DWRTFT	Dow Jones Wilshire REIT Total Return Index	JMCU3A3TR	JP Morgan Custom F3 Index TR
CUAC 1Q15	1st Quarter of 2015 Corn-Ethanol Spread Calendar Swap	FRCPXTOB	France Consumer Price ex-Tobacco Index	LLSBRT CAL14	2014 Iis-Brent Spread Calendar Swap
CUAC 4Q14	4th Quarter of 2014 Corn-Ethanol Spread Calendar Swap	GOCO CAL14	2014 Gasoil Crack Calendar Swap	NGCAL19	Natural Gas Calendar 2019
DJUBS	Dow Jones-UBS Commodity Index	GOLDLNPM	London Gold Market Fixing Ltd. PM	PLTMLNPM	London Platinum & Palladium Market PM Fix
DJUBSCOT	Dow Jones-UBS Brent Crude TR	HSFOCO CAL14	2014 High Sulfur Fuel Oil-Brent Spread Calendar Swap	SLVRLND	London Silver Market Fixing Ltd.
DJUBSF1T	Dow Jones-UBS Commodity Index 1-Month Forward Total Return	JCUM3A5TR	JP Morgan Custom F5 Index TR	SPGCICP	S&P Goldman Sachs Commodity Copper Excess Return Index
DJUBSF3T	Dow Jones-UBS 3-Month Forward Total Return Commodity	JETNWE CAL14	2014 Calendar NWE CIF Jet Fuel	ULSDNWE CAL14	2014 Calendar Ultra-Low Sulfur Diesel NWE
DJUBSGC	Dow Jones-UBS Gold Sub-Index	JMABDCO1	JPMorgan Custom Brent G1 Index

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	RMBS	Residential Mortgage-Backed Security
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	TBD	To Be Determined
BBSW	Bank Bill Swap Reference Rate	NCUA	National Credit Union Administration	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	oz.	Ounce	WTI	West Texas Intermediate
CDO	Collateralized Debt Obligation	RBOB	Reformulated Blendstock for Oxygenate Blending	YOY	Year-Over-Year

116	PIMCO REAL RETURN STRATEGY FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2014) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of each Funds’ fiscal 2013 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2014 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO Real Income™ 2019 Fund	0.00%	0.00%	$479	$0
PIMCO Real Income™ 2029 Fund	0.00%	0.00%	491	0
PIMCO Real Return Asset Fund	0.00%	0.00%	8,762	17,570
PIMCO RealEstateRealReturn Strategy Fund	0.00%	0.00%	28,673	26,592
PIMCO CommoditiesPLUS™ Short Strategy Fund	0.00%	0.00%	55	0
PIMCO CommoditiesPLUS™ Strategy Fund	0.00%	0.00%	18,439	1,955
PIMCO Inflation Response Multi-Asset Fund	0.00%	0.00%	1,697	650

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2014, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2014.

ANNUAL REPORT	MARCH 31, 2014	117

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	02/1992 to Present	Managing Director and member of Executive Committee, PIMCO.	171	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	171	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	04/1987 to 02/1993 and 02/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	07/1993 to 02/1995 and 08/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

118	PIMCO REAL RETURN STRATEGY FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	04/1987 to Present	Managing Director and Chief Investment Officer, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	MARCH 31, 2014	119

Privacy Policy

(Unaudited)

The Funds1,2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any investment fund managed by the Adviser in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

120	PIMCO REAL RETURN STRATEGY FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2014

Short Duration Strategy Funds

PIMCO Government Money Market Fund

PIMCO Low Duration Fund

PIMCO Low Duration Fund II

PIMCO Low Duration Fund III

PIMCO Money Market Fund

PIMCO Short Asset Investment Fund

PIMCO Short-Term Fund

Share Classes

■	Institutional
■	M
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the past twelve months, investors faced periods of heightened market volatility brought on by uncertainty around monetary and fiscal policy, geopolitical issues in the Middle East and Ukraine, and growing concern over China’s economic health.

Beginning in mid-May 2013 conditions in financial markets deteriorated as investors reacted to signals by the Federal Reserve (“Fed”) that it might begin to slow the pace of its quantitative easing (“QE”) asset purchase program. The shift in tone fueled a broad-based sell-off within fixed income assets throughout most of the summer, reducing market liquidity and pushing yields higher across the risk spectrum.

In September 2013, then-Fed Chairman Ben Bernanke clarified the central bank’s commitment to maintain its asset purchases of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero to 25 basis point range. The Fed also announced its intent to delay any tapering until more convincing indicators of economic growth become apparent, and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore moving higher) and a rally across most equity markets.

By October 2013, investors were once again kept on edge due to the partial shutdown of the U.S. government that began during the first week of October, and the debt ceiling negotiations between the White House and Congress. Investors were relieved by the last-minute deal announced on October 17 to reopen the U.S. government and raise the debt ceiling. Towards the latter part of December 2013, the Fed announced that beginning in January it would gradually exit its bond-buying program. While the markets had months to prepare for the announcement, equities and prices on other risk assets surged while bond yields drifted higher.

More recently in March 2014, Janet Yellen, making her first official statement since becoming Fed Chair the month before, alluded to the possibility of earlier-than-expected hikes in the Federal Funds Rate. Her comments caused a spike in short-term yields, contributing to bond market volatility and a steepening yield curve.

Overseas, European economies continued to stabilize, but concerns rose in Asia, especially over China’s economic health. In addition to weaker economic data, China experienced its first-ever corporate default, exposing cracks in the country’s vast and overleveraged shadow banking system. Weaker economic data in Japan weighed on Japanese equity markets, while geopolitical concerns in Ukraine over Russia’s annexation of Crimea also caused investor jitters.

Highlights of our twelve-month reporting period include:

■

U.S. Treasuries posted negative returns, as measured by the Barclays U.S. Treasury Index, which declined 1.26%. Concerns over declining global liquidity, economic weakness in China, and uncertainty surrounding Ukraine contributed to demand for safe-haven assets during the latter part of the period. U.S. Treasuries also gave back some price gains in March 2014 as markets reacted to comments made by Fed Chair Janet Yellen regarding the timing of future Federal Funds Rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.72% at the end of the reporting period, compared with 1.85% on March 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted a negative return of 6.49%, as represented by the Barclays U.S. TIPS Index, and underperformed nominal U.S. Treasuries as breakeven inflation levels generally narrowed. Although inflation is expected to move higher as the U.S. economy improves, core inflation still remains exceptionally low by historical standards. Shorter-maturity U.S. TIPS lagged the broader TIPS market late in the reporting period as the positive effects from the commodity rally in the first quarter of 2014 was partially offset by financial markets pricing in a faster-than-expected pace of Fed tapering. Diversified commodities posted negative returns for the overall reporting period, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 2.10%.

2	PIMCO SHORT DURATION STRATEGY FUNDS

■

Agency mortgage-backed securities (“MBS”) posted positive returns for the reporting period and outperformed like-duration U.S. Treasuries. However, the Fed’s tapering of Agency MBS during the first quarter of 2014 and the rise in interest rates during the summer of 2013 negatively impacted lower coupon 30-year MBS, with these securities underperforming like-duration U.S. Treasuries. At the current pace of quantitative easing, the Federal Reserve has outlined plans to conduct $25 billion in net MBS purchases in April versus $40 billion per month in 2013. Non-Agency MBS performance was strong as the sector continued to benefit from improving housing fundamentals and limited outstanding supply.

■

The U.S. investment grade credit market returned 1.02%, as measured by the Barclays U.S. Credit Index. Spreads narrowed to the lowest level since mid-2007, amid improving global growth fundamentals. The high yield sector posted positive returns, benefiting from an idyllic mix of robust inflows and light new supply during the reporting period. Bank loans also posted relatively healthy returns as investor demand for less interest rate sensitive assets remained strong.

■

Tax-exempt municipal bonds returned 0.39%, as represented by the Barclays Municipal Bond Index. Municipal bond market returns were driven by coupon income as municipal yields moved higher with U.S. Treasury rates. Municipal market demand exhibited weakness throughout the last three quarters of 2013, as municipal mutual funds recorded over $63 billion of outflows. This was somewhat mitigated by low supply conditions, as primary new issue supply declined year-over-year, driven by a deterioration of refunding volume in the higher interest rate environment. Taxable municipal bonds, as represented by the Barclays Municipal Taxable Index, declined 1.17% over the reporting period.

■

Emerging markets (“EM”) external debt outperformed U.S. Treasuries during the reporting period as carry mitigated moderate spread widening and rising U.S. Treasury yields. EM local debt, however, underperformed U.S. Treasuries due to weaker EM currencies and a rise in yields which weighed on returns for EM local assets.

■

U.S. equities returned 21.86%, as measured by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 19.07%. The rally in developed market equities was encouraged by increased risk taking among investors in their search for higher-returning assets, and signs of continuing economic growth in the U.S. and Europe. However, emerging market equities, as measured by the MSCI Emerging Markets Index, declined 1.43% as investors generally shunned EM equities in favor of their developed market counterparts.

On the following pages of this PIMCO Funds Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected performance over the twelve-month reporting period ended March 31, 2014.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds May 21, 2014

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2014	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart

4	PIMCO SHORT DURATION STRATEGY FUNDS

measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at the end of the fifth year (or sixth year for certain Funds). As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. (These charges do not apply to the PIMCO Government Money Market Fund or PIMCO Money Market Fund.) The Cumulative Returns Chart reflects only Institutional Class performance (or Class M in the case of the PIMCO Government Money Market Fund).

Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class (or Class M) performance due to the lower expenses paid by Institutional Class (or Class M) shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund (or Class M) commenced operations. The minimum initial investment amount for Institutional Class, Class M, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class M	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO Government Money Market Fund	01/27/09	—	01/27/09	05/14/09	—	—	05/14/09	—	05/14/09	—
PIMCO Low Duration Fund	05/11/87	05/11/87	—	04/30/08	01/03/95	04/08/98	01/13/97	01/13/97	01/13/97	12/31/02
PIMCO Low Duration Fund II	10/31/91	10/31/91	—	12/31/09	02/02/98	—	—	—	—	—
PIMCO Low Duration Fund III	12/31/96	12/31/96	—	11/19/10	03/19/99	—	—	—	—	—
PIMCO Money Market Fund	03/01/91	03/01/91	—	—	01/25/95	—	01/13/97	01/13/97	01/13/97	—
PIMCO Short Asset Investment Fund	05/31/12	05/31/12	—	05/31/12	05/31/12	05/31/12	05/31/12	—	—	—
PIMCO Short-Term Fund	10/07/87	10/07/87	—	04/30/08	02/01/96	04/08/98	01/20/97	01/20/97	01/20/97	12/31/02

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares (or Class M shares in the case of the PIMCO Government Money Market Fund). The prior Institutional Class (or Class M) performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2014	5

PIMCO Government Money Market Fund

Class M - PGFXX	Class A - AMAXX
Class P - PGPXX	Class C - AMGXX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Treasury Repurchase Agreements	60.7%
Government Agency Repurchase Agreements	23.4%
Treasury Debt	12.9%
Government Agency Debt	3.0%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	7-Day Yield	30-Day Yield	1 Year	5 Years	Fund Inception (01/27/09)
PIMCO Government Money Market Fund Class M	0.00%	0.00%	0.01%	0.07%	0.07%
PIMCO Government Money Market Fund Class P	0.00%	0.00%	0.01%	0.05%	0.05%
PIMCO Government Money Market Fund Class A	0.00%	0.00%	0.01%	0.04%	0.04%
PIMCO Government Money Market Fund Class C	0.00%	0.00%	0.01%	0.04%	0.04%
Citi 3-Month Treasury Bill Index	—	—	0.05%	0.09%	0.09%	*
Lipper Institutional U.S. Government Money Markets Funds Average	—	—	0.01%	0.03%	0.04%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 01/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.18% for Class M shares, 0.28% for Class P shares, 0.33% for Class A shares, and 0.33% for Class C shares.

Money market funds are not insured or guaranteed by FDIC or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields are computed by SEC-prescribed calculations and are subject to change.

Portfolio Insights

»

The PIMCO Government Money Market Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund may invest in the following: U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities) and repurchase agreements secured by such obligations.

»	The Fund had a focus on high-quality and short-maturity assets during the reporting period.

»	The Fund’s weighted average maturity remained steady over the reporting period as very short-term interest rates remained low.

»	The Fund maintained its exposure to Agency securities as they provided incremental yield above short-dated U.S. Treasuries.

»	The Fund increased its holdings of collateralized repurchase agreements in order to maintain a stable net asset value (“NAV”) and liquidity profile.

6	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Low Duration Fund

Institutional Class - PTLDX	Class A - PTLAX
Class P - PLDPX	Class B - PTLBX
Administrative Class - PLDAX	Class C - PTLCX
Class D - PLDDX	Class R - PLDRX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

U.S. Treasury Obligations	22.8%
Corporate Bonds & Notes	18.9%
U.S. Government Agencies	18.6%
Short-Term Instruments	15.1%
Mortgage-Backed Securities	9.5%
Sovereign Issues	8.6%
Other	6.5%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Low Duration Fund Institutional Class	0.09%	5.30%	3.91%	6.13%
PIMCO Low Duration Fund Class P	-0.01%	5.19%	3.80%	6.05%
PIMCO Low Duration Fund Administrative Class	-0.16%	5.03%	3.65%	5.87%
PIMCO Low Duration Fund Class D	-0.20%	4.99%	3.59%	5.83%
PIMCO Low Duration Fund Class A	-0.25%	4.92%	3.50%	5.66%
PIMCO Low Duration Fund Class A (adjusted)	-2.50%	4.44%	3.26%	5.54%
PIMCO Low Duration Fund Class B	-1.00%	4.14%	2.96%	5.46%
PIMCO Low Duration Fund Class B (adjusted)	-5.92%	3.79%	2.96%	5.46%
PIMCO Low Duration Fund Class C	-0.55%	4.57%	3.07%	5.17%
PIMCO Low Duration Fund Class C (adjusted)	-1.54%	4.57%	3.07%	5.17%
PIMCO Low Duration Fund Class R	-0.50%	4.66%	3.24%	5.40%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.38%	1.10%	2.48%	5.10%
Lipper Short Investment Grade Debt Funds Average	0.55%	3.45%	2.66%	5.00%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares, 5.00% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.46% for Institutional Class shares, 0.56% for Class P shares, 0.71% for Administrative Class shares, 0.75% for Class D shares, 0.80% for Class A shares, 1.55% for Class B shares, 1.10% for Class C shares, and 1.05% for Class R shares.

Portfolio Insights

»

The PIMCO Low Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An overweight duration position (or sensitivity to changes in market interest rates) detracted from performance as U.S. Treasury yields rose across much of the yield curve during the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities detracted from performance as inflation expectations, measured by breakeven inflation rates, declined over the reporting period.

»	Exposure to non-Agency mortgages benefited performance as prices on these securities generally rose during the reporting period.

»	Exposure to high yield corporate securities contributed to performance as this sector generated positive returns during the reporting period.

»	Exposure to Italian duration added to performance as Italian yields declined over the reporting period.

»	Long exposure to the Brazilian real during the second and third quarters of 2013 detracted from performance as the Brazilian real depreciated against the U.S. dollar during this time period.

»	Long exposure to Brazilian duration detracted from performance as interest rates in Brazil rose during the reporting period.

ANNUAL REPORT	MARCH 31, 2014	7

PIMCO Low Duration Fund II

Institutional Class - PLDTX	Administrative Class - PDFAX
Class P - PDRPX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

U.S. Government Agencies	26.0%
Corporate Bonds & Notes	22.9%
Mortgage-Backed Securities	16.0%
U.S. Treasury Obligations	13.5%
Short-Term Instruments	13.1%
Asset-Backed Securities	8.5%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (10/31/91)
PIMCO Low Duration Fund II Institutional Class	0.19%	4.11%	3.35%	4.86%
PIMCO Low Duration Fund II Class P	0.09%	4.00%	3.24%	4.76%
PIMCO Low Duration Fund II Administrative Class	-0.06%	3.85%	3.09%	4.60%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.38%	1.10%	2.48%	4.31%
Lipper Short Investment Grade Debt Funds Average	0.55%	3.45%	2.66%	4.36%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares, 0.60% for Class P shares, and 0.75% for Administrative Class shares.

Portfolio Insights

»

The PIMCO Low Duration Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated A or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

»	An overweight duration position (or sensitivity to changes in market interest rates) detracted from performance as U.S. Treasury yields rose across much of the yield curve during the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities detracted from performance as inflation expectations, measured by breakeven inflation rates, declined over the reporting period.

»	Exposure to investment grade corporates benefited performance as this sector posted positive returns during the reporting period.

»	Exposure to non-Agency mortgages benefited performance as prices on these securities generally rose during the reporting period.

»	Exposure to Agency mortgages benefited performance as subsectors of the Agency market posted positive returns during the reporting period.

8	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Low Duration Fund III

Institutional Class - PLDIX	Administrative Class - PDRAX
Class P - PLUPX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

U.S. Government Agencies	23.5%
Corporate Bonds & Notes	23.5%
Short-Term Instruments	17.1%
U.S. Treasury Obligations	11.1%
Sovereign Issues	10.3%
Mortgage-Backed Securities	7.7%
Asset-Backed Securities	5.8%
Other	1.0%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
PIMCO Low Duration Fund III Institutional Class	0.13%	5.34%	3.70%	4.67%
PIMCO Low Duration Fund III Class P	0.03%	5.23%	3.60%	4.57%
PIMCO Low Duration Fund III Administrative Class	-0.12%	5.08%	3.45%	4.41%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.38%	1.10%	2.48%	3.83%
Lipper Short Investment Grade Debt Funds Average	0.55%	3.45%	2.66%	3.82%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares, 0.60% for Class P shares, and 0.75% for Administrative Class shares.

Portfolio Insights

»

The PIMCO Low Duration Fund III seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, with prohibitions on firms engaged in certain socially sensitive practices. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An overweight duration position (or sensitivity to changes in market interest rates) detracted from performance as U.S. Treasury yields rose across much of the yield curve during the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities detracted from performance as inflation expectations, measured by breakeven inflation rates, declined over the reporting period.

»	Exposure to investment grade corporates benefited performance as this sector posted positive returns during the reporting period.

»	Exposure to non-Agency mortgages benefited performance as prices on these securities generally rose during the reporting period.

»	Exposure to high yield securities contributed to performance as the sector posted positive returns during the reporting period.

»	Exposure to Italian duration added to performance as Italian yields declined over the reporting period.

»	Long exposure to the Brazilian real during the second and third quarters of 2013 detracted from performance as the real Brazilian depreciated against the U.S. dollar during this time period.

»	Long exposure to Brazilian duration detracted from performance as interest rates in Brazil rose during the reporting period.

ANNUAL REPORT	MARCH 31, 2014	9

PIMCO Money Market Fund

Institutional Class - PMIXX	Class B - PYCXX
Administrative Class - PMAXX	Class C - PKCXX
Class A - PYAXX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Treasury Repurchase Agreements	73.8%
Treasury Debt	12.4%
Government Agency Repurchase Agreements	10.4%
Government Agency Debt	3.4%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	7-Day Yield	30-Day Yield	1 Year	5 Years	10 Years	Fund Inception (03/01/91)
PIMCO Money Market Fund Institutional Class	0.00%	0.00%	0.01%	0.06%	1.62%	3.05%
PIMCO Money Market Fund Administrative Class	0.00%	0.01%	0.01%	0.05%	1.49%	2.85%
PIMCO Money Market Fund Class A	0.00%	0.00%	0.01%	0.05%	1.49%	2.83%
PIMCO Money Market Fund Class B	0.00%	0.00%	0.01%	0.05%	1.22%	2.55%
PIMCO Money Market Fund Class C	0.00%	0.00%	0.01%	0.05%	1.49%	2.84%
Citi 3-Month Treasury Bill Index	—	—	0.05%	0.09%	1.56%	3.03%	*
Lipper Institutional Money Market Funds Average	—	—	0.02%	0.07%	1.66%	3.15%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 02/28/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.32% for Institutional Class shares, 0.32% for Administrative Class shares, 0.47% for Class A shares, 0.47% for Class B shares, and 0.47% for Class C shares.

Money market funds are not insured or guaranteed by FDIC or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields are computed by SEC-prescribed calculations and are subject to change.

Portfolio Insights

»

The PIMCO Money Market Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by complying with the quality, maturity and diversification of securities requirements applicable to money market funds.

»	The Fund had a focus on high-quality and short-maturity assets during the reporting period.

»	The Fund’s weighted average maturity remained relatively stable over the reporting period as very short-term interest rates remained low.

»	The Fund increased its holdings of collateralized repurchase agreements in order to maintain a stable net asset value (“NAV”) and liquidity profile.

»	The Fund increased its exposure to Agency securities as they provided incremental yield above short-dated U.S. Treasuries.

10	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Short Asset Investment Fund

Institutional Class - PAIDX	Class D - PAIUX
Class P - PAIPX	Class A - PAIAX
Administrative Class - PAIQX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Corporate Bonds & Notes	56.8%
Asset-Backed Securities	10.2%
Sovereign Issues	9.3%
Municipal Bonds & Notes	7.0%
Mortgage-Backed Securities	6.2%
Short-Term Instruments	5.9%
Other	4.6%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	Fund Inception (05/31/12)
PIMCO Short Asset Investment Fund Institutional Class	0.78%	1.40%
PIMCO Short Asset Investment Fund Class P	0.68%	1.30%
PIMCO Short Asset Investment Fund Administrative Class	0.53%	1.15%
PIMCO Short Asset Investment Fund Class D	0.43%	1.06%
PIMCO Short Asset Investment Fund Class A	0.43%	1.05%
PIMCO Short Asset Investment Fund Class A (adjusted)	-1.82%	-0.19%
Citi 3-Month Treasury Bill Index	0.05%	0.06%
Lipper Short Investment Grade Debt Funds Average	0.55%	1.49%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.38% for Institutional Class shares, 0.48% for Class P shares, 0.63% for Administrative Class shares, 0.73% for Class D shares, and 0.73% for Class A shares.

Portfolio Insights

»

The PIMCO Short Asset Investment Fund seeks maximum current income, consistent with daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	The Fund had an overweight duration position (or sensitivity to changes in market interest rates) which benefited performance as short-term yields declined over the reporting period.

»	Exposure to the investment grade corporate sector benefited performance as the sector generally posted positive returns during the reporting period.

»	Exposure to government-related securities benefited performance due to security selection and carry (or incremental yield).

ANNUAL REPORT	MARCH 31, 2014	11

PIMCO Short-Term Fund

Institutional Class - PTSHX	Class A - PSHAX
Class P - PTSPX	Class B - PTSBX
Administrative Class - PSFAX	Class C - PFTCX
Class D - PSHDX	Class R - PTSRX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Corporate Bonds & Notes	61.9%
Sovereign Issues	8.6%
Mortgage-Backed Securities	8.2%
Asset-Backed Securities	7.2%
Short-Term Instruments	6.1%
U.S. Government Agencies	5.7%
Other	2.3%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (10/07/87)
PIMCO Short-Term Fund Institutional Class	1.00%	2.70%	2.77%	4.71%
PIMCO Short-Term Fund Class P	0.90%	2.60%	2.67%	4.63%
PIMCO Short-Term Fund Administrative Class	0.75%	2.45%	2.52%	4.45%
PIMCO Short-Term Fund Class D	0.75%	2.43%	2.48%	4.42%
PIMCO Short-Term Fund Class A	0.75%	2.40%	2.45%	4.33%
PIMCO Short-Term Fund Class A (adjusted)	-1.52%	1.94%	2.22%	4.25%
PIMCO Short-Term Fund Class B	0.04%	1.68%	1.93%	4.12%
PIMCO Short-Term Fund Class B (adjusted)	-4.95%	1.30%	1.93%	4.12%
PIMCO Short-Term Fund Class C	0.45%	2.10%	2.14%	4.02%
PIMCO Short-Term Fund Class C (adjusted)	-0.55%	2.10%	2.14%	4.02%
PIMCO Short-Term Fund Class R	0.50%	2.15%	2.19%	4.16%
Citi 3-Month Treasury Bill Index	0.05%	0.09%	1.56%	3.61%	*
Lipper Ultra-Short Obligation Funds Average	0.45%	1.53%	1.94%	4.83%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 09/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares, 5.00% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.46% for Institutional Class shares, 0.56% for Class P shares, 0.71% for Administrative Class shares, 0.71% for Class D shares, 0.71% for Class A shares, 1.46% for Class B shares, 1.01% for Class C shares, and 0.96% for Class R shares.

Portfolio Insights

»

The PIMCO Short-Term Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Exposure to investment grade corporate spread duration (or sensitivity to changes in credit spreads) benefited performance due to narrowing corporate spreads during the reporting period.

»	Exposure to non-Agency mortgage-backed securities benefited performance as prices on these securities generally rose during the reporting period.

»	An allocation to high yield credit benefited performance as the sector generally posted positive returns during the reporting period.

»	Exposure to Mexican interest rates added to performance as short-term yields in Mexico fell over the reporting period.

»	Short currency positions in the euro and British pound sterling detracted from performance as these currencies appreciated against the U.S. dollar over the reporting period.

12	PIMCO SHORT DURATION STRATEGY FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2013 to March 31, 2014 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Government Money Market Fund
Class M	$1,000.00	$1,000.10	$0.45	$1,000.00	$1,024.48	$0.45	0.09%
Class P	1,000.00	1,000.10	0.45	1,000.00	1,024.48	0.45	0.09
Class A	1,000.00	1,000.10	0.35	1,000.00	1,024.58	0.35	0.07
Class C	1,000.00	1,000.10	0.40	1,000.00	1,024.53	0.40	0.08
PIMCO Low Duration Fund
Institutional Class	$1,000.00	$1,010.80	$2.31	$1,000.00	$1,022.64	$2.32	0.46%
Class P	1,000.00	1,010.30	2.81	1,000.00	1,022.14	2.82	0.56
Administrative Class	1,000.00	1,009.50	3.56	1,000.00	1,021.39	3.58	0.71
Class D	1,000.00	1,009.30	3.76	1,000.00	1,021.19	3.78	0.75
Class A	1,000.00	1,009.10	4.01	1,000.00	1,020.94	4.03	0.80
Class B	1,000.00	1,005.30	7.75	1,000.00	1,017.20	7.80	1.55
Class C	1,000.00	1,007.50	5.51	1,000.00	1,019.45	5.54	1.10
Class R	1,000.00	1,007.80	5.26	1,000.00	1,019.70	5.29	1.05
PIMCO Low Duration Fund II
Institutional Class	$1,000.00	$1,010.60	$2.51	$1,000.00	$1,022.44	$2.52	0.50%
Class P	1,000.00	1,010.10	3.01	1,000.00	1,021.94	3.02	0.60
Administrative Class	1,000.00	1,009.30	3.76	1,000.00	1,021.19	3.78	0.75

ANNUAL REPORT	MARCH 31, 2014	13

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Low Duration Fund III
Institutional Class	$1,000.00	$1,011.90	$2.51	$1,000.00	$1,022.44	$2.52	0.50%
Class P	1,000.00	1,011.40	3.01	1,000.00	1,021.94	3.02	0.60
Administrative Class	1,000.00	1,010.60	3.76	1,000.00	1,021.19	3.78	0.75
PIMCO Money Market Fund
Institutional Class	$1,000.00	$1,000.00	$0.40	$1,000.00	$1,024.53	$0.40	0.08%
Administrative Class	1,000.00	1,000.00	0.40	1,000.00	1,024.53	0.40	0.08
Class A	1,000.00	1,000.00	0.40	1,000.00	1,024.53	0.40	0.08
Class B	1,000.00	1,000.00	0.40	1,000.00	1,024.53	0.40	0.08
Class C	1,000.00	1,000.00	0.40	1,000.00	1,024.53	0.40	0.08
PIMCO Short Asset Investment Fund
Institutional Class	$1,000.00	$1,004.20	$1.25	$1,000.00	$1,023.68	$1.26	0.25%
Class P	1,000.00	1,003.70	1.75	1,000.00	1,023.19	1.77	0.35
Administrative Class	1,000.00	1,003.00	2.50	1,000.00	1,022.44	2.52	0.50
Class D	1,000.00	1,002.50	3.00	1,000.00	1,021.94	3.02	0.60
Class A	1,000.00	1,002.50	3.00	1,000.00	1,021.94	3.02	0.60
PIMCO Short-Term Fund
Institutional Class	$1,000.00	$1,008.90	$2.30	$1,000.00	$1,022.64	$2.32	0.46%
Class P	1,000.00	1,008.40	2.80	1,000.00	1,022.14	2.82	0.56
Administrative Class	1,000.00	1,007.70	3.55	1,000.00	1,021.39	3.58	0.71
Class D	1,000.00	1,007.70	3.55	1,000.00	1,021.39	3.58	0.71
Class A	1,000.00	1,007.70	3.55	1,000.00	1,021.39	3.58	0.71
Class B	1,000.00	1,004.20	7.10	1,000.00	1,017.85	7.14	1.42
Class C	1,000.00	1,006.20	5.05	1,000.00	1,019.90	5.09	1.01
Class R	1,000.00	1,006.40	4.80	1,000.00	1,020.14	4.84	0.96

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

14	PIMCO SHORT DURATION STRATEGY FUNDS

Benchmark Descriptions

Index	Description

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch 1-3 Year U.S. Treasury Index	The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Citi 3-Month Treasury Bill Index	Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index (Net Dividends in USD)	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2014	15

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)		Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Government Money Market Fund
Class M
03/31/2014	$1.00	$0.00	^	$0.00	$0.00	^	$(0.00)^	$0.00	$(0.00)^
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2010	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
Class P
03/31/2014	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
05/14/2009 - 03/31/2010	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
Class A
03/31/2014	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
05/14/2009 - 03/31/2010	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
Class C
03/31/2014	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
05/14/2009 - 03/31/2010	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^

PIMCO Low Duration Fund
Institutional Class
03/31/2014	$10.50	$0.11		$(0.10)	$0.01		$(0.16)	$(0.01)	$(0.17)
03/31/2013	10.40	0.15		0.35	0.50		(0.29)	(0.11)	(0.40)
03/31/2012	10.44	0.19		0.05	0.24		(0.28)	0.00	(0.28)
03/31/2011	10.44	0.21		0.22	0.43		(0.24)	(0.19)	(0.43)
03/31/2010	9.30	0.27		1.18	1.45		(0.30)	(0.01)	(0.31)
Class P
03/31/2014	10.50	0.10		(0.10)	0.00		(0.15)	(0.01)	(0.16)
03/31/2013	10.40	0.14		0.34	0.48		(0.27)	(0.11)	(0.38)
03/31/2012	10.44	0.18		0.05	0.23		(0.27)	0.00	(0.27)
03/31/2011	10.44	0.20		0.22	0.42		(0.23)	(0.19)	(0.42)
03/31/2010	9.30	0.23		1.21	1.44		(0.29)	(0.01)	(0.30)
Administrative Class
03/31/2014	10.50	0.09		(0.10)	(0.01)		(0.14)	(0.01)	(0.15)
03/31/2013	10.40	0.13		0.34	0.47		(0.26)	(0.11)	(0.37)
03/31/2012	10.44	0.16		0.06	0.22		(0.26)	0.00	(0.26)
03/31/2011	10.44	0.18		0.22	0.40		(0.21)	(0.19)	(0.40)
03/31/2010	9.30	0.24		1.19	1.43		(0.28)	(0.01)	(0.29)
Class D
03/31/2014	10.50	0.09		(0.11)	(0.02)		(0.13)	(0.01)	(0.14)
03/31/2013	10.40	0.12		0.34	0.46		(0.25)	(0.11)	(0.36)
03/31/2012	10.44	0.16		0.05	0.21		(0.25)	0.00	(0.25)
03/31/2011	10.44	0.18		0.22	0.40		(0.21)	(0.19)	(0.40)
03/31/2010	9.30	0.22		1.21	1.43		(0.28)	(0.01)	(0.29)
Class A
03/31/2014	10.50	0.08		(0.10)	(0.02)		(0.13)	(0.01)	(0.14)
03/31/2013	10.40	0.12		0.34	0.46		(0.25)	(0.11)	(0.36)
03/31/2012	10.44	0.15		0.06	0.21		(0.25)	0.00	(0.25)
03/31/2011	10.44	0.17		0.21	0.38		(0.19)	(0.19)	(0.38)
03/31/2010	9.30	0.22		1.19	1.41		(0.26)	(0.01)	(0.27)

Please see footnotes on page 22.

16	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$1.00	0.01%	$304,191	0.09%		0.18%		0.09%		0.18%		0.01%		NA
1.00	0.05	441,479	0.17		0.18		0.17		0.18		0.03		NA
1.00	0.03	290,969	0.10		0.18		0.10		0.18		0.02		NA
1.00	0.06	665,082	0.18		0.18		0.18		0.18		0.04		NA
1.00	0.18	108,048	0.18		0.21		0.17		0.20		0.07		NA

1.00	0.01	3,657	0.09		0.28		0.09		0.28		0.01		NA
1.00	0.03	3,575	0.19		0.28		0.19		0.28		0.01		NA
1.00	0.03	520	0.13		0.28		0.13		0.28		0.02		NA
1.00	0.04	12	0.20		0.28		0.20		0.28		0.02		NA
1.00	0.12	10	0.24	*	0.33	*	0.23	*	0.32	*	0.05	*	NA

1.00	0.01	16,109	0.07	(b)	0.34	(b)	0.07	(b)	0.34	(b)	0.01		NA
1.00	0.03	7,067	0.19		0.43		0.19		0.43		0.01		NA
1.00	0.03	6,006	0.10		0.43		0.10		0.43		0.02		NA
1.00	0.03	2,568	0.20		0.43		0.20		0.43		0.02		NA
1.00	0.11	200	0.21	*	0.44	*	0.20	*	0.43	*	0.02	*	NA

1.00	0.01	4,895	0.08	(b)	0.34	(b)	0.08	(b)	0.34	(b)	0.01		NA
1.00	0.03	1,672	0.19		0.43		0.19		0.43		0.01		NA
1.00	0.03	1,879	0.10		0.43		0.10		0.43		0.02		NA
1.00	0.03	1,444	0.20		0.43		0.20		0.43		0.02		NA
1.00	0.11	342	0.19	*	0.44	*	0.18	*	0.43	*	0.03	*	NA

$10.34	0.09%	$14,841,581	0.46%		0.46%		0.46%		0.46%		1.11%		248%
10.50	4.76	15,017,652	0.46		0.46		0.46		0.46		1.44		445
10.40	2.36	13,180,746	0.46		0.46		0.46		0.46		1.81		437
10.44	4.15	13,350,275	0.46		0.46		0.46		0.46		1.99		461
10.44	15.80	12,012,235	0.46		0.46		0.46		0.46		2.62		488

10.34	(0.01)	2,338,918	0.56		0.56		0.56		0.56		1.01		248
10.50	4.66	2,097,525	0.56		0.56		0.56		0.56		1.36		445
10.40	2.26	928,142	0.56		0.56		0.56		0.56		1.71		437
10.44	4.04	806,915	0.56		0.56		0.56		0.56		1.92		461
10.44	15.68	455,685	0.56		0.56		0.56		0.56		2.27		488

10.34	(0.16)	522,884	0.71		0.71		0.71		0.71		0.87		248
10.50	4.50	710,182	0.71		0.71		0.71		0.71		1.21		445
10.40	2.10	478,181	0.71		0.71		0.71		0.71		1.56		437
10.44	3.89	850,731	0.71		0.71		0.71		0.71		1.74		461
10.44	15.51	926,055	0.71		0.71		0.71		0.71		2.37		488

10.34	(0.20)	1,711,864	0.75		0.75		0.75		0.75		0.83		248
10.50	4.46	2,053,619	0.75		0.75		0.75		0.75		1.15		445
10.40	2.06	1,756,751	0.75		0.75		0.75		0.75		1.52		437
10.44	3.85	1,783,728	0.75		0.75		0.75		0.75		1.72		461
10.44	15.46	1,365,583	0.75		0.75		0.75		0.75		2.17		488

10.34	(0.25)	3,043,735	0.80		0.80		0.80		0.80		0.78		248
10.50	4.41	3,713,284	0.80		0.80		0.80		0.80		1.10		445
10.40	2.01	3,394,040	0.80	(c)	0.80	(c)	0.80	(c)	0.80	(c)	1.47		437
10.44	3.74	3,439,969	0.85		0.85		0.85		0.85		1.61		461
10.44	15.35	3,074,798	0.85		0.85		0.85		0.85		2.19		488

Please see footnotes on page 22.

ANNUAL REPORT	MARCH 31, 2014	17

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)		Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Low Duration Fund (Cont.)
Class B
03/31/2014	$10.50	$0.00	^	$(0.10)	$(0.10)	$(0.05)	$(0.01)	$(0.06)
03/31/2013	10.40	0.04		0.34	0.38	(0.17)	(0.11)	(0.28)
03/31/2012	10.44	0.07		0.06	0.13	(0.17)	0.00	(0.17)
03/31/2011	10.44	0.08		0.23	0.31	(0.12)	(0.19)	(0.31)
03/31/2010	9.30	0.17		1.17	1.34	(0.19)	(0.01)	(0.20)
Class C
03/31/2014	10.50	0.05		(0.10)	(0.05)	(0.10)	(0.01)	(0.11)
03/31/2013	10.40	0.08		0.35	0.43	(0.22)	(0.11)	(0.33)
03/31/2012	10.44	0.12		0.06	0.18	(0.22)	0.00	(0.22)
03/31/2011	10.44	0.14		0.21	0.35	(0.16)	(0.19)	(0.35)
03/31/2010	9.30	0.17		1.20	1.37	(0.22)	(0.01)	(0.23)
Class R
03/31/2014	10.50	0.05		(0.10)	(0.05)	(0.10)	(0.01)	(0.11)
03/31/2013	10.40	0.09		0.34	0.43	(0.22)	(0.11)	(0.33)
03/31/2012	10.44	0.13		0.05	0.18	(0.22)	0.00	(0.22)
03/31/2011	10.44	0.15		0.21	0.36	(0.17)	(0.19)	(0.36)
03/31/2010	9.30	0.20		1.19	1.39	(0.24)	(0.01)	(0.25)

PIMCO Low Duration Fund II
Institutional Class
03/31/2014	$10.02	$0.08		$(0.06)	$0.02	$(0.13)	$(0.01)	$(0.14)
03/31/2013	10.05	0.08		0.26	0.34	(0.19)	(0.18)	(0.37)
03/31/2012	9.97	0.12		0.15	0.27	(0.18)	(0.01)	(0.19)
03/31/2011	10.06	0.17		0.12	0.29	(0.23)	(0.15)	(0.38)
03/31/2010	9.28	0.24		0.82	1.06	(0.28)	0.00	(0.28)
Class P
03/31/2014	10.02	0.09		(0.08)	0.01	(0.12)	(0.01)	(0.13)
03/31/2013	10.05	0.06		0.27	0.33	(0.18)	(0.18)	(0.36)
03/31/2012	9.97	0.11		0.15	0.26	(0.17)	(0.01)	(0.18)
03/31/2011	10.06	0.18		0.10	0.28	(0.22)	(0.15)	(0.37)
12/31/2009 - 03/31/2010	9.97	0.03		0.09	0.12	(0.03)	0.00	(0.03)
Administrative Class
03/31/2014	10.02	0.05		(0.06)	(0.01)	(0.10)	(0.01)	(0.11)
03/31/2013	10.05	0.05		0.26	0.31	(0.16)	(0.18)	(0.34)
03/31/2012	9.97	0.10		0.15	0.25	(0.16)	(0.01)	(0.17)
03/31/2011	10.06	0.15		0.12	0.27	(0.21)	(0.15)	(0.36)
03/31/2010	9.28	0.13		0.91	1.04	(0.26)	0.00	(0.26)

PIMCO Low Duration Fund III
Institutional Class
03/31/2014	$9.97	$0.11		$(0.10)	$0.01	$(0.15)	$0.00 ^	$(0.15)
03/31/2013	9.91	0.16		0.31	0.47	(0.25)	(0.16)	(0.41)
03/31/2012	9.89	0.16		0.13	0.29	(0.20)	(0.07)	(0.27)
03/31/2011	9.74	0.17		0.26	0.43	(0.19)	(0.09)	(0.28)
03/31/2010	8.73	0.25		1.04	1.29	(0.28)	0.00	(0.28)
Class P
03/31/2014	9.97	0.10		(0.10)	0.00	(0.14)	0.00 ^	(0.14)
03/31/2013	9.91	0.14		0.32	0.46	(0.24)	(0.16)	(0.40)
03/31/2012	9.89	0.15		0.13	0.28	(0.19)	(0.07)	(0.26)
11/19/2010 - 03/31/2011	10.00	0.06		(0.01)	0.05	(0.07)	(0.09)	(0.16)
Administrative Class
03/31/2014	9.97	0.08		(0.09)	(0.01)	(0.13)	0.00 ^	(0.13)
03/31/2013	9.91	0.12		0.33	0.45	(0.23)	(0.16)	(0.39)
03/31/2012	9.89	0.14		0.12	0.26	(0.17)	(0.07)	(0.24)
03/31/2011	9.74	0.14		0.27	0.41	(0.17)	(0.09)	(0.26)
03/31/2010	8.73	0.17		1.10	1.27	(0.26)	0.00	(0.26)

Please see footnotes on page 22.

18	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate**

$10.34	(1.00)%	$3,554	1.55%		1.55%		1.55%		1.55%		0.02%	248%
10.50	3.63	3,411	1.55		1.55		1.55		1.55		0.40	445
10.40	1.24	7,529	1.55	(c)	1.55	(c)	1.55	(c)	1.55	(c)	0.72	437
10.44	2.97	31,539	1.60		1.60		1.60		1.60		0.77	461
10.44	14.49	81,425	1.60		1.60		1.60		1.60		1.70	488

10.34	(0.55)	959,812	1.10		1.10		1.10		1.10		0.47	248
10.50	4.10	1,036,641	1.10		1.10		1.10		1.10		0.80	445
10.40	1.70	990,380	1.10	(c)	1.10	(c)	1.10	(c)	1.10	(c)	1.17	437
10.44	3.43	1,014,588	1.15		1.15		1.15		1.15		1.31	461
10.44	14.83	837,286	1.30	(d)	1.30	(d)	1.30	(d)	1.30	(d)	1.71	488

10.34	(0.50)	135,958	1.05		1.05		1.05		1.05		0.53	248
10.50	4.15	131,888	1.05		1.05		1.05		1.05		0.85	445
10.40	1.76	116,496	1.05	(c)	1.05	(c)	1.05	(c)	1.05	(c)	1.22	437
10.44	3.49	96,283	1.10		1.10		1.10		1.10		1.41	461
10.44	15.07	39,325	1.10		1.10		1.10		1.10		1.97	488

$9.90	0.19%	$630,917	0.50%		0.50%		0.50%		0.50%		0.80%	355%
10.02	3.41	689,767	0.50		0.50		0.50		0.50		0.76	647
10.05	2.74	825,256	0.50		0.50		0.50		0.50		1.19	1,022
9.97	2.96	463,238	0.50		0.50		0.50		0.50		1.68	718
10.06	11.59	518,316	0.50		0.50		0.50		0.50		2.44	598

9.90	0.09	16,460	0.60		0.60		0.60		0.60		0.94	355
10.02	3.31	1,134	0.60		0.60		0.60		0.60		0.63	647
10.05	2.64	700	0.60		0.60		0.60		0.60		1.10	1,022
9.97	2.86	817	0.60		0.60		0.60		0.60		1.84	718
10.06	1.18	10	0.60	*	0.60	*	0.60	*	0.60	*	1.10 *	598

9.90	(0.06)	26,223	0.75		0.75		0.75		0.75		0.55	355
10.02	3.15	26,875	0.75		0.75		0.75		0.75		0.48	647
10.05	2.49	24,904	0.75		0.75		0.75		0.75		0.95	1,022
9.97	2.70	13,815	0.75		0.75		0.75		0.75		1.45	718
10.06	11.31	13,973	0.75		0.75		0.75		0.75		1.34	598

$9.83	0.13%	$273,186	0.50%		0.50%		0.50%		0.50%		1.10%	383%
9.97	4.83	252,007	0.50		0.50		0.50		0.50		1.56	515
9.91	2.91	235,959	0.50		0.50		0.50		0.50		1.61	496
9.89	4.48	215,419	0.50		0.50		0.50		0.50		1.68	460
9.74	14.93	195,265	0.51		0.51		0.50		0.50		2.60	555

9.83	0.03	19,387	0.60		0.60		0.60		0.60		0.99	383
9.97	4.73	11,199	0.60		0.60		0.60		0.60		1.39	515
9.91	2.80	3,232	0.60		0.60		0.60		0.60		1.52	496
9.89	0.53	2,223	0.60	*	0.60	*	0.60	*	0.60	*	1.74 *	460

9.83	(0.12)	5,855	0.75		0.75		0.75		0.75		0.82	383
9.97	4.58	2,486	0.75		0.75		0.75		0.75		1.22	515
9.91	2.65	665	0.75		0.75		0.75		0.75		1.38	496
9.89	4.22	296	0.75		0.75		0.75		0.75		1.42	460
9.74	14.64	471	0.76		0.76		0.75		0.75		1.82	555

Please see footnotes on page 22.

ANNUAL REPORT	MARCH 31, 2014	19

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)		Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations		Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Money Market Fund
Institutional Class
03/31/2014	$1.00	$0.00	^	$0.00	$0.00	^	$(0.00	)^	$0.00	$(0.00	)^
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2010	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
Administrative Class
03/31/2014	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2010	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
Class A
03/31/2014	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2010	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
Class B
03/31/2014	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2010	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
Class C
03/31/2014	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2010	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^

PIMCO Short Asset Investment Fund
Institutional Class
03/31/2014	$10.07	$0.06		$0.02	$0.08		$(0.07)		$(0.01)	$(0.08)
05/31/2012 - 03/31/2013	10.00	0.03		0.15	0.18		(0.04)		(0.07)	(0.11)
Class P
03/31/2014	10.07	0.05		0.02	0.07		(0.06)		(0.01)	(0.07)
05/31/2012 - 03/31/2013	10.00	0.03		0.14	0.17		(0.03)		(0.07)	(0.10)
Administrative Class
03/31/2014	10.07	0.04		0.01	0.05		(0.04)		(0.01)	(0.05)
05/31/2012 - 03/31/2013	10.00	0.02		0.14	0.16		(0.02)		(0.07)	(0.09)
Class D
03/31/2014	10.07	0.03		0.01	0.04		(0.03)		(0.01)	(0.04)
05/31/2012 - 03/31/2013	10.00	0.01		0.14	0.15		(0.01)		(0.07)	(0.08)
Class A
03/31/2014	10.07	0.03		0.01	0.04		(0.03)		(0.01)	(0.04)
05/31/2012 - 03/31/2013	10.00	0.01		0.14	0.15		(0.01)		(0.07)	(0.08)

PIMCO Short-Term Fund
Institutional Class
03/31/2014	$9.89	$0.11		$(0.01)	$0.10		$(0.10)		$(0.01)	$(0.11)
03/31/2013	9.80	0.10		0.12	0.22		(0.10)		(0.03)	(0.13)
03/31/2012	9.89	0.12		0.01	0.13		(0.13)		(0.09)	(0.22)
03/31/2011	9.87	0.10		0.07	0.17		(0.10)		(0.05)	(0.15)
03/31/2010	9.39	0.16		0.53	0.69		(0.18)		(0.03)	(0.21)

Please see footnotes on page 22.

20	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$1.00	0.01%	$227,395	0.08%		0.32%		0.08%		0.32%		0.01%		NA
1.00	0.04	180,079	0.18		0.32		0.18		0.32		0.03		NA
1.00	0.06	376,987	0.10		0.32		0.10		0.32		0.04		NA
1.00	0.06	290,401	0.22		0.32		0.22		0.32		0.04		NA
1.00	0.10	171,696	0.32		0.34		0.32		0.34		0.06		NA

1.00	0.01	104,535	0.06	(e)	0.38	(e)	0.06	(e)	0.38	(e)	0.01		NA
1.00	0.04	179,878	0.18		0.57		0.18		0.57		0.02		NA
1.00	0.06	182,873	0.09		0.57		0.09		0.57		0.04		NA
1.00	0.06	28,757	0.22		0.57		0.22		0.57		0.04		NA
1.00	0.09	38,358	0.32		0.59		0.32		0.59		0.05		NA

1.00	0.01	235,292	0.08	(b)	0.49	(b)	0.08	(b)	0.49	(b)	0.01		NA
1.00	0.04	161,739	0.18		0.57		0.18		0.57		0.02		NA
1.00	0.06	171,555	0.09		0.57		0.09		0.57		0.04		NA
1.00	0.06	186,888	0.22		0.57		0.22		0.57		0.05		NA
1.00	0.09	152,737	0.32		0.59		0.32		0.59		0.05		NA

1.00	0.01	3,342	0.13	(f)	0.72	(f)	0.13	(f)	0.72	(f)	0.01		NA
1.00	0.05	3,378	0.18		1.47		0.18		1.47		0.03		NA
1.00	0.06	5,860	0.09		1.47		0.09		1.47		0.04		NA
1.00	0.06	11,929	0.22		1.47		0.22		1.47		0.04		NA
1.00	0.09	33,102	0.32		1.49		0.32		1.49		0.05		NA

1.00	0.01	113,891	0.07	(b)	0.48	(b)	0.07	(b)	0.48	(b)	0.01		NA
1.00	0.04	58,387	0.18		0.57		0.18		0.57		0.03		NA
1.00	0.06	79,279	0.09		0.57		0.09		0.57		0.04		NA
1.00	0.06	95,215	0.22		0.57		0.22		0.57		0.05		NA
1.00	0.09	62,857	0.32		0.59		0.32		0.59		0.05		NA

$10.07	0.78%	$151,103	0.25%		0.35%		0.24%		0.34%		0.64%		882%
10.07	1.79	54,848	0.28	*	0.93	*	0.24	*	0.89	*	0.39	*	5,301

10.07	0.68	1,949	0.35		0.45		0.34		0.44		0.52		882
10.07	1.70	78	0.38	*	0.66	*	0.34	*	0.62	*	0.37	*	5,301

10.07	0.53	1,109	0.50		0.60		0.49		0.59		0.38		882
10.07	1.58	44	0.53	*	0.75	*	0.49	*	0.71	*	0.23	*	5,301

10.07	0.43	8,853	0.60		0.70		0.59		0.69		0.30		882
10.07	1.51	5,217	0.63	*	1.15	*	0.59	*	1.11	*	0.12	*	5,301

10.07	0.43	5,359	0.60		0.70		0.59		0.69		0.28		882
10.07	1.51	211	0.63	*	0.90	*	0.59	*	0.86	*	0.07	*	5,301

$9.88	1.00%	$10,141,064	0.46%		0.46%		0.45%		0.45%		1.07%		252%
9.89	2.27	7,101,022	0.46		0.46		0.45		0.45		1.05		180
9.80	1.28	5,669,635	0.46		0.46		0.45		0.45		1.24		307
9.89	1.77	6,500,992	0.45		0.45		0.45		0.45		1.03		182
9.87	7.31	5,643,399	0.45		0.45		0.45		0.45		1.61		446

Please see footnotes on page 22.

ANNUAL REPORT	MARCH 31, 2014	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)		Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Short-Term Fund (Cont.)
Class P
03/31/2014	$9.89	$0.10		$(0.01)	$0.09	$(0.09)	$(0.01)	$(0.10)
03/31/2013	9.80	0.09		0.12	0.21	(0.09)	(0.03)	(0.12)
03/31/2012	9.89	0.11		0.01	0.12	(0.12)	(0.09)	(0.21)
03/31/2011	9.87	0.09		0.07	0.16	(0.09)	(0.05)	(0.14)
03/31/2010	9.39	0.13		0.55	0.68	(0.17)	(0.03)	(0.20)
Administrative Class
03/31/2014	9.89	0.08		0.00	0.08	(0.08)	(0.01)	(0.09)
03/31/2013	9.80	0.08		0.12	0.20	(0.08)	(0.03)	(0.11)
03/31/2012	9.89	0.10		0.00	0.10	(0.10)	(0.09)	(0.19)
03/31/2011	9.87	0.08		0.07	0.15	(0.08)	(0.05)	(0.13)
03/31/2010	9.39	0.15		0.51	0.66	(0.15)	(0.03)	(0.18)
Class D
03/31/2014	9.89	0.08		0.00	0.08	(0.08)	(0.01)	(0.09)
03/31/2013	9.80	0.08		0.12	0.20	(0.08)	(0.03)	(0.11)
03/31/2012	9.89	0.10		0.00	0.10	(0.10)	(0.09)	(0.19)
03/31/2011	9.87	0.07		0.07	0.14	(0.07)	(0.05)	(0.12)
03/31/2010	9.39	0.13		0.53	0.66	(0.15)	(0.03)	(0.18)
Class A
03/31/2014	9.89	0.08		0.00	0.08	(0.08)	(0.01)	(0.09)
03/31/2013	9.80	0.08		0.12	0.20	(0.08)	(0.03)	(0.11)
03/31/2012	9.89	0.10		0.00	0.10	(0.10)	(0.09)	(0.19)
03/31/2011	9.87	0.07		0.07	0.14	(0.07)	(0.05)	(0.12)
03/31/2010	9.39	0.12		0.53	0.65	(0.14)	(0.03)	(0.17)
Class B
03/31/2014	9.89	0.01		0.00	0.01	(0.01)	(0.01)	(0.02)
03/31/2013	9.80	0.01		0.12	0.13	(0.01)	(0.03)	(0.04)
03/31/2012	9.89	0.02		0.01	0.03	(0.03)	(0.09)	(0.12)
03/31/2011	9.87	0.00	^	0.07	0.07	(0.00)^	(0.05)	(0.05)
03/31/2010	9.39	0.08		0.50	0.58	(0.07)	(0.03)	(0.10)
Class C
03/31/2014	9.89	0.05		0.00	0.05	(0.05)	(0.01)	(0.06)
03/31/2013	9.80	0.05		0.12	0.17	(0.05)	(0.03)	(0.08)
03/31/2012	9.89	0.07		0.00	0.07	(0.07)	(0.09)	(0.16)
03/31/2011	9.87	0.04		0.07	0.11	(0.04)	(0.05)	(0.09)
03/31/2010	9.39	0.10		0.52	0.62	(0.11)	(0.03)	(0.14)
Class R
03/31/2014	9.89	0.06		(0.01)	0.05	(0.05)	(0.01)	(0.06)
03/31/2013	9.80	0.06		0.11	0.17	(0.05)	(0.03)	(0.08)
03/31/2012	9.89	0.07		0.01	0.08	(0.08)	(0.09)	(0.17)
03/31/2011	9.87	0.04		0.07	0.11	(0.04)	(0.05)	(0.09)
03/31/2010	9.39	0.10		0.53	0.63	(0.12)	(0.03)	(0.15)

*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective July 1, 2013, the Class’s distribution and/or service/12b-1 fees was decreased by 0.10% to an annual rate of 0.00%.
(c)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.55%.
(d)	Effective January 1, 2010, the Class’s distribution and/or service/12b-1 fees was decreased by 0.20% to an annual rate of 0.30%.
(e)	Effective July 1, 2013, the Class’s distribution and/or service/12b-1 fees was decreased by 0.25% to an annual rate of 0.00%.
(f)	Effective July 1, 2013, the Class’s distribution and/or service/12b-1 fees was decreased by 1.00% to an annual rate of 0.00%.
(g)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.20%.
(h)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.20%.

22	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate**

$9.88	0.90%	$520,949	0.56%		0.56%		0.55%		0.55%		0.97%	252%
9.89	2.17	393,917	0.56		0.56		0.55		0.55		0.96	180
9.80	1.18	506,161	0.56		0.56		0.55		0.55		1.13	307
9.89	1.67	289,593	0.55		0.55		0.55		0.55		0.93	182
9.87	7.21	263,898	0.55		0.55		0.55		0.55		1.29	446

9.88	0.75	1,889,250	0.71		0.71		0.70		0.70		0.82	252
9.89	2.02	2,771,619	0.71		0.71		0.70		0.70		0.80	180
9.80	1.03	2,911,630	0.71		0.71		0.70		0.70		0.99	307
9.89	1.52	2,589,004	0.70		0.70		0.70		0.70		0.78	182
9.87	7.05	2,813,466	0.70		0.70		0.70		0.70		1.52	446

9.88	0.75	531,673	0.71		0.71		0.70		0.70		0.82	252
9.89	2.02	467,348	0.71		0.71		0.70		0.70		0.80	180
9.80	1.02	411,209	0.72	(g)	0.72	(g)	0.71	(g)	0.71	(g)	0.99	307
9.89	1.47	513,448	0.75		0.75		0.75		0.75		0.73	182
9.87	7.00	532,652	0.75		0.75		0.75		0.75		1.29	446

9.88	0.75	988,553	0.71		0.71		0.70		0.70		0.83	252
9.89	2.02	1,191,580	0.71		0.71		0.70		0.70		0.81	180
9.80	1.02	1,035,520	0.72	(g)	0.72	(g)	0.71	(g)	0.71	(g)	0.98	307
9.89	1.42	1,322,742	0.80		0.80		0.80		0.80		0.68	182
9.87	6.94	1,560,419	0.80		0.80		0.80		0.80		1.19	446

9.88	0.04	641	1.42		1.46		1.41		1.45		0.12	252
9.89	1.28	767	1.44		1.46		1.43		1.45		0.07	180
9.80	0.27	1,083	1.47	(g)	1.47	(g)	1.46	(g)	1.46	(g)	0.24	307
9.89	0.77	2,698	1.43		1.55		1.43		1.55		0.04	182
9.87	6.17	4,977	1.53		1.55		1.53		1.55		0.86	446

9.88	0.45	258,462	1.01		1.01		1.00		1.00		0.52	252
9.89	1.71	196,056	1.01		1.01		1.00		1.00		0.50	180
9.80	0.72	220,406	1.02	(g)	1.02	(g)	1.01	(g)	1.01	(g)	0.68	307
9.89	1.11	279,411	1.10		1.10		1.10		1.10		0.38	182
9.87	6.62	298,079	1.10		1.10		1.10		1.10		1.00	446

9.88	0.50	59,154	0.96		0.96		0.95		0.95		0.57	252
9.89	1.77	24,513	0.96		0.96		0.95		0.95		0.57	180
9.80	0.77	8,753	0.97	(h)	0.97	(h)	0.96	(h)	0.96	(h)	0.73	307
9.89	1.16	9,462	1.05		1.05		1.05		1.05		0.44	182
9.87	6.67	7,689	1.05		1.05		1.05		1.05		1.02	446

ANNUAL REPORT	MARCH 31, 2014	23

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Government Money Market Fund	PIMCO Low Duration Fund	PIMCO Low Duration Fund II

Assets:
Investments, at value
Investments in securities*	$329,257	$21,183,965	$607,468
Investments in Affiliates	0	3,239,145	87,801
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	23,765	662
Over the counter	0	54,695	524
Cash	2	119	0
Deposits with counterparty	0	217,352	5,609
Foreign currency, at value	0	2,710	0
Receivable for investments sold	0	991,502	13,863
Receivable for Fund shares sold	215	20,541	872
Interest and dividends receivable	16	98,785	2,151
Dividends receivable from Affiliates	0	605	12
Other assets	0	0	0
	329,490	25,833,184	718,962

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$37,905	$0
Payable for sale-buyback transactions	0	0	0
Payable for short sales	0	74,993	8,767
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	6,711	192
Over the counter	0	55,395	37
Payable for investments purchased	0	1,973,083	20,193
Payable for investments in Affiliates purchased	0	605	12
Deposits from counterparty	0	32,501	375
Payable for Fund shares redeemed	617	79,549	15,356
Dividends payable	0	3,290	153
Accrued investment advisory fees	20	4,738	136
Accrued supervisory and administrative fees	1	4,522	136
Accrued distribution fees	0	746	5
Accrued servicing fees	0	840	0
Reimbursement to PIMCO	0	0	0
Other liabilities	0	0	0
	638	2,274,878	45,362

Net Assets	$328,852	$23,558,306	$673,600

Net Assets Consist of:
Paid in capital	$328,818	$23,551,822	$675,707
Undistributed (overdistributed) net investment income	(7)	(16,320)	908
Accumulated undistributed net realized gain (loss)	41	(125,288)	(9,853)
Net unrealized appreciation (depreciation)	0	148,092	6,838
	$328,852	$23,558,306	$673,600

Cost of Investments in Securities	$329,257	$20,977,753	$603,965
Cost of Investments in Affiliates	$0	$3,238,683	$87,793
Cost of Foreign Currency Held	$0	$2,701	$0
Proceeds Received on Short Sales	$0	$74,965	$8,764
Cost or Premiums of Financial Derivative Instruments, net	$0	$18,998	$(1,022)

* Includes repurchase agreements of:	$277,084	$52,807	$3,348

24	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

PIMCO Low Duration Fund III	PIMCO Money Market Fund	PIMCO Short Asset Investment Fund	PIMCO Short-Term Fund

$261,778	$689,373	$169,921	$14,674,540
43,947	0	6	121,646

269	0	0	0
511	0	2	26,594
1	1	1	43,358
2,557	0	0	17,720
251	0	0	1,055
11,884	0	498	64,047
67	940	491	13,045
1,333	33	900	87,519
8	0	1	96
0	0	0	4
322,606	690,347	171,820	15,049,624

$0	$0	$1,000	$295,793
0	0	0	48,053
0	0	0	0

83	0	0	0
555	0	0	31,466
23,074	0	2,050	236,787
8	0	1	96
147	0	0	7,859
155	5,846	345	33,186
33	1	8	572
60	42	14	2,883
61	3	20	2,347
1	0	2	553
0	0	1	267
0	0	6	0
1	0	0	16
24,178	5,892	3,447	659,878

$298,428	$684,455	$168,373	$14,389,746

$298,415	$684,345	$168,322	$14,342,710
(218)	0	29	(33,676)
(1,777)	110	65	31,730
2,008	0	(43)	48,982
$298,428	$684,455	$168,373	$14,389,746

$259,156	$689,373	$169,965	$14,618,341
$43,941	$0	$6	$121,641
$249	$0	$0	$1,044
$0	$0	$0	$0
$102	$0	$2	$(2,642)

$1,276	$580,713	$1,459	$40,979

ANNUAL REPORT	MARCH 31, 2014	25

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands, except per share amounts)	PIMCO Government Money Market Fund		PIMCO Low Duration Fund	PIMCO Low Duration Fund II

Net Assets:
Institutional Class	$	NA	$14,841,581	$630,917
Class P		3,657	2,338,918	16,460
Administrative Class		NA	522,884	26,223
Class D		NA	1,711,864	NA
Class A		16,109	3,043,735	NA
Class B		NA	3,554	NA
Class C		4,895	959,812	NA
Class R		NA	135,958	NA
Class M		304,191	NA	NA

Shares Issued and Outstanding:
Institutional Class		NA	1,435,223	63,737
Class P		3,657	226,180	1,663
Administrative Class		NA	50,564	2,649
Class D		NA	165,542	NA
Class A		16,107	294,337	NA
Class B		NA	344	NA
Class C		4,895	92,816	NA
Class R		NA	13,148	NA
Class M		304,159	NA	NA

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$	NA	$10.34	$9.90
Class P		1.00	10.34	9.90
Administrative Class		NA	10.34	9.90
Class D		NA	10.34	NA
Class A		1.00	10.34	NA
Class B		NA	10.34	NA
Class C		1.00	10.34	NA
Class R		NA	10.34	NA
Class M		1.00	NA	NA

^	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

26	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

PIMCO Low Duration Fund III	PIMCO Money Market Fund	PIMCO Short Asset Investment Fund	PIMCO Short-Term Fund

$273,186	$227,395	$151,103	$10,141,064
19,387	NA	1,949	520,949
5,855	104,535	1,109	1,889,250
NA	NA	8,853	531,673
NA	235,292	5,359	988,553
NA	3,342	NA	641
NA	113,891	NA	258,462
NA	NA	NA	59,154
NA	NA	NA	NA

27,794	227,368	15,009	1,026,693
1,972	NA	194	52,742
596	104,522	110	191,270
NA	NA	880	53,827
NA	235,263	532	100,083
NA	3,342	NA	65
NA	113,877	NA	26,167
NA	NA	NA	5,989
NA	NA	NA	NA

$9.83	$1.00	$10.07	$9.88
9.83	NA	10.07	9.88
9.83	1.00	10.07	9.88
NA	NA	10.07	9.88
NA	1.00	10.07	9.88
NA	1.00	NA	9.88
NA	1.00	NA	9.88
NA	NA	NA	9.88
NA	NA	NA	NA

ANNUAL REPORT	MARCH 31, 2014	27

Statements of Operations

Year Ended March 31, 2014
(Amounts in thousands)	PIMCO Government Money Market Fund	PIMCO Low Duration Fund	PIMCO Low Duration Fund II

Investment Income:
Interest, net of foreign taxes*	$365	$358,825	$8,457
Dividends	0	6,175	163
Dividends from Investments in Affiliates	0	16,020	480
Total Income	365	381,020	9,100

Expenses:
Investment advisory fees	438	60,563	1,754
Supervisory and administrative fees	252	57,966	1,758
Distribution and/or servicing fees - Administrative Class	0	1,502	68
Distribution and/or servicing fees - Class D	0	4,747	0
Distribution fees - Class B	0	27	0
Distribution fees - Class C	0	3,061	0
Distribution fees - Class R	0	333	0
Servicing fees - Class A	2	8,657	0
Servicing fees - Class B	0	9	0
Servicing fees - Class C	1	2,552	0
Servicing fees - Class R	0	333	0
Trustees fees	1	64	2
Interest expense	0	70	1
Miscellaneous expense	18	6	0
Total Expenses	712	139,890	3,583
Waiver and/or Reimbursement by PIMCO	(367)	0	0
Net Expenses	345	139,890	3,583

Net Investment Income	20	241,130	5,517

Net Realized Gain (Loss):
Investments in securities	50	(46,165)	(4,194)
Investments in Affiliates	0	(210)	39
Exchange-traded or centrally cleared financial derivative instruments	0	(12,897)	(2,433)
Over the counter financial derivative instruments	0	(6,256)	1,903
Short sales	0	0	0
Foreign currency	0	5,240	0
Net Realized Gain (Loss)	50	(60,288)	(4,685)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	0	(123,880)	(1,874)
Investments in Affiliates	0	389	18
Exchange-traded or centrally cleared financial derivative instruments	0	(31,527)	2,161
Over the counter financial derivative instruments	0	(32,005)	(698)
Foreign currency assets and liabilities	0	(2,289)	0
Net Change in Unrealized Appreciation (Depreciation)	0	(189,312)	(393)
Net Gain (Loss)	50	(249,600)	(5,078)

Net Increase (Decrease) in Net Assets Resulting from Operations	$70	$(8,470)	$439

* Foreign tax withholdings	$0	$0	$0

28	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

PIMCO Low Duration Fund III	PIMCO Money Market Fund	PIMCO Short Asset Investment Fund	PIMCO Short-Term Fund

$4,247	$706	$1,114	$205,960
21	0	0	104
211	0	23	3,489
4,479	706	1,137	209,553

700	934	253	34,092
715	2,144	195	27,734
11	102	1	6,351
0	0	27	1,284
0	7	0	6
0	0	0	742
0	0	0	108
0	43	10	2,869
0	2	0	2
0	18	0	618
0	0	0	108
1	2	0	39
1	0	8	1,895
0	38	6	0
1,428	3,290	500	75,848
0	(2,623)	(127)	0
1,428	667	373	75,848

3,051	39	764	133,705

(1,079)	125	275	34,061
(7)	0	3	(80)
(71)	0	(23)	7,150
171	0	0	(26,104)
0	0	0	8,910
(71)	0	0	2,865
(1,057)	125	255	26,802

(843)	0	(50)	(22,953)
6	0	(1)	(19)
(400)	0	0	(6,610)
(317)	0	0	2,250
13	0	0	243
(1,541)	0	(51)	(27,089)
(2,598)	125	204	(287)

$453	$164	$968	$133,418

$0	$0	$0	$11

ANNUAL REPORT	MARCH 31, 2014	29

Statements of Changes in Net Assets

	PIMCO Government Money Market Fund		PIMCO Low Duration Fund		PIMCO Low Duration Fund II

(Amounts in thousands)	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$20	$109	$241,130	$295,869	$5,517	$5,131
Net realized gain (loss)	50	42	(60,288)	564,769	(4,685)	15,964
Net change in unrealized appreciation (depreciation)	0	0	(189,312)	136,547	(393)	2,698
Net increase (decrease) resulting from operations	70	151	(8,470)	997,185	439	23,793

Distributions to Shareholders:
From net investment income
Institutional Class	0	0	(232,171)	(379,863)	(8,759)	(12,470)
Class P	(0)^	(1)	(31,642)	(28,758)	(62)	(15)
Administrative Class	0	0	(8,079)	(19,454)	(286)	(335)
Class D	0	0	(24,434)	(46,783)	0	0
Class A	(2)	(2)	(42,795)	(83,705)	0	0
Class B	0	0	(16)	(75)	0	0
Class C	(1)	(0)^	(9,407)	(21,075)	0	0
Class R	0	0	(1,308)	(2,650)	0	0
Class M	(33)	(179)	0	0	0	0
From net realized capital gains
Institutional Class	0	0	(9,632)	(142,766)	(548)	(11,451)
Class P	0	0	(1,371)	(11,105)	(8)	(17)
Administrative Class	0	0	(357)	(7,353)	(23)	(361)
Class D	0	0	(1,157)	(20,007)	0	0
Class A	0	0	(2,132)	(35,745)	0	0
Class B	0	0	(2)	(37)	0	0
Class C	0	0	(647)	(10,205)	0	0
Class R	0	0	(82)	(1,253)	0	0
Class M	0	0	0	0	0	0

Total Distributions	(36)	(182)	(365,232)	(810,834)	(9,686)	(24,649)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(124,975)	154,450	(832,194)	3,725,586	(34,929)	(132,228)

Total Increase (Decrease) in Net Assets	(124,941)	154,419	(1,205,896)	3,911,937	(44,176)	(133,084)

Net Assets:
Beginning of year	453,793	299,374	24,764,202	20,852,265	717,776	850,860
End of year*	$328,852	$453,793	$23,558,306	$24,764,202	$673,600	$717,776

* Including undistributed (overdistributed) net investment income of:	$(7)	$(8)	$(16,320)	$(16,339)	$908	$(234)

**	See Note 12 in the Notes to Financial Statements.
^	Amount is less than $500.

30	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

PIMCO Low Duration Fund III		PIMCO Money Market Fund		PIMCO Short Asset Investment Fund		PIMCO Short-Term Fund

Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Period from May 31, 2012 to March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013

$3,051	$3,951	$39	$192	$764	$33	$133,705	$109,253
(1,057)	5,519	125	128	255	56	26,802	32,619
(1,541)	2,125	0	0	(51)	8	(27,089)	115,820
453	11,595	164	320	968	97	133,418	257,692

(3,960)	(6,126)	(20)	(148)	(741)	(32)	(89,953)	(65,844)
(212)	(181)	0	0	(13)	(0)^	(4,287)	(5,971)
(53)	(43)	(9)	(83)	(2)	(0)^	(19,883)	(22,524)
0	0	0	0	(36)	(1)	(4,030)	(3,393)
0	0	(20)	(75)	(13)	(0)^	(9,005)	(9,503)
0	0	(0)^	(2)	0	0	(1)	(1)
0	0	(11)	(32)	0	0	(1,201)	(1,005)
0	0	0	0	0	0	(233)	(73)
0	0	0	0	0	0	0	0

(41)	(4,145)	0	0	(113)	(39)	(6,270)	(18,569)
(2)	(136)	0	0	(5)	(0)^	(296)	(2,067)
(1)	(37)	0	0	(1)	(0)^	(1,650)	(8,187)
0	0	0	0	(10)	(2)	(348)	(1,265)
0	0	0	0	(5)	(1)	(725)	(4,030)
0	0	0	0	0	0	(1)	(2)
0	0	0	0	0	0	(174)	(576)
0	0	0	0	0	0	(32)	(41)
0	0	0	0	0	0	0	0

(4,269)	(10,668)	(60)	(340)	(939)	(75)	(138,089)	(143,051)

36,552	24,909	100,890	(233,073)	107,946	60,376	2,247,595	1,267,784

32,736	25,836	100,994	(233,093)	107,975	60,398	2,242,924	1,382,425

265,692	239,856	583,461	816,554	60,398	0	12,146,822	10,764,397
$298,428	$265,692	$684,455	$583,461	$168,373	$60,398	$14,389,746	$12,146,822

$(218)	$172	$0	$6	$29	$1	$(33,676)	$(29,188)

ANNUAL REPORT	MARCH 31, 2014	31

Statement of Cash Flows

Year Ended March 31, 2014
(Amounts in thousands)	PIMCO Short-Term Fund

Cash flows (used for) operating activities:

Net increase in net assets resulting from operations	$133,418

Adjustments to reconcile net increase in net assets from operations to net cash (used for) operating activities:
Purchases of long-term securities	(36,126,068)
Proceeds from sales of long-term securities	33,434,570
Proceeds from sales of short-term portfolio investments, net	1,062,659
(Increase) in deposits with counterparty	(17,720)
(Increase) in receivable for investments sold	(38,952)
(Increase) in interest and dividends receivable	(5,155)
Decrease in exchange-traded or centrally cleared derivatives	172
(Increase) in over the counter derivatives	(21,784)
Increase in payable for investments purchased	3,567
(Decrease) in deposits from counterparty	(16,677)
Increase in accrued investment advisory fees	267
Increase in accrued supervisory and administrative fees	210
(Decrease) in accrued distribution fee	(194)
(Decrease) in accrued servicing fee	(55)
Proceeds from short sales transactions, net	8,910
Proceeds from currency transactions	3,108
Increase in other liabilities	6
Net Realized (Gain) Loss
Investments in securities	(34,061)
Investments in Affiliates	80
Exchange-traded or centrally cleared financial derivative instruments	(7,150)
Over the counter financial derivative instruments	26,104
Short sales	(8,910)
Foreign currency	(2,865)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	22,953
Investments in Affiliates	19
Exchange-traded or centrally cleared financial derivative instruments	6,610
Over the counter financial derivative instruments	(2,250)
Foreign currency assets and liabilities	(243)
Net amortization (accretion) on investments	136,799
Net cash (used for) operating activities	(1,442,632)

Cash flows received from financing activities:
Proceeds from shares sold	11,437,772
Payments on shares redeemed	(9,280,199)
Cash dividend paid*	(7,229)
Proceeds from reverse repurchase agreements	75,531,308
Payments on reverse repurchase agreements	(76,133,121)
Proceeds from sale-buyback transactions	91,673,823
Payments on sale-buyback transactions	(91,789,890)
Proceeds from deposits from counterparty	4,947
Payments on deposits from counterparty	(4,947)
Net cash received from financing activities	1,432,464

Net (Decrease) in Cash and Foreign Currency	(10,168)

Cash and Foreign Currency:
Beginning of year	54,581
End of year	$44,413

* Reinvestment of dividends	$130,901

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$1,967

32	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Government Money Market Fund

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.1%

SHORT-TERM INSTRUMENTS 100.1%

GOVERNMENT AGENCY DEBT 3.0%
Federal Home Loan Bank
0.125% due 12/30/2014	$3,700	$3,699
Freddie Mac
1.000% due 08/27/2014	6,000	6,019

		9,718

GOVERNMENT AGENCY REPURCHASE AGREEMENTS (b) 23.4%
		77,084

TREASURY DEBT 12.9%
U.S. Treasury Bills
0.110% due 02/05/2015 (a)	3,110	3,107

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Treasury Notes
0.250% due 02/28/2015	$39,320	$39,348

		42,455

TREASURY REPURCHASE AGREEMENTS (b) 60.8%
		200,000

Total Short-Term Instruments (Cost $329,257)		$329,257

Total Investments in Securities (Cost $329,257)		329,257

Total Investments 100.1% (Cost $329,257)		$329,257

Other Assets and Liabilities, net (0.1%)		(405)

Net Assets 100.0%		$328,852

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
Government Agency Repurchase Agreements
BPG	0.130%	03/31/2014	04/01/2014	$32,900	Freddie Mac 3.000% due 01/01/2043	$(34,234)	$32,900	$32,900
GSC	0.100%	03/31/2014	04/01/2014	24,800	Freddie Mac 3.500% due 09/01/2042	(25,584)	24,800	24,800
JPS	0.080%	03/31/2014	04/01/2014	18,900	Freddie Mac 2.255% due 12/05/2022	(19,517)	18,900	18,900
SSB	0.000%	03/31/2014	04/01/2014	484	Fannie Mae 2.260% due 10/17/2022	(495)	484	484

Treasury Repurchase Agreements
BOS	0.080%	03/31/2014	04/01/2014	5,600	U.S. Treasury Bonds 4.500% due 08/15/2039	(5,737)	5,600	5,600
MBC	0.090%	03/31/2014	04/01/2014	32,900	U.S. Treasury Notes 0.250% due 08/15/2015	(33,590)	32,900	32,900
MSC	0.080%	03/31/2014	04/01/2014	16,400	U.S. Treasury Notes 2.000% due 11/30/2020	(16,760)	16,400	16,400
NMO	0.100%	03/31/2014	04/01/2014	30,000	U.S. Treasury Notes 3.250% due 12/31/2016	(30,883)	30,000	30,000
NXN	0.080%	03/31/2014	04/01/2014	32,900	U.S. Treasury Inflation Protected Securities 2.375% due 01/15/2027	(33,598)	32,900	32,900
RDR	0.080%	03/31/2014	04/01/2014	32,900	U.S. Treasury Notes 0.625% due 05/31/2017	(33,626)	32,900	32,900
SAL	0.080%	03/31/2014	04/01/2014	16,400	U.S. Treasury Notes 1.250% due 04/30/2019	(16,762)	16,400	16,400
TDM	0.080%	03/31/2014	04/01/2014	32,900	U.S. Treasury Notes 0.625% - 1.000% due 11/30/2017 - 05/31/2018	(33,756)	32,900	32,900

Total Repurchase Agreements						$(284,542)	$277,084	$277,084

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BOS	$5,600	$0	$0	$0	$5,600	$(5,737)	$(137)
BPG	32,900	0	0	0	32,900	(34,234)	(1,334)
GSC	24,800	0	0	0	24,800	(25,584)	(784)
JPS	18,900	0	0	0	18,900	(19,517)	(617)
MBC	32,900	0	0	0	32,900	(33,590)	(690)
MSC	16,400	0	0	0	16,400	(16,760)	(360)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	33

Schedule of Investments PIMCO Government Money Market Fund (Cont.)

March 31, 2014

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
NMO	$30,000	$0	$0	$0	$30,000	$(30,883)	$(883)
NXN	32,900	0	0	0	32,900	(33,598)	(698)
RDR	32,900	0	0	0	32,900	(33,626)	(726)
SAL	16,400	0	0	0	16,400	(16,762)	(362)
SSB	484	0	0	0	484	(495)	(11)
TDM	32,900	0	0	0	32,900	(33,756)	(856)

Total Borrowings and Other Financing Transactions	$277,084	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Short-Term Instruments
Government Agency Debt	$0	$9,718	$0	$9,718
Government Agency Repurchase Agreements	0	77,084	0	77,084
Treasury Debt	0	42,455	0	42,455
Treasury Repurchase Agreements	0	200,000	0	200,000
Total Investments	$0	$329,257	$0	$329,257

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

34	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Fund

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 89.9%

BANK LOAN OBLIGATIONS 1.8%
AES Corp.
3.750% due 06/01/2018	$9,925	$9,977
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018	1,937	1,942
Biomet, Inc.
3.153% due 03/25/2015	873	878
3.654% - 3.733% due 07/25/2017	13,222	13,254
Catalent Pharma Solutions, Inc.
3.653% due 09/15/2016	1,629	1,637
Constellation Brands, Inc.
2.750% due 06/05/2020	8,833	8,877
CSC Holdings, Inc.
2.653% due 04/17/2020	9,925	9,825
H.J. Heinz Co.
3.500% due 06/05/2020	235,963	237,571
HCA, Inc.
2.653% due 02/02/2016	2,246	2,247
2.653% due 05/01/2016	22,100	22,122
2.984% due 05/01/2018	1,893	1,895
Hertz Corp.
3.000% due 03/11/2018	676	674
3.750% due 03/12/2018	691	693
MGM Resorts International
3.500% due 12/20/2019	7,940	7,938
Nielsen Finance LLC
2.154% due 02/02/2017	12,600	12,635
Novelis, Inc.
3.750% due 03/10/2017	21,866	21,904
NRG Energy, Inc.
2.750% due 07/02/2018	14,570	14,467
Pinnacle Entertainment, Inc.
3.750% due 08/13/2020	6,948	6,977
SunGard Data Systems, Inc.
4.000% due 03/09/2020	12,328	12,374
Tesoro Corp.
2.403% due 05/30/2016	1,585	1,597
Time Warner Telecom Holdings, Inc.
2.660% due 04/17/2020	993	996
Universal Health Services, Inc.
2.405% due 11/15/2016	607	611
Valeant Pharmaceuticals International, Inc.
3.750% due 08/05/2020	33,123	33,457
Windstream Corp.
3.500% due 01/23/2020	4,466	4,467

Total Bank Loan Obligations (Cost $427,959)		429,015

CORPORATE BONDS & NOTES 19.6%

BANKING & FINANCE 13.7%
Ally Financial, Inc.
2.436% due 12/01/2014	9,161	9,213
2.500% due 03/15/2017 (g)	30,000	29,954
2.750% due 01/30/2017	800	810
2.917% due 07/18/2016	775	792
3.125% due 01/15/2016	6,255	6,402
3.500% due 07/18/2016	1,150	1,187
3.635% due 06/20/2014	3,400	3,429
4.625% due 06/26/2015	32,550	33,787
5.500% due 02/15/2017	3,725	4,060
6.750% due 12/01/2014	24,078	25,004
8.300% due 02/12/2015	39,100	41,422

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Honda Finance Corp.
0.609% due 05/26/2016		$400	$402
American International Group, Inc.
4.900% due 06/02/2014	CAD	500	455
5.050% due 10/01/2015		$34,300	36,479
5.450% due 05/18/2017		1,200	1,340
5.850% due 01/16/2018		1,000	1,144
8.250% due 08/15/2018		3,200	4,009
Banco Bradesco S.A.
2.336% due 05/16/2014		90,600	90,632
Banco do Brasil S.A.
4.500% due 01/22/2015		5,500	5,679
Banco Santander Brasil S.A.
4.625% due 02/13/2017		4,100	4,336
Banco Santander Chile
3.750% due 09/22/2015		45,200	46,881
Bank of America Corp.
0.502% due 10/14/2016		8,100	8,050
0.566% due 08/15/2016		13,400	13,246
0.699% due 01/15/2015		9,000	9,019
1.103% due 04/01/2019 (b)		80,600	80,620
1.304% due 03/22/2018		16,500	16,697
1.500% due 10/09/2015		3,400	3,432
3.750% due 07/12/2016		2,700	2,857
4.500% due 04/01/2015		63,832	66,243
5.000% due 01/15/2015		14,000	14,486
5.420% due 03/15/2017		1,000	1,103
5.650% due 05/01/2018		27,300	30,897
5.750% due 12/12/2014	GBP	13,300	22,895
5.750% due 12/01/2017		$8,000	9,066
6.400% due 08/28/2017		5,950	6,837
6.500% due 08/01/2016		121,995	136,728
6.875% due 04/25/2018		300	354
7.375% due 05/15/2014		30,900	31,150
7.800% due 09/15/2016		1,000	1,146
8.900% due 05/18/2017		180	205
Bank of America N.A.
0.513% due 06/15/2016		2,300	2,281
0.533% due 06/15/2017		8,300	8,171
Bank of Montreal
1.300% due 10/31/2014		13,800	13,882
1.950% due 01/30/2018		33,700	34,553
Barclays Bank PLC
14.000% due 06/15/2019 (f)	GBP	3,700	8,371
BBVA Bancomer S.A.
4.500% due 03/10/2016		$10,050	10,678
BBVA U.S. Senior S.A.U.
4.664% due 10/09/2015		15,400	16,180
Bear Stearns Cos. LLC
0.624% due 11/21/2016		14,120	14,074
5.700% due 11/15/2014		14,000	14,452
7.250% due 02/01/2018		800	953
BPCE S.A.
1.489% due 04/25/2016		3,000	3,043
CIT Group, Inc.
4.750% due 02/15/2015		18,800	19,364
5.000% due 05/15/2017		14,117	15,158
5.250% due 04/01/2014		24,700	24,700
Citigroup, Inc.
0.505% due 06/09/2016		3,100	3,064
0.977% due 05/31/2017	EUR	200	271
1.199% due 07/25/2016		$219,200	222,093
2.650% due 03/02/2015		2,600	2,648
4.587% due 12/15/2015		4,653	4,938
4.750% due 05/19/2015		10	10
5.000% due 09/15/2014		39,100	39,862
6.010% due 01/15/2015		3,100	3,232

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.125% due 05/15/2018		$2,300	$2,647
CNA Financial Corp.
5.850% due 12/15/2014		38,500	39,909
Dexia Credit Local S.A.
2.750% due 04/29/2014		40,100	40,156
Eksportfinans ASA
0.720% due 07/28/2016	JPY	100,000	910
1.570% due 02/14/2018		1,000,000	9,012
2.000% due 09/15/2015		$11,300	11,243
2.375% due 05/25/2016		65,700	65,207
3.000% due 11/17/2014		5,100	5,129
5.500% due 06/26/2017		35,250	37,541
Export-Import Bank of India
2.383% due 03/30/2016		1,500	1,507
Export-Import Bank of Korea
0.992% due 01/14/2017		40,100	40,348
1.083% due 09/17/2016		1,300	1,305
1.250% due 11/20/2015		94,400	95,206
2.034% due 03/21/2015		5,200	5,264
4.125% due 09/09/2015		2,000	2,097
5.875% due 01/14/2015		3,100	3,227
FCE Bank PLC
1.875% due 05/12/2016	EUR	6,300	8,824
4.750% due 01/19/2015		4,700	6,681
First Horizon National Corp.
5.375% due 12/15/2015		$15,600	16,605
Ford Motor Credit Co. LLC
1.333% due 08/28/2014		50,400	50,600
2.750% due 05/15/2015		20,000	20,414
3.000% due 06/12/2017		29,000	30,149
3.875% due 01/15/2015		19,400	19,868
3.984% due 06/15/2016		4,400	4,665
5.625% due 09/15/2015		17,700	18,875
7.000% due 04/15/2015		14,800	15,748
8.000% due 06/01/2014		2,400	2,429
8.000% due 12/15/2016		41,285	48,387
8.700% due 10/01/2014		23,300	24,251
12.000% due 05/15/2015		15,000	16,846
GATX Financial Corp.
5.800% due 03/01/2016		1,200	1,302
General Electric Capital Corp.
0.472% due 01/14/2016		28,400	28,433
GMAC International Finance BV
7.500% due 04/21/2015	EUR	8,635	12,611
Goldman Sachs Group, Inc.
5.500% due 11/15/2014		$500	516
HBOS PLC
0.935% due 09/06/2017		32,300	31,969
Hospitality Properties Trust
6.300% due 06/15/2016		7,500	8,070
HSBC Finance Corp.
0.666% due 06/01/2016		7,400	7,394
HSBC USA Capital Trust
8.380% due 05/15/2027		700	712
HSBC USA, Inc.
2.375% due 02/13/2015		12,600	12,818
Industrial Bank of Korea
2.375% due 07/17/2017		9,500	9,723
3.750% due 09/29/2016		59,200	63,102
ING Bank NV
1.635% due 06/09/2014		19,200	19,252
1.873% due 09/25/2015		1,200	1,225
International Lease Finance Corp.
4.875% due 04/01/2015		5,110	5,314
5.650% due 06/01/2014		15,600	15,731
5.750% due 05/15/2016		20,530	22,134
6.500% due 09/01/2014		30,610	31,375

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	35

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 09/01/2016		$9,900	$11,063
7.125% due 09/01/2018		200	234
8.625% due 09/15/2015		11,500	12,707
Intesa Sanpaolo SpA
3.125% due 01/15/2016		200	205
IPIC GMTN Ltd.
4.875% due 05/14/2016	EUR	1,700	2,535
JPMorgan Chase & Co.
0.687% due 04/23/2015		$5,600	5,618
0.854% due 02/26/2016		28,600	28,751
0.983% due 05/02/2014		6,000	6,003
1.285% due 03/20/2015		1,400	1,412
1.359% due 09/22/2015		1,900	1,923
1.875% due 03/20/2015		1,200	1,216
3.150% due 07/05/2016		4,400	4,607
3.400% due 06/24/2015		13,000	13,434
3.450% due 03/01/2016		1,100	1,153
3.700% due 01/20/2015		29,930	30,690
4.650% due 06/01/2014		12,500	12,588
6.000% due 01/15/2018		8,850	10,168
JPMorgan Chase Bank N.A.
0.563% due 06/13/2016		1,300	1,294
0.997% due 05/31/2017	EUR	26,300	35,899
5.375% due 09/28/2016	GBP	9,800	17,713
6.000% due 10/01/2017		$11,000	12,542
Korea Development Bank
3.250% due 03/09/2016		74,100	77,515
4.000% due 09/09/2016		10,000	10,672
4.375% due 08/10/2015		2,000	2,099
Korea Finance Corp.
3.250% due 09/20/2016		8,000	8,420
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		1,046	1,119
Morgan Stanley
0.719% due 10/15/2015		13,300	13,311
5.375% due 10/15/2015		5,950	6,346
5.550% due 04/27/2017		200	223
6.000% due 04/28/2015		3,000	3,168
Murray Street Investment Trust
4.647% due 03/09/2017		14,912	16,120
National Bank of Canada
1.500% due 06/26/2015		3,700	3,744
National City Bank
0.583% due 12/15/2016		8,090	8,042
0.604% due 06/07/2017		7,950	7,895
New York Life Global Funding
0.587% due 05/23/2016		800	804
Nordea Bank AB
0.591% due 04/04/2017		17,800	17,800
Nykredit Realkredit A/S
2.000% due 04/01/2014	DKK	240,500	44,378
Pacific Life Global Funding CPI Linked Bond
3.246% due 06/02/2018		$7,450	7,289
Preferred Term Securities Ltd.
0.783% due 03/24/2034		1,262	1,047
Prudential Covered Trust
2.997% due 09/30/2015		31,040	31,876
Qatari Diar Finance Co.
3.500% due 07/21/2015		65,300	67,664
QNB Finance Ltd.
3.125% due 11/16/2015		2,000	2,075
3.375% due 02/22/2017		8,000	8,346
RCI Banque S.A.
2.112% due 04/11/2014		12,000	12,004
5.625% due 10/05/2015	EUR	7,800	11,490
Realkredit Danmark A/S
2.000% due 04/01/2014	DKK	432,800	79,862

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Regions Financial Corp.
7.750% due 11/10/2014		$5,721	$5,963
Royal Bank of Canada
2.000% due 10/01/2018		4,900	4,909
Royal Bank of Scotland PLC
0.942% due 04/11/2016		5,956	5,859
Santander Issuances S.A.U.
5.911% due 06/20/2016		1,600	1,686
SLM Corp.
3.875% due 09/10/2015		15,275	15,810
5.000% due 04/15/2015		49,617	51,602
5.050% due 11/14/2014		12,800	13,120
6.000% due 01/25/2017		31,100	34,016
6.250% due 01/25/2016		74,307	80,159
8.450% due 06/15/2018		3,400	4,016
SLM Corp. CPI Linked Bond
3.652% due 09/15/2015		10,000	9,942
SLM Student Loan Trust
0.854% due 12/15/2033	EUR	840	1,095
Springleaf Finance Corp.
5.400% due 12/01/2015		$3,550	3,728
5.750% due 09/15/2016		4,450	4,734
6.500% due 09/15/2017		5,000	5,412
6.900% due 12/15/2017		4,125	4,548
Standard Chartered PLC
1.184% due 05/12/2014		9,300	9,312
Toyota Motor Credit Corp.
0.385% due 09/18/2015		7,000	7,008
0.526% due 05/17/2016		2,600	2,611
UBS AG
5.875% due 07/15/2016		6,977	7,704
Union Bank N.A.
0.985% due 09/26/2016		42,400	42,845
Vesey Street Investment Trust
4.404% due 09/01/2016		14,123	15,156
Wachovia Corp.
0.609% due 10/15/2016		38,570	38,450
Wells Fargo & Co.
0.767% due 07/20/2016		600	602
1.500% due 07/01/2015		7,000	7,084
Western Union Co.
1.234% due 08/21/2015		500	503

			3,214,095

INDUSTRIALS 2.8%
AbbVie, Inc.
0.996% due 11/06/2015		2,500	2,526
1.200% due 11/06/2015		200	202
1.750% due 11/06/2017		200	201
Amgen, Inc.
1.875% due 11/15/2014		28,500	28,728
2.500% due 11/15/2016		29,600	30,611
Apple, Inc.
0.488% due 05/03/2018		15,400	15,422
AutoZone, Inc.
5.750% due 01/15/2015		12,900	13,415
Aviation Capital Group Corp.
3.875% due 09/27/2016		200	207
Barry Callebaut Services NV
6.000% due 07/13/2017	EUR	1,250	1,953
Bombardier, Inc.
4.250% due 01/15/2016		$13,500	14,107
CNPC General Capital Ltd.
1.450% due 04/16/2016		39,500	39,523
Colorado Interstate Gas Co. LLC
5.950% due 03/15/2015		4,260	4,469

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Columbus International, Inc.
11.500% due 11/20/2014		$5,000	$5,344
Comcast Corp.
5.700% due 07/01/2019		7,278	8,451
ConAgra Foods, Inc.
5.819% due 06/15/2017		1,950	2,204
COX Communications, Inc.
5.450% due 12/15/2014		832	860
CSX Corp.
7.900% due 05/01/2017		15,500	18,227
Daimler Finance North America LLC
0.585% due 03/10/2017		88,500	88,615
0.842% due 01/09/2015		6,800	6,826
0.918% due 08/01/2016		6,100	6,159
1.020% due 04/10/2014		4,000	4,001
1.650% due 04/10/2015		4,480	4,518
2.300% due 01/09/2015		3,010	3,049
DISH DBS Corp.
6.625% due 10/01/2014		31,754	32,627
7.125% due 02/01/2016		11,700	12,812
7.750% due 05/31/2015		24,233	26,020
ERAC USA Finance LLC
6.200% due 11/01/2016		1,100	1,235
Florida Gas Transmission Co. LLC
4.000% due 07/15/2015		25,300	26,215
Fresenius U.S. Finance, Inc.
8.750% due 07/15/2015	EUR	500	758
General Electric Co.
0.850% due 10/09/2015		$10,300	10,351
General Mills, Inc.
0.586% due 05/16/2014		12,900	12,907
GTL Trade Finance, Inc.
7.250% due 10/20/2017		2,000	2,268
HCA, Inc.
6.375% due 01/15/2015		12,938	13,456
6.500% due 02/15/2016		2,850	3,099
7.875% due 02/15/2020		17,922	19,123
8.500% due 04/15/2019		7,395	7,742
Hewlett-Packard Co.
0.633% due 05/30/2014		4,600	4,602
Kinder Morgan, Inc.
5.150% due 03/01/2015		775	801
Lennar Corp.
5.500% due 09/01/2014		8,800	8,976
5.600% due 05/31/2015		100	105
Louisiana-Pacific Corp.
7.500% due 06/01/2020		4,600	5,118
MGM Resorts International
6.625% due 07/15/2015		13,415	14,287
7.500% due 06/01/2016		12,900	14,432
NBCUniversal Enterprise, Inc.
0.776% due 04/15/2016		1,600	1,605
NBCUniversal Media LLC
2.100% due 04/01/2014		2,900	2,900
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021		2,741	3,015
Olin Corp.
6.750% due 06/15/2016		15,000	16,125
ONEOK Partners LP
2.000% due 10/01/2017		450	452
Petrobras International Finance Co.
3.875% due 01/27/2016		9,500	9,780
SABIC Capital BV
3.000% due 11/02/2015		2,300	2,374
Schlumberger Investment S.A.
0.784% due 09/12/2014		7,400	7,419

36	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sinopec Group Overseas Development Ltd.
2.750% due 05/17/2017	$59,600	$61,284
Telefonica Emisiones S.A.U.
6.421% due 06/20/2016	7,964	8,824
Time Warner Cable, Inc.
5.850% due 05/01/2017	9,500	10,690
U.S. Airways Pass-Through Trust
5.900% due 04/01/2026	768	859
UAL Pass-Through Trust
10.400% due 05/01/2018	786	894
United Airlines, Inc.
6.750% due 09/15/2015	3,250	3,323
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^	600	69
Viacom, Inc.
1.250% due 02/27/2015	1,100	1,107
Volkswagen International Finance NV
0.835% due 11/20/2014	800	803
0.857% due 04/01/2014	6,770	6,770
Woodside Finance Ltd.
4.500% due 11/10/2014	13,108	13,409

		668,254

UTILITIES 3.1%
Arizona Public Service Co.
5.800% due 06/30/2014	1,265	1,282
AT&T, Inc.
0.654% due 03/30/2017	75,400	75,411
2.950% due 05/15/2016	26,177	27,276
BellSouth Corp.
5.200% due 09/15/2014	200	204
BP Capital Markets PLC
3.125% due 10/01/2015	100	104
4.500% due 10/01/2020	5,910	6,441
Consumers Energy Co.
6.700% due 09/15/2019	2,700	3,274
Dayton Power & Light Co.
1.875% due 09/15/2016	11,400	11,571
Duke Energy Corp.
3.950% due 09/15/2014	2,100	2,134
Electricite de France
6.500% due 01/26/2019	800	948
Enel Finance International NV
3.875% due 10/07/2014	7,300	7,413
NGPL PipeCo LLC
7.119% due 12/15/2017	5,000	4,938
Petrobras Global Finance BV
1.855% due 05/20/2016	87,500	86,734
PPL Energy Supply LLC
6.200% due 05/15/2016	5,145	5,675
Qtel International Finance Ltd.
3.375% due 10/14/2016	21,600	22,731
Qwest Corp.
7.200% due 11/10/2026	5,550	5,604
7.500% due 10/01/2014	1,700	1,755
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.500% due 09/30/2014	3,000	3,068
5.832% due 09/30/2016	5,667	6,050
Shell International Finance BV
3.100% due 06/28/2015	3,100	3,203
Sprint Communications, Inc.
8.375% due 08/15/2017	12,500	14,766
TECO Finance, Inc.
6.750% due 05/01/2015	6,000	6,390
Verizon Communications, Inc.
1.763% due 09/15/2016	263,517	271,238

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.984% due 09/14/2018	$6,350	$6,676
2.500% due 09/15/2016	145,400	150,661
3.650% due 09/14/2018	3,800	4,050

		729,597

Total Corporate Bonds & Notes (Cost $4,526,981)		4,611,946

MUNICIPAL BONDS & NOTES 0.2%

LOUISIANA 0.2%
Louisiana Gasoline & Fuels Tax Revenue Bonds, (BABs), Series 2009
3.000% due 05/01/2043	36,500	36,578

MINNESOTA 0.0%
Tobacco Securitization Authority, Minnesota Revenue Notes, Series 2011
3.093% due 03/01/2015	7,000	7,155

NEW JERSEY 0.0%
New Jersey Economic Development Authority Revenue Bonds, Series 1998
5.875% due 05/15/2016	1,195	1,195

TEXAS 0.0%
North Texas Higher Education Authority, Inc. Revenue Bonds, Series 2011
1.346% due 04/01/2040	4,583	4,657

Total Municipal Bonds & Notes (Cost $49,386)		49,585

U.S. GOVERNMENT AGENCIES 19.3%
Fannie Mae
0.214% due 12/25/2036	2,128	2,076
0.274% due 06/25/2034	543	527
0.354% due 10/27/2037	107,500	107,243
0.454% due 03/25/2037	4,794	4,787
0.504% due 03/25/2037 - 03/25/2044	8,098	8,102
0.514% due 03/25/2037	442	442
0.534% due 07/25/2037	6,273	6,282
0.554% due 06/25/2032 - 09/25/2035	611	612
0.624% due 07/25/2037 - 12/25/2040	8,278	8,308
0.654% due 05/25/2039 - 09/25/2041	86,512	86,813
0.754% due 04/25/2022	4	4
0.804% due 12/25/2037	5,622	5,684
0.854% due 10/25/2037	15,293	15,475
0.884% due 06/25/2040	1,988	2,011
0.887% due 11/01/2021	4,374	4,377
0.894% due 03/25/2040	47,969	48,700
0.904% due 03/25/2038 - 01/25/2040	41,424	41,987
1.000% due 01/25/2043	8,127	7,235
1.004% due 02/25/2040	4,374	4,447
1.054% due 07/25/2039	5,715	5,821
1.332% due 07/01/2042 - 07/01/2044	1,217	1,243
1.347% due 03/01/2035	498	514
1.375% due 01/01/2021	8	8
1.382% due 09/01/2041	93	97
1.532% due 10/01/2030 - 11/01/2039	919	964
1.618% due 11/01/2017	6	6

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.780% due 03/01/2035	$4,941	$5,152
1.795% due 11/01/2018	1	1
1.877% due 07/01/2017	11	11
1.908% due 10/01/2034	1,583	1,660
1.967% due 11/01/2034	550	586
2.030% due 08/01/2017	1	1
2.033% due 07/01/2018	3	3
2.034% due 01/01/2035	3,107	3,308
2.088% due 06/01/2017	3	3
2.183% due 09/01/2035	133	141
2.220% due 10/01/2035	3,078	3,295
2.221% due 11/01/2027	19	21
2.225% due 05/01/2035	897	952
2.248% due 11/01/2017	9	10
2.250% due 07/01/2017	9	9
2.254% due 08/01/2029	362	385
2.276% due 06/01/2022	3	3
2.277% due 12/01/2033	200	211
2.288% due 07/01/2035	2,382	2,526
2.296% due 09/01/2035	2,953	3,139
2.298% due 04/01/2034	483	512
2.300% due 03/01/2035	1,033	1,102
2.310% due 08/01/2022	1,300	1,250
2.339% due 10/01/2024 - 07/01/2035	3,072	3,280
2.348% due 08/01/2035	3,676	3,919
2.366% due 05/01/2035	2,637	2,822
2.385% due 04/01/2024	37	39
2.386% due 03/01/2024	115	122
2.433% due 02/01/2028	105	113
2.474% due 01/01/2024	65	69
2.500% due 05/25/2028 (a)	33,865	3,253
2.501% due 08/01/2035	1,052	1,121
2.508% due 06/01/2035	1,030	1,098
2.584% due 09/01/2032	830	886
2.585% due 11/01/2023	16	16
2.864% due 06/01/2035	555	591
2.991% due 07/25/2017	103	102
3.000% due 08/25/2042	1,868	1,816
3.052% due 12/01/2017	8	8
3.500% due 11/01/2020 - 01/01/2022	1,140	1,201
4.000% due 08/01/2018 - 11/01/2040	45,323	47,847
4.250% due 05/25/2033	1,757	1,857
4.368% due 02/01/2028	4	4
4.397% due 12/01/2036	107	114
4.500% due 08/01/2018 - 04/01/2044	181,485	194,028
4.504% due 01/01/2028	22	24
4.532% due 09/01/2034	88	94
4.938% due 04/01/2018	158	169
5.000% due 12/25/2017 - 05/01/2044	1,566,240	1,709,279
5.332% due 11/01/2035	43	47
5.500% due 10/01/2017 - 04/01/2044	1,163,812	1,286,335
5.896% due 10/25/2042 (a)	68,962	15,182
5.942% due 12/25/2042	2,159	2,437
6.000% due 05/01/2016 - 05/01/2041	143,727	159,137
6.346% due 02/25/2037 (a)	29,829	5,038
6.496% due 01/25/2042 (a)	6,977	1,396
6.500% due 07/25/2023 - 03/01/2038	7,808	8,741
7.000% due 05/01/2026 - 04/01/2034	72	80
7.605% due 01/25/2043	6,491	5,646

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	37

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.000% due 11/25/2023 - 11/01/2031	$1,051	$1,271
8.500% due 04/01/2025	76	87
8.800% due 01/25/2019	29	32
9.000% due 03/25/2021 - 04/25/2021	100	112
9.250% due 10/25/2018	1	1
9.500% due 03/25/2020 - 11/01/2025	284	326
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	33,098	34,424
Federal Housing Administration
7.430% due 10/01/2020 - 10/01/2023	982	960
Freddie Mac
0.305% due 07/15/2019 - 08/15/2019	11,428	11,433
0.414% due 08/25/2031	2,051	2,005
0.434% due 09/25/2031	3,586	3,350
0.455% due 05/15/2036	7,359	7,344
0.485% due 02/15/2037	289	289
0.495% due 02/15/2037	245	244
0.555% due 06/15/2018	676	678
0.605% due 11/15/2030 - 10/15/2041	16,051	16,097
0.655% due 09/15/2041	35,601	35,645
0.765% due 07/15/2037	461	465
0.855% due 08/15/2037	851	861
0.875% due 09/15/2037	9,764	9,885
1.005% due 12/15/2039	75	76
1.010% due 01/15/2038	11,417	11,611
1.105% due 10/15/2020	16	16
1.155% due 03/15/2021	11	11
1.379% due 11/25/2019 (a)	197,905	13,193
1.532% due 07/25/2044	608	616
1.625% due 01/01/2017 - 03/01/2017	7	7
2.000% due 11/15/2026	172,492	174,168
2.006% due 02/01/2020	52	52
2.200% due 10/01/2027	15	16
2.250% due 11/01/2022	78	81
2.267% due 10/01/2035	3,981	4,263
2.324% due 03/01/2035	2,360	2,503
2.335% due 06/01/2024	26	28
2.365% due 10/01/2023 - 11/01/2023	53	55
2.375% due 02/01/2023	1	1
2.385% due 12/01/2022	22	24
2.395% due 04/01/2035	1,874	2,006
2.452% due 09/01/2023	6	6
2.482% due 07/01/2027	44	46
2.487% due 03/01/2035	290	308
2.501% due 04/01/2035	384	401
2.503% due 08/01/2035	7,548	8,055
2.513% due 07/01/2035	44	48
2.524% due 03/01/2035	1,229	1,310
2.531% due 01/01/2024 - 04/01/2035	2,174	2,306
2.700% due 04/01/2035	1,220	1,303
2.776% due 02/01/2037	75	80
2.996% due 08/15/2032	240	251
3.000% due 03/15/2027 (a)	31,712	3,540
3.000% due 06/15/2036 - 03/15/2041	9,271	9,227
3.241% due 05/15/2040 (a)	33,304	33,752
4.000% due 01/15/2024 (a)	717	84
4.000% due 05/01/2043 - 07/01/2043	1,695	1,763

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 09/15/2018 - 05/01/2044	$2,506	$2,669
5.000% due 01/01/2026 - 07/01/2041	3,810	4,156
5.500% due 07/01/2015 - 01/01/2039	13,073	14,364
5.795% due 08/15/2043 (a)	97,208	21,899
5.815% due 08/15/2043 (a)	97,208	21,960
5.948% due 05/01/2037	117	124
6.000% due 02/01/2016 - 10/01/2035	1,257	1,320
6.315% due 07/15/2036 (a)	4,795	748
6.500% due 09/01/2014 - 07/25/2043	23,686	26,401
6.995% due 08/15/2036 (a)	16,518	2,548
7.000% due 01/01/2030 - 04/01/2032	27	31
7.500% due 07/15/2030	199	230
8.000% due 04/15/2021 - 12/01/2024	81	87
8.500% due 06/01/2022 - 11/01/2025	255	287
9.000% due 12/15/2020 - 08/01/2022	91	103
9.500% due 08/01/2016 - 09/01/2021	34	37
10.000% due 11/01/2016 - 05/15/2020	9	10
Ginnie Mae
0.705% due 12/16/2025	53	53
1.625% due 03/20/2017 - 07/20/2034	7,974	8,300
1.938% due 02/20/2041	21,081	21,286
2.000% due 09/20/2024 - 07/20/2030	812	845
2.500% due 11/20/2026	5	5
3.000% due 04/20/2016	1	1
4.000% due 03/20/2019	9	10
5.000% due 06/20/2032 - 04/01/2044	100,069	109,612
5.500% due 10/17/2022	40	41
7.000% due 06/15/2024 - 06/15/2027	3	4
7.500% due 03/15/2022 - 09/15/2031	48	52
8.000% due 05/15/2016 - 06/20/2031	474	497
8.500% due 12/15/2021 - 05/15/2030	4	4
9.000% due 08/15/2030 - 09/15/2030	143	155
9.500% due 10/15/2016 - 06/15/2025	11	11
10.000% due 09/15/2018 - 11/15/2020	1	1
Small Business Administration
4.310% due 04/01/2029	19,031	20,409
5.110% due 04/01/2025	329	354
5.640% due 04/01/2026	8,893	9,727
Vendee Mortgage Trust
6.500% due 05/15/2029	20,634	23,455

Total U.S. Government Agencies (Cost $4,487,066)		4,534,469

U.S. TREASURY OBLIGATIONS 23.6%
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2017	241,579	248,591

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 04/15/2018		$1,664,006	$1,703,656
0.625% due 07/15/2021		195,405	201,381
1.125% due 01/15/2021		102,749	109,147
1.250% due 07/15/2020		120,545	130,018
1.375% due 01/15/2020		42,398	45,866
2.000% due 07/15/2014 (k)		316,121	321,431
2.375% due 01/15/2017		173,969	190,659
U.S. Treasury Notes
0.625% due 10/15/2016 (k)(m)		1,000,600	999,154
0.625% due 11/15/2016 (m)		573,800	572,298
0.625% due 12/15/2016 (i)		383,000	381,609
0.625% due 02/15/2017		340,300	338,187
0.750% due 01/15/2017		319,800	319,400

Total U.S. Treasury Obligations (Cost $5,604,993)			5,561,397

MORTGAGE-BACKED SECURITIES 9.9%
7 WTC Depositor LLC Trust
4.082% due 03/13/2031		6,544	6,838
ABN AMRO Mortgage Corp.
5.500% due 01/25/2034		548	568
Aggregator of Loans Backed by Assets PLC
2.771% due 12/16/2042	GBP	16,627	28,311
American Home Mortgage Assets Trust
0.364% due 10/25/2046		$18,829	12,263
0.424% due 11/25/2035		2,776	2,312
American Home Mortgage Investment Trust
1.830% due 09/25/2045		217	204
2.330% due 02/25/2045		45,821	46,244
Arran Residential Mortgages Funding PLC
1.688% due 05/16/2047	EUR	500	698
Banc of America Alternative Loan Trust
5.500% due 07/25/2033		$6,938	7,275
5.500% due 10/25/2033		15,898	16,465
Banc of America Commercial Mortgage Trust
5.550% due 04/10/2049		30,032	33,020
5.598% due 06/10/2049		3,400	3,750
Banc of America Funding Corp.
0.397% due 05/20/2035		4,979	4,529
0.434% due 07/25/2037		17,300	14,450
2.623% due 05/25/2035		755	778
2.683% due 02/20/2036		3,366	3,370
5.500% due 09/25/2035		3,610	3,747
Banc of America Mortgage Trust
2.725% due 02/25/2035		571	571
2.768% due 09/25/2035		11,457	10,468
2.875% due 05/25/2033		124	124
6.500% due 10/25/2031		974	1,031
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.323% due 07/10/2043		9,423	9,740
BCAP LLC Trust
0.324% due 09/26/2035		8,582	8,456
0.405% due 07/26/2035		4,955	4,903
0.654% due 05/26/2035		3,722	3,453
0.973% due 11/26/2046		5,900	5,548
BCRR Trust
5.858% due 07/17/2040		1,450	1,609
Bear Stearns Adjustable Rate Mortgage Trust
2.250% due 08/25/2035		374	381
2.363% due 02/25/2033		115	117
2.487% due 08/25/2033		2,174	2,187
2.504% due 04/25/2033		2,253	2,302
2.528% due 01/25/2035		1,943	1,918
2.533% due 03/25/2035		608	617
2.557% due 01/25/2035		9	9
2.560% due 03/25/2035		1,242	1,262

38	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.644% due 10/25/2036 ^		$2,499	$2,154
2.667% due 02/25/2033		419	396
2.709% due 08/25/2035		40,212	37,187
2.732% due 08/25/2035 ^		6,341	5,501
2.737% due 01/25/2034		33	33
2.744% due 11/25/2030		29	30
2.749% due 08/25/2033		566	569
5.196% due 03/25/2035		312	312
Bear Stearns Alt-A Trust
2.322% due 09/25/2034		1,189	1,193
2.416% due 04/25/2035		14,693	14,004
2.674% due 05/25/2035		1,739	1,680
2.676% due 09/25/2035		4,831	4,290
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		1,462	1,588
Bear Stearns Structured Products, Inc.
1.885% due 01/26/2036		9,747	7,873
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.434% due 01/25/2035		1,473	1,324
Citigroup Mortgage Loan Trust, Inc.
0.318% due 10/25/2046		4,800	4,496
2.200% due 09/25/2035		109	109
2.510% due 10/25/2035		396	392
2.657% due 03/25/2036		14,223	12,881
2.674% due 03/25/2034		1,825	1,826
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049		181,462	197,673
5.303% due 01/15/2046		41,522	44,126
Commercial Mortgage Trust
0.335% due 06/15/2022		6,432	6,386
Countrywide Alternative Loan Trust
0.334% due 05/25/2047		8,066	6,749
0.434% due 02/25/2037		9,694	7,612
0.554% due 06/25/2036 ^		1,148	757
Countrywide Home Loan Mortgage Pass-Through Trust
0.444% due 04/25/2035		2,667	2,312
2.376% due 02/20/2036		17,494	13,861
5.000% due 08/25/2019		512	522
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		40,891	44,045
5.383% due 02/15/2040		4,213	4,547
5.448% due 01/15/2049		122	121
5.644% due 03/15/2039		159,656	172,412
5.792% due 06/15/2038		15,085	16,276
5.971% due 09/15/2039		711	715
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032		905	857
2.326% due 04/25/2034		14,425	14,953
2.575% due 10/25/2033		175	171
4.829% due 06/25/2032		56	56
Credit Suisse Mortgage Capital Certificates
0.406% due 02/27/2036		12,545	11,911
2.460% due 02/26/2036		5,047	4,870
2.582% due 09/26/2047		7,321	7,273
2.598% due 05/26/2036		3,086	3,106
2.690% due 08/28/2036		3,189	3,087
5.342% due 12/15/2043		200	217
DBRR Trust
0.853% due 02/25/2045		26,043	25,926
DLJ Acceptance Trust
11.000% due 08/01/2019		20	22
EMF-NL BV
1.290% due 07/17/2041	EUR	7,300	8,058
EMF-NL Prime BV
1.140% due 04/17/2041		3,000	2,663

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Epic Opera Arlington Ltd.
0.770% due 07/28/2016	GBP	13,468	$22,403
First Horizon Alternative Mortgage Securities
2.197% due 09/25/2034		$610	597
2.236% due 09/25/2035		1,289	1,137
First Horizon Asset Securities, Inc.
5.250% due 03/25/2035		5,985	6,182
First Horizon Mortgage Pass-Through Trust
2.555% due 02/25/2035		530	527
GMAC Mortgage Securities, Inc.
7.430% due 12/01/2021		13	13
Granite Master Issuer PLC
0.297% due 12/20/2054		41,033	40,648
0.335% due 12/17/2054		2,759	2,734
0.357% due 12/20/2054		35,222	34,909
0.414% due 12/20/2054	EUR	6,290	8,615
0.417% due 12/20/2054		$5,756	5,708
0.434% due 12/20/2054	EUR	22,199	30,422
0.702% due 12/17/2054	GBP	2,021	3,346
0.704% due 12/20/2054		3,567	5,905
0.804% due 12/20/2054		30,209	50,077
Granite Mortgages PLC
0.903% due 09/20/2044		846	1,405
Great Hall Mortgages PLC
0.365% due 06/18/2039		$18,100	17,195
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		500	509
5.224% due 04/10/2037		95,978	100,680
5.444% due 03/10/2039		7,400	8,117
5.820% due 07/10/2038		20,510	22,201
GS Mortgage Securities Trust
5.396% due 08/10/2038		3,982	3,991
GSR Mortgage Loan Trust
2.593% due 12/25/2034		229	226
2.650% due 09/25/2035		34,761	35,370
2.651% due 09/25/2035		2,353	2,382
2.679% due 09/25/2035		300	298
2.854% due 07/25/2035		2,075	1,698
6.000% due 03/25/2032		111	115
HarborView Mortgage Loan Trust
2.733% due 07/19/2035		6,839	5,977
Holmes Master Issuer PLC
1.632% due 10/15/2054	EUR	7,457	10,303
IndyMac Mortgage Loan Trust
0.364% due 05/25/2046		$3,485	2,993
JPMorgan Chase Commercial Mortgage Securities Trust
4.878% due 01/15/2042		6,892	7,022
5.257% due 05/15/2047		82,422	87,842
5.397% due 05/15/2045		26,635	28,930
5.420% due 01/15/2049		2,285	2,509
5.815% due 06/15/2049		18,945	20,982
JPMorgan Commercial Mortgage-Backed Securities Trust
5.648% due 03/18/2051		51,855	55,908
JPMorgan Mortgage Trust
2.618% due 07/25/2035		466	469
2.657% due 04/25/2037 ^		1,182	943
2.736% due 07/25/2035		791	804
2.743% due 08/25/2035 ^		11,968	11,412
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		16,204	17,667
5.641% due 03/15/2039		28,599	30,928
5.866% due 09/15/2045		4,873	5,513
Mall Funding PLC
1.201% due 04/22/2017	GBP	2,962	4,930
MASTR Adjustable Rate Mortgages Trust
2.649% due 11/21/2034		$614	629

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASTR Alternative Loan Trust
4.500% due 11/25/2018		$1,805	$1,813
MASTR Asset Securitization Trust
5.500% due 09/25/2033		3,744	3,909
Merrill Lynch Floating Trust
0.692% due 07/09/2021		108,764	108,594
Merrill Lynch Mortgage Investors Trust
0.404% due 11/25/2035		1,011	956
Merrill Lynch Mortgage Trust
5.841% due 06/12/2050		1,369	1,444
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		9,400	10,365
Morgan Stanley Capital Trust
5.418% due 03/12/2044		24,694	26,229
Morgan Stanley Mortgage Loan Trust
0.414% due 04/25/2035		14,269	13,063
0.424% due 11/25/2035		2,976	2,943
0.474% due 01/25/2035		1,941	1,796
2.485% due 08/25/2034		1,098	1,098
5.500% due 11/25/2035		6,000	6,126
Morgan Stanley Re-REMIC Trust
5.819% due 08/15/2045		8,319	9,234
MortgageIT Trust
0.474% due 02/25/2035		2,041	1,986
Newgate Funding PLC
0.903% due 12/15/2050	EUR	2,500	3,315
Opteum Mortgage Acceptance Corp. Trust
0.564% due 11/25/2035		$45,890	44,148
Paine Webber CMO Trust
8.950% due 07/01/2018		1	1
Permanent Master Issuer PLC
1.982% due 07/15/2042	EUR	3,600	4,999
Prime Mortgage Trust
0.554% due 02/25/2019		$24	24
0.554% due 02/25/2034		1,525	1,442
Resecuritization Mortgage Trust
0.404% due 04/26/2021		20	19
Residential Funding Mortgage Securities, Inc. Trust
5.250% due 01/25/2036		203	190
Royal Bank of Scotland Capital Funding Trust
5.331% due 02/16/2044		5,000	5,345
Silverstone Master Issuer PLC
1.787% due 01/21/2055		10,000	10,135
SOMF Ltd.
0.681% due 04/22/2017	GBP	20,096	33,555
Structured Adjustable Rate Mortgage Loan Trust
2.445% due 02/25/2034		$140	143
Structured Asset Mortgage Investments Trust
0.284% due 03/25/2037		185	143
0.434% due 02/25/2036		4,095	3,225
0.816% due 09/19/2032		2,564	2,497
0.816% due 10/19/2034		387	372
9.702% due 06/25/2029		218	230
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.227% due 01/25/2032		63	58
2.352% due 06/25/2033		287	287
5.250% due 09/25/2034		3,048	3,250
Suntrust Adjustable Rate Mortgage Loan Trust
2.768% due 01/25/2037 ^		4,881	4,658
Thornburg Mortgage Securities Trust
2.176% due 10/25/2045		17,271	16,794
2.318% due 12/25/2045		11,562	11,156
Wachovia Bank Commercial Mortgage Trust
0.235% due 06/15/2020		10,765	10,671
0.295% due 06/15/2020		73,200	72,361
5.421% due 04/15/2047		6,870	6,867

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	39

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.509% due 04/15/2047	$6,200	$6,748
5.572% due 10/15/2048	15,547	16,901
5.719% due 06/15/2049	517	530
5.749% due 07/15/2045	13,304	14,483
WaMu Commercial Mortgage Securities Trust
5.336% due 03/23/2045	14,779	15,258
WaMu Mortgage Pass-Through Certificates
0.414% due 11/25/2045	2,261	2,098
0.424% due 12/25/2045	7,072	6,631
0.444% due 10/25/2045	174	162
0.464% due 01/25/2045	207	201
0.558% due 11/25/2034	7,824	7,412
0.859% due 01/25/2047	5,921	5,711
1.129% due 08/25/2046	144	125
1.331% due 11/25/2042	987	957
1.531% due 06/25/2042	1,659	1,569
1.531% due 08/25/2042	1,430	1,360
2.034% due 02/27/2034	78	78
2.034% due 01/25/2047	3,978	3,614
2.284% due 09/25/2046	125	119
2.376% due 01/25/2036	557	530
2.408% due 03/25/2034	1,679	1,693
6.000% due 06/25/2034	2,318	2,460
Washington Mutual MSC Mortgage Pass-Through Certificates
2.066% due 02/25/2033	20	20
2.225% due 02/25/2033	114	114
Wells Fargo Commercial Mortgage Trust
2.128% due 10/15/2045 (a)	88,345	10,257
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 02/25/2035	873	883
2.612% due 07/25/2036 ^	11,866	11,521
2.613% due 03/25/2035	673	693
2.614% due 03/25/2036	15,272	15,344
2.615% due 06/25/2034	21,653	22,156
2.615% due 12/25/2034	33,664	34,392
2.615% due 01/25/2035	3,533	3,499
2.616% due 04/25/2036	376	363
2.618% due 12/25/2033	872	876
2.618% due 06/25/2035	54,630	55,890
2.624% due 04/25/2036 ^	2,404	2,339
WFRBS Commercial Mortgage Trust
1.662% due 03/15/2044 (a)	201,347	12,958

Total Mortgage-Backed Securities (Cost $2,274,060)		2,327,197

ASSET-BACKED SECURITIES 4.6%
Academic Loan Funding Trust
0.954% due 12/27/2022	2,139	2,158
Access Group, Inc.
1.539% due 10/27/2025	5,723	5,779
Accredited Mortgage Loan Trust
0.284% due 02/25/2037	7,211	6,766
0.390% due 09/25/2035	292	291
0.504% due 04/25/2035	7,852	7,663
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
0.604% due 10/25/2035	6,500	5,488
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.614% due 07/25/2035	6,900	6,505
0.654% due 09/25/2035	7,300	6,320
0.759% due 11/25/2034	4,563	4,533
1.504% due 02/25/2033	2,406	2,287
AMMC CLO Ltd.
0.935% due 05/03/2018	1,400	1,397

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Amortizing Residential Collateral Trust
0.694% due 06/25/2032		$61	$56
0.734% due 07/25/2032		744	686
Apidos CDO Ltd.
0.499% due 07/27/2017		1,946	1,946
Asset-Backed Funding Certificates Trust
0.374% due 05/25/2037		2,720	2,491
Asset-Backed Securities Corp. Home Equity Loan Trust
0.384% due 05/25/2037		28,945	18,761
0.675% due 06/15/2031		4	4
Atrium
0.485% due 07/20/2020		9,984	9,879
Avenue CLO Ltd.
0.496% due 10/30/2017		4,337	4,338
0.497% due 07/20/2018		7,114	7,112
Bear Stearns Asset-Backed Securities Trust
0.214% due 01/25/2037		57	57
0.654% due 06/25/2035		5,097	5,015
0.834% due 09/25/2035		317	316
1.154% due 10/25/2037		18,083	16,873
1.154% due 11/25/2042		804	767
1.954% due 03/25/2043		4,466	4,146
BlueMountain CLO Ltd.
0.606% due 11/15/2017		10,000	9,944
Cadogan Square CLO BV
0.627% due 01/17/2023	EUR	30,906	41,788
Callidus Debt Partners CLO Fund Ltd.
0.498% due 04/17/2020		$4,942	4,936
Carrington Mortgage Loan Trust
0.354% due 06/25/2037		246	241
Centex Home Equity Loan Trust
0.774% due 09/25/2034		3,558	3,151
Citibank Omni Master Trust
2.905% due 08/15/2018		44,500	44,936
4.900% due 11/15/2018		16,800	17,265
Concord Real Estate CDO Ltd.
0.434% due 12/25/2046		6,692	6,692
Cornerstone CLO Ltd.
0.459% due 07/15/2021		33,200	32,560
Countrywide Asset-Backed Certificates
0.284% due 06/25/2047		2,174	2,154
0.334% due 09/25/2036		356	346
0.414% due 05/25/2036		1,230	1,228
0.494% due 04/25/2036		7,900	6,875
0.634% due 10/25/2035		4,490	4,419
0.874% due 07/25/2034		5,300	4,789
0.904% due 03/25/2034		2,943	2,814
Credit Suisse First Boston Mortgage Securities Corp.
0.854% due 07/25/2032		12	10
Denali Capital CLO Ltd.
0.497% due 04/21/2020		9,493	9,510
Dryden Leveraged Loan CDO
0.486% due 05/22/2017		4,339	4,339
Duane Street CLO Ltd.
0.492% due 01/11/2021		3,892	3,854
Educational Services of America, Inc.
1.304% due 09/25/2040		33,272	33,990
EquiFirst Mortgage Loan Trust
0.634% due 01/25/2034		560	536
Eurocredit CDO BV
0.900% due 10/20/2016	EUR	2,351	3,239
First Franklin Mortgage Loan Asset-Backed Certificates
0.979% due 05/25/2034		$4,466	4,106
First Franklin Mortgage Loan Trust
0.604% due 06/25/2036		3,324	3,027
0.634% due 05/25/2035		2,800	2,555

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First NLC Trust
0.859% due 12/25/2035		$6,965	$6,582
Flagship CLO
0.465% due 09/20/2019		5,012	4,978
Four Corners CLO Ltd.
0.505% due 01/26/2020		25,531	25,375
Franklin CLO Ltd.
0.493% due 06/15/2018		42,529	41,968
Fraser Sullivan CLO Ltd.
0.535% due 12/20/2020		500	488
Fremont Home Loan Trust
0.214% due 01/25/2037		299	151
0.634% due 07/25/2035		3,071	3,078
Glacier Funding CDO Ltd.
0.564% due 11/12/2042		28,088	27,525
Goldentree Loan Opportunities Ltd.
0.932% due 10/18/2021		13,986	13,950
Grosvenor Place CLO BV
0.550% due 07/20/2021	EUR	541	745
GSAMP Trust
0.224% due 12/25/2036		$2,429	1,242
0.704% due 03/25/2034		113	113
1.024% due 11/25/2034		4,583	4,248
Gulf Stream Compass CLO Ltd.
0.497% due 01/24/2020		2,608	2,612
Gulf Stream Sextant CLO Ltd.
0.464% due 08/21/2020		1,195	1,191
Harbourmaster CLO BV
0.564% due 06/15/2020	EUR	1,115	1,532
Home Equity Asset Trust
0.434% due 08/25/2036		$21,100	16,315
HSBC Home Equity Loan Trust
0.307% due 03/20/2036		804	789
0.637% due 03/20/2036		11,000	9,599
HSI Asset Securitization Corp. Trust
0.204% due 10/25/2036		63	33
Hyde Park CDO BV
0.624% due 06/14/2022	EUR	4,746	6,476
Hyundai Capital Auto Funding Ltd.
1.156% due 09/20/2016		$4,557	4,532
ING Investment Management CLO Ltd.
0.487% due 12/13/2020		16,082	15,860
Inwood Park CDO Ltd.
0.462% due 01/20/2021		33,268	33,094
Jubilee CDO BV
0.626% due 08/21/2021	EUR	8,840	12,010
Landmark CDO Ltd.
0.514% due 07/15/2018		$19,840	19,815
Leopard CLO BV
0.590% due 04/21/2020	EUR	3,756	5,167
Long Beach Mortgage Loan Trust
0.714% due 10/25/2034		$597	545
0.979% due 06/25/2035		2,640	2,585
Madison Park Funding Ltd.
0.507% due 05/10/2019		7,520	7,510
0.657% due 05/10/2019		9,000	8,968
Massachusetts Educational Financing Authority
1.189% due 04/25/2038		9,624	9,685
Mercator CLO PLC
0.522% due 02/18/2024	EUR	15,637	21,084
Merrill Lynch Mortgage Investors Trust
0.354% due 08/25/2036		$9,670	9,446
0.444% due 08/25/2036		8,200	7,417
0.464% due 08/25/2036		5,000	4,302
Mid-State Trust
4.864% due 07/15/2038		352	378

40	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley ABS Capital, Inc. Trust
0.859% due 12/25/2034		$4,483	$4,281
Morgan Stanley Investment Management Croton Ltd.
0.499% due 01/15/2018		3,404	3,393
Morgan Stanley IXIS Real Estate Capital Trust
0.204% due 11/25/2036		22	11
MT Wilson CLO Ltd.
0.472% due 07/11/2020		7,916	7,840
Nautique Funding Ltd.
0.489% due 04/15/2020		10,203	10,069
New Century Home Equity Loan Trust
0.434% due 10/25/2035		5,631	5,522
0.484% due 02/25/2036		16,000	13,723
0.874% due 03/25/2035		10,289	9,041
NOB Hill CLO Ltd.
0.486% due 08/15/2018		3,480	3,464
Nomura Home Equity Loan, Inc.
0.644% due 05/25/2035		5,600	5,172
OCI Euro Fund BV
0.597% due 08/15/2024	EUR	7,200	9,634
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.434% due 12/25/2035		$11,095	9,901
Option One Mortgage Loan Trust
0.644% due 08/25/2035		2,800	2,293
Panhandle-Plains Higher Education Authority, Inc.
1.363% due 10/01/2035		174	177
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.454% due 08/25/2035		10,541	10,497
RAAC Series
0.504% due 03/25/2034		859	816
0.634% due 03/25/2037		10,400	9,666
Renaissance Home Equity Loan Trust
0.774% due 03/25/2034		2,807	2,626
0.854% due 08/25/2032		40	36
Residential Asset Securities Corp. Trust
0.554% due 12/25/2035		4,200	3,783
0.594% due 01/25/2036		5,500	4,892
0.604% due 09/25/2035		12,814	12,371
0.614% due 06/25/2031		2	2
0.949% due 01/25/2035		1,622	1,523
0.979% due 07/25/2034		3,302	2,934
4.470% due 03/25/2032		233	239
Saxon Asset Securities Trust
0.474% due 09/25/2047		7,400	5,979
0.949% due 03/25/2035		5,815	5,268
Securitized Asset-Backed Receivables LLC Trust
0.214% due 12/25/2036 ^		4,046	1,423
0.284% due 05/25/2037 ^		953	629
Silverado CLO Ltd.
0.637% due 04/11/2020		3,800	3,766
SLC Student Loan Trust
0.316% due 11/15/2021		8,852	8,847
SLM Student Loan Trust
0.369% due 01/25/2019		6,190	6,173
0.389% due 01/25/2021		1,339	1,337
0.409% due 04/27/2020		7,962	7,942
0.413% due 03/15/2024		22,170	21,878
0.564% due 12/15/2023	EUR	1,523	2,071
0.574% due 09/15/2021		2,646	3,640
0.574% due 06/17/2024		847	1,149
0.739% due 10/25/2017		$4,766	4,773
0.905% due 10/16/2023		25,244	25,299
1.205% due 06/15/2023		33,816	34,042
1.255% due 12/15/2021		10,463	10,511
1.433% due 12/15/2033		672	681

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.739% due 04/25/2023		$7,529	$7,776
Soundview Home Loan Trust
0.214% due 11/25/2036		1,717	661
South Carolina Student Loan Corp.
0.786% due 03/01/2018		117	117
0.986% due 03/02/2020		900	904
1.236% due 09/03/2024		3,500	3,555
Specialty Underwriting & Residential Finance Trust
0.214% due 01/25/2038		83	83
Stanfield Bristol CLO Ltd.
0.496% due 10/15/2019		10,205	10,198
Structured Asset Investment Loan Trust
0.844% due 06/25/2035		3,200	2,981
0.859% due 03/25/2034		7,232	6,668
0.874% due 02/25/2035		6,500	5,573
1.054% due 09/25/2034		2,000	1,913
1.129% due 10/25/2033		16,775	16,026
Structured Asset Securities Corp.
0.604% due 11/25/2035		5,000	4,280
0.754% due 02/25/2035		1,075	1,066
0.814% due 02/25/2035		1,412	1,299
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.734% due 01/25/2033		373	345
4.930% due 01/25/2035		170	175
Venture CDO Ltd.
0.467% due 01/20/2022		30,500	30,121
Wells Fargo Home Equity Trust
0.694% due 08/25/2035		2,900	2,717
Wood Street CLO BV
0.544% due 11/22/2021	EUR	12,327	16,816

Total Asset-Backed Securities (Cost $1,066,532)			1,094,914

SOVEREIGN ISSUES 9.0%
Autonomous Community of Catalonia
1.500% due 09/16/2014	JPY	300,000	2,899
2.125% due 10/01/2014	CHF	3,600	4,084
2.750% due 03/24/2016		9,200	10,488
3.875% due 04/07/2015	EUR	16,800	23,755
4.750% due 06/04/2018		3,100	4,672
Autonomous Community of Madrid
4.200% due 09/24/2014		9,600	13,460
Autonomous Community of Valencia
3.250% due 07/06/2015		3,800	5,329
4.375% due 07/16/2015		14,225	20,348
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	144,000	45,900
Development Bank of Japan, Inc.
4.250% due 06/09/2015		$600	628
Hydro-Quebec
1.375% due 06/19/2017		10,000	10,046
2.000% due 06/30/2016		157,600	162,037
Italy Buoni Poliennali Del Tesoro
2.250% due 05/15/2016	EUR	20,400	28,917
2.750% due 12/01/2015		27,300	38,899
3.000% due 04/15/2015		16,000	22,578
3.000% due 06/15/2015		96,000	136,014
3.000% due 11/01/2015		34,800	49,666
3.750% due 08/01/2015		108,000	154,794
3.750% due 04/15/2016		8,200	11,985
3.750% due 08/01/2016		27,600	40,483
4.500% due 07/15/2015		322,000	465,366
4.750% due 09/15/2016		10,200	15,328
Italy Certificati Di Credito Del Tesoro
0.000% due 06/30/2015		38,000	51,920
0.000% due 12/31/2015		35,800	48,647

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Korea Housing Finance Corp.
4.125% due 12/15/2015		$2,500	$2,643
Mexico Government International Bond
4.000% due 11/15/2040 (e)	MXN	45,791	3,675
4.500% due 11/22/2035 (e)		145,091	12,545
5.000% due 06/16/2016 (e)		44,762	3,720
Province of British Columbia
1.200% due 04/25/2017		$13,200	13,264
Province of Ontario
1.000% due 07/22/2016		40,800	41,040
1.600% due 09/21/2016		2,900	2,954
4.300% due 03/08/2017	CAD	17,600	17,195
Province of Quebec
4.500% due 12/01/2017		2,100	2,083
Republic of Korea
4.875% due 09/22/2014		$2,400	2,447
5.750% due 04/16/2014		4,000	4,006
Spain Government International Bond
3.000% due 04/30/2015	EUR	67,100	94,828
3.150% due 01/31/2016		41,900	60,302
3.750% due 10/31/2015		87,000	125,639
4.000% due 07/30/2015		245,600	353,340
State of North Rhine-Westphalia
1.625% due 09/17/2014		$800	805

Total Sovereign Issues (Cost $2,074,376)			2,108,729

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (c)		428,000	0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Citigroup Capital
7.875% due 10/30/2040		250,000	6,935
SLM Corp. CPI Linked Bond
3.502% due 03/15/2017		4,100	100

Total Preferred Securities (Cost $7,135)			7,035

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.9%

CERTIFICATES OF DEPOSIT 0.6%
Credit Suisse
0.465% due 03/17/2015		$15,300	15,301
Itau Unibanco Holding S.A.
0.000% due 10/31/2014		124,600	123,784

			139,085

COMMERCIAL PAPER 0.9%
British Telecommunications PLC
0.750% due 04/08/2014		18,400	18,397
Entergy Corp.
0.940% due 06/05/2014		33,311	33,283
0.950% due 07/01/2014		27,000	26,967
Ford Motor Credit Co. LLC
0.840% due 06/02/2014		8,800	8,794
0.850% due 06/16/2014		7,300	7,293

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	41

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.880% due 07/14/2014	$15,900	$15,878
0.900% due 07/01/2014	8,800	8,790
0.900% due 08/05/2014	16,100	16,072
0.900% due 09/16/2014	75,000	74,808

		210,282

REPURCHASE AGREEMENTS (h) 0.2%
		52,807

SHORT-TERM NOTES 0.2%
Korea Development Bank
0.770% due 08/20/2014	46,800	46,762

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.0%
0.068% due 04/17/2014 - 09/04/2014 (d)(m)	$10,743	$10,742

Total Short-Term Instruments (Cost $459,265)		459,678

Total Investments in Securities (Cost $20,977,753)		21,183,965

	SHARES
INVESTMENTS IN AFFILIATES 13.8%

SHORT-TERM INSTRUMENTS 13.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 13.8%
PIMCO Short-Term Floating NAV Portfolio	2,356	24

	SHARES	MARKET VALUE (000S)
PIMCO Short-Term Floating NAV Portfolio III	324,203,939	$3,239,121

Total Short-Term Instruments (Cost $3,238,683)		3,239,145

Total Investments in Affiliates (Cost $3,238,683)		3,239,145

Total Investments 103.7% (Cost $24,216,436)		$24,423,110

Financial Derivative Instruments (j)(l) 0.1% (Cost or Premiums, net $18,998)		16,354

Other Assets and Liabilities, net (3.8%)		(881,158)

Net Assets 100.0%		$23,558,306

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity, date shown represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$30,000	$29,954	0.13%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.080%	03/31/2014	04/01/2014	$9,800	U.S. Treasury Bonds 4.500% due 08/15/2039	$(10,040)	$9,800	$9,800
GRE	0.050%	03/31/2014	04/01/2014	37,900	U.S. Treasury Notes 5.125% due 05/15/2016	(38,675)	37,900	37,900
SSB	0.000%	03/31/2014	04/01/2014	5,107	Fannie Mae 2.260% due 10/17/2022	(4,507)	5,107	5,107
					Freddie Mac 2.080% due 10/17/2022	(703)

Total Repurchase Agreements						$(53,925)	$52,807	$52,807

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
GRE	0.200%	03/31/2014	04/01/2014	$(37,905)	$(37,905)

Total Reverse Repurchase Agreements					$(37,905)

(2)

As of March 31, 2014, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $184,969 at a weighted average interest rate of (0.208%).

42	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	04/01/2029	$1,000	$(1,054)	$(1,048)
Fannie Mae	6.000%	04/01/2044	62,000	(69,077)	(69,111)
Freddie Mac	4.000%	04/01/2044	1,000	(1,037)	(1,038)
Freddie Mac	5.000%	05/01/2044	3,500	(3,797)	(3,796)

				$(74,965)	$(74,993)

Total Short Sales				$(74,965)	$(74,993)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(i)	Securities with an aggregate market value of $37,862 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BOS	$9,800	$0	$0	$0	$9,800	$(10,040)	$(240)
GRE	37,900	(37,905)	0	0	(5)	(813)	(818)
SSB	5,107	0	0	0	5,107	(5,210)	(103)

Master Securities Forward Transaction Agreement
DEU	0	0	0	(69,111)	(69,111)	0	(69,111)
FOB	0	0	0	(1,048)	(1,048)	(200)	(1,248)
GRE	0	0	0	0	0	(10)	(10)
GSC	0	0	0	(1,038)	(1,038)	(260)	(1,298)
JPS	0	0	0	(3,796)	(3,796)	0	(3,796)
MSC	0	0	0	0	0	(246)	(246)
SAL	0	0	0	0	0	(3)	(3)

Total Borrowings and Other Financing Transactions	$52,807	$(37,905)	$0	$(74,993)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$122.500	05/23/2014	9,873	$(3,374)	$(5,094)
Call - CBOT U.S. Treasury 10-Year Note June Futures	126.000	05/23/2014	9,873	(4,052)	(1,608)

				$(7,426)	$(6,702)

Total Written Options				$(7,426)	$(6,702)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	68,684	$(19,732)	$6,868	$0
90-Day Eurodollar June Futures	Long	06/2015	6,615	(1,538)	413	0
90-Day Eurodollar June Futures	Long	06/2016	2,724	2,079	170	0
90-Day Eurodollar March Futures	Long	03/2015	7,118	260	267	0
90-Day Eurodollar March Futures	Long	03/2016	4,262	521	373	0
90-Day Eurodollar September Futures	Long	09/2015	58,509	18,185	5,120	0
90-Day Eurodollar September Futures	Long	09/2016	789	(583)	30	0

Total Futures Contracts				$(808)	$13,241	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	43

Schedule of Investments PIMCO Low Duration Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-21 5-Year Index	5.000%	12/20/2018	$ 233,500	$18,894	$2,364	$580	$0
CDX.HY-22 5-Year Index	5.000%	06/20/2019	389,400	29,618	2,039	1,021	0
CDX.IG-21 3-Year Index	1.000%	12/20/2016	160,300	3,094	408	59	0
CDX.IG-21 5-Year Index	1.000%	12/20/2018	521,200	9,503	1,917	395	0
CDX.IG-22 5-Year Index	1.000%	06/20/2019	405,800	6,355	355	245	(9)
iTraxx Europe 21 5-Year Index	1.000%	06/20/2019	EUR 174,350	2,976	669	448	0

				$70,440	$7,752	$2,748	$(9)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	$3,776,500	$26,619	$53	$1,201	$0
Pay	3-Month USD-LIBOR	3.000%	09/21/2017	355,200	2,167	1,606	11	0
Receive	3-Month USD-LIBOR	3.000%	12/18/2023	732,100	(18,168)	(13,732)	885	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	241,100	35,000	19,870	1,069	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	944,800	(1,049)	(48,286)	4,610	0

					$44,569	$(40,489)	$7,776	$0

Total Swap Agreements					$115,009	$(32,737)	$10,524	$(9)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(k)	Securities with an aggregate market value of $37,302 and cash of $197,557 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$13,241	$10,524	$23,765	$(6,702)	$0	$(9)	$(6,711)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	05/2014		EUR	272,292	$		373,952	$0	$(1,147)

BPS	05/2014			77,800			98,377	0	(8,793)
	05/2014		MXN	335,425			25,024	0	(585)
	05/2014	$		287		CHF	253	0	0
	05/2014			4,983		JPY	509,700	0	(43)
	05/2014			1,064		MXN	14,073	11	0

BRC	04/2014		EUR	185,641	$		254,681	0	(1,067)

CBK	04/2014			4,616			6,036	0	(323)
	04/2014			3,640		EUR	2,647	7	0

44	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2014	$		1,068		GBP	643	$4	$0
	05/2014		EUR	4,398	$		6,062	3	0
	05/2014		JPY	23,309,967			228,583	2,694	0
	05/2014	$		308		DKK	1,665	0	0
	06/2014		CAD	22,017	$		19,835	0	(44)

DUB	04/2014		DKK	685,062			124,362	0	(2,049)
	04/2014	$		850,548		EUR	617,234	0	(216)
	04/2014			1,687		GBP	1,022	17	0
	05/2014		EUR	617,234	$		850,502	225	0

FBF	04/2014		BRL	103,136			45,575	120	0
	04/2014	$		43,702		BRL	103,136	1,753	0
	04/2014			723,427		EUR	524,612	0	(696)
	05/2014		BRL	103,136	$		43,367	0	(1,699)
	05/2014		EUR	516,863			712,610	601	0
	06/2014			4,400			5,579	0	(482)

GLM	04/2014			206,655			286,982	2,284	0

HUS	04/2014			1,698			2,318	0	(21)
	04/2014	$		27,044		EUR	19,663	63	(18)

JPM	04/2014		GBP	116,874	$		195,313	467	0
	04/2014	$		190,786		GBP	115,209	1,285	0
	05/2014		GBP	115,209	$		190,744	0	(1,283)

RYL	05/2014		CHF	12,492			13,932	0	(203)

UAG	04/2014		BRL	103,136			42,343	0	(3,111)
	04/2014		EUR	1,037,146			1,414,598	0	(14,225)
	04/2014	$		45,575		BRL	103,136	0	(121)

Total Forward Foreign Currency Contracts								$9,534	$(36,126)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-21 5-Year Index	Buy	0.550%	06/18/2014	$15,200	$(7)	$(10)
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.850%	06/18/2014	18,200	(19)	(12)

CBK	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	06/18/2014	12,000	(14)	(7)

JPM	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	06/18/2014	30,000	(37)	(17)

						$(77)	$(46)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	$166,600	$(9,460)	$(8,646)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC Fannie Mae 3.500% due 05/01/2044	$	98.391	05/05/2014	$63,000	$(303)	$(91)
	Call - OTC Fannie Mae 3.500% due 05/01/2044		101.391	05/05/2014	63,000	(221)	(132)

DUB	Put - OTC Fannie Mae 3.500% due 05/01/2044		98.391	05/05/2014	63,000	(345)	(91)
	Call - OTC Fannie Mae 3.500% due 05/01/2044		101.391	05/05/2014	63,000	(197)	(132)

JPM	Put - OTC Fannie Mae 3.500% due 04/01/2044		98.719	04/03/2014	157,000	(424)	(2)
	Call - OTC Fannie Mae 3.500% due 04/01/2044		101.719	04/03/2014	157,000	(245)	(14)
	Put - OTC Fannie Mae 3.500% due 05/01/2044		98.375	05/05/2014	96,000	(484)	(136)
	Call - OTC Fannie Mae 3.500% due 05/01/2044		101.375	05/05/2014	96,000	(330)	(206)

						$(2,549)	$(804)

Total Written Options						$(12,086)	$(9,496)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	45

Schedule of Investments PIMCO Low Duration Fund (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at 03/31/2013	0	$4,585,700	EUR	1,154,500	$(19,551)
Sales	41,263	13,899,700		2,860,600	(65,832)
Closing Buys	0	(468,700)		0	2,423
Expirations	(21,517)	(13,711,600)		(2,394,500)	52,218
Exercised	0	(3,305,100)		(1,620,600)	11,230

Balance at 03/31/2014	19,746	$1,000,000	EUR	0	$(19,512)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	03/20/2016	0.204%	$	15,600	$(203)	$455	$252	$0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		9,200	(54)	123	69	0
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		9,900	(449)	160	0	(289)
	China Government International Bond	1.000%	12/20/2018	0.821%		15,000	147	(20)	127	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.302%		8,700	92	1	93	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.348%		300	(4)	9	5	0
	Japan Government International Bond	1.000%	09/20/2015	0.165%		100,000	1,653	(379)	1,274	0
	Japan Government International Bond	1.000%	12/20/2015	0.185%		14,000	239	(36)	203	0
	MetLife, Inc.	1.000%	09/20/2016	0.290%		46,300	529	301	830	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		8,600	71	24	95	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		10,300	(13)	117	104	0
	Russia Government International Bond	1.000%	03/20/2019	2.107%		38,900	(2,702)	731	0	(1,971)
	Standard Chartered Bank	1.000%	03/20/2019	1.152%	EUR	11,700	(139)	27	0	(112)
	Toyota Motor Credit Corp.	1.000%	06/20/2014	0.108%	$	10,000	76	(53)	23	0

BPS	Japan Government International Bond	1.000%	09/20/2015	0.165%		25,000	413	(95)	318	0
	Japan Government International Bond	1.000%	12/20/2015	0.185%		50,000	316	408	724	0

BRC	Bank of America Corp.	1.000%	03/20/2019	0.612%		5,400	61	42	103	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.542%		40,300	648	255	903	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2023	1.086%		10,000	(291)	222	0	(69)
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		19,800	(158)	307	149	0
	Brazil Government International Bond	1.000%	06/20/2016	0.729%		63,900	(102)	507	405	0
	Brazil Government International Bond	1.000%	09/20/2016	0.853%		13,000	(122)	173	51	0
	China Government International Bond	1.000%	09/20/2015	0.224%		27,000	333	(13)	320	0
	China Government International Bond	1.000%	09/20/2016	0.386%		14,800	205	25	230	0
	China Government International Bond	1.000%	12/20/2018	0.821%		20,000	197	(26)	171	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.222%		153,800	895	30	925	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.302%		36,500	410	(20)	390	0
	Japan Government International Bond	1.000%	06/20/2015	0.138%		16,600	258	(76)	182	0
	Japan Government International Bond	1.000%	12/20/2015	0.185%		20,400	358	(63)	295	0
	MetLife, Inc.	1.000%	03/20/2019	0.619%		30,300	221	344	565	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		19,700	(76)	294	218	0
	Mexico Government International Bond	1.000%	03/20/2018	0.631%		15,000	(26)	247	221	0
	Morgan Stanley	1.000%	09/20/2014	0.305%		500	(14)	15	1	0

CBK	American International Group, Inc.	1.000%	03/20/2019	0.642%		22,000	214	170	384	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		16,400	(124)	248	124	0
	Brazil Government International Bond	1.000%	03/20/2016	0.676%		4,700	(21)	52	31	0
	Brazil Government International Bond	1.000%	06/20/2016	0.729%		33,500	(57)	269	212	0
	Brazil Government International Bond	1.000%	03/20/2017	1.034%		16,500	(186)	175	0	(11)
	China Government International Bond	1.000%	03/20/2019	0.868%		20,500	108	28	136	0
	HSBC Bank PLC	1.000%	12/20/2018	0.630%	EUR	6,500	91	66	157	0
	HSBC Bank PLC	1.000%	03/20/2019	1.087%		39,200	(391)	182	0	(209)
	JPMorgan Chase & Co.	1.000%	06/20/2014	0.196%	$	30,700	280	(214)	66	0
	JPMorgan Chase & Co.	1.000%	09/20/2014	0.196%		27,000	272	(159)	113	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		12,500	65	127	192	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		18,900	(18)	209	191	0
	U.S. Treasury Notes	0.250%	12/20/2014	0.108%	EUR	86,000	(767)	900	133	0

DUB	Bank of America Corp.	1.000%	09/20/2014	0.207%	$	3,100	24	(11)	13	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.542%		19,100	405	23	428	0
	Brazil Government International Bond	1.000%	06/20/2016	0.729%		20,000	(48)	175	127	0
	Brazil Government International Bond	1.000%	03/20/2017	1.034%		20,600	(220)	206	0	(14)
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		15,000	(680)	242	0	(438)
	China Government International Bond	1.000%	12/20/2018	0.821%		15,000	191	(63)	128	0
	China Government International Bond	1.000%	03/20/2019	0.868%		46,000	22	283	305	0

46	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Colombia Government International Bond	1.000%	03/20/2016	0.484%	$	12,800	$77	$58	$135	$0
	Export-Import Bank of China	1.000%	12/20/2016	0.709%		27,100	(2,192)	2,414	222	0
	Export-Import Bank of Korea	1.000%	12/20/2016	0.290%		12,000	(767)	1,003	236	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.302%		42,100	445	5	450	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.569%		13,800	215	75	290	0
	HSBC Bank PLC	1.000%	12/20/2018	0.630%	EUR	37,900	425	487	912	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%	$	3,200	(75)	104	29	0
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.263%		37,400	412	9	421	0
	MetLife, Inc.	1.000%	09/20/2015	0.185%		27,000	314	22	336	0
	MetLife, Inc.	1.000%	03/20/2019	0.619%		34,100	503	133	636	0
	Mexico Government International Bond	1.000%	03/20/2016	0.331%		42,300	(240)	815	575	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		7,400	36	77	113	0
	Toyota Motor Credit Corp.	1.000%	06/20/2014	0.108%		10,000	76	(53)	23	0

FBF	American International Group, Inc.	1.000%	03/20/2019	0.642%		25,000	244	194	438	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		25,000	(205)	394	189	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		25,000	(205)	482	277	0

GST	Brazil Government International Bond	1.000%	09/20/2015	0.514%		13,400	(68)	169	101	0
	Caterpillar, Inc.	1.000%	06/20/2014	0.053%		43,600	505	(398)	107	0
	Colombia Government International Bond	1.000%	03/20/2016	0.484%		12,800	77	58	135	0
	Japan Government International Bond	1.000%	06/20/2015	0.138%		8,000	120	(33)	87	0
	Japan Government International Bond	1.000%	12/20/2016	0.257%		16,700	353	(10)	343	0
	MetLife, Inc.	1.000%	09/20/2015	0.185%		10,000	(507)	631	124	0
	MetLife, Inc.	1.000%	03/20/2019	0.619%		23,000	335	94	429	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		20,400	100	214	314	0
	United Kingdom Gilt	1.000%	03/20/2015	0.030%		5,600	33	22	55	0
	Vodafone Group PLC	1.000%	09/20/2015	0.194%		10,000	83	40	123	0

HUS	Brazil Government International Bond	1.000%	09/20/2015	0.514%		41,600	(339)	653	314	0
	Brazil Government International Bond	1.000%	03/20/2016	0.676%		19,500	(93)	225	132	0
	Brazil Government International Bond	1.000%	06/20/2016	0.729%		65,100	(94)	507	413	0
	Colombia Government International Bond	1.000%	03/20/2016	0.484%		12,900	69	67	136	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		52,500	(111)	691	580	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		7,500	39	77	116	0

JPM	Brazil Government International Bond	1.000%	09/20/2015	0.514%		6,000	(57)	102	45	0
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		25,000	(1,163)	432	0	(731)
	China Government International Bond	1.000%	12/20/2018	0.821%		9,400	92	(12)	80	0
	Ford Motor Co.	5.000%	03/20/2019	1.027%		14,700	2,759	42	2,801	0
	HSBC Bank PLC	1.000%	12/20/2018	0.630%	EUR	4,000	56	40	96	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%	$	8,600	48	85	133	0
	Petrobras International Finance Co.	1.000%	09/20/2015	1.074%		6,000	(171)	167	0	(4)
	PSEG Power LLC	1.000%	12/20/2018	0.915%		24,200	134	(32)	102	0

MYC	Bank of America Corp.	1.000%	03/20/2019	0.612%		7,400	83	57	140	0
	Barclays Bank PLC	1.000%	06/20/2015	0.204%	EUR	93,700	1,035	273	1,308	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%	$	10,600	(61)	141	80	0
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		16,400	(763)	284	0	(479)
	General Electric Capital Corp.	1.000%	06/20/2014	0.222%		10,000	92	(71)	21	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.569%		25,000	390	136	526	0
	MetLife, Inc.	1.000%	03/20/2019	0.619%		25,000	420	46	466	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		18,300	(35)	220	185	0
	Standard Chartered Bank	1.000%	03/20/2019	1.152%	EUR	11,600	(134)	23	0	(111)

SOG	HSBC Bank PLC	1.000%	12/20/2018	0.630%		10,000	140	101	241	0

UAG	Brazil Government International Bond	1.000%	09/20/2015	0.514%	$	1,900	(18)	32	14	0
	Japan Government International Bond	1.000%	12/20/2015	0.185%		14,700	236	(23)	213	0

							$4,577	$18,213	$27,228	$(4,438)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
BOA	CDX.HY-21 3-Year Index	5.000%	12/20/2016	$75,800	$ 6,159	$(592)	$5,567	$0

BRC	CDX.EM-12 5-Year Index	5.000%	12/20/2014	27,600	2,760	(2,355)	405	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	95,000	10,159	(7,766)	2,393	0

DUB	CDX.EM-13 5-Year Index	5.000%	06/20/2015	37,900	4,512	(3,557)	955	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	47

Schedule of Investments PIMCO Low Duration Fund (Cont.)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
FBF	CDX.EM-13 5-Year Index	5.000%	06/20/2015	$400	$46	$(36)	$10	$0
	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	101,470	(507)	106	0	(401)

GST	CDX.EM-13 5-Year Index	5.000%	06/20/2015	5,500	687	(548)	139	0
	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	4,437	0	71	71	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	55,900	6,314	(4,905)	1,409	0

JPM	CDX.EM-13 5-Year Index	5.000%	06/20/2015	6,100	689	(536)	153	0
	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	9,549	0	155	155	0

MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	18,200	2,168	(1,709)	459	0

UAG	CDX.EM-12 5-Year Index	5.000%	12/20/2014	15,300	1,522	(1,298)	224	0

					$ 34,509	$(22,970)	$11,940	$(401)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	10.630%	01/02/2017	BRL	38,000	$2	$(450)	$0	$(448)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	1,136,000	(336)	2,230	1,894	0

BPS	Pay	1-Year BRL-CDI	9.120%	01/02/2017	BRL	106,100	266	(3,138)	0	(2,872)

BRC	Pay	28-Day MXN-TIIE	4.120%	10/26/2015	MXN	2,410,000	(20)	54	34	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		28,800	(17)	28	11	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		641,000	(188)	1,257	1,069	0
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		36,500	(23)	33	10	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		28,300	(6)	35	29	0

DUB	Pay	1-Year BRL-CDI	10.630%	01/02/2017	BRL	12,000	3	(145)	0	(142)

GLM	Pay	1-Year BRL-CDI	10.630%	01/02/2017		12,000	3	(145)	0	(142)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	310,000	(62)	579	517	0
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		65,600	(40)	58	18	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		92,300	(19)	112	93	0

HUS	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		86,600	(55)	90	35	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		917,100	(80)	1,610	1,530	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		30,800	(2)	33	31	0

JPM	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		29,200	(11)	19	8	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		14,500	(1)	16	15	0

MYC	Pay	28-Day MXN-TIIE	4.120%	10/26/2015		2,410,000	(2)	36	34	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		343,000	23	549	572	0
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		43,800	(24)	36	12	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		81,000	(17)	98	81	0

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	46,100	30	(1,360)	0	(1,330)

							$(576)	$1,635	$5,993	$(4,934)

Total Swap Agreements							$38,510	$(3,122)	$45,161	$(9,773)

48	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(m)	Securities with an aggregate market value of $28,387 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$0	$0	$10,536	$10,536	$(1,147)	$(8,891)	$(2,820)	$(12,858)	$(2,322)	$1,888	$(434)
BPS	11	0	1,042	1,053	(9,421)	0	(2,872)	(12,293)	(11,240)	10,742	(498)
BRC	0	0	9,080	9,080	(1,067)	0	(69)	(1,136)	7,944	(8,350)	(406)
CBK	2,708	0	1,739	4,447	(367)	(7)	(220)	(594)	3,853	(2,857)	996
DUB	242	0	6,334	6,576	(2,265)	(223)	(594)	(3,082)	3,494	(3,450)	44
FBF	2,474	0	914	3,388	(2,877)	0	(401)	(3,278)	110	0	110
GLM	2,284	0	628	2,912	0	0	(142)	(142)	2,770	(3,380)	(610)
GST	0	0	2,028	2,028	0	0	0	0	2,028	(1,960)	68
HUS	63	0	4,696	4,759	(39)	0	0	(39)	4,720	(4,610)	110
JPM	1,752	0	3,588	5,340	(1,283)	(375)	(735)	(2,393)	2,947	(3,320)	(373)
MYC	0	0	3,884	3,884	0	0	(590)	(590)	3,294	(5,995)	(2,701)
RYL	0	0	0	0	(203)	0	0	(203)	(203)	(124)	(327)
SOG	0	0	241	241	0	0	0	0	241	(260)	(19)
UAG	0	0	451	451	(17,457)	0	(1,330)	(18,787)	(18,336)	15,591	(2,745)

Total Over the Counter	$9,534	$0	$45,161	$54,695	$(36,126)	$(9,496)	$(9,773)	$(55,395)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13,241	$13,241
Swap Agreements	0	2,748	0	0	7,776	10,524

	$0	$2,748	$0	$0	$21,017	$23,765

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,534	$0	$9,534
Swap Agreements	0	39,168	0	0	5,993	45,161

	$0	$39,168	$0	$9,534	$5,993	$54,695

	$0	$41,916	$0	$9,534	$27,010	$78,460

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$6,702	$6,702
Swap Agreements	0	9	0	0	0	9

	$0	$9	$0	$0	$6,702	$6,711

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$36,126	$0	$36,126
Written Options	0	46	0	8,646	804	9,496
Swap Agreements	0	4,839	0	0	4,934	9,773

	$0	$4,885	$0	$44,772	$5,738	$55,395

	$0	$4,894	$0	$44,772	$12,440	$62,106

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	49

Schedule of Investments PIMCO Low Duration Fund (Cont.)

March 31, 2014

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$8,044	$8,044
Futures	0	0	0	0	37,887	37,887
Swap Agreements	0	10,063	0	0	(68,891)	(58,828)

	$0	$10,063	$0	$0	$(22,960)	$(12,897)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(95,417)	$0	$(95,417)
Written Options	0	2,610	0	2,569	37,153	42,332
Swap Agreements	0	40,685	0	0	6,144	46,829

	$0	$43,295	$0	$(92,848)	$43,297	$(6,256)

	$0	$53,358	$0	$(92,848)	$20,337	$(19,153)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$724	$724
Futures	0	0	0	0	618	618
Swap Agreements	0	7,751	0	0	(40,620)	(32,869)

	$0	$7,751	$0	$0	$(39,278)	$(31,527)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,415)	$0	$(4,415)
Written Options	0	31	0	(141)	(12,540)	(12,650)
Swap Agreements	0	(8,542)	0	0	(6,398)	(14,940)

	$0	$(8,511)	$0	$(4,556)	$(18,938)	$(32,005)

	$0	$(760)	$0	$(4,556)	$(58,216)	$(63,532)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$425,477	$3,538	$429,015
Corporate Bonds & Notes
Banking & Finance	17,800	3,158,005	38,290	3,214,095
Industrials	0	663,486	4,768	668,254
Utilities	0	729,597	0	729,597
Municipal Bonds & Notes
Louisiana	0	36,578	0	36,578
Minnesota	0	7,155	0	7,155
New Jersey	0	1,195	0	1,195
Texas	0	4,657	0	4,657
U.S. Government Agencies	0	4,533,509	960	4,534,469
U.S. Treasury Obligations	0	5,561,397	0	5,561,397
Mortgage-Backed Securities	0	2,327,184	13	2,327,197
Asset-Backed Securities	0	1,054,235	40,679	1,094,914
Sovereign Issues	0	2,108,729	0	2,108,729
Preferred Securities
Banking & Finance	7,035	0	0	7,035
Short-Term Instruments
Certificates of Deposit	0	139,085	0	139,085
Commercial Paper	0	210,282	0	210,282
Repurchase Agreements	0	52,807	0	52,807
Short-Term Notes	0	46,762	0	46,762
U.S. Treasury Bills	0	10,742	0	10,742
	$24,835	$21,070,882	$88,248	$21,183,965

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,239,145	$0	$0	$3,239,145

Total Investments	$3,263,980	$21,070,882	$88,248	$24,423,110

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(74,993)	$0	$(74,993)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	13,241	10,524	0	23,765
Over the counter	0	54,695	0	54,695
	$13,241	$65,219	$0	$78,460

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(6,711)	0	(6,711)
Over the counter	0	(55,395)	0	(55,395)
	$0	$(62,106)	$0	$(62,106)

Totals	$3,277,221	$20,999,002	$88,248	$24,364,471

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

50	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Fund II

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.2%

CORPORATE BONDS & NOTES 23.7%

BANKING & FINANCE 15.3%
Bank of America Corp.
0.993% due 09/15/2026	$400	$346
4.500% due 04/01/2015	6,000	6,227
5.650% due 05/01/2018	1,300	1,471
6.500% due 08/01/2016	2,400	2,690
7.375% due 05/15/2014	700	706
Bank of America N.A.
0.533% due 06/15/2017	500	492
Citigroup, Inc.
1.199% due 07/25/2016	4,900	4,965
1.250% due 01/15/2016	1,300	1,305
1.700% due 07/25/2016	2,376	2,405
4.587% due 12/15/2015	6,540	6,940
General Electric Capital Corp.
0.472% due 01/14/2016	1,100	1,101
1.500% due 07/12/2016	10,350	10,494
HSBC Finance Corp.
0.666% due 06/01/2016	4,530	4,526
John Deere Capital Corp.
0.353% due 06/15/2015	600	600
1.050% due 10/11/2016	6,873	6,902
JPMorgan Chase & Co.
0.854% due 02/26/2016	6,200	6,233
1.285% due 03/20/2015	400	404
4.750% due 03/01/2015	10,550	10,951
JPMorgan Chase Bank N.A.
0.563% due 06/13/2016	700	697
6.000% due 10/01/2017	3,500	3,991
Morgan Stanley
0.719% due 10/15/2015	1,300	1,301
5.375% due 10/15/2015	3,100	3,306
New York Life Global Funding
0.587% due 05/23/2016	1,900	1,910
Prudential Covered Trust
2.997% due 09/30/2015	1,280	1,314
Toyota Motor Credit Corp.
0.526% due 05/17/2016	6,390	6,418
Wachovia Corp.
0.503% due 06/15/2017	2,200	2,189
0.609% due 10/15/2016	1,600	1,595
Wells Fargo & Co.
0.435% due 10/28/2015	1,000	1,001
0.767% due 07/20/2016	800	803
1.250% due 07/20/2016	8,500	8,577
Wells Fargo Bank N.A.
0.517% due 07/20/2015	800	802

		102,662

INDUSTRIALS 5.3%
AbbVie, Inc.
0.996% due 11/06/2015	2,800	2,829
Anheuser-Busch InBev Worldwide, Inc.
2.875% due 02/15/2016	1,495	1,554
4.125% due 01/15/2015	6,230	6,406
Comcast Corp.
5.700% due 07/01/2019	100	116
Daimler Finance North America LLC
0.585% due 03/10/2017	2,700	2,703
0.918% due 08/01/2016	500	505
1.020% due 04/10/2014	3,900	3,901
General Electric Co.
0.850% due 10/09/2015	1,900	1,909

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
General Mills, Inc.
0.586% due 05/16/2014	$300	$300
Medtronic, Inc.
3.000% due 03/15/2015	2,015	2,066
Merck & Co., Inc.
0.700% due 05/18/2016	1,200	1,202
NBCUniversal Enterprise, Inc.
0.776% due 04/15/2016	2,000	2,006
PepsiCo, Inc.
0.436% due 07/30/2015	6,700	6,713
United Technologies Corp.
0.736% due 06/01/2015	3,700	3,721

		35,931

UTILITIES 3.1%
AT&T, Inc.
0.900% due 02/12/2016	5,239	5,241
2.950% due 05/15/2016	100	104
Consumers Energy Co.
6.700% due 09/15/2019	100	121
Duke Energy Corp.
3.350% due 04/01/2015	565	580
Southern California Edison Co.
0.683% due 09/15/2014	1,300	1,302
Verizon Communications, Inc.
0.435% due 03/06/2015	4,280	4,281
1.763% due 09/15/2016	4,700	4,838
1.984% due 09/14/2018	200	210
2.500% due 09/15/2016	4,000	4,145

		20,822

Total Corporate Bonds & Notes (Cost $158,277)		159,415

U.S. GOVERNMENT AGENCIES 26.8%
Fannie Mae
0.504% due 07/25/2037	569	569
0.604% due 10/25/2030	58	59
0.734% due 06/25/2041	3,752	3,778
0.874% due 06/25/2037	1,066	1,079
0.894% due 03/25/2040	1,526	1,549
1.332% due 07/01/2042	143	147
1.382% due 09/01/2041	456	476
1.532% due 08/01/2030	114	120
2.034% due 01/01/2035	134	143
2.250% due 01/01/2024	39	41
2.288% due 07/01/2035	106	112
2.485% due 11/01/2034	780	832
2.864% due 06/01/2035	1,155	1,230
3.000% due 03/01/2021 - 06/01/2022	79	82
3.056% due 12/01/2034	433	454
4.000% due 09/01/2018 - 09/01/2042	9,248	9,768
4.408% due 09/01/2028	84	90
4.500% due 08/01/2018 - 04/01/2044	13,438	14,339
5.000% due 06/01/2015 - 04/01/2044	39,884	43,476
5.500% due 01/01/2025 - 04/01/2044	36,463	40,309
5.700% due 08/01/2018	583	631
5.942% due 12/25/2042	110	125
6.000% due 11/01/2016 - 10/01/2040	8,809	9,824
7.000% due 05/01/2029 - 04/01/2035	7,916	9,061

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.000% due 11/25/2023	$65	$74
9.250% due 10/25/2018	1	1
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	809	842
Freddie Mac
0.000% due 05/15/2037 (a)	2,996	2,691
0.305% due 07/15/2019 - 08/15/2019	361	361
0.555% due 06/15/2018	28	28
0.705% due 07/15/2041	2,693	2,709
0.765% due 07/15/2037	10,921	11,012
0.855% due 08/15/2037	1,451	1,468
0.875% due 05/15/2037	817	826
1.332% due 02/25/2045	437	442
2.000% due 11/15/2026	5,040	5,089
2.465% due 07/01/2023	58	59
2.513% due 07/01/2035	195	208
5.400% due 03/01/2035	76	80
5.500% due 07/01/2038	364	400
6.000% due 02/01/2016 - 01/01/2038	167	185
6.500% due 07/25/2043	815	910
8.500% due 06/01/2025	4	4
Ginnie Mae
1.625% due 04/20/2022 - 07/20/2030	959	996
5.000% due 08/15/2035 - 04/01/2044	11,952	13,083
7.000% due 11/15/2022	41	45
7.500% due 02/15/2022 - 03/15/2024	85	89
8.000% due 03/15/2023 - 05/15/2024	14	15
9.000% due 07/20/2016 - 08/15/2030	43	47
Small Business Administration
4.310% due 04/01/2029	684	734

Total U.S. Government Agencies (Cost $178,426)		180,692

U.S. TREASURY OBLIGATIONS 14.0%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2017	206	212
0.125% due 04/15/2018	202	207
1.250% due 07/15/2020	4,612	4,974
1.375% due 01/15/2020	973	1,053
2.000% due 07/15/2014 (e)(g)	31,144	31,668
U.S. Treasury Notes
0.625% due 10/15/2016 (g)	28,800	28,758
0.625% due 11/15/2016	16,800	16,756
0.625% due 12/15/2016	3,400	3,388
0.625% due 02/15/2017	4,200	4,174
0.750% due 01/15/2017	2,800	2,796

Total U.S. Treasury Obligations (Cost $94,370)		93,986

MORTGAGE-BACKED SECURITIES 16.5%
American Home Mortgage Investment Trust
2.173% due 10/25/2034	589	589
2.330% due 02/25/2045	260	263
Banc of America Commercial Mortgage Trust
5.550% due 04/10/2049	831	913
Banc of America Funding Corp.
2.623% due 05/25/2035	1,510	1,556
BCAP LLC Trust
0.324% due 09/26/2035	254	250
2.353% due 05/26/2036	2,539	2,606

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	51

Schedule of Investments PIMCO Low Duration Fund II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Adjustable Rate Mortgage Trust
2.210% due 08/25/2035	$695	$709
2.234% due 04/25/2033	182	181
2.363% due 02/25/2033	6	6
2.533% due 03/25/2035	123	125
2.667% due 02/25/2033	23	22
2.737% due 01/25/2034	142	145
5.372% due 02/25/2036	119	113
Bear Stearns Alt-A Trust
2.674% due 05/25/2035	716	688
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044	97	106
Citigroup Mortgage Loan Trust, Inc.
0.504% due 05/25/2037	273	271
2.200% due 09/25/2035	204	204
2.290% due 09/25/2035	225	224
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049	5,268	5,739
5.303% due 01/15/2046	1,164	1,237
Commercial Mortgage Trust
0.335% due 06/15/2022	181	179
Countrywide Home Loan Mortgage Pass-Through Trust
2.376% due 02/20/2036	742	588
2.498% due 11/25/2034	204	191
2.500% due 02/20/2035	357	347
2.675% due 11/19/2033	80	78
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	1,210	1,303
5.311% due 12/15/2039	37,600	40,783
5.383% due 02/15/2040	187	202
5.644% due 03/15/2039	4,557	4,921
5.792% due 06/15/2038	455	491
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032	53	50
4.829% due 06/25/2032	2	2
Credit Suisse Mortgage Capital Certificates
2.582% due 09/26/2047	725	720
DBRR Trust
0.853% due 02/25/2045	750	747
First Horizon Alternative Mortgage Securities
2.207% due 06/25/2034	440	432
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	100	102
5.444% due 03/10/2039	700	768
5.820% due 07/10/2038	556	602
GSR Mortgage Loan Trust
2.451% due 06/25/2034	294	296
2.651% due 09/25/2035	1,471	1,489
HomeBanc Mortgage Trust
0.394% due 07/25/2035	3,644	3,349
Impac CMB Trust
0.504% due 02/25/2036	2,536	2,433
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047	2,379	2,535
5.420% due 01/15/2049	100	110
JPMorgan Commercial Mortgage-Backed Securities Trust
5.648% due 03/18/2051	777	833
JPMorgan Mortgage Trust
3.319% due 02/25/2035	14	15
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039	480	523
5.641% due 03/15/2039	857	926
MASTR Adjustable Rate Mortgages Trust
2.649% due 11/21/2034	2,378	2,439
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.015% due 08/15/2032	3,705	3,468

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Floating Trust
0.692% due 07/09/2021	$4,048	$4,044
Merrill Lynch Mortgage Investors Trust
2.479% due 02/25/2035	493	492
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051	400	441
Morgan Stanley Capital Trust
5.270% due 06/13/2041	2,950	2,967
5.418% due 03/12/2044	696	739
Morgan Stanley Re-REMIC Trust
4.970% due 04/16/2040	1,398	1,402
Prime Mortgage Trust
0.554% due 02/25/2019	1	1
0.554% due 02/25/2034	77	73
Structured Asset Mortgage Investments Trust
0.284% due 03/25/2037	509	392
0.406% due 07/19/2035	233	232
0.816% due 09/19/2032	142	138
9.702% due 06/25/2029	135	143
Structured Asset Securities Corp.
2.646% due 10/28/2035	78	73
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.125% due 07/25/2032	3	3
Wachovia Bank Commercial Mortgage Trust
0.235% due 06/15/2020	964	955
5.765% due 07/15/2045	4,174	4,495
WaMu Mortgage Pass-Through Certificates
0.424% due 07/25/2045	169	157
0.424% due 12/25/2045	202	190
0.444% due 10/25/2045	136	126
0.859% due 01/25/2047	182	176
1.201% due 01/25/2046	889	872
1.331% due 11/25/2042	32	31
1.531% due 06/25/2042	67	63
2.034% due 02/27/2034	367	364
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 01/25/2035	871	876
2.618% due 06/25/2035	4,664	4,759

Total Mortgage-Backed Securities (Cost $110,509)		111,073

ASSET-BACKED SECURITIES 8.7%
Access Group, Inc.
0.469% due 07/25/2022	2,919	2,896
Accredited Mortgage Loan Trust
0.504% due 04/25/2035	6,411	6,256
Amortizing Residential Collateral Trust
0.734% due 07/25/2032	43	40
Asset-Backed Securities Corp. Home Equity Loan Trust
0.429% due 09/25/2034	90	90
1.400% due 08/15/2033	762	718
1.805% due 03/15/2032	283	270
Bear Stearns Asset-Backed Securities Trust
0.214% due 01/25/2037	11	11
1.154% due 10/25/2037	590	551
Citibank Omni Master Trust
2.905% due 08/15/2018	4,200	4,241
4.900% due 11/15/2018	6,700	6,885
5.350% due 08/15/2018	6,700	6,823
Countrywide Asset-Backed Certificates
0.334% due 09/25/2036	713	692
0.634% due 12/25/2031	100	73
0.684% due 05/25/2035	1,374	1,372
Credit-Based Asset Servicing and Securitization LLC
0.214% due 11/25/2036	22	12
Educational Services of America, Inc.
1.304% due 09/25/2040	1,344	1,373

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Franklin Mortgage Loan Trust
0.594% due 04/25/2035	$5,150	$5,145
0.634% due 05/25/2035	100	91
Fremont Home Loan Trust
0.214% due 01/25/2037	11	6
GSAMP Trust
0.224% due 12/25/2036	77	39
HSI Asset Loan Obligation Trust
0.214% due 12/25/2036	117	48
Long Beach Mortgage Loan Trust
0.714% due 10/25/2034	60	55
Merrill Lynch Mortgage Investors Trust
0.444% due 08/25/2036	200	181
Panhandle-Plains Higher Education Authority, Inc.
1.363% due 10/01/2035	580	589
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.874% due 03/25/2035	500	435
Securitized Asset-Backed Receivables LLC Trust
0.214% due 12/25/2036 ^	115	40
SLM Student Loan Trust
0.413% due 03/15/2024	6,867	6,777
0.423% due 12/15/2023	6,000	5,892
0.905% due 10/16/2023	654	656
1.255% due 12/15/2021	406	408
1.255% due 08/15/2023	4,578	4,606
2.350% due 04/15/2039	32	32
Structured Asset Investment Loan Trust
1.129% due 10/25/2033	492	470
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.734% due 01/25/2033	23	22
Vanderbilt Mortgage Finance
0.806% due 05/07/2026	1,187	1,159

Total Asset-Backed Securities (Cost $59,035)		58,954

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (c) 0.5%
		3,348

Total Short-Term Instruments (Cost $3,348)		3,348

Total Investments in Securities (Cost $603,965)		607,468

	SHARES
INVESTMENTS IN AFFILIATES 13.0%

SHORT-TERM INSTRUMENTS 13.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 13.0%
PIMCO Short-Term Floating NAV Portfolio	211	2
PIMCO Short-Term Floating NAV Portfolio III	8,787,822	87,799

Total Short-Term Instruments (Cost $87,793)		87,801

Total Investments in Affiliates (Cost $87,793)		87,801

Total Investments 103.2% (Cost $691,758)		$695,269

Financial Derivative Instruments (d)(f) 0.1% (Cost or Premiums, net $(1,022))		957

Other Assets and Liabilities, net (3.3%)		(22,626)

Net Assets 100.0%		$673,600

52	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Principal only security.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$3,348	Fannie Mae 2.260% due 10/17/2022	$(3,417)	$3,348	$3,348

Total Repurchase Agreements						$(3,417)	$3,348	$3,348

(1)	Includes accrued interest.

As of March 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $18,058 at a weighted average interest rate of (0.487%).

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	4.000%	04/01/2044	$2,000	$(2,079)	$(2,079)
Fannie Mae	6.000%	04/01/2044	6,000	(6,685)	(6,688)

Total Short Sales				$(8,764)	$(8,767)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$3,348	$0	$0	$0	$3,348	$(3,417)	$(69)

Master Securities Forward Transaction Agreement
BOA	0	0	0	(2,079)	(2,079)	0	(2,079)
DEU	0	0	0	(6,688)	(6,688)	(20)	(6,708)

Total Borrowings and Other Financing Transactions	$3,348	$0	$0	$(8,767)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$122.500	05/23/2014	283	$(97)	$(146)
Call - CBOT U.S. Treasury 10-Year Note June Futures	126.000	05/23/2014	283	(116)	(46)

				$(213)	$(192)

Total Written Options				$(213)	$(192)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	53

Schedule of Investments PIMCO Low Duration Fund II (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	1,936	$108	$194	$0
90-Day Eurodollar June Futures	Long	06/2015	194	(45)	12	0
90-Day Eurodollar June Futures	Long	06/2016	182	186	11	0
90-Day Eurodollar March Futures	Long	03/2016	193	92	17	0
90-Day Eurodollar September Futures	Long	09/2015	2,420	1,153	212	0
90-Day Eurodollar September Futures	Long	09/2016	30	(22)	1	0

Total Futures Contracts				$1,472	$447	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	$120,600	$850	$53	$38	$0
Pay	3-Month USD-LIBOR	3.000%	09/21/2017	27,800	170	125	1	0
Receive	3-Month USD-LIBOR	3.000%	12/18/2023	21,000	(521)	(394)	26	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	33,900	4,921	758	150	0

					$5,420	$542	$215	$0

Total Swap Agreements					$5,420	$542	$215	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(e)	Securities with an aggregate market value of $32 and cash of $5,608 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$447	$215	$662	$(192)	$0	$0	$(192)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC Fannie Mae 3.500% due 05/01/2044	$98.391	05/05/2014	$ 2,000	$(10)	$(3)
	Call - OTC Fannie Mae 3.500% due 05/01/2044	101.391	05/05/2014	2,000	(7)	(4)

DUB	Put - OTC Fannie Mae 3.500% due 05/01/2044	98.391	05/05/2014	2,000	(11)	(3)
	Call - OTC Fannie Mae 3.500% due 05/01/2044	101.391	05/05/2014	2,000	(6)	(4)

JPM	Put - OTC Fannie Mae 3.500% due 04/01/2044	98.719	04/03/2014	5,000	(14)	0
	Call - OTC Fannie Mae 3.500% due 04/01/2044	101.719	04/03/2014	5,000	(8)	(1)
	Put - OTC Fannie Mae 3.500% due 05/01/2044	98.375	05/05/2014	3,000	(15)	(4)
	Call - OTC Fannie Mae 3.500% due 05/01/2044	101.375	05/05/2014	3,000	(10)	(7)

					$(81)	$(26)

Total Written Options					$(81)	$(26)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount	Premiums
Balance at 03/31/2013	0	$88,800	$(217)
Sales	1,193	346,300	(1,358)
Closing Buys	0	(12,200)	67
Expirations	(627)	(298,600)	899
Exercised	0	(100,300)	315

Balance at 03/31/2014	566	$24,000	$(294)

54	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	General Electric Capital Corp.	1.000%	09/20/2015	0.302%	$ 10,000	$(381)	$488	$107	$0
	MetLife, Inc.	1.000%	09/20/2016	0.290%	1,300	15	8	23	0

BRC	Bank of America Corp.	1.000%	03/20/2019	0.612%	700	8	5	13	0
	MetLife, Inc.	1.000%	03/20/2019	0.619%	900	6	11	17	0

DUB	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.542%	500	11	1	12	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.569%	2,000	31	11	42	0
	MetLife, Inc.	1.000%	03/20/2019	0.619%	500	8	1	9	0
	Prudential Financial, Inc.	1.000%	09/20/2015	0.166%	6,800	79	7	86	0
	Prudential Financial, Inc.	1.000%	03/20/2019	0.590%	1,100	21	1	22	0

FBF	JPMorgan Chase & Co.	1.000%	06/20/2014	0.196%	1,900	17	(13)	4	0

JPM	Berkshire Hathaway, Inc.	1.000%	09/20/2015	0.155%	10,000	(259)	388	129	0
	MetLife, Inc.	1.000%	09/20/2015	0.185%	4,800	(270)	330	60	0

						$(714)	$1,238	$524	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	$2,866	$(14)	$3	$0	$(11)

Total Swap Agreements					$(728)	$1,241	$524	$(11)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(g)	Securities with an aggregate market value of $154 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$0	$0	$130	$130	$0	$(7)	$0	$(7)	$123	$0	$123
BRC	0	0	30	30	0	0	0	0	30	0	30
DUB	0	0	171	171	0	(7)	0	(7)	164	0	164
FBF	0	0	4	4	0	0	(11)	(11)	(7)	0	(7)
GLM	0	0	0	0	0	0	0	0	0	117	117
JPM	0	0	189	189	0	(12)	0	(12)	177	(290)	(113)
MYC	0	0	0	0	0	0	0	0	0	(29)	(29)

Total Over the Counter	$0	$0	$524	$524	$0	$(26)	$(11)	$(37)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	55

Schedule of Investments PIMCO Low Duration Fund II (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$447	$447
Swap Agreements	0	0	0	0	215	215

	$0	$0	$0	$0	$662	$662

Over the counter
Swap Agreements	$0	$524	$0	$0	$0	$524

	$0	$524	$0	$0	$662	$1,186

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$192	$192

Over the counter
Written Options	$0	$0	$0	$0	$26	$26
Swap Agreements	0	11	0	0	0	11

	$0	$11	$0	$0	$26	$37

	$0	$11	$0	$0	$218	$229

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$235	$235
Futures	0	0	0	0	576	576
Swap Agreements	0	0	0	0	(3,244)	(3,244)

	$0	$0	$0	$0	$(2,433)	$(2,433)

Over the counter
Written Options	$0	$0	$0	$0	$612	$612
Swap Agreements	0	1,291	0	0	0	1,291

	$0	$1,291	$0	$0	$612	$1,903

	$0	$1,291	$0	$0	$(1,821)	$(530)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$21	$21
Futures	0	0	0	0	1,672	1,672
Swap Agreements	0	0	0	0	468	468

	$0	$0	$0	$0	$2,161	$2,161

Over the counter
Written Options	$0	$0	$0	$0	$(83)	$(83)
Swap Agreements	0	(615)	0	0	0	(615)

	$0	$(615)	$0	$0	$(83)	$(698)

	$0	$(615)	$0	$0	$2,078	$1,463

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

56	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$102,662	$0	$102,662
Industrials	0	35,931	0	35,931
Utilities	0	20,822	0	20,822
U.S. Government Agencies	0	180,692	0	180,692
U.S. Treasury Obligations	0	93,986	0	93,986
Mortgage-Backed Securities	0	111,073	0	111,073
Asset-Backed Securities	0	57,581	1,373	58,954
Short-Term Instruments
Repurchase Agreements	0	3,348	0	3,348
	$0	$606,095	$1,373	$607,468

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$87,801	$0	$0	$87,801

Total Investments	$87,801	$606,095	$1,373	$695,269

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(8,767)	$0	$(8,767)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	447	215	0	662
Over the counter	0	524	0	524
	$447	$739	$0	$1,186

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(192)	0	(192)
Over the counter	0	(37)	0	(37)
	$0	$(229)	$0	$(229)

Totals	$88,248	$597,838	$1,373	$687,459

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	57

Schedule of Investments PIMCO Low Duration Fund III

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 87.7%

BANK LOAN OBLIGATIONS 0.8%
H.J. Heinz Co.
3.500% due 06/05/2020	$2,283	$2,298
Nielsen Finance LLC
2.154% due 02/02/2017	95	95

Total Bank Loan Obligations (Cost $2,372)		2,393

CORPORATE BONDS & NOTES 24.1%

BANKING & FINANCE 16.2%
Ally Financial, Inc.
2.436% due 12/01/2014	600	604
3.125% due 01/15/2016	100	102
4.625% due 06/26/2015	600	623
6.750% due 12/01/2014	200	208
8.300% due 02/12/2015	800	847
Banco Bradesco S.A.
2.336% due 05/16/2014	200	200
Banco do Brasil S.A.
4.500% due 01/22/2015	100	103
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015	200	208
Banco Santander Chile
3.750% due 09/22/2015	400	415
Bank of America Corp.
0.566% due 08/15/2016	100	99
0.993% due 09/15/2026	100	87
1.500% due 10/09/2015	200	202
3.750% due 07/12/2016	600	635
4.500% due 04/01/2015	2,300	2,387
7.375% due 05/15/2014	200	202
Banque PSA Finance S.A.
2.143% due 04/04/2014	300	300
BBVA U.S. Senior S.A.U.
4.664% due 10/09/2015	300	315
Capital One Financial Corp.
1.000% due 11/06/2015	1,400	1,403
CIT Group, Inc.
4.750% due 02/15/2015	400	412
5.250% due 04/01/2014	600	600
Citigroup, Inc.
0.916% due 11/15/2016	1,300	1,307
1.199% due 07/25/2016	2,600	2,634
2.650% due 03/02/2015	2,000	2,037
5.000% due 09/15/2014	100	102
Commonwealth Bank of Australia
1.035% due 09/18/2015	200	202
Dexia Credit Local S.A.
0.716% due 04/29/2014	600	600
2.750% due 04/29/2014	1,600	1,602
Eksportfinans ASA
5.500% due 05/25/2016	600	634
5.500% due 06/26/2017	400	426
Export-Import Bank of Korea
0.992% due 01/14/2017	500	503
1.250% due 11/20/2015	1,100	1,109
2.034% due 03/21/2015	200	202
First Horizon National Corp.
5.375% due 12/15/2015	100	106
Ford Motor Credit Co. LLC
3.000% due 06/12/2017	400	416
3.875% due 01/15/2015	700	717
3.984% due 06/15/2016	300	318
5.625% due 09/15/2015	200	213
7.000% due 04/15/2015	400	426

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.700% due 10/01/2014		$2,000	$2,082
Goldman Sachs Group, Inc.
5.000% due 10/01/2014		1,500	1,534
Industrial Bank of Korea
3.750% due 09/29/2016		800	853
International Lease Finance Corp.
5.750% due 05/15/2016		100	108
6.500% due 09/01/2014		1,700	1,742
JPMorgan Chase & Co.
0.854% due 02/26/2016		5,100	5,127
1.100% due 10/15/2015		200	201
4.650% due 06/01/2014		400	403
JPMorgan Chase Bank N.A.
0.997% due 05/31/2017	EUR	300	409
Korea Development Bank
3.250% due 03/09/2016		$700	732
Nordea Bank AB
0.591% due 04/04/2017		700	700
Prudential Covered Trust
2.997% due 09/30/2015		400	411
Qatari Diar Finance Co.
3.500% due 07/21/2015		600	622
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)		1,700	1,853
SLM Corp.
3.875% due 09/10/2015		1,200	1,242
5.000% due 04/15/2015		600	624
5.500% due 01/15/2019		200	212
6.250% due 01/25/2016		200	216
SLM Corp. CPI Linked Bond
3.122% due 04/01/2014		100	100
Springleaf Finance Corp.
5.750% due 09/15/2016		400	426
Sumitomo Mitsui Banking Corp.
1.350% due 07/18/2015		1,300	1,312
Union Bank N.A.
0.985% due 09/26/2016		500	505
Wells Fargo & Co.
0.767% due 07/20/2016		2,000	2,007
3.676% due 06/15/2016		600	637
Wells Fargo Bank N.A.
0.517% due 07/20/2015		600	602

			48,166

INDUSTRIALS 2.1%
21st Century Fox America, Inc.
5.300% due 12/15/2014		300	310
Apple, Inc.
0.488% due 05/03/2018		200	200
CNPC General Capital Ltd.
1.450% due 04/16/2016		400	400
Comcast Corp.
5.700% due 07/01/2019		100	116
5.900% due 03/15/2016		600	660
Florida Gas Transmission Co. LLC
4.000% due 07/15/2015		200	207
General Mills, Inc.
0.536% due 01/29/2016		1,100	1,102
Humana, Inc.
6.450% due 06/01/2016		500	556
Kraft Foods Group, Inc.
1.625% due 06/04/2015		500	506
Kroger Co.
0.804% due 10/17/2016		800	802
NBCUniversal Enterprise, Inc.
0.776% due 04/15/2016		100	100

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NBCUniversal Media LLC
2.100% due 04/01/2014	$500	$500
Schlumberger Investment S.A.
0.784% due 09/12/2014	100	100
Sinopec Group Overseas Development Ltd.
2.750% due 05/17/2017	700	720
Woodside Finance Ltd.
4.500% due 11/10/2014	100	102

		6,381

UTILITIES 5.8%
AT&T, Inc.
2.950% due 05/15/2016	100	104
5.500% due 02/01/2018	2,648	2,991
BP Capital Markets PLC
4.500% due 10/01/2020	100	109
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	100	109
Dayton Power & Light Co.
1.875% due 09/15/2016	200	203
Enel Finance International NV
3.875% due 10/07/2014	1,000	1,015
Orange S.A.
2.750% due 09/14/2016	2,700	2,801
Petrobras Global Finance BV
1.855% due 05/20/2016	1,000	991
Qtel International Finance Ltd.
3.375% due 10/14/2016	300	316
Shell International Finance BV
0.307% due 11/10/2015	600	600
0.446% due 11/15/2016	500	501
Sprint Communications, Inc.
8.375% due 08/15/2017	1,400	1,654
Verizon Communications, Inc.
1.763% due 09/15/2016	3,700	3,808
1.984% due 09/14/2018	100	105
2.500% due 09/15/2016	1,700	1,762
3.650% due 09/14/2018	200	213

		17,282

Total Corporate Bonds & Notes (Cost $70,703)		71,829

MUNICIPAL BONDS & NOTES 0.1%

LOUISIANA 0.1%
Louisiana Gasoline & Fuels Tax Revenue Bonds, (BABs), Series 2009
3.000% due 05/01/2043	400	401

TEXAS 0.0%
North Texas Higher Education Authority, Inc. Revenue Bonds, Series 2011
1.346% due 04/01/2040	88	89

Total Municipal Bonds & Notes (Cost $490)		490

U.S. GOVERNMENT AGENCIES 24.1%
Fannie Mae
0.254% due 01/25/2021	51	51
0.354% due 10/27/2037	1,900	1,895
0.504% due 07/25/2037 - 09/25/2042	494	493
0.604% due 06/25/2021	4	4
0.734% due 06/25/2041	1,140	1,148
0.884% due 06/25/2040	385	390

58	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.894% due 03/25/2040	$518	$526
0.904% due 01/25/2040	511	518
1.000% due 01/25/2043	115	103
1.054% due 06/25/2021 - 09/25/2021	83	84
1.332% due 07/01/2042	26	27
1.382% due 09/01/2041	83	87
1.532% due 09/01/2040	6	7
1.967% due 11/01/2034	15	16
1.984% due 11/01/2035	18	19
2.225% due 05/01/2035	24	26
2.250% due 11/01/2035	63	67
2.288% due 07/01/2035	19	20
2.300% due 03/01/2035	6	6
2.501% due 08/01/2035	161	171
2.982% due 08/01/2029	69	74
3.113% due 02/01/2044	13,650	13,933
3.500% due 02/25/2043 (a)	3,030	502
4.000% due 03/01/2023 - 09/01/2026	520	552
4.500% due 07/01/2029 - 04/01/2044	7,605	8,127
5.000% due 04/01/2028 - 04/01/2044	15,694	17,105
5.500% due 01/01/2025 - 04/01/2044	14,723	16,255
5.750% due 10/25/2035	51	55
5.808% due 02/01/2031	24	25
5.942% due 12/25/2042	10	11
6.000% due 03/01/2017 - 05/01/2037	125	136
7.500% due 07/25/2022	29	33
FDIC Structured Sale Guaranteed Notes
0.655% due 11/29/2037	620	620
2.980% due 12/06/2020	341	354
Freddie Mac
0.194% due 12/25/2036	150	149
0.305% due 07/15/2019 - 08/15/2019	131	131
0.555% due 06/15/2018	8	8
0.605% due 11/15/2030	4	4
0.865% due 10/15/2037	193	195
1.332% due 02/25/2045	62	63
2.000% due 11/15/2026	2,070	2,090
2.375% due 08/01/2035	130	138
2.461% due 06/01/2035	113	121
2.513% due 07/01/2035	42	45
4.500% due 04/01/2044	1,000	1,066
5.000% due 12/01/2025 - 03/01/2038	953	1,037
5.500% due 06/01/2035 - 07/01/2038	477	526
6.000% due 03/01/2016 - 08/01/2016	7	8
6.500% due 07/25/2043	100	112
7.000% due 04/15/2023	15	17
Ginnie Mae
0.705% due 12/16/2025	4	4
1.625% due 06/20/2027 - 02/20/2032	39	40
1.938% due 02/20/2041	232	234
2.000% due 05/20/2030	26	27
5.000% due 06/15/2038 - 09/15/2039	2,185	2,393
8.500% due 10/20/2026	6	7
13.186% due 12/20/2032	28	30

Total U.S. Government Agencies (Cost $71,446)		71,885

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 11.3%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2017	$206	$212
0.125% due 04/15/2018	202	207
1.375% due 01/15/2020	541	585
2.000% due 07/15/2014 (g)	2,358	2,397
U.S. Treasury Notes
0.625% due 10/15/2016 (g)(i)	11,900	11,883
0.625% due 11/15/2016	6,900	6,882
0.625% due 12/15/2016	4,300	4,284
0.625% due 02/15/2017	3,800	3,777
0.750% due 01/15/2017	3,700	3,695

Total U.S. Treasury Obligations (Cost $34,035)		33,922

MORTGAGE-BACKED SECURITIES 7.9%
American Home Mortgage Investment Trust
2.173% due 10/25/2034	106	106
2.330% due 02/25/2045	33	33
Banc of America Commercial Mortgage Trust
5.550% due 04/10/2049	332	365
Banc of America Funding Corp.
0.434% due 07/25/2037	217	181
2.623% due 05/25/2035	671	692
Banc of America Mortgage Trust
2.754% due 08/25/2034	438	439
2.929% due 03/25/2033	410	408
BCAP LLC Trust
0.324% due 09/26/2035	85	83
2.710% due 09/28/2036	973	969
Bear Stearns Adjustable Rate Mortgage Trust
2.234% due 04/25/2033	22	22
2.363% due 02/25/2033	1	1
2.667% due 02/25/2033	2	2
2.732% due 08/25/2035 ^	82	71
2.737% due 01/25/2034	22	22
Bear Stearns Alt-A Trust
2.674% due 05/25/2035	128	123
2.676% due 09/25/2035	31	27
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044	97	106
Citigroup Commercial Mortgage Trust
4.733% due 10/15/2041	1,222	1,235
Citigroup Mortgage Loan Trust, Inc.
0.224% due 01/25/2037	110	69
2.510% due 10/25/2035	28	28
2.540% due 05/25/2035	43	42
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049	2,026	2,207
5.303% due 01/15/2046	499	530
Commercial Mortgage Trust
0.335% due 06/15/2022	68	67
Countrywide Home Loan Mortgage Pass-Through Trust
2.376% due 02/20/2036	117	93
2.498% due 11/25/2034	78	73
2.500% due 02/20/2035	132	128
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	638	687
5.383% due 02/15/2040	281	303
5.448% due 01/15/2049	1	1
5.644% due 03/15/2039	1,795	1,939
5.792% due 06/15/2038	171	184
Credit Suisse First Boston Mortgage Securities Corp.
5.113% due 07/15/2036	1,027	1,034
Credit Suisse Mortgage Capital Certificates
2.582% due 09/26/2047	725	720

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.659% due 09/27/2036		$804	$815
DBRR Trust
0.853% due 02/25/2045		273	271
Deutsche Mortgage Securities, Inc.
5.229% due 06/26/2035		113	114
Epic Opera Arlington Ltd.
0.770% due 07/28/2016	GBP	146	243
GMAC Mortgage Corp. Loan Trust
2.690% due 11/19/2035		$52	50
Granite Master Issuer PLC
0.297% due 12/20/2054		499	495
0.357% due 12/20/2054		71	71
0.804% due 12/20/2054	GBP	95	158
Granite Mortgages PLC
0.903% due 09/20/2044		36	60
Great Hall Mortgages PLC
0.365% due 06/18/2039		$297	282
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		100	102
GSR Mortgage Loan Trust
2.451% due 06/25/2034		42	42
2.651% due 09/25/2035		221	223
5.021% due 11/25/2035		283	281
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047		951	1,014
5.397% due 05/15/2045		338	367
JPMorgan Commercial Mortgage-Backed Securities Trust
5.648% due 03/18/2051		291	312
JPMorgan Mortgage Trust
5.750% due 01/25/2036 ^		73	69
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		213	232
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.595% due 12/15/2030		197	188
Merrill Lynch Floating Trust
0.692% due 07/09/2021		293	293
Merrill Lynch Mortgage Investors Trust
0.404% due 11/25/2035		17	16
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		300	331
Morgan Stanley Capital Trust
5.418% due 03/12/2044		298	317
Prime Mortgage Trust
0.554% due 02/25/2034		9	8
Structured Adjustable Rate Mortgage Loan Trust
1.526% due 01/25/2035		96	78
2.445% due 02/25/2034		119	121
2.481% due 08/25/2034		176	177
Structured Asset Mortgage Investments Trust
0.284% due 03/25/2037		185	143
0.406% due 07/19/2035		71	67
0.434% due 02/25/2036		39	31
Structured Asset Securities Corp.
2.646% due 10/28/2035		437	413
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.227% due 01/25/2032		2	1
Wachovia Bank Commercial Mortgage Trust
0.235% due 06/15/2020		112	111
0.295% due 06/15/2020		900	890
5.749% due 07/15/2045		172	187
WaMu Mortgage Pass-Through Certificates
0.424% due 12/25/2045		37	35
0.444% due 10/25/2045		232	215
0.558% due 11/25/2034		115	109

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	59

Schedule of Investments PIMCO Low Duration Fund III (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.859% due 01/25/2047		$46	$44
1.531% due 06/25/2042		32	30
2.284% due 09/25/2046		83	79
Washington Mutual Mortgage Loan Trust
1.328% due 05/25/2041		6	6
Washington Mutual MSC Mortgage Pass-Through Certificates
2.066% due 02/25/2033		4	4
Wells Fargo Mortgage-Backed Securities Trust
2.614% due 06/25/2035		296	300
2.629% due 10/25/2035		1,129	1,141

Total Mortgage-Backed Securities (Cost $23,200)			23,526

ASSET-BACKED SECURITIES 6.0%
ACA CLO Ltd.
0.489% due 07/25/2018		25	25
AIMCO CLO
0.487% due 10/20/2019		326	324
Avenue CLO Ltd.
0.496% due 10/30/2017		67	67
0.497% due 07/20/2018		86	86
Avoca CLO PLC
0.600% due 01/16/2023	EUR	169	229
Bear Stearns Asset-Backed Securities Trust
0.214% due 01/25/2037		$3	3
1.154% due 10/25/2037		246	229
Cadogan Square CLO BV
0.627% due 01/17/2023	EUR	282	382
Callidus Debt Partners CLO Fund Ltd.
0.498% due 04/17/2020		$356	355
Citibank Omni Master Trust
2.905% due 08/15/2018		200	202
Countrywide Asset-Backed Certificates
0.524% due 12/25/2034		2,372	2,235
0.634% due 12/25/2031		17	12
Dryden Leveraged Loan CDO
0.486% due 05/22/2017		57	57
1.788% due 10/17/2020		551	551
Educational Services of America, Inc.
1.304% due 09/25/2040		384	392
Eurocredit CDO BV
0.900% due 10/20/2016	EUR	49	68
Four Corners CLO Ltd.
0.505% due 01/26/2020		$426	423
Franklin CLO Ltd.
0.493% due 06/15/2018		443	437
GE-WMC Mortgage Securities Trust
0.194% due 08/25/2036		4	2
Goldentree Loan Opportunities Ltd.
0.932% due 10/18/2021		437	436
Gulf Stream Compass CLO Ltd.
0.497% due 01/24/2020		310	311
Halcyon Structured Asset Management Long/Short Ltd.
0.461% due 08/07/2021		651	648
Hewett’s Island CDO Ltd.
0.455% due 06/09/2019		1,049	1,044
Jubilee CDO BV
0.626% due 08/21/2021	EUR	96	130
Landmark CDO Ltd.
0.514% due 07/15/2018		$207	207
Long Beach Mortgage Loan Trust
0.714% due 10/25/2034		6	6
Massachusetts Educational Financing Authority
1.189% due 04/25/2038		76	76
MASTR Asset-Backed Securities Trust
0.904% due 12/25/2034 ^		3,624	3,292

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mercator CLO PLC
0.522% due 02/18/2024	EUR	177	$238
Morgan Stanley ABS Capital, Inc. Trust
0.204% due 07/25/2036		$21	10
Morgan Stanley Investment Management Croton Ltd.
0.499% due 01/15/2018		82	82
MT Wilson CLO Ltd.
0.472% due 07/11/2020		350	347
New Century Home Equity Loan Trust
0.434% due 10/25/2035		196	192
NOB Hill CLO Ltd.
0.486% due 08/15/2018		268	266
OCI Euro Fund BV
0.597% due 08/15/2024	EUR	300	401
Octagon Investment Partners Ltd.
0.477% due 04/23/2020		$489	485
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.434% due 12/25/2035		135	120
Pacifica CDO Corp.
0.499% due 01/26/2020		137	136
Panhandle-Plains Higher Education Authority, Inc.
1.363% due 10/01/2035		232	236
RAAC Series
0.634% due 03/25/2037		200	186
Securitized Asset-Backed Receivables LLC Trust
0.214% due 12/25/2036 ^		57	20
Silverado CLO Ltd.
0.637% due 04/11/2020		400	396
SLC Student Loan Trust
0.316% due 11/15/2021		39	39
SLM Student Loan Trust
0.373% due 03/15/2017		12	12
0.413% due 03/15/2024		294	290
0.564% due 12/15/2023	EUR	427	580
0.905% due 10/16/2023		$327	328
1.255% due 12/15/2021		135	136
1.739% due 04/25/2023		89	92
South Carolina Student Loan Corp.
0.986% due 03/02/2020		300	301
Stanfield Bristol CLO Ltd.
0.496% due 10/15/2019		106	106
Structured Asset Investment Loan Trust
0.514% due 10/25/2035		51	50
0.859% due 03/25/2034		168	155
1.129% due 10/25/2033		189	181
Wood Street CLO BV
0.544% due 11/22/2021	EUR	148	202

Total Asset-Backed Securities (Cost $17,652)			17,816

SOVEREIGN ISSUES 10.5%
Autonomous Community of Catalonia
4.750% due 06/04/2018		400	603
Autonomous Community of Valencia
3.250% due 07/06/2015		300	421
Hydro-Quebec
2.000% due 06/30/2016		$1,800	1,851
Italy Buoni Poliennali Del Tesoro
2.250% due 05/15/2016	EUR	200	283
2.750% due 12/01/2015		200	285
3.000% due 04/15/2015		200	282
3.000% due 06/15/2015		1,400	1,984
3.000% due 11/01/2015		100	143
3.750% due 08/01/2015		1,800	2,580
3.750% due 08/01/2016		300	440

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 07/15/2015	EUR	4,000	$5,781
4.750% due 09/15/2016		200	301
Italy Certificati Di Credito Del Tesoro
0.000% due 06/30/2015		300	410
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	515	41
5.000% due 06/16/2016 (c)		1,029	85
Province of Ontario
0.950% due 05/26/2015		$1,700	1,713
1.100% due 10/25/2017		3,400	3,367
Spain Government International Bond
3.000% due 04/30/2015	EUR	800	1,131
3.150% due 01/31/2016		800	1,151
3.250% due 04/30/2016		100	145
3.300% due 07/30/2016		200	291
3.750% due 10/31/2015		1,300	1,877
4.000% due 07/30/2015		4,400	6,330

Total Sovereign Issues (Cost $30,865)			31,495

SHORT-TERM INSTRUMENTS 2.9%

CERTIFICATES OF DEPOSIT 0.8%
Credit Suisse
0.465% due 03/17/2015		$200	200
0.644% due 12/07/2015		1,000	1,002
Itau Unibanco Holding S.A.
0.000% due 10/31/2014		1,200	1,192

			2,394

COMMERCIAL PAPER 0.3%
Entergy Corp.
0.940% due 06/05/2014		400	400
Ford Motor Credit Co. LLC
0.880% due 07/14/2014		100	100
0.900% due 08/05/2014		100	100
0.900% due 09/16/2014		200	199

			799

REPURCHASE AGREEMENTS (e) 0.4%
			1,276

SHORT-TERM NOTES 0.2%
Korea Development Bank
0.770% due 08/20/2014		500	500

MEXICO TREASURY BILLS 1.1%
3.595% due 04/30/2014 (b)	MXN	41,800	3,193

U.S. TREASURY BILLS 0.1%
0.082% due 09/04/2014 (i)		$260	260

Total Short-Term Instruments (Cost $8,393)			8,422

Total Investments in Securities (Cost $259,156)			261,778

		SHARES
INVESTMENTS IN AFFILIATES 14.7%

SHORT-TERM INSTRUMENTS 14.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 14.7%
PIMCO Short-Term Floating NAV Portfolio		89	1

60	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

	SHARES	MARKET VALUE (000S)
PIMCO Short-Term Floating NAV Portfolio III	4,398,546	$43,946

Total Short-Term Instruments (Cost $43,941)		43,947

Total Investments in Affiliates (Cost $43,941)		43,947

Total Investments 102.4% (Cost $303,097)		$305,725

Financial Derivative Instruments (f)(h) 0.1% (Cost or Premiums, net $102)		142

Other Assets and Liabilities, net (2.5%)		(7,439)

Net Assets 100.0%		$298,428

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$1,276	Fannie Mae 2.260% due 10/17/2022	$(1,304)	$1,276	$1,276

Total Repurchase Agreements						$(1,304)	$1,276	$1,276

(1)	Includes accrued interest.

As of March 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $1,910 at a weighted average interest rate of (0.268%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,276	$0	$0	$0	$1,276	$(1,304)		$(28)

Total Borrowings and Other Financing Transactions	$1,276	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	61

Schedule of Investments PIMCO Low Duration Fund III (Cont.)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$122.500	05/23/2014	123	$(42)	$(63)
Call - CBOT U.S. Treasury 10-Year Note June Futures	126.000	05/23/2014	123	(51)	(20)

				$(93)	$(83)

Total Written Options				$(93)	$(83)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2014	103	$6	$1	$0
90-Day Eurodollar December Futures	Long	12/2015	798	(311)	80	0
90-Day Eurodollar June Futures	Long	06/2015	73	(17)	5	0
90-Day Eurodollar June Futures	Long	06/2016	9	(6)	1	0
90-Day Eurodollar March Futures	Long	03/2015	301	10	11	0
90-Day Eurodollar March Futures	Long	03/2016	26	(14)	2	0
90-Day Eurodollar September Futures	Long	09/2015	661	104	58	0
90-Day Eurodollar September Futures	Long	09/2016	9	(7)	0	0

Total Futures Contracts				$(235)	$158	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date			Market Value (3)	Unrealized Appreciation	Variation Margin
			Notional Amount (2)				Asset	Liability
CDX.HY-22 5-Year Index	5.000%	06/20/2019	$	8,300	$631	$45	$22	$0
CDX.IG-21 3-Year Index	1.000%	12/20/2016		1,900	37	5	1	0
CDX.IG-22 5-Year Index	1.000%	06/20/2019		11,600	182	15	9	0
iTraxx Europe 21 5-Year Index	1.000%	06/20/2019	EUR	2,150	37	8	5	0

					$887	$73	$37	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	$44,800	$316	$8	$14	$0
Pay	3-Month USD-LIBOR	3.000%	09/21/2017	300	2	1	0	0
Receive	3-Month USD-LIBOR	3.000%	12/18/2023	8,100	(201)	(152)	10	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	2,600	377	222	11	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	7,900	(9)	(322)	39	0

					$485	$(243)	$74	$0

Total Swap Agreements					$1,372	$(170)	$111	$0

62	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(g)	Securities with an aggregate market value of $1,261 and cash of $1,812 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$158	$111	$269	$(83)	$0	$0	$(83)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		EUR	10,329	$		14,177	$0	$(53)
	05/2014			2,304			3,164	0	(10)

BPS	04/2014		MXN	18,087			1,366	0	(17)
	05/2014		EUR	800			1,012	0	(90)
	05/2014		MXN	2,150			160	0	(4)

BRC	04/2014		EUR	2,105			2,888	0	(12)

CBK	04/2014			100			127	0	(11)
	05/2014			19			26	0	0
	05/2014		JPY	254,525			2,496	30	0

FBF	06/2014		EUR	100			127	0	(11)

GLM	04/2014			4,054			5,630	45	0
	06/2014		GBP	261			437	2	0

MSC	04/2014		MXN	23,016			1,728	0	(31)

RYL	04/2014	$		22,716		EUR	16,488	0	(1)
	05/2014		EUR	16,488	$		22,714	1	0

UAG	04/2014			2,200			2,975	0	(56)

Total Forward Foreign Currency Contracts								$78	$(296)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-21 5-Year Index	Buy	0.550%	06/18/2014	$	200	$0	$0
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.850%	06/18/2014		200	0	0

CBK	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	06/18/2014		100	0	0

JPM	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	06/18/2014		400	(1)	(1)

							$(1)	$(1)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	$2,000	$(113)	$(103)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC Fannie Mae 3.500% due 05/01/2044	$	98.391	05/05/2014	$1,000	$(5)	$(2)
	Call - OTC Fannie Mae 3.500% due 05/01/2044		101.391	05/05/2014	1,000	(4)	(2)

DUB	Put - OTC Fannie Mae 3.500% due 05/01/2044		98.391	05/05/2014	1,000	(6)	(2)
	Call - OTC Fannie Mae 3.500% due 05/01/2044		101.391	05/05/2014	1,000	(3)	(2)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	63

Schedule of Investments PIMCO Low Duration Fund III (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae 3.500% due 04/01/2044	$	98.719	04/03/2014	$2,000	$(5)	$0
	Call - OTC Fannie Mae 3.500% due 04/01/2044		101.719	04/03/2014	2,000	(3)	0
	Put - OTC Fannie Mae 3.500% due 05/01/2044		98.375	05/05/2014	1,000	(5)	(1)
	Call - OTC Fannie Mae 3.500% due 05/01/2044		101.375	05/05/2014	1,000	(3)	(2)

						$(34)	$(11)

Total Written Options						$(148)	$(115)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at 03/31/2013	0	$34,500	EUR	12,700	$(143)
Sales	485	144,000		38,000	(680)
Closing Buys	0	(1,300)		0	6
Expirations	(239)	(122,300)		(29,600)	427
Exercised	0	(42,000)		(21,100)	149

Balance at 03/31/2014	246	$12,900	EUR	0	$(241)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	03/20/2016	0.204%	$	200	$(3)	$6	$3	$0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		200	(1)	3	2	0
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		300	(14)	5	0	(9)
	General Electric Capital Corp.	1.000%	09/20/2015	0.302%		100	1	0	1	0
	Japan Government International Bond	1.000%	12/20/2015	0.185%		400	7	(1)	6	0
	MetLife, Inc.	1.000%	12/20/2014	0.087%		900	(16)	23	7	0
	MetLife, Inc.	1.000%	09/20/2016	0.290%		500	6	3	9	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		100	1	0	1	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		100	0	1	1	0
	Russia Government International Bond	1.000%	03/20/2019	2.107%		500	(35)	10	0	(25)
	Standard Chartered Bank	1.000%	03/20/2019	1.152%	EUR	200	(2)	0	0	(2)

BPS	U.S. Treasury Notes	0.250%	09/20/2016	0.137%		900	(17)	21	4	0

BRC	Brazil Government International Bond	1.000%	06/20/2016	0.729%	$	500	(1)	4	3	0
	China Government International Bond	1.000%	09/20/2015	0.224%		300	4	0	4	0
	China Government International Bond	1.000%	09/20/2016	0.386%		200	3	0	3	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.222%		2,000	12	0	12	0
	Japan Government International Bond	1.000%	06/20/2015	0.138%		400	6	(2)	4	0
	MetLife, Inc.	1.000%	03/20/2019	0.619%		400	3	5	8	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		100	1	0	1	0

CBK	Brazil Government International Bond	1.000%	09/20/2015	0.514%		200	(1)	3	2	0
	Brazil Government International Bond	1.000%	03/20/2017	1.034%		200	(2)	2	0	0
	China Government International Bond	1.000%	03/20/2019	0.868%		300	2	0	2	0
	HSBC Bank PLC	1.000%	03/20/2019	1.087%	EUR	500	(5)	2	0	(3)
	MetLife, Inc.	1.000%	12/20/2014	0.087%	$	100	(2)	2	0	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		100	1	1	2	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		200	0	2	2	0

DUB	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.542%		200	4	0	4	0
	Brazil Government International Bond	1.000%	06/20/2016	0.729%		200	0	2	2	0
	Brazil Government International Bond	1.000%	03/20/2017	1.034%		300	(3)	3	0	0
	China Government International Bond	1.000%	12/20/2018	0.821%		200	3	(1)	2	0
	China Government International Bond	1.000%	03/20/2019	0.868%		600	0	4	4	0
	Export-Import Bank of China	1.000%	12/20/2016	0.709%		300	(24)	27	3	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.302%		500	5	0	5	0
	HSBC Bank PLC	1.000%	12/20/2018	0.630%	EUR	400	4	5	9	0
	MetLife, Inc.	1.000%	03/20/2019	0.619%	$	200	3	0	3	0
	Mexico Government International Bond	1.000%	03/20/2016	0.331%		500	(3)	10	7	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		100	0	1	1	0
	Prudential Financial, Inc.	1.000%	09/20/2015	0.166%		2,700	31	3	34	0
	Prudential Financial, Inc.	1.000%	03/20/2019	0.590%		500	9	1	10	0

GST	Mexico Government International Bond	1.000%	09/20/2016	0.393%		300	1	3	4	0
	United Kingdom Gilt	1.000%	03/20/2015	0.030%		100	1	0	1	0

64	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
HUS	Brazil Government International Bond	1.000%	09/20/2015	0.514%	$	600	$(6)	$10	$4	$0
	Brazil Government International Bond	1.000%	03/20/2016	0.676%		200	(1)	2	1	0
	Brazil Government International Bond	1.000%	06/20/2016	0.729%		700	(1)	5	4	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		200	2	1	3	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		100	1	1	2	0

JPM	Brazil Government International Bond	1.000%	09/20/2015	0.514%		100	(1)	2	1	0
	China Government International Bond	1.000%	12/20/2018	0.821%		700	7	(1)	6	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		100	1	1	2	0
	PSEG Power LLC	1.000%	12/20/2018	0.915%		200	1	0	1	0

MYC	Barclays Bank PLC	1.000%	06/20/2015	0.204%	EUR	1,200	13	3	16	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%	$	100	(1)	1	0	0
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		500	(23)	9	0	(14)
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		200	0	2	2	0
	Standard Chartered Bank	1.000%	03/20/2019	1.152%	EUR	100	(1)	0	0	(1)

UAG	Brazil Government International Bond	1.000%	09/20/2015	0.514%	$	500	(5)	9	4	0
	Japan Government International Bond	1.000%	12/20/2015	0.185%		400	6	0	6	0

							$(29)	$193	$218	$(54)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
BOA	CDX.HY-21 3-Year Index	5.000%	12/20/2016	$1,000	$ 81	$(8)	$73	$0

BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	1,000	87	(61)	26	0

FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	1,242	(6)	1	0	(5)

GST	CDX.EM-13 5-Year Index	5.000%	06/20/2015	200	25	(20)	5	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	700	78	(60)	18	0

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	96	0	2	2	0

MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	900	113	(91)	22	0

					$ 378	$(237)	$146	$(5)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	12,000	$(4)	$24	$20	$0

BPS	Pay	1-Year BRL-CDI	9.120%	01/02/2017	BRL	1,100	3	(33)	0	(30)

BRC	Pay	28-Day MXN-TIIE	4.120%	10/26/2015	MXN	30,000	0	1	1	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		300	0	0	0	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		5,000	(2)	10	8	0

GLM	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		10,000	(2)	19	17	0

HUS	Pay	1-Year BRL-CDI	8.950%	01/02/2017	BRL	300	0	(9)	0	(9)
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MXN	900	(1)	1	0	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		9,600	(1)	17	16	0

MYC	Pay	28-Day MXN-TIIE	4.120%	10/26/2015		30,000	0	0	0	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		4,000	0	7	7	0

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	1,600	1	(47)	0	(46)

							$(6)	$(10)	$69	$(85)

Total Swap Agreements							$343	$(54)	$433	$(144)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	65

Schedule of Investments PIMCO Low Duration Fund III (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(i)	Securities with an aggregate market value of $291 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$0	$0	$123	$123	$(63)	$(107)	$(36)	$(206)	$(83)	$0	$(83)
BPS	0	0	4	4	(111)	0	(30)	(141)	(137)	260	123
BRC	0	0	70	70	(12)	0	0	(12)	58	0	58
CBK	30	0	8	38	(11)	0	(3)	(14)	24	0	24
DUB	0	0	84	84	0	(4)	0	(4)	80	0	80
FBF	0	0	0	0	(11)	0	(5)	(16)	(16)	0	(16)
GLM	47	0	17	64	0	0	0	0	64	0	64
GST	0	0	10	10	0	0	0	0	10	(10)	0
HUS	0	0	48	48	0	0	(9)	(9)	39	0	39
JPM	0	0	12	12	0	(4)	0	(4)	8	0	8
MSC	0	0	0	0	(31)	0	0	(31)	(31)	(102)	(133)
MYC	0	0	47	47	0	0	(15)	(15)	32	(35)	(3)
RYL	1	0	0	1	(1)	0	0	(1)	0	0	0
UAG	0	0	10	10	(56)	0	(46)	(102)	(92)	31	(61)

Total Over the Counter	$78	$0	$433	$511	$(296)	$(115)	$(144)	$(555)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$158	$158
Swap Agreements	0	37	0	0	74	111

	$0	$37	$0	$0	$232	$269

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$78	$0	$78
Swap Agreements	0	364	0	0	69	433

	$0	$364	$0	$78	$69	$511

	$0	$401	$0	$78	$301	$780

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$83	$83

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$296	$0	$296
Written Options	0	1	0	103	11	115
Swap Agreements	0	59	0	0	85	144

	$0	$60	$0	$399	$96	$555

	$0	$60	$0	$399	$179	$638

66	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$89	$89
Futures	0	0	0	0	598	598
Swap Agreements	0	140	0	0	(898)	(758)

	$0	$140	$0	$0	$(211)	$(71)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(738)	$0	$(738)
Written Options	0	30	0	11	290	331
Swap Agreements	0	447	0	0	131	578

	$0	$477	$0	$(727)	$421	$171

	$0	$617	$0	$(727)	$210	$100

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$9	$9
Futures	0	0	0	0	(222)	(222)
Swap Agreements	0	73	0	0	(260)	(187)

	$0	$73	$0	$0	$(473)	$(400)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1)	$0	$(1)
Written Options	0	0	0	0	(67)	(67)
Swap Agreements	0	(141)	0	0	(108)	(249)

	$0	$(141)	$0	$(1)	$(175)	$(317)

	$0	$(68)	$0	$(1)	$(648)	$(717)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$2,393	$0	$2,393
Corporate Bonds & Notes
Banking & Finance	700	47,466	0	48,166
Industrials	0	6,381	0	6,381
Utilities	0	17,282	0	17,282
Municipal Bonds & Notes
Louisiana	0	401	0	401
Texas	0	89	0	89
U.S. Government Agencies	0	71,885	0	71,885
U.S. Treasury Obligations	0	33,922	0	33,922
Mortgage-Backed Securities	0	23,526	0	23,526
Asset-Backed Securities	0	17,424	392	17,816
Sovereign Issues	0	31,495	0	31,495
Short-Term Instruments
Certificates of Deposit	0	2,394	0	2,394
Commercial Paper	0	799	0	799
Repurchase Agreements	0	1,276	0	1,276
Short-Term Notes	0	500	0	500
Mexico Treasury Bills	0	3,193	0	3,193
U.S. Treasury Bills	0	260	0	260
	$700	$260,686	$392	$261,778

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$43,947	$0	$0	$43,947

Total Investments	$44,647	$260,686	$392	$305,725

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	158	111	0	269
Over the counter	0	511	0	511
	$158	$622	$0	$780

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(83)	0	(83)
Over the counter	0	(555)	0	(555)
	$0	$(638)	$0	$(638)

Totals	$44,805	$260,670	$392	$305,867

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	67

Schedule of Investments PIMCO Money Market Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.7%

SHORT-TERM INSTRUMENTS 100.7%

GOVERNMENT AGENCY DEBT 3.4%
Federal Home Loan Bank
0.125% due 12/30/2014	$13,700	$13,694
Freddie Mac
1.000% due 08/27/2014	9,600	9,631

		23,325

GOVERNMENT AGENCY REPURCHASE AGREEMENTS (a) 10.5%
		72,013

TREASURY DEBT 12.4%
U.S. Treasury Bills
0.068% due 08/21/2014	2,000	1,999

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Treasury Notes
0.250% due 02/28/2015	$83,277	$83,336

		85,335

TREASURY REPURCHASE AGREEMENTS (a) 74.4%
		508,700

Total Short-Term Instruments (Cost $689,373)		689,373

Total Investments in Securities (Cost $689,373)		689,373

Total Investments 100.7% (Cost $689,373)		$689,373

Other Assets and Liabilities, net (0.7%)		(4,918)

Net Assets 100.0%		$684,455

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
Government Agency Repurchase Agreements
BPG	0.130%	03/31/2014	04/01/2014	$46,700	Freddie Mac 3.000% due 01/01/2043	$(48,593)	$46,700	$46,700
GSC	0.100%	03/31/2014	04/01/2014	24,800	Freddie Mac 3.500% due 12/01/2042	(25,587)	24,800	24,800
SSB	0.000%	03/31/2014	04/01/2014	513	Freddie Mac 2.080% due 10/17/2022	(526)	513	513

Treasury Repurchase Agreements
BOM	0.080%	03/31/2014	04/01/2014	49,800	U.S. Treasury Notes 2.750% due 11/30/2016	(50,842)	49,800	49,800
BOS	0.080%	03/31/2014	04/01/2014	15,700	U.S. Treasury Bonds 4.500% due 08/15/2039	(16,084)	15,700	15,700
BPG	0.080%	03/31/2014	04/01/2014	25,000	U.S. Treasury Inflation Protected Securities 1.625% due 01/15/2018	(25,571)	25,000	25,000
IND	0.080%	03/31/2014	04/01/2014	25,000	U.S. Treasury Notes 0.875% due 07/31/2019	(25,568)	25,000	25,000
MBC	0.090%	03/31/2014	04/01/2014	131,700	U.S. Treasury Inflation Protected Securities 2.000% due 07/15/2014	(51,027)	131,700	131,700
					U.S. Treasury Notes 1.500% due 12/31/2018	(83,545)
MSC	0.080%	03/31/2014	04/01/2014	6,800	U.S. Treasury Notes 2.000% due 11/30/2020	(6,949)	6,800	6,800
NMO	0.100%	03/31/2014	04/01/2014	30,000	U.S. Treasury Notes 3.250% due 12/31/2016	(30,883)	30,000	30,000
NXN	0.080%	03/31/2014	04/01/2014	75,000	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2018	(76,652)	75,000	75,000
RDR	0.080%	03/31/2014	04/01/2014	81,700	U.S. Treasury Notes 1.000% - 2.250% due 06/30/2019 - 03/31/2021	(83,591)	81,700	81,700
SAL	0.080%	03/31/2014	04/01/2014	34,000	U.S. Treasury Notes 1.250% due 04/30/2019	(34,750)	34,000	34,000
TDM	0.080%	03/31/2014	04/01/2014	34,000	U.S. Treasury Notes 1.000% - 1.250% due 05/31/2018 - 11/30/2018	(34,931)	34,000	34,000

Total Repurchase Agreements						$(595,099)	$580,713	$580,713

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BOM	$49,800	$0	$0	$0	$49,800	$(50,842)	$(1,042)
BOS	15,700	0	0	0	15,700	(16,084)	(384)
BPG	71,700	0	0	0	71,700	(74,164)	(2,464)

68	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
GSC	$24,800	$0	$0	$0	$24,800	$(25,587)	$(787)
IND	25,000	0	0	0	25,000	(25,568)	(568)
MBC	131,700	0	0	0	131,700	(134,572)	(2,872)
MSC	6,800	0	0	0	6,800	(6,949)	(149)
NMO	30,000	0	0	0	30,000	(30,883)	(883)
NXN	75,000	0	0	0	75,000	(76,652)	(1,652)
RDR	81,700	0	0	0	81,700	(83,591)	(1,891)
SAL	34,000	0	0	0	34,000	(34,750)	(750)
SSB	513	0	0	0	513	(526)	(13)
TDM	34,000	0	0	0	34,000	(34,931)	(931)

Total Borrowings and Other Financing Transactions	$580,713	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Short-Term Instruments
Government Agency Debt	$0	$23,325	$0	$23,325
Government Agency Repurchase Agreements	0	72,013	0	72,013
Treasury Debt	0	85,335	0	85,335
Treasury Repurchase Agreements	0	508,700	0	508,700
Total Investments	$0	$689,373	$0	$689,373

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	69

Schedule of Investments PIMCO Short Asset Investment Fund

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.9%

CORPORATE BONDS & NOTES 57.3%

BANKING & FINANCE 34.4%
American Express Credit Corp.
1.750% due 06/12/2015	$1,200	$	1,217
American Honda Finance Corp.
0.609% due 05/26/2016	800		804
1.450% due 02/27/2015	200		202
American International Group, Inc.
3.000% due 03/20/2015	700		717
Bank Nederlandse Gemeenten
0.516% due 05/15/2018	2,000		2,005
0.517% due 02/08/2016	500		503
Citigroup, Inc.
0.516% due 11/05/2014	1,000		1,000
2.650% due 03/02/2015	1,050		1,069
5.500% due 10/15/2014	400		411
6.010% due 01/15/2015	500		521
DBS Bank Ltd.
2.375% due 09/14/2015	1,500		1,538
Dexia Credit Local S.A.
0.538% due 01/17/2016	1,000		1,002
0.676% due 01/11/2017	2,000		2,005
1.250% due 10/18/2016	250		251
DNB Boligkreditt A/S
2.100% due 10/14/2016	2,000		2,047
Export-Import Bank of Korea
4.125% due 09/09/2015	425		446
Ford Motor Credit Co. LLC
3.875% due 01/15/2015	550		563
3.984% due 06/15/2016	100		106
General Electric Capital Corp.
0.439% due 01/08/2016	2,700		2,700
0.555% due 12/20/2016	100		100
Goldman Sachs Group, Inc.
0.637% due 07/22/2015	1,000		1,000
0.742% due 01/12/2015	1,200		1,202
3.300% due 05/03/2015	900		925
5.500% due 11/15/2014	556		573
Hana Bank
1.362% due 11/09/2016	1,000		1,003
HSBC Finance Corp.
5.250% due 04/15/2015	3,750		3,920
HSBC USA, Inc.
2.375% due 02/13/2015	100		102
Hypothekenbank Frankfurt AG
0.102% due 09/20/2017	1,500		1,457
Industrial Bank of Korea
2.375% due 07/17/2017	500		512
4.375% due 08/04/2015	1,000		1,046
International Lease Finance Corp.
6.500% due 09/01/2014	500		512
JPMorgan Chase & Co.
0.756% due 02/15/2017	1,600		1,602
0.899% due 10/15/2015	700		704
0.943% due 03/31/2016	1,500		1,493
Kookmin Bank
7.250% due 05/14/2014	1,500		1,512
Korea Development Bank
0.686% due 06/11/2015	1,000		1,000
Lloyds Bank PLC
4.375% due 01/12/2015	520		535
Macquarie Bank Ltd.
1.024% due 03/24/2017	1,000		1,002
Morgan Stanley
4.200% due 11/20/2014	2,220		2,271

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Muenchener Hypothekenbank eG
1.125% due 07/13/2015	$1,400	$	1,410
National Bank of Abu Dhabi PJSC
4.250% due 03/25/2015	1,500		1,554
Nederlandse Waterschapsbank NV
2.000% due 09/09/2015	75		77
NRW Bank
0.477% due 10/16/2017	1,000		1,005
0.486% due 01/31/2017	1,000		1,004
Oesterreichische Kontrollbank AG
0.364% due 02/26/2016	500		501
QNB Finance Ltd.
3.125% due 11/16/2015	600		622
RCI Banque S.A.
2.112% due 04/11/2014	1,200		1,200
3.400% due 04/11/2014	460		460
Royal Bank of Canada
0.625% due 12/05/2016	1,000		1,001
1.200% due 09/19/2018	1,000		994
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015	200		208
Standard Chartered PLC
3.850% due 04/27/2015	1,400		1,447
Sumitomo Mitsui Banking Corp.
0.670% due 01/10/2017	500		502
Svensk Exportkredit AB
0.414% due 06/12/2017	700		701
0.625% due 05/31/2016	200		200
Svenska Handelsbanken AB
0.684% due 03/21/2016	500		502
Swedbank Hypotek AB
2.125% due 08/31/2016	2,200		2,266
Wells Fargo Bank N.A.
0.517% due 07/20/2015	600		602

			57,834

INDUSTRIALS 15.0%
AbbVie, Inc.
1.200% due 11/06/2015	1,400		1,413
Altria Group, Inc.
4.125% due 09/11/2015	685		718
Amgen, Inc.
1.875% due 11/15/2014	600		605
2.500% due 11/15/2016	230		238
Anglo American Capital PLC
9.375% due 04/08/2014	1,400		1,402
BAT International Finance PLC
1.400% due 06/05/2015	500		504
Burlington Northern Santa Fe LLC
4.875% due 01/15/2015	1,000		1,033
Campbell Soup Co.
0.538% due 08/01/2014	90		90
Canadian National Railway Co.
0.436% due 11/06/2015	400		400
Canadian Natural Resources Ltd.
0.609% due 03/30/2016	800		800
CRH America, Inc.
4.125% due 01/15/2016	500		527
Daimler Finance North America LLC
1.650% due 04/10/2015	500		504
1.875% due 09/15/2014	250		252
2.300% due 01/09/2015	350		354
Dell, Inc.
0.847% due 04/01/2014	25		25
Devon Energy Corp.
0.683% due 12/15/2015	1,000		1,002

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
2.400% due 07/15/2016	$400	$	411
Enterprise Products Operating LLC
5.000% due 03/01/2015	500		520
Genentech, Inc.
4.750% due 07/15/2015	190		200
GlaxoSmithKline Capital, Inc.
0.700% due 03/18/2016	600		600
Glencore Funding LLC
6.000% due 04/15/2014	210		210
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	1,500		1,582
Korea National Oil Corp.
5.375% due 07/30/2014	1,300		1,320
Linde Finance BV
3.625% due 11/13/2014	900		917
McKesson Corp.
0.635% due 09/10/2015	1,500		1,502
NBCUniversal Media LLC
3.650% due 04/30/2015	900		930
Nissan Motor Acceptance Corp.
0.935% due 09/26/2016	1,300		1,308
Pearson Dollar Finance PLC
5.700% due 06/01/2014	450		453
Penske Truck Leasing Co. LP
2.500% due 07/11/2014	1,000		1,005
PepsiCo, Inc.
0.700% due 02/26/2016	600		599
SABIC Capital BV
3.000% due 11/02/2015	500		516
SABMiller Holdings, Inc.
1.850% due 01/15/2015	200		202
Union Pacific Corp.
4.875% due 01/15/2015	200		207
5.375% due 05/01/2014	25		25
Volkswagen International Finance NV
1.625% due 03/22/2015	200		202
Volvo Treasury AB
5.950% due 04/01/2015	519		546
Wm Wrigley Jr. Co.
4.650% due 07/15/2015	1,090		1,141
Xerox Corp.
8.250% due 05/15/2014	1,000		1,008
Yale University
2.900% due 10/15/2014	13		13

			25,284

UTILITIES 7.9%
AT&T, Inc.
0.654% due 03/30/2017	1,600		1,600
BG Energy Capital PLC
2.500% due 12/09/2015	240		246
BP Capital Markets PLC
0.656% due 11/07/2016	900		904
3.875% due 03/10/2015	300		310
Duke Energy Progress, Inc.
0.435% due 03/06/2017	700		700
5.250% due 12/15/2015	800		862
Electricite de France S.A.
0.694% due 01/20/2017	1,400		1,405
Enel Finance International NV
3.875% due 10/07/2014	1,500		1,523
Korea Hydro & Nuclear Power Co. Ltd.
6.250% due 06/17/2014	1,400		1,417
NextEra Energy Capital Holdings, Inc.
1.339% due 09/01/2015	300		302

70	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Shell International Finance BV
0.446% due 11/15/2016	$900	$	902
Telefonos de Mexico S.A.B. de C.V.
5.500% due 01/27/2015	1,550		1,603
Verizon Communications, Inc.
1.250% due 11/03/2014	400		402
1.763% due 09/15/2016	300		309
4.900% due 09/15/2015	800		849

			13,334

Total Corporate Bonds & Notes (Cost $96,342)			96,452

MUNICIPAL BONDS & NOTES 7.0%

ARIZONA 0.4%
Arizona Department of Transportation State Highway Fund Revenue Notes, Series 2013
0.600% due 07/01/2015	100		100
Arizona School Facilities Board Revenue Notes, Series 2013
0.812% due 07/01/2016	600		604

			704

CALIFORNIA 2.4%
California State General Obligation Notes, Series 2009
5.250% due 04/01/2014	1,100		1,100
California State General Obligation Notes, Series 2013
1.250% due 11/01/2016	200		201
Mount San Antonio Community College District, California General Obligation Notes, Series 2012
3.750% due 08/01/2014	250		253
3.750% due 08/01/2015	1,050		1,093
Orange County, California Revenue Notes, Series 2013
0.730% due 05/01/2014	1,100		1,100
University of California Revenue Bonds, Series 2011
0.735% due 07/01/2041	150		150
University of California Revenue Notes, Series 2013
0.659% due 05/15/2016	200		200

			4,097

COLORADO 0.4%
Denver Urban Renewal Authority, Colorado Tax Allocation Notes, Series 2013
5.000% due 12/01/2014	700		721

FLORIDA 0.6%
Broward County, Florida Airport System Revenue Notes, Series 2013
3.000% due 10/01/2015	200		208
Citizens Property Insurance Corp., Florida Revenue Notes, Series 2010
5.000% due 06/01/2014	100		101
JEA Water & Sewer System, Florida Revenue Notes, Series 2013
1.286% due 10/01/2016	600		600
Orlando-Orange County, Florida Expressway Authority Revenue Notes, Series 2013
3.000% due 07/01/2015	100		103

			1,012

MARYLAND 0.1%
Northeast Maryland Waste Disposal Authority Revenue Notes, Series 2013
4.000% due 04/01/2016	200		213

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
MASSACHUSETTS 0.1%
Commonwealth of Massachusetts General Obligation Notes, Series 2012
0.400% due 01/01/2017	$100	$	100

MICHIGAN 0.5%
Muskegon County, Michigan General Obligation Notes, Series 2013
0.500% due 06/01/2014	400		400
Oakland County, Michigan Certificates of Participation Bonds, Series 2007
6.250% due 04/01/2020	40		40
Oakland County, Michigan Certificates of Participation Notes, Series 2007
6.000% due 04/01/2016	500		500

			940

MINNESOTA 0.1%
Tobacco Securitization Authority, Minnesota Revenue Notes, Series 2011
3.093% due 03/01/2015	100		102

NEW JERSEY 0.3%
New Jersey Economic Development Authority Revenue Notes, Series 2012
0.640% due 02/01/2015	250		250
Orange Township, New Jersey General Obligation Notes, (AGM Insured), Series 2008
4.000% due 12/01/2014	250		256

			506

NEW YORK 0.2%
New York City, New York General Obligation Bonds, Series 2005
4.650% due 06/01/2015	300		315

OHIO 0.3%
Columbus, Ohio General Obligation Notes, Series 2014
0.724% due 02/15/2016	500		503

SOUTH DAKOTA 0.1%
Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
1.188% due 06/01/2015	200		201

TEXAS 0.7%
Lower Colorado River Authority, Texas Revenue Notes, Series 2012
5.000% due 05/15/2015	400		421
Texas State General Obligation Notes, Series 2013
0.556% due 06/01/2018	745		746

			1,167

VIRGINIA 0.1%
Fairfax County, Virginia Redevelopment & Housing Authority Revenue Notes, (GTD Insured), Series 2013
0.660% due 03/01/2015	150		150

WASHINGTON 0.7%
Washington State General Obligation Notes, (BABs), Series 2010
2.760% due 08/01/2015	1,100		1,134

Total Municipal Bonds & Notes (Cost $11,853)			11,865

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 4.4%
Fannie Mae
0.500% due 04/29/2016 (b)	$1,000	$	998
0.554% due 12/25/2043	1,355		1,357
0.694% due 07/25/2037	450		454
0.704% due 06/25/2027 -09/25/2041	119		120
0.734% due 07/25/2041	2,290		2,304
0.834% due 02/25/2041	134		135
Freddie Mac
0.655% due 08/15/2041	73		73
0.735% due 07/15/2037	293		295
0.755% due 11/15/2037	379		382
1.105% due 01/15/2032	815		838
1.155% due 01/15/2039	276		283
Ginnie Mae
0.729% due 04/20/2062	131		131

Total U.S. Government Agencies (Cost $7,349)			7,370

U.S. TREASURY OBLIGATIONS 0.3%
U.S. Treasury Notes
0.375% due 03/31/2016	500		499

Total U.S. Treasury Obligations (Cost $499)			499

MORTGAGE-BACKED SECURITIES 6.3%
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
4.933% due 07/10/2045	1,000		1,044
Bear Stearns Commercial Mortgage Securities Trust
4.804% due 09/11/2042	116		118
4.825% due 11/11/2041	549		558
5.468% due 06/11/2041	88		88
Credit Suisse First Boston Mortgage Securities Corp.
4.691% due 10/15/2039	103		104
4.829% due 11/15/2037	962		976
DBRR Trust
0.853% due 02/25/2045	1,227		1,222
0.946% due 09/25/2045	232		233
GS Mortgage Securities Trust
1.144% due 05/10/2045	94		94
4.761% due 07/10/2039	959		988
JPMorgan Chase Commercial Mortgage Securities Trust
4.824% due 10/15/2042	152		154
4.899% due 01/12/2037	200		204
5.681% due 02/12/2049	534		566
LB-UBS Commercial Mortgage Trust
5.150% due 04/15/2030	800		825
Morgan Stanley Capital Trust
0.255% due 10/15/2020	1,116		1,114
3.884% due 09/15/2047	1,400		1,462
4.989% due 08/13/2042	200		207
WFRBS Commercial Mortgage Trust
1.081% due 04/15/2045	590		592

Total Mortgage-Backed Securities (Cost $10,673)			10,549

ASSET-BACKED SECURITIES 10.3%
Ally Auto Receivables Trust
0.460% due 10/15/2015	638		638
0.480% due 05/15/2015	107		107
0.740% due 04/15/2016	115		115
Chase Issuance Trust
0.590% due 08/15/2017	500		501

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	71

Schedule of Investments PIMCO Short Asset Investment Fund (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Citibank Omni Master Trust
2.905% due 08/15/2018	$1,730	$	1,747
4.900% due 11/15/2018	2,500		2,569
Ford Credit Auto Lease Trust
0.425% due 01/15/2016	1,000		1,001
Ford Credit Auto Owner Trust
0.380% due 11/15/2015	533		533
0.550% due 04/15/2016	1,467		1,468
Gracechurch Card Funding PLC
0.855% due 02/15/2017	2,400		2,413
Nissan Auto Lease Trust
0.425% due 01/15/2016	1,000		1,001
SLM Student Loan Trust
0.314% due 02/27/2017	66		66
0.414% due 05/25/2018	3,221		3,223
0.439% due 01/25/2016	594		594
0.604% due 09/25/2026	551		552
0.639% due 04/25/2023	858		857

Total Asset-Backed Securities (Cost $17,463)			17,385

SOVEREIGN ISSUES 9.4%
Belgium Government International Bond
0.875% due 09/14/2015	1,500		1,510
Development Bank of Japan, Inc.
0.438% due 04/17/2015	3,500		3,500
0.565% due 02/25/2015	600		601
Japan Bank for International Cooperation
0.597% due 11/13/2018	1,000		1,002
1.875% due 09/24/2015	2,000		2,042
Japan Finance Organization for Municipalities
0.403% due 11/28/2014	1,000		999
Kommunalbanken A/S
0.415% due 02/20/2018	200		200
0.614% due 03/27/2017	650		655

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
2.375% due 01/19/2016	$100	$	103
Municipality Finance PLC
2.375% due 05/16/2016	250		259
Republic of Korea
4.875% due 09/22/2014	3,300		3,365
5.750% due 04/16/2014	100		100
State of North Rhine-Westphalia
0.535% due 04/28/2017	500		503
0.557% due 05/03/2017	1,000		1,005

Total Sovereign Issues (Cost $15,832)			15,844

SHORT-TERM INSTRUMENTS 5.9%

CERTIFICATES OF DEPOSIT 0.9%
Credit Suisse
0.556% due 08/24/2015	1,100		1,100
0.644% due 12/07/2015	400		401

			1,501

COMMERCIAL PAPER 3.7%
Entergy Corp.
0.960% due 04/07/2014	1,500		1,500
Ford Motor Credit Co. LLC
0.900% due 10/03/2014	200		199
1.000% due 04/28/2014	600		600
Glencore Funding LLC
0.670% due 07/15/2014	1,300		1,299
Mohawk Industries, Inc.
0.700% due 04/04/2014	1,500		1,500
Noble Corp.
0.650% due 05/02/2014	200		200
Thermo Fisher Scientific, Inc.
0.550% due 05/21/2014	1,000		999

			6,297

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
REPURCHASE AGREEMENTS (a) 0.9%
		$	1,459

SHORT-TERM NOTES 0.4%
Korea Development Bank
0.685% due 08/20/2014	$700		700

Total Short-Term Instruments (Cost $9,954)			9,957

Total Investments in Securities (Cost $169,965)			169,921

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio	31		0
PIMCO Short-Term Floating NAV Portfolio III	563		6

Total Short-Term Instruments (Cost $6)			6

Total Investments in Affiliates (Cost $6)			6

Total Investments 100.9% (Cost $169,971)		$	169,927

Financial Derivative Instruments (c) 0.0% (Cost or Premiums, net $2)			2

Other Assets and Liabilities, net (0.9%)			(1,556)

Net Assets 100.0%		$	168,373

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$1,459	Fannie Mae 2.260% due 10/17/2022	$(1,490)	$1,459	$1,459

Total Repurchase Agreements						$(1,490)	$1,459	$1,459

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
JPS	0.130%	03/20/2014	04/21/2014	$(1,000)	$(1,000)

Total Reverse Repurchase Agreements					$(1,000)

(2)

As of March 31, 2014, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $12,255 at a weighted average interest rate of 0.003%.

72	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(b)	Securities with an aggregate market value of $998 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
JPS	$0	$(1,000)	$0	$0	$(1,000)	$998	$(2)
SSB	1,459	0	0	0	1,459	(1,490)	(31)

Total Borrowings and Other Financing Transactions	$1,459	$(1,000)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BRC	General Electric Capital Corp.	1.000%	03/20/2015	0.255%	$ 200	$2	$0	$2	$0

Total Swap Agreements						$2	$0	$2	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BRC	$0	$0	$2	$2	$0	$0	$0	$0	$2	$0	$2

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	73

Schedule of Investments PIMCO Short Asset Investment Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$2	$0	$0	$0	$2

	$0	$2	$0	$0	$0	$2

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(23)	$(23)

	$0	$0	$0	$0	$(23)	$(23)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$56,834	$1,000	$57,834
Industrials	0	25,284	0	25,284
Utilities	0	13,334	0	13,334
Municipal Bonds & Notes
Arizona	0	704	0	704
California	0	4,097	0	4,097
Colorado	0	721	0	721
Florida	0	1,012	0	1,012
Maryland	0	213	0	213
Massachusetts	0	100	0	100
Michigan	0	940	0	940
Minnesota	0	102	0	102
New Jersey	0	506	0	506
New York	0	315	0	315
Ohio	0	503	0	503
South Dakota	0	201	0	201
Texas	0	1,167	0	1,167
Virginia	0	150	0	150
Washington	0	1,134	0	1,134
U.S. Government Agencies	0	7,370	0	7,370
U.S. Treasury Obligations	0	499	0	499

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Mortgage-Backed Securities	$0	$10,549	$0	$10,549
Asset-Backed Securities	0	17,385	0	17,385
Sovereign Issues	0	14,839	1,005	15,844
Short-Term Instruments
Certificates of Deposit	0	1,501	0	1,501
Commercial Paper	0	6,297	0	6,297
Repurchase Agreements	0	1,459	0	1,459
Short-Term Notes	0	700	0	700
	$0	$167,916	$2,005	$169,921

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6	$0	$0	$6

Total Investments	$6	$167,916	$2,005	$169,927

Financial Derivative Instruments - Assets
Over the counter	$0	$2	$0	$2

Totals	$6	$167,918	$2,005	$169,929

There were no significant transfers between Level 1 and 2 during the period ended March 31, 2014.

74	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2014:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2014 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$998	$0	$1	$0	$1	$0	$0	$1,000	$1
Sovereign Issues	0	6,000	(5,010)	0	10	5	0	0	1,005	5
Short-Term Instruments
Certificates of Deposit	500	0	(501)	0	1	0	0	0	0	0

Totals	$500	$6,998	$(5,511)	$1	$11	$6	$0	$0	$2,005	$6

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$1,000	Benchmark Pricing	Base Price	100.00
Sovereign Issues	1,005	Benchmark Pricing	Base Price	100.47

Total	$2,005

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	75

Schedule of Investments PIMCO Short-Term Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.0%

BANK LOAN OBLIGATIONS 0.7%
AerCap Holdings NV
1.750% due 02/24/2015		$24,600	$24,544
Dell, Inc.
3.750% due 10/29/2018		45,798	45,712
H.J. Heinz Co.
3.500% due 06/05/2020		19,850	19,985
HCA, Inc.
2.653% due 05/01/2016		16,568	16,585

Total Bank Loan Obligations (Cost $106,477)			106,826

CORPORATE BONDS & NOTES 63.6%

BANKING & FINANCE 42.9%
Ally Financial, Inc.
0.000% due 06/15/2015		200	194
2.436% due 12/01/2014		3,500	3,516
2.750% due 01/30/2017		8,000	8,100
3.125% due 01/15/2016		15,600	15,967
3.500% due 07/18/2016		4,800	4,956
3.635% due 06/20/2014		6,500	6,555
4.625% due 06/26/2015		37,875	39,314
5.500% due 02/15/2017		5,725	6,240
6.750% due 12/01/2014		26,702	27,729
8.300% due 02/12/2015		31,270	33,127
American Express Centurion Bank
0.687% due 11/13/2015		41,200	41,405
American Express Credit Corp.
0.785% due 03/18/2019		12,000	12,044
1.750% due 06/12/2015		55,751	56,544
2.800% due 09/19/2016		5,220	5,448
5.375% due 10/01/2014	GBP	38,800	66,143
American Honda Finance Corp.
0.609% due 05/26/2016		$12,700	12,763
0.740% due 10/07/2016		7,080	7,141
1.000% due 08/11/2015		21,550	21,683
2.125% due 02/28/2017		2,000	2,046
2.600% due 09/20/2016		3,425	3,562
3.500% due 03/16/2015		3,254	3,347
American International Group, Inc.
3.000% due 03/20/2015		6,010	6,155
3.800% due 03/22/2017		290	311
4.900% due 06/02/2014	CAD	5,000	4,547
5.050% due 10/01/2015		$8,100	8,615
5.850% due 01/16/2018		2,575	2,946
Asian Development Bank
0.166% due 05/13/2016		40,500	40,504
Australia & New Zealand Banking Group Ltd.
1.000% due 10/06/2016		350	352
Banco Bradesco S.A.
4.500% due 01/12/2017		5,700	6,013
Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.750% due 01/18/2017		2,700	2,936
Banco de Sabadell S.A.
3.500% due 01/19/2016	EUR	64,000	92,273
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		$9,800	10,192
Banco Santander Brasil S.A.
4.500% due 04/06/2015		18,950	19,613
4.625% due 02/13/2017		19,755	20,890
Banco Santander Chile
3.750% due 09/22/2015		6,432	6,671
Bank Nederlandse Gemeenten
0.516% due 05/15/2018		10,800	10,830

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.125% due 09/12/2016		$50,000	$50,333
1.375% due 03/19/2018		10,000	9,915
2.500% due 01/11/2016		40,816	42,260
2.750% due 07/01/2015		2,350	2,420
Bank of America Corp.
1.500% due 10/09/2015		11,025	11,128
3.625% due 03/17/2016		2,000	2,099
3.700% due 09/01/2015		10,485	10,902
4.500% due 04/01/2015		87,422	90,724
5.000% due 01/15/2015		5,036	5,211
5.125% due 11/15/2014		5,400	5,546
5.450% due 07/15/2014		9,622	9,758
5.625% due 10/14/2016		700	774
Bank of America N.A.
5.300% due 03/15/2017		9,050	9,967
Bank of China Hong Kong Ltd.
3.750% due 11/08/2016		3,275	3,451
Bank of Montreal
2.625% due 01/25/2016		34,100	35,377
Bank of Nova Scotia
0.950% due 03/15/2016		1,500	1,510
1.650% due 10/29/2015		88,950	90,615
Banque PSA Finance S.A.
2.143% due 04/04/2014		89,590	89,702
3.375% due 04/04/2014		2,256	2,256
3.875% due 01/14/2015	EUR	8,500	11,931
Barclays Bank PLC
4.750% due 02/23/2015		$36,800	37,257
BBVA Bancomer S.A.
4.500% due 03/10/2016		600	638
Bear Stearns Cos. LLC
7.250% due 02/01/2018		1,400	1,668
Branch Banking & Trust Co.
0.565% due 10/28/2015		14,000	14,019
CaixaBank S.A.
3.250% due 10/05/2015	EUR	11,100	15,843
Canadian Imperial Bank of Commerce
2.750% due 01/27/2016		$6,000	6,239
CIT Group, Inc.
4.250% due 08/15/2017		25,420	26,691
4.750% due 02/15/2015		44,571	45,908
5.000% due 05/15/2017		1,600	1,718
5.250% due 04/01/2014		66,159	66,159
Citigroup, Inc.
0.335% due 09/20/2014		6,200	6,195
0.516% due 11/05/2014		3,375	3,376
1.177% due 04/01/2014		214	214
1.250% due 01/15/2016		13,100	13,153
2.250% due 08/07/2015		4,200	4,278
2.650% due 03/02/2015		38,175	38,878
5.000% due 09/15/2014		191,679	195,416
5.500% due 11/18/2015	GBP	8,600	15,356
6.375% due 08/12/2014		$31,246	31,905
Commonwealth Bank of Australia
0.750% due 01/13/2017		300	300
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.000% due 09/10/2015	GBP	28,800	49,996
Corp. Andina de Fomento
3.110% due 05/29/2014		$5,650	5,665
Credit Mutuel - CIC Home Loan SFH
1.500% due 11/16/2017		16,000	15,935
Credit Suisse
1.625% due 03/06/2015		56,000	56,655
DBS Bank Ltd.
0.849% due 07/15/2021		41,350	40,130
5.000% due 11/15/2019		16,292	16,622

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Depfa ACS Bank
3.905% due 04/15/2014		$46,800	$46,883
Dexia Credit Local S.A.
0.517% due 01/21/2016		25,000	24,992
0.537% due 11/13/2015		41,800	41,803
0.538% due 01/17/2016		50,000	50,091
0.616% due 11/07/2016		28,000	28,004
0.676% due 01/11/2017		104,660	104,906
0.925% due 04/01/2014	GBP	1,000	1,667
1.250% due 10/18/2016		$40,450	40,586
DNB Boligkreditt A/S
1.450% due 03/21/2019		40,000	39,358
2.100% due 10/14/2016		211,225	216,193
2.900% due 03/29/2017		113,300	118,079
Eksportfinans ASA
0.890% due 06/16/2015	JPY	400,000	3,756
2.000% due 09/15/2015		$9,260	9,214
2.375% due 05/25/2016		5,700	5,657
3.000% due 11/17/2014		7,100	7,141
5.500% due 05/25/2016		2,550	2,697
5.500% due 06/26/2017		7,900	8,413
Export-Import Bank of Korea
0.934% due 11/26/2016		2,000	2,007
0.934% due 11/27/2016		25,000	25,038
0.992% due 01/14/2017		4,750	4,779
1.083% due 09/17/2016		8,600	8,631
1.250% due 11/20/2015		27,120	27,352
2.034% due 03/21/2015		18,000	18,222
3.750% due 10/20/2016		17,300	18,457
4.000% due 01/11/2017		2,900	3,140
4.125% due 09/09/2015		8,791	9,219
5.875% due 01/14/2015		14,203	14,787
Fiat Finance & Trade S.A.
7.625% due 09/15/2014	EUR	9,300	13,151
Ford Motor Credit Co. LLC
1.064% due 03/12/2019		$121,100	121,247
1.500% due 01/17/2017		7,224	7,208
2.500% due 01/15/2016		2,960	3,041
3.984% due 06/15/2016		500	530
4.207% due 04/15/2016		1,658	1,758
12.000% due 05/15/2015		5,000	5,615
GE Capital Australia Funding Pty. Ltd.
7.500% due 09/01/2014	AUD	13,400	12,644
General Electric Capital Corp.
1.000% due 08/11/2015		$7,950	8,023
1.000% due 01/08/2016		6,900	6,953
1.625% due 07/02/2015		1,664	1,687
2.250% due 11/09/2015		24,089	24,740
4.875% due 03/04/2015		816	850
General Motors Financial Co., Inc.
2.750% due 05/15/2016		2,600	2,641
GMAC International Finance BV
7.500% due 04/21/2015	EUR	8,100	11,830
Goldman Sachs Group, Inc.
0.637% due 07/22/2015		$17,627	17,624
0.742% due 01/12/2015		51,625	51,695
2.736% due 12/05/2014		10,000	10,170
3.300% due 05/03/2015		66,532	68,351
3.625% due 02/07/2016		5,700	5,973
3.700% due 08/01/2015		43,465	45,090
5.125% due 01/15/2015		44,407	45,976
5.250% due 12/15/2015	GBP	26,969	47,814
5.500% due 11/15/2014		$32,283	33,289
Hana Bank
1.362% due 11/09/2016		3,550	3,577
1.375% due 02/05/2016		3,000	3,012
3.500% due 10/25/2017		6,100	6,455

76	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 11/03/2016		$35,552	$37,923
4.250% due 06/14/2017		2,315	2,495
Harley-Davidson Financial Services, Inc.
1.150% due 09/15/2015		5,401	5,421
2.700% due 03/15/2017		30	31
HSBC Bank USA N.A.
4.625% due 04/01/2014		5,000	5,000
HSBC Finance Corp.
0.666% due 06/01/2016		985	984
5.000% due 06/30/2015		9,305	9,772
5.250% due 04/15/2015		4,700	4,914
5.500% due 01/19/2016		3,700	3,998
HSH Nordbank AG
0.384% due 12/31/2015		59,650	59,371
Hyundai Capital Services, Inc.
1.035% due 03/18/2017		49,700	49,794
4.375% due 07/27/2016		5,600	5,982
6.000% due 05/05/2015		13,000	13,700
Industrial Bank of Korea
2.375% due 07/17/2017		13,500	13,817
3.750% due 09/29/2016		5,920	6,310
4.375% due 08/04/2015		980	1,025
ING Bank NV
1.635% due 06/09/2014		1,385	1,389
1.873% due 09/25/2015		200	204
International Lease Finance Corp.
4.875% due 04/01/2015		10,970	11,409
5.650% due 06/01/2014		35,030	35,323
5.750% due 05/15/2016		17,325	18,679
6.500% due 09/01/2014		28,085	28,787
6.750% due 09/01/2016		2,300	2,570
8.625% due 09/15/2015		19,080	21,083
IPIC GMTN Ltd.
1.750% due 11/30/2015		10,200	10,368
3.125% due 11/15/2015		8,650	8,961
Jackson National Life Global Funding
1.250% due 02/21/2017		33,300	32,922
John Deere Capital Corp.
0.750% due 01/22/2016		5,000	5,023
JPMorgan Chase & Co.
0.682% due 10/12/2015	EUR	15,400	21,119
0.756% due 02/15/2017		$102,750	102,911
0.854% due 02/26/2016		63,200	63,533
0.899% due 10/15/2015		44,912	45,143
0.943% due 03/31/2016		28,200	28,060
1.048% due 05/30/2017	GBP	19,550	31,848
1.100% due 10/15/2015		$3,200	3,215
1.443% due 09/01/2015		905	905
1.875% due 03/20/2015		31,094	31,498
2.600% due 01/15/2016		9,146	9,409
3.400% due 06/24/2015		2,812	2,906
JPMorgan Chase Bank N.A.
0.563% due 06/13/2016		12,550	12,492
Kookmin Bank
0.886% due 03/11/2016		29,700	29,613
0.984% due 03/14/2017		16,600	16,573
1.114% due 01/27/2017		13,650	13,715
1.375% due 01/15/2016		15,600	15,651
1.492% due 10/11/2016		9,950	10,092
7.250% due 05/14/2014		31,850	32,100
Korea Development Bank
0.686% due 06/11/2015		25,000	24,997
0.862% due 01/22/2017		14,800	14,829
0.935% due 08/20/2015		28,800	28,863
1.000% due 01/22/2016		4,415	4,415
3.250% due 03/09/2016		8,027	8,397
3.500% due 08/22/2017		18,259	19,371

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% due 05/04/2017		$9,962	$10,674
4.000% due 09/09/2016		23,940	25,548
4.375% due 08/10/2015		2,500	2,624
Korea Exchange Bank
1.750% due 09/27/2015		2,400	2,423
3.125% due 06/26/2017		15,650	16,289
4.875% due 01/14/2016		300	320
Korea Finance Corp.
2.250% due 08/07/2017		12,530	12,778
3.250% due 09/20/2016		5,771	6,074
LeasePlan Corp. NV
2.500% due 05/16/2018		4,620	4,593
3.000% due 10/23/2017		12,400	12,651
Macquarie Bank Ltd.
1.024% due 03/24/2017		43,350	43,445
1.650% due 03/24/2017		2,200	2,195
Macquarie Group Ltd.
3.000% due 12/03/2018		92,679	93,685
MetLife Institutional Funding
0.613% due 01/06/2015		2,200	2,207
Morgan Stanley
2.875% due 07/28/2014		6,600	6,648
3.800% due 04/29/2016		7,069	7,450
4.100% due 01/26/2015		18,287	18,816
4.200% due 11/20/2014		33,792	34,565
5.375% due 10/15/2015		8,920	9,514
5.750% due 10/18/2016		9,500	10,551
6.000% due 05/13/2014		50,024	50,334
6.000% due 04/28/2015		54,927	57,998
National Bank of Canada
2.200% due 10/19/2016		3,275	3,380
National City Bank
0.583% due 12/15/2016		2,000	1,988
National Rural Utilities Cooperative Finance Corp.
1.000% due 02/02/2015		6,900	6,939
Nederlandse Waterschapsbank NV
2.000% due 09/09/2015		9,150	9,358
Norddeutsche Landesbank Girozentrale
0.875% due 10/16/2015		203,810	204,691
Nordea Bank AB
0.697% due 05/13/2016		1,600	1,605
Nordea Eiendomskreditt A/S
2.125% due 09/22/2017		7,700	7,923
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2014	DKK	800,000	148,911
Northern Rock Asset Management PLC
5.625% due 06/22/2017		$13,300	14,983
NRW Bank
0.439% due 07/08/2016		121,500	121,890
0.477% due 10/16/2017		49,910	50,143
0.486% due 01/31/2017		43,960	44,124
Nykredit Realkredit A/S
2.000% due 10/01/2014	DKK	168,000	31,222
ORIX Corp.
5.000% due 01/12/2016		$1,920	2,049
Piper Jaffray Cos.
4.231% due 05/31/2014		24,550	24,573
PNC Funding Corp.
3.625% due 02/08/2015		20,500	21,052
Prudential Covered Trust
2.997% due 09/30/2015		25,560	26,248
QNB Finance Ltd.
1.486% due 10/31/2016		1,050	1,066
3.125% due 11/16/2015		8,000	8,300
RCI Banque S.A.
2.112% due 04/11/2014		30,015	30,025
3.400% due 04/11/2014		11,009	11,013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.600% due 04/12/2016		$1,445	$1,532
Regions Financial Corp.
5.750% due 06/15/2015		600	633
Royal Bank of Canada
0.625% due 12/05/2016		10,000	10,011
1.200% due 09/19/2018		54,000	53,677
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015		8,080	8,255
Royal Bank of Scotland PLC
3.950% due 09/21/2015		973	1,014
5.000% due 05/17/2015		100	103
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017		20,300	21,031
5.499% due 07/07/2015		12,000	12,480
Shinhan Bank
4.125% due 10/04/2016		3,700	3,958
4.375% due 09/15/2015		2,381	2,499
4.375% due 07/27/2017		6,970	7,557
SL Green Realty Corp.
5.000% due 08/15/2018		15,300	16,593
SLM Corp.
3.875% due 09/10/2015		6,475	6,702
5.000% due 04/15/2015		7,300	7,592
5.050% due 11/14/2014		1,600	1,640
6.250% due 01/25/2016		34,466	37,180
8.780% due 09/15/2016	MXN	21,400	1,672
Springleaf Finance Corp.
5.400% due 12/01/2015		$8,400	8,820
5.750% due 09/15/2016		800	851
Standard Chartered PLC
3.200% due 05/12/2016		1,600	1,671
Svensk Exportkredit AB
0.386% due 04/29/2016		142,100	142,244
0.414% due 06/12/2017		26,850	26,882
0.537% due 01/23/2017		73,010	73,492
0.612% due 11/09/2017		52,163	52,688
0.625% due 05/31/2016		12,300	12,309
1.750% due 10/20/2015		1,600	1,633
Swedbank Hypotek AB
2.125% due 08/31/2016		45,550	46,916
2.950% due 03/28/2016		45,200	47,217
Toronto-Dominion Bank
1.500% due 03/13/2017		24,600	24,936
1.625% due 09/14/2016		6,000	6,119
Toyota Motor Credit Corp.
0.526% due 05/17/2016		35,000	35,153
Trafford Centre Finance Ltd.
0.720% due 07/28/2015	GBP	83	138
U.S. Bank N.A.
3.778% due 04/29/2020		$11,350	11,683
UBS AG
4.750% due 05/22/2023		700	713
Union Bank N.A.
0.985% due 09/26/2016		8,800	8,892
Wachovia Corp.
0.576% due 10/28/2015		4,764	4,767
WEA Finance LLC
5.750% due 09/02/2015		18,465	19,701
Wells Fargo & Co.
0.435% due 10/28/2015		1,300	1,301
1.500% due 07/01/2015		28,321	28,661
Weyerhaeuser Co.
6.950% due 08/01/2017		4,900	5,712
Woori Bank Co. Ltd.
4.500% due 10/07/2015		1,073	1,130

			6,178,314

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	77

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 15.8%
AbbVie, Inc.
1.200% due 11/06/2015		$155,910	$157,312
1.750% due 11/06/2017		8,480	8,516
Altria Group, Inc.
4.125% due 09/11/2015		5,650	5,923
America Movil S.A.B. de C.V.
1.234% due 09/12/2016		34,500	34,906
2.375% due 09/08/2016		9,421	9,741
American Airlines, Inc.
7.500% due 03/15/2016 ^		1,300	1,354
Amgen, Inc.
1.875% due 11/15/2014		74,801	75,400
2.125% due 05/15/2017		500	510
2.300% due 06/15/2016		3,300	3,397
2.500% due 11/15/2016		6,750	6,980
Anadarko Petroleum Corp.
5.750% due 06/15/2014		2,963	2,993
5.950% due 09/15/2016		18,584	20,632
6.375% due 09/15/2017		3,164	3,626
Anglo American Capital PLC
9.375% due 04/08/2014		69,452	69,539
Anheuser-Busch InBev Finance, Inc.
0.800% due 01/15/2016		4,300	4,313
Anheuser-Busch InBev Worldwide, Inc.
0.800% due 07/15/2015		2,100	2,108
3.625% due 04/15/2015		6,050	6,243
4.125% due 01/15/2015		1,000	1,028
AP Moeller - Maersk A/S
4.875% due 10/30/2014	EUR	5,200	7,337
Asciano Finance Ltd.
5.000% due 04/07/2018		$810	871
Aviation Capital Group Corp.
3.875% due 09/27/2016		6,750	6,997
BAT International Finance PLC
1.125% due 03/29/2016		2,320	2,328
1.400% due 06/05/2015		18,710	18,862
Boston Scientific Corp.
6.250% due 11/15/2015		32,000	34,654
Cameron International Corp.
1.150% due 12/15/2016		2,500	2,497
Canadian Natural Resources Ltd.
0.609% due 03/30/2016		1,400	1,400
CNOOC Finance Ltd.
1.125% due 05/09/2016		11,200	11,203
CNPC General Capital Ltd.
1.450% due 04/16/2016		1,600	1,601
2.750% due 04/19/2017		4,700	4,799
CNPC HK Overseas Capital Ltd.
3.125% due 04/28/2016		2,410	2,491
Comcast Corp.
5.900% due 03/15/2016		4,535	4,987
6.500% due 01/15/2015		1,725	1,805
6.500% due 01/15/2017		1,500	1,714
Corp. Nacional del Cobre de Chile
4.750% due 10/15/2014		2,400	2,444
Covidien International Finance S.A.
1.350% due 05/29/2015		21,625	21,806
2.800% due 06/15/2015		2,025	2,077
COX Communications, Inc.
5.450% due 12/15/2014		848	877
Crown Castle Towers LLC
4.523% due 01/15/2035		11,300	11,561
CVS Caremark Corp.
1.200% due 12/05/2016		2,750	2,768
D.R. Horton, Inc.
6.500% due 04/15/2016		7,900	8,660

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Daimler Finance North America LLC
0.585% due 03/10/2017	$10,850	$10,864
0.918% due 08/01/2016	5,100	5,149
1.250% due 01/11/2016	1,300	1,308
1.300% due 07/31/2015	6,655	6,704
1.650% due 04/10/2015	51,122	51,551
2.300% due 01/09/2015	9,724	9,849
DCP Midstream Operating LP
2.700% due 04/01/2019	1,600	1,599
Dell, Inc.
0.847% due 04/01/2014	2,009	2,009
Devon Energy Corp.
0.683% due 12/15/2015	43,500	43,570
0.773% due 12/15/2016	620	621
1.875% due 05/15/2017	500	504
2.400% due 07/15/2016	7,500	7,713
Discovery Communications LLC
3.700% due 06/01/2015	500	518
DISH DBS Corp.
6.625% due 10/01/2014	20,200	20,756
7.125% due 02/01/2016	34,139	37,382
7.750% due 05/31/2015	13,970	15,000
Dow Chemical Co.
2.500% due 02/15/2016	2,114	2,179
Ecolab, Inc.
1.000% due 08/09/2015	5,000	5,017
2.375% due 12/08/2014	8,360	8,466
3.000% due 12/08/2016	6,600	6,921
Enbridge, Inc.
0.883% due 10/01/2016	1,500	1,505
Energy Transfer Partners LP
8.500% due 04/15/2014	732	734
Ensco PLC
3.250% due 03/15/2016	6,725	7,016
Enterprise Products Operating LLC
1.250% due 08/13/2015	2,350	2,366
Express Scripts Holding Co.
2.100% due 02/12/2015	20,500	20,766
2.750% due 11/21/2014	99,855	101,323
3.125% due 05/15/2016	2,000	2,085
FBG Finance Ltd.
5.125% due 06/15/2015	28,346	29,824
Foster’s Finance Corp.
4.875% due 10/01/2014	3,409	3,483
Freeport-McMoRan Copper & Gold, Inc.
1.400% due 02/13/2015	4,314	4,340
General Mills, Inc.
0.536% due 01/29/2016	25,000	25,035
Georgia-Pacific LLC
7.700% due 06/15/2015	800	866
Gilead Sciences, Inc.
3.050% due 12/01/2016	4,846	5,100
Glencore Funding LLC
6.000% due 04/15/2014	10,688	10,707
Harley-Davidson Funding Corp.
5.750% due 12/15/2014	4,132	4,274
Harvest Operations Corp.
2.125% due 05/14/2018	4,250	4,214
HCA, Inc.
6.375% due 01/15/2015	34,000	35,360
6.500% due 02/15/2016	2,870	3,121
7.190% due 11/15/2015	4,613	5,028
7.250% due 09/15/2020	245	266
7.875% due 02/15/2020	17,643	18,825
8.500% due 04/15/2019	47,828	50,073
9.000% due 12/15/2014	800	843

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Heathrow Funding Ltd.
2.500% due 06/25/2017	$4,500	$4,556
Hewlett-Packard Co.
4.750% due 06/02/2014	550	554
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	19,517	20,581
Hyundai Capital America
1.450% due 02/06/2017	17,600	17,523
1.625% due 10/02/2015	1,000	1,010
1.875% due 08/09/2016	3,000	3,036
3.750% due 04/06/2016	956	1,000
4.000% due 06/08/2017	8,900	9,497
Hyundai Motor Manufacturing Czech s.r.o.
4.500% due 04/15/2015	6,400	6,634
Jaguar Land Rover Automotive PLC
4.125% due 12/15/2018	7,500	7,716
Kansas City Southern de Mexico S.A. de C.V.
0.935% due 10/28/2016	19,140	19,250
KazMunayGas National Co. JSC
11.750% due 01/23/2015	22,550	24,241
Kellogg Co.
0.467% due 02/13/2015	5,400	5,408
Kinder Morgan Energy Partners LP
6.000% due 02/01/2017	6,470	7,218
Korea National Oil Corp.
3.125% due 04/03/2017	8,695	9,083
5.375% due 07/30/2014	1,000	1,015
Life Technologies Corp.
4.400% due 03/01/2015	21,385	22,082
Maytag Corp.
5.000% due 05/15/2015	1,400	1,458
6.450% due 08/15/2014	4,000	4,086
MGM Resorts International
6.625% due 07/15/2015	49,320	52,526
6.875% due 04/01/2016	4,050	4,445
7.500% due 06/01/2016	15,220	17,027
Mondelez International, Inc.
4.125% due 02/09/2016	800	846
Mylan, Inc.
1.800% due 06/24/2016	2,200	2,232
6.000% due 11/15/2018	6,100	6,441
7.875% due 07/15/2020	17,626	19,766
NBCUniversal Enterprise, Inc.
0.776% due 04/15/2016	25,600	25,682
NBCUniversal Media LLC
2.875% due 04/01/2016	300	312
3.650% due 04/30/2015	1,484	1,533
Newell Rubbermaid, Inc.
2.000% due 06/15/2015	4,600	4,657
Nissan Motor Acceptance Corp.
0.786% due 03/03/2017	7,350	7,368
0.935% due 09/26/2016	90,380	90,946
1.950% due 09/12/2017	5,500	5,530
4.500% due 01/30/2015	11,964	12,352
Norfolk Southern Corp.
5.257% due 09/17/2014	4,000	4,087
5.750% due 01/15/2016	2,000	2,165
NXP BV
3.500% due 09/15/2016	10,000	10,275
ONEOK Partners LP
3.250% due 02/01/2016	1,300	1,352
Pemex Project Funding Master Trust
5.750% due 03/01/2018	19,300	21,495
Penerbangan Malaysia Bhd.
5.625% due 03/15/2016	5,930	6,447
Penske Truck Leasing Co. LP
2.500% due 07/11/2014	20,625	20,726

78	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.125% due 05/11/2015	$4,200	$4,305
PepsiCo, Inc.
0.444% due 02/26/2016	3,600	3,606
Petrobras International Finance Co.
2.875% due 02/06/2015	26,229	26,636
3.875% due 01/27/2016	34,500	35,518
Petroliam Nasional Bhd.
7.750% due 08/15/2015	8,490	9,289
Phillips 66
1.950% due 03/05/2015	24,735	25,030
Plains Exploration & Production Co.
6.125% due 06/15/2019	5,320	5,899
Reynolds American, Inc.
1.050% due 10/30/2015	19,253	19,247
Rockies Express Pipeline LLC
3.900% due 04/15/2015	16,325	16,488
Rogers Communications, Inc.
6.750% due 03/15/2015	8,436	8,932
SABIC Capital BV
3.000% due 11/02/2015	11,500	11,870
SABMiller Holdings, Inc.
0.928% due 08/01/2018	3,709	3,741
1.850% due 01/15/2015	60,250	60,837
2.450% due 01/15/2017	3,497	3,599
SABMiller PLC
6.500% due 07/01/2016	7,000	7,835
Sanofi
2.625% due 03/29/2016	22,140	23,020
Schlumberger Investment S.A.
1.950% due 09/14/2016	3,077	3,153
Sinopec Group Overseas Development Ltd.
2.500% due 10/17/2018	2,825	2,822
2.750% due 05/17/2017	13,181	13,553
SK Telecom Co. Ltd.
2.125% due 05/01/2018	4,966	4,930
Sutter Health
1.090% due 08/15/2053	7,700	7,628
Symantec Corp.
2.750% due 09/15/2015	3,300	3,388
Takeda Pharmaceutical Co. Ltd.
1.031% due 03/17/2015	43,200	43,353
Teck Resources Ltd.
5.375% due 10/01/2015	700	744
Telefonica Emisiones S.A.U.
3.729% due 04/27/2015	1,550	1,596
3.992% due 02/16/2016	1,450	1,522
4.949% due 01/15/2015	6,246	6,441
Tesco PLC
2.000% due 12/05/2014	6,625	6,684
Teva Pharmaceutical Finance BV
3.000% due 06/15/2015	1,235	1,269
Thermo Fisher Scientific, Inc.
2.250% due 08/15/2016	9,716	9,965
3.200% due 05/01/2015	226	232
3.200% due 03/01/2016	6,544	6,826
3.250% due 11/20/2014	7,880	8,017
5.000% due 06/01/2015	1,000	1,048
Thomson Reuters Corp.
1.300% due 02/23/2017	4,000	3,983
Time Warner Cable, Inc.
5.850% due 05/01/2017	1,400	1,575
Time Warner, Inc.
5.875% due 11/15/2016	2,500	2,804
Total Capital Canada Ltd.
0.619% due 01/15/2016	10,950	11,016
Transocean, Inc.
4.950% due 11/15/2015	33,861	35,966

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tyco Electronics Group S.A.
1.600% due 02/03/2015	$8,264	$8,345
United Airlines, Inc.
6.750% due 09/15/2015	4,879	4,989
UnitedHealth Group, Inc.
0.850% due 10/15/2015	992	997
USG Corp.
6.300% due 11/15/2016	23,927	26,021
9.750% due 01/15/2018	10,375	12,580
Viacom, Inc.
1.250% due 02/27/2015	3,000	3,019
Volkswagen International Finance NV
0.676% due 11/18/2016	30,600	30,668
0.835% due 11/20/2014	40,475	40,624
1.150% due 11/20/2015	10,678	10,751
1.625% due 03/22/2015	24,439	24,723
2.875% due 04/01/2016	250	260
Volvo Treasury AB
5.950% due 04/01/2015	3,530	3,707
Walgreen Co.
1.000% due 03/13/2015	9,029	9,063
WellPoint, Inc.
1.250% due 09/10/2015	5,608	5,648
Wesfarmers Ltd.
2.983% due 05/18/2016	4,670	4,857
Wm Wrigley Jr. Co.
3.700% due 06/30/2014	4,196	4,227
Woolworths Ltd.
2.550% due 09/22/2015	4,925	5,046
WPP Finance U.K.
5.875% due 06/15/2014	1,462	1,477
8.000% due 09/15/2014	3,350	3,460
Wynn Macau Ltd.
5.250% due 10/15/2021	600	612
Xstrata Finance Canada Ltd.
2.050% due 10/23/2015	3,600	3,643

		2,276,336

UTILITIES 4.9%
AT&T, Inc.
0.654% due 03/30/2017	3,500	3,500
BG Energy Capital PLC
2.875% due 10/15/2016	4,000	4,168
BP Capital Markets PLC
0.700% due 11/06/2015	22,700	22,743
0.865% due 09/26/2018	5,550	5,603
3.125% due 10/01/2015	82,975	86,136
3.875% due 03/10/2015	27,119	28,020
British Telecommunications PLC
2.000% due 06/22/2015	4,000	4,063
Consumers Energy Co.
5.500% due 08/15/2016	10,540	11,667
Duke Energy Carolinas LLC
1.750% due 12/15/2016	660	675
Duke Energy Corp.
2.150% due 11/15/2016	3,200	3,289
Electricite de France
0.694% due 01/20/2017	34,970	35,104
Enel Finance International NV
3.875% due 10/07/2014	26,446	26,856
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	3,000	3,114
6.212% due 11/22/2016	4,530	4,824
8.125% due 07/31/2014	12,200	12,444
Iberdrola Finance Ireland Ltd.
3.800% due 09/11/2014	2,100	2,128

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017		$4,450	$4,556
2.625% due 11/27/2018		500	502
Korea Electric Power Corp.
3.000% due 10/05/2015		20,600	21,203
Korea Gas Corp.
2.250% due 07/25/2017		1,550	1,576
Korea Hydro & Nuclear Power Co. Ltd.
2.875% due 10/02/2018		3,000	3,055
3.125% due 09/16/2015		11,520	11,875
6.250% due 06/17/2014		10,757	10,887
Korea Western Power Co. Ltd.
3.125% due 05/10/2017		5,775	6,016
KT Corp.
4.875% due 07/15/2015		5,000	5,231
5.875% due 06/24/2014		3,700	3,743
Metropolitan Edison Co.
4.875% due 04/01/2014		989	989
NextEra Energy Capital Holdings, Inc.
1.339% due 09/01/2015		7,650	7,709
Orange S.A.
2.125% due 09/16/2015		1,400	1,424
Petrobras Global Finance BV
1.855% due 05/20/2016		24,800	24,583
2.593% due 03/17/2017		42,750	43,017
Petroleos Mexicanos
4.875% due 03/15/2015		700	726
Petronas Global Sukuk Ltd.
4.250% due 08/12/2014		3,500	3,544
Plains All American Pipeline LP
3.950% due 09/15/2015		14,964	15,653
5.250% due 06/15/2015		4,400	4,620
5.875% due 08/15/2016		1,000	1,090
6.125% due 01/15/2017		4,000	4,497
Qtel International Finance Ltd.
3.375% due 10/14/2016		14,800	15,575
6.500% due 06/10/2014		2,000	2,018
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.500% due 09/30/2014		19,135	19,566
5.832% due 09/30/2016		1,120	1,196
Rosneft Finance S.A.
6.250% due 02/02/2015		10,500	10,815
7.500% due 07/18/2016		5,700	6,198
Scottish Power Ltd.
5.375% due 03/15/2015		1,903	1,984
Sprint Communications, Inc.
6.000% due 12/01/2016		14,510	15,943
8.375% due 08/15/2017		1,400	1,654
Telecom Italia Capital S.A.
4.950% due 09/30/2014		6,371	6,490
5.250% due 10/01/2015		8,237	8,669
6.175% due 06/18/2014		48,339	48,883
Telefonos de Mexico S.A.B. de C.V.
5.500% due 01/27/2015		6,500	6,723
Tokyo Electric Power Co., Inc.
1.360% due 08/12/2015	JPY	60,000	575
1.590% due 12/28/2015		20,000	191
1.970% due 06/27/2016		20,000	192
2.060% due 08/31/2016		30,000	288
2.080% due 05/31/2016		80,000	770
4.100% due 05/29/2015		110,000	1,089
Trans-Allegheny Interstate Line Co.
4.000% due 01/15/2015		$10,000	10,243
Verizon Communications, Inc.
0.700% due 11/02/2015		25,500	25,528
1.250% due 11/03/2014		16,880	16,961
1.763% due 09/15/2016		48,684	50,110

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	79

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 09/15/2016	$6,200	$6,424
3.000% due 04/01/2016	3,100	3,235
4.900% due 09/15/2015	9,075	9,625

		701,775

Total Corporate Bonds & Notes (Cost $9,116,364)		9,156,425

MUNICIPAL BONDS & NOTES 1.6%

ARKANSAS 0.0%
Arkansas Student Loan Authority Revenue Bonds, Series 2010
1.135% due 11/25/2043	6,140	6,189

CALIFORNIA 0.8%
California State General Obligation Notes, Series 2009
5.450% due 04/01/2015	10,090	10,602
California State General Obligation Notes, Series 2010
3.950% due 11/01/2015	6,000	6,323
California State General Obligation Notes, Series 2013
1.050% due 02/01/2016	30,000	30,163
1.250% due 11/01/2016	25,350	25,517
Mount San Antonio Community College District, California General Obligation Notes, Series 2012
3.750% due 08/01/2015	1,550	1,613
University of California Revenue Bonds, Series 2011
0.735% due 07/01/2041	38,400	38,412

		112,630

GEORGIA 0.0%
Floyd County, Georgia Development Authority Revenue Notes, Series 2012
0.850% due 07/01/2022	2,000	2,005

HAWAII 0.0%
Honolulu, Hawaii City & County General Obligation Notes, Series 2012
0.778% due 11/01/2015	1,400	1,407

MASSACHUSETTS 0.1%
Commonwealth of Massachusetts General Obligation Notes, Series 2012
0.400% due 01/01/2017	10,300	10,318

MICHIGAN 0.2%
Oakland County, Michigan Certificates of Participation Bonds, Series 2007
6.250% due 04/01/2019	18,340	18,340
6.250% due 04/01/2020	2,965	2,965

		21,305

MINNESOTA 0.0%
Northstar Education Finance, Inc., Minnesota Revenue Bonds, (GTD Insured), Series 2004
0.425% due 04/29/2019	1,778	1,755

NEW JERSEY 0.1%
New Jersey Economic Development Authority Revenue Notes, Series 2012
0.640% due 02/01/2015	4,000	4,006
New Jersey State Turnpike Authority Revenue Bonds, (AMBAC Insured), Series 2003
4.252% due 01/01/2016	7,050	7,313

		11,319

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.4%
New York City, New York General Obligation Bonds, Series 2003
5.000% due 10/15/2014	$5,400	$5,538
New York City, New York General Obligation Notes, Series 2007
5.000% due 10/01/2014	14,335	14,675
5.125% due 10/01/2015	26,745	28,662
New York City, New York General Obligation Notes, Series 2011
2.560% due 08/01/2017	5,055	5,237
New York State Dormitory Authority Revenue Notes, Series 2012
4.000% due 10/01/2014	1,200	1,222

		55,334

NORTH CAROLINA 0.0%
North Carolina Medical Care Commission Revenue Bonds, Series 2012
0.800% due 12/01/2033	4,075	4,056

OREGON 0.0%
Oregon State Lottery Revenue Notes, Series 2013
0.480% due 04/01/2015	1,000	1,003

SOUTH DAKOTA 0.0%
Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
1.551% due 06/01/2016	1,035	1,051

Total Municipal Bonds & Notes (Cost $227,568)		228,372

U.S. GOVERNMENT AGENCIES 5.9%
Fannie Mae
0.201% due 12/25/2036	224	219
0.214% due 07/25/2037	1,048	1,008
0.274% due 03/25/2034	71	70
0.284% due 03/25/2036	138	131
0.304% due 08/25/2034	469	464
0.354% due 10/27/2037	1,900	1,895
0.454% due 12/25/2028 - 03/25/2036	2,408	2,412
0.474% due 06/25/2036	271	271
0.494% due 11/25/2036	262	262
0.500% due 04/29/2016 (d)(f)(h)	145,975	145,781
0.504% due 04/25/2036 - 03/25/2044	1,464	1,459
0.524% due 03/25/2036	188	188
0.554% due 06/25/2032 - 12/25/2043	58,384	58,453
0.555% due 03/17/2032	993	1,002
0.556% due 05/18/2032	209	211
0.584% due 07/25/2036 - 11/25/2040	871	872
0.595% due 08/25/2015	15,862	15,895
0.604% due 08/25/2021 - 06/25/2042	7,739	7,743
0.605% due 09/17/2027	5	5
0.634% due 11/25/2040	597	599
0.654% due 02/25/2022 - 04/25/2042	2,904	2,916
0.656% due 07/18/2027 - 05/18/2032	252	255
0.694% due 07/25/2037	159	160
0.704% due 09/25/2041	14,983	15,090
0.734% due 07/25/2041	23,357	23,498
0.750% due 03/04/2016 (d)	150,000	150,775

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.754% due 10/25/2017 - 08/25/2022	$78	$79
0.784% due 04/25/2031	213	216
0.804% due 12/25/2022	7	7
0.834% due 12/25/2037 - 02/25/2041	6,198	6,266
0.854% due 09/25/2022	4	4
0.857% due 01/01/2021	12,707	12,714
1.004% due 02/25/2023 - 07/25/2038	37	38
1.054% due 04/25/2032 - 11/25/2049	59	60
1.154% due 11/25/2049	56	57
1.304% due 09/25/2023	44	46
1.329% due 10/01/2044	985	1,018
1.332% due 06/01/2043 - 07/01/2044	4,651	4,818
1.374% due 10/25/2038	133	137
1.700% due 10/04/2019 (d)	34,260	33,811
1.750% due 01/30/2019	1,000	998
1.835% due 05/01/2035	68	69
2.029% due 11/01/2035	157	164
2.030% due 02/01/2018	7	7
2.034% due 05/01/2021 - 04/01/2029	114	115
2.050% due 09/01/2034	686	719
2.090% due 10/01/2015 - 06/01/2033	14,226	14,261
2.117% due 12/01/2035	50	53
2.122% due 09/01/2035	33	35
2.220% due 08/01/2026	10	11
2.238% due 04/01/2033	8	9
2.250% due 07/01/2031	5	5
2.253% due 07/01/2029	122	132
2.273% due 09/01/2034	62	66
2.295% due 07/01/2034 - 09/01/2034	79	84
2.300% due 09/01/2034 - 01/01/2036	272	290
2.310% due 08/01/2034	18	19
2.311% due 05/01/2034	57	61
2.325% due 08/01/2024 - 11/01/2027	6	7
2.340% due 02/01/2033	13	14
2.345% due 12/01/2036	40	43
2.349% due 08/01/2029 - 02/01/2034	822	881
2.350% due 06/01/2035	37	40
2.351% due 06/01/2034	7	8
2.360% due 04/01/2029	4	5
2.370% due 12/01/2040	143	154
2.373% due 05/01/2035	158	169
2.374% due 09/01/2035	134	144
2.392% due 10/01/2035	96	102
2.395% due 12/01/2036	37	40
2.419% due 03/01/2036	62	65
2.438% due 01/01/2032	206	216
2.445% due 02/01/2035	17	17
2.485% due 11/01/2034	269	287
2.504% due 01/01/2036	63	67
2.508% due 11/01/2024	8	8
2.577% due 09/01/2035	93	99
2.864% due 06/01/2035	297	316
3.035% due 05/01/2036	4,421	4,595
3.305% due 06/25/2019	830	863
3.809% due 05/01/2036	80	84
3.930% due 02/25/2018 (a)	25,769	3,203
4.081% due 11/01/2025	4	4

80	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.200% due 07/01/2035	$1,120	$1,156
4.326% due 07/01/2028	11	12
4.390% due 06/01/2017	663	683
4.751% due 07/01/2018	494	519
4.918% due 07/01/2035	56	61
5.000% due 06/01/2015	1,367	1,412
5.087% due 08/01/2035	117	126
5.090% due 12/01/2035	63	67
5.120% due 05/01/2035	100	108
5.208% due 11/01/2035	79	83
5.288% due 10/01/2035	140	151
5.290% due 01/01/2036	104	112
5.309% due 08/01/2035	110	119
5.310% due 08/25/2033	38	39
5.343% due 01/01/2036	128	138
5.360% due 11/01/2035	123	133
5.385% due 10/01/2035	69	75
5.440% due 03/01/2036	119	128
5.689% due 06/01/2036	18	18
6.394% due 10/25/2042	491	547
8.572% due 06/25/2032	94	95
FDIC Structured Sale Guaranteed Notes
0.655% due 11/29/2037	1,600	1,598
Federal Housing Administration
6.896% due 07/01/2020	148	144
7.350% due 04/01/2019	31	30
7.430% due 07/01/2021	62	61
7.435% due 02/01/2019	35	35
Freddie Mac
0.194% due 12/25/2036	7,809	7,771
0.405% due 07/15/2034	275	275
0.505% due 02/15/2018	167	168
0.555% due 01/15/2022 - 07/15/2034	15,963	15,982
0.575% due 04/15/2041	4,565	4,578
0.605% due 12/15/2031 - 09/15/2041	5,241	5,258
0.635% due 11/15/2036	91	91
0.655% due 07/15/2039 - 02/15/2041	8,997	9,025
0.705% due 06/15/2031	28	29
0.755% due 06/15/2031 - 12/15/2037	1,236	1,248
0.805% due 03/15/2020	1	1
0.855% due 03/15/2032	8	8
0.905% due 03/15/2023	6	7
1.155% due 11/15/2033 - 10/15/2049	424	437
1.303% due 08/25/2019 (a)	189,339	11,333
1.332% due 10/25/2044 - 02/25/2045	6,782	6,849
1.625% due 08/01/2017	26	26
2.236% due 02/01/2023	2	2
2.304% due 04/01/2025	9	10
2.375% due 05/01/2034	46	49
2.382% due 09/01/2035	407	431
2.408% due 07/01/2033	65	70
2.418% due 08/01/2035	197	210
2.574% due 10/01/2033	41	43
2.659% due 08/01/2034	73	78
5.000% due 06/15/2032 - 08/15/2035	2,071	2,317
5.159% due 08/01/2035	49	52
5.305% due 12/01/2035	130	141
5.400% due 03/17/2021 (d)	15,950	17,502
5.426% due 11/01/2035	58	63
5.500% due 08/15/2030	6	6
6.500% due 07/25/2043	300	335

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 08/15/2023		$49	$49
Ginnie Mae
0.555% due 02/16/2032 - 03/16/2032		274	275
0.655% due 02/16/2030		81	82
0.709% due 04/20/2062		20,059	20,084
0.729% due 04/20/2062		14,322	14,351
0.755% due 02/16/2030		59	60
0.805% due 02/16/2030		108	109
0.859% due 02/20/2062		41,944	42,278
1.107% due 03/20/2031		364	371
1.155% due 08/16/2039		105	108
1.209% due 02/20/2062		31,308	32,013
1.625% due 12/20/2021 - 12/20/2033		4,501	4,682
2.000% due 04/20/2025 - 02/20/2030		184	191
2.500% due 10/20/2017 - 01/20/2022		34	35
4.000% due 02/20/2019		8	8
7.500% due 02/20/2030		65	77
NCUA Guaranteed Notes
0.506% due 12/07/2020		7,747	7,758
0.526% due 11/06/2017		66,075	66,231
0.536% due 03/06/2020		1,699	1,704
0.606% due 10/07/2020		8,974	9,030
0.716% due 12/08/2020		31,321	31,629
1.600% due 10/29/2020		7,273	7,323
Overseas Private Investment Corp.
0.000% due 05/02/2016		135	142
Small Business Administration
1.250% due 12/25/2017		22	22
4.340% due 03/01/2024		155	163
5.370% due 04/01/2028		260	287
5.490% due 03/01/2028		148	166

Total U.S. Government Agencies (Cost $849,757)			850,707

MORTGAGE-BACKED SECURITIES 8.4%
Adjustable Rate Mortgage Trust
2.488% due 02/25/2035		4,472	4,475
American Home Mortgage Assets Trust
0.344% due 05/25/2046		2,623	1,934
0.344% due 09/25/2046		1,082	779
American Home Mortgage Investment Trust
1.830% due 09/25/2045		667	628
2.173% due 10/25/2034		821	820
2.330% due 02/25/2045		94	94
Arran Residential Mortgages Funding PLC
1.688% due 05/16/2047	EUR	10,053	14,032
Banc of America Commercial Mortgage Trust
5.309% due 10/10/2045		$653	656
5.414% due 09/10/2047		11,515	12,441
Banc of America Funding Corp.
2.683% due 02/20/2036		3,273	3,277
2.807% due 01/20/2047 ^		200	156
Banc of America Mortgage Trust
2.704% due 02/25/2036 ^		189	162
2.734% due 08/25/2033		5,183	5,256
3.427% due 07/20/2032		134	136
6.500% due 09/25/2033		195	202
Banc of America Re-REMIC Trust
2.288% due 04/17/2049		106	106
4.998% due 12/20/2041		3,684	3,759
5.668% due 02/17/2051		299	321
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
4.877% due 07/10/2042		907	911

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.933% due 07/10/2045	$3,770	$3,934
5.115% due 10/10/2045	13,200	13,869
5.267% due 11/10/2042	2,000	2,055
5.380% due 06/10/2039	1,144	1,144
BCAP LLC Trust
2.428% due 11/26/2035	6,055	6,025
2.510% due 10/26/2035	368	369
2.535% due 11/26/2035	127	127
2.852% due 09/26/2035	6,199	6,172
2.976% due 05/26/2047	3,355	3,352
4.730% due 07/26/2037	1,388	1,431
Bear Stearns Adjustable Rate Mortgage Trust
2.210% due 08/25/2035	46	47
2.528% due 01/25/2035	159	157
2.533% due 03/25/2035	181	184
2.560% due 03/25/2035	2,808	2,855
2.579% due 08/25/2033	3,578	3,671
2.598% due 07/25/2033	10,014	10,062
2.652% due 11/25/2034	1,102	1,110
2.654% due 10/25/2035	66	66
2.737% due 01/25/2034	104	106
2.744% due 11/25/2030	74	75
2.781% due 01/25/2034	358	361
2.976% due 05/25/2047 ^	2,218	1,867
5.008% due 11/25/2034	10,994	10,604
Bear Stearns Alt-A Trust
0.314% due 02/25/2034	1,220	1,167
0.854% due 09/25/2034	6,185	6,008
2.327% due 01/25/2036 ^	2,751	2,112
2.671% due 11/25/2036	3,773	2,819
2.674% due 05/25/2035	384	389
2.676% due 09/25/2035	4,892	4,344
Bear Stearns Commercial Mortgage Securities Trust
4.825% due 11/11/2041	6,240	6,347
4.978% due 07/11/2042	13,257	13,391
5.116% due 02/11/2041	2,323	2,379
5.405% due 12/11/2040	3,100	3,255
Bear Stearns Structured Products, Inc.
1.885% due 01/26/2036	10,784	8,710
2.874% due 12/26/2046	5,316	4,009
Chase Mortgage Finance Trust
2.549% due 03/25/2037	714	663
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.404% due 08/25/2035	409	372
Citigroup Mortgage Loan Trust, Inc.
0.224% due 01/25/2037	501	314
1.940% due 09/25/2035	97	98
2.500% due 10/25/2035	333	325
2.540% due 05/25/2035	750	737
2.605% due 08/25/2035	2,266	2,226
2.658% due 07/25/2046 ^	599	484
2.674% due 03/25/2034	149	149
2.895% due 09/25/2037 ^	4,070	3,405
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.216% due 07/15/2044	2,992	3,143
5.289% due 12/11/2049	14,426	15,715
5.303% due 01/15/2046	11,017	11,708
Commercial Mortgage Lease-Backed Certificates
6.746% due 06/20/2031	298	311
Commercial Mortgage Trust
0.285% due 12/15/2020	5,092	5,070
0.335% due 06/15/2022	1,058	1,050
1.156% due 12/10/2044	1,557	1,563
2.365% due 02/10/2029	30,600	31,372
Countrywide Alternative Loan Trust
0.314% due 02/25/2047	255	223
0.334% due 05/25/2047	4,587	3,839

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	81

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.337% due 02/20/2047		$6,194	$4,465
0.344% due 09/25/2046 ^		1,902	1,493
0.352% due 12/20/2046		4,340	3,175
0.364% due 07/25/2046		447	376
0.367% due 07/20/2046 ^		2,281	1,387
1.039% due 12/25/2035		1,146	891
1.129% due 02/25/2036		495	438
2.668% due 02/25/2037 ^		1,964	1,733
6.000% due 10/25/2032		19	19
6.000% due 04/25/2037 ^		245	182
6.250% due 12/25/2033		841	871
Countrywide Home Loan Mortgage Pass-Through Trust
0.384% due 05/25/2035		363	312
0.444% due 04/25/2035		66	54
0.474% due 03/25/2035		584	444
2.125% due 07/19/2031		4	4
2.672% due 09/25/2047 ^		381	323
2.741% due 11/19/2033		162	159
Countrywide Home Loan Reperforming Trust
0.494% due 06/25/2035		5,660	5,113
6.500% due 01/25/2034		16	16
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		6,968	7,506
5.311% due 12/15/2039		10,730	11,638
5.448% due 01/15/2049		19	19
5.460% due 09/15/2039		15,643	16,911
5.467% due 09/15/2039		3,529	3,830
5.644% due 03/15/2039		19,677	21,249
5.792% due 06/15/2038		5,286	5,703
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032		66	62
4.829% due 11/15/2037		102,083	103,588
5.000% due 09/25/2015		15	15
Credit Suisse Mortgage Capital Certificates
0.335% due 04/15/2022		22,036	21,858
0.385% due 10/15/2021		3,976	3,949
1.340% due 02/15/2029 (a)		71,600	1,337
2.659% due 09/27/2036		863	875
4.384% due 07/27/2037		1,552	1,555
DBRR Trust
0.853% due 02/25/2045		42,988	42,795
0.946% due 09/25/2045		20,974	21,017
Dutch Mortgage Portfolio Loans BV
1.250% due 07/25/2047	EUR	1,418	1,961
Epic Opera Arlington Ltd.
0.770% due 07/28/2016	GBP	11,967	19,907
First Horizon Mortgage Pass-Through Trust
2.613% due 08/25/2035		$1,043	992
First Republic Bank Mortgage Pass-Through Certificates
0.634% due 06/25/2030		268	268
First Republic Mortgage Loan Trust
0.455% due 08/15/2032		3,345	3,179
0.505% due 11/15/2031		343	319
Fosse Master Issuer PLC
1.636% due 10/18/2054		5,228	5,290
1.637% due 10/18/2054		9,445	9,479
GE Capital Commercial Mortgage Corp.
5.309% due 11/10/2045		4,400	4,651
GE Commercial Mortgage Corp. Trust
5.543% due 12/10/2049		1,800	1,968
GMAC Mortgage Corp. Loan Trust
4.918% due 08/19/2034		723	728
Greenpoint Mortgage Funding Trust
0.374% due 06/25/2045		401	357
0.384% due 06/25/2045		196	170
0.424% due 11/25/2045		463	363

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Greenwich Capital Acceptance, Inc.
3.077% due 06/25/2024	$3	$3
Greenwich Capital Commercial Funding Corp.
5.246% due 04/10/2037	3,000	3,024
5.381% due 03/10/2039	971	987
GS Mortgage Securities Trust
2.331% due 03/10/2044	1,483	1,498
4.751% due 07/10/2039	2,789	2,869
4.761% due 07/10/2039	11,229	11,567
5.396% due 08/10/2038	6,948	6,964
GSMPS Mortgage Loan Trust
8.500% due 01/25/2036	253	274
GSR Mortgage Loan Trust
2.585% due 04/25/2036	550	520
2.622% due 01/25/2036 ^	928	857
2.651% due 09/25/2035	4,485	4,540
HarborView Mortgage Loan Trust
0.286% due 03/19/2037	1,258	1,050
0.336% due 07/19/2046	2,530	1,794
0.376% due 05/19/2035	1,774	1,555
0.396% due 03/19/2036	4,494	3,295
0.896% due 02/19/2034	159	157
4.897% due 08/19/2036 ^	208	191
Hilton USA Trust
1.668% due 11/05/2030 (a)	185,158	2,305
Impac CMB Trust
1.054% due 10/25/2033	22	22
IndyMac Adjustable Rate Mortgage Trust
1.717% due 01/25/2032	1	1
1.751% due 01/25/2032	4	4
IndyMac Mortgage Loan Trust
0.334% due 07/25/2047	991	724
0.344% due 09/25/2046	1,662	1,428
0.354% due 06/25/2047	913	708
0.364% due 05/25/2046	285	244
0.394% due 07/25/2035	267	244
2.518% due 12/25/2034	55	51
JPMorgan Chase Commercial Mortgage Securities Trust
1.525% due 07/15/2046	709	710
2.749% due 11/15/2043	406	417
3.853% due 06/15/2043	15,352	15,791
4.654% due 01/12/2037	698	699
4.678% due 07/15/2042	451	456
4.818% due 01/15/2042	17,956	18,355
4.846% due 09/12/2037	2,623	2,659
4.878% due 01/15/2042	11,800	12,023
4.899% due 01/12/2037	24,040	24,481
5.230% due 12/15/2044	227	231
5.335% due 08/12/2037	13,788	14,217
5.440% due 06/12/2047	12,910	14,188
5.447% due 06/12/2047	5,652	5,766
5.632% due 06/12/2041	12,908	12,994
5.658% due 06/12/2041	1,121	1,123
5.681% due 02/12/2049	3,931	4,173
5.815% due 06/15/2049	9,638	10,266
JPMorgan Mortgage Trust
2.657% due 04/25/2035	5,697	5,510
LB-UBS Commercial Mortgage Trust
4.786% due 10/15/2029	8,628	8,694
4.799% due 12/15/2029	6,930	7,006
5.150% due 04/15/2030	13,960	14,405
Luminent Mortgage Trust
0.324% due 12/25/2036	1,232	959
0.334% due 12/25/2036	450	330
0.354% due 10/25/2046	400	354
Mach One Commercial Mortgage-Backed Trust
0.478% due 07/21/2037	4,317	3,973

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASTR Adjustable Rate Mortgages Trust
0.364% due 04/25/2046	$782	$592
2.649% due 11/21/2034	2,505	2,568
MASTR Alternative Loan Trust
5.000% due 04/25/2019	195	201
6.000% due 08/25/2033	605	650
MASTR Asset Securitization Trust
5.500% due 09/25/2033	237	248
MASTR Seasoned Securitization Trust
6.196% due 09/25/2017	35	36
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.855% due 11/15/2031	1,866	1,873
1.015% due 08/15/2032	122	115
2.609% due 10/20/2029	979	995
Merrill Lynch Floating Trust
0.692% due 07/09/2021	30,475	30,426
Merrill Lynch Mortgage Investors Trust
0.364% due 02/25/2036	7,450	6,810
0.404% due 11/25/2035	2,868	2,743
1.154% due 10/25/2035	5,019	4,771
1.596% due 10/25/2035	2,425	2,384
1.834% due 12/25/2032	11	11
6.720% due 11/15/2026	3,522	3,722
Merrill Lynch Mortgage Trust
5.841% due 06/12/2050	708	747
Merrill Lynch Mortgage-Backed Securities Trust
2.765% due 04/25/2037 ^	749	633
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.172% due 12/12/2049	8,900	9,594
Morgan Stanley Capital Trust
1.085% due 03/15/2045	6,488	6,500
1.480% due 06/15/2044	1,572	1,576
4.700% due 07/15/2056	13,320	13,541
4.780% due 12/13/2041	8,289	8,434
4.989% due 08/13/2042	2,175	2,254
5.168% due 01/14/2042	5,322	5,439
5.208% due 11/14/2042	2,966	3,108
5.418% due 03/12/2044	3,729	3,961
5.439% due 02/12/2044	116	117
5.577% due 04/12/2049	702	718
5.610% due 04/15/2049	956	974
Morgan Stanley Mortgage Loan Trust
0.374% due 02/25/2047	970	316
2.185% due 06/25/2036	203	192
Morgan Stanley Re-REMIC Trust
5.819% due 08/12/2045	3,765	4,175
5.819% due 08/15/2045	2,189	2,430
RBSSP Resecuritization Trust
0.474% due 08/26/2045	11,632	10,648
0.654% due 09/26/2036	5,515	5,427
0.654% due 10/26/2036	7,342	7,123
2.324% due 12/26/2036	5,709	5,757
2.409% due 10/26/2036	6,880	7,016
Residential Accredit Loans, Inc. Trust
0.364% due 04/25/2046	260	130
0.404% due 08/25/2037	671	491
0.454% due 08/25/2035	1,324	1,051
1.491% due 09/25/2045	838	689
Residential Asset Securitization Trust
2.494% due 12/25/2034	4,695	4,706
5.750% due 02/25/2036 ^	230	197
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	37	39
Royal Bank of Scotland Capital Funding Trust
5.467% due 09/16/2039	8,306	8,980
Selkirk Ltd.
1.329% due 02/20/2041	19,755	19,716

82	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sequoia Mortgage Trust
2.408% due 01/20/2047 ^		$365	$317
2.635% due 04/20/2035		450	447
Silenus European Loan Conduit Ltd.
0.438% due 05/15/2019	EUR	1,562	2,109
Structured Adjustable Rate Mortgage Loan Trust
1.526% due 01/25/2035		$85	69
2.445% due 02/25/2034		151	154
2.508% due 08/25/2035		1,013	945
Structured Asset Mortgage Investments Trust
0.284% due 03/25/2037		1,157	891
0.344% due 07/25/2046		3,017	2,440
0.374% due 05/25/2036		7,724	5,817
0.374% due 05/25/2046		1,196	679
0.384% due 05/25/2045		591	529
0.406% due 07/19/2035		6,959	6,907
0.434% due 02/25/2036		39	31
0.736% due 07/19/2034		38	38
0.816% due 09/19/2032		39	38
0.856% due 03/19/2034		552	546
0.856% due 04/19/2035		1,945	1,921
Structured Asset Securities Corp.
2.646% due 10/28/2035		262	248
4.550% due 02/25/2034		66	68
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.125% due 07/25/2032		91	88
2.227% due 01/25/2032		6	6
2.516% due 02/25/2032		116	114
TIAA Seasoned Commercial Mortgage Trust
5.551% due 08/15/2039		30,371	31,837
VFC LLC
3.130% due 03/20/2026		12,264	12,407
Wachovia Bank Commercial Mortgage Trust
0.235% due 06/15/2020		1,976	1,958
5.289% due 12/15/2044		11,319	11,994
5.421% due 04/15/2047		967	967
5.558% due 03/15/2045		2,450	2,627
5.719% due 06/15/2049		399	409
WaMu Commercial Mortgage Securities Trust
5.336% due 03/23/2045		42,843	44,233
WaMu Mortgage Pass-Through Certificates
0.414% due 11/25/2045		163	152
0.424% due 12/25/2045		294	277
0.444% due 10/25/2045		639	592
0.464% due 01/25/2045		241	234
0.829% due 02/25/2047		828	678
0.859% due 01/25/2047		592	571
0.869% due 01/25/2047		1,268	1,042
0.889% due 04/25/2047		1,776	1,602
0.939% due 12/25/2046		2,349	2,190
0.949% due 12/25/2046		1,193	998
1.129% due 08/25/2046		16,544	14,310
1.135% due 02/25/2046		2,877	2,688
1.331% due 11/25/2042		440	427
1.531% due 06/25/2042		595	563
1.531% due 08/25/2042		665	632
1.862% due 01/25/2037 ^		700	616
2.034% due 02/27/2034		92	91
2.034% due 01/25/2047		325	295
2.051% due 12/25/2036 ^		454	394
2.081% due 04/25/2037		474	408
2.117% due 03/25/2033		95	96
2.223% due 02/25/2037 ^		1,198	989
2.284% due 07/25/2046		321	303
2.284% due 08/25/2046		7,883	7,192
2.284% due 09/25/2046		584	556
2.284% due 11/25/2046		200	191

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.284% due 12/25/2046		$1,231	$1,160
2.324% due 02/25/2037 ^		1,353	1,144
2.355% due 09/25/2036 ^		812	726
2.419% due 09/25/2033		2,694	2,759
2.443% due 09/25/2033		1,079	1,100
2.451% due 02/25/2037 ^		2,767	2,443
4.427% due 05/25/2037 ^		1,087	905
Washington Mutual MSC Mortgage Pass-Through Certificates
1.099% due 05/25/2046		643	483
2.066% due 02/25/2033		43	43
Wells Fargo Mortgage-Backed Securities Trust
2.612% due 07/25/2036 ^		969	940
2.614% due 06/25/2035		3,192	3,240
2.614% due 03/25/2036		253	255
2.618% due 09/25/2034		276	284
WFRBS Commercial Mortgage Trust
1.456% due 11/15/2044		1,921	1,936
1.607% due 06/15/2044		5,805	5,853
2.501% due 02/15/2044		581	588

Total Mortgage-Backed Securities (Cost $1,210,847)			1,206,739

ASSET-BACKED SECURITIES 7.4%
ACA CLO Ltd.
0.487% due 01/20/2021		4,485	4,470
0.489% due 07/25/2018		3,489	3,480
ACAS CLO Ltd.
0.447% due 04/20/2021		8,500	8,413
ACE Securities Corp. Home Equity Loan Trust
0.214% due 10/25/2036		22	8
AIMCO CLO
0.487% due 10/20/2019		4,321	4,294
Alba SPV SRL
1.800% due 04/20/2040	EUR	14,374	19,909
ALM Ltd.
1.467% due 02/13/2023		$36,550	36,543
American Money Management Corp. CLO Ltd.
0.487% due 12/19/2019		3,499	3,487
Amortizing Residential Collateral Trust
0.734% due 07/25/2032		63	58
0.854% due 10/25/2031		386	345
0.854% due 08/25/2032		351	313
Amresco Residential Securities Mortgage Loan Trust
1.094% due 06/25/2029		99	84
Apidos CDO Ltd.
0.494% due 06/12/2020		3,073	3,059
0.499% due 07/27/2017		510	510
Apidos Quattro CDO
0.487% due 01/20/2019		7,714	7,706
Ares CLO Ltd.
0.654% due 03/12/2018		900	882
0.865% due 11/25/2020		22,837	22,549
Asset-Backed Funding Certificates Trust
0.854% due 06/25/2034		694	651
Asset-Backed Securities Corp. Home Equity Loan Trust
0.234% due 05/25/2037		38	24
0.429% due 09/25/2034		266	265
Atrium
0.485% due 07/20/2020		573	567
Avenue CLO Ltd.
0.496% due 10/30/2017		1,264	1,264
Babson CLO Ltd.
0.462% due 01/18/2021		2,026	1,994
Bacchus Ltd.
0.477% due 01/20/2019		3,614	3,596

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Asset-Backed Securities Trust
0.224% due 12/25/2036		$88	$87
0.814% due 10/25/2032		538	514
0.954% due 10/27/2032		82	79
1.154% due 10/25/2037		2,705	2,524
1.154% due 11/25/2042		44	42
Black Diamond CLO Delaware Corp.
0.485% due 06/20/2017		149	149
BlackRock Senior Income Series Corp.
0.485% due 05/25/2017		391	391
BlueMountain CLO Ltd.
0.473% due 11/15/2017		2,938	2,939
Cairn CLO BV
0.575% due 10/15/2022	EUR	4,053	5,528
Callidus Debt Partners CLO Fund Ltd.
0.498% due 04/17/2020		$1,601	1,599
Carlyle High Yield Partners Ltd.
0.452% due 04/19/2022		8,787	8,624
Carrington Mortgage Loan Trust
0.474% due 10/25/2035		185	184
Celf Loan Partners Ltd.
1.235% due 07/25/2019		13,049	13,048
1.519% due 07/25/2019	GBP	3,304	5,508
Centurion CDO Ltd.
0.555% due 03/08/2017		$27,073	27,018
Chase Funding Trust
0.794% due 08/25/2032		34	31
CIT Group Home Equity Loan Trust
0.694% due 06/25/2033		36	33
Citibank Credit Card Issuance Trust
4.150% due 07/07/2017		1,550	1,622
4.850% due 03/10/2017		7,000	7,293
Citibank Omni Master Trust
2.905% due 08/15/2018		260,903	263,462
4.900% due 11/15/2018		17,002	17,472
5.350% due 08/15/2018		19,300	19,655
Citigroup Mortgage Loan Trust, Inc.
0.214% due 07/25/2045		686	533
COA Summit CLO Ltd.
1.586% due 04/20/2023		9,600	9,568
ContiMortgage Home Equity Loan Trust
0.835% due 03/15/2027		1	1
Cornerstone CLO Ltd.
0.459% due 07/15/2021		6,800	6,669
Countrywide Asset-Backed Certificates
0.254% due 08/25/2037		5,104	5,051
0.334% due 06/25/2036		49	47
0.334% due 09/25/2036		713	692
0.344% due 06/25/2036		459	446
0.634% due 12/25/2031		45	33
0.894% due 05/25/2032		239	227
1.014% due 05/25/2033		11	10
Countrywide Home Equity Loan Trust
0.295% due 01/15/2037		44	40
Credit Suisse First Boston Mortgage Securities Corp.
0.774% due 01/25/2032		3	3
Credit-Based Asset Servicing and Securitization LLC
0.214% due 11/25/2036		67	37
0.274% due 07/25/2037		516	327
Delta Funding Home Equity Loan Trust
0.975% due 09/15/2029		34	31
Denali Capital CLO Ltd.
0.497% due 04/21/2020		865	867
Dryden Leveraged Loan CDO
0.477% due 10/20/2020		5,111	5,073
Dryden Senior Loan Fund
1.409% due 01/15/2022		19,100	19,100

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	83

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Duane Street CLO Ltd.
0.492% due 01/11/2021		$3,204	$3,173
Duchess CLO BV
0.508% due 02/28/2023	EUR	5,222	7,014
Educational Services of America, Inc.
0.884% due 04/25/2039		$9,475	9,493
EMC Mortgage Loan Trust
0.854% due 01/25/2041		712	689
0.894% due 05/25/2040		68	61
Emporia Preferred Funding Corp.
1.192% due 10/12/2018		1,016	1,026
Equity One Mortgage Pass-Through Trust
0.454% due 04/25/2034		592	509
0.714% due 11/25/2032		414	391
Eurocredit CDO PLC
0.620% due 01/16/2022	EUR	19,090	25,952
Fairbanks Capital Mortgage Loan Trust
1.429% due 05/25/2028		$261	253
First NLC Trust
0.224% due 08/25/2037		625	326
Flagship CLO
0.465% due 09/20/2019		1,629	1,618
Ford Auto Securitization Trust Asset-Backed Notes
1.960% due 07/15/2015	CAD	1,124	1,018
Ford Credit Auto Lease Trust
0.334% due 10/15/2016		$21,500	21,500
Fore CLO Ltd.
0.482% due 07/20/2019		12,556	12,474
Four Corners CLO Ltd.
0.505% due 01/26/2020		2,979	2,960
Franklin CLO Ltd.
0.493% due 06/15/2018		6,405	6,320
Fraser Sullivan CLO Ltd.
0.493% due 03/15/2020		433	431
1.886% due 11/22/2022		10,100	10,139
GCO Education Loan Funding Trust
0.315% due 11/25/2020		48	48
Golden Knight CDO Corp.
0.479% due 04/15/2019		11,431	11,323
Goldentree Loan Opportunities Ltd.
0.932% due 10/18/2021		1,661	1,657
Gracechurch Card Funding PLC
0.855% due 02/15/2017		73,600	73,992
Greenpoint Home Equity Loan Trust
0.515% due 01/15/2030		116	105
GSAMP Trust
0.224% due 12/25/2036		461	236
Gulf Stream Sextant CLO Ltd.
0.464% due 08/21/2020		149	149
Harbourmaster CLO BV
0.622% due 10/11/2019	EUR	1,206	1,660
Hewett’s Island CDO Ltd.
0.455% due 06/09/2019		$1,104	1,099
Home Equity Asset Trust
1.074% due 02/25/2033		1	1
HSBC Home Equity Loan Trust
0.447% due 01/20/2034		847	843
HSI Asset Loan Obligation Trust
0.214% due 12/25/2036		135	55
Hyundai Capital Auto Funding Ltd.
1.156% due 09/20/2016		922	917
ING Investment Management CLO Ltd.
0.457% due 12/13/2020		2,371	2,365
0.487% due 12/13/2020		4,546	4,483
Inwood Park CDO Ltd.
0.462% due 01/20/2021		1,059	1,053

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Irwin Whole Loan Home Equity Trust
0.694% due 07/25/2032		$73	$67
Jersey Street CLO Ltd.
0.487% due 10/20/2018		3,702	3,686
JPMorgan Mortgage Acquisition Trust
0.214% due 03/25/2047		127	123
Jubilee CDO BV
0.626% due 08/21/2021	EUR	1,625	2,207
Kingsland Ltd.
0.483% due 06/13/2019		$1,898	1,901
Lafayette CLO Ltd.
1.635% due 09/06/2022		1,143	1,142
Landmark CDO Ltd.
0.514% due 07/15/2018		5,536	5,529
Lehman ABS Mortgage Loan Trust
0.244% due 06/25/2037		530	296
Lehman XS Trust
0.304% due 04/25/2037 ^		1,659	1,202
Leopard CLO BV
0.590% due 04/21/2020	EUR	1,581	2,174
Lightpoint CLO
0.487% due 08/05/2019		$3,147	3,127
LightPoint Pan-European CLO PLC
0.550% due 01/31/2022	EUR	895	1,215
Long Beach Mortgage Loan Trust
0.714% due 10/25/2034		$359	327
0.854% due 03/25/2032		65	60
Madison Park Funding Ltd.
0.507% due 05/10/2019		234	233
Marathon CLO Ltd.
0.505% due 12/20/2019		529	528
Massachusetts Educational Financing Authority
1.189% due 04/25/2038		2,778	2,795
MASTR Asset-Backed Securities Trust
0.204% due 11/25/2036		82	36
0.204% due 01/25/2037		443	168
Merrill Lynch Mortgage Investors Trust
0.234% due 09/25/2037		6	2
0.274% due 02/25/2037		417	189
Morgan Stanley ABS Capital, Inc. Trust
0.214% due 05/25/2037		295	182
0.254% due 09/25/2036		26	14
0.954% due 07/25/2037		537	504
Morgan Stanley Investment Management Croton Ltd.
0.499% due 01/15/2018		12,499	12,459
Morgan Stanley IXIS Real Estate Capital Trust
0.204% due 11/25/2036		12	6
Motor PLC
1.286% due 02/25/2020		1,965	1,968
Mountain Capital CLO Ltd.
0.473% due 09/15/2018		1,853	1,843
MT Wilson CLO Ltd.
0.472% due 07/11/2020		4,203	4,163
Nash Point CLO
0.644% due 07/25/2022	EUR	644	878
Nautique Funding Ltd.
0.489% due 04/15/2020		$1,360	1,343
Nelnet Education Loan Funding, Inc.
0.375% due 08/26/2019		643	643
Nelnet Student Loan Trust
0.939% due 07/25/2018		715	715
New Century Home Equity Loan Trust
0.334% due 05/25/2036		674	440
0.414% due 06/25/2035		52	52
North Carolina State Education Assistance Authority
0.689% due 10/26/2020		178	178

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Northstar Education Finance, Inc.
0.375% due 01/28/2017	$5,400	$5,344
0.854% due 12/26/2031	19,007	19,037
Oak Hill Credit Partners Ltd.
0.486% due 05/17/2021	704	701
Octagon Investment Partners Ltd.
0.477% due 04/23/2020	1,222	1,212
Option One Mortgage Loan Trust
0.694% due 08/25/2032	157	143
5.599% due 01/25/2037 ^	9	9
Option One Mortgage Loan Trust Asset-Backed Certificates
0.694% due 06/25/2032	24	23
Pacifica CDO Corp.
0.499% due 01/26/2020	1,177	1,173
Panhandle-Plains Higher Education Authority, Inc.
1.363% due 10/01/2035	1,393	1,414
Park Place Securities, Inc.
0.414% due 09/25/2035	617	608
Popular ABS Mortgage Pass-Through Trust
0.244% due 06/25/2047 ^	543	507
Race Point CLO Ltd.
0.499% due 04/15/2020	13,866	13,786
1.533% due 12/15/2022	54,350	54,403
Renaissance Home Equity Loan Trust
0.514% due 11/25/2034	221	184
0.654% due 12/25/2033	358	351
1.034% due 08/25/2033	781	738
Residential Asset Mortgage Products Trust
0.714% due 06/25/2032	6	5
Residential Asset Securities Corp. Trust
0.654% due 07/25/2032 ^	85	74
Santander Drive Auto Receivables Trust
1.040% due 08/15/2016	5,316	5,325
Saturn CLO Ltd.
0.462% due 05/13/2022	7,525	7,369
SLM Student Loan Trust
0.239% due 07/25/2017	569	568
0.309% due 04/27/2020	5,143	5,138
0.309% due 04/25/2022	11,040	11,026
0.319% due 07/25/2019	2,548	2,538
0.319% due 04/25/2023	687	687
0.359% due 01/27/2025	8,500	8,470
0.389% due 01/25/2021	3,514	3,510
0.413% due 03/15/2024	1,962	1,936
0.414% due 05/25/2018	18,518	18,531
0.854% due 01/25/2029	11,445	11,563
0.905% due 10/16/2023	1,308	1,311
1.205% due 06/15/2023	957	963
1.255% due 12/15/2021	4,284	4,304
1.339% due 10/25/2016	61	61
1.739% due 04/25/2023	12,134	12,532
2.350% due 04/15/2039	157	157
South Carolina Student Loan Corp.
0.326% due 12/02/2019	12,218	12,161
0.689% due 01/25/2021	420	420
0.786% due 03/01/2018	732	733
Specialty Underwriting & Residential Finance Trust
0.214% due 01/25/2038	15	15
0.834% due 01/25/2034	90	79
Stanfield Bristol CLO Ltd.
0.496% due 10/15/2019	886	885
Stone Tower CLO Ltd.
0.507% due 03/16/2018	3,415	3,418
Stoney Lane Funding Corp.
0.478% due 04/18/2022	3,203	3,148

84	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp.
0.254% due 01/25/2037		$149	$146
1.655% due 04/25/2035		1,776	1,713
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.734% due 01/25/2033		883	815
Trimaran CLO Ltd.
0.488% due 11/01/2018		521	518
Venture CDO Ltd.
0.517% due 07/22/2021		9,300	9,093
Washington Mutual Asset-Backed Certificates Trust
0.214% due 10/25/2036		76	35
WG Horizons CLO
0.494% due 05/24/2019		6,635	6,561
WhiteHorse Ltd.
0.508% due 05/01/2018		15,766	15,730
0.708% due 05/01/2018		750	737

Total Asset-Backed Securities (Cost $1,064,028)			1,060,664

SOVEREIGN ISSUES 8.9%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		9,300	9,498
Belgium Government International Bond
0.875% due 09/14/2015		49,900	50,244
China Development Bank Corp.
5.000% due 10/15/2015		6,000	6,349
Development Bank of Japan, Inc.
0.438% due 04/17/2015		75,500	75,492
0.546% due 02/23/2015		7,500	7,512
0.565% due 02/25/2015		6,900	6,913
1.625% due 10/05/2016		30,000	30,563
1.736% due 04/27/2017		12,000	11,976
2.750% due 03/15/2016		10,000	10,405
Emirate of Abu Dhabi Government International Bond
5.500% due 04/08/2014		2,100	2,103
Italy Government International Bond Strips
0.000% due 09/27/2014		6,875	6,858
Japan Bank for International Cooperation
0.597% due 11/13/2018		50,000	50,080
1.875% due 09/24/2015		92,500	94,443
2.250% due 07/13/2016		45,780	47,315
2.500% due 01/21/2016		14,200	14,672
2.500% due 05/18/2016		5,000	5,184
5.250% due 03/23/2016		10,000	10,921
Japan Finance Organization for Municipalities
0.886% due 05/22/2017		32,000	32,332
Junta Comunidades de Castilla-La Mancha
4.707% due 11/15/2014		9,950	9,954
Junta de Castilla y Leon
6.270% due 02/19/2018	EUR	800	1,280
Kommunalbanken A/S
0.358% due 05/02/2017		$49,500	49,555
0.415% due 02/20/2018		18,426	18,424
0.614% due 03/27/2017		50,350	50,744
1.000% due 09/26/2017		5,300	5,236
1.750% due 10/05/2015		36,300	37,044
2.375% due 01/19/2016		6,350	6,563

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kommunekredit
1.000% due 05/05/2015		$20,000	$20,154
Kommuninvest Sverige AB
1.000% due 10/24/2017		5,000	4,946
Korea Housing Finance Corp.
3.500% due 12/15/2016		300	320
4.125% due 12/15/2015		300	317
Mexico Government International Bond
6.250% due 06/16/2016	MXN	3,842,020	308,684
7.000% due 06/19/2014		750,000	58,148
Province of Ontario
1.000% due 07/22/2016		$42,000	42,247
1.600% due 09/21/2016		15,100	15,383
1.875% due 09/15/2015		5,000	5,107
2.700% due 06/16/2015		30,000	30,860
Qatar Government International Bond
4.000% due 01/20/2015		400	411
5.150% due 04/09/2014		8,200	8,208
Republic of Korea
5.125% due 12/07/2016		2,800	3,104
5.750% due 04/16/2014		12,481	12,501
Slovenia Government International Bond
2.750% due 03/17/2015	EUR	7,000	9,838
State of North Rhine-Westphalia
0.535% due 04/28/2017		$58,400	58,720
0.557% due 05/03/2017		18,000	18,084
0.942% due 07/11/2017		28,900	29,482

Total Sovereign Issues (Cost $1,257,886)			1,278,174

SHORT-TERM INSTRUMENTS 5.5%

CERTIFICATES OF DEPOSIT 1.4%
Credit Suisse
0.556% due 08/24/2015		49,600	49,603
0.610% due 01/28/2016		1,400	1,401
Intesa Sanpaolo SpA
1.650% due 04/07/2015		147,900	147,947

			198,951

COMMERCIAL PAPER 3.2%
British Telecommunications PLC
0.750% due 04/08/2014		7,550	7,549
0.750% due 04/10/2014		22,600	22,596
Daimler Finance North America LLC
0.585% due 02/26/2015		2,800	2,785
0.600% due 02/26/2015		7,500	7,459
0.610% due 03/02/2015		15,000	14,916
Entergy Corp.
0.940% due 05/22/2014		42,500	42,443
0.940% due 05/29/2014		3,550	3,545
0.950% due 05/12/2014		19,400	19,379
0.950% due 07/11/2014		13,600	13,581
0.950% due 07/21/2014		19,010	18,980
0.960% due 04/07/2014		14,200	14,198
Ford Motor Credit Co. LLC
0.880% due 07/14/2014		8,000	7,989
0.900% due 08/05/2014		12,100	12,079
0.900% due 10/03/2014		7,300	7,279

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.000% due 04/28/2014		$5,000	$4,996
Glencore Funding LLC
0.650% due 07/16/2014		18,000	17,983
0.670% due 08/11/2014		10,700	10,687
0.670% due 08/18/2014		30,000	29,961
0.680% due 07/08/2014		4,300	4,296
Kansas City Southern Railway
0.700% due 04/02/2014		14,300	14,300
Mohawk Industries, Inc.
0.700% due 04/04/2014		68,500	68,496
Noble Corp.
0.650% due 05/01/2014		18,000	17,990
0.650% due 05/02/2014		12,200	12,193
0.650% due 05/06/2014		19,800	19,787
Thermo Fisher Scientific, Inc.
0.550% due 05/21/2014		42,600	42,567
0.550% due 05/29/2014		21,500	21,481

			459,515

REPURCHASE AGREEMENTS (c) 0.3%
			40,979

SLOVENIA TREASURY BILLS 0.4%
0.928% due 06/12/2014 - 11/13/2014 (b)	EUR	46,525	63,939

			63,939

U.S. TREASURY BILLS 0.2%
0.067% due 04/03/2014 - 03/05/2015 (b)(f)(h)		$23,256	23,249

Total Short-Term Instruments (Cost $785,414)			786,633

Total Investments in Securities (Cost $14,618,341)			14,674,540

		SHARES
INVESTMENTS IN AFFILIATES 0.8%

SHORT-TERM INSTRUMENTS 0.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.8%
PIMCO Short-Term Floating NAV Portfolio		763	8
PIMCO Short-Term Floating NAV Portfolio III		12,174,813	121,638

Total Short-Term Instruments (Cost $121,641)			121,646

Total Investments in Affiliates (Cost $121,641)			121,646

Total Investments 102.8% (Cost $14,739,982)			$14,796,186

Financial Derivative Instruments (e)(g) 0.0% (Cost or Premiums, net $(2,642))			(4,872)

Other Assets and Liabilities, net (2.8%)			(401,568)

Net Assets 100.0%			$14,389,746

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	85

Schedule of Investments PIMCO Short-Term Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.080%	03/31/2014	04/01/2014	$25,200	U.S. Treasury Notes 0.375% due 03/31/2016	$(25,685)	$25,200	$25,200
SSB	0.000%	03/31/2014	04/01/2014	15,779	Fannie Mae 2.260% due 10/17/2022	(16,097)	15,779	15,779

Total Repurchase Agreements						$(41,782)	$40,979	$40,979

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BSN	0.100%	03/11/2014	04/11/2014	$(164,854)	$(164,863)
JPS	0.120%	03/12/2014	06/12/2014	(17,884)	(17,885)
	0.120%	03/20/2014	06/12/2014	(20,809)	(20,810)
	0.120%	03/27/2014	06/12/2014	(3,500)	(3,500)
	0.130%	03/20/2014	04/21/2014	(88,732)	(88,735)

Total Reverse Repurchase Agreements					$(295,793)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
TDM	0.130%	03/07/2014	04/07/2014	$(48,045)	$(48,053)

Total Sale-Buyback Transactions					$(48,053)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2014 was $2,171,715 at a weighted average interest rate of 0.074%.
(3)	Payable for sale-buyback transactions includes $3 of deferred price drop on sale-buyback transactions.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(d)	Securities with an aggregate market value of $342,916 and cash of $480 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$25,200	$0	$0	$0	$25,200	$(25,685)	$(485)
BSN	0	(164,863)	0	0	(164,863)	164,419	(444)
JPS	0	(130,930)	0	0	(130,930)	131,141	211
SSB	15,779	0	0	0	15,779	(16,097)	(318)

Master Securities Forward Transaction Agreement
TDM	0	0	(48,053)	0	(48,053)	47,836	(217)

Total Borrowings and Other Financing Transactions	$40,979	$(295,793)	$(48,053)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

86	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	0.315%	09/17/2014	$27,800,000	$(5,161)	$(5,161)	$0	$0

Total Swap Agreements					$(5,161)	$(5,161)	$0	$0

(f)	Securities with an aggregate market value of $16,927 and cash of $719 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0	$0	$0

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		AUD	1,047	$		932	$0	$(39)
	04/2014	$		346,651		EUR	251,366	0	(357)
	05/2014		EUR	254,770	$		351,309	362	(14)
	06/2014			18,300			24,736	0	(473)
	10/2014		DKK	168,000			30,140	0	(893)
	03/2015		EUR	3,400			4,630	0	(54)

BPS	04/2014			8,563			11,799	3	0
	04/2014		MXN	328,617			24,845	0	(323)
	05/2014		JPY	29,800			292	3	0
	05/2014		MXN	3,914,041			294,515	0	(4,279)
	05/2014	$		4,739		JPY	484,800	0	(41)
	09/2014		AUD	13,400	$		11,715	0	(583)
	10/2014		DKK	100,000			17,929	0	(543)

BRC	04/2014		EUR	259,880			357,414	0	(610)
	04/2014	$		3,287		EUR	2,367	0	(26)
	05/2014		AUD	1,047	$		965	0	(4)
	05/2014		JPY	74,400			727	6	0
	05/2014		MXN	88,119			6,720	0	(8)
	05/2014	$		31,187		JPY	3,162,900	0	(536)
	09/2014		EUR	10,500	$		14,335	0	(128)
	10/2014		GBP	10,538			17,427	0	(116)
	11/2014		EUR	8,000			10,917	0	(103)
	03/2015			3,400			4,667	0	(18)

CBK	04/2014			5,195			7,145	0	(12)
	04/2014	$		8,241		EUR	5,992	13	0
	05/2014		JPY	31,850,780	$		313,221	4,566	0
	05/2014		MXN	1,085,414			81,418	0	(1,451)
	09/2014		EUR	9,300			12,644	0	(167)
	10/2014		DKK	200,000			36,016	0	(928)
	10/2014		EUR	9,725			13,186	0	(210)

DUB	04/2014	$		9,379		EUR	6,801	0	(10)
	05/2014		MXN	1,354,397	$		103,200	0	(206)
	06/2014			781,549			59,148	0	(357)
	06/2014	$		1,696		GBP	1,020	4	0
	10/2014		DKK	500,000	$		89,985	0	(2,375)

FBF	04/2014	$		12,768		EUR	9,181	0	(120)

GLM	04/2014		MXN	150,447	$		11,532	9	0
	06/2014		GBP	120,696			202,228	1,117	0

HUS	04/2014		EUR	15,390			21,010	0	(192)
	04/2014	$		18,377		EUR	13,321	0	(25)
	05/2014			29,470		MXN	389,760	270	0

JPM	05/2014		JPY	19,700	$		193	2	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	87

Schedule of Investments PIMCO Short-Term Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
MSC	04/2014		MXN	78,967	$		6,041	$5	$0
	05/2014	$		29,794		MXN	397,650	547	0

RYL	05/2014		DKK	3,925	$		718	0	(7)
	05/2014		EUR	25,200			32,849	0	(1,865)
	05/2014	$		1,141		CHF	1,023	17	0
	12/2015		GBP	10,899	$		17,759	0	(284)

SCX	05/2014		JPY	98,900			965	6	0

UAG	04/2014	$		42,951		MXN	570,514	731	0
	05/2014			113,573			1,519,494	2,438	0

Total Forward Foreign Currency Contracts								$10,099	$(17,357)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250%	02/26/2015	$ 1,220,000	$4,804	$6,342

GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600%	03/18/2015	1,500,000	4,600	6,496

							$9,404	$12,838

Total Purchased Options							$9,404	$12,838

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	02/26/2015	$	750,000	$(4,556)	$(5,226)

GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100%	03/18/2015		3,000,000	(4,800)	(7,265)

								$(9,356)	$(12,491)

Total Written Options								$(9,356)	$(12,491)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	Notional Amount	Premiums
Balance at 03/31/2013	$5,496,000	$(6,625)
Sales	4,750,000	(10,915)
Closing Buys	(5,497,000)	6,626
Expirations	(999,000)	1,558
Exercised	0	0

Balance at 03/31/2014	$3,750,000	$(9,356)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Aegon NV	1.000%	03/20/2019	0.938%	$	20,000	$(106)	$172	$66	$0
	Holcim Finance S.A.	1.000%	12/20/2018	1.025%	EUR	51,900	(809)	751	0	(58)
	Standard Chartered Bank	1.000%	03/20/2019	1.157%	$	1,500	(4)	(6)	0	(10)
	Standard Chartered Bank	1.000%	06/20/2019	1.197%		30,000	(444)	162	0	(282)

BRC	Aegon NV	1.000%	03/20/2019	0.938%		25,000	(121)	203	82	0
	General Electric Capital Corp.	1.000%	06/20/2015	0.275%		26,000	220	21	241	0

CBK	Aegon NV	1.000%	03/20/2019	0.938%		23,300	(157)	234	77	0
	Standard Chartered Bank	1.000%	12/20/2018	1.113%		25,300	24	(144)	0	(120)
	Volvo Treasury AB	1.000%	12/20/2018	0.862%	EUR	69,000	(1,655)	2,294	639	0

DUB	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.542%	$	4,900	92	18	110	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.222%		19,500	113	4	117	0
	General Electric Capital Corp.	1.000%	03/20/2015	0.255%		50,000	419	(38)	381	0

FBF	CIT Group, Inc.	5.000%	03/20/2015	0.519%		9,200	374	44	418	0

GST	Freeport-McMoRan Copper & Gold, Inc.	1.000%	12/20/2018	1.358%		19,200	(731)	427	0	(304)
	Standard Chartered Bank	1.000%	09/20/2016	0.642%		41,000	554	(178)	376	0

88	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Standard Chartered Bank	1.000%	12/20/2018	1.113%	$	36,290	$51	$(224)	$0	$(173)
	Standard Chartered Bank	1.000%	03/20/2019	1.157%		4,970	(5)	(30)	0	(35)
	Tokyo Electric Power Co., Inc.	1.000%	03/20/2015	1.471%	JPY	40,000	(4)	3	0	(1)
	Tokyo Electric Power Co., Inc.	1.000%	03/20/2016	1.768%		470,000	(110)	43	0	(67)

JPM	Domtar Corp.	1.000%	03/20/2019	1.025%	$	1,250	(24)	23	0	(1)
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2018	1.108%		12,000	(277)	227	0	(50)
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	12/20/2018	1.358%		25,000	(942)	545	0	(397)
	Standard Chartered Bank	1.000%	09/20/2016	0.642%		17,800	245	(82)	163	0

MYC	General Electric Capital Corp.	1.000%	03/20/2015	0.255%		100,000	891	(129)	762	0

							$(2,406)	$4,340	$3,432	$(1,498)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	$29,810	$ (150)	$30	$0	$(120)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (5)	Notional Amount of Currency Received	Notional Amount of Currency Delivered		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
FBF	Floating rate equal to 3-Month USD-LIBOR plus 0.504% based on the notional amount of currency received	Floating rate equal to 3-Month EUR-EURIBOR plus 0.300% based on the notional amount of currency delivered	05/30/2014	$10,826	EUR	7,700	$(134)	$359	$225	$0

Total Swap Agreements							$(2,690)	$4,729	$3,657	$(1,618)

(5)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(h)	Securities with an aggregate market value of $10,351 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$362	$6,342	$0	$6,704	$(1,830)	$(5,226)	$0	$(7,056)	$(352)	$529	$177
BPS	6	0	66	72	(5,769)	0	(350)	(6,119)	(6,047)	4,797	(1,250)
BRC	6	0	323	329	(1,549)	0	0	(1,549)	(1,220)	702	(518)
CBK	4,579	0	716	5,295	(2,768)	0	(120)	(2,888)	2,407	(1,748)	659
DUB	4	0	608	612	(2,948)	0	0	(2,948)	(2,336)	1,609	(727)
FBF	0	0	643	643	(120)	0	(120)	(240)	403	(470)	(67)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	89

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
GLM	$1,126	$6,496	$0	$7,622	$0	$(7,265)	$0	$(7,265)	$357	$(810)	$(453)
GST	0	0	376	376	0	0	(580)	(580)	(204)	390	186
HUS	270	0	0	270	(217)	0	0	(217)	53	27	80
JPM	2	0	163	165	0	0	(448)	(448)	(283)	300	17
MSC	552	0	0	552	0	0	0	0	552	(1,684)	(1,132)
MYC	0	0	762	762	0	0	0	0	762	(1,055)	(293)
RYL	17	0	0	17	(2,156)	0	0	(2,156)	(2,139)	1,231	(908)
SCX	6	0	0	6	0	0	0	0	6	0	6
UAG	3,169	0	0	3,169	0	0	0	0	3,169	(2,850)	319

Total Over the Counter	$10,099	$12,838	$3,657	$26,594	$(17,357)	$(12,491)	$(1,618)	$(31,466)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,099	$0	$10,099
Purchased Options	0	0	0	0	12,838	12,838
Swap Agreements	0	3,432	0	225	0	3,657

	$0	$3,432	$0	$10,324	$12,838	$26,594

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,357	$0	$17,357
Written Options	0	0	0	0	12,491	12,491
Swap Agreements	0	1,618	0	0	0	1,618

	$0	$1,618	$0	$17,357	$12,491	$31,466

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6,682	$6,682
Swap Agreements	0	(41)	0	0	509	468

	$0	$(41)	$0	$0	$7,191	$7,150

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(38,424)	$0	$(38,424)
Purchased Options	0	0	0	0	(6,350)	(6,350)
Written Options	0	0	0	0	7,918	7,918
Swap Agreements	0	7,345	0	1,089	2,318	10,752

	$0	$7,345	$0	$(37,335)	$3,886	$(26,104)

	$0	$7,304	$0	$(37,335)	$11,077	$(18,954)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(6,610)	$(6,610)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,043	$0	$2,043
Purchased Options	0	0	0	0	2,587	2,587
Written Options	0	0	0	0	(887)	(887)
Swap Agreements	0	3,063	0	(4,263)	(293)	(1,493)

	$0	$3,063	$0	$(2,220)	$1,407	$2,250

	$0	$3,063	$0	$(2,220)	$(5,203)	$(4,360)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

90	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$106,826	$0	$106,826
Corporate Bonds & Notes
Banking & Finance	0	6,071,667	106,647	6,178,314
Industrials	0	2,276,336	0	2,276,336
Utilities	0	701,775	0	701,775
Municipal Bonds & Notes
Arkansas	0	6,189	0	6,189
California	0	112,630	0	112,630
Georgia	0	2,005	0	2,005
Hawaii	0	1,407	0	1,407
Massachusetts	0	10,318	0	10,318
Michigan	0	21,305	0	21,305
Minnesota	0	1,755	0	1,755
New Jersey	0	11,319	0	11,319
New York	0	55,334	0	55,334
North Carolina	0	4,056	0	4,056
Oregon	0	1,003	0	1,003
South Dakota	0	1,051	0	1,051
U.S. Government Agencies	0	842,679	8,028	850,707
Mortgage-Backed Securities	0	1,205,402	1,337	1,206,739
Asset-Backed Securities	0	1,059,747	917	1,060,664
Sovereign Issues	0	1,260,090	18,084	1,278,174
Short-Term Instruments
Certificates of Deposit	0	198,951	0	198,951

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Commercial Paper	$0	$459,515	$0	$459,515
Repurchase Agreements	0	40,979	0	40,979
Slovenia Treasury Bills	0	63,939	0	63,939
U.S. Treasury Bills	0	23,249	0	23,249
	$0	$14,539,527	$135,013	$14,674,540

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$121,646	$0	$0	$121,646

Total Investments	$121,646	$14,539,527	$135,013	$14,796,186

Financial Derivative Instruments - Assets
Over the counter	$0	$26,594	$0	$26,594

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(31,466)	$0	$(31,466)

Totals	$121,646	$14,534,655	$135,013	$14,791,314

There were no significant transfers between Level 1 and 2 during the period ended March 31, 2014. There were assets and liabilities valued at $251,037 transferred from Level 3 to Level 2 during the period ended March 31, 2014. There were no significant assets and liabilities transferred from Level 2 to Level 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	91

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class M, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of seven funds (each a “Fund” and collectively the “Funds”) offered by the Trust. As of March 31, 2014, the PIMCO Government Money Market Fund is the only fund in the Trust to offer Class M shares. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

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(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting

Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective for interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and Note 7, Principal Risks for additional details.

In June 2013, the FASB issued an ASU providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update is effective prospectively during interim or annual periods beginning on or after December 15, 2013. At this time, management is evaluating the ASU to determine whether it will impact the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market

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Notes to Financial Statements (Cont.)

makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, PIMCO, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3

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in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the investment advisor may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the investment advisor does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of

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Operations. As of March 31, 2014, the PIMCO Short-Term Fund had $24,544,091 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2014 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the

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Notes to Financial Statements (Cont.)

U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2014 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio
Fund Name	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO Low Duration Fund	$24	$0	$0	$0	$0	$24	$0	$0
PIMCO Low Duration Fund II	2	0	0	0	0	2	0	0
PIMCO Low Duration Fund III	1	0	0	0	0	1	0	0
PIMCO Short Asset Investment Fund	0	0	0	0	0	0	0	0
PIMCO Short-Term Fund	59	25,603	(25,651)	(3)	0	8	2	0

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO Low Duration Fund	$2,441,322	$13,744,320	$(12,946,700)	$(210)	$389	$3,239,121	$16,020	$0
PIMCO Low Duration Fund II	181,861	424,081	(518,200)	39	18	87,799	480	0
PIMCO Low Duration Fund III	16,137	259,310	(231,500)	(7)	6	43,946	211	0
PIMCO Short Asset Investment Fund	14,681	118,423	(133,100)	3	(1)	6	23	0
PIMCO Short-Term Fund	701,147	2,697,787	(3,277,200)	(77)	(19)	121,638	3,487	0

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5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

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(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

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Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying

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securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. Treasury issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate, sovereign or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  Certain Funds may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

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Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If a fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a

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financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account.

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Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian.

The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	Class M	Class P	Administrative Class	Class D	A, B, C and R Classes
PIMCO Government Money Market Fund	0.12%		N/A	0.06%	0.16%	N/A	N/A	0.21%
PIMCO Low Duration Fund	0.25%		0.21%	N/A	0.31%	0.21%	0.25%	0.30%
PIMCO Low Duration Fund II	0.25%		0.25%	N/A	0.35%	0.25%	N/A	N/A
PIMCO Low Duration Fund III	0.25%		0.25%	N/A	0.35%	0.25%	N/A	N/A
PIMCO Money Market Fund	0.12%		0.20%	N/A	N/A	0.20%	N/A	0.35%
PIMCO Short Asset Investment Fund	0.10%	(1)	0.14%	N/A	0.24%	0.14%	0.24%	0.24%
PIMCO Short-Term Fund	0.25%		0.20%	N/A	0.30%	0.20%	0.20%	0.20%

(1)	PIMCO has contractually agreed, through July 31, 2014, to waive 0.10% of the Investment Advisory Fee from 0.20%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

ANNUAL REPORT	MARCH 31, 2014	105

Notes to Financial Statements (Cont.)

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
PIMCO Government Money Market and PIMCO Money Market Funds	—	0.10%	(1)
All Other Funds	—	0.25%
Class B
PIMCO Money Market Fund	—	0.10%	(1)
All Other Funds	0.75%	0.25%
Class C
PIMCO Government Money Market and PIMCO Money Market Funds	—	0.10%	(1)
PIMCO Low Duration, PIMCO Short Asset Investment and PIMCO Short-Term Funds	0.30%	0.25%
All Other Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class
PIMCO Money Market Fund	0.10%(1)
All Other Funds	0.25%
Class D
All Funds	0.25%

(1)

With respect to the PIMCO Government Money Market and PIMCO Money Market Funds only, the Trust has suspended payment of distribution and/or service (12b-1) fees at this time. The payment of distribution and/or service (12b-1) fees may only be resumed at such time as the Board of Trustees determines that it is in the best interests of Fund shareholders to do so.

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2014, the Distributor received $18,851,245 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

To maintain certain net yields for the PIMCO Government Money Market and PIMCO Money Market Funds, PIMCO and the Trust’s Distributor have entered into a fee and expense limitation agreement with such funds (the “Agreement”) pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of a Fund’s Supervisory and Administrative Fee, any service fees applicable to a class of a Fund, or to the extent necessary, a Fund’s Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from a Fund any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the Expense Limitation Agreement between PIMCO and the Trust, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of a Fund to maintain a net negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Funds will not reimburse PIMCO or its affiliates for any portion of the distribution and/or service (12b-1) fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Funds will maintain a

106	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2014

positive net yield. As of March 31, 2014, the recoverable amount to PIMCO for the PIMCO Government Money Market and PIMCO Money Market Funds was $919,489 and $7,129,982, respectively.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2014, the

Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Low Duration Fund	$1,271,247	$445,287
PIMCO Low Duration Fund II	14,175	23,415
PIMCO Low Duration Fund III	11,515	24,032
PIMCO Short Asset Investment Fund	56,942	68,716
PIMCO Short-Term Fund	4,063,057	8,150,398

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2014, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Low Duration Fund	$40,843,351	$40,214,409	$6,683,502	$5,948,547
PIMCO Low Duration Fund II	1,905,867	2,153,733	260,080	66,426
PIMCO Low Duration Fund III	753,854	785,863	119,756	76,943
PIMCO Short Asset Investment Fund	765,201	753,276	219,953	116,636
PIMCO Short-Term Fund	23,888,975	24,489,319	12,241,091	8,046,573

ANNUAL REPORT	MARCH 31, 2014	107

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Government Money Market Fund (1)				PIMCO Low Duration Fund
	Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0	1,019,560	$10,541,235	710,657	$7,488,145
Class P	7,815	7,816	7,982	7,982	127,971	1,325,306	160,408	1,684,079
Administrative Class	0	0	0	0	21,832	226,369	64,240	671,434
Class D	0	0	0	0	59,834	619,836	82,354	868,391
Class A	45,881	45,881	4,886	4,886	120,935	1,253,618	169,888	1,790,555
Class B	0	0	0	0	219	2,247	25	267
Class C	11,874	11,874	1,322	1,322	29,623	306,135	25,490	268,531
Class R	0	0	0	0	8,852	91,828	6,333	66,810
Class M	133,010	133,009	567,393	567,393	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	0	0	0	0	21,117	218,649	45,173	476,078
Class P	0	0	1	1	2,497	25,848	2,485	26,193
Administrative Class	0	0	0	0	621	6,429	2,387	25,162
Class D	0	0	0	0	2,455	25,422	6,303	66,419
Class A	1	1	2	2	3,898	40,371	10,043	105,826
Class B	0	0	0	0	1	15	9	95
Class C	0	0	0	0	731	7,568	2,193	23,108
Class R	0	0	0	0	133	1,375	370	3,893
Class M	27	27	146	146	0	0	0	0
Cost of shares redeemed
Institutional Class	0	0	0	0	(1,035,826)	(10,715,794)	(592,476)	(6,240,835)
Class P	(7,733)	(7,733)	(4,928)	(4,928)	(104,069)	(1,076,430)	(52,332)	(550,994)
Administrative Class	0	0	0	0	(39,531)	(407,947)	(44,953)	(473,934)
Class D	0	0	0	0	(92,347)	(954,981)	(61,928)	(652,262)
Class A	(36,842)	(36,842)	(3,827)	(3,826)	(184,172)	(1,905,432)	(152,514)	(1,606,192)
Class B	0	0	0	0	(201)	(2,082)	(433)	(4,555)
Class C	(8,651)	(8,652)	(1,529)	(1,529)	(36,274)	(375,044)	(24,149)	(254,308)
Class R	0	0	0	0	(8,399)	(86,735)	(5,339)	(56,320)
Class M	(270,356)	(270,356)	(416,999)	(416,999)	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(124,974)	$(124,975)	154,449	$154,450	(80,540)	$(832,194)	354,234	$3,725,586

108	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2014

PIMCO Low Duration Fund II				PIMCO Low Duration Fund III (2)				PIMCO Money Market Fund (3)
Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

31,525	$312,741	26,665	$269,684	11,717	$115,344	7,776	$78,293	1,464,673	$1,464,673	1,658,182	$1,658,182
1,956	19,396	109	1,104	1,521	14,933	1,155	11,579	0	0	0	0
316	3,166	1,280	12,859	426	4,180	240	2,408	318,776	318,776	436,468	436,468
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	421,000	420,999	159,156	159,155
0	0	0	0	0	0	0	0	3,178	3,177	1,673	1,673
0	0	0	0	0	0	0	0	312,632	312,633	64,008	64,008
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0

762	7,548	2,032	20,502	306	3,004	850	8,520	15	15	139	139
7	70	3	33	16	161	25	248	0	0	0	0
31	308	69	693	6	54	8	80	9	9	82	82
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	18	18	70	70
0	0	0	0	0	0	0	0	0	0	2	2
0	0	0	0	0	0	0	0	10	10	30	30
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0

(37,362)	(370,261)	(41,996)	(424,852)	(9,512)	(93,544)	(7,148)	(71,723)	(1,417,404)	(1,417,404)	(1,855,224)	(1,855,224)
(413)	(4,111)	(69)	(698)	(689)	(6,748)	(382)	(3,834)	0	0	0	0
(380)	(3,786)	(1,145)	(11,553)	(85)	(832)	(66)	(662)	(394,148)	(394,148)	(439,539)	(439,539)
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	(347,500)	(347,500)	(169,037)	(169,036)
0	0	0	0	0	0	0	0	(3,214)	(3,214)	(4,156)	(4,156)
0	0	0	0	0	0	0	0	(257,154)	(257,154)	(84,927)	(84,927)
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0
(3,558)	$(34,929)	(13,052)	$(132,228)	3,706	$36,552	2,458	$24,909	100,891	$100,890	(233,073)	$(233,073)

ANNUAL REPORT	MARCH 31, 2014	109

Notes to Financial Statements (Cont.)

	PIMCO Short Asset Investment Fund (4)				PIMCO Short-Term Fund
	Year Ended 03/31/2014		Period from 05/31/2012 to 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	16,909	$170,191	6,054	$60,950	931,005	$9,165,786	632,623	$6,235,685
Class P	673	6,774	8	78	44,301	436,588	61,719	608,762
Administrative Class	106	1,065	9	99	58,280	574,752	129,100	1,274,161
Class D	2,654	26,703	613	6,169	33,338	328,558	30,918	304,992
Class A	1,461	14,685	24	237	67,768	667,923	109,821	1,084,123
Class B	0	0	0	0	51	507	14	141
Class C	0	0	0	0	16,024	157,686	3,709	36,585
Class R	0	0	0	0	5,197	51,241	2,341	23,125
Class M	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	82	825	7	71	9,234	91,059	8,116	80,105
Class P	2	18	0	1	393	3,876	735	7,253
Administrative Class	0	3	0	0	2,168	21,378	3,103	30,629
Class D	5	46	0	2	440	4,335	467	4,606
Class A	2	17	0	1	900	8,874	1,260	12,439
Class B	0	0	0	0	0	1	0	2
Class C	0	0	0	0	114	1,126	130	1,280
Class R	0	0	0	0	26	252	9	92
Class M	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(7,428)	(74,772)	(615)	(6,193)	(631,197)	(6,221,847)	(501,835)	(4,947,497)
Class P	(489)	(4,921)	0	0	(31,762)	(313,201)	(74,312)	(733,840)
Administrative Class	0	(2)	(5)	(55)	(149,285)	(1,471,750)	(149,310)	(1,473,767)
Class D	(2,297)	(23,112)	(95)	(957)	(27,183)	(267,993)	(26,128)	(257,583)
Class A	(952)	(9,574)	(3)	(27)	(89,009)	(877,634)	(96,361)	(951,162)
Class B	0	0	0	0	(64)	(635)	(47)	(469)
Class C	0	0	0	0	(9,785)	(96,441)	(6,524)	(64,308)
Class R	0	0	0	0	(1,711)	(16,846)	(767)	(7,570)
Class M	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	10,728	$107,946	5,997	$60,376	229,243	$2,247,595	128,781	$1,267,784

(1)	As of March 31, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 40% of the Fund.
(2)	As of March 31, 2014, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 16% of the Fund.
(3)	As of March 31, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 23% of the Fund.
(4)	As of March 31, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 26% of the Fund.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

110	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2014

As of March 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral- Capital (4)	Qualified Late-Year Loss Deferral- Ordinary (5)
PIMCO Government Money Market Fund	$41	$0	$0	$(7)	$0	$0	$0
PIMCO Low Duration Fund	16,800	0	189,821	(58,113)	(142,025)	0	0
PIMCO Low Duration Fund II	849	0	5,562	(202)	(8,314)	0	0
PIMCO Low Duration Fund III	216	0	2,687	(772)	(2,118)	0	0
PIMCO Money Market Fund	111	0	0	(1)	0	0	0
PIMCO Short Asset Investment Fund	107	0	(46)	(9)	0	0	0
PIMCO Short-Term Fund	25,220	9,223	48,515	(35,923)	0	0	0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also, adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), interest-only basis adjustments, sale/buyback transactions, Lehman securities, and contingent payment debt instruments.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through March 31, 2014 which the Funds elected to defer to the following taxable year pursuant to federal income tax regulations.
(5)

Specified losses realized during the period November 1, 2013 through March 31, 2014 and Ordinary losses realized during the period January 1, 2014 through March 31, 2014, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2014, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Government Money Market Fund	$0	$0
PIMCO Low Duration Fund	110,102	31,923
PIMCO Low Duration Fund II	7,522	792
PIMCO Low Duration Fund III	2,015	103
PIMCO Money Market Fund	0	0
PIMCO Short Asset Investment Fund	0	0
PIMCO Short-Term Fund	0	0

ANNUAL REPORT	MARCH 31, 2014	111

Notes to Financial Statements (Cont.)

March 31, 2014

As of March 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Government Money Market Fund	$329,257	$0	$0	$0
PIMCO Low Duration Fund	24,334,141	284,046	(95,077)	188,969
PIMCO Low Duration Fund II	691,996	5,957	(2,683)	3,274
PIMCO Low Duration Fund III	303,158	3,377	(810)	2,567
PIMCO Money Market Fund	689,373	0	0	0
PIMCO Short Asset Investment Fund	169,974	226	(273)	(47)
PIMCO Short-Term Fund	14,742,072	96,450	(42,335)	54,115

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities (TIPS), interest-only adjustments, sale/buyback transactions, and contingent payment debt instruments for federal income tax purposes.

For the fiscal years ended March 31, 2014 and March 31, 2013, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2014			March 31, 2013
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Government Money Market Fund	$35	$0	$0	$182	$0	$0
PIMCO Low Duration Fund	349,860	15,372	0	770,952	39,882	0
PIMCO Low Duration Fund II	9,686	0	0	20,883	3,767	0
PIMCO Low Duration Fund III	4,225	44	0	9,156	1,512	0
PIMCO Money Market Fund	60	0	0	340	0	0
PIMCO Short Asset Investment Fund	938	0	0	75	0	0
PIMCO Short-Term Fund	128,593	9,495	0	136,220	6,831	0

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

112	PIMCO SHORT DURATION STRATEGY FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Government Money Market Fund, PIMCO Low Duration Fund, PIMCO Low Duration Fund II, PIMCO Low Duration Fund III, PIMCO Money Market Fund, PIMCO Short Asset Investment Fund and PIMCO Short-Term Fund (seven series of PIMCO Funds, hereinafter referred to as the “Funds”) at March 31, 2014, the results of each of their operations and the changes in each of their net assets, the cash flows for PIMCO Short-Term Fund, and the financial highlights of the Funds for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2014

ANNUAL REPORT	MARCH 31, 2014	113

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	NMO	National Bank of Canada
BOM	Bank of Montreal	GLM	Goldman Sachs Bank USA	NXN	Natixis New York
BOS	Banc of America Securities LLC	GRE	RBS Securities, Inc.	RDR	RBC Dain Rausher, Inc.
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BSN	Bank of Nova Scotia	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	MBC	HSBC Bank Plc	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	DKK	Danish Krone	JPY	Japanese Yen
BRL	Brazilian Real	EUR	Euro	MXN	Mexican Peso
CAD	Canadian Dollar	GBP	British Pound	USD (or $)	United States Dollar
CHF	Swiss Franc

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	CMBX	Commercial Mortgage-Backed Index
CDX.HY	Credit Derivatives Index - High Yield

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	AMBAC	American Municipal Bond Assurance Corp.	GTD	Guaranteed

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	JSC	Joint Stock Company
ALT	Alternate Loan Trust	CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	NCUA	National Credit Union Administration
CDI	Brazil Interbank Deposit Rate	FDIC	Federal Deposit Insurance Corp.	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDO	Collateralized Debt Obligation

114	PIMCO SHORT DURATION STRATEGY FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2014) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of each Funds’ fiscal 2013 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2014 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO Government Money Market Fund	0.00%	0.00%	$35	$0
PIMCO Low Duration Fund	0.00%	0.00%	349,851	0
PIMCO Low Duration Fund II	1.34%	1.34%	9,107	4
PIMCO Low Duration Fund III	0.39%	0.39%	4,225	0
PIMCO Money Market Fund	0.00%	0.00%	60	0
PIMCO Short Asset Investment Fund	0.00%	0.00%	804	107
PIMCO Short-Term Fund	0.06%	0.06%	128,593	0

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2014, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2014.

ANNUAL REPORT	MARCH 31, 2014	115

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	02/1992 to Present	Managing Director and member of Executive Committee, PIMCO.	171	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	171	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	04/1987 to 02/1993 and 02/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	07/1993 to 02/1995 and 08/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

116	PIMCO SHORT DURATION STRATEGY FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	04/1987 to Present	Managing Director and Chief Investment Officer, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	MARCH 31, 2014	117

Privacy Policy

(Unaudited)

The Funds1,2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any investment fund managed by the Adviser in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

118	PIMCO SHORT DURATION STRATEGY FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF3007AR_033114

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2014

StocksPLUS® Funds

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)

PIMCO Small Cap StocksPLUS® AR Strategy Fund

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Absolute Return Fund

PIMCO StocksPLUS® AR Short Strategy Fund

PIMCO StocksPLUS® Long Duration Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		13
Benchmark Descriptions		15
Financial Highlights		16
Statements of Assets and Liabilities		26
Statements of Operations		28
Statements of Changes in Net Assets		29
Notes to Financial Statements		103
Report of Independent Registered Public Accounting Firm		125
Glossary		126
Federal Income Tax Information		127
Management of the Trust		128
Privacy Information		130

Fund	Fund Summary	Schedule of Investments

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	6	31
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	7	42
PIMCO Small Cap StocksPLUS® AR Strategy Fund	8	54
PIMCO StocksPLUS® Fund	9	64
PIMCO StocksPLUS® Absolute Return Fund	10	73
PIMCO StocksPLUS® AR Short Strategy Fund	11	83
PIMCO StocksPLUS® Long Duration Fund	12	95

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the past twelve months, investors faced periods of heightened market volatility brought on by uncertainty around monetary and fiscal policy, geopolitical issues in the Middle East and Ukraine, and growing concern over China’s economic health.

Beginning in mid-May 2013 conditions in financial markets deteriorated as investors reacted to signals by the Federal Reserve (“Fed”) that it might begin to slow the pace of its quantitative easing (“QE”) asset purchase program. The shift in tone fueled a broad-based sell-off within fixed income assets throughout most of the summer, reducing market liquidity and pushing yields higher across the risk spectrum.

In September 2013, then-Fed Chairman Ben Bernanke clarified the central bank’s commitment to maintain its asset purchases of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero to 25 basis point range. The Fed also announced its intent to delay any tapering until more convincing indicators of economic growth become apparent, and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore moving higher) and a rally across most equity markets.

By October 2013, investors were once again kept on edge due to the partial shutdown of the U.S. government that began during the first week of October, and the debt ceiling negotiations between the White House and Congress. Investors were relieved by the last-minute deal announced on October 17 to reopen the U.S. government and raise the debt ceiling. Towards the latter part of December 2013, the Fed announced that beginning in January it would gradually exit its bond-buying program. While the markets had had months to prepare for the announcement, equities and prices on other risk assets surged while bond yields drifted higher.

More recently in March 2014, Janet Yellen, making her first official statement since becoming Fed Chair the month before, alluded to the possibility of earlier-than-expected hikes in the Federal Funds Rate. Her comments caused a spike in short-term yields, contributing to bond market volatility and a steepening yield curve.

Overseas, European economies continued to stabilize, but concerns rose in Asia, especially over China’s economic health. In addition to weaker economic data, China experienced its first-ever corporate default, exposing cracks in the country’s vast and overleveraged shadow banking system. Weaker economic data in Japan weighed on Japanese equity markets, while geopolitical concerns in Ukraine over Russia’s annexation of Crimea also caused investor jitters.

Highlights of our twelve-month reporting period include:

■

U.S. Treasuries posted negative returns, as measured by the Barclays U.S. Treasury Index, which declined 1.26%. Concerns over declining global liquidity, economic weakness in China, and uncertainty surrounding Ukraine contributed to demand for safe-haven assets during the latter part of the period. U.S. Treasuries also gave back some price gains in March 2014 as markets reacted to comments made by Fed Chair Janet Yellen regarding the timing of future Federal Funds Rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.72% at the end of the reporting period, compared with 1.85% on March 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted a negative return of 6.49%, as represented by the Barclays U.S. TIPS Index, and underperformed nominal U.S. Treasuries as breakeven inflation levels generally narrowed. Although inflation is expected to move higher as the U.S. economy improves, core inflation still remains exceptionally low by historical standards. Shorter-maturity U.S. TIPS lagged the broader TIPS market late in the reporting period as the positive effects from the commodity rally in the first quarter of 2014 was partially offset by financial markets pricing in a faster-than-expected pace of Fed tapering. Diversified commodities posted negative returns for the overall reporting period, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 2.10%.

■

Agency mortgage-backed securities (“MBS”) posted positive returns for the reporting period and outperformed like-duration U.S. Treasuries. However, the Fed’s tapering of Agency MBS during the first quarter of 2014 and

2	PIMCO STOCKSPLUS® FUNDS

the rise in interest rates during the summer of 2013 negatively impacted lower coupon 30-year MBS, with these securities underperforming like-duration U.S. Treasuries. At the current pace of quantitative easing, the Federal Reserve has outlined plans to conduct $25 billion in net MBS purchases in April versus $40 billion per month in 2013. Non-Agency MBS performance was strong as the sector continued to benefit from improving housing fundamentals and limited outstanding supply.

■

The U.S. investment grade credit market returned 1.02%, as measured by the Barclays U.S. Credit Index. Spreads narrowed to the lowest level since mid-2007, amid improving global growth fundamentals. The high yield sector posted positive returns, benefiting from an idyllic mix of robust inflows and light new supply during the reporting period. Bank loans also posted relatively healthy returns as investor demand for less interest rate sensitive assets remained strong.

■

Tax-exempt municipal bonds returned 0.39%, as represented by the Barclays Municipal Bond Index. Municipal bond market returns were driven by coupon income as municipal yields moved higher with U.S. Treasury rates. Municipal market demand exhibited weakness throughout the last three quarters of 2013, as municipal mutual funds recorded over $63 billion of outflows. This was somewhat mitigated by low supply conditions, as primary new issue supply declined year-over-year, driven by a deterioration of refunding volume in the higher interest rate environment. Taxable municipal bonds, as represented by the Barclays Municipal Taxable Index, declined 1.17% over the reporting period.

■

Emerging markets (“EM”) external debt outperformed U.S. Treasuries during the reporting period as carry mitigated moderate spread widening and rising U.S. Treasury yields. EM local debt, however, underperformed U.S. Treasuries due to weaker EM currencies and a rise in yields which weighed on returns for EM local assets.

■

U.S. equities returned 21.86%, as measured by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 19.07%. The rally in developed market equities was encouraged by increased risk taking among investors in their search for higher-returning assets, and signs of continuing economic growth in the U.S. and Europe. However, emerging market equities, as measured by the MSCI Emerging Markets Index, declined 1.43% as investors generally shunned EM equities in favor of their developed market counterparts.

On the following pages of this PIMCO Funds Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected performance over the twelve-month reporting period ended March 31, 2014.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds May 21, 2014

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2014	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, inverse correlation and compounding risk, smaller company risk, management risk, operational risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, tax risk, and the risk that a fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

4	PIMCO STOCKSPLUS® FUNDS

The geographical classification of foreign securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at the end of the fifth year (or sixth year for certain Funds). As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	11/30/06	11/30/06	04/30/08	11/30/06	11/30/06	11/30/06	—	11/30/06	—
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	10/30/03	10/30/03	03/09/12	—	10/30/03	10/30/03	10/30/03	10/30/03	—
PIMCO Small Cap StocksPLUS® AR Strategy Fund	03/31/06	03/31/06	04/30/08	—	07/31/06	07/31/06	—	07/31/06	—
PIMCO StocksPLUS® Fund	05/13/93	05/13/93	04/30/08	01/07/97	04/08/98	01/20/97	01/20/97	01/20/97	12/31/02
PIMCO StocksPLUS® Absolute Return Fund	06/28/02	06/28/02	04/30/08	—	07/31/03	07/31/03	07/31/03	07/31/03	—
PIMCO StocksPLUS® AR Short Strategy Fund	07/23/03	07/23/03	01/29/10	—	07/31/06	07/31/06	—	07/31/06	—
PIMCO StocksPLUS® Long Duration Fund	08/31/07	08/31/07	—	—	—	—	—	—	—

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2014	5

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)

Institutional Class - PSKIX	Class D - PPUDX
Class P - PPLPX	Class A - PPUAX
Administrative Class - PSKAX	Class C - PPUCX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Short-Term Instruments	30.4%
Corporate Bonds & Notes	20.8%
U.S. Government Agencies	15.0%
Sovereign Issues	11.2%
U.S. Treasury Obligations	10.1%
Mortgage-Backed Securities	5.8%
Other	6.7%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	Fund Inception (11/30/06)
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Institutional Class	16.21%	23.43%	6.04%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Class P	15.90%	23.32%	5.96%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Administrative Class	15.84%	23.28%	5.86%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Class D	15.54%	22.96%	5.59%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Class A	15.53%	22.93%	5.59%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Class A (adjusted)	11.20%	21.99%	5.04%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Class C	14.68%	21.99%	4.80%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Class C (adjusted)	13.68%	21.99%	4.80%
MSCI EAFE Net Dividend Index (USD Unhedged)	17.56%	16.02%	2.21%
Lipper International Multi-Cap Core Funds Average	15.70%	15.84%	2.20%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.65% for the Institutional Class shares, 0.75% for Class P shares, 0.90% for Administrative Class shares, 1.05% for Class D shares, 1.05% for Class A shares, and 1.80% for Class C shares.

Portfolio Insights

»

The PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	The Fund’s holdings of equity index derivatives benefited performance as the MSCI EAFE Net Dividend Index (USD Unhedged) posted positive returns over the reporting period.

»

Within the fixed income collateral backing the equity index derivatives, positive exposure to U.S. duration (or sensitivity to changes in market interest rates) was a significant detractor from returns as U.S. Treasury yields generally rose over the reporting period.

»	Exposure to the debt of Spain and Italy contributed to returns as yields in these countries fell over the reporting period.

»	Exposure to non-Agency mortgage-backed securities added to returns as prices on these securities generally rose over the reporting period.

»	Exposure to investment grade corporate bonds benefited performance as this sector generated positive performance over the reporting period.

6	PIMCO STOCKSPLUS® FUNDS

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)

Institutional Class - PISIX	Class A - PIPAX
Class P - PIUHX	Class B - PIPBX
Class D - PIPDX	Class C - PIPCX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Short-Term Instruments	33.8%
Corporate Bonds & Notes	23.2%
U.S. Government Agencies	15.7%
Sovereign Issues	7.3%
U.S. Treasury Obligations	5.3%
Other	14.7%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (10/30/03)
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Institutional Class	12.97%	21.54%	9.30%	9.96%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class P	12.86%	21.41%	9.22%	9.89%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class D	12.38%	21.06%	8.84%	9.49%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class A	12.36%	21.06%	8.84%	9.50%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class A (adjusted)	8.15%	19.70%	8.23%	8.91%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class B	11.64%	20.20%	8.22%	8.90%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class B (adjusted)	6.64%	20.01%	8.22%	8.90%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class C	11.71%	20.18%	8.06%	8.72%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class C (adjusted)	10.71%	20.18%	8.06%	8.72%
MSCI EAFE Net Dividend Hedged USD Index	15.34%	13.90%	6.22%	6.70%
Lipper International Multi-Cap Core Funds Average	15.70%	15.84%	6.27%	7.35%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 5.00% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 0.78% for the Institutional Class shares, 0.88% for Class P shares, 1.18% for Class D shares, 1.18% for Class A shares, 1.93% for Class B shares, and 1.93% for Class C shares.

Portfolio Insights

»

The PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

»	The Fund’s holdings of equity index derivatives benefited performance as the MSCI EAFE Net Dividend Hedged USD Index posted positive returns over the reporting period.

»

Within the fixed income collateral backing the equity index derivatives, positive exposure to U.S. duration (or sensitivity to changes in market interest rates) detracted from returns as U.S. Treasury yields generally rose over the reporting period.

»	Exposure to the debt of Spain and Italy contributed to returns as yields in these countries fell over the reporting period.

»	Exposure to interest rates in Brazil detracted from performance as interest rates in Brazil rose over the reporting period.

»	Exposure to non-Agency mortgage-backed securities added to returns as prices on these securities generally rose over the reporting period.

»	Exposure to investment grade corporate bonds benefited performance as this sector generated positive performance over the reporting period.

ANNUAL REPORT	MARCH 31, 2014	7

PIMCO Small Cap StocksPLUS® AR Strategy Fund

Institutional Class - PSCSX	Class A - PCKAX
Class P - PCKPX	Class C - PCKCX
Class D - PCKDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Short-Term Instruments	29.0%
Corporate Bonds & Notes	26.6%
U.S. Government Agencies	12.0%
Sovereign Issues	10.9%
U.S. Treasury Obligations	10.2%
Mortgage-Backed Securities	5.2%
Other	6.1%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	Fund Inception (03/31/06)
PIMCO Small Cap StocksPLUS® AR Strategy Fund Institutional Class	23.47%	32.91%	12.19%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Class P	23.55%	32.76%	12.08%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Class D	23.05%	32.41%	11.76%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Class A	23.10%	32.42%	11.80%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Class A (adjusted)	18.48%	31.41%	11.27%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Class C	22.19%	31.41%	10.92%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Class C (adjusted)	21.19%	31.41%	10.92%
Russell 2000® Index	24.90%	24.31%	6.93%
Lipper Small-Cap Core Funds Average	23.71%	23.93%	6.89%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.69% for the Institutional Class shares, 0.79% for Class P shares, 1.09% for Class D shares, 1.09% for Class A shares, and 1.84% for Class C shares.

Portfolio Insights

»

The PIMCO Small Cap StocksPLUS® AR Strategy Fund seeks total return which exceeds that of the Russell 2000® Index by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of Fixed Income Instruments actively managed by PIMCO. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	The Fund’s holdings of equity index derivatives benefited performance as the Russell 2000 Index posted positive returns over the reporting period.

»

Within the fixed income collateral backing the equity index derivatives, positive exposure to U.S. duration (or sensitivity to changes in market interest rates) detracted from returns as U.S. Treasury yields rose over the reporting period.

»	Exposure to the debt of Spain and Italy contributed to returns as yields in these countries fell over the reporting period.

»	Exposure to non-Agency mortgage-backed securities added to returns as prices on these securities generally rose over the reporting period.

»	Exposure to investment grade corporate bonds benefited performance as this sector generally posted positive returns over the reporting period.

8	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® Fund

Institutional Class - PSTKX	Class A - PSPAX
Class P - PSKPX	Class B - PSPBX
Administrative Class - PPLAX	Class C - PSPCX
Class D - PSPDX	Class R - PSPRX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Short-Term Instruments	42.7%
Corporate Bonds & Notes	26.7%
U.S. Government Agencies	11.5%
Sovereign Issues	10.8%
Mortgage-Backed Securities	5.2%
Other	3.1%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (05/13/93)
PIMCO StocksPLUS® Fund Institutional Class	22.60%	26.05%	7.70%	9.88%
PIMCO StocksPLUS® Fund Class P	22.42%	25.91%	7.63%	9.86%
PIMCO StocksPLUS® Fund Administrative Class	22.20%	25.83%	7.48%	9.58%
PIMCO StocksPLUS® Fund Class D	22.09%	25.59%	7.28%	9.42%
PIMCO StocksPLUS® Fund Class A	22.06%	25.58%	7.28%	9.41%
PIMCO StocksPLUS® Fund Class A (adjusted)	17.49%	24.82%	6.95%	9.26%
PIMCO StocksPLUS® Fund Class B	21.12%	24.60%	6.70%	9.14%
PIMCO StocksPLUS® Fund Class B (adjusted)	16.12%	24.44%	6.70%	9.14%
PIMCO StocksPLUS® Fund Class C	21.50%	24.97%	6.75%	8.88%
PIMCO StocksPLUS® Fund Class C (adjusted)	20.50%	24.97%	6.75%	8.88%
PIMCO StocksPLUS® Fund Class R	21.77%	25.26%	7.02%	9.18%
S&P 500 Index	21.86%	21.16%	7.42%	9.31%
Lipper Large-Cap Core Funds Average	21.16%	19.74%	6.93%	8.80%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/1993.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 5.00% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for the Institutional Class shares, 0.60% for Class P shares, 0.75% for Administrative Class shares, 0.90% for Class D shares, 0.90% for Class A shares, 1.65% for Class B shares, 1.40% for Class C shares, and 1.15% for Class R shares.

Portfolio Insights

»

The PIMCO StocksPLUS® Fund seeks total return which exceeds that of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	The Fund’s holdings of equity index derivatives benefited performance as the S&P 500 Index posted positive returns over the reporting period.

»

Within the fixed income collateral backing the equity index derivatives, positive exposure to U.S. duration (or sensitivity to changes in market interest rates) detracted from returns as U.S. Treasury yields rose over the reporting period.

»	Exposure to the debt of Spain and Italy contributed to returns as yields in these countries fell over the reporting period.

»	Exposure to non-Agency mortgage-backed securities added to returns as prices on these securities generally rose over the reporting period.

»	Exposure to investment grade corporate bonds benefited performance as this sector generally posted positive returns over the reporting period.

ANNUAL REPORT	MARCH 31, 2014	9

PIMCO StocksPLUS® Absolute Return Fund

Institutional Class - PSPTX	Class A - PTOAX
Class P - PTOPX	Class B - PTOBX
Class D - PSTDX	Class C - PSOCX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Short-Term Instruments	33.4%
Corporate Bonds & Notes	21.5%
U.S. Government Agencies	16.1%
Sovereign Issues	9.1%
U.S. Treasury Obligations	8.4%
Mortgage-Backed Securities	6.9%
Other	4.6%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (06/28/02)
PIMCO StocksPLUS® Absolute Return Fund Institutional Class	20.09%	29.40%	9.50%	10.29%
PIMCO StocksPLUS® Absolute Return Fund Class P	19.92%	29.23%	9.41%	10.21%
PIMCO StocksPLUS® Absolute Return Fund Class D	19.64%	28.82%	9.05%	9.84%
PIMCO StocksPLUS® Absolute Return Fund Class A	19.58%	28.84%	9.05%	9.87%
PIMCO StocksPLUS® Absolute Return Fund Class A (adjusted)	15.10%	27.85%	8.63%	9.51%
PIMCO StocksPLUS® Absolute Return Fund Class B	18.64%	27.95%	8.41%	9.30%
PIMCO StocksPLUS® Absolute Return Fund Class B (adjusted)	15.14%	27.91%	8.41%	9.30%
PIMCO StocksPLUS® Absolute Return Fund Class C	18.70%	27.89%	8.24%	9.04%
PIMCO StocksPLUS® Absolute Return Fund Class C (adjusted)	17.70%	27.89%	8.24%	9.04%
S&P 500 Index	21.86%	21.16%	7.42%	7.73%
Lipper Large-Cap Core Funds Average	21.16%	19.74%	6.93%	7.15%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.64% for the Institutional Class shares, 0.74% for Class P shares, 1.04% for Class D shares, 1.04% for Class A shares, 1.79% for Class B shares, and 1.79% for Class C shares.

Portfolio Insights

»

The PIMCO StocksPLUS® Absolute Return Fund seeks total return which exceeds that of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	The Fund’s holdings of equity index derivatives benefited performance as the S&P 500 Index posted positive returns over the reporting period.

»

Within the fixed income collateral backing the equity index derivatives, positive exposure to U.S. duration (or sensitivity to changes in market interest rates) detracted from returns as U.S. Treasury yields rose over the reporting period.

»	Exposure to the debt of Spain and Italy contributed to returns as yields in these countries fell over the reporting period.

»	Exposure to non-Agency mortgage-backed securities benefited performance as prices on these securities generally rose over the reporting period.

»	Exposure to investment grade corporate bonds benefited performance as this sector generally posted positive returns over the reporting period.

10	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® AR Short Strategy Fund

Institutional Class - PSTIX	Class A - PSSAX
Class P - PSPLX	Class C - PSSCX
Class D - PSSDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Short-Term Instruments	34.4%
Corporate Bonds & Notes	21.8%
U.S. Government Agencies	15.5%
Sovereign Issues	10.4%
Mortgage-Backed Securities	6.6%
U.S. Treasury Obligations	6.2%
Other	5.1%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (07/23/03)
PIMCO StocksPLUS® AR Short Strategy Fund Institutional Class	-18.36%	-14.33%	-3.04%	-2.34%
PIMCO StocksPLUS® AR Short Strategy Fund Class P	-18.16%	-14.36%	-3.08%	-2.39%
PIMCO StocksPLUS® AR Short Strategy Fund Class D	-18.59%	-14.64%	-3.44%	-2.74%
PIMCO StocksPLUS® AR Short Strategy Fund Class A	-18.33%	-14.64%	-3.43%	-2.73%
PIMCO StocksPLUS® AR Short Strategy Fund Class A (adjusted)	-21.39%	-15.29%	-3.79%	-3.08%
PIMCO StocksPLUS® AR Short Strategy Fund Class C	-18.96%	-15.27%	-4.16%	-3.47%
PIMCO StocksPLUS® AR Short Strategy Fund Class C (adjusted)	-19.76%	-15.27%	-4.16%	-3.47%
S&P 500 Index	21.86%	21.16%	7.42%	8.35%
Inverse of S&P 500 Index	-18.96%	-19.32%	-8.94%	-9.66%
Lipper Dedicated Short-Bias Fund Average	-27.63%	-35.08%	-17.17%	-17.39%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 07/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.65% for the Institutional Class shares, 0.75% for Class P shares, 1.05% for Class D shares, 1.05% for Class A shares, and 1.80% for Class C shares.

The performance of this Fund relative to its benchmark since inception is influenced by the Fund’s use of investment strategies that attempt to profit from pricing inefficiencies in the various markets in which the Fund may invest. The strategies were employed shortly after the inception of the Fund and have not been employed in the last several years. Specifically, market conditions had temporarily allowed the Fund to simultaneously purchase and sell equivalent stock index futures contracts in two markets to benefit from a discrepancy in their prices. There can be no assurance nor is there any expectation that the Fund will be able to implement these or similar strategies in the future. Past performance is no guarantee of future results, and the Fund’s performance since inception should not be expected to continue in the future.

Portfolio Insights

»

The PIMCO StocksPLUS® AR Short Strategy Fund seeks total return through the implementation of short investment positions on the S&P 500 Index (the “Index”) by investing primarily in short positions with respect to the Index or specific Index securities, backed by a portfolio of Fixed Income Instruments, such that the Fund’s net asset value may vary inversely with the value of the Index on a daily basis, subject to certain limitations as summarized in the Fund’s prospectus. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will maintain short positions through the use of a combination of derivatives, including options, futures, options on futures, and swaps. The Fund may invest, without limitation, in such instruments. However, the Fund is not designed or expected to produce returns which replicate the inverse of the performance of the Index, and the degree of variation could be substantial, particularly over longer periods.

»	The Fund’s short stock market exposure, through equity index derivatives, negatively impacted performance as the S&P 500 Index posted positive returns over the reporting period.

»

Within the fixed income collateral backing the equity index derivatives, positive exposure to U.S. duration (or sensitivity to changes in market interest rates) detracted from performance as U.S. Treasury yields rose over the reporting period.

»	Exposure to the debt of Spain and Italy contributed to returns as yields in these countries fell over the reporting period.

»	Exposure to non-Agency mortgage-backed securities benefited performance as prices on these securities generally rose over the reporting period.

»	Exposure to investment grade corporate bonds benefited performance as this sector generally posted positive returns over the reporting period.

ANNUAL REPORT	MARCH 31, 2014	11

PIMCO StocksPLUS® Long Duration Fund

Institutional Class - PSLDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Corporate Bonds & Notes	44.1%
U.S. Treasury Obligations	18.2%
Short-Term Instruments	14.2%
U.S. Government Agencies	10.9%
Municipal Bonds & Notes	6.2%
Other	6.4%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	Fund Inception (08/31/07)
PIMCO StocksPLUS® Long Duration Fund Institutional Class	18.06%	31.20%	13.06%
S&P 500 Index	21.86%	21.16%	6.00%
S&P 500 Index + Barclays Long-Term Government/Credit Index—3 Month LIBOR	20.64%	32.22%	12.99%
Lipper Large-Cap Core Funds Average	21.16%	19.74%	5.36%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.60% for the Institutional Class shares.

Portfolio Insights

»

The PIMCO StocksPLUS® Long Duration Fund seeks total return which exceeds that of its benchmark indexes, consistent with prudent investment management, by investing under normal circumstances in S&P 500 Index derivatives, backed by a diversified portfolio of long-term Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»

An above-benchmark U.S. duration (or sensitivity to changes in market interest rates) on the intermediate portion of the U.S. Treasury yield curve detracted from performance as intermediate maturity U.S. Treasury yields rose during the reporting period.

»	An emphasis on the short-term portion of the U.S. Treasury yield curve added to performance as the two- to thirty-year yield spread steepened during the reporting period.

»	An allocation to Canadian interest rates detracted from performance as Canadian yields rose across most maturities during the reporting period.

»	An underweight to corporates detracted from performance as corporates outperformed like-duration U.S. Treasuries during the reporting period.

»	Exposure to U.S. equity markets, through S&P 500 Index derivatives, added to performance as the S&P 500 Index posted positive returns over the reporting period.

12	PIMCO STOCKSPLUS® FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2013 to March 31, 2014 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Net Annualized Expense Ratio
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)
Institutional Class	$1,000.00	$1,066.50	$3.30	$1,000.00	$1,021.74	$3.23	0.64%
Class P	1,000.00	1,064.90	3.81	1,000.00	1,021.24	3.73	0.74
Administrative Class	1,000.00	1,065.00	4.58	1,000.00	1,020.49	4.48	0.89
Class D	1,000.00	1,063.30	5.35	1,000.00	1,019.75	5.24	1.04
Class A	1,000.00	1,063.70	5.35	1,000.00	1,019.75	5.24	1.04
Class C	1,000.00	1,058.70	9.19	1,000.00	1,016.01	9.00	1.79
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$1,059.20	$3.85	$1,000.00	$1,021.19	$3.78	0.75%
Class P	1,000.00	1,057.90	4.36	1,000.00	1,020.69	4.28	0.85
Class D	1,000.00	1,056.60	5.90	1,000.00	1,019.20	5.79	1.15
Class A	1,000.00	1,055.50	5.89	1,000.00	1,019.20	5.79	1.15
Class B	1,000.00	1,052.80	9.72	1,000.00	1,015.46	9.55	1.90
Class C	1,000.00	1,053.00	9.73	1,000.00	1,015.46	9.55	1.90

ANNUAL REPORT	MARCH 31, 2014	13

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Net Annualized Expense Ratio
PIMCO Small Cap StocksPLUS® AR Strategy Fund
Institutional Class	$1,000.00	$1,105.70	$3.62	$1,000.00	$1,021.49	$3.48	0.69%
Class P	1,000.00	1,106.30	4.15	1,000.00	1,020.99	3.98	0.79
Class D	1,000.00	1,103.30	5.72	1,000.00	1,019.50	5.49	1.09
Class A	1,000.00	1,103.90	5.72	1,000.00	1,019.50	5.49	1.09
Class C	1,000.00	1,099.90	9.63	1,000.00	1,015.76	9.25	1.84
PIMCO StocksPLUS® Fund
Institutional Class	$1,000.00	$1,132.40	$2.71	$1,000.00	$1,022.39	$2.57	0.51%
Class P	1,000.00	1,130.90	3.24	1,000.00	1,021.89	3.07	0.61
Administrative Class	1,000.00	1,129.80	4.04	1,000.00	1,021.14	3.83	0.76
Class D	1,000.00	1,129.40	4.83	1,000.00	1,020.39	4.58	0.91
Class A	1,000.00	1,130.00	4.83	1,000.00	1,020.39	4.58	0.91
Class B	1,000.00	1,124.00	8.79	1,000.00	1,016.65	8.35	1.66
Class C	1,000.00	1,126.90	7.48	1,000.00	1,017.90	7.09	1.41
Class R	1,000.00	1,127.80	6.15	1,000.00	1,019.15	5.84	1.16
PIMCO StocksPLUS® Absolute Return Fund
Institutional Class	$1,000.00	$1,129.10	$3.45	$1,000.00	$1,021.69	$3.28	0.65%
Class P	1,000.00	1,127.40	3.98	1,000.00	1,021.19	3.78	0.75
Class D	1,000.00	1,125.90	5.57	1,000.00	1,019.70	5.29	1.05
Class A	1,000.00	1,126.70	5.57	1,000.00	1,019.70	5.29	1.05
Class B	1,000.00	1,121.80	9.52	1,000.00	1,015.96	9.05	1.80
Class C	1,000.00	1,121.50	9.52	1,000.00	1,015.96	9.05	1.80
PIMCO StocksPLUS® AR Short Strategy Fund
Institutional Class	$1,000.00	$895.70	$3.02	$1,000.00	$1,021.74	$3.23	0.64%
Class P	1,000.00	898.40	3.50	1,000.00	1,021.24	3.73	0.74
Class D	1,000.00	894.30	4.91	1,000.00	1,019.75	5.24	1.04
Class A	1,000.00	897.50	4.92	1,000.00	1,019.75	5.24	1.04
Class C	1,000.00	895.10	8.46	1,000.00	1,016.01	9.00	1.79
PIMCO StocksPLUS® Long Duration Fund
Institutional Class	$1,000.00	$1,183.50	$3.27	$1,000.00	$1,021.94	$3.02	0.60%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

14	PIMCO STOCKSPLUS® FUNDS

Benchmark Descriptions

Index	Description

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

Inverse of S&P 500 Index	Inverse of S&P 500 Index is the negative equivalent of the return of the S&P 500 index. The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

MSCI EAFE Net Dividend Hedged USD Index	MSCI EAFE Net Dividend Hedged USD Index is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a hedged basis. It is not possible to invest directly in the index.

MSCI EAFE Net Dividend Index (USD Unhedged)	MSCI EAFE Net Dividend Index (USD Unhedged) is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a unhedged basis. It is not possible to invest directly in the index.

MSCI Emerging Markets Index (Net Dividends in USD)	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

S&P 500 Index + Barclays Long-Term Government/Credit Index—3 Month LIBOR	S&P 500 Index + Barclays Long-Term Government/Credit Index—3 Month LIBOR: The benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Barclays Long-Term Government/Credit Index and subtracting 3-Month LIBOR. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. The 3 Month LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2014	15

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)
Institutional Class
03/31/2014	$6.77	$0.08	$0.98	$1.06	$(0.76)	$(0.16)	$(0.92)
03/31/2013	6.17	0.10	1.05	1.15	(0.49)	(0.06)	(0.55)
03/31/2012	6.64	0.11	(0.33)	(0.22)	(0.25)	0.00	(0.25)
03/31/2011	6.40	0.12	0.84	0.96	(0.65)	(0.07)	(0.72)
03/31/2010	4.60	0.20	3.60	3.80	(2.00)	0.00	(2.00)
Class P
03/31/2014	6.79	0.07	0.97	1.04	(0.74)	(0.16)	(0.90)
03/31/2013	6.19	0.10	1.06	1.16	(0.50)	(0.06)	(0.56)
03/31/2012	6.67	0.11	(0.35)	(0.24)	(0.24)	0.00	(0.24)
03/31/2011	6.40	0.11	0.86	0.97	(0.63)	(0.07)	(0.70)
03/31/2010	4.60	0.20	3.59	3.79	(1.99)	0.00	(1.99)
Administrative Class
03/31/2014	6.71	0.06	0.97	1.03	(0.75)	(0.16)	(0.91)
03/31/2013	6.13	0.08	1.09	1.17	(0.53)	(0.06)	(0.59)
03/31/2012	6.61	0.10	(0.34)	(0.24)	(0.24)	0.00	(0.24)
03/31/2011	6.37	0.10	0.85	0.95	(0.64)	(0.07)	(0.71)
03/31/2010	4.59	0.19	3.58	3.77	(1.99)	0.00	(1.99)
Class D
03/31/2014	6.70	0.05	0.96	1.01	(0.74)	(0.16)	(0.90)
03/31/2013	6.10	0.07	1.04	1.11	(0.45)	(0.06)	(0.51)
03/31/2012	6.57	0.09	(0.33)	(0.24)	(0.23)	0.00	(0.23)
03/31/2011	6.32	0.09	0.85	0.94	(0.62)	(0.07)	(0.69)
03/31/2010	4.57	0.17	3.57	3.74	(1.99)	0.00	(1.99)
Class A
03/31/2014	6.68	0.04	0.96	1.00	(0.74)	(0.16)	(0.90)
03/31/2013	6.08	0.07	1.04	1.11	(0.45)	(0.06)	(0.51)
03/31/2012	6.56	0.09	(0.34)	(0.25)	(0.23)	0.00	(0.23)
03/31/2011	6.33	0.09	0.84	0.93	(0.63)	(0.07)	(0.70)
03/31/2010	4.57	0.15	3.60	3.75	(1.99)	0.00	(1.99)
Class C
03/31/2014	6.53	(0.01)	0.94	0.93	(0.71)	(0.16)	(0.87)
03/31/2013	5.93	0.03	1.00	1.03	(0.37)	(0.06)	(0.43)
03/31/2012	6.42	0.04	(0.33)	(0.29)	(0.20)	0.00	(0.20)
03/31/2011	6.22	0.04	0.83	0.87	(0.60)	(0.07)	(0.67)
03/31/2010	4.53	0.11	3.54	3.65	(1.96)	0.00	(1.96)

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)
Institutional Class
03/31/2014	$7.51	$0.05	$0.89	$0.94	$(0.42)	$(0.02)	$(0.44)
03/31/2013	6.76	0.08	1.44	1.52	(0.66)	(0.11)	(0.77)
03/31/2012	7.41	0.17	(0.31)	(0.14)	(0.41)	(0.10)	(0.51)
03/31/2011	9.32	0.27	0.45	0.72	(2.63)	0.00	(2.63)
03/31/2010	6.46	0.54	4.29	4.83	(1.69)	(0.28)	(1.97)
Class P
03/31/2014	7.47	0.05	0.88	0.93	(0.42)	(0.02)	(0.44)
03/31/2013	6.75	0.02	1.49	1.51	(0.68)	(0.11)	(0.79)
03/09/2012 - 03/31/2012	6.88	0.01	(0.03)	(0.02)	(0.11)	0.00	(0.11)
Class D
03/31/2014	7.28	0.02	0.85	0.87	(0.39)	(0.02)	(0.41)
03/31/2013	6.58	0.02	1.44	1.46	(0.65)	(0.11)	(0.76)
03/31/2012	7.24	0.15	(0.31)	(0.16)	(0.40)	(0.10)	(0.50)
03/31/2011	9.16	0.24	0.43	0.67	(2.59)	0.00	(2.59)
03/31/2010	6.38	0.38	4.35	4.73	(1.67)	(0.28)	(1.95)

Please see footnotes on page 24.

16	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate**

$6.91	16.21%	$1,291,476	0.64%	0.64%	0.64%	0.64%	1.08%	395%
6.77	19.02	1,112,067	0.65	0.65	0.64	0.64	1.59	574
6.17	(2.95)	909,672	0.64	0.64	0.64	0.64	1.83	778
6.64	15.90	395,385	0.65	0.65	0.64	0.64	1.78	427
6.40	84.13	68,672	0.65	0.65	0.64	0.64	3.04	493

6.93	15.90	9,763	0.74	0.74	0.74	0.74	0.93	395
6.79	19.13	13,272	0.75	0.75	0.74	0.74	1.47	574
6.19	(3.17)	2,906	0.74	0.74	0.74	0.74	1.73	778
6.67	16.04	113	0.75	0.75	0.74	0.74	1.80	427
6.40	83.88	15	0.75	0.75	0.74	0.74	2.82	493

6.83	15.84	2,555	0.89	0.89	0.89	0.89	0.82	395
6.71	19.64	1,349	0.90	0.90	0.89	0.89	1.21	574
6.13	(3.32)	11	0.89	0.89	0.89	0.89	1.58	778
6.61	15.75	11	0.90	0.90	0.89	0.89	1.60	427
6.37	83.60	10	0.90	0.90	0.89	0.89	2.80	493

6.81	15.54	31,920	1.04	1.04	1.04	1.04	0.68	395
6.70	18.66	25,444	1.05	1.05	1.04	1.04	1.17	574
6.10	(3.25)	18,507	1.04	1.04	1.04	1.04	1.49	778
6.57	15.58	3,294	1.05	1.05	1.04	1.04	1.40	427
6.32	83.30	3,235	1.05	1.05	1.04	1.04	2.49	493

6.78	15.53	30,278	1.04	1.04	1.04	1.04	0.65	395
6.68	18.69	13,652	1.05	1.05	1.04	1.04	1.17	574
6.08	(3.45)	5,718	1.04	1.04	1.04	1.04	1.43	778
6.56	15.49	5,090	1.05	1.05	1.04	1.04	1.53	427
6.33	83.63	7,146	1.05	1.05	1.04	1.04	2.32	493

6.59	14.68	9,414	1.79	1.79	1.79	1.79	(0.09)	395
6.53	17.78	4,276	1.80	1.80	1.79	1.79	0.45	574
5.93	(4.18)	2,105	1.79	1.79	1.79	1.79	0.71	778
6.42	14.70	1,039	1.80	1.80	1.79	1.79	0.72	427
6.22	81.99	716	1.80	1.80	1.79	1.79	1.56	493

$8.01	12.97%	$292,684	0.76%	0.76%	0.75%	0.75%	0.66%	733%
7.51	24.04	279,791	0.76	0.76	0.75	0.75	1.18	510
6.76	(1.62)	111,595	0.76	0.76	0.75	0.75	2.63	896
7.41	8.75	125,963	0.76	0.76	0.75	0.75	3.10	1,051
9.32	76.88	162,453	0.95	0.95	0.75	0.75	6.16	1,196

7.96	12.86	36,840	0.86	0.86	0.85	0.85	0.67	733
7.47	23.94	7,591	0.86	0.86	0.85	0.85	0.33	510
6.75	(0.23)	10	0.86 *	0.86 *	0.85 *	0.85 *	2.39 *	896

7.74	12.38	152,212	1.16	1.16	1.15	1.15	0.23	733
7.28	23.65	193,252	1.16	1.16	1.15	1.15	0.28	510
6.58	(1.97)	14,524	1.16	1.16	1.15	1.15	2.28	896
7.24	8.31	34,149	1.16	1.16	1.15	1.15	2.79	1,051
9.16	76.21	47,459	1.20	1.20	1.15	1.15	4.04	1,196

Please see footnotes on page 24.

ANNUAL REPORT	MARCH 31, 2014	17

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (Cont.)
Class A
03/31/2014	$7.28	$0.03	$0.84	$0.87	$(0.40)	$(0.02)	$(0.42)
03/31/2013	6.57	0.04	1.42	1.46	(0.64)	(0.11)	(0.75)
03/31/2012	7.23	0.15	(0.31)	(0.16)	(0.40)	(0.10)	(0.50)
03/31/2011	9.17	0.24	0.42	0.66	(2.60)	0.00	(2.60)
03/31/2010	6.38	0.44	4.30	4.74	(1.67)	(0.28)	(1.95)
Class B
03/31/2014	7.03	(0.03)	0.82	0.79	(0.35)	(0.02)	(0.37)
03/31/2013	6.28	0.03	1.31	1.34	(0.48)	(0.11)	(0.59)
03/31/2012	6.96	0.10	(0.30)	(0.20)	(0.38)	(0.10)	(0.48)
03/31/2011	8.90	0.17	0.42	0.59	(2.53)	0.00	(2.53)
03/31/2010	6.25	0.39	4.17	4.56	(1.63)	(0.28)	(1.91)
Class C
03/31/2014	6.92	(0.03)	0.81	0.78	(0.36)	(0.02)	(0.38)
03/31/2013	6.26	(0.00)^	1.33	1.33	(0.56)	(0.11)	(0.67)
03/31/2012	6.95	0.10	(0.31)	(0.21)	(0.38)	(0.10)	(0.48)
03/31/2011	8.91	0.17	0.42	0.59	(2.55)	0.00	(2.55)
03/31/2010	6.26	0.39	4.18	4.57	(1.64)	(0.28)	(1.92)

PIMCO Small Cap StocksPLUS® AR Strategy Fund
Institutional Class
03/31/2014	$9.03	$0.07	$1.98	$2.05	$(0.58)	$(0.65)	$(1.23)
03/31/2013	7.77	0.13	1.76	1.89	(0.63)	0.00	(0.63)
03/31/2012	8.10	0.15	(0.10)	0.05	(0.38)	0.00	(0.38)
03/31/2011	6.97	0.14	2.21	2.35	(1.22)	0.00	(1.22)
03/31/2010	5.63	0.33	4.64	4.97	(3.63)	0.00	(3.63)
Class P
03/31/2014	8.99	0.06	1.98	2.04	(0.57)	(0.65)	(1.22)
03/31/2013	7.76	0.12	1.75	1.87	(0.64)	0.00	(0.64)
03/31/2012	8.09	0.17	(0.13)	0.04	(0.37)	0.00	(0.37)
03/31/2011	6.97	0.13	2.20	2.33	(1.21)	0.00	(1.21)
03/31/2010	5.63	0.16	4.81	4.97	(3.63)	0.00	(3.63)
Class D
03/31/2014	8.90	0.03	1.95	1.98	(0.55)	(0.65)	(1.20)
03/31/2013	7.66	0.10	1.73	1.83	(0.59)	0.00	(0.59)
03/31/2012	7.98	0.14	(0.11)	0.03	(0.35)	0.00	(0.35)
03/31/2011	6.91	0.12	2.17	2.29	(1.22)	0.00	(1.22)
03/31/2010	5.61	0.23	4.69	4.92	(3.62)	0.00	(3.62)
Class A
03/31/2014	8.94	0.03	1.97	2.00	(0.56)	(0.65)	(1.21)
03/31/2013	7.69	0.10	1.74	1.84	(0.59)	0.00	(0.59)
03/31/2012	8.03	0.14	(0.13)	0.01	(0.35)	0.00	(0.35)
03/31/2011	6.93	0.12	2.19	2.31	(1.21)	0.00	(1.21)
03/31/2010	5.62	0.25	4.69	4.94	(3.63)	0.00	(3.63)
Class C
03/31/2014	8.59	(0.04)	1.88	1.84	(0.51)	(0.65)	(1.16)
03/31/2013	7.37	0.04	1.67	1.71	(0.49)	0.00	(0.49)
03/31/2012	7.72	0.08	(0.12)	(0.04)	(0.31)	0.00	(0.31)
03/31/2011	6.73	0.06	2.12	2.18	(1.19)	0.00	(1.19)
03/31/2010	5.54	0.24	4.55	4.79	(3.60)	0.00	(3.60)

Please see footnotes on page 24.

18	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate**

$7.73	12.36%	$167,561	1.16%	1.16%	1.15%	1.15%	0.35%	733%
7.28	23.67	63,609	1.16	1.16	1.15	1.15	0.56	510
6.57	(1.95)	12,271	1.16	1.16	1.15	1.15	2.29	896
7.23	8.23	24,117	1.16	1.16	1.15	1.15	2.84	1,051
9.17	76.37	11,470	1.28	1.28	1.15	1.15	4.92	1,196

7.45	11.64	604	1.91	1.91	1.90	1.90	(0.46)	733
7.03	22.61	544	1.91	1.91	1.90	1.90	0.44	510
6.28	(2.66)	903	1.91	1.91	1.90	1.90	1.54	896
6.96	7.59	2,338	1.91	1.91	1.90	1.90	2.08	1,051
8.90	75.05	3,580	2.05	2.05	1.90	1.90	4.53	1,196

7.32	11.71	69,838	1.91	1.91	1.90	1.90	(0.37)	733
6.92	22.61	18,589	1.91	1.91	1.90	1.90	(0.07)	510
6.26	(2.80)	5,042	1.91	1.91	1.90	1.90	1.53	896
6.95	7.56	9,754	1.91	1.91	1.90	1.90	2.11	1,051
8.91	75.03	4,949	2.05	2.05	1.90	1.90	4.43	1,196

$9.85	23.47%	$292,658	0.69%	0.69%	0.69%	0.69%	0.70%	428%
9.03	25.60	316,979	0.69	0.69	0.69	0.69	1.63	566
7.77	1.17	171,799	0.69	0.69	0.69	0.69	2.10	666
8.10	35.77	201,665	0.71	0.71	0.69	0.69	1.94	571
6.97	94.74	154,296	0.79	0.79	0.69	0.69	4.42	762

9.81	23.55	123,335	0.79	0.79	0.79	0.79	0.59	428
8.99	25.34	58,393	0.79	0.79	0.79	0.79	1.45	566
7.76	1.04	5,348	0.79	0.79	0.79	0.79	2.32	666
8.09	35.41	2,234	0.81	0.81	0.79	0.79	1.75	571
6.97	94.65	1,868	0.80	0.80	0.79	0.79	2.33	762

9.68	23.05	408,790	1.09	1.09	1.09	1.09	0.29	428
8.90	25.00	255,795	1.09	1.09	1.09	1.09	1.21	566
7.66	0.94	95,341	1.09	1.09	1.09	1.09	1.89	666
7.98	35.09	106,387	1.13	1.13	1.09	1.09	1.59	571
6.91	94.07	1,780	1.13	1.13	1.09	1.09	3.03	762

9.73	23.10	456,429	1.09	1.09	1.09	1.09	0.28	428
8.94	25.04	175,145	1.09	1.09	1.09	1.09	1.21	566
7.69	0.71	54,972	1.09	1.09	1.09	1.09	1.87	666
8.03	35.30	63,897	1.13	1.13	1.09	1.09	1.64	571
6.93	94.12	11,941	1.16	1.16	1.09	1.09	3.32	762

9.27	22.19	164,980	1.84	1.84	1.84	1.84	(0.46)	428
8.59	24.20	61,217	1.84	1.84	1.84	1.84	0.48	566
7.37	(0.07)	22,989	1.84	1.84	1.84	1.84	1.11	666
7.72	34.24	19,329	1.88	1.88	1.84	1.84	0.89	571
6.73	92.51	1,615	1.94	1.94	1.84	1.84	3.29	762

Please see footnotes on page 24.

ANNUAL REPORT	MARCH 31, 2014	19

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO StocksPLUS® Fund
Institutional Class
03/31/2014	$9.20	$0.09	$1.90	$1.99	$(0.48)	$(0.73)	$(1.21)
03/31/2013	8.67	0.11	1.33	1.44	(0.32)	(0.59)	(0.91)
03/31/2012	8.93	0.08	0.56	0.64	(0.41)	(0.49)	(0.90)
03/31/2011	8.27	0.12	1.30	1.42	(0.76)	0.00	(0.76)
03/31/2010	4.94	0.13	3.39	3.52	(0.19)	0.00	(0.19)
Class P
03/31/2014	9.20	0.08	1.89	1.97	(0.47)	(0.73)	(1.20)
03/31/2013	8.68	0.10	1.33	1.43	(0.32)	(0.59)	(0.91)
03/31/2012	8.95	0.07	0.55	0.62	(0.40)	(0.49)	(0.89)
03/31/2011	8.28	0.12	1.29	1.41	(0.74)	0.00	(0.74)
03/31/2010	4.94	0.11	3.41	3.52	(0.18)	0.00	(0.18)
Administrative Class
03/31/2014	8.85	0.06	1.81	1.87	(0.45)	(0.73)	(1.18)
03/31/2013	8.38	0.11	1.29	1.40	(0.34)	(0.59)	(0.93)
03/31/2012	8.67	0.06	0.54	0.60	(0.40)	(0.49)	(0.89)
03/31/2011	8.05	0.10	1.26	1.36	(0.74)	0.00	(0.74)
03/31/2010	4.82	0.13	3.29	3.42	(0.19)	0.00	(0.19)
Class D
03/31/2014	8.77	0.05	1.80	1.85	(0.44)	(0.73)	(1.17)
03/31/2013	8.28	0.07	1.26	1.33	(0.25)	(0.59)	(0.84)
03/31/2012	8.57	0.05	0.53	0.58	(0.38)	(0.49)	(0.87)
03/31/2011	7.97	0.08	1.25	1.33	(0.73)	0.00	(0.73)
03/31/2010	4.77	0.11	3.28	3.39	(0.19)	0.00	(0.19)
Class A
03/31/2014	8.81	0.05	1.80	1.85	(0.44)	(0.73)	(1.17)
03/31/2013	8.31	0.07	1.28	1.35	(0.26)	(0.59)	(0.85)
03/31/2012	8.61	0.05	0.52	0.57	(0.38)	(0.49)	(0.87)
03/31/2011	8.00	0.08	1.26	1.34	(0.73)	0.00	(0.73)
03/31/2010	4.79	0.13	3.27	3.40	(0.19)	0.00	(0.19)
Class B
03/31/2014	8.51	(0.02)	1.74	1.72	(0.39)	(0.73)	(1.12)
03/31/2013	7.97	0.01	1.22	1.23	(0.10)	(0.59)	(0.69)
03/31/2012	8.28	(0.01)	0.51	0.50	(0.32)	(0.49)	(0.81)
03/31/2011	7.72	0.02	1.21	1.23	(0.67)	0.00	(0.67)
03/31/2010	4.66	0.07	3.16	3.23	(0.17)	0.00	(0.17)
Class C
03/31/2014	8.58	0.00	1.76	1.76	(0.41)	(0.73)	(1.14)
03/31/2013	8.07	0.03	1.24	1.27	(0.17)	(0.59)	(0.76)
03/31/2012	8.39	0.01	0.51	0.52	(0.35)	(0.49)	(0.84)
03/31/2011	7.81	0.04	1.23	1.27	(0.69)	0.00	(0.69)
03/31/2010	4.70	0.09	3.20	3.29	(0.18)	0.00	(0.18)
Class R
03/31/2014	8.99	0.02	1.85	1.87	(0.42)	(0.73)	(1.15)
03/31/2013	8.49	0.05	1.29	1.34	(0.25)	(0.59)	(0.84)
03/31/2012	8.76	0.03	0.56	0.59	(0.37)	(0.49)	(0.86)
03/31/2011	8.13	0.07	1.27	1.34	(0.71)	0.00	(0.71)
03/31/2010	4.88	0.11	3.32	3.43	(0.18)	0.00	(0.18)

PIMCO StocksPLUS® Absolute Return Fund
Institutional Class
03/31/2014	$9.92	$0.12	$1.79	$1.91	$(0.24)	$(1.21)	$(1.45)
03/31/2013	8.76	0.15	1.62	1.77	(0.60)	(0.01)	(0.61)
03/31/2012	8.23	0.15	0.77	0.92	(0.39)	0.00	(0.39)
03/31/2011	7.14	0.17	1.42	1.59	(0.50)	0.00	(0.50)
03/31/2010	4.84	0.28	3.55	3.83	(1.53)	0.00	(1.53)

Please see footnotes on page 24.

20	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate**

$9.98	22.60%	$753,805	0.51%	0.51%	0.50%	0.50%	0.92%	169%
9.20	17.72	857,270	0.50	0.50	0.50	0.50	1.24	321
8.67	8.52	1,313,949	0.50	0.50	0.50	0.50	0.95	404
8.93	18.59	1,193,012	0.50	0.50	0.50	0.50	1.49	225
8.27	71.35	654,432	0.54	0.54	0.50	0.50	1.82	392

9.97	22.42	21,165	0.61	0.61	0.60	0.60	0.82	169
9.20	17.58	13,058	0.60	0.60	0.60	0.60	1.16	321
8.68	8.25	1,149	0.60	0.60	0.60	0.60	0.89	404
8.95	18.53	995	0.60	0.60	0.60	0.60	1.36	225
8.28	71.31	315	0.61	0.61	0.60	0.60	1.49	392

9.54	22.20	5,873	0.76	0.76	0.75	0.75	0.67	169
8.85	17.97	5,063	0.75	0.75	0.75	0.75	1.28	321
8.38	8.17	3,378	0.75	0.75	0.75	0.75	0.73	404
8.67	18.30	3,355	0.75	0.75	0.75	0.75	1.23	225
8.05	70.96	2,857	0.79	0.79	0.75	0.75	1.94	392

9.45	22.09	23,073	0.91	0.91	0.90	0.90	0.54	169
8.77	17.27	22,003	0.90	0.90	0.90	0.90	0.86	321
8.28	8.07	6,953	0.90	0.90	0.90	0.90	0.57	404
8.57	18.11	11,501	0.90	0.90	0.90	0.90	1.02	225
7.97	71.00	8,827	0.94	0.94	0.90	0.90	1.59	392

9.49	22.06	212,884	0.91	0.91	0.90	0.90	0.51	169
8.81	17.37	110,928	0.90	0.90	0.90	0.90	0.85	321
8.31	7.96	82,266	0.90	0.90	0.90	0.90	0.59	404
8.61	18.13	83,042	0.90	0.90	0.90	0.90	1.07	225
8.00	70.93	68,038	0.94	0.94	0.90	0.90	1.90	392

9.11	21.12	2,360	1.66	1.66	1.65	1.65	(0.26)	169
8.51	16.43	1,272	1.65	1.65	1.65	1.65	0.10	321
7.97	7.26	2,492	1.65	1.65	1.65	1.65	(0.19)	404
8.28	17.20	5,635	1.65	1.65	1.65	1.65	0.31	225
7.72	69.42	8,664	1.69	1.69	1.65	1.65	1.14	392

9.20	21.50	125,863	1.41	1.41	1.40	1.40	(0.01)	169
8.58	16.77	59,874	1.40	1.40	1.40	1.40	0.35	321
8.07	7.44	49,695	1.40	1.40	1.40	1.40	0.08	404
8.39	17.65	52,092	1.40	1.40	1.40	1.40	0.58	225
7.81	69.98	43,004	1.44	1.44	1.40	1.40	1.34	392

9.71	21.77	8,497	1.16	1.16	1.15	1.15	0.26	169
8.99	16.91	6,923	1.15	1.15	1.15	1.15	0.61	321
8.49	7.96	2,313	1.15	1.15	1.15	1.15	0.34	404
8.76	17.79	2,332	1.15	1.15	1.15	1.15	0.83	225
8.13	70.35	2,288	1.19	1.19	1.15	1.15	1.52	392

$10.38	20.09%	$217,927	0.64%	0.64%	0.64%	0.64%	1.15%	392%
9.92	21.14	327,485	0.64	0.64	0.64	0.64	1.67	419
8.76	11.68	167,147	0.64	0.64	0.64	0.64	1.98	601
8.23	23.03	181,890	0.64	0.64	0.64	0.64	2.31	476
7.14	81.47	155,222	0.69	0.69	0.64	0.64	4.21	609

Please see footnotes on page 24.

ANNUAL REPORT	MARCH 31, 2014	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO StocksPLUS® Absolute Return Fund (Cont.)
Class P
03/31/2014	$9.87	$0.10	$1.79	$1.89	$(0.24)	$(1.21)	$(1.45)
03/31/2013	8.73	0.14	1.61	1.75	(0.60)	(0.01)	(0.61)
03/31/2012	8.21	0.16	0.74	0.90	(0.38)	0.00	(0.38)
03/31/2011	7.13	0.16	1.42	1.58	(0.50)	0.00	(0.50)
03/31/2010	4.84	0.27	3.55	3.82	(1.53)	0.00	(1.53)
Class D
03/31/2014	9.77	0.08	1.76	1.84	(0.21)	(1.21)	(1.42)
03/31/2013	8.66	0.11	1.58	1.69	(0.57)	(0.01)	(0.58)
03/31/2012	8.14	0.13	0.75	0.88	(0.36)	0.00	(0.36)
03/31/2011	7.08	0.13	1.41	1.54	(0.48)	0.00	(0.48)
03/31/2010	4.82	0.25	3.53	3.78	(1.52)	0.00	(1.52)
Class A
03/31/2014	9.88	0.07	1.79	1.86	(0.22)	(1.21)	(1.43)
03/31/2013	8.72	0.12	1.61	1.73	(0.56)	(0.01)	(0.57)
03/31/2012	8.21	0.13	0.74	0.87	(0.36)	0.00	(0.36)
03/31/2011	7.13	0.14	1.42	1.56	(0.48)	0.00	(0.48)
03/31/2010	4.85	0.26	3.54	3.80	(1.52)	0.00	(1.52)
Class B
03/31/2014	9.64	(0.01)	1.74	1.73	(0.18)	(1.21)	(1.39)
03/31/2013	8.43	0.05	1.58	1.63	(0.41)	(0.01)	(0.42)
03/31/2012	7.93	0.07	0.72	0.79	(0.29)	0.00	(0.29)
03/31/2011	6.92	0.09	1.35	1.44	(0.43)	0.00	(0.43)
03/31/2010	4.74	0.20	3.47	3.67	(1.49)	0.00	(1.49)
Class C
03/31/2014	9.51	(0.01)	1.72	1.71	(0.18)	(1.21)	(1.39)
03/31/2013	8.42	0.05	1.54	1.59	(0.49)	(0.01)	(0.50)
03/31/2012	7.94	0.07	0.72	0.79	(0.31)	0.00	(0.31)
03/31/2011	6.93	0.08	1.37	1.45	(0.44)	0.00	(0.44)
03/31/2010	4.75	0.20	3.47	3.67	(1.49)	0.00	(1.49)

PIMCO StocksPLUS® AR Short Strategy Fund
Institutional Class
03/31/2014	$3.34	$0.04	$(0.65)	$(0.61)	$(0.06)	$0.00	$(0.06)
03/31/2013	3.65	0.06	(0.31)	(0.25)	(0.06)	0.00	(0.06)
03/31/2012	4.13	0.10	(0.46)	(0.36)	(0.12)	0.00	(0.12)
03/31/2011	4.66	0.08	(0.55)	(0.47)	(0.06)	0.00	(0.06)
03/31/2010	6.88	0.10	(1.83)	(1.73)	(0.13)	(0.36)	(0.49)
Class P
03/31/2014	3.34	0.03	(0.63)	(0.60)	(0.06)	0.00	(0.06)
03/31/2013	3.64	0.06	(0.31)	(0.25)	(0.05)	0.00	(0.05)
03/31/2012	4.13	0.10	(0.47)	(0.37)	(0.12)	0.00	(0.12)
03/31/2011	4.66	0.10	(0.57)	(0.47)	(0.06)	0.00	(0.06)
01/29/2010 - 03/31/2010	5.08	0.01	(0.41)	(0.40)	(0.02)	0.00	(0.02)
Class D
03/31/2014	3.25	0.02	(0.62)	(0.60)	(0.05)	0.00	(0.05)
03/31/2013	3.54	0.05	(0.31)	(0.26)	(0.03)	0.00	(0.03)
03/31/2012	4.01	0.09	(0.45)	(0.36)	(0.11)	0.00	(0.11)
03/31/2011	4.53	0.06	(0.53)	(0.47)	(0.05)	0.00	(0.05)
03/31/2010	6.71	0.08	(1.79)	(1.71)	(0.11)	(0.36)	(0.47)
Class A
03/31/2014	3.25	0.02	(0.61)	(0.59)	(0.05)	0.00	(0.05)
03/31/2013	3.54	0.05	(0.31)	(0.26)	(0.03)	0.00	(0.03)
03/31/2012	4.01	0.09	(0.45)	(0.36)	(0.11)	0.00	(0.11)
03/31/2011	4.53	0.06	(0.53)	(0.47)	(0.05)	0.00	(0.05)
03/31/2010	6.73	0.08	(1.80)	(1.72)	(0.12)	(0.36)	(0.48)

Please see footnotes on page 24.

22	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate**

$10.31	19.92%	$98,564	0.74%		0.74%		0.74%		0.74%		1.01%	392%
9.87	21.00	67,376	0.74		0.74		0.74		0.74		1.52	419
8.73	11.57	5,013	0.74		0.74		0.74		0.74		2.04	601
8.21	22.86	2,186	0.74		0.74		0.74		0.74		2.07	476
7.13	81.20	329	0.76		0.76		0.74		0.74		3.80	609

10.19	19.64	320,575	1.04		1.04		1.04		1.04		0.73	392
9.77	20.40	357,116	1.04		1.04		1.04		1.04		1.27	419
8.66	11.25	115,818	1.04		1.04		1.04		1.04		1.67	601
8.14	22.52	111,590	1.04		1.04		1.04		1.04		1.72	476
7.08	80.66	15,281	1.09		1.09		1.04		1.04		3.61	609

10.31	19.58	351,418	1.04		1.04		1.04		1.04		0.71	392
9.88	20.72	207,083	1.04		1.04		1.04		1.04		1.27	419
8.72	11.07	76,257	1.04		1.04		1.04		1.04		1.68	601
8.21	22.59	75,423	1.04		1.04		1.04		1.04		1.88	476
7.13	80.58	37,735	1.09		1.09		1.04		1.04		3.78	609

9.98	18.64	1,955	1.79		1.79		1.79		1.79		(0.06)	392
9.64	19.95	931	1.79		1.79		1.79		1.79		0.60	419
8.43	10.41	1,968	1.79		1.79		1.79		1.79		0.89	601
7.93	21.47	4,288	1.79		1.79		1.79		1.79		1.20	476
6.92	79.64	6,378	1.84		1.84		1.79		1.79		3.12	609

9.83	18.70	189,201	1.79		1.79		1.79		1.79		(0.06)	392
9.51	19.71	74,798	1.79		1.79		1.79		1.79		0.52	419
8.42	10.36	24,647	1.79		1.79		1.79		1.79		0.94	601
7.94	21.59	19,000	1.79		1.79		1.79		1.79		1.13	476
6.93	79.47	9,275	1.84		1.84		1.79		1.79		3.09	609

$2.67	(18.36)%	$5,093,625	0.64%		0.64%		0.64%		0.64%		1.25%	364%
3.34	(7.05)	5,959,231	0.65		0.65		0.64		0.64		1.74	297
3.65	(8.92)	1,454,709	0.66		0.66		0.64		0.64		2.40	635
4.13	(10.22)	1,308,042	0.66	(b)	0.66	(b)	0.66	(b)	0.66	(b)	1.79	483
4.66	(25.64)	752,805	0.69		0.69		0.69		0.69		1.93	406

2.68	(18.16)	45,285	0.74		0.74		0.74		0.74		1.15	364
3.34	(7.08)	82,363	0.75		0.75		0.74		0.74		1.71	297
3.64	(9.17)	38,120	0.76		0.76		0.74		0.74		2.46	635
4.13	(10.22)	10,955	0.76	(b)	0.76	(b)	0.76	(b)	0.76	(b)	2.28	483
4.66	(7.86)	9	0.79	*	0.79	*	0.79	*	0.79	*	1.28 *	406

2.60	(18.59)	52,114	1.04		1.04		1.04		1.04		0.85	364
3.25	(7.46)	76,016	1.05		1.05		1.04		1.04		1.48	297
3.54	(9.26)	70,353	1.06		1.06		1.04		1.04		2.15	635
4.01	(10.50)	78,865	1.06	(b)	1.06	(b)	1.06	(b)	1.06	(b)	1.27	483
4.53	(25.95)	114,034	1.09		1.09		1.09		1.09		1.61	406

2.61	(18.33)	67,670	1.04		1.04		1.04		1.04		0.85	364
3.25	(7.55)	143,603	1.05		1.05		1.04		1.04		1.50	297
3.54	(9.27)	145,473	1.06		1.06		1.04		1.04		2.12	635
4.01	(10.49)	177,651	1.06	(b)	1.06	(b)	1.06	(b)	1.06	(b)	1.34	483
4.53	(26.10)	155,362	1.09		1.09		1.09		1.09		1.56	406

Please see footnotes on page 24.

ANNUAL REPORT	MARCH 31, 2014	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)
Class C
03/31/2014	$3.17	$0.00	$(0.60)	$(0.60)	$(0.03)	$0.00	$(0.03)
03/31/2013	3.46	0.03	(0.31)	(0.28)	(0.01)	0.00	(0.01)
03/31/2012	3.93	0.05	(0.43)	(0.38)	(0.09)	0.00	(0.09)
03/31/2011	4.46	0.03	(0.53)	(0.50)	(0.03)	0.00	(0.03)
03/31/2010	6.65	0.05	(1.79)	(1.74)	(0.09)	(0.36)	(0.45)

PIMCO StocksPLUS® Long Duration Fund
Institutional Class
03/31/2014	$8.84	$0.29	$0.97	$1.26	$(0.61)	$(2.25)	$(2.86)
03/31/2013	8.14	0.28	1.68	1.96	(0.41)	(0.85)	(1.26)
03/31/2012	7.01	0.29	1.49	1.78	(0.19)	(0.46)	(0.65)
03/31/2011	8.17	0.34	1.48	1.82	(0.77)	(2.21)	(2.98)
03/31/2010	5.48	0.31	3.17	3.48	(0.29)	(0.50)	(0.79)

*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2010, the Fund’s advisory fee was decreased by 0.05% to an annual rate of 0.39%.

24	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate**

$2.54	(18.96)%	$22,645	1.79%	1.79%	1.79%	1.79%	0.10%	364%
3.17	(8.07)	27,676	1.80	1.80	1.79	1.79	0.72	297
3.46	(9.94)	27,889	1.81	1.81	1.79	1.79	1.37	635
3.93	(11.30)	26,572	1.81 (b)	1.81 (b)	1.81 (b)	1.81 (b)	0.58	483
4.46	(26.63)	23,040	1.84	1.84	1.84	1.84	0.89	406

$7.24	18.06%	$559,898	0.59%	0.59%	0.59%	0.59%	3.47%	73%
8.84	25.55	886,610	0.60	0.60	0.59	0.59	3.19	52
8.14	26.51	524,448	0.59	0.59	0.59	0.59	3.93	276
7.01	25.78	491,002	0.60	0.60	0.59	0.59	4.24	339
8.17	64.82	419,105	0.60	0.60	0.59	0.59	4.24	417

ANNUAL REPORT	MARCH 31, 2014	25

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	PIMCO Small Cap StocksPLUS® AR Strategy Fund	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® AR Short Strategy Fund	PIMCO StocksPLUS® Long Duration Fund

Assets:
Investments, at value
Investments in securities*	$1,118,705	$574,735	$1,143,407	$762,834	$932,055	$4,619,244	$494,344
Investments in Affiliates	303,982	148,350	303,657	344,830	284,655	1,409,481	73,398
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,128	835	11,143	4,151	5,494	5,872	3,767
Over the counter	56,769	23,443	149,153	3,879	2,817	5,806	1,340
Cash	0	613	20	5	140	0	5
Deposits with counterparty	11,797	8,528	31,050	25,986	17,724	79,733	15,254
Foreign currency, at value	545	6,673	436	1,141	1,461	1,366	484
Receivable for investments sold	44,271	169,449	61,281	123,615	119,115	122,465	2,153
Receivable for Fund shares sold	199	1,900	2,372	770	1,195	2,106	218
Interest and dividends receivable	7,045	2,922	7,419	3,316	6,317	25,653	4,905
Dividends receivable from Affiliates	62	33	70	68	60	256	9
Other assets	0	0	0	0	0	0	1
	1,544,503	937,481	1,710,008	1,270,595	1,371,033	6,271,982	595,878

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$7,772	$0	$0	$0	$0	$0	$30,302
Payable for short sales	0	91,497	0	4,459	0	1,058	1,115
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,254	248	1,333	301	1,074	11,731	193
Over the counter	3,566	14,088	2,336	2,189	2,075	644,575	211
Payable for investments purchased	101,791	93,526	122,271	59,183	116,336	324,136	2,044
Payable for investments in Affiliates purchased	62	33	70	68	60	256	9
Deposits from counterparty	48,926	17,028	132,667	48,878	68,359	5,441	780
Payable for Fund shares redeemed	5,001	736	3,905	1,355	2,491	508	1,069
Overdraft due to custodian	0	0	0	0	0	145	0
Accrued investment advisory fees	423	252	509	239	365	1,663	152
Accrued supervisory and administrative fees	281	217	422	285	344	1,086	105
Accrued distribution fees	12	71	179	49	177	24	0
Accrued servicing fees	8	46	124	69	108	18	0
Other liabilities	1	0	0	0	4	2	0
	169,097	217,742	263,816	117,075	191,393	990,643	35,980

Net Assets	$1,375,406	$719,739	$1,446,192	$1,153,520	$1,179,640	$5,281,339	$559,898

Net Assets Consist of:
Paid in capital	$1,265,752	$650,667	$1,403,966	$1,187,390	$1,067,813	$7,929,803	$507,501
Undistributed (overdistributed) net investment income	41,821	57,587	(2,950)	1,904	(3,448)	6,043	4,989
Accumulated undistributed net realized gain (loss)	1,444	(3,167)	(107,855)	(48,029)	104,192	(2,064,753)	18,063
Net unrealized appreciation (depreciation)	66,389	14,652	153,031	12,255	11,083	(589,754)	29,345
	$1,375,406	$719,739	$1,446,192	$1,153,520	$1,179,640	$5,281,339	$559,898

Cost of Investments in Securities	$1,107,570	$570,088	$1,130,919	$757,357	$925,090	$4,548,264	$471,296
Cost of Investments in Affiliates	$304,003	$148,338	$303,658	$344,811	$284,723	$1,409,645	$73,399
Cost of Foreign Currency Held	$544	$6,664	$445	$1,126	$1,445	$1,361	$480
Proceeds Received on Short Sales	$0	$91,420	$0	$4,457	$0	$1,062	$1,114
Cost or Premiums of Financial Derivative Instruments, net	$(2,129)	$(1,518)	$(1,369)	$(926)	$(1,478)	$(5,840)	$(150)

* Includes repurchase agreements of:	$423	$994	$0	$1,022	$17,400	$24,000	$6,959

26	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

(Amounts in thousands, except per share amounts)	PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	PIMCO Small Cap StocksPLUS® AR Strategy Fund	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® AR Short Strategy Fund	PIMCO StocksPLUS® Long Duration Fund

Net Assets:
Institutional Class	$1,291,476	$292,684	$292,658	$753,805	$217,927	$5,093,625	$559,898
Class P	9,763	36,840	123,335	21,165	98,564	45,285	NA
Administrative Class	2,555	NA	NA	5,873	NA	NA	NA
Class D	31,920	152,212	408,790	23,073	320,575	52,114	NA
Class A	30,278	167,561	456,429	212,884	351,418	67,670	NA
Class B	NA	604	NA	2,360	1,955	NA	NA
Class C	9,414	69,838	164,980	125,863	189,201	22,645	NA
Class R	NA	NA	NA	8,497	NA	NA	NA

Shares Issued and Outstanding:
Institutional Class	187,025	36,557	29,696	75,561	21,002	1,904,949	77,306
Class P	1,409	4,626	12,578	2,122	9,557	16,928	NA
Administrative Class	374	NA	NA	616	NA	NA	NA
Class D	4,686	19,659	42,220	2,441	31,454	20,048	NA
Class A	4,465	21,666	46,893	22,435	34,088	25,935	NA
Class B	NA	81	NA	259	196	NA	NA
Class C	1,428	9,540	17,800	13,687	19,241	8,931	NA
Class R	NA	NA	NA	875	NA	NA	NA

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$6.91	$8.01	$9.85	$9.98	$10.38	$2.67	$7.24
Class P	6.93	7.96	9.81	9.97	10.31	2.68	NA
Administrative Class	6.83	NA	NA	9.54	NA	NA	NA
Class D	6.81	7.74	9.68	9.45	10.19	2.60	NA
Class A	6.78	7.73	9.73	9.49	10.31	2.61	NA
Class B	NA	7.45	NA	9.11	9.98	NA	NA
Class C	6.59	7.32	9.27	9.20	9.83	2.54	NA
Class R	NA	NA	NA	9.71	NA	NA	NA

^	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2014	27

Statements of Operations

Year Ended March 31, 2014
(Amounts in thousands)	PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	PIMCO Small Cap StocksPLUS® AR Strategy Fund	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® AR Short Strategy Fund	PIMCO StocksPLUS® Long Duration Fund

Investment Income:
Interest, net of foreign taxes*	$19,977	$8,350	$15,692	$11,915	$18,749	$119,798	$23,662
Dividends	945	931	331	291	553	3,438	0
Dividends from Investments in Affiliates	1,167	204	1,287	574	1,112	6,355	195
Total Income	22,089	9,485	17,310	12,780	20,414	129,591	23,857

Expenses:
Investment advisory fees	4,999	2,966	5,491	2,248	4,503	26,780	2,055
Supervisory and administrative fees	3,293	2,484	4,436	2,728	4,141	17,507	1,409
Distribution and/or servicing fees - Administrative Class	4	0	0	15	0	0	0
Distribution and/or servicing fees - Class D	61	390	882	56	819	156	0
Distribution fees - Class B	0	4	0	15	12	0	0
Distribution fees - Class C	51	334	887	476	1,068	193	0
Distribution fees - Class R	0	0	0	23	0	0	0
Servicing fees - Class A	49	300	856	450	744	236	0
Servicing fees - Class B	0	2	0	5	4	0	0
Servicing fees - Class C	17	111	295	238	356	64	0
Servicing fees - Class R	0	0	0	22	0	0	0
Trustee fees	4	2	4	3	3	14	1
Interest expense	46	35	60	59	56	32	32
Total Expenses	8,524	6,628	12,911	6,338	11,706	44,982	3,497

Net Investment Income	13,565	2,857	4,399	6,442	8,708	84,609	20,360

Net Realized Gain (Loss):
Investments in securities	10,126	(705)	(4,487)	6,903	(2,761)	(12,318)	(4,237)
Investments in Affiliates	(187)	(23)	(90)	(68)	(96)	(360)	(134)
Exchange-traded or centrally cleared financial derivative instruments	1,515	(927)	103,968	77,242	125,216	(877,062)	105,339
Over the counter financial derivative instruments	131,125	61,477	48,407	122,158	110,967	(10,013)	14,354
Foreign currency	(484)	105	(383)	(339)	(199)	(2,380)	100
Net Realized Gain (Loss)	142,095	59,927	147,415	205,896	233,127	(902,133)	115,422

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(11,432)	(553)	(2,362)	(1,736)	(10,250)	(34,698)	(29,206)
Investments in Affiliates	(21)	18	(3)	17	(67)	(108)	117
Exchange-traded or centrally cleared financial derivative instruments	742	1,769	(18,917)	(10,308)	(11,820)	71,258	(14,662)
Over the counter financial derivative instruments	43,453	4,390	128,851	(22,345)	(17,183)	(642,641)	123
Foreign currency assets and liabilities	(54)	52	144	50	(32)	122	10
Net Change in Unrealized Appreciation (Depreciation)	32,688	5,676	107,713	(34,322)	(39,352)	(606,067)	(43,618)
Net Gain (Loss)	174,783	65,603	255,128	171,574	193,775	(1,508,200)	71,804

Net Increase (Decrease) in Net Assets Resulting from Operations	$188,348	$68,460	$259,527	$178,016	$202,483	$(1,423,591)	$92,164

* Foreign tax withholdings	$0	$0	$0	$0	$0	$44	$0

28	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)		PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)		PIMCO Small Cap StocksPLUS® AR Strategy Fund

(Amounts in thousands)	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013

Increase in Net Assets from:

Operations:
Net investment income	$13,565	$15,859	$2,857	$2,102	$4,399	$6,579
Net realized gain	142,095	157,206	59,927	49,933	147,415	99,403
Net change in unrealized appreciation	32,688	9,598	5,676	10,013	107,713	21,143
Net increase resulting from operations	188,348	182,663	68,460	62,048	259,527	127,125

Distributions to Shareholders:
From net investment income
Institutional Class	(133,322)	(74,313)	(17,361)	(14,275)	(17,779)	(17,956)
Class P	(831)	(1,634)	(1,399)	(157)	(6,694)	(1,845)
Administrative Class	(178)	(9)	0	0	0	0
Class D	(2,512)	(1,724)	(8,073)	(4,925)	(21,703)	(9,062)
Class A	(2,359)	(696)	(6,582)	(2,535)	(22,665)	(6,814)
Class B	0	0	(29)	(48)	0	0
Class C	(798)	(152)	(2,306)	(687)	(7,811)	(2,127)
From net realized capital gains
Institutional Class	(27,574)	(8,992)	(910)	(2,326)	(19,851)	0
Class P	(174)	(203)	(88)	(23)	(7,413)	0
Administrative Class	(36)	(0)^	0	0	0	0
Class D	(528)	(220)	(418)	(682)	(24,373)	0
Class A	(463)	(79)	(440)	(445)	(26,001)	0
Class B	0	0	(2)	(10)	0	0
Class C	(173)	(22)	(176)	(137)	(9,571)	0

Total Distributions	(168,948)	(88,044)	(37,784)	(26,250)	(163,861)	(37,804)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	185,946	136,522	125,687	383,233	482,997	427,759

Total Increase in Net Assets	205,346	231,141	156,363	419,031	578,663	517,080

Net Assets:
Beginning of year	1,170,060	938,919	563,376	144,345	867,529	350,449
End of year*	$1,375,406	$1,170,060	$719,739	$563,376	$1,446,192	$867,529

* Including undistributed (overdistributed) net investment income of:	$41,821	$44,806	$57,587	$27,979	$(2,950)	$(261)

**	See Note 12 in the Notes to Financial Statements.
^	Amount is less than $500.

ANNUAL REPORT	MARCH 31, 2014	29

Statements of Changes in Net Assets (Cont.)

	PIMCO StocksPLUS® Fund		PIMCO StocksPLUS® Absolute Return Fund		PIMCO StocksPLUS® AR Short Strategy Fund		PIMCO StocksPLUS® Long Duration Fund

(Amounts in thousands)	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$6,442	$12,873	$8,708	$9,715	$84,609	$61,189	$20,360	$22,875
Net realized gain (loss)	205,896	156,896	233,127	117,358	(902,133)	(567,467)	115,422	118,442
Net change in unrealized appreciation (depreciation)	(34,322)	(7,766)	(39,352)	27,417	(606,067)	17,595	(43,618)	21,179
Net increase (decrease) resulting from operations	178,016	162,003	202,483	154,490	(1,423,591)	(488,683)	92,164	162,496

Distributions to Shareholders:
From net investment income
Institutional Class	(26,300)	(31,761)	(6,323)	(17,436)	(127,307)	(46,815)	(42,000)	(36,022)
Class P	(910)	(167)	(2,501)	(2,141)	(1,125)	(944)	0	0
Administrative Class	(280)	(151)	0	0	0	0	0	0
Class D	(1,053)	(1,281)	(6,749)	(22,189)	(998)	(608)	0	0
Class A	(8,812)	(2,580)	(7,112)	(7,684)	(1,282)	(864)	0	0
Class B	(89)	(20)	(38)	(49)	0	0	0	0
Class C	(4,477)	(1,026)	(3,283)	(2,493)	(282)	(100)	0	0
Class R	(416)	(121)	0	0	0	0	0	0
From net realized capital gains
Institutional Class	(32,120)	(56,448)	(28,107)	(346)	0	0	(145,157)	(72,286)
Class P	(1,238)	(152)	(12,252)	(44)	0	0	0	0
Administrative Class	(462)	(245)	0	0	0	0	0	0
Class D	(1,381)	(3,524)	(34,802)	(468)	0	0	0	0
Class A	(15,192)	(5,505)	(36,299)	(155)	0	0	0	0
Class B	(196)	(88)	(231)	(1)	0	0	0	0
Class C	(8,556)	(3,431)	(19,812)	(57)	0	0	0	0
Class R	(756)	(311)	0	0	0	0	0	0

Total Distributions	(102,238)	(106,811)	(157,509)	(53,063)	(130,994)	(49,331)	(187,157)	(108,308)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	1,351	(440,996)	99,877	542,512	547,035	5,090,359	(231,719)	307,974

Total Increase (Decrease) in Net Assets	77,129	(385,804)	144,851	643,939	(1,007,550)	4,552,345	(326,712)	362,162

Net Assets:
Beginning of year	1,076,391	1,462,195	1,034,789	390,850	6,288,889	1,736,544	886,610	524,448
End of year*	$1,153,520	$1,076,391	$1,179,640	$1,034,789	$5,281,339	$6,288,889	$559,898	$886,610

* Including undistributed (overdistributed) net investment income of:	$1,904	$36,149	$(3,448)	$(244)	$6,043	$36,993	$4,989	$13,535

**	See Note 12 in the Notes to Financial Statements.

30	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 81.3%

BANK LOAN OBLIGATIONS 0.1%
HCA, Inc.
2.653% due 05/01/2016		$1,700	$1,702

Total Bank Loan Obligations (Cost $1,697)			1,702

CORPORATE BONDS & NOTES 21.6%

BANKING & FINANCE 15.0%
Abbey National Treasury Services PLC
1.819% due 04/25/2014		5,400	5,406
Ally Financial, Inc.
4.625% due 06/26/2015		2,400	2,491
6.750% due 12/01/2014		13,213	13,724
8.300% due 02/12/2015		2,400	2,542
American Honda Finance Corp.
0.740% due 10/07/2016		3,200	3,228
American International Group, Inc.
4.900% due 06/02/2014	CAD	1,500	1,364
5.050% due 10/01/2015		$500	532
ASIF
3.000% due 02/17/2017	EUR	200	273
Banco del Estado de Chile
4.125% due 10/07/2020		$2,000	2,079
Banco Santander Brasil S.A.
4.250% due 01/14/2016		300	312
4.500% due 04/06/2015		500	518
4.625% due 02/13/2017		5,000	5,287
Banco Santander Chile
1.837% due 01/19/2016		1,000	993
Bank of America Corp.
3.750% due 07/12/2016		2,800	2,963
Banque PSA Finance S.A.
2.143% due 04/04/2014		600	601
Barclays Bank PLC
10.179% due 06/12/2021		11,400	15,342
BBVA Bancomer S.A.
4.500% due 03/10/2016		200	213
6.500% due 03/10/2021		200	217
6.750% due 09/30/2022		2,200	2,414
CIT Group, Inc.
4.750% due 02/15/2015		2,600	2,678
5.250% due 04/01/2014		7,300	7,300
Citigroup, Inc.
0.505% due 06/09/2016		7,900	7,808
0.916% due 11/15/2016		7,000	7,039
1.250% due 01/15/2016		2,500	2,510
4.875% due 05/07/2015		900	938
5.000% due 09/15/2014		8,800	8,972
Credit Agricole Home Loan SFH
0.987% due 07/21/2014		1,600	1,603
Eksportfinans ASA
2.000% due 09/15/2015		3,100	3,084
Export-Import Bank of Korea
4.000% due 01/29/2021		2,200	2,325
Ford Motor Credit Co. LLC
1.700% due 05/09/2016		3,100	3,136
2.500% due 01/15/2016		2,500	2,568
2.750% due 05/15/2015		2,300	2,348
3.875% due 01/15/2015		3,600	3,687
5.625% due 09/15/2015		2,000	2,133
7.000% due 04/15/2015		1,900	2,022
8.000% due 12/15/2016		200	234
8.700% due 10/01/2014		9,200	9,576
12.000% due 05/15/2015		600	674
General Electric Capital Corp.
0.892% due 07/12/2016		2,700	2,727

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HBOS PLC
0.934% due 09/30/2016		$3,000	$2,979
International Lease Finance Corp.
4.875% due 04/01/2015		5,000	5,200
5.650% due 06/01/2014		700	706
6.500% due 09/01/2014		2,100	2,152
6.750% due 09/01/2016		100	112
8.625% due 09/15/2015		2,756	3,045
JPMorgan Chase & Co.
0.687% due 04/23/2015		18,400	18,460
0.854% due 02/26/2016		4,900	4,926
3.150% due 07/05/2016		2,100	2,199
3.450% due 03/01/2016		800	838
4.750% due 03/01/2015		600	623
Korea Development Bank
3.500% due 08/22/2017		300	318
4.375% due 08/10/2015		200	210
Korea Exchange Bank
3.125% due 06/26/2017		1,500	1,561
Korea Finance Corp.
3.250% due 09/20/2016		100	105
Lloyds Bank PLC
12.000% due 12/16/2024 (d)		200	274
Morgan Stanley
3.800% due 04/29/2016		1,200	1,265
National Australia Bank Ltd.
0.962% due 04/11/2014		2,100	2,100
Nordea Bank AB
0.591% due 04/04/2017		3,000	3,000
Nordea Eiendomskreditt A/S
0.660% due 04/07/2015		900	900
Northern Rock Asset Management PLC
5.625% due 06/22/2017		500	563
Nykredit Realkredit A/S
2.000% due 04/01/2014	DKK	13,500	2,491
Principal Life Income Funding Trusts
5.550% due 04/27/2015		$100	105
Qatari Diar Finance Co.
3.500% due 07/21/2015		100	104
RCI Banque S.A.
2.112% due 04/11/2014		1,600	1,601
Realkredit Danmark A/S
2.000% due 04/01/2014	DKK	24,100	4,447
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)		$200	218
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		1,000	1,031
SLM Corp.
5.000% due 04/15/2015		1,200	1,248
6.250% due 01/25/2016		1,855	2,001
Springleaf Finance Corp.
6.900% due 12/15/2017		2,000	2,205
SSIF Nevada LP
0.942% due 04/14/2014		3,900	3,901
State Bank of India
4.500% due 07/27/2015		1,000	1,036
Stone Street Trust
5.902% due 12/15/2015		300	323

			206,108

INDUSTRIALS 5.5%
21st Century Fox America, Inc.
5.300% due 12/15/2014		1,300	1,344
AbbVie, Inc.
0.996% due 11/06/2015		1,000	1,010
Asciano Finance Ltd.
5.000% due 04/07/2018		500	538

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Braskem Finance Ltd.
5.750% due 04/15/2021	$2,700	$2,710
Campbell Soup Co.
0.538% due 08/01/2014	7,610	7,617
Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019	300	349
Daimler Finance North America LLC
0.585% due 03/10/2017	5,900	5,908
DISH DBS Corp.
7.750% due 05/31/2015	200	215
Eaton Corp.
0.563% due 06/16/2014	3,560	3,562
Enbridge, Inc.
0.883% due 10/01/2016	2,600	2,609
General Mills, Inc.
0.586% due 05/16/2014	3,775	3,777
GTL Trade Finance, Inc.
7.250% due 10/20/2017	600	680
HCA, Inc.
6.375% due 01/15/2015	1,600	1,664
7.875% due 02/15/2020	1,700	1,814
8.500% due 04/15/2019	1,300	1,361
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	100	105
Indian Oil Corp. Ltd.
4.750% due 01/22/2015	700	715
Johnson & Johnson
0.303% due 11/28/2016	10,100	10,117
Kroger Co.
0.804% due 10/17/2016	3,300	3,306
MGM Resorts International
6.875% due 04/01/2016	3,800	4,171
NBCUniversal Media LLC
2.100% due 04/01/2014	2,000	2,000
PepsiCo, Inc.
0.436% due 07/30/2015	9,000	9,018
Reynolds American, Inc.
1.050% due 10/30/2015	1,100	1,100
Rohm & Haas Co.
6.000% due 09/15/2017	29	33
STATS ChipPAC Ltd.
4.500% due 03/20/2018	600	605
United Airlines, Inc.
6.750% due 09/15/2015	900	920
Volkswagen International Finance NV
0.566% due 11/18/2015	8,200	8,222
Woodside Finance Ltd.
4.500% due 11/10/2014	300	307

		75,777

UTILITIES 1.1%
Majapahit Holding BV
7.750% due 01/20/2020	200	230
Rosneft Finance S.A.
6.625% due 03/20/2017	800	861
Shell International Finance BV
0.307% due 11/10/2015	2,900	2,902
0.446% due 11/15/2016	2,400	2,404
Verizon Communications, Inc.
1.763% due 09/15/2016	1,100	1,132
1.984% due 09/14/2018	3,500	3,680
2.500% due 09/15/2016	1,000	1,036
3.650% due 09/14/2018	2,300	2,452

		14,697

Total Corporate Bonds & Notes (Cost $292,568)		296,582

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	31

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 2.6%

ARIZONA 0.1%
University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	$1,000	$1,103

CALIFORNIA 0.6%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	134
6.918% due 04/01/2040	900	1,171
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	100	135
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	1,600	1,999
La Quinta Financing Authority, California Tax Allocation Bonds, Series 2011
8.070% due 09/01/2036	1,400	1,473
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,000	1,135
5.813% due 06/01/2040	1,300	1,477
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	200	222

		7,746

FLORIDA 1.1%
Tallahassee, Florida Revenue Bonds, Series 2007
5.000% due 10/01/2037	14,500	15,376

ILLINOIS 0.0%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	100	118

LOUISIANA 0.1%
New Orleans, Louisiana General Obligation Bonds, (BABs), Series 2010
8.300% due 12/01/2029	600	706

NEBRASKA 0.0%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	100	110

NEW JERSEY 0.1%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,000	1,360

NEW YORK 0.5%
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2030	3,900	4,244
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	100	108
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
0.555% due 11/15/2028	2,900	2,900

		7,252

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORTH CAROLINA 0.1%
Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2012
5.000% due 01/15/2030	$1,000	$1,077
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	100	109

		1,186

OHIO 0.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	100	87

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	100	119

TEXAS 0.0%
San Antonio, Texas City Public Service Board Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	400	486

Total Municipal Bonds & Notes (Cost $34,903)		35,649

U.S. GOVERNMENT AGENCIES 15.6%
Fannie Mae
0.504% due 07/25/2037	70	70
0.534% due 07/25/2037	72	72
0.554% due 09/25/2035	102	102
0.564% due 09/25/2035	158	159
0.874% due 06/25/2037	244	247
0.875% due 08/28/2017	3,300	3,272
0.875% due 10/26/2017 (k)	9,400	9,275
0.875% due 12/20/2017 (h)	6,800	6,693
0.884% due 06/25/2040	738	746
0.894% due 03/25/2040	191	194
1.250% due 01/30/2017	2,800	2,833
2.310% due 08/01/2022	100	96
4.000% due 07/01/2025 - 04/25/2042	8,915	9,375
4.500% due 07/01/2018 - 04/01/2044	54,624	58,312
5.000% due 02/13/2017 - 09/01/2041	13,741	15,057
5.375% due 06/12/2017	700	793
5.500% due 02/01/2018 - 04/01/2044	54,531	60,185
6.000% due 07/01/2036 - 05/01/2044	11,601	12,929
6.500% due 10/01/2035	43	48
FDIC Structured Sale Guaranteed Notes
0.655% due 11/29/2037	718	718
Freddie Mac
0.725% due 06/15/2041	1,485	1,493
0.855% due 08/15/2037	200	203
0.865% due 10/15/2037	43	43
0.875% due 05/15/2037 - 09/15/2037	233	236
1.000% due 03/08/2017	3,700	3,712
1.250% due 05/12/2017	2,300	2,320
4.000% due 06/15/2038 - 07/15/2042	3,177	3,296
4.500% due 11/01/2040 - 05/01/2044	12,000	12,754

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 03/01/2038		$4,479	$4,872
5.500% due 08/23/2017 - 07/01/2038		1,077	1,213
Ginnie Mae
5.000% due 08/15/2038 - 05/15/2039		1,589	1,740
6.000% due 08/15/2037		220	250
Small Business Administration
4.430% due 05/01/2029		196	210
5.290% due 12/01/2027		44	48
5.490% due 03/01/2028		345	388
6.220% due 12/01/2028		55	63

Total U.S. Government Agencies (Cost $213,025)			214,017

U.S. TREASURY OBLIGATIONS 10.4%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2017 (k)		309	318
0.125% due 07/15/2022		3,356	3,290
0.375% due 07/15/2023		2,714	2,686
0.625% due 07/15/2021		3,840	3,957
1.125% due 01/15/2021		107	113
1.250% due 07/15/2020		214	231
1.750% due 01/15/2028		3,573	3,962
2.000% due 07/15/2014 (i)(k)		16,006	16,275
2.000% due 01/15/2026		707	806
2.375% due 01/15/2025		10,051	11,848
2.375% due 01/15/2027		12,392	14,725
2.500% due 01/15/2029		7,408	9,003
3.625% due 04/15/2028		578	787
3.875% due 04/15/2029		1,280	1,809
U.S. Treasury Notes
0.625% due 12/15/2016 (f)		36,500	36,368
0.625% due 02/15/2017		22,900	22,758
0.750% due 01/15/2017		12,500	12,484
0.750% due 03/15/2017 (f)		1,900	1,893

Total U.S. Treasury Obligations (Cost $146,577)			143,313

MORTGAGE-BACKED SECURITIES 6.0%
Banc of America Commercial Mortgage Trust
5.598% due 06/10/2049		600	662
5.611% due 04/10/2049		118	120
Bear Stearns Alt-A Trust
0.314% due 02/25/2034		149	142
Chaseflex Trust
0.454% due 07/25/2037		1,708	1,301
Citigroup Commercial Mortgage Trust
4.733% due 10/15/2041		5,169	5,224
Countrywide Alternative Loan Trust
0.314% due 02/25/2047		128	112
0.334% due 05/25/2047		907	759
0.504% due 05/25/2037 ^		7,974	5,336
1.129% due 02/25/2036		74	66
Countrywide Home Loan Mortgage Pass-Through Trust
2.498% due 11/25/2034		47	44
2.500% due 02/20/2035		75	73
Credit Suisse Commercial Mortgage Trust
5.460% due 09/15/2039		4,337	4,688
Credit Suisse First Boston Mortgage Securities Corp.
5.113% due 07/15/2036		4,374	4,402
DBRR Trust
0.853% due 02/25/2045		2,727	2,715
Eddystone Finance PLC
1.045% due 04/19/2021	GBP	2,216	3,637
Epic Opera Arlington Ltd.
0.770% due 07/28/2016		366	609

32	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Granite Master Issuer PLC
0.417% due 12/20/2054		$404	$401
0.454% due 12/20/2054	EUR	927	1,271
0.514% due 12/20/2054		343	471
0.724% due 12/20/2054	GBP	4,066	6,736
0.804% due 12/20/2054		1,855	3,075
Granite Mortgages PLC
0.682% due 01/20/2044	EUR	20	27
0.843% due 03/20/2044	GBP	864	1,436
0.843% due 06/20/2044		703	1,176
0.900% due 01/20/2044		20	33
0.903% due 09/20/2044		90	149
GS Mortgage Securities Trust
7.280% due 07/13/2030		$2,600	2,634
GSR Mortgage Loan Trust
2.650% due 09/25/2035		889	904
5.021% due 11/25/2035		22	22
6.000% due 03/25/2037		23	21
Indus Eclipse PLC
0.690% due 01/25/2020	GBP	376	615
JPMorgan Chase Commercial Mortgage Securities Trust
5.336% due 05/15/2047		$600	656
5.420% due 01/15/2049		300	330
JPMorgan Mortgage Trust
2.755% due 07/25/2035		6,108	6,085
2.757% due 08/25/2034		354	358
3.319% due 02/25/2035		7	7
5.750% due 01/25/2036 ^		18	17
LB Commercial Mortgage Trust
5.823% due 07/15/2044		5,769	6,360
Leek Finance Ltd.
0.803% due 12/21/2037	GBP	1,469	2,536
Merrill Lynch Floating Trust
0.692% due 07/09/2021		$4,752	4,747
Merrill Lynch Mortgage Investors Trust
0.364% due 02/25/2036		21	19
0.404% due 11/25/2035		36	35
5.062% due 09/25/2035		583	563
Morgan Stanley Capital Trust
5.439% due 02/12/2044		249	251
5.610% due 04/15/2049		88	90
Nomura Asset Acceptance Corp.
4.976% due 05/25/2035		39	37
Residential Accredit Loans, Inc. Trust
0.339% due 08/25/2036		1,271	972
1.491% due 09/25/2045		140	115
5.500% due 01/25/2035		7,691	7,939
Silenus European Loan Conduit Ltd.
0.438% due 05/15/2019	EUR	604	815
Structured Asset Mortgage Investments Trust
0.284% due 03/25/2037		$77	59
0.406% due 07/19/2035		33	33
Titan Europe PLC
0.802% due 10/23/2016	GBP	688	1,131
Wachovia Bank Commercial Mortgage Trust
0.235% due 06/15/2020		$32	32
WaMu Mortgage Pass-Through Certificates
0.859% due 01/25/2047		46	44
1.135% due 02/25/2046		255	238
1.331% due 11/25/2042		174	169
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 11/25/2034		597	610
2.615% due 01/25/2035		31	31

Total Mortgage-Backed Securities (Cost $80,148)			83,140

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 2.3%
Asset-Backed Securities Corp. Home Equity Loan Trust
0.794% due 07/25/2035		$300	$272
Bear Stearns Asset-Backed Securities Trust
0.314% due 08/25/2036		2,173	1,703
BNC Mortgage Loan Trust
0.254% due 05/25/2037		41	39
Centurion CDO Ltd.
0.555% due 03/08/2017		2,349	2,344
Citibank Omni Master Trust
2.905% due 08/15/2018		1,800	1,818
Cornerstone CLO Ltd.
0.459% due 07/15/2021		2,800	2,746
Duane Street CLO Ltd.
0.492% due 01/11/2021		3,538	3,504
Eurocredit CDO BV
0.900% due 10/20/2016	EUR	639	881
First Franklin Mortgage Loan Trust
0.644% due 09/25/2035		$1,000	909
GSAMP Trust
0.224% due 12/25/2036		29	15
Hillmark Funding
0.484% due 05/21/2021		866	843
ING Investment Management CLO Ltd.
0.506% due 12/01/2017		245	243
Lafayette CLO Ltd.
1.635% due 09/06/2022		272	272
MASTR Asset-Backed Securities Trust
0.204% due 01/25/2037		37	14
SG Mortgage Securities Trust
0.334% due 02/25/2036		13,460	7,674
SLM Student Loan Trust
0.564% due 12/15/2023	EUR	975	1,325
1.255% due 08/15/2023		$4,522	4,550
3.405% due 05/16/2044		329	350
Soundview Home Loan Trust
0.234% due 06/25/2037		18	10
Specialty Underwriting & Residential Finance Trust
0.214% due 01/25/2038		1	2
Venture CDO Ltd.
0.457% due 07/22/2021		600	585
Wells Fargo Home Equity Asset-Backed Securities Trust
0.744% due 11/25/2035		1,000	859

Total Asset-Backed Securities (Cost $30,381)			30,958

SOVEREIGN ISSUES 11.6%
Autonomous Community of Valencia
4.000% due 11/02/2016	EUR	4,100	5,949
4.375% due 07/16/2015		400	572
Italy Buoni Poliennali Del Tesoro
2.250% due 05/15/2016		3,100	4,394
2.750% due 12/01/2015		1,600	2,280
3.000% due 04/15/2015		1,600	2,258
3.000% due 06/15/2015		2,700	3,825
3.000% due 11/01/2015		300	428
3.750% due 08/01/2015		10,700	15,336
4.500% due 07/15/2015		17,600	25,436
4.750% due 09/15/2016		200	301
Italy Certificati Di Credito Del Tesoro
0.000% due 06/30/2015		3,900	5,329
0.000% due 12/31/2015		400	544
Qatar Government International Bond
5.250% due 01/20/2020		$1,600	1,820

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Spain Government International Bond
2.100% due 04/30/2017	EUR	7,100	$10,048
3.000% due 04/30/2015		5,700	8,055
3.150% due 01/31/2016		100	144
3.250% due 04/30/2016		600	868
3.300% due 07/30/2016		12,000	17,448
3.750% due 10/31/2015		2,300	3,321
4.000% due 07/30/2015		27,400	39,420
4.250% due 10/31/2016		8,100	12,085

Total Sovereign Issues (Cost $156,407)			159,861

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (a)		8,000	0

Total Convertible Preferred Securities (Cost $0)			0

EXCHANGE-TRADED FUNDS 1.8%
iShares MSCI EAFE Index Fund		366,234	24,600

Total Exchange-Traded Funds (Cost $23,782)			24,600

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 9.3%

CERTIFICATES OF DEPOSIT 3.0%
Credit Suisse
0.465% due 03/17/2015		$900	900
0.474% due 03/31/2015		12,600	12,600
0.644% due 12/07/2015		4,900	4,909
Intesa Sanpaolo SpA
1.650% due 04/07/2015		12,400	12,404
Itau Unibanco Holding S.A.
0.000% due 10/31/2014		11,000	10,928

			41,741

COMMERCIAL PAPER 0.3%
Entergy Corp.
0.950% due 05/05/2014		3,500	3,497
Ford Motor Credit Co. LLC
0.840% due 06/02/2014		400	400
0.900% due 07/01/2014		400	399

			4,296

REPURCHASE AGREEMENTS (e) 0.0%
			423

MEXICO TREASURY BILLS 6.0%
3.508% due 04/03/2014 - 09/04/2014 (b)	MXN	1,085,992	82,423

Total Short-Term Instruments (Cost $128,082)			128,883

Total Investments in Securities (Cost $1,107,570)			1,118,705

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	33

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 22.1%

SHORT-TERM INSTRUMENTS 22.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 22.1%
PIMCO Short-Term Floating NAV Portfolio	417	$4
PIMCO Short-Term Floating NAV Portfolio III	30,425,144	303,978

Total Short-Term Instruments (Cost $304,003)		303,982

Total Investments in Affiliates (Cost $304,003)		303,982

Total Investments 103.4% (Cost $1,411,573)		$1,422,687

Financial Derivative Instruments (g)(j) 3.9% (Cost or Premiums, net $(2,129))		53,077

Other Assets and Liabilities, net (7.3%)		(100,358)

Net Assets 100.0%		$1,375,406

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$423	Fannie Mae 2.260% due 10/17/2022	$(433)	$423	$423

Total Repurchase Agreements						$(433)	$423	$423

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions
BCY	0.100%	03/31/2014	04/01/2014	$(7,772)	$(7,772)

Total Sale-Buyback Transactions					$(7,772)

(2)

As of March 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended March 31, 2014 was $10,442 at a weighted average interest rate of (0.198%).

34	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(f)	Securities with an aggregate market value of $7,772 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
SSB	$423	$0	$0	$0	$423	$(433)	$(10)

Master Securities Forward Transaction Agreement
BCY	0	0	(7,772)	0	(7,772)	7,772	0
SAL	0	0	0	0	0	(25)	(25)

Total Borrowings and Other Financing Transactions	$423	$0	$(7,772)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,820.000	06/21/2014	189	$(756)	$(573)
Call - CBOE S&P 500 Index	1,920.000	06/21/2014	399	(744)	(681)

				$(1,500)	$(1,254)

Total Written Options				$(1,500)	$(1,254)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2014	428	$25	$5	$0
90-Day Eurodollar December Futures	Long	12/2015	1,884	(567)	188	0
90-Day Eurodollar June Futures	Long	06/2016	170	170	11	0
90-Day Eurodollar March Futures	Long	03/2016	456	416	40	0
90-Day Eurodollar September Futures	Long	09/2015	2,893	426	253	0
90-Day Eurodollar September Futures	Long	09/2016	26	(19)	1	0

Total Futures Contracts				$451	$498	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-22 5-Year Index	1.000%	06/20/2019	$ 42,100	$659	$51	$32	$0
iTraxx Europe 21 5-Year Index	1.000%	06/20/2019	EUR 10,350	177	40	27	0

				$836	$91	$59	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	35

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$5,100	$(67)	$(61)	$2	$0
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	107,100	755	(72)	34	0
Pay	3-Month USD-LIBOR	3.000%	09/21/2017	4,500	28	20	0	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	52,500	7,621	4,730	233	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	61,800	(69)	(3,988)	302	0

					$8,268	$629	$571	$0

Total Swap Agreements					$9,104	$720	$630	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(h)	Securities with an aggregate market value of $6,693 have been pledged as collateral as of March 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(i)	Securities with an aggregate market value of $1,800 and cash of $10,453 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$498	$630	$1,128	$(1,254)	$0	$0	$(1,254)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		EUR	63,898	$		87,700	$0	$(329)
	05/2014			316			434	0	(1)

BPS	04/2014		AUD	1,100			980	0	(41)
	04/2014		MXN	101,884			7,699	0	(89)
	05/2014			15,181			1,159	1	0
	06/2014			287,426			21,705	0	(181)
	08/2014		EUR	100			127	0	(11)

BRC	04/2014			17,072			23,680	179	(18)
	04/2014		GBP	8,942			14,851	0	(56)
	05/2014		AUD	1,100			1,013	0	(5)
	05/2014	$		3,375		EUR	2,450	0	0
	05/2014			1,001		GBP	605	8	0

CBK	04/2014		EUR	200	$		253	0	(22)
	05/2014		JPY	197,415			1,936	23	0
	05/2014	$		17		DKK	90	0	0
	06/2014		CAD	1,628	$		1,467	0	(3)
	06/2014		MXN	91,913			6,875	0	(131)
	09/2014			207,367			15,439	0	(256)

DUB	04/2014		DKK	38,257			6,945	0	(114)

FBF	06/2014		EUR	300			380	0	(33)

GLM	04/2014			16,586			23,033	183	0
	09/2014		MXN	208,656			15,536	0	(257)

HUS	04/2014	$		5,525		EUR	4,005	0	(8)

JPM	06/2014		MXN	36,318	$		2,763	0	0

MSC	04/2014			120,984			9,085	0	(162)

RYL	04/2014	$		164,908		EUR	119,698	0	(6)

	04/2014			14,735		GBP	8,942	173	0
	05/2014		EUR	119,698	$		164,899	8	0

36	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
RYL	05/2014	GBP	8,942	$	14,731	$0	$(173)

UAG	04/2014	EUR	26,147		35,868	0	(153)

Total Forward Foreign Currency Contracts						$575	$(2,049)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-21 5-Year Index	Buy	0.550%	06/18/2014	$400	$0	$0
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.850%	06/18/2014	400	(1)	0

CBK	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	06/18/2014	300	0	0

JPM	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	06/18/2014	800	(1)	(1)

						$(2)	$(1)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	$700	$(39)	$(36)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$	1,300	$(11)	$(1)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020		2,700	(24)	(3)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		300	(3)	0

							$(38)	$(4)

Total Written Options							$(79)	$(41)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at 03/31/2013	52	$142,600	EUR	26,900	$(659)
Sales	849	665,500		0	(4,555)
Closing Buys	(63)	(33,100)		0	429
Expirations	(125)	(659,600)		(17,800)	2,671
Exercised	(125)	(108,500)		(9,100)	535

Balance at 03/31/2014	588	$6,900	EUR	0	$(1,579)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	12/20/2016	0.953%	$ 12,500	$(145)	$165	$20	$0
	General Electric Capital Corp.	1.000%	12/20/2015	0.322%	400	(8)	13	5	0
	General Electric Capital Corp.	1.000%	09/20/2016	0.366%	3,000	(70)	118	48	0
	Italy Government International Bond	1.000%	06/20/2019	1.316%	2,500	(45)	7	0	(38)
	MetLife, Inc.	1.000%	12/20/2015	0.212%	500	(24)	31	7	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%	900	(2)	11	9	0
	Prudential Financial, Inc.	1.000%	12/20/2015	0.192%	300	(9)	13	4	0

BRC	Brazil Government International Bond	1.000%	09/20/2015	0.514%	1,000	(8)	15	7	0
	Brazil Government International Bond	1.000%	12/20/2015	0.607%	1,300	(7)	17	10	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.625%	700	(12)	18	6	0

BRC	Mexico Government International Bond	1.000%	09/20/2015	0.278%	1,000	(8)	19	11	0

CBK	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.254%	1,200	(9)	31	22	0
	Brazil Government International Bond	1.000%	06/20/2016	0.729%	2,000	(6)	19	13	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	37

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Indonesia Government International Bond	1.000%	06/20/2016	0.625%	$ 100	$(2)	$3	$1	$0
	MetLife, Inc.	1.000%	12/20/2014	0.087%	800	(23)	28	5	0
	MetLife, Inc.	1.000%	12/20/2015	0.212%	400	(14)	20	6	0
	Mexico Government International Bond	1.000%	06/20/2016	0.349%	3,300	0	49	49	0

DUB	Italy Government International Bond	1.000%	03/20/2019	1.283%	2,200	(36)	7	0	(29)
	Italy Government International Bond	1.000%	06/20/2019	1.316%	800	(16)	3	0	(13)
	Mexico Government International Bond	1.000%	06/20/2016	0.349%	2,100	6	26	32	0
	Spain Government International Bond	1.000%	06/20/2019	1.035%	4,600	(2)	2	0	0

FBF	Brazil Government International Bond	1.000%	09/20/2015	0.514%	200	(2)	3	1	0
	Brazil Government International Bond	1.000%	06/20/2016	0.729%	1,900	(3)	14	11	0
	JPMorgan Chase & Co.	1.000%	06/20/2014	0.196%	2,700	24	(18)	6	0

GST	General Electric Capital Corp.	1.000%	03/20/2016	0.336%	1,700	(29)	52	23	0
	Japan Government International Bond	1.000%	12/20/2015	0.185%	1,900	(18)	45	27	0
	MetLife, Inc.	1.000%	09/20/2015	0.185%	800	(51)	61	10	0
	Mexico Government International Bond	1.000%	03/20/2016	0.331%	5,000	(154)	222	68	0

HUS	Brazil Government International Bond	1.000%	06/20/2015	0.383%	400	(11)	14	3	0
	Brazil Government International Bond	1.000%	12/20/2015	0.607%	2,500	(14)	32	18	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.625%	300	(5)	8	3	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%	2,200	(37)	8	0	(29)
	Mexico Government International Bond	1.000%	12/20/2018	0.787%	4,800	(12)	60	48	0

JPM	Indonesia Government International Bond	1.000%	06/20/2016	0.625%	100	(2)	3	1	0
	MetLife, Inc.	1.000%	09/20/2015	0.185%	1,100	(65)	79	14	0
	Spain Government International Bond	1.000%	06/20/2019	1.035%	4,700	(2)	2	0	0

MYC	China Government International Bond	1.000%	06/20/2015	0.159%	5,200	(92)	148	56	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.514%	3,600	(214)	245	31	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%	1,000	(17)	4	0	(13)
	United Kingdom Gilt	1.000%	06/20/2015	0.031%	200	2	0	2	0

RYL	Mexico Government International Bond	1.000%	09/20/2015	0.278%	200	(2)	5	3	0

SOG	United Kingdom Gilt	1.000%	03/20/2015	0.030%	200	1	1	2	0

						$(1,143)	$1,603	$582	$(122)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
								Asset	Liability
BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	$	2,900	$170	$(97)	$73	$0

DUB	CDX.EM-13 5-Year Index	5.000%	06/20/2015		600	74	(58)	16	0

GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017		96	0	2	2	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015		5,800	365	(219)	146	0

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017		193	0	3	3	0

						$609	$(369)	$240	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	1,300	$1	$(36)	$0	$(35)

38	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	9,300	$5	$15	$20	$0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		400	0	0	0	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		18,000	(14)	44	30	0

GLM	Pay	1-Year BRL-CDI	9.095%	01/02/2017	BRL	700	0	(19)	0	(19)

HUS	Pay	1-Year BRL-CDI	8.950%	01/02/2017		1,300	0	(37)	0	(37)
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	3,700	1	6	7	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		1,400	(1)	1	0	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		9,000	(3)	19	16	0
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		100	0	0	0	0

MYC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		1,200	0	2	2	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		6,000	(4)	14	10	0

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	400	(1)	(11)	0	(12)

							$(16)	$(2)	$85	$(103)

TOTAL RETURN SWAPS ON EXCHANGE-TRADED FUNDS

Counterparty	Pay/Receive (5)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount			Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	iShares MSCI EAFE Index Fund	6,518,202	3-Month USD-LIBOR plus a specified spread	04/30/2014	$	386,960		$50,339	$50,339	$0
	Receive	iShares MSCI EAFE Index Fund	1,556,420	3-Month USD-LIBOR plus a specified spread	10/23/2014		100,179		4,264	4,264	0

DUB	Receive	iShares MSCI EAFE Index Fund	2,968,648	3-Month USD-LIBOR less a specified spread	03/31/2015		200,621		(1,251)	0	(1,251)

GST	Receive	iShares MSCI EAFE Index Fund	4,769,500	3-Month USD-LIBOR plus a specified spread	11/17/2014		319,843		416	416	0

JPM	Receive	iShares MSCI EAFE Index Fund	3,656,129	3-Month USD-LIBOR plus a specified spread	08/15/2014		245,180		268	268	0

									$54,036	$55,287	$(1,251)

Total Swap Agreements								$550	$55,268	$56,194	$(1,476)

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(k)	Securities with an aggregate market value of $3,616 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$0	$0	$93	$93	$(330)	$(36)	$(73)	$(439)	$(346)	$161	$(185)
BPS	1	0	54,603	54,604	(322)	0	0	(322)	54,282	(51,900)	2,382
BRC	187	0	157	344	(79)	0	0	(79)	265	(360)	(95)
CBK	23	0	96	119	(412)	(4)	0	(416)	(297)	336	39
DUB	0	0	48	48	(114)	0	(1,293)	(1,407)	(1,359)	2,030	671
FBF	0	0	18	18	(33)	0	0	(33)	(15)	50	35
GLM	183	0	0	183	(257)	0	(19)	(276)	(93)	0	(93)
GST	0	0	546	546	0	0	0	0	546	(4,742)	(4,196)
HUS	0	0	241	241	(8)	0	(66)	(74)	167	(260)	(93)
JPM	0	0	286	286	0	(1)	0	(1)	285	852	1,137
MSC	0	0	0	0	(162)	0	0	(162)	(162)	(390)	(552)
MYC	0	0	101	101	0	0	(13)	(13)	88	(225)	(137)
RYL	181	0	3	184	(179)	0	0	(179)	5	0	5
SOG	0	0	2	2	0	0	0	0	2	0	2
UAG	0	0	0	0	(153)	0	(12)	(165)	(165)	187	22

Total Over the Counter	$575	$0	$56,194	$56,769	$(2,049)	$(41)	$(1,476)	$(3,566)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	39

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$498	$498
Swap Agreements	0	59	0	0	571	630

	$0	$59	$0	$0	$1,069	$1,128

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$575	$0	$575
Swap Agreements	0	822	55,287	0	85	56,194

	$0	$822	$55,287	$575	$85	$56,769

	$0	$881	$55,287	$575	$1,154	$57,897

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$1,254	$0	$0	$1,254

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,049	$0	$2,049
Written Options	0	1	0	36	4	41
Swap Agreements	0	122	1,251	0	103	1,476

	$0	$123	$1,251	$2,085	$107	$3,566

	$0	$123	$2,505	$2,085	$107	$4,820

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$16	$0	$40	$56
Futures	0	0	0	0	2,210	2,210
Swap Agreements	0	2,217	0	0	(2,968)	(751)

	$0	$2,217	$16	$0	$(718)	$1,515

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,016)	$0	$(4,016)
Written Options	0	6	0	36	2,385	2,427
Swap Agreements	0	1,524	130,678	0	512	132,714

	$0	$1,530	$130,678	$(3,980)	$2,897	$131,125

	$0	$3,747	$130,694	$(3,980)	$2,179	$132,640

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$246	$0	$(8)	$238
Futures	0	0	0	0	(99)	(99)
Swap Agreements	0	88	0	0	515	603

	$0	$88	$246	$0	$408	$742

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,902)	$0	$(4,902)
Written Options	0	0	0	(13)	(293)	(306)
Swap Agreements	0	(275)	49,078	0	(142)	48,661

	$0	$(275)	$49,078	$(4,915)	$(435)	$43,453

	$0	$(187)	$49,324	$(4,915)	$(27)	$44,195

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

40	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,702	$0	$1,702
Corporate Bonds & Notes
Banking & Finance	3,000	203,108	0	206,108
Industrials	0	75,777	0	75,777
Utilities	0	14,697	0	14,697
Municipal Bonds & Notes
Arizona	0	1,103	0	1,103
California	0	7,746	0	7,746
Florida	0	15,376	0	15,376
Illinois	0	118	0	118
Louisiana	0	706	0	706
Nebraska	0	110	0	110
New Jersey	0	1,360	0	1,360
New York	0	7,252	0	7,252
North Carolina	0	1,186	0	1,186
Ohio	0	87	0	87
Tennessee	0	119	0	119
Texas	0	486	0	486
U.S. Government Agencies	0	214,017	0	214,017
U.S. Treasury Obligations	0	143,313	0	143,313
Mortgage-Backed Securities	0	83,140	0	83,140
Asset-Backed Securities	0	30,958	0	30,958
Sovereign Issues	0	159,861	0	159,861
Convertible Preferred Securities
Industrials	0	0	0	0
Exchange-Traded Funds	24,600	0	0	24,600
Short-Term Instruments
Certificates of Deposit	0	41,741	0	41,741

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Commercial Paper	$0	$4,296	$0	$4,296
Repurchase Agreements	0	423	0	423
Mexico Treasury Bills	0	82,423	0	82,423
	$27,600	$1,091,105	$0	$1,118,705

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$303,982	$0	$0	$303,982

Total Investments	$331,582	$1,091,105	$0	$1,422,687

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	498	630	0	1,128
Over the counter	0	56,769	0	56,769
	$498	$57,399	$0	$57,897

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,254)	0	(1,254)
Over the counter	0	(3,562)	(4)	(3,566)
	$0	$(4,816)	$(4)	$(4,820)

Totals	$332,080	$1,143,688	$(4)	$1,475,764

There were no significant transfers between Level 2 and 3 during the period ended March 31, 2014.

There were assets and liabilities valued at $50,339 transferred from Level 1 to Level 2 during the period ended March 31, 2014. There were no significant assets and liabilities transferred from Level 2 to Level 1 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	41

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 79.9%

CORPORATE BONDS & NOTES 23.3%

BANKING & FINANCE 15.3%
Ally Financial, Inc.
2.436% due 12/01/2014		$400	$402
2.750% due 01/30/2017		4,600	4,657
3.500% due 07/18/2016		1,000	1,032
3.635% due 06/20/2014		400	403
4.625% due 06/26/2015		300	311
6.750% due 12/01/2014		900	934
8.000% due 03/15/2020		600	726
8.300% due 02/12/2015		1,100	1,165
Banca Monte dei Paschi di Siena SpA
3.125% due 06/30/2015	EUR	1,300	1,832
4.875% due 09/15/2016		2,000	2,965
Banco Bradesco S.A.
4.500% due 01/12/2017		$1,100	1,160
Bank of America Corp.
2.000% due 01/11/2018		2,519	2,517
5.650% due 05/01/2018		400	453
5.750% due 12/01/2017		5,700	6,460
6.400% due 08/28/2017		769	884
6.875% due 04/25/2018		2,500	2,952
7.625% due 06/01/2019		400	493
Banque PSA Finance S.A.
2.143% due 04/04/2014		500	501
Barclays Bank PLC
10.179% due 06/12/2021		1,040	1,400
BPE Financiaciones S.A.
4.000% due 07/17/2015	EUR	3,800	5,396
Cie de Financement Foncier S.A.
2.500% due 09/16/2015		$3,600	3,697
CIT Group, Inc.
4.750% due 02/15/2015		200	206
5.250% due 04/01/2014		2,300	2,300
Citigroup, Inc.
1.023% due 04/01/2016		7,200	7,253
4.587% due 12/15/2015		4,400	4,669
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.000% due 09/10/2015	GBP	2,400	4,166
Export-Import Bank of Korea
5.875% due 01/14/2015		$4,000	4,164
Ford Motor Credit Co. LLC
1.018% due 01/17/2017		3,100	3,119
1.333% due 08/28/2014		2,200	2,209
German Postal Pensions Securitisation PLC
4.250% due 01/18/2017	EUR	1,400	2,125
Goldman Sachs Group, Inc.
0.684% due 03/22/2016		$400	399
HSBC Bank USA N.A.
4.875% due 08/24/2020		2,300	2,502
International Lease Finance Corp.
4.875% due 04/01/2015		1,300	1,352
5.650% due 06/01/2014		700	706
5.750% due 05/15/2016		400	431
7.125% due 09/01/2018		1,750	2,043
JPMorgan Chase & Co.
0.854% due 02/26/2016		7,500	7,540
4.650% due 06/01/2014		5,900	5,941
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^		200	49
Lloyds Bank PLC
12.000% due 12/16/2024 (e)		1,200	1,645
Loews Corp.
5.250% due 03/15/2016		2,800	3,033

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley
2.875% due 07/28/2014		$100	$101
6.250% due 08/28/2017		300	344
Prudential Covered Trust
2.997% due 09/30/2015		728	748
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		1,800	1,858
SLM Corp.
4.875% due 06/17/2019		3,500	3,571
5.000% due 04/15/2015		100	104
SSIF Nevada LP
0.942% due 04/14/2014		1,600	1,600
Sumitomo Mitsui Financial Group, Inc.
4.436% due 04/02/2024 (b)		2,100	2,106
Swedbank Hypotek AB
1.375% due 03/28/2018		3,300	3,254

			109,878

INDUSTRIALS 3.6%
ALROSA Finance S.A.
7.750% due 11/03/2020		1,475	1,571
Barrick North America Finance LLC
4.400% due 05/30/2021		1,800	1,817
Ecopetrol S.A.
5.875% due 09/18/2023		6,000	6,570
Fresnillo PLC
5.500% due 11/13/2023		300	303
HCA, Inc.
6.500% due 02/15/2016		800	870
8.500% due 04/15/2019		300	314
Lukoil International Finance BV
6.125% due 11/09/2020		1,700	1,768
MGM Resorts International
7.500% due 06/01/2016		3,900	4,363
Orion Engineered Carbons Bondco GmbH
10.000% due 06/15/2018	EUR	2,250	3,390
Total Capital Canada Ltd.
0.619% due 01/15/2016		$3,400	3,420
Volkswagen International Finance NV
0.857% due 04/01/2014		400	400
Williams Partners LP
4.500% due 11/15/2023		1,100	1,128

			25,914

UTILITIES 4.4%
Embarq Corp.
7.995% due 06/01/2036		200	209
Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022		2,500	2,587
Petrobras Global Finance BV
2.593% due 03/17/2017		2,700	2,717
3.113% due 03/17/2020		2,600	2,604
3.250% due 03/17/2017		2,300	2,313
Rosneft Finance S.A.
7.875% due 03/13/2018		1,500	1,684
Saudi Electricity Global Sukuk Co.
3.473% due 04/08/2023		1,600	1,568
5.060% due 04/08/2043		4,200	4,000
Sprint Communications, Inc.
6.000% due 12/01/2016		300	330
8.375% due 08/15/2017		700	827
9.125% due 03/01/2017		5,200	6,175
Verizon Communications, Inc.
1.763% due 09/15/2016		4,600	4,735
1.984% due 09/14/2018		1,500	1,577

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.150% due 09/15/2023	$700	$768

		32,094

Total Corporate Bonds & Notes (Cost $164,901)		167,886

MUNICIPAL BONDS & NOTES 1.3%

CALIFORNIA 1.3%
California State General Obligation Notes, Series 2013
0.850% due 02/01/2015	5,300	5,320
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	1,300	1,622
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.750% due 08/01/2049	1,800	2,439

		9,381

TEXAS 0.0%
Texas State General Obligation Bonds, Series 2005
4.750% due 04/01/2035	200	204

Total Municipal Bonds & Notes (Cost $9,085)		9,585

U.S. GOVERNMENT AGENCIES 15.8%
Fannie Mae
0.274% due 03/25/2034	12	12
0.284% due 03/25/2036	371	351
0.504% due 09/25/2042	254	252
1.625% due 11/25/2023	62	64
1.654% due 04/25/2024	55	57
1.872% due 08/01/2035	277	292
2.192% due 09/01/2035	314	330
2.225% due 02/01/2034	128	137
2.261% due 07/01/2032	20	21
2.278% due 10/01/2035	157	168
2.288% due 07/01/2035	279	296
2.300% due 02/01/2035 - 10/01/2035	366	389
2.340% due 09/01/2031	1	1
2.347% due 10/01/2035	165	176
2.405% due 08/01/2036	329	350
2.485% due 11/01/2034	269	288
2.631% due 03/01/2036	914	974
3.000% due 11/01/2042 - 06/01/2043	9,858	9,548
4.000% due 10/01/2030 - 08/01/2042	78,794	82,234
5.500% due 02/01/2024 - 09/01/2027	82	90
Freddie Mac
0.355% due 10/15/2020	158	158
0.555% due 11/15/2043	14,112	14,101
1.332% due 10/25/2044	91	92
1.532% due 07/25/2044	428	433
2.015% due 09/01/2035	85	89
5.500% due 08/15/2030	1	1
Ginnie Mae
0.555% due 03/16/2032	15	15
1.625% due 11/20/2024	47	49
Overseas Private Investment Corp.
4.140% due 05/15/2030	1,300	1,383
Small Business Administration
5.680% due 06/01/2028	1,209	1,353

Total U.S. Government Agencies (Cost $113,015)		113,704

42	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 5.4%
U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2022		$28,521	$27,966
0.125% due 07/15/2022		2,644	2,592
U.S. Treasury Notes
2.750% due 11/15/2023		8,000	8,038

Total U.S. Treasury Obligations (Cost $39,751)			38,596

MORTGAGE-BACKED SECURITIES 4.5%
American General Mortgage Loan Trust
5.150% due 03/25/2058		179	181
American Home Mortgage Assets Trust
0.344% due 05/25/2046		1,242	916
0.364% due 10/25/2046		442	288
American Home Mortgage Investment Trust
1.830% due 09/25/2045		412	396
Banc of America Funding Corp.
2.807% due 01/20/2047 ^		67	52
Bear Stearns Adjustable Rate Mortgage Trust
2.250% due 08/25/2035		177	180
Bear Stearns Alt-A Trust
2.486% due 08/25/2036 ^		659	283
2.674% due 05/25/2035		256	246
Berica Residential MBS SRL
0.616% due 03/31/2048	EUR	1,506	1,967
Citigroup Commercial Mortgage Trust
2.234% due 09/10/2045 (a)		$8,827	993
Citigroup Mortgage Loan Trust, Inc.
2.510% due 10/25/2035		537	533
5.687% due 09/25/2037		928	765
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044		487	547
Countrywide Alternative Loan Trust
0.367% due 03/20/2046		999	747
0.367% due 07/20/2046 ^		1,035	630
2.706% due 06/25/2037		1,847	1,523
Countrywide Home Loan Mortgage Pass-Through Trust
0.444% due 04/25/2035		191	165
0.474% due 03/25/2035		136	121
Credit Suisse Commercial Mortgage Trust
5.644% due 03/15/2039		4,143	4,474
Credit Suisse First Boston Mortgage Securities Corp.
2.256% due 06/25/2033		122	121
4.829% due 11/15/2037		3,079	3,124
Downey Savings & Loan Association Mortgage Loan Trust
0.416% due 08/19/2045		679	609
2.630% due 07/19/2044		54	54
First Horizon Alternative Mortgage Securities
2.279% due 03/25/2035		156	126
First Horizon Mortgage Pass-Through Trust
2.613% due 08/25/2035		58	55
First Republic Mortgage Loan Trust
0.505% due 11/15/2031		62	58
GE Commercial Mortgage Corp. Trust
5.483% due 12/10/2049		3,221	3,499
Greenpoint Mortgage Funding Trust
0.334% due 01/25/2037		1,096	800
GSR Mortgage Loan Trust
2.651% due 09/25/2035		172	174
HarborView Mortgage Loan Trust
0.396% due 03/19/2036		761	558
HomeBanc Mortgage Trust
2.444% due 04/25/2037 ^		855	499

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IndyMac Mortgage Loan Trust
0.454% due 06/25/2037 ^		$331	$163
2.518% due 12/25/2034		37	34
JPMorgan Mortgage Trust
3.319% due 02/25/2035		100	103
Mall Funding PLC
1.201% due 04/22/2017	GBP	238	396
Merrill Lynch Mortgage Investors Trust
0.364% due 02/25/2036		$166	152
0.404% due 11/25/2035		25	24
1.154% due 10/25/2035		52	49
Morgan Stanley Capital Trust
5.908% due 06/11/2049		98	110
Residential Accredit Loans, Inc. Trust
0.456% due 01/25/2035		227	219
0.554% due 03/25/2033		26	26
Residential Asset Securitization Trust
0.504% due 10/25/2018		241	236
0.554% due 05/25/2033		27	27
Structured Adjustable Rate Mortgage Loan Trust
1.526% due 01/25/2035		191	155
Structured Asset Mortgage Investments Trust
0.374% due 05/25/2046		657	373
0.406% due 07/19/2035		220	215
0.434% due 02/25/2036		468	369
UBS-Barclays Commercial Mortgage Trust
1.146% due 03/10/2046 (a)		29,395	2,090
WaMu Mortgage Pass-Through Certificates
0.464% due 01/25/2045		115	111
0.474% due 01/25/2045		115	109
Wells Fargo Commercial Mortgage Trust
1.184% due 02/15/2027		2,200	2,200
Wells Fargo Mortgage-Backed Securities Trust
2.640% due 10/25/2033		88	90

Total Mortgage-Backed Securities (Cost $32,703)			31,935

ASSET-BACKED SECURITIES 4.1%
Access Group, Inc.
1.539% due 10/27/2025		1,237	1,250
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
0.604% due 10/25/2035		1,400	1,182
Alba SPV SRL
1.800% due 04/20/2040	EUR	2,396	3,318
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.174% due 10/25/2034		$1,000	855
Bear Stearns Asset-Backed Securities Trust
2.958% due 10/25/2036		879	862
Berica Asset-Backed Security SRL
0.613% due 12/30/2055	EUR	832	1,128
BlackRock Senior Income Series Corp.
0.485% due 05/25/2017		$365	365
Cairn CLO BV
0.575% due 10/15/2022	EUR	989	1,348
Carlyle High Yield Partners Ltd.
0.452% due 04/19/2022		$7,368	7,232
COA Summit CLO Ltd.
1.586% due 04/20/2023		1,300	1,296
First Franklin Mortgage Loan Trust
1.024% due 09/25/2034		1,671	1,453
GE-WMC Mortgage Securities Trust
0.194% due 08/25/2036		15	7
GSAMP Trust
0.334% due 11/25/2035		76	14

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Long Beach Mortgage Loan Trust
0.714% due 10/25/2034		$186	$169
Merrill Lynch Mortgage Investors Trust
0.264% due 03/25/2037		7,027	4,308
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.204% due 10/25/2034		1,800	1,458
Race Point CLO Ltd.
1.533% due 12/15/2022		1,500	1,501
SLM Student Loan Trust
2.350% due 04/15/2039		38	38
Structured Asset Securities Corp.
1.655% due 04/25/2035		338	326
Venture CDO Ltd.
0.457% due 07/22/2021		1,600	1,561

Total Asset-Backed Securities (Cost $29,813)			29,671

SOVEREIGN ISSUES 7.3%
Australia Government Bond
5.750% due 05/15/2021	AUD	3,700	3,855
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$4,700	4,690
Instituto de Credito Oficial
4.530% due 03/17/2016	CAD	1,900	1,775
Italy Buoni Poliennali Del Tesoro
5.500% due 09/01/2022	EUR	2,300	3,752
Italy Government International Bond
6.000% due 08/04/2028	GBP	300	548
Mexico Government International Bond
7.750% due 05/29/2031	MXN	26,300	2,202
8.500% due 11/18/2038		10,000	893
Qatar Government International Bond
4.000% due 01/20/2015		$1,200	1,233
Republic of Azerbaijan International Bond
4.750% due 03/18/2024		1,700	1,715
Slovenia Government International Bond
4.750% due 05/10/2018		4,200	4,505
Spain Government International Bond
2.100% due 04/30/2017	EUR	6,600	9,340
5.850% due 01/31/2022		10,900	18,212

Total Sovereign Issues (Cost $51,844)			52,720

		SHARES
EXCHANGE-TRADED FUNDS 4.8%
iShares MSCI EAFE Index Fund		512,534	34,427

Total Exchange-Traded Funds (Cost $33,770)			34,427

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 13.4%

CERTIFICATES OF DEPOSIT 2.1%
Credit Suisse
0.444% due 01/12/2015		$7,300	7,302
0.556% due 08/24/2015		500	500
Intesa Sanpaolo SpA
1.650% due 04/07/2015		7,100	7,102

			14,904

COMMERCIAL PAPER 0.2%
Ford Motor Credit Co. LLC
0.785% due 06/02/2014		100	100

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	43

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.815% due 07/01/2014		$100	$100
0.815% due 07/07/2014		100	100
0.840% due 06/02/2014		600	600
0.900% due 07/01/2014		600	599

			1,499

REPURCHASE AGREEMENTS (f) 0.1%
			994

MEXICO TREASURY BILLS 8.9%
3.522% due 06/26/2014 - 10/16/2014 (c)	MXN	849,000	64,109

U.S. TREASURY BILLS 2.1%
0.074% due 04/17/2014 - 03/05/2015 (c)(h)(j)		$14,709	14,705

Total Short-Term Instruments (Cost $95,206)			96,211

Total Investments in Securities (Cost $570,088)			574,735

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 20.6%

SHORT-TERM INSTRUMENTS 20.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 20.6%
PIMCO Short-Term Floating NAV Portfolio	8,415	$84
PIMCO Short-Term Floating NAV Portfolio III	14,839,978	148,266

Total Short-Term Instruments (Cost $148,338)		148,350

Total Investments in Affiliates (Cost $148,338)		148,350

Total Investments 100.5% (Cost $718,426)		$723,085

Financial Derivative Instruments (g)(i) 1.4% (Cost or Premiums, net $(1,518))		9,942

Other Assets and Liabilities, net (1.9%)		(13,288)

Net Assets 100.0%		$719,739

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$994	Fannie Mae 2.260% due 10/17/2022	$(1,019)	$994	$994

Total Repurchase Agreements						$(1,019)	$994	$994

(1)	Includes accrued interest.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	04/01/2044	$10,000	$(9,614)	$(9,657)
Fannie Mae	4.000%	04/01/2044	7,000	(7,308)	(7,275)
Fannie Mae	4.000%	05/01/2044	72,000	(74,498)	(74,565)

				$(91,420)	$(91,497)

Total Short Sales				$(91,420)	$(91,497)

As of March 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $7,970 at a weighted average interest rate of (0.435%).

44	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$994	$0	$0	$0	$994	$(1,019)	$(25)

Master Securities Forward Transaction Agreement
BOA	0	0	0	0	0	(90)	(90)
DEU	0	0	0	(21,748)	(21,748)	0	(21,748)
FOB	0	0	0	(60,092)	(60,092)	0	(60,092)
JPS	0	0	0	(9,657)	(9,657)	0	(9,657)

Total Borrowings and Other Financing Transactions	$994	$0	$0	$(91,497)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$124.000	04/25/2014	258	$(118)	$(114)

Total Written Options				$(118)	$(114)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
30-Year Deliverable Interest Rate Swap June Futures	Short	06/2014	4	$(12)	$1	$0
Call Options Strike @ EUR 142.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	53	2	0	(6)
Call Options Strike @ EUR 143.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	64	(26)	15	0
Call Options Strike @ EUR 143.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	33	(19)	25	0
Call Options Strike @ EUR 144.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	24	5	7	0
Call Options Strike @ EUR 144.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	219	28	51	0
Call Options Strike @ EUR 145.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	36	6	7	0
Canada Government 10-Year Bond June Futures	Short	06/2014	151	(86)	56	0
Euro-BTP Italy Government Bond June Futures	Long	06/2014	9	35	1	(1)
Euro-Bund 10-Year Bond June Futures	Short	06/2014	161	(181)	102	0
U.S. Treasury 10-Year Note June Futures	Short	06/2014	247	112	15	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2014	406	447	0	(127)
United Kingdom Long Gilt June Futures	Short	06/2014	40	(13)	41	0

Total Futures Contracts				$298	$321	$(134)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-22 5-Year Index	1.000%	06/20/2019	$33,500	$525	$41	$26	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	45

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month CAD-Bank Bill	3.500%	12/18/2043	CAD 3,500	$(88)	$(148)	$18	$0
Receive	3-Month USD-LIBOR	3.000%	12/18/2023	$ 30,000	(744)	(200)	36	0
Receive	3-Month USD-LIBOR	3.000%	06/18/2024	18,100	(109)	103	25	0
Receive	3-Month USD-LIBOR	3.250%	06/18/2029	56,700	537	(326)	148	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	5,100	740	394	23	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	6,300	(7)	(185)	31	0
Receive	3-Month USD-LIBOR	3.750%	06/18/2044	17,000	(559)	(553)	86	0
Pay	6-Month AUD-BBR-BBSW	3.750%	03/15/2018	AUD 800	7	4	0	0
Pay	6-Month AUD-BBR-BBSW	3.750%	12/11/2018	1,500	11	14	1	0
Pay	6-Month AUD-BBR-BBSW	3.750%	03/15/2023	700	(27)	(23)	0	0
Receive	6-Month EUR-EURIBOR	2.000%	09/17/2024	EUR 21,000	(224)	(78)	72	0
Receive	6-Month GBP-LIBOR	3.000%	09/17/2024	GBP 8,100	(42)	(57)	48	0

					$(505)	$(1,055)	$488	$0

Total Swap Agreements					$20	$(1,014)	$514	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(h)	Securities with an aggregate market value of $2,882 and cash of $7,640 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$321	$514	$835	$(114)	$(134)	$0	$(248)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		BRL	1,698	$		715	$0	$(33)
	04/2014		EUR	54,128			74,356	50	(264)
	04/2014		HKD	146,997			18,962	10	0
	04/2014		SGD	278			220	0	(1)
	04/2014	$		57,429		AUD	62,257	307	0
	04/2014			750		BRL	1,698	0	(2)
	04/2014			76,292		EUR	55,322	0	(79)
	05/2014		AUD	63,787	$		58,710	0	(325)
	05/2014		CHF	1,456			1,650	2	0
	05/2014		EUR	56,572			78,005	79	(5)
	05/2014		JPY	374,700			3,628	0	(3)
	05/2014		MXN	34,410			2,585	0	(42)
	05/2014		NOK	4,095			675	0	(7)
	05/2014		SEK	3,271			502	0	(3)
	05/2014	$		7,404		MXN	98,705	132	0

BPS	04/2014		BRL	1,560	$		662	0	(25)
	04/2014		NZD	747			623	0	(25)
	04/2014	$		689		BRL	1,560	0	(2)
	05/2014		JPY	33,700	$		332	6	0
	05/2014		MXN	21,637			1,638	0	(14)
	05/2014		SEK	3,774			589	6	0
	05/2014	$		3,080		MXN	41,286	72	0

46	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BRC	04/2014		BRL	1,345	$		594	$2	$0
	04/2014		EUR	805			1,118	9	0
	04/2014		GBP	92,390			153,451	0	(576)
	04/2014		HKD	6,966			898	0	0
	04/2014	$		575		BRL	1,345	18	0
	05/2014		JPY	3,693,548	$		36,423	630	0
	05/2014		SEK	141,345			21,792	10	(43)

CBK	04/2014		AUD	63,139			56,803	0	(1,752)
	04/2014		EUR	81,867			112,041	0	(744)
	04/2014		GBP	2,753			4,593	3	0
	04/2014		HKD	5,606			723	0	0
	05/2014		GBP	161			265	0	(3)
	05/2014		JPY	13,194,699			129,300	1,441	(7)
	05/2014		MXN	8,061			610	0	(5)
	05/2014		NOK	28,901			4,699	0	(120)
	05/2014	$		13,981		DKK	74,807	0	(173)
	05/2014			1,230		MXN	16,339	17	0

DUB	04/2014		EUR	67	$		92	0	0
	04/2014		HKD	4,703			606	0	0
	05/2014		MXN	89,870			6,769	0	(92)
	06/2014		SGD	322			254	0	(2)
	07/2014		HKD	3,846			496	0	0

FBF	04/2014	$		157,080		GBP	95,085	1,441	0
	04/2014			20,058		HKD	155,718	19	0
	05/2014		EUR	8,215	$		11,331	20	(5)
	05/2014		GBP	95,085			157,046	0	(1,439)
	05/2014		MXN	7,112			530	0	(13)
	05/2014	$		630		MXN	8,453	15	0
	06/2014		CAD	2,213	$		1,999	1	0
	07/2014		HKD	155,718			20,063	0	(20)

GLM	04/2014		BRL	1,345			575	0	(18)
	04/2014		EUR	3,606			4,952	0	(16)
	04/2014		SGD	276			218	0	(2)
	04/2014	$		791		AUD	882	27	0
	04/2014			594		BRL	1,345	0	(2)
	04/2014			9,748		GBP	5,821	0	(45)
	05/2014		CHF	1,289	$		1,451	0	(8)
	05/2014		DKK	2,441			451	0	0
	05/2014		GBP	2,281			3,769	0	(33)
	05/2014		MXN	2,580			195	0	(2)
	05/2014		NOK	775			128	0	(1)
	05/2014	$		980		CHF	869	4	0
	05/2014			2,095		JPY	214,354	0	(18)
	06/2014		ILS	9,142	$		2,619	0	(1)
	06/2014		MXN	10,699			802	0	(12)
	08/2014			516,629			38,421	0	(724)

HUS	04/2014		EUR	1,357			1,887	18	0
	04/2014		GBP	378			628	0	(2)
	05/2014		JPY	359,668			3,518	33	0
	05/2014		MXN	10,106			760	0	(12)
	05/2014		NZD	410			354	0	(1)
	05/2014	$		4,325		MXN	57,665	78	0

JPM	04/2014		BRL	974	$		430	1	0
	04/2014		GBP	6,898			11,436	2	(66)
	04/2014	$		404		BRL	974	25	0
	04/2014			3,429		EUR	2,497	12	0
	04/2014			2,516		GBP	1,513	7	0
	05/2014		DKK	126,980	$		23,435	0	(2)

MSC	04/2014	$		1,103		HKD	8,553	0	0
	05/2014		NOK	900	$		149	0	(1)
	06/2014		MXN	105,743			7,882	0	(165)

RBC	05/2014		CHF	55,242			62,769	262	0
	10/2014		MXN	212,476			15,856	0	(175)

RYL	04/2014	$		190,427		EUR	138,221	0	(7)
	05/2014		EUR	138,221	$		190,417	10	0

SCX	04/2014	$		9,927		SGD	12,642	122	0
	06/2014		SGD	12,642	$		9,928	0	(122)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	47

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
SOG	05/2014		MXN	108,692	$		8,215	$0	$(83)

UAG	04/2014		BRL	6,487			2,782	3	(80)
	04/2014		EUR	54,209			74,210	28	(499)
	04/2014		SGD	12,087			9,464	0	(145)
	04/2014	$		2,663		BRL	6,487	196	0
	05/2014		MXN	22,329	$		1,669	0	(37)
	05/2014	$		1,676		BRL	4,007	74	0
	05/2014			52		CAD	58	0	0
	05/2014			2,949		MXN	39,142	40	0

Total Forward Foreign Currency Contracts								$5,232	$(8,103)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	3.200%	04/16/2014	EUR	17,500	$348	$0

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Cost (1)	Market Value
GLM	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000%	10/24/2014	$2,800	$319	$ 299

Total Purchased Options					$667	$ 299

(1)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014	EUR	12,000	$(41)	$(35)

CBK	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		18,100	(61)	(23)

GST	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.000%	06/18/2014		1,500	(4)	(2)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		5,500	(19)	(16)

JPM	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		4,600	(17)	(13)

							$(142)	$(89)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	100.750	05/20/2014	$1,300	$(8)	$(6)
	Put - OTC USD versus JPY		80.000	02/18/2019	5,200	(287)	(270)
	Put - OTC USD versus JPY		80.000	02/28/2019	1,400	(76)	(73)

BRC	Put - OTC USD versus JPY		91.000	02/18/2016	2,600	(62)	(56)

CBK	Put - OTC USD versus JPY		99.700	05/20/2014	1,500	(10)	(4)
	Call - OTC USD versus RUB	RUB	37.380	04/10/2014	1,300	(9)	0

FBF	Call - OTC USD versus MXN	MXN	13.550	05/15/2014	1,500	(26)	(5)

GLM	Call - OTC USD versus BRL	BRL	2.400	04/03/2014	2,300	(13)	0
	Call - OTC USD versus BRL		2.500	05/15/2014	2,800	(60)	(3)
	Put - OTC USD versus JPY	JPY	100.600	05/20/2014	2,100	(14)	(9)
	Put - OTC USD versus JPY		91.000	02/18/2016	3,100	(70)	(67)
	Call - OTC USD versus MXN	MXN	13.450	04/10/2014	500	(3)	0

HUS	Put - OTC USD versus JPY	JPY	102.000	04/07/2014	4,300	(17)	(6)

JPM	Put - OTC USD versus JPY		101.250	04/17/2014	1,600	(7)	(3)
	Put - OTC USD versus JPY		91.000	02/18/2016	6,900	(174)	(149)

UAG	Put - OTC USD versus JPY		101.000	04/23/2014	2,200	(10)	(4)

						$(846)	$(655)

48	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae 3.500% due 04/01/2044	$	98.719	04/03/2014	$4,000	$(11)	$0
	Call - OTC Fannie Mae 3.500% due 04/01/2044		101.719	04/03/2014	4,000	(6)	(1)

						$(17)	$(1)

Total Written Options						$(1,005)	$(745)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at 03/31/2013	0	$63,800	EUR	36,100	GBP	0	$(347)
Sales	580	466,800		41,700		18,800	(2,464)
Closing Buys	0	(298,900)		0		0	429
Expirations	(322)	(134,600)		(36,100)		0	833
Exercised	0	(48,500)		0		(18,800)	426

Balance at 03/31/2014	258	$48,600	EUR	41,700	GBP	0	$(1,123)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2014 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Xerox Corp.	(1.000%	)	12/20/2018	0.901%	$ 100	$1	$(1)	$0	$0

BRC	Xerox Corp.	(1.000%	)	12/20/2018	0.901%	400	5	(7)	0	(2)

DUB	Goodrich Corp.	(0.510%	)	09/20/2016	0.047%	2,100	0	(25)	0	(25)

FBF	Xerox Corp.	(1.000%	)	12/20/2018	0.901%	100	1	(2)	0	(1)

GST	Xerox Corp.	(1.000%	)	12/20/2018	0.901%	300	3	(4)	0	(1)

JPM	Loews Corp.	(0.280%	)	03/20/2016	0.118%	2,300	0	(8)	0	(8)

							$10	$(47)	$0	$(37)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.627%	$	1,900	$(81)	$25	$0	$(56)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		5,100	(297)	38	0	(259)

BRC	Russia Government International Bond	1.000%	03/20/2019	2.107%		2,800	(160)	18	0	(142)
	Volvo Treasury AB	1.000%	03/20/2021	1.309%	EUR	100	(5)	2	0	(3)

CBK	Brazil Government International Bond	1.000%	03/20/2019	1.627%	$	500	(21)	6	0	(15)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		5,400	(322)	49	0	(273)

DUB	Berkshire Hathaway, Inc.	1.000%	12/20/2023	1.086%		6,300	(138)	95	0	(43)
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		2,400	(97)	27	0	(70)

GST	Brazil Government International Bond	1.000%	03/20/2019	1.627%		500	(22)	7	0	(15)

HUS	Brazil Government International Bond	1.000%	03/20/2019	1.627%		3,600	(151)	46	0	(105)
	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2019	2.827%		800	(53)	(13)	0	(66)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		1,700	(83)	(3)	0	(86)

JPM	Brazil Government International Bond	1.000%	03/20/2019	1.627%		1,000	(35)	6	0	(29)
	Volvo Treasury AB	1.000%	03/20/2021	1.309%	EUR	1,200	(65)	32	0	(33)

MYC	Barclays Bank PLC	1.000%	06/20/2015	0.204%		1,900	21	6	27	0
	Brazil Government International Bond	1.000%	03/20/2019	1.627%	$	2,500	(109)	36	0	(73)
	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2019	2.827%		900	(61)	(13)	0	(74)

							$(1,679)	$364	$27	$(1,342)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (6)
								Asset	Liability
GST	CMBX.NA.AAA.4 Index	(0.350%	)	02/17/2051	$4,230	$635	$(592)	$43	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	49

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (3)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (5)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (6)
							Asset	Liability
BOA	iTraxx Japan 21 5-Year Index	1.000%	06/20/2019	JPY 770,000	$50	$14	$64	$0

BRC	iTraxx Japan 21 5-Year Index	1.000%	06/20/2019	440,000	27	10	37	0

DUB	iTraxx Japan 21 5-Year Index	1.000%	06/20/2019	560,000	34	13	47	0

GST	iTraxx Japan 21 5-Year Index	1.000%	06/20/2019	390,000	26	7	33	0

MYC	CDX.IG-5 10-Year Index 10-15%	0.463%	12/20/2015	$ 5,600	0	12	12	0

					$137	$56	$193	$0

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	9,000	$0	$(74)	$0	$(74)
	Pay	1-Year BRL-CDI	12.850%	01/04/2021		13,200	10	31	41	0

BPS	Pay	1-Year BRL-CDI	8.485%	01/02/2017		100	0	(3)	0	(3)
	Pay	1-Year BRL-CDI	12.255%	01/02/2017		48,600	(5)	52	47	0
	Pay	1-Year BRL-CDI	12.935%	01/02/2017		121,300	273	404	677	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023	MXN	62,300	(43)	134	91	0

BRC	Pay	6-Month AUD-BBR-BBSW	5.500%	12/15/2017	AUD	1,200	(6)	96	90	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023	MXN	21,200	(20)	52	32	0

DUB	Pay	6-Month AUD-BBR-BBSW	5.500%	12/15/2017	AUD	800	(4)	63	59	0

FBF	Pay	1-Year BRL-CDI	8.495%	01/02/2017	BRL	19,700	(15)	(650)	0	(665)
	Pay	1-Year BRL-CDI	8.935%	01/02/2017		15,600	(8)	(434)	0	(442)

GLM	Pay	28-Day MXN-TIIE	6.350%	09/01/2023	MXN	171,200	(348)	182	0	(166)
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		48,900	(13)	84	71	0

HUS	Pay	1-Year BRL-CDI	12.935%	01/02/2017	BRL	14,700	45	37	82	0

MYC	Pay	1-Year BRL-CDI	9.140%	01/02/2017		1,200	0	(32)	0	(32)

SOG	Pay	28-Day MXN-TIIE	6.800%	12/26/2023	MXN	17,000	5	20	25	0

UAG	Pay	1-Year BRL-CDI	8.590%	01/02/2017	BRL	11,500	(13)	(378)	0	(391)
	Pay	1-Year BRL-CDI	8.900%	01/02/2017		23,500	(23)	(655)	0	(678)

							$(165)	$(1,071)	$1,215	$(2,451)

TOTAL RETURN SWAPS ON EXCHANGE-TRADED FUNDS

Counterparty	Pay/Receive (7)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	iShares MSCI EAFE Index Fund	2,889,826	3-Month USD-LIBOR less a specified spread	03/26/2015	$	194,110	$0	$0	$0

BPS	Receive	iShares MSCI EAFE Index Fund	1,171,877	3-Month USD-LIBOR plus a specified spread	04/30/2014		70,013	8,580	8,580	0

50	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Pay/Receive (7)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount			Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
DUB	Receive	iShares MSCI EAFE Index Fund	3,346,750	3-Month USD-LIBOR less a specified spread	03/31/2015	$	226,173		$(1,410)	$0	$(1,410)

FBF	Receive	iShares MSCI EAFE Index Fund	635,475	3-Month USD-LIBOR plus a specified spread	06/13/2014		40,153		2,507	2,507	0

GST	Receive	iShares MSCI EAFE Index Fund	1,578,613	3-Month USD-LIBOR plus a specified spread	11/17/2014		105,701		304	304	0

JPM	Receive	iShares MSCI EAFE Index Fund	657,107	3-Month USD-LIBOR plus a specified spread	04/04/2014		39,078		5,043	5,043	0

									$15,024	$16,434	$(1,410)

Total Swap Agreements								$1,062	$13,734	$17,912	$(5,240)

(7)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(j)	Securities with an aggregate market value of $7,849 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (8)
BOA	$580	$0	$105	$685	$(764)	$(349)	$(389)	$(1,502)	$(817)	$1,540	$723
BPS	84	0	9,395	9,479	(66)	(35)	(3)	(104)	9,375	(9,090)	285
BRC	669	0	159	828	(619)	(56)	(147)	(822)	6	(170)	(164)
CBK	1,461	0	0	1,461	(2,804)	(27)	(288)	(3,119)	(1,658)	1,651	(7)
DUB	0	0	106	106	(94)	0	(1,548)	(1,642)	(1,536)	2,576	1,040
FBF	1,496	0	2,507	4,003	(1,477)	(5)	(1,108)	(2,590)	1,413	(1,250)	163
GLM	31	299	71	401	(882)	(79)	(166)	(1,127)	(726)	613	(113)
GST	0	0	380	380	0	(18)	(16)	(34)	346	(1,870)	(1,524)
HUS	129	0	82	211	(15)	(6)	(257)	(278)	(67)	260	193
JPM	47	0	5,043	5,090	(68)	(166)	(70)	(304)	4,786	(4,630)	156
MSC	0	0	0	0	(166)	0	0	(166)	(166)	(488)	(654)
MYC	0	0	39	39	0	0	(179)	(179)	(140)	(80)	(220)
RBC	262	0	0	262	(175)	0	0	(175)	87	(310)	(223)
RYL	10	0	0	10	(7)	0	0	(7)	3	0	3
SCX	122	0	0	122	(122)	0	0	(122)	0	0	0
SOG	0	0	25	25	(83)	0	0	(83)	(58)	0	(58)
UAG	341	0	0	341	(761)	(4)	(1,069)	(1,834)	(1,493)	1,209	(284)

Total Over the Counter	$5,232	$299	$17,912	$23,443	$(8,103)	$(745)	$(5,240)	$(14,088)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	51

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$321	$321
Swap Agreements	0	26	0	0	488	514

	$0	$26	$0	$0	$809	$835

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,232	$0	$5,232
Purchased Options	0	0	0	0	299	299
Swap Agreements	0	263	16,434	0	1,215	17,912

	$0	$263	$16,434	$5,232	$1,514	$23,443

	$0	$289	$16,434	$5,232	$2,323	$24,278

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$114	$114
Futures	0	0	0	0	134	134

	$0	$0	$0	$0	$248	$248

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,103	$0	$8,103
Written Options	0	89	0	655	1	745
Swap Agreements	0	1,379	1,410	0	2,451	5,240

	$0	$1,468	$1,410	$8,758	$2,452	$14,088

	$0	$1,468	$1,410	$8,758	$2,700	$14,336

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$121	$121
Futures	0	0	0	0	2,065	2,065
Swap Agreements	0	(2,093)	0	0	(1,020)	(3,113)

	$0	$(2,093)	$0	$0	$1,166	$(927)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(10,710)	$0	$(10,710)
Purchased Options	0	0	0	(30)	(197)	(227)
Written Options	0	0	0	309	683	992
Swap Agreements	0	(263)	72,774	0	(1,089)	71,422

	$0	$(263)	$72,774	$(10,431)	$(603)	$61,477

	$0	$(2,356)	$72,774	$(10,431)	$563	$60,550

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$4	$4
Futures	0	0	0	0	338	338
Swap Agreements	0	1,892	0	0	(465)	1,427

	$0	$1,892	$0	$0	$(123)	$1,769

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(8,408)	$0	$(8,408)
Purchased Options	0	0	0	18	(368)	(350)
Written Options	0	53	0	191	(170)	74
Swap Agreements	0	479	14,355	0	(1,760)	13,074

	$0	$532	$14,355	$(8,199)	$(2,298)	$4,390

	$0	$2,424	$14,355	$(8,199)	$(2,421)	$6,159

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

52	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$109,878	$0	$109,878
Industrials	0	25,914	0	25,914
Utilities	0	32,094	0	32,094
Municipal Bonds & Notes
California	0	9,381	0	9,381
Texas	0	204	0	204
U.S. Government Agencies	0	113,704	0	113,704
U.S. Treasury Obligations	0	38,596	0	38,596
Mortgage-Backed Securities	0	29,735	2,200	31,935
Asset-Backed Securities	0	29,671	0	29,671
Sovereign Issues	0	52,720	0	52,720
Exchange-Traded Funds	34,427	0	0	34,427
Short-Term Instruments
Certificates of Deposit	0	14,904	0	14,904
Commercial Paper	0	1,499	0	1,499
Repurchase Agreements	0	994	0	994
Mexico Treasury Bills	0	64,109	0	64,109
U.S. Treasury Bills	0	14,705	0	14,705
	$34,427	$538,108	$2,200	$574,735

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$148,350	$0	$0	$148,350

Total Investments	$182,777	$538,108	$2,200	$723,085

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(91,497)	$0	$(91,497)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	321	514	0	835
Over the counter	0	23,144	299	23,443
	$321	$23,658	$299	$24,278

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(134)	(114)	0	(248)
Over the counter	0	(14,088)	0	(14,088)
	$(134)	$(14,202)	$0	$(14,336)

Totals	$182,964	$456,067	$2,499	$641,530

There were no significant transfers between Level 2 and 3 during the period ended March 31 2014. There were assets and liabilities valued at $8,686 transferred from Level 1 to Level 2 during the period ended March 31 2014. There were no significant assets and liabilities transferred from Level 2 to Level 1 during the period ended March 31 2014

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	53

Schedule of Investments PIMCO Small Cap StocksPLUS® AR Strategy Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 79.1%

CORPORATE BONDS & NOTES 26.6%

BANKING & FINANCE 15.9%
Ally Financial, Inc.
3.125% due 01/15/2016		$700	$716
3.500% due 07/18/2016		100	103
4.625% due 06/26/2015		7,995	8,299
6.750% due 12/01/2014		900	935
8.300% due 02/12/2015		7,975	8,449
American Honda Finance Corp.
0.740% due 10/07/2016		3,100	3,127
American International Group, Inc.
5.050% due 10/01/2015		400	425
5.450% due 05/18/2017		1,800	2,010
8.250% due 08/15/2018		1,000	1,253
Banco del Estado de Chile
4.125% due 10/07/2020		1,800	1,871
Banco do Brasil S.A.
2.899% due 07/02/2014		200	200
3.875% due 10/10/2022		700	653
Banco Santander Brasil S.A.
4.250% due 01/14/2016		1,000	1,041
Banco Santander Chile
1.837% due 01/19/2016		1,000	993
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander
4.125% due 11/09/2022		500	492
Bank of America Corp.
0.566% due 08/15/2016		400	395
1.500% due 10/09/2015		700	707
4.500% due 04/01/2015		2,400	2,491
6.400% due 08/28/2017		200	230
6.500% due 08/01/2016		12,425	13,926
Bank of Montreal
2.850% due 06/09/2015		200	206
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.645% due 03/10/2017		7,100	7,109
Banque PSA Finance S.A.
2.143% due 04/04/2014		500	501
Barclays Bank PLC
14.000% due 06/15/2019 (c)	GBP	5,600	12,669
BBVA Bancomer S.A.
4.500% due 03/10/2016		$200	213
6.500% due 03/10/2021		200	217
6.750% due 09/30/2022		3,900	4,280
7.250% due 04/22/2020		400	445
CIT Group, Inc.
4.750% due 02/15/2015		8,300	8,549
5.250% due 04/01/2014		3,200	3,200
Citigroup, Inc.
0.505% due 06/09/2016		4,600	4,546
0.916% due 11/15/2016		7,000	7,039
1.199% due 07/25/2016		8,600	8,714
1.250% due 01/15/2016		2,500	2,510
1.300% due 04/01/2016		1,000	1,004
2.650% due 03/02/2015		5,000	5,092
4.875% due 05/07/2015		1,000	1,042
5.000% due 09/15/2014		3,800	3,874
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
6.875% due 03/19/2020	EUR	600	976
Credit Agricole Home Loan SFH
0.987% due 07/21/2014		$1,600	1,603
Eksportfinans ASA
2.000% due 09/15/2015		700	697
Export-Import Bank of Korea
4.000% due 01/29/2021		2,000	2,113
5.875% due 01/14/2015		600	625

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ford Motor Credit Co. LLC
1.700% due 05/09/2016		$2,900	$2,934
2.500% due 01/15/2016		2,700	2,774
2.750% due 05/15/2015		6,850	6,992
3.875% due 01/15/2015		1,200	1,229
5.625% due 09/15/2015		5,069	5,406
7.000% due 04/15/2015		400	426
8.000% due 06/01/2014		6,900	6,984
8.000% due 12/15/2016		200	234
8.700% due 10/01/2014		100	104
General Motors Financial Co., Inc.
2.750% due 05/15/2016		700	711
Goldman Sachs Group, Inc.
0.637% due 07/22/2015		1,700	1,700
International Lease Finance Corp.
4.875% due 04/01/2015		1,900	1,976
5.650% due 06/01/2014		500	504
6.500% due 09/01/2014		3,700	3,792
6.750% due 09/01/2016		3,475	3,883
JPMorgan Chase & Co.
0.854% due 02/26/2016		7,000	7,037
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		3,600	4,105
Korea Development Bank
3.500% due 08/22/2017		200	212
Korea Exchange Bank
3.125% due 06/26/2017		1,400	1,457
Korea Finance Corp.
3.250% due 09/20/2016		600	631
Macquarie Bank Ltd.
6.625% due 04/07/2021		2,600	2,946
Macquarie Group Ltd.
7.300% due 08/01/2014		500	511
Morgan Stanley
0.719% due 10/15/2015		7,800	7,807
3.800% due 04/29/2016		1,300	1,370
National Australia Bank Ltd.
0.962% due 04/11/2014		2,000	2,000
New York Life Global Funding
0.587% due 05/23/2016		3,425	3,444
Nordea Bank AB
0.591% due 04/04/2017		3,200	3,200
Nordea Eiendomskreditt A/S
0.660% due 04/07/2015		800	800
Northern Rock Asset Management PLC
5.625% due 06/22/2017		1,100	1,239
Nykredit Realkredit A/S
2.000% due 04/01/2014	DKK	13,100	2,417
Principal Life Income Funding Trusts
5.550% due 04/27/2015		$100	105
RCI Banque S.A.
2.112% due 04/11/2014		1,500	1,500
Realkredit Danmark A/S
2.000% due 04/01/2014	DKK	23,600	4,355
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (c)		$100	109
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		1,000	1,031
SLM Corp.
3.875% due 09/10/2015		6,570	6,800
5.000% due 04/15/2015		700	728
6.250% due 01/25/2016		300	324
Springleaf Finance Corp.
5.750% due 09/15/2016		200	213
6.900% due 12/15/2017		1,900	2,095
SSIF Nevada LP
0.942% due 04/14/2014		3,700	3,701

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
State Bank of India
4.500% due 10/23/2014	$800	$814
4.500% due 07/27/2015	100	104
Stone Street Trust
5.902% due 12/15/2015	200	215
Tri-Command Military Housing LLC
5.383% due 02/15/2048	1,326	1,131
Turkiye Garanti Bankasi A/S
2.737% due 04/20/2016	200	196
Wells Fargo & Co.
1.250% due 07/20/2016	2,900	2,926

		230,712

INDUSTRIALS 8.2%
21st Century Fox America, Inc.
5.300% due 12/15/2014	1,300	1,344
AbbVie, Inc.
0.996% due 11/06/2015	5,400	5,455
Braskem Finance Ltd.
5.750% due 04/15/2021	2,500	2,509
7.000% due 05/07/2020	702	765
Cisco Systems, Inc.
0.286% due 09/03/2015	12,700	12,699
COX Communications, Inc.
5.500% due 10/01/2015	1,176	1,254
Daimler Finance North America LLC
0.842% due 01/09/2015	2,300	2,309
0.918% due 08/01/2016	3,600	3,635
Deutsche Telekom International Finance BV
3.125% due 04/11/2016	3,000	3,129
DISH DBS Corp.
6.625% due 10/01/2014	900	925
7.125% due 02/01/2016	1,800	1,971
7.750% due 05/31/2015	6,400	6,872
DP World Sukuk Ltd.
6.250% due 07/02/2017	1,100	1,222
Enbridge, Inc.
0.883% due 10/01/2016	2,500	2,509
General Mills, Inc.
0.586% due 05/16/2014	4,100	4,102
GTL Trade Finance, Inc.
7.250% due 10/20/2017	700	794
HCA, Inc.
6.375% due 01/15/2015	500	520
7.875% due 02/15/2020	7,600	8,109
8.500% due 04/15/2019	3,400	3,560
Johnson & Johnson
0.303% due 11/28/2016	10,400	10,418
Kroger Co.
0.804% due 10/17/2016	3,400	3,406
MGM Resorts International
6.625% due 07/15/2015	3,450	3,674
7.500% due 06/01/2016	1,200	1,343
NBCUniversal Media LLC
2.100% due 04/01/2014	2,100	2,100
PepsiCo, Inc.
0.436% due 07/30/2015	10,000	10,019
President and Fellows of Harvard College
6.500% due 01/15/2039	1,100	1,460
Reynolds American, Inc.
1.050% due 10/30/2015	1,100	1,100
STATS ChipPAC Ltd.
4.500% due 03/20/2018	600	605
Thomson Reuters Corp.
1.300% due 02/23/2017	9,800	9,759

54	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Total Capital Canada Ltd.
0.619% due 01/15/2016	$1,000	$1,006
UAL Pass-Through Trust
10.400% due 05/01/2018	46	53
Volkswagen International Finance NV
0.835% due 11/20/2014	1,520	1,526
0.857% due 04/01/2014	390	390
Wm Wrigley Jr. Co.
3.700% due 06/30/2014	7,200	7,254
Woodside Finance Ltd.
4.500% due 11/10/2014	800	818

		118,614

UTILITIES 2.5%
AT&T, Inc.
0.654% due 03/30/2017	4,500	4,501
Petrobras Global Finance BV
2.000% due 05/20/2016	7,700	7,652
Rosneft Finance S.A.
6.625% due 03/20/2017	100	108
Shell International Finance BV
0.307% due 11/10/2015	3,000	3,002
0.446% due 11/15/2016	2,500	2,504
Sprint Communications, Inc.
6.000% due 12/01/2016	500	549
Verizon Communications, Inc.
0.435% due 03/06/2015	900	900
1.763% due 09/15/2016	6,400	6,587
1.984% due 09/14/2018	4,300	4,521
2.500% due 09/15/2016	3,000	3,109
3.650% due 09/14/2018	2,400	2,558

		35,991

Total Corporate Bonds & Notes (Cost $380,289)		385,317

MUNICIPAL BONDS & NOTES 1.6%

CALIFORNIA 0.6%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	134
Long Beach Unified School District, California General Obligation Bonds, Series 2011
5.914% due 08/01/2025	3,500	4,092
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	400	518
San Luis Obispo County, California Revenue Bonds, (NPFGC Insured), Series 2003
0.000% due 09/01/2027	7,100	3,139
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	400	443

		8,326

COLORADO 0.3%
Denver, Colorado City & County School District No. 1 Certificates of Participation Bonds, Series 2011
6.220% due 12/15/2026	4,300	4,901

NEVADA 0.0%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	100	132

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 0.1%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	$1,000	$1,360

NEW YORK 0.3%
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	100	108
New York City, New York Water & Sewer System Revenue Bonds, (FGIC Insured), Series 2007
4.750% due 06/15/2033	3,300	3,432
New York State Thruway Authority Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,157

		4,697

OHIO 0.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	100	87

TEXAS 0.2%
Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2012
5.000% due 11/01/2022	2,000	2,264
San Antonio, Texas City Public Service Board Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	300	364

		2,628

WASHINGTON 0.1%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	600	679

Total Municipal Bonds & Notes (Cost $21,008)		22,810

U.S. GOVERNMENT AGENCIES 12.0%
Fannie Mae
0.504% due 07/25/2037	149	149
0.534% due 07/25/2037	152	152
0.554% due 09/25/2035	305	305
0.604% due 09/25/2035	259	260
0.875% due 08/28/2017 - 12/20/2017	4,500	4,440
0.894% due 03/25/2040	382	387
1.250% due 01/30/2017	1,300	1,315
2.310% due 08/01/2022	100	96
4.000% due 07/01/2018 - 04/01/2044	4,412	4,655
4.500% due 04/01/2025 - 04/01/2044	68,781	73,469
4.501% due 07/01/2019	942	1,043
5.000% due 02/13/2017 - 05/01/2044	32,162	35,138
5.375% due 06/12/2017	100	113
5.500% due 09/01/2023 - 04/01/2040	13,578	14,994
6.000% due 05/01/2019 - 05/01/2044	11,802	13,152
7.500% due 04/01/2024 - 11/01/2037	559	628
Freddie Mac
0.194% due 12/25/2036	19	19

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.305% due 07/15/2019	$10	$10
0.865% due 10/15/2037	107	108
4.500% due 12/01/2039 - 05/01/2044	6,000	6,376
5.000% due 08/01/2026 - 05/01/2044	4,671	5,079
5.500% due 08/23/2017 - 05/01/2040	1,765	1,946
6.000% due 04/01/2040 - 04/01/2044	1,016	1,129
Ginnie Mae
5.000% due 05/15/2038 - 04/15/2039	4,955	5,430
6.000% due 12/15/2038	292	327
Small Business Administration
5.290% due 12/01/2027	88	96
5.720% due 01/01/2029	1,538	1,713
6.020% due 08/01/2028	1,445	1,640

Total U.S. Government Agencies (Cost $173,163)		174,169

U.S. TREASURY OBLIGATIONS 10.2%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2017	721	742
0.125% due 01/15/2022	207	203
0.125% due 07/15/2022	1,831	1,794
0.625% due 07/15/2021	311	321
1.125% due 01/15/2021	214	227
1.250% due 07/15/2020	536	578
1.750% due 01/15/2028	3,238	3,590
2.000% due 07/15/2014 (e)(f)(h)	59,559	60,559
2.375% due 01/15/2025	3,722	4,388
2.375% due 01/15/2027	2,436	2,894
2.500% due 01/15/2029	8,497	10,327
U.S. Treasury Notes
0.625% due 12/15/2016	29,100	28,994
0.625% due 02/15/2017	18,400	18,286
0.625% due 05/31/2017 (f)	270	267
0.750% due 01/15/2017	12,100	12,085
0.750% due 03/15/2017	1,500	1,495

Total U.S. Treasury Obligations (Cost $147,579)		146,750

MORTGAGE-BACKED SECURITIES 5.2%
Adjustable Rate Mortgage Trust
4.578% due 11/25/2037 ^	10,605	7,123
Banc of America Commercial Mortgage Trust
5.611% due 04/10/2049	87	89
Bear Stearns Alt-A Trust
4.930% due 11/25/2035 ^	11,505	9,341
Chaseflex Trust
0.454% due 07/25/2037	675	514
Citigroup Commercial Mortgage Trust
4.733% due 10/15/2041	5,451	5,509
Citigroup Mortgage Loan Trust, Inc.
0.224% due 01/25/2037	10	6
2.500% due 03/25/2036	946	885
5.249% due 08/25/2035	400	397
Countrywide Alternative Loan Trust
0.314% due 02/25/2047	43	37
0.354% due 06/25/2037	146	126
1.129% due 02/25/2036	15	13
Countrywide Home Loan Mortgage Pass-Through Trust
2.498% due 11/25/2034	16	15
2.500% due 02/20/2035	19	18
5.500% due 11/25/2035 ^	125	121

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	55

Schedule of Investments PIMCO Small Cap StocksPLUS® AR Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Commercial Mortgage Trust
5.460% due 09/15/2039		$4,491	$4,856
Credit Suisse First Boston Mortgage Securities Corp.
5.113% due 07/15/2036		4,564	4,593
DBRR Trust
0.853% due 02/25/2045		2,795	2,783
Eddystone Finance PLC
1.045% due 04/19/2021	GBP	2,305	3,782
Granite Master Issuer PLC
0.724% due 12/20/2054		1,902	3,151
0.804% due 12/20/2054		856	1,419
Granite Mortgages PLC
0.682% due 01/20/2044	EUR	13	18
0.843% due 03/20/2044	GBP	399	663
0.843% due 06/20/2044		320	534
0.900% due 01/20/2044		20	33
0.903% due 09/20/2044		90	149
Greenwich Capital Commercial Funding Corp.
5.246% due 04/10/2037		$1,000	1,008
5.820% due 07/10/2038		1,112	1,203
GSR Mortgage Loan Trust
5.021% due 11/25/2035		22	22
HarborView Mortgage Loan Trust
0.326% due 12/19/2036 ^		1,282	871
JPMorgan Chase Commercial Mortgage Securities Trust
4.158% due 01/12/2039		29	29
5.397% due 05/15/2045		1,437	1,561
5.439% due 01/15/2049		4,761	5,250
JPMorgan Mortgage Trust
2.757% due 08/25/2034		257	261
3.319% due 02/25/2035		7	7
5.219% due 07/25/2035		143	148
5.750% due 01/25/2036 ^		37	34
LB Commercial Mortgage Trust
5.823% due 07/15/2044		5,932	6,539
LB-UBS Commercial Mortgage Trust
5.641% due 03/15/2039		1,581	1,710
Leek Finance Ltd.
0.803% due 12/21/2037	GBP	615	1,062
Merrill Lynch Floating Trust
0.692% due 07/09/2021		$2,405	2,403
Merrill Lynch Mortgage Investors Trust
5.062% due 09/25/2035		379	366
Morgan Stanley Capital Trust
5.610% due 04/15/2049		71	72
Residential Accredit Loans, Inc. Trust
0.339% due 08/25/2036		1,271	972
Silenus European Loan Conduit Ltd.
0.438% due 05/15/2019	EUR	570	769
Structured Adjustable Rate Mortgage Loan Trust
2.416% due 04/25/2035		$472	461
Structured Asset Securities Corp.
2.646% due 10/28/2035		378	358
Titan Europe PLC
0.802% due 10/23/2016	GBP	656	1,077
Wachovia Bank Commercial Mortgage Trust
0.235% due 06/15/2020		$626	621
5.749% due 07/15/2045		688	749
WaMu Mortgage Pass-Through Certificates
0.859% due 01/25/2047		46	44
2.284% due 09/25/2046		83	79
2.284% due 10/25/2046		79	72
Wells Fargo Mortgage-Backed Securities Trust
2.614% due 03/25/2036		759	736
5.428% due 12/25/2036		685	690

Total Mortgage-Backed Securities (Cost $74,263)			75,349

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 4.2%
Apidos CDO Ltd.
0.499% due 07/27/2017		$73	$73
Asset-Backed Securities Corp. Home Equity Loan Trust
0.429% due 09/25/2034		5	5
0.794% due 07/25/2035		300	272
Avenue CLO Ltd.
0.497% due 07/20/2018		365	365
Bacchus Ltd.
0.477% due 01/20/2019		2,282	2,271
Bear Stearns Asset-Backed Securities Trust
0.264% due 02/25/2037		4,085	3,769
0.314% due 08/25/2036		1,529	1,198
0.354% due 12/25/2036		541	506
Callidus Debt Partners CLO Fund Ltd.
0.498% due 04/17/2020		1,839	1,836
Centurion CDO Ltd.
0.555% due 03/08/2017		2,135	2,131
Citibank Omni Master Trust
2.905% due 08/15/2018		1,700	1,717
Citigroup Mortgage Loan Trust, Inc.
0.214% due 07/25/2045		46	36
Cornerstone CLO Ltd.
0.459% due 07/15/2021		2,700	2,648
Countrywide Asset-Backed Certificates
0.334% due 09/25/2036		67	65
Credit-Based Asset Servicing and Securitization LLC
0.274% due 07/25/2037		13	8
Duane Street CLO Ltd.
0.492% due 01/11/2021		2,359	2,336
Eurocredit CDO BV
0.900% due 10/20/2016	EUR	492	678
First Franklin Mortgage Loan Trust
0.684% due 09/25/2035		$4,000	3,736
Harbourmaster CLO BV
0.622% due 10/11/2019	EUR	1,048	1,443
HSBC Home Equity Loan Trust
0.307% due 03/20/2036		$252	247
Hyde Park CDO BV
0.624% due 06/14/2022	EUR	2,900	3,958
JPMorgan Mortgage Acquisition Trust
0.214% due 03/25/2047		$10	10
Lafayette CLO Ltd.
1.635% due 09/06/2022		112	112
Morgan Stanley ABS Capital, Inc. Trust
0.204% due 07/25/2036		7	3
NOB Hill CLO Ltd.
0.486% due 08/15/2018		803	799
Pacifica CDO Corp.
0.499% due 01/26/2020		274	273
Residential Asset Securities Corp. Trust
0.404% due 04/25/2037		18,700	16,098
SG Mortgage Securities Trust
0.334% due 02/25/2036		7,260	4,139
SLM Student Loan Trust
0.564% due 12/15/2023	EUR	853	1,160
0.755% due 07/15/2022		$7,000	7,017
3.405% due 05/16/2044		329	350
Soundview Home Loan Trust
0.214% due 11/25/2036		10	4
South Texas Higher Education Authority, Inc.
0.733% due 10/01/2020		815	815
Venture CDO Ltd.
0.457% due 07/22/2021		400	390

Total Asset-Backed Securities (Cost $59,581)			60,468

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 10.9%
Autonomous Community of Valencia
4.375% due 07/16/2015	EUR	300	$429
Hydro-Quebec
0.392% due 09/30/2014 (c)		$3,600	2,657
Italy Buoni Poliennali Del Tesoro
2.250% due 05/15/2016	EUR	1,500	2,126
2.750% due 12/01/2015		1,000	1,425
3.000% due 04/15/2015		1,100	1,552
3.000% due 06/15/2015		5,100	7,226
3.000% due 11/01/2015		500	714
3.750% due 08/01/2015		13,700	19,636
3.750% due 08/01/2016		1,800	2,640
4.500% due 07/15/2015		17,400	25,147
4.750% due 09/15/2016		800	1,202
Italy Certificati Di Credito Del Tesoro
0.000% due 06/30/2015		1,300	1,776
0.000% due 12/31/2015		2,600	3,533
Korea Housing Finance Corp.
4.125% due 12/15/2015		$300	317
Mexico Government International Bond
4.000% due 11/15/2040 (b)	MXN	2,573	207
5.000% due 06/16/2016 (b)		4,888	406
Province of Ontario
0.950% due 05/26/2015		$600	605
1.100% due 10/25/2017		200	198
1.650% due 09/27/2019		300	291
Qatar Government International Bond
5.250% due 01/20/2020		1,500	1,706
Spain Government International Bond
2.100% due 04/30/2017	EUR	7,600	10,756
3.000% due 04/30/2015		2,800	3,957
3.150% due 01/31/2016		3,800	5,469
3.300% due 07/30/2016		9,100	13,232
3.750% due 10/31/2015		6,400	9,242
4.000% due 07/30/2015		21,900	31,507
4.250% due 10/31/2016		6,800	10,145

Total Sovereign Issues (Cost $155,239)			158,101

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%
Wells Fargo & Co.
7.500% due 12/31/2049 (c)		4,400	5,161

Total Convertible Preferred Securities (Cost $5,487)			5,161

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 8.0%

CERTIFICATES OF DEPOSIT 1.4%
Credit Suisse
0.465% due 03/17/2015		$900	900
0.644% due 12/07/2015		5,100	5,109
Intesa Sanpaolo SpA
1.650% due 04/07/2015		12,900	12,904
Itau Unibanco Holding S.A.
0.000% due 10/31/2014		1,300	1,292

			20,205

COMMERCIAL PAPER 0.5%
British Telecommunications PLC
0.750% due 04/08/2014		600	600

56	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Entergy Corp.
0.950% due 05/05/2014		$3,500	$3,497
Ford Motor Credit Co. LLC
0.840% due 06/02/2014		300	300
0.850% due 06/16/2014		300	300
0.880% due 07/14/2014		600	599
0.900% due 07/01/2014		300	299
0.900% due 08/05/2014		500	499
0.900% due 09/16/2014		1,600	1,596

			7,690

SHORT-TERM NOTES 0.2%
Korea Development Bank
0.770% due 08/20/2014		2,500	2,498

MEXICO TREASURY BILLS 5.9%
3.499% due 04/30/2014 - 09/04/2014 (a)	MXN	1,114,703	84,599

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.0%
0.115% due 03/05/2015 (h)	$290	$290

Total Short-Term Instruments (Cost $114,310)		115,282

Total Investments in Securities (Cost $1,130,919)		1,143,407

	SHARES
INVESTMENTS IN AFFILIATES 21.0%

SHORT-TERM INSTRUMENTS 21.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 21.0%
PIMCO Short-Term Floating NAV Portfolio	161	1
PIMCO Short-Term Floating NAV Portfolio III	30,392,917	303,656

Total Short-Term Instruments (Cost $303,658)		303,657

Total Investments in Affiliates (Cost $303,658)		303,657

MARKET VALUE (000S)
Total Investments 100.1% (Cost $1,434,577)	$1,447,064

Financial Derivative Instruments (d)(g) 10.8% (Cost or Premiums, net $(1,369))	156,627

Other Assets and Liabilities, net (10.9%)	(157,499)

Net Assets 100.0%	$1,446,192

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

As of March 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $12,514 at a weighted average interest rate of (0.943%).

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (1)
Master Securities Forward Transaction Agreement
MSC	$0	$0	$0	$0	$0	$(65)	$(65)

Total Borrowings and Other Financing Transactions	$0	$0	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,820.000	06/21/2014	201	$(804)	$(609)
Call - CBOE S&P 500 Index	1,920.000	06/21/2014	419	(783)	(716)

				$(1,587)	$(1,325)

Total Written Options				$(1,587)	$(1,325)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	57

Schedule of Investments PIMCO Small Cap StocksPLUS® AR Strategy Fund (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2014	453	$26	$6	$0
90-Day Eurodollar December Futures	Long	12/2015	2,024	(426)	202	0
90-Day Eurodollar June Futures	Long	06/2016	174	182	11	0
90-Day Eurodollar March Futures	Long	03/2016	429	505	38	0
90-Day Eurodollar September Futures	Long	09/2015	2,519	488	220	0
90-Day Eurodollar September Futures	Long	09/2016	37	1	1	0
Russell 2000 Mini Index June Futures	Long	06/2014	4,352	(4,129)	10,227	0

Total Futures Contracts				$(3,353)	$10,705	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
CDX.IG-21 5-Year Index	(1.000%	)	12/20/2018	$12,600	$(230)	$(38)	$0	$(8)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-21 5-Year Index	1.000%	12/20/2018	$ 12,600	$230	$112	$8	$0
CDX.IG-22 5-Year Index	1.000%	06/20/2019	44,000	689	54	34	0
iTraxx Europe 21 5-Year Index	1.000%	06/20/2019	EUR 4,050	69	15	10	0

				$988	$181	$52	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$2,400	$(32)	$(29)	$1	$0
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	45,200	319	(30)	14	0
Pay	3-Month USD-LIBOR	3.000%	09/21/2017	16,700	102	75	1	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	11,500	1,669	895	51	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	65,300	(72)	(4,131)	319	0

					$1,986	$(3,220)	$386	$0

Total Swap Agreements					$2,744	$(3,077)	$438	$(8)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(e)	Securities with an aggregate market value of $6,939 have been pledged as collateral as of March 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

58	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

(f)	Securities with an aggregate market value of $326 and cash of $31,050 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$10,705	$438	$11,143	$(1,325)	$0	$(8)	$(1,333)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		EUR	48,253	$		66,227	$0	$(248)
	05/2014			15,120			20,765	0	(64)
	06/2014	$		1,087		GBP	659	11	0

BPS	04/2014		MXN	94,072	$		7,102	0	(88)
	05/2014			68,414			5,138	0	(82)
	06/2014			278,521			21,017	0	(190)
	08/2014		EUR	100			127	0	(11)

BRC	04/2014			28,406			39,248	191	(77)

CBK	04/2014			100			127	0	(11)
	05/2014			132			182	0	0
	05/2014		JPY	1,266,599			12,421	146	0
	06/2014		MXN	96,994			7,255	0	(138)
	09/2014			219,634			16,353	0	(271)

DUB	04/2014		DKK	37,341			6,779	0	(112)

FBF	04/2014		EUR	6,000			8,103	0	(163)
	06/2014			200			254	0	(22)

GLM	04/2014			14,952			20,764	165	0
	06/2014		GBP	15,550			26,054	144	0
	09/2014		MXN	220,976			16,453	0	(272)

MSC	04/2014			120,000			9,011	0	(161)

RYL	04/2014	$		149,519		EUR	108,528	0	(5)
	05/2014		EUR	108,528	$		149,511	8	0

UAG	04/2014			25,917			35,377	0	(327)

Total Forward Foreign Currency Contracts								$665	$(2,242)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	06/18/2014	$300	$ 0	$0
JPM	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	06/18/2014	800	(1)	(1)

						$(1)	$(1)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$300	$(4)	$0

Total Written Options						$(5)	$(1)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at 03/31/2013	58	$92,600	EUR	18,100	$(413)
Sales	851	683,500		0	(4,631)
Closing Buys	(67)	(29,900)		0	431
Expirations	(111)	(621,300)		(11,600)	2,485
Exercised	(111)	(123,500)		(6,500)	536

Balance at 03/31/2014	620	$1,400	EUR	0	$(1,592)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	59

Schedule of Investments PIMCO Small Cap StocksPLUS® AR Strategy Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	General Electric Capital Corp.	1.000%	03/20/2016	0.336%	$ 2,200	$(23)	$53	$30	$0
	Indonesia Government International Bond	1.000%	06/20/2016	0.625%	800	(15)	22	7	0
	MetLife, Inc.	1.000%	12/20/2014	0.087%	1,200	(22)	30	8	0

BRC	Brazil Government International Bond	1.000%	06/20/2015	0.383%	500	(7)	11	4	0
	Brazil Government International Bond	1.000%	06/20/2016	0.729%	1,000	(1)	8	7	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.625%	600	(10)	15	5	0

CBK	Brazil Government International Bond	1.000%	06/20/2016	0.729%	1,800	(5)	16	11	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.625%	100	(2)	3	1	0
	JPMorgan Chase & Co.	1.000%	06/20/2014	0.196%	3,200	30	(23)	7	0
	MetLife, Inc.	1.000%	12/20/2014	0.087%	400	(10)	13	3	0
	Mexico Government International Bond	1.000%	06/20/2016	0.349%	3,100	0	46	46	0

DUB	Brazil Government International Bond	1.000%	06/20/2015	0.383%	1,000	(10)	18	8	0
	Mexico Government International Bond	1.000%	03/20/2016	0.331%	600	(4)	13	9	0
	Mexico Government International Bond	1.000%	06/20/2016	0.349%	2,000	5	25	30	0
	Spain Government International Bond	1.000%	06/20/2019	1.035%	4,900	(3)	2	0	(1)

FBF	Brazil Government International Bond	1.000%	06/20/2016	0.729%	1,800	(3)	14	11	0

GST	Brazil Government International Bond	1.000%	06/20/2015	0.383%	500	(7)	11	4	0

HUS	Brazil Government International Bond	1.000%	06/20/2016	0.729%	1,300	(2)	10	8	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.625%	200	(4)	5	1	0
	Mexico Government International Bond	1.000%	03/20/2016	0.331%	800	(6)	17	11	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%	4,800	(12)	60	48	0

JPM	Indonesia Government International Bond	1.000%	06/20/2016	0.625%	100	(2)	3	1	0
	Spain Government International Bond	1.000%	06/20/2019	1.035%	5,000	(2)	1	0	(1)

MYC	Mexico Government International Bond	1.000%	03/20/2016	0.331%	1,000	(6)	20	14	0

SOG	United Kingdom Gilt	1.000%	03/20/2015	0.030%	300	2	1	3	0

						$(119)	$394	$277	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	$2,600	$152	$(87)	$65	$0

DUB	CDX.EM-13 5-Year Index	5.000%	06/20/2015	1,000	131	(105)	26	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	500	62	(50)	12	0

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	193	0	3	3	0

					$345	$(239)	$106	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	1,000	$1	$(27)	$0	$(26)

60	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	28-Day MXN-TIIE	5.750%	06/05/2023	MXN	100	$0	$0	$0	$0

BRC	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		32,500	5	8	13	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		9,000	(5)	20	15	0
	Pay	28-Day MXN-TIIE	6.000%	09/02/2022		4,000	(2)	(6)	0	(8)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		100	0	0	0	0
	Pay	28-Day MXN-TIIE	6.000%	06/05/2023		200	0	0	0	0

DUB	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		200	0	0	0	0

GLM	Pay	1-Year BRL-CDI	9.095%	01/02/2017	BRL	500	0	(14)	0	(14)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023	MXN	200	(1)	0	0	(1)

HUS	Pay	1-Year BRL-CDI	8.950%	01/02/2017	BRL	900	0	(26)	0	(26)
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MXN	1,700	(1)	2	1	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		3,000	(1)	6	5	0
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		300	(1)	(1)	0	(2)

JPM	Pay	28-Day MXN-TIIE	6.000%	06/05/2023		400	(2)	1	0	(1)

MYC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		1,100	0	2	2	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		43,000	7	10	17	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		2,000	(1)	4	3	0
	Pay	28-Day MXN-TIIE	6.000%	09/02/2022		2,000	(1)	(3)	0	(4)

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	300	(1)	(8)	0	(9)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	1,000	0	2	2	0

							$(3)	$(30)	$58	$(91)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	Russell 2000 Index	108,457	3-Month USD-LIBOR less a specified spread	05/15/2014	$471,528		$122,708	$122,708	$0

FBF	Receive	Russell 2000 Index	53,878	3-Month USD-LIBOR less a specified spread	11/14/2014	269,896		25,339	25,339	0

								$148,047	$148,047	$0

Total Swap Agreements							$223	$148,172	$148,488	$(93)

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(h)	Securities with an aggregate market value of $1,018 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$11	$0	$122,753	$122,764	$(312)	$0	$(26)	$(338)	$122,426	$(111,690)	$10,736
BPS	0	0	0	0	(371)	0	0	(371)	(371)	290	(81)
BRC	191	0	109	300	(77)	0	(8)	(85)	215	(280)	(65)
CBK	146	0	68	214	(420)	0	0	(420)	(206)	361	155
DUB	0	0	73	73	(112)	0	(1)	(113)	(40)	15	(25)
FBF	0	0	25,350	25,350	(185)	0	0	(185)	25,165	(19,740)	5,425
GLM	309	0	0	309	(272)	0	(15)	(287)	22	(280)	(258)
GST	0	0	4	4	0	0	0	0	4	0	4
HUS	0	0	86	86	0	0	(28)	(28)	58	0	58
JPM	0	0	4	4	0	(1)	(2)	(3)	1	0	1
MSC	0	0	0	0	(161)	0	0	(161)	(161)	(541)	(702)
MYC	0	0	36	36	0	0	(4)	(4)	32	(195)	(163)
RYL	8	0	0	8	(5)	0	0	(5)	3	0	3
SOG	0	0	3	3	0	0	0	0	3	0	3
UAG	0	0	2	2	(327)	0	(9)	(336)	(334)	352	18

Total Over the Counter	$665	$0	$148,488	$149,153	$(2,242)	$(1)	$(93)	$(2,336)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	61

Schedule of Investments PIMCO Small Cap StocksPLUS® AR Strategy Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$10,227	$0	$478	$10,705
Swap Agreements	0	52	0	0	386	438

	$0	$52	$10,227	$0	$864	$11,143

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$665	$0	$665
Swap Agreements	0	383	148,047	0	58	148,488

	$0	$383	$148,047	$665	$58	$149,153

	$0	$435	$158,274	$665	$922	$160,296

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$1,325	$0	$0	$1,325
Swap Agreements	0	8	0	0	0	8

	$0	$8	$1,325	$0	$0	$1,333

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,242	$0	$2,242
Written Options	0	1	0	0	0	1
Swap Agreements	0	2	0	0	91	93

	$0	$3	$0	$2,242	$91	$2,336

	$0	$11	$1,325	$2,242	$91	$3,669

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$17	$0	$36	$53
Futures	0	0	103,044	0	2,356	105,400
Swap Agreements	0	1,433	0	0	(2,918)	(1,485)

	$0	$1,433	$103,061	$0	$(526)	$103,968

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,008)	$0	$(5,008)
Purchased Options	0	0	0	0	(7)	(7)
Written Options	0	6	0	21	2,244	2,271
Swap Agreements	0	747	49,872	0	532	51,151

	$0	$753	$49,872	$(4,987)	$2,769	$48,407

	$0	$2,186	$152,933	$(4,987)	$2,243	$152,375

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$262	$0	$(9)	$253
Futures	0	0	(16,779)	0	569	(16,210)
Swap Agreements	0	142	0	0	(3,102)	(2,960)

	$0	$142	$(16,517)	$0	$(2,542)	$(18,917)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,738)	$0	$(1,738)
Purchased Options	0	0	0	0	7	7
Written Options	0	1	0	(5)	(155)	(159)
Swap Agreements	0	(286)	131,202	0	(175)	130,741

	$0	$(285)	$131,202	$(1,743)	$(323)	$128,851

	$0	$(143)	$114,685	$(1,743)	$(2,865)	$109,934

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

62	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$3,200	$227,512	$0	$230,712
Industrials	0	118,561	53	118,614
Utilities	0	35,991	0	35,991
Municipal Bonds & Notes
California	0	8,326	0	8,326
Colorado	0	4,901	0	4,901
Nevada	0	132	0	132
New Jersey	0	1,360	0	1,360
New York	0	4,697	0	4,697
Ohio	0	87	0	87
Texas	0	2,628	0	2,628
Washington	0	679	0	679
U.S. Government Agencies	0	174,169	0	174,169
U.S. Treasury Obligations	0	146,750	0	146,750
Mortgage-Backed Securities	0	75,349	0	75,349
Asset-Backed Securities	0	60,468	0	60,468
Sovereign Issues	0	158,101	0	158,101
Convertible Preferred Securities
Banking & Finance	5,161	0	0	5,161
Short-Term Instruments
Certificates of Deposit	0	20,205	0	20,205
Commercial Paper	0	7,690	0	7,690
Short-Term Notes	0	2,498	0	2,498

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Mexico Treasury Bills	$0	$84,599	$0	$84,599
U.S. Treasury Bills	0	290	0	290
	$8,361	$1,134,993	$53	$1,143,407

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$303,657	$0	$0	$303,657

Total Investments	$312,018	$1,134,993	$53	$1,447,064

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	10,705	438	0	11,143
Over the counter	0	149,153	0	149,153
	$10,705	$149,591	$0	$160,296

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,333)	0	(1,333)
Over the counter	0	(2,336)	0	(2,336)
	$0	$(3,669)	$0	$(3,669)

Totals	$322,723	$1,280,915	$53	$1,603,691

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	63

Schedule of Investments PIMCO StocksPLUS® Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 66.1%

BANK LOAN OBLIGATIONS 0.2%
H.J. Heinz Co.
3.500% due 06/05/2020		$2,283	$2,298

Total Bank Loan Obligations (Cost $2,278)			2,298

CORPORATE BONDS & NOTES 25.6%

BANKING & FINANCE 14.3%
Abbey National Treasury Services PLC
1.819% due 04/25/2014		2,000	2,002
3.875% due 11/10/2014		2,400	2,449
Ally Financial, Inc.
3.635% due 06/20/2014		900	908
4.625% due 06/26/2015		1,400	1,453
8.300% due 02/12/2015		2,000	2,119
American Express Credit Corp.
5.375% due 10/01/2014	GBP	4,000	6,819
American International Group, Inc.
4.900% due 06/02/2014	CAD	7,700	7,003
Bank of America Corp.
0.993% due 09/15/2026		$5,500	4,758
1.103% due 04/01/2019 (a)		9,400	9,402
Bear Stearns Cos. LLC
5.300% due 10/30/2015		5,300	5,665
BNP Paribas S.A.
2.985% due 12/20/2014		4,500	4,586
CIT Group, Inc.
4.750% due 02/15/2015		2,800	2,884
5.250% due 04/01/2014		4,900	4,900
Citigroup, Inc.
0.516% due 11/05/2014		14,700	14,706
0.977% due 05/31/2017	EUR	600	812
5.500% due 10/15/2014		$800	821
Dexia Credit Local S.A.
2.750% due 04/29/2014		3,800	3,805
Export-Import Bank of Korea
0.992% due 01/14/2017		1,400	1,409
1.083% due 09/17/2016		8,400	8,430
Ford Motor Credit Co. LLC
1.333% due 08/28/2014		200	201
1.487% due 05/09/2016		1,300	1,322
3.875% due 01/15/2015		1,100	1,126
3.984% due 06/15/2016		1,700	1,802
7.000% due 04/15/2015		700	745
8.700% due 10/01/2014		4,800	4,996
Goldman Sachs Group, Inc.
5.125% due 01/15/2015		900	932
5.500% due 11/15/2014		2,100	2,165
HSBC USA, Inc.
2.375% due 02/13/2015		6,000	6,104
John Deere Capital Corp.
0.353% due 06/15/2015		8,000	8,007
JPMorgan Chase & Co.
0.854% due 02/26/2016		4,300	4,323
3.400% due 06/24/2015		3,200	3,307
4.650% due 06/01/2014		400	403
JPMorgan Chase Bank N.A.
0.563% due 06/13/2016		700	697
Morgan Stanley
1.184% due 12/19/2014		8,300	8,336
National Australia Bank Ltd.
0.962% due 04/11/2014		6,300	6,301
New York Life Global Funding
0.587% due 05/23/2016		5,700	5,731
Royal Bank of Scotland Group PLC
5.050% due 01/08/2015		2,800	2,866

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SSIF Nevada LP
0.942% due 04/14/2014	$7,800	$7,802
Toyota Motor Credit Corp.
0.385% due 09/18/2015	7,800	7,809
Wachovia Corp.
0.503% due 06/15/2017	2,200	2,189
0.609% due 10/15/2016	2,700	2,692

		164,787

INDUSTRIALS 8.1%
21st Century Fox America, Inc.
5.300% due 12/15/2014	5,600	5,792
AbbVie, Inc.
0.996% due 11/06/2015	8,975	9,067
Amgen, Inc.
1.875% due 11/15/2014	11,300	11,391
Anheuser-Busch InBev Worldwide, Inc.
0.602% due 07/14/2014	200	200
3.625% due 04/15/2015	3,300	3,405
Campbell Soup Co.
0.538% due 08/01/2014	900	901
Cisco Systems, Inc.
0.286% due 09/03/2015	9,900	9,899
Daimler Finance North America LLC
0.585% due 03/10/2017	5,200	5,207
0.842% due 01/09/2015	2,000	2,008
1.250% due 01/11/2016	2,850	2,867
1.300% due 07/31/2015	1,200	1,209
DISH DBS Corp.
7.125% due 02/01/2016	200	219
Energy Transfer Partners LP
5.950% due 02/01/2015	5,000	5,214
General Mills, Inc.
0.536% due 01/29/2016	1,800	1,803
Macy’s Retail Holdings, Inc.
7.875% due 07/15/2015	141	153
McKesson Corp.
0.635% due 09/10/2015	7,200	7,210
Mondelez International, Inc.
4.125% due 02/09/2016	1,896	2,005
NBCUniversal Media LLC
2.100% due 04/01/2014	1,600	1,600
3.650% due 04/30/2015	1,900	1,962
PepsiCo, Inc.
0.444% due 02/26/2016	5,700	5,709
SABMiller Holdings, Inc.
1.850% due 01/15/2015	1,500	1,515
Schlumberger Investment S.A.
0.784% due 09/12/2014	3,300	3,308
Telefonica Emisiones S.A.U.
6.421% due 06/20/2016	1,700	1,884
UnitedHealth Group, Inc.
0.358% due 08/28/2014	6,200	6,201
Volkswagen International Finance NV
0.835% due 11/20/2014	2,100	2,108
0.857% due 04/01/2014	500	500

		93,337

UTILITIES 3.2%
AT&T, Inc.
0.619% due 02/12/2016	7,200	7,218
BellSouth Corp.
5.200% due 09/15/2014	1,700	1,737
Consolidated Natural Gas Co.
5.000% due 12/01/2014	2,515	2,590

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Duke Energy Progress, Inc.
0.435% due 03/06/2017	$6,100	$6,099
Verizon Communications, Inc.
1.763% due 09/15/2016	19,400	19,968

		37,612

Total Corporate Bonds & Notes (Cost $295,153)		295,736

U.S. GOVERNMENT AGENCIES 11.1%
Fannie Mae
0.274% due 03/25/2034	572	568
0.404% due 05/25/2037	639	637
0.504% due 03/25/2037 - 07/25/2037	774	774
0.514% due 03/25/2037	459	459
0.534% due 07/25/2037	624	625
0.554% due 09/25/2035	914	915
0.564% due 09/25/2035	1,572	1,576
0.599% due 02/25/2037	821	822
0.784% due 05/25/2040	1,946	1,963
0.854% due 10/25/2037	2,131	2,156
0.874% due 06/25/2037	701	709
0.884% due 06/25/2040	7,093	7,177
0.894% due 03/25/2040	1,608	1,633
0.904% due 03/25/2038 - 01/25/2040	14,326	14,506
0.974% due 12/25/2039	978	987
1.054% due 07/25/2039	873	889
1.332% due 07/01/2044	112	114
1.984% due 11/01/2035	204	216
2.209% due 04/01/2035	808	851
2.440% due 12/01/2033	194	208
2.475% due 05/01/2022	1	1
4.000% due 02/01/2025 - 01/01/2030	4,125	4,377
4.267% due 11/01/2028	19	20
4.326% due 07/01/2028	13	14
4.343% due 04/01/2028	11	12
4.368% due 11/01/2027	16	17
4.397% due 12/01/2036	619	659
4.500% due 04/01/2029 - 05/01/2029	137	146
4.523% due 11/01/2028	17	18
4.532% due 09/01/2034	419	447
4.632% due 02/01/2027	2	2
5.000% due 12/01/2023 - 04/01/2044	1,292	1,410
5.500% due 12/01/2034 - 02/01/2038	3,391	3,750
5.758% due 08/01/2029	14	14
6.000% due 06/01/2017 - 11/01/2038	4,302	4,795
7.000% due 02/01/2015 - 03/01/2015	20	20
7.500% due 09/01/2015 - 05/01/2016	42	43
8.000% due 03/01/2030 - 07/01/2031	23	25
Freddie Mac
0.455% due 02/15/2037	61	61
0.485% due 02/15/2037	136	136
0.495% due 02/15/2037	334	333
0.555% due 06/15/2018	67	67
0.705% due 07/15/2041	5,016	5,046
0.725% due 06/15/2041	4,843	4,868
0.755% due 10/15/2037	259	261
0.765% due 07/15/2037	2,593	2,615

64	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.825% due 08/15/2037		$2,289	$2,308
0.855% due 08/15/2037		4,680	4,734
0.865% due 10/15/2037		1,006	1,018
0.875% due 05/15/2037 - 09/15/2037		5,161	5,222
0.905% due 08/15/2036		554	562
1.005% due 11/15/2039 - 12/15/2039		374	378
1.010% due 01/15/2038		1,381	1,404
1.332% due 02/25/2045		905	916
1.898% due 06/01/2022		5	5
2.221% due 12/01/2022		9	9
2.411% due 10/01/2042		19,072	19,967
2.461% due 06/01/2035		1,009	1,077
2.816% due 07/01/2019		71	71
4.000% due 06/15/2038		1,247	1,271
4.500% due 04/01/2044		1,000	1,066
5.000% due 12/01/2026 - 08/01/2041		580	633
5.500% due 07/01/2038		91	100
6.000% due 03/01/2016 - 02/01/2034		949	1,068
6.500% due 10/25/2043		1,101	1,220
8.500% due 04/01/2025		2	2
Ginnie Mae
1.625% due 08/20/2022 - 02/20/2028		1,374	1,430
2.500% due 04/20/2041		12,189	12,516
3.500% due 07/20/2018		43	46
5.000% due 05/15/2039		736	806
8.000% due 04/20/2030		73	89
NCUA Guaranteed Notes
0.606% due 10/07/2020		2,655	2,672

Total U.S. Government Agencies (Cost $126,054)			127,532

MORTGAGE-BACKED SECURITIES 5.0%
Banc of America Commercial Mortgage Trust
5.598% due 06/10/2049		4,000	4,412
Bank Mart
2.287% due 03/01/2019		166	132
BCAP LLC Trust
0.831% due 02/26/2047		10,900	9,990
Bear Stearns Adjustable Rate Mortgage Trust
2.030% due 11/25/2034		1,084	1,041
2.504% due 04/25/2033		149	152
2.625% due 01/25/2034		34	34
2.667% due 02/25/2033		35	33
2.781% due 01/25/2034		933	940
Bear Stearns Alt-A Trust
2.676% due 09/25/2035		338	301
Bear Stearns Structured Products, Inc.
1.885% due 01/26/2036		1,109	895
2.874% due 12/26/2046		602	454
Citigroup Mortgage Loan Trust, Inc.
2.500% due 10/25/2035		2,012	1,966
2.540% due 05/25/2035		600	590
Countrywide Alternative Loan Trust
0.334% due 05/25/2047		958	801
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032		141	134
2.277% due 06/25/2032		20	15
4.829% due 06/25/2032		9	9
Granite Master Issuer PLC
0.357% due 12/20/2054		476	471
0.804% due 12/20/2054	GBP	499	828

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Granite Mortgages PLC
0.682% due 01/20/2044	EUR	73	$100
0.900% due 01/20/2044	GBP	60	100
0.903% due 09/20/2044		378	628
Greenpoint Mortgage Funding Trust
0.424% due 11/25/2045		$334	262
GSR Mortgage Loan Trust
0.504% due 01/25/2034		98	91
HarborView Mortgage Loan Trust
0.346% due 01/19/2038		2,105	1,784
Impac CMB Trust
0.916% due 10/25/2033		37	36
1.154% due 07/25/2033		638	589
JPMorgan Chase Commercial Mortgage Securities Trust
4.654% due 01/12/2037		444	445
Lehman Mortgage Trust
0.474% due 08/25/2036 ^		3,806	2,791
Merrill Lynch Mortgage Investors Trust
0.364% due 02/25/2036		499	457
Prime Mortgage Trust
0.554% due 02/25/2019		3	2
0.554% due 02/25/2034		153	145
Resecuritization Mortgage Trust
0.404% due 04/26/2021		1	1
Structured Adjustable Rate Mortgage Loan Trust
2.494% due 09/25/2035		3,772	3,427
Structured Asset Mortgage Investments Trust
0.406% due 07/19/2035		965	961
0.434% due 02/25/2036		507	399
9.702% due 06/25/2029		275	291
Wachovia Bank Commercial Mortgage Trust
0.235% due 06/15/2020		514	509
0.295% due 06/15/2020		3,200	3,163
WaMu Mortgage Pass-Through Certificates
0.424% due 12/25/2045		478	450
0.444% due 10/25/2045		271	251
0.474% due 01/25/2045		3,671	3,478
1.135% due 02/25/2046		2,597	2,426
1.331% due 11/25/2042		92	89
1.531% due 06/25/2042		340	322
2.034% due 02/27/2034		739	735
4.746% due 05/25/2037		10,795	10,381
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 01/25/2035		560	563

Total Mortgage-Backed Securities (Cost $57,337)			58,074

ASSET-BACKED SECURITIES 2.7%
Aames Mortgage Investment Trust
1.729% due 01/25/2035		39	39
AFC Home Equity Loan Trust
0.704% due 06/25/2028		210	182
Apidos CDO Ltd.
0.499% due 07/27/2017		87	88
Chase Funding Trust
0.894% due 10/25/2032		119	112
Citibank Omni Master Trust
2.905% due 08/15/2018		2,800	2,828
Citigroup Mortgage Loan Trust, Inc.
0.214% due 07/25/2045		1,188	924
Countrywide Asset-Backed Certificates
0.554% due 08/25/2034		989	896
Credit Suisse First Boston Mortgage Securities Corp.
0.774% due 01/25/2032		230	215
Gulf Stream Compass CLO Ltd.
0.497% due 01/24/2020		1,097	1,099

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Halcyon Structured Asset Management Long/Short Ltd.
0.461% due 08/07/2021		$4,321	$4,297
Harbourmaster CLO BV
0.550% due 10/25/2020	EUR	1,135	1,549
Landmark CDO Ltd.
0.514% due 07/15/2018		$879	878
Long Beach Mortgage Loan Trust
0.714% due 10/25/2034		49	45
Pacifica CDO Corp.
0.499% due 01/26/2020		630	627
Panhandle-Plains Higher Education Authority, Inc.
1.363% due 10/01/2035		1,218	1,237
Sherwood Castle Funding PLC
0.701% due 06/15/2016	GBP	1,300	2,164
SLM Student Loan Trust
0.564% due 12/15/2023	EUR	3,717	5,053
0.574% due 06/17/2024		6,637	9,002

Total Asset-Backed Securities (Cost $30,590)			31,235

SOVEREIGN ISSUES 10.4%
Autonomous Community of Valencia
4.375% due 07/16/2015		200	286
Hydro-Quebec
0.392% due 09/30/2014 (d)		$1,200	886
Italy Buoni Poliennali Del Tesoro
2.250% due 05/15/2016	EUR	1,200	1,701
2.750% due 12/01/2015		12,200	17,384
3.000% due 04/15/2015		500	706
3.000% due 06/15/2015		8,400	11,901
3.000% due 11/01/2015		900	1,284
3.750% due 08/01/2015		11,500	16,483
4.500% due 07/15/2015		5,800	8,382
4.750% due 09/15/2016		100	150
Italy Certificati Di Credito Del Tesoro
0.000% due 06/30/2015		3,600	4,919
0.000% due 12/31/2015		17,200	23,372
Spain Government International Bond
3.000% due 04/30/2015		600	848
3.250% due 04/30/2016		4,400	6,368
3.300% due 07/30/2016		7,100	10,324
3.750% due 10/31/2015		600	866
4.000% due 07/30/2015		9,600	13,811

Total Sovereign Issues (Cost $118,828)			119,671

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (b)		72,000	0

Total Convertible Preferred Securities (Cost $0)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 11.1%

CERTIFICATES OF DEPOSIT 2.2%
Bank of Nova Scotia
0.373% due 10/02/2015		$8,400	8,401
Credit Suisse
0.474% due 03/31/2015		10,600	10,600
Itau Unibanco Holding S.A.
0.000% due 10/31/2014		6,700	6,656

			25,657

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	65

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 2.4%
CNPC Finance
0.460% due 05/23/2014		$4,200	$4,197
Glencore Funding LLC
0.690% due 10/03/2014		8,700	8,683
Thermo Fisher Scientific, Inc.
0.550% due 05/19/2014		15,000	14,989

			27,869

REPURCHASE AGREEMENTS (e) 0.1%
			1,022

MEXICO TREASURY BILLS 5.9%
3.471% due 05/22/2014 - 09/04/2014 (c)	MXN	899,000	68,127

SLOVENIA TREASURY BILLS 0.3%
0.931% due 03/12/2015	EUR	2,600	3,548

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.2%
0.089% due 08/21/2014 - 03/05/2015 (c)(h)	$2,066	$2,065

Total Short-Term Instruments (Cost $127,117)		128,288

Total Investments in Securities (Cost $757,357)		762,834

	SHARES
INVESTMENTS IN AFFILIATES 29.9%

SHORT-TERM INSTRUMENTS 29.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 29.9%
PIMCO Short-Term Floating NAV Portfolio	392	4
PIMCO Short-Term Floating NAV Portfolio III	34,513,636	344,826

Total Short-Term Instruments (Cost $344,811)		344,830

Total Investments in Affiliates (Cost $344,811)		344,830

MARKET VALUE (000S)
Total Investments 96.0% (Cost $1,102,168)	$1,107,664

Financial Derivative Instruments (f)(g) 0.5% (Cost or Premiums, net $(926))	5,540

Other Assets and Liabilities, net 3.5%	40,316

Net Assets 100.0%	$1,153,520

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$1,022	Fannie Mae 2.260% due 10/17/2022	$(1,047)	$1,022	$1,022

Total Repurchase Agreements						$(1,047)	$1,022	$1,022

(1)	Includes accrued interest.

As of March 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $10,338 at a weighted average interest rate of (0.010%).

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	6.000%	12/01/2044	$4,000	$(4,457)	$(4,459)

Total Short Sales				$(4,457)	$(4,459)

66	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,022	$0	$0	$0	$1,022	$(1,047)	$(25)

Master Securities Forward Transaction Agreement
DEU	0	0	0	(4,459)	(4,459)	0	(4,459)

Total Borrowings and Other Financing Transactions	$1,022	$0	$0	$(4,459)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOE S&P 500 Index	1,920.000	06/21/2014	176	$(273)	$(301)

Total Written Options				$(273)	$(301)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	587	$(307)	$59	$0
90-Day Eurodollar June Futures	Long	06/2015	600	(91)	38	0
90-Day Eurodollar March Futures	Long	03/2015	605	(38)	23	0
E-mini S&P 500 Index June Futures	Long	06/2014	5,660	4,522	4,018	0

Total Futures Contracts				$4,086	$4,138	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	$34,100	$240	$(29)	$11	$0
Pay	3-Month USD-LIBOR	3.000%	09/21/2017	79,800	487	361	2	0

					$727	$332	$13	$0

Total Swap Agreements					$727	$332	$13	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

Cash of $25,986 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$4,138	$13	$4,151	$(301)	$0	$0	$ (301)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	67

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		EUR	84,489	$		116,057	$3	$(342)
	05/2014			2,701			3,709	0	(11)
	05/2014	$		2,925		EUR	2,121	0	(3)

BPS	04/2014		EUR	817	$		1,080	0	(46)
	05/2014		MXN	58,499			4,394	0	(70)
	06/2014		EUR	600			759	0	(68)
	06/2014		MXN	110,487			8,255	0	(164)
	07/2014		EUR	400			506	0	(45)
	08/2014			300			380	0	(33)
	08/2014		MXN	62,826			4,648	0	(112)

BRC	04/2014		EUR	800			1,102	4	(4)

CBK	04/2014			300			380	0	(33)
	04/2014	$		2,922		EUR	2,121	0	0
	05/2014		JPY	749,416	$		7,349	87	0
	06/2014		CAD	8,083			7,282	0	(16)
	06/2014		MXN	115,435			8,621	0	(176)
	09/2014			181,875			13,541	0	(224)

DUB	04/2014		EUR	595			825	5	0
	04/2014	$		4,384		EUR	3,154	0	(39)

FBF	04/2014		EUR	1,900	$		2,566	0	(52)
	06/2014			500			634	0	(55)

GLM	04/2014			15,318			21,272	169	0
	06/2014		GBP	6,455			10,815	60	0
	09/2014		MXN	183,006			13,626	0	(225)

HUS	04/2014		EUR	410			564	0	(1)
	04/2014	$		5,233		EUR	3,793	0	(7)

JPM	05/2014		MXN	112,011	$		8,373	0	(169)

MSC	08/2014			62,826			4,651	0	(110)

RYL	04/2014	$		135,861		EUR	98,614	0	(5)
	05/2014		EUR	98,614	$		135,854	7	0

UAG	04/2014			5,653			7,755	0	(33)

Total Forward Foreign Currency Contracts								$335	$(2,043)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	10.000%	07/01/2014	EUR	17,000	$(119)	$0

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	$600	$(33)	$(31)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$1,700	$(15)	$(2)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	4,900	(44)	(4)

DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	1,000	(7)	(1)

						$(66)	$(7)

Total Written Options						$(218)	$(38)

68	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR	Premiums
Balance at 03/31/2013	0	$272,700	EUR 33,800	$(507)
Sales	176	491,000	0	(1,364)
Closing Buys	0	(12,200)	0	51
Expirations	0	(576,800)	(8,400)	999
Exercised	0	(166,500)	(8,400)	330

Balance at 03/31/2014	176	$8,200	EUR 17,000	$(491)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN, U.S. MUNICIPAL AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Italy Government International Bond	1.000%	06/20/2019	1.316%	$ 2,200	$(39)	$6	$0	$(33)

BPS	General Electric Capital Corp.	1.000%	12/20/2015	0.322%	11,900	(495)	639	144	0

CBK	JPMorgan Chase & Co.	1.000%	09/20/2014	0.196%	9,000	91	(53)	38	0
	MetLife, Inc.	1.000%	12/20/2014	0.087%	300	(5)	7	2	0

DUB	China Government International Bond	1.000%	09/20/2015	0.224%	1,100	13	0	13	0
	China Government International Bond	1.000%	09/20/2016	0.386%	1,100	12	5	17	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%	1,900	(32)	7	0	(25)
	Italy Government International Bond	1.000%	06/20/2019	1.316%	700	(13)	2	0	(11)
	MetLife, Inc.	1.000%	12/20/2014	0.087%	7,200	(167)	218	51	0
	Mexico Government International Bond	1.000%	12/20/2015	0.308%	12,400	(6)	159	153	0
	Prudential Financial, Inc.	1.000%	09/20/2015	0.166%	7,700	89	9	98	0

FBF	MetLife, Inc.	1.000%	12/20/2014	0.087%	1,200	(19)	27	8	0

GST	Mexico Government International Bond	1.000%	09/20/2015	0.278%	4,500	33	16	49	0
	Michigan State General Obligation Notes, Series 2003	0.440%	03/20/2018	0.407%	1,400	0	2	2	0

HUS	Italy Government International Bond	1.000%	03/20/2019	1.283%	1,900	(32)	7	0	(25)
	U.S. Treasury Notes	0.250%	09/20/2016	0.137%	EUR 12,200	(311)	359	48	0

MYC	Italy Government International Bond	1.000%	03/20/2019	1.283%	$ 1,100	(18)	4	0	(14)

RYL	Indonesia Government International Bond	1.000%	12/20/2015	0.514%	10,300	(128)	218	90	0

						$(1,027)	$1,632	$713	$(108)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
								Asset	Liability
GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	$	193	$0	$3	$3	$0

JPM	CDX.EM-13 5-Year Index	5.000%	06/20/2015		100	13	(10)	3	0
	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017		386	0	6	6	0

MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015		4,600	579	(463)	116	0

						$592	$(464)	$128	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	69

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount			Unrealized Appreciation	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	S&P 500 Total Return Index	74,948	3-Month USD-LIBOR plus a specified spread	04/28/2015	$	252,988		$0	$0	$0

DUB	Receive	S&P 500 Total Return Index	100,775	3-Month USD-LIBOR plus a specified spread	03/31/2015		337,332		2,703	2,703	0

									$2,703	$2,703	$0

Total Swap Agreements								$(435)	$3,871	$3,544	$(108)

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(h)	Securities with an aggregate market value of $776 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$3	$0	$0	$3	$(356)	$(31)	$(33)	$(420)	$(417)	$155	$(262)
BPS	0	0	144	144	(538)	0	0	(538)	(394)	161	(233)
BRC	4	0	0	4	(4)	0	0	(4)	0	(49,710)	(49,710)
CBK	87	0	40	127	(449)	(6)	0	(455)	(328)	370	42
DUB	5	0	3035	3,040	(39)	(1)	(36)	(76)	2,964	(270)	2,694
FBF	0	0	8	8	(107)	0	0	(107)	(99)	90	(9)
GLM	229	0	0	229	(225)	0	0	(225)	4	(340)	(336)
GST	0	0	54	54	0	0	0	0	54	0	54
HUS	0	0	48	48	(8)	0	(25)	(33)	15	0	15
JPM	0	0	9	9	(169)	0	0	(169)	(160)	0	(160)
MSC	0	0	0	0	(110)	0	0	(110)	(110)	(220)	(330)
MYC	0	0	116	116	0	0	(14)	(14)	102	(57)	45
RYL	7	0	90	97	(5)	0	0	(5)	92	(50)	42
UAG	0	0	0	0	(33)	0	0	(33)	(33)	0	(33)

Total Over the Counter	$335	$0	$3,544	$3,879	$(2,043)	$(38)	$(108)	$(2,189)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$4,018	$0	$120	$4,138
Swap Agreements	0	0	0	0	13	13

	$0	$0	$4,018	$0	$133	$4,151

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$335	$0	$335
Swap Agreements	0	841	2,703	0	0	3,544

	$0	$841	$2,703	$335	$0	$3,879

	$0	$841	$6,721	$335	$133	$8,030

70	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$301	$0	$0	$301

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,043	$0	$2,043
Written Options	0	0	0	31	7	38
Swap Agreements	0	108	0	0	0	108

	$0	$108	$0	$2,074	$7	$2,189

	$0	$108	$301	$2,074	$7	$2,490

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$73,626	$0	$5,582	$79,208
Swap Agreements	0	11	0	0	(1,977)	(1,966)

	$0	$11	$73,626	$0	$3,605	$77,242

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,898)	$0	$(3,898)
Written Options	0	0	0	68	880	948
Swap Agreements	0	3,016	121,762	0	330	125,108

	$0	$3,016	$121,762	$(3,830)	$1,210	$122,158

	$0	$3,027	$195,388	$(3,830)	$4,815	$199,400

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$(28)	$0	$0	$(28)
Futures	0	0	(10,220)	0	(411)	(10,631)
Swap Agreements	0	3	0	0	348	351

	$0	$3	$(10,248)	$0	$(63)	$(10,308)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,444)	$0	$(2,444)
Written Options	0	0	0	(66)	(134)	(200)
Swap Agreements	0	(1,583)	(18,118)	0	0	(19,701)

	$0	$(1,583)	$(18,118)	$(2,510)	$(134)	$(22,345)

	$0	$(1,580)	$(28,366)	$(2,510)	$(197)	$(32,653)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$2,298	$0	$2,298
Corporate Bonds & Notes
Banking & Finance	0	164,787	0	164,787
Industrials	0	93,337	0	93,337
Utilities	0	37,612	0	37,612
U.S. Government Agencies	0	127,532	0	127,532
Mortgage-Backed Securities	0	57,942	132	58,074
Asset-Backed Securities	0	31,235	0	31,235
Sovereign Issues	0	119,671	0	119,671
Short-Term Instruments
Certificates of Deposit	0	25,657	0	25,657
Commercial Paper	0	27,869	0	27,869
Repurchase Agreements	0	1,022	0	1,022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Mexico Treasury Bills	$0	$68,127	$0	$68,127
Slovenia Treasury Bills	0	3,548	0	3,548
U.S. Treasury Bills	0	2,065	0	2,065
	$0	$762,702	$132	$762,834

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$344,830	$0	$0	$344,830

Total Investments	$344,830	$762,702	$132	$1,107,664

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	71

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

March 31, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(4,459)	$0	$(4,459)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	4,138	13	0	4,151
Over the counter	0	3,879	0	3,879
	$4,138	$3,892	$0	$8,030

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(301)	0	(301)
Over the counter	0	(2,182)	(7)	(2,189)
	$0	$(2,483)	$(7)	$(2,490)

Totals	$348,968	$759,652	$125	$1,108,745

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

72	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 79.0%

CORPORATE BONDS & NOTES 22.2%

BANKING & FINANCE 13.5%
Ally Financial, Inc.
3.635% due 06/20/2014		$1,100	$1,109
4.625% due 06/26/2015		4,300	4,463
5.500% due 02/15/2017		2,600	2,834
6.750% due 12/01/2014		5,100	5,297
8.300% due 02/12/2015		2,400	2,542
American International Group, Inc.
5.050% due 10/01/2015		500	532
8.250% due 08/15/2018		600	752
Banco del Estado de Chile
4.125% due 10/07/2020		1,900	1,975
Banco do Brasil S.A.
2.899% due 07/02/2014		300	300
3.875% due 10/10/2022		1,200	1,119
Banco Santander Brasil S.A.
4.250% due 01/14/2016		400	416
4.500% due 04/06/2015		500	517
Banco Santander Chile
1.837% due 01/19/2016		1,000	992
Bank of America Corp.
0.566% due 08/15/2016		100	99
3.750% due 07/12/2016		2,400	2,540
4.500% due 04/01/2015		3,600	3,736
5.750% due 12/12/2014	GBP	1,800	3,099
Bank of Montreal
2.850% due 06/09/2015		$100	103
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.645% due 03/10/2017		5,800	5,808
Barclays Bank PLC
14.000% due 06/15/2019 (d)	GBP	5,600	12,669
BBVA Bancomer S.A.
4.500% due 03/10/2016		$200	213
6.500% due 03/10/2021		200	217
6.750% due 09/30/2022		1,200	1,317
7.250% due 04/22/2020		500	556
Bear Stearns Cos. LLC
6.400% due 10/02/2017		1,400	1,617
CIT Group, Inc.
4.750% due 02/15/2015		4,825	4,970
5.250% due 04/01/2014		4,000	4,000
Citigroup, Inc.
0.505% due 06/09/2016		10,600	10,476
0.916% due 11/15/2016		5,900	5,933
3.953% due 06/15/2016		600	636
4.450% due 01/10/2017		200	216
4.750% due 05/19/2015		6,200	6,476
Eksportfinans ASA
2.000% due 09/15/2015		900	895
Export-Import Bank of Korea
4.000% due 01/29/2021		2,200	2,325
Ford Motor Credit Co. LLC
1.333% due 08/28/2014		5,400	5,421
1.700% due 05/09/2016		2,700	2,732
4.207% due 04/15/2016		1,100	1,166
7.000% due 04/15/2015		7,500	7,980
8.700% due 10/01/2014		3,000	3,123
Goldman Sachs Group, Inc.
0.637% due 07/22/2015		1,400	1,400
ILFC E-Capital Trust
6.250% due 12/21/2065		1,800	1,755
International Lease Finance Corp.
5.650% due 06/01/2014		100	101
5.750% due 05/15/2016		575	620

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 09/01/2014		$2,700	$2,767
6.750% due 09/01/2016		2,300	2,570
JPMorgan Chase & Co.
0.854% due 02/26/2016		3,900	3,921
3.150% due 07/05/2016		1,800	1,885
3.450% due 03/01/2016		700	733
JPMorgan Chase Bank N.A.
5.375% due 09/28/2016	GBP	2,700	4,880
6.000% due 10/01/2017		$2,800	3,193
Korea Development Bank
3.000% due 09/14/2022		1,100	1,079
Korea Exchange Bank
3.125% due 06/26/2017		1,600	1,665
LeasePlan Corp. NV
3.000% due 10/23/2017		1,300	1,326
Morgan Stanley
6.000% due 04/28/2015		1,500	1,584
Nykredit Realkredit A/S
2.000% due 04/01/2014	DKK	11,200	2,067
PKO Finance AB
4.630% due 09/26/2022		$500	506
Principal Life Income Funding Trusts
5.550% due 04/27/2015		500	527
Realkredit Danmark A/S
2.000% due 04/01/2014	DKK	20,200	3,727
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)		$700	763
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		1,000	1,031
Santander Issuances S.A.U.
7.300% due 07/27/2019	GBP	2,100	3,598
Santander U.S. Debt S.A.U.
3.724% due 01/20/2015		$200	204
SLM Corp.
3.875% due 09/10/2015		825	854
6.250% due 01/25/2016		500	539
Springleaf Finance Corp.
5.750% due 09/15/2016		200	213
6.900% due 12/15/2017		700	772
State Bank of India
4.500% due 10/23/2014		400	407
4.500% due 07/27/2015		1,000	1,036
Tri-Command Military Housing LLC
5.383% due 02/15/2048		2,083	1,778
XLIT Ltd.
5.250% due 09/15/2014		700	715

			159,387

INDUSTRIALS 6.2%
AbbVie, Inc.
0.996% due 11/06/2015		10,000	10,103
Baxter International, Inc.
0.406% due 12/11/2014		3,000	3,004
Braskem Finance Ltd.
5.750% due 04/15/2021		2,700	2,710
Daimler Finance North America LLC
0.842% due 01/09/2015		3,700	3,714
DISH DBS Corp.
7.750% due 05/31/2015		1,200	1,289
Gilead Sciences, Inc.
2.400% due 12/01/2014		3,000	3,037
HCA, Inc.
7.875% due 02/15/2020		3,300	3,521
8.500% due 04/15/2019		4,400	4,607
Johnson & Johnson
0.303% due 11/28/2016		8,900	8,915

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kansas City Southern de Mexico S.A. de C.V.
0.935% due 10/28/2016	$600	$603
KazMunayGas National Co. JSC
11.750% due 01/23/2015	1,900	2,042
Kraft Foods Group, Inc.
1.625% due 06/04/2015	2,721	2,752
McKesson Corp.
0.635% due 09/10/2015	7,000	7,010
NBCUniversal Media LLC
2.100% due 04/01/2014	1,800	1,800
President and Fellows of Harvard College
6.000% due 01/15/2019	400	465
Rohm & Haas Co.
6.000% due 09/15/2017	115	131
STATS ChipPAC Ltd.
4.500% due 03/20/2018	600	605
Transocean, Inc.
4.950% due 11/15/2015	200	212
Viacom, Inc.
4.250% due 09/15/2015	2,500	2,627
Volkswagen International Finance NV
0.835% due 11/20/2014	4,000	4,015
Wm Wrigley Jr. Co.
3.700% due 06/30/2014	9,300	9,369
Woodside Finance Ltd.
4.500% due 11/10/2014	700	716

		73,247

UTILITIES 2.5%
Petrobras Global Finance BV
2.000% due 05/20/2016	9,000	8,944
Rosneft Finance S.A.
6.625% due 03/20/2017	300	323
Shell International Finance BV
0.307% due 11/10/2015	2,500	2,502
0.446% due 11/15/2016	2,100	2,104
Sprint Communications, Inc.
6.000% due 12/01/2016	700	769
Verizon Communications, Inc.
0.435% due 03/06/2015	900	900
1.763% due 09/15/2016	5,200	5,352
1.984% due 09/14/2018	3,400	3,575
2.500% due 09/15/2016	2,600	2,694
3.650% due 09/14/2018	2,100	2,238

		29,401

Total Corporate Bonds & Notes (Cost $257,377)		262,035

MUNICIPAL BONDS & NOTES 1.7%

CALIFORNIA 0.3%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	134
6.918% due 04/01/2040	1,100	1,432
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	100	135
California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	100	117
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	600	696

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	73

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	$500	$554

		3,068

ILLINOIS 0.0%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	300	355
Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	200	220

		575

IOWA 0.0%
Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	500	556

NEVADA 0.0%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	100	132

NEW JERSEY 0.1%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,000	1,360

NEW YORK 1.0%
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	100	108
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	4,800	5,235
New York State Thruway Authority Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,157
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
0.555% due 11/15/2028	4,900	4,900

		11,400

NORTH CAROLINA 0.0%
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	200	218

OHIO 0.2%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	1,000	1,434
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	700	566

		2,000

TEXAS 0.1%
San Antonio, Texas City Public Service Board Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	600	729

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	$535	$426

Total Municipal Bonds & Notes (Cost $18,473)		20,464

U.S. GOVERNMENT AGENCIES 16.6%
Fannie Mae
0.214% due 12/25/2036	61	59
0.504% due 07/25/2037 - 03/25/2044	440	438
0.534% due 07/25/2037	200	200
0.554% due 09/25/2035	271	271
0.564% due 09/25/2035	475	476
0.874% due 06/25/2037	640	647
0.875% due 08/28/2017 (h)	1,500	1,487
0.875% due 10/26/2017 (g)(h)	17,000	16,775
0.884% due 06/25/2040	1,172	1,186
0.894% due 03/25/2040	518	526
0.904% due 01/25/2040	1,823	1,845
1.125% due 04/27/2017 (h)	600	603
1.250% due 01/30/2017 (h)	700	708
1.332% due 07/01/2044	35	36
2.260% due 08/01/2033	35	37
2.300% due 05/25/2035	25	26
2.310% due 08/01/2022	100	96
2.330% due 09/01/2033	108	114
2.585% due 01/01/2036	63	67
2.838% due 06/01/2033	200	209
2.960% due 05/01/2022	4,100	4,144
3.035% due 05/01/2036	4	4
3.156% due 05/01/2022	1,084	1,117
3.750% due 07/25/2042	4,438	4,090
4.000% due 07/01/2025 - 04/01/2029	829	878
4.397% due 12/01/2036	21	23
4.500% due 02/01/2020 - 04/01/2044	66,131	70,624
4.501% due 07/01/2019	1,224	1,356
4.532% due 09/01/2034	17	18
5.000% due 05/11/2017 (h)	100	112
5.000% due 07/01/2024 - 05/01/2044	36,922	40,279
5.375% due 06/12/2017 (h)	1,100	1,247
5.500% due 01/01/2021 - 04/01/2044	16,763	18,492
6.000% due 08/01/2036 - 02/01/2038	408	455
6.500% due 10/01/2035 - 10/01/2036	257	289
FDIC Structured Sale Guaranteed Notes
0.655% due 11/29/2037	620	620
Freddie Mac
0.725% due 06/15/2041	323	325
0.855% due 08/15/2037	375	380
0.865% due 10/15/2037	86	87
0.875% due 05/15/2037 - 09/15/2037	415	421
1.000% due 03/08/2017 (h)	2,900	2,910
1.332% due 02/25/2045	31	32
2.250% due 02/01/2024	6	6
2.355% due 03/01/2034	161	170
4.000% due 06/15/2038	1,049	1,069
4.500% due 03/01/2029 - 05/01/2044	9,144	9,719

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 07/01/2035 - 05/01/2044		$3,874	$4,211
5.500% due 08/23/2017 (h)		100	114
5.500% due 08/15/2030 - 07/01/2038		137	151
Ginnie Mae
1.625% due 03/20/2027		2	2
5.000% due 04/15/2036 - 09/15/2039		5,739	6,292
8.000% due 02/15/2030		1	1
Small Business Administration
5.520% due 06/01/2024		384	418

Total U.S. Government Agencies (Cost $195,889)			195,862

U.S. TREASURY OBLIGATIONS 8.7%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2017 (h)		412	424
0.125% due 01/15/2022		5,270	5,168
0.125% due 07/15/2022		6,509	6,380
0.375% due 07/15/2023		2,211	2,188
0.625% due 07/15/2021		208	214
1.125% due 01/15/2021		214	227
1.250% due 07/15/2020		858	925
1.750% due 01/15/2028		3,126	3,467
2.000% due 07/15/2014 (h)(j)		8,438	8,579
2.000% due 01/15/2026		3,300	3,762
2.375% due 01/15/2025		9,430	11,117
2.375% due 01/15/2027		14,961	17,777
2.500% due 01/15/2029		4,249	5,163
3.625% due 04/15/2028		434	590
3.875% due 04/15/2029		2,134	3,015
U.S. Treasury Notes
0.625% due 12/15/2016		13,600	13,551
0.625% due 02/15/2017		8,500	8,447
0.750% due 01/15/2017		10,900	10,886
0.750% due 03/15/2017		700	698

Total U.S. Treasury Obligations (Cost $106,817)			102,578

MORTGAGE-BACKED SECURITIES 7.1%
American Home Mortgage Investment Trust
2.330% due 02/25/2045		114	115
Arran Residential Mortgages Funding PLC
1.688% due 05/16/2047	EUR	670	936
Banc of America Commercial Mortgage Trust
5.611% due 04/10/2049		$131	133
5.731% due 05/10/2045		400	433
Banc of America Funding Corp.
2.623% due 05/25/2035		147	151
2.807% due 01/20/2047 ^		200	156
BCRR Trust
5.858% due 07/17/2040		495	527
Bear Stearns Adjustable Rate Mortgage Trust
2.504% due 04/25/2033		1	2
2.625% due 01/25/2034		2	2
2.781% due 01/25/2034		65	66
Bear Stearns Alt-A Trust
2.674% due 05/25/2035		563	541
2.676% due 09/25/2035		123	109
Bear Stearns Commercial Mortgage Securities Trust
5.405% due 12/11/2040		1,800	1,890
Chaseflex Trust
0.454% due 07/25/2037		993	756
Citigroup Commercial Mortgage Trust
4.733% due 10/15/2041		4,511	4,559

74	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
2.510% due 10/25/2035		$57	$56
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.216% due 07/15/2044		1,795	1,886
Countrywide Alternative Loan Trust
0.274% due 06/25/2036		6,123	5,137
0.334% due 05/25/2047		302	253
6.000% due 10/25/2033		20	21
Countrywide Home Loan Mortgage Pass-Through Trust
2.417% due 02/20/2036		62	59
2.500% due 02/20/2035		451	439
Credit Suisse Commercial Mortgage Trust
5.383% due 02/15/2040		94	101
5.460% due 09/15/2039		4,337	4,688
Credit Suisse First Boston Mortgage Securities Corp.
5.113% due 07/15/2036		3,841	3,866
CSMC Mortgage-Backed Trust
5.000% due 03/25/2037 ^		3,570	3,506
Epic Opera Arlington Ltd.
0.770% due 07/28/2016	GBP	183	304
First Horizon Mortgage Pass-Through Trust
2.613% due 08/25/2035		$174	165
Granite Master Issuer PLC
0.357% due 12/20/2054		119	118
0.414% due 12/20/2054	EUR	816	1,118
0.724% due 12/20/2054	GBP	3,068	5,082
0.804% due 12/20/2054		1,570	2,602
Granite Mortgages PLC
0.682% due 01/20/2044	EUR	20	27
0.900% due 01/20/2044	GBP	20	33
0.903% due 09/20/2044		126	209
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		$100	102
GSR Mortgage Loan Trust
2.451% due 06/25/2034		121	121
5.005% due 11/25/2035 ^		512	480
5.021% due 11/25/2035		174	173
6.000% due 03/25/2032		1	1
6.000% due 03/25/2037		70	63
Impac CMB Trust
1.154% due 07/25/2033		40	37
JPMorgan Chase Commercial Mortgage Securities Trust
5.420% due 01/15/2049		1,300	1,428
5.439% due 01/15/2049		4,597	5,069
JPMorgan Mortgage Trust
2.663% due 07/25/2035		2,398	2,410
2.733% due 08/25/2034		1,929	1,933
5.081% due 11/25/2035		322	311
5.750% due 01/25/2036 ^		73	69
Lanark Master Issuer PLC
1.636% due 12/22/2054		3,348	3,407
LB Commercial Mortgage Trust
5.823% due 07/15/2044		5,769	6,360
Leek Finance Ltd.
0.454% due 12/21/2038		1,668	1,721
0.803% due 12/21/2037	GBP	68	118
Merrill Lynch Floating Trust
0.692% due 07/09/2021		$5,808	5,802
Merrill Lynch Mortgage Investors Trust
0.364% due 02/25/2036		146	133
0.404% due 11/25/2035		109	106
1.834% due 12/25/2032		4	4
1.959% due 01/25/2029		20	20
2.479% due 02/25/2035		2,245	2,238
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		200	221

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Capital Trust
5.208% due 11/14/2042		$1,879	$1,969
5.439% due 02/12/2044		384	387
5.610% due 04/15/2049		88	90
Prime Mortgage Trust
0.554% due 02/25/2034		21	20
Residential Accredit Loans, Inc. Trust
0.339% due 08/25/2036		1,271	972
5.500% due 01/25/2035		3,524	3,566
Salomon Brothers Mortgage Securities, Inc.
7.000% due 12/25/2018		49	53
Silenus European Loan Conduit Ltd.
0.438% due 05/15/2019	EUR	17	23
Structured Adjustable Rate Mortgage Loan Trust
2.508% due 08/25/2035		$127	118
Structured Asset Mortgage Investments Trust
0.406% due 07/19/2035		299	298
Structured Asset Securities Corp.
2.646% due 10/28/2035		728	689
Thornburg Mortgage Securities Trust
5.750% due 06/25/2047		1,230	1,155
Titan Europe PLC
0.802% due 10/23/2016	GBP	656	1,077
WaMu Mortgage Pass-Through Certificates
0.444% due 10/25/2045		$58	54
1.135% due 02/25/2046		204	190
1.331% due 11/25/2042		30	29
1.531% due 08/25/2042		21	20
2.034% due 02/27/2034		24	24
Wells Fargo Mortgage-Backed Securities Trust
2.614% due 03/25/2036		253	255
2.615% due 01/25/2035		202	204

Total Mortgage-Backed Securities (Cost $81,669)			83,566

ASSET-BACKED SECURITIES 2.3%
Access Group, Inc.
1.539% due 10/27/2025		773	781
Amortizing Residential Collateral Trust
0.734% due 07/25/2032		18	16
Apidos CDO Ltd.
0.499% due 07/27/2017		87	87
Asset-Backed Securities Corp. Home Equity Loan Trust
0.794% due 07/25/2035		300	272
Avenue CLO Ltd.
0.497% due 07/20/2018		441	440
Centurion CDO Ltd.
0.555% due 03/08/2017		2,302	2,297
Citibank Omni Master Trust
2.905% due 08/15/2018		800	808
Cougar CLO PLC
0.639% due 07/15/2020	EUR	964	1,323
Countrywide Asset-Backed Certificates
0.634% due 12/25/2031		$50	37
Credit Suisse First Boston Mortgage Securities Corp.
0.774% due 01/25/2032		11	11
Fremont Home Loan Trust
0.214% due 01/25/2037		11	6
Hillmark Funding
0.484% due 05/21/2021		1,058	1,030
Lafayette CLO Ltd.
1.635% due 09/06/2022		169	169
Long Beach Mortgage Loan Trust
0.534% due 08/25/2045		13,000	11,142
0.714% due 10/25/2034		12	11

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NOB Hill CLO Ltd.
0.486% due 08/15/2018		$1,071	$1,066
Pacifica CDO Corp.
0.499% due 01/26/2020		466	464
Sherwood Castle Funding PLC
0.701% due 06/15/2016	GBP	2,200	3,662
SLM Student Loan Trust
0.564% due 12/15/2023	EUR	1,097	1,491
3.405% due 05/16/2044		$263	280
Structured Asset Securities Corp.
0.474% due 05/25/2037		1,904	1,731
Wood Street CLO BV
0.544% due 11/22/2021	EUR	296	404

Total Asset-Backed Securities (Cost $26,958)			27,528

SOVEREIGN ISSUES 9.4%
Italy Buoni Poliennali Del Tesoro
2.250% due 05/15/2016		300	425
2.750% due 12/01/2015		1,000	1,425
3.000% due 04/15/2015		1,000	1,411
3.000% due 06/15/2015		5,500	7,792
3.000% due 11/01/2015		900	1,285
3.750% due 08/01/2015		12,600	18,059
3.750% due 08/01/2016		500	733
4.500% due 07/15/2015		18,100	26,159
4.750% due 09/15/2016		200	301
Italy Certificati Di Credito Del Tesoro
0.000% due 06/30/2015		2,500	3,416
0.000% due 12/31/2015		500	679
Korea Housing Finance Corp.
4.125% due 12/15/2015		$300	317
Province of Ontario
1.100% due 10/25/2017		300	297
1.650% due 09/27/2019		900	874
5.500% due 06/02/2018	CAD	100	103
Qatar Government International Bond
5.250% due 01/20/2020		$1,600	1,820
Spain Government International Bond
2.100% due 04/30/2017	EUR	6,100	8,633
3.000% due 04/30/2015		3,000	4,240
3.150% due 01/31/2016		500	720
3.300% due 07/30/2016		1,300	1,890
3.750% due 10/31/2015		2,200	3,177
4.000% due 07/30/2015		18,100	26,040
4.250% due 10/31/2016		900	1,343

Total Sovereign Issues (Cost $108,891)			111,139

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.7%

BANKING & FINANCE 0.7%
Wells Fargo & Co.
7.500% due 12/31/2049 (d)		6,450	7,566

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (a)		40,000	0

Total Convertible Preferred Securities (Cost $8,369)			7,566

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	75

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 10.3%

CERTIFICATES OF DEPOSIT 2.0%
Credit Suisse
0.465% due 03/17/2015	$800	$800
0.644% due 12/07/2015	4,400	4,408
Intesa Sanpaolo SpA
1.650% due 04/07/2015	10,500	10,503
Itau Unibanco Holding S.A.
0.000% due 10/31/2014	7,700	7,650

		23,361

COMMERCIAL PAPER 0.5%
Entergy Corp.
0.950% due 05/05/2014	3,100	3,097
Ford Motor Credit Co. LLC
0.850% due 06/16/2014	300	300
0.880% due 07/14/2014	700	699
0.900% due 08/05/2014	600	599
0.900% due 09/16/2014	1,200	1,197

		5,892

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (e) 1.5%
			$17,400

SHORT-TERM NOTES 0.2%
Korea Development Bank
0.770% due 08/20/2014		$2,400	2,398

MEXICO TREASURY BILLS 6.1%
3.509% due 04/03/2014 - 09/04/2014 (b)	MXN	952,098	72,266

Total Short-Term Instruments (Cost $120,647)			121,317

Total Investments in Securities (Cost $925,090)			932,055

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 24.1%

SHORT-TERM INSTRUMENTS 24.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 24.1%
PIMCO Short-Term Floating NAV Portfolio	250	$3
PIMCO Short-Term Floating NAV Portfolio III	28,490,872	284,652

Total Short-Term Instruments (Cost $284,723)		284,655

Total Investments in Affiliates (Cost $284,723)		284,655

Total Investments 103.1% (Cost $1,209,813)		$1,216,710

Financial Derivative Instruments (f)(i) 0.4% (Cost or Premiums, net $(1,478))		5,162

Other Assets and Liabilities, net (3.5%)		(42,232)

Net Assets 100.0%		$1,179,640

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.

(e)  REPURCHASE AGREEMENTS:

BORROWINGS AND OTHER FINANCING TRANSACTIONS

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.080%	03/31/2014	04/01/2014	$17,400	U.S. Treasury Bonds 4.500% due 08/15/2039	$(6,097)	$17,400	$17,400
					U.S. Treasury Notes 0.375% due 03/31/2016	(11,669)

Total Repurchase Agreements						$(17,766)	$17,400	$17,400

(1)	Includes accrued interest.

As of March 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $6,963 at a weighted average interest rate of (0.448%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BOS	$17,400	$0	$0	$0	$17,400	$(17,766)	$(366)

Total Borrowings and Other Financing Transactions	$17,400	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

76	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,820.000	06/21/2014	162	$(648)	$(491)
Call - CBOE S&P 500 Index	1,920.000	06/21/2014	341	(636)	(582)

				$(1,284)	$(1,073)

Total Written Options				$(1,284)	$(1,073)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2014	365	$21	$5	$0
90-Day Eurodollar December Futures	Long	12/2015	1,406	(141)	141	0
90-Day Eurodollar June Futures	Long	06/2016	162	162	10	0
90-Day Eurodollar March Futures	Long	03/2016	415	412	36	0
90-Day Eurodollar September Futures	Long	09/2015	2,754	421	241	0
90-Day Eurodollar September Futures	Long	09/2016	25	(18)	1	0
E-mini S&P 500 Index June Futures	Long	06/2014	6,388	4,939	4,535	0

Total Futures Contracts				$5,796	$4,969	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
CDX.IG-21 5-Year Index	(1.000%	)	12/20/2018	$1,500	$(27)	$(7)	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized Appreciation	Variation Margin
							Asset	Liability
CDX.IG-21 5-Year Index	1.000%	12/20/2018	$	1,500	$27	$12	$1	$0
CDX.IG-22 5-Year Index	1.000%	06/20/2019		32,800	514	40	25	0
iTraxx Europe 21 5-Year Index	1.000%	06/20/2019	EUR	3,400	58	13	9	0

					$599	$65	$35	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$4,800	$(63)	$(58)	$2	$0
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	92,800	654	(58)	29	0
Pay	3-Month USD-LIBOR	3.000%	09/21/2017	4,500	27	20	0	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	21,200	3,078	2,152	94	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	74,800	(83)	(4,997)	365	0

					$3,613	$(2,941)	$490	$0

Total Swap Agreements					$4,185	$(2,883)	$525	$(1)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	77

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(g)	Securities with an aggregate market value of $5,920 have been pledged as collateral as of March 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(h)	Securities with an aggregate market value of $20,660 and cash of $17,724 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$4,969	$525	$5,494	$(1,073)	$0	$(1)	$(1,074)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		EUR	51,147	$		70,199	$0	$(263)
	05/2014			12,512			17,183	0	(53)
	06/2014	$		1,064		GBP	645	10	0

BPS	04/2014		MXN	85,562	$		6,466	0	(74)
	05/2014			13,604			1,039	0	0
	06/2014			252,233			19,050	1	(157)
	08/2014		EUR	200			253	0	(22)

BRC	04/2014			15,006			20,810	154	(17)
	05/2014	$		2,934		EUR	2,130	0	0

CBK	04/2014		EUR	200	$		253	0	(22)
	05/2014			35			48	0	0
	05/2014		JPY	1,105,786			10,844	128	0
	06/2014		CAD	1,030			928	0	(2)
	06/2014		MXN	78,980			5,907	0	(112)
	09/2014			177,953			13,249	0	(220)

DUB	04/2014		DKK	31,949			5,800	0	(96)
	04/2014	$		3,532		EUR	2,541	0	(31)
	05/2014		MXN	15,379	$		1,178	4	0

FBF	04/2014		EUR	4,733			6,393	0	(128)
	06/2014			300			380	0	(33)

GLM	04/2014			9,428			13,093	104	0
	06/2014		GBP	23,311			39,058	216	0
	09/2014		MXN	179,060			13,332	0	(220)

HUS	04/2014	$		5,011		EUR	3,632	0	(7)

JPM	06/2014		MXN	32,588	$		2,480	0	0

MSC	04/2014			102,492			7,696	0	(137)

RYL	04/2014	$		106,350		EUR	77,194	0	(4)
	05/2014		EUR	77,194	$		106,345	5	0

UAG	04/2014			15,353			20,913	0	(238)

Total Forward Foreign Currency Contracts								$622	$(1,836)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-21 5-Year Index	Buy	0.550%	06/18/2014	$400	$0	$0
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.850%	06/18/2014	400	(1)	0

CBK	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	06/18/2014	300	0	0

JPM	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	06/18/2014	700	(1)	(1)

						$(2)	$(1)

78	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	$600	$(33)	$(31)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$1,100	$(10)	$(1)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	400	(5)	(1)

						$(15)	$(2)

Total Written Options						$(50)	$(34)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $		Notional Amount in EUR		Premiums
Balance at 03/31/2013	48	$	116,100	EUR	23,200	$(502)
Sales	741		643,800		0	(4,148)
Closing Buys	(54)		(33,200)		0	391
Expirations	(116)		(583,900)		(15,400)	2,317
Exercised	(116)		(138,900)		(7,800)	608

Balance at 03/31/2014	503	$	3,900	EUR	0	$(1,334)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	American International Group, Inc.	1.000%	03/20/2016	0.221%	$ 800	$(28)	$41	$13	$0
	Italy Government International Bond	1.000%	06/20/2019	1.316%	2,200	(39)	6	0	(33)
	Mexico Government International Bond	1.000%	12/20/2018	0.787%	700	(2)	9	7	0

BRC	Brazil Government International Bond	1.000%	06/20/2015	0.383%	500	(7)	11	4	0
	Brazil Government International Bond	1.000%	06/20/2016	0.729%	900	(1)	7	6	0
	General Electric Capital Corp.	1.000%	09/20/2016	0.366%	800	9	4	13	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.625%	500	(8)	13	5	0

CBK	American International Group, Inc.	1.000%	03/20/2016	0.221%	800	(28)	41	13	0

DUB	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.254%	400	6	1	7	0
	Brazil Government International Bond	1.000%	06/20/2015	0.383%	1,000	(10)	18	8	0
	Brazil Government International Bond	1.000%	06/20/2016	0.729%	400	(1)	4	3	0
	Export-Import Bank of China	1.000%	06/20/2017	0.781%	100	(4)	5	1	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%	1,800	(29)	6	0	(23)
	Italy Government International Bond	1.000%	06/20/2019	1.316%	700	(13)	2	0	(11)
	JPMorgan Chase & Co.	1.000%	09/20/2016	0.317%	800	10	3	13	0
	Mexico Government International Bond	1.000%	03/20/2016	0.331%	800	(6)	17	11	0
	Mexico Government International Bond	1.000%	06/20/2016	0.349%	1,900	5	24	29	0
	Spain Government International Bond	1.000%	06/20/2019	1.035%	4,000	(2)	1	0	(1)

FBF	Brazil Government International Bond	1.000%	06/20/2016	0.729%	1,700	(2)	13	11	0

GST	Brazil Government International Bond	1.000%	06/20/2015	0.383%	500	(7)	11	4	0
	Japan Government International Bond	1.000%	12/20/2015	0.185%	1,400	(13)	33	20	0
	Mexico Government International Bond	1.000%	06/20/2016	0.349%	3,600	(122)	175	53	0

HUS	Brazil Government International Bond	1.000%	09/20/2015	0.514%	600	(6)	10	4	0
	Brazil Government International Bond	1.000%	06/20/2016	0.729%	5,300	(142)	175	33	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.625%	200	(3)	5	2	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%	1,800	(30)	7	0	(23)
	Mexico Government International Bond	1.000%	12/20/2018	0.787%	4,000	(10)	50	40	0

JPM	Brazil Government International Bond	1.000%	09/20/2015	0.514%	100	(1)	2	1	0
	Spain Government International Bond	1.000%	06/20/2019	1.035%	4,000	(2)	1	0	(1)

MYC	China Government International Bond	1.000%	06/20/2016	0.330%	600	(19)	28	9	0
	Indonesia Government International Bond	1.000%	09/20/2016	0.740%	1,600	(122)	133	11	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%	1,000	(17)	4	0	(13)
	Mexico Government International Bond	1.000%	03/20/2016	0.331%	1,400	(9)	28	19	0

SOG	United Kingdom Gilt	1.000%	03/20/2015	0.030%	200	1	1	2	0

UAG	Brazil Government International Bond	1.000%	09/20/2015	0.514%	500	(5)	8	3	0

						$(657)	$897	$345	$(105)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	79

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
								Asset	Liability
BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	$	900	$53	$(30)	$23	$0

DUB	CDX.EM-13 5-Year Index	5.000%	06/20/2015		900	117	(95)	22	0

GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017		386	0	6	6	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015		4,200	265	(159)	106	0

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017		675	0	11	11	0

MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015		700	79	(61)	18	0

						$514	$(328)	$186	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	1,100	$1	$(30)	$0	$(29)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	3,000	0	5	5	0

BPS	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		200	0	(1)	0	(1)

BRC	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		48,600	7	12	19	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		8,000	(7)	20	13	0
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		200	(1)	0	0	(1)
	Pay	28-Day MXN-TIIE	6.000%	06/05/2023		500	(1)	0	0	(1)

DUB	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		400	(1)	(1)	0	(2)

GLM	Pay	1-Year BRL-CDI	9.095%	01/02/2017	BRL	600	0	(16)	0	(16)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023	MXN	500	(1)	(1)	0	(2)

HUS	Pay	1-Year BRL-CDI	8.950%	01/02/2017	BRL	1,100	0	(32)	0	(32)
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MXN	1,800	(1)	2	1	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		4,000	(1)	8	7	0
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		600	(1)	(1)	0	(2)

JPM	Pay	28-Day MXN-TIIE	6.000%	06/05/2023		900	(3)	1	0	(2)

MYC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		1,400	0	3	3	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		64,000	10	15	25	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		3,000	(1)	6	5	0

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	400	(1)	(11)	0	(12)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	2,000	0	4	4	0

							$(1)	$(17)	$82	$(100)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount			Unrealized Appreciation	Swap Agreements, at Value
										Asset	Liability
DUB	Receive	S&P 500 Total Return Index	59,000	3-Month USD-LIBOR plus a specified spread	03/31/2015	$	197,495		$1,582	$1,582	$0

									$1,582	$1,582	$0

Total Swap Agreements								$(144)	$2,134	$2,195	$(205)

(5)

Receive represents that the Fund receives monthly payments for any positive monthly return on the underlying reference. The Fund makes payments for any negative monthly return on such underlying reference. Pay represents that the Fund receives monthly payments for any negative monthly return on the underlying reference. The Fund makes payments for any positive monthly return on such underlying reference.

80	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(j)	Securities with an aggregate market value of $1,181 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$10	$0	$25	$35	$(316)	$(31)	$(62)	$(409)	$(374)	$339	$(35)
BPS	1	0	0	1	(253)	0	(1)	(254)	(253)	0	(253)
BRC	154	0	83	237	(17)	0	(2)	(19)	218	(68,920)	(68,702)
CBK	128	0	13	141	(356)	(2)	0	(358)	(217)	361	144
DUB	4	0	1,676	1,680	(127)	0	(37)	(164)	1,516	50	1,566
FBF	0	0	11	11	(161)	0	0	(161)	(150)	109	(41)
GLM	320	0	0	320	(220)	0	(18)	(238)	82	(410)	(328)
GST	0	0	83	83	0	0	0	0	83	0	83
HUS	0	0	193	193	(7)	0	(57)	(64)	129	0	129
JPM	0	0	12	12	0	(1)	(3)	(4)	8	0	8
MSC	0	0	0	0	(137)	0	0	(137)	(137)	(465)	(602)
MYC	0	0	90	90	0	0	(13)	(13)	77	(130)	(53)
RYL	5	0	0	5	(4)	0	0	(4)	1	0	1
SOG	0	0	2	2	0	0	0	0	2	0	2
UAG	0	0	7	7	(238)	0	(12)	(250)	(243)	322	79

Total Over the Counter	$622	$0	$2,195	$2,817	$(1,836)	$(34)	$(205)	$(2,075)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$4,535	$0	$434	$4,969
Swap Agreements	0	35	0	0	490	525

	$0	$35	$4,535	$0	$924	$5,494

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$622	$0	$622
Swap Agreements	0	531	1,582	0	82	2,195

	$0	$531	$1,582	$622	$82	$2,817

	$0	$566	$6,117	$622	$1,006	$8,311

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$1,073	$0	$0	$1,073
Swap Agreements	0	1	0	0	0	1

	$0	$1	$1,073	$0	$0	$1,074

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,836	$0	$1,836
Written Options	0	1	0	31	2	34
Swap Agreements	0	105	0	0	100	205

	$0	$106	$0	$1,867	$102	$2,075

	$0	$107	$1,073	$1,867	$102	$3,149

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	81

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

March 31, 2014

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$14	$0	$37	$51
Futures	0	0	125,961	0	1,639	127,600
Swap Agreements	0	983	0	0	(3,418)	(2,435)

	$0	$983	$125,975	$0	$(1,742)	$125,216

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,595)	$0	$(5,595)
Purchased Options	0	0	0	0	(1)	(1)
Written Options	0	5	0	36	2,041	2,082
Swap Agreements	0	1,092	112,773	0	616	114,481

	$0	$1,097	$112,773	$(5,559)	$2,656	$110,967

	$0	$2,080	$238,748	$(5,559)	$914	$236,183

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$210	$0	$(7)	$203
Futures	0	0	(9,524)	0	667	(8,857)
Swap Agreements	0	58	0	0	(3,224)	(3,166)

	$0	$58	$(9,314)	$0	$(2,564)	$(11,820)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$96	$0	$96
Written Options	0	1	0	(15)	(190)	(204)
Swap Agreements	0	(320)	(16,577)	0	(178)	(17,075)

	$0	$(319)	$(16,577)	$81	$(368)	$(17,183)

	$0	$(261)	$(25,891)	$81	$(2,932)	$(29,003)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$159,387	$0	$159,387
Industrials	0	73,247	0	73,247
Utilities	0	29,401	0	29,401
Municipal Bonds & Notes
California	0	3,068	0	3,068
Illinois	0	575	0	575
Iowa	0	556	0	556
Nevada	0	132	0	132
New Jersey	0	1,360	0	1,360
New York	0	11,400	0	11,400
North Carolina	0	218	0	218
Ohio	0	2,000	0	2,000
Texas	0	729	0	729
West Virginia	0	426	0	426
U.S. Government Agencies	0	195,862	0	195,862
U.S. Treasury Obligations	0	102,578	0	102,578
Mortgage-Backed Securities	0	83,566	0	83,566
Asset-Backed Securities	0	27,528	0	27,528
Sovereign Issues	0	111,139	0	111,139
Convertible Preferred Securities
Banking & Finance	7,566	0	0	7,566
Short-Term Instruments
Certificates of Deposit	0	23,361	0	23,361
Commercial Paper	0	5,892	0	5,892

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Repurchase Agreements	$0	$17,400	$0	$17,400
Short-Term Notes	0	2,398	0	2,398
Mexico Treasury Bills	0	72,266	0	72,266
	$7,566	$924,489	$0	$932,055

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$284,655	$0	$0	$284,655

Total Investments	$292,221	$924,489	$0	$1,216,710

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	4,969	525	0	5,494
Over the counter	0	2,817	0	2,817
	$4,969	$3,342	$0	$8,311

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,074)	0	(1,074)
Over the counter	0	(2,073)	(2)	(2,075)
	$0	$(3,147)	$(2)	$(3,149)

Totals	$297,190	$924,684	$(2)	$1,221,872

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

82	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 87.5%

CORPORATE BONDS & NOTES 24.9%

BANKING & FINANCE 17.3%
Ally Financial, Inc.
3.635% due 06/20/2014		$3,100	$3,126
American International Group, Inc.
5.450% due 05/18/2017		100	112
5.600% due 10/18/2016		3,000	3,325
6.765% due 11/15/2017	GBP	1,500	2,874
ASIF
3.000% due 02/17/2017	EUR	3,100	4,231
Banco del Estado de Chile
4.125% due 10/07/2020		$13,000	13,515
Banco do Brasil S.A.
2.899% due 07/02/2014		1,900	1,900
Banco Santander Brasil S.A.
4.250% due 01/14/2016		2,000	2,082
4.500% due 04/06/2015		3,400	3,518
Banco Santander Chile
1.837% due 01/19/2016		1,400	1,389
Bank of America Corp.
0.699% due 01/15/2015		2,200	2,205
0.993% due 09/15/2026		20,900	18,081
1.008% due 05/23/2017	EUR	5,700	7,745
3.875% due 03/22/2017		$12,900	13,772
5.750% due 12/12/2014	GBP	2,400	4,131
6.500% due 08/01/2016		$2,200	2,466
Bank of America N.A.
0.706% due 11/14/2016		41,000	41,091
Bank of Montreal
1.950% due 01/30/2018		1,000	1,025
Bank One Capital
8.750% due 09/01/2030		325	435
Barclays Bank PLC
10.179% due 06/12/2021		41,100	55,313
14.000% due 06/15/2019 (d)	GBP	15,100	34,161
BBVA Bancomer S.A.
4.500% due 03/10/2016		$600	637
6.500% due 03/10/2021		3,300	3,585
6.750% due 09/30/2022		34,200	37,534
Bear Stearns Cos. LLC
0.624% due 11/21/2016		13,669	13,625
BPCE S.A.
1.489% due 04/25/2016		5,000	5,071
CIT Group, Inc.
4.250% due 08/15/2017		3,000	3,150
5.250% due 04/01/2014		10,900	10,900
Citigroup, Inc.
0.505% due 06/09/2016		35,500	35,086
1.199% due 07/25/2016		10,900	11,044
3.953% due 06/15/2016		2,000	2,120
4.450% due 01/10/2017		1,000	1,081
5.000% due 09/15/2014		52,300	53,320
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
6.875% due 03/19/2020	EUR	4,100	6,672
11.000% due 06/30/2019 (d)		$24,490	32,572
Credit Agricole S.A.
1.399% due 04/15/2016		15,000	15,211
Eksportfinans ASA
2.000% due 09/15/2015		19,200	19,104
2.375% due 05/25/2016		22,310	22,143
Export-Import Bank of India
4.000% due 08/07/2017		10,000	10,451
Export-Import Bank of Korea
4.000% due 01/29/2021		17,700	18,702
5.875% due 01/14/2015		1,900	1,978

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ford Motor Credit Co. LLC
1.333% due 08/28/2014		$8,729	$8,764
8.000% due 06/01/2014		2,500	2,531
8.700% due 10/01/2014		3,000	3,122
HBOS PLC
0.935% due 09/06/2017		900	891
HSBC Bank USA N.A.
6.000% due 08/09/2017		14,400	16,263
HSBC Finance Capital Trust
5.911% due 11/30/2035		1,700	1,774
ILFC E-Capital Trust
6.250% due 12/21/2065		12,530	12,217
ING Bank NV
1.635% due 06/09/2014		1,900	1,905
International Lease Finance Corp.
5.650% due 06/01/2014		4,100	4,134
JPMorgan Chase & Co.
0.756% due 02/15/2017		22,900	22,936
0.854% due 02/26/2016		40,000	40,211
1.048% due 05/30/2017	GBP	2,800	4,561
5.250% due 05/01/2015		$1,000	1,047
JPMorgan Chase Bank N.A.
0.997% due 05/31/2017	EUR	6,000	8,190
6.000% due 10/01/2017		$6,627	7,556
Korea Development Bank
4.375% due 08/10/2015		2,500	2,624
Korea Exchange Bank
3.125% due 06/26/2017		10,100	10,512
Korea Finance Corp.
3.250% due 09/20/2016		1,200	1,263
LBG Capital PLC
7.375% due 03/12/2020	EUR	1,500	2,226
7.625% due 12/09/2019	GBP	3,810	6,624
7.625% due 10/14/2020	EUR	2,400	3,577
8.000% due 06/15/2020 (d)		$5,000	5,385
9.125% due 07/15/2020	GBP	3,223	5,669
Morgan Stanley
0.719% due 10/15/2015		$61,820	61,873
National City Bank
0.604% due 06/07/2017		700	695
Nordea Bank AB
0.591% due 04/04/2017		11,800	11,800
Northern Rock Asset Management PLC
5.625% due 06/22/2017		2,600	2,929
Nykredit Realkredit A/S
2.000% due 04/01/2014	DKK	73,700	13,599
Qatari Diar Finance Co.
3.500% due 07/21/2015		$1,300	1,347
Realkredit Danmark A/S
2.000% due 04/01/2014	DKK	132,700	24,486
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)		$900	981
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		6,900	7,115
SLM Corp.
4.000% due 07/25/2014		5,000	5,008
4.250% due 08/11/2014		3,343	3,346
8.000% due 03/25/2020		10,700	12,358
Springleaf Finance Corp.
5.750% due 09/15/2016		1,400	1,489
State Bank of India
4.500% due 07/27/2015		4,300	4,454
Toll Road Investors Partnership LP
0.000% due 02/15/2045		274,358	54,210

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UBS Preferred Funding Trust
6.243% due 05/15/2016 (d)	$14,800	$15,836

		915,991

INDUSTRIALS 4.1%
AbbVie, Inc.
0.996% due 11/06/2015	10,800	10,911
Ashland, Inc.
3.000% due 03/15/2016	21,500	22,037
Braskem Finance Ltd.
5.750% due 04/15/2021	8,300	8,331
Celulosa Arauco y Constitucion S.A.
5.000% due 01/21/2021	2,400	2,478
CVS Pass-Through Trust
6.943% due 01/10/2030	1,082	1,281
Daimler Finance North America LLC
0.842% due 01/09/2015	20,550	20,630
DISH DBS Corp.
7.125% due 02/01/2016	2,900	3,175
General Mills, Inc.
0.536% due 01/29/2016	30,500	30,543
0.586% due 05/16/2014	3,200	3,202
Gerdau Holdings, Inc.
7.000% due 01/20/2020	2,500	2,788
HCA, Inc.
7.875% due 02/15/2020	1,780	1,899
8.500% due 04/15/2019	6,000	6,282
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	1,000	1,055
Johnson & Johnson
0.303% due 11/28/2016	51,200	51,289
Lennar Corp.
6.500% due 04/15/2016	4,000	4,360
NBCUniversal Media LLC
2.100% due 04/01/2014	10,400	10,400
Petrobras International Finance Co.
5.750% due 01/20/2020	2,000	2,098
5.875% due 03/01/2018	2,100	2,251
7.875% due 03/15/2019	1,400	1,604
8.375% due 12/10/2018	400	468
STATS ChipPAC Ltd.
4.500% due 03/20/2018	4,000	4,030
Total Capital Canada Ltd.
0.619% due 01/15/2016	4,700	4,728
UAL Pass-Through Trust
7.336% due 01/02/2021	1,210	1,300
United Airlines, Inc.
6.750% due 09/15/2015	4,900	5,010
Volkswagen International Finance NV
0.835% due 11/20/2014	2,500	2,509
Wm Wrigley Jr. Co.
3.700% due 06/30/2014	10,000	10,075

		214,734

UTILITIES 3.5%
AT&T, Inc.
0.619% due 02/12/2016	42,000	42,104
0.654% due 03/30/2017	16,600	16,602
Majapahit Holding BV
8.000% due 08/07/2019	3,000	3,506
Petrobras Global Finance BV
2.379% due 01/15/2019	1,500	1,468
Qtel International Finance Ltd.
3.375% due 10/14/2016	1,900	2,000

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	83

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rosneft Finance S.A.
6.625% due 03/20/2017	$1,900	$2,045
Shell International Finance BV
0.307% due 11/10/2015	15,100	15,111
0.446% due 11/15/2016	12,500	12,521
Southern California Edison Co.
0.683% due 09/15/2014	12,100	12,120
Telefonica Chile S.A.
3.875% due 10/12/2022	4,000	3,811
Verizon Communications, Inc.
0.435% due 03/06/2015	6,070	6,071
1.763% due 09/15/2016	26,100	26,865
1.984% due 09/14/2018	13,800	14,508
2.500% due 09/15/2016	6,100	6,321
3.650% due 09/14/2018	17,200	18,334

		183,387

Total Corporate Bonds & Notes (Cost $1,280,298)		1,314,112

MUNICIPAL BONDS & NOTES 1.5%

CALIFORNIA 0.7%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	700	939
6.918% due 04/01/2040	490	638
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	100	135
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	1,500	2,112
7.950% due 03/01/2036	19,340	22,779
La Quinta Financing Authority, California Tax Allocation Bonds, Series 2011
8.070% due 09/01/2036	2,730	2,873
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	300	371
7.618% due 08/01/2040	500	644
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	1,000	1,328
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	800	1,036
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,000	1,134
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	100	111
7.021% due 08/01/2040	200	223
University of California Revenue Bonds, (BABs), Series 2010
6.398% due 05/15/2031	300	354
6.548% due 05/15/2048	500	618

		35,295

ILLINOIS 0.0%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	400	473

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	$60	$60

LOUISIANA 0.1%
New Orleans, Louisiana General Obligation Bonds, (BABs), Series 2010
8.300% due 12/01/2029	1,200	1,411
8.550% due 12/01/2034	3,850	4,532

		5,943

NEVADA 0.0%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	600	791

NEW JERSEY 0.0%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,200	1,632

NEW YORK 0.5%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
7.336% due 11/15/2039	1,300	1,816
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	2,500	3,037
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	700	753
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2010
5.882% due 06/15/2044	100	123
6.282% due 06/15/2042	100	110
New York City, New York Water & Sewer System Revenue Bonds, (FGIC Insured), Series 2007
4.750% due 06/15/2033	6,615	6,879
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	10,300	11,233
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	1,000	1,152

		25,103

OHIO 0.1%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	1,500	2,152
Ohio Higher Educational Facility Commission Revenue Bonds, Series 2012
5.000% due 01/01/2038	2,775	2,968

		5,120

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	100	119

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.0%
Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2012
5.000% due 11/01/2021	$980	$1,117

WASHINGTON 0.1%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	3,600	4,076

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	270	215

Total Municipal Bonds & Notes (Cost $75,479)		79,944

U.S. GOVERNMENT AGENCIES 17.7%
Fannie Mae
0.504% due 07/25/2037 - 09/25/2042	922	921
0.534% due 07/25/2037	856	857
0.554% due 09/25/2035	1,202	1,203
0.564% due 09/25/2035	2,059	2,065
0.604% due 09/25/2035 - 07/25/2041	12,088	12,133
0.754% due 01/25/2051	2,128	2,144
0.874% due 06/25/2037	3,385	3,425
0.875% due 08/28/2017 (j)	2,700	2,677
0.875% due 10/26/2017 (h)(j)	24,200	23,879
0.875% due 12/20/2017 (g)(j)	27,100	26,674
0.884% due 06/25/2040	5,020	5,079
0.894% due 03/25/2040	2,262	2,297
1.250% due 01/30/2017 (j)	1,000	1,012
1.763% due 09/01/2035	47	49
1.908% due 10/01/2034	4	4
1.984% due 11/01/2035	9	9
2.277% due 12/01/2033	29	30
2.300% due 03/01/2035	6	6
2.308% due 07/01/2035	29	31
2.397% due 06/01/2034	233	248
2.440% due 12/01/2033	7	8
2.471% due 06/01/2035	62	67
2.500% due 03/01/2022	476	489
2.864% due 06/01/2035	79	84
2.870% due 09/01/2027	1,700	1,572
3.500% due 11/01/2020 - 07/25/2031	28,351	28,829
3.890% due 07/01/2021	2,600	2,776
4.000% due 01/01/2025 - 04/01/2044	41,749	42,189
4.500% due 05/01/2023 - 05/01/2044	238,136	254,175
5.000% due 02/13/2017 - 05/01/2044	155,792	170,133
5.000% due 05/11/2017 (j)	300	337
5.375% due 06/12/2017 (j)	300	340
5.500% due 11/01/2021 - 04/01/2044	118,765	131,149
6.000% due 12/01/2018 - 05/01/2044	83,510	93,097
Freddie Mac
0.535% due 03/15/2037	3,644	3,647
0.855% due 08/15/2037	4,430	4,481
0.865% due 10/15/2037	942	953

84	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.875% due 05/15/2037 - 09/15/2037		$4,849	$4,907
1.000% due 03/08/2017 (j)		5,100	5,117
1.250% due 05/12/2017 (h)(j)		7,300	7,363
2.461% due 06/01/2035		88	94
2.618% due 11/01/2034		42	45
4.000% due 12/15/2040 - 07/15/2041		26,240	26,285
5.000% due 05/01/2023 - 05/01/2044		21,908	23,798
5.500% due 08/23/2017 (j)		100	114
5.500% due 08/15/2030 - 03/01/2039		1,872	2,062
6.000% due 08/01/2027 - 04/01/2038		944	1,052
Ginnie Mae
5.000% due 04/15/2035 - 03/15/2042		38,731	42,442
6.000% due 07/15/2037 - 08/15/2037		86	97
Small Business Administration
4.430% due 05/01/2029		847	911
5.520% due 06/01/2024		6	7

Total U.S. Government Agencies (Cost $921,621)			933,363

U.S. TREASURY OBLIGATIONS 7.0%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2017 (j)		10,195	10,491
0.125% due 04/15/2018 (j)		304	311
0.125% due 01/15/2022		20,977	20,569
0.125% due 07/15/2022		16,171	15,851
0.625% due 07/15/2021		4,877	5,027
1.125% due 01/15/2021		1,711	1,817
1.250% due 07/15/2020		5,148	5,552
1.375% due 01/15/2020		1,622	1,755
1.750% due 01/15/2028		7,368	8,171
2.000% due 07/15/2014 (g)(j)		148,277	150,767
2.000% due 01/15/2026		2,828	3,224
2.375% due 01/15/2025 (j)		82,390	97,123
2.375% due 01/15/2027		39,317	46,717
3.625% due 04/15/2028		3,471	4,723

Total U.S. Treasury Obligations (Cost $386,876)			372,098

MORTGAGE-BACKED SECURITIES 7.6%
American Home Mortgage Investment Trust
2.330% due 02/25/2045		16	16
Arran Residential Mortgages Funding PLC
1.688% due 05/16/2047	EUR	1,877	2,619
Banc of America Commercial Mortgage Trust
5.598% due 06/10/2049		$2,900	3,199
5.731% due 05/10/2045		300	325
Banc of America Funding Corp.
1.154% due 08/26/2037		776	787
2.585% due 06/25/2034		61	62
2.623% due 05/25/2035		21	22
Banc of America Mortgage Trust
2.736% due 07/25/2035		2,973	2,777
2.875% due 05/25/2033		81	81
Banc of America Re-REMIC Trust
2.288% due 04/17/2049		35	35
BCRR Trust
5.858% due 07/17/2040		495	527
Bear Stearns Adjustable Rate Mortgage Trust
2.030% due 11/25/2034		173	166

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.087% due 11/25/2034		$41	$41
3.089% due 12/25/2035		85	86
Bear Stearns Alt-A Trust
2.676% due 09/25/2035		31	27
Bear Stearns Commercial Mortgage Securities Trust
8.286% due 10/15/2032		1,050	1,116
Chase Mortgage Finance Trust
4.948% due 12/25/2035		3,360	3,290
5.639% due 09/25/2036		1,235	1,130
6.000% due 12/25/2036		529	496
Citigroup Commercial Mortgage Trust
4.733% due 10/15/2041		24,406	24,668
Citigroup Mortgage Loan Trust, Inc.
2.510% due 10/25/2035		28	28
2.540% due 05/25/2035		43	42
Commercial Mortgage Trust
5.543% due 12/11/2049		3,800	4,102
Countrywide Alternative Loan Trust
0.344% due 09/25/2046 ^		5,849	4,592
0.434% due 02/25/2037		495	388
5.500% due 07/25/2035		20	19
6.000% due 05/25/2037 ^		5,029	4,028
Countrywide Home Loan Mortgage Pass-Through Trust
2.417% due 02/20/2036		31	30
2.498% due 11/25/2034		1,440	1,348
2.500% due 02/20/2035		188	183
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		3,920	4,222
5.383% due 02/15/2040		94	101
Credit Suisse First Boston Mortgage Securities Corp.
5.113% due 07/15/2036		20,538	20,671
Deutsche ALT-A Securities, Inc.
0.484% due 02/25/2036		12,889	8,985
Epic Opera Arlington Ltd.
0.770% due 07/28/2016	GBP	805	1,339
Four Times Square Trust Commercial Mortgage Pass-Through Certificates
5.401% due 12/13/2028		$6,900	7,781
Granite Master Issuer PLC
0.357% due 12/20/2054		713	707
0.724% due 12/20/2054	GBP	15,552	25,761
0.804% due 12/20/2054		7,824	12,971
Granite Mortgages PLC
0.682% due 01/20/2044	EUR	112	155
0.900% due 01/20/2044	GBP	100	167
0.903% due 09/20/2044		612	1,016
Greenwich Capital Commercial Funding Corp.
5.246% due 04/10/2037		$8,200	8,265
5.820% due 07/10/2038		6,207	6,718
GSR Mortgage Loan Trust
2.651% due 09/25/2035		74	74
5.005% due 11/25/2035 ^		3,247	3,045
5.021% due 11/25/2035		87	86
6.000% due 02/25/2036		21,963	20,330
6.000% due 07/25/2037		6,870	6,302
6.000% due 07/25/2037 ^		64	58
HarborView Mortgage Loan Trust
0.326% due 12/19/2036 ^		812	552
0.376% due 05/19/2035		31	27
0.396% due 06/19/2035		5,415	4,753
5.075% due 06/19/2036 ^		3,457	2,483
Holmes Master Issuer PLC
1.632% due 10/15/2054	EUR	679	939
Impac Secured Assets Trust
0.324% due 01/25/2037		$13,541	11,071
IndyMac Mortgage Loan Trust
2.924% due 06/25/2036		8,480	6,474

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Alternative Loan Trust
2.944% due 05/25/2036 ^		$5,004	$3,941
JPMorgan Chase Commercial Mortgage Securities Trust
4.158% due 01/12/2039		209	209
5.336% due 05/15/2047		1,700	1,858
5.397% due 05/15/2045		8,033	8,725
5.439% due 01/15/2049		28,486	31,411
JPMorgan Mortgage Trust
2.634% due 10/25/2036		4,055	3,439
3.319% due 02/25/2035		14	15
5.219% due 07/25/2035		1,162	1,199
5.531% due 10/25/2036		606	564
5.750% due 01/25/2036 ^		110	103
LB Commercial Mortgage Trust
5.823% due 07/15/2044		36,239	39,950
LB-UBS Commercial Mortgage Trust
5.641% due 03/15/2039		8,830	9,549
Leek Finance Ltd.
0.454% due 12/21/2038		6,223	6,419
Lehman Mortgage Trust
6.000% due 09/25/2037 ^		7,819	7,532
MASTR Adjustable Rate Mortgages Trust
2.227% due 07/25/2035		1,556	1,356
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.595% due 12/15/2030		156	148
0.635% due 06/15/2030		2	2
Merrill Lynch Mortgage Investors Trust
0.364% due 02/25/2036		104	95
0.404% due 11/25/2035		109	106
2.193% due 05/25/2033		84	81
5.062% due 09/25/2035		3,874	3,741
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048		1,573	1,704
5.485% due 03/12/2051		100	110
Morgan Stanley Capital Trust
5.610% due 04/15/2049		566	577
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		486	497
Nomura Asset Acceptance Corp.
4.976% due 05/25/2035		274	261
Prime Mortgage Trust
6.000% due 06/25/2036		2,162	1,912
Residential Accredit Loans, Inc. Trust
0.304% due 02/25/2037		4,459	3,384
0.339% due 08/25/2036		7,821	5,980
0.344% due 07/25/2036		7,857	5,888
0.344% due 09/25/2036		14,020	10,429
Silenus European Loan Conduit Ltd.
0.438% due 05/15/2019	EUR	52	70
Structured Adjustable Rate Mortgage Loan Trust
1.526% due 01/25/2035		$74	60
2.445% due 02/25/2034		86	88
2.481% due 08/25/2034		137	137
5.034% due 05/25/2036		411	413
Structured Asset Mortgage Investments Trust
0.434% due 02/25/2036		39	31
Thornburg Mortgage Securities Trust
5.750% due 06/25/2047		5,836	5,481
Titan Europe PLC
0.802% due 10/23/2016	GBP	2,622	4,309
Wachovia Bank Commercial Mortgage Trust
0.235% due 06/15/2020		$5,188	5,142
5.509% due 04/15/2047		100	109
5.749% due 07/15/2045		4,069	4,429
WaMu Mortgage Pass-Through Certificates
1.331% due 11/25/2042		13	13

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	85

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.284% due 10/25/2046		$355	$324
4.686% due 02/25/2037		1,736	1,621
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 07/25/2036 ^		1,879	1,727
2.614% due 03/25/2036		126	128
2.615% due 01/25/2035		93	94
5.428% due 12/25/2036		3,736	3,762
6.000% due 04/25/2037 ^		9,263	8,903

Total Mortgage-Backed Securities (Cost $387,496)			399,309

ASSET-BACKED SECURITIES 3.1%
ACA CLO Ltd.
0.489% due 07/25/2018		498	497
Accredited Mortgage Loan Trust
0.284% due 02/25/2037		7,211	6,766
0.620% due 09/25/2035		6,000	4,854
ACE Securities Corp. Home Equity Loan Trust
0.214% due 10/25/2036		27	10
Apidos CDO Ltd.
0.499% due 07/27/2017		547	547
Asset-Backed Securities Corp. Home Equity Loan Trust
0.429% due 09/25/2034		43	42
0.794% due 07/25/2035		2,000	1,816
Avoca CLO PLC
0.606% due 02/18/2022	EUR	877	1,194
Bear Stearns Asset-Backed Securities Trust
0.314% due 08/25/2036		$5,393	4,226
0.394% due 06/25/2047		7,000	5,831
Centurion CDO Ltd.
0.555% due 03/08/2017		15,280	15,249
Citigroup Mortgage Loan Trust, Inc.
0.354% due 05/25/2037		10,135	5,135
Cornerstone CLO Ltd.
0.459% due 07/15/2021		15,400	15,103
Cougar CLO PLC
0.639% due 07/15/2020	EUR	3,855	5,292
Countrywide Asset-Backed Certificates
0.334% due 06/25/2047		$4,000	3,383
0.404% due 04/25/2036		2,234	2,188
0.634% due 12/25/2031		4	3
Duane Street CLO Ltd.
0.492% due 01/11/2021		4,718	4,671
First Franklin Mortgage Loan Trust
0.294% due 09/25/2036		9,213	8,217
0.644% due 09/25/2035		1,600	1,455
GSAMP Trust
0.204% due 12/25/2046		5,250	2,886
Gulf Stream Sextant CLO Ltd.
0.464% due 08/21/2020		645	643
Halcyon Structured Asset Management Long/Short Ltd.
0.461% due 08/07/2021		1,657	1,648
Lafayette CLO Ltd.
1.635% due 09/06/2022		609	609
Long Beach Mortgage Loan Trust
0.714% due 10/25/2034		9	8
Massachusetts Educational Financing Authority
1.189% due 04/25/2038		1,515	1,524
MASTR Asset-Backed Securities Trust
0.364% due 05/25/2037		11,000	7,466
0.444% due 12/25/2035		5,000	4,333
Morgan Stanley ABS Capital, Inc. Trust
0.244% due 01/25/2037		5,012	2,852
Morgan Stanley Home Equity Loan Trust
0.254% due 12/25/2036		7,372	4,336

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NOB Hill CLO Ltd.
0.486% due 08/15/2018		$3,480	$3,464
Option One Mortgage Loan Trust
0.294% due 01/25/2037		4,740	2,756
Penta CLO S.A.
0.551% due 06/04/2024	EUR	968	1,310
Residential Asset Securities Corp. Trust
0.304% due 08/25/2036		$15,154	13,671
Securitized Asset-Backed Receivables LLC Trust
1.114% due 01/25/2036 ^		3,305	2,601
SLM Student Loan Trust
0.564% due 12/15/2023	EUR	8,531	11,597
0.739% due 10/25/2017		$1,100	1,098
3.405% due 05/16/2044		1,117	1,191
Structured Asset Securities Corp.
0.324% due 12/25/2036		2,000	1,626
0.474% due 05/25/2037		8,187	7,444
Trimaran CLO Ltd.
0.488% due 11/01/2018		555	553
Wells Fargo Home Equity Asset-Backed Securities Trust
0.744% due 11/25/2035		1,000	859

Total Asset-Backed Securities (Cost $151,643)			160,954

SOVEREIGN ISSUES 11.9%
Autonomous Community of Valencia
4.375% due 07/16/2015	EUR	900	1,287
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017		600	875
Italy Buoni Poliennali Del Tesoro
2.250% due 05/15/2016		8,200	11,624
2.750% due 12/01/2015		6,100	8,692
3.000% due 04/15/2015		5,400	7,620
3.000% due 06/15/2015		14,600	20,685
3.000% due 11/01/2015		2,900	4,139
3.750% due 08/01/2015		75,200	107,782
3.750% due 08/01/2016		10,200	14,961
4.500% due 07/15/2015		91,600	132,384
4.750% due 09/15/2016		4,200	6,311
Italy Certificati Di Credito Del Tesoro
0.000% due 06/30/2015		8,300	11,341
0.000% due 12/31/2015		15,600	21,198
Korea Housing Finance Corp.
4.125% due 12/15/2015		$500	529
Mexico Government International Bond
3.500% due 12/14/2017 (c)	MXN	118,337	9,691
4.000% due 11/15/2040 (c)		2,573	207
5.000% due 06/16/2016 (c)		5,711	475
Province of Ontario
1.000% due 07/22/2016		$100	101
1.650% due 09/27/2019		2,000	1,941
4.000% due 10/07/2019		300	327
Qatar Government International Bond
5.250% due 01/20/2020		11,420	12,990
Spain Government International Bond
3.000% due 04/30/2015	EUR	15,700	22,188
3.150% due 01/31/2016		20,200	29,072
3.250% due 04/30/2016		600	868
3.300% due 07/30/2016		1,400	2,036
3.750% due 10/31/2015		35,000	50,544
4.000% due 07/30/2015		103,800	149,335

Total Sovereign Issues (Cost $616,282)			629,203

		SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
Wells Fargo & Co.
7.500% due 12/31/2049 (d)		9,550	$11,202

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (a)		24,000	0

Total Convertible Preferred Securities (Cost $11,809)			11,202

PREFERRED SECURITIES 1.0%

BANKING & FINANCE 0.6%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (d)		1,100	1,334
GMAC Capital Trust
8.125% due 02/15/2040		1,068,600	29,173

			30,507

UTILITIES 0.4%
Qwest Corp.
7.375% due 06/01/2051		821,600	21,485

Total Preferred Securities (Cost $50,071)			51,992

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 12.6%

CERTIFICATES OF DEPOSIT 0.7%
Credit Suisse
0.465% due 03/17/2015		$3,400	3,400
0.644% due 12/07/2015		25,200	25,245
Itau Unibanco Holding S.A.
0.000% due 10/31/2014		9,100	9,040

			37,685

COMMERCIAL PAPER 0.9%
Ford Motor Credit Co. LLC
0.840% due 06/02/2014		2,200	2,198
0.850% due 06/18/2014		3,800	3,796
0.900% due 07/01/2014		2,200	2,198
Glencore Funding LLC
0.690% due 10/03/2014		39,500	39,424

			47,616

REPURCHASE AGREEMENTS (e) 0.5%
			24,000

SHORT-TERM NOTES 0.3%
Korea Development Bank
0.770% due 08/20/2014		14,900	14,888

MEXICO TREASURY BILLS 2.4%
3.575% due 04/03/2014 - 06/26/2014 (b)	MXN	1,691,016	128,984

86	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 7.8%
0.072% due 04/17/2014 - 09/18/2014 (b)(f)(h)(j)	$413,966	$413,894

Total Short-Term Instruments (Cost $666,689)		667,067

Total Investments in Securities (Cost $4,548,264)		4,619,244

	SHARES
INVESTMENTS IN AFFILIATES 26.7%

SHORT-TERM INSTRUMENTS 26.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 26.7%
PIMCO Short-Term Floating NAV Portfolio	1,814	18

	SHARES	MARKET VALUE (000S)
PIMCO Short-Term Floating NAV Portfolio III	141,073,298	$1,409,463

Total Short-Term Instruments (Cost $1,409,645)		1,409,481

Total Investments in Affiliates (Cost $1,409,645)		1,409,481

Total Investments 114.2% (Cost $5,957,909)		$6,028,725

Financial Derivative Instruments (f)(i) (12.2%) (Cost or Premiums, net $(5,840))		(644,628)

Other Assets and Liabilities, net (2.0%)		(102,758)

Net Assets 100.0%		$5,281,339

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.080%	03/31/2014	04/01/2014	$24,000	U.S. Treasury Notes 0.375% due 03/31/2016	$(24,461)	$24,000	$24,000

Total Repurchase Agreements						$(24,461)	$24,000	$24,000

(1)	Includes accrued interest.

As of March 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $74,417 at a weighted average interest rate of 0.015%.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	4.000%	12/01/2029	$1,000	$(1,062)	$(1,058)

Total Short Sales				$(1,062)	$(1,058)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
BOS	$24,000	$0	$0	$0	$24,000	$(24,461)	$(461)

Master Securities Forward Transaction Agreement
BOA	0	0	0	0	0	(25)	(25)
DEU	0	0	0	0	0	(150)	(150)
FOB	0	0	0	(1,058)	(1,058)	0	(1,058)
GRE	0	0	0	0	0	(20)	(20)
SAL	0	0	0	0	0	(10)	(10)

Total Borrowings and Other Financing Transactions	$24,000	$0	$0	$(1,058)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	87

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,820.000	06/21/2014	736	$(2,946)	$(2,231)
Call - CBOE S&P 500 Index	1,920.000	06/21/2014	1,558	(2,902)	(2,660)

				$(5,848)	$(4,891)

Total Written Options				$(5,848)	$(4,891)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2014	1,644	$94	$20	$0
90-Day Eurodollar December Futures	Long	12/2015	11,699	(3,426)	1,170	0
90-Day Eurodollar March Futures	Long	03/2016	2,921	2,747	256	0
90-Day Eurodollar September Futures	Long	09/2015	9,962	2,577	872	0
E-mini S&P 500 Index June Futures	Short	06/2014	8,822	(11,670)	0	(6,838)

Total Futures Contracts				$(9,678)	$2,318	$(6,838)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized Appreciation	Variation Margin
							Asset	Liability
CDX.IG-21 5-Year Index	1.000%	12/20/2018	$	114,000	$2,079	$877	$83	$0
CDX.IG-22 5-Year Index	1.000%	06/20/2019		79,800	1,250	72	51	(2)
iTraxx Europe 21 5-Year Index	1.000%	06/20/2019	EUR	23,050	393	89	59	0

					$3,722	$1,038	$193	$(2)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$44,600	$(587)	$(535)	$17	$0
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	2,505,900	17,663	114	797	0
Pay	3-Month USD-LIBOR	3.000%	09/21/2017	69,600	424	311	2	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	84,400	12,252	6,699	374	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	445,000	(494)	(21,283)	2,171	0

					$29,258	$(14,694)	$3,361	$0

Total Swap Agreements					$32,980	$(13,656)	$3,554	$(2)

88	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(g)	Securities with an aggregate market value of $25,334 have been pledged as collateral as of March 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(h)	Securities with an aggregate market value of $15,456 and cash of $79,735 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$2,318	$3,554	$5,872	$(4,891)	$(6,838)	$(2)	$(11,731)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014	$		536,091		EUR	388,734	$0	$(551)
	05/2014		EUR	476,442	$		656,518	560	(369)

BPS	04/2014			100			126	0	(12)
	04/2014		MXN	518,660			39,193	0	(454)
	04/2014	$		11,284		EUR	8,189	0	(3)
	05/2014		EUR	197	$		272	1	0
	05/2014		MXN	127,420			9,638	3	(92)
	06/2014		EUR	100			126	0	(11)
	06/2014		MXN	278,676			21,205	1	(9)
	07/2014		EUR	100			127	0	(11)
	08/2014			100			127	0	(11)

BRC	04/2014			313,800			431,764	158	(701)
	04/2014		GBP	82,802			137,521	0	(522)
	05/2014	$		7,402		EUR	5,374	1	0

CBK	04/2014		EUR	600	$		760	0	(66)
	04/2014	$		20,230		GBP	12,182	80	0
	05/2014		EUR	749	$		1,032	0	0
	05/2014		JPY	5,542,400			54,350	640	0

DUB	04/2014		DKK	210,006			38,123	0	(628)
	04/2014	$		6,876		EUR	4,986	0	(7)
	04/2014			1,170		GBP	709	12	0

FBF	04/2014		EUR	31,200	$		42,135	0	(848)
	04/2014	$		102,057		GBP	61,778	936	0
	05/2014		GBP	61,778	$		102,035	0	(935)
	06/2014		EUR	800			1,014	0	(88)

GLM	04/2014			90,210			125,275	997	0
	05/2014			5,959			8,226	17	0

HUS	04/2014	$		13,002		EUR	9,425	0	(18)

JPM	04/2014			13,541		GBP	8,133	18	0
	06/2014		MXN	179,724	$		13,676	0	(1)

MSC	04/2014			610,821			45,868	0	(818)

UAG	04/2014		EUR	62,724			85,093	84	(1,403)

Total Forward Foreign Currency Contracts								$3,508	$(7,558)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-21 5-Year Index	Buy	0.550%	06/18/2014	$	4,400	$(2)	$(3)
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.850%	06/18/2014		5,300	(5)	(3)

CBK	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	06/18/2014		3,500	(4)	(2)

JPM	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	06/18/2014		8,700	(11)	(5)

							$(22)	$(13)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	89

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	$2,700	$(151)	$(140)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$13,900	$(117)	$(13)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	30,200	(271)	(28)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	3,700	(48)	(3)

DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	6,200	(46)	(5)

						$(482)	$(49)

Total Written Options						$(655)	$(202)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at 03/31/2013	540	$1,391,600	EUR	162,300	$(4,433)
Sales	3,690	4,703,400		0	(26,233)
Closing Buys	(242)	(235,500)		0	2,152
Expirations	(847)	(4,963,300)		(113,900)	18,294
Exercised	(847)	(817,600)		(48,400)	3,717

Balance at 03/31/2014	2,294	$78,600	EUR	0	$(6,503)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	China Government International Bond	1.000%	06/20/2015	0.159%	$	900	$15	$(5)	$10	$0
	Citigroup, Inc.	1.000%	09/20/2016	0.410%		2,300	28	7	35	0
	General Electric Capital Corp.	1.000%	12/20/2015	0.322%		3,000	(60)	96	36	0
	Italy Government International Bond	1.000%	06/20/2019	1.316%		5,500	(99)	15	0	(84)
	MetLife, Inc.	1.000%	12/20/2015	0.212%		4,200	(203)	262	59	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		300	(4)	8	4	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		24,200	(59)	303	244	0
	Prudential Financial, Inc.	1.000%	12/20/2015	0.192%		2,200	(64)	96	32	0

BRC	Brazil Government International Bond	1.000%	06/20/2015	0.383%		500	(7)	11	4	0
	General Electric Capital Corp.	1.000%	09/20/2016	0.366%		5,300	59	26	85	0

CBK	Brazil Government International Bond	1.000%	09/20/2015	0.514%		1,000	(16)	23	7	0
	China Government International Bond	1.000%	06/20/2015	0.159%		200	3	(1)	2	0
	General Electric Capital Corp.	5.000%	09/20/2014	0.222%		3,900	139	(43)	96	0
	JPMorgan Chase & Co.	1.000%	06/20/2014	0.196%		4,600	43	(33)	10	0
	MetLife, Inc.	1.000%	12/20/2015	0.212%		2,300	(84)	116	32	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		700	(11)	18	7	0

DUB	Bank of America Corp.	1.000%	09/20/2014	0.207%		1,800	14	(6)	8	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.254%		1,600	25	5	30	0
	Brazil Government International Bond	1.000%	06/20/2015	0.383%		1,500	(15)	27	12	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.302%		3,000	37	(5)	32	0
	Indonesia Government International Bond	1.000%	06/20/2017	0.975%		700	(21)	21	0	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%		4,800	(78)	16	0	(62)
	Italy Government International Bond	1.000%	06/20/2019	1.316%		1,800	(33)	6	0	(27)
	JPMorgan Chase & Co.	1.000%	09/20/2016	0.317%		5,300	69	23	92	0

FBF	Brazil Government International Bond	1.000%	06/20/2015	0.383%		300	(8)	10	2	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		4,900	(12)	62	50	0
	Vodafone Group PLC	1.000%	03/20/2016	0.235%		3,200	46	4	50	0

GST	Brazil Government International Bond	1.000%	06/20/2015	0.383%		500	(7)	11	4	0
	MetLife, Inc.	1.000%	09/20/2015	0.185%		3,700	(238)	284	46	0

HUS	Brazil Government International Bond	1.000%	06/20/2015	0.383%		400	(11)	14	3	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		1,100	(11)	19	8	0
	Brazil Government International Bond	1.000%	12/20/2015	0.607%		16,300	(92)	209	117	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%		4,800	(81)	18	0	(63)

90	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Mexico Government International Bond	1.000%	12/20/2016	0.428%	$	100	$1	$1	$2	$0
	U.S. Treasury Notes	0.250%	06/20/2017	0.137%	EUR	2,100	(4)	15	11	0

JPM	Brazil Government International Bond	1.000%	06/20/2015	0.383%	$	1,700	(19)	32	13	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		13,000	(177)	275	98	0
	MetLife, Inc.	1.000%	09/20/2015	0.185%		5,800	(344)	416	72	0
	Mexico Government International Bond	1.000%	12/20/2016	0.428%		1,200	16	3	19	0

MYC	Brazil Government International Bond	1.000%	06/20/2015	0.383%		500	(5)	9	4	0
	Brazil Government International Bond	1.950%	08/20/2016	0.816%		500	0	15	15	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%		2,500	(41)	9	0	(32)

RYL	China Government International Bond	1.000%	06/20/2015	0.159%		400	7	(2)	5	0

SOG	United Kingdom Gilt	1.000%	03/20/2015	0.030%		1,900	4	15	19	0

UAG	Brazil Government International Bond	1.000%	09/20/2015	0.514%		500	(5)	8	3	0
	Indonesia Government International Bond	1.000%	06/20/2017	0.975%		900	(28)	29	1	0

							$(1,331)	$2,442	$1,379	$(268)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	$5,200	$644	$(513)	$131	$0

DUB	CDX.EM-13 5-Year Index	5.000%	06/20/2015	3,500	421	(333)	88	0

GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	289	0	5	5	0
	MCDX-21 5-Year Index	1.000%	12/20/2018	5,000	(96)	58	0	(38)

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	6,100	718	(564)	154	0

JPM	CDX.EM-13 5-Year Index	5.000%	06/20/2015	700	80	(63)	17	0
	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	579	0	9	9	0

MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	2,600	300	(235)	65	0

					$2,067	$(1,636)	$469	$(38)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	7,500	$6	$(205)	$0	$(199)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	13,000	1	20	21	0

BPS	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		100	0	0	0	(0)

BRC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		2,200	1	3	4	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		305,000	47	74	121	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		50,000	(24)	107	83	0
	Pay	28-Day MXN-TIIE	6.000%	09/02/2022		19,000	(10)	(27)	0	(37)
	Pay	28-Day MXN-TIIE	6.000%	06/05/2023		100	0	0	0	(0)

DUB	Pay	1-Year BRL-CDI	9.130%	01/02/2017	BRL	3,000	11	(91)	0	(80)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023	MXN	100	0	0	0	(0)

GLM	Pay	1-Year BRL-CDI	9.095%	01/02/2017	BRL	4,000	0	(110)	0	(110)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023	MXN	100	0	0	0	(0)

HUS	Pay	1-Year BRL-CDI	8.950%	01/02/2017	BRL	7,600	0	(218)	0	(218)
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	4,200	2	7	9	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	91

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MXN	3,000	$(2)	$3	$1	$0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		19,000	(7)	39	32	0
	Pay	28-Day MXN-TIIE	5.000%	06/11/2018		18,000	(29)	20	0	(9)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		200	0	(1)	0	(1)

JPM	Pay	28-Day MXN-TIIE	6.000%	06/05/2023		300	(1)	0	0	(1)

MYC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		6,400	1	12	13	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		355,000	55	86	141	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		15,000	(9)	34	25	0
	Pay	28-Day MXN-TIIE	5.000%	06/11/2018		12,000	(20)	14	0	(6)
	Pay	28-Day MXN-TIIE	6.000%	09/02/2022		298,000	(99)	(484)	0	(583)

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	8,400	4	(246)	0	(242)

							$(73)	$(963)	$450	$(1,486)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount			Unrealized (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Pay	S&P 500 Total Return Index	514,440	3-Month USD-LIBOR plus a specified spread	07/15/2014	$	1,501,984		$(234,120)	$0	$(234,120)

JPM	Pay	S&P 500 Total Return Index	811,834	3-Month USD-LIBOR plus a specified spread	07/15/2014		2,338,836		(400,903)	0	(400,903)

									$(635,023)	$0	$(635,023)

Total Swap Agreements								$663	$(635,180)	$2,298	$(636,815)

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(j)	Securities with an aggregate market value of $602,698 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$560	$0	$441	$1,001	$(920)	$(146)	$(283)	$(1,349)	$(348)	$0	$(348)
BPS	5	0	0	5	(603)	0	0	(603)	(598)	471	(127)
BRC	159	0	428	587	(1,223)	0	(234,157)	(235,380)	(234,793)	220,060	(14,733)
CBK	720	0	154	874	(66)	(46)	0	(112)	762	(571)	191
DUB	12	0	262	274	(635)	(5)	(169)	(809)	(535)	528	(7)
FBF	936	0	102	1,038	(1,871)	0	0	(1,871)	(833)	870	37
GLM	1,014	0	0	1,014	0	0	(110)	(110)	904	(1,190)	(286)
GST	0	0	55	55	0	0	(38)	(38)	17	0	17
HUS	0	0	337	337	(18)	0	(291)	(309)	28	0	28
JPM	18	0	228	246	(1)	(5)	(400,904)	(400,910)	(400,664)	378,375	(22,289)
MSC	0	0	0	0	(818)	0	0	(818)	(818)	(2,068)	(2,886)
MYC	0	0	263	263	0	0	(621)	(621)	(358)	(1,143)	(1,501)
RYL	0	0	5	5	0	0	0	0	5	0	5
SOG	0	0	19	19	0	0	0	0	19	0	19
UAG	84	0	4	88	(1,403)	0	(242)	(1,645)	(1,557)	1,324	(233)

Total Over the Counter	$3,508	$0	$2,298	$5,806	$(7,558)	$(202)	$(636,815)	$(644,575)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

92	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,318	$2,318
Swap Agreements	0	193	0	0	3,361	3,554

	$0	$193	$0	$0	$5,679	$5,872

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,508	$0	$3,508
Swap Agreements	0	1,848	0	0	450	2,298

	$0	$1,848	$0	$3,508	$450	$5,806

	$0	$2,041	$0	$3,508	$6,129	$11,678

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$4,891	$0	$0	$4,891
Futures	0	0	6,838	0	0	6,838
Swap Agreements	0	2	0	0	0	2

	$0	$2	$11,729	$0	$0	$11,731

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,558	$0	$7,558
Written Options	0	13	0	140	49	202
Swap Agreements	0	306	635,023	0	1,486	636,815

	$0	$319	$635,023	$7,698	$1,535	$644,575

	$0	$321	$646,752	$7,698	$1,535	$656,306

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(165)	$0	$0	$(165)
Written Options	0	0	62	0	279	341
Futures	0	0	(880,183)	0	14,727	(865,456)
Swap Agreements	0	7,323	0	0	(19,105)	(11,782)

	$0	$7,323	$(880,286)	$0	$(4,099)	$(877,062)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(33,673)	$0	$(33,673)
Written Options	0	87	0	937	15,567	16,591
Swap Agreements	0	2,968	0	0	4,101	7,069

	$0	$3,055	$0	$(32,736)	$19,668	$(10,013)

	$0	$10,378	$(880,286)	$(32,736)	$15,569	$(887,075)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$90	$0	$0	$90
Written Options	0	0	957	0	(83)	874
Futures	0	0	83,703	0	642	84,345
Swap Agreements	0	1,038	0	0	(15,089)	(14,051)

	$0	$1,038	$84,750	$0	$(14,530)	$71,258

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,412)	$0	$(2,412)
Written Options	0	9	0	(120)	(1,661)	(1,772)
Swap Agreements	0	(848)	(635,023)	0	(2,586)	(638,457)

	$0	$(839)	$(635,023)	$(2,532)	$(4,247)	$(642,641)

	$0	$199	$(550,273)	$(2,532)	$(18,777)	$(571,383)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	93

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$11,800	$904,191	$0	$915,991
Industrials	0	213,434	1,300	214,734
Utilities	0	183,387	0	183,387
Municipal Bonds & Notes
California	0	35,295	0	35,295
Illinois	0	473	0	473
Iowa	0	60	0	60
Louisiana	0	5,943	0	5,943
Nevada	0	791	0	791
New Jersey	0	1,632	0	1,632
New York	0	25,103	0	25,103
Ohio	0	5,120	0	5,120
Tennessee	0	119	0	119
Texas	0	1,117	0	1,117
Washington	0	4,076	0	4,076
West Virginia	0	215	0	215
U.S. Government Agencies	0	933,363	0	933,363
U.S. Treasury Obligations	0	372,098	0	372,098
Mortgage-Backed Securities	0	399,309	0	399,309
Asset-Backed Securities	0	160,954	0	160,954
Sovereign Issues	0	629,203	0	629,203
Convertible Preferred Securities
Banking & Finance	11,202	0	0	11,202
Preferred Securities
Banking & Finance	29,173	1,334	0	30,507
Utilities	21,485	0	0	21,485
Short-Term Instruments
Certificates of Deposit	0	37,685	0	37,685
Commercial Paper	0	47,616	0	47,616
Repurchase Agreements	0	24,000	0	24,000
Short-Term Notes	0	14,888	0	14,888

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Mexico Treasury Bills	$0	$128,984	$0	$128,984
U.S. Treasury Bills	0	413,894	0	413,894
	$73,660	$4,544,284	$1,300	$4,619,244

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,409,481	$0	$0	$1,409,481

Total Investments	$1,483,141	$4,544,284	$1,300	$6,028,725

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,058)	$0	$(1,058)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,318	3,554	0	5,872
Over the counter	0	5,806	0	5,806
	$2,318	$9,360	$0	$11,678

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(6,838)	(4,893)	0	(11,731)
Over the counter	0	(644,526)	(49)	(644,575)
	$(6,838)	$(649,419)	$(49)	$(656,306)

Totals	$1,478,621	$3,903,167	$1,251	$5,383,039

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

94	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 88.3%

BANK LOAN OBLIGATIONS 0.5%
H.J. Heinz Co.
3.500% due 06/05/2020		$2,978	$2,998

Total Bank Loan Obligations (Cost $2,971)			2,998

CORPORATE BONDS & NOTES 44.8%

BANKING & FINANCE 13.1%
Aviation Loan Trust
2.343% due 12/15/2022		1,368	1,285
Banco do Brasil S.A.
4.500% due 01/20/2016	EUR	1,000	1,440
6.000% due 01/22/2020		$1,300	1,422
Banco Santander Chile
3.875% due 09/20/2022		2,200	2,145
Bank of America Corp.
4.100% due 07/24/2023		300	305
6.875% due 04/25/2018		600	708
7.625% due 06/01/2019		1,200	1,479
Barclays Bank PLC
10.179% due 06/12/2021		740	996
Bear Stearns Cos. LLC
7.250% due 02/01/2018		700	834
BNP Paribas S.A.
5.186% due 06/29/2015 (c)		700	722
Carlyle Holdings Finance LLC
5.625% due 03/30/2043		1,100	1,182
Citigroup, Inc.
6.125% due 08/25/2036		400	439
6.625% due 06/15/2032		600	692
8.125% due 07/15/2039		6,000	8,706
Fidelity National Financial, Inc.
5.500% due 09/01/2022		2,800	2,987
FMR LLC
4.950% due 02/01/2033		2,000	2,098
General Electric Capital Corp.
6.750% due 03/15/2032		2,900	3,739
6.875% due 01/10/2039		300	396
Goldman Sachs Group, Inc.
4.000% due 03/03/2024		4,000	3,991
5.750% due 01/24/2022		2,500	2,840
7.500% due 02/15/2019		900	1,090
HBOS Capital Funding LP
6.071% due 06/30/2014 (c)		600	603
HBOS PLC
6.750% due 05/21/2018		1,900	2,157
HSBC Bank USA N.A.
7.000% due 01/15/2039		550	713
HSBC Holdings PLC
6.500% due 09/15/2037		1,500	1,780
HSBC USA Capital Trust
7.808% due 12/15/2026		350	356
ING Bank NV
1.635% due 06/09/2014		2,600	2,607
IntercontinentalExchange Group, Inc.
4.000% due 10/15/2023		3,000	3,119
JPMorgan Chase & Co.
3.200% due 01/25/2023		600	583
Morgan Stanley
6.375% due 07/24/2042		1,900	2,326
Pacific Life Insurance Co.
9.250% due 06/15/2039		1,200	1,769
Royal Bank of Scotland Group PLC
7.648% due 09/30/2031 (c)		1,900	2,052

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SAFG Retirement Services, Inc.
5.600% due 07/31/2097	$1,900	$1,949
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022	1,000	1,033
SLM Corp.
5.625% due 08/01/2033	1,000	890
Wachovia Bank N.A.
5.850% due 02/01/2037	750	905
6.600% due 01/15/2038	2,400	3,169
Wells Fargo & Co.
5.375% due 11/02/2043	3,200	3,384
5.606% due 01/15/2044	200	217
Weyerhaeuser Co.
7.375% due 03/15/2032	3,200	4,124

		73,232

INDUSTRIALS 21.9%
Actavis, Inc.
3.250% due 10/01/2022	2,900	2,786
Altria Group, Inc.
9.250% due 08/06/2019	89	118
9.950% due 11/10/2038	933	1,501
America Movil S.A.B. de C.V.
3.125% due 07/16/2022	900	861
Amgen, Inc.
4.950% due 10/01/2041	3,114	3,156
6.900% due 06/01/2038	1,600	2,044
Anadarko Petroleum Corp.
7.950% due 06/15/2039	1,800	2,481
Anheuser-Busch Cos. LLC
6.450% due 09/01/2037	900	1,163
Barrick International Barbados Corp.
6.350% due 10/15/2036	600	591
Barrick North America Finance LLC
5.700% due 05/30/2041	2,000	1,943
Boston Scientific Corp.
4.125% due 10/01/2023	3,100	3,150
7.375% due 01/15/2040	2,000	2,652
Burlington Northern Santa Fe LLC
4.450% due 03/15/2043	400	383
Cameron International Corp.
5.950% due 06/01/2041	1,300	1,453
Cliffs Natural Resources, Inc.
6.250% due 10/01/2040	650	565
Comcast Corp.
6.400% due 05/15/2038	50	62
6.500% due 11/15/2035	200	249
6.950% due 08/15/2037	700	912
7.050% due 03/15/2033	600	782
COX Communications, Inc.
8.375% due 03/01/2039	3,100	4,092
CVS Pass-Through Trust
4.704% due 01/10/2036	3,485	3,607
7.507% due 01/10/2032	2,098	2,590
Deutsche Telekom International Finance BV
8.750% due 06/15/2030	2,600	3,762
Devon Energy Corp.
4.750% due 05/15/2042	2,900	2,886
Devon Financing Corp. LLC
7.875% due 09/30/2031	400	546
Discovery Communications LLC
4.950% due 05/15/2042	1,700	1,679
Dow Chemical Co.
9.400% due 05/15/2039	100	158
Ecopetrol S.A.
7.375% due 09/18/2043	1,800	2,059

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Encana Corp.
6.500% due 08/15/2034	$2,000	$2,318
Energy Transfer Partners LP
6.625% due 10/15/2036	500	566
7.500% due 07/01/2038	400	495
Enterprise Products Operating LLC
4.450% due 02/15/2043	2,600	2,450
4.850% due 03/15/2044	600	601
5.750% due 03/01/2035	200	224
Ford Motor Co.
4.750% due 01/15/2043	1,100	1,068
7.450% due 07/16/2031	2,200	2,830
Freeport-McMoRan Copper & Gold, Inc.
5.450% due 03/15/2043	500	493
Gerdau Holdings, Inc.
7.000% due 01/20/2020	700	780
Kinder Morgan Energy Partners LP
5.500% due 03/01/2044	1,500	1,540
6.950% due 01/15/2038	1,500	1,802
Kraft Foods Group, Inc.
6.500% due 02/09/2040	800	999
Masco Corp.
7.750% due 08/01/2029	2,400	2,693
NBCUniversal Media LLC
6.400% due 04/30/2040	1,100	1,366
Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041	2,750	2,238
Newmont Mining Corp.
6.250% due 10/01/2039	1,600	1,554
Petrobras International Finance Co.
6.875% due 01/20/2040	2,600	2,588
7.875% due 03/15/2019	1,700	1,948
Pfizer, Inc.
7.200% due 03/15/2039	670	933
Philip Morris International, Inc.
3.600% due 11/15/2023	700	699
Pride International, Inc.
7.875% due 08/15/2040	200	283
QVC, Inc.
5.950% due 03/15/2043	2,100	2,149
Rockies Express Pipeline LLC
6.875% due 04/15/2040	1,200	1,095
Russian Railways via RZD Capital PLC
5.739% due 04/03/2017	1,000	1,045
SES S.A.
5.300% due 04/04/2043	1,800	1,826
Suncor Energy, Inc.
6.500% due 06/15/2038	200	248
6.850% due 06/01/2039	800	1,032
Teck Resources Ltd.
6.000% due 08/15/2040	1,300	1,303
Tennessee Gas Pipeline Co. LLC
7.625% due 04/01/2037	100	132
8.375% due 06/15/2032	2,400	3,214
Teva Pharmaceutical Finance Co. LLC
6.150% due 02/01/2036	600	684
Thermo Fisher Scientific, Inc.
3.150% due 01/15/2023	1,800	1,738
Time Warner Cable, Inc.
5.500% due 09/01/2041	1,797	1,880
5.875% due 11/15/2040	400	435
6.550% due 05/01/2037	2,000	2,330
Time Warner, Inc.
6.250% due 03/29/2041	100	118
6.500% due 11/15/2036	2,469	2,937
TransCanada PipeLines Ltd.
6.200% due 10/15/2037	100	122

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	95

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.250% due 08/15/2038	$300	$403
Transocean, Inc.
6.800% due 03/15/2038	3,100	3,354
7.500% due 04/15/2031	1,000	1,157
Union Pacific Railroad Co. Pass-Through Trust
5.404% due 07/02/2025	771	842
United Airlines Pass-Through Trust
4.000% due 10/11/2027 (a)	1,000	1,010
UnitedHealth Group, Inc.
6.625% due 11/15/2037	1,300	1,679
Vale Overseas Ltd.
6.250% due 01/23/2017	200	224
6.875% due 11/10/2039	2,800	3,007
Vessel Management Services, Inc.
3.432% due 08/15/2036	2,250	2,197
Wal-Mart Stores, Inc.
5.000% due 10/25/2040	1,100	1,204
6.200% due 04/15/2038	900	1,135
WellPoint, Inc.
4.650% due 01/15/2043	1,600	1,555
Whirlpool Corp.
5.150% due 03/01/2043	2,000	2,058
Williams Cos., Inc.
7.500% due 01/15/2031	1,361	1,501
8.750% due 03/15/2032	137	166

		122,479

UTILITIES 9.8%
Anadarko Finance Co.
7.500% due 05/01/2031	900	1,149
Appalachian Power Co.
6.700% due 08/15/2037	1,400	1,766
7.000% due 04/01/2038	100	132
AT&T, Inc.
4.350% due 06/15/2045	210	186
5.350% due 09/01/2040	3,618	3,711
6.550% due 02/15/2039	600	710
British Telecommunications PLC
9.625% due 12/15/2030	600	930
Bruce Mansfield Unit
6.850% due 06/01/2034	1,480	1,607
Consolidated Edison Co. of New York, Inc.
6.750% due 04/01/2038	400	524
Duke Energy Carolinas LLC
6.450% due 10/15/2032	700	877
Entergy Arkansas, Inc.
5.660% due 02/01/2025	1,500	1,543
FirstEnergy Corp.
7.375% due 11/15/2031	400	461
Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022	1,000	1,035
Indiana Michigan Power Co.
6.050% due 03/15/2037	500	580
Koninklijke KPN NV
8.375% due 10/01/2030	2,400	3,243
Majapahit Holding BV
7.750% due 01/20/2020	900	1,037
MidAmerican Energy Holdings Co.
5.950% due 05/15/2037	400	471
6.500% due 09/15/2037	1,600	1,985
NGPL PipeCo LLC
7.768% due 12/15/2037	1,300	1,219
Ohio Edison Co.
6.875% due 07/15/2036	1,100	1,382
Pacific Gas & Electric Co.
5.400% due 01/15/2040	200	220

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.050% due 03/01/2034	$3,201	$3,792
PacifiCorp
6.000% due 01/15/2039	1,300	1,614
Petroleos Mexicanos
6.500% due 06/02/2041	1,000	1,100
Plains All American Pipeline LP
6.650% due 01/15/2037	100	123
Progress Energy, Inc.
7.750% due 03/01/2031	400	548
Shell International Finance BV
3.625% due 08/21/2042	1,100	982
Sierra Pacific Power Co.
6.750% due 07/01/2037	1,000	1,308
Southern California Edison Co.
5.625% due 02/01/2036	200	235
6.000% due 01/15/2034	300	369
Verizon Communications, Inc.
6.400% due 09/15/2033	3,600	4,287
6.550% due 09/15/2043	10,000	12,213
Virginia Electric and Power Co.
8.875% due 11/15/2038	1,000	1,626
Vodafone Group PLC
6.150% due 02/27/2037	1,700	1,934

		54,899

Total Corporate Bonds & Notes (Cost $234,976)		250,610

MUNICIPAL BONDS & NOTES 6.3%

CALIFORNIA 2.6%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	1,300	1,744
California State General Obligation Bonds, (BABs), Series 2009
7.350% due 11/01/2039	400	539
7.500% due 04/01/2034	600	810
7.550% due 04/01/2039	3,300	4,588
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.300% due 06/01/2037	170	130
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.600% due 08/01/2042	150	197
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,600	1,978
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	100	129
Los Angeles Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2007
4.500% due 01/01/2028	100	107
San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	1,900	2,365
University of California Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	1,600	1,977

		14,564

GEORGIA 0.7%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	2,957	3,352
6.655% due 04/01/2057	700	778

		4,130

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MICHIGAN 0.2%
Michigan State University Revenue Bonds, (BABs), Series 2010
6.173% due 02/15/2050	$1,000	$1,117

NEVADA 0.3%
Las Vegas Valley Water District, Nevada General Obligation Bonds, (BABs), Series 2009
7.013% due 06/01/2039	1,200	1,324
7.100% due 06/01/2039	200	219

		1,543

NEW JERSEY 0.1%
New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	500	554

NEW YORK 0.9%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	400	486
6.814% due 11/15/2040	1,400	1,808
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.508% due 08/01/2037	1,000	1,168
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2009
5.750% due 06/15/2041	1,200	1,434

		4,896

NORTH CAROLINA 0.1%
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	300	327

OHIO 0.4%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	1,700	2,306
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	100	81

		2,387

TEXAS 0.7%
Cypress-Fairbanks Independent School District, Texas General Obligation Bonds, (BABs), Series 2009
6.629% due 02/15/2038	1,500	1,668
Dallas Area Rapid Transit, Texas Revenue Bonds, (BABs), Series 2009
6.249% due 12/01/2034	600	657
San Antonio, Texas City Public Service Board Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	1,300	1,579

		3,904

UTAH 0.3%
Utah Transit Authority Revenue Bonds, (BABs), Series 2009
5.937% due 06/15/2039	1,300	1,546

96	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 0.0%
King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	$200	$210

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	95	76

Total Municipal Bonds & Notes (Cost $32,487)		35,254

U.S. GOVERNMENT AGENCIES 11.0%
Fannie Mae
0.000% due 06/01/2017 (g)	2,400	2,302
0.000% due 05/15/2030 - 11/15/2030	20,000	10,225
0.354% due 10/27/2037	400	399
3.980% due 07/01/2021	2,500	2,685
5.625% due 04/17/2028	100	119
6.000% due 04/18/2036	900	986
6.250% due 05/15/2029	2,200	2,901
Financing Corp.
0.000% due 12/27/2018	5,200	4,739
8.600% due 09/26/2019	1,470	1,926
Freddie Mac
0.000% due 03/15/2031	1,100	537
5.000% due 04/15/2038	300	324
6.250% due 07/15/2032	500	669
6.750% due 03/15/2031	2,800	3,909
Ginnie Mae
5.500% due 10/20/2037	427	496
Israel Government AID Bond
5.500% due 09/18/2023 - 09/18/2033	8,400	10,038
Residual Funding Corp. Strips
0.000% due 10/15/2020 - 01/15/2030	12,300	8,477
Resolution Funding Corp. Strips
0.000% due 01/15/2030 - 04/15/2030	2,300	1,266
Small Business Administration
5.290% due 12/01/2027	309	337
Tennessee Valley Authority
4.625% due 09/15/2060	1,300	1,278
4.875% due 01/15/2048	1,900	1,997
5.250% due 09/15/2039	900	1,023
5.375% due 04/01/2056	1,200	1,371
5.880% due 04/01/2036	3,000	3,681

Total U.S. Government Agencies (Cost $57,557)		61,685

U.S. TREASURY OBLIGATIONS 18.5%
U.S. Treasury Bonds
2.875% due 05/15/2043 (e)(g)(i)	28,800	25,139
3.000% due 05/15/2042 (g)	1,300	1,172
3.125% due 11/15/2041	7,200	6,675
3.125% due 02/15/2042	4,200	3,888
3.125% due 02/15/2043 (e)(g)	15,700	14,451

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.625% due 08/15/2043 (g)		$200	$203
3.750% due 11/15/2043 (e)		15,800	16,360
3.875% due 08/15/2040		1,600	1,706
U.S. Treasury Inflation Protected Securities (b)
1.375% due 02/15/2044 (g)		4,115	4,207
U.S. Treasury Strips
0.000% due 08/15/2028		1,400	873
0.000% due 05/15/2032		1,100	578
0.000% due 11/15/2032		7,400	3,806
0.000% due 08/15/2033		2,500	1,246
0.000% due 11/15/2033		500	247
0.000% due 05/15/2034		600	290
0.000% due 11/15/2034		200	95
0.000% due 11/15/2039		1,700	670
0.000% due 05/15/2040		4,850	1,874
0.000% due 08/15/2040		18,800	7,176
0.000% due 11/15/2040 (g)		25,200	9,536
0.000% due 08/15/2042		2,600	906
0.000% due 02/15/2043		6,800	2,318

Total U.S. Treasury Obligations (Cost $102,109)			103,416

MORTGAGE-BACKED SECURITIES 1.9%
1345 Avenue of the Americas & Park Avenue Plaza Trust
5.278% due 08/10/2035		1,200	1,348
Citigroup Mortgage Loan Trust, Inc.
2.674% due 03/25/2034		221	221
DBUBS Mortgage Trust
1.505% due 07/12/2044		1,881	1,909
Greenwich Capital Commercial Funding Corp.
5.224% due 04/10/2037		1,900	1,993
5.444% due 03/10/2039		300	329
IndyMac Mortgage Loan Trust
0.334% due 07/25/2047		220	161
JPMorgan Chase Commercial Mortgage Securities Trust
4.106% due 07/15/2046		1,200	1,296
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		1,434	1,623
Structured Asset Mortgage Investments Trust
0.344% due 07/25/2046		100	81
0.374% due 05/25/2036		188	142
Wells Fargo Commercial Mortgage Trust
4.393% due 11/15/2043		1,300	1,403

Total Mortgage-Backed Securities (Cost $10,106)			10,506

ASSET-BACKED SECURITIES 0.1%
SLM Student Loan Trust
1.739% due 04/25/2023		333	344

Total Asset-Backed Securities (Cost $328)			344

SOVEREIGN ISSUES 4.0%
Banco Nacional de Desenvolvimento Economico e Social
5.500% due 07/12/2020		1,600	1,722
6.500% due 06/10/2019		800	908
Canada Housing Trust
2.650% due 03/15/2022	CAD	1,000	909

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Colombia Government International Bond
6.125% due 01/18/2041		$1,200	$1,353
Hydro-Quebec
6.500% due 02/15/2035	CAD	6,400	7,821
Mexico Government International Bond
5.950% due 03/19/2019		$2,800	3,262
6.050% due 01/11/2040		1,200	1,371
Province of Ontario
5.600% due 06/02/2035	CAD	3,200	3,625
Qatar Government International Bond
6.400% due 01/20/2040		$1,300	1,550

Total Sovereign Issues (Cost $23,762)			22,521

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%
American International Group, Inc.		463	23

Total Common Stocks (Cost $13)			23

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.2%

REPURCHASE AGREEMENTS (d) 1.2%
			6,959

U.S. TREASURY BILLS 0.0%
0.117% due 03/05/2015 (g)		$28	28

Total Short-Term Instruments (Cost $6,987)			6,987

Total Investments in Securities (Cost $471,296)			494,344

		SHARES
INVESTMENTS IN AFFILIATES 13.1%

SHORT-TERM INSTRUMENTS 13.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 13.1%
PIMCO Short-Term Floating NAV Portfolio		7,336,104	73,398

Total Short-Term Instruments (Cost $73,399)			73,398

Total Investments in Affiliates (Cost $73,399)			73,398

Total Investments 101.4% (Cost $544,695)			$567,742

Financial Derivative Instruments (f)(h) 0.8% (Cost or Premiums, net $(150))			4,703

Other Assets and Liabilities, net (2.2%)			(12,547)

Net Assets 100.0%			$559,898

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity, date shown represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	97

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.080%	03/31/2014	04/01/2014	$6,700	U.S. Treasury Bonds 4.500% due 08/15/2039	$(6,864)	$6,700	$6,700
SSB	0.000%	03/31/2014	04/01/2014	259	Fannie Mae 2.260% due 10/17/2022	(267)	259	259

Total Repurchase Agreements						$(7,131)	$6,959	$6,959

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.140%	03/28/2014	04/11/2014	$(1,162)	$(1,163)
BPG	0.100%	03/26/2014	04/09/2014	(7,727)	(7,733)
	0.140%	03/26/2014	04/09/2014	(176)	(176)
FOB	0.120%	03/21/2014	04/04/2014	(7,018)	(7,021)
GSC	0.120%	03/24/2014	04/10/2014	(1,655)	(1,656)
	0.130%	03/04/2014	04/07/2014	(2,908)	(2,910)
	0.150%	03/18/2014	04/09/2014	(1,133)	(1,134)
TDM	0.100%	02/27/2014	04/15/2014	(7,256)	(7,266)
	0.160%	03/31/2014	04/08/2014	(1,242)	(1,243)

Total Sale-Buyback Transactions					$(30,302)

(2)

As of March 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended March 31, 2014 was $21,830 at a weighted average interest rate of 0.073%.

(3)	Payable for sale-buyback transactions includes $23 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	6.000%	12/01/2044	$1,000	$(1,114)	$(1,115)

Total Short Sales				$(1,114)	$(1,115)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(e)	Securities with an aggregate market value of $30,271 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$6,700	$0	$0	$0	$6,700	$(6,864)	$(164)
SSB	259	0	0	0	259	(267)	(8)

Master Securities Forward Transaction Agreement
BCY	0	0	(1,163)	0	(1,163)	1,135	(28)
BPG	0	0	(7,909)	0	(7,909)	7,837	(72)
DEU	0	0	0	(1,115)	(1,115)	0	(1,115)
FOB	0	0	(7,021)	0	(7,021)	7,041	20
GSC	0	0	(5,700)	0	(5,700)	5,672	(28)
TDM	0	0	(8,509)	0	(8,509)	8,586	77

Total Borrowings and Other Financing Transactions	$6,959	$0	$(30,302)	$(1,115)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

98	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME S&P 500 Index June Futures	825.000	06/19/2014	448	$12	$6

Total Purchased Options				$12	$6

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Long	06/2014	2,218	$1,712	$1,574	$0
S&P 500 Index June Futures	Long	06/2014	616	2,563	2,187	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2014	559	611	0	(174)
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2014	50	125	0	(19)

Total Futures Contracts				$5,011	$3,761	$(193)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(g)	Securities with an aggregate market value of $9,729 and cash of $15,254 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$6	$3,761	$0	$3,767	$0	$(193)	$0	$(193)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		EUR	1,056	$		1,449	$0	$(6)

BPS	05/2014		BRL	1,974			865	3	0

BRC	05/2014			1,121			491	1	0

CBK	06/2014		CAD	14,091			12,694	0	(28)

RYL	04/2014	$		1,455		EUR	1,056	0	0
	05/2014		EUR	1,056	$		1,455	0	0

UAG	04/2014		BRL	3,233			1,363	0	(62)
	04/2014	$		1,327		BRL	3,233	98	0
	05/2014			1,353			3,233	60	0

Total Forward Foreign Currency Contracts								$162	$(96)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750%	06/16/2014	$	9,900	$(62)	$(43)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050%	06/16/2014		9,900	(129)	(68)

								$(191)	$(111)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	99

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$4,300	$(39)	$(4)

Total Written Options						$(230)	$(115)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at 03/31/2013	0	$79,900	EUR	81,400	$(606)
Sales	234	414,200		0	(1,375)
Closing Buys	0	(206,900)		0	322
Expirations	(234)	(221,300)		(81,400)	1,317
Exercised	0	(41,800)		0	112

Balance at 03/31/2014	0	$24,100	EUR	0	$(230)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	HSBC Bank PLC	1.000%	12/20/2018	0.630%	EUR	3,500	$49	$35	$84	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BRC	Pay	28-Day MXN-TIIE	8.300%	02/07/2019	MXN	26,800	$19	$242	$261	$0

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (4)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	S&P 500 Total Return Index	14,597	3-Month USD-LIBOR plus a specified spread	03/13/2015	$48,430		$833	$833	$0

Total Swap Agreements							$68	$1,110	$1,178	$0

(4)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

100	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2014

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(i)	Securities with an aggregate market value of $116 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$0	$0	$917	$917	$(6)	$0	$0	$(6)	$911	$(490)	$421
BPS	3	0	0	3	0	0	0	0	3	0	3
BRC	1	0	261	262	0	0	0	0	262	(290)	(28)
CBK	0	0	0	0	(28)	(4)	0	(32)	(32)	0	(32)
GLM	0	0	0	0	0	(111)	0	(111)	(111)	116	5
UAG	158	0	0	158	(62)	0	0	(62)	96	0	96

Total Over the Counter	$162	$0	$1,178	$1,340	$(96)	$(115)	$0	$(211)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$6	$0	$0	$6
Futures	0	0	3,761	0	0	3,761

	$0	$0	$3,767	$0	$0	$3,767

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$162	$0	$162
Swap Agreements	0	84	833	0	261	1,178

	$0	$84	$833	$162	$261	$1,340

	$0	$84	$4,600	$162	$261	$5,107

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$193	$193

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$96	$0	$96
Written Options	0	0	0	0	115	115

	$0	$0	$0	$96	$115	$211

	$0	$0	$0	$96	$308	$404

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	101

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

March 31, 2014

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(86)	$0	$0	$(86)
Written Options	0	0	0	0	98	98
Futures	0	0	112,291	0	(6,212)	106,079
Swap Agreements	0	503	0	0	(1,255)	(752)

	$0	$503	$112,205	$0	$(7,369)	$105,339

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$115	$0	$115
Written Options	0	0	0	0	1,026	1,026
Swap Agreements	0	18	12,995	0	200	13,213

	$0	$18	$12,995	$115	$1,226	$14,354

	$0	$521	$125,200	$115	$(6,143)	$119,693

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$3	$0	$0	$3
Futures	0	0	(14,988)	0	323	(14,665)

	$0	$0	$(14,985)	$0	$323	$(14,662)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$43	$0	$43
Written Options	0	0	0	0	(277)	(277)
Swap Agreements	0	35	426	0	(104)	357

	$0	$35	$426	$43	$(381)	$123

	$0	$35	$(14,559)	$43	$(58)	$(14,539)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$2,998	$0	$2,998
Corporate Bonds & Notes
Banking & Finance	0	71,947	1,285	73,232
Industrials	0	118,872	3,607	122,479
Utilities	0	54,899	0	54,899
Municipal Bonds & Notes
California	0	14,564	0	14,564
Georgia	0	4,130	0	4,130
Michigan	0	1,117	0	1,117
Nevada	0	1,543	0	1,543
New Jersey	0	554	0	554
New York	0	4,896	0	4,896
North Carolina	0	327	0	327
Ohio	0	2,387	0	2,387
Texas	0	3,904	0	3,904
Utah	0	1,546	0	1,546
Washington	0	210	0	210
West Virginia	0	76	0	76
U.S. Government Agencies	0	61,685	0	61,685
U.S. Treasury Obligations	0	103,416	0	103,416
Mortgage-Backed Securities	0	10,506	0	10,506
Asset-Backed Securities	0	344	0	344
Sovereign Issues	0	22,521	0	22,521
Common Stocks
Financials	23	0	0	23
Short-Term Instruments
Repurchase Agreements	0	6,959	0	6,959

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
U.S. Treasury Bills	$0	$28	$0	$28
	$23	$489,429	$4,892	$494,344
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$73,398	$0	$0	$73,398

Total Investments	$73,421	$489,429	$4,892	$567,742

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,115)	$0	$(1,115)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3,767	0	0	3,767
Over the counter	0	1,340	0	1,340
	$3,767	$1,340	$0	$5,107

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(193)	0	0	(193)
Over the counter	0	(207)	(4)	(211)
	$(193)	$(207)	$(4)	$(404)

Totals	$76,995	$489,447	$4,888	$571,330

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

102	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Notes to Financial Statements

March 31, 2014

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of seven funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

ANNUAL REPORT	MARCH 31, 2014	103

Notes to Financial Statements (Cont.)

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective for interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and Note 7, Principal Risks for additional details.

In June 2013, the FASB issued an ASU providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update is effective prospectively during interim or annual periods beginning on or after December 15, 2013. At this time, management is evaluating the ASU to determine whether it will impact the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally

4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, PIMCO, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if

104	PIMCO STOCKSPLUS® FUNDS

March 31, 2014

adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 1 or 2 as of period end have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are a result of a change, in the normal course of business, from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to

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market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable

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in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the investment advisor may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the investment advisor does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  Certain funds may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2014, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans,

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including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities, such as U.S. Treasury Strips which are Treasury fixed income securities sold at a discount to face value and offer no interest payments; rather, investors receive par at maturity.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.

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Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2014 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio
Fund Name	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	$4	$0	$0	$0	$0	$4	$0	$0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	27,951	460,145	(488,000)	(17)	5	84	145	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	2	0	(1)	0	0	1	0	0
PIMCO StocksPLUS® Fund	4	0	0	0	0	4	0	0
PIMCO StocksPLUS® Absolute Return Fund	2	1	0	0	0	3	0	0
PIMCO StocksPLUS® AR Short Strategy Fund	17	46,901	(46,900)	0	0	18	1	0
PIMCO StocksPLUS® Long Duration Fund	137,321	252,694	(316,600)	(134)	117	73,398	195	0

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	$12,920	$1,455,366	$(1,164,100)	$(187)	$(21)	$303,978	$1,167	$0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	0	226,959	(78,700)	(6)	13	148,266	59	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	56,561	1,196,588	(949,400)	(90)	(3)	303,656	1,287	0
PIMCO StocksPLUS® Fund	76,904	954,873	(686,900)	(68)	17	344,826	574	0
PIMCO StocksPLUS® Absolute Return Fund	50,004	920,911	(686,100)	(96)	(67)	284,652	1,112	0
PIMCO StocksPLUS® AR Short Strategy Fund	610,478	5,536,753	(4,737,300)	(360)	(108)	1,409,463	6,354	0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Each Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying

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securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of

Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet

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the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency and

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will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns for a Fund or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

Straddle Options  Certain Funds may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or

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index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery

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values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

7. PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If a fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as

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the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

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Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	A, B, C and R Classes
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	0.39%	0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	0.45%	0.30%	0.40%	N/A	0.45%	0.45%
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0.44%	0.25%	0.35%	N/A	0.40%	0.40%
PIMCO StocksPLUS® Fund	0.25%	0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO StocksPLUS® Absolute Return Fund	0.39%	0.25%	0.35%	N/A	0.40%	0.40%
PIMCO StocksPLUS® AR Short Strategy Fund	0.39%	0.25%	0.35%	N/A	0.40%	0.40%
PIMCO StocksPLUS® Long Duration Fund	0.35%	0.24%	N/A	N/A	N/A	N/A

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(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
PIMCO StocksPLUS® Fund	0.50%	0.25%
All other Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%
Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2014, the Distributor received $18,851,245 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In

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addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2014, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	$258,527	$225,035
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	67,241	16,167
PIMCO Small Cap StocksPLUS® AR Strategy Fund	291,830	153,550
PIMCO StocksPLUS® Fund	61,723	142,614
PIMCO StocksPLUS® Absolute Return Fund	254,746	178,206
PIMCO StocksPLUS® AR Short Strategy Fund	2,041,994	1,960,448
PIMCO StocksPLUS® Long Duration Fund	15,398	100,149

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2014, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	$3,673,945	$4,035,802	$574,309	$555,925
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar Hedged)	3,858,842	4,053,717	358,357	197,908
PIMCO Small Cap StocksPLUS® AR Strategy Fund	3,041,285	3,306,977	599,706	231,625
PIMCO StocksPLUS® Fund	735,757	929,747	308,285	370,339
PIMCO StocksPLUS® Absolute Return Fund	2,746,242	2,977,481	488,877	354,412
PIMCO StocksPLUS® AR Short Strategy Fund	14,152,065	16,135,683	2,508,464	2,024,885
PIMCO StocksPLUS® Long Duration Fund	251,194	308,989	126,443	291,463

118	PIMCO STOCKSPLUS® FUNDS

March 31, 2014

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (1)				PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)
	Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	16,706	$119,876	5,356	$35,629	24,526	$191,420	19,583	$140,541
Class P	4,656	33,196	4,435	28,724	5,358	42,253	1,056	7,547
Administrative Class	198	1,332	200	1,322	0	0	0	0
Class D	3,375	23,370	4,400	28,486	18,225	138,968	26,322	181,671
Class A	3,291	22,631	2,127	13,838	18,798	142,562	8,232	56,996
Class B	0	0	0	0	54	390	15	106
Class C	958	6,485	420	2,666	7,920	57,053	2,109	13,932
Class R	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	23,430	160,872	12,646	83,262	2,370	18,170	2,386	16,550
Class P	144	989	278	1,831	170	1,315	20	139
Administrative Class	32	214	1	9	0	0	0	0
Class D	448	3,038	290	1,883	1,146	8,431	812	5,545
Class A	380	2,565	117	757	900	6,748	409	2,766
Class B	0	0	0	0	4	31	9	54
Class C	136	895	26	166	297	2,118	109	696
Class R	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(17,336)	(120,498)	(1,235)	(8,097)	(27,596)	(214,867)	(1,228)	(8,637)
Class P	(5,347)	(38,051)	(3,226)	(21,102)	(1,918)	(14,761)	(61)	(440)
Administrative Class	(57)	(384)	(2)	(16)	0	0	0	0
Class D	(2,937)	(20,051)	(3,925)	(24,637)	(26,271)	(192,944)	(2,782)	(19,250)
Class A	(1,251)	(8,407)	(1,139)	(7,338)	(6,775)	(51,087)	(1,766)	(12,232)
Class B	0	0	0	0	(54)	(391)	(91)	(575)
Class C	(321)	(2,126)	(146)	(861)	(1,362)	(9,722)	(339)	(2,176)
Class R	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	26,505	$185,946	20,623	$136,522	15,792	$125,687	54,795	$383,233

ANNUAL REPORT	MARCH 31, 2014	119

Notes to Financial Statements (Cont.)

	PIMCO Small Cap StocksPLUS® AR Strategy Fund				PIMCO StocksPLUS® Fund (2)
	Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	15,403	$148,750	14,697	$120,903	52,741	$505,961	24,969	$217,796
Class P	12,243	118,195	6,739	56,253	3,503	34,451	2,171	18,966
Administrative Class	0	0	0	0	177	1,634	230	1,925
Class D	24,901	234,157	22,642	186,443	2,281	21,027	8,515	71,536
Class A	35,654	339,592	17,046	140,366	13,814	127,507	5,211	44,210
Class B	0	0	0	0	207	1,847	17	140
Class C	11,447	104,845	4,705	37,216	7,694	69,758	1,531	12,481
Class R	0	0	0	0	434	4,096	565	4,820
Issued as reinvestment of distributions
Institutional Class	3,888	37,467	2,230	17,902	6,030	58,053	10,375	88,207
Class P	1,290	12,389	212	1,714	205	1,977	32	278
Administrative Class	0	0	0	0	80	742	48	395
Class D	4,831	45,834	1,114	8,844	266	2,426	594	4,786
Class A	4,880	46,581	826	6,570	2,321	21,325	812	6,604
Class B	0	0	0	0	29	255	12	99
Class C	1,621	14,783	256	1,929	1,264	11,264	504	3,948
Class R	0	0	0	0	110	1,034	49	406
Cost of shares redeemed
Institutional Class	(24,710)	(245,651)	(3,920)	(32,349)	(76,387)	(723,206)	(93,756)	(807,771)
Class P	(7,448)	(71,404)	(1,147)	(9,083)	(3,006)	(28,833)	(915)	(7,794)
Administrative Class	0	0	0	0	(213)	(1,979)	(109)	(932)
Class D	(16,253)	(153,778)	(7,466)	(58,284)	(2,615)	(23,997)	(7,440)	(61,494)
Class A	(13,222)	(126,751)	(5,436)	(43,477)	(6,295)	(58,254)	(3,324)	(27,285)
Class B	0	0	0	0	(126)	(1,113)	(193)	(1,532)
Class C	(2,395)	(22,012)	(952)	(7,188)	(2,251)	(20,430)	(1,212)	(9,767)
Class R	0	0	0	0	(439)	(4,194)	(117)	(1,018)
Net increase (decrease) resulting from Fund share transactions	52,130	$482,997	51,546	$427,759	(176)	$1,351	(51,431)	$(440,996)

120	PIMCO STOCKSPLUS® FUNDS

March 31, 2014

PIMCO StocksPLUS® Absolute Return Fund				PIMCO StocksPLUS® AR Short Strategy Fund (3)
Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

6,916	$71,625	20,165	$185,246	648,857	$2,111,598	1,409,034	$5,099,627
11,560	119,445	7,738	71,163	18,851	57,137	36,015	134,648
0	0	0	0	0	0	0	0
14,920	152,301	48,565	436,962	20,709	60,843	22,069	79,308
20,608	212,580	15,864	146,076	35,559	105,366	47,018	166,631
209	2,105	28	241	0	0	0	0
13,471	133,822	5,818	51,675	6,188	17,369	4,914	17,373
0	0	0	0	0	0	0	0

3,340	33,558	1,959	17,457	44,806	127,278	12,857	46,658
1,237	12,346	210	1,866	390	1,118	254	943
0	0	0	0	0	0	0	0
4,195	41,381	2,561	22,559	361	991	166	603
3,988	39,790	776	6,889	444	1,225	225	826
25	238	6	47	0	0	0	0
2,091	19,928	237	2,025	106	280	27	99
0	0	0	0	0	0	0	0

(22,278)	(232,109)	(8,189)	(77,023)	(573,428)	(1,608,145)	(35,872)	(133,224)
(10,066)	(102,736)	(1,696)	(15,552)	(26,971)	(80,131)	(22,075)	(80,455)
0	0	0	0	0	0	0	0
(24,196)	(244,214)	(27,967)	(256,463)	(24,423)	(71,364)	(18,729)	(67,192)
(11,472)	(117,841)	(4,420)	(39,478)	(54,195)	(159,651)	(44,235)	(160,524)
(134)	(1,336)	(170)	(1,462)	0	0	0	0
(4,185)	(41,006)	(1,119)	(9,716)	(6,087)	(16,879)	(4,268)	(14,962)
0	0	0	0	0	0	0	0
10,229	$99,877	60,366	$542,512	91,167	$547,035	1,407,400	$5,090,359

ANNUAL REPORT	MARCH 31, 2014	121

Notes to Financial Statements (Cont.)

	PIMCO StocksPLUS® Long Duration Fund (4)
	Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	23,372	$204,049	39,250	$342,998
Issued as reinvestment of distributions
Institutional Class	26,747	185,020	12,942	108,303
Cost of shares redeemed
Institutional Class	(73,092)	(620,788)	(16,336)	(143,327)
Net increase (decrease) resulting from Fund share transactions	(22,973)	$(231,719)	35,856	$307,974

(1)

As of March 31, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 87% of the Fund. One shareholder is a related party of the Fund and comprises 12% of the Fund.*

(2)	As of March 31, 2014, two shareholder owned 10% or more of the total Fund’s outstanding shares comprising 28% of the Fund, and each of the two shareholders are related parties of the Fund.*
(3)	As of March 31, 2014, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 94% of the Fund, and the shareholder is a related party of the Fund.*
(4)	As of March 31, 2014, three shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 56% of the Fund.
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	$45,661	$2,531	$66,111	$(4,648)	$0	$0	$0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	55,708	0	17,407	(1,524)	(2,518)	0	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0	17,309	157,917	(4,743)	(128,258)	0	0
PIMCO StocksPLUS® Fund	1,751	165,128	9,612	(1,355)	(209,003)	0	0
PIMCO StocksPLUS® Absolute Return Fund	1,599	137,055	6,747	(5,344)	(28,229)	0	0
PIMCO StocksPLUS® AR Short Strategy Fund	24,913	0	(575,228)	(26,251)	(2,071,900)	0	0
PIMCO StocksPLUS® Long Duration Fund	14,722	14,746	23,044	(115)	0	0	0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, and Lehman securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through March 31, 2014 which the Funds elected to defer to the following taxable year pursuant to federal income tax regulations.
(5)

Specified losses realized during the period November 1, 2013 through March 31, 2014 and Ordinary losses realized during the period January 1, 2014 through March 31, 2014, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

122	PIMCO STOCKSPLUS® FUNDS

March 31, 2014

As of March 31, 2014, the Funds had accumulated capital losses expiring in the following years (amounts in thousands) . The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands)
	03/31/2014	03/31/2015	03/31/2016	03/31/2017	03/31/2018	03/31/2019
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	$0	$0	$0	$0	$0	$0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	0	0	0	0	0	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund*	0	0	0	69,159	59,099	0
PIMCO StocksPLUS® Fund*	0	0	0	197,944	11,059	0
PIMCO StocksPLUS® Absolute Return Fund	0	0	0	16,067	12,162	0
PIMCO StocksPLUS® AR Short Strategy Fund*	0	0	0	0	78,424	183,598
PIMCO StocksPLUS® Long Duration Fund	0	0	0	0	0	0

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2014, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	$0	$0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	2,518	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0	0
PIMCO StocksPLUS® Fund*	0	0
PIMCO StocksPLUS® Absolute Return Fund*	0	0
PIMCO StocksPLUS® AR Short Strategy Fund	776,316	1,033,562
PIMCO StocksPLUS® Long Duration Fund	0	0

*	Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	$1,411,937	$16,330	$(5,581)	$10,749
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	718,569	8,666	(4,150)	4,516
PIMCO Small Cap StocksPLUS® AR Strategy Fund	1,434,075	14,946	(2,956)	11,990
PIMCO StocksPLUS® Fund	1,102,297	8,516	(3,150)	5,366
PIMCO StocksPLUS® Absolute Return Fund	1,210,092	14,355	(7,737)	6,618
PIMCO StocksPLUS® AR Short Strategy Fund	5,961,113	91,865	(24,253)	67,612
PIMCO StocksPLUS® Long Duration Fund	545,096	31,240	(8,594)	22,646

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities (TIPS), and sales/buyback transactions.

ANNUAL REPORT	MARCH 31, 2014	123

Notes to Financial Statements (Cont.)

March 31, 2014

For the fiscal years ended March 31, 2014 and March 31, 2013, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2014			March 31, 2013
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	$163,671	$5,277	$0	$87,426	$619	$0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	37,784	0	0	24,150	2,101	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	83,995	79,866	0	37,804	0	0
PIMCO StocksPLUS® Fund	52,582	49,655	0	49,629	57,183	0
PIMCO StocksPLUS® Absolute Return Fund	55,577	101,933	0	51,992	1,071	0
PIMCO StocksPLUS® AR Short Strategy Fund	130,993	0	0	49,330	0	0
PIMCO StocksPLUS® Long Duration Fund	93,501	93,656	0	57,647	50,662	0

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

124	PIMCO STOCKSPLUS® FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged), PIMCO International StocksPLUS® AR Strategy Fund (Unhedged), PIMCO Small Cap StocksPLUS® AR Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® AR Short Strategy Fund, PIMCO StocksPLUS® Fund and PIMCO StocksPLUS® Long Duration Fund (seven series of PIMCO Funds, hereinafter referred to as the “Funds”) at March 31, 2014, the results of each of their operations and the changes in each of their net assets and the financial highlights of the Funds for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2014

ANNUAL REPORT	MARCH 31, 2014	125

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	RBC	Royal Bank of Canada
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
BOS	Banc of America Securities LLC	GRE	RBS Securities, Inc.	SAL	Citigroup Global Markets, Inc.
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	SCX	Standard Chartered Bank
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SOG	Societe Generale
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
DEU	Deutsche Bank Securities, Inc.	JPS	JPMorgan Securities, Inc.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
BRL	Brazilian Real	HKD	Hong Kong Dollar	SEK	Swedish Krona
CAD	Canadian Dollar	ILS	Israeli Shekel	SGD	Singapore Dollar
CHF	Swiss Franc	JPY	Japanese Yen	USD (or $)	United States Dollar
DKK	Danish Krone	MXN	Mexican Peso
EUR	Euro	NOK	Norwegian Krone

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	CME	Chicago Mercantile Exchange	OTC	Over the Counter
CBOT	Chicago Board of Trade

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index	EAFE	Europe, Australasia, and Far East Stock Index
CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MCDX	Municipal Bond Credit Derivative Index

Municipal Bond or Agency Abbreviations:
FGIC	Financial Guaranty Insurance Co.	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
AID	Agency International Development	CDO	Collateralized Debt Obligation	MBS	Mortgage-Backed Security
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	NCUA	National Credit Union Administration
BBR	Bank Bill Rate	FDIC	Federal Deposit Insurance Corp.	OIS	Overnight Index Swap
BBSW	Bank Bill Swap Reference Rate	JSC	Joint Stock Company	TIIE	Tasa de Interés Interbancaria de Equilibrio

126	PIMCO STOCKSPLUS® FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2014) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of each Funds’ fiscal 2013 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2014 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	0.00%	0.00%	20,368	23,672
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	0.00%	0.00%	8,255	2,034
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0.37%	0.37%	17,920	12,142
PIMCO StocksPLUS® Fund	0.44%	0.44%	11,261	10,245
PIMCO StocksPLUS® Absolute Return Fund	0.97%	0.97%	16,706	29,570
PIMCO StocksPLUS® AR Short Strategy Fund	2.62%	2.62%	110,549	0
PIMCO StocksPLUS® Long Duration Fund	0.00%	0.00%	20,647	51,501

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2014, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2014.

ANNUAL REPORT	MARCH 31, 2014	127

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	02/1992 to Present	Managing Director and member of Executive Committee, PIMCO.	171	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	171	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	04/1987 to 02/1993 and 02/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	07/1993 to 02/1995 and 08/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

128	PIMCO STOCKSPLUS® FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	04/1987 to Present	Managing Director and Chief Investment Officer, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	MARCH 31, 2014	129

Privacy Policy

(Unaudited)

The Funds1,2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any investment fund managed by the Adviser in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

130	PIMCO STOCKSPLUS® FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF3008AR_033114

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2014

Tax-Efficient Strategy Funds

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO High Yield Municipal Bond Fund

PIMCO Municipal Bond Fund

PIMCO National Intermediate Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO Short Duration Municipal Income Fund

PIMCO Tax Managed Real Return Fund

PIMCO Unconstrained Tax Managed Bond Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		16
Benchmark Descriptions		18
Financial Highlights		20
Statements of Assets and Liabilities		32
Statements of Operations		36
Statements of Changes in Net Assets		38
Notes to Financial Statements		92
Report of Independent Registered Public Accounting Firm		114
Glossary		115
Federal Income Tax Information		116
Management of the Trust		117
Privacy Policy		119

Fund	Fund Summary	Schedule of Investments

PIMCO California Intermediate Municipal Bond Fund	6	41
PIMCO California Municipal Bond Fund	7	44
PIMCO California Short Duration Municipal Income Fund	8	47
PIMCO High Yield Municipal Bond Fund	9	50
PIMCO Municipal Bond Fund	10	56
PIMCO National Intermediate Municipal Bond Fund	11	62
PIMCO New York Municipal Bond Fund	12	66
PIMCO Short Duration Municipal Income Fund	13	69
PIMCO Tax Managed Real Return Fund	14	73
PIMCO Unconstrained Tax Managed Bond Fund	15	78

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the past twelve months, investors faced periods of heightened market volatility brought on by uncertainty around monetary and fiscal policy, geopolitical issues in the Middle East and Ukraine, and growing concern over China’s economic health.

Beginning in mid-May 2013 conditions in financial markets deteriorated as investors reacted to signals by the Federal Reserve (“Fed”) that it might begin to slow the pace of its quantitative easing (“QE”) asset purchase program. The shift in tone fueled a broad-based sell-off within fixed income assets throughout most of the summer, reducing market liquidity and pushing yields higher across the risk spectrum.

In September 2013, then-Fed Chairman Ben Bernanke clarified the central bank’s commitment to maintain its asset purchases of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero to 25 basis point range. The Fed also announced its intent to delay any tapering until more convincing indicators of economic growth become apparent, and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore moving higher) and a rally across most equity markets.

By October 2013, investors were once again kept on edge due to the partial shutdown of the U.S. government that began during the first week of October, and the debt ceiling negotiations between the White House and Congress. Investors were relieved by the last-minute deal announced on October 17 to reopen the U.S. government and raise the debt ceiling. Towards the latter part of December 2013, the Fed announced that beginning in January it would gradually exit its bond-buying program. While the markets had had months to prepare for the announcement, equities and prices on other risk assets surged while bond yields drifted higher.

More recently in March 2014, Janet Yellen, making her first official statement since becoming Fed Chair the month before, alluded to the possibility of earlier-than-expected hikes in the Federal Funds Rate. Her comments caused a spike in short-term yields, contributing to bond market volatility and a steepening yield curve.

Overseas, European economies continued to stabilize, but concerns rose in Asia, especially over China’s economic health. In addition to weaker economic data, China experienced its first-ever corporate default, exposing cracks in the country’s vast and overleveraged shadow banking system. Weaker economic data in Japan weighed on Japanese equity markets, while geopolitical concerns in Ukraine over Russia’s annexation of Crimea also caused investor jitters.

Highlights of our twelve-month reporting period include:

■

U.S. Treasuries posted negative returns, as measured by the Barclays U.S. Treasury Index, which declined 1.26%. Concerns over declining global liquidity, economic weakness in China, and uncertainty surrounding Ukraine contributed to demand for safe-haven assets during the latter part of the period. U.S. Treasuries also gave back some price gains in March 2014 as markets reacted to comments made by Fed Chair Janet Yellen regarding the timing of future Federal Funds Rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.72% at the end of the reporting period, compared with 1.85% on March 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted a negative return of 6.49%, as represented by the Barclays U.S. TIPS Index, and underperformed nominal U.S. Treasuries as breakeven inflation levels generally narrowed. Although inflation is expected to move higher as the U.S. economy improves, core inflation still remains exceptionally low by historical standards. Shorter-maturity U.S. TIPS lagged the broader TIPS market late in the reporting period as the positive effects from the commodity rally in the first quarter of 2014 was partially offset by financial markets pricing in a faster-than-expected pace of Fed tapering. Diversified commodities posted negative returns for the overall reporting period, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 2.10%.

■

Agency mortgage-backed securities (“MBS”) posted positive returns for the reporting period and outperformed like-duration U.S. Treasuries. However, the Fed’s tapering of Agency MBS during the first quarter of 2014 and the rise in interest rates during the summer of 2013 negatively impacted lower coupon 30-year MBS, with these

2	PIMCO TAX-EFFICIENT STRATEGY FUNDS

securities underperforming like-duration U.S. Treasuries. At the current pace of quantitative easing, the Federal Reserve has outlined plans to conduct $25 billion in net MBS purchases in April versus $40 billion per month in 2013. Non-Agency MBS performance was strong as the sector continued to benefit from improving housing fundamentals and limited outstanding supply.

■

The U.S. investment grade credit market returned 1.02%, as measured by the Barclays U.S. Credit Index. Spreads narrowed to the lowest level since mid-2007, amid improving global growth fundamentals. The high yield sector posted positive returns, benefiting from an idyllic mix of robust inflows and light new supply during the reporting period. Bank loans also posted relatively healthy returns as investor demand for less interest rate sensitive assets remained strong.

■

Tax-exempt municipal bonds returned 0.39%, as represented by the Barclays Municipal Bond Index. Municipal bond market returns were driven by coupon income as municipal yields moved higher with U.S. Treasury rates. Municipal market demand exhibited weakness throughout the last three quarters of 2013, as municipal mutual funds recorded over $63 billion of outflows. This was somewhat mitigated by low supply conditions, as primary new issue supply declined year-over-year, driven by a deterioration of refunding volume in the higher interest rate environment. Taxable municipal bonds, as represented by the Barclays Municipal Taxable Index, declined 1.17% over the reporting period.

■

Emerging markets (“EM”) external debt outperformed U.S. Treasuries during the reporting period as carry mitigated moderate spread widening and rising U.S. Treasury yields. EM local debt, however, underperformed U.S. Treasuries due to weaker EM currencies and a rise in yields which weighed on returns for EM local assets.

■

U.S. equities returned 21.86%, as measured by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 19.07%. The rally in developed market equities was encouraged by increased risk taking among investors in their search for higher-returning assets, and signs of continuing economic growth in the U.S. and Europe. However, emerging market equities, as measured by the MSCI Emerging Markets Index, declined 1.43% as investors generally shunned EM equities in favor of their developed market counterparts.

On the following pages of this PIMCO Funds Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected performance over the twelve-month reporting period ended March 31, 2014.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds May 21, 2014

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2014	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, issuer non-diversification risk, leveraging risk, California state-specific risk, New York state-specific risk, municipal project-specific risk, management risk, operational risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

Income from the PIMCO Unconstrained Tax Managed Bond Fund and the PIMCO Tax Managed Real Return Fund may be subject to Federal and state income taxes.

Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

4	PIMCO TAX-EFFICIENT STRATEGY FUNDS

The geographical classification of foreign securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. However, the Average Annual Total Return table for the PIMCO Unconstrained Tax Managed Bond Fund and the PIMCO Tax Managed Real Return Fund each disclose returns after taxes on Fund distributions. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at the end of the fifth year (or sixth year for certain Funds). As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B and Class C shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C
PIMCO California Intermediate Municipal Bond Fund	08/31/99	08/31/99	04/30/08	—	01/31/00	10/19/99	—	08/31/09
PIMCO California Municipal Bond Fund	05/31/12	05/31/12	05/31/12	—	05/31/12	05/31/12	—	05/31/12
PIMCO California Short Duration Municipal Income Fund	08/31/06	08/31/06	05/30/08	—	08/31/06	08/31/06	—	08/31/09
PIMCO High Yield Municipal Bond Fund	07/31/06	07/31/06	04/30/08	—	07/31/06	07/31/06	—	12/29/06
PIMCO Municipal Bond Fund	12/31/97	12/31/97	04/30/08	09/30/98	04/08/98	04/01/98	04/01/98	04/01/98
PIMCO National Intermediate Municipal Bond Fund	05/31/12	05/31/12	05/31/12	—	05/31/12	05/31/12	—	05/31/12
PIMCO New York Municipal Bond Fund	08/31/99	08/31/99	11/19/10	—	01/31/00	10/19/99	—	08/31/09
PIMCO Short Duration Municipal Income Fund	08/31/99	08/31/99	04/30/08	10/22/02	01/31/00	03/28/02	—	03/28/02
PIMCO Tax Managed Real Return Fund	10/30/09	10/30/09	10/30/09	—	10/30/09	10/30/09	—	10/30/09
PIMCO Unconstrained Tax Managed Bond Fund	01/30/09	01/30/09	09/10/09	—	01/30/09	01/30/09	—	01/30/09

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, and Class C shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, and Class C shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2014	5

PIMCO California Intermediate Municipal Bond Fund

Institutional Class - PCIMX	Class A - PCMBX
Class P - PCIPX	Class C - PCFCX
Class D - PCIDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

California	96.2%
Short-Term Instruments	3.7%
New Jersey	0.1%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO California Intermediate Municipal Bond Fund Institutional Class	0.25%	5.44%	3.18%	4.06%
PIMCO California Intermediate Municipal Bond Fund Class P	0.15%	5.34%	3.09%	3.97%
PIMCO California Intermediate Municipal Bond Fund Class D	-0.08%	5.10%	2.83%	3.70%
PIMCO California Intermediate Municipal Bond Fund Class A	-0.08%	5.10%	2.82%	3.69%
PIMCO California Intermediate Municipal Bond Fund Class A (adjusted)	-3.83%	4.46%	2.51%	3.47%
PIMCO California Intermediate Municipal Bond Fund Class C	-0.83%	4.31%	2.08%	2.96%
PIMCO California Intermediate Municipal Bond Fund Class C (adjusted)	-1.81%	4.31%	2.08%	2.96%
Barclays California Intermediate Municipal Bond Index	1.69%	5.81%	4.70%	5.27%
Lipper California Intermediate Municipal Debt Funds Average	0.38%	4.62%	3.38%	4.32%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.445% for the Institutional Class shares, 0.545% for Class P shares, 0.775% for Class D shares, 0.775% for Class A shares, and 1.525% for Class C shares.

Portfolio Insights

»

The PIMCO California Intermediate Municipal Bond Fund seeks high current income exempt from federal and California income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax.

»

The Fund’s average effective duration (or sensitivity to changes in market interest rates) was managed below its benchmark index over the majority of the reporting period, which contributed to performance as municipal bond yields moved higher across the yield curve.

»	An overweight to revenue-backed municipal bonds detracted from performance as the segment underperformed the general municipal bond market during the reporting period.

»	An overweight to the water and sewer utility sector detracted from performance as the segment underperformed the general municipal bond market during the reporting period.

»	An average underweight to the lease-backed sector detracted from performance as the segment outperformed the general municipal bond market throughout the reporting period.

»	An overweight to the industrial revenue sector contributed to performance as the segment outperformed the general municipal bond market during the reporting period.

»	Exposure to the tobacco sector contributed to performance as the segment outperformed the general municipal bond market during the reporting period.

6	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO California Municipal Bond Fund

Institutional Class - PCTIX	Class A - PCTTX
Class P - PCTPX	Class C - PCTGX
Class D - PCTDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

California	87.3%
Short-Term Instruments	12.7%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	Fund Inception (05/31/12)
PIMCO California Municipal Bond Fund Institutional Class	1.16%	2.58%
PIMCO California Municipal Bond Fund Class P	1.06%	2.48%
PIMCO California Municipal Bond Fund Class D	0.81%	2.23%
PIMCO California Municipal Bond Fund Class A	0.81%	2.23%
PIMCO California Municipal Bond Fund Class A (adjusted)	-3.02%	0.12%
PIMCO California Municipal Bond Fund Class C	0.05%	1.49%
PIMCO California Municipal Bond Fund Class C (adjusted)	-0.94%	1.49%
Barclays California Municipal Bond Index	1.63%	3.09%
Lipper California Municipal Debt Funds Average	0.05%	2.50%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.44% for the Institutional Class shares, 0.54% for Class P shares, 0.79% for Class D shares, 0.79% for Class A shares, and 1.54% for Class C shares.

Portfolio Insights

»

The PIMCO California Municipal Bond Fund seeks high current income exempt from federal and California income tax, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax.

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) positioning was generally managed above its benchmark index in the first half of the reporting period and below its benchmark index in the second half of the reporting period, which detracted from performance as yields moved higher in the first half and moved lower in the second half of the reporting period.

»	An underweight to general obligation municipal bonds detracted from performance as the segment outperformed the general municipal bond market during the reporting period.

»	An average overweight to the tobacco sector contributed to performance as the segment outperformed the general municipal bond market during the reporting period.

»	An underweight to healthcare securities throughout the majority of the reporting period detracted from performance as the segment outperformed the general municipal bond market.

»	An overweight to the electric utility sector throughout the majority of the reporting period detracted from performance as the segment underperformed the general municipal bond market.

»	An underweight to the housing sector detracted from performance as the segment outperformed the general municipal bond market during the reporting period.

ANNUAL REPORT	MARCH 31, 2014	7

PIMCO California Short Duration Municipal Income Fund

Institutional Class - PCDIX	Class A - PCDAX
Class P - PCDPX	Class C - PCSCX
Class D - PCDDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

California	96.9%
Short-Term Instruments	2.7%
New York	0.4%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	Fund Inception (08/31/06)
PIMCO California Short Duration Municipal Income Fund Institutional Class	0.34%	1.29%	1.96%
PIMCO California Short Duration Municipal Income Fund Class P	0.24%	1.19%	1.85%
PIMCO California Short Duration Municipal Income Fund Class D	-0.06%	0.88%	1.55%
PIMCO California Short Duration Municipal Income Fund Class A	-0.06%	0.88%	1.54%
PIMCO California Short Duration Municipal Income Fund Class A (adjusted)	-2.31%	0.42%	1.24%
PIMCO California Short Duration Municipal Income Fund Class C	-0.35%	0.54%	1.22%
PIMCO California Short Duration Municipal Income Fund Class C (adjusted)	-1.35%	0.54%	1.22%
Barclays California 1 Year Municipal Bond Index	0.78%	1.41%	2.38%
Lipper California Short/Intermediate Municipal Debt Funds Average	0.46%	3.14%	2.90%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.33% for the Institutional Class shares, 0.43% for Class P shares, 0.73% for Class D shares, 0.73% for Class A shares, and 1.03% for Class C shares.

Portfolio Insights

»

The PIMCO California Short Duration Municipal Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal and California income tax.

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index throughout the reporting period, which detracted from performance as municipal bond yields moved higher across the yield curve.

»	An underweight to general obligation securities detracted from performance as the segment outperformed the general municipal bond market during the reporting period.

»	An overweight to the healthcare sector contributed to performance as the sector outperformed the general municipal bond market during the reporting period.

»	An overweight to the industrial revenue sector contributed to performance as the segment outperformed the general municipal bond market during the reporting period.

»	An overweight to the transportation sector contributed to performance as the segment outperformed the general municipal bond market during the reporting period.

»	An underweight to the tobacco sector throughout the majority of the reporting period detracted from performance as the segment outperformed the general municipal bond market.

8	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO High Yield Municipal Bond Fund

Institutional Class - PHMIX	Class A - PYMAX
Class P - PYMPX	Class C - PYMCX
Class D - PYMDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Short-Term Instruments	16.4%
Texas	13.2%
Ohio	11.8%
California	7.9%
New York	4.9%
Other	45.8%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	Fund Inception (07/31/06)
PIMCO High Yield Municipal Bond Fund Institutional Class	-1.80%	9.76%	2.97%
PIMCO High Yield Municipal Bond Fund Class P	-1.90%	9.65%	2.87%
PIMCO High Yield Municipal Bond Fund Class D	-2.10%	9.47%	2.68%
PIMCO High Yield Municipal Bond Fund Class A	-2.10%	9.47%	2.68%
PIMCO High Yield Municipal Bond Fund Class A (adjusted)	-5.77%	8.46%	2.27%
PIMCO High Yield Municipal Bond Fund Class C	-2.83%	8.65%	1.91%
PIMCO High Yield Municipal Bond Fund Class C (adjusted)	-3.76%	8.65%	1.91%
60% Barclays High Yield Municipal Bond Index/40% Barclays Municipal Bond Index	-0.95%	9.12%	4.53%
Lipper High Yield Municipal Debt Funds Average	-2.00%	9.52%	3.18%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.55% for the Institutional Class shares, 0.65% for Class P shares, 0.85% for Class D shares, 0.85% for Class A shares, and 1.60% for Class C shares.

Portfolio Insights

»

The PIMCO High Yield Municipal Bond Fund seeks high current income exempt from federal income tax, with total return as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax.

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) positioning was generally managed above its benchmark index in the first half of the reporting period and below its benchmark index in the second half of the reporting period, which detracted from performance as yields moved higher in the first half and moved lower in the second half of the reporting period.

»	An underweight to general obligation municipal bonds detracted from performance as the segment outperformed the general municipal bond market during the reporting period.

»	An underweight to the water and sewer utility sector contributed to performance as the segment underperformed the general municipal bond market during the reporting period.

»	An underweight to the electric utility sector throughout the majority of the reporting period contributed to performance as the segment underperformed the general municipal bond market.

»	An underweight to the lease-backed sector detracted from performance as the segment outperformed the general municipal bond market during the reporting period.

»	An underweight to the tobacco sector detracted from performance as the segment outperformed the general municipal bond market during the reporting period.

ANNUAL REPORT	MARCH 31, 2014	9

PIMCO Municipal Bond Fund

Institutional Class - PFMIX	Class A - PMLAX
Class P - PMUPX	Class B - PMLBX
Administrative Class - PMNAX	Class C - PMLCX
Class D - PMBDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

California	15.3%
New York	13.9%
Short-Term Instruments	12.8%
Texas	10.3%
Florida	5.3%
Ohio	5.3%
Other	37.1%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (12/31/97)
PIMCO Municipal Bond Fund Institutional Class	0.28%	7.83%	3.23%	4.08%
PIMCO Municipal Bond Fund Class P	0.18%	7.72%	3.10%	3.95%
PIMCO Municipal Bond Fund Administrative Class	0.03%	7.60%	2.99%	3.83%
PIMCO Municipal Bond Fund Class D	-0.03%	7.50%	2.89%	3.73%
PIMCO Municipal Bond Fund Class A	-0.03%	7.50%	2.89%	3.72%
PIMCO Municipal Bond Fund Class A (adjusted)	-3.78%	6.85%	2.57%	3.53%
PIMCO Municipal Bond Fund Class B	-0.77%	6.70%	2.35%	3.39%
PIMCO Municipal Bond Fund Class B (adjusted)	-5.62%	6.38%	2.35%	3.39%
PIMCO Municipal Bond Fund Class C	-0.52%	6.96%	2.38%	3.21%
PIMCO Municipal Bond Fund Class C (adjusted)	-1.49%	6.96%	2.38%	3.21%
Barclays Municipal 20 Year Index (17-22 Year)	0.14%	7.35%	5.15%	5.61%
Lipper General & Insured Municipal Debt Funds Average	-0.73%	6.36%	3.70%	4.16%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares, 5.00% CDSC on Class B one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.44% for the Institutional Class shares, 0.54% for Class P shares, 0.69% for Administrative Class shares, 0.75% for Class D shares, 0.75% for Class A shares, 1.50% for Class B shares, and 1.25% for Class C shares.

Portfolio Insights

»

The PIMCO Municipal Bond Fund seeks high current income exempt from federal income tax, consistent with preservation of capital, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax.

»

The Fund’s average effective duration (or sensitivity to changes in market interest rates) was managed below its benchmark index, which contributed to performance as municipal bond yields moved higher over the reporting period.

»	An underweight to the water and sewer utility sector contributed to performance as the segment underperformed the general municipal bond market during the reporting period.

»	An average underweight to the electric utility sector contributed to performance as the segment underperformed the general municipal bond market during the reporting period.

»	Security selection within the healthcare sector detracted from performance as prices on these securities generally declined during the reporting period.

»	An underweight to the resource recovery sector throughout the majority of the reporting period detracted from performance as the segment outperformed the general municipal bond market.

10	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO National Intermediate Municipal Bond Fund

Institutional Class - PMNIX	Class A - PMNTX
Class P - PMNPX	Class C - PMNNX
Class D - PMNDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Short-Term Instruments	18.7%
Texas	14.4%
New York	11.1%
Ohio	5.9%
Pennsylvania	5.8%
Virginia	5.6%
Other	38.5%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	Fund Inception (05/31/12)
PIMCO National Intermediate Municipal Bond Fund Institutional Class	0.40%	2.46%
PIMCO National Intermediate Municipal Bond Fund Class P	0.30%	2.35%
PIMCO National Intermediate Municipal Bond Fund Class D	0.05%	2.11%
PIMCO National Intermediate Municipal Bond Fund Class A	0.05%	2.11%
PIMCO National Intermediate Municipal Bond Fund Class A (adjusted)	-3.70%	0.00%
PIMCO National Intermediate Municipal Bond Fund Class C	-0.45%	1.62%
PIMCO National Intermediate Municipal Bond Fund Class C (adjusted)	-1.44%	1.62%
Barclays Municipal Bond 1-20 Year Blend (1-22) Index	0.73%	1.92%
Lipper General & Insured Municipal Debt Funds Average	-0.73%	1.77%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.45% for the Institutional Class shares, 0.55% for Class P shares, 0.80% for Class D shares, 0.80% for Class A shares, and 1.30% for Class C shares.

Portfolio Insights

»

The PIMCO National Intermediate Municipal Bond Fund seeks maximum tax exempt income, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) positioning was generally managed above its benchmark index in the first half of the reporting period and below its benchmark index in the second half of the reporting period, which detracted from performance as yields moved higher in the first half and moved lower in the second half of the reporting period.

»	An overweight to revenue-backed municipal bonds detracted from performance as the segment underperformed the general municipal bond market during the reporting period.

»	An underweight to the healthcare sector detracted from performance as the segment outperformed the general municipal bond market during the reporting period.

»	An underweight to the transportation sector detracted from performance as the segment outperformed the general municipal bond market during the reporting period.

»	An overweight to education sector contributed to performance as the segment outperformed the general municipal bond market during the period.

»

Positioning within the industrial revenue sector contributed to performance as the segment underperformed in the first half of the reporting period when the portfolio was underweight the segment, and outperformed in the second half of the reporting period when the portfolio was overweight the segment.

ANNUAL REPORT	MARCH 31, 2014	11

PIMCO New York Municipal Bond Fund

Institutional Class - PNYIX	Class A - PNYAX
Class P - PNYPX	Class C - PBFCX
Class D - PNYDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

New York	95.4%
Short-Term Instruments	4.5%
California	0.1%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO New York Municipal Bond Fund Institutional Class	0.25%	5.42%	3.91%	5.09%
PIMCO New York Municipal Bond Fund Class P	0.15%	5.32%	3.81%	4.99%
PIMCO New York Municipal Bond Fund Class D	-0.08%	5.07%	3.55%	4.72%
PIMCO New York Municipal Bond Fund Class A	-0.08%	5.07%	3.55%	4.71%
PIMCO New York Municipal Bond Fund Class A (adjusted)	-3.82%	4.44%	3.24%	4.49%
PIMCO New York Municipal Bond Fund Class C	-0.82%	4.29%	2.80%	3.97%
PIMCO New York Municipal Bond Fund Class C (adjusted)	-1.79%	4.29%	2.80%	3.97%
Barclays 20 Year (17-22 Year) New York Municipal Bond Index	0.65%	6.34%	5.01%	5.94%
Barclays New York Insured Municipal Bond Index*	2.44%	5.30%	4.31%	5.33%
Lipper New York Municipal Debt Funds Average	-1.82%	5.92%	3.59%	4.39%

All Fund returns are net of fees and expenses.

* Prior to October 1, 2013, the Fund’s primary benchmark was the Barclays New York Insured Municipal Bond Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.445% for the Institutional Class shares, 0.545% for Class P shares, 0.775% for Class D shares, 0.775% for Class A shares, and 1.525% for Class C shares.

Portfolio Insights

»

The PIMCO New York Municipal Bond Fund seeks high current income exempt from federal and New York income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax.

»

The Fund’s average effective duration (or sensitivity to changes in market interest rates) was generally managed below its benchmark index over the reporting period, which contributed to performance as municipal bond yields moved higher during the reporting period.

»	An underweight to the special tax sector throughout the majority of the reporting period contributed to performance as the segment underperformed the general municipal bond market.

»	An underweight to the water and sewer utility sector contributed to performance as the segment underperformed the general municipal bond market during the reporting period.

»	An underweight to the housing sector throughout the majority of the reporting period detracted from performance as the segment outperformed the general municipal bond market.

»	An underweight to the transportation sector throughout the majority of the reporting period detracted from performance as the segment outperformed the general municipal bond market.

»	An underweight to the tobacco sector throughout the majority of the reporting period detracted from performance as the segment outperformed the general municipal bond market.

12	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO Short Duration Municipal Income Fund

Institutional Class - PSDIX	Class D - PSDDX
Class P - PSDPX	Class A - PSDAX
Administrative Class - PSDMX	Class C - PSDCX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

California	16.3%
New York	12.5%
Texas	9.2%
Georgia	6.8%
Short-Term Instruments	6.0%
Ohio	5.7%
Pennsylvania	5.1%
Other	38.4%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO Short Duration Municipal Income Fund Institutional Class	0.52%	2.08%	0.63%	1.62%
PIMCO Short Duration Municipal Income Fund Class P	0.42%	1.98%	0.52%	1.50%
PIMCO Short Duration Municipal Income Fund Administrative Class	0.37%	1.90%	0.43%	1.40%
PIMCO Short Duration Municipal Income Fund Class D	0.12%	1.67%	0.24%	1.22%
PIMCO Short Duration Municipal Income Fund Class A	0.12%	1.67%	0.24%	1.21%
PIMCO Short Duration Municipal Income Fund Class A (adjusted)	-2.18%	1.21%	0.01%	1.05%
PIMCO Short Duration Municipal Income Fund Class C	-0.16%	1.37%	-0.06%	0.83%
PIMCO Short Duration Municipal Income Fund Class C (adjusted)	-1.15%	1.37%	-0.06%	0.83%
Barclays 1 Year Municipal Bond Index	0.76%	1.34%	2.21%	2.76%
Lipper Short Municipal Debt Funds Average	0.21%	1.91%	1.99%	2.76%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.33% for the Institutional Class shares, 0.43% for Class P shares, 0.58% for Administrative Class shares, 0.73% for Class D shares, 0.73% for Class A shares, and 1.03% for Class C shares.

Portfolio Insights

»

The PIMCO Short Duration Municipal Income Fund seeks high current income exempt from federal income tax, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax.

»

The Fund’s average effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index over the reporting period, which detracted from performance as municipal bond yields moved higher during the reporting period.

»	An underweight to general obligation municipal bonds detracted from performance as the segment outperformed the general municipal bond market during the reporting period.

»	An overweight to the industrial revenue sector contributed to performance as the segment outperformed the general municipal bond market during the reporting period.

»	An overweight to the healthcare sector contributed to performance as the segment outperformed the general municipal bond market during the reporting period.

»	An overweight to the transportation sector contributed to performance as the segment outperformed the general municipal bond market during the reporting period.

»	An underweight to the housing sector throughout the majority of the reporting period detracted from performance as the segment outperformed the general municipal bond market.

ANNUAL REPORT	MARCH 31, 2014	13

PIMCO Tax Managed Real Return Fund

Institutional Class - PTMIX	Class A - PTXAX
Class P - PTMPX	Class C - PXMCX
Class D - PXMDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Municipal Bonds & Notes	93.7%
Short-Term Instruments	6.3%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	Fund Inception (10/30/09)
PIMCO Tax Managed Real Return Fund Institutional Class	-3.34%	2.97%
PIMCO Tax Managed Real Return Fund Institutional Class Shares After Taxes on Distributions	-3.48%	2.85%
PIMCO Tax Managed Real Return Fund Institutional Class Shares After Taxes on Distributions and Sale of Fund Shares	-1.09%	2.69%
PIMCO Tax Managed Real Return Fund Class P	-3.44%	2.87%
PIMCO Tax Managed Real Return Fund Class P Shares After Taxes on Distributions	-3.58%	2.75%
PIMCO Tax Managed Real Return Fund Class P Shares After Taxes on Distributions and Sale of Fund Shares	-1.19%	2.59%
PIMCO Tax Managed Real Return Fund Class D	-3.73%	2.56%
PIMCO Tax Managed Real Return Fund Class D Shares After Taxes on Distributions	-3.86%	2.45%
PIMCO Tax Managed Real Return Fund Class D Shares After Taxes on Distributions and Sale of Fund Shares	-1.48%	2.28%
PIMCO Tax Managed Real Return Fund Class A	-3.73%	2.56%
PIMCO Tax Managed Real Return Fund Class A (adjusted)	-7.37%	1.67%
PIMCO Tax Managed Real Return Fund Class A (w/Sales Charge and After Taxes on Distributions)	-7.49%	1.56%
PIMCO Tax Managed Real Return Fund Class A (w/Sales Charge and After Taxes on Distributions and Sale of Fund Shares)	-3.56%	1.59%
PIMCO Tax Managed Real Return Fund Class C	-4.21%	2.05%
PIMCO Tax Managed Real Return Fund Class C (adjusted)	-5.15%	2.05%
PIMCO Tax Managed Real Return Fund Class C (w/Sales Charge and After Taxes on Distributions)	-5.28%	1.94%
PIMCO Tax Managed Real Return Fund Class C (w/Sales Charge and After Taxes on Distributions and Sale of Fund Shares)	-2.49%	1.77%
Barclays Municipal Bond 1-10 Year Blend (1-12) Index	0.78%	3.78%
Lipper Intermediate Municipal Debt Funds Average	-0.38%	3.88%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.45% for the Institutional Class shares, 0.55% for Class P shares, 0.85% for Class D shares, 0.85% for Class A shares, and 1.35% for Class C shares.

Portfolio Insights

»

The PIMCO Tax Managed Real Return Fund seeks to provide after-tax inflation-protected return, consistent with prudent investment management, by investing under normal circumstances at least 50% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax, with the remainder of the Fund’s assets invested in inflation-indexed bonds of varying maturities issued by the U.S. government, its agencies or instrumentalities, such as Treasury Inflation-Protected Securities, and other types of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, such as CPI swaps. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

The Fund’s average effective duration (or sensitivity to changes in market interest rates) was managed below its benchmark index over the reporting period, which contributed to performance as municipal bond yields moved higher during the reporting period.

»	An overweight to revenue-backed municipal bonds detracted from performance as the segment underperformed the general municipal bond market during the reporting period.

»	The inflation derivatives within the Fund detracted from performance as breakeven inflation levels narrowed across the yield curve.

»	An underweight to the transportation sector detracted from performance as the segment outperformed the general municipal bond market during the reporting period.

»	An overweight to the water and sewer utility sector detracted from performance as the segment underperformed the general municipal bond market during the reporting period.

»

An overweight to the industrial revenue sector throughout the majority of the reporting period contributed to performance as the segment outperformed the general municipal bond market during this period.

»	An underweight to the housing sector detracted from performance as the segment outperformed the general municipal bond market during the reporting period.

14	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO Unconstrained Tax Managed Bond Fund

Institutional Class - PUTIX	Class A - ATMAX
Class P - PUTPX	Class C - ATMCX
Class D - ATMDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Municipal Bonds & Notes	70.6%
Asset-Backed Securities	7.8%
Sovereign Issues	5.9%
Corporate Bonds & Notes	5.3%
Short-Term Instruments	2.9%
Other	7.5%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	Fund Inception (01/30/09)
PIMCO Unconstrained Tax Managed Bond Fund Institutional Class	-0.83%	3.53%	3.01%
PIMCO Unconstrained Tax Managed Bond Fund Institutional Class Shares After Taxes on Distributions	-1.01%	3.10%	2.58%
PIMCO Unconstrained Tax Managed Bond Fund Institutional Class Shares After Taxes on Distributions and Sale of Fund Shares	-0.17%	2.72%	2.31%
PIMCO Unconstrained Tax Managed Bond Fund Class P	-0.93%	3.43%	2.91%
PIMCO Unconstrained Tax Managed Bond Fund Class P Shares After Taxes on Distributions	-1.09%	3.02%	2.50%
PIMCO Unconstrained Tax Managed Bond Fund Class P Shares After Taxes on Distributions and Sale of Fund Shares	-0.25%	2.64%	2.23%
PIMCO Unconstrained Tax Managed Bond Fund Class D	-1.23%	3.12%	2.60%
PIMCO Unconstrained Tax Managed Bond Fund Class D Shares After Taxes on Distributions	-1.34%	2.79%	2.27%
PIMCO Unconstrained Tax Managed Bond Fund Class D Shares After Taxes on Distributions and Sale of Fund Shares	-0.50%	2.40%	1.99%
PIMCO Unconstrained Tax Managed Bond Fund Class A	-1.23%	3.12%	2.60%
PIMCO Unconstrained Tax Managed Bond Fund Class A (adjusted)	-4.91%	2.34%	1.84%
PIMCO Unconstrained Tax Managed Bond Fund Class A (w/Sales Charge and After Taxes on Distributions)	-5.02%	2.01%	1.51%
PIMCO Unconstrained Tax Managed Bond Fund Class A (w/Sales Charge and After Taxes on Distributions and Sale of Fund Shares)	-2.59%	1.79%	1.40%
PIMCO Unconstrained Tax Managed Bond Fund Class C	-1.86%	2.43%	1.92%
PIMCO Unconstrained Tax Managed Bond Fund Class C (adjusted)	-2.84%	2.43%	1.92%
PIMCO Unconstrained Tax Managed Bond Fund Class C (w/Sales Charge and After Taxes on Distributions)	-2.87%	2.25%	1.74%
PIMCO Unconstrained Tax Managed Bond Fund Class C (w/Sales Charge and After Taxes on Distributions and Sale of Fund Shares)	-1.56%	1.86%	1.46%
3 Month USD LIBOR After Tax	0.18%	0.27%	0.29%
Lipper General Bond Funds Average	1.04%	7.54%	7.32%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 01/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.72% for the Institutional Class shares, 0.82% for Class P shares, 1.12% for Class D shares, 1.12% for Class A shares, and 1.87% for Class C shares.

Portfolio Insights

»

The PIMCO Unconstrained Tax Managed Bond Fund seeks maximum long-term after tax return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Positive exposure to U.S. duration (or sensitivity to changes in market interest rates) exposure detracted from performance as U.S. sovereign yields rose during the reporting period.

»	Duration hedging, primarily implemented via swaps in the U.S. and Eurozone, benefited performance as swap rates rose over the reporting period.

»	Short exposure to corporates, driven primarily by buy-protection positions on CDX/iTraxx indexes, detracted from performance as spreads tightened and the index declined.

»

Net long exposure to the securitized sector, including residential mortgage-backed securities (“RMBS”), asset-backed securities “(ABS”), and commercial mortgage-backed securities (“CMBS”), benefited performance as prices on these securities generally rose over the reporting period.

»	Exposure to interest rates in Brazil detracted from performance as Brazilian interest rates rose over the reporting period.

»	Exposure to municipal bonds added to returns as these securities generally posted positive total returns over the reporting period.

»

Currency positions added to performance, driven primarily by the Fund’s short exposure to the Australian dollar and Japanese yen, which experienced negative total returns over the reporting period. Short exposure to the euro for most of the reporting period detracted from performance as the euro appreciated versus the U.S. dollar over this time period.

ANNUAL REPORT	MARCH 31, 2014	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2013 to March 31, 2014 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO California Intermediate Municipal Bond Fund
Institutional Class	$1,000.00	$1,021.00	$2.24	$1,000.00	$1,022.71	$2.24	0.445%
Class P	1,000.00	1,020.50	2.75	1,000.00	1,022.21	2.75	0.545
Class D	1,000.00	1,019.30	3.90	1,000.00	1,021.07	3.91	0.775
Class A	1,000.00	1,019.30	3.90	1,000.00	1,021.07	3.91	0.775
Class C	1,000.00	1,015.50	7.66	1,000.00	1,017.33	7.67	1.525
PIMCO California Municipal Bond Fund
Institutional Class	$1,000.00	$1,039.00	$2.24	$1,000.00	$1,022.74	$2.22	0.44%
Class P	1,000.00	1,038.40	2.74	1,000.00	1,022.24	2.72	0.54
Class D	1,000.00	1,037.10	4.01	1,000.00	1,020.99	3.98	0.79
Class A	1,000.00	1,037.20	4.01	1,000.00	1,020.99	3.98	0.79
Class C	1,000.00	1,033.30	7.81	1,000.00	1,017.25	7.75	1.54
PIMCO California Short Duration Municipal Income Fund
Institutional Class	$1,000.00	$1,003.90	$1.65	$1,000.00	$1,023.29	$1.66	0.33%
Class P	1,000.00	1,003.40	2.15	1,000.00	1,022.79	2.17	0.43
Class D	1,000.00	1,001.90	3.64	1,000.00	1,021.29	3.68	0.73
Class A	1,000.00	1,001.90	3.64	1,000.00	1,021.29	3.68	0.73
Class C	1,000.00	1,000.40	5.09	1,000.00	1,019.85	5.14	1.02

16	PIMCO TAX-EFFICIENT STRATEGY FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO High Yield Municipal Bond Fund
Institutional Class	$1,000.00	$1,050.60	$2.81	$1,000.00	$1,022.19	$2.77	0.55%
Class P	1,000.00	1,050.10	3.32	1,000.00	1,021.69	3.28	0.65
Class D	1,000.00	1,049.10	4.34	1,000.00	1,020.69	4.28	0.85
Class A	1,000.00	1,049.10	4.34	1,000.00	1,020.69	4.28	0.85
Class C	1,000.00	1,045.20	8.16	1,000.00	1,016.95	8.05	1.60
PIMCO Municipal Bond Fund
Institutional Class	$1,000.00	$1,046.90	$2.25	$1,000.00	$1,022.74	$2.22	0.44%
Class P	1,000.00	1,046.30	2.75	1,000.00	1,022.24	2.72	0.54
Administrative Class	1,000.00	1,045.50	3.52	1,000.00	1,021.49	3.48	0.69
Class D	1,000.00	1,045.30	3.82	1,000.00	1,021.19	3.78	0.75
Class A	1,000.00	1,045.30	3.82	1,000.00	1,021.19	3.78	0.75
Class B	1,000.00	1,041.40	7.63	1,000.00	1,017.45	7.54	1.50
Class C	1,000.00	1,042.70	6.37	1,000.00	1,018.70	6.29	1.25
PIMCO National Intermediate Municipal Bond Fund
Institutional Class	$1,000.00	$1,027.80	$2.28	$1,000.00	$1,022.69	$2.27	0.45%
Class P	1,000.00	1,027.30	2.78	1,000.00	1,022.19	2.77	0.55
Class D	1,000.00	1,026.00	4.04	1,000.00	1,020.94	4.03	0.80
Class A	1,000.00	1,026.00	4.04	1,000.00	1,020.94	4.03	0.80
Class C	1,000.00	1,023.50	6.56	1,000.00	1,018.45	6.54	1.30
PIMCO New York Municipal Bond Fund
Institutional Class	$1,000.00	$1,037.60	$2.26	$1,000.00	$1,022.71	$2.24	0.445%
Class P	1,000.00	1,037.10	2.77	1,000.00	1,022.21	2.75	0.545
Class D	1,000.00	1,035.90	3.93	1,000.00	1,021.07	3.91	0.775
Class A	1,000.00	1,035.90	3.93	1,000.00	1,021.07	3.91	0.775
Class C	1,000.00	1,032.10	7.73	1,000.00	1,017.33	7.67	1.525
PIMCO Short Duration Municipal Income Fund
Institutional Class	$1,000.00	$1,007.10	$1.65	$1,000.00	$1,023.29	$1.66	0.33%
Class P	1,000.00	1,006.60	2.15	1,000.00	1,022.79	2.17	0.43
Administrative Class	1,000.00	1,005.60	2.70	1,000.00	1,022.24	2.72	0.54
Class D	1,000.00	1,005.10	3.65	1,000.00	1,021.29	3.68	0.73
Class A	1,000.00	1,005.10	3.65	1,000.00	1,021.29	3.68	0.73
Class C	1,000.00	1,003.80	5.00	1,000.00	1,019.95	5.04	1.00
PIMCO Tax Managed Real Return Fund
Institutional Class	$1,000.00	$1,005.90	$2.25	$1,000.00	$1,022.69	$2.27	0.45%
Class P	1,000.00	1,005.40	2.75	1,000.00	1,022.19	2.77	0.55
Class D	1,000.00	1,003.90	4.25	1,000.00	1,020.69	4.28	0.85
Class A	1,000.00	1,003.90	4.25	1,000.00	1,020.69	4.28	0.85
Class C	1,000.00	1,001.40	6.74	1,000.00	1,018.20	6.79	1.35
PIMCO Unconstrained Tax Managed Bond Fund
Institutional Class	$1,000.00	$1,011.60	$3.51	$1,000.00	$1,021.44	$3.53	0.70%
Class P	1,000.00	1,011.10	4.01	1,000.00	1,020.94	4.03	0.80
Class D	1,000.00	1,009.60	5.51	1,000.00	1,019.45	5.54	1.10
Class A	1,000.00	1,009.60	5.51	1,000.00	1,019.45	5.54	1.10
Class C	1,000.00	1,006.00	9.25	1,000.00	1,015.71	9.30	1.85

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2014	17

Benchmark Descriptions

Index	Description

1 Month LIBOR +5%	The 1 Month LIBOR +5% benchmark is created by adding 5% to the annual return of 1 Month LIBOR. The 1 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (1 month) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

3 Month USD LIBOR After Tax	3 Month USD LIBOR After Tax. LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

60% Barclays High Yield Municipal Bond Index/40% Barclays Municipal Bond Index	60% Barclays High Yield Municipal Bond Index/40% Barclays Municipal Bond Index. The Barclays High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Barclays Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays 1 Year Municipal Bond Index	Barclays 1 Year Municipal Bond Index is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years. It is not possible to invest directly in an unmanaged index.

Barclays 20 Year (17-22 Year) New York Municipal Bond Index	The Barclays 20 Year (17-22 Year) New York Municipal Bond Index is the 20 year (17-22) component of the Barclays New York Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of New York issuers of maturities ranging from 17 to 22 years. It is an unmanaged index representative of the tax-exempt New York municipal bond market. It is not possible to invest directly in an unmanaged index.

Barclays California 1 Year Municipal Bond Index	Barclays California 1 Year Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having a maturity of at least one year and less than two years. It is not possible to invest directly in an unmanaged index.

Barclays California Intermediate Municipal Bond Index	Barclays California Intermediate Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having maturities of at least five years and less than ten years and consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays California Municipal Bond Index	The Barclays California Municipal Bond Index is the California component of the Barclays Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Municipal 20 Year Index (17-22 Year)	Barclays Municipal 20 Year Index (17-22 Year) is the 20 Year (17-22) component of the Municipal Bond index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from 17 to 22 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a maturity ranging from 17 to 22 years. It is not possible to invest directly in an unmanaged index.

Barclays Municipal Bond 1-10 Year Blend (1-12) Index	Barclays Municipal Bond 1-10 Year Blend (1-12) Index consists of a broad selection of investment-grade general obligation bonds and revenue bonds of maturities ranging from one year to 22 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Municipal Bond 1-20 Year Blend (1-22) Index	Barclays Municipal Bond 1-20 Year Blend (1-22) Index is the 1-20 Year Blend (1-22) component of the Barclays Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 22 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

18	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Index	Description

Barclays New York Insured Municipal Bond Index	Barclays New York Insured Municipal Bond Index is an unmanaged index comprised of a broad selection of insured general obligation and revenue bonds of New York issuers with remaining maturities ranging from one year to 30 years. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index (Net Dividends in USD)	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2014	19

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO California Intermediate Municipal Bond Fund
Institutional Class
03/31/2014	$9.86	$0.20	$(0.18)	$0.02	$(0.20)	$0.00	$(0.20)
03/31/2013	9.67	0.27	0.18	0.45	(0.26)	0.00	(0.26)
03/31/2012	9.29	0.32	0.39	0.71	(0.33)	0.00	(0.33)
03/31/2011	9.39	0.36	(0.10)	0.26	(0.36)	0.00	(0.36)
03/31/2010	8.72	0.37	0.67	1.04	(0.37)	0.00	(0.37)
Class P
03/31/2014	9.86	0.20	(0.19)	0.01	(0.19)	0.00	(0.19)
03/31/2013	9.67	0.26	0.18	0.44	(0.25)	0.00	(0.25)
03/31/2012	9.29	0.30	0.40	0.70	(0.32)	0.00	(0.32)
03/31/2011	9.39	0.35	(0.10)	0.25	(0.35)	0.00	(0.35)
03/31/2010	8.72	0.36	0.67	1.03	(0.36)	0.00	(0.36)
Class D
03/31/2014	9.86	0.17	(0.18)	(0.01)	(0.17)	0.00	(0.17)
03/31/2013	9.67	0.24	0.18	0.42	(0.23)	0.00	(0.23)
03/31/2012	9.29	0.28	0.40	0.68	(0.30)	0.00	(0.30)
03/31/2011	9.39	0.33	(0.10)	0.23	(0.33)	0.00	(0.33)
03/31/2010	8.72	0.34	0.67	1.01	(0.34)	0.00	(0.34)
Class A
03/31/2014	9.86	0.17	(0.18)	(0.01)	(0.17)	0.00	(0.17)
03/31/2013	9.67	0.24	0.18	0.42	(0.23)	0.00	(0.23)
03/31/2012	9.29	0.28	0.40	0.68	(0.30)	0.00	(0.30)
03/31/2011	9.39	0.33	(0.10)	0.23	(0.33)	0.00	(0.33)
03/31/2010	8.72	0.34	0.67	1.01	(0.34)	0.00	(0.34)
Class C
03/31/2014	9.86	0.10	(0.18)	(0.08)	(0.10)	0.00	(0.10)
03/31/2013	9.67	0.16	0.18	0.34	(0.15)	0.00	(0.15)
03/31/2012	9.29	0.21	0.40	0.61	(0.23)	0.00	(0.23)
03/31/2011	9.39	0.25	(0.09)	0.16	(0.26)	0.00	(0.26)
08/31/2009 - 03/31/2010	9.15	0.14	0.25	0.39	(0.15)	0.00	(0.15)

PIMCO California Municipal Bond Fund
Institutional Class
03/31/2014	$10.14	$0.23	$(0.12)	$0.11	$(0.22)	$0.00	$(0.22)
05/31/2012 - 03/31/2013	10.00	0.19	0.17	0.36	(0.19)	(0.03)	(0.22)
Class P
03/31/2014	10.14	0.22	(0.12)	0.10	(0.21)	0.00	(0.21)
05/31/2012 - 03/31/2013	10.00	0.18	0.17	0.35	(0.18)	(0.03)	(0.21)
Class D
03/31/2014	10.14	0.19	(0.11)	0.08	(0.19)	0.00	(0.19)
05/31/2012 - 03/31/2013	10.00	0.17	0.16	0.33	(0.16)	(0.03)	(0.19)
Class A
03/31/2014	10.14	0.19	(0.11)	0.08	(0.19)	0.00	(0.19)
05/31/2012 - 03/31/2013	10.00	0.17	0.16	0.33	(0.16)	(0.03)	(0.19)
Class C
03/31/2014	10.14	0.12	(0.12)	0.00	(0.11)	0.00	(0.11)
05/31/2012 - 03/31/2013	10.00	0.11	0.16	0.27	(0.10)	(0.03)	(0.13)

PIMCO California Short Duration Municipal Income Fund
Institutional Class
03/31/2014	$9.98	$0.08	$(0.05)	$0.03	$(0.08)	$0.00	$(0.08)
03/31/2013	10.02	0.11	(0.04)	0.07	(0.11)	0.00	(0.11)
03/31/2012	10.10	0.14	(0.07)	0.07	(0.15)	0.00	(0.15)
03/31/2011	10.13	0.15	(0.03)	0.12	(0.15)	0.00	(0.15)
03/31/2010	9.99	0.20	0.14	0.34	(0.20)	0.00	(0.20)

Please see footnotes on page 30.

20	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$9.68	0.25%	$63,973	0.445%		0.445%		0.445%		0.445%		2.12%		62%
9.86	4.69	88,914	0.445		0.445		0.445		0.445		2.72		21
9.67	7.81	44,760	0.445		0.445		0.445		0.445		3.33		32
9.29	2.75	46,484	0.445		0.445		0.445		0.445		3.77		22
9.39	12.12	46,641	0.445		0.445		0.445		0.445		4.06		47

9.68	0.15	9,724	0.545		0.545		0.545		0.545		2.02		62
9.86	4.59	14,380	0.545		0.545		0.545		0.545		2.63		21
9.67	7.70	7,150	0.545		0.545		0.545		0.545		3.18		32
9.29	2.65	3,676	0.545		0.545		0.545		0.545		3.69		22
9.39	12.01	1,562	0.545		0.545		0.545		0.545		3.86		47

9.68	(0.08)	4,171	0.775		0.775		0.775		0.775		1.78		62
9.86	4.35	5,664	0.775		0.775		0.775		0.775		2.42		21
9.67	7.45	5,197	0.775		0.775		0.775		0.775		2.99		32
9.29	2.41	5,637	0.775		0.775		0.775		0.775		3.46		22
9.39	11.76	5,096	0.775		0.775		0.775		0.775		3.69		47

9.68	(0.08)	46,371	0.775		0.775		0.775		0.775		1.79		62
9.86	4.35	62,695	0.775		0.775		0.775		0.775		2.43		21
9.67	7.45	60,685	0.775		0.775		0.775		0.775		2.95		32
9.29	2.41	37,061	0.775		0.775		0.775		0.775		3.45		22
9.39	11.75	32,593	0.775		0.775		0.775		0.775		3.73		47

9.68	(0.83)	9,667	1.525		1.525		1.525		1.525		1.04		62
9.86	3.57	13,823	1.525		1.525		1.525		1.525		1.67		21
9.67	6.65	10,810	1.525		1.525		1.525		1.525		2.19		32
9.29	1.65	5,819	1.525		1.525		1.525		1.525		2.67		22
9.39	4.33	419	1.525	*	1.525	*	1.525	*	1.525	*	2.64	*	47

$10.03	1.16%	$4,608	0.44%		0.44%		0.44%		0.44%		2.31%		65%
10.14	3.58	3,898	0.44	*	1.26	*	0.44	*	1.26	*	2.29	*	22

10.03	1.06	110	0.54		0.54		0.54		0.54		2.19		65
10.14	3.50	132	0.54	*	3.21	*	0.54	*	3.21	*	2.16	*	22

10.03	0.81	376	0.79		0.79		0.79		0.79		1.93		65
10.14	3.30	353	0.79	*	2.18	*	0.79	*	2.18	*	1.99	*	22

10.03	0.81	984	0.79		0.79		0.79		0.79		1.92		65
10.14	3.30	1,745	0.79	*	2.13	*	0.79	*	2.13	*	1.96	*	22

10.03	0.05	438	1.54		1.54		1.54		1.54		1.26		65
10.14	2.69	73	1.54	*	2.55	*	1.54	*	2.55	*	1.26	*	22

$9.93	0.34%	$65,670	0.33%		0.33%		0.33%		0.33%		0.84%		46%
9.98	0.72	63,300	0.33		0.33		0.33		0.33		1.13		37
10.02	0.72	73,010	0.33		0.33		0.33		0.33		1.42		19
10.10	1.22	79,778	0.33		0.33		0.33		0.33		1.49		64
10.13	3.46	106,163	0.33	(b)	0.33	(b)	0.33	(b)	0.33	(b)	1.98		59

Please see footnotes on page 30.

ANNUAL REPORT	MARCH 31, 2014	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO California Short Duration Municipal Income Fund (Cont.)
Class P
03/31/2014	$9.98	$0.07	$(0.05)	$0.02	$(0.07)	$0.00	$(0.07)
03/31/2013	10.02	0.10	(0.04)	0.06	(0.10)	0.00	(0.10)
03/31/2012	10.10	0.13	(0.07)	0.06	(0.14)	0.00	(0.14)
03/31/2011	10.13	0.14	(0.03)	0.11	(0.14)	0.00	(0.14)
03/31/2010	9.99	0.17	0.16	0.33	(0.19)	0.00	(0.19)
Class D
03/31/2014	9.98	0.04	(0.05)	(0.01)	(0.04)	0.00	(0.04)
03/31/2013	10.02	0.07	(0.04)	0.03	(0.07)	0.00	(0.07)
03/31/2012	10.10	0.10	(0.07)	0.03	(0.11)	0.00	(0.11)
03/31/2011	10.13	0.11	(0.03)	0.08	(0.11)	0.00	(0.11)
03/31/2010	9.99	0.16	0.14	0.30	(0.16)	0.00	(0.16)
Class A
03/31/2014	9.98	0.04	(0.05)	(0.01)	(0.04)	0.00	(0.04)
03/31/2013	10.02	0.07	(0.04)	0.03	(0.07)	0.00	(0.07)
03/31/2012	10.10	0.10	(0.07)	0.03	(0.11)	0.00	(0.11)
03/31/2011	10.13	0.11	(0.03)	0.08	(0.11)	0.00	(0.11)
03/31/2010	9.99	0.15	0.15	0.30	(0.16)	0.00	(0.16)
Class C
03/31/2014	9.98	0.01	(0.05)	(0.04)	(0.01)	0.00	(0.01)
03/31/2013	10.02	0.04	(0.04)	0.00	(0.04)	0.00	(0.04)
03/31/2012	10.10	0.07	(0.07)	0.00	(0.08)	0.00	(0.08)
03/31/2011	10.13	0.08	(0.02)	0.06	(0.09)	0.00	(0.09)
08/31/2009 - 03/31/2010	10.07	0.06	0.04	0.10	(0.04)	0.00	(0.04)

PIMCO High Yield Municipal Bond Fund
Institutional Class
03/31/2014	$8.89	$0.39	$(0.56)	$(0.17)	$(0.38)	$0.00	$(0.38)
03/31/2013	8.40	0.38	0.48	0.86	(0.37)	0.00	(0.37)
03/31/2012	7.73	0.43	0.69	1.12	(0.45)	0.00	(0.45)
03/31/2011	8.07	0.44	(0.34)	0.10	(0.44)	0.00	(0.44)
03/31/2010	6.76	0.44	1.31	1.75	(0.44)	0.00	(0.44)
Class P
03/31/2014	8.89	0.38	(0.56)	(0.18)	(0.37)	0.00	(0.37)
03/31/2013	8.40	0.37	0.48	0.85	(0.36)	0.00	(0.36)
03/31/2012	7.73	0.42	0.69	1.11	(0.44)	0.00	(0.44)
03/31/2011	8.07	0.43	(0.33)	0.10	(0.44)	0.00	(0.44)
03/31/2010	6.76	0.42	1.32	1.74	(0.43)	0.00	(0.43)
Class D
03/31/2014	8.89	0.36	(0.56)	(0.20)	(0.35)	0.00	(0.35)
03/31/2013	8.40	0.35	0.49	0.84	(0.35)	0.00	(0.35)
03/31/2012	7.73	0.41	0.69	1.10	(0.43)	0.00	(0.43)
03/31/2011	8.07	0.42	(0.34)	0.08	(0.42)	0.00	(0.42)
03/31/2010	6.76	0.41	1.32	1.73	(0.42)	0.00	(0.42)
Class A
03/31/2014	8.89	0.36	(0.56)	(0.20)	(0.35)	0.00	(0.35)
03/31/2013	8.40	0.35	0.49	0.84	(0.35)	0.00	(0.35)
03/31/2012	7.73	0.41	0.69	1.10	(0.43)	0.00	(0.43)
03/31/2011	8.07	0.42	(0.34)	0.08	(0.42)	0.00	(0.42)
03/31/2010	6.76	0.42	1.31	1.73	(0.42)	0.00	(0.42)
Class C
03/31/2014	8.89	0.30	(0.56)	(0.26)	(0.29)	0.00	(0.29)
03/31/2013	8.40	0.29	0.48	0.77	(0.28)	0.00	(0.28)
03/31/2012	7.73	0.35	0.68	1.03	(0.36)	0.00	(0.36)
03/31/2011	8.07	0.36	(0.34)	0.02	(0.36)	0.00	(0.36)
03/31/2010	6.76	0.36	1.32	1.68	(0.37)	0.00	(0.37)

Please see footnotes on page 30.

22	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate**

$9.93	0.24%	$33,550	0.43%		0.43%		0.43%		0.43%		0.72%	46%
9.98	0.62	29,028	0.43		0.43		0.43		0.43		1.02	37
10.02	0.62	29,552	0.43		0.43		0.43		0.43		1.33	19
10.10	1.12	32,047	0.43		0.43		0.43		0.43		1.39	64
10.13	3.36	24,454	0.44	(b)	0.44	(b)	0.44	(b)	0.44	(b)	1.64	59

9.93	(0.06)	7,565	0.73		0.73		0.73		0.73		0.44	46
9.98	0.32	8,236	0.73		0.73		0.73		0.73		0.71	37
10.02	0.31	5,583	0.73		0.73		0.73		0.73		1.02	19
10.10	0.81	6,655	0.73		0.73		0.73		0.73		1.10	64
10.13	3.05	8,608	0.74	(b)	0.74	(b)	0.74	(b)	0.74	(b)	1.54	59

9.93	(0.06)	94,614	0.73		0.73		0.73		0.73		0.44	46
9.98	0.32	120,591	0.73		0.73		0.73		0.73		0.73	37
10.02	0.31	152,566	0.73		0.73		0.73		0.73		1.02	19
10.10	0.81	164,222	0.73		0.73		0.73		0.73		1.09	64
10.13	3.05	142,556	0.73	(b)	0.73	(b)	0.73	(b)	0.73	(b)	1.47	59

9.93	(0.35)	3,312	1.02		1.03		1.02		1.03		0.15	46
9.98	0.03	2,827	1.03		1.03		1.03		1.03		0.44	37
10.02	0.01	3,178	1.03		1.03		1.03		1.03		0.72	19
10.10	0.58	2,333	1.03		1.03		1.03		1.03		0.81	64
10.13	0.96	639	1.04	(b)*	1.04	(b)*	1.04	(b)*	1.04	(b)*	0.98 *	59

$8.34	(1.80)%	$82,640	0.55%		0.55%		0.55%		0.55%		4.62%	50%
8.89	10.42	89,801	0.54		0.55		0.54		0.55		4.29	73
8.40	14.83	105,682	0.54		0.55		0.54		0.55		5.37	33
7.73	1.18	65,829	0.54		0.55		0.54		0.55		5.42	25
8.07	26.44	80,986	0.54		0.55		0.54		0.55		5.73	76

8.34	(1.90)	42,744	0.65		0.65		0.65		0.65		4.54	50
8.89	10.31	35,961	0.64		0.65		0.64		0.65		4.21	73
8.40	14.72	17,072	0.64		0.65		0.64		0.65		5.19	33
7.73	1.08	6,462	0.64		0.65		0.64		0.65		5.38	25
8.07	26.31	3,134	0.64		0.65		0.64		0.65		5.40	76

8.34	(2.10)	18,649	0.85		0.85		0.85		0.85		4.30	50
8.89	10.11	37,642	0.84		0.85		0.84		0.85		4.03	73
8.40	14.55	27,948	0.79		0.85		0.79		0.85		5.15	33
7.73	0.93	20,504	0.79		0.85		0.79		0.85		5.15	25
8.07	26.13	27,561	0.79		0.85		0.79		0.85		5.35	76

8.34	(2.10)	150,780	0.85		0.85		0.85		0.85		4.33	50
8.89	10.11	186,544	0.84		0.85		0.84		0.85		4.03	73
8.40	14.55	151,515	0.79		0.85		0.79		0.85		5.09	33
7.73	0.93	79,844	0.79		0.85		0.79		0.85		5.18	25
8.07	26.13	92,096	0.79		0.85		0.79		0.85		5.44	76

8.34	(2.83)	62,454	1.60		1.60		1.60		1.60		3.58	50
8.89	9.29	73,979	1.59		1.60		1.59		1.60		3.29	73
8.40	13.70	53,374	1.54		1.60		1.54		1.60		4.39	33
7.73	0.18	38,972	1.54		1.60		1.54		1.60		4.43	25
8.07	25.19	44,149	1.54		1.60		1.54		1.60		4.68	76

Please see footnotes on page 30.

ANNUAL REPORT	MARCH 31, 2014	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Municipal Bond Fund
Institutional Class
03/31/2014	$9.71	$0.32	$(0.30)	$0.02	$(0.32)	$0.00	$(0.32)
03/31/2013	9.39	0.32	0.31	0.63	(0.31)	0.00	(0.31)
03/31/2012	8.68	0.38	0.71	1.09	(0.38)	0.00	(0.38)
03/31/2011	8.89	0.39	(0.21)	0.18	(0.39)	0.00	(0.39)
03/31/2010	7.85	0.38	1.04	1.42	(0.38)	0.00	(0.38)
Class P
03/31/2014	9.71	0.31	(0.30)	0.01	(0.31)	0.00	(0.31)
03/31/2013	9.39	0.31	0.31	0.62	(0.30)	0.00	(0.30)
03/31/2012	8.68	0.35	0.73	1.08	(0.37)	0.00	(0.37)
03/31/2011	8.89	0.38	(0.21)	0.17	(0.38)	0.00	(0.38)
03/31/2010	7.85	0.36	1.05	1.41	(0.37)	0.00	(0.37)
Administrative Class
03/31/2014	9.71	0.29	(0.30)	(0.01)	(0.29)	0.00	(0.29)
03/31/2013	9.39	0.31	0.31	0.62	(0.30)	0.00	(0.30)
03/31/2012	8.68	0.36	0.71	1.07	(0.36)	0.00	(0.36)
03/31/2011	8.89	0.37	(0.21)	0.16	(0.37)	0.00	(0.37)
03/31/2010	7.85	0.35	1.04	1.39	(0.35)	0.00	(0.35)
Class D
03/31/2014	9.71	0.29	(0.30)	(0.01)	(0.29)	0.00	(0.29)
03/31/2013	9.39	0.29	0.31	0.60	(0.28)	0.00	(0.28)
03/31/2012	8.68	0.35	0.71	1.06	(0.35)	0.00	(0.35)
03/31/2011	8.89	0.36	(0.21)	0.15	(0.36)	0.00	(0.36)
03/31/2010	7.85	0.35	1.04	1.39	(0.35)	0.00	(0.35)
Class A
03/31/2014	9.71	0.29	(0.30)	(0.01)	(0.29)	0.00	(0.29)
03/31/2013	9.39	0.29	0.31	0.60	(0.28)	0.00	(0.28)
03/31/2012	8.68	0.34	0.72	1.06	(0.35)	0.00	(0.35)
03/31/2011	8.89	0.36	(0.21)	0.15	(0.36)	0.00	(0.36)
03/31/2010	7.85	0.35	1.04	1.39	(0.35)	0.00	(0.35)
Class B
03/31/2014	9.71	0.22	(0.30)	(0.08)	(0.22)	0.00	(0.22)
03/31/2013	9.39	0.22	0.31	0.53	(0.21)	0.00	(0.21)
03/31/2012	8.68	0.29	0.71	1.00	(0.29)	0.00	(0.29)
03/31/2011	8.89	0.30	(0.22)	0.08	(0.29)	0.00	(0.29)
03/31/2010	7.85	0.29	1.03	1.32	(0.28)	0.00	(0.28)
Class C
03/31/2014	9.71	0.24	(0.30)	(0.06)	(0.24)	0.00	(0.24)
03/31/2013	9.39	0.25	0.31	0.56	(0.24)	0.00	(0.24)
03/31/2012	8.68	0.30	0.72	1.02	(0.31)	0.00	(0.31)
03/31/2011	8.89	0.32	(0.21)	0.11	(0.32)	0.00	(0.32)
03/31/2010	7.85	0.31	1.04	1.35	(0.31)	0.00	(0.31)

PIMCO National Intermediate Municipal Bond Fund
Institutional Class
03/31/2014	$10.28	$0.18	$(0.14)	$0.04	$(0.17)	$0.00	$(0.17)
05/31/2012 - 03/31/2013	10.00	0.12	0.30	0.42	(0.12)	(0.02)	(0.14)
Class P
03/31/2014	10.28	0.17	(0.14)	0.03	(0.16)	0.00	(0.16)
05/31/2012 - 03/31/2013	10.00	0.11	0.30	0.41	(0.11)	(0.02)	(0.13)
Class D
03/31/2014	10.28	0.15	(0.15)	0.00	(0.13)	0.00	(0.13)
05/31/2012 - 03/31/2013	10.00	0.09	0.30	0.39	(0.09)	(0.02)	(0.11)
Class A
03/31/2014	10.28	0.15	(0.15)	0.00	(0.13)	0.00	(0.13)
05/31/2012 - 03/31/2013	10.00	0.09	0.30	0.39	(0.09)	(0.02)	(0.11)
Class C
03/31/2014	10.28	0.10	(0.15)	(0.05)	(0.08)	0.00	(0.08)
05/31/2012 - 03/31/2013	10.00	0.05	0.30	0.35	(0.05)	(0.02)	(0.07)

Please see footnotes on page 30.

24	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$9.41	0.28%	$102,867	0.44%		0.44%		0.44%		0.44%		3.44%		74%
9.71	6.83	133,513	0.44		0.44		0.44		0.44		3.36		39
9.39	12.83	116,980	0.44		0.44		0.44		0.44		4.16		76
8.68	1.97	91,383	0.44		0.44		0.44		0.44		4.35		22
8.89	18.28	200,010	0.45	(c)	0.45	(c)	0.45	(c)	0.45	(c)	4.42		51

9.41	0.18	78,818	0.54		0.54		0.54		0.54		3.33		74
9.71	6.72	97,022	0.54		0.54		0.54		0.54		3.24		39
9.39	12.72	45,437	0.54		0.54		0.54		0.54		3.83		76
8.68	1.87	3,160	0.54		0.54		0.54		0.54		4.27		22
8.89	18.16	2,191	0.55	(c)	0.55	(c)	0.55	(c)	0.55	(c)	4.17		51

9.41	0.03	189	0.69		0.69		0.69		0.69		3.07		74
9.71	6.72	834	0.69		0.69		0.69		0.69		3.18		39
9.39	12.56	388	0.69		0.69		0.69		0.69		4.02		76
8.68	1.71	1,029	0.69		0.69		0.69		0.69		4.12		22
8.89	17.99	934	0.70	(c)	0.70	(c)	0.70	(c)	0.70	(c)	4.11		51

9.41	(0.03)	11,978	0.75		0.75		0.75		0.75		3.10		74
9.71	6.50	19,058	0.75		0.75		0.75		0.75		3.05		39
9.39	12.49	16,002	0.75		0.75		0.75		0.75		3.85		76
8.68	1.65	11,471	0.75		0.75		0.75		0.75		4.04		22
8.89	17.92	18,255	0.76	(c)	0.76	(c)	0.76	(c)	0.76	(c)	4.12		51

9.41	(0.03)	226,945	0.75		0.75		0.75		0.75		3.13		74
9.71	6.50	308,347	0.75		0.75		0.75		0.75		3.05		39
9.39	12.48	247,869	0.75		0.75		0.75		0.75		3.79		76
8.68	1.65	99,479	0.75		0.75		0.75		0.75		4.05		22
8.89	17.92	119,541	0.76	(c)	0.76	(c)	0.76	(c)	0.76	(c)	4.05		51

9.41	(0.77)	537	1.50		1.50		1.50		1.50		2.38		74
9.71	5.71	806	1.50		1.50		1.50		1.50		2.33		39
9.39	11.65	1,447	1.50		1.50		1.50		1.50		3.20		76
8.68	0.89	3,611	1.50		1.50		1.50		1.50		3.30		22
8.89	17.02	10,332	1.51	(c)	1.51	(c)	1.51	(c)	1.51	(c)	3.34		51

9.41	(0.52)	105,386	1.25		1.25		1.25		1.25		2.64		74
9.71	5.97	137,055	1.25		1.25		1.25		1.25		2.55		39
9.39	11.92	104,218	1.25		1.25		1.25		1.25		3.31		76
8.68	1.15	56,714	1.25		1.25		1.25		1.25		3.55		22
8.89	17.33	64,500	1.26	(c)	1.26	(c)	1.26	(c)	1.26	(c)	3.56		51

$10.15	0.40%	$10,004	0.45%		0.45%		0.45%		0.45%		1.82%		34%
10.28	4.13	3,494	0.45	*	0.69	*	0.45	*	0.69	*	1.38	*	32

10.15	0.30	11,402	0.55		0.55		0.55		0.55		1.72		34
10.28	4.05	1,068	0.55	*	1.14	*	0.55	*	1.14	*	1.31	*	32

10.15	0.05	897	0.80		0.80		0.80		0.80		1.45		34
10.28	3.85	170	0.80	*	0.94	*	0.80	*	0.94	*	1.09	*	32

10.15	0.05	15,587	0.80		0.80		0.80		0.80		1.45		34
10.28	3.86	10,696	0.80	*	1.58	*	0.80	*	1.58	*	1.03	*	32

10.15	(0.45)	3,760	1.30		1.30		1.30		1.30		0.96		34
10.28	3.46	1,516	1.30	*	1.93	*	1.30	*	1.93	*	0.57	*	32

Please see footnotes on page 30.

ANNUAL REPORT	MARCH 31, 2014	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO New York Municipal Bond Fund
Institutional Class
03/31/2014	$11.36	$0.39	$(0.37)	$0.02	$(0.39)	$0.00	$(0.39)
03/31/2013	11.13	0.38	0.22	0.60	(0.37)	0.00	(0.37)
03/31/2012	10.58	0.41	0.57	0.98	(0.43)	0.00	(0.43)
03/31/2011	10.79	0.40	(0.21)	0.19	(0.40)	0.00	(0.40)
03/31/2010	10.13	0.41	0.66	1.07	(0.41)	0.00	(0.41)
Class P
03/31/2014	11.36	0.38	(0.37)	0.01	(0.38)	0.00	(0.38)
03/31/2013	11.13	0.37	0.21	0.58	(0.35)	0.00	(0.35)
03/31/2012	10.58	0.40	0.57	0.97	(0.42)	0.00	(0.42)
11/19/2010 - 03/31/2011	10.87	0.15	(0.30)	(0.15)	(0.14)	0.00	(0.14)
Class D
03/31/2014	11.36	0.35	(0.37)	(0.02)	(0.35)	0.00	(0.35)
03/31/2013	11.13	0.34	0.22	0.56	(0.33)	0.00	(0.33)
03/31/2012	10.58	0.38	0.56	0.94	(0.39)	0.00	(0.39)
03/31/2011	10.79	0.36	(0.21)	0.15	(0.36)	0.00	(0.36)
03/31/2010	10.13	0.38	0.66	1.04	(0.38)	0.00	(0.38)
Class A
03/31/2014	11.36	0.35	(0.37)	(0.02)	(0.35)	0.00	(0.35)
03/31/2013	11.13	0.34	0.22	0.56	(0.33)	0.00	(0.33)
03/31/2012	10.58	0.38	0.56	0.94	(0.39)	0.00	(0.39)
03/31/2011	10.79	0.36	(0.21)	0.15	(0.36)	0.00	(0.36)
03/31/2010	10.13	0.38	0.66	1.04	(0.38)	0.00	(0.38)
Class C
03/31/2014	11.36	0.27	(0.37)	(0.10)	(0.27)	0.00	(0.27)
03/31/2013	11.13	0.26	0.21	0.47	(0.24)	0.00	(0.24)
03/31/2012	10.58	0.29	0.57	0.86	(0.31)	0.00	(0.31)
03/31/2011	10.79	0.28	(0.21)	0.07	(0.28)	0.00	(0.28)
08/31/2009 - 03/31/2010	10.59	0.16	0.21	0.37	(0.17)	0.00	(0.17)

PIMCO Short Duration Municipal Income Fund
Institutional Class
03/31/2014	$8.50	$0.06	$(0.02)	$0.04	$(0.06)	$0.00	$(0.06)
03/31/2013	8.48	0.09	0.02	0.11	(0.09)	0.00	(0.09)
03/31/2012	8.55	0.13	(0.06)	0.07	(0.14)	0.00	(0.14)
03/31/2011	8.55	0.14	0.00	0.14	(0.14)	0.00	(0.14)
03/31/2010	8.20	0.16	0.35	0.51	(0.16)	0.00	(0.16)
Class P
03/31/2014	8.50	0.05	(0.01)	0.04	(0.06)	0.00	(0.06)
03/31/2013	8.48	0.08	0.02	0.10	(0.08)	0.00	(0.08)
03/31/2012	8.55	0.12	(0.06)	0.06	(0.13)	0.00	(0.13)
03/31/2011	8.55	0.13	0.00	0.13	(0.13)	0.00	(0.13)
03/31/2010	8.20	0.15	0.35	0.50	(0.15)	0.00	(0.15)
Administrative Class
03/31/2014	8.50	0.04	(0.01)	0.03	(0.05)	0.00	(0.05)
03/31/2013	8.48	0.08	0.03	0.11	(0.09)	0.00	(0.09)
03/31/2012	8.55	0.11	(0.07)	0.04	(0.11)	0.00	(0.11)
03/31/2011	8.55	0.12	0.00	0.12	(0.12)	0.00	(0.12)
03/31/2010	8.20	0.15	0.34	0.49	(0.14)	0.00	(0.14)
Class D
03/31/2014	8.50	0.03	(0.02)	0.01	(0.03)	0.00	(0.03)
03/31/2013	8.48	0.06	0.02	0.08	(0.06)	0.00	(0.06)
03/31/2012	8.55	0.10	(0.07)	0.03	(0.10)	0.00	(0.10)
03/31/2011	8.55	0.10	0.00	0.10	(0.10)	0.00	(0.10)
03/31/2010	8.20	0.14	0.34	0.48	(0.13)	0.00	(0.13)

Please see footnotes on page 30.

26	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$10.99	0.25%	$62,473	0.445%		0.445%		0.445%		0.445%		3.57%		23%
11.36	5.40	77,691	0.445		0.445		0.445		0.445		3.35		14
11.13	9.38	79,191	0.445		0.445		0.445		0.445		3.78		26
10.58	1.72	84,926	0.445		0.445		0.445		0.445		3.65		25
10.79	10.75	95,753	0.445		0.445		0.445		0.445		3.88		29

10.99	0.15	4,165	0.545		0.545		0.545		0.545		3.46		23
11.36	5.30	5,138	0.545		0.545		0.545		0.545		3.22		14
11.13	9.27	2,508	0.545		0.545		0.545		0.545		3.67		26
10.58	(1.35)	2,049	0.545	*	0.545	*	0.545	*	0.545	*	3.86	*	25

10.99	(0.08)	13,189	0.775		0.775		0.775		0.775		3.23		23
11.36	5.06	20,863	0.775		0.775		0.775		0.775		3.02		14
11.13	9.02	22,181	0.775		0.775		0.775		0.775		3.45		26
10.58	1.39	24,239	0.775		0.775		0.775		0.775		3.32		25
10.79	10.38	28,404	0.775		0.775		0.775		0.775		3.55		29

10.99	(0.08)	46,544	0.775		0.775		0.775		0.775		3.24		23
11.36	5.06	58,110	0.775		0.775		0.775		0.775		3.02		14
11.13	9.02	51,788	0.775		0.775		0.775		0.775		3.44		26
10.58	1.39	37,823	0.775		0.775		0.775		0.775		3.32		25
10.79	10.38	43,833	0.775		0.775		0.775		0.775		3.54		29

10.99	(0.82)	9,972	1.525		1.525		1.525		1.525		2.50		23
11.36	4.28	10,264	1.525		1.525		1.525		1.525		2.26		14
11.13	8.20	7,737	1.525		1.525		1.525		1.525		2.65		26
10.58	0.62	3,068	1.525		1.525		1.525		1.525		2.57		25
10.79	3.48	977	1.525	*	1.525	*	1.525	*	1.525	*	2.56	*	29

$8.48	0.52%	$82,662	0.33%		0.33%		0.33%		0.33%		0.75%		40%
8.50	1.31	121,440	0.33		0.33		0.33		0.33		1.07		51
8.48	0.77	180,819	0.33		0.33		0.33		0.33		1.54		29
8.55	1.60	165,264	0.33		0.33		0.33		0.33		1.63		56
8.55	6.29	112,045	0.34	(b)	0.34	(b)	0.34	(b)	0.34	(b)	1.90		73

8.48	0.42	26,354	0.43		0.43		0.43		0.43		0.64		40
8.50	1.21	36,713	0.43		0.43		0.43		0.43		0.95		51
8.48	0.67	12,610	0.43		0.43		0.43		0.43		1.43		29
8.55	1.50	11,648	0.43		0.43		0.43		0.43		1.55		56
8.55	6.19	6,713	0.44	(b)	0.44	(b)	0.44	(b)	0.44	(b)	1.78		73

8.48	0.37	1	0.54		0.58		0.54		0.58		0.52		40
8.50	1.36	1	0.58		0.58		0.58		0.58		0.89		51
8.48	0.52	3,762	0.58		0.58		0.58		0.58		1.31		29
8.55	1.35	3,704	0.58		0.58		0.58		0.58		1.37		56
8.55	6.02	4,167	0.59	(b)	0.59	(b)	0.59	(b)	0.59	(b)	1.75		73

8.48	0.12	13,445	0.73		0.73		0.73		0.73		0.34		40
8.50	0.91	4,794	0.73		0.73		0.73		0.73		0.67		51
8.48	0.37	4,038	0.73		0.73		0.73		0.73		1.18		29
8.55	1.20	7,242	0.73		0.73		0.73		0.73		1.22		56
8.55	5.86	10,265	0.74	(b)	0.74	(b)	0.74	(b)	0.74	(b)	1.70		73

Please see footnotes on page 30.

ANNUAL REPORT	MARCH 31, 2014	27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Short Duration Municipal Income Fund (Cont.)
Class A
03/31/2014	$8.50	$0.03	$(0.02)	$0.01	$(0.03)	$0.00	$(0.03)
03/31/2013	8.48	0.06	0.02	0.08	(0.06)	0.00	(0.06)
03/31/2012	8.55	0.10	(0.07)	0.03	(0.10)	0.00	(0.10)
03/31/2011	8.55	0.10	0.00	0.10	(0.10)	0.00	(0.10)
03/31/2010	8.20	0.13	0.35	0.48	(0.13)	0.00	(0.13)
Class C
03/31/2014	8.50	0.01	(0.02)	(0.01)	(0.01)	0.00	(0.01)
03/31/2013	8.48	0.03	0.02	0.05	(0.03)	0.00	(0.03)
03/31/2012	8.55	0.07	(0.06)	0.01	(0.08)	0.00	(0.08)
03/31/2011	8.55	0.08	0.00	0.08	(0.08)	0.00	(0.08)
03/31/2010	8.20	0.11	0.34	0.45	(0.10)	0.00	(0.10)

PIMCO Tax Managed Real Return Fund
Institutional Class
03/31/2014	$10.95	$0.19	$(0.55)	$(0.36)	$(0.19)	$(0.05)	$(0.24)
03/31/2013	10.90	0.17	0.16	0.33	(0.18)	(0.10)	(0.28)
03/31/2012	10.38	0.19	0.53	0.72	(0.19)	(0.01)	(0.20)
03/31/2011	10.21	0.19	0.22	0.41	(0.19)	(0.05)	(0.24)
10/30/2009 - 03/31/2010	10.00	0.07	0.20	0.27	(0.06)	0.00	(0.06)
Class P
03/31/2014	10.95	0.17	(0.55)	(0.38)	(0.17)	(0.05)	(0.22)
03/31/2013	10.90	0.16	0.15	0.31	(0.16)	(0.10)	(0.26)
03/31/2012	10.38	0.18	0.53	0.71	(0.18)	(0.01)	(0.19)
03/31/2011	10.21	0.21	0.19	0.40	(0.18)	(0.05)	(0.23)
10/30/2009 - 03/31/2010	10.00	0.06	0.21	0.27	(0.06)	0.00	(0.06)
Class D
03/31/2014	10.95	0.14	(0.55)	(0.41)	(0.14)	(0.05)	(0.19)
03/31/2013	10.90	0.13	0.15	0.28	(0.13)	(0.10)	(0.23)
03/31/2012	10.38	0.15	0.53	0.68	(0.15)	(0.01)	(0.16)
03/31/2011	10.21	0.15	0.22	0.37	(0.15)	(0.05)	(0.20)
10/30/2009 - 03/31/2010	10.00	0.05	0.21	0.26	(0.05)	0.00	(0.05)
Class A
03/31/2014	10.95	0.14	(0.55)	(0.41)	(0.14)	(0.05)	(0.19)
03/31/2013	10.90	0.13	0.15	0.28	(0.13)	(0.10)	(0.23)
03/31/2012	10.38	0.14	0.54	0.68	(0.15)	(0.01)	(0.16)
03/31/2011	10.21	0.16	0.21	0.37	(0.15)	(0.05)	(0.20)
10/30/2009 - 03/31/2010	10.00	0.05	0.21	0.26	(0.05)	0.00	(0.05)
Class C
03/31/2014	10.95	0.09	(0.55)	(0.46)	(0.09)	(0.05)	(0.14)
03/31/2013	10.90	0.08	0.15	0.23	(0.08)	(0.10)	(0.18)
03/31/2012	10.38	0.09	0.54	0.63	(0.10)	(0.01)	(0.11)
03/31/2011	10.21	0.10	0.22	0.32	(0.10)	(0.05)	(0.15)
10/30/2009 - 03/31/2010	10.00	0.03	0.21	0.24	(0.03)	0.00	(0.03)

PIMCO Unconstrained Tax Managed Bond Fund
Institutional Class
03/31/2014	$10.85	$0.23	$(0.32)	$(0.09)	$(0.12)	$0.00	$(0.12)
03/31/2013	10.39	0.29	0.35	0.64	(0.18)	0.00	(0.18)
03/31/2012	10.47	0.30	(0.21)	0.09	(0.17)	0.00	(0.17)
03/31/2011	10.41	0.19	0.03	0.22	(0.15)	(0.01)	(0.16)
03/31/2010	9.77	0.22	0.71	0.93	(0.25)	(0.04)	(0.29)
Class P
03/31/2014	10.85	0.22	(0.32)	(0.10)	(0.11)	0.00	(0.11)
03/31/2013	10.39	0.28	0.35	0.63	(0.17)	0.00	(0.17)
03/31/2012	10.47	0.29	(0.21)	0.08	(0.16)	0.00	(0.16)
03/31/2011	10.41	0.18	0.03	0.21	(0.14)	(0.01)	(0.15)
09/10/2009 - 03/31/2010	10.32	0.10	0.15	0.25	(0.12)	(0.04)	(0.16)

Please see footnotes on page 30.

28	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$8.48	0.12%	$166,259	0.73%		0.73%		0.73%		0.73%		0.35%		40%
8.50	0.91	198,838	0.73		0.73		0.73		0.73		0.66		51
8.48	0.37	152,343	0.73		0.73		0.73		0.73		1.14		29
8.55	1.20	123,696	0.73		0.73		0.73		0.73		1.22		56
8.55	5.86	190,080	0.74	(b)	0.74	(b)	0.74	(b)	0.74	(b)	1.50		73

8.48	(0.16)	17,351	1.00		1.03		1.00		1.03		0.08		40
8.50	0.61	16,454	1.03		1.03		1.03		1.03		0.38		51
8.48	0.07	18,859	1.03		1.03		1.03		1.03		0.86		29
8.55	0.90	22,373	1.03		1.03		1.03		1.03		0.93		56
8.55	5.55	24,771	1.04	(b)	1.04	(b)	1.04	(b)	1.04	(b)	1.27		73

$10.35	(3.34)%	$50,725	0.45%		0.45%		0.45%		0.45%		1.78%		17%
10.95	2.99	47,372	0.45		0.45		0.45		0.45		1.59		35
10.90	6.97	58,373	0.45		0.45		0.45		0.45		1.78		70
10.38	4.01	33,670	0.45		0.45		0.45		0.45		1.89		350
10.21	2.74	11,405	0.45	*	1.68	*	0.45	*	1.68	*	1.56	*	447

10.35	(3.44)	855	0.55		0.55		0.55		0.55		1.65		17
10.95	2.89	2,010	0.55		0.55		0.55		0.55		1.50		35
10.90	6.87	1,702	0.55		0.55		0.55		0.55		1.67		70
10.38	3.91	298	0.55		0.55		0.55		0.55		2.05		350
10.21	2.70	10	0.55	*	1.35	*	0.55	*	1.35	*	1.43	*	447

10.35	(3.73)	3,157	0.85		0.85		0.85		0.85		1.37		17
10.95	2.58	5,048	0.85		0.85		0.85		0.85		1.20		35
10.90	6.55	3,926	0.85		0.85		0.85		0.85		1.38		70
10.38	3.60	2,463	0.85		0.85		0.85		0.85		1.47		350
10.21	2.57	1,199	0.85	*	2.64	*	0.85	*	2.64	*	1.13	*	447

10.35	(3.73)	5,104	0.85		0.85		0.85		0.85		1.37		17
10.95	2.58	8,738	0.85		0.85		0.85		0.85		1.20		35
10.90	6.54	10,727	0.85		0.85		0.85		0.85		1.33		70
10.38	3.59	2,451	0.85		0.85		0.85		0.85		1.53		350
10.21	2.57	333	0.85	*	3.06	*	0.85	*	3.06	*	1.13	*	447

10.35	(4.21)	2,184	1.35		1.35		1.35		1.35		0.87		17
10.95	2.07	2,990	1.35		1.35		1.35		1.35		0.70		35
10.90	6.01	2,993	1.35		1.35		1.35		1.35		0.86		70
10.38	3.08	605	1.35		1.35		1.35		1.35		0.94		350
10.21	2.36	259	1.35	*	2.59	*	1.35	*	2.59	*	0.63	*	447

$10.64	(0.83)%	$261,280	0.70%		0.70%		0.70%		0.70%		2.12%		76%
10.85	6.21	233,998	0.71		0.72		0.69		0.70		2.69		59
10.39	0.90	126,997	0.70		0.70		0.70		0.70		2.90		249
10.47	2.08	135,096	0.78		0.78		0.70		0.70		1.82		401
10.41	9.63	80,104	0.70		0.73		0.70		0.73		2.18		318

10.64	(0.93)	94,427	0.80		0.80		0.80		0.80		2.03		76
10.85	6.11	65,509	0.81		0.82		0.79		0.80		2.65		59
10.39	0.79	35,337	0.80		0.80		0.80		0.80		2.77		249
10.47	1.98	45,713	0.88		0.88		0.80		0.80		1.76		401
10.41	2.52	9,341	0.80	*	0.80	*	0.80	*	0.80	*	1.78	*	318

Please see footnotes on page 30.

ANNUAL REPORT	MARCH 31, 2014	29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Unconstrained Tax Managed Bond Fund (Cont.)
Class D
03/31/2014	$10.85	$0.18	$(0.31)	$(0.13)	$(0.08)	$0.00	$(0.08)
03/31/2013	10.39	0.25	0.35	0.60	(0.14)	0.00	(0.14)
03/31/2012	10.47	0.26	(0.21)	0.05	(0.13)	0.00	(0.13)
03/31/2011	10.41	0.15	0.03	0.18	(0.11)	(0.01)	(0.12)
03/31/2010	9.77	0.19	0.70	0.89	(0.21)	(0.04)	(0.25)
Class A
03/31/2014	10.85	0.18	(0.31)	(0.13)	(0.08)	0.00	(0.08)
03/31/2013	10.39	0.26	0.34	0.60	(0.14)	0.00	(0.14)
03/31/2012	10.47	0.26	(0.21)	0.05	(0.13)	0.00	(0.13)
03/31/2011	10.41	0.15	0.03	0.18	(0.11)	(0.01)	(0.12)
03/31/2010	9.77	0.18	0.71	0.89	(0.21)	(0.04)	(0.25)
Class C
03/31/2014	10.85	0.12	(0.32)	(0.20)	(0.02)	0.00	(0.02)
03/31/2013	10.39	0.21	0.34	0.55	(0.09)	0.00	(0.09)
03/31/2012	10.47	0.18	(0.20)	(0.02)	(0.06)	0.00	(0.06)
03/31/2011	10.41	0.07	0.03	0.10	(0.03)	(0.01)	(0.04)
03/31/2010	9.77	0.09	0.72	0.81	(0.13)	(0.04)	(0.17)

*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2009, the Fund’s advisory fee was decreased by 0.02% to an annual rate of 0.18%.
(c)	Effective October 1, 2009, the Fund’s advisory fee was decreased by 0.025% to an annual rate of 0.20%.

30	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate**

$10.64	$(1.23)	$28,020	1.10%	1.10%	1.10%	1.10%	1.73%	76%
10.85	5.82	31,303	1.08	1.12	1.06	1.10	2.37	59
10.39	0.49	18,176	1.10	1.10	1.10	1.10	2.52	249
10.47	1.67	17,166	1.18	1.18	1.10	1.10	1.44	401
10.41	9.20	11,201	1.10	1.15	1.10	1.15	1.82	318

10.64	(1.23)	52,259	1.10	1.10	1.10	1.10	1.73	76
10.85	5.82	55,101	1.09	1.12	1.07	1.10	2.44	59
10.39	0.49	60,905	1.10	1.10	1.10	1.10	2.48	249
10.47	1.67	84,494	1.18	1.18	1.10	1.10	1.45	401
10.41	9.19	27,531	1.10	1.13	1.10	1.13	1.72	318

10.63	(1.86)	16,628	1.72	1.85	1.72	1.85	1.11	76
10.85	5.32	18,049	1.57	1.87	1.55	1.85	1.97	59
10.39	(0.22)	19,416	1.81	1.85	1.81	1.85	1.77	249
10.47	0.91	26,906	1.93	1.93	1.85	1.85	0.70	401
10.41	8.35	9,809	1.85	1.87	1.85	1.87	0.89	318

ANNUAL REPORT	MARCH 31, 2014	31

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Assets:
Investments, at value
Investments in securities*	$127,503	$5,707	$198,432	$293,093
Investments in Affiliates	4,433	701	5,049	56,879
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	1	0	33
Over the counter	0	0	0	0
Cash	1	1	1	1
Deposits with counterparty	0	34	0	555
Foreign currency, at value	0	0	0	0
Receivable for investments sold	89	0	0	2,061
Receivable for Fund shares sold	737	0	215	884
Interest and dividends receivable	1,434	78	1,677	4,675
Dividends receivable from Affiliates	1	0	0	7
Other assets	1	0	0	0
	134,199	6,522	205,374	358,188

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$0
Payable for sale-buyback transactions	0	0	0	0
Payable for short sales	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0
Over the counter	0	0	0	0
Payable for investments purchased	0	0	0	0
Payable for investments in Affiliates purchased	1	0	0	7
Deposits from counterparty	0	0	0	0
Payable for Fund shares redeemed	206	3	564	420
Dividends payable	17	0	9	251
Accrued investment advisory fees	24	1	29	81
Accrued supervisory and administrative fees	28	2	40	80
Accrued distribution fees	6	0	2	40
Accrued servicing fees	11	0	19	42
Reimbursement to PIMCO	0	0	0	0
	293	6	663	921

Net Assets	$133,906	$6,516	$204,711	$357,267

Net Assets Consist of:
Paid in capital	$140,196	$6,584	$208,038	$393,139
Undistributed (overdistributed) net investment income	339	1	48	282
Accumulated undistributed net realized (loss)	(10,839)	(89)	(4,371)	(40,310)
Net unrealized appreciation (depreciation)	4,210	20	996	4,156
	$133,906	$6,516	$204,711	$357,267

Cost of Investments in Securities	$123,293	$5,695	$197,436	$288,890
Cost of Investments in Affiliates	$4,433	$701	$5,049	$56,879
Cost of Foreign Currency Held	$0	$0	$0	$0
Proceeds Received on Short Sales	$0	$0	$0	$0
Cost or Premiums of Financial Derivative Instruments, net	$0	$0	$0	$0

* Includes repurchase agreements of:	$482	$112	$556	$680

32	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund	PIMCO Tax Managed Real Return Fund	PIMCO Unconstrained Tax Managed Bond Fund

$455,083	$33,783	$129,496	$297,486	$63,728	$456,692
65,634	7,308	5,425	2,221	0	0

73	9	0	0	0	656
0	0	0	0	0	3,666
1	1	1	1	1	60
1,111	147	0	0	0	9,166
0	0	0	0	0	2,375
0	25	0	8,457	0	606
404	1	233	186	379	185
6,258	428	1,483	3,053	578	3,866
9	1	1	1	0	0
0	0	0	0	0	1
528,573	41,703	136,639	311,405	64,686	477,273

$0	$0	$0	$0	$0	$1,622
0	0	0	0	0	13,332
0	0	0	0	0	503

0	0	0	0	0	255
103	0	0	0	1,702	5,265
0	0	0	5,000	500	0
9	1	1	1	0	0
0	0	0	0	280	2,251
1,287	28	207	172	152	1,080
136	0	15	8	1	47
84	7	24	45	12	146
123	10	29	63	11	128
45	2	9	7	2	16
66	4	11	37	1	14
0	1	0	0	0	0
1,853	53	296	5,333	2,661	24,659

$526,720	$41,650	$136,343	$306,072	$62,025	$452,614

$589,887	$41,640	$133,088	$356,661	$62,611	$450,915
1,726	10	(15)	352	6	1,924
(90,376)	(105)	(4,297)	(52,748)	(492)	(19,396)
25,483	105	7,567	1,807	(100)	19,171
$526,720	$41,650	$136,343	$306,072	$62,025	$452,614

$428,743	$33,741	$121,930	$295,680	$61,976	$432,661
$65,634	$7,309	$5,425	$2,221	$0	$0
$0	$0	$0	$0	$0	$2,351
$0	$0	$0	$0	$0	$502
$0	$0	$0	$0	$152	$909

$638	$270	$600	$578	$2,744	$9,770

ANNUAL REPORT	MARCH 31, 2014	33

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands, except per share amounts)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Net Assets:
Institutional Class	$63,973	$4,608	$65,670	$82,640
Class P	9,724	110	33,550	42,744
Administrative Class	NA	NA	NA	NA
Class D	4,171	376	7,565	18,649
Class A	46,371	984	94,614	150,780
Class B	NA	NA	NA	NA
Class C	9,667	438	3,312	62,454

Shares Issued and Outstanding:
Institutional Class	6,610	459	6,613	9,913
Class P	1,004	11	3,378	5,128
Administrative Class	NA	NA	NA	NA
Class D	431	37	762	2,237
Class A	4,791	98	9,527	18,088
Class B	NA	NA	NA	NA
Class C	999	44	333	7,492

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$9.68	$10.03	$9.93	$8.34
Class P	9.68	10.03	9.93	8.34
Administrative Class	NA	NA	NA	NA
Class D	9.68	10.03	9.93	8.34
Class A	9.68	10.03	9.93	8.34
Class B	NA	NA	NA	NA
Class C	9.68	10.03	9.93	8.34

^	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

34	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund	PIMCO Tax Managed Real Return Fund	PIMCO Unconstrained Tax Managed Bond Fund

$102,867	$10,004	$62,473	$82,662	$50,725	$261,280
78,818	11,402	4,165	26,354	855	94,427
189	NA	NA	1	NA	NA
11,978	897	13,189	13,445	3,157	28,020
226,945	15,587	46,544	166,259	5,104	52,259
537	NA	NA	NA	NA	NA
105,386	3,760	9,972	17,351	2,184	16,628

10,926	985	5,686	9,749	4,900	24,565
8,372	1,124	379	3,108	83	8,878
20	NA	NA	0	NA	NA
1,272	88	1,200	1,586	305	2,634
24,105	1,536	4,237	19,608	493	4,913
57	NA	NA	NA	NA	NA
11,193	370	908	2,046	211	1,564

$9.41	$10.15	$10.99	$8.48	$10.35	$10.64
9.41	10.15	10.99	8.48	10.35	10.64
9.41	NA	NA	8.48	NA	NA
9.41	10.15	10.99	8.48	10.35	10.64
9.41	10.15	10.99	8.48	10.35	10.64
9.41	NA	NA	NA	NA	NA
9.41	10.15	10.99	8.48	10.35	10.63

ANNUAL REPORT	MARCH 31, 2014	35

Statements of Operations

Year Ended March 31, 2014
(Amounts in thousands)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Investment Income:
Interest	$3,887	$169	$2,448	$17,549
Dividends from Investments in Affiliates	32	2	47	78
Total Income	3,919	171	2,495	17,627

Expenses:
Investment advisory fees	344	13	384	1,022
Supervisory and administrative fees	401	16	530	1,005
Distribution and/or servicing fees - Administrative Class	0	0	0	0
Distribution and/or servicing fees - Class D	12	1	20	55
Distribution fees - Class B	0	0	0	0
Distribution fees - Class C	83	1	11	477
Servicing fees - Class A	128	4	269	373
Servicing fees - Class B	0	0	0	0
Servicing fees - Class C	28	1	9	159
Trustee fees	0	0	1	1
Interest expense	0	0	0	3
Miscellaneous expense	0	0	0	0
Total Expenses	996	36	1,224	3,095
Waiver and/or Reimbursement by PIMCO	0	0	0	0
Net Expenses	996	36	1,224	3,095

Net Investment Income	2,923	135	1,271	14,532

Net Realized Gain (Loss):
Investments in securities	(860)	(116)	15	(10,074)
Investments in Affiliates	(2)	0	0	(3)
Exchange-traded or centrally cleared financial derivative instruments	614	25	0	1,113
Over the counter financial derivative instruments	(162)	0	0	(1,184)
Foreign currency	0	0	0	0
Net Realized Gain (Loss)	(410)	(91)	15	(10,148)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(3,510)	4	(969)	(17,352)
Investments in Affiliates	0	0	(2)	(2)
Exchange-traded or centrally cleared financial derivative instruments	63	7	0	136
Over the counter financial derivative instruments	148	0	0	1,113
Foreign currency assets and liabilities	0	0	0	0
Net Change in Unrealized Appreciation (Depreciation)	(3,299)	11	(971)	(16,105)
Net Gain (Loss)	(3,709)	(80)	(956)	(26,253)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(786)	$55	$315	$(11,721)

36	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund	PIMCO Tax Managed Real Return Fund	PIMCO Unconstrained Tax Managed Bond Fund

$22,251	$606	$5,915	$3,703	$1,421	$13,338
132	8	26	110	0	0
22,383	614	5,941	3,813	1,421	13,338

1,155	59	333	635	160	1,887
1,692	84	391	891	149	1,661
1	0	0	0	0	0
30	2	41	32	10	77
5	0	0	0	0	0
586	14	78	52	13	141
628	30	124	473	16	141
2	0	0	0	0	0
293	7	26	43	7	47
1	0	1	1	0	1
1	0	0	2	0	13
0	1	0	0	0	0
4,394	197	994	2,129	355	3,968
0	0	0	(5)	0	(25)
4,394	197	994	2,124	355	3,943

17,989	417	4,947	1,689	1,066	9,395

(16,398)	(195)	1,596	(56)	(197)	373
(5)	0	(2)	1	0	0
(1,054)	68	(310)	0	0	(7,451)
(640)	0	(211)	0	(295)	(461)
0	0	0	0	0	36
(18,097)	(127)	1,073	(55)	(492)	(7,503)

(8,903)	75	(7,467)	(1,056)	(1,116)	(7,001)
(5)	(1)	0	(6)	0	0
(482)	64	79	0	0	3,063
734	0	193	0	(1,801)	(2,667)
0	0	0	0	0	(75)
(8,656)	138	(7,195)	(1,062)	(2,917)	(6,680)
(26,753)	11	(6,122)	(1,117)	(3,409)	(14,183)

$(8,764)	$428	$(1,175)	$572	$(2,343)	$(4,788)

ANNUAL REPORT	MARCH 31, 2014	37

Statements of Changes in Net Assets

	PIMCO California Intermediate Municipal Bond Fund		PIMCO California Municipal Bond Fund		PIMCO California Short Duration Municipal Income Fund		PIMCO High Yield Municipal Bond Fund

(Amounts in thousands)	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Period from May 31, 2012 to March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$2,923	$3,791	$135	$85	$1,271	$2,170	$14,532	$18,578
Net realized gain (loss)	(410)	714	(91)	13	15	(369)	(10,148)	7,018
Net change in unrealized appreciation (depreciation)	(3,299)	1,526	11	9	(971)	(730)	(16,105)	18,197
Net increase (decrease) resulting from operations	(786)	6,031	55	107	315	1,071	(11,721)	43,793

Distributions to Shareholders:
From net investment income
Institutional Class	(1,553)	(1,527)	(94)	(66)	(529)	(721)	(3,172)	(5,934)
Class P	(232)	(272)	(3)	(1)	(228)	(280)	(1,596)	(1,286)
Administrative Class	0	0	0	0	0	0	0	0
Class D	(87)	(120)	(6)	(3)	(35)	(44)	(938)	(1,437)
Class A	(906)	(1,498)	(27)	(15)	(475)	(1,102)	(6,355)	(7,366)
Class B	0	0	0	0	0	0	0	0
Class C	(113)	(199)	(2)	(1)	(5)	(13)	(2,232)	(2,127)
From net realized capital gains
Institutional Class	0	0	0	(9)	0	0	0	0
Class P	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	(1)	0	0	0	0
Class A	0	0	0	(3)	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0

Total Distributions	(2,891)	(3,616)	(132)	(99)	(1,272)	(2,160)	(14,293)	(18,150)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(47,893)	54,459	392	6,193	(18,314)	(38,818)	(40,646)	42,693

Total Increase (Decrease) in Net Assets	(51,570)	56,874	315	6,201	(19,271)	(39,907)	(66,660)	68,336

Net Assets:
Beginning of year or period	185,476	128,602	6,201	0	223,982	263,889	423,927	355,591
End of year or period*	$133,906	$185,476	$6,516	$6,201	$204,711	$223,982	$357,267	$423,927

* Including undistributed net investment income of:	$339	$291	$1	$0	$48	$48	$282	$133

**	See Note 12 in the Notes to Financial Statements.

38	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

PIMCO Municipal Bond Fund		PIMCO National Intermediate Municipal Bond Fund		PIMCO New York Municipal Bond Fund		PIMCO Short Duration Municipal Income Fund

Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Period from May 31, 2012 to March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013

$17,989	$19,480	$417	$76	$4,947	$5,363	$1,689	$3,239
(18,097)	6,064	(127)	14	1,073	235	(55)	(273)
(8,656)	12,691	138	(33)	(7,195)	2,875	(1,062)	1,403
(8,764)	38,235	428	57	(1,175)	8,473	572	4,369

(4,035)	(4,264)	(91)	(39)	(2,390)	(2,602)	(758)	(1,839)
(2,556)	(2,399)	(102)	(4)	(147)	(123)	(209)	(184)
(14)	(17)	0	0	0	0	0	(13)
(370)	(606)	(9)	(3)	(527)	(641)	(44)	(31)
(7,772)	(8,461)	(161)	(27)	(1,601)	(1,584)	(666)	(1,105)
(15)	(24)	0	0	0	0	0	0
(3,045)	(3,016)	(23)	(3)	(258)	(193)	(13)	(67)

0	0	0	(5)	0	0	0	0
0	0	0	(1)	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	(1)	0	0	0	0
0	0	0	(5)	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	(1)	0	0	0	0

(17,807)	(18,787)	(386)	(89)	(4,923)	(5,143)	(1,690)	(3,239)

(143,344)	144,846	24,664	16,976	(29,625)	5,331	(71,050)	4,679

(169,915)	164,294	24,706	16,944	(35,723)	8,661	(72,168)	5,809

696,635	532,341	16,944	0	172,066	163,405	378,240	372,431
$526,720	$696,635	$41,650	$16,944	$136,343	$172,066	$306,072	$378,240

$1,726	$1,607	$10	$0	$(15)	$8	$352	$325

ANNUAL REPORT	MARCH 31, 2014	39

Statements of Changes in Net Assets (Cont.)

	PIMCO Tax Managed Real Return Fund		PIMCO Unconstrained Tax Managed Bond Fund

(Amounts in thousands)	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,066	$1,068	$9,395	$8,114
Net realized gain (loss)	(492)	764	(7,503)	(2,991)
Net change in unrealized appreciation (depreciation)	(2,917)	259	(6,680)	11,672
Net increase (decrease) resulting from operations	(2,343)	2,091	(4,788)	16,795

Distributions to Shareholders:
From net investment income
Institutional Class	(876)	(834)	(3,069)	(3,064)
Class P	(21)	(32)	(891)	(782)
Class D	(55)	(53)	(213)	(260)
Class A	(89)	(126)	(398)	(672)
Class C	(23)	(24)	(31)	(152)
From net realized capital gains
Institutional Class	(230)	(399)	0	0
Class P	(3)	(18)	0	0
Class D	(16)	(39)	0	0
Class A	(26)	(103)	0	0
Class C	(11)	(33)	0	0

Total Distributions	(1,350)	(1,661)	(4,602)	(4,930)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(440)	(11,993)	58,044	131,264

Total Increase (Decrease) in Net Assets	(4,133)	(11,563)	48,654	143,129

Net Assets:
Beginning of year	66,158	77,721	403,960	260,831
End of year*	$62,025	$66,158	$452,614	$403,960

* Including undistributed net investment income of:	$6	$4	$1,924	$970

**	See note 12 in the Notes to Financial Statements.

40	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO California Intermediate Municipal Bond Fund

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.2%

MUNICIPAL BONDS & NOTES 94.8%

CALIFORNIA 94.7%
Alum Rock Union Elementary School District, California General Obligation Bonds, (AGC Insured), Series 2008
5.000% due 08/01/2019	$265	$301
Bay Area Toll Authority, California Revenue Bonds, Series 2006
1.450% due 04/01/2045	2,000	2,005
Bay Area Toll Authority, California Revenue Bonds, Series 2007
0.760% due 04/01/2047	2,750	2,767
Bay Area Toll Authority, California Revenue Bonds, Series 2009
5.000% due 04/01/2020	500	579
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2029	5,000	5,603
Bay Area Water Supply & Conservation Agency, California Revenue Notes, Series 2013
5.000% due 10/01/2021	225	267
Burlingame Financing Authority, California Revenue Notes, Series 2010
5.000% due 07/01/2018	250	279
Cajon Valley Union School District, California General Obligation Bonds, Series 2008
5.000% due 08/01/2019	1,320	1,462
California Educational Facilities Authority Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,750	2,114
California Educational Facilities Authority Revenue Notes, Series 2006
5.000% due 11/01/2014	750	770
California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.125% due 07/01/2022	4,085	4,256
5.500% due 08/15/2018	500	586
California Health Facilities Financing Authority Revenue Notes, Series 2008
6.000% due 10/01/2018	250	297
California Infrastructure & Economic Development Bank Revenue Notes, Series 2011
5.000% due 06/01/2021	2,500	2,992
California Municipal Finance Authority Revenue Notes, Series 2007
5.000% due 04/01/2016	435	466
California Pollution Control Financing Authority Revenue Bonds, Series 1996
0.060% due 11/01/2026	1,000	1,000
0.070% due 11/01/2026	3,800	3,800
California State Department of Water Resources Revenue Notes, Series 2010
5.000% due 05/01/2020	1,000	1,187
California State Department of Water Resources Revenue Notes, Series 2011
5.000% due 05/01/2020	4,000	4,746
California State General Obligation Bonds, Series 2007
5.000% due 08/01/2018	750	834
California State General Obligation Bonds, Series 2013
4.000% due 12/01/2027	5,000	5,469
California State General Obligation Notes, Series 2008
5.000% due 04/01/2016	1,300	1,415
California State General Obligation Notes, Series 2010
5.000% due 11/01/2018	1,750	2,038
5.000% due 11/01/2019	500	591
California State General Obligation Notes, Series 2013
5.000% due 09/01/2021	3,000	3,536

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State Public Works Board Revenue Bonds, (NPFGC Insured), Series 2005
5.250% due 11/01/2019	$1,000	$1,081
California State University Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 11/01/2017	750	806
California Statewide Communities Development Authority Revenue Bonds, (AGM Insured), Series 2007
5.250% due 07/01/2018	1,000	1,145
California Statewide Communities Development Authority Revenue Bonds, Series 2010
5.000% due 11/01/2020	555	632
California Statewide Communities Development Authority Revenue Notes, Series 2011
4.000% due 08/15/2017	1,000	1,093
Contra Costa Community College District, California General Obligation Bonds, Series 2012
5.000% due 08/01/2027	110	125
Contra Costa Transportation Authority, California Revenue Notes, Series 2012
5.000% due 03/01/2022	930	1,094
Contra Costa Water District, California Revenue Notes, Series 2010
4.000% due 10/01/2015	250	264
East Bay Municipal Utility District, California Revenue Bonds, Series 2012
5.000% due 06/01/2023	2,100	2,545
East Bay Municipal Utility District, California Revenue Notes, Series 2012
5.000% due 06/01/2022	4,600	5,534
El Camino Community College District, California General Obligation Bonds, Series 2012
5.000% due 08/01/2023	1,000	1,180
Encinitas Public Financing Authority, California Revenue Notes, Series 2010
5.000% due 04/01/2015	140	146
5.000% due 04/01/2016	150	161
Fresno, California Sewer System Revenue Bonds, (AGC Insured), Series 2008
5.000% due 09/01/2019	700	794
Irvine, California Special Assessment Notes, Series 2012
4.000% due 09/02/2021	1,550	1,666
Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.250% due 11/15/2018	1,000	1,111
5.250% due 11/15/2019	500	558
Long Beach Unified School District, California General Obligation Notes, Series 2009
5.000% due 08/01/2017	200	227
Los Angeles Community College District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2026	2,000	2,322
Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2010
5.000% due 06/01/2018	1,415	1,646
Los Angeles County, California Public Works Financing Authority Revenue Bonds, Series 2012
5.000% due 08/01/2025	1,000	1,122
Los Angeles County, California Schools Regionalized Business Services Corp. Certificates of Participation Notes, (AGM Insured), Series 2010
5.000% due 06/01/2018	640	713
Los Angeles Department of Airports, California Revenue Bonds, Series 2010
4.500% due 05/15/2022	250	278
Los Angeles Department of Airports, California Revenue Notes, Series 2010
5.000% due 05/15/2019	650	761

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles Municipal Improvement Corp., California Revenue Bonds, Series 2008
5.000% due 09/01/2019	$250	$283
Los Angeles, California Wastewater System Revenue Bonds, Series 2010
5.000% due 06/01/2022	500	577
M-S-R Public Power Agency, California Revenue Bonds, (AGM Insured), Series 2008
5.000% due 07/01/2019	1,000	1,142
Metropolitan Water District of Southern California Revenue Bonds, Series 2000
0.040% due 07/01/2035	5,000	5,000
Modesto Irrigation District, California Certificates of Participation Notes, (AMBAC Insured), Series 2006
5.000% due 10/01/2015	1,545	1,649
Mount San Antonio Community College District, California General Obligation Bonds, (NPFGC Insured), Series 2005
0.000% due 08/01/2016	1,000	988
Mountain House Public Financing Authority, California Revenue Notes, Series 2007
5.000% due 12/01/2015	640	679
Newport Beach, California Revenue Notes, Series 2011
5.000% due 12/01/2017	240	276
Northern California Power Agency Revenue Bonds, Series 2012
5.000% due 07/01/2026	1,000	1,133
Pasadena Area Community College District, California General Obligation Notes, Series 2009
5.000% due 08/01/2017	250	281
Rancho Santiago Community College District, California General Obligation Bonds, Series 2012
5.000% due 09/01/2023	1,800	2,119
Ross Valley School District, California General Obligation Bonds, Series 2012
5.000% due 08/01/2024	180	207
Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 12/01/2017	1,000	1,093
Sacramento County, California Sanitation Districts Financing Authority Revenue Notes, Series 2010
4.000% due 08/01/2016	230	249
Sacramento Municipal Utility District, California Revenue Bonds, Series 2011
5.000% due 08/15/2025	5,000	5,663
San Buenaventura Public Facilities Financing Authority, California Revenue Bonds, Series 2012
5.000% due 02/01/2025	1,515	1,680
San Diego Community College District, California General Obligation Bonds, Series 2012
5.000% due 08/01/2023	2,000	2,384
San Diego County, California Regional Airport Authority Revenue Notes, Series 2010
5.000% due 07/01/2017	815	910
San Diego County, California Water Authority Revenue Bonds, Series 2011
5.000% due 05/01/2028	2,000	2,264
San Diego Public Facilities Financing Authority Sewer, California Revenue Notes, Series 2009
5.000% due 05/15/2017	500	566
San Diego Redevelopment Agency, California Tax Allocation Bonds, (SGI Insured), Series 2004
5.250% due 09/01/2016	1,000	1,014
San Francisco, California City & County Airports Commission Revenue Bonds, (FGIC Insured), Series 2006
5.250% due 05/01/2019	2,960	3,512
San Francisco, California City & County Airports Commission Revenue Bonds, Series 2011
5.000% due 05/01/2027	50	55

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	41

Schedule of Investments PIMCO California Intermediate Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2010
5.000% due 11/01/2022	$1,000	$1,175
San Francisco, California Public Utilities Commission Water Revenue Notes, Series 2009
4.000% due 11/01/2018	1,000	1,126
San Jose Redevelopment Agency, California Tax Allocation Bonds, (NPFGC Insured), Series 2005
5.000% due 08/01/2017	1,000	1,038
San Luis Obispo County, California Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.000% due 09/01/2018	750	836
Santa Clara Unified School District, California General Obligation Bonds, Series 2010
5.000% due 07/01/2027	325	354
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	1,000	1,138
Sonoma County, California Junior College District General Obligation Bonds, (NPFGC Insured), Series 2007
5.000% due 08/01/2018	1,250	1,427
Sonoma-Marin Area Rail Transit District, California Revenue Bonds, Series 2011
5.000% due 03/01/2023	1,250	1,467
5.000% due 03/01/2026	50	57
Southwestern Community College District, California General Obligation Bonds, (FGIC Insured), Series 2005
5.250% due 08/01/2016	400	440

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Stockton Public Financing Authority, California Revenue Bonds, Series 2010
5.000% due 10/01/2028	$500	$523
University of California Revenue Bonds, Series 2008
5.000% due 05/15/2018	350	385
University of California Revenue Notes, Series 2008
5.000% due 05/15/2017	2,000	2,204
Upper Santa Clara Valley Joint Powers Authority, California Revenue Bonds, Series 2011
5.250% due 08/01/2027	2,000	2,334
West Basin Municipal Water District, California Revenue Bonds, Series 2011
5.000% due 08/01/2026	1,000	1,131
West Contra Costa Unified School District, California General Obligation Notes, (AGC Insured), Series 2009
5.000% due 08/01/2017	1,000	1,127

		126,850

NEW JERSEY 0.1%
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.500% due 04/01/2018	160	171

Total Municipal Bonds & Notes (Cost $122,811)		127,021

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (a) 0.4%
		$482

Total Short-Term Instruments (Cost $482)		482

Total Investments in Securities (Cost $123,293)		127,503

	SHARES
INVESTMENTS IN AFFILIATES 3.3%

SHORT-TERM INSTRUMENTS 3.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.3%
PIMCO Short-Term Floating NAV Portfolio	443,076	4,433

Total Short-Term Instruments (Cost $4,433)		4,433

Total Investments in Affiliates (Cost $4,433)		4,433

Total Investments 98.5% (Cost $127,726)		$131,936

Other Assets and Liabilities, net 1.5%		1,970

Net Assets 100.0%		$133,906

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$482	Fannie Mae 2.260% due 10/17/2022	$(495)	$482	$482

Total Repurchase Agreements						$(495)	$482	$482

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$482	$0	$0	$0	$482	$(495)	$(13)

Total Borrowings and Other Financing Transactions	$482	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

42	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$179	$179
Swap Agreements	0	0	0	0	435	435

	$0	$0	$0	$0	$614	$614

Over the counter
Swap Agreements	$0	$(162)	$0	$0	$0	$(162)

	$0	$(162)	$0	$0	$614	$452

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$63	$63

Over the counter
Swap Agreements	$0	$148	$0	$0	$0	$148

	$0	$148	$0	$0	$63	$211

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$126,850	$0	$126,850
New Jersey	0	171	0	171
Short-Term Instruments
Repurchase Agreements	0	482	0	482
	$0	$127,503	$0	$127,503

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,433	$0	$0	$4,433

Total Investments	$4,433	$127,503	$0	$131,936

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	43

Schedule of Investments PIMCO California Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 87.6%

MUNICIPAL BONDS & NOTES 85.9%

CALIFORNIA 85.9%
Bay Area Toll Authority, California Revenue Bonds, Series 2012
5.000% due 04/01/2027	$175	$201
California Health Facilities Financing Authority Revenue Bonds, Series 2009
5.000% due 08/15/2039	100	103
California State Department of Water Resources Revenue Bonds, Series 2010
5.000% due 05/01/2021	125	146
California State General Obligation Bonds, Series 2013
4.000% due 12/01/2027	250	273
California State University Revenue Bonds, Series 2012
5.000% due 11/01/2030	280	314
California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	225	234
Campbell Union High School District, California General Obligation Bonds, Series 2012
5.000% due 08/01/2029	175	196
East Bay Municipal Utility District, California Revenue Bonds, Series 2010
5.000% due 06/01/2028	200	228
El Dorado Irrigation District, California Water Agency Revenue Bonds, (AGM Insured), Series 2012
5.000% due 03/01/2028	100	111
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	250	202
Imperial Irrigation District, California Revenue Bonds, Series 2011
5.000% due 11/01/2041	125	129
Irvine, California Special Assessment Bonds, Series 2012
5.000% due 09/02/2026	100	107
Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2012
5.000% due 07/01/2021	150	179

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles Department of Airports, California Revenue Bonds, Series 2010
5.000% due 05/15/2040	$200	$212
Los Angeles, California Wastewater System Revenue Bonds, Series 2012
5.000% due 06/01/2024	100	117
Los Angeles, California Wastewater System Revenue Bonds, Series 2013
5.000% due 06/01/2035	250	274
Los Rios Community College District, California General Obligation Bonds, Series 2010
5.000% due 08/01/2026	150	168
Pasadena Unified School District, California General Obligation Bonds, Series 2012
5.000% due 05/01/2034	125	134
Roseville Finance Authority, California Revenue Notes, Series 2013
4.000% due 02/01/2017	250	272
Sacramento Unified School District, California General Obligation Bonds, (AGM Insured), Series 2012
5.000% due 07/01/2031	100	107
Sacramento, California Revenue Bonds, Series 2013
5.000% due 09/01/2031	130	144
San Diego County, California Regional Transportation Commission Revenue Bonds, Series 2012
5.000% due 04/01/2038	100	109
San Diego County, California Water Authority Revenue Bonds, Series 2013
5.000% due 05/01/2031	200	225
San Francisco, California City & County Airports Commission Revenue Bonds, Series 2011
5.000% due 05/01/2027	175	194
San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2012
5.000% due 11/01/2043	250	264
Santa Clara County, California General Obligation Bonds, Series 2009
5.000% due 08/01/2034	100	111
Santa Clara Unified School District, California General Obligation Bonds, Series 2010
5.000% due 07/01/2027	175	191
Sonoma-Marin Area Rail Transit District, California Revenue Bonds, Series 2011
5.000% due 03/01/2026	150	172

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Turlock Irrigation District, California Revenue Bonds, Series 2011
5.500% due 01/01/2041	$100	$107
West Basin Municipal Water District, California Revenue Bonds, Series 2012
5.000% due 08/01/2028	205	231
5.000% due 08/01/2029	125	140

Total Municipal Bonds & Notes (Cost $5,583)		5,595

SHORT-TERM INSTRUMENTS 1.7%

REPURCHASE AGREEMENTS (a) 1.7%
		112

Total Short-Term Instruments (Cost $112)		112

Total Investments in Securities (Cost $5,695)		5,707

	SHARES
INVESTMENTS IN AFFILIATES 10.7%

SHORT-TERM INSTRUMENTS 10.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.7%
PIMCO Short-Term Floating NAV Portfolio	70,094	701

Total Short-Term Instruments (Cost $701)		701

Total Investments in Affiliates (Cost $701)		701

Total Investments 98.3% (Cost $6,396)		$6,408

Financial Derivative Instruments (d) 0.0% (Cost or Premiums, net $0)		1

Other Assets and Liabilities, net 1.7%		107

Net Assets 100.0%		$6,516

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$112	Fannie Mae 2.260% due 10/17/2022	$(119)	$112	$112

Total Repurchase Agreements						$(119)	$112	$112

(1)	Includes accrued interest.

44	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$112	$0	$0	$0	$112	$(119)	$(7)

Total Borrowings and Other Financing Transactions	$112	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	$135	$20	$7	$1	$0

Total Swap Agreements					$20	$7	$1	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

Cash of $34 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$1	$1	$0	$0	$0	$0

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1	$1

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	45

Schedule of Investments PIMCO California Municipal Bond Fund (Cont.)

March 31, 2014

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2
Swap Agreements	0	0	0	0	23	23

	$0	$0	$0	$0	$25	$25

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$7	$7

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$5,595	$0	$5,595
Short-Term Instruments
Repurchase Agreements	0	112	0	112
	$0	$5,707	$0	$5,707

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$701	$0	$0	$701

Total Investments	$701	$5,707	$0	$6,408

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$1	$0	$1

Totals	$701	$5,708	$0	$6,409

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

46	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO California Short Duration Municipal Income Fund

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.9%

MUNICIPAL BONDS & NOTES 96.6%

CALIFORNIA 96.3%
Alameda County, California Certificates of Participation Bonds, (AMBAC Insured), Series 2007
5.000% due 12/01/2017	$495	$561
Alameda County, California Transportation Authority Revenue Notes, Series 2014
3.000% due 03/01/2017	2,500	2,672
4.000% due 03/01/2018	2,710	3,030
4.000% due 03/01/2019	2,275	2,570
Atascadero Public Financing Authority, California Revenue Notes, Series 2010
3.000% due 10/01/2014	110	111
Bay Area Toll Authority, California Revenue Bonds, Series 2007
0.760% due 04/01/2047	5,000	5,031
Bay Area Toll Authority, California Revenue Bonds, Series 2008
0.965% due 04/01/2045	3,200	3,242
Bay Area Toll Authority, California Revenue Notes, Series 2006
5.000% due 04/01/2015	100	105
Brentwood Union School District, California General Obligation Notes, (FGIC Insured), Series 2007
5.250% due 08/01/2016	135	148
California Educational Facilities Authority Revenue Notes, Series 2005
5.000% due 10/01/2014	500	511
California Educational Facilities Authority Revenue Notes, Series 2009
5.000% due 01/01/2019	500	587
California Educational Facilities Authority Revenue Notes, Series 2010
0.860% due 10/01/2015	3,265	3,276
California Health Facilities Financing Authority Revenue Bonds, Series 2004
4.950% due 07/01/2026	1,145	1,158
California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.500% due 08/15/2018	250	293
California Health Facilities Financing Authority Revenue Notes, Series 2008
5.000% due 08/15/2014	1,000	1,018
California Health Facilities Financing Authority Revenue Notes, Series 2009
5.000% due 08/15/2014	350	356
California Health Facilities Financing Authority Revenue Notes, Series 2012
5.000% due 08/15/2017	1,000	1,137
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2013
0.340% due 10/01/2047	2,300	2,300
California Infrastructure & Economic Development Bank Revenue Notes, Series 2013
5.000% due 02/01/2019	350	403
California Pollution Control Financing Authority Revenue Bonds, Series 2009
2.600% due 12/01/2046	2,500	2,524
California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Notes, (CM Insured), Series 2010
4.000% due 09/01/2015	510	534
California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Notes, (CM Insured), Series 2012
3.000% due 04/01/2014	1,500	1,500
California State Department of Water Resources Revenue Notes, Series 2010
4.000% due 05/01/2014	2,600	2,608

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State Enterprise Development Authority Revenue Notes, Series 2010
4.000% due 09/01/2014	$220	$223
California State General Obligation Bonds, (FGIC Insured), Series 2004
5.250% due 07/01/2014	80	81
California State General Obligation Bonds, Series 2013
4.000% due 12/01/2027	3,000	3,281
California State General Obligation Notes, Series 2008
5.000% due 04/01/2015	450	472
California State General Obligation Notes, Series 2009
3.000% due 10/01/2015	600	625
5.000% due 07/01/2018	1,725	2,002
5.000% due 07/01/2019	80	94
California State General Obligation Notes, Series 2012
5.000% due 02/01/2015	2,500	2,601
California State Public Works Board Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 01/01/2019	150	161
California State Public Works Board Revenue Bonds, (FGIC Insured), Series 2006
5.250% due 10/01/2017	380	436
California State Public Works Board Revenue Bonds, (NPFGC Insured), Series 2005
5.250% due 11/01/2019	270	292
California State Public Works Board Revenue Notes, Series 2011
5.000% due 12/01/2015	1,160	1,252
California State Public Works Board Revenue Notes, Series 2012
5.000% due 06/01/2017	3,000	3,377
California State University Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 11/01/2015	80	84
California Statewide Communities Development Authority Revenue Bonds, (AGM Insured), Series 2007
5.250% due 07/01/2018	250	286
California Statewide Communities Development Authority Revenue Bonds, Series 2001
3.900% due 08/01/2031	1,050	1,060
California Statewide Communities Development Authority Revenue Bonds, Series 2002
5.000% due 11/01/2029	1,600	1,804
California Statewide Communities Development Authority Revenue Notes, (AGM Insured), Series 2007
5.000% due 07/01/2014	750	759
California Statewide Communities Development Authority Revenue Notes, (FHA Insured), Series 2009
5.500% due 08/01/2014	2,330	2,371
California Statewide Communities Development Authority Revenue Notes, (NPFGC Insured), Series 2005
5.000% due 05/01/2015	150	157
Capistrano Unified School District Community Facilities District No. 87-1, California Special Tax Notes, (AMBAC Insured), Series 2006
5.000% due 09/01/2014	1,100	1,118
Castaic Lake Water Agency, California Certificates of Participation Notes, Series 2010
4.000% due 08/01/2015	130	136
Chula Vista, California Revenue Bonds, Series 2006
1.650% due 07/01/2018	9,050	9,024
Citrus Heights Water District, California Certificates of Participation Notes, Series 2010
4.000% due 10/01/2017	250	266
4.000% due 10/01/2019	100	105
Contra Costa Transportation Authority, California Revenue Bonds, Series 2012
0.474% due 03/01/2034	5,000	5,006

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Contra Costa Transportation Authority, California Revenue Notes, Series 2012
3.000% due 03/01/2015	$2,290	$2,349
Contra Costa Water District, California Revenue Notes, Series 2013
5.000% due 10/01/2015	925	991
Cucamonga Valley Water District, California Certificates of Participation Notes, (NPFGC Insured), Series 2006
4.000% due 09/01/2014	250	253
Desert Sands Unified School District, California General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 06/01/2014	1,000	1,000
East Bay Municipal Utility District, California Revenue Bonds, Series 2008
0.050% due 06/01/2038	3,000	3,000
East Bay Municipal Utility District, California Revenue Notes, Series 2012
5.000% due 06/01/2018	1,685	1,958
East Side Union High School District, California General Obligation Bonds, (NPFGC Insured), Series 2003
4.900% due 02/01/2015	150	155
East Side Union High School District, California General Obligation Notes, (AGC Insured), Series 2008
5.000% due 08/01/2016	575	628
Eastern Municipal Water District, California Certificates of Participation Bonds, Series 2008
0.060% due 07/01/2023	3,000	3,000
El Monte Union High School District, California General Obligation Notes, (FGIC Insured), Series 2006
0.000% due 06/01/2014	1,345	1,344
Escondido, California General Obligation Notes, (NPFGC Insured), Series 2006
5.000% due 09/01/2015	730	768
Fontana Unified School District, California General Obligation Notes, Series 2012
2.000% due 08/01/2014	500	503
Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
5.000% due 01/15/2053	3,000	3,299
Fullerton Joint Union High School District, California General Obligation Bonds, (FGIC Insured), Series 2005
5.000% due 08/01/2029	385	410
Fullerton Joint Union High School District, California General Obligation Notes, Series 2010
4.000% due 08/01/2015	150	158
Irvine, California Special Assessment Notes, Series 2012
3.000% due 09/02/2015	1,160	1,190
Lincoln Unified School District, California Special Tax Notes, (AMBAC Insured), Series 2006
5.000% due 09/01/2015	185	192
Long Beach Bond Finance Authority, California Revenue Notes, Series 2012
4.000% due 11/01/2016	500	537
4.000% due 11/01/2017	250	271
Long Beach, California Harbor Revenue Notes, Series 2010
5.000% due 05/15/2019	125	147
Los Altos Elementary School District, California General Obligation Notes, Series 2013
3.000% due 08/01/2017	2,425	2,595
Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2009
5.000% due 07/01/2015	220	233
5.000% due 07/01/2017	1,925	2,189
Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2013
5.000% due 07/01/2018	9,000	10,496

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	47

Schedule of Investments PIMCO California Short Duration Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles County, California Public Works Financing Authority Revenue Notes, Series 2012
5.000% due 08/01/2018	$500	$576
Los Angeles County, California Sanitation Districts Financing Authority Revenue Notes, Series 2011
5.000% due 10/01/2019	1,950	2,304
Los Angeles Department of Airports, California Revenue Notes, Series 2012
5.000% due 05/15/2019	665	779
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2002
0.050% due 07/01/2035	3,000	3,000
Los Angeles Department of Water & Power, California Revenue Notes, Series 2012
5.000% due 01/01/2016	11,500	12,302
Los Angeles Harbor Department, California Revenue Bonds, Series 2009
5.000% due 08/01/2019	900	1,047
Los Angeles Unified School District, California Certificates of Participation Notes, Series 2012
4.000% due 10/01/2015	2,000	2,106
Los Angeles Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2006
5.000% due 07/01/2018	1,015	1,115
Los Angeles Unified School District, California General Obligation Notes, (AMBAC Insured), Series 2006
5.000% due 07/01/2016	200	220
Los Angeles Unified School District, California General Obligation Notes, Series 2011
4.000% due 07/01/2014	5,045	5,093
Los Angeles, California Wastewater System Revenue Notes, Series 2012
5.000% due 06/01/2019	225	266
Los Angeles, California Wastewater System Revenue Notes, Series 2013
5.000% due 06/01/2018	325	377
Los Rios Community College District, California General Obligation Notes, Series 2010
4.000% due 08/01/2014	100	101
M-S-R Public Power Agency, California Revenue Notes, (NPFGC Insured), Series 2007
5.000% due 07/01/2014	1,090	1,101
Metropolitan Water District of Southern California Revenue Bonds, Series 2004
0.040% due 07/01/2023	5,000	5,000
Modesto Irrigation District, California Revenue Notes, Series 2012
5.000% due 07/01/2016	250	275
5.000% due 07/01/2017	200	226
5.000% due 07/01/2018	250	287
Mount San Antonio Community College District, California General Obligation Notes, Series 2010
0.000% due 05/01/2015	1,935	1,929
Northern California Power Agency Revenue Notes, Series 2009
5.000% due 07/01/2014	420	425
Oakland-Alameda County, California Coliseum Authority Revenue Notes, Series 2012
5.000% due 02/01/2016	1,750	1,885
Ohlone Community College District, California General Obligation Notes, Series 2010
4.000% due 08/01/2015	150	158
4.000% due 08/01/2016	200	217
Orange County, California Public Financing Authority Revenue Notes, (NPFGC Insured), Series 2005
5.000% due 07/01/2014	250	253
Orange County, California Sanitation District Certificates of Participation Notes, Series 2008
3.000% due 08/01/2016	2,100	2,225
Pasadena Unified School District, California General Obligation Notes, Series 2012
4.000% due 05/01/2015	300	312

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Pleasanton Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2004
5.000% due 08/01/2015	$150	$158
Riverside, California Electric Revenue Bonds, (NPFGC Insured), Series 2004
5.000% due 10/01/2014	500	512
Sacramento County, California Airport System Revenue Notes, Series 2010
3.000% due 07/01/2016	995	1,042
Sacramento County, California Water Financing Authority Revenue Notes, (FGIC Insured), Series 2007
5.000% due 06/01/2014	1,000	1,008
Sacramento Municipal Utility District, California Revenue Bonds, (NPFGC Insured), Series 2003
5.000% due 08/15/2015	740	788
Sacramento Unified School District, California General Obligation Notes, Series 2012
4.000% due 07/01/2015	1,215	1,270
San Diego County, California Regional Airport Authority Revenue Notes, Series 2010
3.000% due 07/01/2014	400	403
3.000% due 07/01/2015	600	620
4.000% due 07/01/2014	700	707
San Diego County, California Water Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	450	533
San Diego Public Facilities Financing Authority Water, California Revenue Notes, Series 2012
5.000% due 08/01/2016	1,000	1,106
San Francisco Municipal Transportation Agency, California Revenue Notes, Series 2012
5.000% due 03/01/2019	815	953
San Francisco State Building Authority, California Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 12/01/2015	1,800	1,929
San Francisco, California City & County Airports Commission Revenue Notes, Series 2010
3.000% due 05/01/2016	300	316
5.000% due 05/01/2019	1,795	2,108
San Francisco, California City & County Finance Corp. Revenue Bonds, Series 2008
0.050% due 04/01/2030	690	690
San Francisco, California City & County General Obligation Notes, Series 2009
5.000% due 06/15/2017	2,305	2,617
San Francisco, California City & County General Obligation Notes, Series 2011
5.000% due 06/15/2016	5,000	5,513
San Francisco, California Public Utilities Commission Wastewater Revenue Notes, Series 2013
4.000% due 10/01/2014	150	153
4.000% due 10/01/2015	1,000	1,055
San Jose Redevelopment Agency, California Tax Allocation Notes, (AMBAC Insured), Series 2005
5.000% due 08/01/2014	1,225	1,243
San Luis Obispo County, California Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.000% due 09/01/2018	250	279
San Mateo Joint Powers Financing Authority, California Revenue Notes, Series 2008
5.000% due 07/15/2014	150	152
Santa Ana, California Certificates of Participation Bonds, (AMBAC Insured), Series 2003
5.000% due 06/01/2015	195	195
Santa Clara Valley Transportation Authority, California Revenue Notes, Series 2010
4.000% due 04/01/2017	150	165
Santa Clara Valley Water District, California Certificates of Participation Notes, Series 2007
5.000% due 02/01/2016	150	162

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Santa Clara Valley Water District, California Certificates of Participation Notes, Series 2012
5.000% due 02/01/2017	$2,000	$2,243
Santa Margarita-Dana Point Authority, California Revenue Bonds, (AMBAC Insured), Series 2004
5.000% due 08/01/2015	225	229
Santaluz Community Facilities District No. 2, California Special Tax Notes, Series 2011
3.000% due 09/01/2016	2,160	2,189
Sonoma County, California Water & Wastewater Financing Authority Revenue Notes, Series 2013
2.000% due 08/01/2014	150	151
South San Francisco Unified School District, California Revenue Notes, (NPFGC Insured), Series 2006
5.000% due 09/15/2014	250	255
Southern California Public Power Authority Revenue Notes, Series 2010
4.000% due 07/01/2014	750	757
4.000% due 07/01/2015	1,165	1,220
5.000% due 07/01/2014	700	708
5.000% due 07/01/2017	505	575
Southern California Public Power Authority Revenue Notes, Series 2011
4.000% due 07/01/2015	1,000	1,047
Southern California Public Power Authority Revenue Notes, Series 2012
5.000% due 07/01/2016	1,150	1,271
St. Helena Unified School District, California General Obligation Notes, (NPFGC Insured), Series 2005
5.000% due 08/01/2014	490	498
University of California Revenue Bonds, (NPFGC Insured), Series 2007
0.768% due 05/15/2030	1,000	838
University of California Revenue Notes, (AGM Insured), Series 2007
5.000% due 05/15/2015	45	47
5.000% due 05/15/2016	810	862
University of California Revenue Notes, (NPFGC Insured), Series 2007
5.000% due 05/15/2014	270	272
University of California Revenue Notes, Series 2008
5.000% due 05/15/2016	215	235
University of California Revenue Notes, Series 2010
3.000% due 05/15/2014	500	502
5.000% due 05/15/2016	1,000	1,094
University of California Revenue Notes, Series 2013
5.000% due 05/15/2015	780	822
5.000% due 05/15/2017	1,000	1,132
West Basin Municipal Water District, California Revenue Notes, Series 2012
4.000% due 08/01/2015	500	525

		197,142

NEW YORK 0.3%
New York State Dormitory Authority Revenue Notes, Series 2011
5.000% due 05/01/2015	700	734

Total Municipal Bonds & Notes (Cost $196,880)		197,876

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (a) 0.3%
		556

Total Short-Term Instruments (Cost $556)		556

Total Investments in Securities (Cost $197,436)		198,432

48	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.5%

SHORT-TERM INSTRUMENTS 2.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.5%
PIMCO Short-Term Floating NAV Portfolio	504,672	$5,049

Total Short-Term Instruments (Cost $5,049)		5,049

Total Investments in Affiliates (Cost $5,049)		5,049

Total Investments 99.4% (Cost $202,485)		$203,481

Other Assets and Liabilities, net 0.6%		1,230

Net Assets 100.0%		$204,711

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$556	Fannie Mae 2.260% due 10/17/2022	$(571)	$556	$556

Total Repurchase Agreements						$(571)	$556	$556

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$556	$0	$0	$0	$556	$(571)	$(15)

Total Borrowings and Other Financing Transactions	$556	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$197,142	$0	$197,142
New York	0	734	0	734
Short-Term Instruments
Repurchase Agreements	0	556	0	556
	$0	$198,432	$0	$198,432

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,049	$0	$0	$5,049

Total Investments	$5,049	$198,432	$0	$203,481

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	49

Schedule of Investments PIMCO High Yield Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 82.1%

MUNICIPAL BONDS & NOTES 81.9%

ALABAMA 4.2%
Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (a)	$8,000	$4,208
6.500% due 10/01/2053	10,000	10,362
Montgomery Medical Clinic Board, Alabama Revenue Bonds, Series 2006
5.250% due 03/01/2036	500	500

		15,070

ALASKA 0.2%
Alaska Industrial Development & Export Authority Revenue Bonds, Series 2007
6.000% due 12/01/2036 ^	1,400	630

ARIZONA 2.2%
Arizona Health Facilities Authority Revenue Bonds, Series 2007
5.200% due 10/01/2037	3,750	3,195
Arizona Health Facilities Authority Revenue Bonds, Series 2012
5.000% due 02/01/2042	1,000	1,009
Mohave County, Arizona Industrial Development Authority Revenue Bonds, Series 2008
8.000% due 05/01/2025	1,100	1,270
Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2006
6.375% due 06/01/2036	1,600	1,463
Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2007
5.625% due 07/01/2038	1,000	853

		7,790

CALIFORNIA 7.8%
California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	1,500	1,659
California Municipal Finance Authority Revenue Bonds, Series 2008
5.875% due 10/01/2034	600	632
7.000% due 10/01/2039	500	474
California Municipal Finance Authority Revenue Bonds, Series 2011
6.500% due 11/01/2041	1,000	1,130
7.750% due 04/01/2031	900	1,011
California Pollution Control Financing Authority Revenue Bonds, (FGIC Insured), Series 2004
4.750% due 12/01/2023	1,000	1,059
California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, Series 2009
6.250% due 08/01/2039	500	567
California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.750% due 11/01/2017	270	295
Chino Public Financing Authority, California Special Tax Bonds, Series 2012
5.000% due 09/01/2026	1,225	1,250
5.000% due 09/01/2030	1,000	1,003
5.000% due 09/01/2034	1,300	1,277
Chula Vista, California Revenue Bonds, Series 2004
5.875% due 02/15/2034	1,000	1,097
Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
5.500% due 01/15/2053	6,250	6,891

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	$2,055	$1,663
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	1,500	1,894
Rancho Cordova Community Facilities District, California Special Tax Bonds, Series 2012
5.000% due 09/01/2032	1,250	1,257
5.000% due 09/01/2037	1,250	1,234
Stockton Public Financing Authority, California Revenue Bonds, Series 2010
6.250% due 10/01/2038	1,500	1,667
6.250% due 10/01/2040	1,000	1,107
Tustin Unified School District, California Special Tax Bonds, Series 2010
6.000% due 09/01/2040	500	521

		27,688

COLORADO 3.1%
Colorado Educational & Cultural Facilities Authority Revenue Bonds, Series 2007
5.750% due 05/15/2037	780	564
Colorado Health Facilities Authority Revenue Bonds, Series 2007
5.300% due 07/01/2037	1,975	1,705
5.900% due 08/01/2037	1,000	830
Colorado Health Facilities Authority Revenue Bonds, Series 2008
5.750% due 05/15/2036	1,000	1,035
Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.250% due 01/01/2045	2,500	2,632
Copperleaf Metropolitan District No. 2, Colorado General Obligation Bonds, Series 2006
5.950% due 12/01/2036	500	408
Madre Metropolitan District No. 2, Colorado General Obligation Bonds, Series 2007
5.500% due 12/01/2036	900	655
Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.250% due 11/15/2028	2,205	2,620
Regional Transportation District, Colorado Revenue Bonds, Series 2010
6.000% due 01/15/2034	750	794

		11,243

CONNECTICUT 0.3%
Harbor Point Infrastructure Improvement District, Connecticut Tax Allocation Bonds, Series 2010
7.000% due 04/01/2022	932	1,020

DELAWARE 0.2%
Delaware State Economic Development Authority Revenue Bonds, Series 2012
5.000% due 09/01/2042	675	671

FLORIDA 4.4%
Alachua County, Florida Health Facilities Authority Revenue Bonds, Series 2012
8.000% due 10/01/2042	1,000	1,152
8.000% due 10/01/2046	1,250	1,430
Florida Development Finance Corp. Revenue Bonds, Series 2007
6.000% due 02/15/2037	250	239
Florida Development Finance Corp. Revenue Notes, Series 2011
6.500% due 06/15/2021	300	313

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hillsborough County, Florida Industrial Development Authority Revenue Bonds, Series 2006
5.250% due 10/01/2041	$1,000	$1,025
Jacksonville Economic Development Commission, Florida Revenue Bonds, Series 2007
5.300% due 05/01/2037	1,500	1,370
Lee County Industrial Development Authority, Florida Revenue Bonds, Series 2007
5.375% due 06/15/2037	1,500	1,419
Martin County, Florida Health Facilities Authority Revenue Bonds, Series 2012
5.500% due 11/15/2042	3,000	3,096
Sarasota County, Florida Health Facilities Authority Revenue Bonds, Series 2007
5.750% due 07/01/2037	1,780	1,647
St. Johns County, Florida Industrial Development Authority Revenue Bonds, Series 2010
5.875% due 08/01/2040	1,500	1,549
University Square Community Development District, Florida Special Assessment Bonds, Series 2007
5.875% due 05/01/2038	755	754
Village Community Development District No. 10, Florida Special Assessment Bonds, Series 2014
5.750% due 05/01/2031	1,835	1,863

		15,857

GEORGIA 0.5%
Fulton County, Georgia Residential Care Facilities for the Elderly Authority Revenue Bonds, Series 2006
5.125% due 07/01/2042	250	215
Medical Center Hospital Authority, Georgia Revenue Bonds, Series 2007
5.250% due 07/01/2037	1,530	1,416

		1,631

IDAHO 0.3%
Nez Perce County, Idaho Revenue Bonds, Series 1996
6.000% due 10/01/2024	1,200	1,200

ILLINOIS 3.4%
Belleville, Illinois Tax Allocation Bonds, Series 2007
5.700% due 05/01/2036	1,000	938
Granite City, Illinois Revenue Bonds, Series 2007
5.125% due 04/01/2027	1,645	1,477
Hillside Village, Illinois Tax Allocation Bonds, Series 2008
7.000% due 01/01/2028	2,000	2,017
Illinois Finance Authority Revenue Bonds, Series 2007
6.000% due 03/01/2037 ^	1,775	603
Illinois Finance Authority Revenue Bonds, Series 2008
6.250% due 08/15/2035 ^	1,000	20
Illinois Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	450	503
Railsplitter Tobacco Settlement Authority, Illinois Revenue Bonds, Series 2010
6.000% due 06/01/2028	5,000	5,647
Southwestern Illinois Development Authority Revenue Bonds, Series 2007
5.350% due 03/01/2031	1,250	931

		12,136

INDIANA 2.4%
East Chicago, Indiana Revenue Bonds, Series 1999
6.375% due 08/01/2029	100	99
Indiana Finance Authority Revenue Bonds, Series 2010
5.000% due 07/01/2040	375	386

50	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Indiana Municipal Power Agency Revenue Bonds, Series 2009
6.000% due 01/01/2039	$1,000	$1,118
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, Series 2009
5.750% due 01/01/2038	2,500	2,703
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2007
5.700% due 09/01/2037	1,750	1,663
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2011
7.500% due 09/01/2022	2,100	2,512

		8,481

IOWA 1.9%
Altoona, Iowa Tax Allocation Bonds, Series 2008
6.000% due 06/01/2034	1,000	1,046
Iowa Finance Authority Revenue Bonds, Series 2014
2.000% due 05/15/2056 ^	277	3
2.700% due 11/15/2046 ^	1,479	906
Iowa Finance Authority Revenue Notes, Series 2013
5.500% due 12/01/2022	5,000	5,000

		6,955

KANSAS 0.1%
Manhattan, Kansas Revenue Bonds, Series 2007
5.500% due 08/01/2021	250	229

LOUISIANA 1.2%
Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	1,000	1,091
Louisiana State Citizens Property Insurance Corp. Revenue Bonds, (AGC Insured), Series 2009
6.125% due 06/01/2025	2,250	2,575
New Orleans Aviation Board, Louisiana Revenue Bonds, (AGC Insured), Series 2009
6.000% due 01/01/2023	500	557

		4,223

MAINE 1.4%
Finance Authority of Maine Revenue Bonds, Series 2005
6.250% due 01/01/2025	5,000	5,090

MARYLAND 0.9%
Maryland Economic Development Corp. Revenue Bonds, Series 2010
5.750% due 09/01/2025	250	265
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2009
6.750% due 07/01/2039	250	293
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2012
5.000% due 11/15/2051	2,500	2,604

		3,162

MASSACHUSETTS 0.3%
Massachusetts Educational Financing Authority Revenue Bonds, Series 2009
6.000% due 01/01/2028	1,020	1,104

MICHIGAN 2.3%
Doctor Charles Drew Academy, Michigan Certificates of Participation Bonds, Series 2006
5.700% due 11/01/2036	430	328

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
East Lansing Economic Development Corp., Michigan Revenue Bonds, Series 2007
5.250% due 07/01/2037	$720	$668
Grand Traverse Academy, Michigan Revenue Bonds, Series 2007
5.000% due 11/01/2036	1,200	993
Meridian Economic Development Corp., Michigan Revenue Bonds, Series 2007
5.250% due 07/01/2026	820	820
Michigan Public Educational Facilities Authority Revenue Bonds, Series 2007
6.500% due 09/01/2037 ^	1,000	570
Michigan Public Educational Facilities Authority Revenue Bonds, Series 2008
7.000% due 10/01/2036 (b)	220	212
Michigan State Hospital Finance Authority Revenue Bonds, Series 2006
5.000% due 11/15/2038	1,000	1,004
Royal Oak Hospital Finance Authority, Michigan Revenue Bonds, Series 2009
8.250% due 09/01/2039	500	608
Wayne County, Michigan Airport Authority Revenue Bonds, Series 2012
5.000% due 12/01/2042	3,000	2,973

		8,176

MINNESOTA 0.7%
Falcon Heights, Minnesota Revenue Bonds, Series 2007
6.000% due 11/01/2037	400	371
Faribault, Minnesota Revenue Bonds, Series 2010
6.750% due 05/01/2036	640	672
Minneapolis, Minnesota Revenue Bonds, Series 2008
6.750% due 11/15/2032	950	1,098
Washington County, Minnesota Housing & Redevelopment Authority Revenue Bonds, Series 2007
5.625% due 06/01/2037	500	493

		2,634

MISSOURI 0.8%
Branson Regional Airport Transportation Development District, Missouri Revenue Bonds, Series 2007
6.000% due 07/01/2037 ^	750	112
Cottleville, Missouri Certificates of Participation Bonds, Series 2006
5.250% due 08/01/2031	250	254
Grindstone Plaza Transportation Development District, Missouri Revenue Bonds, Series 2006
5.500% due 10/01/2031	250	208
5.550% due 10/01/2036	45	37
Joplin Industrial Development Authority, Missouri Revenue Bonds, Series 2007
5.750% due 05/15/2031	1,485	1,509
Manchester, Missouri Tax Allocation Bonds, Series 2010
6.875% due 11/01/2039	250	257
Thirty-Ninth Street Transportation Development District, Missouri Revenue Bonds, Series 2008
6.875% due 09/01/2032	500	479

		2,856

MONTANA 0.2%
Hardin, Montana Tax Allocation Bonds, Series 2006
0.000% due 09/01/2031 (a)	830	685

NEBRASKA 1.5%
Central Plains Energy Project, Nebraska Revenue Bonds, Series 2012
5.250% due 09/01/2037	5,000	5,246

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 3.0%
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
4.750% due 06/01/2034	$4,200	$3,183
5.000% due 06/01/2041	10,000	7,554

		10,737

NEW MEXICO 0.2%
Otero County, New Mexico Revenue Bonds, Series 2007
6.000% due 04/01/2028	650	542

NEW YORK 4.8%
Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2009
6.250% due 07/15/2040	3,500	3,761
New York City, New York Industrial Development Agency Revenue Bonds, Series 2005
7.750% due 08/01/2031	150	164
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	7,500	8,179
New York State Dormitory Authority Revenue Bonds, Series 2011
6.000% due 07/01/2040	500	554
Niagara Area Development Corp., New York Revenue Bonds, Series 2012
5.250% due 11/01/2042	3,000	2,936
TSASC, Inc., New York Revenue Bonds, Series 2006
5.125% due 06/01/2042	2,250	1,720

		17,314

NORTH CAROLINA 0.6%
Charlotte, North Carolina Revenue Bonds, Series 1998
5.600% due 07/01/2027	150	150
Charlotte, North Carolina Revenue Bonds, Series 2000
7.750% due 02/01/2028	60	60
North Carolina Medical Care Commission Revenue Bonds, Series 2006
5.100% due 10/01/2030	50	48
North Carolina Medical Care Commission Revenue Bonds, Series 2008
6.000% due 11/01/2033	750	784
6.000% due 04/01/2038	500	508
North Carolina Medical Care Commission Revenue Bonds, Series 2010
6.000% due 01/01/2039	575	585

		2,135

OHIO 11.5%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	13,385	11,667
Hamilton County, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2042	2,000	2,029
5.500% due 06/01/2042	5,000	5,241
Ohio Air Quality Development Authority Revenue Bonds, Series 2006
3.750% due 12/01/2023	13,500	13,722
Ohio Air Quality Development Authority Revenue Bonds, Series 2009
5.700% due 08/01/2020	3,000	3,350
Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2048	5,000	5,233

		41,242

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	51

Schedule of Investments PIMCO High Yield Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OREGON 0.1%
Oregon State Facilities Authority Revenue Bonds, Series 2010
6.375% due 09/01/2040	$200	$208

PENNSYLVANIA 2.9%
Allegheny County, Pennsylvania Higher Education Building Authority Revenue Bonds, Series 2008
6.000% due 10/15/2038	750	760
Cambridge Area Joint Authority, Pennsylvania Revenue Bonds, Series 2008
6.000% due 12/01/2037	500	525
Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2008
6.000% due 07/01/2035	500	514
Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2010
6.000% due 01/01/2030	3,000	3,148
Harrisburg Authority, Pennsylvania Revenue Bonds, Series 2007
6.000% due 09/01/2036 ^	500	224
Lancaster County Hospital Authority, Pennsylvania Revenue Bonds, Series 2008
6.250% due 07/01/2026	250	255
6.375% due 07/01/2030	1,000	1,013
Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
6.250% due 01/01/2032	500	506
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2010
6.000% due 07/01/2043	400	402
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2012
5.000% due 10/01/2030	1,000	1,002
Susquehanna Area Regional Airport Authority, Pennsylvania Revenue Bonds, Series 2008
6.500% due 01/01/2038	1,495	1,604
Washington County, Pennsylvania Redevelopment Authority Tax Allocation Bonds, Series 2006
5.450% due 07/01/2035	530	531

		10,484

RHODE ISLAND 1.7%
Tobacco Settlement Financing Corp. Rhode Island Revenue Bonds, Series 2002
6.250% due 06/01/2042	6,000	6,000

SOUTH CAROLINA 0.5%
South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2007
5.500% due 05/01/2028	1,900	1,905

TENNESSEE 0.5%
Claiborne County, Tennessee Industrial Development Board Revenue Bonds, Series 2009
6.375% due 10/01/2034	1,000	1,058
Johnson City Health & Educational Facilities Board, Tennessee Revenue Bonds, Series 2010
6.000% due 07/01/2038	500	545

		1,603

TEXAS 12.9%
Brazos River Authority, Texas Revenue Bonds, Series 2003
6.300% due 07/01/2032	515	13

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Central Texas Regional Mobility Authority Revenue Bonds, Series 2011
6.000% due 01/01/2041	$1,000	$1,062
Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2010
6.125% due 12/01/2040	500	538
Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2011
5.750% due 08/15/2041	1,000	1,029
Guadalupe-Blanco River Authority Industrial Development Corp., Texas Revenue Notes, Series 2008
5.625% due 10/01/2017	775	859
Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2012
4.750% due 11/15/2046	2,500	2,412
Harris County, Texas Health Facilities Development Corp. Revenue Bonds, Series 2008
7.250% due 12/01/2035	750	954
Houston Higher Education Finance Corp., Texas Revenue Bonds, Series 2011
6.500% due 05/15/2031	450	514
Houston, Texas Airport System Revenue Bonds, Series 1997
6.125% due 07/15/2027	1,545	1,546
Houston, Texas Airport System Revenue Bonds, Series 2001
6.750% due 07/01/2029	7,215	7,231
Houston, Texas Airport System Revenue Bonds, Series 2011
6.625% due 07/15/2038	3,500	3,744
Lubbock Health Facilities Development Corp., Texas Revenue Bonds, Series 2005
6.625% due 07/01/2036	265	267
North Texas Tollway Authority Revenue Bonds, Series 2008
5.625% due 01/01/2033	150	165
5.750% due 01/01/2033	350	379
North Texas Tollway Authority Revenue Bonds, Series 2009
6.250% due 01/01/2039	2,000	2,240
North Texas Tollway Authority Revenue Bonds, Series 2010
6.250% due 02/01/2023	1,000	1,121
Pharr Higher Education Finance Authority, Texas Revenue Bonds, Series 2009
6.500% due 08/15/2039	500	551
Red River Health Facilities Development Corp., Texas Revenue Bonds, Series 2012
5.125% due 01/01/2041	1,000	888
5.500% due 01/01/2032	500	491
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
5.500% due 08/15/2031	1,000	1,059
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	10,600	12,663
Texas State Public Finance Authority Charter School Finance Corp. Revenue Bonds, Series 2007
5.375% due 02/15/2037	5,115	5,140
Wise County, Texas Revenue Bonds, Series 2011
8.000% due 08/15/2034	1,000	1,152

		46,018

UTAH 1.0%
Utah County, Utah Revenue Bonds, Series 2007
5.625% due 07/15/2037	2,550	2,403

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Utah State Charter School Finance Authority Revenue Bonds, Series 2007
6.000% due 07/15/2037	$675	$613
Utah State Charter School Finance Authority Revenue Bonds, Series 2008
6.750% due 08/15/2028	500	431

		3,447

VERMONT 0.5%
Vermont Economic Development Authority Revenue Bonds, Series 2013
4.750% due 04/01/2036	2,000	1,938

VIRGINIA 0.5%
James City County, Virginia Economic Development Authority Revenue Bonds, Series 2013
2.000% due 10/01/2048 ^	114	3
6.000% due 06/01/2043	354	303
Lewistown Commerce Center Community Development Authority, Virginia Revenue Bonds, Series 2007
6.050% due 03/01/2027 ^	1,250	375
Peninsula Town Center Community Development Authority, Virginia Revenue Bonds, Series 2007
6.450% due 09/01/2037	993	1,030

		1,711

WASHINGTON 0.4%
Clallam County, Washington Public Hospital District No. 1 Revenue Bonds, Series 2008
7.000% due 12/01/2033	1,000	1,041
Washington Health Care Facilities Authority Revenue Bonds, Series 2009
7.375% due 03/01/2038	250	300

		1,341

WEST VIRGINIA 0.1%
West Virginia Hospital Finance Authority Revenue Bonds, Series 2011
9.125% due 10/01/2041	500	490

WISCONSIN 0.4%
Milwaukee Redevelopment Authority, Wisconsin Revenue Bonds, Series 2007
5.650% due 08/01/2037 ^	1,250	450
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2009
6.000% due 12/01/2038	1,000	1,071

		1,521

Total Municipal Bonds & Notes (Cost $288,210)		292,413

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (c) 0.2%
		680

Total Short-Term Instruments (Cost $680)		680

Total Investments in Securities (Cost $288,890)		293,093

52	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 15.9%

SHORT-TERM INSTRUMENTS 15.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 15.9%
PIMCO Short-Term Floating NAV Portfolio	5,685,096	$56,879

Total Short-Term Instruments (Cost $56,879)		56,879

Total Investments in Affiliates (Cost $56,879)		56,879

Total Investments 98.0% (Cost $345,769)		$349,972

Financial Derivative Instruments (d) 0.0% (Cost or Premiums, net $0)		33

Other Assets and Liabilities, net 2.0%		7,262

Net Assets 100.0%		$357,267

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security becomes interest bearing at a future date.

(b)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Michigan Public Educational Facilities Authority Revenue Bonds, Series 2008	7.000%	10/01/2036	07/30/2008	$220	$212	0.06%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$680	Fannie Mae 2.260% due 10/17/2022	$(695)	$680	$680

Total Repurchase Agreements						$(695)	$680	$680

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$680	$0	$0	$0	$680	$(695)	$(15)

Total Borrowings and Other Financing Transactions	$680	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	53

Schedule of Investments PIMCO High Yield Municipal Bond Fund (Cont.)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	$1,950	$283	$204	$9	$0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	5,000	(5)	(251)	24	0

					$278	$(47)	$33	$0

Total Swap Agreements					$278	$(47)	$33	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

Cash of $555 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$33	$33	$0	$0	$0	$0

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$33	$33

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared Futures	$0	$0	$0	$0	$414	$414
Swap Agreements	0	0	0	0	699	699

	$0	$0	$0	$0	$1,113	$1,113

Over the counter
Swap Agreements	$0	$(1,184)	$0	$0	$0	$(1,184)

	$0	$(1,184)	$0	$0	$1,113	$(71)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$136	$136

Over the counter
Swap Agreements	$0	$1,113	$0	$0	$0	$1,113

	$0	$1,113	$0	$0	$136	$1,249

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

54	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$15,070	$0	$15,070
Alaska	0	630	0	630
Arizona	0	7,790	0	7,790
California	0	27,688	0	27,688
Colorado	0	11,243	0	11,243
Connecticut	0	1,020	0	1,020
Delaware	0	671	0	671
Florida	0	15,857	0	15,857
Georgia	0	1,631	0	1,631
Idaho	0	1,200	0	1,200
Illinois	0	12,136	0	12,136
Indiana	0	8,481	0	8,481
Iowa	0	6,955	0	6,955
Kansas	0	229	0	229
Louisiana	0	4,223	0	4,223
Maine	0	5,090	0	5,090
Maryland	0	3,162	0	3,162
Massachusetts	0	1,104	0	1,104
Michigan	0	8,176	0	8,176
Minnesota	0	2,634	0	2,634
Missouri	0	2,856	0	2,856
Montana	0	685	0	685
Nebraska	0	5,246	0	5,246
New Jersey	0	10,737	0	10,737
New Mexico	0	542	0	542
New York	0	17,314	0	17,314
North Carolina	0	2,135	0	2,135
Ohio	0	41,242	0	41,242

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Oregon	$0	$208	$0	$208
Pennsylvania	0	10,484	0	10,484
Rhode Island	0	6,000	0	6,000
South Carolina	0	1,905	0	1,905
Tennessee	0	1,603	0	1,603
Texas	0	46,018	0	46,018
Utah	0	3,447	0	3,447
Vermont	0	1,938	0	1,938
Virginia	0	1,711	0	1,711
Washington	0	1,341	0	1,341
West Virginia	0	490	0	490
Wisconsin	0	1,521	0	1,521
Short-Term Instruments
Repurchase Agreements	0	680	0	680
	$0	$293,093	$0	$293,093

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$56,879	$0	$0	$56,879

Total Investments	$56,879	$293,093	$0	$349,972

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$33	$0	$33

Totals	$56,879	$293,126	$0	$350,005

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	55

Schedule of Investments PIMCO Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 86.4%

MUNICIPAL BONDS & NOTES 86.2%

ALABAMA 2.6%
Jefferson County, Alabama Revenue Bonds, Series 2004
5.250% due 01/01/2019	$3,300	$3,314
Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
6.500% due 10/01/2053	10,000	10,362

		13,676

ARIZONA 0.8%
Arizona Health Facilities Authority Revenue Bonds, Series 2012
5.000% due 02/01/2042	4,000	4,036

CALIFORNIA 15.1%
Alameda County, California Joint Powers Authority Revenue Bonds, Series 2013
5.000% due 12/01/2031	5,000	5,498
5.000% due 12/01/2032	3,000	3,281
5.000% due 12/01/2033	3,500	3,807
5.000% due 12/01/2034	3,000	3,251
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2029	5,615	6,292
5.000% due 04/01/2038	10,000	10,702
California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	1,000	1,106
California State General Obligation Notes, Series 2013
5.000% due 09/01/2021	10,000	11,785
California State Public Works Board Revenue Bonds, Series 2012
5.000% due 04/01/2034	10,000	10,566
California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	4,500	4,687
Imperial Irrigation District, California Revenue Bonds, Series 2011
5.000% due 11/01/2036	7,000	7,327
Port of Oakland, California Revenue Bonds, Series 2011
5.000% due 05/01/2029	2,250	2,400
5.125% due 05/01/2030	1,500	1,594
5.125% due 05/01/2031	1,500	1,580
Poway Unified School District, California Special Tax Bonds, Series 2005
4.700% due 09/01/2016	440	448
4.800% due 09/01/2017	870	884
San Ramon Valley Unified School District, California General Obligation Bonds, (FGIC Insured), Series 1998
0.000% due 07/01/2018	2,385	2,231
West Basin Municipal Water District, California Revenue Bonds, Series 2012
5.000% due 08/01/2028	2,000	2,249

		79,688

COLORADO 4.9%
Colorado Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2003
5.500% due 05/15/2030	1,375	1,448
Colorado Health Facilities Authority Revenue Bonds, Series 2006
5.250% due 06/01/2036	1,000	1,008
Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.250% due 01/01/2045	10,000	10,529

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	$9,930	$12,589

		25,574

DISTRICT OF COLUMBIA 1.6%
District of Columbia Revenue Bonds, Series 2012
5.000% due 12/01/2029	7,500	8,538

FLORIDA 5.3%
Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2037	1,500	1,561
Florida Municipal Power Agency Revenue Bonds, Series 2012
5.000% due 10/01/2026	4,500	5,052
Florida State Board of Governors Revenue Bonds, Series 2008
6.500% due 07/01/2033	6,700	7,762
JEA Electric System, Florida Revenue Bonds, Series 2013
5.000% due 10/01/2024	355	414
5.000% due 10/01/2025	2,170	2,482
Miami-Dade County, Florida Aviation Revenue Bonds, Series 2010
5.375% due 10/01/2035	750	797
Miami-Dade County, Florida Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 10/01/2035	3,000	3,048
Orlando-Orange County, Florida Expressway Authority Revenue Bonds, Series 2010
5.000% due 07/01/2040	5,985	6,276
Tampa, Florida Revenue Bonds, (AMBAC Insured), Series 2001
6.000% due 10/01/2018	455	481

		27,873

GEORGIA 3.4%
DeKalb County, Georgia Water & Sewerage Revenue Bonds, Series 2011
5.250% due 10/01/2041	15,000	16,315
Medical Center Hospital Authority, Georgia Revenue Notes, (AGM Insured), Series 2010
5.000% due 08/01/2016	695	748
Municipal Electric Authority of Georgia Revenue Notes, Series 2010
4.000% due 01/01/2018	560	616

		17,679

ILLINOIS 2.7%
Chicago, Illinois O’Hare International Airport Revenue Bonds, (FGIC Insured), Series 2005
5.250% due 01/01/2023	5,000	5,362
Cook Kane Lake & McHenry Counties Community College District No. 512, Illinois General Obligation Bonds, Series 2009
5.000% due 12/01/2019	150	175
Illinois Finance Authority Revenue Bonds, Series 2009
5.750% due 07/01/2033	1,800	2,060
Illinois Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	450	504
Illinois Sports Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2001
5.500% due 06/15/2030	2,400	2,491
Illinois State Revenue Notes, Series 2010
5.000% due 06/15/2017	1,000	1,119

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Will County, Illinois Community Unit School District No. 365 Valley View General Obligation Bonds, (AGM Insured), Series 2002
0.000% due 11/01/2019	$2,945	$2,560

		14,271

INDIANA 0.4%
Indiana Development Finance Authority Revenue Bonds, Series 2005
5.000% due 06/01/2022	1,590	1,636
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Notes, (AGC Insured), Series 2009
5.000% due 01/01/2019	500	560

		2,196

KANSAS 0.2%
Kansas Development Finance Authority Revenue Bonds, Series 2009
5.750% due 11/15/2038	500	549
Lenexa, Kansas Revenue Notes, Series 2007
5.125% due 05/15/2015	575	584

		1,133

LOUISIANA 0.2%
St. Tammany Parish, Louisiana Utilities Revenue Notes, Series 2010
5.000% due 08/01/2016	615	666
5.000% due 08/01/2018	505	560

		1,226

MARYLAND 2.0%
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 05/15/2043	10,000	10,678

MASSACHUSETTS 2.5%
Commonwealth of Massachusetts General Obligation Bonds, Series 2000
0.070% due 12/01/2030	3,650	3,650
Commonwealth of Massachusetts Revenue Bonds, (FGIC Insured), Series 2004
2.714% due 01/01/2016	250	258
Massachusetts School Building Authority Revenue Bonds, Series 2012
5.000% due 08/15/2025	1,500	1,745
5.000% due 08/15/2030	6,660	7,487

		13,140

MISSOURI 0.5%
Missouri Development Finance Board Revenue Bonds, Series 2007
5.000% due 11/01/2022	2,000	2,034
Missouri Development Finance Board Revenue Notes, Series 2007
5.000% due 11/01/2015	540	556
Missouri State Health & Educational Facilities Authority Revenue Notes, Series 2009
5.000% due 05/15/2017	100	107

		2,697

NEBRASKA 1.9%
Central Plains Energy Project, Nebraska Revenue Bonds, Series 2012
5.250% due 09/01/2037	5,000	5,246

56	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nebraska Public Power District Revenue Bonds, Series 2013
5.000% due 01/01/2031	$3,000	$3,298
Omaha Public Power District, Nebraska Revenue Bonds, Series 2011
5.000% due 02/01/2023	1,250	1,448

		9,992

NEW HAMPSHIRE 0.2%
New Hampshire Health & Education Facilities Authority Act Revenue Notes, Series 2007
5.000% due 07/01/2017	1,075	1,186

NEW JERSEY 2.3%
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.000% due 11/01/2028	2,500	2,500
6.500% due 04/01/2018	475	509
6.500% due 04/01/2031	500	570
New Jersey Economic Development Authority Revenue Bonds, Series 2012
5.000% due 06/15/2023	1,500	1,656
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
6.250% due 07/01/2035	3,500	3,642
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.250% due 07/01/2035	3,000	3,215

		12,092

NEW MEXICO 0.4%
New Mexico Mortgage Finance Authority Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2008
5.000% due 07/01/2025	1,890	1,974

NEW YORK 13.8%
Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2009
6.250% due 07/15/2040	5,000	5,372
Erie County, New York Industrial Development Agency Revenue Notes, Series 2011
5.000% due 05/01/2015	500	525
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	1,000	1,100
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2028	10,000	11,021
Monroe County Industrial Development Corp., New York Revenue Notes, (FHA Insured), Series 2010
5.000% due 08/15/2017	800	892
New York City, New York General Obligation Bonds, Series 2007
5.000% due 10/01/2019	4,300	4,861
New York City, New York General Obligation Bonds, Series 2009
5.000% due 08/01/2023	2,000	2,279
New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 03/01/2031	4,145	4,216
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2011
5.000% due 02/01/2027	5,990	6,720
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2013
5.000% due 02/01/2025	7,000	8,114
5.000% due 02/01/2028	8,140	9,219

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	$5,000	$5,244
5.750% due 11/15/2051	5,000	5,453
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 05/15/2025	2,500	2,842
New York State Thruway Authority Revenue Bonds, Series 2011
5.000% due 03/15/2023	2,000	2,309
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2028	2,000	2,252

		72,419

NORTH CAROLINA 2.2%
Charlotte, North Carolina Certificates of Participation Bonds, Series 2013
5.000% due 06/01/2029	1,340	1,496
New Hanover County, North Carolina Revenue Bonds, Series 2011
5.000% due 10/01/2028	5,000	5,365
North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 06/01/2036	2,500	2,574
North Carolina Municipal Power Agency No. 1 Revenue Bonds, Series 2008
5.250% due 01/01/2020	1,800	2,032

		11,467

OHIO 5.2%
Hamilton County, Ohio Sales Tax Revenue Bonds, Series 2011
5.000% due 12/01/2029	5,245	5,645
Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2026	2,750	3,066
5.250% due 02/15/2029	2,900	3,263
Ohio State Water Development Authority Revenue Bonds, Series 2006
4.000% due 12/01/2033	15,000	15,473

		27,447

OREGON 0.4%
Portland, Oregon Tax Allocation Bonds, Series 2011
4.750% due 06/15/2028	650	666
5.000% due 06/15/2029	1,000	1,046
5.000% due 06/15/2031	500	517

		2,229

PENNSYLVANIA 2.5%
Allegheny County, Pennsylvania Hospital Development Authority Revenue Notes, Series 2005
4.500% due 04/01/2015	440	442
Beaver County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2008
2.700% due 04/01/2035	2,800	2,825
Pennsylvania Higher Educational Facilities Authority Revenue Notes, Series 2010
3.000% due 07/01/2015	765	769
Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2007
5.000% due 07/01/2022	1,000	972
Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2012
5.625% due 07/01/2042	3,000	2,707

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Philadelphia, Pennsylvania Water & Wastewater Revenue Bonds, Series 2011
5.000% due 01/01/2041	$5,000	$5,200

		12,915

RHODE ISLAND 0.4%
Tobacco Settlement Financing Corp. Rhode Island Revenue Bonds, Series 2002
6.250% due 06/01/2042	2,175	2,175

SOUTH CAROLINA 0.5%
Greenville County, South Carolina School District Revenue Bonds, (AGM Insured), Series 2006
5.000% due 12/01/2020	2,395	2,629
Piedmont Municipal Power Agency, South Carolina Revenue Notes, Series 2009
5.000% due 01/01/2015	250	259

		2,888

TENNESSEE 1.1%
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2023	4,000	4,436
5.000% due 02/01/2024	1,400	1,529

		5,965

TEXAS 10.2%
Alliance Airport Authority, Texas Revenue Bonds, Series 2006
4.850% due 04/01/2021	1,000	1,037
Dallas, Texas General Obligation Bonds, Series 2013
5.000% due 02/15/2025	5,735	6,720
Godley Independent School District, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2008
5.250% due 02/15/2028	3,000	3,329
Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	4,450	4,631
Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
0.070% due 09/01/2031	1,200	1,200
Houston Higher Education Finance Corp., Texas Revenue Bonds, Series 2011
5.875% due 05/15/2021	230	261
Houston, Texas Airport System Revenue Bonds, Series 2001
6.750% due 07/01/2029	1,000	1,002
North Texas Health Facilities Development Corp. Revenue Bonds, (AGM Insured), Series 2007
5.000% due 09/01/2020	895	982
North Texas Municipal Water District Revenue Bonds, Series 2012
5.000% due 09/01/2026	5,420	6,228
5.000% due 09/01/2029	1,750	1,962
North Texas Tollway Authority Revenue Bonds, Series 2011
5.000% due 09/01/2023	5,000	5,768
Northwest Independent School District, Texas General Obligation Notes, (PSF/GTD Insured), Series 2010
4.000% due 02/15/2020	525	567
Southwest Higher Education Authority, Inc., Texas Revenue Bonds, Series 2013
5.000% due 10/01/2029	475	532
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
6.250% due 11/15/2029	1,500	1,694
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2021	2,150	2,416
5.250% due 12/15/2022	3,825	4,284

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	57

Schedule of Investments PIMCO Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	$2,000	$2,389
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2012
5.000% due 12/15/2028	5,000	5,167
Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2008
5.625% due 12/15/2017	1,840	2,024
Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993
6.000% due 11/15/2022 (a)	1,400	1,540

		53,733

UTAH 0.9%
Murray, Utah Revenue Bonds, Series 2005
0.070% due 05/15/2037	4,500	4,500

VIRGINIA 0.8%
Prince William County, Virginia Industrial Development Authority Revenue Bonds, Series 2011
5.125% due 09/01/2041	2,000	2,087
Richmond, Virginia Revenue Bonds, Series 2013
5.000% due 01/15/2029	2,000	2,288

		4,375

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 1.2%
Washington Health Care Facilities Authority Revenue Bonds, Series 2009
5.000% due 08/15/2044	$4,965	$5,112
Yakima County, Washington School District No. 208 West Valley General Obligation Bonds, (AGM Insured), Series 2007
5.000% due 12/01/2023	1,220	1,281

		6,393

Total Municipal Bonds & Notes (Cost $427,815)		454,155

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.1%
		638

U.S. TREASURY BILLS 0.1%
0.066% due 08/21/2014 (e)	290	290

Total Short-Term Instruments (Cost $928)		928

Total Investments in Securities (Cost $428,743)		455,083

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 12.5%

SHORT-TERM INSTRUMENTS 12.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 12.5%
PIMCO Short-Term Floating NAV Portfolio	6,560,145	$65,634

Total Short-Term Instruments (Cost $65,634)		65,634

Total Investments in Affiliates (Cost $65,634)		65,634

Total Investments 98.9% (Cost $494,377)		$520,717

Financial Derivative Instruments (c)(d) 0.0% (Cost or Premiums, net $0)		(30)

Other Assets and Liabilities, net 1.1%		6,033

Net Assets 100.0%		$526,720

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993	6.000%	11/15/2022	09/20/2002	$1,400	$1,540	0.29%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$638	Fannie Mae 2.260% due 10/17/2022	$(652)	$638	$638

Total Repurchase Agreements						$(652)	$638	$638

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$638	$0	$0	$0	$638	$(652)	$(14)

Total Borrowings and Other Financing Transactions	$638	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

58	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	$15,000	$(17)	$(752)	$73	$0

Total Swap Agreements					$(17)	$(752)	$73	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

Cash of $1,111 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$73	$73	$0	$0	$0	$0

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
GST	New York State Metropolitan Transportation Authority Revenue Bonds, Series 2005	0.650%	06/20/2018	1.187%	$ 5,000	$0	$(103)	$0	$(103)

Total Swap Agreements						$0	$(103)	$0	$(103)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of March 31, 2014:

(e)	Securities with an aggregate market value of $290 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure (4)
GST	$0	$0	$0	$0	$0	$0	$(103)	$(103)	$(103)	$290	$187

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	59

Schedule of Investments PIMCO Municipal Bond Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$73	$73

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$103	$0	$0	$0	$103

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(1,054)	$(1,054)

Over the counter
Swap Agreements	$0	$(640)	$0	$0	$0	$(640)

	$0	$(640)	$0	$0	$(1,054)	$(1,694)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(482)	$(482)

Over the counter
Swap Agreements	$0	$734	$0	$0	$0	$734

	$0	$734	$0	$0	$(482)	$252

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$13,676	$0	$13,676
Arizona	0	4,036	0	4,036
California	0	79,688	0	79,688
Colorado	0	25,574	0	25,574
District of Columbia	0	8,538	0	8,538
Florida	0	27,873	0	27,873
Georgia	0	17,679	0	17,679
Illinois	0	14,271	0	14,271
Indiana	0	2,196	0	2,196
Kansas	0	1,133	0	1,133
Louisiana	0	1,226	0	1,226
Maryland	0	10,678	0	10,678
Massachusetts	0	13,140	0	13,140
Missouri	0	2,697	0	2,697
Nebraska	0	9,992	0	9,992
New Hampshire	0	1,186	0	1,186
New Jersey	0	12,092	0	12,092
New Mexico	0	1,974	0	1,974
New York	0	72,419	0	72,419
North Carolina	0	11,467	0	11,467
Ohio	0	27,447	0	27,447

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Oregon	$0	$2,229	$0	$2,229
Pennsylvania	0	12,915	0	12,915
Rhode Island	0	2,175	0	2,175
South Carolina	0	2,888	0	2,888
Tennessee	0	5,965	0	5,965
Texas	0	53,733	0	53,733
Utah	0	4,500	0	4,500
Virginia	0	4,375	0	4,375
Washington	0	6,393	0	6,393
Short-Term Instruments
Repurchase Agreements	0	638	0	638
U.S. Treasury Bills	0	290	0	290
	$0	$455,083	$0	$455,083

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$65,634	$0	$0	$65,634

Total Investments	$65,634	$455,083	$0	$520,717

60	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$73	$0	$73

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(103)	$0	$(103)

Totals	$65,634	$455,053	$0	$520,687

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	61

Schedule of Investments PIMCO National Intermediate Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 81.1%

MUNICIPAL BONDS & NOTES 80.2%

ARIZONA 0.3%
Tucson, Arizona Water System Revenue Bonds, Series 2012
5.000% due 07/01/2024	$100	$115

CALIFORNIA 4.5%
Bay Area Water Supply & Conservation Agency, California Revenue Bonds, Series 2013
5.000% due 10/01/2026	500	576
California State General Obligation Bonds, Series 2013
4.000% due 12/01/2027	1,000	1,094
Irvine, California Special Assessment Notes, Series 2012
4.000% due 09/02/2021	100	107
Los Angeles Department of Water & Power, California Revenue Notes, Series 2009
5.000% due 07/01/2016	100	111

		1,888

COLORADO 1.0%
Colorado State Board of Governors Revenue Notes, Series 2010
5.000% due 03/01/2018	250	286
University of Colorado Revenue Bonds, Series 2011
5.000% due 06/01/2023	100	115

		401

DISTRICT OF COLUMBIA 0.9%
District of Columbia Revenue Notes, Series 2012
5.000% due 12/01/2021	325	386

FLORIDA 2.3%
Orlando Utilities Commission, Florida Revenue Notes, Series 2013
5.000% due 10/01/2021	725	861
Palm Beach County, Florida Revenue Bonds, Series 2012
5.000% due 06/01/2023	100	118

		979

INDIANA 0.3%
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Notes, Series 2010
5.000% due 01/15/2019	100	116

LOUISIANA 1.4%
Louisiana Stadium & Exposition District Revenue Bonds, Series 2013
5.000% due 07/01/2023	500	573

MASSACHUSETTS 4.3%
Commonwealth of Massachusetts General Obligation Bonds, Series 2006
0.070% due 03/01/2026	500	500
Commonwealth of Massachusetts General Obligation Bonds, Series 2011
5.000% due 10/01/2026	105	122
Massachusetts State College Building Authority Revenue Bonds, Series 2014
5.000% due 05/01/2024	1,000	1,177

		1,799

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MICHIGAN 0.3%
Michigan Finance Authority Revenue Notes, Series 2012
5.000% due 07/01/2019	$100	$118

MINNESOTA 0.3%
Northern Municipal Power Agency, Minnesota Revenue Notes, (AGC Insured), Series 2008
5.000% due 01/01/2018	100	113

MISSOURI 2.1%
Metropolitan St. Louis Sewer District, Missouri Revenue Bonds, Series 2012
5.000% due 05/01/2023	375	443
Missouri Development Finance Board Revenue Notes, Series 2012
5.000% due 12/01/2020	100	116
Missouri State Environmental Improvement & Energy Resources Authority Revenue Bonds, Series 2010
5.000% due 07/01/2025	275	324

		883

NEBRASKA 2.1%
Omaha Public Power District, Nebraska Revenue Bonds, Series 2011
5.000% due 02/01/2023	750	869

NEW HAMPSHIRE 0.3%
Merrimack County, New Hampshire General Obligation Bonds, Series 2012
5.000% due 12/01/2022	100	112

NEW JERSEY 3.9%
Monmouth County, New Jersey Improvement Authority Revenue Notes, (GTD Insured), Series 2008
4.000% due 12/01/2017	150	165
New Jersey Economic Development Authority Revenue Bonds, Series 2013
5.000% due 01/01/2024	570	623
5.000% due 03/01/2024	500	568
Rutgers The State University of New Jersey Revenue Bonds, Series 2013
5.000% due 05/01/2028	250	285

		1,641

NEW MEXICO 3.1%
New Mexico Finance Authority Revenue Bonds, Series 2013
5.000% due 06/01/2025	805	934
New Mexico State Revenue Notes, Series 2009
5.000% due 07/01/2017	330	374

		1,308

NEW YORK 11.0%
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2030	100	109
New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2013
5.000% due 08/01/2026	600	684
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2023	100	117
5.000% due 12/15/2026	1,000	1,144

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Thruway Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	$1,000	$1,156
Tompkins County, New York Development Corp. Revenue Notes, Series 2013
5.000% due 07/01/2021	190	202
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2027	1,015	1,164

		4,576

NORTH CAROLINA 3.6%
North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 10/01/2027	1,200	1,322
North Carolina Municipal Power Agency No. 1 Revenue Notes, Series 2010
5.000% due 01/01/2016	160	172

		1,494

OHIO 5.8%
Akron, Ohio General Obligation Bonds, (AGM Insured), Series 2007
5.000% due 12/01/2019	150	169
American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2022	200	228
Ohio Higher Educational Facility Commission Revenue Notes, Series 2013
5.000% due 12/01/2023	1,000	1,173
Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2026	750	836

		2,406

OKLAHOMA 0.3%
Grand River Dam Authority, Oklahoma Revenue Notes, (BHAC Insured), Series 2008
5.000% due 06/01/2017	100	113

OREGON 1.5%
Oregon Health & Science University Revenue Bonds, Series 2012
5.000% due 07/01/2026	575	642

PENNSYLVANIA 5.7%
Beaver County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2008
2.700% due 04/01/2035	100	101
Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2013
5.000% due 06/01/2023	500	563
Delaware River Port Authority, Pennsylvania Revenue Bonds, Series 2012
5.000% due 01/01/2023	525	576
Delaware River Port Authority, Pennsylvania Revenue Bonds, Series 2013
5.000% due 01/01/2027	1,000	1,133

		2,373

TENNESSEE 2.7%
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2026	1,000	1,117

62	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 14.2%
Corpus Christi, Texas Utility System Revenue Bonds, Series 2013
5.000% due 07/15/2028	$1,000	$1,118
Dallas Area Rapid Transit, Texas Revenue Bonds, Series 2012
5.000% due 12/01/2028	325	369
Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	690	816
Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2013
5.000% due 11/01/2027	500	559
Harris County, Texas Metropolitan Transit Authority Revenue Notes, Series 2011
5.000% due 11/01/2018	100	115
Katy Independent School District, Texas General Obligation Notes, (PSF/GTD Insured), Series 2012
5.000% due 02/15/2020	100	118
Lower Colorado River Authority, Texas Revenue Bonds, Series 2009
5.000% due 05/15/2023	800	875
North Central Texas Health Facility Development Corp. Revenue Bonds, Series 2012
5.000% due 08/15/2027	200	221
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2012
5.000% due 12/15/2026	400	425
Texas State General Obligation Bonds, Series 2013
5.000% due 08/01/2027	1,105	1,285

		5,901

VIRGINIA 5.5%
Loudoun County, Virginia General Obligation Bonds, Series 2013
5.000% due 12/01/2025	1,000	1,176

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Virginia College Building Authority Revenue Bonds, Series 2009
5.000% due 09/01/2020	$300	$340
Virginia Public Building Authority Revenue Bonds, Series 2013
5.000% due 08/01/2025	580	676
Virginia Resources Authority Revenue Bonds, Series 2012
5.000% due 11/01/2023	100	118

		2,310

WASHINGTON 1.2%
Central Puget Sound Regional Transit Authority, Washington Revenue Notes, Series 2012
5.000% due 11/01/2021	100	119
Pierce County, Washington School District No. 10 Tacoma General Obligation Notes, Series 2012
4.000% due 06/01/2020	100	111
Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2008
5.250% due 04/01/2019	150	178
Washington State General Obligation Notes, (AMBAC Insured), Series 2005
5.000% due 01/01/2015	100	103

		511

WISCONSIN 1.6%
Wisconsin State General Obligation Notes, Series 2011
5.000% due 05/01/2020	100	118
Wisconsin State Revenue Bonds, Series 2012
5.000% due 06/01/2023	100	120
WPPI Energy, Wisconsin Revenue Notes, Series 2013
5.000% due 07/01/2021	365	431

		669

Total Municipal Bonds & Notes (Cost $33,371)		33,413

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (a) 0.6%
		$270

U.S. TREASURY BILLS 0.3%
0.084% due 09/04/2014 (c)	$100	100

Total Short-Term Instruments (Cost $370)		370

Total Investments in Securities (Cost $33,741)		33,783

	SHARES
INVESTMENTS IN AFFILIATES 17.6%

SHORT-TERM INSTRUMENTS 17.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 17.6%
PIMCO Short-Term Floating NAV Portfolio	730,479	7,308

Total Short-Term Instruments (Cost $7,309)		7,308

Total Investments in Affiliates (Cost $7,309)		7,308

Total Investments 98.7% (Cost $41,050)		$41,091

Financial Derivative Instruments (b)(d) 0.0% (Cost or Premiums, net $0)		9

Other Assets and Liabilities, net 1.3%		550

Net Assets 100.0%		$41,650

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$270	Fannie Mae 2.260% due 10/17/2022	$(276)	$270	$270

Total Repurchase Agreements						$(276)	$270	$270

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	63

Schedule of Investments PIMCO National Intermediate Municipal Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$270	$0	$0	$0	$270	$(276)	$(6)

Total Borrowings and Other Financing Transactions	$270	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 30-Year Bond June Futures	Short	06/2014	8	$(15)	$2	$0

Total Futures Contracts				$(15)	$2	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	$1,500	$218	$79	$7	$0

Total Swap Agreements					$218	$79	$7	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(c)	Securities with an aggregate market value of $100 and cash of $74 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$2	$7	$9	$0	$0	$0	$0

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2
Swap Agreements	0	0	0	0	7	7

	$0	$0	$0	$0	$9	$9

64	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(3)	$(3)
Swap Agreements	0	0	0	0	71	71

	$0	$0	$0	$0	$68	$68

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(15)	$(15)
Swap Agreements	0	0	0	0	79	79

	$0	$0	$0	$0	$64	$64

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$115	$0	$115
California	0	1,888	0	1,888
Colorado	0	401	0	401
District of Columbia	0	386	0	386
Florida	0	979	0	979
Indiana	0	116	0	116
Louisiana	0	573	0	573
Massachusetts	0	1,799	0	1,799
Michigan	0	118	0	118
Minnesota	0	113	0	113
Missouri	0	883	0	883
Nebraska	0	869	0	869
New Hampshire	0	112	0	112
New Jersey	0	1,641	0	1,641
New Mexico	0	1,308	0	1,308
New York	0	4,576	0	4,576
North Carolina	0	1,494	0	1,494
Ohio	0	2,406	0	2,406
Oklahoma	0	113	0	113
Oregon	0	642	0	642
Pennsylvania	0	2,373	0	2,373

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Tennessee	0	1,117	0	1,117
Texas	0	5,901	0	5,901
Virginia	$0	$2,310	$0	$2,310
Washington	0	511	0	511
Wisconsin	0	669	0	669
Short-Term Instruments
Repurchase Agreements	0	270	0	270
U.S. Treasury Bills	0	100	0	100
	$0	$33,783	$0	$33,783

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$7,308	$0	$0	$7,308

Total Investments	$7,308	$33,783	$0	$41,091

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$2	$7	$0	$9

Totals	$7,310	$33,790	$0	$41,100

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	65

Schedule of Investments PIMCO New York Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.0%

MUNICIPAL BONDS & NOTES 94.6%

CALIFORNIA 0.2%
California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.750% due 11/01/2017	$160	$175

NEW YORK 94.4%
Babylon Industrial Development Agency, New York Revenue Notes, Series 2009
5.000% due 01/01/2018	1,000	1,129
Battery Park City Authority, New York Revenue Bonds, Series 2013
5.000% due 11/01/2030	3,000	3,445
Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2009
6.375% due 07/15/2043	750	809
Build NYC Resource Corp., New York Revenue Bonds, Series 2012
5.000% due 08/01/2032	1,000	1,053
East Rochester Housing Authority, New York Revenue Bonds, Series 2006
5.500% due 08/01/2033	100	93
Hempstead Town Local Development Corp., New York Revenue Bonds, Series 2011
4.625% due 07/01/2036	1,700	1,737
5.000% due 07/01/2041	1,500	1,564
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	5,000	5,499
Long Island Power Authority, New York Revenue Bonds, (NPFGC Insured), Series 2006
5.000% due 09/01/2023	1,000	1,063
Long Island Power Authority, New York Revenue Bonds, Series 2008
6.000% due 05/01/2033	2,000	2,258
Long Island Power Authority, New York Revenue Bonds, Series 2009
5.750% due 04/01/2039	1,500	1,677
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2005
5.000% due 11/15/2019	1,000	1,163
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2006
5.000% due 11/15/2035	1,000	1,028
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
5.000% due 11/15/2036	3,000	3,161
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2032	2,500	2,708
Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,500	1,598
New York City, New York General Obligation Bonds, Series 2005
5.000% due 08/01/2022	405	429
New York City, New York General Obligation Bonds, Series 2007
5.000% due 08/01/2019	1,000	1,124
New York City, New York General Obligation Bonds, Series 2009
5.000% due 08/01/2023	2,200	2,507
New York City, New York Industrial Development Agency Revenue Bonds, (AGC Insured), Series 2009
7.000% due 03/01/2049	500	573
New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 03/01/2031	750	763

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City, New York Industrial Development Agency Revenue Bonds, Series 2005
5.000% due 09/01/2035	$835	$839
5.500% due 01/01/2016	1,000	1,075
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2011
5.000% due 02/01/2027	3,500	3,927
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2013
5.000% due 11/01/2042	2,000	2,161
New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2008
5.000% due 04/01/2028	2,540	2,871
New York City, New York Water & Sewer System Revenue Bonds, Series 2008
5.875% due 06/15/2035	1,000	1,137
New York Liberty Development Corp. Revenue Bonds, Series 2010
5.125% due 01/15/2044	1,000	1,044
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 11/15/2044	75	78
5.750% due 11/15/2051	7,000	7,634
New York State Bridge Authority Revenue Bonds, Series 2012
4.000% due 01/01/2024	1,000	1,069
New York State Dormitory Authority Revenue Bonds, (BHAC/CR Insured), Series 2001
5.000% due 01/15/2026	1,000	1,082
New York State Dormitory Authority Revenue Bonds, (BHAC/CR/NPFGC Insured), Series 2007
5.000% due 02/15/2027	1,000	1,142
New York State Dormitory Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.250% due 07/01/2021	1,000	1,165
New York State Dormitory Authority Revenue Bonds, Series 2005
5.000% due 03/15/2035	750	771
New York State Dormitory Authority Revenue Bonds, Series 2006
5.000% due 12/15/2017	1,000	1,119
5.000% due 07/01/2026	500	523
New York State Dormitory Authority Revenue Bonds, Series 2007
5.000% due 07/01/2021	1,000	1,097
New York State Dormitory Authority Revenue Bonds, Series 2008
5.000% due 07/01/2029	2,500	2,766
5.000% due 07/01/2038	1,000	1,061
New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 03/15/2038	1,000	1,075
5.500% due 05/01/2037	400	427
New York State Dormitory Authority Revenue Bonds, Series 2010
5.000% due 07/01/2026	1,500	1,610
5.000% due 07/01/2035	500	535
5.500% due 07/01/2040	1,000	1,069
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 03/15/2027	3,500	3,922
6.000% due 07/01/2040	500	554
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 05/15/2026	2,000	2,255
5.000% due 12/15/2026	4,000	4,576
5.000% due 07/01/2042	5,500	5,851

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Dormitory Authority Revenue Bonds, Series 2013
5.000% due 05/01/2024	$500	$531
5.000% due 03/15/2028	3,000	3,427
New York State Environmental Facilities Corp. Revenue Bonds, Series 2004
5.000% due 06/15/2023	2,000	2,018
New York State Environmental Facilities Corp. Revenue Bonds, Series 2006
5.000% due 06/15/2024	3,200	3,488
New York State Environmental Facilities Corp. Revenue Bonds, Series 2009
5.000% due 06/15/2034	3,200	3,511
New York State Housing Finance Agency Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 09/15/2030	1,000	1,047
New York State Thruway Authority Revenue Bonds, (AGM Insured), Series 2005
4.750% due 01/01/2029	2,000	2,082
New York State Thruway Authority Revenue Bonds, Series 2012
5.000% due 03/15/2025	3,180	3,650
New York State Urban Development Corp. Revenue Bonds, Series 2013
5.000% due 03/15/2028	750	847
Niagara County, New York Industrial Development Agency Revenue Bonds, (GNMA/FHA Insured), Series 2006
5.000% due 07/20/2038	490	490
Oneida County, New York Industrial Development Agency Revenue Bonds, Series 2008
5.000% due 09/15/2028	2,640	2,903
Onondaga County, New York Revenue Notes, Series 2010
5.000% due 12/01/2019	250	289
Port Authority of New York & New Jersey Revenue Bonds, (AGM Insured), Series 2006
4.750% due 12/01/2026	3,000	3,141
Port Authority of New York & New Jersey Revenue Notes, Series 2010
5.000% due 12/01/2020	1,000	1,079
Rensselaer Municipal Leasing Corp., New York Revenue Notes, Series 2009
5.000% due 06/01/2019	1,000	1,004
Sales Tax Asset Receivable Corp., New York Revenue Bonds, (NPFGC Insured), Series 2004
5.250% due 10/15/2018	1,000	1,027
Saratoga County, New York Industrial Development Agency Revenue Notes, Series 2007
5.000% due 12/01/2017	280	290
Troy Capital Resource Corp., New York Revenue Bonds, Series 2010
5.125% due 09/01/2040	5,000	5,175
Troy Industrial Development Authority, New York Revenue Bonds, Series 2002
5.200% due 04/01/2037	2,750	2,906

		128,721

Total Municipal Bonds & Notes (Cost $121,330)		128,896

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (a) 0.4%
		600

Total Short-Term Instruments (Cost $600)		600

Total Investments in Securities (Cost $121,930)		129,496

66	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.0%

SHORT-TERM INSTRUMENTS 4.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.0%
PIMCO Short-Term Floating NAV Portfolio	542,260	$5,425

Total Short-Term Instruments (Cost $5,425)		5,425

Total Investments in Affiliates (Cost $5,425)		5,425

Total Investments 99.0% (Cost $127,355)		$134,921

Other Assets and Liabilities, net 1.0%		1,422

Net Assets 100.0%		$136,343

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$600	Fannie Mae 2.260% due 10/17/2022	$(614)	$600	$600

Total Repurchase Agreements						$(614)	$600	$600

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$600	$0	$0	$0	$600	$(614)	$(14)

Total Borrowings and Other Financing Transactions	$600	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	67

Schedule of Investments PIMCO New York Municipal Bond Fund (Cont.)

March 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(310)	$(310)

Over the counter
Swap Agreements	$0	$(211)	$0	$0	$0	$(211)

	$0	$(211)	$0	$0	$(310)	$(521)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$79	$79

Over the counter
Swap Agreements	$0	$193	$0	$0	$0	$193

	$0	$193	$0	$0	$79	$272

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$175	$0	$175
New York	0	128,721	0	128,721
Short-Term Instruments
Repurchase Agreements	0	600	0	600
	$0	$129,496	$0	$129,496

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,425	$0	$0	$5,425

Total Investments	$5,425	$129,496	$0	$134,921

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

68	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Short Duration Municipal Income Fund

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.2%

MUNICIPAL BONDS & NOTES 92.1%

ARIZONA 0.7%
Arizona Sports & Tourism Authority Revenue Notes, Series 2012
4.000% due 07/01/2016	$1,105	$1,171
Phoenix, Arizona General Obligation Notes, Series 2012
4.000% due 07/01/2017	1,000	1,101

		2,272

CALIFORNIA 15.9%
Bay Area Toll Authority, California Revenue Bonds, Series 2007
0.760% due 04/01/2047	5,000	5,031
Bay Area Toll Authority, California Revenue Bonds, Series 2008
0.965% due 04/01/2045	2,500	2,533
California Educational Facilities Authority Revenue Notes, Series 2010
0.860% due 10/01/2015	820	823
California Health Facilities Financing Authority Revenue Bonds, Series 2004
4.950% due 07/01/2026	750	759
California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.125% due 07/01/2022	770	802
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2013
0.340% due 10/01/2047	3,200	3,200
California State Department of Water Resources Revenue Notes, Series 2011
5.000% due 05/01/2015	3,000	3,155
Contra Costa Transportation Authority, California Revenue Bonds, Series 2012
0.474% due 03/01/2034	5,000	5,006
Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
5.000% due 01/15/2053	3,000	3,299
Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2010
4.000% due 07/01/2015	250	261
Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2013
5.000% due 07/01/2018	2,280	2,659
Los Angeles Department of Water & Power, California Revenue Notes, Series 2012
5.000% due 01/01/2016	4,500	4,814
Los Angeles Unified School District, California General Obligation Notes, Series 2011
4.000% due 07/01/2014	6,000	6,057
Morgan Hill Unified School District, California General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 08/01/2014	3,595	3,590
Santaluz Community Facilities District No. 2, California Special Tax Notes, Series 2011
3.000% due 09/01/2014	1,000	1,006
3.000% due 09/01/2015	1,115	1,129
South Placer Wastewater Authority, California Revenue Notes, Series 2011
0.890% due 11/01/2014	3,500	3,501
University of California Revenue Notes, Series 2010
5.000% due 05/15/2016	1,000	1,094

		48,719

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COLORADO 1.6%
University of Colorado Revenue Notes, (FGIC Insured), Series 2005
5.250% due 06/01/2014	$5,000	$5,042

CONNECTICUT 0.2%
Connecticut State Health & Educational Facility Authority Revenue Notes, Series 2012
3.000% due 07/01/2017	500	526

DISTRICT OF COLUMBIA 0.1%
District of Columbia Revenue Notes, Series 2011
3.000% due 04/01/2014	250	250

FLORIDA 3.2%
Citizens Property Insurance Corp., Florida Revenue Notes, Series 2012
5.000% due 06/01/2016	5,000	5,453
Florida Municipal Power Agency Revenue Notes, Series 2011
2.125% due 04/01/2014	175	175
3.000% due 10/01/2014	125	127
Miami-Dade County, Florida General Obligation Notes, Series 2010
5.000% due 07/01/2014	1,000	1,012
Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2008
5.250% due 10/01/2018	1,000	1,166
Palm Beach County, Florida Revenue Notes, Series 2012
5.000% due 06/01/2016	1,600	1,754

		9,687

GEORGIA 6.7%
Atlanta Department of Aviation, Georgia Revenue Notes, Series 2010
5.000% due 01/01/2018	1,265	1,442
Burke County, Georgia Development Authority Revenue Bonds, Series 1994
2.200% due 10/01/2032	5,000	5,007
2.300% due 10/01/2032	1,500	1,500
Burke County, Georgia Development Authority Revenue Bonds, Series 2008
1.400% due 11/01/2048	4,000	4,031
Burke County, Georgia Development Authority Revenue Bonds, Series 2012
1.750% due 12/01/2049	3,000	3,033
Floyd County, Georgia Development Authority Revenue Notes, Series 2012
0.850% due 07/01/2022	2,000	2,005
Metropolitan Atlanta Rapid Transit Authority, Georgia Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 07/01/2016	1,100	1,208
Private Colleges & Universities Authority, Georgia Revenue Notes, Series 2011
5.000% due 09/01/2016	2,040	2,258

		20,484

HAWAII 0.2%
Hawaii Pacific Health Revenue Notes, Series 2010
5.000% due 07/01/2014	475	480

ILLINOIS 2.9%
Chicago Board of Education, Illinois General Obligation Notes, (AGM Insured), Series 2006
5.000% due 12/01/2014	300	310

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chicago, Illinois O’Hare International Airport Revenue Notes, Series 2011
3.000% due 01/01/2015	$1,000	$1,020
Illinois Finance Authority Revenue Bonds, Series 2010
2.125% due 03/01/2030	500	502
Illinois State Revenue Notes, Series 2010
5.000% due 06/15/2016	1,000	1,093
Illinois Unemployment Compensation Trust Fund Revenue Notes, Series 2012
5.000% due 06/15/2014	4,400	4,442
Melrose Park Village, Illinois General Obligation Bonds, (NPFGC Insured), Series 2004
6.750% due 12/15/2016	100	109
Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2010
5.125% due 06/01/2019	1,110	1,282

		8,758

MARYLAND 1.1%
Maryland Community Development Administration Revenue Bonds, Series 2011
1.010% due 03/01/2036	150	151
Maryland Health & Higher Educational Facilities Authority Revenue Notes, Series 2013
4.000% due 07/01/2016	490	524
5.000% due 07/01/2017	450	505
Maryland State General Obligation Notes, Series 2013
4.500% due 08/01/2017	2,000	2,244

		3,424

MASSACHUSETTS 3.6%
Commonwealth of Massachusetts General Obligation Bonds, Series 2006
0.070% due 03/01/2026	5,000	5,000
Commonwealth of Massachusetts General Obligation Notes, Series 2007
5.000% due 11/01/2015	1,980	2,128
Commonwealth of Massachusetts General Obligation Notes, Series 2013
0.420% due 02/01/2017	1,000	1,002
Massachusetts Development Finance Agency Revenue Notes, Series 2012
2.000% due 10/01/2014	1,425	1,429
Massachusetts State College Building Authority Revenue Notes, Series 2014
5.000% due 05/01/2019	1,330	1,556

		11,115

MICHIGAN 3.8%
Michigan Finance Authority Revenue Notes, Series 2012
5.000% due 07/01/2017	5,000	5,707
Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
1.500% due 11/15/2047	5,000	5,077
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2007
5.125% due 06/01/2022	495	436
Michigan Trunk Line State Revenue Notes, Series 2012
5.000% due 11/15/2017	500	571

		11,791

MINNESOTA 0.8%
Rochester, Minnesota Revenue Bonds, Series 2011
4.000% due 11/15/2030	2,150	2,388

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	69

Schedule of Investments PIMCO Short Duration Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MISSOURI 0.3%
Missouri Development Finance Board Revenue Notes, Series 2012
4.000% due 12/01/2016	$1,000	$1,082

NEVADA 1.5%
Nevada State Revenue Notes, Series 2013
5.000% due 12/01/2017	4,000	4,586

NEW HAMPSHIRE 0.4%
Merrimack County, New Hampshire General Obligation Notes, Series 2012
4.000% due 12/01/2016	1,020	1,092

NEW JERSEY 1.6%
New Jersey Building Authority Revenue Notes, Series 2011
5.000% due 06/15/2016	1,500	1,644
New Jersey Economic Development Authority Revenue Notes, Series 2012
5.000% due 06/15/2014	750	757
New Jersey State Turnpike Authority Revenue Notes, Series 2013
5.000% due 01/01/2017	525	583
5.000% due 01/01/2018	400	455
New Jersey Transportation Trust Fund Authority Revenue Bonds, (AGM Insured), Series 2001
5.750% due 12/15/2014	1,465	1,523

		4,962

NEW YORK 12.3%
Amherst Development Corp., New York Revenue Notes, (AGM Insured), Series 2010
4.000% due 10/01/2016	1,135	1,207
Build NYC Resource Corp., New York Revenue Notes, Series 2012
4.000% due 08/01/2014	940	950
4.000% due 08/01/2015	700	729
5.000% due 08/01/2016	800	861
5.000% due 08/01/2017	650	708
Metropolitan Transportation Authority, New York Revenue Notes, Series 2006
5.000% due 11/15/2015	140	151
Monroe County Industrial Development Corp., New York Revenue Notes, (FHA Insured), Series 2010
5.000% due 02/15/2016	1,335	1,446
New York City, New York General Obligation Bonds, Series 2005
5.000% due 08/01/2022	1,365	1,451
New York City, New York General Obligation Notes, Series 2009
5.000% due 08/01/2015	7,680	8,168
New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2009
1.350% due 01/01/2036	4,400	4,429
New York Local Government Assistance Corp. Revenue Bonds, Series 1993
5.500% due 04/01/2017	1,250	1,382
New York State Dormitory Authority Revenue Notes, (SONYMA Insured), Series 2010
4.000% due 07/01/2016	845	888
New York State Dormitory Authority Revenue Notes, Series 2010
3.750% due 10/01/2014	295	299
5.000% due 07/01/2016	1,000	1,094
New York State Dormitory Authority Revenue Notes, Series 2012
3.000% due 05/15/2014	1,000	1,004

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Energy Research & Development Authority Revenue Notes, Series 2011
2.125% due 03/15/2015	$4,500	$4,544
New York State Thruway Authority Revenue Bonds, Series 2007
5.000% due 04/01/2017	100	112
New York State Thruway Authority Revenue Notes, Series 2012
4.000% due 04/01/2015	2,000	2,076
New York State Thruway Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	3,500	4,045
St. Lawrence County, New York Industrial Development Agency Revenue Notes, Series 2009
4.000% due 10/01/2014	1,500	1,527
Triborough Bridge & Tunnel Authority, New York Revenue Notes, Series 2012
4.000% due 11/15/2016	500	544

		37,615

NORTH CAROLINA 2.6%
Charlotte, North Carolina Certificates of Participation Notes, Series 2009
4.000% due 06/01/2014	300	302
North Carolina Eastern Municipal Power Agency Revenue Notes, Series 2012
5.000% due 01/01/2016	1,340	1,443
North Carolina Municipal Power Agency No. 1 Revenue Notes, Series 2012
5.000% due 01/01/2015	2,625	2,716
North Carolina State Revenue Notes, Series 2013
5.000% due 05/01/2018	3,000	3,456

		7,917

OHIO 5.6%
American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2017	1,000	1,106
Bowling Green State University, Ohio Revenue Notes, Series 2010
3.000% due 06/01/2014	500	502
Cleveland, Ohio General Obligation Notes, Series 2012
4.000% due 12/01/2015	1,000	1,060
Kent State University, Ohio Revenue Notes, Series 2012
4.000% due 05/01/2016	1,000	1,062
Ohio Air Quality Development Authority Revenue Bonds, Series 2006
3.750% due 12/01/2023	7,650	7,776
Ohio Higher Educational Facility Commission Revenue Notes, Series 2009
5.000% due 10/01/2014	1,060	1,085
Ohio Higher Educational Facility Commission Revenue Notes, Series 2012
5.000% due 01/01/2017	2,000	2,219
Ohio State Building Authority Revenue Notes, Series 2011
5.000% due 10/01/2014	2,035	2,084
Ohio State General Obligation Notes, Series 2012
5.000% due 09/15/2019	100	118

		17,012

OREGON 2.1%
Oregon State Facilities Authority Revenue Notes, Series 2011
5.250% due 05/01/2019	920	1,077

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tri-County Metropolitan Transportation District, Oregon Revenue Notes, Series 2013
4.000% due 11/01/2017	$5,000	$5,329

		6,406

PENNSYLVANIA 5.0%
Allegheny County, Pennsylvania Hospital Development Authority Revenue Notes, Series 2010
5.000% due 05/15/2014	1,000	1,006
Beaver County, Pennsylvania Hospital Authority Revenue Notes, Series 2012
5.000% due 05/15/2017	1,460	1,622
Beaver County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2008
2.700% due 04/01/2035	2,100	2,119
Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
1.750% due 12/01/2033	2,500	2,553
Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2012
5.000% due 07/01/2017	3,185	3,608
5.000% due 07/01/2018	2,875	3,333
Philadelphia, Pennsylvania Airport Revenue Notes, Series 2010
5.000% due 06/15/2014	945	955

		15,196

SOUTH CAROLINA 0.6%
South Carolina State General Obligation Notes, Series 2012
5.000% due 04/01/2016	1,750	1,911

TENNESSEE 3.2%
Memphis, Tennessee Electric System Revenue Notes, Series 2010
5.000% due 12/01/2016	4,325	4,816
Metropolitan Government of Nashville & Davidson County, Tennessee Health & Educational Facilities Board Revenue Notes, Series 2012
5.000% due 10/01/2017	2,000	2,279
Tennessee Energy Acquisition Corp. Revenue Notes, Series 2006
5.000% due 09/01/2015	2,450	2,569

		9,664

TEXAS 9.1%
Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2013
5.000% due 11/01/2018	1,275	1,472
Harris County, Texas Metropolitan Transit Authority Revenue Notes, Series 2011
5.000% due 11/01/2015	5,560	5,975
Houston, Texas Utility System Revenue Notes, Series 2011
5.000% due 11/15/2014	2,000	2,060
Lower Colorado River Authority, Texas Revenue Notes, Series 2010
5.000% due 05/15/2015	550	579
Lower Colorado River Authority, Texas Revenue Notes, Series 2012
5.000% due 05/15/2016	1,000	1,091
5.000% due 05/15/2018	500	573
Lower Colorado River Authority, Texas Revenue Notes, Series 2013
5.000% due 05/15/2017	5,000	5,606
North Central Texas Health Facility Development Corp. Revenue Notes, Series 2012
5.000% due 08/15/2017	1,000	1,128

70	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Northside Independent School District, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2010
1.200% due 08/01/2040	$5,000	$5,000
San Antonio, Texas Water System Revenue Bonds, Series 2013
0.740% due 05/01/2043	3,000	2,999
Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2012
5.000% due 12/15/2017	1,145	1,256

		27,739

VIRGINIA 2.7%
Virginia Public Building Authority Revenue Notes, Series 2009
5.000% due 08/01/2014	1,500	1,524
Virginia Public School Authority Revenue Bonds, Series 2005
5.250% due 08/01/2016	5,000	5,549
Virginia Resources Authority Revenue Notes, Series 2012
5.000% due 11/01/2017	1,000	1,138

		8,211

WASHINGTON 3.4%
Energy Northwest, Washington Revenue Notes, Series 2007
5.000% due 07/01/2015	2,115	2,241

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Energy Northwest, Washington Revenue Notes, Series 2008
5.250% due 07/01/2016	$3,800	$4,206
Energy Northwest, Washington Revenue Notes, Series 2012
5.000% due 07/01/2017	2,500	2,830
Washington State General Obligation Notes, Series 2012
5.000% due 07/01/2017	1,125	1,277

		10,554

WEST VIRGINIA 0.5%
West Virginia Economic Development Authority Revenue Bonds, Series 2010
3.125% due 03/01/2043	1,500	1,517

WISCONSIN 0.4%
Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2010
5.000% due 04/15/2014	1,390	1,392

Total Municipal Bonds & Notes (Cost $279,991)		281,792

SHORT-TERM INSTRUMENTS 5.1%

REPURCHASE AGREEMENTS (a) 0.2%
		578

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 4.9%
Texas State Revenue Notes, Series 2013
2.000% due 08/28/2014	$15,000	$15,116

Total Short-Term Instruments (Cost $15,689)		15,694

Total Investments in Securities (Cost $295,680)		297,486

	SHARES
INVESTMENTS IN AFFILIATES 0.7%

SHORT-TERM INSTRUMENTS 0.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.7%
PIMCO Short-Term Floating NAV Portfolio	221,966	2,221

Total Short-Term Instruments (Cost $2,221)		2,221

Total Investments in Affiliates (Cost $2,221)		2,221

Total Investments 97.9% (Cost $297,901)		$299,707

Other Assets and Liabilities, net 2.1%		6,365

Net Assets 100.0%		$306,072

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$578	Fannie Mae 2.260% due 10/17/2022	$(590)	$578	$578

Total Repurchase Agreements						$(590)	$578	$578

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$578	$0	$0	$0	$578	$(590)	$(12)

Total Borrowings and Other Financing Transactions	$578	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	71

Schedule of Investments PIMCO Short Duration Municipal Income Fund (Cont.)

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$2,272	$0	$2,272
California	0	48,719	0	48,719
Colorado	0	5,042	0	5,042
Connecticut	0	526	0	526
District of Columbia	0	250	0	250
Florida	0	9,687	0	9,687
Georgia	0	20,484	0	20,484
Hawaii	0	480	0	480
Illinois	0	8,758	0	8,758
Maryland	0	3,424	0	3,424
Massachusetts	0	11,115	0	11,115
Michigan	0	11,791	0	11,791
Minnesota	0	2,388	0	2,388
Missouri	0	1,082	0	1,082
Nevada	0	4,586	0	4,586
New Hampshire	0	1,092	0	1,092
New Jersey	0	4,962	0	4,962
New York	0	37,615	0	37,615
North Carolina	0	7,917	0	7,917
Ohio	0	17,012	0	17,012

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Oregon	$0	$6,406	$0	$6,406
Pennsylvania	0	15,196	0	15,196
South Carolina	0	1,911	0	1,911
Tennessee	0	9,664	0	9,664
Texas	0	27,739	0	27,739
Virginia	0	8,211	0	8,211
Washington	0	10,554	0	10,554
West Virginia	0	1,517	0	1,517
Wisconsin	0	1,392	0	1,392
Short-Term Instruments
Repurchase Agreements	0	578	0	578
Short-Term Notes	0	15,116	0	15,116
	$0	$297,486	$0	$297,486

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,221	$0	$0	$2,221

Total Investments	$2,221	$297,486	$0	$299,707

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

72	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Tax Managed Real Return Fund

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.7%

MUNICIPAL BONDS & NOTES 96.3%

ARIZONA 1.0%
Arizona Health Facilities Authority Revenue Notes, Series 2008
5.000% due 01/01/2016	$300	$323
Mesa, Arizona Revenue Bonds, (FGIC Insured), Series 2002
5.250% due 07/01/2017	95	108
Mesa, Arizona Revenue Bonds, (NPFGC/FGIC Insured), Series 2002
5.250% due 07/01/2017	155	177

		608

CALIFORNIA 7.3%
California State Department of Water Resources Revenue Bonds, Series 2010
5.000% due 05/01/2022	350	409
California State General Obligation Bonds, Series 2009
5.000% due 07/01/2022	250	275
California State General Obligation Notes, Series 2009
5.000% due 07/01/2018	1,450	1,683
Los Angeles Department of Airports, California Revenue Bonds, Series 2008
5.000% due 05/15/2019	500	567
Northern California Power Agency Revenue Bonds, Series 2010
5.000% due 07/01/2021	250	288
Orange County, California Public Financing Authority Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 07/01/2016	20	22
San Francisco, California City & County Airports Commission Revenue Bonds, Series 2011
5.500% due 05/01/2021	55	67
Southern California Public Power Authority Revenue Notes, Series 2011
5.000% due 07/01/2019	500	590
University of California Revenue Bonds, Series 2012
5.000% due 05/15/2023	520	614

		4,515

FLORIDA 4.4%
Citizens Property Insurance Corp., Florida Revenue Notes, Series 2012
5.000% due 06/01/2016	1,000	1,091
Florida State General Obligation Bonds, Series 2011
5.000% due 06/01/2022	1,000	1,173
Miami-Dade County, Florida Aviation Revenue Bonds, Series 2010
5.375% due 10/01/2035	250	265
Miami-Dade County, Florida Transit System Sales Surtax Revenue Bonds, (AGM Insured), Series 2008
5.000% due 07/01/2018	150	172

		2,701

GEORGIA 1.7%
Atlanta, Georgia Department of Aviation Revenue Notes, Series 2010
5.000% due 01/01/2019	500	579
Burke County, Georgia Development Authority Revenue Bonds, Series 1994
2.200% due 10/01/2032	500	501

		1,080

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 0.5%
Cook County, Illinois General Obligation Bonds, Series 2009
5.000% due 11/15/2021	$300	$333

INDIANA 3.4%
Indiana Finance Authority Revenue Notes, Series 2011
5.000% due 10/01/2020	1,000	1,177
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, Series 2009
5.000% due 02/01/2020	300	343
Whiting, Indiana Revenue Bonds, Series 2009
5.250% due 01/01/2021	500	588

		2,108

IOWA 0.4%
University of Iowa Facilities Corp. Revenue Notes, Series 2009
5.000% due 06/01/2017	240	271

LOUISIANA 0.4%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Notes, Series 2010
5.000% due 10/01/2017	250	272

MASSACHUSETTS 5.2%
Commonwealth of Massachusetts General Obligation Bonds, (SGI Insured), Series 2003
1.471% due 12/01/2014	400	407
Commonwealth of Massachusetts Revenue Bonds, (FGIC Insured), Series 2004
1.401% due 01/01/2018	500	506
Massachusetts State College Building Authority Revenue Bonds, (GTD Insured), Series 2012
5.000% due 05/01/2024	1,000	1,173
Massachusetts Water Resources Authority Revenue Bonds, Series 2009
5.000% due 08/01/2021	1,000	1,152

		3,238

MICHIGAN 3.5%
Michigan Finance Authority Revenue Notes, Series 2012
5.000% due 07/01/2017	1,000	1,142
Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
1.500% due 11/15/2047	1,000	1,015

		2,157

MISSISSIPPI 0.7%
Mississippi Development Bank Revenue Notes, Series 2010
5.000% due 08/01/2016	400	437

MISSOURI 5.1%
Missouri Highway & Transportation Commission Revenue Notes, Series 2007
5.000% due 05/01/2017	350	395
Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 1996
0.080% due 09/01/2030	1,200	1,200
Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 2003
0.070% due 02/15/2033	1,000	1,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 2004
0.070% due 02/15/2034	$570	$570

		3,165

NEBRASKA 1.8%
Omaha Public Power District, Nebraska Revenue Bonds, Series 2011
5.000% due 02/01/2025	1,000	1,137

NEW JERSEY 4.6%
New Jersey Building Authority Revenue Notes, Series 2007
5.000% due 06/15/2016	450	493
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
5.000% due 07/01/2023	1,000	1,120
New Jersey Transportation Trust Fund Authority Revenue Bonds, (NPFGC Insured), Series 2004
5.500% due 12/15/2017	500	578
New Jersey Transportation Trust Fund Authority Revenue Bonds, (NPFGC Insured), Series 2005
5.250% due 12/15/2016	605	656

		2,847

NEW MEXICO 0.9%
New Mexico State Revenue Notes, Series 2010
5.000% due 07/01/2017	500	567

NEW YORK 19.4%
Monroe County Industrial Development Corp., New York Revenue Notes, (FHA Insured), Series 2010
5.000% due 02/15/2016	375	406
New York City, New York General Obligation Bonds, Series 2009
5.000% due 08/01/2020	700	800
5.250% due 03/01/2021	1,000	1,155
New York City, New York General Obligation Bonds, Series 2012
0.060% due 04/01/2042	1,000	1,000
New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
2.469% due 03/01/2027	450	358
New York City, New York Transitional Finance Authority Building Aid Revenue Notes, Series 2009
5.000% due 01/15/2018	300	342
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2002
0.070% due 11/01/2022	750	750
New York City, New York Water & Sewer System Revenue Notes, Series 2011
5.000% due 06/15/2020	500	589
New York State Dormitory Authority Revenue Bonds, (FGIC Insured), Series 2005
5.500% due 07/01/2018	500	585
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 03/15/2023	750	866
New York State Dormitory Authority Revenue Notes, Series 2012
5.000% due 12/15/2019	500	588
New York State Thruway Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	500	578
New York State Urban Development Corp. Revenue Bonds, (AMBAC Insured), Series 2004
5.500% due 03/15/2017	500	569

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	73

Schedule of Investments PIMCO Tax Managed Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Urban Development Corp. Revenue Bonds, Series 2010
5.000% due 01/01/2021	$1,350	$1,531
New York State Urban Development Corp. Revenue Notes, Series 2010
5.000% due 01/01/2019	1,000	1,151
5.000% due 03/15/2019	250	291
Onondaga County, New York Revenue Notes, Series 2011
3.000% due 12/01/2017	450	476

		12,035

NORTH CAROLINA 1.4%
North Carolina Medical Care Commission Revenue Notes, Series 2010
5.000% due 06/01/2018	250	286
5.000% due 07/01/2018	500	562

		848

OHIO 9.9%
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2012
5.000% due 02/15/2024	540	601
Greene County, Ohio General Obligation Notes, Series 2010
5.000% due 12/01/2018	125	143
Kent State University, Ohio Revenue Bonds, Series 2012
5.000% due 05/01/2023	600	684
Miami University/Oxford, Ohio Revenue Notes, Series 2010
5.000% due 09/01/2016	400	439
Ohio Air Quality Development Authority Revenue Bonds, Series 2006
3.750% due 12/01/2023	500	508
Ohio State Building Authority Revenue Notes, Series 2011
5.000% due 10/01/2019	1,000	1,168
Ohio State General Obligation Notes, Series 2012
5.000% due 09/15/2020	1,000	1,183
Ohio State Water Development Authority Revenue Notes, Series 2010
5.000% due 12/01/2016	250	280
University of Akron, Ohio Revenue Notes, (AGM Insured), Series 2010
5.000% due 01/01/2019	1,000	1,145

		6,151

OREGON 0.5%
Portland, Oregon Sewer System Revenue Notes, Series 2010
5.000% due 03/01/2019	250	292

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 3.2%
Pennsylvania Turnpike Commission Revenue Bonds, Series 2013
5.000% due 12/01/2024	$500	$560
Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2002
0.080% due 07/01/2025	980	980
Philadelphia, Pennsylvania Water & Wastewater Revenue Notes, (AGM Insured), Series 2010
5.000% due 08/01/2016	400	442

		1,982

SOUTH CAROLINA 0.4%
Lexington County School District No. 1, South Carolina General Obligation Bonds, (SCSDE), Series 2001
5.125% due 03/01/2020	200	225

TENNESSEE 1.1%
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2026	595	665

TEXAS 10.1%
Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	750	886
Garland Independent School District, Texas General Obligation Notes, (PSF/GTD Insured), Series 2012
5.000% due 02/15/2021	1,000	1,187
Houston, Texas General Obligation Bonds, Series 2010
5.000% due 03/01/2021	1,000	1,151
Houston, Texas Utility System Revenue Bonds, Series 2011
5.000% due 11/15/2021	750	877
Houston, Texas Utility System Revenue Notes, Series 2011
5.000% due 11/15/2017	1,000	1,144
Lower Neches Valley Authority Industrial Development Corp., Texas Revenue Bonds, Series 2012
0.050% due 05/01/2046	1,000	1,000

		6,245

VIRGINIA 4.8%
Henrico County, Virginia General Obligation Bonds, Series 2011
3.000% due 08/01/2024	750	757
Virginia Public Building Authority Revenue Notes, Series 2011
5.000% due 08/01/2021	500	593
Virginia Resources Authority Revenue Notes, Series 2009
5.000% due 10/01/2018	150	175

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Virginia Resources Authority Revenue Notes, Series 2011
5.000% due 11/01/2020	$500	$590
Virginia Resources Authority Revenue Notes, Series 2012
5.000% due 11/01/2020	750	893

		3,008

WASHINGTON 4.1%
Pierce County, Washington School District No. 10 Tacoma General Obligation Bonds, Series 2012
5.000% due 12/01/2023	750	889
Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2011
5.000% due 02/01/2024	225	257
Seattle, Washington Municipal Light & Power Revenue Notes, Series 2010
5.000% due 02/01/2020	1,000	1,179
Washington State General Obligation Notes, Series 2008
5.000% due 01/01/2017	200	224

		2,549

WISCONSIN 0.5%
Milwaukee, Wisconsin General Obligation Notes, Series 2010
5.000% due 02/01/2018	250	285

Total Municipal Bonds & Notes (Cost $57,969)		59,721

SHORT-TERM INSTRUMENTS 6.4%

REPURCHASE AGREEMENTS (b) 4.4%
		2,744

U.S. TREASURY BILLS 2.0%
0.074% due 04/17/2014 - 08/21/2014 (a)(d)	1,263	1,263

Total Short-Term Instruments (Cost $4,007)		4,007

Total Investments in Securities (Cost $61,976)		63,728

Total Investments 102.7% (Cost $61,976)		$63,728

Financial Derivative Instruments (c) (2.7%) (Cost or Premiums, net $152)		(1,702)

Other Assets and Liabilities, net 0.0%		(1)

Net Assets 100.0%		$62,025

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.

74	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$2,744	Fannie Mae 2.260% due 10/17/2022	$(2,803)	$2,744	$2,744

Total Repurchase Agreements						$(2,803)	$2,744	$2,744

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$2,744	$0	$0	$0	$2,744	$(2,803)	$(59)

Total Borrowings and Other Financing Transactions	$2,744	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Receive	3-Month USD-CPURNSA Index	2.085%	10/11/2017	$	3,200	$0	$(26)	$0	$(26)
	Receive	3-Month USD-CPURNSA Index	2.037%	12/31/2017		400	0	(1)	0	(1)
	Receive	3-Month USD-CPURNSA Index	2.515%	11/01/2020		1,250	1	(40)	0	(39)
	Receive	3-Month USD-CPURNSA Index	2.385%	11/01/2021		5,293	0	(140)	0	(140)

DUB	Receive	3-Month USD-CPURNSA Index	2.023%	11/01/2014		600	0	(3)	0	(3)
	Receive	3-Month USD-CPURNSA Index	2.181%	11/01/2015		600	0	(11)	0	(11)
	Receive	3-Month USD-CPURNSA Index	1.800%	01/17/2016		3,200	(1)	0	0	(1)
	Receive	3-Month USD-CPURNSA Index	2.301%	11/01/2016		600	0	(18)	0	(18)
	Receive	3-Month USD-CPURNSA Index	1.935%	01/20/2017		400	0	(1)	0	(1)
	Receive	3-Month USD-CPURNSA Index	2.392%	11/01/2017		600	0	(23)	0	(23)
	Receive	3-Month USD-CPURNSA Index	2.460%	11/01/2018		600	0	(27)	0	(27)
	Receive	3-Month USD-CPURNSA Index	2.512%	11/01/2019		600	0	(29)	0	(29)
	Receive	3-Month USD-CPURNSA Index	2.515%	11/01/2020		600	0	(19)	0	(19)
	Receive	3-Month USD-CPURNSA Index	2.385%	11/01/2021		600	0	(16)	0	(16)

MYC	Receive	3-Month USD-CPURNSA Index	2.023%	11/01/2014		6,793	31	(68)	0	(37)
	Receive	3-Month USD-CPURNSA Index	2.181%	11/01/2015		6,793	31	(156)	0	(125)
	Receive	3-Month USD-CPURNSA Index	2.301%	11/01/2016		6,792	31	(233)	0	(202)
	Receive	3-Month USD-CPURNSA Index	2.460%	11/01/2018		6,792	31	(335)	0	(304)
	Receive	3-Month USD-CPURNSA Index	2.512%	11/01/2019		6,792	(13)	(319)	0	(332)
	Receive	3-Month USD-CPURNSA Index	2.515%	11/01/2020		5,543	35	(207)	0	(172)
	Receive	3-Month USD-CPURNSA Index	2.385%	11/01/2021		1,500	6	(45)	0	(39)
	Receive	3-Month USD-CPURNSA Index	2.535%	06/05/2023		1,500	0	(34)	0	(34)
	Receive	3-Month USD-CPURNSA Index	2.520%	11/01/2023		6,300	0	(84)	0	(84)

UAG	Receive	3-Month USD-CPURNSA Index	2.215%	01/17/2019		3,000	0	(19)	0	(19)

							$152	$(1,854)	$0	$(1,702)

Total Swap Agreements							$152	$(1,854)	$0	$(1,702)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	75

Schedule of Investments PIMCO Tax Managed Real Return Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(d)	Securities with an aggregate market value of $1,263 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BRC	$0	$0	$0	$0	$0	$0	$(206)	$(206)	$(206)	$0	$(206)
DUB	0	0	0	0	0	0	(148)	(148)	(148)	110	(38)
MYC	0	0	0	0	0	0	(1,329)	(1,329)	(1,329)	873	(456)
UAG	0	0	0	0	0	0	(19)	(19)	(19)	0	(19)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(1,702)	$(1,702)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$0	$0	$1,702	$1,702

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$0	$0	$(295)	$(295)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$0	$0	$(1,801)	$(1,801)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

76	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$608	$0	$608
California	0	4,515	0	4,515
Florida	0	2,701	0	2,701
Georgia	0	1,080	0	1,080
Illinois	0	333	0	333
Indiana	0	2,108	0	2,108
Iowa	0	271	0	271
Louisiana	0	272	0	272
Massachusetts	0	3,238	0	3,238
Michigan	0	2,157	0	2,157
Mississippi	0	437	0	437
Missouri	0	3,165	0	3,165
Nebraska	0	1,137	0	1,137
New Jersey	0	2,847	0	2,847
New Mexico	0	567	0	567
New York	0	12,035	0	12,035
North Carolina	0	848	0	848
Ohio	0	6,151	0	6,151

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Oregon	$0	$292	$0	$292
Pennsylvania	0	1,982	0	1,982
South Carolina	0	225	0	225
Tennessee	0	665	0	665
Texas	0	6,245	0	6,245
Virginia	0	3,008	0	3,008
Washington	0	2,549	0	2,549
Wisconsin	0	285	0	285
Short-Term Instruments
Repurchase Agreements	0	2,744	0	2,744
U.S. Treasury Bills	0	1,263	0	1,263

Total Investments	$0	$63,728	$0	$63,728

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1,702)	$0	$(1,702)

Totals	$0	$62,026	$0	$62,026

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	77

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.9%

BANK LOAN OBLIGATIONS 0.5%
Biomet, Inc.
3.654% due 07/25/2017		$1,390	$1,393
Dell, Inc.
3.750% due 10/29/2018		95	95
Gardner Denver, Inc.
4.250% due 07/30/2020		597	597

Total Bank Loan Obligations (Cost $2,075)			2,085

CORPORATE BONDS & NOTES 5.4%

BANKING & FINANCE 2.2%
Abbey National Treasury Services PLC
4.000% due 04/27/2016		1,300	1,379
AGFC Capital Trust
6.000% due 01/15/2067		100	85
Ally Financial, Inc.
2.750% due 01/30/2017		200	203
5.500% due 02/15/2017		400	436
8.300% due 02/12/2015		700	742
American International Group, Inc.
8.175% due 05/15/2068		600	791
Bank of America Corp.
5.000% due 01/15/2015		100	103
6.400% due 08/28/2017		100	115
Citigroup, Inc.
3.953% due 06/15/2016		200	212
4.587% due 12/15/2015		100	106
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		282	292
Morgan Stanley
5.950% due 12/28/2017		600	686
QBE Capital Funding Ltd.
7.250% due 05/24/2041		600	643
Royal Bank of Scotland Group PLC
6.666% due 10/05/2017 (e)	CAD	100	92
6.990% due 10/05/2017 (e)		$2,050	2,235
SLM Corp.
6.250% due 01/25/2016		300	324
Springleaf Finance Corp.
5.750% due 09/15/2016		100	106
Stone Street Trust
5.902% due 12/15/2015		500	538
UBS AG
7.625% due 08/17/2022		300	352
Union Bank N.A.
2.625% due 09/26/2018		300	306
Weyerhaeuser Co.
7.375% due 10/01/2019		200	243

			9,989

INDUSTRIALS 0.7%
America Movil S.A.B. de C.V.
3.125% due 07/16/2022		600	574
Aviation Capital Group Corp.
3.875% due 09/27/2016		500	518
Big Heart Pet Brands
7.625% due 02/15/2019		104	109
Fresnillo PLC
5.500% due 11/13/2023		300	303
General Electric Co.
2.700% due 10/09/2022		400	388
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020		300	296

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UAL Pass-Through Trust
10.400% due 05/01/2018	$139	$158
Wynn Macau Ltd.
5.250% due 10/15/2021	950	969

		3,315

UTILITIES 2.5%
Embarq Corp.
7.995% due 06/01/2036	2,600	2,720
FirstEnergy Corp.
4.250% due 03/15/2023	200	194
Saudi Electricity Global Sukuk Co.
3.473% due 04/08/2023	1,000	980
5.060% due 04/08/2043	3,000	2,857
Verizon Communications, Inc.
3.650% due 09/14/2018	700	746
4.500% due 09/15/2020	600	653
6.400% due 09/15/2033	900	1,072
6.550% due 09/15/2043	1,500	1,832

		11,054

Total Corporate Bonds & Notes (Cost $22,366)		24,358

MUNICIPAL BONDS & NOTES 71.2%

ALASKA 1.0%
Valdez, Alaska Revenue Bonds, Series 2003
5.000% due 01/01/2021	4,000	4,638

ARIZONA 0.6%
Mesa, Arizona General Obligation Bonds, (FGIC Insured), Series 2004
5.000% due 07/01/2018	500	570
University of Arizona Revenue Bonds, Series 2011
5.000% due 08/01/2025	2,095	2,348

		2,918

CALIFORNIA 7.9%
Bay Area Toll Authority, California Revenue Bonds, Series 2008
0.965% due 04/01/2045	5,000	5,066
Bay Area Toll Authority, California Revenue Bonds, Series 2012
5.000% due 04/01/2024	1,000	1,180
California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.500% due 11/15/2040	7,500	8,374
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2008
0.070% due 09/01/2037	6,700	6,700
California State Department of Water Resources Revenue Bonds, Series 2010
5.000% due 05/01/2022	3,000	3,509
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	400	536
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	1,000	1,178
California State General Obligation Bonds, Series 2008
5.000% due 04/01/2018	2,500	2,875
California State General Obligation Notes, Series 2008
5.000% due 04/01/2015	125	131
California State General Obligation Notes, Series 2009
5.500% due 04/01/2018	500	585

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hartnell Community College District, California General Obligation Bonds, Series 2009
0.000% due 08/01/2034 (c)	$1,000	$692
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2009
5.250% due 07/01/2024	500	588
Los Angeles Unified School District, California General Obligation Bonds, Series 2009
5.000% due 07/01/2019	125	147
Northern California Power Agency Revenue Bonds, Series 2010
5.000% due 07/01/2021	1,500	1,729
San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2009
5.000% due 11/01/2021	1,000	1,175
Santa Clara Unified School District, California General Obligation Bonds, Series 2009
5.000% due 07/01/2022	450	495
Windsor Unified School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2036	2,500	719

		35,679

COLORADO 5.4%
Denver, Colorado Airport System City & County Revenue Bonds, Series 2009
5.250% due 11/15/2036	15,040	16,244
Denver, Colorado Airport System City & County Revenue Bonds, Series 2011
5.250% due 11/15/2022	4,500	5,191
Regional Transportation District, Colorado Revenue Bonds, Series 2012
5.000% due 11/01/2027	2,520	2,856

		24,291

FLORIDA 5.4%
Citizens Property Insurance Corp., Florida Revenue Notes, Series 2011
5.000% due 06/01/2020	2,500	2,881
Florida State General Obligation Bonds, Series 2011
5.000% due 06/01/2025	4,000	4,604
Florida State General Obligation Bonds, Series 2012
5.000% due 07/01/2023	5,000	5,930
Florida State General Obligation Bonds, Series 2013
5.000% due 06/01/2026	8,000	9,378
Florida State General Obligation Notes, Series 2010
5.000% due 06/01/2020	1,000	1,181
Miami-Dade County, Florida Transit System Sales Surtax Revenue Bonds, (AGM Insured), Series 2008
5.000% due 07/01/2018	400	459

		24,433

GEORGIA 0.9%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	2,000	2,225
Municipal Electric Authority of Georgia Revenue Notes, Series 2010
5.000% due 11/01/2019	1,580	1,834

		4,059

ILLINOIS 0.9%
Chicago, Illinois Waterworks Revenue Bonds, (AMBAC Insured), Series 2006
5.000% due 11/01/2036	3,000	3,066

78	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cook Kane Lake & McHenry Counties Community College District No. 512, Illinois General Obligation Bonds, Series 2009
5.000% due 12/01/2019	$100	$117
Illinois State Revenue Notes, Series 2009
4.500% due 06/15/2016	1,000	1,081

		4,264

INDIANA 1.6%
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, (BABs), Series 2010
5.966% due 01/15/2030	200	237
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Notes, (AGC Insured), Series 2009
5.000% due 01/01/2019	500	560
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Notes, Series 2009
5.000% due 02/01/2015	500	520
Whiting, Indiana Revenue Bonds, Series 2009
5.250% due 01/01/2021	5,000	5,875

		7,192

IOWA 0.4%
Iowa State Revenue Bonds, (NPFGC Insured), Series 2001
5.500% due 08/15/2020	1,500	1,809

KANSAS 0.1%
Kansas State Department of Transportation Revenue Bonds, Series 2004
5.000% due 09/01/2022	350	403

MARYLAND 0.2%
University System of Maryland Revenue Notes, Series 2006
5.000% due 10/01/2015	825	884

MASSACHUSETTS 3.5%
Commonwealth of Massachusetts General Obligation Bonds, (NPFGC/IBC Insured), Series 2002
5.500% due 08/01/2019	150	181
Commonwealth of Massachusetts General Obligation Bonds, Series 2000
0.070% due 12/01/2030	7,400	7,400
Commonwealth of Massachusetts General Obligation Notes, Series 2010
5.000% due 06/01/2017	1,000	1,132
Massachusetts Bay Transportation Authority Revenue Bonds, Series 2006
5.250% due 07/01/2020	1,150	1,379
Massachusetts Educational Financing Authority Revenue Notes, Series 2010
5.500% due 01/01/2017	2,000	2,210
Massachusetts Health & Educational Facilities Authority Revenue Bonds, Series 2003
0.060% due 07/01/2017	3,300	3,300

		15,602

MICHIGAN 0.7%
Michigan State Building Authority Revenue Bonds, Series 2011
5.000% due 10/15/2024	3,000	3,353

MINNESOTA 0.3%
Rochester, Minnesota Revenue Bonds, Series 2008
5.000% due 11/15/2038	1,200	1,301

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEBRASKA 0.1%
Omaha, Nebraska General Obligation Bonds, Series 2000
6.500% due 12/01/2030	$300	$416

NEW HAMPSHIRE 1.1%
New Hampshire Health & Education Facilities Authority Act Revenue Bonds, Series 2007
0.070% due 06/01/2031	5,000	5,000

NEW JERSEY 4.1%
New Jersey Economic Development Authority Revenue Bonds, Series 2011
5.500% due 09/01/2021	5,000	5,881
New Jersey Economic Development Authority Revenue Bonds, Series 2013
5.000% due 03/01/2024	200	227
5.000% due 03/01/2025	500	564
New Jersey Economic Development Authority Revenue Notes, Series 2010
5.000% due 12/15/2016	2,500	2,795
New Jersey State Turnpike Authority Revenue Bonds, Series 2013
5.000% due 01/01/2025	4,775	5,453
New Jersey Transportation Trust Fund Authority Revenue Bonds, (FGIC Insured), Series 2005
5.500% due 12/15/2020	3,000	3,566
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2041	250	189

		18,675

NEW YORK 13.9%
New York City, New York General Obligation Bonds, Series 2013
5.000% due 08/01/2024	1,400	1,611
New York City, New York General Obligation Notes, Series 2013
5.000% due 08/01/2015	6,800	7,232
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2002
0.070% due 11/01/2022	1,400	1,400
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2007
5.000% due 11/01/2021	500	560
New York City, New York Water & Sewer System Revenue Bonds, Series 2009
5.250% due 06/15/2040	500	544
New York City, New York Water & Sewer System Revenue Bonds, Series 2011
5.000% due 06/15/2026	3,000	3,396
5.250% due 06/15/2044	4,300	4,668
5.375% due 06/15/2043	3,000	3,354
New York City, New York Water & Sewer System Revenue Bonds, Series 2012
4.000% due 06/15/2045	1,000	965
5.000% due 06/15/2022	4,000	4,724
5.000% due 06/15/2045	1,600	1,697
New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 07/01/2021	1,000	1,136
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2028	3,000	3,380
New York State Dormitory Authority Revenue Notes, Series 2010
5.000% due 02/15/2020	2,000	2,339

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Dormitory Authority Revenue Notes, Series 2011
5.000% due 03/15/2021	$2,730	$3,214
New York State Urban Development Corp. Revenue Bonds, Series 2008
5.500% due 01/01/2019	1,000	1,174
New York State Urban Development Corp. Revenue Bonds, Series 2013
5.000% due 03/15/2027	3,000	3,415
New York State Urban Development Corp. Revenue Notes, Series 2013
5.000% due 03/15/2018	2,700	3,101
5.000% due 03/15/2021	3,000	3,532
Port Authority of New York & New Jersey Revenue Bonds, Series 2006
5.000% due 07/15/2021	100	107
Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.000% due 07/15/2021	2,700	3,016
Port Authority of New York & New Jersey Revenue Notes, Series 2012
1.650% due 12/01/2019	850	816
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2008
5.000% due 11/15/2021	1,500	1,737
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2011
5.000% due 01/01/2023	3,500	4,070
Utility Debt Securitization Authority, New York Revenue Notes, Series 2013
5.000% due 06/15/2018	1,500	1,634

		62,822

NORTH CAROLINA 2.0%
Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2007
0.070% due 01/15/2038	7,930	7,930
North Carolina Infrastructure Finance Corp. Certificates of Participation Bonds, (AGM Insured), Series 2006
5.000% due 02/01/2021	500	555
North Carolina Medical Care Commission Revenue Bonds, Series 2009
5.000% due 06/01/2039	700	755

		9,240

OHIO 6.7%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	2,400	1,940
6.500% due 06/01/2047	7,100	6,189
Miami University/Oxford, Ohio Revenue Notes, Series 2010
5.000% due 09/01/2016	2,715	2,978
Ohio Air Quality Development Authority Revenue Bonds, Series 2006
3.750% due 12/01/2023	4,500	4,574
Ohio Higher Educational Facility Commission Revenue Bonds, Series 2002
0.080% due 10/01/2031	6,500	6,500
Ohio Higher Educational Facility Commission Revenue Bonds, Series 2013
0.060% due 01/01/2039	8,000	8,000
Ohio State Building Authority Revenue Bonds, Series 2009
5.000% due 10/01/2020	100	114

		30,295

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	79

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OKLAHOMA 0.4%
Oklahoma Municipal Power Authority Revenue Bonds, (AGM Insured), Series 2010
5.000% due 01/01/2021	$1,525	$1,708

OREGON 0.1%
Washington County, Oregon School District No. 1 West Union General Obligation Bonds, (FGIC Insured), Series 2005
5.250% due 06/15/2018	500	579

PENNSYLVANIA 2.5%
Commonwealth of Pennsylvania General Obligation Notes, Series 2009
5.000% due 07/01/2018	500	579
Geisinger Authority, Pennsylvania Revenue Bonds, Series 2005
0.050% due 05/15/2035	2,000	2,000
Pennsylvania Higher Educational Facilities Authority Revenue Notes, Series 2009
5.000% due 09/01/2017	625	711
Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2011
0.080% due 07/01/2041	8,000	8,000

		11,290

TENNESSEE 0.6%
Rutherford County, Tennessee Health & Educational Facilities Board Revenue Bonds, Series 2010
5.000% due 11/15/2040	1,100	1,152
Tennessee Energy Acquisition Corp. Revenue Notes, Series 2006
5.000% due 09/01/2015	1,500	1,573

		2,725

TEXAS 7.2%
Conroe Independent School District, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2012
5.000% due 02/15/2030	4,000	4,511
Corpus Christi, Texas General Obligation Notes, (AGC Insured), Series 2009
4.000% due 03/01/2018	150	165
Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2012
5.000% due 11/01/2028	2,000	2,132
Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2011
5.000% due 11/01/2019	1,000	1,174
5.000% due 11/01/2020	1,000	1,172
Fort Worth, Texas Water & Sewer System Revenue Notes, Series 2010
4.250% due 02/15/2020	1,000	1,140
Houston, Texas Utility System Revenue Bonds, (AGC Insured), Series 2009
5.250% due 11/15/2033	250	278
Houston, Texas Utility System Revenue Bonds, Series 2012
0.660% due 05/15/2034	2,500	2,502
Laredo Independent School District, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2005
5.000% due 08/01/2022	1,800	1,896
Leander Independent School District, Texas General Obligation Notes, (PSF/GTD Insured), Series 2011
4.000% due 08/15/2020	3,290	3,700
Lone Star College System, Texas General Obligation Notes, Series 2010
5.000% due 08/15/2018	1,500	1,736

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lower Colorado River Authority, Texas Revenue Bonds, Series 2009
5.000% due 05/15/2023	$500	$547
San Antonio, Texas City Public Service Board Revenue Notes, Series 2009
5.000% due 02/01/2019	500	584
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
0.070% due 10/01/2041	6,855	6,855
Texas State General Obligation Bonds, Series 2008
4.750% due 04/01/2037	800	842
5.000% due 04/01/2019	1,000	1,148
Texas State General Obligation Bonds, Series 2009
5.000% due 08/01/2023	125	143
Texas State General Obligation Notes, Series 2010
5.000% due 10/01/2017	1,500	1,714
Williamson County, Texas General Obligation Bonds, (NPFGC Insured), Series 2005
5.250% due 02/15/2018	100	112

		32,351

VIRGINIA 0.1%
Henrico County, Virginia Economic Development Authority Revenue Notes, Series 2009
5.000% due 10/01/2017	410	462

WASHINGTON 2.9%
King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	1,000	1,048
King County, Washington General Obligation Bonds, Series 2009
5.125% due 01/01/2036	250	270
5.250% due 01/01/2039	500	542
Seattle, Washington Municipal Light & Power Revenue Notes, Series 2010
5.000% due 02/01/2019	2,500	2,921
Washington State General Obligation Bonds, Series 2009
5.000% due 01/01/2020	1,000	1,175
Washington State General Obligation Bonds, Series 2012
5.000% due 07/01/2023	5,750	6,787
Yakima County, Washington School District No. 7 Yakima General Obligation Bonds, Series 2009
5.000% due 12/01/2020	500	563

		13,306

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	185	147

WISCONSIN 0.6%
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2010
5.000% due 11/15/2033	2,200	2,359
Wisconsin State General Obligation Bonds, Series 2008
5.000% due 05/01/2019	125	144

		2,503

Total Municipal Bonds & Notes (Cost $309,645)		322,345

U.S. GOVERNMENT AGENCIES 0.0%
Fannie Mae
0.274% due 03/25/2034	59	58
1.054% due 04/25/2032	56	57

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freddie Mac
1.573% due 10/25/2021 (a)		$687	$65

Total U.S. Government Agencies (Cost $170)			180

U.S. TREASURY OBLIGATIONS 3.4%
U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2023 (g)		1,727	1,673
0.625% due 07/15/2021 (g)		5,296	5,458
0.750% due 02/15/2042 (g)		5,189	4,531
2.000% due 01/15/2026		354	403
2.125% due 02/15/2041 (g)		964	1,159
2.375% due 01/15/2025		124	146
2.375% due 01/15/2027 (g)		1,744	2,073
U.S. Treasury Notes
0.250% due 09/15/2014 (k)		100	100

Total U.S. Treasury Obligations (Cost $17,077)			15,543

MORTGAGE-BACKED SECURITIES 3.6%
American Home Mortgage Assets Trust
1.091% due 09/25/2046		48	33
Banc of America Commercial Mortgage Trust
5.550% due 04/10/2049		83	91
Banc of America Funding Corp.
2.734% due 06/20/2032		69	70
2.807% due 01/20/2047 ^		67	52
Bear Stearns Adjustable Rate Mortgage Trust
2.560% due 03/25/2035		340	346
2.761% due 02/25/2034		171	169
5.196% due 03/25/2035		315	314
Countrywide Alternative Loan Trust
0.337% due 02/20/2047		543	392
Countrywide Home Loan Mortgage Pass-Through Trust
2.854% due 08/25/2034		51	46
Credit Suisse First Boston Mortgage Securities Corp.
2.312% due 07/25/2033		48	49
EMF-NL Prime BV
1.090% due 04/17/2041	EUR	92	112
Eurosail PLC
1.790% due 10/17/2040		98	136
Granite Master Issuer PLC
0.724% due 12/20/2054	GBP	2,473	4,097
GSR Mortgage Loan Trust
2.451% due 06/25/2034		$74	75
5.750% due 01/25/2037		67	66
IndyMac Mortgage Loan Trust
0.454% due 07/25/2035		3,203	2,819
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047		285	304
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		53	58
MASTR Adjustable Rate Mortgages Trust
2.205% due 05/25/2034		207	208
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.635% due 06/15/2030		136	134
1.015% due 08/15/2032		451	422
Merrill Lynch Mortgage Investors Trust
0.364% due 02/25/2036		104	95
1.154% due 10/25/2035		52	49
Morgan Stanley Capital Trust
4.700% due 07/15/2056		91	92
5.665% due 04/15/2049		1,482	1,629
Residential Asset Securitization Trust
6.000% due 07/25/2037 ^		343	282

80	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Mortgage Investments Trust
0.374% due 05/25/2036		$565	$426
0.406% due 07/19/2035		101	93
Thornburg Mortgage Securities Trust
1.404% due 06/25/2037		200	174
5.750% due 06/25/2037		948	921
Wachovia Bank Commercial Mortgage Trust
5.749% due 07/15/2045		229	250
5.953% due 02/15/2051		521	572
WaMu Mortgage Pass-Through Certificates
1.531% due 08/25/2042		54	52
2.141% due 03/25/2037 ^		1,800	1,557
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 01/25/2035		249	250

Total Mortgage-Backed Securities (Cost $14,942)			16,435

ASSET-BACKED SECURITIES 7.9%
Berica Asset-Backed Security SRL
0.613% due 12/30/2055	EUR	2,176	2,951
Citigroup Mortgage Loan Trust, Inc.
0.294% due 08/25/2036		$166	124
Countrywide Asset-Backed Certificates
0.294% due 07/25/2037		11,100	8,309
0.294% due 08/25/2037		1,000	777
0.304% due 01/25/2037		4,523	4,030
0.304% due 06/25/2047		7,400	5,543
0.434% due 09/25/2036		6,550	5,331
Credit-Based Asset Servicing and Securitization LLC
4.343% due 12/25/2035		638	602

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IXIS Real Estate Capital Trust
0.384% due 01/25/2037		$172	$84
JPMorgan Mortgage Acquisition Trust
0.294% due 10/25/2036		1,000	800
Option One Mortgage Loan Trust
5.611% due 01/25/2037 ^		1,490	1,475
Residential Asset Mortgage Products Trust
0.354% due 03/25/2036		310	300
Residential Asset Securities Corp. Trust
0.334% due 04/25/2036		286	265
0.414% due 07/25/2036		3,700	2,065
6.228% due 04/25/2032		11	12
Sierra Madre Funding Ltd.
0.556% due 09/07/2039		3,973	3,006

Total Asset-Backed Securities (Cost $26,179)			35,674

SOVEREIGN ISSUES 5.9%
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	13,400	4,271
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		2,037	852
10.000% due 01/01/2021		35	14
10.000% due 01/01/2023		35	13
Junta de Castilla y Leon
6.505% due 03/01/2019	EUR	300	497
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025	NZD	300	248
Qatar Government International Bond
5.250% due 01/20/2020		$500	569

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	1,400	$2,098
Spain Government International Bond
4.500% due 01/31/2018		11,900	18,233

Total Sovereign Issues (Cost $26,930)			26,795

SHORT-TERM INSTRUMENTS 3.0%

REPURCHASE AGREEMENTS (f) 2.2%
			9,770

U.S. TREASURY BILLS 0.8%
0.061% due 04/17/2014 - 03/05/2015 (b)(i)(k)		$3,507	3,507

Total Short-Term Instruments (Cost $13,277)			13,277

Total Investments in Securities (Cost $432,661)			456,692

Total Investments 100.9% (Cost $432,661)			$456,692

Financial Derivative Instruments (h)(j) (0.3%) (Cost or Premiums, net $909)			(1,198)

Other Assets and Liabilities, net (0.6%)			(2,880)

Net Assets 100.0%			$452,614

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Security becomes interest bearing at a future date.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$9,770	Fannie Mae 2.260% due 10/17/2022	$(9,967)	$9,770	$9,770

Total Repurchase Agreements						$(9,967)	$9,770	$9,770

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BSN	0.140%	03/19/2014	04/09/2014	$(1,622)	$(1,622)

Total Reverse Repurchase Agreements					$(1,622)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	81

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.110%	03/04/2014	04/04/2014	$(869)	$(869)
BPG	0.140%	03/10/2014	04/09/2014	(1,830)	(1,832)
	0.150%	03/18/2014	04/22/2014	(9,411)	(9,442)
FOB	0.140%	03/07/2014	04/08/2014	(1,188)	(1,189)

Total Sale-Buyback Transactions					$(13,332)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2014 was $11,968 at a weighted average interest rate of 0.116%.
(3)	Payable for sale-buyback transactions includes $33 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	04/01/2044	$500	$(502)	$(503)

Total Short Sales				$(502)	$(503)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(g)	Securities with an aggregate market value of $14,892 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BSN	$0	$(1,622)	$0	$0	$(1,622)	$1,604	$(18)
SSB	9,770	0	0	0	9,770	(9,967)	(197)

Master Securities Forward Transaction Agreement
BCY	0	0	(869)	0	(869)	856	(13)
BPG	0	0	(11,274)	0	(11,274)	11,255	(19)
FOB	0	0	(1,189)	0	(1,189)	1,177	(12)
SAL	0	0	0	(503)	(503)	0	(503)

Total Borrowings and Other Financing Transactions	$9,770	$(1,622)	$(13,332)	$(503)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$121.000	05/23/2014	200	$(87)	$(39)
Call - CBOT U.S. Treasury 10-Year Note June Futures	126.000	05/23/2014	200	(112)	(33)

Total Written Options				$(199)	$(72)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2014	7	$(3)	$1	$0
Call Options Strike @ EUR 144.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	89	0	21	0
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2014	106	(188)	46	0
U.S. Treasury 10-Year Note June Futures	Short	06/2014	45	35	3	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2014	122	(103)	38	0

Total Futures Contracts				$(259)	$109	$0

82	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
iTraxx Europe 9 10-Year Index	(1.750%	)	06/20/2018	EUR 3,700	$(227)	$(158)	$0	$(9)
iTraxx Europe 12 5-Year Index	(1.000%	)	12/20/2014	600	(6)	0	0	0
iTraxx Europe 17 5-Year Index	(1.000%	)	06/20/2017	93,500	(2,376)	(2,478)	0	(113)
iTraxx Europe 18 5-Year Index	(1.000%	)	12/20/2017	3,100	(76)	(91)	0	(4)
iTraxx Europe 19 5-Year Index	(1.000%	)	06/20/2018	4,000	(96)	(150)	0	(8)
iTraxx Europe Crossover 17 5-Year Index	(5.000%	)	06/20/2017	2,352	(379)	(187)	0	(13)
iTraxx Europe Crossover 18 5-Year Index	(5.000%	)	12/20/2017	1,078	(181)	(134)	0	(6)

					$(3,341)	$(3,198)	$0	$(153)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month SEK-LIBOR	2.500%	09/15/2016	SEK 15,100	$91	$9	$0	$(1)
Receive	3-Month USD-LIBOR	2.000%	06/19/2023	$ 38,400	2,213	1,553	40	0
Receive	3-Month USD-LIBOR	3.000%	12/18/2023	26,200	(650)	(879)	32	0
Receive	3-Month USD-LIBOR	3.000%	06/18/2024	27,300	(164)	(82)	37	0
Receive	3-Month USD-LIBOR	2.500%	06/19/2028	600	48	46	1	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2033	12,700	1,173	1,149	41	0
Receive	3-Month USD-LIBOR	3.050%	06/13/2043	3,600	310	247	17	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	2,800	406	214	12	0
Receive	3-Month USD-LIBOR	2.950%	07/10/2043	6,100	659	372	28	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	32,800	(37)	(1,574)	160	0
Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2018	AUD 40,900	(19)	39	15	0
Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	166,900	1,357	929	141	0
Receive	6-Month AUD-BBR-BBSW	4.750%	06/18/2024	53,000	(1,115)	(752)	0	(29)
Receive	6-Month EUR-EURIBOR	1.500%	03/19/2019	EUR 9,500	(344)	8	22	0
Receive	6-Month GBP-LIBOR	3.500%	09/17/2044	GBP 5,000	(256)	(133)	1	0

					$3,672	$1,146	$547	$(30)

Total Swap Agreements					$331	$(2,052)	$547	$(183)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(i)	Securities with an aggregate market value of $1,342 and cash of $7,966 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$109	$547	$656	$(72)	$0	$(183)	$(255)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		CNY	56,218	$		9,165	$88	$0
	04/2014	$		2,761		EUR	2,012	10	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	83

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2014		CNY	50,369	$		8,200	$60	$0
	05/2014	$		2		SEK	15	0	0

BPS	04/2014		AUD	1,378	$		1,227	0	(51)
	04/2014		CNY	123			20	0	0
	04/2014		EUR	205			280	0	(3)
	04/2014		NZD	258			215	0	(9)
	05/2014		EUR	265			365	0	0
	05/2014	$		713		JPY	72,900	0	(6)
	05/2014			5		SEK	35	0	0

BRC	04/2014		GBP	3,330	$		5,531	0	(21)
	05/2014		JPY	78,500			775	14	0
	05/2014		SEK	260			40	0	0

CBK	04/2014		EUR	13,208			18,343	147	0
	04/2014	$		13		HUF	2,805	0	0
	04/2014			9,035		KRW	9,798,458	173	0
	05/2014		JPY	75,700	$		739	6	0
	05/2014	$		2,780		JPY	283,419	0	(33)
	05/2014			3		SEK	20	0	0
	06/2014		CAD	368	$		332	0	(1)

DUB	06/2014	$		3,297		CNY	20,217	0	(34)
	10/2016		JPY	253,014	$		3,576	1,056	0

FBF	05/2014		CNY	264			43	0	0
	11/2014		BRL	1,417			600	11	0

GLM	04/2014		EUR	265			365	0	0

HUS	04/2014		CNY	1,884			308	3	0
	05/2014		NZD	256			221	0	0
	05/2014	$		5,338		CNY	32,722	0	(51)
	11/2014		BRL	1,297	$		550	11	0

JPM	04/2014		RUB	7,851			235	12	0
	04/2014	$		532		AUD	582	7	0
	11/2014		BRL	1,561	$		660	11	0

MSC	11/2014			1,984			840	15	0
	11/2014	$		660		BRL	1,562	0	(10)

RBC	05/2014			12		SEK	80	0	0

RYL	04/2014			16,072		EUR	11,666	0	(1)
	04/2014			5,487		GBP	3,330	64	0
	05/2014		CHF	8,905	$		9,931	0	(145)
	05/2014		EUR	11,666			16,071	1	0
	05/2014		GBP	3,330			5,486	0	(64)

UAG	04/2014		BRL	9,281			3,810	0	(280)
	04/2014		CNY	123			20	0	0
	04/2014		KRW	9,798,458			9,056	0	(152)
	04/2014	$		3,913		BRL	9,281	178	0
	04/2014			9,429		CNY	58,102	0	(48)
	05/2014		BRL	9,281	$		3,883	0	(173)
	07/2014		CNY	58,102			9,396	33	0
	07/2014	$		9,016		KRW	9,798,458	155	0
	11/2014			1,990		BRL	4,698	0	(36)

Total Forward Foreign Currency Contracts								$2,055	$(1,118)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	3.200%	04/16/2014	EUR	8,300	$165	$0
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	3.090%	08/06/2014		2,700	82	3

DUB	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.650%	08/06/2014		5,400	399	91

JPM	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	3.090%	08/06/2014		2,700	82	3

MYC	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	3.180%	04/17/2014		3,400	66	0

RBC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	04/03/2014	$	11,800	25	0

								$819	$97

84	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (5)	Expiration Date	Notional Amount		Cost (5)	Market Value
GLM	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000%	10/24/2014	$	2,400	$274	$257

Total Purchased Options						$1,093	$354

(5)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	10/15/2015	$	5,500	$(147)	$(102)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.200%	07/29/2016		41,500	(515)	(230)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	10/15/2015		5,800	(156)	(108)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.530%	02/29/2016		11,100	(136)	(180)

RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		15,100	(287)	(429)

								$(1,241)	$(1,049)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC CDX.IG-21 5-Year Index	Buy	0.600%	04/16/2014	$	11,200	$(6)	$(7)

JPM	Put - OTC CDX.IG-21 5-Year Index	Sell	0.750%	06/18/2014		5,400	(10)	(6)

							$(16)	$(13)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Call - OTC AUD versus USD	$	0.930	09/10/2014	AUD 20,298	$(163)	$(339)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Call - OTC Fannie Mae 4.000% due 04/01/2044	$	105.508	04/03/2014	$ 23,600	$(34)	$0

Total Written Options						$(1,454)	$(1,401)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at 03/31/2013	310	$117,600	AUD	0	EUR	34,900	GBP	0	$(865)
Sales	1,284	460,264		20,298		43,000		15,600	(2,807)
Closing Buys	(310)	(248,614)		0		0		0	503
Expirations	(884)	(156,850)		0		(77,900)		0	1,115
Exercised	0	(53,200)		0		0		(15,600)	401

Balance at 03/31/2014	400	$119,200	AUD	20,298	EUR	0	GBP	0	$(1,653)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	AT&T, Inc.	(1.000%	)	03/20/2017	0.304%	$ 300	$(2)	$(4)	$0	$(6)
	Australia & New Zealand Banking Group Ltd.	(1.000%	)	06/20/2018	0.554%	200	(2)	(2)	0	(4)
	Carnival Corp.	(1.000%	)	03/20/2016	0.178%	300	0	(5)	0	(5)
	Carnival Corp.	(1.000%	)	09/20/2017	0.384%	200	2	(6)	0	(4)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	85

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Costco Wholesale Corp.	(1.000%	)	03/20/2017	0.120%	$ 600	$(15)	$(1)	$0	$(16)
	DDR Corp.	(1.000%	)	06/20/2016	0.346%	300	8	(13)	0	(5)
	DDR Corp.	(1.000%	)	09/20/2017	0.671%	600	26	(33)	0	(7)
	DDR Corp.	(1.000%	)	12/20/2017	0.738%	100	4	(5)	0	(1)
	Kimco Realty Corp.	(1.000%	)	09/20/2017	0.505%	300	5	(10)	0	(5)
	L Brands, Inc.	(1.000%	)	03/20/2017	0.735%	600	32	(36)	0	(4)
	Macy’s Retail Holdings, Inc.	(1.000%	)	03/20/2017	0.273%	2,200	15	(63)	0	(48)
	Macy’s Retail Holdings, Inc.	(1.000%	)	06/20/2017	0.295%	300	0	(7)	0	(7)
	Marriott International, Inc.	(1.000%	)	03/20/2016	0.126%	300	(2)	(3)	0	(5)
	Marriott International, Inc.	(1.000%	)	09/20/2016	0.159%	600	10	(23)	0	(13)
	Marriott International, Inc.	(1.000%	)	03/20/2017	0.195%	1,200	(5)	(24)	0	(29)
	Marriott International, Inc.	(1.000%	)	12/20/2017	0.272%	600	(2)	(14)	0	(16)
	Nordstrom, Inc.	(1.000%	)	09/20/2016	0.199%	100	0	(2)	0	(2)
	Nordstrom, Inc.	(1.000%	)	12/20/2017	0.386%	400	(3)	(6)	0	(9)
	Ryder System, Inc.	(1.000%	)	03/20/2016	0.195%	600	5	(15)	0	(10)
	Southwest Airlines Co.	(1.000%	)	03/20/2016	0.178%	300	4	(9)	0	(5)
	Standard Chartered PLC	(1.000%	)	06/20/2017	0.785%	EUR 100	3	(4)	0	(1)
	Sweden Government International Bond	(0.250%	)	09/20/2021	0.267%	$ 900	17	(16)	1	0
	Target Corp.	(1.000%	)	09/20/2016	0.157%	300	(6)	0	0	(6)
	Target Corp.	(1.000%	)	03/20/2017	0.190%	600	(17)	2	0	(15)
	Target Corp.	(1.000%	)	06/20/2017	0.203%	300	(9)	1	0	(8)
	Target Corp.	(1.000%	)	09/20/2017	0.232%	500	(14)	1	0	(13)
	Wells Fargo & Co.	(1.000%	)	09/20/2016	0.169%	400	4	(12)	0	(8)
	Wells Fargo & Co.	(1.000%	)	12/20/2016	0.184%	300	7	(14)	0	(7)

BPS	Alcoa, Inc.	(1.000%	)	06/20/2016	0.391%	300	8	(12)	0	(4)
	Carnival Corp.	(1.000%	)	09/20/2016	0.240%	200	1	(5)	0	(4)
	Carnival Corp.	(1.000%	)	09/20/2017	0.384%	300	(1)	(6)	0	(7)
	Newell Rubbermaid, Inc.	(1.000%	)	03/20/2018	0.437%	200	(2)	(3)	0	(5)
	Newell Rubbermaid, Inc.	(1.000%	)	06/20/2018	0.468%	200	(3)	(1)	0	(4)
	Ryder System, Inc.	(1.000%	)	09/20/2016	0.255%	300	2	(7)	0	(5)
	Sweden Government International Bond	(0.250%	)	09/20/2021	0.267%	300	5	(5)	0	0
	Telefonaktiebolaget LM Ericsson	(1.000%	)	09/20/2017	0.418%	EUR 100	3	(6)	0	(3)
	United Parcel Service of America,Inc.	(1.000%	)	09/20/2017	0.123%	$ 100	(3)	0	0	(3)
	Weyerhaeuser Co.	(1.000%	)	06/20/2018	0.510%	100	0	(2)	0	(2)
	Xerox Corp.	(1.000%	)	12/20/2018	0.901%	100	1	(1)	0	0

BRC	E.I. du Pont de Nemours & Co.	(1.000%	)	03/20/2018	0.280%	300	(8)	0	0	(8)
	Halliburton Co.	(1.000%	)	09/20/2016	0.122%	300	(5)	(1)	0	(6)
	Newell Rubbermaid, Inc.	(1.000%	)	03/20/2018	0.437%	100	(1)	(1)	0	(2)
	Newell Rubbermaid, Inc.	(1.000%	)	06/20/2018	0.468%	100	(2)	(1)	0	(3)
	Nordstrom, Inc.	(1.000%	)	12/20/2017	0.386%	200	(1)	(3)	0	(4)
	Nordstrom, Inc.	(1.000%	)	03/20/2018	0.424%	100	(1)	(1)	0	(2)
	Omnicom Group, Inc.	(1.000%	)	03/20/2018	0.219%	100	(2)	(1)	0	(3)
	Qwest Corp.	(1.000%	)	03/20/2018	0.626%	200	(1)	(2)	0	(3)
	Raytheon Co.	(1.000%	)	03/20/2018	0.183%	300	(8)	(1)	0	(9)
	Williams Cos., Inc.	(1.000%	)	09/20/2016	0.469%	300	7	(11)	0	(4)
	Xerox Corp.	(1.000%	)	12/20/2018	0.901%	200	2	(3)	0	(1)

CBK	Australia & New Zealand Banking Group Ltd.	(1.000%	)	06/20/2018	0.554%	1,000	(12)	(7)	0	(19)
	Generali Finance BV	(1.000%	)	09/20/2016	0.520%	EUR 300	27	(32)	0	(5)
	Norfolk Southern Corp.	(1.000%	)	09/20/2017	0.127%	$ 300	(9)	0	0	(9)
	Rabobank Group	(1.000%	)	03/20/2017	0.379%	EUR 300	4	(12)	0	(8)
	Standard Chartered PLC	(1.000%	)	06/20/2017	0.785%	200	7	(9)	0	(2)
	Turkey Government International Bond	(1.000%	)	03/20/2021	2.364%	$ 500	37	5	42	0

DUB	Arrow Electronics, Inc.	(1.000%	)	03/20/2017	0.371%	200	1	(5)	0	(4)
	BNP Paribas S.A.	(1.000%	)	03/20/2017	0.405%	EUR 300	14	(21)	0	(7)
	BNP Paribas S.A.	(1.000%	)	03/20/2018	0.578%	300	5	(12)	0	(7)
	Home Depot, Inc.	(1.000%	)	06/20/2017	0.134%	$ 200	(6)	0	0	(6)
	L Brands, Inc.	(1.000%	)	03/20/2017	0.735%	100	6	(6)	0	0
	Newell Rubbermaid, Inc.	(1.000%	)	06/20/2018	0.468%	100	(2)	(1)	0	(3)
	Nordstrom, Inc.	(1.000%	)	12/20/2017	0.386%	600	(3)	(11)	0	(14)
	Omnicom Group, Inc.	(1.000%	)	03/20/2018	0.219%	100	(2)	(1)	0	(3)
	Starwood Hotels & Resorts Worldwide, Inc.	(1.000%	)	03/20/2017	0.232%	200	1	(6)	0	(5)
	Wells Fargo & Co.	(1.000%	)	09/20/2016	0.169%	800	8	(25)	0	(17)
	Wells Fargo & Co.	(1.000%	)	12/20/2016	0.184%	300	7	(14)	0	(7)

FBF	COX Communications, Inc.	(1.000%	)	09/20/2017	0.473%	100	(2)	0	0	(2)

86	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	COX Communications, Inc.	(1.000%	)	03/20/2018	0.565%	$ 100	$(3)	$1	$0	$(2)
	Ericsson LM Telephone Co.	(1.000%	)	03/20/2018	0.503%	EUR 300	6	(14)	0	(8)
	Goodrich Corp.	(1.000%	)	09/20/2016	0.045%	$ 300	(7)	0	0	(7)
	Honeywell International, Inc.	(1.000%	)	09/20/2016	0.086%	300	(9)	2	0	(7)
	Ingersoll-Rand Co.	(1.000%	)	09/20/2016	0.171%	300	(9)	3	0	(6)
	Macy’s Retail Holdings, Inc.	(1.000%	)	12/20/2016	0.247%	100	1	(3)	0	(2)
	Macy’s Retail Holdings, Inc.	(1.000%	)	03/20/2017	0.273%	300	4	(11)	0	(7)
	Marriott International, Inc.	(1.000%	)	12/20/2017	0.272%	100	0	(3)	0	(3)
	Noble Corp.	(1.000%	)	03/20/2017	0.585%	200	0	(3)	0	(3)
	Nordstrom, Inc.	(1.000%	)	09/20/2016	0.199%	200	(1)	(3)	0	(4)
	Nordstrom, Inc.	(1.000%	)	12/20/2017	0.386%	100	(1)	(2)	0	(3)
	Raytheon Co.	(1.000%	)	09/20/2016	0.101%	300	(9)	2	0	(7)
	Starwood Hotels & Resorts Worldwide, Inc.	(1.000%	)	03/20/2017	0.232%	300	1	(8)	0	(7)
	Target Corp.	(1.000%	)	06/20/2017	0.203%	300	(9)	1	0	(8)
	Telefonaktiebolaget LM Ericsson	(1.000%	)	09/20/2017	0.418%	EUR 200	7	(12)	0	(5)
	Union Pacific Corp.	(1.000%	)	09/20/2016	0.076%	$ 300	(9)	2	0	(7)
	United Parcel Service of America, Inc.	(1.000%	)	09/20/2016	0.074%	300	(9)	2	0	(7)
	Xerox Corp.	(1.000%	)	12/20/2018	0.901%	100	1	(2)	0	(1)

GST	BNP Paribas S.A.	(1.000%	)	03/20/2018	0.578%	EUR 200	3	(8)	0	(5)
	Carnival Corp.	(1.000%	)	09/20/2016	0.240%	$ 300	2	(8)	0	(6)
	COX Communications, Inc.	(1.000%	)	09/20/2017	0.473%	200	(4)	0	0	(4)
	COX Communications, Inc.	(1.000%	)	03/20/2018	0.565%	100	(3)	1	0	(2)
	DDR Corp.	(1.000%	)	06/20/2016	0.346%	300	9	(14)	0	(5)
	DIRECTV Holdings LLC	(1.000%	)	03/20/2018	0.630%	200	5	(8)	0	(3)
	Ericsson LM Telephone Co.	(1.000%	)	03/20/2018	0.503%	EUR 200	4	(10)	0	(6)
	Home Depot, Inc.	(1.000%	)	12/20/2016	0.110%	$ 100	(2)	0	0	(2)
	Macy’s Retail Holdings, Inc.	(1.000%	)	06/20/2017	0.295%	300	2	(8)	0	(6)
	Marriott International, Inc.	(1.000%	)	09/20/2016	0.159%	100	2	(5)	0	(3)
	Marriott International, Inc.	(1.000%	)	09/20/2017	0.243%	300	3	(11)	0	(8)
	Newell Rubbermaid, Inc.	(1.000%	)	09/20/2017	0.360%	200	1	(6)	0	(5)
	Newell Rubbermaid, Inc.	(1.000%	)	03/20/2018	0.437%	100	(1)	(1)	0	(2)
	Qwest Corp.	(1.000%	)	03/20/2018	0.626%	200	0	(3)	0	(3)
	Standard Chartered PLC	(1.000%	)	06/20/2017	0.785%	EUR 200	7	(9)	0	(2)
	Stanley Black & Decker, Inc.	(1.000%	)	09/20/2017	0.396%	$ 200	(3)	(1)	0	(4)
	Target Corp.	(1.000%	)	03/20/2018	0.279%	300	(9)	0	0	(9)
	Xerox Corp.	(1.000%	)	12/20/2018	0.901%	300	3	(5)	0	(2)

JPM	BNP Paribas S.A.	(1.000%	)	06/20/2017	0.436%	EUR 400	42	(52)	0	(10)
	Kimco Realty Corp.	(1.000%	)	09/20/2017	0.505%	$ 200	3	(6)	0	(3)
	Target Corp.	(1.000%	)	09/20/2016	0.157%	400	(9)	0	0	(9)
	United Parcel Service of America, Inc.	(1.000%	)	03/20/2021	0.357%	100	(3)	(1)	0	(4)

MYC	Alcoa, Inc.	(1.000%	)	06/20/2016	0.391%	200	5	(8)	0	(3)
	AT&T, Inc.	(1.000%	)	12/20/2016	0.273%	300	(2)	(4)	0	(6)
	BNP Paribas S.A.	(1.000%	)	03/20/2017	0.405%	EUR 300	13	(21)	0	(8)
	BNP Paribas S.A.	(1.000%	)	06/20/2017	0.436%	200	21	(26)	0	(5)
	COX Communications, Inc.	(1.000%	)	03/20/2018	0.565%	$ 200	(5)	2	0	(3)
	DIRECTV Holdings LLC	(1.000%	)	03/20/2018	0.630%	100	3	(4)	0	(1)
	Home Depot, Inc.	(1.000%	)	03/20/2018	0.183%	300	(9)	0	0	(9)
	Kimco Realty Corp.	(1.000%	)	06/20/2016	0.354%	300	(1)	(3)	0	(4)
	Mondelez International, Inc.	(1.000%	)	03/20/2018	0.352%	300	(10)	2	0	(8)
	Ryder System, Inc.	(1.000%	)	09/20/2016	0.255%	300	2	(7)	0	(5)
	Target Corp.	(1.000%	)	06/20/2016	0.135%	300	(7)	1	0	(6)
	Wells Fargo & Co.	(1.000%	)	12/20/2016	0.184%	400	10	(19)	0	(9)

SOG	Generali Finance BV	(1.000%	)	09/20/2016	0.520%	EUR 300	22	(27)	0	(5)

UAG	Marriott International, Inc.	(1.000%	)	03/20/2017	0.195%	$ 300	(2)	(5)	0	(7)
	Ryder System, Inc.	(1.000%	)	06/20/2016	0.212%	100	1	(3)	0	(2)
	Union Pacific Corp.	(1.000%	)	09/20/2017	0.115%	200	(6)	0	0	(6)

							$178	$(878)	$43	$(743)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	03/20/2023	1.037%	$ 100	$(4)	$4	$0	$0
	General Electric Capital Corp.	1.000%	09/20/2015	0.302%	100	1	0	1	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%	1,400	(73)	31	0	(42)
	Safeway, Inc.	1.000%	12/20/2022	4.364%	100	(24)	2	0	(22)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	87

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BRC	Indonesia Government International Bond	1.000%	03/20/2019	1.649%	$ 3,200	$(169)	$73	$0	$(96)

CBK	China Government International Bond	1.000%	12/20/2016	0.431%	200	(10)	13	3	0

DUB	Ally Financial, Inc.	5.000%	12/20/2020	1.675%	600	26	94	120	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2020	0.788%	500	(6)	13	7	0
	BP Capital Markets America, Inc.	5.000%	06/20/2015	0.193%	200	7	5	12	0
	General Electric Capital Corp.	1.000%	06/20/2014	0.222%	400	2	(1)	1	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.302%	200	2	0	2	0
	Goldman Sachs Group, Inc.	1.000%	06/20/2014	0.331%	700	3	(2)	1	0
	Goldman Sachs Group, Inc.	1.000%	09/20/2014	0.331%	700	4	(2)	2	0
	Morgan Stanley	1.000%	06/20/2014	0.305%	300	1	(1)	0	0

FBF	Finmeccanica Finance S.A.	5.000%	03/20/2019	2.125%	EUR 200	31	6	37	0
	Ford Motor Credit Co. LLC	5.000%	03/20/2019	0.938%	$ 2,200	414	12	426	0

						$205	$247	$612	$(160)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	(0.110%	)	05/25/2046	$ 274	$111	$(52)	$59	$0
	iTraxx Japan 16 5-Year Index	(1.000%	)	12/20/2016	JPY 30,000	16	(21)	0	(5)

BPS	iTraxx Europe Senior Financials 5-Year 19 Index	(1.000%	)	06/20/2018	EUR 1,000	25	(41)	0	(16)

BRC	ABX.HE.AAA.7-1 Index	(0.090%	)	08/25/2037	$ 87	45	(18)	27	0
	iTraxx Japan 16 5-Year Index	(1.000%	)	12/20/2016	JPY 10,000	5	(7)	0	(2)

DUB	iTraxx Europe Senior Financials 5-Year 19 Index	(1.000%	)	06/20/2018	EUR 900	22	(37)	0	(15)

FBF	iTraxx Japan 16 5-Year Index	(1.000%	)	12/20/2016	JPY 20,000	10	(14)	0	(4)

GST	ABX.HE.AAA.7-1 Index	(0.090%	)	08/25/2037	$ 260	134	(54)	80	0
	iTraxx Japan 16 5-Year Index	(1.000%	)	12/20/2016	JPY 20,000	10	(14)	0	(4)

JPM	ABX.HE.AAA.6-2 Index	(0.110%	)	05/25/2046	$ 183	75	(35)	40	0

MYC	ABX.HE.AAA.6-2 Index	(0.110%	)	05/25/2046	91	37	(18)	19	0
	ABX.HE.AAA.7-1 Index	(0.090%	)	08/25/2037	433	223	(90)	133	0
	iTraxx Europe 15 5-Year Index 9-12%	(1.000%	)	06/20/2016	EUR 2,200	291	(339)	0	(48)
	iTraxx Europe Senior Financials 5-Year 16 Index	(1.000%	)	12/20/2016	700	49	(60)	0	(11)
	iTraxx Europe Senior Financials 5-Year 17 Index	(1.000%	)	06/20/2017	1,800	92	(124)	0	(32)

UAG	iTraxx Europe 9 10-Year Index 22-100%	(0.250%	)	06/20/2018	6,100	48	(56)	0	(8)

						$1,193	$(980)	$358	$(145)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (5)
							Asset	Liability
MYC	iTraxx Europe 9 10-Year Index 22-100%	0.250%	06/20/2018	EUR 6,100	$(223)	$231	$8	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

88	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.420%	01/02/2017	BRL	5,700	$9	$(204)	$0	$(195)
	Pay	1-Year BRL-CDI	8.600%	01/02/2017		7,800	(28)	(226)	0	(254)
	Pay	1-Year BRL-CDI	8.860%	01/02/2017		5,300	26	(167)	0	(141)
	Pay	1-Year BRL-CDI	10.410%	01/02/2017		3,100	0	(42)	0	(42)
	Pay	1-Year BRL-CDI	10.910%	01/02/2017		3,400	0	(28)	0	(28)

BPS	Pay	1-Year BRL-CDI	8.485%	01/02/2017		400	0	(13)	0	(13)
	Pay	1-Year BRL-CDI	12.935%	01/02/2017		7,200	18	23	41	0

BRC	Pay	1-Year BRL-CDI	12.935%	01/02/2017		34,900	46	149	195	0

DUB	Pay	1-Year BRL-CDI	8.415%	01/02/2017		6,900	0	(234)	0	(234)
	Pay	1-Year BRL-CDI	8.600%	01/02/2017		4,100	(15)	(119)	0	(134)
	Pay	1-Year BRL-CDI	9.210%	01/02/2017		100	0	(3)	0	(3)

FBF	Pay	1-Year BRL-CDI	8.495%	01/02/2017		3,100	(1)	(103)	0	(104)

GLM	Pay	1-Year BRL-CDI	8.720%	01/02/2017		6,400	(7)	(192)	0	(199)

JPM	Pay	1-Year BRL-CDI	9.010%	01/02/2017		3,800	37	(132)	0	(95)

MYC	Pay	1-Year BRL-CDI	8.630%	01/02/2017		2,400	0	(80)	0	(80)
	Pay	1-Year BRL-CDI	8.640%	01/02/2017		4,200	31	(156)	0	(125)
	Pay	1-Year BRL-CDI	9.140%	01/02/2017		1,900	0	(51)	0	(51)

							$116	$(1,578)	$236	$(1,698)

Total Swap Agreements							$1,469	$(2,958)	$1,257	$(2,746)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(k)	Securities with an aggregate market value of $2,104 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$158	$3	$61	$222	$0	$(102)	$(988)	$(1,090)	$(868)	$925	$57
BPS	0	0	41	41	(69)	(7)	(66)	(142)	(101)	0	(101)
BRC	14	0	222	236	(21)	0	(143)	(164)	72	(270)	(198)
CBK	326	0	45	371	(34)	(230)	(43)	(307)	64	0	64
DUB	1,056	91	145	1,292	(34)	0	(459)	(493)	799	(1,010)	(211)
FBF	11	0	463	474	0	0	(204)	(204)	270	(500)	(230)
GLM	0	257	0	257	0	(447)	(199)	(646)	(389)	150	(239)
GST	0	0	80	80	0	0	(81)	(81)	(1)	(50)	(51)
HUS	14	0	0	14	(51)	0	0	(51)	(37)	0	(37)
JPM	30	3	40	73	0	(6)	(121)	(127)	(54)	20	(34)
MSC	15	0	0	15	(10)	0	0	(10)	5	(81)	(76)
MYC	0	0	160	160	0	(180)	(414)	(594)	(434)	274	(160)
RYL	65	0	0	65	(210)	(429)	0	(639)	(574)	114	(460)
SOG	0	0	0	0	0	0	(5)	(5)	(5)	0	(5)
UAG	366	0	0	366	(689)	0	(23)	(712)	(346)	281	(65)

Total Over the Counter	$2,055	$354	$1,257	$3,666	$(1,118)	$(1,401)	$(2,746)	$(5,265)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	89

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$109	$109
Swap Agreements	0	0	0	0	547	547

	$0	$0	$0	$0	$656	$656

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,055	$0	$2,055
Purchased Options	0	0	0	0	354	354
Swap Agreements	0	1,021	0	0	236	1,257

	$0	$1,021	$0	$2,055	$590	$3,666

	$0	$1,021	$0	$2,055	$1,246	$4,322

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$72	$72
Swap Agreements	0	153	0	0	30	183

	$0	$153	$0	$0	$102	$255

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,118	$0	$1,118
Written Options	0	13	0	339	1,049	1,401
Swap Agreements	0	1,048	0	0	1,698	2,746

	$0	$1,061	$0	$1,457	$2,747	$5,265

	$0	$1,214	$0	$1,457	$2,849	$5,520

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(74)	$0	$0	$(74)
Written Options	0	0	26	0	268	294
Futures	0	0	15	0	(2,268)	(2,253)
Swap Agreements	0	(6,280)	0	0	862	(5,418)

	$0	$(6,280)	$(33)	$0	$(1,138)	$(7,451)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,738	$0	$1,738
Purchased Options	0	(129)	0	(514)	(2,121)	(2,764)
Written Options	0	221	0	181	412	814
Swap Agreements	0	(915)	0	0	666	(249)

	$0	$(823)	$0	$1,405	$(1,043)	$(461)

	$0	$(7,103)	$(33)	$1,405	$(2,181)	$(7,912)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$8	$0	$0	$8
Written Options	0	0	(13)	0	128	115
Futures	0	0	0	0	100	100
Swap Agreements	0	(198)	0	0	3,038	2,840

	$0	$(198)	$(5)	$0	$3,266	$3,063

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(234)	$0	$(234)
Purchased Options	0	31	0	207	1,064	1,302
Written Options	0	2	0	(176)	(14)	(188)
Swap Agreements	0	(491)	0	0	(3,056)	(3,547)

	$0	$(458)	$0	$(203)	$(2,006)	$(2,667)

	$0	$(656)	$(5)	$(203)	$1,260	$396

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

90	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$2,085	$0	$2,085
Corporate Bonds & Notes
Banking & Finance	0	9,697	292	9,989
Industrials	0	3,157	158	3,315
Utilities	0	11,054	0	11,054
Municipal Bonds & Notes
Alaska	0	4,638	0	4,638
Arizona	0	2,918	0	2,918
California	0	35,679	0	35,679
Colorado	0	24,291	0	24,291
Florida	0	24,433	0	24,433
Georgia	0	4,059	0	4,059
Illinois	0	4,264	0	4,264
Indiana	0	7,192	0	7,192
Iowa	0	1,809	0	1,809
Kansas	0	403	0	403
Maryland	0	884	0	884
Massachusetts	0	15,602	0	15,602
Michigan	0	3,353	0	3,353
Minnesota	0	1,301	0	1,301
Nebraska	0	416	0	416
New Hampshire	0	5,000	0	5,000
New Jersey	0	18,675	0	18,675
New York	0	62,822	0	62,822
North Carolina	0	9,240	0	9,240
Ohio	0	30,295	0	30,295
Oklahoma	0	1,708	0	1,708
Oregon	0	579	0	579
Pennsylvania	0	11,290	0	11,290
Tennessee	0	2,725	0	2,725
Texas	0	32,351	0	32,351
Virginia	0	462	0	462

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Washington	$0	$13,306	$0	$13,306
West Virginia	0	147	0	147
Wisconsin	0	2,503	0	2,503
U.S. Government Agencies	0	180	0	180
U.S. Treasury Obligations	0	15,543	0	15,543
Mortgage-Backed Securities	0	16,435	0	16,435
Asset-Backed Securities	0	35,674	0	35,674
Sovereign Issues	0	26,795	0	26,795
Short-Term Instruments
Repurchase Agreements	0	9,770	0	9,770
U.S. Treasury Bills	0	3,507	0	3,507

Total Investments	$0	$456,242	$450	$456,692

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(503)	$0	$(503)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	109	547	0	656
Over the counter	0	3,409	257	3,666
	$109	$3,956	$257	$4,322

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(255)	0	(255)
Over the counter	0	(5,265)	0	(5,265)
	$0	$(5,520)	$0	$(5,520)

Totals	$109	$454,175	$707	$454,991

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	91

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, and Class C shares of ten funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S.

92	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2014

GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective for interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and Note 7, Principal Risks for additional details.

In June 2013, the FASB issued an ASU providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update is effective prospectively during interim or annual periods beginning on or after December 15, 2013. At this time, management is evaluating the ASU to determine whether it will impact the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New

York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, PIMCO, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events

ANNUAL REPORT	MARCH 31, 2014	93

Notes to Financial Statements (Cont.)

affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal

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pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the investment advisor may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the investment advisor does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

ANNUAL REPORT	MARCH 31, 2014	95

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of

Operations. As of March 31, 2014, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes

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that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2014 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2014 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio
Fund Name	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO California Intermediate Municipal Bond Fund	$2,703	$113,032	$(111,300)	$(2)	$0	$4,433	$32	$0
PIMCO California Municipal Bond Fund	800	4,301	(4,400)	0	0	701	2	0
PIMCO California Short Duration Municipal Income Fund	13,504	100,247	(108,700)	0	(2)	5,049	47	0
PIMCO High Yield Municipal Bond Fund	20,005	254,679	(217,800)	(3)	(2)	56,879	78	0
PIMCO Municipal Bond Fund	43,012	482,632	(460,000)	(5)	(5)	65,634	132	0
PIMCO National Intermediate Municipal Bond Fund	800	22,709	(16,200)	0	(1)	7,308	8	0
PIMCO New York Municipal Bond Fund	5,402	58,725	(58,700)	(2)	0	5,425	26	0
PIMCO Short Duration Municipal Income Fund	62,916	218,310	(279,000)	1	(6)	2,221	110	0

ANNUAL REPORT	MARCH 31, 2014	97

Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Each Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

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(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

ANNUAL REPORT	MARCH 31, 2014	99

Notes to Financial Statements (Cont.)

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

Straddle Options  Certain Funds may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees,

generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

100	PIMCO TAX-EFFICIENT STRATEGY FUNDS

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If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index.

Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

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Notes to Financial Statements (Cont.)

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If a fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall

102	PIMCO TAX-EFFICIENT STRATEGY FUNDS

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market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value

ANNUAL REPORT	MARCH 31, 2014	103

Notes to Financial Statements (Cont.)

of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”)

govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	A, B and C Classes
PIMCO California Intermediate Municipal Bond Fund	0.225%	0.22%	0.32%	N/A	0.30%	0.30%
PIMCO California Municipal Bond Fund	0.21%	0.23%	0.33%	N/A	0.33%	0.33%
PIMCO California Short Duration Municipal Income Fund	0.18%	0.15%	0.25%	N/A	0.30%	0.30%
PIMCO High Yield Municipal Bond Fund	0.30%	0.25%	0.35%	N/A	0.30%	0.30%
PIMCO Municipal Bond Fund	0.20%	0.24%	0.34%	0.24%	0.30%	0.30%
PIMCO National Intermediate Municipal Bond Fund	0.22%	0.23%	0.33%	N/A	0.33%	0.33%
PIMCO New York Municipal Bond Fund	0.225%	0.22%	0.32%	N/A	0.30%	0.30%
PIMCO Short Duration Municipal Income Fund	0.18%	0.15%	0.25%	0.15%	0.30%	0.30%
PIMCO Tax Managed Real Return Fund	0.25%	0.20%	0.30%	N/A	0.35%	0.35%
PIMCO Unconstrained Tax Managed Bond Fund	0.40%	0.30%	0.40%	N/A	0.45%	0.45%

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(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B and Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares, and in connection with personal services rendered to Class A, Class B and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
PIMCO California Short Duration Municipal Income and PIMCO Short Duration Municipal Income Funds	0.30%	0.25%
PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond and PIMCO Tax Managed Real Return Funds	0.50%	0.25%
All other Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%
Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2014, the Distributor received $18,851,245 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO California Municipal Bond and PIMCO National Intermediate Municipal Bond

ANNUAL REPORT	MARCH 31, 2014	105

Notes to Financial Statements (Cont.)

Funds’ Supervisory and Administrative Fees in the Fund’s first fiscal year, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of the Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at March 31, 2014, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO California Municipal Bond Fund	$37
PIMCO National Intermediate Municipal Bond Fund	31

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2014, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO California Intermediate Municipal Bond Fund	$8,346	$9,012
PIMCO California Short Duration Municipal Income Fund	8,252	0
PIMCO High Yield Municipal Bond Fund	22,125	30,882
PIMCO Municipal Bond Fund	75,717	85,544
PIMCO National Intermediate Municipal Bond Fund	3,409	807
PIMCO New York Municipal Bond Fund	14,161	23,168
PIMCO Short Duration Municipal Income Fund	19,298	6,025
PIMCO Tax Managed Real Return Fund	519	6,765
PIMCO Unconstrained Tax Managed Bond Fund	15,197	4,083

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

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Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2014, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO California Intermediate Municipal Bond Fund	$0	$0	$86,473	$131,688
PIMCO California Municipal Bond Fund	0	0	4,198	3,594
PIMCO California Short Duration Municipal Income Fund	0	0	89,030	97,808
PIMCO High Yield Municipal Bond Fund	0	0	155,405	232,623
PIMCO Municipal Bond Fund	0	0	392,871	584,115
PIMCO National Intermediate Municipal Bond Fund	0	0	23,159	8,106
PIMCO New York Municipal Bond Fund	0	0	32,077	60,532
PIMCO Short Duration Municipal Income Fund	0	0	120,735	162,003
PIMCO Tax Managed Real Return Fund	0	0	13,252	10,325
PIMCO Unconstrained Tax Managed Bond Fund	152,945	199,903	235,902	140,311

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Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO California Intermediate Municipal Bond Fund				PIMCO California Municipal Bond Fund (1)
	Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Period from 05/31/2012 to 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,197	$21,302	5,623	$55,614	116	$1,160	385	$3,871
Class P	407	3,957	1,027	10,093	0	0	13	133
Administrative Class	0	0	0	0	0	0	0	0
Class D	157	1,509	255	2,511	25	258	38	388
Class A	1,063	10,257	1,967	19,321	145	1,406	180	1,845
Class B	0	0	0	0	0	0	0	0
Class C	203	1,958	541	5,314	49	476	7	73
Issued as reinvestment of distributions
Institutional Class	158	1,528	154	1,516	10	94	7	75
Class P	15	142	16	154	0	3	0	1
Administrative Class	0	0	0	0	0	0	0	0
Class D	9	86	11	107	1	6	0	4
Class A	82	791	136	1,337	2	25	2	19
Class B	0	0	0	0	0	0	0	0
Class C	10	96	16	161	0	2	0	1
Cost of shares redeemed
Institutional Class	(4,761)	(45,846)	(1,390)	(13,675)	(52)	(506)	(7)	(81)
Class P	(876)	(8,436)	(324)	(3,182)	(2)	(23)	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	(309)	(2,979)	(229)	(2,238)	(24)	(235)	(3)	(35)
Class A	(2,712)	(26,340)	(2,021)	(19,887)	(221)	(2,162)	(10)	(101)
Class B	0	0	0	0	0	0	0	0
Class C	(616)	(5,918)	(273)	(2,687)	(12)	(112)	0	0
Net increase (decrease) resulting from Fund share transactions	(4,973)	$(47,893)	5,509	$54,459	37	$392	612	$6,193

108	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2014

PIMCO California Short Duration Municipal Income Fund				PIMCO High Yield Municipal Bond Fund				PIMCO Municipal Bond Fund
Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

2,252	$22,384	3,198	$31,963	9,091	$75,487	25,399	$222,835	3,322	$30,946	8,976	$87,205
2,678	26,600	1,781	17,796	2,713	22,512	3,470	30,138	5,153	47,829	7,490	72,240
0	0	0	0	0	0	0	0	22	208	63	603
86	858	412	4,113	1,498	12,402	6,761	59,439	1,241	11,541	2,528	24,478
3,497	34,755	6,505	65,076	7,425	61,363	12,466	108,464	6,946	64,856	12,298	118,622
0	0	0	0	0	0	0	0	3	30	16	153
183	1,821	112	1,128	1,988	16,496	3,187	27,800	1,800	16,697	4,711	45,482

51	511	68	686	379	3,158	647	5,687	409	3,790	419	4,040
14	140	14	138	33	273	42	360	229	2,128	206	1,992
0	0	0	0	0	0	0	0	1	14	2	17
4	35	4	42	110	923	162	1,419	37	348	61	588
44	438	95	948	613	5,098	696	6,088	752	6,979	754	7,278
0	0	0	0	0	0	0	0	1	11	2	18
0	4	1	9	186	1,545	167	1,463	261	2,426	236	2,280

(2,034)	(20,227)	(4,208)	(42,093)	(9,657)	(80,298)	(28,533)	(252,327)	(6,549)	(60,049)	(8,107)	(78,459)
(2,223)	(22,113)	(1,835)	(18,344)	(1,663)	(13,630)	(1,500)	(13,241)	(6,998)	(64,463)	(2,546)	(24,752)
0	0	0	0	0	0	0	0	(89)	(809)	(20)	(188)
(153)	(1,525)	(148)	(1,477)	(3,604)	(30,142)	(6,019)	(53,118)	(1,968)	(18,419)	(2,331)	(22,607)
(6,099)	(60,674)	(9,740)	(97,328)	(10,931)	(90,896)	(10,226)	(90,057)	(15,334)	(141,393)	(7,705)	(74,479)
0	0	0	0	0	0	0	0	(30)	(282)	(89)	(856)
(133)	(1,321)	(147)	(1,475)	(3,003)	(24,937)	(1,390)	(12,257)	(4,976)	(45,732)	(1,936)	(18,809)
(1,833)	$(18,314)	(3,888)	$(38,818)	(4,822)	$(40,646)	5,329	$42,693	(15,767)	$(143,344)	15,028	$144,846

ANNUAL REPORT	MARCH 31, 2014	109

Notes to Financial Statements (Cont.)

	PIMCO National Intermediate Municipal Bond Fund				PIMCO New York Municipal Bond Fund
	Year Ended 03/31/2014		Period from 05/31/2012 to 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	704	$7,032	433	$4,368	606	$6,634	1,138	$12,904
Class P	1,248	12,616	105	1,086	162	1,771	304	3,457
Administrative Class	0	0	0	0	0	0	0	0
Class D	158	1,628	87	890	144	1,592	229	2,576
Class A	1,103	11,013	1,051	10,910	871	9,491	1,308	14,823
Class C	315	3,113	148	1,536	357	3,880	345	3,906
Issued as reinvestment of distributions
Institutional Class	9	91	4	44	216	2,357	229	2,597
Class P	10	102	0	5	10	112	9	105
Administrative Class	0	0	0	0	0	0	0	0
Class D	1	9	0	3	47	516	55	624
Class A	16	160	3	31	138	1,497	128	1,451
Class C	2	23	0	4	21	232	16	182
Cost of shares redeemed
Institutional Class	(68)	(688)	(97)	(998)	(1,976)	(21,483)	(1,638)	(18,627)
Class P	(238)	(2,380)	(1)	(19)	(245)	(2,672)	(86)	(985)
Administrative Class	0	0	0	0	0	0	0	0
Class D	(88)	(876)	(70)	(728)	(828)	(9,010)	(439)	(4,972)
Class A	(624)	(6,240)	(13)	(140)	(1,888)	(20,501)	(971)	(10,988)
Class C	(94)	(939)	(1)	(16)	(374)	(4,041)	(152)	(1,722)
Net increase (decrease) resulting from Fund share transactions	2,454	$24,664	1,649	$16,976	(2,739)	$(29,625)	475	$5,331

110	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2014

PIMCO Short Duration Municipal Income Fund				PIMCO Tax Managed Real Return Fund				PIMCO Unconstrained Tax Managed Bond Fund (2)
Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

5,098	$43,162	14,853	$126,227	2,352	$24,707	1,745	$19,210	14,224	$151,579	13,448	$145,151
2,777	23,487	3,958	33,643	83	884	122	1,342	8,022	85,519	4,184	44,988
0	1	50	431	0	0	0	0	0	0	0	0
1,797	15,263	906	7,691	77	824	275	3,015	1,453	15,490	1,694	18,326
10,166	86,067	15,769	134,077	93	990	355	3,896	1,886	20,208	1,729	18,629
1,241	10,513	414	3,516	60	634	93	1,020	469	5,013	353	3,823

86	724	211	1,796	105	1,090	110	1,209	263	2,793	274	2,934
16	136	13	110	2	22	5	50	60	636	46	492
0	0	2	13	0	0	0	0	0	0	0	0
5	43	4	31	7	71	8	91	20	212	24	259
76	645	126	1,073	11	111	20	218	25	271	39	420
1	11	6	53	3	34	5	57	2	21	9	96

(9,714)	(82,312)	(22,116)	(187,896)	(1,883)	(19,739)	(2,884)	(31,735)	(11,486)	(121,690)	(4,380)	(47,195)
(4,002)	(33,949)	(1,142)	(9,700)	(186)	(1,959)	(99)	(1,095)	(5,241)	(55,619)	(1,594)	(17,180)
0	0	(496)	(4,215)	0	0	0	0	0	0	0	0
(780)	(6,609)	(822)	(6,983)	(240)	(2,506)	(182)	(1,998)	(1,724)	(18,287)	(582)	(6,259)
(14,014)	(118,656)	(10,487)	(89,153)	(409)	(4,292)	(561)	(6,177)	(2,076)	(22,051)	(2,552)	(27,136)
(1,131)	(9,576)	(710)	(6,035)	(125)	(1,311)	(100)	(1,096)	(570)	(6,051)	(568)	(6,084)
(8,378)	$(71,050)	539	$4,679	(50)	$(440)	(1,088)	$(11,993)	5,327	$58,044	12,124	$131,264

(1)	As of March 31, 2014, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 49% of the Fund, and the shareholder is a related party of the Fund.*
(2)	As of March 31, 2014, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 14% of the Fund.
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral- Capital (4)	Qualified Late-Year Loss Deferral- Ordinary (5)
PIMCO California Intermediate Municipal Bond Fund	$356	$0	$0	$4,044	$(17)	$(10,673)	$0	$0
PIMCO California Municipal Bond Fund	0	0	0	21	0	(89)	0	0
PIMCO California Short Duration Municipal Income Fund	32	25	0	994	(9)	(4,369)	0	0
PIMCO High Yield Municipal Bond Fund	247	226	0	4,170	(251)	(40,263)	0	0

ANNUAL REPORT	MARCH 31, 2014	111

Notes to Financial Statements (Cont.)

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral- Capital (4)	Qualified Late-Year Loss Deferral- Ordinary (5)
PIMCO Municipal Bond Fund	$1,712	$11	$0	$24,988	$(136)	$(89,741)	$0	$0
PIMCO National Intermediate Municipal Bond Fund	0	0	0	132	0	(121)	0	0
PIMCO New York Municipal Bond Fund	0	0	0	7,564	(15)	(4,295)	0	0
PIMCO Short Duration Municipal Income Fund	360	0	0	1,804	(8)	(52,746)	0	0
PIMCO Tax Managed Real Return Fund	3	5	0	(102)	(2)	(492)	0	0
PIMCO Unconstrained Tax Managed Bond Fund	1,351	1,463	0	19,552	(856)	(19,810)	0	0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also, adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, and Lehman securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through March 31, 2014 which the Funds elected to defer to the following taxable year pursuant to federal income tax regulations.
(5)

Specified losses realized during the period November 1, 2013 through March 31, 2014 and Ordinary losses realized during the period January 1, 2014 through March 31, 2014, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

As of March 31, 2014, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands)
	03/31/2014	03/31/2015	03/31/2016	03/31/2017	03/31/2018	03/31/2019
PIMCO California Intermediate Municipal Bond Fund	$0	$229	$1,476	$311	$6,912	$397
PIMCO California Municipal Bond Fund	0	0	0	0	0	0
PIMCO California Short Duration Municipal Income Fund	0	0	0	5	324	81
PIMCO High Yield Municipal Bond Fund	0	0	3,645	6,087	17,767	941
PIMCO Municipal Bond Fund	0	0	0	1,207	68,427	2,823
PIMCO National Intermediate Municipal Bond Fund	0	0	0	0	0	0
PIMCO New York Municipal Bond Fund	0	0	0	0	3,155	776
PIMCO Short Duration Municipal Income Fund	0	0	0	8,426	37,870	55
PIMCO Tax Managed Real Return Fund	0	0	0	0	0	0
PIMCO Unconstrained Tax Managed Bond Fund	0	0	0	0	0	1,279

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2014, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO California Intermediate Municipal Bond Fund	$1,348	$0
PIMCO California Municipal Bond Fund	66	23
PIMCO California Short Duration Municipal Income Fund	3,666	293
PIMCO High Yield Municipal Bond Fund	6,119	5,704
PIMCO Municipal Bond Fund	12,277	5,007
PIMCO National Intermediate Municipal Bond Fund	76	46
PIMCO New York Municipal Bond Fund	364	0
PIMCO Short Duration Municipal Income Fund	5,330	1,065
PIMCO Tax Managed Real Return Fund	492	0
PIMCO Unconstrained Tax Managed Bond Fund	10,002	8,530

112	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2014

As of March 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO California Intermediate Municipal Bond Fund	$127,892	$4,499	$(456)	$4,043
PIMCO California Municipal Bond Fund	6,396	83	(71)	12
PIMCO California Short Duration Municipal Income Fund	202,487	1,354	(361)	993
PIMCO High Yield Municipal Bond Fund	345,818	15,862	(11,709)	4,153
PIMCO Municipal Bond Fund	494,981	26,119	(384)	25,735
PIMCO National Intermediate Municipal Bond Fund	41,051	506	(466)	40
PIMCO New York Municipal Bond Fund	127,357	7,920	(357)	7,563
PIMCO Short Duration Municipal Income Fund	297,903	1,983	(179)	1,804
PIMCO Tax Managed Real Return Fund	61,796	1,867	(115)	1,752
PIMCO Unconstrained Tax Managed Bond Fund	432,694	27,332	(3,334)	23,998

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, and Lehman securities.

For the fiscal years ended March 31, 2014 and March 31, 2013, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2014				March 31, 2013
	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO California Intermediate Municipal Bond Fund	$2,786	$105	$0	$0	$3,476	$140	$0	$0
PIMCO California Municipal Bond Fund	130	2	0	0	85	13	0	0
PIMCO California Short Duration Municipal Income Fund	1,237	35	0	0	2,087	74	0	0
PIMCO High Yield Municipal Bond Fund	13,858	435	0	0	17,715	435	0	0
PIMCO Municipal Bond Fund	17,593	214	0	0	17,741	937	0	0
PIMCO National Intermediate Municipal Bond Fund	378	8	0	0	76	13	0	0
PIMCO New York Municipal Bond Fund	4,835	88	0	0	5,030	69	0	0
PIMCO Short Duration Municipal Income Fund	1,552	138	0	0	3,029	210	0	0
PIMCO Tax Managed Real Return Fund	1,047	79	224	0	1,042	80	538	0
PIMCO Unconstrained Tax Managed Bond Fund	3,260	1,342	0	0	2,957	1,973	0	0

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2014	113

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO California Intermediate Municipal Bond Fund, PIMCO California Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO New York Municipal Bond Fund, PIMCO Short Duration Municipal Income Fund, PIMCO Tax Managed Real Return Fund and PIMCO Unconstrained Tax Managed Bond Fund (ten series of PIMCO Funds, hereinafter referred to as the “Funds”) at March 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2014

114	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	RBC	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SOG	Societe Generale
BSN	Bank of Nova Scotia	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NZD	New Zealand Dollar
BRL	Brazilian Real	GBP	British Pound	RUB	Russian Ruble
CAD	Canadian Dollar	HUF	Hungarian Forint	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	USD (or $)	United States Dollar
CNY	Chinese Renminbi	KRW	South Korean Won

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	FGIC	Financial Guaranty Insurance Co.	IBC	Insured Bond Certificate
AGM	Assured Guaranty Municipal	FHA	Federal Housing Administration	NPFGC	National Public Finance Guarantee Corp.
AMBAC	American Municipal Bond Assurance Corp.	FHLMC	Federal Home Loan Mortgage Corp.	PSF	Public School Fund
BHAC	Berkshire Hathaway Assurance Corporation	FNMA	Federal National Mortgage Association	SCSDE	South Carolina State Department of Education
CM	California Mortgage Insurance	GNMA	Government National Mortgage Association	SGI	Syncora Guarantee, Inc.
CR	Custodial Receipts	GTD	Guaranteed	SONYMA	State of New York Mortgage Agency

Other Abbreviations:
BABs	Build America Bonds	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	M-S-R	Mechanical Systems Review
BBSW	Bank Bill Swap Reference Rate

ANNUAL REPORT	MARCH 31, 2014	115

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2014) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of each Funds’ fiscal 2013 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2014 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO California Intermediate Municipal Bond Fund	0.00%	0.00%	$0	$0
PIMCO California Municipal Bond Fund	0.00%	0.00%	0	0
PIMCO California Short Duration Municipal Income Fund	0.00%	0.00%	0	0
PIMCO High Yield Municipal Bond Fund	0.00%	0.00%	0	0
PIMCO Municipal Bond Fund	0.00%	0.00%	0	0
PIMCO National Intermediate Municipal Bond Fund	0.00%	0.00%	0	0
PIMCO New York Municipal Bond Fund	0.00%	0.00%	0	0
PIMCO Short Duration Municipal Income Fund	0.00%	0.00%	0	0
PIMCO Tax Managed Real Return Fund	0.00%	0.00%	0	0
PIMCO Unconstrained Tax Managed Bond Fund	0.00%	0.00%	1,836	5,978

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2014, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2014.

116	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	02/1992 to Present	Managing Director and member of Executive Committee, PIMCO.	171	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	171	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	04/1987 to 02/1993 and 02/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	07/1993 to 02/1995 and 08/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	MARCH 31, 2014	117

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	04/1987 to Present	Managing Director and Chief Investment Officer, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

118	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Privacy Policy

(Unaudited)

The Funds1,2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any investment fund managed by the Adviser in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2014	119

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF3009AR_033114

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2014

Private Account Portfolio Series

PIMCO Asset-Backed Securities Portfolio

PIMCO Developing Local Markets Portfolio

PIMCO Emerging Markets Portfolio

PIMCO FX Strategy Portfolio

PIMCO High Yield Portfolio

PIMCO Investment Grade Corporate Portfolio

PIMCO Long Duration Corporate Bond Portfolio

PIMCO Low Duration Portfolio

PIMCO Moderate Duration Portfolio

PIMCO Mortgage Portfolio

PIMCO Municipal Sector Portfolio

PIMCO Real Return Portfolio

PIMCO Senior Floating Rate Portfolio

PIMCO Short-Term Portfolio

PIMCO Short-Term Floating NAV Portfolio

PIMCO Short-Term Floating NAV Portfolio II

PIMCO U.S. Government Sector Portfolio

PIMCO International Portfolio

PIMCO Short-Term Floating NAV Portfolio III

		Page

Chairman’s Letter		2
Important Information About the Portfolios		4
Expense Examples		25
Benchmark Descriptions		27
Financial Highlights		30
Statements of Assets and Liabilities		36
Consolidated Statements of Assets and Liabilities		38
Statements of Operations		39
Consolidated Statements of Operations		42
Statements of Changes in Net Assets		43
Consolidated Statements of Changes in Net Assets		47
Statements of Cash Flows		48
Notes to Financial Statements		203
Report of Independent Registered Public Accounting Firm		226
Glossary		227
Federal Income Tax Information		228
Management of the Trust		229
Privacy Policy		231

Portfolio	Portfolio Summary	Schedule of Investments

PIMCO Asset-Backed Securities Portfolio	6	49
PIMCO Developing Local Markets Portfolio	7	59
PIMCO Emerging Markets Portfolio	8	63
PIMCO FX Strategy Portfolio	9	72
PIMCO High Yield Portfolio	10	77
PIMCO Investment Grade Corporate Portfolio	11	89
PIMCO Long Duration Corporate Bond Portfolio	12	100
PIMCO Low Duration Portfolio	13	123
PIMCO Moderate Duration Portfolio	14	128
PIMCO Mortgage Portfolio	15	134
PIMCO Municipal Sector Portfolio	16	145
PIMCO Real Return Portfolio	17	148
PIMCO Senior Floating Rate Portfolio	18	156
PIMCO Short-Term Portfolio	19	162
PIMCO Short-Term Floating NAV Portfolio	20	172
PIMCO Short-Term Floating NAV Portfolio II	21	176
PIMCO U.S. Government Sector Portfolio	22	180
PIMCO International Portfolio	23	187
PIMCO Short-Term Floating NAV Portfolio III	24	194

Chairman’s Letter

Dear Shareholder,

Over the past twelve months, investors faced periods of heightened market volatility brought on by uncertainty around monetary and fiscal policy, geopolitical issues in the Middle East and Ukraine, and growing concern over China’s economic health.

Beginning in mid-May 2013 conditions in financial markets deteriorated as investors reacted to signals by the Federal Reserve (“Fed”) that it might begin to slow the pace of its quantitative easing (“QE”) asset purchase program. The shift in tone fueled a broad-based sell-off within fixed income assets throughout most of the summer, reducing market liquidity and pushing yields higher across the risk spectrum.

In September 2013, then-Fed Chairman Ben Bernanke clarified the central bank’s commitment to maintain its asset purchases of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero to 25 basis point range. The Fed also announced its intent to delay any tapering until more convincing indicators of economic growth become apparent, and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore moving higher) and a rally across most equity markets.

By October 2013, investors were once again kept on edge due to the partial shutdown of the U.S. government that began during the first week of October, and the debt ceiling negotiations between the White House and Congress. Investors were relieved by the last-minute deal announced on October 17 to reopen the U.S. government and raise the debt ceiling. Towards the latter part of December 2013, the Fed announced that beginning in January it would gradually exit its bond-buying program. While the markets had had months to prepare for the announcement, equities and prices on other risk assets surged while bond yields drifted higher.

More recently in March 2014, Janet Yellen, making her first official statement since becoming Fed Chair the month before, alluded to the possibility of earlier-than-expected hikes in the Federal Funds Rate. Her comments caused a spike in short-term yields, contributing to bond market volatility and a steepening yield curve.

Overseas, European economies continued to stabilize, but concerns rose in Asia, especially over China’s economic health. In addition to weaker economic data, China experienced its first-ever corporate default, exposing cracks in the country’s vast and overleveraged shadow banking system. Weaker economic data in Japan weighed on Japanese equity markets, while geopolitical concerns in Ukraine over Russia’s annexation of Crimea also caused investor jitters.

Highlights of our twelve-month reporting period include:

■

U.S. Treasuries posted negative returns, as measured by the Barclays U.S. Treasury Index, which declined 1.26%. Concerns over declining global liquidity, economic weakness in China, and uncertainty surrounding Ukraine contributed to demand for safe-haven assets during the latter part of the period. U.S. Treasuries also gave back some price gains in March 2014 as markets reacted to comments made by Fed Chair Janet Yellen regarding the timing of future Federal Funds Rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.72% at the end of the reporting period, compared with 1.85% on March 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted a negative return of 6.49%, as represented by the Barclays U.S. TIPS Index, and underperformed nominal U.S. Treasuries as breakeven inflation levels generally narrowed. Although inflation is expected to move higher as the U.S. economy improves, core inflation still remains exceptionally low by historical standards. Shorter-maturity U.S. TIPS lagged the broader TIPS market late in the reporting period as the positive effects from the commodity rally in the first quarter of 2014 was partially offset by financial markets pricing in a faster-than-expected pace of Fed tapering. Diversified commodities posted negative returns for the overall reporting period, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 2.10%.

■

Agency mortgage-backed securities (“MBS”) posted positive returns for the reporting period and outperformed like-duration U.S. Treasuries. However, the Fed’s tapering of Agency MBS during the first quarter of 2014 and

2	PRIVATE ACCOUNT PORTFOLIO SERIES

the rise in interest rates during the summer of 2013 negatively impacted lower coupon 30-year MBS, with these securities underperforming like-duration U.S. Treasuries. At the current pace of quantitative easing, the Federal Reserve has outlined plans to conduct $25 billion in net MBS purchases in April versus $40 billion per month in 2013. Non-Agency MBS performance was strong as the sector continued to benefit from improving housing fundamentals and limited outstanding supply.

■

The U.S. investment grade credit market returned 1.02%, as measured by the Barclays U.S. Credit Index. Spreads narrowed to the lowest level since mid-2007, amid improving global growth fundamentals. The high yield sector posted positive returns, benefiting from an idyllic mix of robust inflows and light new supply during the reporting period. Bank loans also posted relatively healthy returns as investor demand for less interest rate sensitive assets remained strong.

■

Tax-exempt municipal bonds returned 0.39%, as represented by the Barclays Municipal Bond Index. Municipal bond market returns were driven by coupon income as municipal yields moved higher with U.S. Treasury rates. Municipal market demand exhibited weakness throughout the last three quarters of 2013, as municipal mutual funds recorded over $63 billion of outflows. This was somewhat mitigated by low supply conditions, as primary new issue supply declined year-over-year, driven by a deterioration of refunding volume in the higher interest rate environment. Taxable municipal bonds, as represented by the Barclays Municipal Taxable Index, declined 1.17% over the reporting period.

■

Emerging markets (“EM”) external debt outperformed U.S. Treasuries during the reporting period as carry mitigated moderate spread widening and rising U.S. Treasury yields. EM local debt, however, underperformed U.S. Treasuries due to weaker EM currencies and a rise in yields which weighed on returns for EM local assets.

■

U.S. equities returned 21.86%, as measured by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 19.07%. The rally in developed market equities was encouraged by increased risk taking among investors in their search for higher-returning assets, and signs of continuing economic growth in the U.S. and Europe. However, emerging market equities, as measured by the MSCI Emerging Markets Index, declined 1.43% as investors generally shunned EM equities in favor of their developed market counterparts.

On the following pages of this Annual Report for the Private Account Portfolio Series (the “Portfolios”), the separate portfolios of the PIMCO Funds, please find specific details as to each Portfolio’s investment performance and a discussion of those factors that most affected performance over the twelve-month reporting period ended March 31, 2014.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Portfolios investments, please contact your account manager. We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds May 21, 2014

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2014	3

Important Information About the Portfolios

We believe that bond portfolios have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond portfolios, and fixed-income securities held by a Portfolio are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Portfolio management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Portfolios.

Bond portfolios and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolios may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: senior debt risk, interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, operational risk, California state-specific risk, New York state-specific risk, municipal project-specific risk and short sale risk. A complete description of these and other risks is contained in each Portfolio’s offering memorandum. The use of derivatives may subject the Portfolios to greater volatility than investments in traditional securities. The Portfolios may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so.

Certain derivative transactions may have a leveraging effect on a Portfolio. For example, a small investment in a derivative instrument may have a significant impact on a Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. A Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. A Portfolio may invest a significant portion of its assets in these types of instruments. If it does, a Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

Certain Portfolios may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

4	PRIVATE ACCOUNT PORTFOLIO SERIES

The geographical classification of foreign securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Portfolio Summary page in this Shareholder Report, the Average Annual Total Return Investment Performance table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Portfolio distributions or (ii) the redemption of Portfolio shares. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Portfolio commenced operations. Each Portfolio measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolios.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling (800) 927-4648 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Portfolio’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolios’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling (800) 927-4648. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Daily updates on the net asset value of a Portfolio may be obtained by calling 888.87.PIMCO.

ANNUAL REPORT	MARCH 31, 2014	5

PIMCO Asset-Backed Securities Portfolio

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Mortgage-Backed Securities	39.1%
Asset-Backed Securities	32.3%
U.S. Treasury Obligations	16.0%
U.S. Government Agencies	5.9%
Short-Term Instruments	5.3%
Other	1.4%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (10/31/00)
PIMCO Asset-Backed Securities Portfolio	6.68%	17.93%	7.95%	8.20%
Citi 3-Month Treasury Bill Index	0.05%	0.09%	1.56%	1.77%
Barclays Asset-Backed Securities Index	0.21%	6.05%	3.31%	4.55%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Asset-Backed Securities Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of asset-backed securities (“ABS”) of varying maturities, which may be represented by options, futures contracts, or swap agreements. Assets not invested in ABS may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

Exposure to senior non-Agency mortgage-backed securities (“MBS”) benefited performance as senior non-Agency MBS rallied during the reporting period amid limited new supply and ongoing signs of recovery in the U.S. housing market.

»	Exposure to commercial MBS benefited performance as the sector performed well amid strong investor appetite and a continued recovery of commercial property valuations.

»

Exposure to student loan ABS benefited performance as these bonds outperformed like-duration U.S. Treasuries and other consumer ABS sectors. Student loan ABS are generally floating-rate securities and performed well as interest rates rose during the reporting period.

»	An underweight to auto loan and credit card ABS detracted from performance as these sectors outperformed like-duration U.S. Treasuries amid strong investor demand for high quality yield.

6	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Developing Local Markets Portfolio

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Short-Term Instruments	59.2%
Brazil	30.9%
United States	9.9%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	Fund Inception (07/30/04)
PIMCO Developing Local Markets Portfolio	-5.22%	10.44%	6.22%
Citi 3-Month Treasury Bill Index	0.05%	0.09%	1.58%	*
Custom JPM ELMI+ Benchmark	-3.07%	4.79%	5.96%

All Portfolio returns are net of fees and expenses.

* Average annual total return since 07/31/2004.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Developing Local Markets Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, developing markets. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio defines a “developing market” as any non-U.S. country, excluding those countries that have been classified by the World Bank as high-income Organization for Economic Cooperation and Development economies for the past five consecutive years. The Portfolio’s investments in currencies or Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	An allocation to Brazilian local rates benefited performance as the Brazilian local currency sub-index of the JPMorgan GBI-EM Global Diversified posted positive returns over the reporting period.

»	An allocation to the Hong Kong dollar benefited performance as the Hong Kong sub-index of the JPMorgan ELMI+ posted slightly positive returns over the reporting period.

»	An allocation to the Mexican peso detracted from performance as the Mexican sub-index of the JPMorgan ELMI+ posted negative returns over the reporting period.

»

An allocation to the Malaysian ringgit detracted from performance as the Malaysian sub-index of the JPMorgan ELMI+ posted negative returns over the first half of the reporting period when the Portfolio was allocated to the currency, and returned slightly positive returns over the second half of the reporting period when the portfolio was generally not allocated to the currency.

ANNUAL REPORT	MARCH 31, 2014	7

PIMCO Emerging Markets Portfolio

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Short-Term Instruments	32.4%
Brazil	26.6%
Indonesia	11.5%
Mexico	6.8%
South Korea	4.4%
Other	18.3%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (04/03/98)
PIMCO Emerging Markets Portfolio	-1.22%	9.35%	6.62%	9.24%
Citi 3-Month Treasury Bill Index	0.05%	0.09%	1.56%	2.31%	*
Custom JPM ELMI+ Benchmark	-3.05%	4.80%	4.80%	6.83%

All Portfolio returns are net of fees and expenses.

* Average annual total return since 03/31/1998.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Emerging Markets Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of Fixed Income Instruments that economically are tied to emerging market countries, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”), or asset-backed securities (“ABS”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An allocation to Brazilian local rates benefited performance as the Brazilian local currency sub-index of the JPMorgan GBI-EM Global Diversified posted positive returns over the reporting period.

»	An allocation to the Polish zloty benefited performance as the Polish sub-index of the JPMorgan ELMI+ posted positive returns over the reporting period.

»

An allocation to Mexican local rates detracted from performance as the Mexican local currency sub-index of the JPMorgan GBI-EM Global Diversified posted slightly negative returns over the reporting period.

»	An allocation to the Mexican peso detracted from performance as the Mexican sub-index of the JPMorgan ELMI+ posted negative returns over the reporting period.

8	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO FX Strategy Portfolio

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Short-Term Instruments	88.6%
U.S. Treasury Obligations	11.4%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	Fund Inception (10/05/10)
PIMCO FX Strategy Portfolio	-7.94%	-2.23%
BofA Merrill Lynch 3-Month Treasury Bill Index	0.07%	0.10%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO FX Strategy Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances in foreign (non-U.S.) currency positions backed by a portfolio of money market securities. The Portfolio may invest up to 50% of its total assets in positions related to a single foreign (non-U.S.) currency. The Portfolio’s investments may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Portfolio may, but is not required to, hedge its exposure to foreign (non-U.S.) currencies.

»	A short position in the Japanese yen benefited performance as the currency depreciated relative to the U.S. dollar over the reporting period.

»	A long position in the Australian dollar beginning in August 2013 benefited performance as high carry contributed to a positive total return.

»	A short position in the euro detracted from performance as the currency appreciated relative to the U.S. dollar over the reporting period.

»	A short position in the British pound detracted from performance as the currency appreciated relative to the U.S. dollar over the reporting period.

»	A long position in the Canadian dollar detracted from performance as the currency depreciated relative to the U.S. dollar over the reporting period.

»	A long position in the Russian ruble detracted from performance as the currency depreciated relative to the U.S. dollar over the reporting period.

ANNUAL REPORT	MARCH 31, 2014	9

PIMCO High Yield Portfolio

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Industrials	42.0%
Banking & Finance	23.3%
Utilities	12.2%
Short-Term Instruments	7.7%
Bank Loan Obligations	5.9%
Other	8.9%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (12/08/00)
PIMCO High Yield Portfolio	6.89%	19.17%	9.11%	8.34%
Citi 3-Month Treasury Bill Index	0.05%	0.09%	1.56%	1.74%	*
BofA Merrill Lynch U.S. High Yield, BB-B Rated Index	6.92%	15.81%	7.86%	8.19%

All Portfolio returns are net of fees and expenses.

* Average annual total return since 11/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO High Yield Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

»	An underweight to the retail sector benefited performance as the sector underperformed the broader high yield market during the reporting period.

»	An overweight to the pharmaceuticals sector benefited performance as the sub-sector outperformed the broader high yield market during the reporting period.

»	An overweight to the chemicals sector benefited performance as the sector outperformed the broader high yield market during the reporting period.

»	An underweight to the automotive sector detracted from performance as the sector outperformed the broader high yield market during the reporting period.

»	An overweight to the utilities sector detracted from performance as the sector underperformed the broader high yield market during the reporting period.

»	An overweight to the wireless sector detracted from performance as the sector underperformed the broader high yield market during the reporting period.

10	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Investment Grade Corporate Portfolio

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Banking & Finance	54.3%
Short-Term Instruments	18.8%
Industrials	13.9%
Utilities	9.3%
U.S. Treasury Obligations	1.9%
Other	1.8%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (01/26/00)
PIMCO Investment Grade Corporate Portfolio	2.95%	14.19%	7.38%	8.60%
Citi 3-Month Treasury Bill Index	0.05%	0.09%	1.56%	1.99%	*
Barclays Credit Investment Grade Index (Ex-Aa3 and Higher)	1.36%	10.07%	5.40%	6.74%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 01/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

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The PIMCO Investment Grade Corporate Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of investment grade corporate fixed income investments of varying maturities, which may be represented by options, futures contracts, and/or swap agreements.

»

Duration (or sensitivity to changes in market interest rates) and yield curve positioning was net negative for performance. An overweight to U.S. duration detracted from performance as yields in the U.S. rose. An underweight to duration in the U.K. and Europe benefited performance as yields rose in these regions. A yield curve steepening bias in the U.S. benefited performance.

»	An overweight to the pipelines sector benefited performance as the sector outperformed the broader investment grade corporate bond market over the reporting period.

»	An overweight to the wirelines sector benefited performance as the sector outperformed the broader investment grade corporate bond market over the reporting period.

»	An overweight to the automotive sector benefited performance as the sector outperformed the broader investment grade corporate bond market over the reporting period.

»	An underweight to the non-captive diversified finance sector detracted from performance as the sector outperformed the broader investment grade corporate bond market over the reporting period.

»	An underweight to insurance property & casualty (“P&C”) issuers detracted from performance as the sector outperformed the broader investment grade corporate bond market over the reporting period.

ANNUAL REPORT	MARCH 31, 2014	11

PIMCO Long Duration Corporate Bond Portfolio

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Corporate Bonds & Notes	63.9%
U.S. Treasury Obligations	22.6%
Municipal Bonds & Notes	6.5%
Sovereign Issues	5.3%
Short-Term Instruments	0.9%
Other	0.8%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	Fund Inception (12/22/08)
PIMCO Long Duration Corporate Bond Portfolio	1.60%	14.01%	10.37%
Barclays U.S. Long Credit Index	1.07%	12.73%	10.64%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Long Duration Corporate Bond Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of corporate Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

Duration (or sensitivity to changes in market interest rates) and yield curve positioning were net positive for performance. An underweight to U.S. duration was positive for performance, and tactical allocations to U.K and Australian duration were slightly negative for performance.

»	Positioning designed to benefit from the steepening of the U.S. and U.K. yields curves benefited performance in aggregate for the reporting period.

»	An overweight to the banking sector benefited performance as the sector outperformed the broader credit market during the reporting period.

»	An overweight to the life insurance sector benefited performance as the sector outperformed the broader credit market during the reporting period.

»	An overweight to the pipelines sector benefited performance as the sector outperformed the broader credit market during the reporting period.

»	An underweight to the technology sector detracted from performance as the sector outperformed the broader credit market during the reporting period.

»	An underweight to the retail sector detracted from performance as the sector outperformed the broader credit market during the reporting period.

»	An underweight to the food and beverage sector detracted from performance as the sector outperformed the broader credit market during the reporting period.

12	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Low Duration Portfolio

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

U.S. Treasury Obligations	42.4%
Short-Term Instruments	39.7%
Corporate Bonds & Notes	9.4%
U.S. Government Agencies	5.3%
Asset-Backed Securities	1.6%
Other	1.6%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	Fund Inception (05/31/12)
PIMCO Low Duration Portfolio	-0.91%	0.01%
Barclays 1-3 Year Government/Credit Index	0.68%	0.87%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Low Duration Portfolio seeks to provide income, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

An overweight duration position (or sensitivity to changes in market interest rates) detracted from performance as U.S. Treasury yields increased across much of the yield curve during the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities detracted from performance as inflation expectations, measured by breakeven inflation rates, declined over the reporting period.

»	An underweight exposure to investment grade corporates detracted from performance as credit spreads narrowed over the reporting period.

»	Exposure to Agency mortgage-backed securities (“MBS”) benefited performance as spreads on Agency MBS subsectors narrowed during the reporting period.

ANNUAL REPORT	MARCH 31, 2014	13

PIMCO Moderate Duration Portfolio

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

U.S. Treasury Obligations	34.8%
U.S. Government Agencies	24.6%
Short-Term Instruments	19.8%
Corporate Bonds & Notes	18.3%
Municipal Bonds & Notes	1.3%
Other	1.2%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	Fund Inception (07/31/12)
PIMCO Moderate Duration Portfolio	-1.43%	-0.48%
Barclays Intermediate Aggregate Bond Index	0.01%	0.46%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Moderate Duration Portfolio seeks to provide income, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An overweight to duration (or sensitivity to changes in market interest rates) during the first half of the reporting period detracted from performance as interest rates rose.

»	An underweight to investment grade corporate credit detracted from performance as the investment grade corporate sector outperformed U.S. Treasuries during the reporting period.

»	Modest exposure to emerging market external debt benefited performance as the sector outperformed like-duration U.S. Treasuries during the reporting period.

»	An allocation to U.S. Treasury Inflation-Protected Securities detracted from performance as breakeven inflation levels narrowed during the reporting period.

»	Exposure to Agency mortgage-backed securities benefited performance as the sector outperformed like-duration U.S. Treasuries during the reporting period.

14	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Mortgage Portfolio

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

U.S. Government Agencies	81.6%
Mortgage-Backed Securities	7.8%
U.S. Treasury Obligations	4.6%
Asset-Backed Securities	4.2%
Short-Term Instruments	1.7%
Other	0.1%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (01/31/00)
PIMCO Mortgage Portfolio	0.69%	6.15%	5.57%	6.61%
Citi 3-Month Treasury Bill Index	0.05%	0.09%	1.56%	1.99%
Barclays U.S. MBS Fixed Rate Index	0.18%	3.58%	4.61%	5.64%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Mortgage Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related securities of varying maturities, which may be represented by options, futures contracts, swap agreements, or asset-backed securities (“ABS”).

»

Exposure to senior non-Agency mortgage-backed securities (“MBS”) benefited performance as senior non-Agency MBS rallied during the reporting period amid limited new supply and ongoing signs of recovery in the U.S. housing market.

»	An underweight to 3.5% coupon mortgages benefited performance as these bonds underperformed amid rising rates and the Federal Reserve’s decision to begin tapering purchases of Agency MBS.

»

Duration (or sensitivity to changes in market interest rates) positioning detracted from performance, particularly an overweight to duration in May 2013 through July 2013, as rates rose sharply during this period.

»

An overweight to Government National Mortgage Association (“GNMA”) bonds during most of the reporting period detracted from performance as GNMA securities underperformed the broader Barclays U.S. MBS Fixed Rate Index.

ANNUAL REPORT	MARCH 31, 2014	15

PIMCO Municipal Sector Portfolio

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

California	21.0%
Illinois	13.1%
Texas	12.9%
New York	9.5%
New Jersey	8.8%
District of Columbia	5.5%
Other	29.2%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (08/21/00)
PIMCO Municipal Sector Portfolio	-0.62%	8.43%	3.20%	4.37%
Citi 3-Month Treasury Bill Index	0.05%	0.09%	1.56%	1.82%	*
Barclays Long Municipal Bond Index	-0.82%	8.14%	4.90%	5.74%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 08/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Municipal Sector Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of fixed income securities of varying maturities issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities (“Municipal Securities”), or in instruments that provide exposure to the Municipal Securities sector, such as options, futures contracts, or swap agreements.

»

The Portfolio’s effective duration (or sensitivity to changes in market interest rates) was managed below its benchmark index throughout the reporting period, which benefited performance as municipal bond yields moved higher during the reporting period.

»	An overweight to the healthcare sector benefited performance as this sector outperformed the general municipal bond market during the period.

»	An underweight to the electric utility sector benefited performance as the segment underperformed the general municipal bond market over the reporting period.

»	An overweight to the lease-backed sector benefited performance as the segment outperformed the general municipal bond market during reporting period.

»	An underweight to the housing sector detracted from performance as the segment outperformed the general municipal bond market during reporting period.

»	An underweight to the resource recovery sector throughout the majority of the reporting period detracted from performance as the segment outperformed the general municipal bond market.

16	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Real Return Portfolio

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

U.S. Treasury Obligations	92.3%
Sovereign Issues	6.2%
Corporate Bonds & Notes	0.6%
Short-Term Instruments	0.5%
Mortgage-Backed Securities	0.4%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (04/28/00)
PIMCO Real Return Portfolio	-6.69%	6.09%	4.62%	6.96%
Citi 3-Month Treasury Bill Index	0.05%	0.09%	1.56%	1.92%	*
Barclays U.S. TIPS Index	-6.49%	4.90%	4.53%	6.45%

All Portfolio returns are net of fees and expenses.

* Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Real Return Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by options, futures contracts, or swap agreements.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as rising real yields led U.S. TIPS to deliver negative returns over the reporting period.

»	Exposure to inflation-linked bonds in Australia detracted from performance as the Australian inflation-linked market posted negative returns over the reporting period.

»	Exposure to Italian inflation-linked bonds benefited performance as inflation-linked bonds in Italy posted positive returns over the reporting period.

»	Exposure to intermediate-maturity nominal U.S. interest rates detracted from performance as yields rose in the U.S. over the reporting period.

»	Exposure to U.K. inflation-linked bonds detracted from performance as inflation-linked bonds in the U.K. posted negative returns over the reporting period.

»	Exposure to select residential mortgage-backed securities benefited performance as these securities generally posted positive returns over the reporting period.

ANNUAL REPORT	MARCH 31, 2014	17

PIMCO Senior Floating Rate Portfolio

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Bank Loan Obligations	94.1%
Short-Term Instruments	3.8%
Corporate Bonds & Notes	2.1%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	Fund Inception (04/29/11)
PIMCO Senior Floating Rate Portfolio	3.62%	4.51%
J.P. Morgan BB/B Leveraged Loan Index	3.91%	4.72%
Credit Suisse Institutional Leveraged Loan Index*	4.91%	5.28%

All Portfolio returns are net of fees and expenses.

* Prior to January 1, 2014, the Portfolio’s primary benchmark was the Credit Suisse Institutional Leveraged Loan Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Senior Floating Rate Portfolio seeks a high level of current income, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of floating or adjustable rate senior secured loans, senior corporate debt and other senior Fixed Income Instruments that effectively enable the Portfolio to achieve a floating rate of income. “Fixed Income Instruments” include bank loans, bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An underweight to the retail sector benefited performance as the sector underperformed the broader BB/B loan market during the reporting period.

»	An overweight to the telecom sector benefited performance as the sector outperformed the broader BB/B loan market during the reporting period.

»	An overweight to the automotive sector benefited performance as the sector outperformed the broader BB/B loan market during the reporting period.

»	An underweight to the technology sector detracted from performance as the sector outperformed the broader BB/B loan market during the reporting period.

»	An underweight to the utilities sector detracted from performance as the sector outperformed the broader BB/B loan market during the reporting period.

»	An overweight to the healthcare sector detracted from performance as the sector underperformed the broader BB/B loan market during the reporting period.

18	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Short-Term Portfolio

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Mortgage-Backed Securities	60.5%
Asset-Backed Securities	16.6%
Short-Term Instruments	10.6%
U.S. Government Agencies	7.6%
Corporate Bonds & Notes	4.7%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (04/20/00)
PIMCO Short-Term Portfolio	3.96%	10.05%	4.33%	4.46%
Citi 3-Month Treasury Bill Index	0.05%	0.09%	1.56%	1.92%	*
3 Month USD LIBOR Index	0.26%	0.40%	2.09%	2.39%

All Portfolio returns are net of fees and expenses.

* Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Short-Term Portfolio seeks maximum total return, consistent with preservation of capital and liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An above-benchmark U.S. duration (or sensitivity to changes in market interest rates) detracted from performance as interest rates moved higher across the yield curve during the reporting period.

»	Holdings of Agency and non-Agency mortgages benefited performance as these securities provided a strong source of incremental yield during the reporting period.

»	Exposure to the corporate sector benefited performance as these securities posted positive performance during the reporting period.

ANNUAL REPORT	MARCH 31, 2014	19

PIMCO Short-Term Floating NAV Portfolio

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Corporate Bonds & Notes	33.6%
Repurchase Agreements	28.3%
Sovereign Issues	12.2%
U.S. Government Agencies	11.6%
Short-Term Notes	7.5%
Other	6.8%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	Fund Inception (10/17/08)
PIMCO Short-Term Floating NAV Portfolio	0.23%	0.36%	0.40%
Citi 3-Month Treasury Bill Index	0.05%	0.09%	0.12%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 10/31/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Short-Term Floating NAV Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	The Portfolio had a focus on high-quality and short-maturity assets during the reporting period.

»	The Portfolio’s weighted average maturity was reduced over the reporting period in order to mitigate the impact of increasing short-term yields.

»	Exposure to the corporate sector added to returns as a source of incremental yield over U.S. Treasuries.

20	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Short-Term Floating NAV Portfolio II

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Corporate Bonds & Notes	32.8%
U.S. Government Agencies	18.9%
Short-Term Notes	16.1%
Repurchase Agreements	14.9%
Sovereign Issues	9.7%
Other	7.6%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	Fund Inception (06/09/09)
PIMCO Short-Term Floating NAV Portfolio II	0.19%	0.30%
Citi 3-Month Treasury Bill Index	0.05%	0.09%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 05/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Short-Term Floating NAV Portfolio II seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	The Portfolio had a focus on high-quality and short-maturity assets during the reporting period.

»	The Portfolio’s weighted average maturity was reduced over the reporting period in order to mitigate the impact of increasing short-term yields.

»	Exposure to the corporate sector added to returns as a source of incremental yield over U.S. Treasuries.

ANNUAL REPORT	MARCH 31, 2014	21

PIMCO U.S. Government Sector Portfolio

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

U.S. Treasury Obligations	65.7%
U.S. Government Agencies	21.4%
Short-Term Instruments	6.4%
Mortgage-Backed Securities	5.8%
Asset-Backed Securities	0.5%
Other	0.2%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (01/31/00)
PIMCO U.S. Government Sector Portfolio	-4.98%	5.65%	7.26%	8.53%
Citi 3-Month Treasury Bill Index	0.05%	0.09%	1.56%	1.99%
Barclays Government Bond Index	-1.17%	2.73%	3.98%	5.39%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO U.S. Government Sector Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities of varying maturities, or in securities that provide exposure to the U.S. government securities sector, such as options, futures contracts, swap agreements, or mortgage-backed securities.

»

An above-benchmark U.S. duration (or sensitivity to changes in market interest rates) to the intermediate portion of the yield curve detracted from performance as intermediate maturity U.S. Treasury yields rose during the reporting period.

»	An emphasis on the short-term portion of the U.S. Treasury yield curve benefited performance as the two- to thirty-year yield spread steepened during the reporting period.

»	An out-of-benchmark exposure to non-Agency mortgages benefited performance as these securities outperformed like-duration U.S. Treasuries during the reporting period.

22	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO International Portfolio

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Spain	22.2%
Short-Term Instruments	19.6%
Canada	12.9%
Italy	12.3%
United States	9.4%
Sweden	6.2%
Netherlands	5.6%
United Kingdom	5.5%
Other	6.3%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (12/13/89)
PIMCO International Portfolio	1.03%	9.59%	7.23%	8.31%
Citi 3-Month Treasury Bill Index	0.05%	0.09%	1.56%	3.27%	*
JPMorgan GBI Global ex-US Index Hedged in USD	2.53%	3.83%	4.43%	6.32%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 11/30/1989.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO International Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in a portfolio of Fixed Income Instruments of non-U.S. issuers, representing at least three non-U.S. countries or currencies, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”), or asset-backed securities (“ABS”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An underweight to duration (or sensitivity to changes in market interest rates) in the U.K. benefited performance as U.K. interest rates rose over the reporting period.

»	Positions in government-related debt, particularly provincial bonds in Canada, benefited performance as spreads on these securities tightened over the reporting period.

»	An underweight to the Japanese yen benefited performance as the currency depreciated versus the U.S. dollar over the reporting period.

»	An overweight to duration in Canada detracted from relative performance as Canadian interest rates rose over the reporting period.

»	An underweight to duration in Spain and Italy detracted from relative performance as spreads for these countries’ sovereign debt over euro-swap rates tightened over the reporting period.

»	An underweight to the euro during the second quarter of 2013 detracted from relative performance as the currency appreciated versus the U.S. dollar during that period.

ANNUAL REPORT	MARCH 31, 2014	23

PIMCO Short-Term Floating NAV Portfolio III

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Corporate Bonds & Notes	27.8%
U.S. Government Agencies	24.0%
Repurchase Agreements	11.9%
Sovereign Issues	8.4%
Japan Treasury Bills	7.4%
U.S. Treasury Obligations	7.2%
Commercial Paper	4.8%
Other	8.5%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	Fund Inception (03/12/12)
PIMCO Short-Term Floating NAV Portfolio III	0.34%	0.41%
Citi 3-Month Treasury Bill Index	0.05%	0.06%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Short-Term Floating NAV Portfolio III seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	The Portfolio had a focus on high-quality and short-maturity assets during the reporting period.

»	The Portfolio’s weighted average maturity was reduced over the reporting period in order to mitigate the impact of increasing short-term yields.

»	Exposure to the corporate sector added to returns as a source of incremental yield over U.S. Treasuries.

»

The Portfolio’s additional return from investing in Mexican-peso denominated government debt and hedging to the U.S. dollar added to performance as Mexican yields provided a source of high-quality return over U.S. Treasuries.

24	PRIVATE ACCOUNT PORTFOLIO SERIES

Expense Examples

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from October 1, 2013 to March 31, 2014 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

ANNUAL REPORT	MARCH 31, 2014	25

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Asset-Backed Securities Portfolio	$1,000.00	$1,045.80	$0.61	$1,000.00	$1,024.33	$0.61	0.12%
PIMCO Developing Local Markets Portfolio	1,000.00	1,026.30	0.61	1,000.00	1,024.33	0.61	0.12
PIMCO Emerging Markets Portfolio	1,000.00	1,024.80	0.61	1,000.00	1,024.33	0.61	0.12
PIMCO FX Strategy Portfolio	1,000.00	986.20	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO High Yield Portfolio	1,000.00	1,064.00	1.60	1,000.00	1,023.39	1.56	0.31
PIMCO Investment Grade Corporate Portfolio	1,000.00	1,037.20	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO Long Duration Corporate Bond Portfolio	1,000.00	1,000.00	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO Low Duration Portfolio	1,000.00	1,003.50	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO Moderate Duration Portfolio	1,000.00	1,007.10	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO Mortgage Portfolio	1,000.00	1,017.20	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO Municipal Sector Portfolio	1,000.00	1,051.70	0.26	1,000.00	1,024.68	0.25	0.05	***
PIMCO Real Return Portfolio	1,000.00	1,000.80	0.35	1,000.00	1,024.58	0.35	0.07
PIMCO Senior Floating Rate Portfolio	1,000.00	1,025.60	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO Short-Term Portfolio	1,000.00	1,024.00	0.35	1,000.00	1,024.58	0.35	0.07
PIMCO Short-Term Floating NAV Portfolio	1,000.00	1,001.00	0.00	1,000.00	1,024.93	0.00	0.00
PIMCO Short-Term Floating NAV Portfolio II	1,000.00	1,000.90	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO U.S. Government Sector Portfolio	1,000.00	1,002.40	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO International Portfolio	1,000.00	1,015.30	0.60	1,000.00	1,024.33	0.61	0.12
PIMCO Short-Term Floating NAV Portfolio III	1,000.00	1,001.50	0.00	1,000.00	1,024.93	0.00	0.00

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

*** The Net Annualized Expense Ratio reflected in the expense example above includes 0.00% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expense Paid During Period would have been $0.26 for Actual and $0.25 for Hypothetical. The additional non-cash interest expense does not reflect actual expenses paid by the Portfolio, but instead is offset by additional interest income recorded by the Portfolio in Residual Interest Bonds (“RIBs”) transaction accounted for as secured borrowing. Refer to Note 4(a) in the Notes to Financial Statements for additional information regarding RIBs.

26	PRIVATE ACCOUNT PORTFOLIO SERIES

Benchmark Descriptions

Index	Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Barclays 1-3 Year Government/Credit Index	The Barclays 1-3 Year Government/Credit Index is the 1-3 Yr component of the U.S. Government/Credit index. The Barclays Government/Credit Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. It is not possible to invest directly in an unmanaged index

Barclays Asset-Backed Securities Index	Barclays Asset-Backed Securities Index has 5 subsectors: credit and charge cards, autos, home equity loans, utility, and manufactured housing. The index includes pass-through, bullet, and controlled amortization structures. It includes only the senior class of each ABS issue; subordinate tranches are not included. It is not possible to invest directly in an unmanaged index.

Barclays Credit Investment Grade Index (Ex-Aa3 and Higher)	Barclays Credit Investment Grade Index (Ex-Aa3 and Higher) consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. It is not possible to invest directly in an unmanaged index.

Barclays Government Bond Index	Barclays Government Bond Index consists of securities issued by the U.S. Government with a maturity of one year or more. It is not possible to invest directly in an unmanaged index.

Barclays Intermediate Aggregate Bond Index	Barclays Intermediate Aggregate Bond Index is the Intermediate component of the U.S. Aggregate Index. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Long Municipal Bond Index	Barclays Long Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Long Credit Index	Barclays U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. It is not possible to invest directly in an unmanaged index.

Barclays U.S. MBS Fixed Rate Index	Barclays U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2014	27

Benchmark Descriptions (Cont.)

Index	Description

BofA Merrill Lynch 3-Month Treasury Bill Index	The BofA Merrill Lynch US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch U.S. High Yield, BB-B Rated Index	BofA Merrill Lynch U.S. High Yield, BB-B Rated Index is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Prior to 1/97, data represents that of BofA Merrill Lynch High Yield Cash Pay, BB-B rated. BofA Merrill Lynch High Yield Cash Pay, BB-B rated. is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Excludes pay-in-kind bonds and deferred interest bonds that are not yet accruing a coupon. It is not possible to invest directly in an unmanaged index.

Citi 3-Month Treasury Bill Index	Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Credit Suisse Institutional Leveraged Loan Index	The Credit Suisse Institutional Leveraged Loan Index is a sub-index of the Credit Suisse Leveraged Loan Index and is designed to more closely reflect the investment criteria of institutional investors by sampling a lower volatility component of the market. The Index is formed by excluding the following facilities from the Credit Suisse Leveraged Loan Index: facility types TL and TLa, facilities priced 90 or lower at the beginning of the month and facilities rated CC, C or Default. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market. It is not possible to invest directly in an unmanaged index.

Custom JPM ELMI+ Benchmark	Custom JPM ELMI+ Benchmark consists of custom weights of selected countries within the JPMorgan Emerging Local Markets Index Plus. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

J.P. Morgan BB/B Leveraged Loan Index	The J.P. Morgan BB/B Leveraged Loan Index is a subset of the broader Leveraged Loan Index, and as such follows all of the same inclusion rules, loan selection methodology and the rebalance process, with the sole exception being the tranche rating criteria.

JPMorgan GBI Global ex-US Index Hedged in USD	JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index (Net Dividends in USD)	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

28	PRIVATE ACCOUNT PORTFOLIO SERIES

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ANNUAL REPORT	MARCH 31, 2014	29

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Asset-Backed Securities Portfolio
03/31/2014	$12.00	$0.49	$0.29	$0.78	$(0.54)	$0.00	$0.00	$(0.54)
03/31/2013	10.67	0.45	1.36	1.81	(0.44)	(0.04)	0.00	(0.48)
03/31/2012	10.90	0.44	0.21	0.65	(0.60)	(0.28)	0.00	(0.88)
03/31/2011	9.69	0.54	1.28	1.82	(0.61)	0.00	0.00	(0.61)
03/31/2010	7.14	0.41	2.65	3.06	(0.33)	(0.18)	0.00	(0.51)

PIMCO Developing Local Markets Portfolio
03/31/2014	$5.85	$0.26	$(0.58)	$(0.32)	$(0.01)	$(0.95)	$(0.12)	$(1.08)
03/31/2013	4.99	0.33	0.69	1.02	(0.16)	0.00	0.00	(0.16)
03/31/2012	5.75	0.17	(0.21)	(0.04)	(0.61)	0.00	(0.11)	(0.72)
03/31/2011	5.67	0.18	0.51	0.69	(0.61)	0.00	0.00	(0.61)
03/31/2010	4.75	0.19	1.14	1.33	(0.41)	0.00	0.00	(0.41)

PIMCO Emerging Markets Portfolio
03/31/2014	$10.77	$0.45	$(0.60)	$(0.15)	$(0.50)	$0.00	$0.00	$(0.50)
03/31/2013	10.55	0.47	0.50	0.97	(0.75)	0.00	0.00	(0.75)
03/31/2012	10.60	0.56	0.23	0.79	(0.71)	0.00	(0.13)	(0.84)
03/31/2011	10.02	0.57	0.63	1.20	(0.62)	0.00	0.00	(0.62)
03/31/2010	8.39	0.56	1.09	1.65	(0.01)	0.00	(0.01)	(0.02)

PIMCO FX Strategy Portfolio
03/31/2014	$9.81	$0.01	$(0.78)	$(0.77)	$(1.37)	$0.00	$0.00	$(1.37)
03/31/2013	9.32	0.03	0.48	0.51	(0.02)	0.00	0.00	(0.02)
03/31/2012	10.13	0.02	(0.63)	(0.61)	(0.19)	0.00	(0.01)	(0.20)
10/05/2010 - 03/31/2011	10.00	0.01	0.13	0.14	(0.01)	0.00	0.00	(0.01)

PIMCO High Yield Portfolio
03/31/2014	$7.90	$0.61	$(0.10)	$0.51	$(0.69)	$0.00	$0.00	$(0.69)
03/31/2013	7.52	0.76	0.40	1.16	(0.78)	0.00	0.00	(0.78)
03/31/2012	8.02	0.76	(0.37)	0.39	(0.89)	0.00	0.00	(0.89)
03/31/2011	7.48	0.57	0.52	1.09	(0.55)	0.00	0.00	(0.55)
03/31/2010	5.14	0.59	2.37	2.96	(0.62)	0.00	0.00	(0.62)

PIMCO Investment Grade Corporate Portfolio
03/31/2014	$11.45	$0.40	$(0.10)	$0.30	$(0.47)	$(0.60)	$0.00	$(1.07)
03/31/2013	10.79	0.48	0.86	1.34	(0.53)	(0.15)	0.00	(0.68)
03/31/2012	10.73	0.56	0.11	0.67	(0.61)	0.00	0.00	(0.61)
03/31/2011	10.30	0.58	0.48	1.06	(0.63)	0.00	0.00	(0.63)
03/31/2010	7.74	0.60	2.61	3.21	(0.65)	0.00	0.00	(0.65)

PIMCO Long Duration Corporate Bond Portfolio
03/31/2014	$12.45	$0.56	$(0.42)	$0.14	$(0.63)	$(0.20)	$0.00	$(0.83)
03/31/2013	11.74	0.61	1.09	1.70	(0.69)	(0.30)	0.00	(0.99)
03/31/2012	10.73	0.62	1.24	1.86	(0.61)	(0.24)	0.00	(0.85)
03/31/2011	10.47	0.64	0.46	1.10	(0.61)	(0.23)	0.00	(0.84)
03/31/2010	8.71	0.62	1.68	2.30	(0.44)	(0.10)	0.00	(0.54)

PIMCO Low Duration Portfolio
03/31/2014	$10.04	$0.07	$(0.16)	$(0.09)	$(0.08)	$0.00	$0.00	$(0.08)
05/31/2012 - 03/31/2013	10.00	0.05	0.04	0.09	(0.05)	0.00	0.00	(0.05)

PIMCO Moderate Duration Portfolio
03/31/2014	$9.99	$0.14	$(0.28)	$(0.14)	$(0.13)	$0.00	$0.00	$(0.13)
07/31/2012 - 03/31/2013	10.00	0.06	0.00	0.06	(0.07)	0.00	0.00	(0.07)

Please see footnotes on page 34.

30	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short	Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate**

$12.24	6.68%	$1,088,982	0.11%	0.11%	0.05%	0.05%	4.02%	57%
12.00	17.32	783,447	0.12	0.12	0.05	0.05	3.98	67
10.67	6.39	613,568	0.06	0.06	0.05	0.05	4.09	380
10.90	19.09	628,555	0.13	0.13	0.05	0.05	5.13	430
9.69	43.84	567,843	0.24	0.24	0.05	0.05	4.81	297

$4.45	(5.22)%	$84,246	0.12%	0.12%	0.12%	0.12%	4.81%	2%
5.85	20.60	200,323	0.13	0.13	0.12	0.12	6.04	77
4.99	(0.77)	194,481	0.12	0.12	0.12	0.12	3.03	63
5.75	12.86	827,935	0.12	0.12	0.12	0.12	3.15	53
5.67	28.36	734,025	0.12	0.12	0.12	0.12	3.48	528

$10.12	(1.22)%	$1,072,839	0.12%	0.12%	0.12%	0.12%	4.41%	68%
10.77	9.28	1,232,222	0.13	0.13	0.12	0.12	4.27	25
10.55	7.90	1,133,534	0.12	0.12	0.12	0.12	5.27	27
10.60	12.20	1,214,298	0.13	0.13	0.12	0.12	5.46	43
10.02	19.63	691,903	0.12	0.12	0.12	0.12	6.04	306

$7.67	(7.94)%	$12,274	0.05%	0.05%	0.05%	0.05%	0.16%	0%
9.81	5.45	27,855	0.05	0.05	0.05	0.05	0.33	0
9.32	(6.09)	34,540	0.05	0.05	0.05	0.05	0.24	100
10.13	1.40	7,915	0.11 *	1.47 *	0.05 *	1.41 *	0.23 *	0

$7.72	6.89%	$549,242	0.27%	0.27%	0.05%	0.05%	7.91%	72%
7.90	16.01	641,527	0.33	0.33	0.05	0.05	9.78	55
7.52	5.55	560,971	0.30	0.30	0.05	0.05	9.89	78
8.02	15.24	1,027,941	0.05	0.05	0.05	0.05	7.31	89
7.48	59.39	364,866	0.06	0.06	0.05	0.05	8.90	118

$10.68	2.95%	$3,749,985	0.05%	0.05%	0.05%	0.05%	3.63%	62%
11.45	12.63	4,397,691	0.05	0.05	0.05	0.05	4.25	42
10.79	6.53	3,961,321	0.05	0.05	0.05	0.05	5.26	58
10.73	10.55	4,693,406	0.05	0.05	0.05	0.05	5.47	76
10.30	42.17	4,735,767	0.05	0.05	0.05	0.05	6.25	103

$11.76	1.60%	$20,947,575	0.05%	0.05%	0.05%	0.05%	4.78%	42%
12.45	14.59	14,488,918	0.07	0.07	0.05	0.05	4.88	50
11.74	17.80	10,987,742	0.05	0.05	0.05	0.05	5.40	145
10.73	10.81	7,352,561	0.05	0.05	0.05	0.05	5.91	236
10.47	26.73	3,886,734	0.05	0.05	0.05	0.05	6.07	200

$9.87	(0.91)%	$360,385	0.05%	0.05%	0.05%	0.05%	0.73%	316%
10.04	0.93	257,004	0.05 *	0.06 *	0.05 *	0.06 *	0.63 *	287

$9.72	(1.43)%	$526,934	0.05%	0.05%	0.05%	0.05%	1.46%	307%
9.99	0.64	283,343	0.05 *	0.06 *	0.05 *	0.06 *	0.94 *	203

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2014	31

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Mortgage Portfolio
03/31/2014	$10.95	$0.21	$(0.14)	$0.07	$(0.34)	$0.00	$0.00	$(0.34)
03/31/2013	11.00	0.20	0.22	0.42	(0.38)	(0.09)	0.00	(0.47)
03/31/2012	10.85	0.27	0.45	0.72	(0.39)	(0.18)	0.00	(0.57)
03/31/2011	10.85	0.31	0.37	0.68	(0.36)	(0.32)	0.00	(0.68)
03/31/2010	10.28	0.63	0.73	1.36	(0.78)	(0.01)	0.00	(0.79)

PIMCO Municipal Sector Portfolio
03/31/2014	$8.94	$0.40	$(0.49)	$(0.09)	$(0.39)	$(0.38)	$0.00	$(0.77)
03/31/2013	8.68	0.40	0.36	0.76	(0.37)	(0.13)	0.00	(0.50)
03/31/2012	7.66	0.45	0.98	1.43	(0.41)	0.00	0.00	(0.41)
03/31/2011	8.08	0.45	(0.36)	0.09	(0.51)	0.00	0.00	(0.51)
03/31/2010	7.41	0.43	0.68	1.11	(0.44)	0.00	0.00	(0.44)

PIMCO Real Return Portfolio
03/31/2014	$9.86	$0.14	$(0.80)	$(0.66)	$(0.11)	$(0.04)	$(0.02)	$(0.17)
03/31/2013	9.56	0.11	0.54	0.65	(0.18)	(0.17)	0.00	(0.35)
03/31/2012	9.18	0.18	0.91	1.09	(0.28)	(0.43)	0.00	(0.71)
03/31/2011	8.94	0.22	0.45	0.67	(0.19)	(0.24)	0.00	(0.43)
03/31/2010	8.55	0.46	0.52	0.98	(0.59)	0.00	0.00	(0.59)

PIMCO Senior Floating Rate Portfolio
03/31/2014	$10.25	$0.40	$(0.03)	$0.37	$(0.31)	$0.00	$0.00	$(0.31)
03/31/2013	10.09	0.43	0.19	0.62	(0.45)	(0.01)	0.00	(0.46)
04/29/2011 - 03/31/2012	10.00	0.35	(0.03)	0.32	(0.23)	0.00	0.00	(0.23)

PIMCO Short-Term Portfolio
03/31/2014	$9.59	$0.33	$0.04	$0.37	$(0.36)	$0.00	$0.00	$(0.36)
03/31/2013	9.13	0.36	0.50	0.86	(0.40)	0.00	0.00	(0.40)
03/31/2012	9.33	0.37	(0.12)	0.25	(0.45)	0.00	0.00	(0.45)
03/31/2011	8.82	0.41	0.47	0.88	(0.37)	0.00	0.00	(0.37)
03/31/2010	7.36	0.39	1.43	1.82	(0.36)	0.00	0.00	(0.36)

PIMCO Short-Term Floating NAV Portfolio
03/31/2014	$10.01	$0.03	$0.00	$0.03	$(0.03)	$0.00	$0.00	$(0.03)
03/31/2013	10.02	0.03	0.00	0.03	(0.03)	(0.01)	0.00	(0.04)
03/31/2012	10.02	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)
03/31/2011	10.01	0.03	0.01	0.04	(0.03)	0.00	0.00	(0.03)
03/31/2010	10.01	0.03	0.01	0.04	(0.04)	0.00	0.00	(0.04)

PIMCO Short-Term Floating NAV Portfolio II
03/31/2014	$10.01	$0.02	$0.00	$0.02	$(0.02)	$0.00	$0.00	$(0.02)
03/31/2013	10.01	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)
03/31/2012	10.01	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
03/31/2011	10.01	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)
06/09/2009 - 03/31/2010	10.00	0.02	0.01	0.03	(0.02)	0.00	0.00	(0.02)

PIMCO U.S. Government Sector Portfolio
03/31/2014	$9.44	$0.14	$(0.61)	$(0.47)	$(0.15)	$0.00	$0.00	$(0.15)
03/31/2013	8.80	0.15	0.64	0.79	(0.15)	0.00	0.00	(0.15)
03/31/2012	8.80	0.13	(0.04)	0.09	(0.09)	0.00	0.00	(0.09)
03/31/2011	9.54	0.22	0.74	0.96	(0.25)	(1.45)	0.00	(1.70)
03/31/2010	9.29	0.27	1.02	1.29	(0.53)	(0.51)	0.00	(1.04)

PIMCO International Portfolio
03/31/2014	$4.77	$0.06	$(0.01)	$0.05	$(0.25)	$0.00	$0.00	$(0.25)
03/31/2013	5.12	0.10	0.27	0.37	(0.72)	0.00	0.00	(0.72)
03/31/2012	4.48	0.07	0.76	0.83	(0.19)	0.00	0.00	(0.19)
03/31/2011	4.49	0.07	0.22	0.29	(0.30)	0.00	0.00	(0.30)
03/31/2010	4.57	0.10	0.51	0.61	(0.69)	0.00	0.00	(0.69)

Please see footnotes on page 34.

32	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short	Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate**

$10.68	0.69%	$5,250,652	0.05%	0.05%	0.05%	0.05%	1.97%	1,357%
10.95	3.85	7,613,977	0.05	0.05	0.05	0.05	1.77	1,157
11.00	6.61	7,525,827	0.05	0.05	0.05	0.05	2.42	1,051
10.85	6.34	8,309,643	0.05	0.05	0.05	0.05	2.84	1,257
10.85	13.66	5,554,742	0.13	0.13	0.05	0.05	5.84	1,105

$8.08	(0.62)%	$248,361	0.06%	0.06%	0.05%	0.05%	4.85%	17%
8.94	8.88	359,440	0.07	0.07	0.05	0.05	4.47	27
8.68	19.03	399,627	0.23	0.23	0.05	0.05	5.49	85
7.66	1.03	331,088	0.24	0.24	0.05	0.05	5.51	36
8.08	15.17	828,575	0.13	0.13	0.05	0.05	5.35	42

$9.03	(6.69)%	$2,755,107	0.06%	0.06%	0.05%	0.05%	1.57%	34%
9.86	6.89	3,602,637	0.06	0.06	0.05	0.05	1.16	46
9.56	12.01	3,002,858	0.05	0.05	0.05	0.05	1.90	202
9.18	7.58	1,331,349	0.05	0.05	0.05	0.05	2.40	356
8.94	11.80	282,676	0.08	0.08	0.05	0.05	5.31	594

$10.31	3.62%	$91,512	0.05%	0.05%	0.05%	0.05%	3.88%	117%
10.25	6.27	23,398	0.05	0.05	0.05	0.05	4.20	94
10.09	3.30	8,818	0.05 *	0.51 *	0.05 *	0.51 *	3.84 *	112

$9.60	3.96%	$1,049,627	0.11%	0.11%	0.05%	0.05%	3.38%	17%
9.59	9.54	912,748	0.13	0.13	0.05	0.05	3.81	9
9.13	2.88	978,608	0.11	0.11	0.05	0.05	4.03	16
9.33	10.10	1,310,011	0.13	0.13	0.05	0.05	4.53	32
8.82	25.14	1,217,876	0.09	0.09	0.05	0.05	4.72	146

$10.01	0.23%	$7,962,630	0.00%	0.00%	0.00%	0.00%	0.26%	87%
10.01	0.34	21,169,065	0.00	0.00	0.00	0.00	0.32	184
10.02	0.34	30,750,639	0.00	0.00	0.00	0.00	0.27	84
10.02	0.41	59,498,485	0.00	0.00	0.00	0.00	0.34	40
10.01	0.46	35,523,113	0.00	0.00	0.00	0.00	0.31	125

$10.01	0.19%	$6,827,731	0.05%	0.05%	0.05%	0.05%	0.18%	96%
10.01	0.30	4,273,516	0.05	0.05	0.05	0.05	0.27	91
10.01	0.26	3,733,115	0.05	0.05	0.05	0.05	0.24	100
10.01	0.39	4,658,383	0.05	0.05	0.05	0.05	0.33	117
10.01	0.30	2,794,627	0.05 *	0.05 *	0.05 *	0.05 *	0.24 *	82

$8.82	(4.98)%	$3,277,262	0.05%	0.05%	0.05%	0.05%	1.55%	96%
9.44	8.98	3,734,105	0.05	0.05	0.05	0.05	1.59	69
8.80	1.07	4,074,397	0.05	0.05	0.05	0.05	1.42	569
8.80	9.99	4,877,476	0.06	0.06	0.05	0.05	2.22	333
9.54	14.35	4,016,293	0.06	0.06	0.05	0.05	2.83	656

$4.57	1.03%	$1,739,775	0.12%	0.12%	0.12%	0.12%	1.29%	121%
4.77	7.55	2,053,278	0.19	0.19	0.12	0.12	2.01	175
5.12	18.88	2,153,299	0.12	0.12	0.12	0.12	1.54	419
4.48	6.46	2,178,538	0.12	0.12	0.12	0.12	1.51	413
4.49	14.96	2,673,135	0.12	0.12	0.12	0.12	2.31	336

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2014	33

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)		Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Short-Term Floating NAV Portfolio III
03/31/2014	$9.99	$0.05		$(0.01)	$0.04	$(0.04)	$0.00	$0.00	$(0.04)
03/31/2013	10.01	0.06		(0.02)	0.04	(0.06)	0.00	0.00	(0.06)
03/12/2012 - 03/31/2012	10.00	0.00	^	0.01	0.01	0.00	0.00	0.00	0.00

*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

34	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$9.99	0.34%	$49,219,987	0.00%		0.00%		0.00%		0.00%		0.49%		267%
9.99	0.44	19,768,175	0.00		0.00		0.00		0.00		0.61		319
10.01	0.06	856,978	0.00	*	0.00	*	0.00	*	0.00	*	0.25	*	0

ANNUAL REPORT	MARCH 31, 2014	35

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Asset-Backed Securities Portfolio	PIMCO Developing Local Markets Portfolio	PIMCO Emerging Markets Portfolio	PIMCO FX Strategy Portfolio	PIMCO High Yield Portfolio	PIMCO Investment Grade Corporate Portfolio	PIMCO Long Duration Corporate Bond Portfolio

Assets:
Investments, at value
Investments in securities*	$1,220,470	$46,178	$841,587	$2,308	$746,714	$3,132,481	$21,428,329
Investments in Affiliates	67,762	38,212	239,313	9,987	25,006	562,445	54,528
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	116	0	130	1,246	9,367
Over the counter	1,407	2,296	27,631	572	2,122	31,886	101,431
Cash	0	0	56	0	1	0	1,513
Deposits with counterparty	874	0	6,869	0	11,688	26,489	42,193
Foreign currency, at value	0	52	3,247	11	358	10	16,126
Receivable for investments sold	22,486	70	0	7	21,753	38,970	224,353
Receivable for Portfolio shares sold	40	0	1,250	0	30	230	11,100
Interest and dividends receivable	4,084	676	8,006	3	11,880	34,891	258,948
Dividends receivable from Affiliates	1	5	31	1	3	116	6
Other assets	4	0	0	0	0	0	0
	1,317,128	87,489	1,128,106	12,889	819,685	3,828,764	22,147,894

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$18,524	$0	$0	$0	$207,838	$0	$613,342
Payable for sale-buyback transactions	141,523	0	0	0	0	0	71,663
Payable for floating rate notes issued	0	0	0	0	0	0	0
Payable for short sales	17,055	0	0	0	35,094	0	1,039
Financial Derivative Instruments
Exchange-traded or centrally cleared	28	0	63	0	279	756	3,179
Over the counter	2,815	2,961	27,248	265	5,070	8,910	118,035
Payable for investments purchased	46,292	0	15,488	58	21,187	41,112	281,683
Payable for investments in Affiliates purchased	1	5	31	1	3	116	6
Payable for investments purchased on a delayed-delivery basis	0	0	0	0	0	0	59,614
Deposits from counterparty	1,490	270	11,828	290	599	24,180	14,942
Payable for Portfolio shares redeemed	380	0	510	0	350	3,510	36,000
Dividends payable	0	0	0	0	0	0	0
Overdraft due to custodian	0	0	0	0	0	45	0
Accrued investment advisory fees	15	1	17	0	9	60	326
Accrued supervisory and administrative fees	23	6	82	1	13	90	488
Reimbursement to PIMCO	0	0	0	0	0	0	0
Other liabilities	0	0	0	0	1	0	2
	228,146	3,243	55,267	615	270,443	78,779	1,200,319

Net Assets	$1,088,982	$84,246	$1,072,839	$12,274	$549,242	$3,749,985	$20,947,575

Net Assets Consist of:
Paid in capital	$1,067,619	$185,700	$1,113,652	$12,691	$690,534	$3,476,162	$20,094,055
Undistributed (overdistributed) net investment income	11,898	(1,884)	(15,915)	(630)	(44)	20,592	(69,118)
Accumulated undistributed net realized gain (loss)	(5,434)	(92,738)	(22,657)	(36)	(174,596)	32,600	(44,453)
Net unrealized appreciation (depreciation)	14,899	(6,832)	(2,241)	249	33,348	220,631	967,091
	$1,088,982	$84,246	$1,072,839	$12,274	$549,242	$3,749,985	$20,947,575

Shares Issued and Outstanding	88,964	18,927	105,997	1,601	71,186	351,237	1,781,768

Net Asset Value and Redemption Price Per Share Outstanding	$12.24	$4.45	$10.12	$7.67	$7.72	$10.68	$11.76

Cost of Investments in Securities	$1,206,953	$52,372	$837,315	$2,307	$707,992	$2,916,650	$20,537,239
Cost of Investments in Affiliates	$67,762	$38,212	$239,312	$9,987	$25,005	$562,680	$54,528
Cost of Foreign Currency Held	$0	$52	$3,230	$11	$356	$8	$16,094
Proceeds Received on Short Sales	$17,057	$0	$0	$0	$32,622	$0	$1,045
Cost or Premiums of Financial Derivative Instruments, net	$(4,275)	$0	$10,541	$10	$50	$9,021	$(49,976)

* Includes repurchase agreements of:	$544	$203	$2,076	$205	$27,102	$8,170	$74,657

36	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

PIMCO Low Duration Portfolio	PIMCO Moderate Duration Portfolio	PIMCO Mortgage Portfolio	PIMCO Municipal Sector Portfolio	PIMCO Real Return Portfolio	PIMCO Senior Floating Rate Portfolio	PIMCO Short-Term Portfolio	PIMCO Short-Term Floating NAV Portfolio	PIMCO Short-Term Floating NAV Portfolio II	PIMCO U.S. Government Sector Portfolio

$378,179	$564,465	$6,898,855	$236,925	$2,971,225	$89,733	$938,644	$7,956,151	$6,837,219	$3,133,489
0	0	102,338	9,178	13,414	3,028	110,077	0	0	52,397

5	48	0	0	980	2	35	0	0	9,182
795	155	12,244	0	8,266	0	122	0	0	0
1	1	25	0	0	1	0	1	35	4,762
81	744	0	0	10,916	55	1,252	0	0	47,399
0	0	0	0	1,352	3	0	0	0	0
10,952	12,034	6,968,235	0	4,248	4,521	1,381	0	0	76,819
0	0	530	20	200	0	30	0	34,200	230
764	1,953	14,959	4,043	9,900	389	2,873	16,613	15,103	13,459
0	0	9	1	3	1	14	0	0	7
0	0	0	50	0	0	0	0	0	0
390,777	579,400	13,997,195	250,217	3,020,504	97,733	1,054,428	7,972,765	6,886,557	3,337,744

$0	$0	$12,870	$0	$150,113	$0	$3,204	$0	$0	$11,136
0	0	0	0	100,031	0	0	0	0	0
0	0	0	1,675	0	0	0	0	0	0
2,207	3,310	626,708	0	0	0	0	0	0	20,807

0	1	0	0	84	0	40	0	0	2,097
97	50	2,332	0	6,991	1	203	0	0	1,383
16,212	49,022	8,079,174	0	2,813	6,213	774	10,135	58,547	17,650
0	0	9	1	3	1	14	0	0	7
0	0	0	0	0	0	0	0	0	0
460	60	21,220	0	3,160	0	130	0	0	0
11,400	0	4,020	170	2,090	0	350	0	0	7,270
0	0	0	0	0	0	0	0	8	0
0	0	0	0	0	0	44	0	0	0
6	8	84	4	44	1	17	0	108	53
9	13	126	6	66	2	25	0	163	79
1	2	0	0	0	3	0	0	0	0
0	0	0	0	2	0	0	0	0	0
30,392	52,466	8,746,543	1,856	265,397	6,221	4,801	10,135	58,826	60,482

$360,385	$526,934	$5,250,652	$248,361	$2,755,107	$91,512	$1,049,627	$7,962,630	$6,827,731	$3,277,262

$363,673	$532,833	$5,438,834	$216,526	$2,802,946	$90,894	$1,392,658	$7,961,354	$6,826,898	$3,476,543
367	964	18,285	10,561	(7,961)	351	10,695	268	202	7,465
(4,615)	(7,854)	(179,705)	339	(16,064)	68	(364,675)	420	(128)	(144,386)
960	991	(26,762)	20,935	(23,814)	199	10,949	588	759	(62,360)
$360,385	$526,934	$5,250,652	$248,361	$2,755,107	$91,512	$1,049,627	$7,962,630	$6,827,731	$3,277,262

36,504	54,200	491,332	30,730	305,006	8,876	109,290	795,833	682,035	371,431

$9.87	$9.72	$10.68	$8.08	$9.03	$10.31	$9.60	$10.01	$10.01	$8.82

$377,215	$563,482	$6,927,465	$216,799	$2,994,012	$89,535	$928,470	$7,955,563	$6,836,460	$3,154,651
$0	$0	$102,337	$9,178	$13,413	$3,027	$110,082	$0	$0	$52,402
$0	$0	$0	$0	$1,345	$3	$0	$0	$0	$0
$2,206	$3,308	$626,500	$0	$0	$0	$0	$0	$0	$20,794
$667	$32	$7,983	$0	$(264)	$0	$(175)	$0	$0	$(3,604)

$47,068	$7,095	$13,409	$228	$1,659	$524	$727	$2,251,307	$1,020,541	$25,700

ANNUAL REPORT	MARCH 31, 2014	37

Consolidated Statements of Assets and Liabilities

March 31, 2014

(Amounts in thousands, except per share amounts)	PIMCO International Portfolio	PIMCO Short-Term Floating NAV Portfolio III

Assets:
Investments, at value
Investments in securities*	$1,460,299	$52,349,196
Investments in Affiliates	250,955	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	140	0
Over the counter	4,405	38,046
Cash	1	36,602
Deposits with counterparty	3,831	0
Foreign currency, at value	110,902	2,874
Receivable for investments sold	3,877	33,521
Receivable for Portfolio shares sold	130	0
Interest and dividends receivable	21,918	132,880
Dividends receivable from Affiliates	31	0
	1,856,489	52,593,119

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$411	$0
Over the counter	7,158	35,330
Payable for investments purchased	106,147	2,822,966
Payable for investments in Affiliates purchased	31	0
Payable for investments purchased on a delayed-delivery basis	0	504,606
Deposits from counterparty	1,490	10,228
Payable for Portfolio shares redeemed	1,310	0
Accrued investment advisory fees	28	0
Accrued supervisory and administrative fees	139	0
Other liabilities	0	2
	116,714	3,373,132

Net Assets	$1,739,775	$49,219,987

Net Assets Consist of:
Paid in capital	$1,820,022	$49,243,664
(Overdistributed) net investment income	(22,983)	(4,841)
Accumulated undistributed net realized (loss)	(65,219)	(27,648)
Net unrealized appreciation	7,955	8,812
	$1,739,775	$49,219,987

Shares Issued and Outstanding:	380,972	4,926,496

Net Asset Value and Redemption Price Per Share Outstanding	$4.57	$9.99

Cost of Investments in Securities	$1,447,907	$52,335,764
Cost of Investments in Affiliates	$250,930	$0
Cost of Foreign Currency Held	$110,957	$3,954
Cost or Premiums of Financial Derivative Instruments, net	$837	$0

* Includes repurchase agreements of:	$671	$6,215,896

38	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Statements of Operations

Year Ended March 31, 2014
(Amounts in thousands)	PIMCO Asset-Backed Securities Portfolio	PIMCO Developing Local Markets Portfolio	PIMCO Emerging Markets Portfolio	PIMCO FX Strategy Portfolio	PIMCO High Yield Portfolio

Investment Income:
Interest	$38,787	$6,350	$48,007	$3	$44,693
Dividends	0	0	0	0	1,960
Dividends from Investments in Affiliates	24	126	712	30	46
Total Income	38,811	6,476	48,719	33	46,699

Expenses:
Investment advisory fees	187	26	215	3	114
Supervisory and administrative fees	281	132	1,076	4	171
Dividends on short sales	0	0	0	0	83
Trustees fees	3	0	3	0	2
Interest expense	583	4	25	1	1,218
Total Expenses	1,054	162	1,319	8	1,588

Net Investment Income	37,757	6,314	47,400	25	45,111

Net Realized Gain (Loss):
Investments in securities	(1,247)	(16,341)	(43,371)	1	12,300
Investments in Affiliates	(19)	(3)	(419)	(2)	(4)
Exchange-traded or centrally cleared financial derivative instruments	235	0	(196)	0	(25,253)
Over the counter financial derivative instruments	618	4,208	29,418	(3,226)	(9,760)
Short sales	0	0	0	0	(593)
Foreign currency	0	(483)	(1,433)	1,387	(173)
Net Realized Gain (Loss)	(413)	(12,619)	(16,001)	(1,840)	(23,483)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	18,679	(4,245)	(46,395)	1	5,465
Investments in Affiliates	(1)	(4)	353	(1)	0
Exchange-traded or centrally cleared financial derivative instruments	(1,351)	0	3,678	0	9,909
Over the counter financial derivative instruments	737	(2,923)	(7,494)	190	(291)
Short sales	0	0	0	0	(594)
Foreign currency assets and liabilities	0	61	183	(1)	(70)
Net Change in Unrealized Appreciation (Depreciation)	18,064	(7,111)	(49,675)	189	14,419
Net Gain (Loss)	17,651	(19,730)	(65,676)	(1,651)	(9,064)

Net Increase (Decrease) in Net Assets Resulting from Operations	$55,408	$(13,416)	$(18,276)	$(1,626)	$36,047

ANNUAL REPORT	MARCH 31, 2014	39

Statements of Operations (Cont.)

Year Ended March 31, 2014
(Amounts in thousands)	PIMCO Investment Grade Corporate Portfolio	PIMCO Long Duration Corporate Bond Portfolio	PIMCO Low Duration Portfolio	PIMCO Moderate Duration Portfolio	PIMCO Mortgage Portfolio

Investment Income:
Interest	$135,426	$837,249	$2,334	$6,578	$123,651
Dividends	2,253	1,258	0	0	0
Dividends from Investments in Affiliates	1,959	538	60	0	1,513
Miscellaneous income	0	5	0	0	0
Total Income	139,638	839,050	2,394	6,578	125,164

Expenses:
Investment advisory fees	759	3,464	61	87	1,238
Supervisory and administrative fees	1,138	5,195	92	130	1,857
Trustee fees	10	56	1	1	14
Interest expense	26	628	2	2	84
Organizational Expense Reimbursement	0	0	1	1	0
Total Expenses	1,933	9,343	157	221	3,193

Net Investment Income	137,705	829,707	2,237	6,357	121,971

Net Realized Gain (Loss):
Investments in securities	134,898	(39,534)	(4,187)	(7,616)	(65,436)
Investments in Affiliates	(104)	(18)	(90)	0	(475)
Exchange-traded or centrally cleared financial derivative instruments	(1,375)	98,709	86	175	70
Over the counter financial derivative instruments	29,526	(10,052)	29	135	6,489
Foreign currency	0	2,260	0	0	0
Net Realized Gain (Loss)	162,945	51,365	(4,162)	(7,306)	(59,352)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(177,779)	(303,330)	(57)	118	(37,125)
Investments in Affiliates	(27)	(31)	83	0	431
Exchange-traded or centrally cleared financial derivative instruments	(8,212)	21,278	41	(32)	0
Over the counter financial derivative instruments	(7,020)	(71,151)	42	17	3,742
Foreign currency assets and liabilities	1	871	0	0	0
Net Change in Unrealized Appreciation (Depreciation)	(193,037)	(352,363)	109	103	(32,952)
Net Gain (Loss)	(30,092)	(300,998)	(4,053)	(7,203)	(92,304)

Net Increase (Decrease) in Net Assets Resulting from Operations	$107,613	$528,709	$(1,816)	$(846)	$29,667

40	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

PIMCO Municipal Sector Portfolio	PIMCO Real Return Portfolio	PIMCO Senior Floating Rate Portfolio	PIMCO Short-Term Portfolio	PIMCO Short-Term Floating NAV Portfolio	PIMCO Short-Term Floating NAV Portfolio II	PIMCO U.S. Government Sector Portfolio

$13,588	$48,334	$2,414	$32,517	$33,834	$14,480	$56,117
0	0	0	85	0	0	0
20	33	19	76	0	0	16
0	0	0	0	0	0	0
13,608	48,367	2,433	32,678	33,834	14,480	56,133

56	592	12	187	0	1,234	699
83	888	19	280	0	1,852	1,049
1	7	0	3	0	18	9
23	328	0	594	4	6	61
0	0	3	0	0	0	0
163	1,815	34	1,064	4	3,110	1,818

13,445	46,552	2,399	31,614	33,830	11,370	54,315

734	(8,000)	62	132	551	(127)	(118,086)
(2)	6	4	(24)	0	0	0
(775)	(6,967)	9	(287)	0	0	5,261
(560)	7,387	0	2	0	0	0
0	(349)	(2)	0	0	0	0
(603)	(7,923)	73	(177)	551	(127)	(112,825)

(20,146)	(255,544)	17	5,651	(1,700)	113	(76,365)
(1)	(6)	0	(5)	0	0	(5)
198	(2,085)	1	795	0	0	(58,169)
511	(1,869)	(1)	(424)	0	0	217
0	22	0	0	0	0	0
(19,438)	(259,482)	17	6,017	(1,700)	113	(134,322)
(20,041)	(267,405)	90	5,840	(1,149)	(14)	(247,147)

$(6,596)	$(220,853)	$2,489	$37,454	$32,681	$11,356	$(192,832)

ANNUAL REPORT	MARCH 31, 2014	41

Consolidated Statements of Operations

Year Ended March 31, 2014
(Amounts in thousands)	PIMCO International Portfolio	PIMCO Short-Term Floating NAV Portfolio III

Investment Income:
Interest	$25,329	$213,307
Dividends from Investments in Affiliates	1,013	0
Miscellaneous income	2	0
Total Income	26,344	213,307

Expenses:
Investment advisory fees	373	0
Supervisory and administrative fees	1,866	0
Trustee fees	5	0
Interest expense	35	125
Total Expenses	2,279	125
Waiver and/or Reimbursement by PIMCO	(3)	0
Net Expenses	2,276	125

Net Investment Income	24,068	213,182

Net Realized Gain (Loss):
Investments in securities	34,908	(423,846)
Investments in Affiliates	(121)	0
Exchange-traded or centrally cleared financial derivative instruments	(19,921)	0
Over the counter financial derivative instruments	(9,365)	398,930
Foreign currency	6,696	(61,046)
Net Realized Gain (Loss)	12,197	(85,962)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	8,028	21,270
Investments in Affiliates	16	0
Exchange-traded or centrally cleared financial derivative instruments	(1,580)	0
Over the counter financial derivative instruments	(26,027)	4,153
Foreign currency assets and liabilities	(1,427)	(7,251)
Net Change in Unrealized Appreciation (Depreciation)	(20,990)	18,172
Net (Loss)	(8,793)	(67,790)

Net Increase in Net Assets Resulting from Operations	$15,275	$145,392

42	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Asset-Backed Securities Portfolio		PIMCO Developing Local Markets Portfolio		PIMCO Emerging Markets Portfolio		PIMCO FX Strategy Portfolio

(Amounts in thousands)	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$37,757	$27,451	$6,314	$11,140	$47,400	$50,679	$25	$105
Net realized gain (loss)	(413)	5,806	(12,619)	27,756	(16,001)	94,637	(1,840)	1,073
Net change in unrealized appreciation (depreciation)	18,064	76,568	(7,111)	(5,856)	(49,675)	(42,141)	189	510
Net increase (decrease) resulting from operations	55,408	109,825	(13,416)	33,040	(18,276)	103,175	(1,626)	1,688

Distributions to Shareholders:
From net investment income	(41,800)	(26,960)	0	(5,254)	(52,000)	(80,758)	(2,116)	(50)
From net realized capital gains	0	(2,695)	(17,016)	0	0	0	0	0
Tax basis return of capital	0	0	(3,022)	0	0	0	0	0

Total Distributions	(41,800)	(29,655)	(20,038)	(5,254)	(52,000)	(80,758)	(2,116)	(50)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	291,927	89,709	(82,623)	(21,944)	(89,107)	76,271	(11,839)	(8,323)

Total Increase (Decrease) in Net Assets	305,535	169,879	(116,077)	5,842	(159,383)	98,688	(15,581)	(6,685)

Net Assets:
Beginning of year	783,447	613,568	200,323	194,481	1,232,222	1,133,534	27,855	34,540
End of year*	$1,088,982	$783,447	$84,246	$200,323	$1,072,839	$1,232,222	$12,274	$27,855

* Including undistributed (overdistributed) net investment income of:	$11,898	$12,683	$(1,884)	$(804)	$(15,915)	$1,034	$(630)	$1,949

**	See Note 13 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2014	43

Statements of Changes in Net Assets (Cont.)

	PIMCO High Yield Portfolio		PIMCO Investment Grade Corporate Portfolio		PIMCO Long Duration Corporate Bond Portfolio		PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Period from May 31, 2012 to March 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$45,111	$57,237	$137,705	$183,090	$829,707	$630,467	$2,237	$1,350
Net realized gain (loss)	(23,483)	(18,850)	162,945	146,937	51,365	532,565	(4,162)	176
Net change in unrealized appreciation (depreciation)	14,419	48,516	(193,037)	179,172	(352,363)	520,521	109	851
Net increase (decrease) resulting from operations	36,047	86,903	107,613	509,199	528,709	1,683,553	(1,816)	2,377

Distributions to Shareholders:
From net investment income	(50,000)	(57,964)	(160,002)	(202,743)	(959,509)	(709,255)	(2,500)	(1,350)
From net realized capital gains	0	0	(194,284)	(56,068)	(335,966)	(303,668)	0	0
Tax basis return of capital	0	0	0	0	0	0	0	0

Total Distributions	(50,000)	(57,964)	(354,286)	(258,811)	(1,295,475)	(1,012,923)	(2,500)	(1,350)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(78,332)	51,617	(401,033)	185,982	7,225,423	2,830,546	107,697	255,977

Total Increase (Decrease) in Net Assets	(92,285)	80,556	(647,706)	436,370	6,458,657	3,501,176	103,381	257,004

Net Assets:
Beginning of year or period	641,527	560,971	4,397,691	3,961,321	14,488,918	10,987,742	257,004	0
End of year or period*	$549,242	$641,527	$3,749,985	$4,397,691	$20,947,575	$14,488,918	$360,385	$257,004

* Including undistributed (overdistributed) net investment income of:	$(44)	$17,994	$20,592	$28,319	$(69,118)	$164,290	$367	$386

**	See Note 13 in the Notes to Financial Statements.

44	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

PIMCO Moderate Duration Portfolio		PIMCO Mortgage Portfolio		PIMCO Municipal Sector Portfolio		PIMCO Real Return Portfolio		PIMCO Senior Floating Rate Portfolio

Year Ended March 31, 2014	Period from July 31, 2012 to March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013

$6,357	$1,028	$121,971	$134,410	$13,445	$17,879	$46,552	$41,096	$2,399	$396
(7,306)	181	(59,352)	83,637	(603)	10,034	(7,923)	68,348	73	52
103	888	(32,952)	70,855	(19,438)	6,830	(259,482)	108,628	17	140
(846)	2,097	29,667	288,902	(6,596)	34,743	(220,853)	218,072	2,489	588

(5,950)	(1,200)	(191,998)	(257,520)	(12,600)	(16,074)	(36,696)	(66,793)	(2,125)	(425)
0	0	0	(64,462)	(11,202)	(5,918)	(12,369)	(63,438)	0	(10)
0	0	0	0	0	0	(5,300)	0	0	0

(5,950)	(1,200)	(191,998)	(321,982)	(23,802)	(21,992)	(54,365)	(130,231)	(2,125)	(435)

250,387	282,446	(2,200,994)	121,230	(80,681)	(52,938)	(572,312)	511,938	67,750	14,427

243,591	283,343	(2,363,325)	88,150	(111,079)	(40,187)	(847,530)	599,779	68,114	14,580

283,343	0	7,613,977	7,525,827	359,440	399,627	3,602,637	3,002,858	23,398	8,818
$526,934	$283,343	$5,250,652	$7,613,977	$248,361	$359,440	$2,755,107	$3,602,637	$91,512	$23,398

$964	$241	$18,285	$21,036	$10,561	$9,820	$(7,961)	$(13,720)	$351	$40

ANNUAL REPORT	MARCH 31, 2014	45

Statements of Changes in Net Assets (Cont.)

	PIMCO Short-Term Portfolio		PIMCO Short-Term Floating NAV Portfolio		PIMCO Short-Term Floating NAV Portfolio II		PIMCO U.S. Government Sector Portfolio

(Amounts in thousands)	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$31,614	$36,165	$33,830	$63,918	$11,370	$10,942	$54,315	$62,803
Net realized gain (loss)	(177)	2,079	551	2,815	(127)	490	(112,825)	141,310
Net change in unrealized appreciation (depreciation)	6,017	48,572	(1,700)	(1,885)	113	244	(134,322)	145,150
Net increase (decrease) resulting from operations	37,454	86,816	32,681	64,848	11,356	11,676	(192,832)	349,263

Distributions to Shareholders:
From net investment income	(35,300)	(38,937)	(34,279)	(63,949)	(11,482)	(10,960)	(58,002)	(60,231)
From net realized capital gains	0	0	0	(13,230)	0	(398)	0	0

Total Distributions	(35,300)	(38,937)	(34,279)	(77,179)	(11,482)	(11,358)	(58,002)	(60,231)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	134,725	(113,739)	(13,204,837)	(9,569,243)	2,554,341	540,083	(206,009)	(629,324)

Total Increase (Decrease) in Net Assets	136,879	(65,860)	(13,206,435)	(9,581,574)	2,554,215	540,401	(456,843)	(340,292)

Net Assets:
Beginning of year	912,748	978,608	21,169,065	30,750,639	4,273,516	3,733,115	3,734,105	4,074,397
End of year*	$1,049,627	$912,748	$7,962,630	$21,169,065	$6,827,731	$4,273,516	$3,277,262	$3,734,105

* Including undistributed (overdistributed) net investment income of:	$10,695	$11,723	$268	$188	$202	$(4)	$7,465	$8,512

**	See Note 13 in the Notes to Financial Statements.

46	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO International Portfolio		PIMCO Short-Term Floating NAV Portfolio III

(Amounts in thousands)	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$24,068	$42,275	$213,182	$75,940
Net realized gain (loss)	12,197	58,988	(85,962)	(7,781)
Net change in unrealized appreciation (depreciation)	(20,990)	52,478	18,172	(9,417)
Net increase resulting from operations	15,275	153,741	145,392	58,742

Distributions to Shareholders:
From net investment income	(96,832)	(292,822)	(159,056)	(72,969)

Total Distributions	(96,832)	(292,822)	(159,056)	(72,969)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(231,946)	39,060	29,465,476	18,925,424

Total Increase (Decrease) in Net Assets	(313,503)	(100,021)	29,451,812	18,911,197

Net Assets:
Beginning of year	2,053,278	2,153,299	19,768,175	856,978
End of year*	$1,739,775	$2,053,278	$49,219,987	$19,768,175

* Including undistributed (overdistributed) net investment income of:	$(22,983)	$50,920	$(4,841)	$(655)

**	See Note 13 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2014	47

Statements of Cash Flows

Year Ended March 31, 2014
(Amounts in thousands)	PIMCO Asset-Backed Securities Portfolio	PIMCO High Yield Portfolio	PIMCO Short-Term Portfolio

Cash flows provided by (used for) operating activities:

Net increase in net assets resulting from operations	$55,408	$36,047	$37,454

Adjustments to reconcile net increase in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term securities	(923,205)	(500,289)	(205,192)
Proceeds from sales of long-term securities	820,228	610,409	407,865
Purchases of short-term portfolio investments, net	(52,096)	(13,808)	(107,821)
(Increase) decrease in deposits with counterparty	(874)	2,772	(919)
(Increase) decrease in receivable for investments sold	38,169	(5,357)	20,561
Decrease in interest and dividends receivable	141	3,579	675
(Increase) decrease in exchange-traded or centrally cleared derivatives	(1,010)	(15,804)	469
(Increase) decrease in over the counter derivatives	(2,770)	(12,459)	2
Increase (decrease) in payable for investments purchased	(44,968)	(11,004)	784
(Decrease) in deposits from counterparty	(1,595)	(1,526)	(520)
Increase (decrease) in accrued investment advisory fees	2	(2)	1
Increase (decrease) in accrued supervisory and administrative fees	3	(3)	2
Proceeds from short sales transactions, net	17,057	24,910	0
Payments on currency transactions	0	(244)	0
Net Realized (Gain) Loss
Investments in securities	1,247	(12,300)	(132)
Investments in Affiliates	19	4	24
Exchange-traded or centrally cleared financial derivative instruments	(235)	25,253	287
Over the counter financial derivative instruments	(618)	9,760	(2)
Short sales	0	593	0
Foreign currency	0	173	0
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(18,679)	(5,465)	(5,651)
Investments in Affiliates	1	0	5
Exchange-traded or centrally cleared financial derivative instruments	1,351	(9,909)	(795)
Over the counter financial derivative instruments	(737)	291	424
Short sales	0	594	0
Foreign currency assets and liabilities	0	70	0
Net amortization (accretion) on investments	(1,874)	1,736	(1,758)
Net cash provided by (used for) operating activities	(115,035)	128,021	145,763

Cash flows received from (used for) financing activities:
Proceeds from shares sold	583,005	83,198	373,445
Payment on shares redeemed	(333,711)	(189,685)	(276,724)
Increase in overdraft due to custodian	0	0	44
Cash dividend paid*	(877)	(2,215)	(853)
Proceeds from reverse repurchase agreements	1,912,028	1,104,100	835,752
Payments on reverse repurchase agreements	(2,137,513)	(1,123,906)	(1,077,428)
Proceeds from sale-buyback transactions	5,400,706	0	0
Payments on sale-buyback transactions	(5,308,765)	0	0
Proceeds from deposits from counterparty	260	0	1,240
Payments on deposits from counterparty	(260)	(100)	(1,240)
Net cash received from (used for) financing activities	114,873	(128,608)	(145,764)

Net (Decrease) in Cash and Foreign Currency	(162)	(587)	(1)

Cash and Foreign Currency:
Beginning of year	162	946	1
End of year	$0	$359	$0

* Reinvestment of dividends	$40,923	$47,785	$34,447

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$651	$617	$707

48	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Asset-Backed Securities Portfolio

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 112.1%

CORPORATE BONDS & NOTES 1.1%

BANKING & FINANCE 0.1%
Preferred Term Securities Ltd.
0.783% due 03/24/2034	$1,419	$1,177

INDUSTRIALS 1.0%
CVS Pass-Through Trust
5.880% due 01/10/2028	1,535	1,710
Times Square Hotel Trust
8.528% due 08/01/2026 (c)	5,938	7,735
UAL Pass-Through Trust
6.636% due 01/02/2024	1,384	1,530

		10,975

Total Corporate Bonds & Notes (Cost $10,325)		12,152

MUNICIPAL BONDS & NOTES 0.4%

TEXAS 0.1%
North Texas Higher Education Authority, Inc. Revenue Bonds, Series 2011
1.346% due 04/01/2040	946	961

WEST VIRGINIA 0.3%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,540	2,817

Total Municipal Bonds & Notes (Cost $4,281)		3,778

U.S. GOVERNMENT AGENCIES 7.0%
Fannie Mae
0.214% due 07/25/2037	4,754	4,571
0.284% due 03/25/2036	80	76
0.394% due 08/25/2031 - 05/25/2032	280	258
0.555% due 09/17/2027	4	4
0.604% due 06/25/2021 - 02/25/2033	256	258
0.654% due 01/25/2020 - 03/25/2022	65	64
0.704% due 12/25/2021	11	11
0.756% due 11/18/2031	6	6
0.804% due 11/25/2031	108	109
0.854% due 04/25/2022	10	10
0.904% due 05/25/2022	19	19
1.004% due 05/25/2018 - 10/25/2020	42	42
1.054% due 08/25/2023	25	26
1.154% due 12/25/2023 - 04/25/2032	49	50
1.304% due 10/25/2022 - 09/25/2023	23	24
1.329% due 10/01/2044	28	29
1.332% due 03/01/2044 - 10/01/2044	109	111
1.485% due 02/01/2033	370	388
1.532% due 11/01/2030 - 10/01/2040	85	89
1.750% due 12/25/2023	42	44
1.787% due 09/01/2033	51	54
1.790% due 06/01/2033	34	37
1.793% due 03/01/2035	52	55
1.940% due 07/01/2035	72	77

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.950% due 08/01/2033	$92	$99
1.980% due 02/01/2035	38	41
1.995% due 01/01/2035	22	23
2.034% due 10/01/2026 - 11/01/2040	117	120
2.038% due 04/01/2036	9	9
2.041% due 11/01/2035	6	6
2.113% due 11/01/2034	5	5
2.125% due 02/01/2035	31	33
2.130% due 03/01/2030	12	12
2.160% due 11/01/2034	44	47
2.173% due 12/01/2035	33	35
2.174% due 03/01/2035	40	43
2.182% due 05/01/2036	26	28
2.194% due 10/01/2034	18	19
2.199% due 12/01/2033	1	1
2.200% due 08/01/2033	55	58
2.220% due 10/01/2031	19	19
2.223% due 11/01/2032	99	104
2.240% due 12/25/2021	3	3
2.245% due 09/01/2030	28	29
2.250% due 03/01/2029 - 12/01/2036	140	147
2.251% due 04/01/2018	4	4
2.253% due 05/01/2034	57	61
2.260% due 08/01/2032	5	6
2.300% due 03/01/2033 - 05/25/2035	875	899
2.302% due 09/01/2033	45	48
2.314% due 07/01/2033	31	33
2.315% due 03/01/2027	45	48
2.345% due 12/01/2036	63	68
2.349% due 07/01/2033	27	29
2.364% due 04/01/2033	32	34
2.375% due 09/01/2032 - 09/01/2033	40	41
2.383% due 05/01/2025	5	5
2.395% due 12/01/2036	59	64
2.400% due 01/01/2033	30	30
2.405% due 07/01/2034	21	22
2.419% due 04/01/2034	8	9
2.430% due 03/01/2032	32	33
2.433% due 03/01/2035	22	23
2.434% due 10/01/2033	10	11
2.465% due 05/01/2031 - 05/01/2033	107	115
2.480% due 06/01/2033	25	25
2.516% due 01/01/2037	25	27
2.540% due 04/01/2036	44	46
2.570% due 11/01/2024	35	35
2.605% due 08/01/2035	50	54
2.625% due 09/01/2033	2	3
2.750% due 09/01/2015 - 01/01/2029	71	75
2.838% due 06/01/2033	134	139
3.360% due 11/01/2019	15	15
3.430% due 12/01/2017	6	6
3.480% due 05/01/2036	53	56
3.525% due 03/01/2019	5	5
3.560% due 02/01/2018	2	2
3.749% due 01/01/2015	1	1
4.000% due 11/25/2033 - 04/01/2044	31,085	32,305
4.250% due 10/01/2027 - 03/25/2033	7	7
4.500% due 04/01/2044	15,309	16,495
5.000% due 06/25/2023 - 11/25/2032	456	465

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.370% due 08/25/2043	$125	$128
5.500% due 04/25/2017 - 09/25/2035	1,902	2,131
6.440% due 07/01/2036	695	785
6.500% due 06/25/2028	51	58
6.510% due 08/01/2036	990	1,120
6.616% due 05/25/2037 (a)	4,058	647
6.770% due 01/18/2029	55	56
7.000% due 02/01/2019 - 07/25/2042	28	28
7.500% due 08/25/2021 - 07/25/2022	52	59
7.875% due 11/01/2018	4	4
8.500% due 05/01/2017 - 04/01/2032	164	184
9.375% due 04/01/2016	17	18
15.446% due 08/25/2021	29	37
Freddie Mac
0.405% due 10/15/2032	19	19
0.414% due 08/25/2031	136	133
0.505% due 12/15/2029	25	25
0.514% due 10/25/2029	1	1
0.605% due 12/15/2031	9	9
0.705% due 04/15/2022 - 08/15/2031	34	35
0.805% due 03/15/2020	13	13
0.855% due 06/15/2022	21	21
1.105% due 02/15/2021	8	9
1.110% due 09/25/2023	507	512
1.151% due 05/15/2023	35	36
1.255% due 05/15/2023	11	12
1.332% due 10/25/2044 - 02/25/2045	5,510	5,561
1.532% due 07/25/2044	1,249	1,265
1.625% due 02/01/2017	2	2
2.015% due 09/01/2035	28	29
2.120% due 10/15/2022	13	14
2.232% due 10/01/2034	49	51
2.233% due 02/01/2035	42	44
2.250% due 02/01/2035	18	19
2.261% due 03/01/2028	6	6
2.275% due 09/01/2028	22	23
2.276% due 11/01/2027	78	80
2.302% due 01/01/2035	48	51
2.303% due 02/01/2035	48	51
2.310% due 02/01/2022	7	8
2.331% due 10/01/2033	7	8
2.333% due 04/01/2032	101	102
2.348% due 04/01/2033	4	4
2.355% due 08/01/2029 - 04/01/2034	231	245
2.362% due 09/01/2033 - 01/01/2035	221	234
2.365% due 11/01/2023	5	6
2.366% due 01/01/2035	14	14
2.375% due 08/01/2032 - 02/01/2035	177	188
2.391% due 02/01/2026	7	7
2.481% due 08/01/2023	21	22
2.492% due 09/01/2035	23	25
2.514% due 03/01/2032	95	102
2.520% due 02/01/2036	42	44
2.531% due 01/01/2032	7	7
2.535% due 08/01/2030	33	33
2.541% due 03/01/2030	29	30
2.557% due 04/01/2036	58	61
2.617% due 07/01/2037	66	71
2.722% due 04/01/2035	169	170

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	49

Schedule of Investments PIMCO Asset-Backed Securities Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.795% due 03/01/2033	$10	$11
4.000% due 10/15/2033	163	172
4.500% due 05/15/2018 - 09/15/2018	108	115
5.000% due 08/15/2019 - 02/15/2036	809	875
5.424% due 05/01/2026	28	28
5.500% due 05/15/2036	73	79
5.838% due 08/01/2031	114	121
6.500% due 03/15/2021 - 07/25/2043	796	889
7.000% due 06/15/2029	63	74
7.500% due 02/15/2023 - 01/15/2031	24	27
8.000% due 03/15/2023	32	36
9.250% due 11/15/2019	4	5
9.500% due 04/15/2020	7	8
Ginnie Mae
0.557% due 02/20/2029	2	2
1.625% due 01/20/2023 - 10/20/2033	431	449
2.000% due 04/20/2017 - 07/20/2030	147	154
2.125% due 01/20/2034	46	48
3.000% due 04/20/2018 - 04/20/2019	15	15
4.000% due 04/20/2016 - 04/20/2019	9	9

Total U.S. Government Agencies (Cost $74,548)		76,411

U.S. TREASURY OBLIGATIONS 18.9%
U.S. Treasury Bonds
9.875% due 11/15/2015 (f)	14,800	17,102
U.S. Treasury Notes
1.250% due 08/31/2015 (c)(f)	37,000	37,555
1.500% due 08/31/2018 (c)	12,100	12,080
2.125% due 12/31/2015 (c)	42,000	43,315
2.375% due 08/31/2014 (f)	97	98
3.125% due 10/31/2016 (c)	90,100	95,714

Total U.S. Treasury Obligations (Cost $209,209)		205,864

MORTGAGE-BACKED SECURITIES 46.2%
Adjustable Rate Mortgage Trust
0.434% due 11/25/2035	3,130	2,826
American Home Mortgage Investment Trust
2.330% due 02/25/2045	228	230
2.330% due 06/25/2045	8,517	8,453
Banc of America Alternative Loan Trust
6.000% due 04/25/2037	7,185	5,470
Banc of America Funding Corp.
0.347% due 10/20/2036	1,252	900
2.096% due 01/26/2037	120	121
2.586% due 09/20/2046	4,183	3,485
2.807% due 01/20/2047 ^	33	26
Banc of America Mortgage Trust
2.622% due 12/25/2033	201	201
2.623% due 07/25/2033	323	310
2.747% due 05/25/2033	147	148
2.748% due 11/25/2033	73	74
2.761% due 10/25/2035	1,941	1,777
2.843% due 11/25/2034	227	201
2.847% due 06/25/2034	198	199
2.885% due 06/25/2035	2,345	2,294
2.977% due 02/25/2033	83	83

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BCAP LLC Trust
2.617% due 06/26/2035	$7,783	$7,965
BCRR Trust
5.819% due 08/17/2045	7,269	7,940
Bear Stearns Adjustable Rate Mortgage Trust
2.255% due 02/25/2036	453	381
2.430% due 10/25/2035	285	281
2.555% due 05/25/2033	490	306
2.579% due 08/25/2033	40	41
2.633% due 04/25/2034	190	186
2.635% due 10/25/2034	167	155
2.667% due 02/25/2033	15	14
2.668% due 04/25/2034	1,511	1,447
2.680% due 05/25/2034	47	44
2.730% due 05/25/2034	19	18
2.737% due 01/25/2034	137	139
2.744% due 11/25/2030	15	15
2.761% due 02/25/2034	1,829	1,799
2.793% due 10/25/2034	77	77
2.910% due 07/25/2034	2	2
2.976% due 05/25/2047 ^	1,668	1,404
Bear Stearns Alt-A Trust
2.327% due 01/25/2036 ^	1,231	945
2.387% due 12/25/2033	1,015	1,040
2.416% due 04/25/2035	218	208
2.460% due 02/25/2036 ^	27	19
2.524% due 11/25/2035 ^	3,450	2,583
2.545% due 08/25/2036 ^	2,733	2,020
2.674% due 05/25/2035	2,506	2,409
2.710% due 08/25/2036 ^	2,616	1,969
Bear Stearns Mortgage Securities, Inc.
2.567% due 06/25/2030	39	40
Bear Stearns Structured Products, Inc.
1.885% due 01/26/2036	2,268	1,832
2.874% due 12/26/2046	10,280	7,753
Bella Vista Mortgage Trust
0.407% due 05/20/2045	93	76
0.524% due 02/25/2035	12,909	10,073
CBA Commercial Small Balance Commercial Mortgage
0.434% due 12/25/2036	270	211
Charlotte Gateway Village LLC
6.410% due 12/01/2016	654	680
Chase Mortgage Finance Trust
2.541% due 12/25/2035	4,305	3,872
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.660% due 01/25/2035	929	646
Citigroup Mortgage Loan Trust, Inc.
0.484% due 12/25/2034	608	556
0.954% due 08/25/2035	531	435
2.510% due 10/25/2035	226	224
2.540% due 05/25/2035	86	84
2.605% due 08/25/2035	391	384
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	250	213
Cobalt Commercial Mortgage Trust
5.484% due 04/15/2047	482	530
Commercial Mortgage Trust
2.224% due 05/15/2045 (a)	15,587	1,821
Community Program Loan Trust
4.500% due 04/01/2029	333	336
Countrywide Alternative Loan Trust
0.314% due 07/25/2036	14,443	12,376
0.344% due 09/25/2046 ^	1,321	1,037
0.344% due 11/25/2046	109	84
0.352% due 12/20/2046	5,400	3,950
0.354% due 06/25/2037	1,461	1,256
0.357% due 07/20/2046 ^	1,937	1,202

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.367% due 03/20/2046	$827	$619
0.367% due 07/20/2046 ^	1,688	1,027
0.404% due 05/25/2035	319	173
0.424% due 02/25/2036	313	252
0.434% due 12/25/2035	390	348
0.444% due 11/25/2035	116	86
0.464% due 10/25/2035	5,907	4,742
0.477% due 11/20/2035	811	689
0.484% due 10/25/2035	143	117
0.554% due 03/25/2034	5	5
0.654% due 05/25/2035	880	733
0.924% due 11/25/2035	5,694	4,754
0.969% due 03/25/2047 ^	10,493	6,787
1.091% due 08/25/2046	3,660	2,775
1.129% due 02/25/2036	1,844	1,631
1.614% due 08/25/2035	3,708	3,528
5.500% due 11/25/2035 ^	3,672	3,314
5.500% due 03/25/2036	212	172
5.750% due 03/25/2037 ^	989	835
6.000% due 10/25/2032	2	2
6.250% due 12/25/2033	199	207
6.250% due 08/25/2037 ^	591	490
6.500% due 11/25/2031	168	178
Countrywide Home Loan Mortgage Pass-Through Trust
0.444% due 04/25/2035	100	83
0.474% due 03/25/2035	6,288	5,351
0.494% due 02/25/2035	202	181
0.544% due 02/25/2035	289	217
0.554% due 08/25/2018	20	20
0.694% due 02/25/2035	484	457
0.754% due 03/25/2035	50	45
1.074% due 09/25/2034	403	253
1.933% due 06/19/2031	7	7
2.376% due 02/20/2036	468	371
2.417% due 02/20/2036	559	534
2.500% due 02/20/2035	8	7
2.548% due 07/19/2033	168	160
2.556% due 04/25/2035 ^	207	57
2.570% due 02/19/2034	51	43
2.599% due 02/19/2034	46	46
2.643% due 02/25/2034	221	218
2.672% due 08/25/2034	3,975	3,761
2.702% due 05/19/2033	27	27
2.854% due 08/25/2034	378	351
4.500% due 10/25/2018	98	102
5.000% due 11/25/2018	40	41
5.500% due 08/25/2033	472	465
6.000% due 11/25/2037	439	410
Credit Suisse Commercial Mortgage Trust
5.383% due 02/15/2040	468	505
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032	90	86
1.304% due 09/25/2034	3,659	3,046
2.256% due 06/25/2033	593	589
2.312% due 07/25/2033	58	59
2.575% due 10/25/2033	362	352
2.580% due 12/25/2032 ^	66	62
5.500% due 11/25/2035	510	450
5.750% due 04/25/2033	38	41
6.250% due 07/25/2035	847	908
6.500% due 04/25/2033	31	32
7.000% due 02/25/2033	39	41
Credit Suisse Mortgage Capital Certificates
0.335% due 04/15/2022	11,926	11,830
0.385% due 10/15/2021	7,405	7,355
2.749% due 07/27/2036	351	354
2.790% due 08/27/2037	107	107
5.342% due 12/16/2043	5,000	5,424

50	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.509% due 04/15/2047	$2,000	$2,140
DBUBS Mortgage Trust
3.642% due 08/10/2044	1,100	1,158
Downey Savings & Loan Association Mortgage Loan Trust
1.074% due 04/19/2047	1,291	1,124
Drexel Burnham Lambert CMO Trust
0.902% due 05/01/2016	1	1
Extended Stay America Trust
1.079% due 12/05/2031 (a)	24,500	504
First Horizon Alternative Mortgage Securities
2.197% due 09/25/2034	5,636	5,511
2.207% due 06/25/2034	5,159	5,068
2.279% due 03/25/2035	426	344
First Horizon Mortgage Pass-Through Trust
2.555% due 02/25/2035	303	301
First Republic Bank Mortgage Pass-Through Certificates
0.634% due 06/25/2030	54	54
First Republic Mortgage Loan Trust
0.505% due 11/15/2031	478	445
GMAC Mortgage Corp. Loan Trust
3.407% due 05/25/2035	60	59
Greenpoint Mortgage Funding Trust
0.364% due 04/25/2036	446	343
0.384% due 06/25/2045	378	326
Greenpoint Mortgage Pass-Through Certificates
2.795% due 10/25/2033	279	280
Greenwich Capital Acceptance, Inc.
3.077% due 06/25/2024	21	21
Greenwich Capital Commercial Funding Corp.
5.224% due 04/10/2037	50	52
5.444% due 03/10/2039	1,800	1,975
GSMPS Mortgage Loan Trust
7.000% due 06/25/2043	1,202	1,292
8.000% due 09/19/2027	568	582
GSR Mortgage Loan Trust
0.504% due 01/25/2034	37	34
2.620% due 09/25/2035	49	50
2.622% due 01/25/2036 ^	711	657
2.650% due 09/25/2035	784	798
2.774% due 04/25/2035	2,407	2,342
HarborView Mortgage Loan Trust
0.336% due 07/19/2046	4,654	3,300
0.346% due 02/19/2046	772	685
0.376% due 05/19/2035	484	424
0.396% due 06/19/2035	8,155	7,157
0.396% due 03/19/2036	592	434
0.506% due 01/19/2035	70	53
0.896% due 02/19/2034	43	42
2.044% due 11/19/2034	48	47
2.618% due 06/19/2045	476	321
2.705% due 08/19/2034	355	357
2.717% due 12/19/2035 ^	56	52
HSI Asset Securitization Corp. Trust
0.474% due 07/25/2035	328	317
Impac CMB Trust
1.054% due 10/25/2033	218	217
Impac Secured Assets Trust
0.504% due 05/25/2036	182	179
0.584% due 08/25/2036	1,086	1,068
1.094% due 11/25/2034	68	65
IndyMac Adjustable Rate Mortgage Trust
1.751% due 01/25/2032	17	17
IndyMac Mortgage Loan Trust
0.344% due 09/25/2046	1,107	952
0.394% due 04/25/2035	329	303
0.394% due 07/25/2035	343	313

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.434% due 03/25/2035	$247	$230
0.454% due 06/25/2037 ^	221	109
0.474% due 02/25/2035	2,922	2,687
0.794% due 07/25/2045	115	105
0.954% due 11/25/2034	8,206	7,204
1.374% due 09/25/2034	249	204
2.518% due 12/25/2034	2,099	1,967
2.769% due 06/25/2036	4,262	3,042
4.532% due 06/25/2036	2,778	2,667
4.683% due 02/25/2036	14,858	13,146
JPMorgan Alternative Loan Trust
0.654% due 06/27/2037	7,192	6,086
3.621% due 10/25/2036	8,887	6,416
JPMorgan Mortgage Trust
2.486% due 10/25/2035	158	135
2.604% due 10/25/2035	498	498
2.629% due 06/25/2035	343	338
3.115% due 04/25/2035	213	218
JPMorgan Resecuritization Trust
2.255% due 07/27/2037	91	90
2.807% due 01/27/2047	194	195
4.852% due 04/20/2036	282	292
6.000% due 02/27/2037	751	779
Kidder Peabody Mortgage Assets Trust
6.500% due 02/22/2017	12	12
LB Mortgage Trust
8.562% due 01/20/2017	31	31
LB-UBS Commercial Mortgage Trust
5.430% due 02/15/2040	82	91
Lehman Mortgage Trust
5.500% due 02/25/2036	803	711
MASTR Adjustable Rate Mortgages Trust
0.484% due 12/25/2034	1,531	1,415
2.271% due 12/25/2033	139	134
2.749% due 01/25/2034	1	1
MASTR Asset Securitization Trust
5.500% due 06/25/2033	229	232
5.500% due 09/25/2033	456	458
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.635% due 06/15/2030	279	274
0.855% due 11/15/2031	244	245
Merrill Lynch Floating Trust
0.692% due 07/09/2021	1,525	1,524
Merrill Lynch Mortgage Investors Trust
0.774% due 08/25/2028	34	35
0.794% due 10/25/2028	362	363
0.894% due 03/25/2028	62	61
1.596% due 10/25/2035	1,239	1,218
1.950% due 01/25/2029	68	68
2.127% due 04/25/2035	86	84
2.456% due 08/25/2033	383	70
2.685% due 11/25/2035	5,662	5,559
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	495	536
Morgan Stanley Capital Trust
5.208% due 11/14/2042	1,078	1,129
5.439% due 02/12/2044	2,261	2,277
5.692% due 04/15/2049	500	554
Morgan Stanley Mortgage Loan Trust
0.414% due 03/25/2036	5,868	4,464
0.424% due 09/25/2035	29	29
2.458% due 10/25/2034	186	187
Morgan Stanley Re-REMIC Trust
5.819% due 08/15/2045	2,539	2,819
NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034	1,073	1,161

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Prudential Securities Secured Financing Corp.
2.400% due 05/25/2022	$57	$59
RBSSP Resecuritization Trust
2.324% due 12/26/2036	2,732	2,755
4.000% due 12/26/2036	224	226
Residential Accredit Loans, Inc. Trust
0.344% due 04/25/2046	2,231	1,778
0.354% due 10/25/2046	37,851	24,720
0.364% due 06/25/2037	538	389
0.364% due 04/25/2046	149	74
0.554% due 03/25/2033	40	39
3.221% due 09/25/2034	24	24
6.500% due 10/25/2036	2,690	2,208
Residential Asset Mortgage Products Trust
7.000% due 06/25/2032	13	14
Residential Asset Securitization Trust
0.504% due 10/25/2018	136	133
0.604% due 02/25/2034	109	106
6.250% due 08/25/2036	6,095	5,768
Residential Funding Mortgage Securities, Inc. Trust
0.554% due 07/25/2018	26	25
2.947% due 06/25/2035	3,801	3,606
3.800% due 02/25/2036 ^	169	149
5.500% due 12/25/2034	1,300	1,371
6.500% due 03/25/2032	1	1
Royal Bank of Scotland Capital Funding Trust
6.068% due 09/17/2039	1,266	1,390
SACO, Inc.
7.000% due 08/25/2036	13	13
Salomon Brothers Mortgage Securities, Inc.
0.654% due 05/25/2032	57	52
2.618% due 09/25/2033	13	13
8.500% due 05/25/2032	301	316
Sequoia Mortgage Trust
0.387% due 02/20/2035	379	362
0.467% due 11/20/2034	106	107
0.856% due 10/19/2026	157	155
0.879% due 05/20/2034	1,204	1,187
0.917% due 10/20/2027	33	32
0.935% due 02/20/2034	583	577
0.957% due 10/20/2027	82	80
1.517% due 10/20/2027	512	501
1.736% due 08/20/2034	416	423
1.911% due 06/20/2034	133	132
1.961% due 09/20/2032	78	75
Silver Oak Ltd.
1.684% due 06/21/2018	13,800	14,015
Structured Adjustable Rate Mortgage Loan Trust
0.494% due 08/25/2035	1,222	1,159
0.889% due 06/25/2034	943	885
1.526% due 01/25/2035	1,275	1,034
1.526% due 05/25/2035	1,788	1,211
2.445% due 02/25/2034	357	357
2.477% due 04/25/2034	295	293
2.502% due 03/25/2034	262	261
2.578% due 02/25/2036 ^	4,094	3,439
Structured Asset Mortgage Investments Trust
0.314% due 09/25/2047	5,835	5,822
0.434% due 02/25/2036	546	430
0.464% due 12/25/2035	569	449
0.756% due 07/19/2034	2,015	1,710
0.856% due 03/19/2034	621	559
0.996% due 10/19/2033	137	127
Structured Asset Mortgage Investments, Inc.
2.485% due 05/02/2030	87	63
Structured Asset Securities Corp.
7.500% due 10/25/2036 ^	2,075	1,935

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	51

Schedule of Investments PIMCO Asset-Backed Securities Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1.743% due 02/25/2032	$25	$23
2.205% due 10/25/2031	28	28
2.492% due 06/25/2033	353	350
2.515% due 06/25/2033	749	758
2.536% due 07/25/2032	12	11
2.682% due 06/25/2032	8	7
Travelers Mortgage Services, Inc.
2.346% due 09/25/2018	33	33
Wachovia Bank Commercial Mortgage Trust
0.235% due 06/15/2020	16	16
0.874% due 10/15/2041 (a)	62,114	155
5.342% due 12/15/2043	19,545	21,435
5.500% due 04/15/2047	20,000	22,166
Wachovia Mortgage Loan Trust LLC
5.413% due 10/20/2035	1,497	1,483
WaMu Mortgage Pass-Through Certificates
0.414% due 11/25/2045	7,423	6,889
0.424% due 12/25/2045	9,543	8,988
0.444% due 07/25/2045	757	708
0.444% due 10/25/2045	5,373	4,979
0.464% due 01/25/2045	1,450	1,407
0.474% due 07/25/2045	4,310	4,103
0.514% due 11/25/2034	332	320
0.558% due 11/25/2034	506	479
0.578% due 10/25/2044	1,480	1,418
0.608% due 06/25/2044	6,583	6,110
0.608% due 07/25/2044	110	103
0.678% due 10/25/2044	2,055	1,982
0.688% due 07/25/2044	88	81
1.135% due 02/25/2046	647	604
1.201% due 01/25/2046	1,663	1,631
1.298% due 11/25/2041	97	96
1.531% due 06/25/2042	602	570
1.531% due 08/25/2042	637	606
1.531% due 04/25/2044	1,274	1,246
1.745% due 11/25/2041	10	10
1.884% due 12/19/2039	427	292
2.034% due 02/27/2034	828	823
2.117% due 03/25/2033	394	397
2.324% due 02/25/2037 ^	1,039	878
2.368% due 04/25/2033	306	243
2.410% due 08/25/2033	43	40
2.420% due 09/25/2035	140	138
2.439% due 06/25/2034	234	240
2.449% due 06/25/2033	11	11
2.451% due 02/25/2037 ^	2,179	1,923
2.496% due 01/25/2033	295	301
Washington Mutual Mortgage Loan Trust
1.328% due 05/25/2041	147	145
Washington Mutual MSC Mortgage Pass-Through Certificates
0.688% due 01/25/2018	14	14
2.066% due 02/25/2033	28	28
2.208% due 12/25/2032	497	499
2.333% due 11/25/2030	47	45
5.750% due 03/25/2033	304	315
6.000% due 03/25/2033	59	60
Wells Fargo Mortgage Loan Trust
2.710% due 09/27/2036	5,523	4,381
Wells Fargo Mortgage-Backed Securities Trust
0.654% due 07/25/2037	1,060	897
2.496% due 11/25/2033	160	167
2.612% due 07/25/2036 ^	750	728
2.614% due 03/25/2036	12,148	12,172
2.621% due 05/25/2035	351	325
2.628% due 03/25/2036	5,170	4,918

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.778% due 04/25/2036	$235	$229

Total Mortgage-Backed Securities (Cost $473,662)		503,315

ASSET-BACKED SECURITIES 38.2%
ABFS Mortgage Loan Trust
6.700% due 07/15/2033	1,544	1,186
Access Group, Inc.
1.539% due 10/27/2025	1,392	1,406
ACE Securities Corp. Home Equity Loan Trust
1.204% due 12/25/2033	798	756
1.204% due 07/25/2034	316	280
AFC Home Equity Loan Trust
0.754% due 06/25/2028	824	734
0.824% due 04/25/2028	147	135
American Home Mortgage Investment Trust
0.334% due 08/25/2035	18	9
American Residential Eagle Bond Trust
1.154% due 05/25/2028	27	27
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.374% due 01/25/2036	28	28
0.594% due 08/25/2034	20,346	20,062
0.764% due 01/25/2035	793	562
1.504% due 02/25/2033	1,607	1,528
Amortizing Residential Collateral Trust
0.434% due 01/25/2032	34	30
0.694% due 06/25/2032	147	137
0.734% due 07/25/2032	20	19
0.854% due 08/25/2032	14	12
Amresco Residential Securities Mortgage Loan Trust
0.649% due 06/25/2028	71	67
0.709% due 06/25/2027	120	118
0.709% due 09/25/2027	207	198
Argent Securities, Inc.
1.204% due 10/25/2033	1,418	1,379
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.644% due 10/25/2035	1,000	788
1.204% due 11/25/2034	3,380	3,242
2.734% due 01/25/2034	3,892	3,630
Asset-Backed Funding Certificates Trust
0.574% due 03/25/2035	4,160	3,991
0.834% due 04/25/2033	875	826
0.854% due 06/25/2034	4,141	3,881
1.174% due 03/25/2032	928	883
Asset-Backed Securities Corp. Home Equity Loan Trust
0.675% due 06/15/2031	113	110
0.784% due 09/25/2034	562	517
1.505% due 04/15/2033	90	86
Bayview Financial Asset Trust
0.554% due 12/25/2039	226	191
Bayview Financial Mortgage Pass-Through Trust
5.500% due 12/28/2035	77	78
Bear Stearns Asset-Backed Securities Trust
0.224% due 12/25/2036	114	113
0.274% due 05/25/2037	284	281
0.554% due 03/25/2035	2,884	2,859
0.644% due 06/25/2036	729	719
0.654% due 09/25/2034	191	183
0.744% due 06/25/2043	1,115	1,102
0.814% due 10/25/2032	68	65
0.834% due 09/25/2035	350	349
0.954% due 10/27/2032	24	23
1.054% due 12/25/2033	919	867
1.154% due 10/25/2037	5,397	1,883
1.154% due 11/25/2042	288	274

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.354% due 10/25/2032	$218	$207
1.404% due 08/25/2037	10,042	8,818
1.654% due 11/25/2042	176	170
1.804% due 11/25/2042	1,460	1,393
2.930% due 07/25/2036	1,240	585
2.958% due 10/25/2036	2,228	2,149
5.500% due 01/25/2034	82	86
5.500% due 12/25/2035	277	236
5.750% due 10/25/2033	950	1,007
6.000% due 06/25/2034	1,067	1,160
Bear Stearns Second Lien Trust
1.354% due 12/25/2036	5,000	3,759
Bear Stearns Structured Products, Inc.
1.154% due 03/25/2037	434	425
BlueMountain CLO Ltd.
0.473% due 11/15/2017	193	193
Capital Trust Re CDO Ltd.
5.267% due 06/25/2035	3,000	3,030
Carrington Mortgage Loan Trust
0.634% due 10/25/2035	2,500	2,101
CDC Mortgage Capital Trust
0.774% due 01/25/2033	36	35
1.204% due 01/25/2033	680	629
Centex Home Equity Loan Trust
0.634% due 06/25/2034	1,052	815
0.844% due 09/25/2034	257	202
5.160% due 09/25/2034	951	901
Chase Funding Trust
0.694% due 04/25/2033	1	1
0.734% due 11/25/2034	3	2
4.537% due 09/25/2032	7	6
CIT Group Home Equity Loan Trust
1.129% due 12/25/2031	459	434
CIT Mortgage Loan Trust
1.404% due 10/25/2037	165	165
Citibank Omni Master Trust
2.905% due 08/15/2018	10,800	10,906
4.900% due 11/15/2018 (c)	10,000	10,277
Citigroup Mortgage Loan Trust, Inc.
0.234% due 01/25/2037	59	31
5.550% due 08/25/2035	500	454
5.629% due 08/25/2035	2,777	2,539
Conseco Finance Corp.
0.855% due 08/15/2033	161	153
Conseco Finance Securitizations Corp.
8.310% due 05/01/2032	1,483	1,084
Conseco Financial Corp.
6.180% due 04/01/2030	584	603
6.220% due 03/01/2030	1,878	2,013
6.240% due 12/01/2028	99	102
6.530% due 04/01/2030	417	437
6.760% due 03/01/2030	162	176
6.810% due 12/01/2028	1,870	1,992
6.860% due 03/15/2028	4	4
6.860% due 07/15/2028	58	59
6.870% due 04/01/2030	26	27
7.070% due 01/15/2029	8	8
7.140% due 03/15/2028	166	179
7.140% due 01/15/2029	125	132
7.290% due 03/15/2028	33	34
7.360% due 02/15/2029	7	8
7.550% due 01/15/2029	708	748
7.620% due 06/15/2028	36	38
Countrywide Asset-Backed Certificates
0.334% due 09/25/2036	624	606
0.344% due 06/25/2036	481	467
0.494% due 05/25/2036	11	11

52	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.524% due 12/25/2034	$36	$34
0.524% due 04/25/2036	579	394
0.544% due 11/25/2034	1,356	1,322
0.614% due 09/25/2034	21	21
0.614% due 05/25/2046	1,642	1,557
0.624% due 11/25/2033	1	1
0.634% due 12/25/2031	279	205
0.714% due 04/25/2034	297	276
0.754% due 11/25/2033	19	18
0.774% due 09/25/2033	211	201
0.804% due 10/25/2034	5,946	5,665
0.834% due 06/25/2033	12	10
1.054% due 05/25/2032	183	176
1.129% due 06/25/2035	860	849
1.154% due 09/25/2032	189	179
5.115% due 05/25/2036 ^	409	373
5.125% due 12/25/2034	3,873	2,121
5.413% due 01/25/2034	84	82
Credit Suisse First Boston Mortgage Securities Corp.
0.514% due 05/25/2044	23	23
0.774% due 01/25/2032	17	16
Credit-Based Asset Servicing and Securitization LLC
0.814% due 04/25/2036	122	120
4.343% due 12/25/2035	583	550
5.028% due 07/25/2035	36	36
5.970% due 10/25/2036	666	670
6.280% due 05/25/2035	489	493
Denver Arena Trust
6.940% due 11/15/2019	230	236
EFS Volunteer LLC
1.036% due 07/26/2027	1,397	1,411
EMC Mortgage Loan Trust
0.604% due 12/25/2042	1,184	1,112
0.904% due 08/25/2040	605	551
EquiFirst Mortgage Loan Trust
4.250% due 09/25/2033	648	656
Equity One Mortgage Pass-Through Trust
0.404% due 07/25/2034	72	57
0.454% due 04/25/2034	1,251	1,074
0.494% due 07/25/2034	5	2
FBR Securitization Trust
0.914% due 09/25/2035	112	111
First Alliance Mortgage Loan Trust
8.020% due 03/20/2031	3	3
First Franklin Mortgage Loan Trust
0.264% due 12/25/2037	342	203
0.774% due 11/25/2031	129	116
First NLC Trust
0.224% due 08/25/2037	1,766	922
0.294% due 08/25/2037	4,501	2,368
0.434% due 08/25/2037	2,713	1,447
Fraser Sullivan CLO Ltd.
1.886% due 11/22/2022	13,000	13,050
Galaxy CLO Ltd.
0.479% due 04/25/2019	258	257
GMAC Mortgage Corp. Home Equity Loan Trust
0.904% due 02/25/2031	248	238
Goldman Sachs Asset Management CLO PLC
0.458% due 08/01/2022	2,317	2,278
GSAA Home Equity Trust
0.426% due 06/25/2035	313	294
GSAMP Trust
0.304% due 10/25/2036 ^	6,326	834
0.506% due 01/25/2045	119	116
0.889% due 09/25/2035 ^	11,501	9,776
0.979% due 03/25/2034	1,666	1,564
1.129% due 08/25/2033	33	29

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Home Equity Asset Trust
0.534% due 01/25/2036	$8,708	$8,452
0.754% due 11/25/2032	1	1
0.949% due 07/25/2034	668	625
1.074% due 02/25/2033	1	1
Home Equity Loan Trust
0.444% due 12/25/2032	3	3
6.230% due 06/25/2037	5,000	3,024
Home Equity Mortgage Loan Asset-Backed Trust
0.314% due 07/25/2037	148	93
0.604% due 08/25/2035	700	688
2.179% due 07/25/2034	958	857
Home Equity Mortgage Trust
5.800% due 05/25/2036	111	96
5.821% due 04/25/2035	314	314
Home Loan Trust
8.350% due 03/25/2025	9	9
HSBC Home Equity Loan Trust
0.307% due 03/20/2036	1,708	1,677
0.317% due 01/20/2036	79	78
0.337% due 01/20/2036	655	644
0.447% due 01/20/2034	188	187
0.687% due 01/20/2034	400	399
HSI Asset Loan Obligation Trust
0.214% due 12/25/2036	15	6
IMC Home Equity Loan Trust
7.310% due 11/20/2028	47	47
Irwin Home Equity Loan Trust
1.504% due 02/25/2029	271	260
JPMorgan Mortgage Acquisition Trust
0.214% due 12/25/2029	33	33
0.234% due 08/25/2036	3	1
0.264% due 08/25/2036	1,856	975
L.A. Arena Funding LLC
7.656% due 12/15/2026	1,762	1,994
Lehman XS Trust
0.304% due 04/25/2037 ^	126	91
Long Beach Mortgage Loan Trust
0.484% due 01/25/2046	47	40
0.624% due 08/25/2035	2,850	2,776
0.714% due 10/25/2034	229	209
0.854% due 03/25/2032	1	1
1.009% due 07/25/2034	641	620
1.204% due 10/25/2034	141	123
1.579% due 03/25/2032	393	364
Loomis Sayles CLO Ltd.
0.469% due 10/26/2020	886	883
Massachusetts Educational Financing Authority
1.189% due 04/25/2038	1,515	1,525
MASTR Asset-Backed Securities Trust
0.304% due 05/25/2037	418	382
0.904% due 12/25/2034 ^	3,703	3,363
0.979% due 10/25/2034	1,234	1,163
MASTR Specialized Loan Trust
1.004% due 05/25/2037	630	16
Merrill Lynch First Franklin Mortgage Loan Trust
1.654% due 10/25/2037	573	475
Merrill Lynch Mortgage Investors Trust
0.214% due 10/25/2037	344	74
0.234% due 09/25/2037	110	30
0.244% due 06/25/2037	530	209
Mid-State Trust
6.005% due 08/15/2037	2,989	3,153
8.330% due 04/01/2030	386	397
Morgan Stanley ABS Capital, Inc. Trust
0.214% due 05/25/2037	269	166
0.254% due 11/25/2036	2,813	1,742

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.304% due 06/25/2036	$8,765	$7,241
0.474% due 11/25/2035	5,662	5,530
0.614% due 06/25/2034	149	148
1.354% due 06/25/2033	707	686
2.154% due 07/25/2037 ^	907	59
2.554% due 08/25/2034	595	485
Morgan Stanley Capital Trust
0.334% due 01/25/2036	370	366
Morgan Stanley Dean Witter Capital, Inc. Trust
1.504% due 02/25/2033	181	172
2.629% due 01/25/2032	639	512
Morgan Stanley IXIS Real Estate Capital Trust
0.264% due 11/25/2036	2,612	1,236
Morgan Stanley Mortgage Loan Trust
0.474% due 11/25/2036	1,979	1,161
Mountain View Funding CLO Ltd.
0.499% due 04/15/2019	263	261
MSIM Peconic Bay Ltd.
0.517% due 07/20/2019	113	114
New Century Home Equity Loan Trust
0.334% due 05/25/2036	548	358
0.414% due 06/25/2035	1	1
0.604% due 06/25/2035	7,100	6,397
1.807% due 06/20/2031	861	847
Newcastle Investment Trust
4.500% due 07/10/2035	1,083	1,093
Nomura Asset Acceptance Corp.
0.774% due 01/25/2036	1,319	1,014
NovaStar Mortgage Funding Trust
0.254% due 03/25/2037	18	8
0.934% due 05/25/2033	4	4
Oakwood Mortgage Investors, Inc.
0.530% due 03/15/2018	205	187
Octagon Investment Partners Ltd.
0.533% due 11/28/2018	191	190
Option One Mortgage Loan Trust
0.934% due 02/25/2035	804	538
0.949% due 05/25/2034	32	28
0.954% due 02/25/2035	82	81
Option One Mortgage Loan Trust Asset-Backed Certificates
0.657% due 08/20/2030	6	6
0.694% due 06/25/2032	3	3
0.754% due 04/25/2033	27	25
Origen Manufactured Housing Contract Trust
0.395% due 05/15/2032	2	2
Pacifica CDO Corp.
0.499% due 01/26/2020	219	218
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.129% due 10/25/2034	1,000	965
1.204% due 10/25/2034	11,119	9,004
People’s Choice Home Loan Securities Trust
0.584% due 05/25/2035	504	498
Popular ABS Mortgage Pass-Through Trust
0.244% due 06/25/2047 ^	1,473	1,376
6.085% due 01/25/2036 ^	208	154
RAAC Series
0.494% due 02/25/2036	6,300	5,287
0.554% due 06/25/2047	12,400	11,399
1.354% due 09/25/2047	886	859
Renaissance Home Equity Loan Trust
0.654% due 12/25/2033	141	139
1.254% due 09/25/2037	824	473
1.354% due 08/25/2032	951	839
1.394% due 03/25/2033	22	21
4.934% due 08/25/2035	140	136

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	53

Schedule of Investments PIMCO Asset-Backed Securities Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Mortgage Products Trust
0.934% due 02/25/2033	$5	$5
5.656% due 07/25/2034 ^	1,868	1,529
5.707% due 08/25/2034 ^	2,872	2,612
5.942% due 04/25/2034	1,217	1,220
Residential Asset Securities Corp. Trust
0.304% due 01/25/2037	7,124	6,022
0.424% due 05/25/2037	3,900	3,243
0.604% due 09/25/2035	5,069	4,881
0.734% due 06/25/2033	1,327	1,161
0.799% due 03/25/2035	5,276	4,798
0.949% due 01/25/2035	101	95
5.120% due 12/25/2033	387	359
7.140% due 04/25/2032 ^	145	6
SACO, Inc.
0.514% due 05/25/2036	1,598	2,517
0.574% due 03/25/2036	912	1,313
0.674% due 06/25/2036 ^	335	447
0.904% due 07/25/2035	2,025	1,882
Salomon Brothers Mortgage Securities, Inc.
0.634% due 03/25/2028	61	60
Salomon Mortgage Loan Trust
1.054% due 11/25/2033	1,100	1,038
Saxon Asset Securities Trust
0.654% due 03/25/2032	405	375
0.694% due 03/25/2035	685	540
Securitized Asset-Backed Receivables LLC Trust
0.204% due 10/25/2036 ^	1,477	593
0.584% due 01/25/2036 ^	127	0
0.814% due 10/25/2035	127	126
Silverado CLO Ltd.
0.497% due 04/11/2020	1,406	1,403
SLC Student Loan Trust
1.133% due 06/15/2021	5,400	5,480
SLM Student Loan Trust
0.413% due 03/15/2024	5,886	5,808
0.423% due 12/15/2023	15,000	14,731
0.639% due 04/25/2023	2,402	2,400
1.080% due 03/15/2028	500	500
1.139% due 07/25/2023	14,600	14,897
1.433% due 12/15/2033	3,360	3,406
1.739% due 04/25/2023	3,784	3,908
1.939% due 07/25/2023	5,000	5,257
2.805% due 12/16/2019	4,545	4,640

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Soundview Home Loan Trust
0.344% due 02/25/2036	$18	$17
0.414% due 12/25/2035	1,842	1,791
0.454% due 11/25/2035	40	39
1.456% due 11/25/2033	133	132
South Carolina Student Loan Corp.
1.236% due 09/03/2024	600	609
Specialty Underwriting & Residential Finance Trust
0.654% due 09/25/2036	1,000	498
1.354% due 10/25/2035	262	213
Structured Asset Investment Loan Trust
0.634% due 09/25/2035	3,323	2,812
0.664% due 08/25/2035	1,500	980
0.814% due 04/25/2035	17,470	15,426
0.844% due 06/25/2035	4,168	3,883
1.129% due 09/25/2034	145	113
1.429% due 12/25/2034	130	41
1.579% due 04/25/2033	2,744	2,690
Structured Asset Securities Corp.
0.244% due 06/25/2037	829	793
0.554% due 05/25/2034	5	5
0.804% due 05/25/2034	21	21
1.655% due 04/25/2035	444	428
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.734% due 01/25/2033	1,007	929
1.729% due 01/25/2033	93	85
3.375% due 08/25/2031	180	176
Symphony CLO Ltd.
0.989% due 01/15/2024	15,000	14,733
Trapeza CDO Ltd.
1.004% due 11/16/2034	1,000	710
Truman Capital Mortgage Loan Trust
0.904% due 12/25/2032	246	235
UCFC Manufactured Housing Contract
7.900% due 01/15/2028	846	842
Vanderbilt Mortgage Finance
5.840% due 02/07/2026	84	86
6.210% due 05/07/2026	314	323
Washington Mutual Asset-Backed Certificates Trust
0.214% due 10/25/2036	134	60
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
0.784% due 04/25/2034	151	133

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WMC Mortgage Loan Pass-Through Certificates
0.982% due 03/20/2029	$13	$13

Total Asset-Backed Securities (Cost $431,885)		415,763

SOVEREIGN ISSUES 0.3%
Korea Housing Finance Corp.
4.125% due 12/15/2015	2,500	2,643

Total Sovereign Issues (Cost $2,499)		2,643

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (b) 0.0%
		544

Total Short-Term Instruments (Cost $544)		544

Total Investments in Securities (Cost $1,206,953)		1,220,470

	SHARES
INVESTMENTS IN AFFILIATES 6.2%

SHORT-TERM INSTRUMENTS 6.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.2%
PIMCO Short-Term Floating NAV Portfolio	6,772,803	67,762

Total Short-Term Instruments (Cost $67,762)		67,762

Total Investments in Affiliates (Cost $67,762)		67,762

Total Investments 118.3% (Cost $1,274,715)		$1,288,232

Financial Derivative Instruments (d)(e) (0.1%) (Cost or Premiums, net $(4,275))		(1,436)

Other Assets and Liabilities, net (18.2%)		(197,814)

Net Assets 100.0%		$1,088,982

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$544	Fannie Mae 2.260% due 10/17/2022	$(557)	$544	$544

Total Repurchase Agreements						$(557)	$544	$544

(1)	Includes accrued interest.

54	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	0.500%	02/28/2014	04/01/2014	$(7,410)	$(7,414)
	0.936%	02/06/2014	05/02/2014	(6,584)	(6,593)
FOB	0.100%	03/13/2014	04/15/2014	(4,517)	(4,517)

Total Reverse Repurchase Agreements					$(18,524)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BPG	0.140%	03/27/2014	04/03/2014	$(11,814)	$(11,815)
GSC	0.090%	03/27/2014	04/03/2014	(9,741)	(9,743)
	0.120%	03/21/2014	04/04/2014	(96,772)	(96,799)
	0.160%	03/28/2014	04/04/2014	(23,164)	(23,166)

Total Sale-Buyback Transactions					$(141,523)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2014 was $247,933 at a weighted average interest rate of 0.231%.
(3)	Payable for sale-buyback transactions includes $27 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	4.500%	04/01/2044	$11,000	$(11,741)	$(11,738)
Fannie Mae	4.500%	05/01/2044	5,000	(5,316)	(5,317)

Total Short Sales				$(17,057)	$(17,055)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(c)	Securities with an aggregate market value of $159,728 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$0	$(14,007)	$0	$0	$(14,007)	$14,929	$922
FOB	0	(4,517)	0	0	(4,517)	4,493	(24)
SSB	544	0	0	0	544	(557)	(13)

Master Securities Forward Transaction Agreement
BOA	0	0	0	(12,787)	(12,787)	0	(12,787)
BPG	0	0	(11,815)	0	(11,815)	11,757	(58)
GSC	0	0	(129,708)	(4,268)	(133,976)	128,550	(5,426)

Total Borrowings and Other Financing Transactions	$544	$(18,524)	$(141,523)	$(17,055)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	2.000%	06/19/2023	$27,100	$(1,562)	$(1,493)	$0	$(28)

Total Swap Agreements					$(1,562)	$(1,493)	$0	$(28)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	55

Schedule of Investments PIMCO Asset-Backed Securities Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

Cash of $874 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0	$(28)	$(28)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION (1)

Counterparty	Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (5)
								Asset	Liability
BRC	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 1.400% due 02/25/2034	(1.190%	)	02/25/2034	$118	$0	$7	$7	$0
	Specialty Underwriting & Residential Finance 1-Month USD-LIBOR plus 1.300% due 02/25/2035	(1.240%	)	02/25/2035	147	0	90	90	0

FBF	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 2.250% due 07/25/2032	(3.375%	)	07/25/2032	326	33	113	146	0

GST	Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	(2.500%	)	10/11/2021	500	0	22	22	0

JPM	Long Beach Mortgage Loan Trust 5.485% due 09/15/2040	(1.170%	)	09/15/2040	1,000	0	699	699	0

MYC	Morgan Stanley ABS Capital 1-Month USD-LIBOR plus 1.700% due 12/27/2033	(1.390%	)	12/27/2033	109	0	5	5	0

RYL	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 1.860% due 01/25/2034	(1.730%	)	01/25/2034	926	0	223	223	0
	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 2.100% due 05/25/2033	(0.700%	)	05/25/2033	2,500	0	65	65	0

						$33	$ 1,224	$1,257	$0

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION (2)

Counterparty	Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 3.500% due 07/25/2033	6.250%	07/25/2033	$323	$0	$(172)	$0	$(172)

GST	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 0.640% due 09/25/2034	0.960%	09/25/2034	1,000	(340)	347	7	0
	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 1.860% due 01/25/2034	2.790%	01/25/2034	926	0	(216)	0	(216)
	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 2.100% due 05/25/2033	3.150%	05/25/2033	2,500	0	73	73	0
	Bear Stearns Asset-Backed Securities Trust 1-Month USD-LIBOR plus 0.800% due 08/25/2034	1.200%	08/25/2034	1,000	(330)	339	9	0
	Countrywide Asset-Backed Certificates 1-Month USD-LIBOR plus 0.650% due 06/25/2035	0.975%	06/25/2035	140	(42)	36	0	(6)
	Encore Credit Receivables Trust 1-Month USD-LIBOR plus 0.460% due 07/25/2035	0.690%	07/25/2035	745	(261)	117	0	(144)
	Park Place Securities, Inc. 1-Month USD-LIBOR plus 0.740% due 12/25/2034	1.110%	12/25/2034	1,000	(320)	328	8	0
	Residential Asset Mortgage Products Trust 1-Month USD-LIBOR plus 0.620% due 11/25/2034	0.620%	11/25/2034	384	(107)	97	0	(10)
	Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.950% due 04/25/2034	1.425%	04/25/2034	52	(21)	6	0	(15)
	Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 1.300% due 11/25/2034	1.950%	11/25/2034	0	0	0	0	0

MYC	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 2.250% due 07/25/2032	3.375%	07/25/2032	326	(39)	(107)	0	(146)

					$(1,460)	$ 848	$97	$(709)

56	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	MetLife, Inc.	1.000%	09/20/2015	0.185%	$ 3,000	$(202)	$239	$37	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
DUB	ABX.HE.AA.6-2 Index	0.170%	05/25/2046	$162	$(65)	$(27)	$0	$(92)

FBF	ABX.HE.AA.7-1 Index	0.150%	08/25/2037	3,039	(2,581)	567	0	(2,014)

MYC	CDX.IG-5 10-Year Index 10-15%	0.460%	12/20/2015	8,000	0	16	16	0

					$(2,646)	$556	$16	$(2,106)

Total Swap Agreements					$(4,275)	$2,867	$1,407	$(2,815)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(f)	Securities with an aggregate market value of $2,748 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$0	$0	$37	$37	$0	$0	$(172)	$(172)	$(135)	$322	$187
BRC	0	0	97	97	0	0	0	0	97	(200)	(103)
DUB	0	0	0	0	0	0	(92)	(92)	(92)	0	(92)
FBF	0	0	146	146	0	0	(2,014)	(2,014)	(1,868)	2,137	269
GST	0	0	119	119	0	0	(391)	(391)	(272)	0	(272)
JPM	0	0	699	699	0	0	0	0	699	(950)	(251)
MYC	0	0	21	21	0	0	(146)	(146)	(125)	249	124
RYL	0	0	288	288	0	0	0	0	288	(300)	(12)

Total Over the Counter	$0	$0	$1,407	$1,407	$0	$0	$(2,815)	$(2,815)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	57

Schedule of Investments PIMCO Asset-Backed Securities Portfolio (Cont.)

March 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$1,407	$0	$0	$0	$1,407

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$28	$28

Over the counter
Swap Agreements	$0	$2,815	$0	$0	$0	$2,815

	$0	$2,815	$0	$0	$28	$2,843

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$235	$235

Over the counter
Swap Agreements	$0	$618	$0	$0	$0	$618

	$0	$618	$0	$0	$235	$853

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(1,351)	$(1,351)

Over the counter
Swap Agreements	$0	$737	$0	$0	$0	$737

	$0	$737	$0	$0	$(1,351)	$(614)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$0	$1,177	$1,177
Industrials	0	9,445	1,530	10,975
Municipal Bonds & Notes
Texas	0	961	0	961
West Virginia	0	2,817	0	2,817
U.S. Government Agencies	0	76,411	0	76,411
U.S. Treasury Obligations	0	205,864	0	205,864
Mortgage-Backed Securities	0	502,602	713	503,315
Asset-Backed Securities	0	415,572	191	415,763
Sovereign Issues	0	2,643	0	2,643
Short-Term Instruments
Repurchase Agreements	0	544	0	544
	$0	$1,216,859	$3,611	$1,220,470

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$67,762	$0	$0	$67,762

Total Investments	$67,762	$1,216,859	$3,611	$1,288,232

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(17,055)	$0	$(17,055)

Financial Derivative Instruments - Assets
Over the counter	$0	$1,407	$0	$1,407

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(28)	0	(28)
Over the counter	0	(2,815)	0	(2,815)
	$0	$(2,843)	$0	$(2,843)

Totals	$67,762	$1,198,368	$3,611	$1,269,741

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

58	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Developing Local Markets Portfolio

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 54.8%

BRAZIL 31.0%

SOVEREIGN ISSUES 31.0%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017	BRL	62,453	$26,104

Total Brazil (Cost $31,315)			26,104

UNITED STATES 9.9%

ASSET-BACKED SECURITIES 1.7%
Asset-Backed Funding Certificates Trust
0.854% due 06/25/2034		$206	193
Bear Stearns Asset-Backed Securities Trust
1.154% due 10/25/2037		590	551
Citigroup Mortgage Loan Trust, Inc.
0.214% due 07/25/2045		46	36
Countrywide Asset-Backed Certificates
0.334% due 09/25/2036		45	43
Credit-Based Asset Servicing and Securitization LLC
0.214% due 11/25/2036		3	2
0.274% due 07/25/2037		178	113
First NLC Trust
0.224% due 08/25/2037		190	99
GE-WMC Mortgage Securities Trust
0.194% due 08/25/2036		4	2
GSAMP Trust
0.224% due 12/25/2036		10	5
HSI Asset Securitization Corp. Trust
0.204% due 10/25/2036		3	2
JPMorgan Mortgage Acquisition Trust
0.214% due 03/25/2047		29	28
0.234% due 08/25/2036		2	1
0.264% due 08/25/2036		265	139
Lehman ABS Mortgage Loan Trust
0.244% due 06/25/2037		53	30
Long Beach Mortgage Loan Trust
0.714% due 10/25/2034		62	56
Merrill Lynch Mortgage Investors Trust
0.234% due 09/25/2037		10	3
Morgan Stanley ABS Capital, Inc. Trust
0.214% due 05/25/2037		18	11
New Century Home Equity Loan Trust
0.334% due 05/25/2036		42	28
Popular ABS Mortgage Pass-Through Trust
0.244% due 06/25/2047 ^		31	29
Securitized Asset-Backed Receivables LLC Trust
0.214% due 12/25/2036 ^		38	13
0.234% due 11/25/2036 ^		18	8
Washington Mutual Asset-Backed Certificates Trust
0.214% due 10/25/2036		6	3

			1,395

MORTGAGE-BACKED SECURITIES 8.1%
Adjustable Rate Mortgage Trust
2.780% due 09/25/2035		176	160

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Home Mortgage Investment Trust
1.830% due 09/25/2045	$25	$24
Banc of America Funding Corp.
2.807% due 01/20/2047 ^	200	156
Banc of America Mortgage Trust
2.623% due 07/25/2034	61	62
Bear Stearns Adjustable Rate Mortgage Trust
2.625% due 04/25/2034	63	62
2.761% due 02/25/2034	143	141
2.976% due 05/25/2047 ^	70	59
Bear Stearns Alt-A Trust
0.314% due 02/25/2034	30	28
2.327% due 01/25/2036 ^	410	315
Bear Stearns Structured Products, Inc.
1.885% due 01/26/2036	1,058	855
2.874% due 12/26/2046	602	454
Chase Mortgage Finance Trust
2.549% due 03/25/2037	28	26
Citigroup Mortgage Loan Trust, Inc.
1.940% due 09/25/2035	97	98
2.605% due 08/25/2035	125	72
2.658% due 07/25/2046 ^	29	23
Credit Suisse First Boston Mortgage Securities Corp.
2.256% due 06/25/2033	244	242
First Horizon Mortgage Pass-Through Trust
2.613% due 08/25/2035	174	165
Greenpoint Mortgage Pass-Through Certificates
2.795% due 10/25/2033	175	176
GSR Mortgage Loan Trust
2.622% due 01/25/2036 ^	34	31
HarborView Mortgage Loan Trust
2.732% due 07/19/2035	299	264
4.897% due 08/19/2036 ^	6	5
IndyMac Mortgage Loan Trust
2.518% due 12/25/2034	128	120
Luminent Mortgage Trust
0.334% due 12/25/2036	28	21
Merrill Lynch Mortgage Investors Trust
0.364% due 02/25/2036	978	894
0.404% due 11/25/2035	125	118
1.154% due 10/25/2035	225	214
Merrill Lynch Mortgage-Backed Securities Trust
2.765% due 04/25/2037 ^	24	20
Provident Funding Mortgage Loan Trust
2.497% due 08/25/2033	101	103
Residential Funding Mortgage Securities, Inc. Trust
3.068% due 09/25/2035 ^	216	180
Sequoia Mortgage Trust
2.408% due 01/20/2047 ^	15	13
2.635% due 04/20/2035	130	129
Structured Adjustable Rate Mortgage Loan Trust
2.468% due 01/25/2035	217	203
2.508% due 08/25/2035	127	118
Structured Asset Mortgage Investments Trust
0.406% due 07/19/2035	919	899
WaMu Mortgage Pass-Through Certificates
2.051% due 12/25/2036 ^	17	15

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.081% due 04/25/2037		$18	$16
2.324% due 12/25/2036 ^		56	50
2.355% due 09/25/2036 ^		25	22
2.408% due 03/25/2034		131	132
2.449% due 06/25/2033		92	93
4.427% due 05/25/2037 ^		36	30
Wells Fargo Mortgage-Backed Securities Trust
2.612% due 07/25/2036 ^		37	36

			6,844

U.S. GOVERNMENT AGENCIES 0.1%
Freddie Mac
0.434% due 09/25/2031		123	115

Total United States (Cost $9,490)			8,354

SHORT-TERM INSTRUMENTS 13.9%

REPURCHASE AGREEMENTS (b) 0.2%
			203

MEXICO TREASURY BILLS 12.1%
3.508% due 08/07/2014	MXN	135,000	10,215

U.S. TREASURY BILLS 1.6%
0.074% due 04/17/2014 - 09/04/2014 (a)(d)		$1,302	1,302

Total Short-Term Instruments (Cost $11,567)			11,720

Total Investments in Securities (Cost $52,372)			46,178

		SHARES
INVESTMENTS IN AFFILIATES 45.4%

SHORT-TERM INSTRUMENTS 45.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 45.4%
PIMCO Short-Term Floating NAV Portfolio		3,819,270	38,212

Total Short-Term Instruments (Cost $38,212)			38,212

Total Investments in Affiliates (Cost $38,212)			38,212

Total Investments 100.2% (Cost $90,584)			$84,390

Financial Derivative Instruments (c) (0.8%) (Cost or Premiums, net $0)			(665)

Other Assets and Liabilities, net 0.6%			521

Net Assets 100.0%			$84,246

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	59

Schedule of Investments PIMCO Developing Local Markets Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$203	Fannie Mae 2.260% due 10/17/2022	$(209)	$203	$203

Total Repurchase Agreements						$(209)	$203	$203

(1)	Includes accrued interest.

As of March 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $643 at a weighted average interest rate of 0.120%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)		Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$203	$0	$0	$0	$203		$(209)		$(6)

Total Borrowings and Other Financing Transactions	$203	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2014	BRL	13,690	$	6,050	$16	$0
	04/2014	$	5,807	BRL	13,690	227	0
	04/2014		1,702	HKD	13,191	0	(1)
	05/2014	BRL	13,690	$	5,762	0	(220)
	05/2014	CHF	1,384		1,563	1	(4)

BPS	05/2014	$	29,853	MXN	398,148	546	0

BRC	04/2014	BRL	19,105	$	7,917	0	(503)
	04/2014	$	8,442	BRL	19,105	0	(22)
	04/2014		4,034	EUR	2,908	0	(28)

CBK	04/2014	BRL	8,710	$	3,607	0	(232)
	04/2014	$	3,785	BRL	8,710	59	(5)
	05/2014	BRL	3,870	$	1,645	0	(46)
	05/2014	MXN	225,000		17,099	0	(79)
	05/2014	$	9,803	MXN	130,680	174	0
	06/2014		1,880	CAD	2,086	4	0
	06/2014		17,046	MXN	225,000	77	0

FBF	04/2014	BRL	25,781	$	11,254	21	(129)
	04/2014	$	11,003	BRL	25,781	359	0
	05/2014	BRL	25,781	$	10,918	0	(347)

GLM	04/2014	JPY	1,756,397		17,050	32	0
	06/2014	$	1,710	GBP	1,022	1	(8)
	06/2014		11,444	MXN	152,742	180	0
	08/2014	MXN	132,943	$	9,925	0	(159)

JPM	04/2014	BRL	13,690		5,791	3	(246)
	04/2014	$	5,829	BRL	13,690	204	0
	05/2014	BRL	13,690	$	5,784	0	(198)
	05/2014	$	1,351	MXN	18,104	31	0

60	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
NAB	04/2014	$		17,196		JPY	1,756,397	$0	$(179)
	05/2014		JPY	1,756,397	$		17,198	178	0

RYL	04/2014		EUR	2,908			4,006	0	0
	05/2014	$		1,754		CHF	1,573	26	0
	05/2014			4,006		EUR	2,908	0	0

UAG	04/2014		BRL	16,360	$		6,759	0	(451)
	04/2014		HKD	13,191			1,699	0	(2)
	04/2014	$		7,133		BRL	16,360	91	(14)
	05/2014		BRL	4,753	$		1,988	0	(88)
	07/2014	$		1,700		HKD	13,191	2	0

Total Forward Foreign Currency Contracts								$2,232	$(2,961)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BRC	Pay	28-Day MXN-TIIE	8.780%	08/03/2016	MXN	2,550	$0	$20	$20	$0

CBK	Pay	28-Day MXN-TIIE	8.770%	08/03/2016		2,550	0	19	19	0

MYC	Pay	28-Day MXN-TIIE	9.920%	08/12/2015		4,000	0	25	25	0

							$0	$64	$64	$0

Total Swap Agreements							$0	$64	$64	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(d)	Securities with an aggregate market value of $823 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$244	$0	$0	$244	$(225)	$0	$0	$(225)	$19	$0	$19
BPS	545	0	0	545	0	0	0	0	545	(270)	275
BRC	0	0	20	20	(554)	0	0	(554)	(534)	531	(3)
CBK	314	0	19	333	(362)	0	0	(362)	(29)	0	(29)
FBF	380	0	0	380	(476)	0	0	(476)	(96)	0	(96)
GLM	213	0	0	213	(167)	0	0	(167)	46	32	78
JPM	239	0	0	239	(444)	0	0	(444)	(205)	0	(205)
MYC	0	0	25	25	0	0	0	0	25	0	25
NAB	178	0	0	178	(178)	0	0	(178)	0	0	0
RYL	26	0	0	26	0	0	0	0	26	0	26
UAG	93	0	0	93	(555)	0	0	(555)	(462)	260	(202)

Total Over the Counter	$2,232	$0	$64	$2,296	$(2,961)	$0	$0	$(2,961)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	61

Schedule of Investments PIMCO Developing Local Markets Portfolio (Cont.)

March 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,232	$0	$2,232
Swap Agreements	0	0	0	0	64	64

	$0	$0	$0	$2,232	$64	$2,296

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,961	$0	$2,961

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,171	$0	$4,171
Swap Agreements	0	0	0	0	37	37

	$0	$0	$0	$4,171	$37	$4,208

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,894)	$0	$(2,894)
Swap Agreements	0	0	0	0	(29)	(29)

	$0	$0	$0	$(2,894)	$(29)	$(2,923)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Brazil
Sovereign Issues	$0	$26,104	$0	$26,104
United States
Asset-Backed Securities	0	1,395	0	1,395
Mortgage-Backed Securities	0	6,844	0	6,844
U.S. Government Agencies	0	115	0	115
Short-Term Instruments
Repurchase Agreements	0	203	0	203
Mexico Treasury Bills	0	10,215	0	10,215
U.S. Treasury Bills	0	1,302	0	1,302
	$0	$46,178	$0	$46,178

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$38,212	$0	$0	$38,212

Total Investments	$38,212	$46,178	$0	$84,390

Financial Derivative Instruments - Assets
Over the counter	$0	$2,296	$0	$2,296

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(2,961)	$0	$(2,961)

Totals	$38,212	$45,513	$0	$83,725

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

62	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Portfolio

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 78.5%

BERMUDA 0.6%

CORPORATE BONDS & NOTES 0.6%
Qtel International Finance Ltd.
3.375% due 10/14/2016		$600	$631
7.875% due 06/10/2019		5,000	6,238

Total Bermuda (Cost $6,261)			6,869

BRAZIL 26.7%

CORPORATE BONDS & NOTES 12.1%
Banco do Brasil S.A.
3.875% due 10/10/2022		$200	187
4.500% due 01/20/2016	EUR	6,900	9,934
6.000% due 01/22/2020		$200	219
Banco Santander Brasil S.A.
4.250% due 01/14/2016		200	208
4.500% due 04/06/2015		200	207
4.625% due 02/13/2017		2,000	2,115
CSN Islands Corp.
6.875% due 09/21/2019		9,400	9,870
Itau Unibanco Holding S.A.
5.750% due 01/22/2021		1,000	1,045
Petrobras Global Finance BV
6.250% due 03/17/2024		5,000	5,164
Petrobras International Finance Co.
5.750% due 01/20/2020		15,149	15,894
5.875% due 03/01/2018		10,000	10,720
7.875% due 03/15/2019		64,710	74,149
Vale Overseas Ltd.
6.250% due 01/23/2017		260	292

			130,004

SOVEREIGN ISSUES 14.6%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		2,100	2,145
Brazil Government International Bond
10.500% due 07/14/2014		1,700	1,746
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	286,700	91,386
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		147,865	61,805

			157,082

Total Brazil (Cost $298,236)			287,086

CAYMAN ISLANDS 2.2%

CORPORATE BONDS & NOTES 2.2%
Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		$2,200	2,327
Hutchison Whampoa International Ltd.
5.750% due 09/11/2019		4,300	4,933
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		15,750	16,419

Total Cayman Islands (Cost $23,174)			23,679

CHILE 0.5%

CORPORATE BONDS & NOTES 0.5%
Banco Santander Chile
1.837% due 01/19/2016		$200	199
Corp. Nacional del Cobre de Chile
3.750% due 11/04/2020		4,750	4,830

Total Chile (Cost $4,759)			5,029

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHINA 0.1%

CORPORATE BONDS & NOTES 0.1%
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023	$1,000	$1,020

Total China (Cost $1,000)		1,020

COLOMBIA 0.8%

CORPORATE BONDS & NOTES 0.8%
Ecopetrol S.A.
7.625% due 07/23/2019	$7,000	8,426

Total Colombia (Cost $8,402)		8,426

HONG KONG 0.8%

CORPORATE BONDS & NOTES 0.8%
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020	$7,500	8,080

Total Hong Kong (Cost $7,786)		8,080

INDIA 0.6%

CORPORATE BONDS & NOTES 0.6%
Bank of India
4.750% due 09/30/2015	$925	962
State Bank of India
4.500% due 07/27/2015	5,400	5,594

Total India (Cost $6,389)		6,556

INDONESIA 11.6%

SOVEREIGN ISSUES 11.6%
Indonesia Government International Bond
5.875% due 03/13/2020	$8,500	9,329
6.875% due 03/09/2017	24,000	27,089
6.875% due 01/17/2018	11,000	12,554
7.250% due 04/20/2015	8,000	8,540
7.500% due 01/15/2016	49,620	55,078
10.375% due 05/04/2014	500	506
11.625% due 03/04/2019	8,500	11,592

Total Indonesia (Cost $123,620)		124,688

IRELAND 0.4%

CORPORATE BONDS & NOTES 0.4%
Russian Railways via RZD Capital PLC
5.739% due 04/03/2017	$4,300	4,494
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017	200	205

Total Ireland (Cost $4,588)		4,699

KAZAKHSTAN 1.0%

CORPORATE BONDS & NOTES 1.0%
KazMunayGas National Co. JSC
11.750% due 01/23/2015	$8,830	9,492
Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014	840	854

Total Kazakhstan (Cost $10,335)		10,346

LUXEMBOURG 0.9%

CORPORATE BONDS & NOTES 0.9%
Gazprom OAO Via Gaz Capital S.A.
6.212% due 11/22/2016	$1,400	1,491

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		$300	$309
7.750% due 05/29/2018		6,400	6,864
VTB Bank OJSC Via VTB Capital S.A.
6.875% due 05/29/2018		500	533

Total Luxembourg (Cost $9,198)			9,197

MEXICO 6.8%

CORPORATE BONDS & NOTES 1.7%
America Movil S.A.B. de C.V.
5.000% due 10/16/2019		$3,000	3,330
5.000% due 03/30/2020		5,000	5,505
BBVA Bancomer S.A.
6.500% due 03/10/2021		1,000	1,086
6.750% due 09/30/2022		2,000	2,195
Petroleos Mexicanos
8.000% due 05/03/2019		4,200	5,145
Telefonos de Mexico S.A.B. de C.V.
8.750% due 01/31/2016	MXN	10,000	821

			18,082

SOVEREIGN ISSUES 5.1%
Mexico Government International Bond
4.750% due 06/14/2018		127,000	9,659
5.000% due 06/15/2017		42,500	3,323
6.250% due 06/16/2016		97,200	7,809
6.500% due 06/10/2021		135,000	10,836
7.750% due 05/29/2031		250,000	20,931
8.500% due 12/13/2018		470	41
9.500% due 12/18/2014		1,155	92
10.000% due 12/05/2024		21,000	2,086

			54,777

Total Mexico (Cost $69,868)			72,859

NETHERLANDS 0.5%

CORPORATE BONDS & NOTES 0.5%
Kazakhstan Temir Zholy Finance BV
7.000% due 05/11/2016		$5,200	5,655

Total Netherlands (Cost $5,665)			5,655

PANAMA 0.2%

SOVEREIGN ISSUES 0.2%
Panama Government International Bond
7.250% due 03/15/2015		$2,475	2,627

Total Panama (Cost $2,619)			2,627

PERU 0.4%

SOVEREIGN ISSUES 0.4%
Peru Government International Bond
8.375% due 05/03/2016		$4,000	4,590

Total Peru (Cost $4,549)			4,590

POLAND 0.0%

SOVEREIGN ISSUES 0.0%
Poland Government International Bond
5.500% due 10/25/2019	PLN	96	34

Total Poland (Cost $29)			34

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	63

Schedule of Investments PIMCO Emerging Markets Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QATAR 0.3%

SOVEREIGN ISSUES 0.3%
Qatar Government International Bond
4.000% due 01/20/2015		$200	$206
6.550% due 04/09/2019		2,400	2,877

Total Qatar (Cost $2,906)			3,083

RUSSIA 1.0%

CORPORATE BONDS & NOTES 0.3%
ALROSA Finance S.A.
7.750% due 11/03/2020		$3,000	3,195

SOVEREIGN ISSUES 0.7%
Russia Government International Bond
7.500% due 03/31/2030		6,850	7,805
12.750% due 06/24/2028		100	164

			7,969

Total Russia (Cost $10,960)			11,164

SINGAPORE 1.0%

CORPORATE BONDS & NOTES 1.0%
Temasek Financial Ltd.
4.300% due 10/25/2019		$10,000	11,002

SOVEREIGN ISSUES 0.0%
Singapore Government Bond
2.500% due 06/01/2019	SGD	70	58

Total Singapore (Cost $10,002)			11,060

SOUTH KOREA 4.5%

CORPORATE BONDS & NOTES 3.3%
Export-Import Bank of Korea
4.000% due 01/29/2021		$14,000	14,793
5.125% due 06/29/2020		3,500	3,932
Industrial Bank of Korea
3.750% due 09/29/2016		380	405
Korea Development Bank
3.875% due 05/04/2017		3,000	3,214
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017		2,600	2,662
Korea Exchange Bank
4.875% due 01/14/2016		5,000	5,329
Korea Hydro & Nuclear Power Co. Ltd.
6.250% due 06/17/2014		2,590	2,621
Korea Western Power Co. Ltd.
3.125% due 05/10/2017		2,000	2,084

			35,040

SOVEREIGN ISSUES 1.2%
Korea Housing Finance Corp.
4.125% due 12/15/2015		12,100	12,791

Total South Korea (Cost $45,327)			47,831

UNITED ARAB EMIRATES 0.3%

CORPORATE BONDS & NOTES 0.3%
Dolphin Energy Ltd.
5.888% due 06/15/2019		$3,323	3,717

Total United Arab Emirates (Cost $3,505)			3,717

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 3.5%

ASSET-BACKED SECURITIES 0.1%
GSAA Home Equity Trust
0.454% due 03/25/2037		$450	$275
Morgan Stanley Mortgage Loan Trust
0.514% due 04/25/2037		405	229

			504

CORPORATE BONDS & NOTES 2.9%
American International Group, Inc.
6.765% due 11/15/2017	GBP	364	697
Bank of America Corp.
6.875% due 04/25/2018		$2,400	2,834
Bank of America N.A.
0.513% due 06/15/2016		900	893
Gerdau Holdings, Inc.
7.000% due 01/20/2020		15,100	16,836
Pemex Project Funding Master Trust
5.750% due 03/01/2018		7,500	8,353
Wachovia Corp.
5.750% due 02/01/2018		900	1,032

			30,645

MORTGAGE-BACKED SECURITIES 0.5%
Banc of America Mortgage Trust
2.704% due 02/25/2036 ^		43	37
Bear Stearns Adjustable Rate Mortgage Trust
2.560% due 03/25/2035		2,217	2,254
Chase Mortgage Finance Trust
2.549% due 03/25/2037		85	79
Citigroup Mortgage Loan Trust, Inc.
2.658% due 07/25/2046 ^		58	47
2.674% due 03/25/2034		17	17
Countrywide Home Loan Mortgage Pass-Through Trust
2.672% due 09/25/2047 ^		37	31
5.050% due 10/20/2035		253	213
HarborView Mortgage Loan Trust
4.897% due 08/19/2036 ^		22	20
Luminent Mortgage Trust
0.334% due 12/25/2036		56	41
MASTR Adjustable Rate Mortgages Trust
0.394% due 05/25/2037		238	161
Merrill Lynch Alternative Note Asset Trust
0.454% due 03/25/2037		431	188
2.827% due 06/25/2037 ^		324	216
Merrill Lynch Mortgage-Backed Securities Trust
2.765% due 04/25/2037 ^		79	66
Morgan Stanley Capital Trust
5.692% due 04/15/2049		1,000	1,107
Morgan Stanley Mortgage Loan Trust
2.185% due 06/25/2036		24	23
Sequoia Mortgage Trust
2.408% due 01/20/2047 ^		37	32
WaMu Mortgage Pass-Through Certificates
1.862% due 01/25/2037 ^		71	62
2.051% due 12/25/2036 ^		43	37
2.081% due 04/25/2037		46	39
2.324% due 12/25/2036 ^		167	149
2.355% due 09/25/2036 ^		82	74
4.427% due 05/25/2037 ^		107	89

			4,982

Total United States (Cost $33,473)			36,131

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGIN ISLANDS (BRITISH) 3.4%

CORPORATE BONDS & NOTES 3.4%
CNPC General Capital Ltd.
1.450% due 04/16/2016		$1,500	$1,501
3.400% due 04/16/2023		500	466
Gerdau Trade, Inc.
5.750% due 01/30/2021		6,700	6,901
GTL Trade Finance, Inc.
7.250% due 10/20/2017		5,000	5,669
Rosneft Finance S.A.
6.625% due 03/20/2017		11,710	12,603
7.500% due 07/18/2016		2,900	3,154
7.875% due 03/13/2018		5,000	5,612

Total Virgin Islands (British) (Cost $34,096)			35,906

SHORT-TERM INSTRUMENTS 10.4%

CERTIFICATES OF DEPOSIT 3.7%
Itau Unibanco Holding S.A.
0.000% due 10/31/2014		$40,000	39,738

REPURCHASE AGREEMENTS (b) 0.2%
			2,076

MEXICO TREASURY BILLS 5.6%
3.528% due 04/03/2014 - 08/21/2014 (a)	MXN	795,131	60,328

U.S. TREASURY BILLS 0.9%
0.082% due 04/17/2014 - 03/05/2015 (a)(d)(f)		$9,117	9,113

Total Short-Term Instruments (Cost $110,568)			111,255

Total Investments in Securities (Cost $837,315)			841,587

		SHARES
INVESTMENTS IN AFFILIATES 22.3%

SHORT-TERM INSTRUMENTS 22.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 22.3%
PIMCO Short-Term Floating NAV Portfolio		23,919,323	239,313

Total Short-Term Instruments (Cost $239,312)			239,313

Total Investments in Affiliates (Cost $239,312)			239,313

Total Investments 100.8% (Cost $1,076,627)			$1,080,900

Financial Derivative Instruments (c)(e) 0.0% (Cost or Premiums, net $10,541)			436

Other Assets and Liabilities, net (0.8%)			(8,497)

Net Assets 100.0%			$1,072,839

64	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$2,076	Fannie Mae 2.260% due 10/17/2022	$(2,118)	$2,076	$2,076

Total Repurchase Agreements						$(2,118)	$2,076	$2,076

(1)	Includes accrued interest.

As of March 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $1,812 at a weighted average interest rate of (0.928%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)		Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$2,076	$0	$0	$0	$2,076		$(2,118)		$(42)

Total Borrowings and Other Financing Transactions	$2,076	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2014	23	$(11)	$3	$0

Total Futures Contracts				$(11)	$3	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.EM-21 5-Year Index	5.000%	06/20/2019	$38,000	$3,630	$409	$76	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	65

Schedule of Investments PIMCO Emerging Markets Portfolio (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.500%	06/19/2020	$ 38,000	$1,388	$1,401	$11	$0
Receive	3-Month USD-LIBOR	2.000%	06/19/2023	24,700	1,423	1,021	26	0
Pay	28-Day MXN-TIIE	5.700%	01/18/2019	MXN 675,000	685	719	0	(63)

					$3,496	$3,141	$37	$(63)

Total Swap Agreements					$7,126	$3,550	$113	$(63)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(d)	Securities with an aggregate market value of $2,585 and cash of $6,226 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$3	$113	$116	$0	$0	$(63)	$(63)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2014	BRL	96,661	$	42,713	$113	$0
	04/2014	$	40,997	BRL	96,661	1,604	0
	04/2014		1,118	HKD	8,666	0	(1)
	05/2014	BRL	96,661	$	40,682	0	(1,555)
	01/2017		6,766		2,136	0	(155)

BPS	04/2014	MXN	45,141		3,421	0	(35)
	05/2014		48,752		3,668	0	(52)
	05/2014	$	20,416	MXN	271,909	343	0
	06/2014	MXN	53,103	$	4,025	0	(16)
	08/2014		221,155		16,459	0	(298)

BRC	04/2014	BRL	49,517		20,387	0	(1,437)
	04/2014	$	21,881	BRL	49,517	0	(58)
	04/2014		11,445	MYR	37,590	80	0
	07/2014	MYR	2,114	$	638	0	(8)

CBK	04/2014	BRL	73,446		30,416	0	(1,953)
	04/2014	$	31,633	BRL	73,446	757	(20)
	05/2014	BRL	47,731	$	20,284	0	(572)
	05/2014	MXN	24,943		1,879	0	(26)
	05/2014	$	15,265	MXN	203,507	272	0
	06/2014	MXN	22,414	$	1,689	0	(19)

DUB	04/2014	PEN	4,189		1,492	1	0
	04/2014	$	1,480	PEN	4,189	10	0
	05/2014	MXN	43,884	$	3,283	1	(68)
	05/2014	$	4,000	MXN	52,712	24	0

FBF	04/2014	BRL	99,081	$	42,991	64	(741)
	04/2014	$	42,243	BRL	99,081	1,425	0
	05/2014	BRL	87,362	$	36,984	0	(1,189)

GLM	04/2014	MXN	34,642		2,655	2	0
	06/2014	GBP	812		1,361	8	0
	06/2014	MXN	16,769		1,272	1	(6)
	07/2014		44,372		3,322	0	(49)
	08/2014		76,230		5,650	0	(127)

HUS	04/2014	$	1	MXN	19	0	0
	05/2014	MXN	11,938	$	895	0	(17)

JPM	04/2014	BRL	122,666		51,178	0	(2,884)

66	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2014	$	52,685	BRL	122,666	$1,406	$(30)
	04/2014		255	PLN	786	4	0
	05/2014	BRL	96,579	$	40,840	0	(1,360)
	05/2014	MXN	60,826		4,556	0	(87)
	05/2014	$	12,255	MXN	164,164	279	0
	06/2014	MXN	24,095	$	1,835	0	0

MSC	04/2014	BRL	2,358		1,042	3	0
	04/2014	PEN	4,240		1,503	0	(5)
	04/2014	$	1,000	BRL	2,358	39	0
	04/2014		1,510	PEN	4,240	0	(1)
	05/2014	MXN	63,324	$	4,750	0	(85)
	06/2014		61,352		4,617	0	(51)
	08/2014		84,104		6,238	0	(134)
	01/2017	$	2,134	BRL	6,766	156	0

RBC	05/2014	MXN	12,000	$	900	0	(16)

SCX	04/2014	$	11,761	MYR	39,000	197	0
	07/2014		1,008		3,350	15	0

UAG	04/2014	BRL	88,442	$	36,500	0	(2,478)
	04/2014	HKD	8,666		1,116	0	(1)
	04/2014	MYR	76,590		23,537	54	0
	04/2014	$	38,526	BRL	88,441	523	(71)
	05/2014	BRL	27,361	$	11,447	0	(509)
	07/2014	$	1,117	HKD	8,666	1	0

Total Forward Foreign Currency Contracts						$7,382	$(16,114)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	12/20/2018	1.558%	$ 60,000	$(2,032)	$543	$0	$(1,489)
	Brazil Government International Bond	1.000%	03/20/2019	1.627%	10,000	(368)	75	0	(293)
	China Government International Bond	1.000%	12/20/2018	0.821%	25,000	422	(209)	213	0
	China Government International Bond	1.000%	03/20/2019	0.868%	35,000	163	70	233	0
	Colombia Government International Bond	1.000%	03/20/2016	0.484%	100	0	1	1	0
	Colombia Government International Bond	1.000%	06/20/2019	1.084%	20,000	(49)	(28)	0	(77)
	Mexico Government International Bond	1.000%	12/20/2018	0.787%	5,000	(10)	60	50	0
	Russia Government International Bond	1.000%	03/20/2016	1.510%	10,000	0	(96)	0	(96)

BPS	Pemex Project Funding Master Trust	1.000%	03/20/2019	1.173%	5,000	(97)	57	0	(40)
	Venezuela Government International Bond	5.000%	03/20/2015	11.417%	1,000	(11)	(47)	0	(58)

BRC	Brazil Government International Bond	1.000%	12/20/2015	0.607%	7,500	2	50	52	0
	Brazil Government International Bond	1.000%	06/20/2021	2.016%	20,000	(967)	(329)	0	(1,296)
	China Government International Bond	1.000%	12/20/2018	0.821%	10,000	108	(23)	85	0
	China Government International Bond	1.000%	03/20/2019	0.868%	25,000	65	101	166	0
	Indonesia Government International Bond	2.320%	12/20/2016	0.833%	2,600	0	107	107	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%	35,000	(68)	422	354	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%	15,000	(73)	196	123	0
	Pemex Project Funding Master Trust	1.000%	03/20/2019	1.173%	5,000	(127)	88	0	(39)
	Russia Government International Bond	1.000%	12/20/2015	1.457%	25,000	48	(235)	0	(187)
	Russia Government International Bond	1.000%	03/20/2016	1.510%	10,000	(101)	5	0	(96)
	Russia Government International Bond	1.000%	03/20/2019	2.107%	25,000	(1,534)	267	0	(1,267)

CBK	Brazil Government International Bond	1.000%	03/20/2019	1.627%	10,000	(362)	70	0	(292)
	Brazil Government International Bond	1.000%	06/20/2021	2.016%	10,000	(456)	(192)	0	(648)
	China Government International Bond	1.000%	12/20/2016	0.431%	6,000	(248)	343	95	0
	China Government International Bond	1.000%	12/20/2018	0.821%	15,000	239	(112)	127	0
	China Government International Bond	1.000%	09/20/2021	1.257%	5,000	(121)	36	0	(85)
	Colombia Government International Bond	1.000%	03/20/2019	1.040%	10,000	(96)	81	0	(15)
	Gazprom OAO Via Gaz Capital S.A.	1.000%	12/20/2015	2.114%	20,000	(140)	(233)	0	(373)
	Mexico Government International Bond	1.000%	03/20/2018	0.631%	17,000	(25)	276	251	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%	5,000	17	33	50	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%	10,000	44	38	82	0
	Rosneft Oil Co. via Rosneft International Finance Ltd.	1.000%	09/20/2014	1.668%	1,000	0	(3)	0	(3)
	Sberbank of Russia	1.000%	09/20/2014	1.576%	1,000	0	(2)	0	(2)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	67

Schedule of Investments PIMCO Emerging Markets Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Brazil Government International Bond	1.000%	03/20/2016	0.676%	$ 100	$0	$1	$1	$0
	Brazil Government International Bond	1.000%	12/20/2018	1.558%	15,000	(332)	(41)	0	(373)
	China Government International Bond	1.000%	12/20/2018	0.821%	10,000	68	17	85	0
	China Government International Bond	1.000%	09/20/2021	1.257%	4,000	(201)	134	0	(67)
	Colombia Government International Bond	1.000%	03/20/2016	0.484%	300	2	1	3	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%	40,000	4	400	404	0

FBF	Gazprom OAO Via Gaz Capital S.A.	1.580%	06/20/2016	2.204%	5,000	0	(45)	0	(45)

GST	Brazil Government International Bond	1.000%	03/20/2016	0.676%	100	0	1	1	0
	Brazil Government International Bond	1.000%	03/20/2017	1.034%	20,000	(263)	249	0	(14)
	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2015	1.845%	42,500	(2,276)	1,942	0	(334)
	Mexico Government International Bond	1.000%	09/20/2015	0.278%	5,000	37	19	56	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%	39,500	68	331	399	0
	Russia Government International Bond	1.000%	12/20/2014	1.049%	6,500	31	(31)	0	0

HUS	Brazil Government International Bond	1.000%	03/20/2019	1.627%	5,000	(192)	46	0	(146)
	Colombia Government International Bond	1.000%	03/20/2016	0.484%	100	1	1	2	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%	30,000	(73)	376	303	0

JPM	Brazil Government International Bond	1.000%	12/20/2018	1.558%	10,000	(226)	(22)	0	(248)
	Brazil Government International Bond	1.000%	03/20/2019	1.627%	5,000	(209)	63	0	(146)
	China Government International Bond	1.000%	12/20/2018	0.821%	20,000	241	(70)	171	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%	10,000	(32)	133	101	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%	20,000	126	38	164	0
	Panama Government International Bond	1.000%	12/20/2018	0.866%	5,000	(36)	69	33	0

MYC	Brazil Government International Bond	1.000%	09/20/2015	0.514%	1,500	(9)	20	11	0
	Brazil Government International Bond	1.000%	03/20/2019	1.627%	5,000	(209)	63	0	(146)
	Colombia Government International Bond	1.000%	06/20/2019	1.084%	15,000	(59)	1	0	(58)
	Gazprom OAO Via Gaz Capital S.A.	1.390%	05/20/2016	2.192%	1,700	0	(20)	0	(20)
	Mexico Government International Bond	1.000%	03/20/2024	1.361%	11,000	(342)	8	0	(334)

						$(9,658)	$5,094	$3,723	$(8,287)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

		Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
Counterparty	Index/Tranches						Asset	Liability
BOA	CDX.EM-20 5-Year Index	5.000%	12/20/2018	$28,575	$2,789	$(236)	$2,553	$0

BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	1,200	149	(119)	30	0
	CDX.EM-15 5-Year Index	5.000%	06/20/2016	5,000	172	38	210	0

DUB	CDX.EM-13 5-Year Index	5.000%	06/20/2015	25,000	3,150	(2,520)	630	0

FBF	CDX.EM-13 5-Year Index	5.000%	06/20/2015	12,700	1,581	(1,261)	320	0

GST	CDX.EM-13 5-Year Index	5.000%	06/20/2015	1,300	162	(130)	32	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	66,500	8,362	(6,687)	1,675	0

					$ 16,365	$(10,915)	$5,450	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

68	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.940%	01/02/2017	BRL	4,000	$2	$(117)	$0	$(115)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	280,000	41	426	467	0
	Pay	28-Day MXN-TIIE	5.520%	09/07/2018		115,000	120	(30)	90	0
	Pay	28-Day MXN-TIIE	5.660%	01/03/2019		150,000	(1)	139	138	0
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019		600,000	620	(49)	571	0

BPS	Pay	28-Day MXN-TIIE	5.240%	10/05/2018		125,000	(44)	20	0	(24)

BRC	Pay	28-Day MXN-TIIE	8.780%	08/03/2016		5,700	0	44	44	0
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		200,000	(45)	457	412	0
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019		600,000	(16)	586	570	0
	Pay	28-Day MXN-TIIE	5.000%	09/06/2019		130,000	(113)	(205)	0	(318)
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021		225,000	286	227	513	0
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022		217,000	181	(887)	0	(706)
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		750,000	842	252	1,094	0
	Pay	28-Day MXN-TIIE	7.755%	02/02/2034		107,000	63	88	151	0

CBK	Pay	28-Day MXN-TIIE	8.770%	08/03/2016		5,700	0	44	44	0
	Pay	28-Day MXN-TIIE	8.720%	09/05/2016		3,000	7	16	23	0
	Pay	28-Day MXN-TIIE	8.900%	09/22/2016		52,250	0	433	433	0

DUB	Pay	28-Day MXN-TIIE	5.520%	09/07/2018		100,000	97	(19)	78	0
	Pay	28-Day MXN-TIIE	5.240%	10/05/2018		195,000	162	(201)	0	(39)
	Pay	28-Day MXN-TIIE	5.000%	02/24/2020		250,000	17	(832)	0	(815)

FBF	Pay	1-Year BRL-CDI	11.470%	01/02/2017	BRL	14,300	(18)	(38)	0	(56)

GLM	Pay	1-Year BRL-CDI	11.320%	01/04/2016		21,000	26	(48)	0	(22)
	Pay	28-Day MXN-TIIE	8.865%	09/12/2016	MXN	45,000	0	358	358	0
	Pay	28-Day MXN-TIIE	5.750%	06/11/2018		95,000	(56)	223	167	0
	Pay	28-Day MXN-TIIE	5.240%	10/05/2018		150,000	97	(127)	0	(30)
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019		250,000	51	187	238	0
	Pay	28-Day MXN-TIIE	6.240%	02/01/2021		225,000	140	28	168	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		870,000	948	323	1,271	0
	Pay	28-Day MXN-TIIE	7.755%	02/02/2034		100,000	105	35	140	0

HUS	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		475,000	85	895	980	0
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019		60,000	53	4	57	0
	Pay	28-Day MXN-TIIE	5.000%	02/24/2020		74,000	22	(263)	0	(241)

JPM	Pay	28-Day MXN-TIIE	8.850%	09/21/2016		80,000	0	655	655	0
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019		137,000	90	40	130	0
	Pay	28-Day MXN-TIIE	6.240%	02/01/2021		679,000	124	383	507	0

MYC	Pay	28-Day MXN-TIIE	9.920%	08/12/2015		38,000	0	234	234	0
	Pay	28-Day MXN-TIIE	4.120%	10/26/2015		250,000	6	(2)	4	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		650,000	50	1,034	1,084	0
	Pay	28-Day MXN-TIIE	5.520%	09/07/2018		41,700	22	11	33	0
	Pay	28-Day MXN-TIIE	5.530%	09/11/2018		175,000	176	(20)	156	0
	Pay	28-Day MXN-TIIE	5.250%	09/06/2019		165,000	(71)	(179)	0	(250)
	Pay	28-Day MXN-TIIE	6.750%	06/05/2023		180,000	(240)	506	266	0

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	8,000	5	(236)	0	(231)

							$3,834	$4,395	$11,076	$(2,847)

Total Swap Agreements							$10,541	$(1,426)	$20,249	$(11,134)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(f)	Securities with an aggregate market value of $6,297 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$1,717	$0	$4,316	$6,033	$(1,711)	$0	$(2,070)	$(3,781)	$2,252	$(2,290)	$(38)
BPS	343	0	0	343	(401)	0	(122)	(523)	(180)	126	(54)
BRC	80	0	3,911	3,991	(1,503)	0	(3,909)	(5,412)	(1,421)	170	(1,251)
CBK	1,029	0	1,105	2,134	(2,590)	0	(1,418)	(4,008)	(1,874)	1,810	(64)
DUB	36	0	1,201	1,237	(68)	0	(1,294)	(1,362)	(125)	40	(85)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	69

Schedule of Investments PIMCO Emerging Markets Portfolio (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
FBF	$1,489	$0	$320	$1,809	$(1,930)	$0	$(101)	$(2,031)	$(222)	$320	$98
GLM	11	0	2,342	2,353	(182)	0	(52)	(234)	2,119	(2,180)	(61)
GST	0	0	488	488	0	0	(348)	(348)	140	0	140
HUS	0	0	3,017	3,017	(17)	0	(387)	(404)	2,613	(2,370)	243
JPM	1,689	0	1,761	3,450	(4,361)	0	(394)	(4,755)	(1,305)	1,330	25
MSC	198	0	0	198	(276)	0	0	(276)	(78)	(828)	(906)
MYC	0	0	1,788	1,788	0	0	(808)	(808)	980	(3,500)	(2,520)
RBC	0	0	0	0	(16)	0	0	(16)	(16)	0	(16)
SCX	212	0	0	212	0	0	0	0	212	0	212
UAG	578	0	0	578	(3,059)	0	(231)	(3,290)	(2,712)	2,501	(211)

Total Over the Counter	$7,382	$0	$20,249	$27,631	$(16,114)	$0	$(11,134)	$(27,248)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3
Swap Agreements	0	76	0	0	37	113

	$0	$76	$0	$0	$40	$116

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,382	$0	$7,382
Swap Agreements	0	9,173	0	0	11,076	20,249

	$0	$9,173	$0	$7,382	$11,076	$27,631

	$0	$9,249	$0	$7,382	$11,116	$27,747

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$63	$63

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,114	$0	$16,114
Swap Agreements	0	8,287	0	0	2,847	11,134

	$0	$8,287	$0	$16,114	$2,847	$27,248

	$0	$8,287	$0	$16,114	$2,910	$27,311

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$70	$70
Swap Agreements	0	40	0	0	(306)	(266)

	$0	$40	$0	$0	$(236)	$(196)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$26,118	$0	$26,118
Swap Agreements	0	14,233	0	0	(10,933)	3,300

	$0	$14,233	$0	$26,118	$(10,933)	$29,418

	$0	$14,273	$0	$26,118	$(11,169)	$29,222

70	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(11)	$(11)
Swap Agreements	0	410	0	0	3,279	3,689

	$0	$410	$0	$0	$3,268	$3,678

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,861)	$0	$(3,861)
Swap Agreements	0	(2,274)	0	0	(1,359)	(3,633)

	$0	$(2,274)	$0	$(3,861)	$(1,359)	$(7,494)

	$0	$(1,864)	$0	$(3,861)	$1,909	$(3,816)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bermuda
Corporate Bonds & Notes	$0	$6,869	$0	$6,869
Brazil
Corporate Bonds & Notes	0	130,004	0	130,004
Sovereign Issues	0	157,082	0	157,082
Cayman Islands
Corporate Bonds & Notes	0	23,679	0	23,679
Chile
Corporate Bonds & Notes	0	5,029	0	5,029
China
Corporate Bonds & Notes	0	1,020	0	1,020
Colombia
Corporate Bonds & Notes	0	8,426	0	8,426
Hong Kong
Corporate Bonds & Notes	0	8,080	0	8,080
India
Corporate Bonds & Notes	0	6,556	0	6,556
Indonesia
Sovereign Issues	0	124,688	0	124,688
Ireland
Corporate Bonds & Notes	0	4,699	0	4,699
Kazakhstan
Corporate Bonds & Notes	0	10,346	0	10,346
Luxembourg
Corporate Bonds & Notes	0	9,197	0	9,197
Mexico
Corporate Bonds & Notes	0	18,082	0	18,082
Sovereign Issues	0	54,777	0	54,777
Netherlands
Corporate Bonds & Notes	0	5,655	0	5,655
Panama
Sovereign Issues	0	2,627	0	2,627
Peru
Sovereign Issues	0	4,590	0	4,590
Poland
Sovereign Issues	0	34	0	34
Qatar
Sovereign Issues	0	3,083	0	3,083
Russia
Corporate Bonds & Notes	0	3,195	0	3,195
Sovereign Issues	0	7,969	0	7,969

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Singapore
Corporate Bonds & Notes	$0	$11,002	$0	$11,002
Sovereign Issues	0	58	0	58
South Korea
Corporate Bonds & Notes	0	35,040	0	35,040
Sovereign Issues	0	12,791	0	12,791
United Arab Emirates
Corporate Bonds & Notes	0	3,717	0	3,717
United States
Asset-Backed Securities	0	504	0	504
Corporate Bonds & Notes	0	30,645	0	30,645
Mortgage-Backed Securities	0	4,982	0	4,982
Virgin Islands (British)
Corporate Bonds & Notes	0	35,906	0	35,906
Short-Term Instruments
Certificates of Deposit	0	39,738	0	39,738
Repurchase Agreements	0	2,076	0	2,076
Mexico Treasury Bills	0	60,328	0	60,328
U.S. Treasury Bills	0	9,113	0	9,113
	$0	$841,587	$0	$841,587

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$239,313	$0	$0	$239,313

Total Investments	$239,313	$841,587	$0	$1,080,900

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3	113	0	116
Over the counter	0	27,631	0	27,631
	$3	$27,744	$0	$27,747

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(63)	0	(63)
Over the counter	0	(27,248)	0	(27,248)
	$0	$(27,311)	$0	$(27,311)

Totals	$239,316	$842,020	$0	$1,081,336

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	71

Schedule of Investments PIMCO FX Strategy Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 18.8%

U.S. TREASURY OBLIGATIONS 11.4%
U.S. Treasury Notes
0.125% due 07/31/2014	$300	$300
0.500% due 10/15/2014	1,100	1,103

Total U.S. Treasury Obligations (Cost $1,402)		1,403

SHORT-TERM INSTRUMENTS 7.4%

REPURCHASE AGREEMENTS (a) 1.7%
		205

SHORT-TERM NOTES 3.3%
Freddie Mac
0.100% due 07/01/2014	400	400

U.S. TREASURY BILLS 2.4%
0.061% due 04/17/2014	300	300

Total Short-Term Instruments (Cost $905)		905

Total Investments in Securities (Cost $2,307)		2,308

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 81.4%

SHORT-TERM INSTRUMENTS 81.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 81.4%
PIMCO Short-Term Floating NAV Portfolio	998,193	$9,987

Total Short-Term Instruments (Cost $9,987)		9,987

Total Investments in Affiliates (Cost $9,987)		9,987

Total Investments 100.2% (Cost $12,294)		$12,295

Financial Derivative Instruments (b) 2.5% (Cost or Premiums, net $10)		307

Other Assets and Liabilities, net (2.7%)		(328)

Net Assets 100.0%		$12,274

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$205	Fannie Mae 2.260% due 10/17/2022	$(209)	$205	$205

Total Repurchase Agreements						$(209)	$205	$205

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$205	$0	$0	$0	$205	$(209)	$(4)

Total Borrowings and Other Financing Transactions	$205	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

72	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2014	$	900	CAD	1,002	$6	$0
	04/2014		633	NZD	750	17	0

BPS	04/2014	EUR	2,100	$	2,901	10	(2)
	04/2014	GBP	600		997	0	(3)
	04/2014	JPY	65,918		650	11	0
	04/2014	$	631	AUD	700	17	0
	04/2014		500	MXN	6,645	8	0
	04/2014		800	NOK	4,839	7	0
	04/2014		639	NZD	750	11	0

BRC	04/2014	EUR	700	$	965	1	0
	04/2014	GBP	1,200		2,004	4	0

CBK	04/2014	EUR	700		970	6	0
	04/2014	$	635	AUD	700	14	0
	04/2014		300	CAD	335	3	0

DUB	04/2014	GBP	1,200	$	2,000	2	(3)
	04/2014	$	800	NOK	4,780	0	(2)

FBF	04/2014	EUR	700	$	963	0	(2)
	04/2014	GBP	600		989	0	(12)
	04/2014	$	635	AUD	700	14	0
	04/2014		647	NZD	750	2	0

GLM	04/2014	GBP	600	$	1,002	1	0
	04/2014	JPY	67,227		650	0	(1)
	04/2014	$	1,930	AUD	2,100	14	0
	04/2014		500	BRL	1,169	15	0
	04/2014		900	CAD	1,002	6	0
	04/2014		1,500	MXN	19,785	14	0
	04/2014		2,400	NOK	14,436	10	0
	04/2014		1,928	NZD	2,250	22	0

HUS	04/2014	JPY	133,236	$	1,300	9	0
	04/2014	$	1,127	AUD	1,250	32	0
	04/2014		500	BRL	1,174	15	0
	04/2014		500	MXN	6,563	2	0
	04/2014		459	NZD	550	18	0

JPM	04/2014	JPY	65,918	$	650	11	0
	04/2014	$	2,000	BRL	4,674	51	0

MSC	04/2014		631	AUD	700	17	0
	04/2014		1,000	BRL	2,330	22	0
	04/2014		1,500	MXN	19,868	20	0

RBC	04/2014	JPY	66,597	$	650	5	0

RYL	04/2014		200,463		1,950	9	(1)
	04/2014	$	641	NZD	750	9	0

SOG	04/2014	EUR	1,400	$	1,943	15	0
	04/2014	$	489	AUD	550	21	0
	04/2014		1,600	NOK	9,572	0	(2)
	04/2014		1,092	NZD	1,300	36	0

UAG	04/2014	GBP	600	$	989	0	(11)
	04/2014	JPY	66,597		650	5	0
	04/2014	$	300	CAD	334	2	0
	04/2014		800	NOK	4,791	0	(1)

Total Forward Foreign Currency Contracts						$514	$(40)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC USD versus CAD	CAD	1.120	04/02/2014	$	600	$2	$0
	Call - OTC USD versus CAD		1.136	04/15/2014		600	2	0
	Call - OTC USD versus CAD		1.133	04/23/2014		600	2	1

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	73

Schedule of Investments PIMCO FX Strategy Portfolio (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BPS	Call - OTC EUR versus USD	$	1.393	04/01/2014	EUR	1,400	$5	$0
	Call - OTC GBP versus USD		1.680	04/24/2014	GBP	1,200	4	5
	Put - OTC NZD versus USD		0.838	04/21/2014	NZD	1,500	5	1
	Put - OTC USD versus JPY	JPY	99.660	04/11/2014	$	1,300	5	0
	Call - OTC USD versus NOK	NOK	6.151	04/23/2014		1,600	6	2

BRC	Call - OTC EUR versus USD	$	1.394	04/22/2014	EUR	1,400	5	4
	Call - OTC GBP versus USD		1.691	04/03/2014	GBP	1,200	5	0
	Call - OTC GBP versus USD		1.689	04/10/2014		1,200	5	1

FBF	Put - OTC AUD versus USD		0.890	04/14/2014	AUD	1,400	5	0
	Call - OTC GBP versus USD		1.667	04/17/2014	GBP	1,200	5	10
	Put - OTC NZD versus USD		0.849	04/28/2014	NZD	1,500	5	5

GLM	Put - OTC AUD versus USD		0.895	04/21/2014	AUD	1,400	5	1
	Put - OTC AUD versus USD		0.908	04/28/2014		1,400	5	5
	Call - OTC USD versus BRL	BRL	2.393	04/03/2014	$	1,000	5	0
	Call - OTC USD versus MXN	MXN	13.442	04/03/2014		1,000	4	0
	Call - OTC USD versus NOK	NOK	6.108	04/02/2014		1,600	6	0

HUS	Call - OTC USD versus BRL	BRL	2.407	04/16/2014		1,000	5	0
	Call - OTC USD versus MXN	MXN	13.360	04/24/2014		1,000	4	3

MSX	Put - OTC AUD versus USD	$	0.886	04/07/2014	AUD	1,400	5	0
	Call - OTC USD versus BRL	BRL	2.435	04/10/2014	$	1,000	5	0
	Call - OTC USD versus BRL		2.334	04/24/2014		1,000	5	4
	Call - OTC USD versus MXN	MXN	13.506	04/10/2014		1,000	4	0
	Call - OTC USD versus MXN		13.537	04/16/2014		1,000	4	1

RBC	Put - OTC USD versus JPY	JPY	100.890	04/17/2014		1,300	5	2

RYL	Put - OTC NZD versus USD	$	0.840	04/14/2014	NZD	1,500	5	0
	Put - OTC USD versus JPY	JPY	101.770	04/04/2014	$	1,300	6	1
	Put - OTC USD versus JPY		101.070	04/25/2014		1,300	4	3

SOG	Call - OTC EUR versus USD	$	1.402	04/08/2014	EUR	1,400	5	1
	Call - OTC EUR versus USD		1.407	04/15/2014		1,400	5	1
	Put - OTC NZD versus USD		0.830	04/07/2014	NZD	1,500	5	0
	Call - OTC USD versus NOK	NOK	6.074	04/09/2014	$	1,600	6	3
	Call - OTC USD versus NOK		6.090	04/16/2014		1,600	6	4

UAG	Call - OTC USD versus CAD	CAD	1.130	04/09/2014		600	2	0

							$167	$58

Total Purchased Options							$167	$58

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus CAD	CAD	1.091	04/02/2014	$	600	$(2)	$0
	Put - OTC USD versus CAD		1.104	04/15/2014		600	(2)	(3)
	Put - OTC USD versus CAD		1.104	04/23/2014		600	(2)	(4)

BPS	Put - OTC EUR versus USD	$	1.357	04/01/2014	EUR	1,400	(6)	0
	Put - OTC GBP versus USD		1.644	04/24/2014	GBP	1,200	(5)	(3)
	Call - OTC NZD versus USD		0.865	04/21/2014	NZD	1,500	(4)	(11)
	Call - OTC USD versus JPY	JPY	103.040	04/11/2014	$	1,300	(5)	(9)
	Put - OTC USD versus NOK	NOK	5.955	04/23/2014		1,600	(5)	(9)

BRC	Put - OTC EUR versus USD	$	1.362	04/22/2014	EUR	1,400	(5)	(5)
	Put - OTC GBP versus USD		1.651	04/03/2014	GBP	1,200	(5)	0
	Put - OTC GBP versus USD		1.650	04/10/2014		1,200	(5)	(2)

FBF	Call - OTC AUD versus USD		0.922	04/14/2014	AUD	1,400	(5)	(13)
	Put - OTC GBP versus USD		1.629	04/17/2014	GBP	1,200	(6)	(1)
	Call - OTC NZD versus USD		0.877	04/28/2014	NZD	1,500	(5)	(5)

GLM	Call - OTC AUD versus USD		0.925	04/21/2014	AUD	1,400	(4)	(12)
	Call - OTC AUD versus USD		0.938	04/28/2014		1,400	(4)	(4)
	Put - OTC USD versus BRL	BRL	2.290	04/03/2014	$	1,000	(4)	(11)
	Put - OTC USD versus MXN	MXN	12.976	04/03/2014		1,000	(4)	(1)
	Put - OTC USD versus NOK	NOK	5.898	04/02/2014		1,600	(6)	0

HUS	Put - OTC USD versus BRL	BRL	2.298	04/16/2014		1,000	(4)	(15)
	Put - OTC USD versus MXN	MXN	12.925	04/24/2014		1,000	(3)	(4)

MSX	Call - OTC AUD versus USD	$	0.917	04/07/2014	AUD	1,400	(4)	(17)
	Put - OTC USD versus BRL	BRL	2.327	04/10/2014	$	1,000	(5)	(25)
	Put - OTC USD versus BRL		2.239	04/24/2014		1,000	(4)	(4)

74	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
MSX	Put - OTC USD versus MXN	MXN	13.040	04/10/2014	$	1,000	$(4)	$(5)
	Put - OTC USD versus MXN		13.078	04/16/2014		1,000	(3)	(7)

RBC	Call - OTC USD versus JPY	JPY	103.930	04/17/2014		1,300	(4)	(6)

RYL	Call - OTC NZD versus USD	$	0.869	04/14/2014	NZD	1,500	(4)	(7)
	Call - OTC USD versus JPY	JPY	105.050	04/04/2014	$	1,300	(6)	(1)
	Call - OTC USD versus JPY		104.330	04/25/2014		1,300	(4)	(6)

SOG	Put - OTC EUR versus USD	$	1.369	04/08/2014	EUR	1,400	(5)	(5)
	Put - OTC EUR versus USD		1.373	04/15/2014		1,400	(6)	(8)
	Call - OTC NZD versus USD		0.858	04/07/2014	NZD	1,500	(4)	(16)
	Put - OTC USD versus NOK	NOK	5.885	04/09/2014	$	1,600	(5)	(1)
	Put - OTC USD versus NOK		5.896	04/16/2014		1,600	(6)	(3)

UAG	Put - OTC USD versus CAD	CAD	1.101	04/09/2014		600	(2)	(2)

							$(157)	$(225)

Total Written Options							$(157)	$(225)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in NZD		Premiums
Balance at 03/31/2013	$100,200	AUD	0	EUR	24,000	GBP	20,500	NZD	28,100	$(663)
Sales	471,900		66,600		109,300		90,800		87,300	(3,332)
Closing Buys	(52,400)		(9,700)		(12,300)		(10,500)		0	383
Expirations	(405,800)		(35,600)		(102,200)		(92,200)		(70,500)	2,826
Exercised	(91,900)		(15,700)		(13,200)		(3,800)		(38,900)	629

Balance at 03/31/2014	$22,000	AUD	5,600	EUR	5,600	GBP	4,800	NZD	6,000	$(157)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$23	$1	$0	$24	$0	$(7)	$0	$(7)	$17	$0	$17
BPS	64	8	0	72	(5)	(32)	0	(37)	35	0	35
BRC	5	5	0	10	0	(7)	0	(7)	3	0	3
CBK	23	0	0	23	0	0	0	0	23	0	23
DUB	2	0	0	2	(5)	0	0	(5)	(3)	0	(3)
FBF	16	15	0	31	(14)	(19)	0	(33)	(2)	0	(2)
GLM	82	6	0	88	(1)	(28)	0	(29)	59	0	59
HUS	76	3	0	79	0	(19)	0	(19)	60	0	60
JPM	62	0	0	62	0	0	0	0	62	0	62
MSC	59	0	0	59	0	0	0	0	59	(190)	(131)
MSX	0	5	0	5	0	(58)	0	(58)	(53)	(100)	(153)
RBC	5	2	0	7	0	(6)	0	(6)	1	0	1
RYL	18	4	0	22	(1)	(14)	0	(15)	7	0	7
SOG	72	9	0	81	(2)	(33)	0	(35)	46	0	46
UAG	7	0	0	7	(12)	(2)	0	(14)	(7)	0	(7)

Total Over the Counter	$514	$58	$0	$572	$(40)	$(225)	$0	$(265)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	75

Schedule of Investments PIMCO FX Strategy Portfolio (Cont.)

March 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$514	$0	$514
Purchased Options	0	0	0	58	0	58

	$0	$0	$0	$572	$0	$572

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$40	$0	$40
Written Options	0	0	0	225	0	225

	$0	$0	$0	$265	$0	$265

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,238)	$0	$(3,238)
Purchased Options	0	0	0	(2,893)	0	(2,893)
Written Options	0	0	0	2,905	0	2,905

	$0	$0	$0	$(3,226)	$0	$(3,226)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$265	$0	$265
Purchased Options	0	0	0	25	0	25
Written Options	0	0	0	(100)	0	(100)

	$0	$0	$0	$190	$0	$190

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$1,403	$0	$1,403
Short-Term Instruments
Repurchase Agreements	0	205	0	205
Short-Term Notes	0	400	0	400
U.S. Treasury Bills	0	300	0	300
	$0	$2,308	$0	$2,308

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$9,987	$0	$0	$9,987

Total Investments	$9,987	$2,308	$0	$12,295

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Financial Derivative Instruments - Assets
Over the counter	$0	$572	$0	$572

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(265)	$0	$(265)

Totals	$9,987	$2,615	$0	$12,602

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

76	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO High Yield Portfolio

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 135.9%

BANK LOAN OBLIGATIONS 7.8%
AerCap Holdings NV
1.750% due 02/24/2015		$7,000	$6,984
Ancestry.com, Inc.
4.000% due 05/15/2018		727	730
4.500% due 12/28/2018		2,857	2,873
Arch Coal, Inc.
6.250% due 05/16/2018		3,370	3,329
Biomet, Inc.
3.654% - 3.733% due 07/25/2017		1,042	1,045
Chrysler Group LLC
3.250% due 12/31/2018		850	848
CityCenter Holdings LLC
5.000% due 10/16/2020		2,494	2,517
Community Health Systems, Inc.
4.250% due 01/27/2021		425	429
Dell, Inc.
4.500% due 04/29/2020		3,222	3,204
First Data Corp.
4.155% due 09/24/2018		750	753
Grifols Worldwide Operations Ltd.
3.154% due 02/27/2021		2,950	2,952
H.J. Heinz Co.
3.500% due 06/05/2020		3,474	3,497
International Lease Finance Corp.
2.986% due 02/13/2021		1,800	1,804
Multiplan, Inc.
0.234% due 03/06/2021		500	500
6.000% due 03/31/2022		1,750	1,741
Ortho-Clinical Diagnostics, Inc.
7.000% due 02/12/2015		4,800	4,768
Valeant Pharmaceuticals International, Inc.
3.750% due 08/05/2020		4,598	4,644

Total Bank Loan Obligations (Cost $42,223)			42,618

CORPORATE BONDS & NOTES 109.3%

BANKING & FINANCE 32.8%
AGFC Capital Trust
6.000% due 01/15/2067 (i)		8,000	6,800
Ally Financial, Inc.
4.625% due 06/26/2015		225	234
5.500% due 02/15/2017 (i)		3,887	4,237
7.500% due 09/15/2020		1,950	2,325
8.000% due 03/15/2020		600	726
Arrow Global Finance PLC
7.875% due 03/01/2020	GBP	400	727
Banco Panamericano S.A.
5.500% due 08/04/2015		$1,250	1,289
Bank One Capital
8.750% due 09/01/2030		250	334
Banque PSA Finance S.A.
4.000% due 06/24/2015	EUR	2,000	2,837
Blackstone CQP HoldCo LP
2.324% due 03/18/2019		$23,332	23,202
Boats Investments Netherlands BV
11.000% due 03/31/2017 (b)	EUR	6,072	3,759
Cabot Financial Luxembourg S.A.
6.500% due 04/01/2021	GBP	600	1,005
Cantor Commercial Real Estate Co. LP
7.750% due 02/15/2018		$300	322
CIT Group, Inc.
4.250% due 08/15/2017		2,425	2,546
5.000% due 05/15/2017		6,350	6,818

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 08/15/2022		$4,925	$5,131
5.000% due 08/01/2023		2,625	2,697
5.250% due 03/15/2018		100	108
Credit Suisse
6.500% due 08/08/2023 (i)		3,000	3,300
Credit Suisse Group AG
7.500% due 12/11/2023 (e)		1,400	1,523
Denali Borrower LLC
5.625% due 10/15/2020		1,375	1,402
DuPont Fabros Technology LP
5.875% due 09/15/2021 (i)		1,200	1,275
E*TRADE Financial Corp.
6.375% due 11/15/2019		1,500	1,639
Eksportfinans ASA
2.000% due 09/15/2015		2,050	2,040
2.375% due 05/25/2016		2,200	2,183
3.000% due 11/17/2014		800	805
5.500% due 05/25/2016		1,325	1,401
5.500% due 06/26/2017 (i)		9,825	10,464
Fidelity & Guaranty Life Holdings, Inc.
6.375% due 04/01/2021		1,175	1,257
Ford Motor Credit Co. LLC
5.875% due 08/02/2021 (i)		875	1,008
GMAC International Finance BV
7.500% due 04/21/2015	EUR	5,000	7,302
HBOS Capital Funding LP
6.461% due 11/30/2018 (e)	GBP	1,350	2,387
HBOS PLC
6.750% due 05/21/2018		$220	250
Hockey Merger Sub, Inc.
7.875% due 10/01/2021		1,750	1,877
International Lease Finance Corp.
3.875% due 04/15/2018		2,500	2,555
7.125% due 09/01/2018 (i)		1,275	1,489
LBG Capital PLC
6.385% due 05/12/2020	EUR	2,000	2,933
6.439% due 05/23/2020		1,000	1,454
7.375% due 03/12/2020		50	74
7.625% due 12/09/2019	GBP	538	935
National Financial Partners Corp.
9.000% due 07/15/2021		$2,000	2,150
Nationstar Mortgage LLC
9.625% due 05/01/2019		3,050	3,385
Oppenheimer Holdings, Inc.
8.750% due 04/15/2018 (i)		3,000	3,210
Oxford Finance LLC
7.250% due 01/15/2018		625	666
Provident Funding Associates LP
6.750% due 06/15/2021		875	879
10.125% due 02/15/2019 (i)		10,975	12,045
Regions Financial Corp.
7.375% due 12/10/2037 (i)		2,775	3,188
SLM Corp.
5.000% due 04/15/2015		900	936
5.500% due 01/25/2023		675	663
5.625% due 08/01/2033 (i)		3,000	2,670
8.450% due 06/15/2018 (i)		4,600	5,434
Sophia Holding Finance LP
9.625% due 12/01/2018		1,500	1,579
Springleaf Finance Corp.
5.400% due 12/01/2015		2,044	2,146
6.900% due 12/15/2017		200	221
Stearns Holdings, Inc.
9.375% due 08/15/2020		400	420
Towergate Finance PLC
8.500% due 02/15/2018	GBP	1,000	1,780
10.500% due 02/15/2019		300	533

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Virgin Media Secured Finance PLC
5.500% due 01/15/2021 (i)	GBP	13,620	$23,814

			180,369

INDUSTRIALS 59.3%
Activision Blizzard, Inc.
5.625% due 09/15/2021		$500	536
Aguila S.A.
7.875% due 01/31/2018		1,950	2,073
Air Canada Pass-Through Trust
5.375% due 11/15/2022		200	203
Air Medical Group Holdings, Inc.
9.250% due 11/01/2018		1,907	2,067
Alere, Inc.
6.500% due 06/15/2020		1,000	1,055
Alliance Data Systems Corp.
6.375% due 04/01/2020		1,500	1,605
American Airlines Pass-Through Trust
7.000% due 07/31/2019		1,247	1,349
Ancestry.com, Inc.
9.625% due 10/15/2018		1,500	1,583
11.000% due 12/15/2020		4,000	4,720
Antero Resources Finance Corp.
7.250% due 08/01/2019		390	417
Avaya, Inc.
7.000% due 04/01/2019		1,175	1,172
Aviation Capital Group Corp.
7.125% due 10/15/2020 (i)		8,225	9,239
Avis Budget Car Rental LLC
2.986% due 12/01/2017		550	557
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016 (i)		5,312	5,524
Basic Energy Services, Inc.
7.750% due 02/15/2019		450	485
Berry Plastics Corp.
9.500% due 05/15/2018		1,800	1,906
Biomet, Inc.
6.500% due 08/01/2020		2,475	2,678
BlueLine Rental Finance Corp.
7.000% due 02/01/2019		650	689
BMC Software Finance, Inc.
8.125% due 07/15/2021		2,250	2,379
Brakes Capital
7.125% due 12/15/2018	GBP	700	1,196
Calumet Specialty Products Partners LP
9.375% due 05/01/2019		$1,350	1,539
Carolina Beverage Group LLC
10.625% due 08/01/2018 (i)		3,100	3,363
CCO Holdings LLC
5.750% due 01/15/2024		1,800	1,791
Cemex S.A.B. de C.V.
9.500% due 06/15/2018		1,500	1,736
CeramTec Group GmbH
8.250% due 08/15/2021	EUR	400	609
Checkout Holding Corp.
0.000% due 11/15/2015		$575	493
Chrysler Group LLC
8.000% due 06/15/2019		2,125	2,337
8.250% due 06/15/2021		4,250	4,829
Citgo Petroleum Corp.
11.500% due 07/01/2017 (i)		17,220	18,576
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		1,400	1,500
CMA CGM S.A.
8.875% due 04/15/2019	EUR	1,500	2,094

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	77

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Coeur Mining, Inc.
7.875% due 02/01/2021	$1,400	$1,414
Columbus International, Inc.
7.375% due 03/30/2021	3,000	3,094
11.500% due 11/20/2014 (i)	15,250	16,298
CommScope, Inc.
8.250% due 01/15/2019	458	498
Community Health Systems, Inc.
6.875% due 02/01/2022	750	788
8.000% due 11/15/2019	3,000	3,311
Constellation Brands, Inc.
6.000% due 05/01/2022	875	973
Continental Rubber of America Corp.
4.500% due 09/15/2019	625	666
ConvaTec Finance International S.A.
8.250% due 01/15/2019 (i)	4,000	4,130
Cooper Standard Automotive, Inc.
8.500% due 05/01/2018	1,800	1,890
CSC Holdings LLC
6.750% due 11/15/2021	150	168
7.875% due 02/15/2018	150	174
CVR Refining LLC
6.500% due 11/01/2022 (i)	5,950	6,292
Delhaize Group S.A.
5.700% due 10/01/2040	764	780
Dex Media, Inc.
14.000% due 01/29/2017 (b)	23	14
Digicel Ltd.
8.250% due 09/01/2017	2,000	2,090
DISH DBS Corp.
5.000% due 03/15/2023	2,750	2,777
6.750% due 06/01/2021	2,700	3,031
DynCorp International, Inc.
10.375% due 07/01/2017 (i)	800	840
El Paso LLC
7.250% due 06/01/2018	925	1,057
El Paso Natural Gas Co. LLC
8.375% due 06/15/2032	175	234
Eldorado Resorts LLC
8.625% due 06/15/2019	1,000	1,080
Endo Finance LLC
5.750% due 01/15/2022	1,125	1,156
Enterprise Products Operating LLC
7.034% due 01/15/2068 (i)	1,160	1,315
8.375% due 08/01/2066 (i)	3,905	4,400
Era Group, Inc.
7.750% due 12/15/2022	1,000	1,060
FGI Operating Co. LLC
7.875% due 05/01/2020	3,275	3,500
First Data Corp.
6.750% due 11/01/2020	875	945
First Quantum Minerals Ltd.
6.750% due 02/15/2020	833	848
7.000% due 02/15/2021	833	852
Florida East Coast Railway Corp.
8.125% due 02/01/2017	650	680
Fly Leasing Ltd.
6.750% due 12/15/2020	2,000	2,100
Ford Motor Co.
9.215% due 09/15/2021 (i)	800	1,047
Forest Laboratories, Inc.
4.375% due 02/01/2019	500	527
Global Geophysical Services, Inc.
10.500% due 05/01/2017	4,500	2,857
GLP Capital LP
4.375% due 11/01/2018 (i)	975	1,003
5.375% due 11/01/2023 (i)	1,025	1,058

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Graphic Packaging International, Inc.
7.875% due 10/01/2018		$375	$403
Great Canadian Gaming Corp.
6.625% due 07/25/2022	CAD	1,250	1,207
Griffey Intermediate, Inc.
7.000% due 10/15/2020		$3,000	2,632
Griffon Corp.
5.250% due 03/01/2022		300	298
Grifols Worldwide Operations Ltd.
5.250% due 04/01/2022		900	923
Hartford HealthCare Corp.
5.746% due 04/01/2044		1,000	1,021
HCA Holdings, Inc.
6.250% due 02/15/2021		800	858
HCA, Inc.
6.500% due 02/15/2020 (i)		2,875	3,227
7.250% due 09/15/2020		2,650	2,872
Healthcare Technology Intermediate, Inc.
7.375% due 09/01/2018		1,250	1,275
Hexion U.S. Finance Corp.
6.625% due 04/15/2020		400	416
Hughes Satellite Systems Corp.
6.500% due 06/15/2019		400	441
Huntsman International LLC
4.875% due 11/15/2020		1,200	1,214
5.125% due 04/15/2021	EUR	1,000	1,431
Ineos Finance PLC
7.500% due 05/01/2020		$1,575	1,734
8.375% due 02/15/2019		1,875	2,079
INEOS Group Holdings S.A.
5.750% due 02/15/2019	EUR	5,000	7,077
Interactive Data Corp.
10.250% due 08/01/2018		$275	299
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		1,250	1,297
Jaguar Land Rover Automotive PLC
8.125% due 05/15/2021		250	285
Kinetic Concepts, Inc.
12.500% due 11/01/2019		1,650	1,935
Level 3 Financing, Inc.
8.125% due 07/01/2019		1,500	1,654
Lightstream Resources Ltd.
8.625% due 02/01/2020		675	678
McClatchy Co.
9.000% due 12/15/2022		1,000	1,169
MGM Resorts International
6.625% due 12/15/2021		3,000	3,304
Millar Western Forest Products Ltd.
8.500% due 04/01/2021		1,000	1,058
MPH Acquisition Holdings LLC
6.625% due 04/01/2022		1,500	1,543
Murphy Oil USA, Inc.
6.000% due 08/15/2023		625	648
Nara Cable Funding Ltd.
8.500% due 03/01/2020	EUR	1,300	2,167
NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (e)		$800	812
New Gold, Inc.
6.250% due 11/15/2022		800	816
Novasep Holding S.A.S.
8.000% due 12/15/2016		9,499	9,261
Ono Finance PLC
10.875% due 07/15/2019		3,000	3,360
Packaging Dynamics Corp.
8.750% due 02/01/2016		625	643

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Palace Entertainment Holdings LLC
8.875% due 04/15/2017		$725	$756
Peermont Global Pty. Ltd.
7.750% due 04/30/2014	EUR	500	687
Penn National Gaming, Inc.
5.875% due 11/01/2021		$575	566
Perstorp Holding AB
8.750% due 05/15/2017		750	806
Petroleos de Venezuela S.A.
5.375% due 04/12/2027		1,500	803
5.500% due 04/12/2037		1,500	784
PHH Corp.
6.375% due 08/15/2021 (i)		5,134	5,327
7.375% due 09/01/2019		2,150	2,386
9.250% due 03/01/2016 (i)		16,625	18,745
Pittsburgh Glass Works LLC
8.000% due 11/15/2018		600	656
Premier Foods PLC
6.500% due 03/15/2021	GBP	300	514
Quality Distribution LLC
9.875% due 11/01/2018 (i)		$3,600	3,951
Quebecor Media, Inc.
7.750% due 03/15/2016		1,153	1,159
Regal Entertainment Group
5.750% due 03/15/2022		3,200	3,304
Regency Energy Partners LP
4.500% due 11/01/2023		2,600	2,431
5.750% due 09/01/2020		900	941
Rex Energy Corp.
8.875% due 12/01/2020		1,000	1,110
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		2,000	2,105
7.125% due 04/15/2019 (i)		775	823
7.875% due 08/15/2019		1,200	1,328
Rivers Pittsburgh Borrower LP
9.500% due 06/15/2019		554	610
Rockies Express Pipeline LLC
6.875% due 04/15/2040		700	639
Samson Investment Co.
10.750% due 02/15/2020 (i)		3,000	3,285
Sappi Papier Holding GmbH
7.750% due 07/15/2017		1,100	1,229
Schaeffler Finance BV
4.750% due 05/15/2021		500	514
8.500% due 02/15/2019		425	477
Sealed Air Corp.
6.500% due 12/01/2020		300	332
6.875% due 07/15/2033		500	505
Spirit AeroSystems, Inc.
5.250% due 03/15/2022		300	302
T-Mobile USA, Inc.
6.464% due 04/28/2019		1,950	2,091
6.542% due 04/28/2020 (i)		2,800	3,024
Tenet Healthcare Corp.
4.500% due 04/01/2021		1,250	1,227
4.750% due 06/01/2020		3,000	3,037
5.000% due 03/01/2019		900	901
Tennessee Gas Pipeline Co. LLC
8.375% due 06/15/2032		375	502
TransUnion Holding Co., Inc.
8.125% due 06/15/2018 (b)		1,600	1,688
9.625% due 06/15/2018		525	560
U.S. Airways Pass-Through Trust
5.900% due 04/01/2026		480	537
U.S. Foods, Inc.
8.500% due 06/30/2019 (i)		5,000	5,416

78	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Unit Corp.
6.625% due 05/15/2021		$400	$426
United Airlines, Inc.
6.750% due 09/15/2015 (i)		3,350	3,425
Unitymedia Hessen GmbH & Co. KG
5.500% due 09/15/2022	EUR	1,000	1,479
Unitymedia KabelBW GmbH
9.625% due 12/01/2019		5,600	8,458
UPC Holding BV
9.875% due 04/15/2018		$2,000	2,112
UPCB Finance Ltd.
6.875% due 01/15/2022		1,500	1,643
7.625% due 01/15/2020	EUR	750	1,115
USG Corp.
5.875% due 11/01/2021		$225	240
VeriSign, Inc.
4.625% due 05/01/2023		1,475	1,423
Videotron Ltd.
5.375% due 06/15/2024 (a)		875	882
Virgin Australia Trust
5.000% due 04/23/2025		275	290
6.000% due 04/23/2022		75	77
Whiting Petroleum Corp.
5.000% due 03/15/2019		1,500	1,594
5.750% due 03/15/2021		1,250	1,347
Wind Acquisition Finance S.A.
11.750% due 07/15/2017		3,600	3,798
Windstream Corp.
7.750% due 10/15/2020		700	754
Wise Metals Group LLC
8.750% due 12/15/2018		1,500	1,616
Wynn Macau Ltd.
5.250% due 10/15/2021		1,900	1,938
Ziggo Bond Co. BV
8.000% due 05/15/2018	EUR	1,000	1,467

			325,426

UTILITIES 17.2%
AES Corp.
7.375% due 07/01/2021		$1,600	1,832
CenturyLink, Inc.
5.625% due 04/01/2020		850	898
Covanta Holding Corp.
5.875% due 03/01/2024		300	306
Edison Mission Energy
7.000% due 05/15/2017 ^		11,000	10,065
Energy Future Intermediate Holding Co. LLC
6.875% due 08/15/2017 (i)		3,800	3,909
10.000% due 12/01/2020 (i)		5,000	5,287
10.250% due 12/01/2020 (i)		18,470	19,555
Frontier Communications Corp.
7.125% due 01/15/2023		500	524
Israel Electric Corp. Ltd.
7.250% due 01/15/2019		2,000	2,243
MarkWest Energy Partners LP
4.500% due 07/15/2023		2,500	2,419
5.500% due 02/15/2023		100	103
Midwest Generation LLC
8.560% due 01/02/2016		1,188	1,348
NGPL PipeCo LLC
7.119% due 12/15/2017		1,892	1,868
NRG Energy, Inc.
6.625% due 03/15/2023		650	678
NSG Holdings LLC
7.750% due 12/15/2025		4,450	4,773

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Parsley Energy LLC
7.500% due 02/15/2022	$3,000	$3,172
Red Oak Power LLC
8.540% due 11/30/2019	411	440
9.200% due 11/30/2029	2,200	2,420
Sprint Capital Corp.
6.900% due 05/01/2019	650	717
8.750% due 03/15/2032	1,350	1,492
Sprint Corp.
7.125% due 06/15/2024 (i)	4,250	4,473
7.875% due 09/15/2023 (i)	13,350	14,718
Talos Production LLC
9.750% due 02/15/2018	2,000	2,105
Tenaska Alabama Partners LP
7.000% due 06/30/2021 (i)	6,960	7,377
Westmoreland Escrow Corp.
10.750% due 02/01/2018	1,475	1,615

		94,337

Total Corporate Bonds & Notes (Cost $568,812)		600,132

MUNICIPAL BONDS & NOTES 2.3%

ARIZONA 0.3%
Salt Verde Financial Corp., Arizona Revenue Bonds, Series 2007
5.000% due 12/01/2037	1,700	1,800

CALIFORNIA 0.2%
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	1,000	1,054

GEORGIA 0.9%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	4,500	5,101

NEW YORK 0.0%
Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028	110	100

VIRGINIA 0.2%
Chesterfield County, Virginia Economic Development Authority Revenue Bonds, Series 2012
5.125% due 01/01/2043	1,000	905

WEST VIRGINIA 0.7%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	4,695	3,735

Total Municipal Bonds & Notes (Cost $12,157)		12,695

MORTGAGE-BACKED SECURITIES 2.1%
Adjustable Rate Mortgage Trust
2.536% due 10/25/2035	221	181
American Home Mortgage Assets Trust
0.384% due 09/25/2046 ^	126	9
1.054% due 11/25/2046	896	491
6.250% due 06/25/2037	394	258
Banc of America Alternative Loan Trust
0.554% due 05/25/2035	92	74

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Funding Corp.
2.632% due 03/20/2036 ^	$322	$279
Bear Stearns Adjustable Rate Mortgage Trust
2.654% due 10/25/2035	39	40
Bear Stearns Alt-A Trust
2.326% due 01/25/2035	11	10
Citigroup Mortgage Loan Trust, Inc.
2.500% due 11/25/2035	962	951
Countrywide Alternative Loan Trust
0.334% due 05/25/2047	50	42
0.367% due 03/20/2046	77	57
0.414% due 07/25/2046 ^	392	170
1.039% due 12/25/2035	140	109
5.263% due 10/25/2035 ^	101	83
Countrywide Home Loan Mortgage Pass-Through Trust
0.474% due 03/25/2035	354	315
6.000% due 05/25/2036 ^	172	159
CSAB Mortgage-Backed Trust
6.172% due 06/25/2036 ^	706	467
Deutsche ALT-A Securities, Inc.
5.000% due 10/25/2018	151	156
Downey Savings & Loan Association Mortgage Loan Trust
0.406% due 03/19/2045	53	48
First Horizon Alternative Mortgage Securities
2.236% due 09/25/2035	758	669
6.000% due 05/25/2036	167	145
GMAC Mortgage Corp. Loan Trust
2.872% due 04/19/2036	536	477
GSR Mortgage Loan Trust
2.617% due 11/25/2035	193	189
2.695% due 05/25/2035	1,407	1,278
2.774% due 04/25/2035	5	5
HarborView Mortgage Loan Trust
0.346% due 01/19/2038	42	36
0.396% due 03/19/2036	725	531
IndyMac Mortgage Loan Trust
4.608% due 09/25/2035	135	121
JPMorgan Mortgage Trust
2.497% due 07/27/2037	686	594
2.744% due 04/25/2035	243	247
2.755% due 07/25/2035	217	216
6.000% due 08/25/2037 ^	209	187
Nomura Asset Acceptance Corp.
6.138% due 03/25/2047	299	306
Residential Accredit Loans, Inc. Trust
0.484% due 03/25/2037	546	208
5.500% due 02/25/2036 ^	489	381
Residential Asset Securitization Trust
6.000% due 05/25/2037 ^	174	159
Sequoia Mortgage Trust
0.507% due 07/20/2033	22	22
Structured Asset Mortgage Investments Trust
0.374% due 05/25/2036	47	35
WaMu Mortgage Pass-Through Certificates
0.899% due 05/25/2047	580	510
1.830% due 10/25/2036 ^	350	285
4.730% due 07/25/2037 ^	341	316
Wells Fargo Mortgage-Backed Securities Trust
2.617% due 03/25/2035	542	531

Total Mortgage-Backed Securities (Cost $9,670)		11,347

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	79

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 2.6%
Aircraft Certificate Owner Trust
7.001% due 09/20/2022	$11,095	$11,184
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.204% due 12/25/2033	272	263
Carrington Mortgage Loan Trust
0.304% due 08/25/2036	100	63
Credit-Based Asset Servicing and Securitization LLC
4.297% due 01/25/2037 ^	1,171	562
GSAMP Trust
0.304% due 08/25/2036	96	64
Mid-State Trust
7.791% due 03/15/2038	21	22
Morgan Stanley ABS Capital, Inc. Trust
0.294% due 05/25/2037	189	118
Option One Mortgage Loan Trust Asset-Backed Certificates
1.129% due 08/25/2033	106	95
Residential Asset Securities Corp. Trust
0.304% due 08/25/2036	76	66
6.980% due 09/25/2031	1,805	1,752

Total Asset-Backed Securities (Cost $13,047)		14,189

SOVEREIGN ISSUES 0.5%
Ukraine Government International Bond
9.250% due 07/24/2017	3,000	2,970

Total Sovereign Issues (Cost $2,809)		2,970

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 1.6%

FINANCIALS 0.3%
CIT Group, Inc. (h)	31,331	$1,536
Hipotecaria Su Casita S.A. de C.V. (c)	78,886	0

		1,536

HEALTH CARE 1.3%
NVHL S.A. ‘A’ (c)(f)	231,498	733
NVHL S.A. ‘B’ (c)(f)	231,498	733
NVHL S.A. ‘C’ (c)(f)	231,498	733
NVHL S.A. ‘D’ (c)(f)	231,498	733
NVHL S.A. ‘E’ (c)(f)	231,498	733
NVHL S.A. ‘F’ (c)(f)	231,498	734
NVHL S.A. ‘G’ (c)(f)	231,498	734
NVHL S.A. ‘H’ (c)(f)	231,498	734
NVHL S.A. ‘I’ (c)(f)	231,498	734
NVHL S.A. ‘J’ (c)(f)	231,498	734

		7,335

Total Common Stocks (Cost $8,612)		8,871

PREFERRED SECURITIES 3.5%

BANKING & FINANCE 3.5%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (e)	12,000	14,554
FelCor Lodging Trust, Inc.
8.000% due 04/30/2014 (e)	20,000	508
GMAC Capital Trust
8.125% due 02/15/2040	160,000	4,368

Total Preferred Securities (Cost $16,533)		19,430

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 6.2%

REPURCHASE AGREEMENTS (g) 4.9%
		$27,102

U.S. TREASURY BILLS 1.3%
0.069% due 04/17/2014 - 09/25/2014 (d)(h)(k)(m)	$7,361	7,360

Total Short-Term Instruments (Cost $34,129)		34,462

Total Investments in Securities (Cost $707,992)		746,714

	SHARES
INVESTMENTS IN AFFILIATES 4.6%

SHORT-TERM INSTRUMENTS 4.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.6%
PIMCO Short-Term Floating NAV Portfolio	2,499,308	25,006

Total Short-Term Instruments (Cost $25,005)		25,006

Total Investments in Affiliates (Cost $25,005)		25,006

Total Investments 140.5% (Cost $732,997)		$771,720

Financial Derivative Instruments (j)(m) (0.6%) (Cost or Premiums, net $50)		(3,097)

Other Assets and Liabilities, net (39.9%)		(219,381)

Net Assets 100.0%		$549,242

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Payment in-kind bond security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Perpetual maturity, date shown represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
NVHL S.A. ‘A’	03/09/2012 - 05/01/2013	$723	$733	0.13%
NVHL S.A. ‘B’	03/09/2012 - 05/01/2013	723	733	0.13%
NVHL S.A. ‘C’	03/09/2012 - 05/01/2013	723	733	0.13%
NVHL S.A. ‘D’	03/09/2012 - 05/01/2013	724	733	0.13%
NVHL S.A. ‘E’	03/09/2012 - 05/01/2013	724	733	0.13%
NVHL S.A. ‘F’	03/09/2012 - 05/01/2013	724	734	0.13%
NVHL S.A. ‘G’	03/09/2012 - 05/01/2013	724	734	0.13%
NVHL S.A. ‘H’	03/09/2012 - 05/01/2013	724	734	0.13%
NVHL S.A. ‘I’	03/09/2012 - 05/01/2013	724	734	0.13%
NVHL S.A. ‘J’	03/09/2012 - 05/01/2013	724	734	0.13%

		$7,237	$7,335	1.30%

80	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BRC	(1.150%)	06/19/2013	06/17/2015	EUR 6,025	Credit Agricole S.A. 5.125% due 04/18/2023	$(8,912)	$8,300	$8,300
DEU	(0.100%)	03/18/2014	04/08/2014	$ 5,444	Peabody Energy Corp. 6.000% due 11/15/2018	(5,382)	5,444	5,444
GRE	(0.100%)	03/19/2014	04/09/2014	2,178	Peabody Energy Corp. 6.000% due 11/15/2018	(2,153)	2,178	2,178
SBI	(0.100%)	03/13/2014	04/03/2014	5,469	Kratos Defense & Security Solutions, Inc. 10.000% due 06/01/2017	(5,466)	5,469	5,469
	(0.350%)	02/07/2013	02/04/2015	EUR 3,566	Barclays Bank PLC 4.875% due 08/13/2019	(4,970)	4,913	4,913
SSB	0.000%	03/31/2014	04/01/2014	$ 798	Fannie Mae 2.260% due 10/17/2022	(819)	798	798

Total Repurchase Agreements						$(27,702)	$27,102	$27,102

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BCY	0.550%	03/07/2014	04/03/2014	$	(9,657)	$(9,661)
	0.550%	04/03/2014	05/08/2014		(8,643)	(8,643)
	0.600%	02/13/2014	05/13/2014		(3,635)	(3,638)
	0.600%	03/14/2014	05/16/2014		(14,417)	(14,421)
	0.600%	03/17/2014	05/16/2014		(6,345)	(6,346)
	0.650%	01/21/2014	04/21/2014		(3,664)	(3,669)
	0.650%	03/07/2014	06/09/2014		(1,982)	(1,983)
DEU	0.550%	03/12/2014	04/16/2014		(12,233)	(12,237)
	0.560%	03/27/2014	04/28/2014		(2,441)	(2,441)
	0.590%	02/14/2014	05/15/2014		(8,475)	(8,481)
	0.590%	02/28/2014	05/28/2014		(35,451)	(35,470)
	0.590%	03/12/2014	06/12/2014		(11,620)	(11,624)
	0.590%	03/19/2014	06/19/2014		(17,582)	(17,586)
	0.590%	03/20/2014	06/20/2014		(1,951)	(1,951)
RBC	0.550%	02/26/2014	05/27/2014		(14,889)	(14,897)
	0.556%	02/18/2014	05/19/2014		(6,950)	(6,954)
RDR	0.430%	02/28/2014	04/02/2014		(1,974)	(1,975)
	0.430%	03/13/2014	04/14/2014		(9,080)	(9,082)
	0.460%	02/28/2014	04/02/2014		(3,164)	(3,165)
	0.480%	01/06/2014	04/04/2014		(4,656)	(4,661)
	0.480%	02/07/2014	04/04/2014		(2,327)	(2,329)
RYL	0.750%	01/27/2014	04/28/2014	GBP	(8,452)	(14,109)
ULW	0.350%	03/21/2014	04/25/2014	$	(1,234)	(1,234)
	0.450%	03/19/2014	04/25/2014		(3,148)	(3,148)
	0.500%	03/04/2014	04/04/2014		(4,501)	(4,503)
	0.550%	03/19/2014	04/25/2014		(3,629)	(3,630)

Total Reverse Repurchase Agreements						$(207,838)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2014 was $177,632 at a weighted average interest rate of 0.607%.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales (3)
Barclays Bank PLC	4.875%	08/13/2019	EUR	3,000	$(4,743)	$(4,970)
Credit Agricole S.A.	5.125%	04/18/2023		5,000	(7,993)	(8,910)
Kratos Defense & Security Solutions, Inc.	10.000%	06/01/2017	$	5,000	(5,406)	(5,467)
Peabody Energy Corp.	6.000%	11/15/2018		7,000	(7,480)	(7,535)

					$(25,622)	$(26,882)

(3)	Payable for Short Sales includes $779 of accrued interest.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	81

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

SHORT SALES:

(h)	Securities with an aggregate market value of $4,212 and cash of $7,431 have been pledged as collateral as of March 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

Description	Shares	Proceeds	Payable for Short Sales (4)
Alcoa, Inc.	100,000	$(1,213)	$(1,287)
Kraft Foods Group, Inc.	29,867	(1,052)	(1,676)
Mondelez International, Inc. ‘A’	44,800	(980)	(1,554)
Societe Generale S.A.	60,000	(3,755)	(3,695)

		$(7,000)	$(8,212)

Total Short Sales		$(32,622)	$(35,094)

(4)	Payable for Short Sales includes $6 of dividends payable.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(i)	Securities with an aggregate market value of $226,790 and cash of $328 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (5)
Global/Master Repurchase Agreement
BCY	$0	$(48,361)	$0	$0	$(48,361)	$52,617	$4,256
BRC	8,300	0	0	0	8,300	(8,206)	94
DEU	5,444	(89,790)	0	0	(84,346)	92,143	7,797
GRE	2,178	0	0	0	2,178	(2,153)	25
RBC	0	(21,851)	0	0	(21,851)	24,035	2,184
RDR	0	(21,212)	0	0	(21,212)	22,628	1,416
RYL	0	(14,109)	0	0	(14,109)	15,017	908
SBI	10,382	0	0	0	10,382	(10,437)	(55)
SSB	798	0	0	0	798	(819)	(21)
ULW	0	(12,515)	0	0	(12,515)	13,609	1,094

Master Securities Forward Transaction Agreement
BCY	0	0	0	(7,535)	(7,535)	0	(7,535)
BPS	0	0	0	(8,910)	(8,910)	0	(8,910)
JML	0	0	0	(4,970)	(4,970)	0	(4,970)
WFS	0	0	0	(5,467)	(5,467)	0	(5,467)

Prime Brokerage Agreement
GSC	0	0	0	(8,212)	(8,212)	11,643	3,431

Total Borrowings and Other Financing Transactions	$27,102	$(207,838)	$0	$(35,094)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar September Futures	Long	09/2014	37	$27	$0	$0
90-Day Eurodollar September Futures	Long	09/2015	55	74	5	0
E-mini S&P 500 Index June Futures	Short	06/2014	263	(331)	0	(187)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2014	170	(302)	75	0
U.S. Treasury 10-Year Note June Futures	Long	06/2014	617	(261)	0	(38)
U.S. Treasury 30-Year Bond June Futures	Short	06/2014	44	(45)	14	0

Total Futures Contracts				$(838)	$94	$(225)

82	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-20 5-Year Index	(5.000%	)	06/20/2018	$20,500	$(1,833)	$(1,177)	$0	$(54)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	06/19/2023	$34,100	$1,965	$1,410	$36	$0

Total Swap Agreements					$132	$233	$36	$(54)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(k)	Securities with an aggregate market value of $1,604 and cash of $2,326 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$94	$36	$130	$0	$(225)	$(54)	$(279)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2014		AUD	9,768	$		8,784	$0	$(275)

BOA	04/2014		EUR	46,820			64,281	14	(235)
	04/2014	$		9,011		AUD	9,768	48	0
	05/2014		AUD	9,768	$		8,992	0	(48)

BRC	04/2014		EUR	1,023			1,422	13	0
	04/2014	$		1,355		EUR	985	2	0
	06/2014			4,834		GBP	2,911	17	0

CBK	05/2014			3,791		JPY	386,585	0	(45)
	06/2014		CAD	4,938	$		4,449	0	(10)
	06/2014		GBP	826			1,367	0	(10)

GLM	06/2014			12,243			20,513	112	0

HUS	04/2014	$		12,062		EUR	8,750	6	(13)
	05/2014		EUR	208	$		286	0	0

RYL	04/2014	$		52,501		EUR	38,108	0	(2)
	05/2014		EUR	38,108	$		52,499	3	0

Total Forward Foreign Currency Contracts								$215	$(638)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	83

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

WRITTEN OPTIONS:

AS OF MARCH 31, 2014 THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount	Premiums
Balance at 03/31/2013	0	$0	$0
Sales	49	200,200	(444)
Closing Buys	0	0	0
Expirations	(49)	(200,200)	444
Exercised	0	0	0

Balance at 03/31/2014	0	$0	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Credit Agricole S.A.	(3.000%	)	06/20/2018	0.685%	EUR	2,000	$(121)	$(146)	$0	$(267)
	JPMorgan Chase & Co.	(1.000%	)	12/20/2016	0.333%	$	3,000	62	(117)	0	(55)
	Telefonaktiebolaget LM Ericsson	(1.000%	)	09/20/2017	0.418%	EUR	5,000	147	(288)	0	(141)

BPS	Best Buy Co., Inc.	(5.000%	)	09/20/2014	0.459%	$	3,000	4	(74)	0	(70)
	Staples, Inc.	(1.000%	)	09/20/2018	1.988%		8,000	208	125	333	0

BRC	JPMorgan Chase & Co.	(1.000%	)	12/20/2016	0.333%		3,000	87	(142)	0	(55)

CBK	Assured Guaranty Corp.	(5.000%	)	12/20/2015	1.039%		1,500	(60)	(45)	0	(105)
	Assured Guaranty Corp.	(5.000%	)	12/20/2016	1.582%		2,000	(73)	(113)	0	(186)
	Credit Agricole S.A.	(1.000%	)	06/20/2017	0.497%	EUR	2,000	252	(298)	0	(46)
	Turkey Government International Bond	(1.000%	)	03/20/2019	2.086%	$	5,400	377	(108)	269	0

DUB	Assured Guaranty Corp.	(5.000%	)	06/20/2016	1.231%		3,000	(260)	6	0	(254)
	Gannett Co., Inc.	(5.000%	)	06/20/2016	0.501%		15,000	(1,287)	(239)	0	(1,526)
	MBIA, Inc.	(5.000%	)	06/20/2016	1.409%		3,000	(242)	1	0	(241)

FBF	Lockheed Martin Corp.	(1.000%	)	06/20/2017	0.149%		5,000	(77)	(62)	0	(139)

GST	AutoZone, Inc.	(1.000%	)	12/20/2016	0.206%		3,000	(45)	(21)	0	(66)
	Barclays Bank PLC	(1.000%	)	03/20/2017	0.493%	EUR	3,000	166	(229)	0	(63)
	Best Buy Co., Inc.	(5.000%	)	09/20/2014	0.459%	$	2,000	45	(92)	0	(47)
	Best Buy Co., Inc.	(5.000%	)	03/20/2015	0.517%		2,000	140	(231)	0	(91)
	MBIA, Inc.	(5.000%	)	12/20/2015	1.192%		1,500	11	(112)	0	(101)
	MBIA, Inc.	(5.000%	)	12/20/2016	1.775%		2,000	45	(219)	0	(174)
	Turkey Government International Bond	(1.000%	)	03/20/2019	2.086%		1,600	116	(36)	80	0

JPM	Alcoa, Inc.	(1.000%	)	03/20/2019	1.521%		6,000	195	(50)	145	0
	BNP Paribas S.A.	(1.000%	)	03/20/2018	0.578%	EUR	3,800	62	(151)	0	(89)

MYC	Barclays Bank PLC	(1.000%	)	06/20/2017	0.527%		2,000	98	(140)	0	(42)
	JPMorgan Chase & Co.	(1.000%	)	09/20/2016	0.317%	$	8,000	110	(248)	0	(138)
	Wells Fargo & Co.	(1.000%	)	09/20/2016	0.169%		10,000	72	(282)	0	(210)

								$32	$(3,311)	$827	$(4,106)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	Advanced Micro Devices, Inc.	5.000%	03/20/2018	3.547%	$ 1,000	$(175)	$230	$55	$0

DUB	International Lease Finance Corp.	5.000%	06/20/2020	1.942%	1,675	168	119	287	0

FBF	CIT Group, Inc.	5.000%	03/20/2015	0.519%	3,100	126	15	141	0

GST	NRG Energy, Inc.	5.000%	06/20/2017	1.534%	2,000	(120)	342	222	0
	Valeant Pharmaceuticals International	5.000%	06/20/2016	0.680%	2,500	(39)	287	248	0

MYC	Advanced Micro Devices, Inc.	5.000%	12/20/2017	3.322%	2,000	(380)	500	120	0
	GenOn Energy, Inc.	5.000%	12/20/2014	1.374%	300	(31)	38	7	0

UAG	Sprint Communications, Inc.	1.000%	06/20/2019	2.639%	2,800	(507)	289	0	(218)

						$(958)	$1,820	$1,080	$(218)

84	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
MYC	iTraxx Europe 15 5-Year Index 9-12%	(1.000%	)	06/20/2016	EUR 5,000	$976	$(1,084)	$0	$(108)

Total Swap Agreements						$50	$(2,575)	$1,907	$(4,432)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(m)	Securities with an aggregate market value of $3,079 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
AZD	$0	$0	$0	$0	$(275)	$0	$0	$(275)	$(275)	$0	$(275)
BOA	62	0	0	62	(283)	0	(463)	(746)	(684)	706	22
BPS	0	0	333	333	0	0	(70)	(70)	263	(260)	3
BRC	32	0	0	32	0	0	(55)	(55)	(23)	62	39
CBK	0	0	324	324	(65)	0	(337)	(402)	(78)	0	(78)
DUB	0	0	287	287	0	0	(2,021)	(2,021)	(1,734)	1,740	6
FBF	0	0	141	141	0	0	(139)	(139)	2	0	2
GLM	112	0	0	112	0	0	0	0	112	(280)	(168)
GST	0	0	550	550	0	0	(542)	(542)	8	0	8
HUS	6	0	0	6	(13)	0	0	(13)	(7)	0	(7)
JPM	0	0	145	145	0	0	(89)	(89)	56	0	56
MYC	0	0	127	127	0	0	(498)	(498)	(371)	151	(220)
RYL	3	0	0	3	(2)	0	0	(2)	1	0	1
UAG	0	0	0	0	0	0	(218)	(218)	(218)	361	143

Total Over the Counter	$215	$0	$1,907	$2,122	$(638)	$0	$(4,432)	$(5,070)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	85

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$94	$94
Swap Agreements	0	0	0	0	36	36

	$0	$0	$0	$0	$130	$130

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$215	$0	$215
Swap Agreements	0	1,907	0	0	0	1,907

	$0	$1,907	$0	$215	$0	$2,122

	$0	$1,907	$0	$215	$130	$2,252

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$187	$0	$38	$225
Swap Agreements	0	54	0	0	0	54

	$0	$54	$187	$0	$38	$279

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$638	$0	$638
Swap Agreements	0	4,432	0	0	0	4,432

	$0	$4,432	$0	$638	$0	$5,070

	$0	$4,486	$187	$638	$38	$5,349

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$18	$18
Futures	0	0	(4,078)	0	(3,211)	(7,289)
Swap Agreements	0	(17,695)	0	0	(287)	(17,982)

	$0	$(17,695)	$(4,078)	$0	$(3,480)	$(25,253)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,280)	$0	$(4,280)
Written Options	0	0	0	0	426	426
Swap Agreements	0	(5,906)	0	0	0	(5,906)

	$0	$(5,906)	$0	$(4,280)	$426	$(9,760)

	$0	$(23,601)	$(4,078)	$(4,280)	$(3,054)	$(35,013)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(54)	$0	$(1,029)	$(1,083)
Swap Agreements	0	9,265	0	0	1,727	10,992

	$0	$9,265	$(54)	$0	$698	$9,909

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,725)	$0	$(1,725)
Swap Agreements	0	1,434	0	0	0	1,434

	$0	$1,434	$0	$(1,725)	$0	$(291)

	$0	$10,699	$(54)	$(1,725)	$698	$9,618

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

86	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$42,618	$0	$42,618
Corporate Bonds & Notes
Banking & Finance	0	157,167	23,202	180,369
Industrials	0	322,970	2,456	325,426
Utilities	0	92,989	1,348	94,337
Municipal Bonds & Notes
Arizona	0	1,800	0	1,800
California	0	1,054	0	1,054
Georgia	0	5,101	0	5,101
New York	0	100	0	100
Virginia	0	905	0	905
West Virginia	0	3,735	0	3,735
Mortgage-Backed Securities	0	11,347	0	11,347
Asset-Backed Securities	0	3,005	11,184	14,189
Sovereign Issues	0	2,970	0	2,970
Common Stocks
Financials	1,536	0	0	1,536
Health Care	0	0	7,335	7,335
Preferred Securities
Banking & Finance	4,876	14,554	0	19,430
Short-Term Instruments
Repurchase Agreements	0	27,102	0	27,102
U.S. Treasury Bills	0	7,360	0	7,360
	$6,412	$694,777	$45,525	$746,714

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$25,006	$0	$0	$25,006

Total Investments	$31,418	$694,777	$45,525	$771,720

Short Sales, at Value - Liabilities
Common Stocks	(8,212)	0	0	(8,212)
Corporate Bonds & Notes	0	(26,882)	0	(26,882)
	$(8,212)	$(26,882)	$0	$(35,094)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	94	36	0	130
Over the counter	0	1,874	248	2,122
	$94	$1,910	$248	$2,252

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(225)	(54)	0	(279)
Over the counter	0	(5,070)	0	(5,070)
	$(225)	$(5,124)	$0	$(5,349)

Totals	$23,075	$667,667	$45,773	$736,515

There were no significant transfers between Level 1 and 2 during the period ended March 31, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2014:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2014 (2)
Investments in Securities, at Value
Bank Loan Obligations	$17,538	$0	$(17,346)	$9	$162	$(363)	$0	$0	$0	$0
Corporate Bonds & Notes
Banking & Finance	0	23,332	0	0	0	(130)	0	0	23,202	(130)
Industrials	1,997	550	(143)	0	0	52	0	0	2,456	61
Utilities	1,164	0	0	7	0	177	0	0	1,348	177
Asset-Backed Securities	20,294	0	(9,060)	49	680	(779)	0	0	11,184	(188)
Common Stocks
Health Care	3,603	720	0	0	(8)	3,020	0	0	7,335	3,020

	$44,596	$24,602	$(26,549)	$65	$834	$1,977	$0	$0	$45,525	$2,940

Financial Derivative Instruments - Assets
Over the counter	$211	$0	$0	$0	$0	$37	$0	$0	$248	$37

Financial Derivative Instruments - Liabilities
Over the counter	$(2,445)	$5,265	$0	$0	$(5,002)	$2,182	$0	$0	$0	$0

Totals	$42,362	$29,867	$(26,549)	$65	$(4,168)	$4,196	$0	$0	$45,773	$2,977

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	87

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

March 31, 2014

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2014	Valuation Technique		Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$23,202	Benchmark Pricing		Base Price	100.00
Industrials	2,456	Third-Party Vendor		Broker Quote	101.50-111.75
Utilities	1,348	Third-Party Vendor		Broker Quote	113.50
Asset-Backed Securities	11,184	Benchmark Pricing		Base Price	101.50
Common Stocks
Health Care	7,335	Other Valuation Techniques	(3)	—	—

Financial Derivative Instruments - Assets
Over the counter	248	Indicative Market Quotation		Broker Quote	9.72

Total	$45,773

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Portfolio.

88	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Investment Grade Corporate Portfolio

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 83.5%

BANK LOAN OBLIGATIONS 0.3%
Activision Blizzard, Inc.
3.250% due 10/12/2020	$1,780	$1,782
CSC Holdings, Inc.
2.653% due 04/17/2020	5,067	5,016
RPI Financial Trust
3.250% due 05/09/2018	4,332	4,354

Total Bank Loan Obligations (Cost $11,144)		11,152

CORPORATE BONDS & NOTES 76.5%

BANKING & FINANCE 53.6%
Abbey National Treasury Services PLC
3.875% due 11/10/2014	1,000	1,021
4.000% due 03/13/2024	7,100	7,177
AGFC Capital Trust
6.000% due 01/15/2067	3,080	2,618
AgriBank FCB
9.125% due 07/15/2019	500	642
Ally Financial, Inc.
6.750% due 12/01/2014	100	104
American Express Co.
6.800% due 09/01/2066	3,405	3,744
7.250% due 05/20/2014	1,000	1,009
American Express Credit Corp.
0.785% due 03/18/2019	26,000	26,095
American International Group, Inc.
5.050% due 10/01/2015	1,000	1,064
5.450% due 05/18/2017	8,490	9,483
5.850% due 01/16/2018	29,285	33,502
8.175% due 05/15/2068	117,100	154,426
ANZ New Zealand International Ltd.
3.125% due 08/10/2015	10,000	10,326
AXA S.A.
6.463% due 12/14/2018 (d)	10,000	10,563
Banco Bradesco S.A.
2.336% due 05/16/2014	2,500	2,501
Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.750% due 01/18/2017	9,300	10,114
Banco do Brasil S.A.
3.875% due 10/10/2022	200	187
Banco Santander Brasil S.A.
4.625% due 02/13/2017	31,825	33,655
Bank of America Corp.
2.000% due 01/11/2018	13,325	13,315
2.650% due 04/01/2019 (a)	7,000	7,033
4.000% due 04/01/2024 (a)	3,950	3,954
5.625% due 10/14/2016	450	498
5.650% due 05/01/2018	11,515	13,032
5.700% due 05/02/2017	210	234
5.750% due 12/01/2017	25	28
6.000% due 09/01/2017	22,600	25,663
6.400% due 08/28/2017	44,800	51,478
6.500% due 08/01/2016	3,440	3,855
6.875% due 04/25/2018	52,700	62,221
6.875% due 11/15/2018	800	954
7.625% due 06/01/2019	915	1,128
Bank of America N.A.
0.513% due 06/15/2016	3,600	3,571
5.300% due 03/15/2017	3,100	3,414
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.645% due 03/10/2017	8,650	8,661
2.300% due 03/10/2019	9,500	9,482

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bank One Capital
8.750% due 09/01/2030	$75	$100
Barclays Bank PLC
7.625% due 11/21/2022	18,000	19,890
10.179% due 06/12/2021	8,010	10,780
BBVA Bancomer S.A.
6.500% due 03/10/2021	1,000	1,086
6.750% due 09/30/2022	200	220
BBVA U.S. Senior S.A.U.
4.664% due 10/09/2015	19,850	20,855
Bear Stearns Cos. LLC
4.650% due 07/02/2018	11,837	12,976
5.550% due 01/22/2017	7,630	8,466
6.400% due 10/02/2017	17,645	20,385
7.250% due 02/01/2018	33,400	39,802
BNP Paribas S.A.
5.000% due 01/15/2021	7,300	8,115
7.195% due 06/25/2037 (d)	5,600	6,006
BPCE S.A.
5.150% due 07/21/2024	1,500	1,495
5.700% due 10/22/2023	13,000	13,539
Cantor Fitzgerald LP
7.875% due 10/15/2019	13,140	13,957
CBA Capital Trust
6.024% due 03/15/2016 (d)	8,665	9,194
Citigroup, Inc.
0.505% due 06/09/2016	1,000	988
0.775% due 03/10/2017	5,000	4,992
1.023% due 04/01/2016	12,200	12,289
1.250% due 01/15/2016	4,650	4,669
1.700% due 07/25/2016	6,100	6,173
3.953% due 06/15/2016	2,104	2,231
4.587% due 12/15/2015	200	212
4.750% due 05/19/2015	1,793	1,873
4.875% due 05/07/2015	5,000	5,211
5.000% due 09/15/2014	12,000	12,234
6.000% due 08/15/2017	17,600	19,968
6.125% due 11/21/2017	6,710	7,691
8.500% due 05/22/2019	5,691	7,261
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.875% due 02/08/2022	17,500	18,156
11.000% due 06/30/2019 (d)	7,000	9,310
Credit Agricole S.A.
8.125% due 09/19/2033	6,600	7,570
Credit Suisse
6.500% due 08/08/2023	600	660
DBS Bank Ltd.
0.849% due 07/15/2021	8,800	8,540
Deutsche Annington Finance BV
3.200% due 10/02/2017	16,600	17,055
5.000% due 10/02/2023	6,455	6,714
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	939	974
Duke Realty LP
8.250% due 08/15/2019	4,100	5,084
Export-Import Bank of Korea
4.000% due 01/29/2021	6,700	7,079
5.875% due 01/14/2015	200	208
First American Financial Corp.
4.300% due 02/01/2023	4,175	4,100
Ford Motor Credit Co. LLC
1.333% due 08/28/2014	35,700	35,842
1.500% due 01/17/2017	3,600	3,592
2.375% due 01/16/2018	2,800	2,827
2.500% due 01/15/2016	600	616
2.750% due 05/15/2015	7,830	7,992
3.000% due 06/12/2017	7,300	7,589

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.984% due 06/15/2016	$7,390	$7,835
4.207% due 04/15/2016	18,956	20,101
4.250% due 02/03/2017	1,000	1,075
5.625% due 09/15/2015	13,500	14,396
6.625% due 08/15/2017	38,573	44,600
7.000% due 04/15/2015	30,400	32,347
8.000% due 12/15/2016	5,600	6,563
8.125% due 01/15/2020	6,200	7,830
12.000% due 05/15/2015	2,425	2,723
General Electric Capital Corp.
6.375% due 11/15/2067	3,650	4,029
Genworth Global Funding Trusts
0.429% due 04/15/2014	100	100
Goldman Sachs Group, Inc.
5.950% due 01/18/2018	14,929	16,925
6.150% due 04/01/2018	6,150	7,039
6.250% due 09/01/2017	19,245	21,998
6.450% due 05/01/2036	4,700	5,234
7.500% due 02/15/2019	300	363
Goodman Funding Pty. Ltd.
6.375% due 04/15/2021	2,000	2,274
Hanover Insurance Group, Inc.
6.375% due 06/15/2021	2,000	2,281
HBOS Capital Funding LP
6.071% due 06/30/2014 (d)	14,500	14,572
HBOS PLC
6.000% due 11/01/2033	1,265	1,320
6.750% due 05/21/2018	34,030	38,633
HDFC Bank Ltd.
3.000% due 11/30/2016	1,200	1,220
Health Care REIT, Inc.
3.625% due 03/15/2016	5,248	5,514
Healthcare Realty Trust, Inc.
5.750% due 01/15/2021	200	222
HSBC Bank PLC
0.876% due 05/15/2018	2,050	2,059
4.125% due 08/12/2020	3,900	4,141
HSBC Finance Corp.
0.666% due 06/01/2016	100	100
6.676% due 01/15/2021	12,300	14,375
HSBC Holdings PLC
4.000% due 03/30/2022	800	832
4.875% due 01/14/2022	100	110
5.100% due 04/05/2021	400	448
7.625% due 05/17/2032	1,230	1,597
ICICI Bank Ltd.
4.750% due 11/25/2016	5,100	5,396
ING Bank NV
1.375% due 03/07/2016	3,400	3,411
2.000% due 09/25/2015	2,000	2,033
4.125% due 11/21/2023	650	653
5.800% due 09/25/2023	16,000	17,097
ING U.S., Inc.
2.900% due 02/15/2018	9,350	9,591
IntercontinentalExchange Group, Inc.
4.000% due 10/15/2023	20,000	20,792
International Lease Finance Corp.
6.500% due 09/01/2014	10,000	10,250
6.750% due 09/01/2016	13,030	14,561
7.125% due 09/01/2018	7,500	8,756
Intesa Sanpaolo SpA
3.125% due 01/15/2016	200	205
6.500% due 02/24/2021	2,300	2,598
Jackson National Life Global Funding
1.250% due 02/21/2017	9,000	8,898
JPMorgan Chase & Co.
4.950% due 03/25/2020	21,519	23,962

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	89

Schedule of Investments PIMCO Investment Grade Corporate Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 01/15/2018		$1,500	$1,723
7.900% due 04/30/2018 (d)		12,000	13,620
JPMorgan Chase Bank N.A.
0.563% due 06/13/2016		25,750	25,632
5.875% due 06/13/2016		4,850	5,349
6.000% due 07/05/2017		8,200	9,304
6.000% due 10/01/2017		23,000	26,225
JPMorgan Chase Capital
1.184% due 09/30/2034		3,000	2,528
Kilroy Realty LP
5.000% due 11/03/2015		200	213
Korea Development Bank
3.500% due 08/22/2017		11,000	11,670
3.875% due 05/04/2017		700	750
Korea Finance Corp.
2.250% due 08/07/2017		21,500	21,925
3.250% due 09/20/2016		7,700	8,104
LBG Capital PLC
8.500% due 12/17/2021 (d)		10,000	10,752
Lehman Brothers Holdings, Inc.
5.875% due 11/15/2017 ^		8,150	1,956
6.875% due 05/02/2018 ^		16,693	4,111
7.020% due 05/12/2014 ^		5,190	1,233
7.875% due 05/08/2018 ^	GBP	16,500	6,602
Lloyds Bank PLC
12.000% due 12/16/2024 (d)		$1,550	2,125
Loews Corp.
5.250% due 03/15/2016		2,000	2,166
Macquarie Group Ltd.
7.300% due 08/01/2014		6,050	6,182
MassMutual Global Funding
2.875% due 04/21/2014		100	100
MetLife, Inc.
6.400% due 12/15/2066		30	32
Metropolitan Life Global Funding
0.769% due 07/15/2016		3,770	3,797
Morgan Stanley
4.100% due 01/26/2015		400	412
5.450% due 01/09/2017		14,165	15,672
5.500% due 01/26/2020		300	339
5.625% due 09/23/2019		1,600	1,823
5.950% due 12/28/2017		325	371
6.000% due 04/28/2015		10,000	10,559
6.250% due 08/28/2017		17,390	19,921
6.625% due 04/01/2018		31,400	36,646
National City Bank
5.250% due 12/15/2016		3,000	3,315
Nationwide Building Society
4.650% due 02/25/2015		2,100	2,176
6.250% due 02/25/2020		550	642
Nippon Life Insurance Co.
5.000% due 10/18/2042		3,900	4,110
Nomura Holdings, Inc.
2.000% due 09/13/2016		2,300	2,330
Nordea Bank AB
3.125% due 03/20/2017		11,310	11,888
3.700% due 11/13/2014		390	398
4.875% due 01/27/2020		4,823	5,354
Omega Healthcare Investors, Inc.
4.950% due 04/01/2024		2,250	2,214
OMX Timber Finance Investments LLC
5.420% due 01/29/2020		200	224
PPF Funding, Inc.
5.125% due 06/01/2015		5,049	5,252
5.700% due 04/15/2017		3,500	3,775
Prologis LP
4.250% due 08/15/2023		2,500	2,548

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Prudential Financial, Inc.
7.375% due 06/15/2019	$350	$429
QBE Capital Funding Ltd.
7.250% due 05/24/2041	5,000	5,357
RCI Banque S.A.
2.112% due 04/11/2014	4,900	4,902
4.600% due 04/12/2016	12,500	13,249
Resona Bank Ltd.
5.850% due 04/15/2016 (d)	6,900	7,418
Royal Bank of Canada
1.200% due 01/23/2017	11,200	11,210
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)	26,135	28,487
Royal Bank of Scotland PLC
0.942% due 04/11/2016	5,600	5,509
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017	10,000	10,413
SL Green Realty Corp.
4.500% due 12/01/2022	6,700	6,639
5.000% due 08/15/2018	6,350	6,887
SLM Corp.
3.875% due 09/10/2015	5,150	5,330
5.000% due 04/15/2015	300	312
5.050% due 11/14/2014	500	513
5.500% due 01/15/2019	7,600	8,068
5.625% due 08/01/2033	2,000	1,780
6.250% due 01/25/2016	1,600	1,726
7.250% due 01/25/2022	2,600	2,876
8.000% due 03/25/2020	8,600	9,933
8.450% due 06/15/2018	50,650	59,830
SMFG Preferred Capital Ltd.
9.500% due 07/25/2018 (d)	14,000	17,638
Standard Chartered PLC
5.500% due 11/18/2014	1,915	1,977
State Street Capital Trust
1.233% due 06/01/2077	15,500	12,865
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017	2,001	2,120
Stone Street Trust
5.902% due 12/15/2015	13,900	14,963
Sumitomo Mitsui Financial Group, Inc.
4.436% due 04/02/2024 (a)	4,700	4,714
Swedbank AB
2.125% due 09/29/2017	5,800	5,868
Temasek Financial Ltd.
4.300% due 10/25/2019	7,550	8,307
Tiers Trust
8.125% due 09/15/2017	305	328
UBS AG
5.875% due 07/15/2016	6,047	6,677
7.625% due 08/17/2022	3,950	4,641
UBS Preferred Funding Trust
6.243% due 05/15/2016 (d)	15,000	16,050
UDR, Inc.
3.700% due 10/01/2020	600	610
USB Capital
3.500% due 05/01/2014 (d)	14,250	12,041
Wachovia Capital Trust
5.570% due 05/01/2014 (d)	25,010	24,166
Wells Fargo & Co.
4.480% due 01/16/2024	9,200	9,525
7.980% due 03/15/2018 (d)	17,800	20,314
Wells Fargo Capital
5.950% due 12/01/2086	9,000	9,045
Weyerhaeuser Co.
7.375% due 10/01/2019	3,500	4,260

		2,007,422

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 13.7%
AbbVie, Inc.
1.200% due 11/06/2015	$17,000	$17,153
Altria Group, Inc.
2.850% due 08/09/2022	4,100	3,855
American Airlines Pass-Through Trust
5.250% due 07/31/2022	5,888	6,389
American Tower Corp.
3.400% due 02/15/2019	1,214	1,246
4.500% due 01/15/2018	500	540
5.050% due 09/01/2020	400	431
7.250% due 05/15/2019	1,800	2,143
Anglo American Capital PLC
2.625% due 09/27/2017	1,000	1,016
Asciano Finance Ltd.
4.625% due 09/23/2020	4,005	4,146
Aviation Capital Group Corp.
7.125% due 10/15/2020	14,600	16,399
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016	1,638	1,703
Boston Scientific Corp.
2.650% due 10/01/2018	5,430	5,478
Burlington Northern Santa Fe LLC
4.100% due 06/01/2021	5,000	5,277
8.125% due 04/15/2020	7,000	8,777
Cameron International Corp.
1.166% due 06/02/2014	2,000	2,003
Canadian Natural Resources Ltd.
0.609% due 03/30/2016	2,600	2,600
Canadian Oil Sands Ltd.
7.750% due 05/15/2019	2,800	3,404
Cielo S.A.
3.750% due 11/16/2022	9,500	8,871
Colorado Interstate Gas Co. LLC
6.800% due 11/15/2015	49	54
Comcast Cable Communications Holdings, Inc.
9.455% due 11/15/2022	40	57
Comcast Corp.
5.850% due 11/15/2015	125	136
ConAgra Foods, Inc.
1.900% due 01/25/2018	2,426	2,408
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	3,500	3,535
4.750% due 07/12/2022	8,519	9,201
6.000% due 07/12/2020	1,143	1,205
7.250% due 05/10/2021	743	870
7.707% due 10/02/2022	29	34
9.000% due 01/08/2018	1,317	1,509
Continental Resources, Inc.
4.500% due 04/15/2023	3,300	3,424
Covidien International Finance S.A.
6.000% due 10/15/2017	175	201
COX Communications, Inc.
3.250% due 12/15/2022	9,250	8,707
5.500% due 10/01/2015	125	133
5.875% due 12/01/2016	100	112
Crown Castle Towers LLC
6.113% due 01/15/2040	200	230
CVS Pass-Through Trust
6.943% due 01/10/2030	6,183	7,324
7.507% due 01/10/2032	2,007	2,478
Daimler Finance North America LLC
3.000% due 03/28/2016	1,900	1,976
Delta Air Lines Pass-Through Trust
6.200% due 01/02/2020	533	596
7.750% due 06/17/2021	11,784	13,788
8.021% due 02/10/2024	352	406

90	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
El Paso LLC
7.800% due 08/01/2031	$23,385	$24,980
8.050% due 10/15/2030	9,200	9,851
Energy Transfer Partners LP
8.500% due 04/15/2014	3,848	3,858
9.700% due 03/15/2019	444	574
Enterprise Products Operating LLC
3.350% due 03/15/2023	2,500	2,444
3.900% due 02/15/2024	700	705
6.500% due 01/31/2019	1,634	1,935
General Electric Co.
2.700% due 10/09/2022	1,100	1,068
Georgia-Pacific LLC
8.875% due 05/15/2031	4,000	5,839
Gerdau Holdings, Inc.
7.000% due 01/20/2020	5,200	5,798
Gerdau Trade, Inc.
5.750% due 01/30/2021	500	515
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	3,500	3,045
Imperial Tobacco Finance PLC
3.500% due 02/11/2023	1,300	1,249
Incitec Pivot Ltd.
4.000% due 12/07/2015	7,000	7,277
International Paper Co.
7.500% due 08/15/2021	210	265
JB Hunt Transport Services, Inc.
2.400% due 03/15/2019	2,400	2,383
Kerr-McGee Corp.
7.875% due 09/15/2031	1,360	1,770
Lender Processing Services, Inc.
5.750% due 04/15/2023	3,350	3,589
Masco Corp.
7.125% due 03/15/2020	1,000	1,160
McKesson Corp.
3.796% due 03/15/2024	16,800	16,853
Midcontinent Express Pipeline LLC
6.700% due 09/15/2019	29,100	29,685
Mondelez International, Inc.
2.250% due 02/01/2019	1,250	1,240
NBCUniversal Media LLC
4.375% due 04/01/2021	300	326
Newcrest Finance Pty. Ltd.
4.200% due 10/01/2022	3,775	3,262
Nissan Motor Acceptance Corp.
2.350% due 03/04/2019	5,000	4,977
Northwest Pipeline LLC
5.950% due 04/15/2017	990	1,107
ONEOK Partners LP
5.000% due 09/15/2023	2,000	2,148
Owens Corning
4.200% due 12/15/2022	250	248
Penske Truck Leasing Co. LP
2.500% due 07/11/2014	2,300	2,311
PepsiCo, Inc.
0.436% due 07/30/2015	1,250	1,252
Petrobras International Finance Co.
7.875% due 03/15/2019	5,700	6,531
Petrofac Ltd.
3.400% due 10/10/2018	2,800	2,857
Pioneer Natural Resources Co.
5.875% due 07/15/2016	6,915	7,632
6.650% due 03/15/2017	3,000	3,417
6.875% due 05/01/2018	4,800	5,619
7.500% due 01/15/2020	3,850	4,702
Pride International, Inc.
8.500% due 06/15/2019	1,600	2,023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QVC, Inc.
3.125% due 04/01/2019	$11,725	$11,668
4.850% due 04/01/2024	9,700	9,847
Reed Elsevier Capital, Inc.
3.125% due 10/15/2022	278	267
Reynolds American, Inc.
6.750% due 06/15/2017	12,300	14,194
Rock Tenn Co.
4.450% due 03/01/2019	2,400	2,575
Rockies Express Pipeline LLC
5.625% due 04/15/2020	21,525	21,202
Rohm & Haas Co.
6.000% due 09/15/2017	3,081	3,505
SBA Tower Trust
3.598% due 04/15/2043	27,600	27,071
Southwestern Energy Co.
4.100% due 03/15/2022	850	875
7.500% due 02/01/2018	3,000	3,562
Statoil ASA
1.200% due 01/17/2018	675	663
Sunoco Logistics Partners Operations LP
3.450% due 01/15/2023	500	476
Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021	7,100	7,697
TCI Communications, Inc.
8.750% due 08/01/2015	127	141
Telefonica Emisiones S.A.U.
3.729% due 04/27/2015	6,000	6,177
4.949% due 01/15/2015	14,350	14,797
6.421% due 06/20/2016	4,750	5,263
Time Warner Cable, Inc.
5.000% due 02/01/2020	2,000	2,188
6.550% due 05/01/2037	4,400	5,126
8.750% due 02/14/2019	1,200	1,520
Time Warner, Inc.
7.625% due 04/15/2031	505	675
7.700% due 05/01/2032	185	249
Transocean, Inc.
6.000% due 03/15/2018	7,792	8,675
6.500% due 11/15/2020	4,044	4,549
7.375% due 04/15/2018	3,364	3,874
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	2,547	2,960
UAL Equipment Trust AB
10.850% due 02/19/2015 ^	440	222
UAL Pass-Through Trust
9.750% due 07/15/2018	3,666	4,216
UAL Pass-Through Trust AB
10.125% due 03/22/2015 ^	939	567
Universal Health Services, Inc.
7.125% due 06/30/2016	500	560
Viacom, Inc.
2.500% due 09/01/2018	5,650	5,721
Williams Partners LP
4.300% due 03/04/2024	1,000	1,007
Wynn Las Vegas LLC
5.375% due 03/15/2022	10,000	10,488
7.750% due 08/15/2020	2,500	2,794
Xstrata Finance Canada Ltd.
4.250% due 10/25/2022	5,200	5,080

		514,761

UTILITIES 9.2%
AEP Texas Central Co.
6.650% due 02/15/2033	300	372
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	15,150	17,764

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Appalachian Power Co.
7.950% due 01/15/2020	$200	$253
BG Energy Capital PLC
4.000% due 10/15/2021	8,000	8,312
Bruce Mansfield Unit
6.850% due 06/01/2034	1,480	1,607
BVPS Funding Corp.
8.890% due 06/01/2017	659	703
Consumers Energy Co.
5.500% due 08/15/2016	1,730	1,915
Dominion Resources, Inc.
6.000% due 11/30/2017	500	571
Duke Energy Ohio, Inc.
6.900% due 06/01/2025	2,821	3,452
Entergy Arkansas, Inc.
3.700% due 06/01/2024	3,450	3,509
FirstEnergy Corp.
7.375% due 11/15/2031	288	332
Gazprom OAO Via Gaz Capital S.A.
6.212% due 11/22/2016	130	138
Indiana Michigan Power Co.
7.000% due 03/15/2019	5,175	6,226
Jersey Central Power & Light Co.
5.650% due 06/01/2017	700	774
Kentucky Power Co.
6.000% due 09/15/2017	18,600	20,532
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017	2,700	2,765
Metropolitan Edison Co.
7.700% due 01/15/2019	155	186
NGPL PipeCo LLC
7.119% due 12/15/2017	28,745	28,386
Ohio Edison Co.
6.875% due 07/15/2036	1,100	1,382
Oncor Electric Delivery Co. LLC
6.800% due 09/01/2018	750	886
Pacific Bell Telephone Co.
7.125% due 03/15/2026	8,029	10,039
Petrobras Global Finance BV
6.250% due 03/17/2024	9,000	9,296
Plains All American Pipeline LP
8.750% due 05/01/2019	2,300	2,944
PNPP Funding Corp.
9.120% due 05/30/2016	410	426
PSEG Power LLC
5.320% due 09/15/2016	14,600	16,092
Public Service Co. of Oklahoma
6.625% due 11/15/2037	2,200	2,734
Qtel International Finance Ltd.
3.375% due 10/14/2016	500	526
Rosneft Finance S.A.
7.500% due 07/18/2016	4,200	4,568
7.875% due 03/13/2018	16,250	18,241
Telecom Italia Capital S.A.
6.175% due 06/18/2014	4,004	4,049
Utility Contract Funding LLC
7.944% due 10/01/2016	246	271
Verizon Communications, Inc.
2.500% due 09/15/2016	3,000	3,109
4.500% due 09/15/2020	5,400	5,875
5.150% due 09/15/2023	138,800	152,199
6.400% due 09/15/2033	3,100	3,691
6.550% due 09/15/2043	8,600	10,504

		344,629

Total Corporate Bonds & Notes (Cost $2,660,941)		2,866,812

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	91

Schedule of Investments PIMCO Investment Grade Corporate Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.0%

UTAH 0.0%
Utah Transit Authority Revenue Bonds, (BABs), Series 2009
5.937% due 06/15/2039	$725	$862

Total Municipal Bonds & Notes (Cost $739)		862

U.S. GOVERNMENT AGENCIES 0.0%
Ginnie Mae
8.500% due 08/15/2030	24	28

Total U.S. Government Agencies (Cost $24)		28

U.S. TREASURY OBLIGATIONS 1.8%
U.S. Treasury Bonds
3.625% due 08/15/2043	24,400	24,701
U.S. Treasury Inflation Protected Securities (c)
0.375% due 07/15/2023	1,658	1,642
U.S. Treasury Notes
2.500% due 08/15/2023 (g)(i)	2,000	1,972
2.750% due 11/15/2023	2,100	2,110
2.750% due 02/15/2024	37,750	37,841

Total U.S. Treasury Obligations (Cost $68,525)		68,266

MORTGAGE-BACKED SECURITIES 0.1%
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.302% due 01/15/2046	2,600	2,772
Structured Asset Mortgage Investments Trust
0.856% due 03/19/2034	1,880	1,840

Total Mortgage-Backed Securities (Cost $4,390)		4,612

ASSET-BACKED SECURITIES 0.3%
Denver Arena Trust
6.940% due 11/15/2019	223	229
Inwood Park CDO Ltd.
0.462% due 01/20/2021	778	774
Race Point CLO Ltd.
1.533% due 12/15/2022	5,000	5,005
Springleaf Funding Trust
3.920% due 01/16/2023	3,200	3,286

Total Asset-Backed Securities (Cost $9,117)		9,294

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.0%
Korea Housing Finance Corp.
4.125% due 12/15/2015	$1,400	$1,480

Total Sovereign Issues (Cost $1,410)		1,480

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.9%

BANKING & FINANCE 0.9%
Wells Fargo & Co.
7.500% due 12/31/2049 (d)	27,300	32,023

Total Convertible Preferred Securities (Cost $21,287)		32,023

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Citigroup Capital
7.875% due 10/30/2040	8,000	222
Goldman Sachs Group, Inc.
3.750% due 04/30/2014 (d)	200,000	3,826

		4,048

UTILITIES 0.0%
SCE Trust
5.750% due 03/15/2024 (d)	20,000	512

Total Preferred Securities (Cost $5,714)		4,560

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 3.5%

CERTIFICATES OF DEPOSIT 1.5%
Credit Suisse
0.444% due 01/12/2015	$22,900	22,905
0.556% due 08/24/2015	6,000	6,000
0.610% due 01/28/2016	7,000	7,006
Intesa Sanpaolo SpA
1.650% due 04/07/2015	20,600	20,606

		56,517

COMMERCIAL PAPER 1.7%
Entergy Corp.
0.940% due 05/30/2014	22,500	22,465
Holcim U.S. Finance SARL
0.410% due 05/02/2014	17,600	17,594

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Philip Morris International, Inc.
0.150% due 04/30/2014	$25,000	$24,998

		65,057

REPURCHASE AGREEMENTS (e) 0.2%
		8,170

SHORT-TERM NOTES 0.0%
Mid-America Apartments LP
6.250% due 06/15/2014	1,600	1,618

U.S. TREASURY BILLS 0.1%
0.074% due 08/14/2014 - 03/05/2015 (b)(g)	2,032	2,031

Total Short-Term Instruments (Cost $133,359)		133,393

Total Investments in Securities (Cost $2,916,650)		3,132,481

	SHARES
INVESTMENTS IN AFFILIATES 15.0%

SHORT-TERM INSTRUMENTS 15.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 15.0%
PIMCO Short-Term Floating NAV Portfolio	6,170,540	61,736
PIMCO Short-Term Floating NAV Portfolio III	50,115,937	500,709

Total Short-Term Instruments (Cost $562,680)		562,445

Total Investments in Affiliates (Cost $562,680)		562,445

Total Investments 98.5% (Cost $3,479,330)		$3,694,926

Financial Derivative Instruments (f)(h) 0.6% (Cost or Premiums, net $9,021)		23,466

Other Assets and Liabilities, net 0.9%		31,593

Net Assets 100.0%		$3,749,985

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.

92	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$8,170	Fannie Mae 2.260% due 10/17/2022	$(8,334)	$8,170	$8,170

Total Repurchase Agreements						$(8,334)	$8,170	$8,170

(1)	Includes accrued interest.

As of March 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $8,397 at a weighted average interest rate of (0.829%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$8,170	$0	$0	$0	$8,170	$(8,334)	$(164)

Total Borrowings and Other Financing Transactions	$8,170	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$122.000	05/23/2014	889	$(342)	$(337)
Call - CBOT U.S. Treasury 10-Year Note June Futures	125.500	05/23/2014	150	(39)	(34)
Call - CBOT U.S. Treasury 10-Year Note June Futures	126.000	05/23/2014	739	(288)	(120)

				$(669)	$(491)

Total Written Options				$(669)	$(491)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2014	132	$(59)	$16	$0
90-Day Eurodollar March Futures	Long	03/2015	717	197	27	0
U.S. Treasury 10-Year Note June Futures	Long	06/2014	1,316	(402)	0	(82)

Total Futures Contracts				$(264)	$43	$(82)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
CDX.IG-21 5-Year Index	(1.000%	)	12/20/2018	$164,400	$(2,998)	$(494)	$0	$(104)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	93

Schedule of Investments PIMCO Investment Grade Corporate Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-20 5-Year Index	1.000%	06/20/2018	$19,100	$382	$237	$12	$0
CDX.IG-21 5-Year Index	1.000%	12/20/2018	396,300	7,226	1,882	253	0
CDX.IG-22 5-Year Index	1.000%	06/20/2019	162,500	2,545	148	104	(4)

				$10,153	$2,267	$369	$(4)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	0.800%	07/15/2014	$37,800	$(104)	$30	$0	$(1)
Pay	3-Month USD-LIBOR	3.000%	06/20/2023	40,200	(1,573)	832	0	(57)
Receive	3-Month USD-LIBOR	3.000%	12/18/2023	108,500	(2,693)	(3,957)	131	0
Receive	3-Month USD-LIBOR	3.000%	06/18/2024	71,400	(430)	(2,183)	97	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	120,000	(133)	(4,664)	585	0

					$(4,933)	$(9,942)	$813	$(58)

Total Swap Agreements					$2,222	$(8,169)	$1,182	$(166)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(g)	Securities with an aggregate market value of $3,173 and cash of $25,420 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (5)		Total	Market Value	Variation Margin Liability (5)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$43	$1,203	$1,246	$(491)	$(99)	$(166)	$(756)

(5)	Unsettled variation margin liability of $(17) for closed futures and unsettled variation margin asset of $21 for closed swap agreements is outstanding at period end.

(h) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	46,900	$3,718	$4,703

Total Purchased Options								$3,718	$4,703

94	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	197,100	$(3,706)	$(5,597)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700%	05/19/2014		2,200	(12)	(5)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.200%	05/19/2014		2,200	(13)	(3)

								$(3,731)	$(5,605)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-21 5-Year Index	Sell	1.000%	06/18/2014	$	36,200	$(72)	$(14)

JPM	Put - OTC CDX.IG-21 5-Year Index	Sell	0.750%	06/18/2014		74,100	(139)	(87)

							$(211)	$(101)

Total Written Options							$(3,942)	$(5,706)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount	Premiums
Balance at 03/31/2013	112	$4,445,700	$(8,645)
Sales	3,702	2,657,500	(10,451)
Closing Buys	0	(3,093,100)	4,286
Expirations	(1,613)	(3,574,100)	9,720
Exercised	(423)	(124,200)	479

Balance at 03/31/2014	1,778	$311,800	$(4,611)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	CNA Financial Corp.	(0.470%	)	12/20/2014	0.107%	$ 2,000	$0	$(6)	$0	$(6)

JPM	Loews Corp.	(0.280%	)	03/20/2016	0.118%	2,000	0	(7)	0	(7)

							$0	$(13)	$0	$(13)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	12/20/2017	0.391%	$2,400	$(13)	$68	$55	$0
	Brazil Government International Bond	1.000%	12/20/2018	1.558%	20,800	(1,049)	533	0	(516)
	Caterpillar, Inc.	1.000%	03/20/2016	0.125%	3,400	47	13	60	0
	Italy Government International Bond	1.000%	12/20/2018	1.248%	100	(5)	4	0	(1)
	Italy Government International Bond	1.000%	03/20/2019	1.283%	12,800	(221)	55	0	(166)
	MetLife, Inc.	1.000%	09/20/2015	0.185%	35,000	(2,615)	3,051	436	0
	MetLife, Inc.	1.000%	03/20/2019	0.619%	10,000	107	80	187	0
	Prudential Financial, Inc.	1.000%	03/20/2019	0.590%	10,000	161	40	201	0
	Spain Government International Bond	1.000%	03/20/2019	1.002%	17,500	(107)	112	5	0
	Toyota Motor Corp.	1.000%	03/20/2015	0.059%	4,200	26	14	40	0
	Wells Fargo & Co.	1.000%	12/20/2016	0.184%	800	(36)	54	18	0

BPS	Brazil Government International Bond	1.000%	12/20/2018	1.558%	8,100	(313)	112	0	(201)
	HSBC Bank PLC	1.000%	03/20/2019	0.661%	15,000	189	59	248	0
	Masco Corp.	5.000%	12/20/2017	0.733%	19,700	2,585	527	3,112	0
	Petrobras International Finance Co.	1.000%	06/20/2018	2.137%	3,000	(150)	15	0	(135)
	Petrobras International Finance Co.	1.000%	06/20/2019	2.568%	2,000	(154)	4	0	(150)
	Whirlpool Corp.	1.000%	03/20/2019	0.835%	10,600	5	82	87	0

BRC	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.542%	20,000	370	78	448	0
	Ford Motor Co.	5.000%	12/20/2015	0.373%	1,550	166	(40)	126	0
	Ford Motor Co.	5.000%	09/20/2017	0.691%	10,000	1,252	240	1,492	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	95

Schedule of Investments PIMCO Investment Grade Corporate Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Ford Motor Co.	5.000%	12/20/2017	0.750%	$ 30,000	$3,863	$846	$4,709	$0
	General Electric Capital Corp.	1.000%	03/20/2015	0.255%	8,000	56	5	61	0
	General Electric Capital Corp.	1.000%	12/20/2017	0.440%	750	(9)	24	15	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.569%	32,000	465	208	673	0
	Goldman Sachs Group, Inc.	1.000%	03/20/2019	0.904%	4,000	13	6	19	0
	Italy Government International Bond	1.000%	12/20/2018	1.248%	100	(5)	4	0	(1)
	MetLife, Inc.	1.000%	09/20/2017	0.418%	10,000	(781)	985	204	0
	MetLife, Inc.	1.000%	12/20/2018	0.589%	11,000	0	211	211	0
	MetLife, Inc.	1.000%	03/20/2019	0.619%	3,300	24	37	61	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%	3,200	(12)	45	33	0
	Morgan Stanley	1.000%	12/20/2018	0.783%	5,000	7	44	51	0
	Spain Government International Bond	1.000%	03/20/2019	1.002%	1,900	(18)	18	0	0
	Toyota Motor Corp.	1.000%	03/20/2015	0.059%	3,300	16	16	32	0

CBK	Brazil Government International Bond	1.000%	12/20/2018	1.558%	3,000	(143)	68	0	(75)
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2016	0.351%	9,500	(102)	243	141	0
	Mexico Government International Bond	1.000%	03/20/2018	0.631%	100	1	1	2	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%	6,100	(21)	82	61	0

DUB	Berkshire Hathaway, Inc.	1.000%	12/20/2017	0.391%	8,700	(35)	233	198	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.542%	28,750	485	160	645	0
	Commonwealth Bank of Australia	1.000%	03/20/2019	0.686%	6,700	72	32	104	0
	Ford Motor Co.	5.000%	09/20/2017	0.691%	2,000	251	47	298	0
	Ford Motor Co.	5.000%	12/20/2017	0.750%	32,500	4,022	1,079	5,101	0
	Ford Motor Co.	5.000%	03/20/2019	1.027%	3,800	709	15	724	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.222%	3,000	18	1	19	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.569%	500	8	3	11	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%	16,600	(319)	103	0	(216)
	MetLife, Inc.	1.000%	09/20/2015	0.185%	1,000	(57)	69	12	0
	MetLife, Inc.	1.000%	03/20/2019	0.619%	20,550	258	125	383	0
	Morgan Stanley	1.000%	03/20/2021	1.074%	5,000	(38)	16	0	(22)
	Prudential Financial, Inc.	1.000%	03/20/2019	0.590%	7,550	131	21	152	0
	Spain Government International Bond	1.000%	03/20/2019	1.002%	16,000	(91)	94	3	0
	Whirlpool Corp.	1.000%	03/20/2019	0.835%	7,800	(75)	139	64	0

FBF	MetLife, Inc.	1.000%	03/20/2019	0.619%	2,550	32	16	48	0

GST	HSBC Bank PLC	1.000%	03/20/2021	0.900%	8,000	21	33	54	0
	Italy Government International Bond	1.000%	12/20/2018	1.248%	9,300	(606)	505	0	(101)
	Italy Government International Bond	1.000%	03/20/2019	1.283%	65,800	(1,115)	261	0	(854)
	Prudential Financial, Inc.	1.000%	12/20/2018	0.556%	14,000	74	215	289	0
	Spain Government International Bond	1.000%	03/20/2019	1.002%	11,500	(99)	101	2	0

HUS	Italy Government International Bond	1.000%	12/20/2016	0.851%	10,300	(100)	145	45	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%	3,200	(67)	26	0	(41)
	Petrobras International Finance Co.	1.000%	06/20/2019	2.568%	2,300	(189)	17	0	(172)
	Russia Government International Bond	1.000%	06/20/2019	2.147%	1,500	(94)	12	0	(82)

JPM	Brazil Government International Bond	1.000%	12/20/2018	1.558%	2,250	(120)	64	0	(56)
	Caterpillar, Inc.	1.000%	03/20/2016	0.125%	2,200	30	9	39	0
	Domtar Corp.	1.000%	03/20/2019	1.025%	1,000	(19)	18	0	(1)
	Ford Motor Credit Co. LLC	5.000%	03/20/2019	0.938%	22,000	4,179	78	4,257	0
	Italy Government International Bond	1.000%	12/20/2016	0.851%	16,800	(94)	167	73	0
	Prudential Financial, Inc.	1.000%	03/20/2019	0.590%	15,000	262	39	301	0
	Standard Chartered Bank	1.000%	03/20/2019	1.157%	7,000	(66)	17	0	(49)

MYC	Barrick Gold Corp.	1.000%	12/20/2018	1.542%	4,400	(181)	76	0	(105)
	Domtar Corp.	1.000%	03/20/2019	1.025%	1,000	(23)	22	0	(1)
	General Electric Capital Corp.	1.000%	12/20/2017	0.440%	24,500	(333)	845	512	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.569%	45,000	686	261	947	0
	Italy Government International Bond	1.000%	12/20/2016	0.851%	25,000	(129)	238	109	0
	Italy Government International Bond	1.000%	12/20/2018	1.248%	22,700	(1,073)	827	0	(246)

						$9,914	$14,073	$27,178	$(3,191)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

96	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	3-Month USD-CPURNSA Index	1.810%	02/03/2016	$	9,100	$0	$2	$2	$0

DUB	Receive	3-Month USD-CPURNSA Index	1.775%	01/29/2016		1,500	0	1	1	0

GLM	Receive	3-Month USD-CPURNSA Index	1.810%	02/03/2016		9,100	0	2	2	0

							$0	$5	$5	$0

Total Swap Agreements							$9,914	$14,065	$27,183	$(3,204)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(i)	Securities with an aggregate market value of $830 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$0	$0	$1,002	$1,002	$0	$(14)	$(683)	$(697)	$305	$(280)	$25
BPS	0	0	3,449	3,449	0	0	(486)	(486)	2,963	(3,110)	(147)
BRC	0	0	8,135	8,135	0	0	(1)	(1)	8,134	(7,960)	174
CBK	0	0	204	204	0	0	(81)	(81)	123	0	123
DUB	0	4,703	7,715	12,418	0	(5,605)	(238)	(5,843)	6,575	(6,380)	195
FBF	0	0	48	48	0	0	0	0	48	0	48
GLM	0	0	2	2	0	0	0	0	2	0	2
GST	0	0	345	345	0	0	(955)	(955)	(610)	830	220
HUS	0	0	45	45	0	0	(295)	(295)	(250)	0	(250)
JPM	0	0	4,670	4,670	0	(87)	(113)	(200)	4,470	(4,450)	20
MYC	0	0	1,568	1,568	0	0	(352)	(352)	1,216	(1,730)	(514)

Total Over the Counter	$0	$4,703	$27,183	$31,886	$0	$(5,706)	$(3,204)	$(8,910)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$43	$43
Swap Agreements	0	390	0	0	813	1,203

	$0	$390	$0	$0	$856	$1,246

Over the counter
Purchased Options	$0	$0	$0	$0	$4,703	$4,703
Swap Agreements	0	27,178	0	0	5	27,183

	$0	$27,178	$0	$0	$4,708	$31,886

	$0	$27,568	$0	$0	$5,564	$33,132

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	97

Schedule of Investments PIMCO Investment Grade Corporate Portfolio (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$491	$491
Futures	0	0	0	0	99	99
Swap Agreements	0	108	0	0	58	166

	$0	$108	$0	$0	$648	$756

Over the counter
Written Options	$0	$101	$0	$0	$5,605	$5,706
Swap Agreements	0	3,204	0	0	0	3,204

	$0	$3,305	$0	$0	$5,605	$8,910

	$0	$3,413	$0	$0	$6,253	$9,666

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$401	$401
Futures	0	0	0	0	(222)	(222)
Swap Agreements	0	1,357	0	0	(2,911)	(1,554)

	$0	$1,357	$0	$0	$(2,732)	$(1,375)

Over the counter
Written Options	$0	$148	$0	$0	$9,220	$9,368
Swap Agreements	0	19,937	0	0	221	20,158

	$0	$20,085	$0	$0	$9,441	$29,526

	$0	$21,442	$0	$0	$6,709	$28,151

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$161	$161
Futures	0	0	0	0	(265)	(265)
Swap Agreements	0	1,834	0	0	(9,942)	(8,108)

	$0	$1,834	$0	$0	$(10,046)	$(8,212)

Over the counter
Purchased Options	$0	$0	$0	$0	$577	$577
Written Options	0	110	0	0	(4,370)	(4,260)
Swap Agreements	0	(3,342)	0	0	5	(3,337)

	$0	$(3,232)	$0	$0	$(3,788)	$(7,020)

	$0	$(1,398)	$0	$0	$(13,834)	$(15,232)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

98	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$11,152	$0	$11,152
Corporate Bonds & Notes
Banking & Finance	0	2,006,224	1,198	2,007,422
Industrials	0	470,055	44,706	514,761
Utilities	0	344,629	0	344,629
Municipal Bonds & Notes
Utah	0	862	0	862
U.S. Government Agencies	0	28	0	28
U.S. Treasury Obligations	0	68,266	0	68,266
Mortgage-Backed Securities	0	4,612	0	4,612
Asset-Backed Securities	0	6,008	3,286	9,294
Sovereign Issues	0	1,480	0	1,480
Convertible Preferred Securities
Banking & Finance	32,023	0	0	32,023
Preferred Securities
Banking & Finance	4,048	0	0	4,048
Utilities	512	0	0	512
Short-Term Instruments
Certificates of Deposit	0	56,517	0	56,517
Commercial Paper	0	65,056	0	65,056
Repurchase Agreements	0	8,170	0	8,170
Short-Term Notes	0	1,618	0	1,618
U.S. Treasury Bills	0	2,031	0	2,031
	$36,583	$3,046,708	$49,190	$3,132,481

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$562,445	$0	$0	$562,445

Total Investments	$599,028	$3,046,708	$49,190	$3,694,926

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	43	1,182	0	1,225
Over the counter	0	31,886	0	31,886
	$43	$33,068	$0	$33,111

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(82)	(657)	0	(739)
Over the counter	0	(8,910)	0	(8,910)
	$(82)	$(9,567)	$0	$(9,649)

Totals	$598,989	$3,070,209	$49,190	$3,718,388

There were no significant transfers between Level 1 and 2 during the period ended March 31, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2014:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2014 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$1,296	$0	$(62)	$(2)	$(1)	$(33)	$0	$0	$1,198	$(30)
Industrials	50,704	5,713	(10,943)	(221)	(24)	(523)	0	0	44,706	(185)
Utilities	1,704	0	(92)	0	0	(5)	0	(1,607)	0	0
Asset-Backed Securities	0	3,134	0	4	0	148	0	0	3,286	149

Totals	$53,704	$8,847	$(11,097)	$(219)	$(25)	$(413)	$0	$(1,607)	$49,190	$(66)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$1,198	Third-Party Vendor	Broker Quote	103.75-112.11
Industrials	44,706	Third-Party Vendor	Broker Quote	101.00-117.00
Asset-Backed Securities	3,286	Benchmark Pricing	Base Price	102.63

Total	$49,190

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	99

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.3%

BANK LOAN OBLIGATIONS 0.2%
Activision Blizzard, Inc.
3.250% due 10/12/2020		$8,136	$8,147
CSC Holdings, Inc.
2.653% due 04/17/2020		25,486	25,229
W.R. Grace & Co.
0.500% - 3.000% due 02/03/2021		6,800	6,802

Total Bank Loan Obligations (Cost $40,201)			40,178

CORPORATE BONDS & NOTES 65.6%

BANKING & FINANCE 23.1%
Abbey National Treasury Services PLC
4.000% due 04/27/2016		1,000	1,061
American Campus Communities Operating Partnership LP
3.750% due 04/15/2023		4,200	4,014
American Express Co.
4.050% due 12/03/2042		410	378
6.800% due 09/01/2066		4,500	4,948
American Express Credit Corp.
0.785% due 03/18/2019		10,300	10,338
American International Group, Inc.
5.600% due 10/18/2016		1,000	1,108
5.850% due 01/16/2018		2,524	2,887
6.400% due 12/15/2020		800	955
6.820% due 11/15/2037		10,000	13,166
8.175% due 05/15/2068		7,750	10,220
8.250% due 08/15/2018		19,417	24,323
Banco de Credito del Peru
4.250% due 04/01/2023		23,400	22,552
5.375% due 09/16/2020		2,700	2,872
Banco de Credito e Inversiones
4.000% due 02/11/2023		6,600	6,440
Banco do Brasil S.A.
3.875% due 10/10/2022		11,050	10,304
4.500% due 01/20/2016	EUR	4,000	5,759
6.000% due 01/22/2020		$21,650	23,680
Banco Santander Brasil S.A.
4.500% due 04/06/2015		700	725
4.625% due 02/13/2017		9,300	9,835
Banco Santander Chile
3.875% due 09/20/2022		60,100	58,593
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander
4.125% due 11/09/2022		9,150	9,001
Bank of America Corp.
0.588% due 05/30/2014	EUR	6,200	8,544
3.300% due 01/11/2023		$1,300	1,256
4.875% due 04/01/2044 (a)		39,750	40,088
5.000% due 05/13/2021		8,100	8,946
5.625% due 07/01/2020		3,600	4,104
5.650% due 05/01/2018		32,100	36,329
5.700% due 01/24/2022		650	747
5.875% due 01/05/2021		3,700	4,276
5.875% due 02/07/2042		2,150	2,495
6.000% due 09/01/2017		2,605	2,958
6.400% due 08/28/2017		18,945	21,769
6.500% due 08/01/2016		1,610	1,804
6.875% due 04/25/2018		92,365	109,051
6.875% due 11/15/2018		3,300	3,937
7.625% due 06/01/2019		23,260	28,668
7.750% due 05/14/2038		15,700	20,767
Bank of America N.A.
6.000% due 10/15/2036		1,700	2,034

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bank of Scotland PLC
6.375% due 08/16/2019	GBP	2,900	$5,370
Bank of Tokyo-Mitsubishi UFJ Ltd.
3.750% due 03/10/2024		$6,650	6,706
Bank One Corp.
8.000% due 04/29/2027		3,600	4,722
Banque PSA Finance S.A.
3.875% due 01/14/2015	EUR	3,880	5,446
4.250% due 02/25/2016		18,000	26,007
Barclays Bank PLC
7.625% due 11/21/2022		$36,850	40,719
10.179% due 06/12/2021		10,940	14,723
14.000% due 06/15/2019 (c)	GBP	17,500	39,591
BBVA Banco Continental S.A.
3.250% due 04/08/2018		$7,100	7,153
5.000% due 08/26/2022		9,100	9,248
BBVA Bancomer S.A.
6.500% due 03/10/2021		40,485	43,977
6.750% due 09/30/2022		20,100	22,060
Bear Stearns Cos. LLC
4.650% due 07/02/2018		2,000	2,192
6.400% due 10/02/2017		37,900	43,786
7.250% due 02/01/2018		22,300	26,574
Berkshire Hathaway Finance Corp.
4.400% due 05/15/2042		8,200	8,043
Berkshire Hathaway, Inc.
4.500% due 02/11/2043		18,600	18,507
BNP Paribas S.A.
7.195% due 06/25/2037 (c)		17,300	18,554
7.781% due 07/02/2018 (c)	EUR	4,000	6,547
BPCE S.A.
5.700% due 10/22/2023		$5,300	5,520
Cantor Fitzgerald LP
7.875% due 10/15/2019		11,790	12,523
Chubb Corp.
6.500% due 05/15/2038		200	259
Citigroup, Inc.
0.785% due 08/25/2036		1,000	789
3.500% due 05/15/2023		1,600	1,513
6.000% due 08/15/2017		10,000	11,345
6.125% due 08/25/2036		7,100	7,792
6.625% due 06/15/2032		900	1,038
6.675% due 09/13/2043		1,400	1,645
8.125% due 07/15/2039		127,337	184,767
8.500% due 05/22/2019		10,400	13,269
CME Group, Inc.
5.300% due 09/15/2043		4,725	5,308
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
6.875% due 03/19/2020	EUR	20,800	33,849
8.400% due 06/29/2017 (c)		$7,769	8,653
11.000% due 06/30/2019 (c)		24,800	32,984
Countrywide Capital
8.050% due 06/15/2027		2,680	3,210
Credit Agricole S.A.
8.125% due 10/26/2019 (c)	GBP	100	187
8.125% due 09/19/2033		$7,900	9,061
8.375% due 10/13/2019 (c)		4,970	5,666
Credit Suisse
5.750% due 09/18/2025	EUR	5,850	8,795
6.500% due 08/08/2023		$26,425	29,068
CubeSmart LP
4.800% due 07/15/2022		2,800	2,971
Deutsche Annington Finance BV
5.000% due 10/02/2023		2,200	2,288
DNB Bank ASA
3.200% due 04/03/2017		160	168

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Doctors Co.
6.500% due 10/15/2023		$35,700	$35,553
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		23,089	23,955
Export-Import Bank of Korea
4.000% due 01/11/2017		39,485	42,748
5.375% due 10/04/2016		5,800	6,401
5.875% due 01/14/2015		500	521
Fidelity National Financial, Inc.
5.500% due 09/01/2022		30,700	32,746
First American Financial Corp.
4.300% due 02/01/2023		4,100	4,027
First Union Capital
7.950% due 11/15/2029		1,000	1,223
FMR LLC
4.950% due 02/01/2033		6,800	7,131
5.150% due 02/01/2043		7,300	7,578
Ford Holdings LLC
9.300% due 03/01/2030		8,251	11,790
Ford Motor Credit Co. LLC
1.487% due 05/09/2016		6,300	6,409
3.984% due 06/15/2016		9,800	10,390
4.207% due 04/15/2016		18,050	19,140
4.250% due 02/03/2017		21,000	22,566
5.000% due 05/15/2018		7,100	7,846
5.625% due 09/15/2015		3,000	3,199
6.625% due 08/15/2017		22,700	26,247
7.000% due 04/15/2015		10,400	11,066
8.700% due 10/01/2014		12,360	12,865
General Electric Capital Corp.
0.716% due 08/15/2036		4,000	3,336
3.800% due 06/18/2019		1,800	1,909
5.875% due 01/14/2038		85,600	101,259
6.150% due 08/07/2037		8,385	10,204
6.250% due 12/15/2022 (c)		17,500	18,805
6.375% due 11/15/2067		2,313	2,553
6.750% due 03/15/2032		4,500	5,802
6.875% due 01/10/2039		35,164	46,465
7.500% due 08/21/2035		42,268	56,515
Goldman Sachs Group, Inc.
4.000% due 03/03/2024		30,300	30,231
5.250% due 07/27/2021		17,200	19,072
5.375% due 03/15/2020		16,600	18,551
5.750% due 01/24/2022		1,100	1,249
5.950% due 01/18/2018		5,000	5,669
5.950% due 01/15/2027		210	229
6.000% due 06/15/2020		6,600	7,591
6.125% due 02/15/2033		7,400	8,596
6.150% due 04/01/2018		4,900	5,608
6.250% due 09/01/2017		17,600	20,118
6.250% due 02/01/2041		9,725	11,589
6.450% due 05/01/2036		4,000	4,454
6.750% due 10/01/2037		147,700	169,722
7.500% due 02/15/2019		92,700	112,296
Goodman Funding Pty. Ltd.
6.375% due 11/12/2020		6,200	7,056
6.375% due 04/15/2021		6,100	6,935
HBOS PLC
0.934% due 09/30/2016		1,000	993
0.988% due 03/29/2016	EUR	1,054	1,446
5.374% due 06/30/2021		8,000	11,759
6.000% due 11/01/2033		$3,500	3,652
6.750% due 05/21/2018		20,623	23,413
HCP, Inc.
6.750% due 02/01/2041		5,200	6,710
Health Care REIT, Inc.
6.500% due 03/15/2041		30,000	36,667

100	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Healthcare Realty Trust, Inc.
5.750% due 01/15/2021		$300	$333
HSBC Bank Capital Funding Sterling LP
5.862% due 04/07/2020 (c)	GBP	2,000	3,564
HSBC Bank USA N.A.
7.000% due 01/15/2039		$15,350	19,889
HSBC Capital Funding LP
10.176% due 06/30/2030 (c)		6,322	9,120
HSBC Finance Capital Trust
5.911% due 11/30/2035		4,300	4,488
HSBC Finance Corp.
6.676% due 01/15/2021		25,675	30,006
HSBC Holdings PLC
4.000% due 03/30/2022		1,200	1,249
4.875% due 01/14/2022		3,800	4,167
5.100% due 04/05/2021		32,075	35,920
6.100% due 01/14/2042		29,550	36,187
6.500% due 05/02/2036		21,400	25,275
6.500% due 09/15/2037		16,545	19,638
6.800% due 06/01/2038		25,300	31,188
7.350% due 11/27/2032		2,500	3,187
7.625% due 05/17/2032		11,547	14,990
International Lease Finance Corp.
5.650% due 06/01/2014		1,400	1,412
7.125% due 09/01/2018		34,200	39,928
Intesa Sanpaolo SpA
3.625% due 08/12/2015		1,100	1,129
6.500% due 02/24/2021		10,000	11,295
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		21,900	21,079
5.500% due 08/06/2022		25,000	25,125
5.650% due 03/19/2022		20,250	20,427
5.750% due 01/22/2021 (f)		10,000	10,450
6.200% due 04/15/2020 (f)		5,700	6,185
6.200% due 12/21/2021		8,000	8,490
JPMorgan Chase & Co.
3.250% due 09/23/2022		6,400	6,317
4.250% due 10/15/2020		34,400	36,849
4.400% due 07/22/2020		19,200	20,733
4.500% due 01/24/2022		68,500	73,980
4.625% due 05/10/2021		24,800	27,082
4.950% due 03/25/2020		6,100	6,792
5.600% due 07/15/2041		22,750	25,874
5.625% due 08/16/2043		4,800	5,180
6.000% due 01/15/2018		1,800	2,068
6.125% due 04/30/2024 (c)		20,000	19,770
6.300% due 04/23/2019		15,575	18,337
6.400% due 05/15/2038		33,649	41,842
6.750% due 02/01/2024 (c)		43,642	46,151
7.900% due 04/30/2018 (c)		27,587	31,311
JPMorgan Chase Bank N.A.
0.563% due 06/13/2016		4,350	4,330
0.997% due 05/31/2017	EUR	14,300	19,519
5.375% due 09/28/2016	GBP	600	1,084
6.000% due 10/01/2017		$15,875	18,101
JPMorgan Chase Capital
1.184% due 09/30/2034		2,000	1,685
KBC Bank NV
8.000% due 01/25/2023		200	225
Korea Development Bank
3.500% due 08/22/2017		9,200	9,761
3.875% due 05/04/2017		2,000	2,143
4.000% due 09/09/2016		5,800	6,190
Korea Finance Corp.
2.250% due 08/07/2017		14,115	14,394
3.250% due 09/20/2016		1,000	1,052

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LBG Capital PLC
15.000% due 12/21/2019	GBP	7,850	$19,081
15.000% due 12/21/2019	EUR	8,650	18,221
Lloyds Bank PLC
7.625% due 04/22/2025	GBP	4,150	8,454
9.625% due 04/06/2023		2,200	4,902
Macquarie Bank Ltd.
6.625% due 04/07/2021		$37,200	42,153
Marsh & McLennan Cos., Inc.
4.050% due 10/15/2023		2,500	2,531
Massachusetts Mutual Life Insurance Co.
8.875% due 06/01/2039		5,600	8,543
MetLife Capital Trust
7.875% due 12/15/2067		11,490	13,616
9.250% due 04/08/2068		39,611	52,088
MetLife, Inc.
6.375% due 06/15/2034		250	315
10.750% due 08/01/2069		1,032	1,569
Metropolitan Life Global Funding
3.000% due 01/10/2023		1,500	1,439
Montpelier Re Holdings Ltd.
4.700% due 10/15/2022		3,000	3,049
Morgan Stanley
5.375% due 10/15/2015		150	160
5.500% due 01/26/2020		900	1,017
5.500% due 07/24/2020		17,145	19,381
5.625% due 09/23/2019		13,062	14,879
5.750% due 01/25/2021		5,600	6,424
5.950% due 12/28/2017		700	800
6.375% due 07/24/2042		45,700	55,950
6.625% due 04/01/2018		18,900	22,058
7.300% due 05/13/2019		47,410	57,578
Mutual of Omaha Insurance Co.
6.800% due 06/15/2036		7,075	8,417
6.950% due 10/15/2040		52,890	64,541
Nationwide Mutual Insurance Co.
9.375% due 08/15/2039		25,500	37,958
New York Life Insurance Co.
6.750% due 11/15/2039		12,500	16,335
Nippon Life Insurance Co.
5.000% due 10/18/2042		8,000	8,430
Nordea Bank AB
4.875% due 01/27/2020		200	222
Northwestern Mutual Life Insurance Co.
6.063% due 03/30/2040		29,900	36,075
Ohio National Life Insurance Co.
6.875% due 06/15/2042		400	454
Pacific Life Insurance Co.
9.250% due 06/15/2039		102,456	151,025
Penn Mutual Life Insurance Co.
7.625% due 06/15/2040		23,025	30,433
Prologis LP
4.250% due 08/15/2023		4,000	4,076
Prudential Financial, Inc.
5.100% due 08/15/2043		6,200	6,530
5.200% due 03/15/2044		2,000	1,995
5.625% due 06/15/2043		7,000	7,175
5.700% due 12/14/2036		3,500	3,979
5.800% due 11/16/2041		5,000	5,819
6.200% due 11/15/2040		2,525	3,065
6.625% due 12/01/2037		700	879
6.625% due 06/21/2040		1,015	1,288
Qatari Diar Finance Co.
5.000% due 07/21/2020		9,600	10,705
QBE Capital Funding Ltd.
7.250% due 05/24/2041		10,000	10,715

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rabobank Capital Funding Trust
5.254% due 10/21/2016 (c)		$500	$527
RCI Banque S.A.
3.500% due 04/03/2018		18,850	19,603
Regions Bank
6.450% due 06/26/2037		16,145	17,727
Regions Financial Corp.
7.375% due 12/10/2037		5,470	6,284
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		3,010	3,104
SAFG Retirement Services, Inc.
5.600% due 07/31/2097		17,600	18,058
Santander Issuances S.A.U.
1.271% due 01/31/2018	GBP	4,000	6,202
4.500% due 09/30/2019	EUR	3,900	5,346
Sberbank of Russia Via SB Capital S.A.
5.180% due 06/28/2019		$9,500	9,690
5.400% due 03/24/2017		2,500	2,603
5.499% due 07/07/2015		5,850	6,084
6.125% due 02/07/2022		7,300	7,537
SLM Corp.
4.280% due 01/26/2015 (d)	HKD	15,000	1,956
4.875% due 06/17/2019		$5,000	5,101
5.500% due 01/15/2019		3,300	3,503
5.625% due 08/01/2033		32,045	28,520
6.250% due 01/25/2016		4,900	5,286
7.250% due 01/25/2022		26,750	29,592
8.000% due 03/25/2020		21,750	25,121
8.450% due 06/15/2018		65,227	77,049
Sumitomo Mitsui Financial Group, Inc.
4.436% due 04/02/2024 (a)		6,250	6,269
Teachers Insurance & Annuity Association of America
6.850% due 12/16/2039		67,805	89,282
Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	378	708
Transatlantic Holdings, Inc.
8.000% due 11/30/2039		$13,533	17,900
UBS AG
4.750% due 05/22/2023		3,500	3,563
4.875% due 08/04/2020		2,684	2,977
5.875% due 12/20/2017		2,266	2,599
7.250% due 02/22/2022		15,975	17,569
7.625% due 08/17/2022		38,800	45,586
UBS Preferred Funding Trust
6.243% due 05/15/2016 (c)		800	856
Union Bank N.A.
2.625% due 09/26/2018		2,950	3,010
Virgin Media Secured Finance PLC
5.500% due 01/15/2021	GBP	1,624	2,839
Vnesheconombank Via VEB Finance PLC
6.025% due 07/05/2022		$300	294
Wachovia Bank N.A.
0.618% due 11/03/2014		1,326	1,328
5.850% due 02/01/2037		5,901	7,124
6.600% due 01/15/2038		22,877	30,206
Wachovia Corp.
0.576% due 10/28/2015		3,000	3,002
0.609% due 10/15/2016		1,500	1,495
5.750% due 02/01/2018		2,100	2,407
WEA Finance LLC
4.625% due 05/10/2021		5,000	5,480
6.750% due 09/02/2019		2,500	3,010
7.125% due 04/15/2018		12,900	15,350
Wells Fargo & Co.
4.125% due 08/15/2023		13,100	13,280
5.375% due 02/07/2035		4,900	5,554
5.375% due 11/02/2043		37,800	39,969

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	101

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.606% due 01/15/2044	$4,100	$4,454
5.625% due 12/11/2017	595	679
Wells Fargo Bank N.A.
5.950% due 08/26/2036	800	971
Wells Fargo Capital
5.950% due 12/01/2086	2,100	2,111
Weyerhaeuser Co.
6.875% due 12/15/2033	14,377	17,831
6.950% due 10/01/2027	4,500	5,404
7.125% due 07/15/2023	14,772	17,690
7.375% due 10/01/2019	28,800	35,057
7.375% due 03/15/2032	188,417	242,841
7.950% due 03/15/2025	850	1,056

		4,825,839

INDUSTRIALS 30.2%
21st Century Fox America, Inc.
6.150% due 03/01/2037	600	696
6.150% due 02/15/2041	49,100	57,955
6.650% due 11/15/2037	19,131	23,442
6.900% due 08/15/2039	7,229	9,116
7.750% due 12/01/2045	4,773	6,642
AbbVie, Inc.
4.400% due 11/06/2042	23,900	23,475
Actavis, Inc.
4.625% due 10/01/2042	10,000	9,593
ADT Corp.
2.250% due 07/15/2017	800	791
4.125% due 06/15/2023	2,000	1,794
4.875% due 07/15/2042	83,180	68,724
6.250% due 10/15/2021	4,750	4,887
Aetna, Inc.
4.750% due 03/15/2044	3,500	3,566
Air Canada Pass-Through Trust
4.125% due 11/15/2026	7,750	7,769
Alcoa, Inc.
5.900% due 02/01/2027	1,900	1,943
Altria Group, Inc.
2.850% due 08/09/2022	1,000	940
4.250% due 08/09/2042	7,705	6,854
5.375% due 01/31/2044	7,500	7,870
9.250% due 08/06/2019	1,158	1,530
9.700% due 11/10/2018	1,304	1,714
9.950% due 11/10/2038	12,747	20,514
10.200% due 02/06/2039	27,690	45,577
American Airlines Pass-Through Trust
4.950% due 07/15/2024	8,020	8,602
5.250% due 07/31/2022	7,590	8,235
American Tower Corp.
3.500% due 01/31/2023	1,100	1,042
4.700% due 03/15/2022	22,300	23,342
5.000% due 02/15/2024	1,500	1,566
Amgen, Inc.
4.950% due 10/01/2041	5,650	5,726
5.150% due 11/15/2041	118,390	122,418
5.375% due 05/15/2043	27,690	29,696
5.650% due 06/15/2042	25,160	27,997
6.375% due 06/01/2037	4,610	5,573
6.400% due 02/01/2039	24,450	29,799
6.900% due 06/01/2038	9,750	12,459
Anadarko Holding Co.
7.150% due 05/15/2028	14,050	16,958
Anadarko Petroleum Corp.
6.200% due 03/15/2040	18,500	21,495
6.375% due 09/15/2017	4,200	4,813
6.450% due 09/15/2036	31,983	37,949
7.000% due 11/15/2027	1,000	1,094

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.950% due 06/15/2039	$58,134	$80,119
Anglo American Capital PLC
4.125% due 09/27/2022	500	489
9.375% due 04/08/2019	4,500	5,767
AngloGold Ashanti Holdings PLC
5.125% due 08/01/2022	2,750	2,569
Anheuser-Busch Cos. LLC
6.450% due 09/01/2037	100	129
Apache Corp.
4.750% due 04/15/2043	500	505
5.100% due 09/01/2040	1,600	1,701
Archer-Daniels-Midland Co.
4.016% due 04/16/2043	10,500	9,824
Asciano Finance Ltd.
6.000% due 04/07/2023	27,900	30,760
Aviation Capital Group Corp.
3.875% due 09/27/2016	11,900	12,335
4.625% due 01/31/2018	10,100	10,514
7.125% due 10/15/2020	25,150	28,249
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016	3,346	3,480
Barrick Gold Corp.
5.250% due 04/01/2042	20,200	18,512
Barrick Gold Finance Co.
5.800% due 11/15/2034	4,455	4,249
Barrick International Barbados Corp.
6.350% due 10/15/2036	1,300	1,280
Barrick North America Finance LLC
5.700% due 05/30/2041	30,576	29,706
5.750% due 05/01/2043	2,259	2,209
7.500% due 09/15/2038	6,200	6,847
Barrick PD Australia Finance Pty. Ltd.
5.950% due 10/15/2039	17,969	17,896
BAT International Finance PLC
3.250% due 06/07/2022	1,550	1,524
Boeing Co.
6.875% due 03/15/2039	2,600	3,603
Boston Scientific Corp.
6.000% due 01/15/2020	6,900	7,932
7.000% due 11/15/2035	43,837	54,793
7.375% due 01/15/2040	48,582	64,409
Braskem Finance Ltd.
5.750% due 04/15/2021	1,200	1,204
Burlington Northern Santa Fe LLC
4.375% due 09/01/2042	38,950	37,027
4.450% due 03/15/2043	76,500	73,244
4.900% due 04/01/2044	2,000	2,070
5.050% due 03/01/2041	11,900	12,586
5.750% due 05/01/2040	12,720	14,629
6.200% due 08/15/2036	800	954
6.530% due 07/15/2037	2,500	3,038
7.290% due 06/01/2036	800	1,055
7.950% due 08/15/2030	600	816
Cameron International Corp.
5.950% due 06/01/2041	12,800	14,306
7.000% due 07/15/2038	16,804	21,327
Canadian Natural Resources Ltd.
6.750% due 02/01/2039	1,675	2,086
Canadian Oil Sands Ltd.
4.500% due 04/01/2022	20,400	21,124
6.000% due 04/01/2042	9,200	10,190
CBS Corp.
4.850% due 07/01/2042	1,000	967
CC Holdings GS LLC
3.849% due 04/15/2023	17,100	16,668
Celulosa Arauco y Constitucion S.A.
5.000% due 01/21/2021	1,500	1,549

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cenovus Energy, Inc.
6.750% due 11/15/2039	$16,900	$21,056
CF Industries, Inc.
4.950% due 06/01/2043	5,550	5,415
China Resources Gas Group Ltd.
4.500% due 04/05/2022	5,434	5,421
Cielo S.A.
3.750% due 11/16/2022	15,500	14,473
Cliffs Natural Resources, Inc.
6.250% due 10/01/2040	44,000	38,245
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023	12,500	12,745
CNOOC Finance Ltd.
3.875% due 05/02/2022	10,900	10,734
4.250% due 05/09/2043	17,725	15,695
Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	10,900	12,394
Comcast Corp.
2.850% due 01/15/2023	1,000	966
4.500% due 01/15/2043	2,100	2,056
4.650% due 07/15/2042	46,600	46,662
5.650% due 06/15/2035	10,000	11,337
6.400% due 05/15/2038	380	469
6.400% due 03/01/2040	73,750	91,124
6.450% due 03/15/2037	7,300	9,010
6.550% due 07/01/2039	48,460	60,696
6.950% due 08/15/2037	26,300	34,273
7.050% due 03/15/2033	6,000	7,818
ConAgra Foods, Inc.
7.000% due 10/01/2028	1,800	2,194
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	17,121	17,292
4.750% due 07/12/2022	8,648	9,340
6.000% due 07/12/2020	1,345	1,417
7.250% due 05/10/2021	14,787	17,301
7.566% due 09/15/2021	46	48
9.000% due 01/08/2018	5,425	6,211
Continental Resources, Inc.
4.500% due 04/15/2023	27,550	28,588
5.000% due 09/15/2022	10,795	11,348
Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042	2,000	1,710
5.625% due 10/18/2043	2,000	2,064
COX Communications, Inc.
4.500% due 06/30/2043	8,625	7,545
4.700% due 12/15/2042	8,840	7,905
6.450% due 12/01/2036	2,431	2,619
8.375% due 03/01/2039	44,990	59,382
Crown Castle Towers LLC
6.113% due 01/15/2040	44,300	50,857
CSN Islands Corp.
6.875% due 09/21/2019	7,932	8,329
CSN Resources S.A.
6.500% due 07/21/2020	500	512
CVS Caremark Corp.
2.250% due 12/05/2018	4,800	4,810
6.125% due 09/15/2039	11,200	13,552
CVS Pass-Through Trust
4.704% due 01/10/2036	5,974	6,183
5.773% due 01/10/2033	11,501	12,570
5.880% due 01/10/2028	3,165	3,526
5.926% due 01/10/2034	32,544	36,331
6.036% due 12/10/2028	2,400	2,704
6.943% due 01/10/2030	34,001	40,273
7.507% due 01/10/2032	105,498	130,229
8.353% due 07/10/2031	16,844	21,814

102	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Daimler Finance North America LLC
8.500% due 01/18/2031	$100	$149
DCP Midstream Operating LP
5.600% due 04/01/2044	16,750	17,549
Delphi Corp.
4.150% due 03/15/2024	5,500	5,505
Delta Air Lines Pass-Through Trust
4.950% due 11/23/2020	2,904	3,165
6.200% due 01/02/2020	1,066	1,191
7.750% due 06/17/2021	10,762	12,592
Deutsche Telekom International Finance BV
4.875% due 03/06/2042	4,200	4,241
6.750% due 08/20/2018	1,100	1,308
8.750% due 06/15/2030	73,550	106,409
9.250% due 06/01/2032	700	1,085
Devon Energy Corp.
4.750% due 05/15/2042	18,075	17,988
5.600% due 07/15/2041	2,025	2,251
7.950% due 04/15/2032	29,180	40,053
Devon Financing Corp. LLC
7.875% due 09/30/2031	18,280	24,933
DIRECTV Holdings LLC
6.000% due 08/15/2040	4,400	4,603
6.375% due 03/01/2041	22,200	24,212
Discovery Communications LLC
3.300% due 05/15/2022	600	586
4.375% due 06/15/2021	8,000	8,474
4.875% due 04/01/2043	905	885
4.950% due 05/15/2042	600	593
5.625% due 08/15/2019	300	340
Dolphin Energy Ltd.
5.500% due 12/15/2021	300	339
Domtar Corp.
6.750% due 02/15/2044	4,950	5,518
Dow Chemical Co.
5.250% due 11/15/2041	5,255	5,512
9.400% due 05/15/2039	45,009	71,335
Ecopetrol S.A.
7.375% due 09/18/2043	22,900	26,192
El Paso Natural Gas Co. LLC
8.375% due 06/15/2032	25,670	34,372
El Paso Pipeline Partners Operating Co. LLC
4.700% due 11/01/2042	15,459	13,853
7.500% due 11/15/2040	21,847	27,286
Empresa de Transporte de Pasajeros Metro S.A.
4.750% due 02/04/2024	1,800	1,874
Encana Corp.
5.150% due 11/15/2041	22,050	22,739
6.500% due 08/15/2034	5,510	6,387
6.500% due 02/01/2038	44,500	53,582
6.625% due 08/15/2037	22,082	26,372
7.200% due 11/01/2031	1,500	1,819
Energy Transfer Partners LP
6.625% due 10/15/2036	7,000	7,930
7.500% due 07/01/2038	20,600	25,497
8.500% due 04/15/2014	802	804
9.700% due 03/15/2019	886	1,146
ENN Energy Holdings Ltd.
6.000% due 05/13/2021	23,900	25,806
ENTEL Chile S.A.
4.875% due 10/30/2024	4,600	4,650
Enterprise Products Operating LLC
4.450% due 02/15/2043	100,900	95,092
4.850% due 08/15/2042	11,300	11,246
4.850% due 03/15/2044	42,255	42,313
5.100% due 02/15/2045	9,950	10,325
5.700% due 02/15/2042	15,632	17,416

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 03/01/2035	$15,361	$17,184
5.950% due 02/01/2041	7,513	8,632
6.125% due 10/15/2039	5,000	5,853
6.450% due 09/01/2040	2,395	2,921
6.650% due 10/15/2034	2,000	2,470
7.550% due 04/15/2038	4,000	5,287
Fidelity National Information Services, Inc.
3.500% due 04/15/2023	6,800	6,476
Ford Motor Co.
4.750% due 01/15/2043	6,500	6,310
7.400% due 11/01/2046	7,050	9,173
7.450% due 07/16/2031	14,661	18,862
8.900% due 01/15/2032	5,660	7,705
9.980% due 02/15/2047	5,300	7,869
Freeport-McMoRan Copper & Gold, Inc.
5.450% due 03/15/2043	18,300	18,060
General Electric Co.
4.125% due 10/09/2042	44,200	42,646
4.500% due 03/11/2044	28,550	29,113
Georgia-Pacific LLC
5.400% due 11/01/2020	5,520	6,200
7.250% due 06/01/2028	14,460	18,245
7.375% due 12/01/2025	400	505
7.750% due 11/15/2029	4,000	5,277
8.000% due 01/15/2024	1,000	1,317
8.875% due 05/15/2031	20,200	29,487
Gerdau Holdings, Inc.
7.000% due 01/20/2020	6,100	6,801
Gerdau Trade, Inc.
5.750% due 01/30/2021	9,100	9,373
Gilead Sciences, Inc.
4.800% due 04/01/2044	3,300	3,411
GLP Capital LP
4.375% due 11/01/2018	13,500	13,888
5.375% due 11/01/2023	11,150	11,512
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	20,000	17,400
Goldcorp, Inc.
3.700% due 03/15/2023	11,800	11,146
GTL Trade Finance, Inc.
7.250% due 10/20/2017	6,400	7,255
Heineken NV
4.000% due 10/01/2042	2,000	1,801
Hess Corp.
6.000% due 01/15/2040	8,780	9,959
7.300% due 08/15/2031	3,200	4,056
7.875% due 10/01/2029	4,270	5,623
Hewlett-Packard Co.
2.625% due 12/09/2014	1,000	1,014
6.000% due 09/15/2041	450	495
HJ Heinz Co.
6.375% due 07/15/2028	650	694
HJ Heinz Finance Co.
6.750% due 03/15/2032	5,025	5,352
7.125% due 08/01/2039	39,043	41,874
Holcim Capital Corp. Ltd.
6.500% due 09/12/2043	1,200	1,312
Home Depot, Inc.
4.875% due 02/15/2044	3,350	3,576
5.400% due 09/15/2040	2,500	2,837
Hospira, Inc.
5.600% due 09/15/2040	4,087	4,126
5.800% due 08/12/2023	5,500	6,029
Humana, Inc.
8.150% due 06/15/2038	1,000	1,410
Imperial Tobacco Finance PLC
3.500% due 02/11/2023	11,850	11,388

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
International Paper Co.
6.000% due 11/15/2041	$7,400	$8,515
7.300% due 11/15/2039	5,000	6,545
8.700% due 06/15/2038	11,500	16,670
Juniper Networks, Inc.
5.950% due 03/15/2041	46,478	47,223
KazMunayGas National Co. JSC
5.750% due 04/30/2043	11,900	10,755
Kerr-McGee Corp.
6.950% due 07/01/2024	3,008	3,655
7.875% due 09/15/2031	3,000	3,904
Kimberly-Clark Corp.
6.625% due 08/01/2037	200	265
Kinder Morgan Energy Partners LP
5.000% due 08/15/2042	15,500	14,753
5.000% due 03/01/2043	35,400	33,831
5.500% due 03/01/2044	1,800	1,847
5.625% due 09/01/2041	1,700	1,742
5.800% due 03/15/2035	13,742	14,639
6.500% due 02/01/2037	12,219	13,863
6.500% due 09/01/2039	36,345	41,389
6.550% due 09/15/2040	30,300	34,794
6.950% due 01/15/2038	46,800	56,224
7.400% due 03/15/2031	500	609
Kraft Foods Group, Inc.
5.000% due 06/04/2042	13,000	13,665
5.375% due 02/10/2020	4,874	5,567
6.500% due 02/09/2040	103,898	129,691
Kroger Co.
5.400% due 07/15/2040	35	37
6.900% due 04/15/2038	5,000	6,214
7.500% due 04/01/2031	150	191
Lender Processing Services, Inc.
5.750% due 04/15/2023	13,364	14,316
LyondellBasell Industries NV
5.750% due 04/15/2024	12,800	14,776
Macmillan Bloedel Pembroke LP
7.700% due 02/15/2026	8,555	10,017
Masco Corp.
5.950% due 03/15/2022	5,500	5,995
6.500% due 08/15/2032	13,602	13,908
7.750% due 08/01/2029	5,450	6,115
Massachusetts Institute of Technology
5.600% due 07/01/2111	1,668	2,055
McKesson Corp.
4.883% due 03/15/2044	7,000	7,123
Meccanica Holdings USA, Inc.
6.250% due 01/15/2040	12,950	11,784
Mid-America Apartments LP
4.300% due 10/15/2023	13,000	13,142
Midcontinent Express Pipeline LLC
6.700% due 09/15/2019	14,000	14,281
Nakilat, Inc.
6.067% due 12/31/2033	4,400	4,646
NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (c)	16,400	16,646
NBCUniversal Media LLC
4.450% due 01/15/2043	27,200	26,420
5.950% due 04/01/2041	53,800	63,738
6.400% due 04/30/2040	12,700	15,767
Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041	40,805	33,206
Newmont Mining Corp.
4.875% due 03/15/2042	3,700	3,006
5.875% due 04/01/2035	395	371
6.250% due 10/01/2039	32,050	31,132

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	103

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nexen Energy ULC
7.500% due 07/30/2039	$2,410	$3,144
Noble Holding International Ltd.
3.950% due 03/15/2022	3,295	3,273
5.250% due 03/15/2042	27,040	26,568
6.050% due 03/01/2041	43,500	47,088
6.200% due 08/01/2040	1,000	1,102
Northern Natural Gas Co.
4.100% due 09/15/2042	15,000	13,747
Northwest Pipeline LLC
6.050% due 06/15/2018	725	833
ONEOK Partners LP
6.125% due 02/01/2041	21,627	24,362
6.200% due 09/15/2043	36,300	41,734
6.650% due 10/01/2036	4,765	5,618
6.850% due 10/15/2037	19,098	23,107
Owens Corning
4.200% due 12/15/2022	8,070	8,019
PepsiCo, Inc.
4.000% due 03/05/2042	2,400	2,231
Pertamina Persero PT
4.300% due 05/20/2023	13,750	12,461
5.625% due 05/20/2043	3,100	2,639
Petrobras International Finance Co.
3.875% due 01/27/2016	2,500	2,574
5.375% due 01/27/2021	2,500	2,541
5.875% due 03/01/2018	10,000	10,720
6.750% due 01/27/2041	40,050	39,012
6.875% due 01/20/2040	9,650	9,606
7.875% due 03/15/2019	27,700	31,741
Philip Morris International, Inc.
3.600% due 11/15/2023	9,700	9,686
3.875% due 08/21/2042	675	595
4.375% due 11/15/2041	12,700	12,176
4.875% due 11/15/2043	2,500	2,589
6.375% due 05/16/2038	9,235	11,435
Phillips 66
5.875% due 05/01/2042	4,050	4,703
Pioneer Natural Resources Co.
6.650% due 03/15/2017	8,812	10,038
6.875% due 05/01/2018	4,154	4,863
7.200% due 01/15/2028	23,175	28,607
7.500% due 01/15/2020	8,872	10,834
PPG Industries, Inc.
5.500% due 11/15/2040	3,600	4,052
Pride International, Inc.
6.875% due 08/15/2020	6,800	8,131
7.875% due 08/15/2040	33,600	47,466
8.500% due 06/15/2019	9,235	11,678
QVC, Inc.
4.375% due 03/15/2023	1,700	1,679
4.850% due 04/01/2024	14,400	14,619
5.125% due 07/02/2022	3,700	3,845
5.950% due 03/15/2043	45,975	47,059
Reynolds American, Inc.
3.250% due 11/01/2022	13,900	13,103
4.750% due 11/01/2042	8,784	8,247
6.150% due 09/15/2043	12,900	14,607
Rio Tinto Alcan, Inc.
7.250% due 03/15/2031	1,110	1,403
Rio Tinto Finance USA Ltd.
7.125% due 07/15/2028	5,998	7,645
Rio Tinto Finance USA PLC
4.750% due 03/22/2042	13,500	13,498
Roche Holdings, Inc.
6.000% due 03/01/2019	3,444	4,052

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rock Tenn Co.
4.000% due 03/01/2023		$8,350	$8,412
4.450% due 03/01/2019		4,380	4,699
4.900% due 03/01/2022		7,500	8,034
Rockies Express Pipeline LLC
5.625% due 04/15/2020		23,150	22,803
6.850% due 07/15/2018		2,000	2,075
6.875% due 04/15/2040		46,550	42,477
7.500% due 07/15/2038		25,890	24,272
Rogers Communications, Inc.
5.000% due 03/15/2044		8,950	9,046
Rohm & Haas Co.
7.850% due 07/15/2029		7,163	9,493
Russian Railways via RZD Capital PLC
5.739% due 04/03/2017		14,000	14,630
7.487% due 03/25/2031	GBP	6,100	10,569
Sealed Air Corp.
6.875% due 07/15/2033		$2,000	2,020
Southern Copper Corp.
5.250% due 11/08/2042		4,700	4,047
Southern Natural Gas Co. LLC
8.000% due 03/01/2032		8,146	10,817
Southwestern Energy Co.
4.100% due 03/15/2022		6,600	6,795
St. Barnabas Corp.
4.000% due 07/01/2028		14,600	13,267
Statoil ASA
4.800% due 11/08/2043		6,600	7,079
Sunoco Logistics Partners Operations LP
4.650% due 02/15/2022		2,000	2,094
4.950% due 01/15/2043		28,400	27,015
Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		8,750	8,576
5.125% due 02/22/2021		8,200	8,890
TCI Communications, Inc.
7.875% due 02/15/2026		405	538
Teck Resources Ltd.
5.200% due 03/01/2042		3,000	2,725
5.400% due 02/01/2043		27,340	25,848
6.000% due 08/15/2040		16,600	16,640
6.125% due 10/01/2035		12,100	12,487
6.250% due 07/15/2041		33,330	34,525
Telefonica Emisiones S.A.U.
4.750% due 02/07/2017	EUR	600	906
4.949% due 01/15/2015		$2,200	2,269
5.375% due 02/02/2018	GBP	2,700	4,910
5.496% due 04/01/2016	EUR	6,500	9,739
6.421% due 06/20/2016		$19,082	21,143
7.045% due 06/20/2036		19,000	23,137
Tennessee Gas Pipeline Co. LLC
7.625% due 04/01/2037		320	422
Tesco PLC
6.150% due 11/15/2037		3,700	4,186
Teva Pharmaceutical Finance Co. LLC
6.150% due 02/01/2036		5,400	6,156
Thermo Fisher Scientific, Inc.
4.150% due 02/01/2024		5,300	5,465
5.300% due 02/01/2044		4,625	5,004
Thomson Reuters Corp.
4.300% due 11/23/2023		22,700	23,299
5.650% due 11/23/2043		14,400	15,280
Time Warner Cable, Inc.
4.500% due 09/15/2042		46,700	43,035
5.000% due 02/01/2020		800	875
5.500% due 09/01/2041		25,875	27,075
5.875% due 11/15/2040		13,890	15,103
6.550% due 05/01/2037		22,000	25,632

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 06/15/2039	$73,260	$87,114
7.300% due 07/01/2038	17,472	21,898
8.250% due 04/01/2019	1,430	1,784
8.750% due 02/14/2019	9,100	11,527
Time Warner Entertainment Co. LP
8.375% due 03/15/2023	3,800	4,977
8.375% due 07/15/2033	20	28
Time Warner, Inc.
4.875% due 03/15/2020	1,000	1,104
4.900% due 06/15/2042	3,000	3,022
5.375% due 10/15/2041	5,000	5,317
6.100% due 07/15/2040	27,600	31,917
6.200% due 03/15/2040	10,000	11,619
6.250% due 03/29/2041	14,950	17,575
6.500% due 11/15/2036	20,625	24,532
7.700% due 05/01/2032	21,050	28,306
Toll Brothers Finance Corp.
4.375% due 04/15/2023	3,590	3,473
5.625% due 01/15/2024	7,900	8,196
6.750% due 11/01/2019	5,200	5,928
Topaz Solar Farms LLC
4.875% due 09/30/2039	7,800	7,689
TransCanada PipeLines Ltd.
6.200% due 10/15/2037	3,484	4,251
7.250% due 08/15/2038	2,600	3,490
7.625% due 01/15/2039	4,900	6,865
Transcontinental Gas Pipe Line Co. LLC
4.450% due 08/01/2042	2,600	2,448
5.400% due 08/15/2041	4,330	4,709
Transocean, Inc.
6.500% due 11/15/2020	10,600	11,923
6.800% due 03/15/2038	63,600	68,819
7.350% due 12/15/2041	1,440	1,732
7.500% due 04/15/2031	4,550	5,266
U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	8,900	8,967
4.625% due 12/03/2026	4,485	4,698
7.125% due 04/22/2025	4,478	5,206
UAL Pass-Through Trust
9.750% due 07/15/2018	28,817	33,139
10.400% due 05/01/2018	4,417	5,025
United Airlines Pass-Through Trust
4.000% due 10/11/2027 (a)	29,500	29,795
4.300% due 02/15/2027	19,040	19,623
UnitedHealth Group, Inc.
4.625% due 11/15/2041	14,000	14,116
4.700% due 02/15/2021	2,500	2,762
5.800% due 03/15/2036	300	350
5.950% due 02/15/2041	4,700	5,647
6.500% due 06/15/2037	1,200	1,513
6.625% due 11/15/2037	2,600	3,357
Vale Overseas Ltd.
6.875% due 11/21/2036	30,950	33,131
6.875% due 11/10/2039	48,440	52,028
8.250% due 01/17/2034	11,300	13,730
Vale S.A.
5.625% due 09/11/2042	9,400	8,840
Viacom, Inc.
4.500% due 02/27/2042	6,000	5,491
5.250% due 04/01/2044	6,000	6,154
5.850% due 09/01/2043	8,950	9,870
Virgin Australia Trust
5.000% due 04/23/2025	19,100	20,150
Wal-Mart Stores, Inc.
4.000% due 04/11/2043	22,800	21,309
5.625% due 04/01/2040	900	1,068
Weatherford International Ltd.
6.750% due 09/15/2040	7,600	8,879

104	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WellPoint, Inc.
3.125% due 05/15/2022	$2,000	$1,918
4.625% due 05/15/2042	21,000	20,337
Whirlpool Corp.
5.150% due 03/01/2043	21,075	21,682
Williams Cos., Inc.
7.500% due 01/15/2031	11,127	12,275
7.875% due 09/01/2021	916	1,090
8.750% due 03/15/2032	29,088	35,152
Williams Partners LP
5.400% due 03/04/2044	3,600	3,708
6.300% due 04/15/2040	20,550	23,430
Woodside Finance Ltd.
4.600% due 05/10/2021	6,800	7,290
Wyeth LLC
5.950% due 04/01/2037	500	607
Wynn Las Vegas LLC
4.250% due 05/30/2023	32,193	31,147
5.375% due 03/15/2022	21,330	22,370
Xstrata Finance Canada Ltd.
5.550% due 10/25/2042	10,330	9,998
6.000% due 11/15/2041	25,670	26,016
6.900% due 11/15/2037	1,500	1,667

		6,331,396

UTILITIES 12.3%
AGL Capital Corp.
5.875% due 03/15/2041	7,500	8,928
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	51,945	60,906
Alabama Power Co.
3.850% due 12/01/2042	3,750	3,467
Allegheny Energy Supply Co. LLC
6.750% due 10/15/2039	31,093	30,789
Anadarko Finance Co.
7.500% due 05/01/2031	11,274	14,392
Appalachian Power Co.
5.800% due 10/01/2035	2,176	2,488
6.375% due 04/01/2036	4,350	5,287
6.700% due 08/15/2037	3,600	4,542
7.000% due 04/01/2038	3,693	4,855
AT&T Corp.
8.000% due 11/15/2031	500	695
AT&T, Inc.
4.300% due 12/15/2042	9,103	8,097
4.350% due 06/15/2045	41,947	37,170
5.350% due 09/01/2040	115,891	118,854
5.500% due 02/01/2018	3,300	3,727
5.550% due 08/15/2041	21,000	22,125
6.300% due 01/15/2038	26,830	30,625
6.500% due 09/01/2037	15,118	17,644
6.550% due 02/15/2039	19,300	22,847
BG Energy Capital PLC
5.125% due 10/15/2041	4,600	4,914
BP Capital Markets PLC
3.245% due 05/06/2022	1,800	1,788
British Telecommunications PLC
9.625% due 12/15/2030	10,200	15,807
Bruce Mansfield Unit
6.850% due 06/01/2034	22,381	24,299
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	3,900	4,232
Cleco Power LLC
6.000% due 12/01/2040	17,400	20,430
Cleveland Electric Illuminating Co.
5.950% due 12/15/2036	7,000	7,595

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CMS Energy Corp.
4.700% due 03/31/2043		$9,300	$9,298
Consolidated Edison Co. of New York, Inc.
5.300% due 03/01/2035		900	1,020
5.500% due 12/01/2039		3,400	3,885
5.700% due 06/15/2040		5,000	5,960
6.300% due 08/15/2037		4,000	5,095
6.750% due 04/01/2038		9,950	13,037
DTE Electric Co.
3.950% due 06/15/2042		500	472
Duke Energy Carolinas LLC
4.250% due 12/15/2041		16,400	16,186
Duke Energy Florida, Inc.
5.650% due 04/01/2040		7,400	8,823
6.400% due 06/15/2038		50	65
Duke Energy Indiana, Inc.
4.900% due 07/15/2043		105	113
6.120% due 10/15/2035		6,724	8,100
Duquesne Light Holdings, Inc.
5.900% due 12/01/2021		10,150	11,556
Electricite de France
4.875% due 01/22/2044		5,500	5,503
5.250% due 01/29/2023 (c)		7,800	7,831
5.625% due 01/22/2024 (c)		17,800	17,949
6.950% due 01/26/2039		12,650	16,099
EnBW Energie Baden-Wuerttemberg AG
7.375% due 04/02/2072	EUR	2,200	3,409
Entergy Arkansas, Inc.
5.660% due 02/01/2025		$4,000	4,114
Entergy Corp.
5.125% due 09/15/2020		8,400	9,006
Entergy Mississippi, Inc.
3.100% due 07/01/2023		2,000	1,922
Exelon Generation Co. LLC
5.600% due 06/15/2042		12,346	12,919
6.250% due 10/01/2039		13,790	15,278
FirstEnergy Corp.
7.375% due 11/15/2031		16,036	18,468
FirstEnergy Solutions Corp.
6.800% due 08/15/2039		77,881	82,048
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		12,100	10,799
6.000% due 11/27/2023		17,975	17,683
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		400	415
6.212% due 11/22/2016		150	160
6.510% due 03/07/2022		35,975	37,234
7.288% due 08/16/2037		8,300	8,591
8.125% due 07/31/2014		100	102
8.146% due 04/11/2018		9,900	11,236
8.625% due 04/28/2034		5,710	6,538
9.250% due 04/23/2019		8,163	9,673
Idaho Power Co.
4.850% due 08/15/2040		9,000	9,539
Interstate Power & Light Co.
6.250% due 07/15/2039		5,000	6,339
Jersey Central Power & Light Co.
6.150% due 06/01/2037		6,200	6,923
7.350% due 02/01/2019		200	238
Kentucky Utilities Co.
5.125% due 11/01/2040		17,600	19,793
Koninklijke KPN NV
8.375% due 10/01/2030		28,590	38,634
Metropolitan Edison Co.
3.500% due 03/15/2023		3,700	3,563
MidAmerican Energy Co.
5.800% due 10/15/2036		3,000	3,620

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MidAmerican Energy Holdings Co.
5.950% due 05/15/2037		$1,500	$1,767
6.125% due 04/01/2036		10,725	12,871
6.500% due 09/15/2037		24,750	30,709
NGPL PipeCo LLC
7.119% due 12/15/2017		1,000	988
7.768% due 12/15/2037		62,605	58,692
Niagara Mohawk Power Corp.
2.721% due 11/28/2022		3,400	3,229
4.119% due 11/28/2042		5,650	5,210
Novatek OAO via Novatek Finance Ltd.
4.422% due 12/13/2022		21,700	19,286
5.326% due 02/03/2016		2,000	2,070
6.604% due 02/03/2021		8,700	9,124
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		11,763	12,263
Oglethorpe Power Corp.
5.250% due 09/01/2050		25,000	26,967
Ohio Edison Co.
6.875% due 07/15/2036		3,500	4,397
8.250% due 10/15/2038		1,000	1,502
Oncor Electric Delivery Co. LLC
5.250% due 09/30/2040		15,100	16,518
5.300% due 06/01/2042		600	670
7.250% due 01/15/2033		3,400	4,535
7.500% due 09/01/2038		4,615	6,336
Orange S.A.
5.500% due 02/06/2044		9,200	9,671
9.000% due 03/01/2031		11,350	16,455
Pacific Gas & Electric Co.
4.450% due 04/15/2042		5,150	5,076
4.600% due 06/15/2043		85	86
4.750% due 02/15/2044		2,550	2,590
5.400% due 01/15/2040		800	879
5.800% due 03/01/2037		8,600	9,943
6.050% due 03/01/2034		5,700	6,753
6.250% due 03/01/2039		9,900	12,070
6.350% due 02/15/2038		1,000	1,230
Pennsylvania Electric Co.
6.150% due 10/01/2038		500	563
Perusahaan Listrik Negara PT
5.250% due 10/24/2042		4,000	3,265
Petrobras Global Finance BV
5.375% due 10/01/2029	GBP	14,000	20,540
5.625% due 05/20/2043		$38,387	32,650
Petroleos Mexicanos
6.375% due 01/23/2045		16,825	18,192
Plains All American Pipeline LP
4.300% due 01/31/2043		6,850	6,307
5.150% due 06/01/2042		57,310	59,900
6.650% due 01/15/2037		9,455	11,664
PPL Electric Utilities Corp.
5.200% due 07/15/2041		5,500	6,232
Progress Energy, Inc.
7.750% due 03/01/2031		400	548
PSEG Power LLC
8.625% due 04/15/2031		6,000	8,517
Puget Sound Energy, Inc.
5.764% due 07/15/2040		9,000	10,947
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		1,330	1,438
5.838% due 09/30/2027		16,700	18,130
6.332% due 09/30/2027		10,450	11,706
6.750% due 09/30/2019		3,000	3,582
Rosneft Finance S.A.
6.250% due 02/02/2015		5,000	5,150
6.625% due 03/20/2017		11,900	12,807

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	105

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.250% due 02/02/2020		$26,750	$29,492
7.500% due 07/18/2016		9,050	9,842
7.875% due 03/13/2018		50,020	56,147
Rosneft Oil Co. via Rosneft International Finance Ltd.
4.199% due 03/06/2022		5,500	4,895
Saudi Electricity Global Sukuk Co.
5.060% due 04/08/2043		52,100	49,625
Shell International Finance BV
4.550% due 08/12/2043		9,350	9,704
Southern California Edison Co.
6.000% due 01/15/2034		400	492
6.650% due 04/01/2029		600	740
Southern Power Co.
6.375% due 11/15/2036		3,500	3,668
Southwestern Electric Power Co.
6.200% due 03/15/2040		3,100	3,755
Southwestern Public Service Co.
6.000% due 10/01/2036		2,000	2,380
SSE PLC
5.625% due 10/01/2017 (c)	EUR	2,500	3,704
State Grid Overseas Investment Ltd.
4.375% due 05/22/2043		$25,000	23,705
Telecom Italia Capital S.A.
6.175% due 06/18/2014		10,421	10,538
6.999% due 06/04/2018		500	569
7.200% due 07/18/2036		7,845	8,031
7.721% due 06/04/2038		14,650	15,749
Telecom Italia SpA
6.375% due 06/24/2019	GBP	5,000	8,996
Telstra Corp. Ltd.
4.800% due 10/12/2021		$9,000	9,981
Toledo Edison Co.
6.150% due 05/15/2037		11,490	13,408
Verizon Communications, Inc.
3.850% due 11/01/2042		15,000	12,609
4.750% due 11/01/2041		3,500	3,390
5.150% due 09/15/2023		30,700	33,664
6.000% due 04/01/2041		15,617	17,763
6.400% due 09/15/2033		178,550	212,609
6.400% due 02/15/2038		15,500	18,260
6.550% due 09/15/2043		373,725	456,444
6.900% due 04/15/2038		26,785	33,286
7.350% due 04/01/2039		14,992	19,520
7.750% due 06/15/2032		1,165	1,535
Virginia Electric and Power Co.
6.000% due 05/15/2037		400	491
Vodafone Group PLC
4.375% due 02/19/2043		18,800	17,011
6.150% due 02/27/2037		20,238	23,026
6.250% due 11/30/2032		2,650	3,073

			2,577,866

Total Corporate Bonds & Notes (Cost $12,985,379)			13,735,101

MUNICIPAL BONDS & NOTES 6.7%

ARIZONA 0.0%
University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035		3,000	3,310

CALIFORNIA 3.0%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044		6,300	7,600

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	$12,300	$15,865
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.793% due 04/01/2030	700	844
6.907% due 10/01/2050	29,845	40,029
6.918% due 04/01/2040	1,600	2,083
7.043% due 04/01/2050	49,575	66,910
Burbank, California Water Revenue Bonds, (BABs), Series 2010
5.797% due 06/01/2040	2,220	2,436
California Educational Facilities Authority Revenue Bonds, Series 2009
5.000% due 10/01/2039	80	86
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	4,500	5,219
California State General Obligation Bonds, (BABs), (AGM/CR Insured), Series 2010
6.875% due 11/01/2026	2,550	3,169
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	15,575	20,859
7.350% due 11/01/2039	1,000	1,347
7.500% due 04/01/2034	5,580	7,532
7.550% due 04/01/2039	25,020	34,790
California State General Obligation Bonds, (BABs), Series 2010
6.650% due 03/01/2022	550	662
7.600% due 11/01/2040	30,870	43,474
7.625% due 03/01/2040	9,750	13,620
7.700% due 11/01/2030	4,900	5,863
7.950% due 03/01/2036	27,100	31,919
California State General Obligation Notes, Series 2010
3.950% due 11/01/2015	100	105
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	9,010	11,240
California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	2,000	2,433
East Bay Municipal Utility District, California Revenue Bonds, (BABs), Series 2010
5.874% due 06/01/2040	12,500	15,128
Foothill-De Anza Community College District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2040	95	102
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	10,000	12,494
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.600% due 08/01/2042	5,360	7,037
6.750% due 08/01/2049	34,395	46,600
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	5,300	6,150
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	15,400	19,038
7.618% due 08/01/2040	5,200	6,694
Los Angeles Department of Airports, California Revenue Bonds, (BABs), Series 2009
6.582% due 05/15/2039	6,100	7,435
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2009
6.008% due 07/01/2039	5,000	5,913

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.574% due 07/01/2045	$1,170	$1,547
6.603% due 07/01/2050	400	531
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2010
5.516% due 07/01/2027	1,800	2,064
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2012
5.000% due 07/01/2043	10,000	10,739
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2009
5.750% due 07/01/2034	250	293
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	18,585	24,059
Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.981% due 05/01/2027	7,500	9,075
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	100	113
5.813% due 06/01/2040	300	341
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2009
6.538% due 07/01/2039	2,000	2,184
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2010
6.947% due 07/01/2040	400	454
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	2,000	2,433
Newport Beach, California Certificates of Participation Bonds, (BABs), Series 2010
7.168% due 07/01/2040	900	1,049
Northern California Power Agency Revenue Bonds, (BABs), Series 2010
7.311% due 06/01/2040	500	576
Orange County, California Local Transportation Authority Revenue Bonds, (BABs), Series 2010
6.908% due 02/15/2041	17,400	22,780
Orange County, California Sanitation District Revenue Bonds, (BABs), Series 2010
6.400% due 02/01/2044	10,000	12,201
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	10,400	12,863
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	400	541
San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	800	858
San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	7,500	9,335
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	400	422
San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
6.000% due 11/01/2040	2,675	3,196
Santa Clara County, California General Obligation Bonds, Series 2009
5.000% due 08/01/2034	130	144
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	3,500	3,879
6.583% due 05/15/2049	6,600	8,306

106	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
University of California Revenue Bonds, (BABs), Series 2010
5.946% due 05/15/2045	$1,800	$2,131
6.398% due 05/15/2031	10,000	11,809
6.548% due 05/15/2048	25,100	31,012
University of California Revenue Bonds, Series 2012
4.053% due 05/15/2041	5,000	4,378

		623,989

COLORADO 0.0%
Aurora, Colorado Water Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 08/01/2039	105	109
Denver, Colorado Airport System City & County Revenue Bonds, Series 2011
5.250% due 11/15/2022	500	577

		686

FLORIDA 0.1%
Broward County, Florida Half-Cent Sales Tax Revenue Bonds, (BABs), Series 2010
6.206% due 10/01/2030	500	546
Florida State Department of Transportation Revenue Bonds, (BABs), Series 2009
6.800% due 07/01/2039	7,400	8,188

		8,734

GEORGIA 0.3%
Georgia State Road & Tollway Authority Revenue Bonds, (GTD Insured), Series 2011
5.000% due 10/01/2021	95	113
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	5,240	5,940
6.655% due 04/01/2057	42,110	46,841

		52,894

ILLINOIS 0.0%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	900	995
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	3,700	4,379
Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,800	3,083

		8,457

INDIANA 0.0%
Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	1,750	2,065
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, (BABs), Series 2010
6.004% due 01/15/2040	5,000	5,760

		7,825

IOWA 0.0%
Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	4,100	4,564

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KENTUCKY 0.0%
Kentucky State Property & Building Commission Revenue Bonds, (BABs), Series 2009
6.155% due 11/01/2029	$400	$447

LOUISIANA 0.0%
Louisiana Gasoline & Fuels Tax Revenue Bonds, Series 2010
5.000% due 05/01/2045	100	105

MASSACHUSETTS 0.1%
Massachusetts Port Authority Revenue Bonds, Series 2011
6.202% due 07/01/2031	3,500	3,744
Massachusetts School Building Authority Revenue Bonds, Series 2010
5.468% due 06/15/2027	500	568
University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.573% due 05/01/2039	7,000	7,663

		11,975

MISSISSIPPI 0.0%
Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.413% due 01/01/2040	3,400	4,119

NEW JERSEY 0.2%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	9,890	13,880
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	20,805	28,290
New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	500	554
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.500% due 06/15/2041	315	343

		43,067

NEW YORK 1.5%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
5.871% due 11/15/2039	500	580
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	6,900	8,382
6.668% due 11/15/2039	300	380
6.687% due 11/15/2040	550	698
6.814% due 11/15/2040	18,085	23,355
7.134% due 11/15/2030	500	576
New York City, New York General Obligation Bonds, (BABs), Series 2009
5.199% due 12/01/2022	1,200	1,356
New York City, New York General Obligation Bonds, (BABs), Series 2010
5.698% due 03/01/2027	1,600	1,875
5.968% due 03/01/2036	12,015	14,218
6.246% due 06/01/2035	12,000	13,282
6.271% due 12/01/2037	5,365	6,582
6.646% due 12/01/2031	11,250	12,958
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.467% due 05/01/2040	6,700	7,508

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.508% due 08/01/2037	$800	$935
5.572% due 11/01/2038	14,000	16,390
5.808% due 08/01/2030	1,600	1,742
5.932% due 11/01/2036	15,500	16,678
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010
5.267% due 05/01/2027	500	574
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2010
5.440% due 06/15/2043	1,750	2,003
5.790% due 06/15/2041	10,800	11,516
5.882% due 06/15/2044	10,000	12,238
6.011% due 06/15/2042	400	495
6.124% due 06/15/2042	12,800	13,881
New York City, New York Water & Sewer System Revenue Bonds, Series 2011
5.000% due 06/15/2043	425	449
5.000% due 06/15/2044	19,700	20,859
5.375% due 06/15/2043	55	61
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2009
5.427% due 03/15/2039	1,200	1,359
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.289% due 03/15/2033	500	566
5.389% due 03/15/2040	200	228
New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027	2,735	3,021
New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	9,410	10,957
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	500	576
Port Authority of New York & New Jersey Revenue Bonds, Series 2011
4.926% due 10/01/2051	200	205
Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	84,130	78,879
Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.310% due 08/01/2046	2,700	2,794
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, (BABs), Series 2010
5.550% due 11/15/2040	17,500	19,332

		307,488

NORTH CAROLINA 0.0%
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	3,000	3,269

OHIO 0.6%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.053% due 02/15/2043	7,500	8,485
6.449% due 02/15/2044	1,000	1,170
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
5.939% due 02/15/2047	19,500	21,663
6.270% due 02/15/2050	3,100	3,531
7.834% due 02/15/2041	1,250	1,696
8.084% due 02/15/2050	50,425	72,332
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	1,160	1,403

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	107

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.734% due 02/15/2033	$7,325	$9,483
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	67	65

		119,828

PENNSYLVANIA 0.1%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	11,500	12,708
Pennsylvania Turnpike Commission Revenue Bonds, (BABs), Series 2009
6.105% due 12/01/2039	3,000	3,556
Pennsylvania Turnpike Commission Revenue Bonds, (BABs), Series 2010
5.511% due 12/01/2045	6,000	6,677
School District of Philadelphia, Pennsylvania General Obligation Bonds, (BABs), Series 2010
6.765% due 06/01/2040	2,300	2,330

		25,271

TENNESSEE 0.1%
Rutherford County, Tennessee Health & Educational Facilities Board Revenue Bonds, Series 2010
5.000% due 11/15/2040	1,800	1,886
Tennessee State School Bond Authority General Obligation Bonds, (GTD Insured), Series 2010
4.848% due 09/15/2027	12,000	12,983

		14,869

TEXAS 0.7%
Cypress-Fairbanks Independent School District, Texas General Obligation Bonds, (BABs), Series 2009
6.629% due 02/15/2038	7,200	8,009
Dallas Area Rapid Transit, Texas Revenue Bonds, (BABs), Series 2009
6.249% due 12/01/2034	1,200	1,314
Dallas Area Rapid Transit, Texas Revenue Bonds, (BABs), Series 2010
5.022% due 12/01/2048	25,430	27,544
Dallas Area Rapid Transit, Texas Revenue Bonds, Series 2008
5.250% due 12/01/2043	25	27
5.250% due 12/01/2048	170	184
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	14,000	16,751
Dallas County, Texas Hospital District General Obligation Bonds, (BABs), Series 2009
5.621% due 08/15/2044	500	579
Fort Bend Grand Parkway Toll Road Authority, Texas Revenue Bonds, Series 2012
5.000% due 03/01/2032	1,775	1,951
5.000% due 03/01/2037	4,050	4,354
5.000% due 03/01/2042	5,000	5,333
Houston, Texas Utility System Revenue Bonds, (AGM Insured), Series 2005
4.750% due 11/15/2030	2,300	2,419
North Texas Tollway Authority Revenue Bonds, (BABs), Series 2009
6.718% due 01/01/2049	7,100	9,368
North Texas Tollway Authority Revenue Bonds, (BABs), Series 2010
8.910% due 02/01/2030	700	819
San Antonio, Texas City Public Service Board Revenue Bonds, (BABs), Series 2010
5.718% due 02/01/2041	9,300	11,070
5.808% due 02/01/2041	2,000	2,429
6.308% due 02/01/2037	4,800	5,298

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
San Antonio, Texas General Obligation Bonds, (BABs), Series 2010
6.038% due 08/01/2040	$1,500	$1,646
Texas State General Obligation Bonds, (BABs), Series 2010
4.631% due 04/01/2033	14,800	15,996
4.681% due 04/01/2040	4,700	5,009
Texas Transportation Commission Revenue Bonds, Series 2010
5.178% due 04/01/2030	21,500	24,585

		144,685

WASHINGTON 0.0%
Energy Northwest, Washington Revenue Bonds, (BABs), Series 2010
5.710% due 07/01/2024	5,400	6,308
Energy Northwest, Washington Revenue Notes, Series 2012
2.653% due 07/01/2020	1,000	1,001
King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	800	839
King County, Washington Sewer Revenue Bonds, Series 2009
5.000% due 01/01/2039	30	32
King County, Washington Sewer Revenue Bonds, Series 2010
5.000% due 01/01/2045	225	235

		8,415

WISCONSIN 0.0%
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2010
5.000% due 11/15/2033	3,600	3,860

Total Municipal Bonds & Notes (Cost $1,238,591)		1,397,857

U.S. GOVERNMENT AGENCIES 0.1%
Fannie Mae
3.500% due 04/01/2044	7,000	7,044
4.000% due 10/01/2040	1,209	1,258
6.000% due 01/01/2023 - 06/01/2038	88	98
7.000% due 11/01/2026	29	33
8.500% due 08/01/2026	2	2
Freddie Mac
2.996% due 08/15/2032	120	126
Ginnie Mae
4.500% due 09/15/2033	20	21
6.500% due 02/15/2017	6	6
8.500% due 09/15/2030	5	6
9.000% due 12/15/2017	3	3

Total U.S. Government Agencies (Cost $8,635)		8,597

U.S. TREASURY OBLIGATIONS 23.1%
U.S. Treasury Bonds
2.750% due 08/15/2042 (h)	398,800	340,538
2.750% due 11/15/2042 (h)	626,750	534,010
2.875% due 05/15/2043 (h)(j)	92,954	81,139
3.000% due 05/15/2042 (h)	87,295	78,716
3.125% due 11/15/2041 (h)	76,520	70,936
3.125% due 02/15/2042 (h)(j)	481,296	445,575
3.125% due 02/15/2043 (j)	199,000	183,173
3.625% due 08/15/2043 (h)(j)	526,010	532,503
3.750% due 08/15/2041 (h)	699,200	728,588
3.750% due 11/15/2043 (f)(h)	1,264,264	1,309,106

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 11/15/2028		$21,500	$26,885
U.S. Treasury Notes
1.000% due 05/31/2018 (h)(j)		56,000	54,996
1.375% due 06/30/2018 (j)		345,400	343,889
2.750% due 11/15/2023		1,445	1,452
2.750% due 02/15/2024 (f)		83,700	83,902
U.S. Treasury Strips
0.000% due 08/15/2043		500	167
0.000% due 11/15/2043		82,250	27,202

Total U.S. Treasury Obligations (Cost $4,927,055)			4,842,777

MORTGAGE-BACKED SECURITIES 0.1%
BCAP LLC Trust
0.654% due 05/26/2035		1,050	974
4.000% due 02/26/2037		873	842
Berica Residential MBS SRL
0.616% due 03/31/2048	EUR	16,757	21,892
Structured Adjustable Rate Mortgage Loan Trust
2.416% due 09/25/2034		$3,197	3,181

Total Mortgage-Backed Securities (Cost $24,125)			26,889

ASSET-BACKED SECURITIES 0.2%
Hyde Park CDO BV
0.624% due 06/14/2022	EUR	5,748	7,844
Rise Ltd.
4.750% due 02/15/2039 (d)		$29,500	30,023
Springleaf Funding Trust
3.920% due 01/16/2023		2,000	2,054
Structured Asset Investment Loan Trust
1.054% due 01/25/2035		9,958	9,862

Total Asset-Backed Securities (Cost $48,488)			49,783

SOVEREIGN ISSUES 5.4%
Australia Government Bond
5.500% due 04/21/2023	AUD	29,879	30,880
Banco Nacional de Desenvolvimento Economico e Social
5.500% due 07/12/2020		$1,400	1,507
Brazil Government International Bond
5.625% due 01/07/2041		5,400	5,497
7.125% due 01/20/2037		10,800	13,001
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021	BRL	364,078	142,414
10.000% due 01/01/2023		50,368	19,261
10.000% due 01/01/2025		112,320	41,775
Colombia Government International Bond
6.125% due 01/18/2041		$200	226
Indonesia Government International Bond
6.750% due 01/15/2044		20,300	22,254
Italy Buoni Poliennali Del Tesoro
3.500% due 06/01/2018	EUR	130,295	192,613
3.750% due 05/01/2021		4,400	6,502
Junta de Castilla y Leon
6.270% due 02/19/2018		2,400	3,841
6.505% due 03/01/2019		2,800	4,640
Mexico Government International Bond
5.550% due 01/21/2045		$21,880	23,302
5.750% due 10/12/2110		1,550	1,531
6.050% due 01/11/2040		1,920	2,194
6.750% due 09/27/2034		2,470	3,026
Qatar Government International Bond
6.400% due 01/20/2040		9,000	10,733

108	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Russia Government International Bond
5.625% due 04/04/2042		$34,200	$33,430
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	43,300	64,881
Spain Government International Bond
2.100% due 04/30/2017		50,400	71,327
2.750% due 04/30/2019 (f)		212,205	305,067
3.750% due 10/31/2018		70,200	105,389
5.850% due 01/31/2022		5,200	8,688
Xunta de Galicia
5.763% due 04/03/2017		5,700	8,890
6.131% due 04/03/2018		4,500	7,188

Total Sovereign Issues (Cost $1,069,240)			1,130,057

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Wells Fargo & Co.
7.500% due 12/31/2049 (c)		200	235

Total Convertible Preferred Securities (Cost $204)			235

PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.1%
AgriBank FCB
6.875% due 01/01/2024 (c)		130,000	13,410
Reinsurance Group of America, Inc.
6.200% due 09/15/2042		537,000	14,225
State Street Corp.
5.900% due 03/15/2024 (c)		332,000	8,596

			36,231

		SHARES	MARKET VALUE (000S)
UTILITIES 0.1%
DTE Energy Co.
5.250% due 12/01/2062		10,000	$219
Entergy Arkansas, Inc.
4.750% due 06/01/2063		38,000	781
Entergy Louisiana LLC
4.700% due 06/01/2063		29,925	609
SCE Trust
5.625% due 06/15/2017 (c)		70,000	1,592
5.750% due 03/15/2024 (c)		463,000	11,853

			15,054

Total Preferred Securities (Cost $49,447)			51,285

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (e) 0.4%
			74,657

MEXICO TREASURY BILLS 0.2%
3.521% due 06/12/2014 - 06/26/2014 (b)	MXN	711,732	54,124

U.S. TREASURY BILLS 0.1%
0.070% due 04/17/2014 - 09/25/2014 (b)(h)(j)		$16,792	16,789

Total Short-Term Instruments (Cost $145,874)			145,570

Total Investments in Securities (Cost $20,537,239)			21,428,329

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.3%

SHORT-TERM INSTRUMENTS 0.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.3%
PIMCO Short-Term Floating NAV Portfolio	5,450,026	$54,528

Total Short-Term Instruments (Cost $54,528)		54,528

Total Investments in Affiliates (Cost $54,528)		54,528

Total Investments 102.6% (Cost $20,591,767)		$21,482,857

Financial Derivative Instruments (g)(i) 0.0% (Cost or Premiums, net $(49,976))		(10,416)

Other Assets and Liabilities, net (2.6%)		(524,866)

Net Assets 100.0%		$20,947,575

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Perpetual maturity, date shown represents next contractual call date.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rise Ltd.	4.750%	02/15/2039	02/11/2014	$29,721	$30,023	0.14%
SLM Corp.	4.280%	01/26/2015	08/03/2010	1,851	1,956	0.01%

				$31,572	$31,979	0.15%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.080%	03/31/2014	04/01/2014	$61,800	U.S. Treasury Bills 0.375% due 03/31/2016	$(62,989)	$61,800	$61,800
SSB	0.000%	03/31/2014	04/01/2014	12,857	Fannie Mae 2.260% due 10/17/2022	(13,118)	12,857	12,857

Total Repurchase Agreements						$(76,107)	$74,657	$74,657

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	109

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	(1.000%)	02/12/2014	02/12/2016	$(1,520)	$(1,520)
	(1.000%)	03/10/2014	03/06/2016	(2,939)	(2,938)
DEU	0.060%	04/01/2014	04/08/2014	(183,556)	(183,556)
GRE	0.000%	04/01/2014	04/02/2014	(29,383)	(29,383)
SAL	0.070%	03/26/2014	04/02/2014	(54,704)	(54,705)
	0.090%	03/25/2014	04/01/2014	(69,157)	(69,158)
	0.100%	03/20/2014	04/03/2014	(34,279)	(34,280)
SGY	0.070%	03/18/2014	04/01/2014	(237,795)	(237,802)

Total Reverse Repurchase Agreements					$(613,342)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date		Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BPS	0.300%	02/10/2014	04/10/2014	EUR	(1,025)	$(1,414)
FOB	0.100%	03/14/2014	04/14/2014	$	(3,949)	(3,954)
GSC	0.070%	03/17/2014	04/17/2014		(66,188)	(66,295)

Total Sale-Buyback Transactions						$(71,663)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2014 was $612,342 at a weighted average interest rate of 0.077%.
(3)	Payable for sale-buyback transactions includes $109 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	4.000%	04/01/2044	$1,000	$(1,045)	$(1,039)

Total Short Sales				$(1,045)	$(1,039)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(f)	Securities with an aggregate market value of $680,262 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$0	$(4,458)	$0	$0	$(4,458)	$4,497	$39
BOS	61,800	0	0	0	61,800	(62,989)	(1,189)
DEU	0	(183,556)	0	0	(183,556)	180,586	(2,970)
GRE	0	(29,383)	0	0	(29,383)	29,271	(112)
SAL	0	(158,143)	0	0	(158,143)	156,169	(1,974)
SGY	0	(237,802)	0	0	(237,802)	233,785	(4,017)
SSB	12,857	0	0	0	12,857	(13,118)	(261)

Master Securities Forward Transaction Agreement
BPS	0	0	(1,414)	0	(1,414)	1,438	24
FOB	0	0	(3,954)	0	(3,954)	3,335	(619)
GSC	0	0	(66,295)	(1,039)	(67,334)	65,097	(2,237)

Total Borrowings and Other Financing Transactions	$74,657	$(613,342)	$(71,663)	$(1,039)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

110	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

(g) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$122.000	05/23/2014	3,096	$(1,131)	$(1,172)
Call - CBOT U.S. Treasury 10-Year Note June Futures	125.500	05/23/2014	1,589	(427)	(361)
Call - CBOT U.S. Treasury 10-Year Note June Futures	126.000	05/23/2014	1,507	(586)	(245)
Put - CBOT U.S. Treasury 10-Year Note May Futures	122.500	04/25/2014	2,000	(636)	(537)
Call - CBOT U.S. Treasury 10-Year Note May Futures	125.500	04/25/2014	2,000	(625)	(167)

				$(3,405)	$(2,482)

Total Written Options				$(3,405)	$(2,482)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
5-Year Deliverable Interest Rate Swap June Futures	Long	06/2014	559	$(463)	$0	$0
30-Year Deliverable Interest Rate Swap June Futures	Short	06/2014	18	(37)	6	0
Call Options Strike @ EUR 99.500 on 3-Month Euribor December Futures	Short	12/2014	17	(2)	1	0
Euro-Bund 10-Year Bond June Futures	Long	06/2014	110	51	0	(70)
Put Options Strike @ EUR 99.500 on 3-Month Euribor December Futures	Short	12/2014	17	15	0	0
U.S. Treasury 5-Year Note June Futures	Long	06/2014	1,112	(1,018)	70	0
U.S. Treasury 10-Year Note June Futures	Long	06/2014	565	(1)	0	(35)
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2014	42	105	0	(16)

Total Futures Contracts				$(1,350)	$77	$(121)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized Appreciation	Variation Margin
							Asset	Liability
CDX.IG-16 5-Year Index	1.000%	06/20/2016	$	60,000	$1,070	$976	$19	$0
CDX.IG-17 5-Year Index	1.000%	12/20/2016		33,060	650	140	12	0
CDX.IG-19 5-Year Index	1.000%	12/20/2017		322,910	6,730	5,718	155	0
CDX.IG-20 5-Year Index	1.000%	06/20/2018		1,094,125	21,863	12,244	669	0
CDX.IG-21 5-Year Index	1.000%	12/20/2018		4,294,700	78,307	20,234	3,192	0
CDX.IG-22 5-Year Index	1.000%	06/20/2019		3,517,650	55,091	3,049	2,110	(90)
iTraxx Europe 21 5-Year Index	1.000%	06/20/2019	EUR	611,550	10,437	2,211	1,570	0

					$174,148	$44,572	$7,727	$(90)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	0.800%	07/15/2014	$	335,700	$(924)	$265	$0	$(7)
Pay	3-Month USD-LIBOR	1.500%	09/16/2016		151,000	246	545	52	0
Pay	3-Month USD-LIBOR	1.500%	12/16/2016		39,000	(45)	(68)	12	0
Receive	3-Month USD-LIBOR	1.250%	09/05/2018		200	3	1	0	0
Receive	3-Month USD-LIBOR	1.920%	05/01/2023		73,500	4,413	4,625	74	0
Pay	3-Month USD-LIBOR	3.000%	06/20/2023		333,900	(13,063)	6,921	0	(471)
Pay	3-Month USD-LIBOR	2.750%	06/19/2043		1,800	(261)	(140)	0	(8)
Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	133,800	1,088	1,961	113	0
Receive	6-Month EUR-EURIBOR	0.400%	03/14/2015	EUR	404,100	(543)	226	58	0
Receive	6-Month EUR-EURIBOR	2.250%	03/19/2024		94,400	(5,785)	(7,056)	330	0
Receive	6-Month EUR-EURIBOR	2.000%	09/17/2024		159,900	(1,707)	(2,426)	549	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	24,927,000	(5,204)	(3,289)	263	0

						$(21,782)	$1,565	$1,451	$(486)

Total Swap Agreements						$152,366	$46,137	$9,178	$(576)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	111

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(h)	Securities with an aggregate market value of $173,208 and cash of $31,490 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (4)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$77	$9,290	$9,367	$(2,482)	$(121)	$(576)	$(3,179)

(4)	Unsettled variation margin asset of $112 for closed swap agreements is outstanding at period end.

(i) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014	$		32,898		AUD	35,663	$176	$0
	04/2014			470,445		EUR	341,132	0	(484)
	05/2014		AUD	35,663	$		32,830	0	(176)
	05/2014		BRL	82,204			35,860	0	(59)
	05/2014		EUR	341,132			470,421	491	0
	05/2014		MXN	66,633			5,000	0	(87)
	07/2014		BRL	36,694			15,349	0	(440)

BPS	05/2014		MXN	138,338			10,507	0	(55)
	05/2014	$		85,143		MXN	1,141,255	1,990	0
	06/2014		MXN	167,085	$		12,706	0	(8)

BRC	04/2014		BRL	7,098			3,136	8	0
	04/2014		GBP	85,301			141,672	0	(538)
	04/2014	$		3,000		BRL	7,098	128	0
	04/2014			1,116		EUR	811	1	0
	04/2014			9,110		GBP	5,461	0	(5)
	05/2014		JPY	264,200	$		2,608	48	0
	05/2014	$		1,401		JPY	143,300	0	(12)
	05/2014			1,004		MXN	13,231	6	0
	06/2014		BRL	99,500	$		41,679	0	(1,467)
	07/2014			21,568			9,069	0	(211)

CBK	04/2014		AUD	38,652			34,760	0	(1,086)
	04/2014		BRL	19,141			8,458	22	0
	04/2014		EUR	712,449			974,340	0	(7,165)
	04/2014		GBP	724			1,208	1	0
	04/2014	$		8,169		BRL	19,141	267	0
	04/2014			9,307		EUR	6,767	16	0
	05/2014		JPY	226,628	$		2,222	26	0
	05/2014	$		1,958		JPY	199,500	0	(25)

DUB	04/2014			2,672		AUD	2,989	100	0
	04/2014			6,806		EUR	4,935	0	(7)
	05/2014		MXN	250,142	$		18,900	0	(198)
	05/2014	$		3,360		AUD	3,647	16	0

FBF	04/2014		BRL	18,394	$		8,128	21	0
	04/2014	$		7,809		BRL	18,394	298	0
	04/2014			515,930		EUR	374,169	0	(457)
	05/2014		EUR	371,940	$		512,802	432	0
	06/2014	$		9,038		BRL	21,600	329	0

GLM	05/2014		MXN	13,179	$		1,000	0	(6)
	06/2014			297,960			22,709	11	0

HUS	04/2014		EUR	7,720			10,539	0	(96)
	04/2014	$		12,054		EUR	8,781	46	(3)
	05/2014			1,273			925	1	0
	06/2014		BRL	500	$		210	0	(7)
	08/2014			296,165			122,676	0	(3,593)

JPM	04/2014			3,317			1,466	4	0
	04/2014		EUR	16,426			22,792	163	0
	04/2014	$		1,400		BRL	3,317	62	0

112	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
JPM	04/2014	$		133,414		GBP	80,564	$898	$0
	05/2014		GBP	80,564	$		133,384	0	(897)
	06/2014		MXN	140,621			10,716	3	0
	08/2014		BRL	3,339			1,383	0	(41)

MSC	06/2014		MXN	94,078			7,155	0	(4)

UAG	04/2014		BRL	95,882			40,482	0	(1,775)
	04/2014	$		40,868		BRL	95,882	1,446	(56)
	05/2014			31,657			75,670	1,407	0

Total Forward Foreign Currency Contracts								$8,417	$(18,958)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400%	05/19/2014	$	347,300	$925	$27

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.850%	03/04/2015		150,000	9,015	5,511
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.200%	07/29/2016		48,000	2,056	746
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		134,100	10,630	13,447

JPM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.850%	03/04/2015		200,000	9,200	7,348

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400%	05/19/2014		373,600	747	29
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.850%	03/04/2015		358,600	16,308	13,176

								$48,881	$40,284

Total Purchased Options								$48,881	$40,284

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900%	05/19/2014	$	347,300	$(1,188)	$(4)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.200%	07/29/2016		183,100	(2,243)	(1,015)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700%	05/19/2014		213,800	(907)	(468)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.200%	05/19/2014		213,800	(1,103)	(338)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.378%	03/04/2015		315,000	(8,900)	(6,634)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		563,200	(10,588)	(15,994)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700%	05/19/2014		405,500	(1,769)	(888)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.150%	05/19/2014		247,700	(1,152)	(535)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.200%	05/19/2014		157,800	(798)	(249)

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.394%	03/04/2015		424,000	(9,200)	(8,700)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700%	05/19/2014		214,300	(1,007)	(469)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.200%	05/19/2014		214,300	(857)	(339)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900%	05/19/2014		373,600	(1,952)	(4)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.376%	03/04/2015		243,600	(5,318)	(5,145)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.385%	03/04/2015		520,500	(10,997)	(10,838)

								$(57,979)	$(51,620)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-21 5-Year Index	Sell	1.000%	06/18/2014	$	213,900	$(428)	$(82)
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.700%	07/16/2014		178,100	(481)	(367)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014	EUR	11,300	(38)	(14)

BPS	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.100%	04/16/2014		59,000	(127)	(1)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		45,900	(121)	(57)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		141,900	(477)	(415)

CBK	Put - OTC CDX.IG-21 5-Year Index	Sell	0.800%	06/18/2014	$	205,500	(370)	(186)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014	EUR	250,500	(699)	(314)

DUB	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		59,200	(195)	(74)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	113

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GST	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014	EUR	141,500	$(496)	$(413)

JPM	Put - OTC CDX.IG-21 5-Year Index	Sell	0.750%	06/18/2014	$	255,100	(478)	(300)
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.800%	06/18/2014		248,200	(459)	(224)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014	EUR	36,600	(107)	(46)

MYC	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		22,500	(72)	(28)

							$(4,548)	$(2,521)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
UAG	Call - OTC USD versus BRL	BRL 2.515	06/13/2014	$ 45,990	$(453)	$(152)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$21,500	$(178)	$(20)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	19,600	(253)	(18)

						$(431)	$(38)

Total Written Options						$(63,411)	$(54,331)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at 03/31/2013	376	$10,524,400	EUR	1,472,100	GBP	0	$(28,986)
Sales	15,406	20,684,290		1,985,400		58,400	(105,651)
Closing Buys	0	(9,050,700)		0		0	13,215
Expirations	(4,564)	(14,166,200)		(1,935,000)		(58,400)	49,170
Exercised	(1,026)	(2,166,400)		(754,100)		0	5,436

Balance at 03/31/2014	10,192	$5,825,390	EUR	768,400	GBP	0	$(66,816)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	03/20/2021	0.851%	$	20,500	$(147)	$351	$204	$0
	BP Capital Markets America, Inc.	1.000%	06/20/2015	0.193%		3,000	21	10	31	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		4,200	(21)	53	32	0
	Brazil Government International Bond	1.000%	12/20/2015	0.607%		14,300	(120)	222	102	0
	Brazil Government International Bond	1.000%	12/20/2016	0.953%		4,000	(53)	59	6	0
	Brazil Government International Bond	1.000%	12/20/2018	1.558%		48,500	(2,499)	1,295	0	(1,204)
	Caterpillar, Inc.	1.000%	03/20/2016	0.125%		12,500	173	48	221	0
	China Government International Bond	1.000%	09/20/2017	0.564%		13,700	(98)	308	210	0
	China Government International Bond	1.000%	12/20/2018	0.821%		900	15	(7)	8	0
	Colombia Government International Bond	1.000%	03/20/2016	0.484%		4,300	23	22	45	0
	General Electric Capital Corp.	1.000%	12/20/2015	0.322%		14,400	(420)	594	174	0
	Italy Government International Bond	1.000%	12/20/2018	1.248%		21,400	(1,403)	1,172	0	(231)
	Lafarge S.A.	1.000%	09/20/2016	0.929%		500	(38)	39	1	0
	MetLife, Inc.	1.000%	12/20/2015	0.212%		12,500	(698)	873	175	0
	MetLife, Inc.	1.000%	03/20/2016	0.233%		2,600	(78)	118	40	0
	MetLife, Inc.	1.000%	12/20/2018	0.589%		25,000	0	480	480	0
	MetLife, Inc.	1.000%	06/20/2021	0.945%		25,000	(1,593)	1,693	100	0
	Mexico Government International Bond	1.000%	06/20/2016	0.349%		7,100	7	99	106	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		300	0	3	3	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%		15,000	(73)	196	123	0
	Potash Corp. of Saskatchewan, Inc.	1.000%	12/20/2015	0.138%		1,600	(4)	28	24	0
	Russia Government International Bond	1.000%	09/20/2018	2.014%		1,800	(82)	6	0	(76)
	Shell International Finance BV	1.000%	03/20/2017	0.184%		100	1	1	2	0
BOA	Spain Government International Bond	1.000%	12/20/2018	0.966%		6,500	(383)	395	12	0
	Telefonica Emisiones S.A.U.	1.000%	06/20/2018	1.055%	EUR	13,100	(1,087)	1,053	0	(34)
	Wells Fargo & Co.	1.000%	12/20/2016	0.184%	$	400	(18)	27	9	0

114	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Alcoa, Inc.	1.000%	03/20/2021	2.268%	$	2,700	$(235)	$25	$0	$(210)
	Brazil Government International Bond	1.000%	09/20/2017	1.193%		600	(13)	9	0	(4)
	Caterpillar, Inc.	1.000%	03/20/2016	0.125%		9,200	126	37	163	0
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2018	1.108%		5,800	(161)	137	0	(24)
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		21,200	(287)	630	343	0
	Petrobras International Finance Co.	1.000%	06/20/2015	0.910%		12,000	(74)	91	17	0
	Petrobras International Finance Co.	1.000%	06/20/2018	2.137%		58,900	(2,867)	204	0	(2,663)
	Whirlpool Corp.	1.000%	06/20/2019	0.887%		9,000	40	14	54	0

BRC	Berkshire Hathaway, Inc.	1.000%	12/20/2017	0.391%		65,050	(865)	2,345	1,480	0
	BP Capital Markets America, Inc.	1.000%	06/20/2015	0.193%		8,500	20	67	87	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		7,500	(64)	120	56	0
	Brazil Government International Bond	1.000%	06/20/2017	1.104%		35,000	(498)	393	0	(105)
	Brazil Government International Bond	1.000%	06/20/2018	1.391%		21,600	(64)	(273)	0	(337)
	China Government International Bond	1.000%	12/20/2018	0.821%		13,500	167	(52)	115	0
	Emirate of Abu Dhabi Government International Bond	1.000%	09/20/2015	0.080%		5,000	(24)	94	70	0
	Emirate of Abu Dhabi Government International Bond	1.000%	12/20/2015	0.095%		1,700	(7)	34	27	0
	Ford Motor Co.	5.000%	06/20/2019	1.076%		6,000	1,166	13	1,179	0
	Italy Government International Bond	1.000%	12/20/2018	1.248%		10,600	(743)	628	0	(115)
	Mexico Government International Bond	1.000%	03/20/2019	0.836%		17,600	45	99	144	0
	Mexico Government International Bond	1.000%	09/20/2022	1.275%		9,900	(463)	262	0	(201)
	Petrobras International Finance Co.	1.000%	06/20/2018	2.137%		7,500	(346)	7	0	(339)
	Rio Tinto Finance USA Ltd.	1.000%	09/20/2015	0.301%		1,900	(4)	24	20	0
	Russia Government International Bond	1.000%	03/20/2016	1.510%		5,900	(24)	(33)	0	(57)
	Teck Resources Ltd.	1.000%	12/20/2015	0.400%		3,600	(54)	92	38	0
	Telecom Italia SpA	1.000%	06/20/2019	2.201%	EUR	10,000	(868)	70	0	(798)
	Toll Brothers Finance Corp.	1.000%	03/20/2021	2.154%	$	5,700	(371)	(32)	0	(403)
	Verizon Communications, Inc.	1.000%	06/20/2019	0.624%		6,700	127	2	129	0
	Whirlpool Corp.	1.000%	03/20/2019	0.835%		2,100	3	14	17	0
	Whirlpool Corp.	1.000%	06/20/2019	0.887%		35,000	173	37	210	0

CBK	Brazil Government International Bond	1.000%	06/20/2015	0.383%		5,000	(97)	136	39	0
	Brazil Government International Bond	1.000%	03/20/2016	0.676%		39,800	(275)	544	269	0
	Brazil Government International Bond	1.000%	12/20/2018	1.558%		20,000	(758)	262	0	(496)
	China Government International Bond	1.000%	09/20/2017	0.564%		17,400	(109)	376	267	0
	China Government International Bond	1.000%	12/20/2018	0.821%		8,950	118	(41)	77	0
	China Government International Bond	1.000%	03/20/2019	0.868%		30,000	88	112	200	0
	E.ON International Finance BV	1.000%	03/20/2017	0.486%		17,700	77	198	275	0
	Emirate of Abu Dhabi Government International Bond	1.000%	12/20/2015	0.095%		5,000	(32)	112	80	0
	Emirate of Abu Dhabi Government International Bond	1.000%	06/20/2016	0.116%		1,100	0	22	22	0
	Ford Motor Co.	5.000%	06/20/2019	1.076%		5,600	1,097	4	1,101	0
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2016	0.351%		1,500	(16)	38	22	0
	General Electric Capital Corp.	1.000%	09/20/2016	0.366%		500	(10)	18	8	0
	General Electric Capital Corp.	1.000%	09/20/2019	0.638%		1,000	(102)	121	19	0
	Italy Government International Bond	1.000%	12/20/2018	1.248%		13,400	(1,022)	877	0	(145)
	MetLife, Inc.	1.000%	03/20/2016	0.233%		3,400	(70)	122	52	0
	MetLife, Inc.	1.000%	09/20/2016	0.290%		600	(18)	29	11	0
	Mexico Government International Bond	1.000%	06/20/2016	0.349%		9,400	(31)	171	140	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		7,600	(109)	232	123	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%		15,400	63	63	126	0
	Potash Corp. of Saskatchewan, Inc.	1.000%	12/20/2015	0.138%		5,000	(37)	113	76	0
	Russia Government International Bond	1.000%	06/20/2015	1.281%		9,500	(136)	106	0	(30)
	Russia Government International Bond	1.000%	03/20/2016	1.510%		21,900	(236)	25	0	(211)
	Russia Government International Bond	1.000%	09/20/2018	2.014%		1,500	(65)	2	0	(63)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		100	(4)	(1)	0	(5)
	Spain Government International Bond	1.000%	12/20/2018	0.966%		19,500	(794)	830	36	0
	Teck Resources Ltd.	1.000%	09/20/2016	0.611%		1,500	(32)	47	15	0
	Telecom Italia SpA	1.000%	06/20/2019	2.201%	EUR	5,000	(434)	35	0	(399)
	Toyota Motor Credit Corp.	1.000%	06/20/2016	0.242%	$	2,000	(5)	39	34	0
	Whirlpool Corp.	1.000%	06/20/2019	0.887%		20,000	89	31	120	0

DUB	BP Capital Markets America, Inc.	1.000%	12/20/2018	0.556%	EUR	5,000	137	7	144	0
	BP Capital Markets America, Inc.	1.000%	03/20/2016	0.251%	$	1,500	3	20	23	0
	Brazil Government International Bond	1.000%	06/20/2017	1.104%		32,600	(474)	377	0	(97)
	Brazil Government International Bond	1.000%	06/20/2018	1.391%		9,450	(37)	(111)	0	(148)
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		5,600	(201)	37	0	(164)
DUB	Canadian Natural Resources Ltd.	1.000%	12/20/2015	0.124%	$	25,000	$123	$266	$389	$0
	China Government International Bond	1.000%	12/20/2018	0.821%		8,900	83	(7)	76	0
	China Government International Bond	1.000%	03/20/2019	0.868%		30,000	93	106	199	0
	Citigroup, Inc.	1.000%	09/20/2017	0.537%		1,800	(143)	172	29	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	115

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Danone	1.000%	03/20/2016	0.173%	$	2,100	$34	$1	$35	$0
	Devon Energy Corp.	1.000%	06/20/2018	0.561%		600	(2)	13	11	0
	Emirate of Abu Dhabi Government International Bond	1.000%	12/20/2015	0.095%		1,800	(4)	32	28	0
	Ford Motor Co.	5.000%	09/20/2017	0.691%		6,700	774	226	1,000	0
	Ford Motor Co.	5.000%	06/20/2019	1.076%		3,050	593	6	599	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.569%		3,000	44	19	63	0
	Italy Government International Bond	1.000%	03/20/2017	0.905%		72,300	(544)	769	225	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%		39,000	(794)	288	0	(506)
	MetLife, Inc.	1.000%	12/20/2014	0.087%		15,000	(840)	945	105	0
	MetLife, Inc.	1.000%	03/20/2016	0.233%		1,600	(39)	63	24	0
	MetLife, Inc.	1.000%	12/20/2018	0.589%		15,000	70	218	288	0
	MetLife, Inc.	5.000%	09/20/2019	0.697%		1,100	134	116	250	0
	Mexico Government International Bond	1.000%	06/20/2016	0.349%		6,000	0	89	89	0
	Mexico Government International Bond	1.000%	06/20/2017	0.482%		9,500	(47)	208	161	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		23,200	(278)	653	375	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		13,300	41	94	135	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%		19,400	(57)	216	159	0
	Pacific Gas & Electric Co.	1.000%	06/20/2021	0.877%		2,000	(88)	105	17	0
	Potash Corp. of Saskatchewan, Inc.	1.000%	12/20/2015	0.138%		3,100	(11)	58	47	0
	Prudential Financial, Inc.	1.000%	12/20/2018	0.556%		19,000	0	393	393	0
	Russia Government International Bond	1.000%	03/20/2016	1.510%		5,650	(27)	(27)	0	(54)
	Whirlpool Corp.	1.000%	03/20/2019	0.835%		600	(6)	11	5	0

FBF	American International Group, Inc.	1.000%	06/20/2019	0.672%		450	7	0	7	0
	Anadarko Petroleum Corp.	1.000%	09/20/2017	0.557%		700	(20)	31	11	0
	AT&T, Inc.	1.000%	03/20/2023	1.142%		21,400	(575)	343	0	(232)
	Bank of America Corp.	1.000%	09/20/2017	0.434%		3,200	(243)	306	63	0
	BHP Billiton Finance USA Ltd.	1.000%	12/20/2015	0.205%		200	1	1	2	0
	China Government International Bond	1.000%	09/20/2017	0.564%		15,000	(154)	384	230	0
	China Government International Bond	1.000%	09/20/2022	1.341%		8,600	(293)	79	0	(214)
	Devon Energy Corp.	1.000%	06/20/2018	0.561%		600	(1)	12	11	0
	Emirate of Abu Dhabi Government International Bond	1.000%	06/20/2016	0.116%		5,000	10	91	101	0
	Finmeccanica Finance S.A.	5.000%	03/20/2018	1.649%	EUR	6,100	499	596	1,095	0
	Ford Motor Co.	5.000%	09/20/2017	0.691%	$	2,900	328	105	433	0
	Ford Motor Co.	5.000%	06/20/2019	1.076%		1,700	328	6	334	0
	Glencore Finance Europe S.A.	1.000%	12/20/2018	1.619%	EUR	200	(7)	0	0	(7)
	MetLife, Inc.	1.000%	09/20/2017	0.418%	$	20,000	(1,708)	2,116	408	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		5,200	(78)	162	84	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		6,250	12	51	63	0
	Potash Corp. of Saskatchewan, Inc.	1.000%	12/20/2015	0.138%		2,500	(18)	57	39	0
	Rogers Communications, Inc.	1.000%	06/20/2016	0.146%		500	3	6	9	0
	Shell International Finance BV	1.000%	09/20/2016	0.157%		300	6	1	7	0
	Telecom Italia SpA	1.000%	06/20/2019	2.201%	EUR	10,000	(868)	70	0	(798)
	Toyota Motor Credit Corp.	1.000%	06/20/2016	0.242%	$	7,900	(34)	170	136	0
	Whirlpool Corp.	1.000%	03/20/2019	0.835%		5,150	12	30	42	0
	Whirlpool Corp.	1.000%	06/20/2019	0.887%		20,000	69	50	119	0

GST	American International Group, Inc.	1.000%	09/20/2021	0.970%		15,000	(1,601)	1,636	35	0
	BP Capital Markets America, Inc.	1.000%	06/20/2015	0.193%		5,000	12	40	52	0
	BP Capital Markets America, Inc.	1.000%	03/20/2016	0.251%		2,500	5	33	38	0
	BP Capital Markets America, Inc.	1.000%	06/20/2016	0.261%		8,700	78	69	147	0
	Brazil Government International Bond	1.000%	12/20/2018	1.558%		53,500	(2,612)	1,285	0	(1,327)
	Canadian Natural Resources Ltd.	1.000%	12/20/2015	0.124%		6,000	18	75	93	0
	China Government International Bond	1.000%	12/20/2018	0.821%		5,500	70	(23)	47	0
	Finmeccanica Finance S.A.	5.000%	03/20/2018	1.649%	EUR	9,600	802	922	1,724	0
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2016	0.351%	$	7,100	(77)	182	105	0
	Italy Government International Bond	1.000%	12/20/2018	1.248%		27,600	(1,798)	1,499	0	(299)
	MetLife, Inc.	1.000%	03/20/2015	0.123%		2,100	(118)	137	19	0
	MetLife, Inc.	1.000%	12/20/2015	0.212%		16,600	(758)	991	233	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		8,400	(125)	261	136	0
	Mexico Government International Bond	1.000%	03/20/2018	0.631%		27,050	133	266	399	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		2,900	8	21	29	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%		3,700	(9)	39	30	0
	Russia Government International Bond	1.000%	09/20/2017	1.828%		12,100	(688)	356	0	(332)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		9,400	(363)	(114)	0	(477)
	Time Warner Cable, Inc.	1.000%	12/20/2020	1.228%		1,200	(137)	120	0	(17)

HUS	Brazil Government International Bond	1.000%	09/20/2015	0.514%		3,400	(34)	59	25	0
	Brazil Government International Bond	1.000%	03/20/2016	0.676%		25,000	(153)	322	169	0
	Brazil Government International Bond	1.000%	06/20/2017	1.104%		26,700	(384)	304	0	(80)
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		11,200	(459)	131	0	(328)
	Canadian Natural Resources Ltd.	1.000%	09/20/2015	0.091%		5,100	(17)	87	70	0

116	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
HUS	China Government International Bond	1.000%	12/20/2018	0.821%	$	950	$15	$(7)	$8	$0
	Colombia Government International Bond	1.000%	03/20/2016	0.484%		4,400	24	22	46	0
	E.ON International Finance BV	1.000%	03/20/2016	0.337%		1,000	11	3	14	0
	Emirate of Abu Dhabi Government International Bond	1.000%	09/20/2015	0.080%		2,000	(8)	36	28	0
	Italy Government International Bond	1.000%	03/20/2017	0.905%		23,100	(157)	229	72	0
	Mexico Government International Bond	1.000%	06/20/2016	0.349%		6,000	6	83	89	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		5,500	(78)	166	88	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		8,000	(27)	108	81	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%		16,400	8	126	134	0
	Russia Government International Bond	1.000%	03/20/2016	1.510%		14,600	(199)	58	0	(141)
	Russia Government International Bond	1.000%	12/20/2016	1.682%		1,500	(7)	(20)	0	(27)
	Russia Government International Bond	1.000%	09/20/2017	1.828%		5,400	(303)	155	0	(148)
	Russia Government International Bond	1.000%	09/20/2018	2.014%		2,600	(120)	10	0	(110)
	Spain Government International Bond	1.000%	12/20/2018	0.966%		7,300	(234)	248	14	0
	Toyota Motor Credit Corp.	1.000%	06/20/2016	0.242%		11,000	(65)	255	190	0

JPM	Anglo American Capital PLC	1.000%	06/20/2019	1.682%	EUR	11,000	(590)	84	0	(506)
	BP Capital Markets America, Inc.	1.000%	06/20/2015	0.193%	$	2,600	5	22	27	0
	BP Capital Markets America, Inc.	1.000%	03/20/2016	0.251%		19,200	137	155	292	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		8,500	(81)	145	64	0
	Brazil Government International Bond	1.000%	12/20/2018	1.558%		9,400	(489)	256	0	(233)
	Canadian Natural Resources Ltd.	1.000%	09/20/2015	0.091%		5,100	(17)	88	71	0
	Caterpillar, Inc.	1.000%	03/20/2016	0.125%		5,200	71	21	92	0
	China Government International Bond	1.000%	12/20/2018	0.821%		4,900	60	(18)	42	0
	Emirate of Abu Dhabi Government International Bond	1.000%	12/20/2015	0.095%		1,300	5	16	21	0
	Ford Motor Co.	5.000%	03/20/2019	1.027%		2,550	476	10	486	0
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2019	1.554%		10,000	(330)	61	0	(269)
	Genworth Holdings, Inc.	5.000%	06/20/2019	1.111%		10,000	1,836	109	1,945	0
	MetLife, Inc.	1.000%	12/20/2015	0.212%		4,300	(192)	253	61	0
	MetLife, Inc.	1.000%	03/20/2016	0.233%		1,400	(33)	55	22	0
	Mexico Government International Bond	1.000%	06/20/2016	0.349%		19,000	(9)	292	283	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		24,500	(254)	650	396	0
	Mexico Government International Bond	1.000%	06/20/2018	0.668%		25,000	237	114	351	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%		52,300	210	219	429	0
	Morgan Stanley	1.000%	03/20/2019	0.821%		1,800	0	16	16	0
	Rogers Communications, Inc.	1.000%	06/20/2016	0.146%		3,700	25	47	72	0
	Russia Government International Bond	1.000%	09/20/2017	1.828%		19,500	(998)	464	0	(534)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		15,900	(626)	(180)	0	(806)
	Whirlpool Corp.	1.000%	03/20/2019	0.835%		400	1	3	4	0

MYC	Anadarko Petroleum Corp.	1.000%	06/20/2017	0.517%		20,500	(1,076)	1,399	323	0
	Anadarko Petroleum Corp.	1.000%	09/20/2017	0.557%		11,000	(284)	455	171	0
	Anglo American Capital PLC	1.000%	06/20/2019	1.697%		600	(23)	3	0	(20)
	Barrick Gold Corp.	1.000%	06/20/2018	1.248%		11,450	(402)	290	0	(112)
	Barrick Gold Corp.	1.000%	12/20/2018	1.542%		4,300	(164)	61	0	(103)
	BHP Billiton Finance USA Ltd.	1.000%	12/20/2015	0.205%		5,700	14	67	81	0
	Brazil Government International Bond	1.000%	12/20/2018	1.558%		12,400	(617)	310	0	(307)
	Canadian Natural Resources Ltd.	1.000%	12/20/2015	0.124%		3,600	12	44	56	0
	China Government International Bond	1.000%	09/20/2017	0.564%		10,000	(59)	212	153	0
	Citigroup, Inc.	1.000%	12/20/2017	0.571%		3,000	(76)	124	48	0
	Emirate of Abu Dhabi Government International Bond	1.000%	06/20/2015	0.058%		10,000	(18)	138	120	0
	Emirate of Abu Dhabi Government International Bond	1.000%	09/20/2015	0.080%		4,600	(13)	78	65	0
	Emirate of Abu Dhabi Government International Bond	1.000%	12/20/2015	0.095%		2,000	(4)	36	32	0
	Emirate of Abu Dhabi Government International Bond	1.000%	06/20/2016	0.116%		3,000	1	59	60	0
	Ford Motor Co.	5.000%	03/20/2019	1.027%		2,250	419	10	429	0
	Ford Motor Credit Co. LLC	5.000%	06/20/2018	0.760%		700	119	3	122	0
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2018	1.108%		4,000	(111)	95	0	(16)
	Italy Government International Bond	1.000%	03/20/2016	0.652%		14,100	(12)	113	101	0
	Italy Government International Bond	1.000%	12/20/2018	1.248%		14,400	(938)	782	0	(156)
	Mexico Government International Bond	1.000%	03/20/2016	0.331%		2,300	(8)	39	31	0
	Mexico Government International Bond	1.000%	06/20/2017	0.482%		10,000	(42)	211	169	0

MYC	Mexico Government International Bond	1.000%	03/20/2018	0.631%		18,900	92	187	279	0
	Mexico Government International Bond	1.000%	06/20/2018	0.668%		25,000	231	120	351	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		21,200	(45)	259	214	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%		12,650	49	55	104	0
	Petrobras International Finance Co.	1.000%	09/20/2015	1.074%		1,900	(61)	59	0	(2)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	117

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Petrobras International Finance Co.	1.000%	03/20/2018	2.054%	$	5,500	$(249)	$31	$0	$(218)
	Russia Government International Bond	1.000%	03/20/2016	1.510%		22,000	(40)	(172)	0	(212)
	Russia Government International Bond	1.000%	06/20/2016	1.553%		10,100	(136)	17	0	(119)
	RZD Capital Ltd.	1.000%	03/20/2016	2.252%		700	(16)	0	0	(16)
	Spain Government International Bond	1.000%	12/20/2018	0.966%		46,800	(2,760)	2,847	87	0
	Spain Government International Bond	1.000%	03/20/2019	1.002%		1,900	(17)	18	1	0

RYL	Alcoa, Inc.	1.000%	06/20/2021	2.333%		2,600	(232)	14	0	(218)
	BHP Billiton Finance USA Ltd.	1.000%	09/20/2016	0.289%		900	10	6	16	0
	China Government International Bond	1.000%	09/20/2017	0.564%		10,000	(59)	212	153	0
	Comcast Corp.	1.000%	12/20/2015	0.096%		1,200	0	19	19	0
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	03/20/2016	0.320%		12,500	(48)	221	173	0

UAG	Brazil Government International Bond	1.000%	06/20/2015	0.383%		2,000	(24)	40	16	0
	China Government International Bond	1.000%	09/20/2017	0.564%		19,300	(202)	498	296	0
	Ford Motor Credit Co. LLC	5.000%	09/20/2017	0.628%		900	106	30	136	0
	MetLife, Inc.	1.000%	12/20/2015	0.212%		7,500	(370)	475	105	0
	Mexico Government International Bond	1.000%	06/20/2017	0.482%		500	(2)	11	9	0
	Russia Government International Bond	1.000%	06/20/2015	1.281%		10,000	(152)	121	0	(31)
	Russia Government International Bond	1.000%	06/20/2016	1.553%		9,000	(117)	10	0	(107)

							$(39,008)	$51,508	$30,141	$(17,641)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
MYC	MCDX-21 5-Year Index	1.000%	12/20/2018	$64,500	$ (1,233)	$740	$0	$(493)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.420%	01/02/2017	BRL	58,600	$77	$(2,081)	$0	$(2,004)
	Pay	1-Year BRL-CDI	8.910%	01/02/2017		109,300	140	(3,280)	0	(3,140)
	Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	82,950	1,071	(393)	678	0

BPS	Pay	1-Year BRL-CDI	8.485%	01/02/2017	BRL	318,000	1,083	(11,502)	0	(10,419)
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023	MXN	7,200	3	8	11	0

BRC	Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	52,400	658	(230)	428	0
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	1,264,200	116	2,493	2,609	0
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021		291,000	315	349	664	0
	Pay	28-Day MXN-TIIE	6.750%	08/31/2021		154,500	(15)	409	394	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		286,300	193	225	418	0

CBK	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		165,000	191	150	341	0

DUB	Pay	1-Year BRL-CDI	8.285%	01/02/2017	BRL	15,700	(24)	(547)	0	(571)
	Receive	3-Month USD-CPURNSA Index	1.775%	01/29/2016	$	104,500	4	87	91	0

FBF	Pay	1-Year BRL-CDI	8.495%	01/02/2017	BRL	120,000	(12)	(4,044)	0	(4,056)

GLM	Pay	1-Year BRL-CDI	8.720%	01/02/2017	BRL	15,100	(58)	(412)	0	(470)
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	272,500	(24)	586	562	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		1,249,700	526	1,300	1,826	0

HUS	Pay	1-Year BRL-CDI	8.645%	01/02/2017	BRL	100,000	184	(3,381)	0	(3,197)
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	2,173,000	20	4,464	4,484	0

118	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
HUS	Pay	28-Day MXN-TIIE	6.650%	06/02/2021	MXN	229,000	$206	$316	$522	$0
	Pay	28-Day MXN-TIIE	7.500%	06/02/2021		1,012,800	2,157	4,139	6,296	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		550,000	514	289	803	0

JPM	Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	37,100	467	(164)	303	0
	Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022		9,000	29	490	519	0
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	114,100	(7)	242	235	0
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021		62,000	38	104	142	0

MYC	Pay	28-Day MXN-TIIE	5.250%	09/06/2019		225,000	(164)	(178)	0	(342)
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021		336,000	267	500	767	0

UAG	Pay	1-Year BRL-CDI	8.590%	01/02/2017	BRL	71,100	132	(2,545)	0	(2,413)
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	240,200	113	383	496	0

							$8,200	$(12,223)	$22,589	$(26,612)

Total Swap Agreements							$(32,041)	$40,025	$52,730	$(44,746)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(j)	Securities with an aggregate market value of $32,013 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$667	$27	$2,786	$3,480	$(1,246)	$(467)	$(6,689)	$(8,402)	$(4,922)	$5,031	$109
BPS	1,990	0	588	2,578	(63)	(473)	(13,320)	(13,856)	(11,278)	11,135	(143)
BRC	191	0	8,085	8,276	(2,233)	0	(2,355)	(4,588)	3,688	(2,250)	1,438
CBK	332	6,257	3,453	10,042	(8,276)	(8,993)	(1,349)	(18,618)	(8,576)	9,523	947
DUB	116	13,447	4,960	18,523	(205)	(17,740)	(1,540)	(19,485)	(962)	2,072	1,110
FBF	1,080	0	3,194	4,274	(457)	0	(5,307)	(5,764)	(1,490)	1,503	13
GLM	11	0	2,388	2,399	(6)	0	(470)	(476)	1,923	(2,200)	(277)
GST	0	0	3,087	3,087	0	(413)	(2,452)	(2,865)	222	0	222
HUS	47	0	13,133	13,180	(3,699)	0	(4,031)	(7,730)	5,450	(6,000)	(550)
JPM	1,130	7,348	5,873	14,351	(938)	(9,270)	(2,348)	(12,556)	1,795	(870)	925
MSC	0	0	0	0	(4)	0	0	(4)	(4)	(467)	(471)
MYC	0	13,205	3,764	16,969	0	(16,823)	(2,116)	(18,939)	(1,970)	(3,897)	(5,867)
RYL	0	0	361	361	0	0	(218)	(218)	143	(125)	18
UAG	2,853	0	1,058	3,911	(1,831)	(152)	(2,551)	(4,534)	(623)	570	(53)

Total Over the Counter	$8,417	$40,284	$52,730	$101,431	$(18,958)	$(54,331)	$(44,746)	$(118,035)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	119

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$77	$77
Swap Agreements	0	7,839	0	0	1,451	9,290

	$0	$7,839	$0	$0	$1,528	$9,367

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,417	$0	$8,417
Purchased Options	0	0	0	0	40,284	40,284
Swap Agreements	0	30,141	0	0	22,589	52,730

	$0	$30,141	$0	$8,417	$62,873	$101,431

	$0	$37,980	$0	$8,417	$64,401	$110,798

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2,482	$2,482
Futures	0	0	0	0	121	121
Swap Agreements	0	90	0	0	486	576

	$0	$90	$0	$0	$3,089	$3,179

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,958	$0	$18,958
Written Options	0	2,521	0	152	51,658	54,331
Swap Agreements	0	18,134	0	0	26,612	44,746

	$0	$20,655	$0	$19,110	$78,270	$118,035

	$0	$20,745	$0	$19,110	$81,359	$121,214

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,272	$1,272
Futures	0	0	0	0	(25,826)	(25,826)
Swap Agreements	0	150,739	0	0	(27,476)	123,263

	$0	$150,739	$0	$0	$(52,030)	$98,709

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(26,804)	$0	$(26,804)
Written Options	0	8,760	0	0	38,403	47,163
Swap Agreements	0	31,048	0	0	(61,459)	(30,411)

	$0	$39,808	$0	$(26,804)	$(23,056)	$(10,052)

	$0	$190,547	$0	$(26,804)	$(75,086)	$88,657

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$865	$865
Futures	0	0	0	0	(3,083)	(3,083)
Swap Agreements	0	19,637	0	0	3,859	23,496

	$0	$19,637	$0	$0	$1,641	$21,278

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(33,044)	$0	$(33,044)
Purchased Options	0	0	0	0	(9,766)	(9,766)
Written Options	0	2,027	0	301	(2,529)	(201)
Swap Agreements	0	17,695	0	0	(45,835)	(28,140)

	$0	$19,722	$0	$(32,743)	$(58,130)	$(71,151)

	$0	$39,359	$0	$(32,743)	$(56,489)	$(49,873)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

120	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$40,178	$0	$40,178
Corporate Bonds & Notes
Banking & Finance	0	4,801,884	23,955	4,825,839
Industrials	0	6,135,242	196,154	6,331,396
Utilities	0	2,577,866	0	2,577,866
Municipal Bonds & Notes
Arizona	0	3,310	0	3,310
California	0	623,989	0	623,989
Colorado	0	686	0	686
Florida	0	8,734	0	8,734
Georgia	0	52,894	0	52,894
Illinois	0	8,457	0	8,457
Indiana	0	7,825	0	7,825
Iowa	0	4,564	0	4,564
Kentucky	0	447	0	447
Louisiana	0	105	0	105
Massachusetts	0	11,975	0	11,975
Mississippi	0	4,119	0	4,119
New Jersey	0	43,067	0	43,067
New York	0	307,488	0	307,488
North Carolina	0	3,269	0	3,269
Ohio	0	119,828	0	119,828
Pennsylvania	0	25,271	0	25,271
Tennessee	0	14,869	0	14,869
Texas	0	144,685	0	144,685
Washington	0	8,415	0	8,415
Wisconsin	0	3,860	0	3,860
U.S. Government Agencies	0	8,597	0	8,597
U.S. Treasury Obligations	0	4,842,777	0	4,842,777
Mortgage-Backed Securities	0	26,047	842	26,889
Asset-Backed Securities	0	17,706	32,077	49,783
Sovereign Issues	0	1,130,057	0	1,130,057
Convertible Preferred Securities
Banking & Finance	235	0	0	235

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Preferred Securities
Banking & Finance	$36,231	$0	$0	$36,231
Utilities	15,054	0	0	15,054
Short-Term Instruments
Repurchase Agreements	0	74,657	0	74,657
Mexico Treasury Bills	0	54,124	0	54,124
U.S. Treasury Bills	0	16,789	0	16,789
	$51,520	$21,123,781	$253,028	$21,428,329

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$54,528	$0	$0	$54,528

Total Investments	$106,048	$21,123,781	$253,028	$21,482,857

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,039)	$0	$(1,039)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	77	9,178	0	9,255
Over the counter	0	101,431	0	101,431
	$77	$110,609	$0	$110,686

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(121)	(3,058)	0	(3,179)
Over the counter	0	(117,997)	(38)	(118,035)
	$(121)	$(121,055)	$(38)	$(121,214)

Totals	$106,004	$21,112,296	$252,990	$21,471,290

There were no significant transfers between Level 1 and 2 during the period ended March 31, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2014:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2014 (2)
Investments in Securities, at Value
Bank Loan Obligations	$2,317	$0	$(2,300)	$1	$8	$(26)	$0	$0	$0	$0
Corporate Bonds & Notes
Banking & Finance	10,750	21,283	(6,795)	(100)	220	(1,403)	0	0	23,955	(1,283)
Industrials	135,703	116,736	(55,558)	(926)	(4,573)	4,772	0	0	196,154	1,747
Utilities	7,720	16,577	(417)	(21)	(28)	468	0	(24,299)	0	0
Mortgage-Backed Securities	0	874	(22)	0	0	(10)	0	0	842	(10)
Asset-Backed Securities	0	31,680	0	6	0	391	0	0	32,077	391

	$156,490	$187,150	$(65,092)	$(1,040)	$(4,373)	$4,192	$0	$(24,299)	$253,028	$845

Financial Derivative Instruments - Liabilities
Over the counter	$(75)	$0	$0	$0	$0	$37	$0	$0	$(38)	$37

Totals	$156,415	$187,150	$(65,092)	$(1,040)	$(4,373)	$4,229	$0	$(24,299)	$252,990	$882

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	121

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

March 31, 2014

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$23,955	Third-Party Vendor	Broker Quote	103.75
Industrials	196,154	Third-Party Vendor	Broker Quote	100.25-117.00
Mortgage-Backed Securities	842	Benchmark Pricing	Base Price	97.56
Asset-Backed Securities	32,077	Benchmark Pricing	Base Price	101.75-102.63

Financial Derivative Instruments - Liabilities
Over the counter	(38)	Indicative Market Quotation	Broker Quote	0.09-0.10

Total	$252,990

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

122	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 104.9%

CORPORATE BONDS & NOTES 9.9%

BANKING & FINANCE 7.4%
Banco do Brasil S.A.
3.875% due 10/10/2022	$400	$373
Bank of America Corp.
5.750% due 12/01/2017	200	227
6.875% due 11/15/2018	1,600	1,909
7.625% due 06/01/2019	1,400	1,725
Bank of America N.A.
0.513% due 06/15/2016	500	496
0.533% due 06/15/2017	1,600	1,575
Export-Import Bank of Korea
1.250% due 11/20/2015	200	202
4.375% due 09/15/2021	700	753
5.000% due 04/11/2022	1,700	1,912
5.875% due 01/14/2015	100	104
JPMorgan Chase & Co.
0.756% due 02/15/2017	500	501
0.983% due 05/02/2014	1,300	1,301
1.625% due 05/15/2018	200	197
3.150% due 07/05/2016	500	523
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	2,600	2,965
Morgan Stanley
5.375% due 10/15/2015	1,400	1,493
6.000% due 04/28/2015	400	422
Qatari Diar Finance Co.
3.500% due 07/21/2015	100	104
5.000% due 07/21/2020	2,300	2,565
Royal Bank of Scotland PLC
9.500% due 03/16/2022	200	235
Waha Aerospace BV
3.925% due 07/28/2020	1,950	2,069
Wells Fargo & Co.
1.250% due 07/20/2016	5,000	5,045

		26,696

INDUSTRIALS 1.7%
Altria Group, Inc.
10.200% due 02/06/2039	97	160
America Movil S.A.B. de C.V.
3.125% due 07/16/2022	2,400	2,296
Southwestern Energy Co.
4.100% due 03/15/2022	100	103
7.500% due 02/01/2018	2,900	3,443

		6,002

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.8%
Qtel International Finance Ltd.
4.750% due 02/16/2021	$1,300	$1,398
Verizon Communications, Inc.
1.763% due 09/15/2016	400	412
1.984% due 09/14/2018	100	105
2.500% due 09/15/2016	300	311
3.650% due 09/14/2018	400	426
4.500% due 09/15/2020	300	326

		2,978

Total Corporate Bonds & Notes (Cost $35,196)		35,676

MUNICIPAL BONDS & NOTES 0.7%

WASHINGTON 0.7%
Energy Northwest, Washington Revenue Notes, Series 2012
2.653% due 07/01/2020	2,500	2,502

Total Municipal Bonds & Notes (Cost $2,500)		2,502

U.S. GOVERNMENT AGENCIES 5.6%
Fannie Mae
3.000% due 08/01/2043	7,847	7,600
3.980% due 07/01/2021	2,300	2,470
4.000% due 04/01/2044	3,000	3,118
5.000% due 05/01/2044	4,000	4,351
5.500% due 04/01/2034 -04/01/2039	2,311	2,559

Total U.S. Government Agencies (Cost $19,906)		20,098

U.S. TREASURY OBLIGATIONS 44.5%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 07/15/2022	11,696	11,465
0.375% due 07/15/2023	3,920	3,879
U.S. Treasury Notes
0.090% due 01/31/2016	11,100	11,094
0.750% due 01/15/2017	11,700	11,685
0.875% due 12/31/2016	115,500	115,789
1.500% due 01/31/2019	4,300	4,264
2.750% due 02/15/2024	2,200	2,205

Total U.S. Treasury Obligations (Cost $160,013)		160,381

ASSET-BACKED SECURITIES 1.7%
Nelnet Student Loan Trust
0.939% due 07/25/2018	197	197

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Student Loan Trust
0.239% due 07/25/2017	$248	$247
0.433% due 03/15/2019	1,304	1,303
0.854% due 01/25/2029	1,526	1,542
1.339% due 10/25/2016	50	50
1.739% due 04/25/2023	1,943	2,007
South Carolina Student Loan Corp.
0.986% due 03/02/2020	800	803

Total Asset-Backed Securities (Cost $6,123)		6,149

SOVEREIGN ISSUES 0.9%
Brazil Government International Bond
7.125% due 01/20/2037	700	843
Qatar Government International Bond
4.000% due 01/20/2015	2,400	2,466

Total Sovereign Issues (Cost $3,414)		3,309

SHORT-TERM INSTRUMENTS 41.6%

REPURCHASE AGREEMENTS (c) 13.1%
		47,068

SHORT-TERM NOTES 5.3%
Federal Home Loan Bank
0.059% due 04/21/2014	19,300	19,299

U.S. TREASURY BILLS 23.2%
0.059% due 04/10/2014 -08/14/2014 (a)	83,700	83,697

Total Short-Term Instruments (Cost $150,063)		150,064

Total Investments in Securities (Cost $377,215)		378,179

Total Investments 104.9% (Cost $377,215)		$378,179

Financial Derivative Instruments (d)(e) 0.2% (Cost or Premiums, net $667)		703

Other Assets and Liabilities, net (5.1%)		(18,497)

Net Assets 100.0%		$360,385

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	123

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
DEU	0.080%	03/31/2014	04/01/2014	$9,600	U.S. Treasury Bonds 3.125% due 02/15/2043	$(9,827)	$9,600	$9,600
JPS	0.080%	03/31/2014	04/01/2014	36,900	Freddie Mac 2.205% due 12/05/2022	(12,702)	36,900	36,900
					U.S. Treasury Notes 1.250% due 11/30/2018	(25,157)
SSB	0.000%	03/31/2014	04/01/2014	568	Fannie Mae 2.260% due 10/17/2022	(581)	568	568

Total Repurchase Agreements						$(48,267)	$47,068	$47,068

(1)	Includes accrued interest.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	5.500%	04/01/2044	$2,000	$(2,206)	$(2,207)

Total Short Sales				$(2,206)	$(2,207)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
DEU	$9,600	$0	$0	$0	$9,600	$(9,827)	$(227)
JPS	36,900	0	0	0	36,900	(37,859)	(959)
SSB	568	0	0	0	568	(581)	(13)

Master Securities Forward Transaction Agreement
DEU	0	0	0	(2,207)	(2,207)	0	(2,207)

Total Borrowings and Other Financing Transactions	$47,068	$0	$0	$(2,207)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CME 90-Day Eurodollar December Futures	$99.750	12/15/2014	15	$1	$1

Total Purchased Options				$1	$1

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December Futures	$99.000	12/15/2014	15	$(1)	$0

Total Written Options				$(1)	$0

124	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
30-Year Deliverable Interest Rate Swap June Futures	Short	06/2014	12	$(35)	$4	$0

Total Futures Contracts				$(35)	$4	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

Cash of $81 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$4	$0	$5	$0	$0	$0	$0

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Premiums
Balance at 03/31/2013	0	$0
Sales	15	(1)
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at 03/31/2014	15	$(1)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Goldman Sachs Group, Inc.	1.000%	06/20/2019	0.939%	$ 5,500	$10	$9	$19	$0

BRC	Citigroup, Inc.	1.000%	06/20/2018	0.627%	1,300	(2)	22	20	0

DUB	Brazil Government International Bond	1.000%	09/20/2022	2.128%	400	(23)	(10)	0	(33)
	Ford Motor Co.	5.000%	03/20/2019	1.027%	3,300	615	14	629	0
	Prudential Financial, Inc.	1.000%	03/20/2019	0.590%	3,500	63	7	70	0

GST	Brazil Government International Bond	1.000%	06/20/2019	1.691%	700	(21)	(2)	0	(23)

HUS	Brazil Government International Bond	1.000%	09/20/2022	2.128%	500	(31)	(10)	0	(41)

JPM	Ford Motor Co.	5.000%	03/20/2019	1.027%	300	56	1	57	0

						$667	$31	$795	$(97)

Total Swap Agreements						$667	$31	$795	$(97)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	125

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (4)
BOA	$0	$0	$19	$19	$0	$0	$0	$0	$19	$0	$19
BRC	0	0	20	20	0	0	0	0	20	0	20
DUB	0	0	699	699	0	0	(33)	(33)	666	(460)	206
GST	0	0	0	0	0	0	(23)	(23)	(23)	0	(23)
HUS	0	0	0	0	0	0	(41)	(41)	(41)	0	(41)
JPM	0	0	57	57	0	0	0	0	57	0	57

Total Over the Counter	$0	$0	$795	$795	$0	$0	$(97)	$(97)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	4	4

	$0	$0	$0	$0	$5	$5

Over the counter
Swap Agreements	$0	$795	$0	$0	$0	$795

	$0	$795	$0	$0	$5	$800

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$97	$0	$0	$0	$97

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$463	$463
Swap Agreements	0	0	0	0	(377)	(377)

	$0	$0	$0	$0	$86	$86

Over the counter
Swap Agreements	$0	$29	$0	$0	$0	$29

	$0	$29	$0	$0	$86	$115

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	26	26
Swap Agreements	0	0	0	0	14	14

	$0	$0	$0	$0	$41	$41

Over the counter
Swap Agreements	$0	$42	$0	$0	$0	$42

	$0	$42	$0	$0	$41	$83

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

126	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$26,696	$0	$26,696
Industrials	0	6,002	0	6,002
Utilities	0	2,978	0	2,978
Municipal Bonds & Notes
Washington	0	2,502	0	2,502
U.S. Government Agencies	0	20,098	0	20,098
U.S. Treasury Obligations	0	160,381	0	160,381
Asset-Backed Securities	0	6,149	0	6,149
Sovereign Issues	0	3,309	0	3,309
Short-Term Instruments
Repurchase Agreements	0	47,068	0	47,068
Short-Term Notes	0	19,299	0	19,299
U.S. Treasury Bills	0	83,697	0	83,697

Total Investments	$0	$378,179	$0	$378,179

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,207)	$0	$(2,207)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	5	0	0	5
Over the counter	0	795	0	795
	$5	$795	$0	$800

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(97)	$0	$(97)

Totals	$5	$376,670	$0	$376,675

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	127

Schedule of Investments PIMCO Moderate Duration Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 107.1%

CORPORATE BONDS & NOTES 19.7%

BANKING & FINANCE 13.5%
Abbey National Treasury Services PLC
1.819% due 04/25/2014	$400	$401
American Express Bank FSB
6.000% due 09/13/2017	615	707
American Express Centurion Bank
5.950% due 06/12/2017	350	398
Bank of America Corp.
3.625% due 03/17/2016	1,700	1,784
5.650% due 05/01/2018	2,700	3,056
5.750% due 12/01/2017	100	113
6.875% due 04/25/2018	500	590
7.625% due 06/01/2019	2,100	2,588
Bank of America N.A.
0.533% due 06/15/2017	400	394
BM&FBovespa S.A.
5.500% due 07/16/2020	2,400	2,574
Citigroup, Inc.
4.587% due 12/15/2015	1,700	1,804
6.125% due 05/15/2018	4,500	5,178
Credit Suisse
3.500% due 03/23/2015	400	412
Export-Import Bank of Korea
4.000% due 01/29/2021	2,000	2,113
4.375% due 09/15/2021	900	968
5.000% due 04/11/2022	3,400	3,823
5.125% due 06/29/2020	900	1,011
Ford Motor Credit Co. LLC
1.500% due 01/17/2017	1,100	1,098
3.000% due 06/12/2017	1,700	1,767
3.984% due 06/15/2016	200	212
4.207% due 04/15/2016	500	530
5.625% due 09/15/2015	600	640
Goldman Sachs Group, Inc.
0.742% due 01/12/2015	1,100	1,102
0.834% due 09/29/2014	1,900	1,904
6.250% due 09/01/2017	1,500	1,715
HDFC Bank Ltd.
3.000% due 03/06/2018	1,800	1,772
JPMorgan Chase & Co.
3.450% due 03/01/2016	400	419
4.250% due 10/15/2020	200	214
4.400% due 07/22/2020	700	756
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	5,900	6,727
Morgan Stanley
5.375% due 10/15/2015	600	640
Murray Street Investment Trust
4.647% due 03/09/2017	1,100	1,189
National Australia Bank Ltd.
1.600% due 08/07/2015	600	609
Qatari Diar Finance Co.
5.000% due 07/21/2020	3,600	4,014
QNB Finance Ltd.
3.125% due 11/16/2015	2,500	2,594
Sumitomo Mitsui Banking Corp.
0.670% due 01/10/2017	5,800	5,818
Vesey Street Investment Trust
4.404% due 09/01/2016	1,700	1,824
Waha Aerospace BV
3.925% due 07/28/2020	130	138
Wells Fargo & Co.
1.250% due 07/20/2016	7,000	7,063

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Zions Bancorporation
4.000% due 06/20/2016	$285	$297
4.500% due 03/27/2017	160	171

		71,127

INDUSTRIALS 5.3%
AbbVie, Inc.
1.200% due 11/06/2015	500	505
2.900% due 11/06/2022	1,000	965
America Movil S.A.B. de C.V.
3.125% due 07/16/2022	2,900	2,775
3.625% due 03/30/2015	700	723
5.000% due 03/30/2020	300	330
American Airlines Pass-Through Trust
5.250% due 07/31/2022	406	441
Amgen, Inc.
3.450% due 10/01/2020	500	514
3.875% due 11/15/2021	1,100	1,149
Celgene Corp.
1.900% due 08/15/2017	1,200	1,212
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	600	606
9.000% due 01/08/2018	1,317	1,509
Energy Transfer Partners LP
6.700% due 07/01/2018	510	593
Ensco PLC
3.250% due 03/15/2016	300	313
General Electric Co.
2.700% due 10/09/2022	1,200	1,165
Google, Inc.
3.625% due 05/19/2021	1,200	1,272
Kinder Morgan Energy Partners LP
5.125% due 11/15/2014	350	360
5.800% due 03/01/2021	1,400	1,583
6.850% due 02/15/2020	700	823
9.000% due 02/01/2019	400	507
NBCUniversal Media LLC
4.375% due 04/01/2021	1,200	1,304
Noble Holding International Ltd.
3.450% due 08/01/2015	400	413
Reynolds American, Inc.
4.850% due 09/15/2023	600	630
6.750% due 06/15/2017	2,100	2,423
Southwestern Energy Co.
4.100% due 03/15/2022	300	309
7.500% due 02/01/2018	4,100	4,868
Sunoco, Inc.
5.750% due 01/15/2017	500	551

		27,843

UTILITIES 0.9%
BP Capital Markets PLC
3.125% due 10/01/2015	500	519
3.625% due 05/08/2014	300	301
Shell International Finance BV
3.100% due 06/28/2015	400	413
Verizon Communications, Inc.
1.763% due 09/15/2016	900	926
1.984% due 09/14/2018	300	316
2.500% due 09/15/2016	600	622
3.650% due 09/14/2018	900	959
4.500% due 09/15/2020	500	544

		4,600

Total Corporate Bonds & Notes (Cost $102,521)		103,570

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 1.4%

CALIFORNIA 0.3%
University of California Revenue Bonds, (BABs), Series 2010
5.035% due 05/15/2021	$700	$786
University of California Revenue Bonds, (FGIC Insured), Series 2007
5.000% due 05/15/2037	500	537

		1,323

ILLINOIS 0.1%
Cook County, Illinois General Obligation Bonds, (BABs), Series 2009
6.360% due 11/15/2033	500	526

NEW YORK 0.3%
New York City, New York General Obligation Bonds, (BABs), Series 2010
5.968% due 03/01/2036	500	592
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010
5.008% due 08/01/2027	900	989

		1,581

PENNSYLVANIA 0.1%
Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2012
4.000% due 01/01/2017	200	218
5.000% due 01/01/2016	200	216

		434

TEXAS 0.4%
Harris County, Texas Metropolitan Transit Authority Revenue Bonds, (BABs), Series 2009
6.875% due 11/01/2038	2,000	2,268

WASHINGTON 0.2%
Energy Northwest, Washington Revenue Notes, Series 2012
2.147% due 07/01/2018	1,200	1,211

Total Municipal Bonds & Notes (Cost $7,526)		7,343

U.S. GOVERNMENT AGENCIES 26.3%
Fannie Mae
3.000% due 04/01/2043 - 08/01/2043	46,779	45,307
3.500% due 12/01/2041 - 04/01/2044	65,153	65,653
3.820% due 09/01/2021	1,987	2,054
3.980% due 07/01/2021	2,500	2,685
4.000% due 04/01/2044	5,000	5,196
4.500% due 04/01/2039	550	588
5.000% due 04/01/2044	4,000	4,351
5.500% due 06/01/2038	3,469	3,848
Freddie Mac
1.250% due 08/01/2019	1,100	1,060
3.500% due 02/01/2044 - 04/01/2044	7,993	8,042

Total U.S. Government Agencies (Cost $138,375)		138,784

128	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 37.3%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 07/15/2022	$4,882	$4,785
0.375% due 07/15/2023	9,749	9,649
2.375% due 01/15/2025	496	585
U.S. Treasury Notes
0.090% due 01/31/2016	10,500	10,494
0.250% due 08/31/2014	1,000	1,001
1.375% due 06/30/2018	22,000	21,904
1.375% due 07/31/2018	25,500	25,357
1.500% due 08/31/2018	99,600	99,440
2.000% due 02/28/2021	23,200	22,768
2.750% due 02/15/2024	400	401

Total U.S. Treasury Obligations (Cost $196,306)		196,384

SOVEREIGN ISSUES 1.2%
Brazil Government International Bond
7.125% due 01/20/2037	2,000	2,407

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mexico Government International Bond
6.050% due 01/11/2040	$200	$229
Panama Government International Bond
9.375% due 04/01/2029	1,500	2,135
Republic of Korea
7.125% due 04/16/2019	1,400	1,722

Total Sovereign Issues (Cost $6,863)		6,493

SHORT-TERM INSTRUMENTS 21.2%

REPURCHASE AGREEMENTS (c) 1.3%
		7,095

SHORT-TERM NOTES 7.7%
Federal Home Loan Bank
0.059% due 04/21/2014	29,400	29,399
0.070% due 05/02/2014	11,200	11,199

		40,598

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 12.2%
0.058% due 04/17/2014 - 04/24/2014 (a)	$64,200	$64,198

Total Short-Term Instruments (Cost $111,891)		111,891

Total Investments in Securities (Cost $563,482)		564,465

Total Investments 107.1% (Cost $563,482)		$564,465

Financial Derivative Instruments (d)(e) 0.0% (Cost or Premiums, net $32)		152

Other Assets and Liabilities, net (7.1%)		(37,683)

Net Assets 100.0%		$526,934

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
JPS	0.080%	03/31/2014	04/01/2014	$6,700	Freddie Mac 2.205% due 12/05/2022	$(6,920)	$6,700	$6,700
SSB	0.000%	03/31/2014	04/01/2014	395	Fannie Mae 2.260% due 10/17/2022	(404)	395	395

Total Repurchase Agreements						$(7,324)	$7,095	$7,095

(1)	Includes accrued interest.

As of March 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $27,043 at a weighted average interest rate of (0.154%).

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	5.500%	04/01/2044	$3,000	$(3,308)	$(3,310)

Total Short Sales				$(3,308)	$(3,310)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	129

Schedule of Investments PIMCO Moderate Duration Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
JPS	$6,700	$0	$0	$0	$6,700	$(6,920)	$(220)
SSB	395	0	0	0	395	(404)	(9)

Master Securities Forward Transaction Agreement
BOA	0	0	0	0	0	(60)	(60)
DEU	0	0	0	(3,310)	(3,310)	0	(3,310)

Total Borrowings and Other Financing Transactions	$7,095	$0	$0	$(3,310)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CME 90-Day Eurodollar December Futures	$99.750	12/15/2014	23	$2	$1

Total Purchased Options				$2	$1

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December Futures	$99.000	12/15/2014	23	$(2)	$(1)

Total Written Options				$(2)	$(1)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 30-Year Bond June Futures	Short	06/2014	87	$(56)	$27	$0
U.S. Treasury Ultra Long-Term Bond June Futures	Short	06/2014	13	(48)	5	0

Total Futures Contracts				$(104)	$32	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-21 5-Year Index	1.000%	12/20/2018	$21,400	$390	$40	$15	$0
CDX.IG-22 5-Year Index	1.000%	06/20/2019	1,600	25	0	0	0
				$415	$40	$15	$0

Total Swap Agreements				$415	$40	$15	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

130	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

Cash of $744 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$32	$15	$48		$(1)	$0	$0	$(1)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Premiums
Balance at 03/31/2013	0	$0
Sales	23	(2)
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at 03/31/2014	23	$(2)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Brazil Government International Bond	1.000%	09/20/2018	1.480%	$ 2,450	$(121)	$71	$0	$(50)
	Ford Motor Co.	5.000%	03/20/2019	1.027%	100	19	0	19	0
	Ford Motor Credit Co. LLC	5.000%	03/20/2019	0.938%	400	78	0	78	0

FBF	Ford Motor Credit Co. LLC	5.000%	03/20/2019	0.938%	300	56	2	58	0
						$32	$73	$155	$(50)

Total Swap Agreements						$32	$73	$155	$(50)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	131

Schedule of Investments PIMCO Moderate Duration Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
DUB	$0	$0	$97	$97	$0	$0	$(50)	$(50)	$47	$0	$47
FBF	0	0	58	58	0	0	0	0	58	0	58

Total Over the Counter	$0	$0	$155	$155	$0	$0	$(50)	$(50)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	32	32
Swap Agreements	0	15	0	0	0	15

	$0	$15	$0	$0	$33	$48

Over the counter
Swap Agreements	$0	$155	$0	$0	$0	$155

	$0	$170	$0	$0	$33	$203

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1

Over the counter
Swap Agreements	$0	$50	$0	$0	$0	$50

	$0	$50	$0	$0	$1	$51

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$97	$97
Swap Agreements	0	78	0	0	0	78

	$0	$78	$0	$0	$97	$175

Over the counter
Swap Agreements	$0	$135	$0	$0	$0	$135

	$0	$213	$0	$0	$97	$310

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	(73)	(73)
Swap Agreements	0	40	0	0	0	40

	$0	$40	$0	$0	$(72)	$(32)

Over the counter
Swap Agreements	$0	$17	$0	$0	$0	$17

	$0	$57	$0	$0	$(72)	$(15)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

132	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$71,127	$0	$71,127
Industrials	0	25,287	2,556	27,843
Utilities	0	4,600	0	4,600
Municipal Bonds & Notes
California	0	1,323	0	1,323
Illinois	0	526	0	526
New York	0	1,581	0	1,581
Pennsylvania	0	434	0	434
Texas	0	2,268	0	2,268
Washington	0	1,211	0	1,211
U.S. Government Agencies	0	138,784	0	138,784
U.S. Treasury Obligations	0	196,384	0	196,384
Sovereign Issues	0	6,493	0	6,493
Short-Term Instruments
Repurchase Agreements	0	7,095	0	7,095
Short-Term Notes	0	40,598	0	40,598
U.S. Treasury Bills	0	64,198	0	64,198

Total Investments	$0	$561,909	$2,556	$564,465

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(3,310)	$0	$(3,310)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	33	15	0	48
Over the counter	0	155	0	155
	$33	$170	$0	$203

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1)	0	0	(1)
Over the counter	0	(50)	0	(50)
	$(1)	$(50)	$0	$(51)

Totals	$32	$558,719	$2,556	$561,307

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	133

Schedule of Investments PIMCO Mortgage Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 131.4%

CORPORATE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%
CVS Pass-Through Trust
6.036% due 12/10/2028	$1,600	$1,802

Total Corporate Bonds & Notes (Cost $1,600)		1,802

MUNICIPAL BONDS & NOTES 0.0%

TEXAS 0.0%
Ennis Economic Development Corp., Texas Revenue Bonds, (FGIC Insured), Series 1999
0.000% due 08/01/2034	7,990	1,461

Total Municipal Bonds & Notes (Cost $3,511)		1,461

U.S. GOVERNMENT AGENCIES 108.9%
Fannie Mae
0.000% due 08/25/2022 (b)	6	6
0.201% due 12/25/2036	970	947
0.214% due 07/25/2037	2,567	2,468
0.276% due 04/25/2035	771	766
0.354% due 03/25/2035 - 10/27/2037	47,085	46,975
0.374% due 07/25/2032 - 09/26/2033	379	373
0.414% due 06/25/2032	3	3
0.434% due 10/25/2033	1	1
0.454% due 12/25/2028	22	22
0.504% due 07/25/2042	15,784	15,783
0.514% due 02/25/2033	34	33
0.554% due 06/25/2029 - 09/25/2043	16,554	16,611
0.556% due 04/18/2028	57	57
0.564% due 04/25/2036	1,534	1,534
0.606% due 10/18/2030	60	61
0.624% due 12/25/2040	14,258	14,310
0.634% due 12/25/2040	68,841	69,057
0.654% due 03/25/2017 - 01/25/2041	148,915	149,429
0.656% due 09/18/2027	115	116
0.704% due 06/25/2018	1	1
0.734% due 06/25/2041	6,265	6,308
0.804% due 06/25/2022 - 09/25/2023	56	56
1.054% due 04/25/2032 - 04/25/2037	11,844	12,062
1.254% due 05/25/2023	27	28
1.329% due 10/01/2044	350	361
1.332% due 08/01/2042 - 10/01/2044	3,471	3,558
1.347% due 03/01/2035	332	343
1.454% due 11/25/2021	16	16
1.532% due 10/01/2030 - 12/01/2040	524	547
1.625% due 06/01/2017 - 08/01/2017	37	37
1.645% due 07/01/2030	23	24
1.730% due 10/01/2016	11	11
1.742% due 06/01/2023	21	22
1.780% due 03/01/2035	119	124
1.924% due 09/01/2035	595	624
2.000% due 03/01/2028 - 04/01/2029	38,831	37,846
2.029% due 11/01/2035	21	22

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.030% due 03/01/2017 - 11/01/2017	$3	$2
2.033% due 10/01/2023	13	14
2.034% due 10/01/2016 - 10/01/2031	56	58
2.041% due 11/01/2035	542	572
2.047% due 03/01/2025	11	11
2.072% due 09/01/2035	1,431	1,517
2.083% due 02/01/2035	490	521
2.088% due 02/01/2021	41	42
2.112% due 05/01/2035	146	154
2.125% due 04/01/2033	104	110
2.139% due 01/01/2030	33	34
2.155% due 07/01/2027	14	15
2.170% due 06/01/2019	4	4
2.178% due 05/01/2030	35	37
2.180% due 04/01/2022	33	35
2.193% due 02/01/2032 - 01/01/2035	598	632
2.200% due 11/01/2026	90	95
2.223% due 02/01/2026	9	10
2.225% due 02/01/2034	175	187
2.230% due 10/01/2028 - 04/01/2030	23	24
2.240% due 03/01/2035	249	261
2.245% due 11/01/2025	39	41
2.248% due 11/01/2017	6	6
2.250% due 07/01/2017 - 06/01/2026	75	78
2.254% due 08/01/2029	43	46
2.260% due 11/01/2025	95	102
2.265% due 05/01/2029	15	15
2.270% due 09/01/2028	1	1
2.277% due 07/01/2032	65	66
2.298% due 04/01/2030	15	15
2.300% due 03/01/2024 - 05/25/2035	621	646
2.306% due 06/01/2035	43	46
2.308% due 07/01/2035	129	139
2.325% due 03/01/2018 - 11/01/2023	3	2
2.330% due 04/01/2030 - 11/01/2031	81	83
2.339% due 05/01/2026 - 07/01/2035	362	387
2.340% due 04/01/2019 - 09/01/2031	41	43
2.347% due 10/01/2035	224	239
2.348% due 08/01/2035	193	206
2.355% due 03/01/2023	14,284	13,708
2.362% due 12/01/2035	54	58
2.385% due 06/01/2035	3,164	3,353
2.389% due 06/01/2032	218	232
2.392% due 01/25/2022 (a)	27,166	3,424
2.392% due 10/01/2035	110	117
2.395% due 06/01/2029 - 04/01/2032	139	146
2.400% due 03/01/2030	109	112
2.402% due 09/01/2030	20	21
2.410% due 05/01/2027	38	40
2.415% due 07/01/2034	286	304
2.430% due 07/01/2024	2	2
2.440% due 01/01/2026	123	128
2.500% due 02/01/2015 - 04/01/2044	267,938	265,145
2.539% due 05/01/2036	147	157
2.560% due 09/01/2034	280	297
2.610% due 12/01/2029	4	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.625% due 12/01/2023	$27	$29
2.633% due 09/01/2017	92	95
2.640% due 12/01/2027	20	21
2.642% due 02/01/2026	32	34
2.680% due 04/01/2020	56	56
2.693% due 04/01/2035	83	88
2.704% due 11/01/2017	1	1
2.720% due 02/01/2024	91	94
2.959% due 02/01/2017	57	60
3.000% due 12/01/2029 - 04/01/2044	467,217	453,208
3.009% due 08/01/2029	21	22
3.035% due 05/01/2036	1,404	1,460
3.052% due 12/01/2017	56	59
3.250% due 06/01/2017	2	2
3.310% due 09/01/2027	2	2
3.312% due 05/01/2036	16	16
3.500% due 09/01/2025 - 04/01/2044	277,970	283,076
3.500% due 07/25/2042 (a)	18,409	2,923
3.507% due 06/01/2029	7	7
3.538% due 10/25/2042	3,818	2,707
3.546% due 08/01/2026	11	12
3.600% due 08/01/2023	2,572	2,670
3.604% due 05/01/2036	12	12
3.695% due 02/01/2025	34	35
3.715% due 02/01/2030	222	239
3.765% due 12/01/2025	42,997	44,950
3.800% due 08/01/2025	3,178	3,277
3.809% due 05/01/2036	29	30
4.000% due 01/01/2018 - 04/01/2044	438,718	459,852
4.149% due 11/01/2028	143	154
4.250% due 01/01/2026	3	3
4.258% due 11/01/2028	330	355
4.294% due 02/01/2031	79	81
4.300% due 08/01/2028	106	114
4.368% due 02/01/2028	135	145
4.500% due 12/01/2017 - 04/01/2044	132,304	141,583
4.504% due 01/01/2028	6	7
4.532% due 09/01/2034	56	60
4.692% due 02/01/2031	266	278
4.786% due 09/01/2035	39	42
4.824% due 11/01/2035	2,084	2,251
4.875% due 05/01/2019	7	8
4.948% due 01/01/2029	18	19
4.968% due 07/01/2024	2	2
5.000% due 11/01/2015 - 05/01/2044	173,387	188,514
5.090% due 12/01/2035	209	225
5.120% due 05/01/2035	367	395
5.206% due 12/01/2030	265	280
5.208% due 11/01/2035	88	92
5.480% due 02/01/2031	103	109
5.500% due 01/01/2017 - 04/01/2044	73,665	81,834
5.506% due 09/01/2020	9	9
5.590% due 02/01/2036	179	194
5.700% due 08/01/2018	300	325
5.768% due 01/25/2043	19,242	14,543
5.996% due 07/25/2042 (a)	24,820	5,090
6.000% due 03/25/2017 - 05/01/2041	190,864	212,927
6.290% due 02/25/2029	694	735
6.300% due 06/25/2031 - 10/17/2038	4,765	5,288

134	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 04/01/2014 - 05/01/2040	$38,325	$43,115
6.589% due 10/25/2031	14	15
6.639% due 01/01/2030	186	193
6.703% due 08/01/2028	1,179	1,277
6.850% due 12/18/2027	620	704
6.875% due 02/01/2018	32	32
7.000% due 01/01/2016 - 06/01/2037	1,186	1,337
7.491% due 08/01/2014	1	1
7.500% due 03/25/2023 - 07/25/2041	1,592	1,828
7.730% due 01/01/2025	773	805
7.800% due 10/25/2022 - 06/25/2026	64	73
8.000% due 06/01/2015 - 05/01/2032	49	58
8.200% due 04/25/2025	4	5
8.500% due 11/01/2017	21	22
8.572% due 06/25/2032	49	49
8.750% due 11/25/2019 - 06/25/2021	75	85
9.000% due 03/25/2021 - 11/01/2025	50	57
9.000% due 05/25/2022 - 06/25/2022 (a)	20	4
9.500% due 11/25/2020 - 04/01/2025	169	189
11.589% due 11/25/2043	10,320	10,340
510.000% due 09/25/2019 (a)	0	1
Farmer Mac
8.334% due 04/25/2030	255	255
FDIC Structured Sale Guaranteed Notes
0.655% due 11/29/2037	2,807	2,805
Federal Housing Administration
6.875% due 12/01/2016	46	45
6.896% due 07/01/2020	148	144
7.430% due 02/01/2020 - 05/01/2024	2,272	2,217
7.450% due 05/01/2021	679	663
Freddie Mac
0.305% due 07/15/2019 - 10/15/2020	918	918
0.355% due 03/15/2031	176	177
0.394% due 07/25/2031	40	39
0.404% due 05/25/2031	215	212
0.405% due 07/15/2034	46	46
0.434% due 09/25/2031	226	211
0.455% due 05/15/2036	119	119
0.505% due 12/15/2029 - 08/15/2043	17,927	17,946
0.555% due 06/15/2018	692	694
0.605% due 03/15/2024 - 08/15/2032	12,403	12,481
0.625% due 11/15/2040	16,066	16,122
0.635% due 10/15/2040	56,178	56,165
0.655% due 05/15/2023 - 10/15/2040	83,819	84,178
0.695% due 10/15/2037	16,301	16,416
0.705% due 03/15/2032 - 07/15/2041	1,864	1,876
0.755% due 08/15/2035	2,403	2,427
0.841% due 01/25/2023 (a)	83,551	4,734
1.043% due 01/25/2020 (a)	61,937	3,015
1.052% due 11/25/2022 (a)	32,087	2,263
1.105% due 04/15/2031	1,860	1,911
1.155% due 06/15/2031	131	135
1.250% due 10/02/2019	37,780	36,245

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.256% due 04/25/2021 (a)	$103,545	$7,493
1.355% due 07/15/2027	802	830
1.379% due 11/25/2019 (a)	84,789	5,652
1.393% due 11/25/2019 (a)	59,716	3,804
1.625% due 01/01/2017 - 10/01/2024	9	9
1.655% due 11/25/2016	6,600	6,706
1.826% due 10/01/2023	369	373
2.034% due 05/01/2017 - 09/01/2018	64	67
2.085% due 04/01/2025	25	26
2.160% due 03/01/2033	156	165
2.193% due 07/01/2030	119	125
2.200% due 10/01/2027	15	16
2.202% due 12/01/2035	1,464	1,558
2.227% due 10/01/2018	2	2
2.250% due 10/01/2024 - 08/01/2029	122	130
2.252% due 06/01/2022	26	26
2.256% due 11/01/2027 - 03/01/2035	337	348
2.262% due 01/01/2028	30	32
2.267% due 10/01/2035	439	470
2.283% due 08/01/2018	26	28
2.309% due 04/01/2029	24	26
2.324% due 09/01/2028	21	21
2.325% due 09/01/2027	35	35
2.329% due 06/01/2022	3	3
2.333% due 09/01/2026	151	159
2.335% due 06/01/2024	16	17
2.336% due 07/01/2024	46	47
2.347% due 02/01/2029	142	152
2.348% due 12/01/2032	87	91
2.350% due 11/01/2027	4	4
2.351% due 04/01/2031	3	3
2.356% due 08/01/2031	13	13
2.365% due 10/01/2023	37	39
2.367% due 07/01/2035	605	645
2.374% due 03/01/2032	57	61
2.375% due 08/01/2031 - 11/01/2031	3	3
2.376% due 11/01/2027	70	71
2.394% due 08/01/2027 - 02/01/2031	947	1,017
2.395% due 07/01/2019	14	14
2.407% due 06/01/2028 - 07/01/2028	263	283
2.433% due 12/01/2029	135	144
2.450% due 05/01/2019	7	7
2.453% due 02/01/2029	102	107
2.458% due 03/01/2033	70	72
2.460% due 12/01/2026	8	8
2.464% due 07/01/2029	24	26
2.468% due 10/01/2024	71	76
2.470% due 10/01/2036	368	390
2.482% due 07/01/2027	41	44
2.492% due 05/01/2032	29	30
2.515% due 05/01/2032	477	498
2.518% due 02/01/2027	307	328
2.520% due 04/01/2036	713	756
2.533% due 07/01/2030	12	13
2.543% due 09/01/2024	18	19
2.545% due 08/01/2030	5	5
2.565% due 10/01/2027	28	30
2.618% due 11/01/2034	284	303
2.621% due 03/01/2027	5	6
2.625% due 12/01/2018	2	2
2.639% due 02/01/2027	33	33

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.725% due 05/01/2032	$6	$6
2.875% due 04/01/2019	12	12
2.947% due 03/01/2029	56	57
2.996% due 08/15/2032	479	502
3.000% due 01/01/2043 - 04/01/2044	203,071	196,021
3.500% due 12/15/2022 - 07/01/2043	11,390	11,631
4.000% due 03/15/2023 - 05/01/2044	204,491	212,241
4.500% due 06/01/2018 - 05/01/2044	221,364	235,813
5.000% due 02/01/2019 - 05/01/2044	170,381	185,456
5.159% due 08/01/2035	213	227
5.500% due 11/01/2018 - 06/01/2041	137,248	151,310
6.000% due 03/01/2017 - 05/01/2040	25,209	28,216
6.250% due 12/15/2028	480	528
6.500% due 08/01/2016 - 10/25/2043	8,546	9,579
7.000% due 01/01/2015 - 12/01/2032	501	564
7.000% due 10/25/2023 (a)	43	10
7.400% due 02/01/2021	250	250
7.500% due 03/01/2022 - 01/15/2030	221	249
7.500% due 08/15/2029 (a)	10	2
7.645% due 05/01/2025	684	766
8.000% due 08/01/2014 - 09/01/2030	7	8
8.500% due 11/15/2018 - 08/01/2027	127	148
9.000% due 12/15/2020 - 02/15/2021	78	84
9.050% due 06/15/2019	18	19
9.500% due 12/15/2020 - 06/01/2021	102	114
9.500% due 11/01/2021 (a)	9	2
11.855% due 05/15/2035	11,947	12,694
13.106% due 05/15/2041	12,473	12,059
15.382% due 01/15/2035	18,229	19,330
Ginnie Mae
0.000% due 03/20/2035 - 06/20/2035 (b)	3,422	3,070
0.355% due 05/16/2030 - 02/16/2032	278	279
0.455% due 12/16/2026 - 01/16/2031	379	381
0.507% due 06/20/2032	197	198
0.555% due 06/16/2031 - 03/16/2032	488	489
0.605% due 10/16/2030	16	16
0.655% due 02/16/2030 - 04/16/2032	331	333
0.705% due 12/16/2025	249	251
0.709% due 09/20/2061	41,010	41,061
0.755% due 02/16/2030	43	44
0.805% due 02/16/2030	38	39
0.809% due 05/20/2063	4,952	4,975
0.879% due 09/20/2063	20,773	20,982
0.995% due 03/16/2051 (a)	4,858	229
1.047% due 06/16/2043 (a)	97,079	4,302
1.107% due 03/20/2031	1,693	1,726
1.157% due 02/20/2031	983	988
1.159% due 08/20/2063	35,076	35,888
1.184% due 01/20/2059	886	900

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	135

Schedule of Investments PIMCO Mortgage Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.238% due 10/20/2058	$782	$795
1.459% due 09/20/2063	16,930	17,538
1.625% due 04/20/2017 - 07/20/2035	33,909	35,283
2.000% due 06/20/2017 - 08/20/2030	2,495	2,606
2.125% due 01/20/2034	5,172	5,394
2.500% due 09/20/2017 - 04/01/2044	21,177	20,962
3.000% due 06/20/2018 - 04/01/2044	90,130	88,674
3.500% due 03/20/2016 - 04/01/2044	279,204	284,939
4.000% due 11/20/2018 - 04/01/2044	269,157	282,843
4.500% due 09/15/2033 - 04/01/2044	241,902	261,265
5.000% due 03/15/2033 - 08/20/2043	183,296	200,905
5.500% due 05/15/2031 - 04/01/2044	73,169	81,145
6.000% due 05/15/2024 - 04/01/2044	11,783	13,202
6.250% due 03/16/2029	1,317	1,485
6.500% due 10/15/2023 - 04/01/2044	17,731	20,088
6.999% due 03/16/2041	1,352	1,433
7.000% due 05/15/2023 - 02/16/2029	433	471
7.500% due 04/15/2017 - 11/15/2031	734	852
7.750% due 10/15/2025	16	16
8.000% due 04/15/2017 - 09/20/2031	2,519	2,939
8.500% due 06/15/2027 - 01/20/2031	632	691
9.000% due 04/15/2020 - 09/15/2030	47	49
9.500% due 12/15/2021	22	24
NCUA Guaranteed Notes
0.536% due 03/06/2020	4,046	4,057
0.626% due 11/05/2020	155,023	155,847
0.716% due 12/08/2020	66,376	67,010
Small Business Administration
5.370% due 04/01/2028	7,055	7,798
5.490% due 05/01/2028	8,759	9,588
5.870% due 05/01/2026 - 07/01/2028	6,203	6,957
6.220% due 12/01/2028	1,146	1,314
7.190% due 12/01/2019	55	60
7.220% due 11/01/2020	180	191
Vendee Mortgage Trust
6.493% due 01/15/2030	390	443
6.500% due 03/15/2029	1,151	1,316

Total U.S. Government Agencies (Cost $5,672,872)		5,715,324

U.S. TREASURY OBLIGATIONS 6.1%
U.S. Treasury Notes
1.500% due 08/31/2018 (g)	6,580	6,569
1.500% due 12/31/2018	182,400	181,096
1.500% due 02/28/2019 (e)	15,400	15,252
2.000% due 11/30/2020	40,000	39,413
2.125% due 01/31/2021	11,000	10,896
2.375% due 12/31/2020	66,300	66,839

Total U.S. Treasury Obligations (Cost $319,327)		320,065

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 10.4%
Adjustable Rate Mortgage Trust
2.446% due 01/25/2035	$861	$863
2.780% due 09/25/2035	1,794	1,622
American Home Mortgage Assets Trust
0.344% due 10/25/2046	2,160	1,456
American Home Mortgage Investment Trust
0.394% due 05/25/2047 ^	73	1
2.330% due 02/25/2045	1,219	1,226
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049	1,880	2,028
Banc of America Funding Corp.
0.447% due 05/20/2035	1,460	1,001
5.000% due 09/25/2019	264	273
5.753% due 10/25/2036 ^	2,649	2,114
5.837% due 01/25/2037 ^	2,213	1,806
Banc of America Mortgage Trust
2.623% due 07/25/2034	8	8
2.704% due 02/25/2036 ^	842	719
2.705% due 06/20/2031	187	193
2.748% due 07/25/2033	151	153
3.427% due 07/20/2032	41	34
5.000% due 12/25/2018	40	41
5.500% due 11/25/2033	530	559
6.500% due 10/25/2031	31	32
BCAP LLC Trust
0.654% due 01/26/2036	6,421	5,836
5.500% due 11/26/2035	19,000	19,728
Bear Stearns Adjustable Rate Mortgage Trust
2.210% due 08/25/2035	255	260
2.250% due 08/25/2035	451	459
2.456% due 08/25/2033	920	926
2.487% due 08/25/2033	788	793
2.533% due 03/25/2035	210	213
2.560% due 03/25/2035	839	853
2.625% due 01/25/2034	6	6
2.625% due 04/25/2034	11	10
2.667% due 02/25/2033	11	11
2.744% due 11/25/2030	4	5
Bear Stearns Alt-A Trust
2.486% due 08/25/2036 ^	5,708	2,455
2.601% due 11/25/2036	1,080	760
2.671% due 11/25/2036	1,168	873
2.674% due 05/25/2035	818	787
4.413% due 11/25/2036 ^	573	440
Bear Stearns Commercial Mortgage Securities Trust
5.716% due 06/11/2040	262	272
7.000% due 05/20/2030	1,174	1,298
Bear Stearns Mortgage Securities, Inc.
2.567% due 06/25/2030	7	7
Bear Stearns Structured Products, Inc.
2.874% due 12/26/2046	2,457	1,853
Bella Vista Mortgage Trust
0.407% due 05/20/2045	668	548
Chase Mortgage Finance Trust
2.698% due 09/25/2036	121	104
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.334% due 05/25/2036	386	330
0.404% due 08/25/2035	775	707
0.660% due 01/25/2035	531	369
Citigroup Mortgage Loan Trust, Inc.
2.200% due 09/25/2035	1,081	1,081
2.540% due 05/25/2035	21	21
2.605% due 08/25/2035	1,309	755
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	1,935	1,651

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Commercial Mortgage Trust
2.340% due 07/10/2046 (a)	$79,473	$2,705
2.420% due 07/10/2046 (a)	55,013	3,097
4.867% due 05/10/2043	6,496	6,522
Countrywide Alternative Loan Trust
0.324% due 01/25/2037 ^	580	480
0.344% due 11/25/2046	3,154	2,427
0.354% due 05/25/2036	621	502
0.357% due 07/20/2046 ^	1,124	698
0.364% due 05/25/2035	1,757	1,480
0.364% due 07/25/2046	2,916	2,456
0.367% due 03/20/2046	3,074	2,299
0.374% due 05/25/2035	322	272
0.384% due 08/25/2046	373	37
0.404% due 05/25/2035	474	257
0.404% due 09/25/2046 ^	3,835	1,035
0.404% due 10/25/2046 ^	1,232	477
0.414% due 07/25/2046 ^	2,237	969
0.424% due 05/25/2036 ^	645	353
0.434% due 12/25/2035	421	376
0.437% due 09/20/2046	7,169	2,000
0.494% due 10/25/2046 ^	1,698	66
0.504% due 06/25/2047 ^	139	23
0.524% due 11/25/2035 ^	346	83
0.574% due 12/25/2035	1,000	565
6.000% due 10/25/2032	37	36
6.250% due 11/25/2036 ^	2,195	1,930
Countrywide Home Loan Mortgage Pass-Through Trust
0.384% due 05/25/2035	1,768	1,518
0.444% due 04/25/2035	1,268	1,093
0.454% due 04/25/2046 ^	1,242	514
0.474% due 03/25/2035	167	127
0.484% due 02/25/2035	1,093	1,032
0.494% due 02/25/2035	29	26
0.494% due 03/25/2036	984	541
0.504% due 02/25/2036 ^	909	263
0.554% due 03/25/2035 ^	312	43
0.694% due 02/25/2035	346	326
0.774% due 03/25/2035	2,613	2,334
1.933% due 06/19/2031	17	17
2.125% due 07/19/2031	8	8
2.229% due 09/25/2034	561	486
2.616% due 11/19/2033	20	20
2.672% due 09/25/2047 ^	1,694	1,436
2.741% due 11/19/2033	28	28
2.854% due 08/25/2034	923	832
5.067% due 02/20/2036 ^	972	867
Credit Suisse Commercial Mortgage Trust
5.678% due 06/15/2039	2,773	3,025
Credit Suisse First Boston Mortgage Securities Corp.
2.256% due 06/25/2033	41	40
4.829% due 06/25/2032	5	5
Credit Suisse Mortgage Capital Certificates
0.385% due 10/15/2021	994	987
4.730% due 07/26/2037	3,641	3,706
5.577% due 04/12/2049	1,020	1,021
CSMC Mortgage-Backed Trust
5.579% due 04/25/2037 ^	3,186	1,916
DBUBS Mortgage Trust
1.505% due 07/12/2044	6,020	6,110
Deutsche ALT-B Securities, Inc.
0.254% due 10/25/2036 ^	35	21
Deutsche Mortgage Securities, Inc.
6.000% due 11/26/2036	1,666	1,748
DLJ Mortgage Acceptance Corp.
4.622% due 11/25/2023	12	12

136	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FFCA Secured Franchise Loan Trust
8.180% due 09/18/2027	$2,000	$2,000
8.970% due 09/18/2027	4,000	1,430
First Horizon Asset Securities, Inc.
5.250% due 03/25/2035	674	697
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031	24	25
First Republic Bank Mortgage Pass-Through Certificates
2.722% due 06/25/2030	2,432	2,512
First Republic Mortgage Loan Trust
0.505% due 11/15/2031	3,858	3,591
1.053% due 11/15/2031	919	769
Greenpoint Mortgage Funding Trust
0.354% due 12/25/2046 ^	2,660	1,372
0.424% due 04/25/2036 ^	707	225
Greenpoint Mortgage Pass-Through Certificates
2.795% due 10/25/2033	113	114
GSR Mortgage Loan Trust
0.414% due 08/25/2046	3,793	1,083
2.451% due 06/25/2034	65	65
2.585% due 04/25/2036	587	555
HarborView Mortgage Loan Trust
0.286% due 03/19/2037	763	637
0.348% due 07/21/2036	2,133	1,735
0.376% due 05/19/2047 ^	1,252	551
0.406% due 09/19/2046 ^	557	74
2.168% due 11/19/2034	98	79
2.705% due 08/19/2034	3,148	3,170
2.732% due 07/19/2035	56	49
4.897% due 08/19/2036 ^	925	851
HomeBanc Mortgage Trust
0.334% due 12/25/2036	594	518
1.014% due 08/25/2029	982	929
Impac Secured Assets Trust
0.304% due 11/25/2036	2,521	1,694
IndyMac Adjustable Rate Mortgage Trust
1.751% due 01/25/2032	10	10
IndyMac Mortgage Loan Trust
0.354% due 11/25/2046	3,418	2,034
0.364% due 05/25/2046	1,859	1,596
0.394% due 04/25/2035	164	151
0.394% due 07/25/2035	1,780	1,627
0.404% due 02/25/2037	2,450	1,397
0.454% due 11/25/2035 ^	266	162
0.454% due 06/25/2037 ^	625	308
0.474% due 02/25/2035	386	355
2.344% due 01/25/2036	3	2
2.518% due 12/25/2034	18	17
2.559% due 01/25/2036	2,331	1,926
4.631% due 08/25/2035 ^	1,848	1,554
JPMorgan Chase Commercial Mortgage Securities Trust
4.853% due 03/15/2046	1,264	1,272
JPMorgan Mortgage Trust
2.604% due 10/25/2035	3,587	3,584
Kidder Peabody Mortgage Assets Trust
9.500% due 04/22/2018 (a)	13	1
LB Commercial Mortgage Trust
5.517% due 07/15/2044	1,430	1,576
LB Mortgage Trust
8.562% due 01/20/2017	227	230
Lehman XS Trust
0.384% due 06/25/2046 ^	23	0
0.474% due 11/25/2046 ^	1,746	566
Luminent Mortgage Trust
0.334% due 12/25/2036	2,917	2,142
0.354% due 10/25/2046	2,610	2,306

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASTR Adjustable Rate Mortgages Trust
0.394% due 05/25/2037	$954	$642
0.454% due 05/25/2047 ^	3,485	1,718
0.494% due 05/25/2047 ^	2,956	897
MASTR Asset Securitization Trust
5.000% due 12/25/2019	911	940
MASTR Reperforming Loan Trust
7.000% due 08/25/2034	179	186
MASTR Seasoned Securitization Trust
2.474% due 10/25/2032	508	508
6.196% due 09/25/2017	292	303
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.595% due 12/15/2030	1,023	972
0.635% due 06/15/2030	880	866
0.855% due 11/15/2031	911	914
1.035% due 11/15/2031	111	91
Merrill Lynch Alternative Note Asset Trust
0.454% due 03/25/2037	1,723	754
Merrill Lynch Mortgage Investors Trust
1.012% due 10/25/2028	136	138
1.959% due 01/25/2029	4,000	3,856
2.127% due 04/25/2035	43	41
Morgan Stanley Capital Trust
5.649% due 12/15/2044	1,067	1,103
Morgan Stanley Mortgage Loan Trust
0.524% due 11/25/2035	3,628	3,145
0.664% due 02/25/2047	2,111	1,462
2.580% due 07/25/2035	2,159	1,879
5.701% due 02/25/2047	4,777	3,757
Mortgage Equity Conversion Asset Trust
0.610% due 02/25/2042	6,092	4,874
0.610% due 05/25/2042	164,601	131,681
0.620% due 10/25/2041	24,184	19,331
0.630% due 01/25/2042	42,074	33,659
Nomura Asset Acceptance Corp.
5.820% due 03/25/2047	3,668	3,756
6.138% due 03/25/2047	3,349	3,427
6.972% due 02/19/2030	410	409
PNC Commercial Mortgage Acceptance Corp.
0.948% due 07/15/2031 (a)	726	24
Prime Mortgage Trust
0.554% due 02/25/2034	85	81
4.750% due 11/25/2019	36	37
RBSSP Resecuritization Trust
0.654% due 11/26/2035	253	247
Residential Accredit Loans, Inc. Trust
0.354% due 12/25/2046 ^	2,603	1,168
0.404% due 08/25/2037	2,981	2,184
0.424% due 05/25/2046 ^	1,931	701
0.459% due 09/25/2046	4,224	1,187
0.554% due 03/25/2033	110	109
3.202% due 08/25/2035 ^	672	391
Residential Asset Mortgage Products Trust
6.500% due 04/25/2034	7	7
Residential Asset Securitization Trust
0.554% due 05/25/2033	67	66
Residential Funding Mortgage Securities, Inc. Trust
3.068% due 09/25/2035 ^	2,163	1,798
RiverView HECM Trust
0.214% due 07/25/2047	16,924	15,739
0.904% due 09/26/2041	80,446	64,356
Sequoia Mortgage Trust
0.796% due 04/19/2027	123	118
0.856% due 10/19/2026	55	55
0.875% due 11/22/2024	12	12
0.917% due 10/20/2027	914	868
2.408% due 01/20/2047 ^	1,624	1,410

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Adjustable Rate Mortgage Loan Trust
0.374% due 05/25/2037	$8,383	$6,118
0.889% due 06/25/2034	943	885
1.832% due 10/25/2037 ^	2,406	1,534
2.451% due 07/25/2034	90	89
2.468% due 01/25/2035	2,490	2,326
2.508% due 08/25/2035	32	30
2.548% due 11/25/2035 ^	2,276	1,776
Structured Asset Mortgage Investments Trust
0.284% due 03/25/2037	308	238
0.344% due 06/25/2036	511	415
0.364% due 05/25/2046	1,694	1,241
0.384% due 05/25/2045	2,366	2,115
0.406% due 07/19/2035	5,752	5,547
0.454% due 08/25/2036	4,200	1,552
0.816% due 09/19/2032	2,671	2,600
0.816% due 10/19/2034	292	280
0.856% due 03/19/2034	1,061	1,050
Structured Asset Mortgage Investments, Inc.
2.485% due 05/02/2030	67	48
Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates
3.106% due 05/25/2022	334	345
Structured Asset Securities Corp.
2.646% due 10/28/2035	213	202
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.125% due 07/25/2032	1	1
2.227% due 01/25/2032	121	112
2.352% due 06/25/2033	49	49
2.459% due 08/25/2032	447	449
2.473% due 04/25/2033	93	93
2.516% due 02/25/2032	2	2
TBW Mortgage-Backed Trust
5.630% due 01/25/2037	2,027	1,345
5.970% due 09/25/2036	9,085	2,062
6.015% due 07/25/2037	3,920	2,962
Thornburg Mortgage Securities Trust
2.250% due 06/25/2043	2,784	2,798
WaMu Mortgage Pass-Through Certificates
0.374% due 07/25/2046 ^	85	6
0.414% due 11/25/2045	1,809	1,678
0.444% due 10/25/2045	213	197
0.474% due 01/25/2045	577	547
0.474% due 07/25/2045	116	110
0.484% due 01/25/2045	2,408	2,252
0.688% due 07/25/2044	351	326
0.854% due 12/25/2045	968	167
0.969% due 11/25/2046	623	529
1.135% due 02/25/2046	2,013	1,881
1.331% due 11/25/2042	99	96
1.531% due 06/25/2042	727	687
1.531% due 08/25/2042	1,175	1,118
2.034% due 01/25/2047	2,118	1,925
2.051% due 12/25/2036 ^	2,019	1,753
2.081% due 04/25/2037	2,107	1,814
2.408% due 03/25/2034	20	20
2.410% due 08/25/2033	1,034	1,052
2.419% due 09/25/2033	408	418
2.449% due 06/25/2033	1,010	1,028
Washington Mutual MSC Mortgage Pass-Through Certificates
0.404% due 07/25/2046	1,179	225
1.099% due 05/25/2046	2,858	2,145
2.333% due 11/25/2030	255	249
6.268% due 07/25/2036	3,614	2,015
Wells Fargo Commercial Mortgage Trust
2.128% due 10/15/2045 (a)	51,215	5,946

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	137

Schedule of Investments PIMCO Mortgage Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Mortgage-Backed Securities Trust
0.654% due 07/25/2037	$1,726	$1,461
2.614% due 06/25/2035	1,058	1,078
2.618% due 12/25/2033	537	538
2.640% due 10/25/2033	241	246
4.710% due 07/25/2034	104	105

Total Mortgage-Backed Securities (Cost $591,848)		548,071

ASSET-BACKED SECURITIES 5.6%
ABFS Mortgage Loan Trust
6.700% due 07/15/2033	1,544	1,186
Access Group, Inc.
1.539% due 10/27/2025	9,384	9,476
ACE Securities Corp. Home Equity Loan Trust
0.214% due 10/25/2036	346	120
0.854% due 08/25/2030	37	37
1.204% due 07/25/2034	2,214	1,959
AFC Home Equity Loan Trust
0.964% due 06/25/2029	311	278
1.104% due 12/26/2029	5	5
ALM Ltd.
1.467% due 02/13/2023	12,200	12,198
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.764% due 01/25/2035	5,152	3,656
Amortizing Residential Collateral Trust
0.694% due 06/25/2032	36	33
0.734% due 07/25/2032	736	679
0.854% due 10/25/2031	339	303
Amresco Residential Securities Mortgage Loan Trust
0.649% due 06/25/2028	78	73
0.709% due 06/25/2027	252	247
0.784% due 09/25/2028	902	832
1.094% due 06/25/2029	204	173
Apidos Quattro CDO
0.487% due 01/20/2019	1,768	1,767
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.644% due 10/25/2035	7,500	5,911
Asset-Backed Funding Certificates Trust
0.854% due 06/25/2034	313	293
1.174% due 03/25/2032	677	644
Asset-Backed Securities Corp. Home Equity Loan Trust
0.234% due 05/25/2037	2	1
0.675% due 06/15/2031	187	182
0.784% due 09/25/2034	4,213	3,880
Bayview Financial Acquisition Trust
0.503% due 05/28/2037	2,635	1,974
Bayview Financial Mortgage Pass-Through Trust
5.208% due 04/28/2039	3	3
Bear Stearns Asset-Backed Securities Trust
0.554% due 09/25/2046	2,451	1,983
1.129% due 02/25/2034	362	332
1.354% due 10/25/2032	317	300
1.654% due 11/25/2042	661	639
2.800% due 06/25/2043	41	41
Carrington Mortgage Loan Trust
0.354% due 06/25/2037	425	417
0.634% due 10/25/2035	6,500	5,463
CDC Mortgage Capital Trust
1.204% due 01/25/2033	985	911
Centex Home Equity Loan Trust
0.454% due 01/25/2032	181	168
1.004% due 01/25/2032	832	592
Chase Funding Trust
0.754% due 07/25/2033	41	40

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.794% due 08/25/2032	$661	$605
0.814% due 11/25/2032	439	418
CIT Group Home Equity Loan Trust
0.694% due 06/25/2033	796	738
1.129% due 12/25/2031	582	549
Citigroup Mortgage Loan Trust, Inc.
0.214% due 07/25/2045	480	373
5.764% due 01/25/2037	3,499	2,176
Conseco Finance Corp.
0.855% due 08/15/2033	2,896	2,761
Conseco Finance Home Equity Loan Trust
1.655% due 05/15/2032	639	627
Conseco Financial Corp.
6.240% due 12/01/2028	1,556	1,606
7.550% due 01/15/2029	157	166
Countrywide Asset-Backed Certificates
0.404% due 04/25/2036	149	146
0.624% due 11/25/2033	4	4
1.054% due 06/25/2033	159	153
1.054% due 10/25/2047	2,904	2,532
1.154% due 09/25/2032	1,361	1,290
Credit Suisse First Boston Mortgage Securities Corp.
0.514% due 05/25/2044	111	109
0.894% due 08/25/2032	153	133
Credit-Based Asset Servicing and Securitization LLC
0.224% due 01/25/2037 ^	398	168
1.254% due 04/25/2032	274	258
Delta Funding Home Equity Loan Trust
0.975% due 09/15/2029	17	16
Denver Arena Trust
6.940% due 11/15/2019	1,304	1,341
Dryden Senior Loan Fund
1.409% due 01/15/2022	5,100	5,100
EMC Mortgage Loan Trust
0.894% due 05/25/2040	450	408
EquiFirst Mortgage Loan Trust
0.634% due 01/25/2034	224	215
First Plus Home Loan Owners Trust
7.670% due 05/10/2024	399	389
GE-WMC Mortgage Securities Trust
0.194% due 08/25/2036	86	39
GMAC Mortgage Corp. Home Equity Loan Trust
0.634% due 01/25/2029	285	262
GSAMP Trust
0.304% due 10/25/2036 ^	9,372	1,235
0.554% due 02/25/2033	392	367
Home Loan Trust
8.350% due 12/25/2024	23	23
8.350% due 03/25/2025	19	19
IMC Home Equity Loan Trust
6.880% due 11/20/2028	10	10
7.520% due 08/20/2028	43	43
Irwin Home Equity Loan Trust
1.504% due 02/25/2029	406	389
JPMorgan Mortgage Acquisition Trust
0.214% due 03/25/2047	10	9
0.234% due 08/25/2036	68	27
Long Beach Mortgage Loan Trust
0.714% due 10/25/2034	62	56
1.204% due 10/25/2034	847	740
1.579% due 03/25/2032	1,071	993
MASTR Asset-Backed Securities Trust
0.904% due 12/25/2034 ^	5,909	5,367
Merrill Lynch Mortgage Investors Trust
0.214% due 10/25/2037	1,605	347
0.234% due 09/25/2037	253	68
0.874% due 06/25/2035	746	697

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MESA Trust
0.954% due 12/25/2031	$721	$656
Mid-State Trust
6.340% due 10/15/2036	921	976
7.340% due 07/01/2035	574	622
7.400% due 07/01/2035	25	27
7.790% due 07/01/2035	33	35
7.791% due 03/15/2038	1,410	1,477
Morgan Stanley ABS Capital, Inc. Trust
0.954% due 07/25/2037	474	445
Morgan Stanley Mortgage Loan Trust
0.514% due 04/25/2037	405	229
5.726% due 10/25/2036 ^	3,919	2,408
5.750% due 04/25/2037 ^	1,072	836
6.000% due 07/25/2047 ^	2,487	2,037
New Century Home Equity Loan Trust
0.604% due 06/25/2035	7,500	6,757
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.414% due 07/25/2035	10	10
Option One Mortgage Loan Trust
0.294% due 01/25/2037	988	574
0.754% due 01/25/2032	95	83
0.934% due 02/25/2035	4,021	2,691
Park Place Securities, Inc.
0.414% due 09/25/2035	617	608
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.654% due 07/25/2035	5,000	4,756
1.129% due 10/25/2034	7,500	7,236
Renaissance Home Equity Loan Trust
0.514% due 11/25/2034	253	210
0.654% due 12/25/2033	2,645	2,596
0.914% due 12/25/2032	22	19
1.034% due 08/25/2033	511	483
1.354% due 08/25/2032	1,426	1,259
Residential Asset Securities Corp. Trust
0.654% due 07/25/2032 ^	875	757
0.734% due 06/25/2033	121	106
0.754% due 06/25/2032 ^	79	65
Residential Mortgage Loan Trust
1.654% due 09/25/2029	161	154
SACO, Inc.
0.674% due 06/25/2036 ^	450	600
Salomon Brothers Mortgage Securities, Inc.
1.129% due 10/25/2028	133	130
1.538% due 01/25/2032	382	353
6.930% due 08/25/2028	385	375
Saxon Asset Securities Trust
0.834% due 12/26/2034	1,041	974
Securitized Asset-Backed Receivables LLC Trust
0.214% due 12/25/2036 ^	2,947	1,036
SLM Student Loan Trust
0.319% due 07/25/2019	340	338
0.319% due 04/27/2020	1,742	1,732
0.329% due 07/25/2019	2,317	2,312
0.409% due 07/25/2023	2,651	2,633
0.689% due 01/25/2017	295	296
0.989% due 01/25/2019	2,200	2,217
1.339% due 10/25/2016	49	49
1.433% due 12/15/2033	5,040	5,109
1.739% due 04/25/2023	112,421	116,104
Soundview Home Loan Trust
0.214% due 11/25/2036	91	35
Specialty Underwriting & Residential Finance Trust
0.654% due 09/25/2036	7,500	3,737
0.834% due 01/25/2034	300	262
1.354% due 10/25/2035	1,962	1,598

138	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Investment Loan Trust
0.634% due 09/25/2035	$13,000	$11,001
0.664% due 08/25/2035	9,000	5,878
0.814% due 04/25/2035	5,000	4,415
1.129% due 09/25/2034	1,086	847
1.429% due 12/25/2034	976	305
Structured Asset Securities Corp.
0.554% due 05/25/2034	259	259
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.734% due 01/25/2033	12	11
1.729% due 01/25/2033	648	595
Trapeza CDO Ltd.
1.004% due 11/16/2034	1,000	710
UCFC Manufactured Housing Contract
7.900% due 01/15/2028	2,115	2,105
UPS Capital Business Credit
0.735% due 04/15/2026	104	15

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
0.784% due 04/25/2034	$1,130	$998

Total Asset-Backed Securities (Cost $321,084)		294,909

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (d) 0.3%
		13,409

U.S. TREASURY BILLS 0.1%
0.079% due 05/08/2014 - 03/05/2015 (c)(e)	3,815	3,814

Total Short-Term Instruments (Cost $17,223)		17,223

Total Investments in Securities (Cost $6,927,465)		6,898,855

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.9%

SHORT-TERM INSTRUMENTS 1.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.9%
PIMCO Short-Term Floating NAV Portfolio	10,226,930	$102,320
PIMCO Short-Term Floating NAV Portfolio III	1,757	18

Total Short-Term Instruments (Cost $102,337)		102,338

Total Investments in Affiliates (Cost $102,337)		102,338

Total Investments 133.3% (Cost $7,029,802)		$7,001,193

Financial Derivative Instruments (f) 0.2% (Cost or Premiums, net $7,983)		9,912

Other Assets and Liabilities, net (33.5%)		(1,760,453)

Net Assets 100.0%		$5,250,652

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
DEU	0.050%	03/31/2014	04/01/2014	$12,900	U.S. Treasury Notes 1.000% due 05/31/2018	$(13,169)	$12,900	$12,900
SSB	0.000%	03/31/2014	04/01/2014	509	Fannie Mae 2.260% due 10/17/2022	(524)	509	509

Total Repurchase Agreements						$(13,693)	$13,409	$13,409

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
DEU	0.250%	03/31/2014	04/01/2014	$(12,870)	$(12,870)

Total Reverse Repurchase Agreements					$(12,870)

(2)

As of March 31, 2014, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $78,803 at a weighted average interest rate of (0.163%).

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	139

Schedule of Investments PIMCO Mortgage Portfolio (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (3)
Fannie Mae	4.000%	05/01/2044	$368,800	$(381,839)	$(382,117)
Fannie Mae	4.500%	04/01/2044	50,000	(53,400)	(53,354)
Fannie Mae	5.500%	04/01/2044	40,320	(44,479)	(44,490)
Fannie Mae	6.000%	04/01/2044	44,500	(49,579)	(49,604)
Ginnie Mae	3.000%	04/01/2044	20,000	(19,741)	(19,675)
Ginnie Mae	5.000%	04/01/2044	49,000	(53,686)	(53,519)
U.S. Treasury Notes	1.250%	10/31/2018	24,200	(23,776)	(23,949)

Total Short Sales				$(626,500)	$(626,708)

(3)	Payable for Short Sales includes $127 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(e)	Securities with an aggregate market value of $15,438 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
DEU	$12,900	$(12,870)	$0	$0	$30	$(294)	$(264)
SSB	509	0	0	0	509	(524)	(15)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(23,949)	(23,949)	360	(23,589)
BOA	0	0	0	(53,354)	(53,354)	0	(53,354)
BPG	0	0	0	0	0	(300)	(300)
DEU	0	0	0	(212,398)	(212,398)	550	(211,848)
FOB	0	0	0	(240,995)	(240,995)	932	(240,063)
GSC	0	0	0	(9,353)	(9,353)	401	(8,952)
JPS	0	0	0	(86,659)	(86,659)	321	(86,338)
MSC	0	0	0	0	0	(7,600)	(7,600)
NOM	0	0	0	0	0	(480)	(480)
SAL	0	0	0	0	0	(1,778)	(1,778)
WFS	0	0	0	0	0	(160)	(160)

Total Borrowings and Other Financing Transactions	$13,409	$(12,870)	$0	$(626,708)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC Fannie Mae 3.500% due 04/01/2044	$101.570	04/03/2014	$ 57,000	$(107)	$(10)
	Call - OTC Fannie Mae 3.500% due 05/01/2044	101.766	04/03/2014	53,000	(83)	(4)
	Put - OTC Fannie Mae 3.500% due 05/01/2044	98.438	05/05/2014	53,000	(263)	(79)
	Call - OTC Fannie Mae 3.500% due 05/01/2044	102.117	05/05/2014	50,000	(68)	(36)
DUB	Put - OTC Fannie Mae 3.500% due 05/01/2044	98.477	05/05/2014	50,000	(180)	(77)
FBF	Call - OTC Fannie Mae 3.500% due 05/01/2044	101.031	05/05/2014	3,000	(9)	(10)
GSC	Put - OTC Fannie Mae 3.500% due 04/01/2044	99.328	04/03/2014	52,000	(97)	(5)
	Put - OTC Fannie Mae 3.500% due 04/01/2044	99.559	04/03/2014	57,000	(134)	(11)
	Call - OTC Fannie Mae 3.500% due 04/01/2044	101.328	04/03/2014	52,000	(73)	(22)
JPM	Put - OTC Fannie Mae 3.500% due 05/01/2044	98.363	05/05/2014	49,000	(155)	(69)
	Call - OTC Fannie Mae 3.500% due 05/01/2044	101.039	05/05/2014	23,000	(68)	(74)
RYM	Put - OTC Fannie Mae 3.500% due 04/01/2044	100.602	04/03/2014	100,000	(434)	(248)

					$(1,671)	$(645)

Total Written Options					$(1,671)	$(645)

140	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	Notional Amount	Premiums
Balance at 03/31/2013	$0	$0
Sales	3,034,000	(10,911)
Closing Buys	0	0
Expirations	(1,929,000)	7,275
Exercised	(506,000)	1,965

Balance at 03/31/2014	$599,000	$(1,671)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION (1)

Counterparty	Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
								Asset	Liability
BRC	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 1.400% due 02/25/2034	(1.190%	)	02/25/2034	$471	$ 0	$29	$29	$0
	Specialty Underwriting & Residential Finance 1-Month USD-LIBOR plus 1.300% due 02/25/2035	(1.240%	)	02/25/2035	589	0	359	359	0
GST	Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	(2.500%	)	10/11/2021	1,500	0	67	67	0
JPM	Avenue CLO Fund Ltd. 3-Month USD-LIBOR plus 1.650% due 07/20/2018	(1.750%	)	07/20/2018	5,000	0	(100)	0	(100)
	Long Beach Mortgage Loan Trust 5.485% due 09/15/2040	(1.170%	)	09/15/2040	4,000	0	2,799	2,799	0
	Octagon Investment Partners Ltd. 3-Month USD-LIBOR plus 1.400% due 10/18/2020	(1.850%	)	10/18/2020	1,000	0	49	49	0
MYC	Morgan Stanley ABS Capital 1-Month USD-LIBOR plus 1.700% due 12/27/2033	(1.390%	)	12/27/2033	434	0	18	18	0
UAG	Merrill Lynch Mortgage Trust 5.432% due 06/12/2043	(1.080%	)	06/12/2043	7,013	40	6,697	6,737	0

						$ 40	$9,918	$10,058	$(100)

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION (2)

Counterparty	Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
GST	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 0.640% due 09/25/2034	0.960%	09/25/2034	$7,500	$ (2,550)	$2,603	$53	$0
	Bear Stearns Asset-Backed Securities Trust 1-Month USD-LIBOR plus 0.800% due 08/25/2034	1.200%	08/25/2034	6,500	(2,145)	2,205	60	0
	Countrywide Asset-Backed Certificates 1-Month USD-LIBOR plus 0.650% due 06/25/2035	0.975%	06/25/2035	8,000	(2,400)	2,029	0	(371)
	Encore Credit Receivables Trust 1-Month USD-LIBOR plus 0.460% due 07/25/2035	0.690%	07/25/2035	5,217	(1,826)	820	0	(1,006)
	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 0.700% due 10/25/2034	1.050%	10/25/2034	211	(67)	29	0	(38)
	Park Place Securities, Inc. 1-Month USD-LIBOR plus 0.740% due 12/25/2034	1.110%	12/25/2034	5,000	(1,600)	1,639	39	0
	Residential Asset Mortgage Products Trust 1-Month USD-LIBOR plus 0.620% due 11/25/2034	0.620%	11/25/2034	2,690	(753)	685	0	(68)
	Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.950% due 04/25/2034	1.425%	04/25/2034	362	(145)	44	0	(101)
	Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 1.300% due 11/25/2034	1.950%	11/25/2034	3	(3)	0	0	(3)

					$ (11,489)	$10,054	$152	$(1,587)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
								Asset	Liability
BOA	CMBX.NA.AAA.4 Index	(0.350%	)	02/17/2051	$15,395	$2,475	$(2,320)	$155	$0
DUB	CMBX.NA.AAA.4 Index	(0.350%	)	02/17/2051	49,187	4,200	(3,706)	494	0
JPM	CMBX.NA.AAA.4 Index	(0.350%	)	02/17/2051	47,219	8,063	(7,588)	475	0
MYC	CMBX.NA.AAA.4 Index	(0.350%	)	02/17/2051	90,504	6,365	(5,455)	910	0

						$21,103	$(19,069)	$2,034	$0

Total Swap Agreements						$9,654	$903	$12,244	$(1,687)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	141

Schedule of Investments PIMCO Mortgage Portfolio (Cont.)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(g)	Securities with an aggregate market value of $244 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$0	$0	$155	$155	$0	$(129)	$0	$(129)	$26	$0	$26
BRC	0	0	388	388	0	0	0	0	388	(540)	(152)
DUB	0	0	494	494	0	(77)	0	(77)	417	(600)	(183)
FBF	0	0	0	0	0	(10)	0	(10)	(10)	0	(10)
GSC	0	0	0	0	0	(38)	0	(38)	(38)	0	(38)
GST	0	0	219	219	0	0	(1,587)	(1,587)	(1,368)	0	(1,368)
JPM	0	0	3,323	3,323	0	(143)	(100)	(243)	3,080	(3,810)	(730)
MYC	0	0	928	928	0	0	0	0	928	(1,775)	(847)
RYL	0	0	0	0	0	0	0	0	0	244	244
RYM	0	0	0	0	0	(248)	0	(248)	(248)	0	(248)
UAG	0	0	6,737	6,737	0	0	0	0	6,737	(6,820)	(83)

Total Over the Counter	$0	$0	$12,244	$12,244	$0	$(645)	$(1,687)	$(2,332)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$12,244	$0	$0	$0	$12,244

	$0	$12,244	$0	$0	$0	$12,244

Financial Derivative Instruments - Liabilities
Over the counter
Written Options	$0	$0	$0	$0	$645	$645
Swap Agreements	0	1,687	0	0	0	1,687

	$0	$1,687	$0	$0	$645	$2,332

	$0	$1,687	$0	$0	$645	$2,332

142	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$70	$70

Over the counter
Written Options	$0	$0	$0	$0	$7,275	$7,275
Swap Agreements	0	(786)	0	0	0	(786)

	$0	$(786)	$0	$0	$7,275	$6,489

	$0	$(786)	$0	$0	$7,345	$6,559

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Written Options	$0	$0	$0	$0	$1,025	$1,025
Swap Agreements	0	2,717	0	0	0	2,717

	$0	$2,717	$0	$0	$1,025	$3,742

	$0	$2,717	$0	$0	$1,025	$3,742

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$1,802	$0	$1,802
Municipal Bonds & Notes
Texas	0	1,461	0	1,461
U.S. Government Agencies	0	5,710,984	4,340	5,715,324
U.S. Treasury Obligations	0	320,065	0	320,065
Mortgage-Backed Securities	0	277,001	271,070	548,071
Asset-Backed Securities	0	294,505	404	294,909
Short-Term Instruments
Repurchase Agreements	0	13,409	0	13,409
U.S. Treasury Bills	0	3,814	0	3,814
	$0	$6,623,041	$275,814	$6,898,855

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$102,338	$0	$0	$102,338

Total Investments	$102,338	$6,623,041	$275,814	$7,001,193

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(602,759)	$0	$(602,759)
U.S. Treasury Obligations	0	(23,949)	0	(23,949)
	$0	$(626,708)	$0	$(626,708)

Financial Derivative Instruments - Assets
Over the counter	$0	$12,244	$0	$12,244

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(2,332)	$0	$(2,332)

Totals	$102,338	$6,006,245	$275,814	$6,384,397

There were no significant transfers between Level 1 and 2 during the period ended March 31, 2014. There were assets and liabilities valued at $229,718 transferred from Level 3 to Level 2 during the period ended March 31, 2014. There were no significant assets and liabilities transferred from Level 2 to Level 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	143

Schedule of Investments PIMCO Mortgage Portfolio (Cont.)

March 31, 2014

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2014:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2014 (2)
Investments in Securities, at Value
U.S. Government Agencies	$263,528	$0	$(30,407)	$4	$(162)	$329	$766	$(229,718)	$4,340	$(21)
Mortgage-Backed Securities	287,149	21,508	(37,493)	843	3,026	(3,963)	0	0	271,070	(2,066)
Asset-Backed Securities	232	0	(217)	1	0	(1)	389	0	404	(1)

	$550,909	$21,508	$(68,117)	$848	$2,864	$(3,635)	$1,155	$(229,718)	$275,814	$(2,088)

Financial Derivative Instruments - Assets
Over the counter	$362	$0	$0	$0	$0	$(362)	$0	$0	$0	$0

Totals	$551,271	$21,508	$(68,117)	$848	$2,864	$(3,997)	$1,155	$(229,718)	$275,814	$(2,088)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$4,340	Benchmark Pricing	Base Price	97.12-112.00
Mortgage-Backed Securities	19,331	Benchmark Pricing	Base Price	80.00
	251,739	Third-Party Vendor	Broker Quote	35.74 -93.00
Asset-Backed Securities	404	Benchmark Pricing	Base Price	14.53-97.48

Total	$275,814

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

144	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Municipal Sector Portfolio

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.4%

MUNICIPAL BONDS & NOTES 95.3%

ALABAMA 0.2%
Birmingham, Alabama Special Care Facilities Financing Authority Revenue Bonds, (AGC Insured), Series 2009
6.000% due 06/01/2039	$500	$560

ALASKA 0.9%
Matanuska-Susitna Borough, Alaska Revenue Bonds, (AGC Insured), Series 2009
6.000% due 09/01/2032	1,970	2,253

ARIZONA 2.1%
Salt Verde Financial Corp., Arizona Revenue Bonds, Series 2007
5.000% due 12/01/2032	5,000	5,313

CALIFORNIA 20.8%
Alameda Corridor Transportation Authority, California Revenue Bonds, (NPFGC Insured), Series 1999
6.600% due 10/01/2029	10,000	10,909
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	350	422
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	134
6.918% due 04/01/2040	365	475
California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.250% due 11/15/2040	12,500	13,525
5.500% due 11/15/2040	8,500	9,491
California State Public Works Board Revenue Bonds, Series 2011
5.000% due 10/01/2028	2,500	2,716
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	1,000	1,249
Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2027	1,000	1,137
Los Angeles Community College District, California General Obligation Bonds, (FGIC Insured), Series 2007
5.000% due 08/01/2027	1,200	1,335
Los Angeles, California Wastewater System Revenue Bonds, Series 2009
5.375% due 06/01/2039	4,000	4,421
Orange County, California Local Transportation Authority Revenue Bonds, (BABs), Series 2010
6.908% due 02/15/2041	1,000	1,309
San Diego County, California Water Authority Certificates of Participation Bonds, (AGM Insured), Series 2008
5.000% due 05/01/2038	3,900	4,133
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	250	285
Sonoma County, California Revenue Bonds, (GTD Insured), Series 2010
6.000% due 12/01/2029	150	157

		51,698

COLORADO 1.3%
Colorado Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2003
5.500% due 05/15/2030	3,000	3,159

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DISTRICT OF COLUMBIA 5.4%
District of Columbia Revenue Bonds, Series 2009
5.750% due 10/01/2039	$10,000	$10,729
District of Columbia Water & Sewer Authority Revenue Bonds, Series 2009
5.500% due 10/01/2039	2,500	2,707

		13,436

FLORIDA 0.8%
Florida State Board of Governors Revenue Bonds, Series 2008
6.500% due 07/01/2033	1,285	1,489
Jacksonville Economic Development Commission, Florida Revenue Bonds, Series 2007
5.300% due 05/01/2037	500	456

		1,945

GEORGIA 3.1%
DeKalb County, Georgia Water & Sewerage Revenue Bonds, Series 2011
5.250% due 10/01/2036	7,000	7,676

ILLINOIS 13.0%
Illinois Finance Authority Revenue Bonds, Series 2009
5.500% due 08/15/2036	3,000	3,310
Illinois Finance Authority Revenue Bonds, Series 2010
5.500% due 04/01/2044	1,500	1,611
Illinois Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	1,200	1,343
Illinois Sports Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2001
5.500% due 06/15/2030	9,250	9,602
Illinois State Toll Highway Authority Revenue Bonds, Series 2008
5.500% due 01/01/2033	8,905	9,511
Railsplitter Tobacco Settlement Authority, Illinois Revenue Bonds, Series 2010
6.000% due 06/01/2028	6,205	7,008

		32,385

LOUISIANA 2.1%
Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	4,810	5,246

MARYLAND 1.6%
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2008
6.000% due 01/01/2043	1,600	1,626
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2009
6.750% due 07/01/2039	2,000	2,339

		3,965

MICHIGAN 0.9%
Michigan State Hospital Finance Authority Revenue Bonds, Series 2008
5.750% due 05/15/2038	2,000	2,173

NEBRASKA 2.8%
Central Plains Energy Project, Nebraska Revenue Bonds, Series 2012
5.250% due 09/01/2037	6,635	6,961

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 8.7%
New Jersey Economic Development Authority Revenue Bonds, (AGC Insured), Series 2009
5.500% due 12/15/2034	$5,500	$6,010
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
6.000% due 07/01/2037	1,500	1,709
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.000% due 06/15/2026	3,000	3,288
5.250% due 06/15/2025	5,310	6,009
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
4.750% due 06/01/2034	6,000	4,547

		21,563

NEW YORK 9.4%
Erie County, New York Industrial Development Agency Revenue Bonds, Series 2011
5.250% due 05/01/2025	2,000	2,273
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
5.000% due 11/15/2033	5,000	5,438
New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2009
5.375% due 01/15/2034	1,905	2,108
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2013
5.000% due 02/01/2025	3,000	3,478
New York City, New York Water & Sewer System Revenue Bonds, Series 2009
5.000% due 06/15/2039	500	531
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	3,000	3,146
5.750% due 11/15/2051	2,000	2,181
New York State Dormitory Authority Revenue Bonds, (AGC Insured), Series 2011
5.250% due 10/01/2025	1,455	1,634
Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.750% due 11/01/2030	2,300	2,537

		23,326

OHIO 4.1%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	250	293
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.000% due 06/01/2042	6,100	4,942
Franklin County, Ohio Revenue Bonds, Series 2013
5.000% due 05/15/2029	2,350	2,588
Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2027	2,000	2,221

		10,044

PENNSYLVANIA 0.9%
Reading Area Water Authority, Pennsylvania Revenue Bonds, Series 2011
5.000% due 12/01/2031	2,000	2,115

RHODE ISLAND 0.6%
Tobacco Settlement Financing Corp. Rhode Island Revenue Bonds, Series 2002
6.250% due 06/01/2042	1,425	1,425

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	145

Schedule of Investments PIMCO Municipal Sector Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TENNESSEE 1.8%
Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	$1,000	$1,227
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2025	3,000	3,245

		4,472

TEXAS 12.8%
Conroe Independent School District, Texas General Obligation Bonds, Series 2009
5.750% due 02/15/2035	5,000	5,560
Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	7,500	7,805
North Texas Tollway Authority Revenue Bonds, Series 2011
5.500% due 09/01/2041	1,500	1,668
SA Energy Acquisition Public Facility Corp., Texas Revenue Bonds, Series 2007
5.500% due 08/01/2027	2,000	2,226

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
6.250% due 11/15/2029	$8,000	$9,036
Texas State General Obligation Bonds, Series 2011
5.000% due 08/01/2031	5,000	5,505

		31,800

WASHINGTON 2.0%
King County, Washington Public Hospital District No. 1 General Obligation Bonds, Series 2008
5.250% due 12/01/2037	2,000	2,082
Washington Health Care Facilities Authority Revenue Bonds, Series 2009
7.375% due 03/01/2038	2,500	2,993

		5,075

WISCONSIN 0.0%
Wisconsin State General Obligation Bonds, (NPFGC Insured), Series 2006
5.000% due 05/01/2037	105	107

Total Municipal Bonds & Notes (Cost $216,571)		236,697

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (a) 0.1%
		$228

Total Short-Term Instruments (Cost $228)		228

Total Investments in Securities (Cost $216,799)		236,925

	SHARES
INVESTMENTS IN AFFILIATES 3.7%

SHORT-TERM INSTRUMENTS 3.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.7%
PIMCO Short-Term Floating NAV Portfolio	917,367	9,178

Total Short-Term Instruments (Cost $9,178)		9,178

Total Investments in Affiliates (Cost $9,178)		9,178

Total Investments 99.1% (Cost $225,977)		$246,103

Other Assets and Liabilities, net 0.9%		2,258

Net Assets 100.0%		$248,361

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$228	Fannie Mae 2.260% due 10/17/2022	$(233)	$228	$228

Total Repurchase Agreements						$(233)	$228	$228

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)		Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$228	$0	$0	$0	$228		$(233)		$(5)

Total Borrowings and Other Financing Transactions	$228	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

146	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(775)	$(775)

Over the counter
Swap Agreements	$0	$(560)	$0	$0	$0	$(560)

	$0	$(560)	$0	$0	$(775)	$(1,335)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$198	$198

Over the counter
Swap Agreements	$0	$511	$0	$0	$0	$511

	$0	$511	$0	$0	$198	$709

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$560	$0	$560
Alaska	0	2,253	0	2,253
Arizona	0	5,313	0	5,313
California	0	51,698	0	51,698
Colorado	0	3,159	0	3,159
District of Columbia	0	13,436	0	13,436
Florida	0	1,945	0	1,945
Georgia	0	7,676	0	7,676
Illinois	0	32,385	0	32,385
Louisiana	0	5,246	0	5,246
Maryland	0	3,965	0	3,965
Michigan	0	2,173	0	2,173
Nebraska	0	6,961	0	6,961
New Jersey	0	21,563	0	21,563
New York	0	23,326	0	23,326
Ohio	0	10,044	0	10,044

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Pennsylvania	$0	$2,115	$0	$2,115
Rhode Island	0	1,425	0	1,425
Tennessee	0	4,472	0	4,472
Texas	0	31,800	0	31,800
Washington	0	5,075	0	5,075
Wisconsin	0	107	0	107
Short-Term Instruments
Repurchase Agreements	0	228	0	228
	$0	$236,925	$0	$236,925

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$9,178	$0	$0	$9,178

Total Investments	$9,178	$236,925	$0	$246,103

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	147

Schedule of Investments PIMCO Real Return Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 107.9%

CORPORATE BONDS & NOTES 0.7%

BANKING & FINANCE 0.4%
GATX Financial Corp.
5.800% due 03/01/2016		$1,000	$1,084
LBG Capital PLC
15.000% due 12/21/2019	GBP	3,160	7,681
15.000% due 12/21/2019	EUR	150	316
SLM Corp. CPI Linked Bond
3.302% due 04/01/2014		$200	201
3.502% due 02/12/2016		1,140	1,143

			10,425

UTILITIES 0.3%
Electricite de France
0.694% due 01/20/2017		6,600	6,625
1.150% due 01/20/2017		2,000	1,999

			8,624

Total Corporate Bonds & Notes (Cost $18,886)			19,049

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		335	267

Total Municipal Bonds & Notes (Cost $321)			267

U.S. TREASURY OBLIGATIONS 100.0%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016 (d)		140,351	144,249
0.125% due 04/15/2017 (f)(h)		128,822	132,561
0.125% due 04/15/2018		66,374	67,956
0.125% due 01/15/2022		1,292	1,267
0.125% due 07/15/2022 (d)		151,238	148,243
0.125% due 01/15/2023 (d)		136,387	132,061
0.375% due 07/15/2023		83,015	82,163
0.500% due 04/15/2015 (d)(h)		136,637	139,508
0.625% due 07/15/2021		98,740	101,760
0.625% due 01/15/2024		3,909	3,925
0.750% due 02/15/2042		36	32
1.125% due 01/15/2021		110,586	117,472
1.250% due 07/15/2020		190,147	205,092
1.375% due 01/15/2020		75,711	81,903

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.375% due 02/15/2044 (h)		$40,343	$41,248
1.625% due 01/15/2015 (d)(f)(h)		139,636	143,334
1.750% due 01/15/2028		158,555	175,823
1.875% due 07/15/2015		6,253	6,560
1.875% due 07/15/2019		5,367	5,980
2.000% due 01/15/2016		101,379	107,647
2.000% due 01/15/2026		217,523	247,993
2.125% due 01/15/2019		13,508	15,100
2.125% due 02/15/2040		16,881	20,243
2.375% due 01/15/2017		29,111	31,904
2.375% due 01/15/2025		173,061	204,009
2.375% due 01/15/2027		99,823	118,610
2.500% due 01/15/2029		103,076	125,270
2.625% due 07/15/2017		11,736	13,151
3.375% due 04/15/2032		16,471	22,785
3.625% due 04/15/2028		43	59
3.875% due 04/15/2029		82,376	116,388

Total U.S. Treasury Obligations (Cost $2,783,175)			2,754,296

MORTGAGE-BACKED SECURITIES 0.4%
BCAP LLC Trust
0.405% due 07/26/2035		1,000	944
Countrywide Home Loan Mortgage Pass-Through Trust
2.803% due 05/25/2033		8,241	8,397
Wells Fargo Mortgage-Backed Securities Trust
2.629% due 10/25/2035		1,939	1,960

Total Mortgage-Backed Securities (Cost $10,968)			11,301

SOVEREIGN ISSUES 6.7%
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (b)	EUR	17,799	25,602
2.100% due 09/15/2021 (b)		9,966	14,212
4.750% due 09/15/2016		4,300	6,461
New South Wales Treasury Corp. CPI Linked Bond
2.500% due 11/20/2035	AUD	2,200	2,408
2.750% due 11/20/2025		16,100	19,027
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025	NZD	10,700	8,853
Republic of Germany
0.750% due 04/15/2018 (b)	EUR	35,846	52,094
Slovenia Government International Bond
4.700% due 11/01/2016		5,200	7,792
Spain Government International Bond
3.800% due 04/30/2024		18,300	26,424

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
United Kingdom Inflation Linked Gilt
2.500% due 07/26/2016	GBP	2,100	$11,848
Xunta de Galicia
5.763% due 04/03/2017	EUR	3,800	5,927
6.131% due 04/03/2018		2,300	3,674

Total Sovereign Issues (Cost $178,672)			184,322

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (c) 0.1%
			1,659

U.S. TREASURY BILLS 0.0%
0.066% due 04/17/2014 - 03/05/2015 (a)(f)(h)		$331	331

Total Short-Term Instruments (Cost $1,990)			1,990

Total Investments in Securities (Cost $2,994,012)			2,971,225

		SHARES
INVESTMENTS IN AFFILIATES 0.5%

SHORT-TERM INSTRUMENTS 0.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.5%
PIMCO Short-Term Floating NAV Portfolio		980	10
PIMCO Short-Term Floating NAV Portfolio III		1,341,624	13,404

Total Short-Term Instruments (Cost $13,413)			13,414

Total Investments in Affiliates (Cost $13,413)			13,414

Total Investments 108.4% (Cost $3,007,425)			$2,984,639

Financial Derivative Instruments (e)(g) 0.1% (Cost or Premiums, net $(264))			2,171

Other Assets and Liabilities, net (8.5%)			(231,703)

Net Assets 100.0%			$2,755,107

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$1,659	Fannie Mae 2.260% due 10/17/2022	$(1,694)	$1,659	$1,659

Total Repurchase Agreements						$(1,694)	$1,659	$1,659

(1)	Includes accrued interest.

148	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
TDM	0.200%	09/20/2013	10/03/2014	$(149,952)	$(150,113)

Total Reverse Repurchase Agreements					$(150,113)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.150%	03/24/2014	04/07/2014	$(3,090)	$(3,093)
	0.160%	03/20/2014	04/17/2014	(47,674)	(47,800)
BPG	0.100%	02/18/2014	04/11/2014	(44,660)	(44,708)
TDM	0.120%	02/19/2014	04/21/2014	(4,417)	(4,430)

Total Sale-Buyback Transactions					$(100,031)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2014 was $199,975 at a weighted average interest rate of 0.160%.
(3)	Payable for sale-buyback transactions includes $176 of deferred price drop on sale-buyback transactions.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(d)	Securities with an aggregate market value of $252,607 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
SSB	$1,659	$0	$0	$0	$1,659	$(1,694)	$(35)
TDM	0	(150,113)	0	0	(150,113)	149,909	(204)

Master Securities Forward Transaction Agreement
BCY	0	0	(50,893)	0	(50,893)	50,650	(242)
BPG	0	0	(44,708)	0	(44,708)	44,560	(148)
TDM	0	0	(4,430)	0	(4,430)	4,404	(26)

Total Borrowings and Other Financing Transactions	$1,659	$(150,113)	$(100,031)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 5-Year Note June Futures	$120.000	05/23/2014	366	$(226)	$(69)

Total Written Options				$(226)	$(69)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	282	$(4)	$28	$0
90-Day Eurodollar June Futures	Long	06/2016	91	(64)	6	0
90-Day Eurodollar March Futures	Long	03/2016	404	(368)	35	0
90-Day Eurodollar September Futures	Long	09/2015	296	(155)	26	0
Call Options Strike @ EUR 144.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2014	525	115	166	0
U.S. Treasury 5-Year Note June Futures	Long	06/2014	1,608	(1,472)	101	0
U.S. Treasury 10-Year Note June Futures	Long	06/2014	237	(104)	0	(15)

Total Futures Contracts				$(2,052)	$362	$(15)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	149

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
iTraxx Europe 21 5-Year Index	1.000%	06/20/2019	EUR 8,600	$147	$33	$22	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	1.500%	09/16/2016		$ 52,700	$86	$187	$18	$0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		38,500	5,589	3,113	171	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		47,700	(53)	(2,474)	233	0
Receive	6-Month EUR-EURIBOR	2.750%	09/17/2044	EUR	26,000	(1,947)	(571)	113	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	5,770,000	(1,205)	(760)	61	0

						$2,470	$(505)	$596	$0

Total Swap Agreements						$2,617	$(472)	$618	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(f)	Securities with an aggregate market value of $1,724 and cash of $10,454 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$362	$618	$980	$ (69)	$ (15)	$0	$ (84)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	04/2014		AUD	26,642	$	23,978	$0	$ (729)
	04/2014		EUR	101,904		139,925	13	(476)
	04/2014	$		8,723	NZD	10,133	71	0
	05/2014		NZD	10,133	$	8,703	0	(69)
	05/2014	$		13,018	EUR	9,440	0	(14)

BPS	06/2014		GBP	15	$	25	0	0

BRC	04/2014		EUR	839	PLN	3,532	10	0
	04/2014			18,932	$	26,322	241	0

CBK	04/2014	$		13,003	EUR	9,440	2	0
	05/2014		JPY	355,602	$	3,487	41	0

DUB	06/2014		GBP	4,037		6,716	0	(11)
	06/2014	$		4,508	GBP	2,694	0	(19)

150	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
GLM	04/2014		EUR	1,711	PLN	7,199	$20	$0
	04/2014			703	$	981	12	0
	06/2014		GBP	10,392		17,412	96	0

JPM	04/2014		EUR	1,597	PLN	6,720	18	0
	04/2014	$		24,575	AUD	26,642	133	0
	05/2014		AUD	26,642	$	24,524	0	(133)

RYL	04/2014		NZD	10,133		8,427	0	(367)
	04/2014	$		154,439	EUR	112,099	0	(6)
	05/2014		EUR	112,099	$	154,431	8	0

Total Forward Foreign Currency Contracts							$665	$(1,824)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014	EUR	1,800	$(6)	$(2)

BPS	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		3,600	(11)	(4)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		9,000	(31)	(26)

CBK	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		21,800	(65)	(27)

DUB	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		3,500	(12)	(4)

GST	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		11,700	(31)	(15)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.000%	06/18/2014		1,600	(4)	(2)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		3,300	(12)	(10)

JPM	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		6,900	(18)	(9)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		3,800	(14)	(11)

MYC	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		3,600	(12)	(5)

							$(216)	$(115)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC USD versus JPY	JPY	100.000	06/05/2014	$10,419	$ (70)	$(48)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$12,000	$(107)	$(11)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	2,800	(36)	(3)

DUB	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	16,300	(160)	(13)
	Floor - OTC YOY CPURNSA Index	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	4,500	(44)	(23)

						$(347)	$(50)

Total Written Options						$(633)	$(213)

(1)	YOY options may have a series of expirations.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in JPY		Premiums
Balance at 03/31/2013	98	$595,400	EUR	169,300	JPY	0	$(3,539)
Sales	873	1,397,219		70,600		2,840,000	(7,444)
Closing Buys	0	(148,600)		0		0	1,047
Expirations	(381)	(1,369,400)		(169,300)		(2,840,000)	7,219
Exercised	(224)	(428,600)		0		0	1,858

Balance at 03/31/2014	366	$46,019	EUR	70,600	JPY	0	$(859)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	151

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2014 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	GATX Financial Corp.	(1.070%	)	03/20/2016	0.178%	$ 1,000	$0	$(18)	$0	$(18)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Spain Government International Bond	1.000%	03/20/2019	1.002%	$ 4,100	$(25)	$26	$1	$0

BRC	Italy Government International Bond	1.000%	03/20/2019	1.283%	5,500	(101)	29	0	(72)

DUB	Italy Government International Bond	1.000%	03/20/2019	1.283%	7,900	(155)	53	0	(102)

GST	Spain Government International Bond	1.000%	03/20/2019	1.002%	21,800	(185)	191	6	0

HUS	Italy Government International Bond	1.000%	03/20/2019	1.283%	12,750	(267)	102	0	(165)
	Spain Government International Bond	1.000%	03/20/2019	1.002%	2,100	(16)	16	0	0

JPM	HSBC Bank PLC	1.000%	06/20/2019	0.692%	19,700	244	67	311	0

MYC	Italy Government International Bond	1.000%	03/20/2019	1.283%	2,300	(44)	14	0	(30)

						$(549)	$498	$318	$(369)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021	EUR	2,700	$(6)	$155	$149	$0

BPS	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		5,700	25	471	496	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021		5,400	12	286	298	0
	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021		5,500	(54)	577	523	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		23,800	92	1,411	1,503	0
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016	$	14,300	(5)	(16)	0	(21)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022		48,600	802	(2,328)	0	(1,526)

BRC	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021	EUR	14,800	(100)	918	818	0
	Receive	3-Month USD-CPURNSA Index	1.950%	09/16/2016	$	6,000	0	(34)	0	(34)
	Receive	3-Month USD-CPURNSA Index	1.908%	04/15/2017		17,800	0	(116)	0	(115)
	Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	2,500	3	17	20	0

CBK	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	2,400	37	171	208	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		700	9	22	31	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		2,700	34	137	170	0
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017	$	39,600	10	(1,064)	0	(1,054)

DUB	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	6,700	125	458	583	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		3,200	33	107	140	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		2,800	35	142	177	0
	Receive	3-Month USD-CPURNSA Index	1.728%	12/19/2015	$	8,600	0	(3)	0	(3)
	Receive	3-Month USD-CPURNSA Index	1.860%	11/05/2016		16,800	0	(44)	0	(44)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016		21,800	(9)	(22)	0	(31)
	Receive	3-Month USD-CPURNSA Index	1.845%	11/29/2016		15,000	0	(31)	0	(31)
	Receive	3-Month USD-CPURNSA Index	2.360%	01/28/2017		18,600	0	(494)	0	(494)
	Receive	3-Month USD-CPURNSA Index	2.173%	11/01/2018		7,700	0	(67)	0	(67)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022		15,500	180	(666)	0	(486)
	Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	35,500	80	204	284	0

152	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	2,100	$3	$179	$182	$0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		1,000	7	36	43	0
	Receive	3-Month USD-CPURNSA Index	1.935%	10/31/2016	$	3,500	0	(17)	0	(17)
	Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	1,300	4	7	11	0

GLM	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	7,600	65	596	661	0
	Receive	3-Month USD-CPURNSA Index	1.730%	04/15/2016	$	90,500	(156)	(149)	0	(305)
	Receive	3-Month USD-CPURNSA Index	1.942%	04/15/2017		7,500	0	(59)	0	(59)
	Receive	3-Month USD-CPURNSA Index	2.175%	10/01/2018		7,500	(5)	(65)	0	(70)

JPM	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021	EUR	2,500	(24)	262	238	0
	Receive	3-Month USD-CPURNSA Index	1.890%	09/06/2016	$	10,300	0	(41)	0	(41)

MYC	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023	EUR	2,300	25	75	100	0

RYL	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021		2,500	(24)	262	238	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		700	7	23	31	0
	Receive	3-Month USD-CPURNSA Index	1.935%	10/23/2016	$	29,700	(56)	(90)	0	(147)
	Receive	3-Month USD-CPURNSA Index	1.930%	10/31/2016		4,600	0	(22)	0	(22)

SOG	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021	EUR	3,200	(27)	332	305	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		1,700	22	52	74	0

							$1,144	$1,572	$7,283	$(4,567)

Total Swap Agreements							$595	$2,052	$7,601	$(4,954)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(h)	Securities with an aggregate market value of $1,871 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$84	$0	$150	$234	$(1,288)	$(2)	$0	$(1,290)	$(1,056)	$771	$(285)
BPS	0	0	2,820	2,820	0	(30)	(1,547)	(1,577)	1,243	(1,330)	(87)
BRC	251	0	838	1,089	0	0	(221)	(221)	868	(780)	88
CBK	43	0	410	453	0	(89)	(1,072)	(1,161)	(708)	757	49
DUB	0	0	1,184	1,184	(30)	(40)	(1,258)	(1,328)	(144)	0	(144)
FBF	0	0	235	235	0	0	(17)	(17)	218	0	218
GLM	128	0	661	789	0	0	(434)	(434)	355	(380)	(25)
GST	0	0	6	6	0	(27)	0	(27)	(21)	0	(21)
HUS	0	0	0	0	0	0	(165)	(165)	(165)	0	(165)
JPM	151	0	549	700	(133)	(20)	(41)	(194)	506	(480)	26
MYC	0	0	100	100	0	(5)	(30)	(35)	65	(375)	(310)
RYL	8	0	269	277	(373)	0	(169)	(542)	(265)	168	(97)
SOG	0	0	379	379	0	0	0	0	379	(330)	49

Total Over the Counter	$665	$0	$7,601	$8,266	$(1,824)	$(213)	$(4,954)	$(6,991)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	153

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$362	$362
Swap Agreements	0	22	0	0	596	618

	$0	$22	$0	$0	$958	$980

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$665	$0	$665
Swap Agreements	0	318	0	0	7,283	7,601

	$0	$318	$0	$665	$7,283	$8,266

	$0	$340	$0	$665	$8,241	$9,246

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$69	$69
Futures	0	0	0	0	15	15

	$0	$0	$0	$0	$84	$84

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,824	$0	$1,824
Written Options	0	115	0	48	50	213
Swap Agreements	0	387	0	0	4,567	4,954

	$0	$502	$0	$1,872	$4,617	$6,991

	$0	$502	$0	$1,872	$4,701	$7,075

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$128	$128
Futures	0	0	0	0	1,731	1,731
Swap Agreements	0	0	0	0	(8,826)	(8,826)

	$0	$0	$0	$0	$(6,967)	$(6,967)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,077)	$0	$(1,077)
Purchased Options	0	0	0	230	0	230
Written Options	0	0	0	348	5,570	5,918
Swap Agreements	0	6	0	0	2,310	2,316

	$0	$6	$0	$(499)	$7,880	$7,387

	$0	$6	$0	$(499)	$913	$420

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$141	$141
Futures	0	0	0	0	(2,096)	(2,096)
Swap Agreements	0	33	0	0	(163)	(130)

	$0	$33	$0	$0	$(2,118)	$(2,085)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,628)	$0	$(1,628)
Purchased Options	0	0	0	63	0	63
Written Options	0	100	0	(299)	(1,312)	(1,511)
Swap Agreements	0	497	0	0	710	1,207

	$0	$597	$0	$(1,864)	$(602)	$(1,869)

	$0	$630	$0	$(1,864)	$(2,720)	$(3,954)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

154	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$10,425	$0	$10,425
Utilities	0	8,624	0	8,624
Municipal Bonds & Notes
West Virginia	0	267	0	267
U.S. Treasury Obligations	0	2,754,296	0	2,754,296
Mortgage-Backed Securities	944	10,357	0	11,301
Sovereign Issues	0	184,322	0	184,322
Short-Term Instruments
Repurchase Agreements	0	1,659	0	1,659
U.S. Treasury Bills	0	331	0	331
	$944	$2,970,281	$0	$2,971,225

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$13,414	$0	$0	$13,414

Total Investments	$14,358	$2,970,281	$0	$2,984,639

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$362	$618	$0	$980
Over the counter	0	8,266	0	8,266
	$362	$8,884	$0	$9,246

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(15)	(69)	0	(84)
Over the counter	0	(6,941)	(50)	(6,991)
	$(15)	$(7,010)	$(50)	$(7,075)

Totals	$14,705	$2,972,155	$(50)	$2,986,810

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	155

Schedule of Investments PIMCO Senior Floating Rate Portfolio

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.1%

BANK LOAN OBLIGATIONS 95.4%
ABC Supply Co., Inc.
3.500% due 04/16/2020		$896	$	895
Acosta, Inc.
4.250% due 03/02/2018		125		126
Activision Blizzard, Inc.
3.250% due 10/12/2020		336		336
Advantage Sales & Marketing, Inc.
4.250% due 11/24/2017		272		274
AerCap Holdings NV
1.750% due 02/24/2015		75		75
AES Corp.
3.750% due 06/01/2018		656		659
Air Medical Group Holdings, Inc.
5.000% due 06/30/2018		695		698
Albertson’s LLC
4.250% due 03/21/2016		686		691
4.750% due 03/21/2019		200		201
Allison Transmission, Inc.
3.750% due 08/23/2019		645		647
Allnex USA, Inc.
4.500% due 10/03/2019		496		500
AMC Entertainment, Inc.
3.500% due 04/30/2020		124		124
American Renal Holdings, Inc.
4.500% due 09/20/2019		471		472
AmWINS Group, LLC
5.000% due 09/06/2019		521		525
Ancestry.com, Inc.
4.000% due 05/15/2018		164		164
4.500% due 12/28/2018		258		260
Apex Tool Group, LLC
4.500% due 01/31/2020		744		738
Applied System, Inc.
4.250% due 01/25/2021		100		100
7.500% due 01/22/2022		50		51
ARAMARK Corp.
3.250% due 09/07/2019		193		192
3.650% due 07/26/2016		3		3
Arch Coal, Inc.
6.250% due 05/16/2018		74		73
Ardagh Holdings USA, Inc.
4.000% - 4.250% due 12/17/2019		400		401
Ardent Medical Services, Inc.
6.750% due 07/02/2018		273		275
ARG IH Corp.
5.000% due 11/15/2020		100		101
Asurion LLC
5.000% due 05/24/2019		294		295
8.500% due 03/03/2021		150		155
Atlantic Broadband Finance, LLC
3.250% due 12/02/2019		25		25
Atrium Innovations, Inc.
4.250% due 02/13/2021		75		75
7.750% due 08/13/2021		75		76
August LuxUK Holding Company SARL
5.000% due 04/27/2018		12		12
August U.S. Holding Company, Inc.
5.000% due 04/27/2018		9		9
Autobahn Tank & Rast GmbH
4.063% due 12/10/2019	EUR	50		70
Avaya, Inc.
4.734% due 10/26/2017		$25		24
6.500% due 03/30/2018		259		260

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
AVSC Holdings Corp.
4.500% due 01/24/2021	$165	$	166
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018	141		142
Axalta Coating Systems U.S. Holdings, Inc.
4.000% due 02/01/2020	646		648
Berlin Packaging LLC
4.750% due 04/02/2019	299		301
Berry Plastics Holding Corp.
3.750% due 01/06/2021	150		150
Big Heart Pet Brands
3.500% due 03/08/2020	375		373
Biomet, Inc.
3.654% - 3.733% due 07/25/2017	479		481
BJ’s Wholesale Club, Inc.
4.500% due 09/26/2019	374		376
8.500% due 03/26/2020	220		226
BMC Software Finance, Inc.
5.000% due 09/10/2020	1,097		1,098
Boyd Gaming Corp.
4.000% due 08/14/2020	697		698
Brand Energy & Infrastructure Services, Inc.
4.750% due 11/26/2020	449		451
Brickman Group Ltd.
4.000% due 12/18/2020	175		175
7.500% due 12/18/2021	150		154
Bright Horizons Family Solutions, Inc.
4.000% - 5.250% due 01/30/2020	25		25
Caesars Entertainment Operating Co.
5.489% due 01/26/2018	24		22
Calpine Construction Finance Co. LP
3.000% due 05/03/2020	99		98
Calpine Corp.
4.000% due 04/01/2018	520		522
Capsugel Holdings U.S., Inc.
3.500% due 08/01/2018	201		201
Catalent Pharma Solutions, Inc.
3.653% due 09/15/2016	24		24
Catalina Marketing Corp.
5.250% due 10/12/2020	224		223
CBS Outdoor Americas Capital LLC
3.000% due 01/31/2021	250		249
CEC Entertainment, Inc.
4.250% due 02/14/2021	45		45
Cengage Learning Acquisitions, Inc.
7.000% due 03/31/2020	250		253
Cequel Communications LLC
3.500% due 02/14/2019	197		198
Ceridian Corp.
4.404% due 05/09/2017	23		24
Chesapeake/MPS Merger Ltd.
4.250% due 09/30/2020	25		25
4.250% due 01/04/2021	150		151
Chrysler Group LLC
3.250% due 12/31/2018	375		374
3.500% due 05/24/2017	100		100
CityCenter Holdings LLC
5.000% due 10/16/2020	499		503
Clear Channel Communications, Inc.
3.803% due 01/29/2016	1,125		1,113
6.903% due 01/30/2019	200		196
CNO Financial Group, Inc.
3.750% due 09/28/2018	21		21
Commercial Barge Line Co.
7.500% due 09/23/2019	158		159

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
CommScope, Inc.
3.250% due 01/26/2018	$473	$	475
Community Health Systems, Inc.
3.447% - 3.483% due 01/25/2017	1		1
4.250% due 01/27/2021	775		783
Convatec, Inc.
4.000% due 12/22/2016	349		352
Cooper Standard Holdings, Inc.
3.000% due 04/04/2021	205		206
Covis Pharma Holdings SARL
6.000% due 04/24/2019	304		304
CPG International, Inc.
4.750% due 09/30/2020	473		474
Crosby U.S. Acquisition Corp.
4.000% due 11/23/2020	150		149
7.000% due 11/22/2021	225		227
Crown Castle International Corp.
3.250% due 01/31/2019	296		296
CSC Holdings, Inc.
2.653% due 04/17/2020	116		115
Cumulus Media Holdings, Inc.
4.250% due 12/23/2020	399		402
Cunningham Lindsey U.S., Inc.
5.000% due 12/10/2019	24		25
Darling International, Inc.
3.250% due 01/06/2021	325		326
David’s Bridal, Inc.
5.000% - 6.000% due 10/11/2019	372		374
DaVita, Inc.
4.000% due 11/01/2019	547		551
4.500% due 10/20/2016	396		398
Dealertrack Technologies, Inc.
3.500% due 02/24/2021	200		201
Dell, Inc.
3.750% due 10/29/2018	488		487
4.500% due 04/29/2020	399		397
DJO Finance LLC
4.750% due 09/15/2017	372		374
Dole Food Co., Inc.
4.500% - 5.750% due 11/01/2018	249		251
Dunkin’ Brands, Inc.
3.250% due 02/07/2021	225		224
Dynegy Holdings, Inc.
4.000% due 04/23/2020	439		441
Endo Luxembourg Finance Company
3.250% due 03/01/2021	250		250
Envision Healthcare Corp.
4.000% due 05/25/2018	870		872
EP Energy LLC
3.500% due 05/24/2018	33		33
Federal-Mogul Corp.
2.068% due 12/29/2014	48		48
First Data Corp.
3.655% due 03/24/2017	425		425
4.155% due 09/24/2018	25		25
FMG Resources Pty. Ltd.
4.250% due 06/28/2019	639		645
Formula One
4.500% due 04/30/2019	298		302
Freescale Semiconductor, Inc.
4.250% due 02/28/2020	396		398
4.750% due 12/01/2016	373		375
5.000% due 01/15/2021	249		252
Gardner Denver, Inc.
4.250% due 07/30/2020	1,269		1,270
Generac Power Systems, Inc.
3.500% due 05/31/2020	423		424

156	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
General Nutrition Centers, Inc.
3.250% due 03/04/2019	$100	$	100
Genesys Telecom Holdings U.S., Inc.
4.000% due 02/07/2020	149		149
4.500% due 11/13/2020	150		151
Getty Images, Inc.
4.750% due 10/18/2019	913		878
GFA Brands, Inc.
5.000% due 07/09/2020	423		426
Goodyear Tire & Rubber Co.
4.750% due 04/30/2019	500		503
Gray Television, Inc.
4.500% due 10/15/2019	178		180
Grifols Worldwide Operations Ltd.
3.154% due 02/27/2021	650		650
H.J. Heinz Co.
3.500% due 06/05/2020	839		844
HCA, Inc.
2.984% due 05/01/2018	348		349
HD Supply, Inc.
4.000% due 06/28/2018	867		871
Hertz Corp.
3.000% due 03/11/2018	241		240
Hilton Worldwide Finance LLC
4.000% due 10/26/2020	1,145		1,148
Hologic, Inc.
3.250% due 08/01/2019	596		594
Hub International Ltd.
4.750% due 10/02/2020	473		475
Huntsman International LLC
3.750% due 10/15/2020	375		377
Iasis Healthcare LLC
4.500% due 05/03/2018	866		871
Ikaria, Inc.
5.000% due 02/12/2021	150		151
8.750% due 01/17/2022	50		51
IMG Worldwide, Inc.
5.500% due 06/16/2016	666		669
IMS Health, Inc.
3.750% due 09/01/2017	104		104
Industrial Packaging Group
6.000% due 03/06/2015	25		25
Intelsat Jackson Holdings S.A.
3.750% due 06/30/2019	649		651
Interline Brands, Inc.
3.000% due 03/15/2021	100		100
International Lease Finance Corp.
2.986% due 02/13/2021	700		701
Ion Media Networks, Inc.
5.000% due 12/18/2020	324		328
J Crew Group, Inc.
4.000% - 5.250% due 03/05/2021	225		225
Jarden Corp.
2.903% due 09/30/2020	118		118
Jazz Pharmaceuticals, Inc.
3.250% due 06/12/2018	100		100
JMC Steel Group, Inc.
4.750% due 04/01/2017	519		525
KAR Auction Services, Inc.
3.500% due 03/07/2021	75		75
Kronos Worldwide, Inc.
4.750% due 02/18/2020	150		151
Kronos, Inc.
4.500% due 10/30/2019	348		352
9.750% due 04/30/2020	25		26
La Quinta Intermediate Holdings LLC
4.250% due 02/19/2021	600		601

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Las Vegas Sands LLC
3.250% due 12/20/2020	$499	$	499
Leslie’s Poolmart, Inc.
4.250% due 10/16/2019	48		49
Level 3 Financing, Inc.
4.000% due 01/15/2020	475		476
LIN Television Corp.
4.000% due 12/21/2018	99		100
Live Nation Entertainment, Inc.
3.500% due 08/17/2020	721		723
LTS Buyer LLC
4.000% due 04/11/2020	149		149
Mallinckrodt International Finance S.A
3.500% due 03/19/2021	500		501
Maxim Crane Works LP
10.250% due 11/26/2018	200		205
McJunkin Red Man Corp.
4.750% due 11/09/2019	199		202
MGM Resorts International
3.500% due 12/20/2019	521		521
Michael Foods Group, Inc.
4.250% due 02/23/2018	66		66
Michaels Stores, Inc.
3.750% due 01/28/2020	696		698
Multiplan, Inc.
0.234% due 03/06/2021	475		475
4.000% due 08/25/2017	340		341
6.000% due 03/31/2022	50		50
National Financial Partners Corp.
5.250% due 07/01/2020	869		877
Neiman Marcus Group, Inc.
4.250% due 10/25/2020	434		438
NFR Energy LLC
8.750% due 12/31/2018	350		356
NGPL PipeCo LLC
6.750% due 09/15/2017	24		24
Noranda Aluminum Acquisition Corp.
5.750% due 02/28/2019	30		29
Novelis, Inc.
3.750% due 03/10/2017	717		718
NRG Energy, Inc.
2.750% due 07/02/2018	295		293
Orient Express Hotels Ltd.
3.000% due 02/28/2021	100		100
Ortho-Clinical Diagnostics, Inc.
7.000% due 02/12/2015	50		50
OSI Restaurant Partners LLC
3.500% due 10/25/2019	627		627
Par Pharmaceutical Companies, Inc.
4.000% due 09/30/2019	123		123
Party City Holdings, Inc.
4.000% due 07/27/2019	159		160
Peabody Energy Corp.
4.250% due 09/24/2020	80		80
Penn National Gaming, Inc.
3.250% due 10/30/2020	249		249
Performance Food Group Co.
6.250% due 11/14/2019	50		50
Petco Animal Supplies, Inc.
4.000% due 11/24/2017	470		472
Pharmaceutical Product Development LLC
4.000% due 12/05/2018	669		672
PharMEDium Healthcare Corp.
4.250% due 01/28/2021	75		75
7.750% due 01/28/2022	75		76
Phillips-Van Heusen Corp.
3.250% due 02/13/2020	334		335

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Pinnacle Entertainment, Inc.
3.750% due 08/13/2020	$496	$	498
Pinnacle Foods Finance LLC
3.250% due 04/29/2020	818		815
Playa Resorts Holding BV
4.000% due 08/09/2019	50		50
Ply Gem Industries, Inc.
4.000% due 02/01/2021	125		125
Polarpak, Inc.
4.500% due 06/05/2020	32		32
PRA Holdings, Inc.
4.500% due 09/23/2020	473		474
Quebecor Media, Inc.
3.250% due 08/17/2020	75		74
Quintiles Transnational Corp.
3.750% due 06/08/2018	693		694
Realogy Corp.
4.500% due 03/05/2020	446		450
Rexnord LLC
4.000% due 08/21/2020	871		873
Reynolds Group Holdings, Inc.
4.000% due 12/01/2018	896		900
Road Infrastructure Investment LLC
6.750% due 09/21/2021	40		40
Roofing Supply Group LLC
5.000% due 05/31/2019	495		497
RPI Financial Trust
3.250% due 05/09/2018	96		96
3.250% due 11/09/2018	98		99
Ruby Western Pipeline Holdings, LLC
3.500% due 03/27/2020	183		184
Sage Products, Inc.
4.250% due 12/13/2019	314		315
9.250% due 06/17/2020	25		26
Salem Communications Corp.
4.500% due 03/13/2020	48		48
Salix Pharmaceuticals Ltd.
4.250% due 01/02/2020	247		249
Santander Asset Management S.A.
4.250% due 12/17/2020	224		225
SBA Senior Finance LLC
3.250% due 03/24/2021	525		524
Schaeffler AG
4.250% due 01/27/2017	699		704
Scientific Games International, Inc.
4.250% due 10/18/2020	25		25
Seadrill Partners LLC
4.000% due 02/21/2021	349		349
SeaWorld Parks & Entertainment, Inc.
3.000% due 05/14/2020	37		36
Sequa Corp.
5.250% due 06/19/2017	446		438
Serta Simmons Holdings LLC
4.250% due 10/01/2019	351		353
ServiceMaster Co.
4.250% due 01/31/2017	222		222
Seven Seas Cruises SRL
3.750% due 12/21/2018	182		183
Ship U.S. Bidco, Inc.
4.750% due 11/29/2019	500		505
Smart & Final Stores LLC
4.750% due 11/15/2019	273		274
Sophos Ltd.
5.000% due 01/27/2021	175		176
Spectrum Brands, Inc.
3.000% due 09/07/2017	72		72
3.500% due 09/04/2019	672		674

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	157

Schedule of Investments PIMCO Senior Floating Rate Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Spirit Aerosystems, Inc.
3.250% due 09/15/2020	$275	$	275
Sprouts Farmers Markets Holdings LLC
4.000% due 04/23/2020	88		88
Station Casinos LLC
4.250% due 03/02/2020	868		871
Sun Products Corp.
5.500% due 03/23/2020	729		696
SunGard Data Systems, Inc.
4.000% due 03/09/2020	44		44
Syniverse Holdings, Inc.
4.000% due 04/23/2019	891		893
Tallgrass Operations LLC
4.250% due 11/13/2018	250		252
Taminco Global Chemical Corp.
3.250% due 02/15/2019	496		496
Telesat LLC
3.500% due 03/28/2019	471		471
Tempur-Pedic International, Inc.
3.500% due 03/18/2020	24		24
Time Warner Telecom Holdings, Inc.
2.660% due 04/17/2020	248		249
TNT Crane & Rigging, Inc.
5.500% due 11/27/2020	75		76
Tomkins LLC
3.750% due 09/29/2016	362		363
Transdigm, Inc.
3.500% due 02/14/2017	496		499
3.750% due 02/28/2020	173		173
TransUnion LLC
3.000% due 03/17/2021	290		291
4.250% due 02/08/2019	594		596
Tribune Co.
4.000% due 12/27/2020	559		559
Tronox Pigments BV
4.500% due 03/19/2020	521		525
Truven Health Analytics, Inc.
4.500% due 06/06/2019	322		320
TWCC Holding Corp.
3.500% due 02/13/2017	725		713
U.S. Airways, Inc.
3.000% due 11/23/2016	75		75
U.S. Renal Care, Inc.
4.250% due 07/03/2019	423		423
United Surgical Partners International, Inc.
4.750% due 04/03/2019	298		300
Univar, Inc.
5.000% due 06/30/2017	40		40
Univision Communications, Inc.
4.000% due 03/01/2020	1,143		1,144
UPC Financing Partnership
3.250% due 06/30/2021	100		100
US Foods, Inc.
4.500% due 03/29/2019	149		150
USI Insurance Services LLC
4.250% due 12/27/2019	347		349
Valeant Pharmaceuticals International, Inc.
3.750% due 02/13/2019	49		49
3.750% due 08/05/2020	1,385		1,399
Vertafore, Inc.
4.250% due 10/03/2019	732		736
Virgin Media Investment Holdings Ltd.
3.500% due 06/08/2020	750		749
VWR Funding, Inc.
3.403% due 04/03/2017	25		25

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
W.R. Grace & Co.
0.500% - 3.000% due 02/03/2021		$150	$	150
Walter Energy, Inc.
7.250% due 04/02/2018		216		209
Walter Investment Management Corp.
4.750% due 12/11/2020		299		298
WaveDivision Holdings LLC
4.000% due 10/15/2019		42		42
Weight Watchers International, Inc.
4.000% due 04/02/2020		198		154
West Corp.
3.250% due 06/30/2018		665		663
Wilsonart International Holdings LLC
4.000% due 10/31/2019		967		966
Windstream Corp.
3.500% due 08/08/2019		249		250
3.500% due 01/23/2020		49		49
WMG Acquisition Corp.
3.750% due 07/01/2020		771		768
WNA Holdings Inc.
4.500% - 5.500% due 06/07/2020		17		17
WTG Holdings Corp.
4.750% due 01/15/2021		200		201
8.500% due 01/15/2022		50		51
Ziggo NV
3.500% due 01/15/2022		750		744
Zuffa LLC
3.750% due 02/25/2020		125		126

Total Bank Loan Obligations (Cost $87,164)				87,317

CORPORATE BONDS & NOTES 2.1%

BANKING & FINANCE 0.1%
SLM Corp.
4.875% due 06/17/2019		100		102

INDUSTRIALS 1.8%
ADT Corp.
4.125% due 06/15/2023		100		90
6.250% due 10/15/2021		100		103
Avis Budget Car Rental LLC
2.986% due 12/01/2017		50		51
Chesapeake Energy Corp.
5.750% due 03/15/2023		175		186
Churchill Downs, Inc.
5.375% due 12/15/2021		25		26
CNH Capital LLC
3.625% due 04/15/2018		100		102
Community Health Systems, Inc.
5.125% due 08/01/2021		25		26
6.875% due 02/01/2022		50		52
Endo Finance LLC
5.750% due 01/15/2022		75		77
Forest Laboratories, Inc.
4.375% due 02/01/2019		75		79
4.875% due 02/15/2021		25		26
INEOS Group Holdings S.A.
5.750% due 02/15/2019	EUR	100		142
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		$25		26
Lamar Media Corp.
5.375% due 01/15/2024		25		26

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
MPH Acquisition Holdings LLC
6.625% due 04/01/2022	$25	$	26
Ply Gem Industries, Inc.
6.500% due 02/01/2022	25		25
Post Holdings, Inc.
6.750% due 12/01/2021	25		26
Regency Energy Partners LP
5.875% due 03/01/2022	25		26
Salix Pharmaceuticals Ltd.
6.000% due 01/15/2021	25		27
SIWF Merger Sub, Inc.
6.250% due 06/01/2021	50		52
United Rentals North America, Inc.
7.625% due 04/15/2022	116		130
Valeant Pharmaceuticals International, Inc.
5.625% due 12/01/2021	25		26
Wise Metals Group LLC
8.750% due 12/15/2018	50		54
Wynn Macau Ltd.
5.250% due 10/15/2021	200		205

			1,609

UTILITIES 0.2%
NRG Energy, Inc.
6.250% due 07/15/2022	100		103
Sprint Corp.
7.125% due 06/15/2024	75		79

			182

Total Corporate Bonds & Notes (Cost $1,847)			1,893

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (a) 0.6%
			524

Total Short-Term Instruments (Cost $524)			524

Total Investments in Securities (Cost $89,535)			89,733

	SHARES
INVESTMENTS IN AFFILIATES 3.3%

SHORT-TERM INSTRUMENTS 3.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.3%
PIMCO Short-Term Floating NAV Portfolio	302,605		3,028

Total Short-Term Instruments (Cost $3,027)			3,028

Total Investments in Affiliates (Cost $3,027)			3,028

Total Investments 101.4% (Cost $92,562)		$	92,761

Financial Derivative Instruments (b)(c) 0.0% (Cost or Premiums, net $0)			1

Other Assets and Liabilities, net (1.4%)			(1,250)

Net Assets 100.0%		$	91,512

158	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$524	Fannie Mae 2.260% due 10/17/2022	$(538)	$524	$524

Total Repurchase Agreements						$(538)	$524	$524

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$524	$0	$0	$0	$524	$(538)	$(14)

Total Borrowings and Other Financing Transactions	$524	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(b) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-21 5-Year Index	5.000%	12/20/2018	$1,000	$81	$1	$2	$0

Total Swap Agreements				$81	$1	$2	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

Cash of $55 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$2	$2	$0	$0	$0	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	159

Schedule of Investments PIMCO Senior Floating Rate Portfolio (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		EUR	100	$		137	$0	$0

BRC	04/2014			50			68	0	(1)

RYL	04/2014	$		207		EUR	150	0	0
	05/2014		EUR	150	$		207	0	0

Total Forward Foreign Currency Contracts								$0	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BRC	$0	$0	$0	$0	$(1)	$0	$0	$(1)	$(1)	$0	$(1)

Total Over the Counter	$0	$0	$0	$0	$(1)	$0	$0	$(1)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$2	$0	$0	$0	$2

	$0	$2	$0	$0	$0	$2

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1

	$0	$0	$0	$1	$0	$1

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$9	$0	$0	$0	$9

	$0	$9	$0	$0	$0	$9

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$0	$1

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1)	$0	$(1)

	$0	$1	$0	$(1)	$0	$0

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

160	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$85,257	$2,060	$87,317
Corporate Bonds & Notes
Banking & Finance	0	102	0	102
Industrials	0	1,608	0	1,608
Utilities	0	182	0	182
Short-Term Instruments
Repurchase Agreements	0	524	0	524
	$0	$87,673	$2,060	$89,733

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,028	$0	$0	$3,028

Total Investments	$3,028	$87,673	$2,060	$92,761

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$2	$0	$2

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1)	$0	$(1)

Totals	$3,028	$87,674	$2,060	$92,762

There were no significant transfers between Level 1 and 2 during the period ended March 31, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2014:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2014 (1)
Investments in Securities, at Value
Bank Loan Obligations	$1,174	$2,828	$(1,761)	$0	$1	$(25)	$667	$(824)	$2,060	$1

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$2,060	Third-Party Vendor	Broker Quote	99.25-102.50

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	161

Schedule of Investments PIMCO Short-Term Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 89.4%

CORPORATE BONDS & NOTES 4.7%

BANKING & FINANCE 3.7%
American International Group, Inc.
5.050% due 10/01/2015	$20,000	$21,271
CNA Financial Corp.
5.850% due 12/15/2014	3,000	3,110
Countrywide Financial Corp.
6.250% due 05/15/2016	5,000	5,487
First Union National Bank of Florida
6.180% due 02/15/2036	600	736
Lehman Brothers Holdings, Inc.
6.200% due 09/26/2014 ^	5,000	1,231
7.000% due 09/27/2027 ^	2,000	480
SLM Corp.
8.000% due 03/25/2020	1,300	1,502
8.450% due 06/15/2018	4,000	4,725

		38,542

INDUSTRIALS 1.0%
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021 (b)	9,053	9,958
UAL Pass-Through Trust
6.636% due 01/02/2024	1,038	1,147

		11,105

Total Corporate Bonds & Notes (Cost $49,244)		49,647

U.S. GOVERNMENT AGENCIES 7.6%
Fannie Mae
0.201% due 12/25/2036	298	292
0.214% due 12/25/2036	15	15
0.274% due 03/25/2034	236	234
0.354% due 05/25/2035	65	64
0.454% due 01/25/2034	48	48
0.504% due 05/25/2042 - 02/25/2044	397	394
0.554% due 08/25/2017 - 12/25/2033	320	321
0.555% due 11/17/2030	44	44
0.556% due 05/18/2032	122	123
0.594% due 05/25/2036	108	108
0.604% due 10/25/2030	87	88
0.605% due 09/17/2027	73	74
0.606% due 10/18/2030	112	113
0.617% due 03/25/2027	153	150
0.631% due 03/25/2027	328	323
0.654% due 08/25/2031 - 01/25/2033	216	219
0.656% due 11/18/2030	66	67
0.704% due 12/25/2021 - 12/25/2030	93	94
0.754% due 04/25/2022 - 12/25/2023	89	90
0.804% due 10/25/2022 - 11/25/2031	183	186
0.854% due 09/25/2022 - 04/25/2032	126	128
0.904% due 05/25/2022	78	79
0.954% due 09/25/2020	42	42
0.984% due 01/25/2022	64	65
1.154% due 12/25/2023 - 04/25/2032	473	485
1.304% due 04/25/2023 - 10/25/2023	170	176

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.332% due 07/01/2042 - 07/01/2044	$1,146	$1,175
1.354% due 05/25/2022 - 01/25/2024	256	263
1.382% due 09/01/2041	58	61
1.532% due 09/01/2040	7	8
1.625% due 07/01/2017	12	12
1.629% due 08/01/2028	252	264
1.650% due 06/01/2033	275	288
1.672% due 10/01/2034	431	451
1.687% due 07/01/2033	271	279
1.688% due 05/01/2034	142	152
1.731% due 05/01/2032	78	82
1.750% due 11/01/2036	184	186
1.762% due 04/01/2028	75	77
1.780% due 07/01/2035	439	444
1.786% due 06/01/2035	102	107
1.787% due 04/01/2033 - 09/01/2033	263	281
1.790% due 10/01/2032 - 12/01/2032	116	123
1.792% due 09/01/2033	283	303
1.810% due 05/01/2035	148	154
1.825% due 01/01/2033	32	33
1.827% due 12/01/2032 - 07/01/2036	229	238
1.834% due 01/01/2035	19	20
1.840% due 06/01/2020 - 05/01/2034	226	232
1.865% due 11/01/2033	318	331
1.870% due 10/01/2035 - 07/01/2036	595	618
1.876% due 02/01/2037	74	79
1.893% due 03/01/2034	317	331
1.897% due 06/01/2034 - 09/01/2034	175	183
1.899% due 01/01/2035	248	260
1.900% due 09/01/2033	417	427
1.915% due 01/01/2034 - 02/01/2035	499	524
1.916% due 01/01/2035	99	105
1.925% due 09/01/2033	133	139
1.928% due 07/01/2034	218	232
1.940% due 07/01/2035	129	136
1.963% due 07/01/2034	620	663
1.968% due 04/25/2023	19	20
1.980% due 02/01/2035	73	78
1.984% due 11/01/2035	80	84
1.995% due 01/01/2033	137	145
2.004% due 11/01/2022	9	9
2.009% due 10/01/2024	19	19
2.011% due 12/01/2034	45	47
2.020% due 07/01/2033	263	278
2.025% due 05/01/2030	23	23
2.034% due 07/01/2027 - 11/01/2040	72	74
2.035% due 08/01/2035	161	171
2.040% due 08/01/2033	18	18
2.041% due 11/01/2035	107	113
2.044% due 07/01/2037	139	145
2.070% due 04/01/2034	51	52
2.094% due 04/01/2035	33	35
2.100% due 03/25/2022	10	10
2.107% due 09/01/2033	326	347
2.110% due 07/01/2033 - 11/01/2035	346	366
2.120% due 02/01/2035 - 05/01/2035	440	461

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.125% due 08/01/2032 - 08/01/2034	$407	$422
2.138% due 11/01/2034	40	43
2.146% due 11/01/2032	41	44
2.150% due 01/01/2034	6	6
2.160% due 02/01/2035	104	110
2.170% due 04/01/2034	182	185
2.173% due 12/01/2035	7	8
2.183% due 03/01/2033	97	102
2.189% due 11/01/2034	344	364
2.193% due 02/01/2032	51	54
2.198% due 02/01/2034	358	377
2.199% due 12/01/2034	119	126
2.200% due 07/01/2019 - 10/25/2021	34	34
2.202% due 04/01/2034	67	70
2.213% due 07/01/2022 - 08/01/2032	290	308
2.217% due 01/01/2037	11	12
2.219% due 09/01/2033	82	86
2.227% due 01/01/2035	139	148
2.233% due 01/01/2033	34	36
2.240% due 06/01/2027	14	15
2.243% due 02/01/2034	208	221
2.250% due 06/01/2019 - 03/01/2036	339	356
2.252% due 12/01/2036	290	308
2.253% due 07/01/2029 - 03/01/2035	469	498
2.257% due 04/01/2040	639	683
2.260% due 11/01/2043	124	125
2.269% due 01/01/2033	17	18
2.272% due 04/01/2035	52	54
2.274% due 08/01/2033	5	5
2.275% due 03/01/2035	130	131
2.277% due 08/01/2035	342	367
2.278% due 01/01/2034	71	75
2.281% due 07/01/2034	194	209
2.286% due 04/01/2037	95	102
2.296% due 04/01/2033	26	27
2.300% due 03/01/2035 - 01/01/2036	487	518
2.307% due 11/01/2031	29	30
2.311% due 01/01/2036	10	11
2.313% due 03/01/2033	18	19
2.314% due 07/01/2033	17	18
2.315% due 08/01/2046	478	510
2.320% due 11/01/2033 - 07/01/2037	984	1,045
2.321% due 03/01/2034	24	24
2.330% due 08/01/2033 - 10/01/2033	708	743
2.335% due 04/01/2035 - 09/01/2035	359	383
2.340% due 09/01/2034	161	168
2.343% due 11/01/2033	397	421
2.344% due 06/01/2030 - 02/01/2035	70	73
2.347% due 07/01/2035	133	142
2.349% due 02/01/2034	143	152
2.350% due 07/01/2034	77	82
2.354% due 06/01/2035	35	38
2.355% due 01/01/2033	5	5
2.362% due 12/01/2035	54	58
2.363% due 02/01/2034 - 10/01/2035	132	140
2.364% due 04/01/2033	3	3
2.368% due 07/01/2035	5	5

162	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.370% due 04/01/2036	$217	$220
2.375% due 12/01/2033 - 02/01/2036	1,413	1,494
2.379% due 05/01/2033	21	22
2.381% due 10/01/2033	101	107
2.384% due 05/01/2036	167	178
2.390% due 07/01/2026	358	368
2.397% due 05/01/2036	302	321
2.400% due 09/01/2032 - 01/01/2033	136	141
2.401% due 03/01/2033	134	142
2.406% due 10/01/2033	207	222
2.414% due 11/01/2033	230	244
2.420% due 11/01/2034 - 12/01/2035	169	175
2.424% due 07/01/2035	28	30
2.428% due 11/01/2034	52	55
2.435% due 11/01/2024 - 05/01/2037	567	581
2.440% due 05/01/2035	118	126
2.455% due 04/01/2033	92	100
2.464% due 01/01/2036	28	30
2.470% due 06/01/2034	318	333
2.475% due 12/01/2036	25	26
2.480% due 12/01/2035	239	251
2.481% due 12/01/2035	57	61
2.485% due 11/01/2034	38	40
2.490% due 08/01/2034 - 10/01/2043	490	523
2.492% due 09/01/2029	216	230
2.500% due 01/01/2019 - 07/01/2035	181	187
2.501% due 08/01/2035	107	114
2.502% due 12/01/2032	172	176
2.507% due 09/01/2036	6	6
2.508% due 06/01/2030	2	2
2.518% due 09/01/2035	688	697
2.519% due 04/01/2036	8	9
2.525% due 08/01/2033	668	714
2.529% due 03/01/2035	276	296
2.530% due 07/01/2017 - 03/01/2034	643	667
2.534% due 04/01/2035	120	128
2.537% due 04/01/2036	119	122
2.545% due 07/01/2036	83	84
2.578% due 04/01/2035	5	6
2.580% due 03/01/2036	171	172
2.590% due 09/01/2018	11	12
2.609% due 06/01/2036	206	222
2.625% due 03/01/2034 - 06/01/2034	247	253
2.633% due 12/01/2030	5	5
2.679% due 12/01/2018	8	8
2.749% due 07/01/2019	9	9
2.765% due 09/01/2017	9	8
2.775% due 04/01/2018	1	1
2.778% due 04/01/2035	62	65
2.790% due 04/01/2033	276	293
3.000% due 12/01/2018	7	7
3.035% due 05/01/2036	539	560
3.053% due 08/25/2042	58	60
3.054% due 03/01/2030	792	833
3.075% due 01/01/2018	7	7
3.113% due 09/01/2035	414	438
3.310% due 02/25/2032	126	130
3.312% due 05/01/2036	157	164
3.365% due 08/01/2024	8	9
3.366% due 07/01/2019	5	5

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.400% due 06/01/2021	$19	$19
3.809% due 05/01/2036	165	173
4.000% due 08/25/2018	18	18
4.500% due 09/25/2018	38	41
4.605% due 08/01/2036	183	195
4.717% due 06/01/2037	117	123
5.000% due 09/25/2016	28	28
5.230% due 11/01/2014	2	2
5.240% due 03/01/2038	103	108
5.500% due 03/25/2017 - 08/25/2020	47	48
5.658% due 08/01/2037	662	702
5.942% due 12/25/2042	221	249
6.000% due 02/25/2017 - 08/25/2044	151	166
6.250% due 05/25/2042	50	56
6.267% due 11/01/2047	549	563
6.420% due 09/01/2024	673	726
6.500% due 07/25/2021 - 01/25/2044	1,278	1,443
6.700% due 10/01/2047	123	127
6.750% due 02/01/2015	1	1
7.000% due 10/01/2015 - 02/25/2044	210	237
7.500% due 05/01/2028 - 05/25/2042	66	73
8.000% due 08/25/2022 - 10/01/2026	191	214
9.000% due 03/25/2020 - 01/01/2026	123	133
9.500% due 07/01/2021	16	16
Federal Housing Administration
7.430% due 01/01/2021 - 06/25/2021	207	202
Freddie Mac
0.414% due 08/25/2031	862	843
0.434% due 09/25/2031	510	477
0.455% due 03/15/2036	11	11
0.504% due 06/25/2029	132	119
0.505% due 10/15/2028 - 03/15/2029	212	213
0.554% due 05/25/2043	1,657	1,660
0.555% due 07/15/2026 - 01/15/2033	324	327
0.605% due 03/15/2024 - 08/15/2029	328	329
0.655% due 05/15/2023 - 01/15/2032	375	379
0.705% due 08/15/2029 - 03/15/2032	315	320
0.755% due 08/15/2022 - 12/15/2031	462	468
0.855% due 04/15/2022	38	38
1.332% due 10/25/2044 - 02/25/2045	1,329	1,342
1.532% due 07/25/2044	6,062	6,141
1.868% due 12/01/2035	82	87
1.929% due 08/01/2015	4	4
1.979% due 03/01/2035	90	96
2.034% due 02/01/2019	41	42
2.040% due 09/01/2034 - 01/01/2037	229	231
2.100% due 08/01/2033	49	52
2.165% due 11/01/2035	6	6
2.174% due 04/01/2036	425	429
2.200% due 10/01/2027	21	21
2.213% due 01/01/2030	89	93
2.230% due 11/01/2036	721	728

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.250% due 11/01/2029 - 02/01/2037	$123	$129
2.266% due 03/01/2030	87	88
2.290% due 09/01/2035 - 07/01/2036	872	911
2.325% due 07/01/2033	45	46
2.330% due 12/01/2036	132	141
2.335% due 02/01/2035	98	105
2.350% due 09/01/2030 - 05/01/2035	781	811
2.352% due 08/01/2035	254	270
2.370% due 01/01/2036 - 02/01/2036	166	175
2.374% due 03/01/2032	199	210
2.375% due 04/01/2032 - 11/01/2036	1,080	1,127
2.386% due 01/01/2030	198	213
2.395% due 08/01/2036	106	108
2.402% due 08/01/2035	11	11
2.403% due 09/01/2035	32	34
2.405% due 09/01/2034 - 11/01/2036	527	566
2.418% due 08/01/2035	451	481
2.432% due 03/01/2036	481	509
2.439% due 01/01/2034	1,207	1,273
2.457% due 09/01/2034	174	177
2.458% due 01/01/2035	25	27
2.461% due 06/01/2035	6	6
2.466% due 01/01/2036	22	23
2.473% due 09/01/2034	55	58
2.480% due 09/01/2035	114	116
2.483% due 12/01/2034	27	29
2.485% due 07/01/2036	2	2
2.491% due 06/01/2036	357	368
2.492% due 09/01/2035 - 02/01/2036	87	93
2.493% due 09/01/2035	163	174
2.498% due 02/01/2036	14	15
2.505% due 01/01/2035	88	88
2.506% due 07/01/2035	224	240
2.511% due 05/01/2035	305	325
2.512% due 04/01/2034	15	16
2.513% due 11/01/2034 - 07/01/2035	324	336
2.515% due 12/01/2035	152	162
2.571% due 11/01/2024	41	41
2.593% due 12/01/2024	195	196
2.610% due 02/01/2036	35	37
2.620% due 06/01/2035	30	32
2.628% due 08/01/2023	15	16
2.635% due 03/01/2035	253	256
2.653% due 02/01/2035	724	774
2.655% due 03/01/2036	439	444
2.661% due 04/01/2035 - 01/01/2037	150	152
2.667% due 10/01/2035	423	453
2.670% due 04/01/2036	35	37
2.712% due 03/01/2035	158	168
2.735% due 12/01/2034	22	23
2.922% due 01/01/2027	363	384
2.968% due 07/01/2019	3	4
3.500% due 03/15/2018	4	4
3.557% due 04/01/2030	723	770
4.097% due 09/01/2030	431	457
4.500% due 03/15/2021 - 04/15/2032	311	335
5.118% due 10/01/2034	2	3
5.159% due 08/01/2035	74	78

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	163

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.496% due 08/01/2037	$536	$563
5.500% due 05/15/2017 - 10/15/2032	46	50
5.666% due 03/01/2036	19	20
5.951% due 09/01/2037	690	707
6.000% due 09/15/2016 - 05/01/2035	178	194
6.052% due 07/01/2037	597	620
6.105% due 09/01/2036	694	716
6.250% due 12/15/2023	14	15
6.721% due 09/01/2037	579	592
7.000% due 06/01/2017 - 07/15/2027	141	160
8.500% due 11/15/2021	160	181
Ginnie Mae
0.355% due 01/16/2031	34	35
0.507% due 06/20/2032	59	59
0.555% due 03/16/2029 - 02/16/2032	177	178
0.557% due 04/20/2031	229	231
0.605% due 03/16/2031	74	75
0.655% due 04/16/2030 - 04/16/2032	131	132
1.625% due 07/20/2026 - 04/20/2033	2,303	2,396
2.000% due 02/20/2025	15	16

Total U.S. Government Agencies (Cost $77,334)		79,770

MORTGAGE-BACKED SECURITIES 60.4%
Adjustable Rate Mortgage Trust
0.404% due 10/25/2035	27	25
0.894% due 02/25/2035	441	441
2.371% due 01/25/2035	2,272	2,275
2.446% due 01/25/2035	995	997
2.685% due 03/25/2035	89	84
2.728% due 11/25/2035 ^	526	451
American Home Mortgage Investment Trust
1.830% due 09/25/2045	1,111	1,046
1.955% due 09/25/2035	13,963	14,005
2.173% due 10/25/2034	377	376
2.330% due 02/25/2045	1,282	1,291
BAMLL Re-REMIC Trust
5.383% due 11/15/2016	1,170	1,224
Banc of America Alternative Loan Trust
6.000% due 04/25/2036	696	722
Banc of America Commercial Mortgage Trust
5.356% due 10/10/2045	2,650	2,823
5.361% due 02/10/2051	6,985	7,702
5.611% due 04/10/2049	290	294
Banc of America Funding Corp.
2.580% due 11/20/2034	3,338	3,192
2.656% due 03/20/2035	70	70
2.745% due 11/20/2035 ^	331	293
Banc of America Mortgage Trust
2.713% due 02/25/2034	1,048	1,058
2.746% due 11/25/2034	44	44
2.758% due 10/25/2034	48	48
2.773% due 09/25/2033	7,152	7,174
2.777% due 09/25/2033	319	315
2.817% due 04/25/2034	254	255
2.821% due 01/25/2034	165	166
2.842% due 11/25/2033	190	191
2.875% due 05/25/2033	781	783
2.938% due 01/25/2035	169	170
2.977% due 02/25/2033	259	259
5.000% due 12/25/2018	28	29

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.017% due 10/25/2035	$258	$253
6.500% due 09/25/2033	416	431
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.182% due 09/10/2047	8,000	8,449
BCAP LLC Trust
0.274% due 07/26/2036	1,570	1,562
0.345% due 12/21/2046	635	634
0.364% due 02/26/2036	7,883	7,549
2.051% due 12/26/2036	3,696	3,649
2.255% due 07/26/2037	1,085	1,087
2.324% due 02/26/2037	1,025	1,029
2.428% due 11/26/2035	6,545	6,512
2.451% due 05/26/2036	1,383	1,385
2.464% due 03/26/2037	1,358	1,370
2.535% due 11/26/2035	161	161
2.550% due 10/26/2035	3,360	3,194
2.596% due 05/26/2037	1,196	1,137
2.609% due 07/26/2036	2,177	2,169
2.612% due 07/26/2036	784	788
2.612% due 10/26/2036	1,528	1,523
2.629% due 02/26/2036	11,018	11,046
2.649% due 10/26/2035	1,747	1,760
2.723% due 04/26/2037	913	917
2.764% due 04/26/2037	4,362	4,379
2.765% due 07/26/2037	369	370
2.778% due 05/20/2035	3,125	3,102
2.976% due 05/26/2047	3,097	3,093
3.674% due 05/26/2037	2,086	2,086
4.304% due 06/26/2037	908	904
4.730% due 07/26/2037	1,388	1,431
4.766% due 07/26/2037	14	14
5.054% due 06/26/2047	92	92
5.250% due 06/26/2035	4,382	4,610
5.500% due 12/26/2035	3,177	3,202
5.500% due 02/26/2036	3,863	4,005
6.000% due 08/26/2037	2,230	2,280
6.500% due 02/26/2036	6,460	6,475
BCRR Trust
5.819% due 08/17/2045	7,794	8,514
Bear Stearns Adjustable Rate Mortgage Trust
2.147% due 10/25/2033	2	2
2.234% due 04/25/2033	33	33
2.363% due 02/25/2033	11	11
2.430% due 10/25/2035	2,756	2,714
2.456% due 08/25/2033	3,507	3,530
2.467% due 10/25/2033	44	44
2.504% due 04/25/2033	245	250
2.557% due 01/25/2035	129	127
2.560% due 03/25/2035	1,723	1,751
2.579% due 08/25/2033	381	391
2.652% due 11/25/2034	1,772	1,786
2.654% due 10/25/2035	1,248	1,252
2.657% due 10/25/2034	3,644	3,328
2.667% due 02/25/2033	12	11
2.670% due 02/25/2034	1,064	1,016
2.686% due 02/25/2034	184	183
2.687% due 01/25/2035	147	149
2.716% due 05/25/2033	1	1
2.730% due 05/25/2034	2,194	2,128
2.737% due 01/25/2034	301	306
2.781% due 01/25/2034	857	863
2.793% due 10/25/2034	81	81
2.836% due 01/25/2035	4,107	4,136
3.069% due 07/25/2034	120	121
3.089% due 12/25/2035	633	639
Bear Stearns Alt-A Trust
0.314% due 02/25/2034	892	854

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.494% due 08/25/2036	$15	$11
2.601% due 11/25/2036	605	426
2.674% due 05/25/2035	128	123
Bear Stearns Commercial Mortgage Securities Trust
8.286% due 10/15/2032	3,834	3,964
Chase Mortgage Finance Trust
2.527% due 12/25/2035 ^	126	118
2.541% due 12/25/2035	203	182
2.681% due 02/25/2037	2,621	2,451
2.706% due 02/25/2037	5,752	5,729
Citicorp Mortgage Securities, Inc.
5.000% due 02/25/2035	15	15
Citigroup Mortgage Loan Trust, Inc.
0.954% due 08/25/2035	664	544
1.940% due 09/25/2035	5,101	5,132
2.165% due 08/25/2034	13	13
2.290% due 09/25/2035	9,862	9,792
2.500% due 11/25/2035	866	856
2.540% due 05/25/2035	322	316
2.623% due 03/25/2034	89	88
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	343	293
Cobalt Commercial Mortgage Trust
5.484% due 04/15/2047	675	742
Countrywide Alternative Loan Trust
0.354% due 06/25/2037	3,019	2,596
0.554% due 03/25/2034	70	69
1.614% due 08/25/2035	5,621	5,349
2.706% due 06/25/2037	1,111	202
4.886% due 10/25/2035 ^	235	196
Countrywide Home Loan Mortgage Pass-Through Trust
0.504% due 08/25/2035	339	273
0.694% due 02/25/2035	399	377
2.376% due 02/20/2036	78	62
2.498% due 11/25/2034	5,140	4,812
2.518% due 04/20/2035	2,913	2,978
2.560% due 08/25/2034	2,779	2,626
2.561% due 12/25/2033	285	288
2.581% due 06/20/2035	444	425
2.640% due 08/25/2034	3,778	3,658
2.675% due 11/19/2033	101	99
2.741% due 11/19/2033	26	25
2.900% due 08/25/2033	349	324
4.500% due 10/25/2018	23	24
5.500% due 10/25/2035	606	588
5.500% due 11/25/2035	572	561
Credit Suisse Commercial Mortgage Trust
5.311% due 12/15/2039	10,000	10,846
5.383% due 02/15/2040	749	808
5.467% due 09/15/2039	10,574	11,474
5.792% due 06/15/2038	8,526	9,199
Credit Suisse First Boston Mortgage Securities Corp.
0.375% due 02/15/2022	13,000	12,953
1.928% due 07/25/2033	103	100
2.248% due 03/25/2034	54	54
2.312% due 07/25/2033	641	648
2.372% due 10/25/2033	1,270	1,302
2.484% due 11/25/2032	26	25
2.505% due 01/25/2034	1,746	1,723
2.779% due 11/25/2034	2,232	2,266
5.500% due 08/25/2034	5	5
6.500% due 04/25/2033	101	103
Credit Suisse Mortgage Capital Certificates
0.335% due 04/15/2022	4,481	4,445
0.385% due 10/15/2021	1,888	1,876
4.730% due 07/26/2037	12,176	12,397
5.695% due 09/15/2040	100	109
7.000% due 08/26/2036	1,239	1,256

164	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DBRR Trust
0.853% due 02/25/2045	$17,180	$17,103
Deutsche ALT-A Securities, Inc.
5.000% due 10/25/2018	165	171
5.250% due 06/25/2035	412	410
Deutsche ALT-B Securities, Inc.
0.254% due 10/25/2036 ^	13	8
First Horizon Alternative Mortgage Securities
2.188% due 08/25/2034	902	889
2.236% due 09/25/2035	108	95
2.250% due 07/25/2035	353	295
First Horizon Mortgage Pass-Through Trust
0.424% due 02/25/2035	263	239
0.631% due 02/25/2035	1,171	1,089
2.573% due 08/25/2035	3,567	3,444
2.592% due 04/25/2035	1,167	1,146
First Republic Bank Mortgage Pass-Through Certificates
0.634% due 06/25/2030	268	268
First Republic Mortgage Loan Trust
0.505% due 11/15/2031	270	252
0.555% due 11/15/2032	369	356
GMAC Commercial Mortgage Securities, Inc.
6.481% due 09/15/2033	7,500	7,953
GMAC Mortgage Corp. Loan Trust
2.925% due 11/19/2035	465	446
GSR Mortgage Loan Trust
0.344% due 08/25/2046	1,050	1,023
0.504% due 01/25/2034	572	550
1.860% due 03/25/2033	30	30
2.299% due 06/25/2034	307	308
2.451% due 06/25/2034	37	37
2.661% due 09/25/2034	8,647	8,143
2.669% due 08/25/2034	238	233
2.744% due 05/25/2035	276	256
6.000% due 03/25/2032	14	15
HarborView Mortgage Loan Trust
0.346% due 02/19/2046	1,543	1,371
0.376% due 05/19/2035	93	81
2.125% due 08/19/2034	2,766	2,755
2.414% due 06/19/2034	5,698	5,719
2.492% due 05/19/2033	1,008	1,018
Impac CMB Trust
0.674% due 04/25/2035	2,120	1,926
0.794% due 08/25/2035	2,978	2,631
IndyMac Adjustable Rate Mortgage Trust
1.751% due 01/25/2032	57	55
IndyMac Mortgage Loan Trust
0.344% due 09/25/2046	738	634
0.934% due 05/25/2034	224	206
JPMorgan Alternative Loan Trust
5.500% due 11/25/2036 ^	33	33
JPMorgan Chase Commercial Mortgage Securities Trust
5.335% due 08/12/2037	8,797	9,070
5.698% due 02/12/2049	8,855	9,860
JPMorgan Mortgage Trust
1.990% due 11/25/2033	49	49
2.254% due 12/25/2034	2,230	2,248
2.258% due 07/25/2035	18,282	18,134
2.338% due 12/25/2034	71	73
2.428% due 11/25/2035	575	544
2.435% due 09/25/2034	4	4
2.546% due 11/25/2033	99	100
2.604% due 10/25/2035	897	896
2.663% due 07/25/2035	1,194	1,095
2.755% due 07/25/2035	1,194	1,196
2.895% due 04/25/2035	79	82

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.115% due 04/25/2035	$798	$819
3.319% due 02/25/2035	2,105	2,179
5.219% due 07/25/2035	100	104
MASTR Adjustable Rate Mortgages Trust
2.250% due 02/25/2034	414	404
2.510% due 09/25/2033	999	995
2.562% due 08/25/2034	5,339	5,279
2.633% due 01/25/2036	379	372
2.649% due 11/21/2034	3,074	3,160
2.668% due 07/25/2034	3,398	3,365
2.754% due 08/25/2034	1,576	1,587
4.430% due 01/25/2034	71	70
MASTR Asset Securitization Trust
5.500% due 09/25/2033	1,337	1,396
Merrill Lynch Floating Trust
0.692% due 07/09/2021	3,373	3,370
Merrill Lynch Mortgage Investors Trust
0.774% due 08/25/2028	164	167
0.814% due 06/25/2028	446	428
1.151% due 03/25/2028	902	905
2.124% due 04/25/2029	1,680	1,665
2.127% due 04/25/2035	1,680	1,634
2.146% due 12/25/2034	380	395
2.247% due 02/25/2034	108	103
2.457% due 06/25/2035	1,365	1,342
2.479% due 02/25/2035	406	405
2.575% due 09/25/2033	29	29
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	989	1,072
5.485% due 03/12/2051	500	551
Morgan Stanley Capital Trust
5.252% due 09/15/2047	1,000	1,113
Morgan Stanley Mortgage Loan Trust
0.424% due 09/25/2035	6,703	6,597
2.375% due 02/25/2034	8	8
Nomura Asset Acceptance Corp.
0.934% due 10/25/2034	12	12
2.499% due 10/25/2035	86	78
3.216% due 05/25/2035	157	159
Opteum Mortgage Acceptance Corp. Trust
0.434% due 11/25/2035	281	282
Prime Mortgage Trust
0.554% due 02/25/2034	102	97
5.000% due 08/25/2034	172	177
6.000% due 02/25/2034	43	45
Provident Funding Mortgage Loan Trust
2.604% due 05/25/2035	101	101
RBSSP Resecuritization Trust
0.474% due 08/26/2045	598	547
Residential Accredit Loans, Inc. Trust
0.554% due 01/25/2033	258	253
0.584% due 02/25/2033	350	341
3.130% due 04/25/2035 ^	7	1
5.500% due 08/25/2034	33	33
Residential Asset Mortgage Products Trust
6.500% due 12/25/2031	97	98
7.500% due 12/25/2031	828	859
Residential Asset Securitization Trust
3.750% due 10/25/2018	9	9
5.250% due 04/25/2034	314	328
Residential Funding Mortgage Securities, Inc. Trust
3.800% due 02/25/2036 ^	304	268
6.500% due 03/25/2032	27	28
Royal Bank of Scotland Capital Funding Trust
5.420% due 01/16/2049	553	590
6.068% due 09/17/2039	10,892	11,958

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sequoia Mortgage Trust
0.580% due 03/20/2035	$739	$654
0.879% due 05/20/2034	2,995	2,869
0.917% due 04/20/2033	106	106
0.957% due 10/20/2027	383	375
1.896% due 07/20/2034	75	76
Silver Oak Ltd.
1.684% due 06/21/2018	19,000	19,296
Structured Adjustable Rate Mortgage Loan Trust
0.394% due 03/25/2035	249	209
0.454% due 09/25/2034	308	202
0.594% due 08/25/2035	1,650	1,525
2.373% due 03/25/2034	102	102
2.416% due 09/25/2034	9,030	8,993
2.434% due 06/25/2034	1,833	1,863
2.451% due 07/25/2034	1,093	1,091
2.470% due 08/25/2034	3,066	3,028
2.481% due 08/25/2034	1,951	1,947
2.502% due 03/25/2034	441	440
Structured Asset Mortgage Investments Trust
0.836% due 11/19/2033	128	122
0.836% due 05/19/2035	541	523
0.856% due 03/19/2034	284	281
0.996% due 02/19/2033	585	562
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1.829% due 05/25/2032	35	35
2.125% due 07/25/2032	20	20
2.352% due 06/25/2033	5,570	5,582
2.369% due 03/25/2033	450	447
2.418% due 09/25/2033	182	179
2.475% due 11/25/2033	153	153
Thornburg Mortgage Securities Trust
2.248% due 04/25/2045	417	421
WaMu Mortgage Pass-Through Certificates
0.374% due 08/25/2046 ^	825	104
0.384% due 04/25/2045	7,057	6,627
0.414% due 11/25/2045	10,375	9,628
0.424% due 07/25/2045	4,012	3,742
0.424% due 12/25/2045	5,427	5,088
0.444% due 07/25/2045	13,811	12,915
0.444% due 10/25/2045	6,908	6,401
0.444% due 12/25/2045	5,739	5,320
0.464% due 01/25/2045	7,294	7,077
0.474% due 08/25/2045	499	467
0.514% due 11/25/2034	5,046	4,859
0.554% due 01/25/2045	2,884	2,709
0.608% due 07/25/2044	1,104	1,033
0.678% due 10/25/2044	685	661
1.129% due 08/25/2046	144	125
1.331% due 11/25/2042	305	295
1.531% due 08/25/2042	30	29
1.531% due 04/25/2044	1,620	1,584
2.284% due 08/25/2046	3,258	2,972
2.284% due 09/25/2046	8,339	7,941
2.284% due 11/25/2046	2,481	2,373
2.324% due 02/25/2037 ^	647	547
2.354% due 10/25/2035	2,987	704
2.408% due 03/25/2034	1,981	1,997
2.410% due 08/25/2033	1,738	1,192
2.420% due 09/25/2035	1,000	927
2.427% due 10/25/2033	690	703
Washington Mutual MSC Mortgage Pass-Through Certificates
1.955% due 02/25/2031	1	1
2.066% due 02/25/2033	29	29
2.225% due 02/25/2033	59	59
2.333% due 11/25/2030	233	228

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	165

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.391% due 06/25/2033	$68	$70
2.407% due 01/25/2035	3,440	3,448
7.000% due 03/25/2034	147	156
Wells Fargo Mortgage-Backed Securities Trust
0.654% due 07/25/2037	636	538
2.483% due 12/25/2033	185	186
2.490% due 09/25/2033	41	42
2.491% due 01/25/2034	167	170
2.505% due 10/25/2033	66	67
2.514% due 01/25/2034	218	219
2.612% due 12/25/2034	639	656
2.614% due 06/25/2035	2,250	2,285
2.614% due 03/25/2036	3,414	3,447
2.615% due 09/25/2034	401	415
2.615% due 01/25/2035	1,198	1,205
2.615% due 04/25/2035	495	504
2.616% due 02/25/2034	860	879
2.618% due 12/25/2033	279	280
2.618% due 09/25/2034	1,361	1,399
2.624% due 04/25/2036 ^	35	34
2.624% due 04/25/2036	4,207	4,192
2.634% due 06/25/2035	132	133
2.644% due 08/25/2033	697	717
4.500% due 05/25/2034	21	21
4.692% due 06/25/2034	164	166
4.817% due 05/25/2034	7	7
5.173% due 10/25/2035	195	195
5.346% due 08/25/2035	81	85
6.000% due 09/25/2036	140	137
Wells Fargo Re-REMIC Trust
5.750% due 05/16/2017	9,000	10,043

Total Mortgage-Backed Securities (Cost $621,796)		634,039

ASSET-BACKED SECURITIES 16.5%
Accredited Mortgage Loan Trust
0.914% due 01/25/2034	229	188
ACE Securities Corp. Home Equity Loan Trust
2.779% due 06/25/2033 ^	1,129	1,126
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.504% due 02/25/2033	1,266	1,204
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.189% due 01/25/2034	634	612
Asset-Backed Funding Certificates Trust
0.774% due 04/25/2034	10,734	10,476
Babson CLO Ltd.
0.487% due 07/20/2019	3,380	3,380
Bear Stearns Asset-Backed Securities Trust
0.224% due 12/25/2036	8	8
0.564% due 12/25/2035	1,366	1,339
1.154% due 11/25/2042	416	397
2.958% due 10/25/2036	2,502	2,453
3.006% due 10/25/2036	3,474	2,737
Bear Stearns Second Lien Trust
1.354% due 12/25/2036	21,100	15,864
BlueMountain CLO Ltd.
0.473% due 11/15/2017	290	290
Callidus Debt Partners CLO Fund Ltd.
0.498% due 04/17/2020	2,965	2,962
Capital Trust Re CDO Ltd.
5.160% due 06/25/2035	83	83
5.267% due 06/25/2035	4,500	4,545
Carrington Mortgage Loan Trust
0.334% due 02/25/2036	215	204
0.354% due 06/25/2037	1,353	1,327

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
0.604% due 07/25/2044	$128	$127
Conseco Finance Securitizations Corp.
6.030% due 03/01/2033	625	642
Conseco Financial Corp.
6.240% due 12/01/2028	338	349
Countrywide Asset-Backed Certificates
0.254% due 05/25/2047	1,705	1,675
0.414% due 05/25/2036	1,153	1,152
0.614% due 09/25/2034	190	188
Credit Suisse First Boston Mortgage Securities Corp.
0.854% due 07/25/2032	1	1
0.954% due 05/25/2043	2,877	2,713
Credit-Based Asset Servicing and Securitization LLC
6.280% due 05/25/2035	815	821
EFS Volunteer LLC
1.036% due 07/26/2027	2,095	2,116
EMC Mortgage Loan Trust
0.854% due 04/25/2042	337	337
EquiFirst Mortgage Loan Trust
0.905% due 09/25/2033	231	222
FBR Securitization Trust
0.914% due 09/25/2035	180	178
Goldman Sachs Asset Management CLO PLC
0.458% due 08/01/2022	4,633	4,556
GSRPM Mortgage Loan Trust
0.664% due 03/25/2035	7,264	7,083
Home Equity Asset Trust
0.754% due 11/25/2032	8	7
Home Equity Mortgage Loan Asset-Backed Trust
0.604% due 08/25/2035	1,100	1,082
0.674% due 10/25/2035	1,600	910
6.372% due 05/25/2033	850	862
Home Equity Mortgage Trust
5.821% due 04/25/2035	941	942
HSBC Home Equity Loan Trust
0.337% due 01/20/2036	1,527	1,504
0.417% due 01/20/2035	12,790	12,746
HSI Asset Securitization Corp. Trust
0.204% due 10/25/2036	11	6
Inwood Park CDO Ltd.
0.462% due 01/20/2021	4,320	4,298
Irwin Whole Loan Home Equity Trust
0.694% due 07/25/2032	77	71
JPMorgan Mortgage Acquisition Trust
0.584% due 12/25/2035	16,793	15,341
Lehman XS Trust
0.304% due 04/25/2037 ^	6,441	4,668
Long Beach Mortgage Loan Trust
0.624% due 08/25/2035	1,654	1,611
0.714% due 10/25/2034	940	858
0.854% due 03/25/2032	64	58
1.009% due 07/25/2034	1,099	1,062
Loomis Sayles CLO Ltd.
0.469% due 10/26/2020	886	883
Merrill Lynch Mortgage Investors Trust
0.514% due 09/25/2036	309	291
Morgan Stanley ABS Capital, Inc. Trust
0.614% due 06/25/2034	244	243
1.354% due 06/25/2033	2,640	2,563
Morgan Stanley Dean Witter Capital, Inc. Trust
1.504% due 02/25/2033	289	275
Morgan Stanley Mortgage Loan Trust
0.224% due 01/25/2047	535	533
Nationstar NIM Ltd.
8.000% due 06/25/2037	24	0

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nelnet Student Loan Trust
0.359% due 04/25/2031	$2,000	$1,932
New Century Home Equity Loan Trust
0.414% due 06/25/2035	830	830
Newcastle Investment Trust
2.450% due 12/10/2033	3,746	3,785
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.414% due 07/25/2035	67	67
Option One Mortgage Loan Trust Asset-Backed Certificates
0.794% due 07/25/2033	230	214
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.264% due 12/25/2034	5,000	4,949
Primus CLO Ltd.
0.471% due 07/15/2021	9,561	9,309
Renaissance Home Equity Loan Trust
0.854% due 08/25/2032	10	9
1.254% due 09/25/2037	4,529	2,600
Residential Asset Mortgage Products Trust
8.500% due 12/25/2031	1,739	1,657
Residential Asset Securities Corp. Trust
5.120% due 12/25/2033	636	590
SACO, Inc.
0.714% due 11/25/2035	619	616
0.914% due 11/25/2035	118	118
Saxon Asset Securities Trust
8.158% due 12/25/2032	854	857
SLM Student Loan Trust
0.413% due 03/15/2024	5,886	5,808
0.639% due 04/25/2023	3,603	3,600
1.080% due 03/15/2028	8,100	8,102
1.739% due 04/25/2023	4,553	4,702
2.350% due 04/15/2039	114	114
Soundview Home Loan Trust
1.456% due 11/25/2033	216	215
Specialty Underwriting & Residential Finance Trust
0.834% due 01/25/2034	50	44
Structured Asset Securities Corp.
0.804% due 05/25/2034	65	65
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.734% due 01/25/2033	397	366
Trapeza CDO Ltd.
1.004% due 11/16/2034	1,000	710
Truman Capital Mortgage Loan Trust
0.904% due 12/25/2032	410	392
WMC Mortgage Loan Pass-Through Certificates
0.835% due 05/15/2030	102	98

Total Asset-Backed Securities (Cost $178,826)		173,918

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (a) 0.1%
		727

U.S. TREASURY BILLS 0.1%
0.058% due 08/14/2014 (d)	543	543

Total Short-Term Instruments (Cost $1,270)		1,270

Total Investments in Securities (Cost $928,470)		938,644

166	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 10.5%

SHORT-TERM INSTRUMENTS 10.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.5%
PIMCO Short-Term Floating NAV Portfolio	11,002,206	$110,077

Total Short-Term Instruments (Cost $110,082)		110,077

Total Investments in Affiliates (Cost $110,082)		110,077

Total Investments 99.9% (Cost $1,038,552)		$1,048,721

Financial Derivative Instruments (c)(e) 0.0% (Cost or Premiums, net $(175))		(86)

Other Assets and Liabilities, net 0.1%		992

Net Assets 100.0%		$1,049,627

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$727	Fannie Mae 2.260% due 10/17/2022	$(743)	$727	$727

Total Repurchase Agreements						$(743)	$727	$727

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
DEU	0.590%	02/14/2014	05/15/2014	$(3,202)	$(3,204)

Total Reverse Repurchase Agreements					$(3,204)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2014 was $108,199 at a weighted average interest rate of 0.537%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(b)	Securities with an aggregate market value of $3,506 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
DEU	$0	$(3,204)	$0	$0	$ (3,204)	$3,506	$302
SSB	727	0	0	0	727	(743)	(16)

Total Borrowings and Other Financing Transactions	$727	$(3,204)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	167

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

(c) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	0.750%	06/19/2016	$23,800	$(89)	$8	$0	$(10)
Receive	3-Month USD-LIBOR	0.750%	06/19/2017	54,600	532	352	0	(30)
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	7,900	1,147	326	35	0

					$1,590	$686	$35	$(40)

Total Swap Agreements					$1,590	$686	$35	$(40)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(d)	Securities with an aggregate market value of $543 and cash of $720 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$35	$35	$0	$0	$ (40)	$ (40)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION (1)

Counterparty	Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
GST	Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	(2.500%	)	10/11/2021	$2,000	$0	$89	$89	$0

JPM	Avenue CLO Fund Ltd. 3-Month USD-LIBOR plus 1.650% due 07/20/2018	(1.750%	)	07/20/2018	2,500	0	(50)	0	(50)

						$0	$39	$89	$(50)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	CNA Financial Corp.	(0.470%	)	12/20/2014	0.107%	$ 3,000	$0	$(9)	$0	$(9)

JPM	HSBC Finance Corp.	(0.220%	)	06/20/2016	0.134%	3,000	0	(6)	0	(6)

							$0	$(15)	$0	$(15)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	MetLife, Inc.	1.000%	09/20/2015	0.185%	$ 2,600	$(175)	$208	$33	$0

168	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	CDX.IG-7 10-Year Index 15-30%	0.145%	12/20/2016	$25,000	$0	$(51)	$0	$(51)

DUB	CDX.IG-7 10-Year Index 15-30%	0.157%	12/20/2016	25,000	0	(42)	0	(42)

GST	CDX.IG-7 10-Year Index 15-30%	0.153%	12/20/2016	25,000	0	(45)	0	(45)

					$0	$(138)	$0	$(138)

Total Swap Agreements					$(175)	$94	$122	$(203)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$0	$0	$33	$33	$0	$0	$(51)	$(51)	$(18)	$0	$(18)
CBK	0	0	0	0	0	0	(9)	(9)	(9)	0	(9)
DUB	0	0	0	0	0	0	(42)	(42)	(42)	0	(42)
GST	0	0	89	89	0	0	(45)	(45)	44	(260)	(216)
JPM	0	0	0	0	0	0	(56)	(56)	(56)	(130)	(186)

Total Over the Counter	$0	$0	$122	$122	$0	$0	$(203)	$(203)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$35	$35

Over the counter
Swap Agreements	$0	$122	$0	$0	$0	$122

	$0	$122	$0	$0	$35	$157

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$40	$40

Over the counter
Swap Agreements	$0	$203	$0	$0	$0	$203

	$0	$203	$0	$0	$40	$243

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	169

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(287)	$(287)

Over the counter
Swap Agreements	$0	$2	$0	$0	$0	$2

	$0	$2	$0	$0	$(287)	$(285)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$795	$795

Over the counter
Swap Agreements	$0	$(424)	$0	$0	$0	$(424)

	$0	$(424)	$0	$0	$795	$371

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$38,542	$0	$38,542
Industrials	0	0	11,105	11,105
U.S. Government Agencies	0	79,567	203	79,770
Mortgage-Backed Securities	0	634,039	0	634,039
Asset-Backed Securities	0	173,918	0	173,918
Short-Term Instruments
Repurchase Agreements	0	727	0	727
U.S. Treasury Bills	0	543	0	543
	$0	$927,336	$11,308	$938,644

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$110,077	$0	$0	$110,077

Total Investments	$110,077	$927,336	$11,308	$1,048,721

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$35	$0	$35
Over the counter	0	122	0	122
	$0	$157	$0	$157

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(40)	0	(40)
Over the counter	0	(203)	0	(203)
	$0	$(243)	$0	$(243)

Totals	$110,077	$927,250	$11,308	$1,048,635

There were no significant transfers between Level 1 and 2 during the period ended March 31, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2014:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2014 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$1,202	$0	$(68)	$0	$0	$13	$9,958	$0	$11,105	$19
U.S. Government Agencies	221	0	(17)	1	1	(3)	0	0	203	(2)
Mortgage-Backed Securities	25,171	0	(7,988)	1	9	(90)	0	(17,103)	0	0
Asset-Backed Securities	8,302	0	(250)	7	2	41	0	(8,102)	0	0
Preferred Securities
Banking & Finance	1,940	0	(2,670)	0	667	63	0	0	0	0

Totals	$36,836	$0	$(10,993)	$9	$679	$24	$9,958	$(25,205)	$11,308	$17

170	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$11,105	Third-Party Vendor	Broker Quote	110.00-110.50
U.S. Government Agencies	203	Benchmark Pricing	Base Price	97.65-97.74

Total	$11,308

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	171

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.9%

CORPORATE BONDS & NOTES 33.6%

BANKING & FINANCE 31.5%
Abbey National Treasury Services PLC
1.819% due 04/25/2014	$3,000	$3,003
Achmea Hypotheekbank NV
0.588% due 11/03/2014	15,000	15,030
3.200% due 11/03/2014	4,527	4,605
African Development Bank
0.567% due 08/04/2014	13,200	13,215
American Express Co.
7.250% due 05/20/2014	4,000	4,036
American Express Credit Corp.
1.334% due 06/12/2015	9,000	9,106
5.125% due 08/25/2014	11,200	11,410
American Honda Finance Corp.
0.337% due 11/13/2014	2,530	2,532
0.458% due 11/03/2014	210	210
0.635% due 06/18/2014	8,700	8,712
1.850% due 09/19/2014	16,073	16,189
ANZ New Zealand International Ltd.
0.676% due 08/19/2014	6,800	6,811
Asian Development Bank
0.153% due 05/29/2015	25,000	24,996
0.180% due 05/29/2015	4,500	4,500
2.750% due 05/21/2014	32,600	32,717
Bank Nederlandse Gemeenten
0.286% due 05/07/2015	33,000	33,020
5.000% due 05/16/2014	19,700	19,814
Bank of America Corp.
5.000% due 01/15/2015	1,800	1,862
7.375% due 05/15/2014	61,930	62,431
Bank of Montreal
1.300% due 10/31/2014	27,000	27,160
2.850% due 06/09/2015	32,000	32,954
Bank of Nova Scotia
1.050% due 03/20/2015	35,000	35,243
1.250% due 11/07/2014	99,000	99,571
Canadian Imperial Bank of Commerce
0.900% due 09/19/2014	96,700	96,987
1.500% due 12/12/2014	96,150	96,962
Caterpillar Financial Services Corp.
0.587% due 02/09/2015	600	602
CDP Financial, Inc.
3.000% due 11/25/2014	18,450	18,768
Citigroup, Inc.
1.177% due 04/01/2014	13,525	13,525
6.375% due 08/12/2014	1,524	1,556
Commonwealth Bank of Australia
0.513% due 09/17/2014	42,900	42,963
0.687% due 07/23/2014	3,000	3,002
0.733% due 06/25/2014	90,200	90,305
2.900% due 09/17/2014	45,000	45,558
3.492% due 08/13/2014	2,500	2,529
3.625% due 06/25/2014	1,100	1,109
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.200% due 05/13/2014	3,200	3,214
Credit Suisse
5.500% due 05/01/2014	1,400	1,406
Dexia Credit Local S.A.
0.716% due 04/29/2014	6,000	6,002
2.750% due 04/29/2014	58,685	58,767
Erste Abwicklungsanstalt
0.354% due 02/11/2016	40,000	40,019
0.539% due 10/15/2014	27,400	27,448
0.983% due 03/13/2015	5,000	5,035

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FMS Wertmanagement AoeR
0.334% due 01/26/2015	$18,000	$18,027
0.486% due 09/01/2015	6,400	6,425
0.489% due 06/30/2015	8,600	8,631
Ford Motor Credit Co. LLC
1.333% due 08/28/2014	3,000	3,012
3.875% due 01/15/2015	16,000	16,386
7.000% due 04/15/2015	2,150	2,288
8.000% due 06/01/2014	8,270	8,371
General Electric Capital Corp.
0.493% due 09/15/2014	12,200	12,217
0.870% due 04/07/2014	12,054	12,055
2.150% due 01/09/2015	400	406
5.500% due 06/04/2014	37,000	37,322
5.900% due 05/13/2014	7,400	7,446
Goldman Sachs Group, Inc.
0.834% due 09/29/2014	28,239	28,294
3.300% due 05/03/2015	30,000	30,820
5.125% due 01/15/2015	12,400	12,838
5.500% due 11/15/2014	2,500	2,578
6.000% due 05/01/2014	19,700	19,787
HSBC Bank PLC
1.625% due 07/07/2015	36,500	36,627
HSBC Bank USA N.A.
4.625% due 04/01/2014	14,000	14,000
ING Bank NV
1.635% due 06/09/2014	300	301
Inter-American Development Bank
0.089% due 01/15/2015	3,400	3,400
0.175% due 10/23/2015	18,900	18,887
0.197% due 02/11/2016	111,500	111,434
John Deere Capital Corp.
0.389% due 04/25/2014	21,300	21,305
1.250% due 12/02/2014	5,400	5,436
JPMorgan Chase & Co.
0.687% due 04/23/2015	28,875	28,968
0.983% due 05/02/2014	37,350	37,372
1.875% due 03/20/2015	12,000	12,156
3.700% due 01/20/2015	11,100	11,382
4.650% due 06/01/2014	10,375	10,448
KFW
0.220% due 04/11/2014	254,000	254,009
0.376% due 08/05/2014	50,000	50,030
1.500% due 04/04/2014	6,400	6,400
4.125% due 10/15/2014	8,350	8,522
Landwirtschaftliche Rentenbank
3.125% due 07/15/2015	4,400	4,556
MetLife Institutional Funding
1.143% due 04/04/2014	15,500	15,500
Morgan Stanley
4.200% due 11/20/2014	1,500	1,534
6.000% due 05/13/2014	310	312
Nederlandse Waterschapsbank NV
0.273% due 03/17/2015	7,000	7,002
0.289% due 10/27/2014	60,800	60,811
0.307% due 11/06/2014	19,500	19,494
0.516% due 05/23/2015	13,800	13,845
1.375% due 05/16/2014	28,700	28,731
Nordea Eiendomskreditt A/S
0.660% due 04/07/2015	60,010	60,014
1.875% due 04/07/2014	106,025	106,071
NRW Bank
0.556% due 12/01/2014	5,600	5,613
PNC Funding Corp.
3.625% due 02/08/2015	3,300	3,389
SSIF Nevada LP
0.942% due 04/14/2014	49,025	49,035

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Standard Chartered PLC
1.184% due 05/12/2014	$4,225	$4,230
5.500% due 11/18/2014	21,971	22,677
Svensk Exportkredit AB
0.282% due 07/13/2014	14,390	14,391
0.293% due 01/05/2015	3,600	3,602
0.986% due 08/14/2014	94,850	95,141
3.250% due 09/16/2014	20,003	20,281
Toronto-Dominion Bank
0.875% due 09/12/2014	12,000	12,033
2.200% due 07/29/2015	26,000	26,619
Wells Fargo & Co.
3.750% due 10/01/2014	1,800	1,831
Westpac Banking Corp.
2.700% due 12/09/2014	1,600	1,626
Westpac Securities NZ Ltd.
3.450% due 07/28/2014	43,700	44,154

		2,504,956

INDUSTRIALS 2.0%
Anheuser-Busch InBev Worldwide, Inc.
0.602% due 07/14/2014	3,700	3,704
5.375% due 11/15/2014	7,480	7,709
BHP Billiton Finance USA Ltd.
1.125% due 11/21/2014	3,700	3,719
5.500% due 04/01/2014	3,900	3,900
Cameron International Corp.
1.166% due 06/02/2014	1,575	1,577
Campbell Soup Co.
0.538% due 08/01/2014	11,610	11,621
Daimler Finance North America LLC
1.020% due 04/10/2014	13,500	13,503
1.875% due 09/15/2014	4,900	4,930
2.300% due 01/09/2015	2,900	2,937
Express Scripts Holding Co.
2.750% due 11/21/2014	7,000	7,103
General Mills, Inc.
0.586% due 05/16/2014	4,660	4,662
International Business Machines Corp.
0.875% due 10/31/2014	8,300	8,330
NBCUniversal Media LLC
2.100% due 04/01/2014	26,301	26,301
Procter & Gamble Co.
0.700% due 08/15/2014	250	250
Target Corp.
0.407% due 07/18/2014	5,000	5,003
United Parcel Service, Inc.
3.875% due 04/01/2014	300	300
UnitedHealth Group, Inc.
0.358% due 08/28/2014	1,900	1,901
Volkswagen International Finance NV
0.835% due 11/20/2014	18,000	18,066
0.857% due 04/01/2014	22,589	22,589
1.875% due 04/01/2014	7,200	7,200
Wal-Mart Stores, Inc.
1.625% due 04/15/2014	1,300	1,301
3.200% due 05/15/2014	400	401

		157,007

UTILITIES 0.1%
BP Capital Markets PLC
3.625% due 05/08/2014	5,165	5,182
Telefonos de Mexico S.A.B. de C.V.
5.500% due 01/27/2015	1,500	1,551

172	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Verizon Communications, Inc.
1.250% due 11/03/2014	$3,600	$3,617

		10,350

Total Corporate Bonds & Notes (Cost $2,672,550)		2,672,313

U.S. GOVERNMENT AGENCIES 11.6%
Fannie Mae
0.360% due 06/23/2014	24,800	24,817
Federal Farm Credit Bank
0.136% due 09/11/2015	35,000	35,003
0.143% due 01/28/2015	32,000	32,017
0.164% due 08/27/2014	47,075	47,095
0.180% due 07/21/2014	60,900	60,926
0.184% due 07/27/2015	14,000	14,015
0.187% due 07/20/2015	1,400	1,402
0.190% due 11/19/2014	5,100	5,103
0.194% due 09/08/2014	2,915	2,917
0.195% due 08/17/2015	2,000	2,002
0.260% due 07/14/2014	12,405	12,413
0.290% due 09/15/2014	4,800	4,805
0.375% due 01/02/2015	75,000	75,149
Federal Home Loan Bank
0.099% due 12/08/2014	47,200	47,205
0.107% due 11/20/2014	110,000	110,017
0.115% due 11/17/2014 - 02/17/2015	141,300	141,332
0.116% due 02/13/2015	23,100	23,106
0.119% due 08/10/2015	85,000	85,010
0.190% due 12/11/2014	105,000	105,052
Freddie Mac
0.135% due 10/16/2015	85,000	85,072
0.144% due 11/25/2015	9,275	9,278

Total U.S. Government Agencies (Cost $923,307)		923,736

ASSET-BACKED SECURITIES 0.6%
Ford Credit Auto Lease Trust
0.200% due 04/15/2015	5,000	5,000
Ford Credit Auto Owner Trust
0.240% due 12/15/2014	5,191	5,190
Honda Auto Receivables Owner Trust
0.190% due 03/23/2015	15,253	15,254
Hyundai Auto Receivables Trust
0.200% due 02/17/2015	3,687	3,687
Nissan Auto Receivables Owner Trust
0.230% due 12/15/2014	3,885	3,885
USAA Auto Owner Trust
0.190% due 03/16/2015	8,579	8,580
Volkswagen Auto Loan Enhanced Trust
0.230% due 11/20/2014	3,077	3,076

Total Asset-Backed Securities (Cost $44,672)		44,672

SOVEREIGN ISSUES 12.1%
Export Development Canada
0.160% due 06/03/2015	21,800	21,793
Japan Bank for International Cooperation
2.875% due 02/02/2015	16,600	16,956
4.625% due 12/12/2014	10,000	10,301
Kommunalbanken A/S
0.230% due 08/28/2014	245,400	245,435
1.000% due 06/16/2014	7,600	7,613
2.750% due 05/05/2015	1,000	1,027

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kommunekredit
0.437% due 04/23/2014	$68,000	$68,012
Kommuninvest Sverige AB
0.225% due 09/12/2014	70,000	70,007
0.238% due 10/17/2014	65,000	65,003
0.255% due 03/26/2015	10,000	10,002
0.286% due 09/11/2014	28,000	28,012
0.392% due 04/11/2014	11,450	11,451
Province of Manitoba
1.375% due 04/28/2014	2,460	2,462
Province of Ontario
0.950% due 05/26/2015	90,800	91,497
4.100% due 06/16/2014	179,043	180,481
Province of Quebec
4.875% due 05/05/2014	5,810	5,834
State of North Rhine-Westphalia
0.365% due 03/06/2015	6,500	6,507
0.686% due 09/03/2014	19,100	19,139
Sweden Government International Bond
0.250% due 11/13/2014	103,000	103,089
1.000% due 06/03/2014	1,250	1,252

Total Sovereign Issues (Cost $965,601)		965,873

SHORT-TERM INSTRUMENTS 42.0%

CERTIFICATES OF DEPOSIT 1.4%
Bank of Nova Scotia
0.373% due 10/02/2015	48,000	48,003
Credit Suisse
0.444% due 01/12/2015	41,200	41,210
Intesa Sanpaolo SpA
0.900% due 09/04/2014	18,000	18,003
Sumitomo Mitsui Banking Corp.
0.633% due 03/13/2015	5,000	5,013

		112,229

COMMERCIAL PAPER 4.8%
Bank Nederlandse Gemeenten
0.225% due 04/22/2014	34,500	34,496
Cameron International Corp.
0.230% due 04/02/2014	2,500	2,500
0.230% due 04/03/2014	2,500	2,500
0.250% due 04/21/2014	5,800	5,799
CNPC Finance
0.400% due 04/08/2014	20,000	19,998
0.400% due 04/09/2014	5,000	5,000
0.490% due 06/03/2014	5,000	4,998
Commonwealth Edison Co.
0.250% due 04/04/2014	2,000	2,000
0.260% due 04/07/2014	1,200	1,200
Cox Enterprises, Inc.
0.250% due 04/03/2014	9,000	9,000
0.250% due 04/04/2014	9,000	9,000
0.260% due 04/02/2014	6,000	6,000
0.300% due 04/21/2014	10,000	9,998
0.300% due 04/22/2014	10,000	9,998
0.300% due 04/23/2014	27,000	26,995
Dominion Resources, Inc.
0.230% due 04/02/2014	5,000	5,000
Duke Energy Corp.
0.230% due 04/01/2014	2,000	2,000
Enbridge Energy Partners LP
0.250% due 04/07/2014	2,000	2,000
0.280% due 04/16/2014	4,000	4,000
Ford Motor Credit Co. LLC
0.800% due 05/01/2014	5,000	4,997

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.880% due 07/14/2014	$6,000	$5,992
0.900% due 08/01/2014	10,000	9,983
Glencore Funding LLC
0.360% due 04/16/2014	7,200	7,199
0.380% due 04/14/2014	1,500	1,500
0.380% due 04/16/2014	3,025	3,025
0.690% due 10/03/2014	5,000	4,990
0.690% due 10/06/2014	5,000	4,990
Hitachi America Capital Ltd.
0.250% due 04/11/2014	10,000	9,999
Holcim U.S. Finance SARL
0.410% due 04/07/2014	3,600	3,600
Kells Funding LLC
0.205% due 08/22/2014	5,000	4,996
0.210% due 06/11/2014	19,800	19,802
0.220% due 09/04/2014	26,000	25,976
0.235% due 10/06/2014	8,000	7,991
Nederlandse Waterschapsbank NV
0.249% due 12/05/2014	12,000	12,002
Noble Corp.
0.300% due 04/03/2014	7,000	7,000
0.300% due 04/04/2014	8,000	8,000
0.300% due 04/15/2014	5,000	4,999
0.320% due 04/14/2014	5,000	4,999
0.330% due 04/02/2014	2,500	2,500
0.650% due 05/05/2014	12,500	12,492
Plains All American Pipeline LP
0.260% due 04/01/2014	9,300	9,300
Tesco Treasury Services PLC
0.230% due 04/17/2014	3,000	3,000
0.260% due 04/28/2014	7,500	7,499
Thermo Fisher Scientific, Inc.
0.550% due 05/29/2014	6,400	6,394
Time Warner Cable, Inc.
0.260% due 04/09/2014	1,500	1,500
0.270% due 04/28/2014	3,258	3,257
0.280% due 04/25/2014	5,000	4,999
Volvo Group Treasury N.A.
0.300% due 04/11/2014	10,000	9,999
0.300% due 04/16/2014	5,000	4,999
0.418% due 04/14/2014	450	450
0.420% due 04/14/2014	5,800	5,799

		386,710

REPURCHASE AGREEMENTS (a) 28.3%
		2,251,307

SHORT-TERM NOTES 7.5%
BMW Vehicle Owner Trust
0.230% due 10/27/2014	2,673	2,673
Federal Farm Credit Bank
0.120% due 06/06/2014	27,700	27,703
Federal Home Loan Bank
0.094% due 11/25/2014	6,300	6,301
0.115% due 02/25/2015	275,000	274,996
0.119% due 07/25/2014	100,000	100,007
0.125% due 09/03/2014 - 01/23/2015	50,000	49,993
0.170% due 08/26/2014 - 02/12/2015	96,000	96,036
Ford Credit Auto Owner Trust
0.230% due 01/15/2015	5,390	5,389
Holmes Master Issuer PLC
0.235% due 04/15/2014	21,000	21,000
Hyundai Auto Receivables Trust
0.220% due 09/15/2014	654	654

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	173

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
M&T Bank Auto Receivables Trust
0.250% due 09/15/2014	$3,916	$3,916
Nissan Auto Receivables Owner Trust
0.190% due 02/17/2015	6,014	6,014
Santander Drive Auto Receivables Trust
0.270% due 01/15/2015	4,630	4,629

		599,311

Total Short-Term Instruments (Cost $3,349,433)		3,349,557

Total Investments in Securities (Cost $7,955,563)		7,956,151

Total Investments 99.9% (Cost $7,955,563)		$7,956,151

Other Assets and Liabilities, net 0.1%		6,479

Net Assets 100.0%		$7,962,630

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.210%	05/01/2013	05/01/2014	$100,000	Fannie Mae 3.000% - 4.000% due 04/01/2027 - 03/01/2042	$(96,773)	$100,000	$100,196
	0.220%	03/06/2014	05/20/2015	2,290	Morgan Stanley 6.625% due 04/01/2018	(2,403)	2,290	2,291
	0.230%	05/21/2013	12/17/2015	7,501	Citigroup, Inc. 4.450% due 01/10/2017	(7,691)	7,501	7,513
BOM	0.080%	03/31/2014	04/01/2014	49,800	U.S. Treasury Notes 3.125% due 05/15/2021	(50,940)	49,800	49,800
BOS	0.080%	03/31/2014	04/01/2014	69,000	U.S. Treasury Notes 0.375% due 03/31/2016	(70,328)	69,000	69,000
BSN	0.080%	03/31/2014	04/01/2014	275,000	U.S. Treasury Bills 0.039% due 07/24/2014	(280,616)	275,000	275,001
GRE	0.080%	03/31/2014	04/01/2014	174,800	U.S. Treasury Notes 0.875% - 3.125% due 04/30/2017 - 05/15/2019	(178,432)	174,800	174,800
IND	0.080%	03/31/2014	04/01/2014	148,300	U.S. Treasury Notes 0.875% due 07/31/2019	(151,672)	148,300	148,300
JPS	0.080%	03/31/2014	04/01/2014	97,700	Fannie Mae 1.670% due 12/17/2018	(79,043)	97,700	97,700
					Freddie Mac 2.255% due 12/05/2022	(21,087)
MBC	0.090%	03/31/2014	04/01/2014	149,800	U.S. Treasury Inflation Protected Securities 2.000% due 07/15/2014	(51,027)	149,800	149,800
					U.S. Treasury Notes 1.500% due 12/31/2018	(102,054)
NMO	0.100%	03/31/2014	04/01/2014	30,000	U.S. Treasury Notes 0.750% due 06/30/2017	(30,719)	30,000	30,000
NXN	0.080%	03/31/2014	04/01/2014	942,100	U.S. Treasury Inflation Protected Securities 0.125% - 3.875% due 04/15/2018 - 04/15/2029	(962,748)	942,100	942,102
RDR	0.080%	03/31/2014	04/01/2014	199,800	U.S. Treasury Notes 0.625% - 2.250% due 10/15/2016 - 03/31/2021	(204,255)	199,800	199,801
SSB	0.000%	03/31/2014	04/01/2014	5,216	Fannie Mae 2.260% due 10/17/2022	(5,321)	5,216	5,216

Total Repurchase Agreements						$(2,295,109)	$2,251,307	$2,251,520

(1)	Includes accrued interest.

174	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BCY	$110,000	$0	$0	$0	$110,000	$(113,440)	$(3,440)
BOM	49,800	0	0	0	49,800	(50,940)	(1,140)
BOS	69,000	0	0	0	69,000	(70,328)	(1,328)
BSN	275,001	0	0	0	275,001	(280,616)	(5,615)
GRE	174,800	0	0	0	174,800	(178,432)	(3,632)
IND	148,300	0	0	0	148,300	(151,672)	(3,372)
JPS	97,700	0	0	0	97,700	(100,130)	(2,430)
MBC	149,800	0	0	0	149,800	(153,081)	(3,281)
NMO	30,000	0	0	0	30,000	(30,719)	(719)
NXN	942,102	0	0	0	942,102	(962,748)	(20,646)
RDR	199,801	0	0	0	199,801	(204,255)	(4,454)
SSB	5,216	0	0	0	5,216	(5,321)	(105)

Total Borrowings and Other Financing Transactions	$2,251,520	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$2,504,956	$0	$2,504,956
Industrials	0	157,007	0	157,007
Utilities	0	10,350	0	10,350
U.S. Government Agencies	0	923,736	0	923,736
Asset-Backed Securities	0	44,672	0	44,672
Sovereign Issues	0	965,873	0	965,873

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Short-Term Instruments
Certificates of Deposit	$0	$112,229	$0	$112,229
Commercial Paper	0	386,710	0	386,710
Repurchase Agreements	0	2,251,307	0	2,251,307
Short-Term Notes	0	599,311	0	599,311

Total Investments	$0	$7,956,151	$0	$7,956,151

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	175

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio II

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.1%

CORPORATE BONDS & NOTES 32.8%

BANKING & FINANCE 30.0%
Abbey National Treasury Services PLC
1.819% due 04/25/2014	$3,200	$3,203
Achmea Hypotheekbank NV
0.588% due 11/03/2014	51,000	51,102
3.200% due 11/03/2014	8,250	8,392
African Development Bank
0.567% due 08/04/2014	5,200	5,206
American Express Co.
7.250% due 05/20/2014	19,400	19,573
American Express Credit Corp.
1.084% due 06/24/2014	1,650	1,653
1.334% due 06/12/2015	11,500	11,636
5.125% due 08/25/2014	11,000	11,207
American Honda Finance Corp.
0.458% due 11/03/2014	3,000	3,005
0.635% due 06/18/2014	1,400	1,402
0.687% due 05/08/2014	5,000	5,003
1.850% due 09/19/2014	550	554
American International Group, Inc.
3.000% due 03/20/2015	2,000	2,048
ANZ New Zealand International Ltd.
0.676% due 08/19/2014	11,000	11,018
Asian Development Bank
0.153% due 05/29/2015	3,390	3,389
0.875% due 06/10/2014	5,350	5,358
2.750% due 05/21/2014	50,722	50,903
Bank Nederlandse Gemeenten
0.286% due 05/07/2015	27,000	27,016
1.000% due 11/17/2014	300	301
1.375% due 03/23/2015	13,200	13,344
3.125% due 01/12/2015	4,500	4,599
5.000% due 05/16/2014	5,900	5,934
Bank of America Corp.
5.000% due 01/15/2015	2,500	2,587
5.450% due 07/15/2014	1,100	1,116
7.375% due 05/15/2014	49,655	50,056
Bank of Montreal
1.300% due 10/31/2014	33,000	33,196
2.850% due 06/09/2015	40,000	41,192
Bank of Nova Scotia
1.050% due 03/20/2015	27,670	27,862
1.250% due 11/07/2014	58,100	58,435
Barclays Bank PLC
2.500% due 09/21/2015	500	514
Berkshire Hathaway Finance Corp.
4.850% due 01/15/2015	3,403	3,524
Canadian Imperial Bank of Commerce
0.900% due 09/19/2014	11,700	11,735
1.500% due 12/12/2014	51,770	52,207
2.600% due 07/02/2015	32,300	33,214
CDP Financial, Inc.
3.000% due 11/25/2014	40,537	41,235
Citigroup, Inc.
6.375% due 08/12/2014	9,446	9,645
Commonwealth Bank of Australia
0.513% due 09/17/2014	14,600	14,622
0.733% due 06/25/2014	27,400	27,433
2.900% due 09/17/2014	5,000	5,062
3.492% due 08/13/2014	3,000	3,035
3.500% due 03/19/2015	1,400	1,441
3.625% due 06/25/2014	6,300	6,349
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.200% due 05/13/2014	3,350	3,365

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse
1.625% due 03/06/2015	$5,000	$5,059
5.500% due 05/01/2014	2,200	2,209
Dexia Credit Local S.A.
0.716% due 04/29/2014	21,200	21,206
2.750% due 04/29/2014	50,900	50,971
Erste Abwicklungsanstalt
0.354% due 02/11/2016	25,000	25,012
0.539% due 10/15/2014	28,000	28,050
0.625% due 11/20/2014	9,200	9,213
0.983% due 03/13/2015	24,400	24,572
European Investment Bank
1.125% due 08/15/2014	2,600	2,609
FMS Wertmanagement AoeR
0.334% due 01/26/2015	10,000	10,015
0.486% due 09/01/2015	5,000	5,020
0.489% due 06/30/2015	51,200	51,383
0.497% due 04/01/2014	15,000	15,000
Ford Motor Credit Co. LLC
1.333% due 08/28/2014	5,000	5,020
3.875% due 01/15/2015	30,078	30,803
8.700% due 10/01/2014	6,000	6,245
General Electric Capital Corp.
0.493% due 09/15/2014	2,777	2,781
0.622% due 01/09/2015	1,000	1,003
0.866% due 06/02/2014	4,050	4,055
0.870% due 04/07/2014	23,375	23,377
2.150% due 01/09/2015	9,100	9,230
5.500% due 06/04/2014	4,000	4,035
5.900% due 05/13/2014	9,215	9,273
Goldman Sachs Group, Inc.
0.834% due 09/29/2014	18,134	18,169
1.234% due 11/21/2014	31,794	31,951
3.300% due 05/03/2015	21,000	21,574
5.125% due 01/15/2015	13,000	13,459
5.500% due 11/15/2014	19,350	19,953
6.000% due 05/01/2014	21,331	21,425
HSBC Bank PLC
1.625% due 07/07/2015	49,293	49,465
HSBC Bank USA N.A.
4.625% due 04/01/2014	3,600	3,600
Inter-American Development Bank
0.089% due 01/15/2015	2,000	2,000
0.175% due 10/23/2015	11,500	11,492
0.197% due 02/11/2016	103,000	102,939
0.685% due 05/20/2014	19,003	19,014
John Deere Capital Corp.
0.389% due 04/25/2014	5,700	5,701
0.403% due 06/16/2014	600	600
1.250% due 12/02/2014	2,100	2,114
JPMorgan Chase & Co.
0.687% due 04/23/2015	19,300	19,363
0.983% due 05/02/2014	57,040	57,073
1.875% due 03/20/2015	7,916	8,019
3.700% due 01/20/2015	13,300	13,638
4.650% due 06/01/2014	21,600	21,752
KFW
0.214% due 07/09/2015	15,000	15,003
0.220% due 04/11/2014	40,000	40,001
0.235% due 08/20/2014	1,000	999
0.376% due 08/05/2014	16,700	16,710
1.000% due 01/12/2015	3,000	3,019
1.500% due 04/04/2014	5,000	5,000
4.125% due 10/15/2014	3,500	3,572
Landwirtschaftliche Rentenbank
0.387% due 10/19/2014	45,900	45,944
3.125% due 07/15/2015	4,000	4,142

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MassMutual Global Funding
2.875% due 04/21/2014	$515	$516
MetLife Institutional Funding
1.143% due 04/04/2014	4,265	4,265
Metropolitan Life Global Funding
5.125% due 06/10/2014	1,000	1,009
Morgan Stanley
2.875% due 07/28/2014	100	101
4.200% due 11/20/2014	5,144	5,262
6.000% due 05/13/2014	12,373	12,450
Nederlandse Waterschapsbank NV
0.273% due 03/17/2015	15,000	15,004
0.289% due 10/27/2014	55,445	55,455
0.307% due 11/06/2014	13,800	13,796
0.327% due 11/04/2015	5,000	5,005
0.516% due 05/23/2015	20,800	20,868
1.375% due 05/16/2014	13,700	13,715
Nordea Eiendomskreditt A/S
0.660% due 04/07/2015	32,990	32,992
1.875% due 04/07/2014	38,500	38,517
NRW Bank
0.556% due 12/01/2014	2,000	2,005
PNC Funding Corp.
3.625% due 02/08/2015	2,900	2,978
Pricoa Global Funding
5.450% due 06/11/2014	4,700	4,745
SSIF Nevada LP
0.942% due 04/14/2014	39,715	39,723
Standard Chartered PLC
1.184% due 05/12/2014	11,350	11,365
5.500% due 11/18/2014	320	330
Svensk Exportkredit AB
0.282% due 07/13/2014	1,800	1,800
0.293% due 01/05/2015	1,300	1,301
0.885% due 03/09/2015	1,000	1,006
0.986% due 08/14/2014	20,106	20,168
3.250% due 09/16/2014	57,300	58,097
Toronto-Dominion Bank
0.875% due 09/12/2014	34,100	34,193
2.200% due 07/29/2015	8,450	8,651
Westpac Banking Corp.
2.700% due 12/09/2014	800	813
Westpac Securities NZ Ltd.
3.450% due 07/28/2014	47,025	47,514

		2,051,147

INDUSTRIALS 2.4%
Anheuser-Busch Cos. LLC
5.000% due 01/15/2015	1,500	1,552
Anheuser-Busch InBev Worldwide, Inc.
0.602% due 07/14/2014	7,910	7,918
1.500% due 07/14/2014	1,770	1,775
5.375% due 11/15/2014	14,452	14,894
BHP Billiton Finance USA Ltd.
1.125% due 11/21/2014	1,800	1,809
5.500% due 04/01/2014	2,300	2,300
Board of Trustees of The Leland Stanford Junior University
3.625% due 05/01/2014	1,050	1,053
Boeing Co.
0.248% due 11/03/2014	470	470
Cameron International Corp.
1.166% due 06/02/2014	3,250	3,255
Campbell Soup Co.
3.375% due 08/15/2014	1,475	1,491
Daimler Finance North America LLC
1.020% due 04/10/2014	16,475	16,478

176	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.300% due 01/09/2015	$2,600	$2,633
E.I. du Pont de Nemours & Co.
4.875% due 04/30/2014	400	401
Eaton Corp.
0.563% due 06/16/2014	13,865	13,874
Energy Transfer Partners LP
8.500% due 04/15/2014	1,000	1,003
Express Scripts Holding Co.
2.100% due 02/12/2015	1,000	1,013
2.750% due 11/21/2014	12,100	12,278
General Mills, Inc.
0.586% due 05/16/2014	1,300	1,301
International Business Machines Corp.
0.875% due 10/31/2014	3,200	3,212
NBCUniversal Media LLC
2.100% due 04/01/2014	22,110	22,110
Network Rail Infrastructure Finance PLC
0.875% due 01/20/2015	2,950	2,962
Philip Morris International, Inc.
0.284% due 02/26/2015	2,140	2,140
SABMiller Holdings, Inc.
1.850% due 01/15/2015	6,395	6,457
Target Corp.
0.407% due 07/18/2014	4,330	4,333
UnitedHealth Group, Inc.
0.358% due 08/28/2014	1,200	1,200
Volkswagen International Finance NV
0.857% due 04/01/2014	20,135	20,135
1.875% due 04/01/2014	6,900	6,900
Wal-Mart Stores, Inc.
3.200% due 05/15/2014	3,400	3,412
Yale University
2.900% due 10/15/2014	1,720	1,743

		160,102

UTILITIES 0.4%
BP Capital Markets PLC
1.700% due 12/05/2014	14,525	14,653
3.125% due 10/01/2015	5,000	5,191
3.625% due 05/08/2014	6,355	6,375
Duke Energy Corp.
3.950% due 09/15/2014	3,305	3,358

		29,577

Total Corporate Bonds & Notes (Cost $2,240,983)		2,240,826

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.0%
Mount San Antonio Community College District, California General Obligation Notes, Series 2012
3.750% due 08/01/2014	450	455

COLORADO 0.1%
Douglas County, Colorado School District No. Re-1 General Obligation Bonds, (AGM Insured), Series 2004
5.000% due 12/15/2014	1,900	1,965

TEXAS 0.0%
Permanent University Fund, Texas Revenue Notes, Series 2012
0.579% due 07/01/2014	1,300	1,300

Total Municipal Bonds & Notes (Cost $3,722)		3,720

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 18.9%
Fannie Mae
0.124% due 02/27/2015	$500	$500
0.137% due 06/20/2014	4,900	4,901
0.167% due 01/20/2015	500	500
0.360% due 06/23/2014	43,650	43,679
0.380% due 10/27/2014	3,500	3,507
0.875% due 08/28/2014	15,000	15,051
Federal Farm Credit Bank
0.124% due 07/25/2014	2,700	2,701
0.135% due 02/03/2016	100,000	100,015
0.136% due 09/11/2015	35,000	35,003
0.146% due 02/05/2015 - 03/19/2015	35,000	35,006
0.164% due 02/27/2015	300	300
0.170% due 01/26/2015	3,200	3,203
0.175% due 06/22/2015	9,500	9,509
0.180% due 07/21/2014 - 09/22/2015	16,830	16,838
0.183% due 09/29/2014	785	785
0.184% due 06/26/2015 - 07/27/2015	10,600	10,611
0.187% due 04/06/2015	30,200	30,229
0.206% due 09/24/2014	6,395	6,398
0.220% due 03/04/2015	14,400	14,421
0.230% due 03/24/2015	6,200	6,210
0.250% due 05/21/2014 - 01/26/2015	44,000	44,016
0.270% due 11/05/2014	5,000	5,005
0.280% due 10/14/2014	18,500	18,520
0.300% due 12/11/2014	26,500	26,539
Federal Home Loan Bank
0.099% due 12/08/2014	35,000	35,004
0.106% due 12/19/2014	20,000	20,003
0.107% due 11/20/2014	30,000	30,005
0.115% due 11/17/2014 - 04/16/2015	195,200	195,247
0.116% due 02/13/2015	9,300	9,302
0.119% due 08/10/2015	85,000	85,010
0.140% due 04/25/2014	25,000	25,002
0.190% due 12/11/2014	40,800	40,820
0.210% due 10/22/2014	25,000	25,017
0.220% due 10/24/2014	47,000	47,034
0.875% due 12/12/2014	20,400	20,512
Freddie Mac
0.135% due 10/16/2015	95,000	95,080
0.300% due 07/08/2015	5,000	5,004
0.625% due 12/29/2014	8,663	8,697
0.750% due 09/22/2014	5,000	5,016
1.000% due 07/30/2014 - 08/20/2014	69,016	69,243
3.000% due 07/28/2014	128,762	129,991
5.000% due 07/15/2014	13,180	13,368

Total U.S. Government Agencies (Cost $1,292,346)		1,292,802

U.S. TREASURY OBLIGATIONS 1.1%
U.S. Treasury Notes
0.375% due 08/31/2015	76,300	76,494

Total U.S. Treasury Obligations (Cost $76,443)		76,494

ASSET-BACKED SECURITIES 0.8%
Ford Credit Auto Lease Trust
0.200% due 04/15/2015	15,000	15,000
0.260% due 11/15/2014	2,914	2,914

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ford Credit Auto Owner Trust
0.240% due 12/15/2014	$2,719	$2,719
Honda Auto Receivables Owner Trust
0.190% due 03/23/2015	12,327	12,327
Hyundai Auto Receivables Trust
0.200% due 02/17/2015	2,836	2,836
Nissan Auto Lease Trust
0.240% due 11/17/2014	3,889	3,889
Nissan Auto Receivables Owner Trust
0.230% due 12/15/2014	1,942	1,942
USAA Auto Owner Trust
0.190% due 03/16/2015	8,579	8,580
Volkswagen Auto Loan Enhanced Trust
0.230% due 11/20/2014	2,003	2,003

Total Asset-Backed Securities (Cost $52,209)		52,210

SOVEREIGN ISSUES 9.7%
Development Bank of Japan, Inc.
0.466% due 12/01/2014	3,000	3,004
0.565% due 02/25/2015	1,000	1,002
Export Development Canada
0.160% due 06/03/2015	30,000	29,990
1.500% due 05/15/2014	7,295	7,306
Japan Bank for International Cooperation
2.875% due 02/02/2015	11,600	11,849
4.625% due 12/12/2014	7,000	7,211
Japan Finance Organization for Municipalities
0.403% due 11/28/2014	6,000	5,996
Kommunalbanken A/S
0.230% due 08/28/2014	116,700	116,717
1.000% due 06/16/2014	8,700	8,715
2.750% due 05/05/2015	10,700	10,988
Kommunekredit
0.284% due 09/21/2015	25,000	25,014
0.285% due 11/20/2014	5,000	5,003
0.437% due 04/23/2014	18,500	18,503
Kommuninvest Sverige AB
0.225% due 09/12/2014	22,750	22,752
0.238% due 10/17/2014	17,500	17,501
0.255% due 03/26/2015	15,950	15,953
0.286% due 09/11/2014	5,000	5,002
0.392% due 04/11/2014	72,300	72,305
Province of Manitoba
1.375% due 04/28/2014	3,000	3,003
Province of Ontario
0.383% due 04/01/2015	50,000	50,082
0.950% due 05/26/2015	52,000	52,399
2.700% due 06/16/2015	30,000	30,860
2.950% due 02/05/2015	15,000	15,340
4.100% due 06/16/2014	40,573	40,899
4.500% due 02/03/2015	5,500	5,696
State of North Rhine-Westphalia
0.365% due 03/06/2015	13,000	13,014
0.686% due 09/03/2014	35,000	35,072
Sweden Government International Bond
0.250% due 11/13/2014	29,000	29,025

Total Sovereign Issues (Cost $660,071)		660,201

SHORT-TERM INSTRUMENTS 36.7%

CERTIFICATES OF DEPOSIT 1.3%
Bank of Nova Scotia
0.373% due 10/02/2015	48,000	48,003
Credit Suisse
0.444% due 01/12/2015	15,600	15,604
0.465% due 03/17/2015	6,200	6,200

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	177

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intesa Sanpaolo SpA
0.900% due 09/04/2014	$15,000	$15,002
Sumitomo Mitsui Banking Corp.
0.633% due 03/13/2015	4,000	4,011

		88,820

COMMERCIAL PAPER 4.4%
Bank Nederlandse Gemeenten
0.225% due 04/22/2014	18,000	17,998
Cameron International Corp.
0.230% due 04/02/2014	2,500	2,500
0.230% due 04/03/2014	2,500	2,500
0.250% due 04/21/2014	5,400	5,399
Commonwealth Edison Co.
0.250% due 04/04/2014	2,000	2,000
Cox Enterprises, Inc.
0.250% due 04/03/2014	10,000	10,000
0.250% due 04/04/2014	10,000	10,000
0.260% due 04/02/2014	6,000	6,000
0.300% due 04/21/2014	10,000	9,998
0.300% due 04/22/2014	10,000	9,998
0.300% due 04/23/2014	30,000	29,994
Dominion Resources, Inc.
0.230% due 04/02/2014	5,000	5,000
Duke Energy Corp.
0.230% due 04/01/2014	2,000	2,000
Enbridge Energy Partners LP
0.250% due 04/07/2014	2,000	2,000
0.280% due 04/16/2014	3,000	3,000
Ford Motor Credit Co. LLC
0.800% due 05/01/2014	5,000	4,997
0.880% due 07/14/2014	4,000	3,994
0.900% due 08/01/2014	6,500	6,489
Glencore Funding LLC
0.360% due 04/16/2014	7,300	7,299
0.380% due 04/14/2014	1,500	1,500
0.380% due 04/16/2014	2,000	2,000
0.690% due 10/03/2014	5,000	4,990

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.690% due 10/06/2014	$5,000	$4,990
Hitachi America Capital Ltd.
0.250% due 04/11/2014	10,000	9,999
Holcim U.S. Finance SARL
0.410% due 04/07/2014	2,500	2,500
Kells Funding LLC
0.205% due 08/22/2014	5,000	4,996
0.210% due 06/11/2014	9,600	9,601
0.220% due 09/04/2014	26,000	25,976
0.235% due 10/06/2014	8,000	7,991
Nederlandse Waterschapsbank NV
0.249% due 12/05/2014	5,500	5,501
Noble Corp.
0.300% due 04/03/2014	5,000	5,000
0.300% due 04/04/2014	6,000	6,000
0.320% due 04/14/2014	5,000	4,999
0.330% due 04/02/2014	2,500	2,500
0.650% due 05/05/2014	10,000	9,994
Plains All American Pipeline LP
0.260% due 04/01/2014	10,200	10,200
Tesco Treasury Services PLC
0.230% due 04/17/2014	3,000	3,000
0.260% due 04/28/2014	7,500	7,498
Thermo Fisher Scientific, Inc.
0.550% due 05/29/2014	4,900	4,896
Time Warner Cable, Inc.
0.260% due 04/09/2014	1,500	1,500
0.270% due 04/28/2014	3,640	3,639
0.280% due 04/25/2014	5,000	4,999
Volvo Group Treasury N.A.
0.300% due 04/11/2014	5,000	5,000
0.300% due 04/16/2014	5,000	4,999
0.420% due 04/14/2014	3,500	3,499

		298,933

REPURCHASE AGREEMENTS (a) 14.9%
		1,020,541

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 16.1%
BMW Vehicle Owner Trust
0.230% due 10/27/2014	$1,664	$1,664
Federal Farm Credit Bank
0.160% due 08/01/2014	117,000	117,040
Federal Home Loan Bank
0.091% due 08/19/2014	220,000	220,013
0.094% due 11/25/2014	4,700	4,700
0.115% due 02/25/2015	175,000	174,997
0.119% due 07/25/2014	200,000	200,015
0.125% due 07/25/2014 - 02/25/2015	129,375	129,392
0.140% due 06/04/2014	10,000	10,001
0.170% due 08/20/2014 - 02/12/2015	225,000	225,100
Ford Credit Auto Owner Trust
0.230% due 01/15/2015	3,234	3,234
Holmes Master Issuer PLC
0.235% due 04/15/2014	6,500	6,500
Hyundai Auto Receivables Trust
0.220% due 09/15/2014	262	262
M&T Bank Auto Receivables Trust
0.250% due 09/15/2014	1,844	1,844
Nissan Auto Receivables Owner Trust
0.190% due 02/17/2015	4,594	4,594
Santander Drive Auto Receivables Trust
0.270% due 01/15/2015	3,317	3,316

		1,102,672

Total Short-Term Instruments (Cost $2,510,686)		2,510,966

Total Investments in Securities (Cost $6,836,460)		6,837,219

Total Investments 100.1% (Cost $6,836,460)		$6,837,219

Other Assets and Liabilities, net (0.1%)		(9,488)

Net Assets 100.0%		$6,827,731

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.210%	05/01/2013	05/01/2014	$10,000	Fannie Mae 3.500% due 08/01/2042	$(9,217)	$10,000	$10,020
BOM	0.080%	03/31/2014	04/01/2014	49,800	U.S. Treasury Notes 1.875% due 09/30/2017	(50,915)	49,800	49,800
BOS	0.080%	03/31/2014	04/01/2014	32,500	U.S. Treasury Notes 0.375% due 03/31/2016	(33,125)	32,500	32,500
DEU	0.080%	03/31/2014	04/01/2014	9,600	U.S. Treasury Bonds 3.125% due 02/15/2043	(9,827)	9,600	9,600
FOB	0.070%	03/31/2014	04/01/2014	56,600	U.S. Treasury Notes 0.250% due 05/15/2016	(57,793)	56,600	56,600
	0.080%	03/31/2014	04/01/2014	14,700	U.S. Treasury Notes 0.250% due 09/15/2015	(15,010)	14,700	14,700
GRE	0.080%	03/31/2014	04/01/2014	174,800	U.S. Treasury Notes 2.000% - 2.375% due 09/30/2014 - 02/15/2022	(178,341)	174,800	174,800
IND	0.080%	03/31/2014	04/01/2014	25,000	U.S. Treasury Notes 0.875% due 07/31/2019	(25,568)	25,000	25,000
JPS	0.080%	03/31/2014	04/01/2014	113,000	Freddie Mac 2.255% due 12/05/2022	(8,471)	113,000	113,000
					U.S. Treasury Notes 0.625% - 1.250% due 08/31/2017 - 11/30/2018	(107,239)
MBC	0.090%	03/31/2014	04/01/2014	149,800	U.S. Treasury Inflation Protected Securities 2.000% due 07/15/2014	(51,026)	149,800	149,801
					U.S. Treasury Notes 0.250% - 1.500% due 08/15/2015 - 12/31/2018	(101,902)

178	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
NMO	0.100%	03/31/2014	04/01/2014	$30,000	U.S. Treasury Notes 1.625% due 11/15/2022	$(30,896)	$30,000	$30,000
NXN	0.080%	03/31/2014	04/01/2014	150,000	U.S. Treasury Inflation Protected Securities 0.125% - 3.875% due 04/15/2018 - 04/15/2029	(153,266)	150,000	150,000
RDR	0.080%	03/31/2014	04/01/2014	199,800	U.S. Treasury Notes 0.625% due 10/15/2016 - 05/31/2017	(204,158)	199,800	199,801
SSB	0.000%	03/31/2014	04/01/2014	4,941	Fannie Mae 2.260% due 10/17/2022	(5,041)	4,941	4,941

Total Repurchase Agreements						$(1,041,795)	$1,020,541	$1,020,563

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BCY	$10,020	$0	$0	$0	$10,020	$(9,767)	$253
BOM	49,800	0	0	0	49,800	(50,915)	(1,115)
BOS	32,500	0	0	0	32,500	(33,125)	(625)
DEU	9,600	0	0	0	9,600	(9,827)	(227)
FOB	71,300	0	0	0	71,300	(72,803)	(1,503)
GRE	174,800	0	0	0	174,800	(178,341)	(3,541)
IND	25,000	0	0	0	25,000	(25,568)	(568)
JPS	113,000	0	0	0	113,000	(115,710)	(2,710)
MBC	149,801	0	0	0	149,801	(152,928)	(3,127)
NMO	30,000	0	0	0	30,000	(30,896)	(896)
NXN	150,000	0	0	0	150,000	(153,266)	(3,266)
RDR	199,801	0	0	0	199,801	(204,158)	(4,357)
SSB	4,941	0	0	0	4,941	(5,041)	(100)

Total Borrowings and Other Financing Transactions	$1,020,563	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$2,051,147	$0	$2,051,147
Industrials	0	160,102	0	160,102
Utilities	0	29,577	0	29,577
Municipal Bonds & Notes
California	0	455	0	455
Colorado	0	1,965	0	1,965
Texas	0	1,300	0	1,300
U.S. Government Agencies	0	1,292,802	0	1,292,802
U.S. Treasury Obligations	0	76,494	0	76,494

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Asset-Backed Securities	$0	$52,210	$0	$52,210
Sovereign Issues	0	660,201	0	660,201
Short-Term Instruments
Certificates of Deposit	0	88,820	0	88,820
Commercial Paper	0	298,933	0	298,933
Repurchase Agreements	0	1,020,541	0	1,020,541
Short-Term Notes	0	1,102,672	0	1,102,672

Total Investments	$0	$6,837,219	$0	$6,837,219

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	179

Schedule of Investments PIMCO U.S. Government Sector Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.6%

CORPORATE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%
Totem Ocean Trailer Express, Inc.
4.514% due 12/18/2019	$300	$314

Total Corporate Bonds & Notes (Cost $301)		314

MUNICIPAL BONDS & NOTES 0.2%

CALIFORNIA 0.1%
Los Angeles Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2007
4.500% due 07/01/2025	1,920	2,083

IOWA 0.1%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	1,855	1,858

NEW YORK 0.0%
Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.250% due 09/15/2023	1,100	1,204

Total Municipal Bonds & Notes (Cost $4,747)		5,145

U.S. GOVERNMENT AGENCIES 20.8%
Egypt Government AID Bond
4.450% due 09/15/2015	35,000	37,079
Fannie Mae
0.201% due 12/25/2036	910	889
0.274% due 03/25/2034	920	914
0.284% due 03/25/2036	568	536
0.374% due 07/25/2032	662	651
0.394% due 06/25/2033	358	345
0.414% due 06/25/2032	1	1
0.474% due 03/25/2032	447	424
0.494% due 11/25/2032	3	3
0.500% due 03/30/2016	46,000	46,057
0.504% due 05/25/2042	354	354
0.604% due 08/25/2021 - 03/25/2022	35	35
0.754% due 08/25/2022	9	9
0.854% due 04/25/2022	20	20
1.054% due 04/25/2032	336	344
1.125% due 04/27/2017 (c)	100,000	100,584
1.329% due 10/01/2044	1,741	1,797
1.332% due 02/01/2041 - 09/01/2044	5,242	5,396
1.532% due 11/01/2030	1	1
1.780% due 03/01/2035	1,049	1,094
1.970% due 02/01/2026	9	9
1.984% due 11/01/2035	373	394
2.034% due 11/01/2020	10	10
2.041% due 11/01/2035	457	483
2.061% due 06/01/2021	713	748
2.091% due 09/01/2033	2	2
2.125% due 12/01/2032	5	5
2.236% due 07/01/2018	121	124
2.244% due 05/01/2025	8	9
2.250% due 03/15/2016 - 10/01/2032	54,327	56,267
2.251% due 06/01/2032	1	1
2.269% due 12/01/2022	25	27
2.270% due 09/01/2028	7	7

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.286% due 01/01/2036	$3,565	$3,789
2.300% due 12/01/2029	4	4
2.302% due 09/01/2031	42	45
2.362% due 12/01/2035	120	127
2.375% due 05/01/2022	8	8
2.392% due 12/01/2029	8	8
2.395% due 12/01/2029	22	22
2.400% due 12/01/2031 - 05/01/2032	6	7
2.405% due 08/01/2036	329	349
2.722% due 10/01/2025	28	30
2.723% due 03/01/2026	4	4
2.747% due 03/01/2018	8	8
2.750% due 09/01/2017 - 01/01/2018	15	15
3.222% due 08/01/2028	11	11
4.000% due 05/01/2030 - 12/01/2041	4,741	4,937
4.125% due 06/01/2025	7	7
4.500% due 04/01/2028 - 10/01/2041	1,466	1,569
4.650% due 08/01/2014	3	3
5.025% due 09/01/2026	256	261
5.650% due 11/01/2014	1	1
6.000% due 06/01/2037	150	167
Freddie Mac
0.000% due 12/11/2025	9,084	5,964
0.394% due 07/25/2031	328	318
0.655% due 06/15/2030 - 12/15/2032	148	149
0.705% due 06/15/2031	71	72
0.855% due 02/15/2027	10	10
0.875% due 03/07/2018	47,600	46,679
1.000% due 03/08/2017	27,700	27,792
1.332% due 10/25/2044 - 02/25/2045	4,611	4,657
1.532% due 07/25/2044	2,251	2,281
2.003% due 02/01/2024	32	34
2.145% due 08/01/2019	23	24
2.199% due 07/01/2020	58	62
2.209% due 03/01/2035	325	328
2.265% due 04/01/2027	4	4
2.333% due 05/01/2032	17	17
2.350% due 02/01/2032	5	5
2.354% due 12/01/2031	1	1
2.355% due 03/01/2025 - 02/01/2032	15	16
2.356% due 08/01/2031	2	2
2.375% due 12/01/2031	53	54
2.426% due 02/01/2035	1,859	1,965
2.461% due 06/01/2035	4,702	5,019
2.501% due 07/01/2029	13	14
2.556% due 01/01/2032	17	18
2.626% due 02/01/2018	13	14
3.225% due 08/01/2020	13	13
4.105% due 02/01/2025	7	7
4.500% due 04/02/2014 - 09/15/2035	64,584	65,216
5.000% due 01/15/2034	10,336	11,185
5.400% due 03/17/2021	500	549
5.500% due 08/15/2030 - 10/01/2039	594	655
6.500% due 10/25/2043	1,001	1,109
Ginnie Mae
1.625% due 04/20/2023 - 04/20/2032	2,081	2,165
2.000% due 10/20/2024 - 05/20/2030	282	294

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 05/20/2034	$34,715	$37,664
Israel Government AID Bond
0.000% due 11/01/2024	133,000	92,635
5.500% due 09/18/2023	61,330	72,755
Residual Funding Corp. Strips
0.000% due 10/15/2019 - 01/15/2030	18,080	10,201
Small Business Administration
0.875% due 05/25/2021 - 01/25/2022	283	284
1.000% due 03/25/2025 - 07/25/2025	274	276
1.100% due 01/25/2019	231	233
4.500% due 03/01/2023	380	407
4.760% due 09/01/2025	12,075	12,868
4.770% due 04/01/2024	3,153	3,357
4.930% due 01/01/2024	2,182	2,354
5.240% due 08/01/2023	1,299	1,400
7.060% due 11/01/2019	219	243
7.220% due 11/01/2020	240	255
U.S. Department of Housing and Urban Development
4.930% due 08/01/2014	2,205	2,209
5.190% due 08/01/2016	2,870	2,877

Total U.S. Government Agencies (Cost $641,263)		682,701

U.S. TREASURY OBLIGATIONS 63.9%
U.S. Treasury Bonds
5.500% due 08/15/2028 (e)	3,545	4,533
8.000% due 11/15/2021	44,700	62,369
8.125% due 05/15/2021	100,000	138,832
U.S. Treasury Notes
0.250% due 10/31/2014	40,000	40,044
0.250% due 11/30/2014	4,200	4,205
0.250% due 02/28/2015	13,300	13,315
0.500% due 10/15/2014 (e)	43,127	43,227
0.625% due 08/31/2017	133,200	130,978
0.875% due 11/30/2016	380,000	381,381
0.875% due 01/31/2018	188,000	184,996
1.250% due 09/30/2015	28,000	28,428
1.250% due 11/30/2018	450,000	442,301
1.875% due 09/30/2017 (e)	260,000	266,449
2.625% due 11/15/2020	130,000	133,397
2.750% due 11/15/2023	25,200	25,318
3.625% due 08/15/2019 (g)	129,151	141,077
3.625% due 02/15/2021	48,367	52,630

Total U.S. Treasury Obligations (Cost $2,113,454)		2,093,480

MORTGAGE-BACKED SECURITIES 5.6%
Bear Stearns Adjustable Rate Mortgage Trust
2.405% due 04/25/2033	109	111
2.504% due 04/25/2033	226	231
2.591% due 04/25/2033	11	11
2.652% due 11/25/2034	2,004	2,019
2.667% due 02/25/2033	60	57
2.781% due 01/25/2034	554	557
Bear Stearns Alt-A Trust
0.314% due 02/25/2034	3,183	3,045
2.601% due 11/25/2036	29,772	20,956
2.671% due 11/25/2036	21,113	15,776
CBA Commercial Small Balance Commercial Mortgage
0.434% due 12/25/2036	1,352	1,057
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.404% due 08/25/2035	985	898

180	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
2.540% due 05/25/2035	$1,608	$1,580
Countrywide Alternative Loan Trust
0.314% due 02/25/2047	978	856
0.334% due 05/25/2047	6,301	5,273
0.337% due 02/20/2047	9,346	6,736
0.354% due 05/25/2036	621	502
0.364% due 05/25/2035	1,278	1,077
0.367% due 03/20/2046	6,917	5,172
0.434% due 12/25/2035	421	376
1.129% due 02/25/2036	569	504
5.500% due 03/25/2036	2,770	2,257
Countrywide Home Loan Mortgage Pass-Through Trust
0.384% due 05/25/2035	2,004	1,721
0.444% due 04/25/2035	410	338
0.484% due 02/25/2035	1,255	1,186
0.494% due 02/25/2035	780	697
2.550% due 09/20/2036 ^	8,094	5,914
2.556% due 04/25/2035	757	595
Credit Suisse First Boston Mortgage Securities Corp.
2.277% due 06/25/2032	42	31
Downey Savings & Loan Association Mortgage Loan Trust
0.416% due 08/19/2045	1,030	924
First Republic Bank Mortgage Pass-Through Certificates
0.634% due 06/25/2030	357	357
First Republic Mortgage Loan Trust
0.655% due 11/15/2030	397	406
Greenpoint Mortgage Funding Trust
0.374% due 06/25/2045	978	871
GSR Mortgage Loan Trust
2.585% due 04/25/2036	8,096	7,656
HarborView Mortgage Loan Trust
0.286% due 03/19/2037	2,402	2,005
0.376% due 05/19/2035	2,685	2,353
0.896% due 02/19/2034	322	317
Impac CMB Trust
1.154% due 07/25/2033	103	95
IndyMac Mortgage Loan Trust
0.474% due 02/25/2035	3,860	3,549
JPMorgan Mortgage Trust
2.629% due 02/25/2036	2,239	2,008
2.755% due 07/25/2035	1,900	1,902
MASTR Adjustable Rate Mortgages Trust
2.397% due 05/25/2034	361	357
MASTR Asset Securitization Trust
5.500% due 09/25/2033	188	196
Merrill Lynch Mortgage Investors Trust
1.834% due 12/25/2032	162	163
Prime Mortgage Trust
5.000% due 02/25/2019	84	85
Residential Accredit Loans, Inc. Trust
0.454% due 08/25/2035	2,051	1,628
0.554% due 03/25/2033	1,000	990
1.491% due 09/25/2045	838	689
Residential Asset Mortgage Products Trust
8.500% due 10/25/2031	822	916
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	50	53
Sequoia Mortgage Trust
0.507% due 07/20/2033	1,805	1,812
0.627% due 07/20/2033	1,269	1,087
0.856% due 10/19/2026	977	966
Structured Adjustable Rate Mortgage Loan Trust
1.526% due 01/25/2035	691	560

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Mortgage Investments Trust
0.374% due 05/25/2036	$26,102	$19,658
0.736% due 07/19/2034	373	370
0.856% due 03/19/2034	683	676
Structured Asset Securities Corp.
2.646% due 10/28/2035	805	762
WaMu Mortgage Pass-Through Certificates
0.414% due 11/25/2045	2,160	2,005
0.424% due 12/25/2045	1,232	1,160
0.859% due 01/25/2047	1,776	1,713
0.939% due 12/25/2046	3,546	3,306
1.111% due 06/25/2046	4,928	4,845
1.135% due 02/25/2046	3,514	3,282
1.331% due 11/25/2042	680	660
2.283% due 05/25/2046	790	694
2.284% due 07/25/2046	8,370	7,897
2.284% due 08/25/2046	20,834	19,006
2.284% due 09/25/2046	3,544	3,375
2.284% due 10/25/2046	1,694	1,547
2.284% due 12/25/2046	1,822	1,717
2.408% due 03/25/2034	241	243
Washington Mutual Mortgage Loan Trust
1.328% due 05/25/2041	145	144
Washington Mutual MSC Mortgage Pass-Through Certificates
2.066% due 02/25/2033	18	18
2.225% due 02/25/2033	2	2
2.225% due 05/25/2033	49	49
Wells Fargo Mortgage-Backed Securities Trust
2.496% due 11/25/2033	75	79

Total Mortgage-Backed Securities (Cost $221,573)		184,686

ASSET-BACKED SECURITIES 0.5%
Asset-Backed Securities Corp. Home Equity Loan Trust
0.234% due 05/25/2037	38	24
0.675% due 06/15/2031	273	266
0.695% due 11/15/2031	30	28
Bear Stearns Asset-Backed Securities Trust
0.224% due 12/25/2036	114	113
0.264% due 11/25/2036	3,659	3,092
0.814% due 10/25/2032	68	65
Carrington Mortgage Loan Trust
0.204% due 12/25/2036	226	223
0.474% due 10/25/2035	284	283
CIT Group Home Equity Loan Trust
0.694% due 06/25/2033	252	233
Conseco Finance Securitizations Corp.
7.970% due 05/01/2032	1,163	821
Countrywide Asset-Backed Certificates
0.334% due 09/25/2036	1,225	1,190
0.344% due 06/25/2036	874	849
Credit Suisse First Boston Mortgage Securities Corp.
0.774% due 01/25/2032	114	106
Credit-Based Asset Servicing and Securitization LLC
0.224% due 01/25/2037 ^	1,333	562
GE-WMC Mortgage Securities Trust
0.194% due 08/25/2036	100	46
GSAMP Trust
0.224% due 12/25/2036	701	359
0.334% due 11/25/2035	221	41
Home Equity Asset Trust
1.074% due 02/25/2033	1	1
HSI Asset Securitization Corp. Trust
0.204% due 10/25/2036	198	102
IXIS Real Estate Capital Trust
0.214% due 05/25/2037	44	16

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Acquisition Trust
0.214% due 03/25/2047	$343	$331
0.234% due 08/25/2036	50	20
L.A. Arena Funding LLC
7.656% due 12/15/2026	50	57
Lehman ABS Mortgage Loan Trust
0.244% due 06/25/2037	847	474
Long Beach Mortgage Loan Trust
0.714% due 10/25/2034	1,548	1,413
MASTR Asset-Backed Securities Trust
0.204% due 11/25/2036	132	57
Merrill Lynch Mortgage Investors Trust
0.274% due 02/25/2037	432	196
Mid-State Trust
7.340% due 07/01/2035	164	178
Morgan Stanley ABS Capital, Inc. Trust
0.214% due 05/25/2037	498	307
Morgan Stanley IXIS Real Estate Capital Trust
0.204% due 11/25/2036	50	23
Morgan Stanley Mortgage Loan Trust
0.224% due 01/25/2047	322	321
New Century Home Equity Loan Trust
0.334% due 05/25/2036	1,138	743
0.414% due 06/25/2035	77	77
Renaissance Home Equity Loan Trust
0.854% due 08/25/2032	2	2
Salomon Brothers Mortgage Securities, Inc.
1.538% due 01/25/2032	147	135
Securitized Asset-Backed Receivables LLC Trust
0.214% due 12/25/2036 ^	2,047	720
0.234% due 11/25/2036 ^	809	344
Soundview Home Loan Trust
0.214% due 11/25/2036	691	266
0.234% due 06/25/2037	424	249
Specialty Underwriting & Residential Finance Trust
0.214% due 01/25/2038	37	37
Structured Asset Securities Corp.
0.254% due 01/25/2037	291	285
0.554% due 05/25/2034	102	102

Total Asset-Backed Securities (Cost $20,952)		14,757

SHORT-TERM INSTRUMENTS 4.6%

REPURCHASE AGREEMENTS (b) 0.8%
		25,700

SHORT-TERM NOTES 3.8%
Fannie Mae
0.120% due 09/24/2014	101,800	101,780
Freddie Mac
0.120% due 07/11/2014	24,400	24,398

		126,178

U.S. TREASURY BILLS 0.0%
0.096% due 08/07/2014 - 03/05/2015 (a)(e)(g)	529	528

Total Short-Term Instruments (Cost $152,361)		152,406

Total Investments in Securities (Cost $3,154,651)		3,133,489

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	181

Schedule of Investments PIMCO U.S. Government Sector Portfolio (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.6%

SHORT-TERM INSTRUMENTS 1.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.6%
PIMCO Short-Term Floating NAV Portfolio	5,237,054	$52,397

Total Short-Term Instruments (Cost $52,402)		52,397

Total Investments in Affiliates (Cost $52,402)		52,397

Total Investments 97.2% (Cost $3,207,053)		$3,185,886

Financial Derivative Instruments (d)(f) 0.2% (Cost or Premiums, net $(3,604))		5,702

Other Assets and Liabilities, net 2.6%		85,674

Net Assets 100.0%		$3,277,262

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.080%	03/31/2014	04/01/2014	$14,600	U.S. Treasury Bonds 4.500% due 08/15/2039	$(14,956)	$14,600	$14,600
GRE	0.060%	03/18/2014	04/01/2014	11,100	U.S. Treasury Notes 0.625% due 05/31/2017	(11,293)	11,100	11,100

Total Repurchase Agreements						$(26,249)	$25,700	$25,700

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
GRE	(0.440%)	03/18/2014	04/01/2014	$(11,138)	$(11,136)

Total Reverse Repurchase Agreements					$(11,136)

(2)

As of March 31, 2014, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $236,224 at a weighted average interest rate of 0.014%.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	4.000%	05/01/2044	$17,000	$(17,589)	$(17,606)
Fannie Mae	4.500%	04/01/2044	3,000	(3,205)	(3,201)

				$(20,794)	$(20,807)

Total Short Sales				$(20,794)	$(20,807)

182	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(c)	Securities with an aggregate market value of $11,064 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BOS	$14,600	$0	$0	$0	$14,600	$(14,956)	$(356)
GRE	11,100	(11,136)	0	0	(36)	(233)	(269)

Master Securities Forward Transaction Agreement
BOA	0	0	0	(3,201)	(3,201)	0	(3,201)
FOB	0	0	0	(17,606)	(17,606)	0	(17,606)

Total Borrowings and Other Financing Transactions	$25,700	$(11,136)	$0	$(20,807)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note June Futures	$113.000	05/23/2014	4,490	$39	$33

Total Purchased Options				$39	$33

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$122.500	05/23/2014	2,625	$(938)	$(1,354)
Call - CBOT U.S. Treasury 10-Year Note June Futures	126.000	05/23/2014	2,625	(1,105)	(428)

				$(2,043)	$(1,782)

Total Written Options				$(2,043)	$(1,782)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2014	14,480	$2,414	$181	$0
90-Day Eurodollar December Futures	Long	12/2015	8,089	(2,095)	809	0
90-Day Eurodollar June Futures	Long	06/2015	16,000	3,566	1,000	0
90-Day Eurodollar June Futures	Long	06/2016	10,500	(1,856)	656	0
90-Day Eurodollar March Futures	Long	03/2015	9,910	3,615	372	0
90-Day Eurodollar March Futures	Long	03/2016	12,201	(6,866)	1,068	0
90-Day Eurodollar September Futures	Long	09/2015	16,700	126	1,461	0
U.S. Treasury 5-Year Note June Futures	Long	06/2014	23,183	(21,217)	1,449	0
U.S. Treasury 10-Year Note June Futures	Long	06/2014	5,043	(2,212)	0	(315)

Total Futures Contracts				$(24,525)	$6,996	$(315)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	183

Schedule of Investments PIMCO U.S. Government Sector Portfolio (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	$329,000	$(365)	$(14,294)	$1,605	$0
Receive	3-Month USD-LIBOR	3.750%	06/18/2044	108,000	(3,549)	(2,834)	548	0

					$(3,914)	$(17,128)	$2,153	$0

Total Swap Agreements					$(3,914)	$(17,128)	$2,153	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(e)	Securities with an aggregate market value of $57,849 and cash of $45,629 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$33	$6,996	$2,153	$9,182	$(1,782)	$(315)	$0	$(2,097)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.640%	06/11/2014	$	160,000	$(560)	$(318)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040%	06/11/2014		160,000	(1,040)	(1,065)

								$(1,600)	$(1,383)

Total Written Options								$(1,600)	$(1,383)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount	Premiums
Balance at 03/31/2013	0	$0	$0
Sales	5,250	320,000	(3,643)
Closing Buys	0	0	0
Expirations	0	0	0
Exercised	0	0	0

Balance at 03/31/2014	5,250	$320,000	$(3,643)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of March 31, 2014:

(g)	Securities with an aggregate market value of $1,612 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure (1)
DUB	$0	$0	$0	$0	$0	$(1,383)	$0	$(1,383)	$(1,383)	$1,612	$229

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

184	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$33	$33
Futures	0	0	0	0	6,996	6,996
Swap Agreements	0	0	0	0	2,153	2,153

	$0	$0	$0	$0	$9,182	$9,182

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,782	$1,782
Futures	0	0	0	0	315	315

	$0	$0	$0	$0	$2,097	$2,097

Over the counter
Written Options	$0	$0	$0	$0	$1,383	$1,383

	$0	$0	$0	$0	$3,480	$3,480

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(43)	$(43)
Futures	0	0	0	0	7,480	7,480
Swap Agreements	0	0	0	0	(2,176)	(2,176)

	$0	$0	$0	$0	$5,261	$5,261

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(6)	$(6)
Written Options	0	0	0	0	261	261
Futures	0	0	0	0	(41,296)	(41,296)
Swap Agreements	0	0	0	0	(17,128)	(17,128)

	$0	$0	$0	$0	$(58,169)	$(58,169)

Over the counter
Written Options	$0	$0	$0	$0	$217	$217

	$0	$0	$0	$0	$(57,952)	$(57,952)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	185

Schedule of Investments PIMCO U.S. Government Sector Portfolio (Cont.)

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$314	$0	$314
Municipal Bonds & Notes
California	0	2,083	0	2,083
Iowa	0	1,858	0	1,858
New York	0	1,204	0	1,204
U.S. Government Agencies	0	682,701	0	682,701
U.S. Treasury Obligations	0	2,093,480	0	2,093,480
Mortgage-Backed Securities	0	184,686	0	184,686
Asset-Backed Securities	0	14,757	0	14,757
Short-Term Instruments
Repurchase Agreements	0	25,700	0	25,700
Short-Term Notes	0	126,178	0	126,178
U.S. Treasury Bills	0	528	0	528
	$0	$3,133,489	$0	$3,133,489

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$52,397	$0	$0	$52,397

Total Investments	$52,397	$3,133,489	$0	$3,185,886

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(20,807)	$0	$(20,807)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$6,996	$2,186	$0	$9,182

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(315)	(1,782)	0	(2,097)
Over the counter	0	(1,383)	0	(1,383)
	$(315)	$(3,165)	$0	$(3,480)

Totals	$59,078	$3,111,703	$0	$3,170,781

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

186	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Schedule of Investments PIMCO International Portfolio

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 84.0%

CANADA 12.6%

SOVEREIGN ISSUES 12.6%
Canada Government International Bond
3.750% due 06/01/2019	CAD	1,210	$1,205
4.000% due 06/01/2041		580	624
4.250% due 06/01/2018		1,300	1,306
Canada Housing Trust
2.650% due 03/15/2022		5,000	4,543
2.750% due 12/15/2015		100	93
Hydro-Quebec
2.000% due 06/30/2016		$4,500	4,627
Province of Ontario
2.850% due 06/02/2023	CAD	15,000	13,255
4.000% due 06/02/2021		5,500	5,376
4.200% due 06/02/2020		54,900	54,479
4.400% due 06/02/2019		55,700	55,697
4.650% due 06/02/2041		3,300	3,358
6.200% due 06/02/2031		7,000	8,282
Province of Quebec
4.500% due 12/01/2018		21,800	21,806
4.500% due 12/01/2020		25,000	25,131
5.000% due 12/01/2041		8,000	8,385
6.250% due 06/01/2032		10,000	11,781

Total Canada (Cost $231,530)			219,948

DENMARK 2.9%

CORPORATE BONDS & NOTES 2.9%
Nykredit Realkredit A/S
2.000% due 04/01/2014	DKK	275,000	50,744

Total Denmark (Cost $50,117)			50,744

FRANCE 0.4%

SOVEREIGN ISSUES 0.4%
Societe Financement de l’Economie Francaise
2.875% due 09/22/2014		$7,500	7,594

Total France (Cost $7,496)			7,594

GERMANY 2.4%

CORPORATE BONDS & NOTES 2.4%
FMS Wertmanagement AoeR
2.375% due 12/15/2014	EUR	29,800	41,695

Total Germany (Cost $38,662)			41,695

ITALY 12.2%

SOVEREIGN ISSUES 12.2%
Italy Buoni Poliennali Del Tesoro
2.500% due 03/01/2015	EUR	9,000	12,613
2.500% due 05/01/2019		75,000	106,155
4.500% due 07/15/2015		64,000	92,495

Total Italy (Cost $205,738)			211,263

NETHERLANDS 5.5%

SOVEREIGN ISSUES 5.5%
Netherlands Government Bond
3.500% due 07/15/2020	EUR	35,000	55,193
4.500% due 07/15/2017		25,500	39,787

Total Netherlands (Cost $86,876)			94,980

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORWAY 0.4%

SOVEREIGN ISSUES 0.4%
Kommunalbanken A/S
1.750% due 10/05/2015		$7,500	$7,654

Total Norway (Cost $7,626)			7,654

SPAIN 21.9%

SOVEREIGN ISSUES 21.9%
Spain Government International Bond
2.750% due 04/30/2019	EUR	100,400	144,336
3.000% due 04/30/2015		95,600	135,106
3.250% due 04/30/2016		25,000	36,181
3.750% due 10/31/2015		30,200	43,612
4.750% due 07/30/2014		15,000	20,966

Total Spain (Cost $375,203)			380,201

SWEDEN 6.1%

SOVEREIGN ISSUES 6.1%
Sweden Government International Bond
6.750% due 05/05/2014	SEK	680,000	105,637

Total Sweden (Cost $102,948)			105,637

UNITED KINGDOM 5.4%

SOVEREIGN ISSUES 5.4%
United Kingdom Gilt
5.000% due 03/07/2018	GBP	50,000	94,469

Total United Kingdom (Cost $84,882)			94,469

UNITED STATES 9.2%

ASSET-BACKED SECURITIES 2.1%
AFC Home Equity Loan Trust
0.864% due 12/22/2027		$5	5
Amortizing Residential Collateral Trust
0.734% due 07/25/2032		58	54
0.854% due 10/25/2031		429	384
Argent Securities Trust
0.244% due 07/25/2036		1,739	707
Asset-Backed Funding Certificates Trust
0.854% due 06/25/2034		676	633
Asset-Backed Securities Corp. Home Equity Loan Trust
0.234% due 05/25/2037		75	48
Bear Stearns Asset-Backed Securities Trust
0.644% due 06/25/2036		1,259	1,243
0.814% due 10/25/2032		225	215
BNC Mortgage Loan Trust
0.254% due 05/25/2037		411	392
Carrington Mortgage Loan Trust
0.474% due 10/25/2035		203	202
CIT Group Home Equity Loan Trust
0.694% due 06/25/2033		30	28
Countrywide Asset-Backed Certificates
0.254% due 07/25/2037		10,310	9,924
0.254% due 08/25/2037		716	709
0.254% due 05/25/2047		13	12
0.344% due 06/25/2036		2,621	2,547
0.894% due 05/25/2032		153	146
Credit Suisse First Boston Mortgage Securities Corp.
0.774% due 01/25/2032		174	163
Credit-Based Asset Servicing and Securitization LLC
0.214% due 11/25/2036		57	31
0.224% due 01/25/2037 ^		398	168

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Equity One Mortgage Pass-Through Trust
0.454% due 04/25/2034	$523	$449
Home Equity Asset Trust
0.754% due 11/25/2032	1	1
HSI Asset Securitization Corp. Trust
0.204% due 10/25/2036	46	24
Lehman XS Trust
0.304% due 04/25/2037 ^	151	109
Long Beach Mortgage Loan Trust
0.714% due 10/25/2034	28	25
Merrill Lynch Mortgage Investors Trust
0.234% due 09/25/2037	45	12
Morgan Stanley ABS Capital, Inc. Trust
0.214% due 05/25/2037	138	85
0.254% due 11/25/2036	11,022	6,812
Park Place Securities, Inc.
0.414% due 09/25/2035	185	183
SLM Student Loan Trust
1.739% due 04/25/2023	11,105	11,469
Soundview Home Loan Trust
0.214% due 11/25/2036	345	133
Structured Asset Securities Corp.
0.554% due 05/25/2034	4	4
1.655% due 04/25/2035	21	20
Washington Mutual Asset-Backed Certificates Trust
0.214% due 10/25/2036	38	17

		36,954

CORPORATE BONDS & NOTES 1.5%
Cardinal Health, Inc.
6.000% due 06/15/2017	2,600	2,912
Computer Sciences Corp.
6.500% due 03/15/2018	4,600	5,305
Maytag Corp.
5.000% due 05/15/2015	5,700	5,936
Mohawk Industries, Inc.
6.125% due 01/15/2016	6,000	6,503
Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018	5,000	5,790

		26,446

MORTGAGE-BACKED SECURITIES 2.4%
American Home Mortgage Investment Trust
2.173% due 10/25/2034	19	19
Bear Stearns Alt-A Trust
2.327% due 01/25/2036 ^	2,099	1,612
2.545% due 08/25/2036 ^	63	46
Citigroup Mortgage Loan Trust, Inc.
2.605% due 08/25/2035	135	133
Countrywide Alternative Loan Trust
0.314% due 02/25/2047	255	223
0.337% due 02/20/2047	10,677	7,696
0.344% due 08/25/2046	394	292
0.344% due 11/25/2046	653	502
0.367% due 03/20/2046	872	652
0.414% due 12/25/2035	109	97
0.434% due 12/25/2035	421	376
0.434% due 02/25/2037	297	233
0.454% due 08/25/2035	934	808
0.454% due 12/25/2035	1,758	1,464
0.504% due 09/25/2035	3,334	2,913
Countrywide Home Loan Mortgage Pass-Through Trust
0.384% due 05/25/2035	316	271
0.444% due 03/25/2035	1,360	1,013
0.444% due 04/25/2035	16	14

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	187

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.474% due 03/25/2035	$8,132	$6,192
0.484% due 02/25/2035	23	22
0.754% due 03/25/2035	63	56
0.914% due 09/25/2034	26	25
2.672% due 08/25/2034	79	75
Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	34	35
Deutsche ALT-B Securities, Inc.
0.254% due 10/25/2036 ^	8	5
Downey Savings & Loan Association Mortgage Loan Trust
0.366% due 03/19/2045	1,273	1,170
0.416% due 08/19/2045	468	420
0.486% due 09/19/2045	3,004	2,306
Greenpoint Mortgage Funding Trust
0.384% due 06/25/2045	3,021	2,609
HarborView Mortgage Loan Trust
0.396% due 06/19/2035	774	679
0.396% due 01/19/2036	236	153
0.396% due 03/19/2036	2,863	2,099
0.406% due 01/19/2036	3,732	2,577
0.466% due 11/19/2035	514	444
0.486% due 09/19/2035	43	33
0.497% due 06/20/2035	116	110
Nomura Asset Acceptance Corp.
2.499% due 10/25/2035	57	52
Residential Accredit Loans, Inc. Trust
0.364% due 04/25/2046	223	111
Sequoia Mortgage Trust
0.507% due 07/20/2033	1,561	1,567
0.739% due 10/20/2034	682	655
0.856% due 10/19/2026	21	21
Structured Asset Mortgage Investments Trust
0.736% due 07/19/2034	12	12
Thornburg Mortgage Securities Trust
0.694% due 03/25/2044	218	192
WaMu Mortgage Pass-Through Certificates
0.444% due 10/25/2045	58	54
0.464% due 01/25/2045	34	33
0.474% due 01/25/2045	35	33
0.474% due 07/25/2045	35	33
0.939% due 12/25/2046	266	248
1.331% due 11/25/2042	5	5
1.531% due 08/25/2042	23	22
2.034% due 02/27/2034	18	18
2.284% due 10/25/2046	79	72
2.284% due 11/25/2046	640	613
Wells Fargo Mortgage-Backed Securities Trust
2.618% due 09/25/2034	276	284
2.624% due 04/25/2036	32	32

		41,431

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 0.6%
Fannie Mae
0.274% due 03/25/2034	$24	$23
0.304% due 08/25/2034	16	16
0.504% due 09/25/2042	64	63
0.554% due 06/25/2029	6	6
2.011% due 12/01/2034	18	19
2.485% due 11/01/2034	71	76
2.633% due 12/01/2030	4	4
6.000% due 07/25/2044	35	39
7.000% due 09/25/2023	31	35
8.800% due 01/25/2019	47	52
Freddie Mac
0.304% due 09/25/2035	3,182	3,163
0.385% due 02/15/2019	1,999	2,002
0.434% due 09/25/2031	46	43
0.605% due 12/15/2031	3	2
1.332% due 10/25/2044 - 02/25/2045	219	221
1.532% due 07/25/2044	45	46
2.470% due 10/01/2036	110	117
4.500% due 02/15/2020	10	10
6.500% due 07/15/2028	623	698
Ginnie Mae
1.625% due 03/20/2022 - 09/20/2026	437	454
2.000% due 09/20/2024 - 06/20/2030	1,065	1,113
6.000% due 08/20/2034	887	1,003
7.500% due 02/16/2030	962	1,120
Small Business Administration
4.625% due 02/01/2025	62	66
5.090% due 10/01/2025	33	35

		10,426

U.S. TREASURY OBLIGATIONS 2.6%
U.S. Treasury Notes
0.090% due 01/31/2016 †	100	100
0.250% due 08/31/2014 †	200	200
1.250% due 10/31/2018 (d)(f)	46,000	45,281

		45,581

Total United States (Cost $173,155)		160,838

SHORT-TERM INSTRUMENTS 5.0%

REPURCHASE AGREEMENTS (b) 0.0%
		671

SHORT-TERM NOTES 0.1%
Federal Home Loan Bank
0.060% due 04/10/2014 †	$200	200

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.065% due 04/16/2014 †		$200	$200
0.070% due 05/02/2014 †		800	800
0.095% due 04/11/2014 †		200	200

			1,400

ITALY TREASURY BILLS 1.4%
1.091% due 09/12/2014 (a)	EUR	17,000	23,371

SPAIN TREASURY BILLS 3.1%
0.963% due 09/19/2014		38,800	53,358

U.S. TREASURY BILLS 0.4%
0.059% due 04/17/2014 - 09/04/2014 (a)(d)(f)†		$6,477	6,476

Total Short-Term Instruments (Cost $83,674)			85,276

Total Investments in Securities (Cost $1,447,907)			1,460,299

		SHARES
INVESTMENTS IN AFFILIATES 14.4%

SHORT-TERM INSTRUMENTS 14.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 14.4%
PIMCO Short-Term Floating NAV Portfolio III		25,118,139	250,955

Total Short-Term Instruments (Cost $250,930)			250,955

Total Investments in Affiliates (Cost $250,930)			250,955

Total Investments 98.4% (Cost $1,698,837)			$1,711,254

Financial Derivative Instruments (c)(e) (0.2%) (Cost or Premiums, net $837)			(3,024)

Other Assets and Liabilities, net 1.8%			31,545

Net Assets 100.0%			$1,739,775

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.

188	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%†	03/31/2014	04/01/2014	$671	Fannie Mae 2.260% due 10/17/2022	$(690)	$671	$671

Total Repurchase Agreements						$(690)	$671	$671

(1)	Includes accrued interest.

As of March 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $49,815 at a weighted average interest rate of 0.250%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
PIMCO International Portfolio
Global/Master Repurchase Agreement
SSB	$503	$0	$0	$0	$503	$(514)	$(11)

PIMCO Cayman Japan Fund II, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
SSB	168	0	0	0	168	(176)	(8)

Total Borrowings and Other Financing Transactions	$671	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	Long	12/2014	775	$182	$0	$(67)
3-Month Euribor June Futures	Long	06/2015	775	352	0	(80)
3-Month Euribor September Futures	Long	09/2015	775	445	0	(107)
90-Day Euribor March Futures	Long	03/2015	775	256	0	(66)

Total Futures Contracts				$1,235	$0	$(320)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill	1.700%	06/19/2017	CAD	125,000	$340	$785	$0	$(49)
Pay	3-Month CAD-Bank Bill	3.300%	06/19/2024		17,700	565	504	0	(42)
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	13,300,000	(2,777)	(3,501)	140	0

Total Swap Agreements						$(1,872)	$(2,212)	$140	$(91)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	189

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(d)	Securities with an aggregate market value of $1,821 and cash of $2,040 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO International Portfolio (1)	$0	$0	$140	$140	$0	$(320)	$(91)	$(411)
PIMCO Cayman Japan Fund II, Ltd. (Subsidiary) (1)	0	0	0	0	0	0	0	0

Total Exchange-Traded or Centrally Cleared	$0	$0	$140	$140	$0	$(320)	$(91)	$(411)

(1)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
BOA	04/2014			CAD	58,933	$		53,003	$0	$(287)
	04/2014			EUR	76,497			104,992	0	(394)
	04/2014		$		338,215		EUR	245,249	0	(348)
	05/2014			EUR	245,249	$		338,198	353	0

BPS	04/2014			CAD	3,567			3,216	0	(10)
	04/2014			DKK	206,310			37,624	0	(445)
	04/2014			EUR	1,679			2,314	1	0

BRC	04/2014				127,584			175,618	0	(147)
	05/2014			JPY	14,995,800			147,977	2,658	0
	05/2014			SEK	695,119			107,089	0	(241)

CBK	04/2014			CAD	58,933			53,704	413	0
	04/2014			EUR	253,877			347,175	0	(2,579)
	05/2014	†		JPY	4,839,836			47,461	559	0

DUB	04/2014			CAD	55,368			49,968	0	(99)
	04/2014			DKK	73,980			13,522	0	(129)
	04/2014		$		2,408		EUR	1,746	0	(2)
	06/2014			GBP	55,016	$		92,059	388	0

FBF	04/2014			CAD	58,933			53,147	0	(143)

HUS	05/2014		$		10,382		EUR	7,543	9	0
	06/2014			EUR	11,900	$		15,900	0	(492)

RYL	04/2014		$		468,606		EUR	340,136	0	(17)
	05/2014			EUR	340,136	$		468,582	24	0

UAG	04/2014				127,494			174,412	0	(1,231)

Total Forward Foreign Currency Contracts									$4,405	$(6,564)

WRITTEN OPTIONS:

AS OF MARCH 31, 2014, THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	Notional Amount	Premiums
Balance at 03/31/2013	$0	$0
Sales	400,000	(1,410)
Closing Buys	(125,000)	262
Expirations	(275,000)	1,148
Exercised	0	0

Balance at 03/31/2014	$0	$0

190	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Computer Sciences Corp.	(1.160%	)	03/20/2018	0.498%	$	4,600	$(70)	$(51)	$0	$(121)
	Starwood Hotels & Resorts Worldwide, Inc.	(1.490%	)	06/20/2018	0.388%		5,000	566	(797)	0	(231)

DUB	Cardinal Health, Inc.	(0.610%	)	06/20/2017	0.181%		2,600	12	(48)	0	(36)
	Whirlpool Corp.	(0.650%	)	06/20/2015	0.085%		5,700	3	(44)	0	(41)

UAG	Mohawk Industries, Inc.	(1.550%	)	03/20/2016	0.196%		6,000	326	(491)	0	(165)

Total Swap Agreements								$837	$(1,431)	$0	$(594)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(f)	Securities with an aggregate market value of $3,585 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
PIMCO International Portfolio
BOA	$353	$0	$0	$353	$(1,029)	$0	$(352)	$(1,381)	$(1,028)	$674	$(354)
BPS	1	0	0	1	(455)	0	0	(455)	(454)	350	(104)
BRC	2,658	0	0	2,658	(388)	0	0	(388)	2,270	(2,570)	(300)
CBK	964	0	0	964	(2,579)	0	0	(2,579)	(1,615)	1,140	(475)
DUB	388	0	0	388	(230)	0	(77)	(307)	81	(470)	(389)
FBF	0	0	0	0	(143)	0	0	(143)	(143)	0	(143)
HUS	9	0	0	9	(492)	0	0	(492)	(483)	475	(8)
RYL	24	0	0	24	(17)	0	0	(17)	7	0	7
UAG	0	0	0	0	(1,231)	0	(165)	(1,396)	(1,396)	946	(450)

PIMCO Cayman Japan Fund II, Ltd. (Subsidiary)
CBK	8	0	0	8	0	0	0	0	8	0	8

Total Over the Counter	$4,405	$0	$0	$4,405	$(6,564)	$0	$(594)	$(7,158)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default . Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	191

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$140	$140

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,405	$0	$4,405

	$0	$0	$0	$4,405	$140	$4,545

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$320	$320
Swap Agreements	0	0	0	0	91	91

	$0	$0	$0	$0	$411	$411

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,564	$0	$6,564
Swap Agreements	0	594	0	0	0	594

	$0	$594	$0	$6,564	$0	$7,158

	$0	$594	$0	$6,564	$411	$7,569

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(4,854)	$(4,854)
Swap Agreements	0	0	0	0	(15,067)	(15,067)

	$0	$0	$0	$0	$(19,921)	$(19,921)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(9,873)	$0	$(9,873)
Written Options	0	0	0	1,147	0	1,147
Swap Agreements	0	(639)	0	0	0	(639)

	$0	$(639)	$0	$(8,726)	$0	$(9,365)

	$0	$(639)	$0	$(8,726)	$(19,921)	$(29,286)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,822	$3,822
Swap Agreements	0	0	0	0	(5,402)	(5,402)

	$0	$0	$0	$0	$(1,580)	$(1,580)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(26,005)	$0	$(26,005)
Swap Agreements	0	(22)	0	0	0	(22)

	$0	$(22)	$0	$(26,005)	$0	$(26,027)

	$0	$(22)	$0	$(26,005)	$(1,580)	$(27,607)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

192	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Canada
Sovereign Issues	$0	$219,948	$0	$219,948
Denmark
Corporate Bonds & Notes	0	50,744	0	50,744
France
Sovereign Issues	0	7,594	0	7,594
Germany
Corporate Bonds & Notes	0	41,695	0	41,695
Italy
Sovereign Issues	0	211,263	0	211,263
Netherlands
Sovereign Issues	0	94,980	0	94,980
Norway
Sovereign Issues	0	7,654	0	7,654
Spain
Sovereign Issues	0	380,201	0	380,201
Sweden
Sovereign Issues	0	105,637	0	105,637
United Kingdom
Sovereign Issues	0	94,469	0	94,469
United States
Asset-Backed Securities	0	36,954	0	36,954
Corporate Bonds & Notes	0	26,446	0	26,446
Mortgage-Backed Securities	0	41,431	0	41,431
U.S. Government Agencies	0	10,426	0	10,426
U.S. Treasury Obligations	0	45,581	0	45,581

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Short-Term Instruments
Repurchase Agreements	$0	$671	$0	$671
Short-Term Notes	0	1,400	0	1,400
Italy Treasury Bills	0	23,371	0	23,371
Spain Treasury Bills	0	53,358	0	53,358
U.S. Treasury Bills	0	6,476	0	6,476
	$0	$1,460,299	$0	$1,460,299

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$250,955	$0	$0	$250,955

Total Investments	$250,955	$1,460,299	$0	$1,711,254

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	140	0	140
Over the counter	0	4,405	0	4,405
	$0	$4,545	$0	$4,545

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(320)	(91)	0	(411)
Over the counter	0	(7,158)	0	(7,158)
	$(320)	$(7,249)	$0	$(7,569)

Totals	$250,635	$1,457,595	$0	$1,708,230

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

†	All or a portion of this security is owned by PIMCO Cayman Japan Fund II, Ltd., which is a 100% owned subsidiary of the Portfolio.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	193

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 106.4%

CORPORATE BONDS & NOTES 29.7%

BANKING & FINANCE 26.3%
Abbey National Treasury Services PLC
1.819% due 04/25/2014		$25,200	$25,226
Achmea Hypotheekbank NV
0.588% due 11/03/2014		65,900	66,031
3.200% due 11/03/2014		73,973	75,242
African Development Bank
0.567% due 08/04/2014		15,000	15,017
3.000% due 05/27/2014		38,460	38,626
American Express Centurion Bank
0.687% due 11/13/2015		2,000	2,010
American Express Co.
7.250% due 05/20/2014		21,611	21,804
American Express Credit Corp.
1.084% due 06/24/2014		336	337
1.334% due 06/12/2015		32,205	32,585
1.750% due 06/12/2015		1,900	1,927
5.125% due 08/25/2014		35,550	36,217
5.375% due 10/01/2014	GBP	13,400	22,843
American Honda Finance Corp.
0.337% due 11/13/2014		$1,950	1,952
0.364% due 04/08/2014		500	500
0.458% due 11/03/2014		19,536	19,565
0.635% due 06/18/2014		5,500	5,508
0.687% due 05/08/2014		27,250	27,268
1.450% due 02/27/2015		20,998	21,211
1.850% due 09/19/2014		17,437	17,563
American International Group, Inc.
3.000% due 03/20/2015		23,049	23,606
ANZ New Zealand International Ltd.
0.676% due 08/19/2014		22,400	22,436
Asian Development Bank
0.153% due 05/29/2015		79,060	79,046
0.180% due 05/29/2015		43,800	43,798
0.875% due 06/10/2014		27,305	27,344
1.125% due 11/25/2014		34,000	34,196
2.625% due 02/09/2015		1,300	1,327
2.750% due 05/21/2014		106,000	106,379
4.250% due 10/20/2014		5,385	5,506
6.640% due 05/27/2014		11,166	11,268
Bank Nederlandse Gemeenten
0.286% due 05/07/2015		196,000	196,118
0.517% due 02/08/2016		6,000	6,031
1.000% due 11/17/2014		20	20
1.375% due 03/23/2015		109,966	111,163
1.750% due 10/06/2015		3,000	3,062
3.125% due 01/12/2015		29,460	30,109
5.000% due 05/16/2014		26,780	26,935
Bank of America Corp.
1.792% due 07/11/2014		260	261
4.500% due 04/01/2015		3,700	3,840
5.000% due 01/15/2015		3,500	3,621
5.450% due 07/15/2014		9,922	10,062
7.375% due 05/15/2014		269,959	272,141
Bank of Montreal
1.300% due 10/31/2014		263,055	264,616
2.625% due 01/25/2016		5,100	5,291
2.850% due 06/09/2015		253,400	260,954
Bank of New York Mellon Corp.
4.300% due 05/15/2014		1,500	1,507
Bank of Nova Scotia
1.050% due 03/20/2015		375,965	378,579
1.250% due 11/07/2014		217,373	218,627
1.650% due 10/29/2015		201,750	205,527
1.850% due 01/12/2015		5,400	5,466

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Cos. LLC
0.955% due 10/28/2014	$8,300	$8,329
5.700% due 11/15/2014	96,669	99,788
Boeing Capital Corp.
3.250% due 10/27/2014	5,400	5,490
Canadian Imperial Bank of Commerce
0.900% due 09/19/2014	139,535	139,949
1.500% due 12/12/2014	282,990	285,379
2.600% due 07/02/2015	115,500	118,769
Caterpillar Financial Services Corp.
0.305% due 02/19/2015	1,900	1,901
CDP Financial, Inc.
3.000% due 11/25/2014	209,078	212,679
Citigroup, Inc.
0.516% due 11/05/2014	10,200	10,204
1.177% due 04/01/2014	7,320	7,320
2.650% due 03/02/2015	6,800	6,925
4.587% due 12/15/2015	1,100	1,167
5.125% due 05/05/2014	4,465	4,484
5.500% due 10/15/2014	9,749	10,007
6.375% due 08/12/2014	174,621	178,306
Commonwealth Bank of Australia
0.457% due 10/23/2014	1,700	1,701
0.513% due 09/17/2014	175,283	175,542
0.687% due 07/23/2014	12,000	12,010
0.733% due 06/25/2014	72,200	72,285
2.700% due 11/25/2014	29,150	29,619
2.900% due 09/17/2014	158,442	160,407
3.492% due 08/13/2014	29,290	29,636
3.625% due 06/25/2014	67,930	68,462
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
0.592% due 04/14/2014	2,750	2,750
1.875% due 12/15/2014	23,000	23,250
3.200% due 03/11/2015	10,500	10,784
4.200% due 05/13/2014	36,825	36,987
Corp. Andina de Fomento
3.110% due 05/29/2014	1,100	1,103
Credit Suisse
1.625% due 03/06/2015	7,850	7,942
3.500% due 03/23/2015	17,360	17,868
5.500% due 05/01/2014	5,829	5,853
Dexia Credit Local S.A.
0.517% due 01/21/2016	46,500	46,486
0.537% due 11/13/2015	1,265	1,265
0.538% due 01/17/2016	70,000	70,128
0.716% due 04/29/2014	214,610	214,683
2.750% due 04/29/2014	229,250	229,568
DNB Boligkreditt A/S
2.100% due 10/14/2016	79,648	81,521
Erste Abwicklungsanstalt
0.354% due 02/11/2016	19,600	19,609
0.536% due 01/29/2016	107,600	108,026
0.539% due 10/15/2014	79,800	79,941
0.625% due 11/20/2014	237,400	237,739
0.983% due 03/13/2015	273,400	275,332
European Bank for Reconstruction & Development
5.000% due 05/19/2014	150	151
European Investment Bank
1.125% due 08/15/2014	575	577
Export-Import Bank of Korea
5.875% due 01/14/2015	5,000	5,205
FMS Wertmanagement AoeR
0.334% due 01/26/2015	105,000	105,155
0.486% due 09/01/2015	33,600	33,732
0.489% due 06/30/2015	214,000	214,765
0.497% due 04/01/2014	33,800	33,800

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ford Motor Credit Co. LLC
1.333% due 08/28/2014	$78,317	$78,628
2.750% due 05/15/2015	1,300	1,327
3.875% due 01/15/2015	40,940	41,927
7.000% due 04/15/2015	25,325	26,947
8.000% due 06/01/2014	47,593	48,175
8.700% due 10/01/2014	51,519	53,623
General Electric Capital Corp.
0.439% due 01/08/2016	600	600
0.472% due 01/14/2016	500	501
0.493% due 09/15/2014	18,229	18,254
0.622% due 01/09/2015	225	226
0.870% due 04/07/2014	35,220	35,223
0.937% due 04/24/2014	6,250	6,252
1.000% due 08/11/2015	3,200	3,229
2.150% due 01/09/2015	194,759	197,538
3.750% due 11/14/2014	37,868	38,666
4.750% due 09/15/2014	21,100	21,523
5.500% due 06/04/2014	38,239	38,572
5.650% due 06/09/2014	21,808	22,021
5.900% due 05/13/2014	40,735	40,991
Goldman Sachs Group, Inc.
0.742% due 01/12/2015	600	601
0.834% due 09/29/2014	92,759	92,940
1.234% due 11/21/2014	73,105	73,466
3.300% due 05/03/2015	24,907	25,588
5.000% due 10/01/2014	204,166	208,769
5.125% due 01/15/2015	113,898	117,923
5.500% due 11/15/2014	116,564	120,196
6.000% due 05/01/2014	53,643	53,880
HSBC Bank PLC
1.625% due 07/07/2015	233,168	233,979
HSBC Bank USA N.A.
4.625% due 04/01/2014	25,438	25,438
HSBC Finance Corp.
5.500% due 01/19/2016	1,100	1,189
HSBC USA, Inc.
2.375% due 02/13/2015	2,700	2,747
ING Bank NV
1.635% due 06/09/2014	11,200	11,230
2.375% due 06/09/2014	3,000	3,012
Inter-American Development Bank
0.089% due 01/15/2015	17,000	17,000
0.175% due 10/23/2015	203,400	203,256
4.500% due 09/15/2014	4,415	4,500
International Bank for Reconstruction & Development
0.000% due 02/15/2015	121	121
1.000% due 10/30/2014	5,500	5,523
John Deere Capital Corp.
0.353% due 06/15/2015	600	601
0.389% due 04/25/2014	25,000	25,006
0.403% due 06/16/2014	7,200	7,204
0.875% due 04/17/2015	900	905
1.250% due 12/02/2014	8,800	8,858
2.950% due 03/09/2015	500	512
JPMorgan Chase & Co.
0.687% due 04/23/2015	127,850	128,264
0.854% due 02/26/2016	2,300	2,312
0.899% due 10/15/2015	32,768	32,937
0.983% due 05/02/2014	188,825	188,934
1.875% due 03/20/2015	39,534	40,048
3.400% due 06/24/2015	3,700	3,823
3.700% due 01/20/2015	51,400	52,706
4.650% due 06/01/2014	131,334	132,256
4.750% due 03/01/2015	96,280	99,942
5.125% due 09/15/2014	19,186	19,591

194	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KFW
0.130% due 10/30/2014		$7,000	$7,000
0.214% due 07/09/2015		72,000	72,014
0.220% due 04/11/2014		56,600	56,602
0.233% due 11/28/2014		2,000	2,001
0.376% due 08/05/2014		107,048	107,113
1.000% due 01/12/2015		37,000	37,237
1.500% due 04/04/2014		278,047	278,058
2.250% due 06/10/2014		100	100
2.750% due 10/21/2014		41,915	42,555
4.125% due 10/15/2014		42,270	43,139
5.000% due 10/31/2014		9,095	9,348
Kookmin Bank
7.250% due 05/14/2014		1,500	1,512
Landwirtschaftliche Rentenbank
0.387% due 10/19/2014		53,900	53,952
Lloyds Bank PLC
4.375% due 01/12/2015		2,150	2,214
Macquarie Bank Ltd.
3.450% due 07/27/2015		13,602	14,044
Macquarie Group Ltd.
7.300% due 08/01/2014		10,231	10,455
MassMutual Global Funding
2.875% due 04/21/2014		3,940	3,945
MetLife Institutional Funding
0.613% due 01/06/2015		1,500	1,505
1.143% due 04/04/2014		6,805	6,805
Metropolitan Life Global Funding
5.125% due 06/10/2014		3,000	3,027
Morgan Stanley
2.875% due 07/28/2014		5,050	5,087
4.100% due 01/26/2015		4,850	4,990
4.200% due 11/20/2014		16,445	16,821
6.000% due 05/13/2014		47,686	47,982
National Australia Bank Ltd.
1.185% due 07/25/2014		50	50
3.375% due 07/08/2014		2,968	2,993
National Bank of Abu Dhabi PJSC
4.250% due 03/25/2015		1,500	1,554
National City Corp.
4.900% due 01/15/2015		800	828
Nederlandse Waterschapsbank NV
0.273% due 03/17/2015		42,000	42,012
0.289% due 10/27/2014		161,050	161,079
0.307% due 11/06/2014		79,500	79,476
0.327% due 11/04/2015		9,000	9,010
0.516% due 05/23/2015		130,708	131,136
1.375% due 05/16/2014		54,100	54,159
3.000% due 03/17/2015		3,887	3,987
NIBC Bank NV
2.800% due 12/02/2014		45,079	45,828
Nordea Bank AB
3.700% due 11/13/2014		3,555	3,626
Nordea Eiendomskreditt A/S
0.660% due 04/07/2015		101,895	101,901
1.875% due 04/07/2014		155,719	155,786
Nordea Kredit Realkreditaktieselskab
2.000% due 04/01/2015	DKK	546,000	102,534
Nordic Investment Bank
2.625% due 10/06/2014		$4,862	4,922
NRW Bank
0.556% due 12/01/2014		1,890	1,894
1.250% due 05/15/2015		38,105	38,484
Nykredit Realkredit A/S
2.000% due 04/01/2014	DKK	1,313,000	242,280
2.000% due 10/01/2014		1,400,000	260,182
2.000% due 04/01/2015		719,300	135,011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Oesterreichische Kontrollbank AG
0.655% due 06/18/2014		$12,100	$12,114
1.750% due 10/05/2015		5,000	5,101
PACCAR Financial Corp.
0.486% due 06/05/2014		2,000	2,001
PNC Funding Corp.
3.625% due 02/08/2015		20,904	21,467
Principal Life Global Funding
0.394% due 09/19/2014		600	600
Private Export Funding Corp.
3.050% due 10/15/2014		550	559
4.550% due 05/15/2015		250	262
RCI Banque S.A.
3.400% due 04/11/2014		300	300
Realkredit Danmark A/S
2.000% due 04/01/2015	DKK	1,422,220	267,058
Royal Bank of Canada
0.625% due 12/05/2016		$5,900	5,906
0.936% due 10/30/2014		3,800	3,817
3.125% due 04/14/2015		8,500	8,743
SSIF Nevada LP
0.942% due 04/14/2014		133,810	133,838
Standard Chartered PLC
1.184% due 05/12/2014		39,994	40,045
5.500% due 11/18/2014		68,285	70,480
Svensk Exportkredit AB
0.282% due 07/13/2014		62,705	62,710
0.293% due 01/05/2015		23,400	23,412
0.625% due 09/04/2015		185,200	185,865
0.716% due 08/06/2015		3,300	3,320
0.885% due 03/09/2015		109,900	110,606
0.986% due 08/14/2014		185,626	186,195
1.750% due 10/20/2015		4,900	5,000
3.250% due 09/16/2014		104,571	106,026
Svenska Handelsbanken AB
4.875% due 06/10/2014		200	202
Toronto-Dominion Bank
0.875% due 09/12/2014		72,425	72,622
2.200% due 07/29/2015		96,608	98,907
Toyota Motor Credit Corp.
0.385% due 03/10/2015		3,300	3,305
UBS AG
1.875% due 01/23/2015		300	304
Union Bank N.A.
1.185% due 06/06/2014		250	250
USAA Capital Corp.
3.500% due 07/17/2014		3,072	3,098
Wells Fargo & Co.
0.435% due 10/28/2015		2,000	2,001
Wells Fargo Bank N.A.
0.517% due 07/20/2015		3,200	3,209
Westpac Banking Corp.
1.038% due 07/17/2015		4,300	4,340
2.700% due 12/09/2014		14,800	15,041
2.900% due 09/10/2014		30,000	30,355
3.585% due 08/14/2014		1,200	1,215
Westpac Securities NZ Ltd.
3.450% due 07/28/2014		94,870	95,856
WM Covered Bond Program
4.375% due 09/16/2014	EUR	24,260	33,589

			12,940,284

INDUSTRIALS 2.8%
AbbVie, Inc.
1.200% due 11/06/2015		$265,008	267,392

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Amgen, Inc.
1.875% due 11/15/2014	$500	$504
4.850% due 11/18/2014	13,270	13,619
Anglo American Capital PLC
9.375% due 04/08/2014	1,600	1,602
Anheuser-Busch InBev Worldwide, Inc.
0.602% due 07/14/2014	23,885	23,908
0.800% due 07/15/2015	4,500	4,517
1.500% due 07/14/2014	23,335	23,403
4.125% due 01/15/2015	600	617
5.375% due 11/15/2014	129,303	133,260
AstraZeneca PLC
5.400% due 06/01/2014	1,125	1,134
BAT International Finance PLC
1.400% due 06/05/2015	800	807
BHP Billiton Finance USA Ltd.
1.125% due 11/21/2014	9,700	9,749
5.500% due 04/01/2014	13,275	13,275
BMW Finance NV
0.813% due 06/16/2014 (b)	1,000	1,001
BMW U.S. Capital LLC
0.937% due 07/22/2014	1,000	1,001
Cameron International Corp.
1.166% due 06/02/2014	6,593	6,602
Colgate-Palmolive Co.
0.600% due 11/15/2014	385	386
Comcast Corp.
6.500% due 01/15/2015	250	262
Covidien International Finance S.A.
1.350% due 05/29/2015	600	605
COX Communications, Inc.
5.450% due 12/15/2014	1,300	1,344
Daimler Finance North America LLC
0.842% due 01/09/2015	43,595	43,764
1.020% due 04/10/2014	92,890	92,907
1.875% due 09/15/2014	7,650	7,697
2.300% due 01/09/2015	17,000	17,218
Danaher Corp.
1.300% due 06/23/2014	4,900	4,912
Devon Energy Corp.
0.683% due 12/15/2015	1,300	1,302
E.I. du Pont de Nemours & Co.
3.250% due 01/15/2015	213	218
4.875% due 04/30/2014	1,200	1,204
Eaton Corp.
0.563% due 06/16/2014	48,787	48,818
Energy Transfer Partners LP
8.500% due 04/15/2014	2,982	2,990
Enterprise Products Operating LLC
5.000% due 03/01/2015	800	832
5.600% due 10/15/2014	4,550	4,673
Express Scripts Holding Co.
2.100% due 02/12/2015	8,700	8,813
2.750% due 11/21/2014	5,480	5,561
Freeport-McMoRan Copper & Gold, Inc.
1.400% due 02/13/2015	2,400	2,414
GlaxoSmithKline Capital, Inc.
4.375% due 04/15/2014	1,700	1,702
Glencore Funding LLC
6.000% due 04/15/2014	2,500	2,505
Hewlett-Packard Co.
4.750% due 06/02/2014	1,000	1,007
International Business Machines Corp.
0.875% due 10/31/2014	21,700	21,779
NBCUniversal Media LLC
2.100% due 04/01/2014	141,787	141,787
3.650% due 04/30/2015	5,100	5,267

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	195

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Network Rail Infrastructure Finance PLC
0.875% due 01/20/2015	$50,150	$50,356
Nissan Motor Acceptance Corp.
4.500% due 01/30/2015	900	929
Pearson Dollar Finance PLC
5.700% due 06/01/2014	900	907
PepsiCo, Inc.
0.436% due 07/30/2015	500	501
0.800% due 08/25/2014	1,350	1,352
Phillips 66
1.950% due 03/05/2015	1,000	1,012
Procter & Gamble Co.
0.700% due 08/15/2014	14,200	14,223
Rogers Communications, Inc.
6.750% due 03/15/2015	5,890	6,236
SABMiller Holdings, Inc.
1.850% due 01/15/2015	1,460	1,474
Sanofi
1.200% due 09/30/2014	32,000	32,142
Schlumberger Investment S.A.
0.784% due 09/12/2014	22,600	22,658
Statoil ASA
2.900% due 10/15/2014	152	154
Takeda Pharmaceutical Co. Ltd.
1.031% due 03/17/2015	7,700	7,727
Target Corp.
0.407% due 07/18/2014	12,900	12,908
Tesco PLC
2.000% due 12/05/2014	6,018	6,072
Teva Pharmaceutical Finance BV
3.000% due 06/15/2015	1,800	1,850
Texas Instruments, Inc.
1.375% due 05/15/2014	2,700	2,703
Thermo Fisher Scientific, Inc.
3.250% due 11/20/2014	4,100	4,171
Tyco Electronics Group S.A.
1.600% due 02/03/2015	4,238	4,280
UnitedHealth Group, Inc.
0.358% due 08/28/2014	7,753	7,755
Volkswagen International Finance NV
0.835% due 11/20/2014	67,035	67,279
0.857% due 04/01/2014	156,359	156,359
1.875% due 04/01/2014	31,940	31,940
Wal-Mart Stores, Inc.
1.625% due 04/15/2014	5,400	5,402
Walt Disney Co.
0.875% due 12/01/2014	500	502
Xerox Corp.
8.250% due 05/15/2014	600	605
XTO Energy, Inc.
5.000% due 01/31/2015	298	309
Yale University
2.900% due 10/15/2014	1,600	1,621

		1,365,785

UTILITIES 0.6%
Alabama Power Co.
0.550% due 10/15/2015	1,100	1,100
AT&T, Inc.
5.100% due 09/15/2014	900	919
BP Capital Markets PLC
0.566% due 11/06/2015	900	903
0.700% due 11/06/2015	1,100	1,102
1.700% due 12/05/2014	96,730	97,583
3.125% due 10/01/2015	27,922	28,986
3.625% due 05/08/2014	53,392	53,564

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% due 03/10/2015	$31,700	$32,753
Duke Energy Corp.
3.350% due 04/01/2015	3,494	3,588
3.950% due 09/15/2014	7,042	7,155
Gazprom OAO Via Gaz Capital S.A.
8.125% due 07/31/2014	5,300	5,406
Niagara Mohawk Power Corp.
3.553% due 10/01/2014	2,500	2,539
Plains All American Pipeline LP
5.250% due 06/15/2015	900	945
Shell International Finance BV
3.100% due 06/28/2015	630	651
Telefonos de Mexico S.A.B. de C.V.
5.500% due 01/27/2015	5,203	5,381
Verizon Communications, Inc.
1.250% due 11/03/2014	29,505	29,647
4.900% due 09/15/2015	700	742

		272,964

Total Corporate Bonds & Notes (Cost $14,566,952)		14,579,033

MUNICIPAL BONDS & NOTES 0.0%

CALIFORNIA 0.0%
California State General Obligation Notes, Series 2009
5.250% due 04/01/2014	13,500	13,500
Orange County, California Revenue Notes, Series 2013
0.760% due 06/30/2014	1,500	1,501

Total Municipal Bonds & Notes (Cost $15,002)		15,001

U.S. GOVERNMENT AGENCIES 25.5%
Egypt Government AID Bond
4.450% due 09/15/2015	800	848
Fannie Mae
0.167% due 01/20/2015	500	500
0.350% due 08/28/2015	124,700	124,807
0.360% due 06/23/2014	200	200
0.500% due 07/02/2015 - 10/22/2015	18,845	18,915
0.625% due 10/30/2014 - 06/04/2015	72,619	72,817
0.650% due 01/15/2016	25,000	25,075
0.750% due 12/19/2014	106,009	106,503
0.875% due 08/28/2014	174,330	174,927
1.300% due 11/17/2014	17,715	17,850
1.500% due 10/14/2014	1,000	1,007
2.625% due 11/20/2014	182,540	185,457
3.000% due 09/16/2014	43,052	43,629
4.625% due 10/15/2014	450,886	461,968
Farmer Mac
0.240% due 10/17/2014	39,400	39,432
Federal Farm Credit Bank
0.111% due 07/07/2015	50,000	50,003
0.125% due 06/16/2015	200,000	200,055
0.134% due 11/09/2015	200,000	200,042
0.135% due 02/03/2016	145,000	145,021
0.136% due 09/11/2015	80,000	80,007
0.137% due 08/20/2015	30,000	30,010
0.146% due 03/19/2015 - 05/18/2015	159,800	159,822
0.150% due 10/26/2015	100,000	100,017
0.152% due 10/01/2015	60,800	60,832
0.154% due 03/26/2015	7,290	7,295
0.155% due 08/03/2015	7,400	7,404
0.156% due 09/14/2015	1,400	1,401
0.160% due 09/21/2015	16,400	16,414

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.164% due 02/27/2015	$500	$500
0.166% due 05/21/2015	50,000	50,017
0.170% due 01/26/2015 - 09/01/2015	67,700	67,769
0.175% due 06/22/2015	105,000	105,096
0.184% due 06/26/2015 - 10/26/2015	78,650	78,730
0.186% due 02/13/2015	3,645	3,648
0.187% due 07/20/2015	21,480	21,502
0.200% due 08/03/2015	98,600	98,698
0.230% due 03/16/2015	31,700	31,738
0.250% due 06/11/2014 - 01/30/2015	620,310	620,798
0.270% due 09/25/2014 - 11/19/2014	20,300	20,320
0.280% due 10/14/2014 - 12/11/2014	3,750	3,754
0.295% due 03/23/2015	74,000	74,151
0.300% due 12/11/2014	50,000	50,073
0.350% due 05/01/2015	25,000	25,065
0.360% due 05/29/2014	4,000	4,002
0.375% due 01/02/2015	75,000	75,149
0.500% due 06/23/2015	100,000	100,320
Federal Home Loan Bank
0.099% due 12/08/2014	442,800	442,851
0.100% due 11/03/2014	150,000	150,016
0.106% due 12/19/2014	17,000	17,003
0.107% due 11/20/2014	150,000	150,024
0.114% due 04/10/2015	80,000	80,020
0.115% due 11/17/2014 - 04/16/2015	524,400	524,525
0.116% due 02/13/2015	59,500	59,515
0.119% due 08/10/2015	70,000	70,008
0.170% due 09/03/2014	41,410	41,431
0.210% due 09/12/2014 - 11/28/2014	1,047,705	1,048,387
0.220% due 10/24/2014 - 10/07/2015	1,112,490	1,113,490
0.230% due 09/15/2014 - 10/17/2014	864,710	865,350
0.250% due 01/16/2015 - 02/20/2015	403,050	403,439
0.260% due 07/21/2015 - 07/29/2015	545,800	545,445
0.500% due 06/12/2015	25,000	25,079
0.875% due 12/12/2014	1,540	1,548
1.375% due 09/12/2014	230,455	231,807
2.750% due 12/12/2014	9,275	9,447
Freddie Mac
0.000% due 11/24/2014	1,600	1,593
0.135% due 10/16/2015	12,025	12,035
0.300% due 07/08/2015	555,250	555,646
0.305% due 02/23/2015	550,000	550,648
0.310% due 01/09/2015 - 03/03/2015	888,500	889,830
0.320% due 12/03/2014	89,090	89,222
0.350% due 12/05/2014	28,500	28,548
0.375% due 08/28/2014	76,796	76,894
0.500% due 09/19/2014	49,000	49,095
0.625% due 12/29/2014	167,421	168,085
0.750% due 09/22/2014 - 11/25/2014	304,685	305,876
1.750% due 09/10/2015	83,403	85,214
2.650% due 11/06/2014	173,926	176,583
4.375% due 07/17/2015	13,700	14,438
5.000% due 11/13/2014	280	288
Israel Government AID Bond
0.000% due 09/15/2014	2,255	2,252

196	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NCUA Guaranteed Notes
1.400% due 06/12/2015	$2,400	$2,434

Total U.S. Government Agencies (Cost $12,543,426)		12,551,654

U.S. TREASURY OBLIGATIONS 7.6%
U.S. Treasury Notes
0.090% due 01/31/2016 (f)	2,000	1,999
0.250% due 07/31/2015 (f)	1,180,550	1,181,703
0.250% due 09/30/2015 (f)	300,000	300,141
0.375% due 08/31/2015 (d)(f)	2,265,000	2,270,751

Total U.S. Treasury Obligations (Cost $3,752,176)		3,754,594

ASSET-BACKED SECURITIES 0.7%
Ally Auto Receivables Trust
0.450% due 07/15/2015	3,188	3,189
California Republic Auto Receivables Trust
0.330% due 12/15/2014	2,744	2,744
Ford Credit Auto Lease Trust
0.200% due 04/15/2015	108,000	108,003
0.260% due 11/15/2014	3,278	3,278
Ford Credit Auto Owner Trust
0.240% due 12/15/2014	23,456	23,456
0.380% due 11/15/2015	16,526	16,530
Honda Auto Receivables Owner Trust
0.190% due 03/23/2015	73,783	73,785
0.400% due 04/20/2015	639	639
Hyundai Auto Receivables Trust
0.200% due 02/17/2015	18,788	18,789
Nissan Auto Lease Trust
0.240% due 11/17/2014	5,833	5,833
Nissan Auto Receivables Owner Trust
0.230% due 12/15/2014	16,649	16,650
Toyota Auto Receivables Owner Trust
0.370% due 09/15/2015	4,089	4,090
USAA Auto Owner Trust
0.190% due 03/16/2015	32,602	32,603
Volkswagen Auto Loan Enhanced Trust
0.230% due 11/20/2014	15,025	15,025

Total Asset-Backed Securities (Cost $324,607)		324,614

SOVEREIGN ISSUES 8.9%
Canada Government International Bond
2.375% due 09/10/2014	12,000	12,120
Development Bank of Japan, Inc.
4.250% due 06/09/2015	20,000	20,923
Export Development Canada
0.160% due 06/03/2015	154,000	153,950
1.500% due 05/15/2014	34,260	34,314
Japan Bank for International Cooperation
2.875% due 02/02/2015	178,660	182,489
4.625% due 12/12/2014	236,500	243,624
Japan Finance Organization for Municipalities
0.403% due 11/28/2014	17,000	16,987
Kommunalbanken A/S
0.230% due 08/28/2014	447,680	447,744
0.259% due 01/26/2015	9,141	9,145
0.315% due 03/18/2016	260,638	260,936
0.433% due 04/01/2015	3,500	3,506
1.000% due 06/16/2014	40,200	40,269
1.000% due 02/09/2015	103,750	104,421
1.750% due 10/05/2015	2,700	2,755
2.750% due 05/05/2015	47,900	49,191
2.875% due 10/27/2014	44,500	45,175

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kommunekredit
0.285% due 11/20/2014		$7,065	$7,069
0.310% due 10/05/2015		23,085	23,101
0.437% due 04/23/2014		74,000	74,013
0.750% due 09/02/2014		105,765	105,975
Kommuninvest Sverige AB
0.225% due 09/12/2014		86,085	86,094
0.235% due 06/22/2015		22,100	22,120
0.238% due 10/17/2014		185,440	185,448
0.246% due 02/06/2015		6,500	6,501
0.255% due 03/26/2015		10,000	10,002
0.286% due 09/11/2014		31,800	31,813
0.392% due 04/11/2014		83,755	83,761
1.000% due 04/27/2015		79,548	80,160
Mexico Government International Bond
7.000% due 06/19/2014	MXN	205,000	15,894
Province of Manitoba
1.375% due 04/28/2014		$5,100	5,104
Province of Nova Scotia
2.375% due 07/21/2015		15,000	15,368
Province of Ontario
0.287% due 08/13/2015		10,000	9,999
0.383% due 04/01/2015		32,100	32,153
0.950% due 05/26/2015		488,276	492,022
2.700% due 06/16/2015		43,410	44,655
2.950% due 02/05/2015		258,275	264,126
4.100% due 06/16/2014		418,038	421,396
4.500% due 02/03/2015		129,533	134,153
Province of Quebec
4.600% due 05/26/2015		5,000	5,244
4.875% due 05/05/2014		2,700	2,711
Societe Financement de l’Economie Francaise
3.375% due 05/05/2014		3,400	3,410
State of North Rhine-Westphalia
0.365% due 03/06/2015		73,100	73,181
0.686% due 09/03/2014		106,100	106,318
1.500% due 01/13/2015		147,800	149,189
1.625% due 09/17/2014		60,800	61,184
Sweden Government International Bond
0.250% due 11/13/2014		211,000	211,182

Total Sovereign Issues (Cost $4,389,422)			4,390,895

SHORT-TERM INSTRUMENTS 34.0%

CERTIFICATES OF DEPOSIT 0.9%
Bank of Nova Scotia
0.246% due 10/19/2015		1,000	1,000
0.373% due 10/02/2015		175,600	175,612
0.500% due 03/06/2015		1,000	1,003
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.717% due 04/02/2014		2,500	2,500
Credit Suisse
0.444% due 01/12/2015		71,300	71,317
0.465% due 03/17/2015		80,300	80,303
0.639% due 01/15/2015		9,000	9,016
Intesa Sanpaolo SpA
0.900% due 09/04/2014		102,000	102,017
Nordea Bank Finland PLC
1.122% due 04/09/2014		400	400
Sumitomo Mitsui Banking Corp.
0.587% due 05/08/2014		1,000	1,000
0.633% due 03/13/2015		13,000	13,035

			457,203

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 5.1%
Bank Nederlandse Gemeenten
0.225% due 04/22/2014	$140,000	$139,982
Cameron International Corp.
0.230% due 04/02/2014	17,500	17,500
0.230% due 04/03/2014	17,500	17,500
0.250% due 04/14/2014	25,000	24,998
0.250% due 04/15/2014	25,000	24,998
0.250% due 04/21/2014	33,200	33,195
CNPC Finance
0.400% due 04/08/2014	110,000	109,991
0.400% due 04/09/2014	47,500	47,496
0.490% due 06/03/2014	35,000	34,989
Commonwealth Edison Co.
0.250% due 04/04/2014	12,000	12,000
0.260% due 04/07/2014	3,322	3,322
Cox Enterprises, Inc.
0.250% due 04/03/2014	70,000	69,999
0.250% due 04/04/2014	70,000	69,999
0.260% due 04/02/2014	35,000	35,000
0.300% due 04/21/2014	169,000	168,972
0.300% due 04/22/2014	164,600	164,571
0.300% due 04/23/2014	10,500	10,498
Daimler Finance North America LLC
0.575% due 02/26/2015	18,000	17,901
Dominion Resources, Inc.
0.230% due 04/02/2014	35,000	35,000
Duke Energy Corp.
0.230% due 04/01/2014	7,000	7,000
Electricite de France
0.550% due 01/05/2015	900	897
0.560% due 01/02/2015	24,100	24,010
Enbridge Energy Partners LP
0.250% due 04/07/2014	14,000	13,999
0.280% due 04/16/2014	20,000	19,998
Ford Motor Credit Co. LLC
0.800% due 05/01/2014	25,000	24,983
0.850% due 06/16/2014	20,000	19,981
0.850% due 06/18/2014	900	899
0.880% due 07/14/2014	11,500	11,484
0.900% due 08/01/2014	35,000	34,941
1.000% due 04/28/2014	8,700	8,693
Glencore Funding LLC
0.360% due 04/16/2014	45,000	44,993
0.380% due 04/14/2014	7,500	7,499
0.380% due 04/16/2014	8,000	7,999
0.690% due 10/03/2014	35,000	34,932
0.690% due 10/06/2014	15,000	14,970
Hitachi America Capital Ltd.
0.250% due 04/11/2014	70,000	69,995
0.260% due 04/17/2014	5,932	5,931
Holcim U.S. Finance SARL
0.270% due 04/08/2014	6,000	6,000
0.380% due 06/13/2014	8,800	8,795
0.400% due 05/12/2014	15,500	15,493
0.400% due 05/14/2014	20,500	20,490
0.410% due 04/07/2014	19,900	19,899
Kells Funding LLC
0.205% due 08/22/2014	35,000	34,972
0.207% due 06/11/2014	81,000	81,006
0.220% due 09/04/2014	172,000	171,839
0.235% due 10/06/2014	25,000	24,972
Kinder Morgan Energy Partners LP
0.230% due 04/01/2014	15,000	15,000
0.250% due 04/01/2014	25,400	25,400
Korea Development Bank
0.300% due 04/30/2014	17,500	17,496

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	197

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nederlandse Waterschapsbank NV
0.204% due 08/13/2014	$50,000	$50,007
0.237% due 12/05/2014	50,300	50,309
Noble Corp.
0.300% due 04/03/2014	29,000	28,999
0.300% due 04/04/2014	12,000	12,000
0.300% due 04/15/2014	15,000	14,998
0.320% due 04/14/2014	30,000	29,997
0.330% due 04/02/2014	16,000	16,000
0.350% due 04/04/2014	8,800	8,800
0.650% due 05/05/2014	41,500	41,475
0.650% due 05/06/2014	30,200	30,181
Pacific Gas & Electric Co.
0.210% due 04/02/2014	12,500	12,500
Plains All American Pipeline LP
0.260% due 04/01/2014	75,750	75,750
Tesco Treasury Services PLC
0.230% due 04/17/2014	16,500	16,498
0.260% due 04/28/2014	50,000	49,990
Thermo Fisher Scientific, Inc.
0.550% due 05/29/2014	33,200	33,171
Time Warner Cable, Inc.
0.250% due 04/21/2014	19,300	19,297
0.260% due 04/07/2014	5,500	5,500
0.260% due 04/09/2014	8,000	8,000
0.270% due 04/28/2014	24,587	24,582
0.280% due 04/25/2014	35,000	34,993
0.300% due 05/12/2014	28,000	27,990
Volvo Group Treasury N.A.
0.300% due 04/11/2014	20,000	19,998
0.300% due 04/16/2014	35,000	34,996
0.420% due 04/14/2014	26,150	26,146

		2,504,654

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (c) 12.6%
		$6,215,896

SHORT-TERM NOTES 4.1%
BMW Vehicle Owner Trust
0.230% due 10/27/2014	$11,801	11,801
Federal Farm Credit Bank
0.120% due 06/03/2014	26,300	26,303
0.160% due 08/12/2014 - 10/01/2014	74,895	74,924
Federal Home Loan Bank
0.094% due 11/25/2014	34,000	34,003
0.115% due 02/25/2015	35,000	34,999
0.119% due 07/25/2014	515,000	515,038
0.125% due 09/03/2014 - 02/25/2015	423,360	423,402
0.170% due 09/05/2014 - 02/12/2015	749,170	749,494
0.180% due 01/09/2015	3,500	3,501
Ford Credit Auto Owner Trust
0.230% due 01/15/2015	22,097	22,096
Holmes Master Issuer PLC
0.235% due 04/15/2014	34,000	34,000
Hyundai Auto Receivables Trust
0.220% due 09/15/2014	1,744	1,744
M&T Bank Auto Receivables Trust
0.250% due 09/15/2014	14,254	14,254
Nissan Auto Receivables Owner Trust
0.190% due 02/17/2015	34,497	34,498
Santander Drive Auto Receivables Trust
0.270% due 01/15/2015	26,605	26,598

		2,006,655

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 7.9%
0.034% due 05/07/2014 - 06/16/2014 (a)†	JPY	402,040,000	$3,895,024

MEXICO TREASURY BILLS 3.3%
3.481% due 04/03/2014 - 08/21/2014 (a)	MXN	20,984,281	1,600,790

U.S. TREASURY BILLS 0.1%
0.064% due 04/17/2014 - 03/05/2015 (a)†		$53,190	53,183

Total Short-Term Instruments (Cost $16,744,179)			16,733,405

Total Investments in Securities (Cost $52,335,764)			52,349,196

Total Investments 106.4% (Cost $52,335,764)			$52,349,196

Financial Derivative Instruments (f) 0.0% (Cost or Premiums, net $0)			2,716

Other Assets and Liabilities, net (6.4%)			(3,131,925)

Net Assets 100.0%			$49,219,987

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.

(b)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
BMW Finance NV	03/09/2012- 05/01/2013	$1,001	$1,001	0.00%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.200%†	06/06/2013	06/06/2014	$250,000	Fannie Mae 3.000% - 4.000% due 08/01/2042 - 05/01/2043	$(168,199)	$250,000	$250,415
					Freddie Mac 3.000% due 11/01/2042	(86,589)
	0.200%†	06/13/2013	06/13/2014	250,000	Fannie Mae 3.000% due 05/01/2043	(240,773)	250,000	250,406
	0.210%	02/03/2014	02/03/2016	1,915	International Business Machines Corp. 0.750% due 05/11/2015	(2,015)	1,915	1,916
	0.210%†	05/01/2013	05/01/2014	40,000	Fannie Mae 2.500% - 3.500% due 04/01/2027 - 10/01/2042	(39,372)	40,000	40,078
	0.220%	03/06/2014	05/20/2015	4,579	Morgan Stanley 6.625% due 04/01/2018	(4,805)	4,579	4,580
	0.230%	03/21/2014	07/12/2015	3,356	Altria Group, Inc. 9.700% due 11/10/2018	(3,527)	3,356	3,356
	0.230%	12/11/2013	07/12/2015	971	Commonwealth Bank of Australia 2.500% due 09/20/2018	(1,014)	971	972

198	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
	0.230%	05/21/2013	12/17/2015	$ 319	Citigroup, Inc. 4.450% due 01/10/2017	$(327)	$319	$320
BOM	0.080%	03/31/2014	04/01/2014	49,800	U.S. Treasury Notes 2.625% due 11/15/2020	(50,912)	49,800	49,800
BOS	0.080%	03/31/2014	04/01/2014	39,000	U.S. Treasury Notes 0.375% due 03/31/2016	(39,750)	39,000	39,000
BPG	0.130%	03/31/2014	04/01/2014	41,400	Freddie Mac 3.000% due 08/01/2043	(43,078)	41,400	41,400
BRC	0.400%	04/01/2014	04/02/2014	GBP 320,000	United Kingdom Gilt 4.250% due 12/07/2049	(533,248)	533,488	533,488
GSC	0.100%	03/31/2014	04/01/2014	$ 23,000	Freddie Mac 3.500% due 12/01/2042	(23,730)	23,000	23,000
JPS	0.080%	03/31/2014	04/01/2014	5,300	U.S. Treasury Notes 1.250% due 11/30/2018	(5,420)	5,300	5,300
MBC	0.090%	03/31/2014	04/01/2014	50,000	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	(51,104)	50,000	50,000
	0.310%	03/31/2014	04/01/2014	GBP 200,000	United Kingdom Gilt 1.250% due 07/22/2018	(332,174)	333,430	333,430
	0.350%	03/31/2014	04/01/2014	360,000	United Kingdom Gilt 1.250% due 07/22/2018	(597,907)	600,174	600,180
	0.350%	04/01/2014	04/02/2014	200,000	United Kingdom Gilt 2.250% due 09/07/2023	(333,057)	333,430	333,430
MEI	0.400%	04/01/2014	04/02/2014	400,000	United Kingdom Gilt 3.250% - 4.750% due 03/07/2036 - 07/22/2052	(666,429)	666,860	666,860
	0.420%	03/31/2014	04/01/2014	360,000	United Kingdom Gilt 2.750% - 4.750% due 09/07/2024 - 07/22/2068	(595,646)	600,174	600,174
NMO	0.100%	03/31/2014	04/01/2014	$ 30,000	U.S. Treasury Notes 1.625% - 3.125% due 05/15/2021 - 11/15/2022	(31,005)	30,000	30,000
NXN	0.080%	03/31/2014	04/01/2014	75,000	U.S. Treasury Inflation Protected Securities 2.125% - 2.375% due 01/15/2027 - 02/15/2041	(76,611)	75,000	75,000
RDR	0.080%	03/31/2014	04/01/2014	99,800	U.S. Treasury Notes 1.000% due 03/31/2017	(101,995)	99,800	99,800
SGY	0.120%	03/28/2014	04/25/2014	513,173	African Development Bank 0.875% due 03/15/2018	(56,819)	513,173	513,180
					European Investment Bank 1.000% - 4.875% due 02/16/2016 - 12/15/2017	(139,311)
					Inter-American Development Bank 0.875% due 11/15/2016	(29,153)
					International Bank for Reconstruction & Development 0.500% due 05/16/2016	(43,015)
					KFW 0.375% - 0.500% due 05/15/2015 - 09/30/2015	(84,273)
					Kommunalbanken A/S 0.315% due 03/18/2016	(38,032)
					Network Rail Infrastructure Finance PLC 1.250% due 08/31/2016	(50,657)
					Nordic Investment Bank 0.500% due 04/14/2016	(54,125)
					Oesterreichische Kontrollbank AG 1.125% due 05/29/2018	(27,627)
	0.230%	01/23/2014	11/27/2015	204,066	Brazil Government International Bond 4.875% due 01/22/2021	(217,926)	204,066	204,155
SOG	0.230%	03/25/2014	12/31/2014	145,587	Brazil Government International Bond 4.875% - 6.000% due 01/17/2017 - 01/22/2021	(155,226)	145,587	145,604
	0.250%	03/03/2014	04/01/2014	316,437	Brazil Government International Bond 5.875% - 10.125% due 01/17/2017 - 05/15/2027	(223,683)	316,437	316,501
					Mexico Government International Bond 4.000% due 10/02/2023	(9,795)
					Poland Government International Bond 5.000% due 10/19/2015	(103,430)
	0.250%	04/01/2014	05/02/2014	317,066	Brazil Government International Bond 5.875% - 10.125% due 01/17/2017 - 05/15/2027	(223,717)	317,066	317,066
					Mexico Government International Bond 4.000% due 10/02/2023	(9,795)
					Poland Government International Bond 5.000% due 10/19/2015	(103,431)
	0.400%	04/01/2014	04/02/2014	GBP 400,000	United Kingdom Gilt 1.250% - 4.750% due 07/22/2018 - 07/22/2052	(667,291)	666,860	666,860
SSB	0.000%†	03/31/2014	04/01/2014	$ 20,710	Fannie Mae 2.260% due 10/17/2022	(21,128)	20,711	20,710

Total Repurchase Agreements						$(6,287,122)	$6,215,896	$6,216,981

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	199

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

(d)	Securities with an aggregate market value of $767 have been pledged as collateral under the terms of the following master agreements as of March 30, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
PIMCO Short-Term Floating NAV Portfolio III
Global/Master Repurchase Agreement
BCY	$552,043	$0	$0	$0	$552,043	$(553,675)	$(1,632)
BOM	49,800	0	0	0	49,800	(50,912)	(1,112)
BOS	39,000	0	0	0	39,000	(39,750)	(750)
BPG	41,400	0	0	0	41,400	(43,078)	(1,678)
BRC	533,488	0	0	0	533,488	(533,248)	240
GSC	23,000	0	0	0	23,000	(23,730)	(730)
JPS	5,300	0	0	0	5,300	(5,420)	(120)
MBC	1,317,040	0	0	0	1,317,040	(1,314,242)	2,798
MEI	1,267,034	0	0	0	1,267,034	(1,262,075)	4,959
NMO	30,000	0	0	0	30,000	(31,005)	(1,005)
NXN	75,000	0	0	0	75,000	(76,611)	(1,611)
RDR	99,800	0	0	0	99,800	(101,995)	(2,195)
SGY	513,180	0	0	0	513,180	(523,012)	(9,832)
SOG	1,650,186	0	0	0	1,650,186	(1,713,527)	(63,341)
SSB	20,112	0	0	0	20,112	(20,514)	(402)

PIMCO Cayman Japan Fund I, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
SSB	598	0	0	0	598	(614)	(16)

Total Borrowings and Other Financing Transactions	$6,216,981	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
BOA	05/2014	†		JPY	2,140,000	$		20,907	$170	$0
	05/2014			MXN	30,501			2,286	0	(42)
	06/2014	†		JPY	89,750,000			878,073	8,247	0

BPS	04/2014			MXN	4,692,037			354,492	62	(4,581)
	05/2014				814,679			61,224	2	(973)
	06/2014				977,971			73,375	0	(1,106)
	07/2014				1,024,327			76,919	0	(918)
	08/2014				413,466			30,790	0	(572)
	10/2014			DKK	300,000			53,788	0	(1,628)

BRC	04/2014			MXN	1,965,503			147,743	0	(2,795)
	05/2014			EUR	25,321			34,406	0	(475)
	05/2014	†		JPY	85,000,000			830,646	6,898	0
	06/2014	†			194,996,500			1,908,350	18,427	0
	10/2014			GBP	10,538			17,427	0	(116)

CBK	04/2014			MXN	614			46	0	(1)
	04/2014		$		8,642		DKK	46,930	18	0
	05/2014	†		JPY	30,150,000	$		294,728	2,540	0
	05/2014			MXN	2,417,169			180,400	0	(4,188)
	06/2014				695,656			52,343	0	(669)
	04/2015			DKK	40,650			7,506	0	(9)

DUB	04/2014				1,339,000			244,748	0	(2,329)
	04/2014			MXN	849			65	0	0
	05/2014				22,500			1,723	5	0
	10/2014			DKK	1,120,000			203,401	0	(3,484)

FBF	04/2014			MXN	1,037			79	0	(1)
	10/2014			GBP	3,552			5,723	0	(190)

200	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
GLM	04/2014		MXN	882,057	$		66,785	$29	$(714)
	05/2014			3,781			286	0	(3)
	06/2014			828,366			62,095	8	(975)
	07/2014			893,362			66,743	0	(1,126)
	08/2014			541,268			40,202	0	(822)

HUS	04/2014			245,000			18,558	0	(168)
	05/2014			389,759			29,470	0	(270)

JPM	04/2014			500,000			37,750	0	(545)
	05/2014			301,360			22,801	0	(205)
	06/2014			227,157			17,310	5	0

MSC	04/2014			656,552			49,237	1	(996)
	05/2014			831,585			62,065	0	(1,421)
	06/2014			816,791			60,928	0	(1,232)
	06/2014	$		114		MXN	1,519	2	0
	07/2014		MXN	12,210	$		911	0	(16)
	08/2014			9,140			681	0	(13)

RBC	05/2014			1,210			93	0	0

RYL	04/2014	$		494,280		DKK	2,687,520	1,632	0
	04/2015		DKK	2,687,520	$		495,385	0	(1,483)

UAG	04/2014		MXN	959,880			72,274	0	(1,231)
	06/2014			24,000			1,794	0	(33)

Total Forward Foreign Currency Contracts								$38,046	$(35,330)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(f)	Securities with an aggregate market value of $29,405 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
PIMCO Short-Term Floating NAV Portfolio III
BOA	$0	$0	$0	$0	$(42)	$0	$0	$(42)	$(42)	$11	$(31)
BPS	64	0	0	64	(9,778)	0	0	(9,778)	(9,714)	7,963	(1,751)
BRC	0	0	0	0	(3,386)	0	0	(3,386)	(3,386)	3,560	174
CBK	18	0	0	18	(4,867)	0	0	(4,867)	(4,849)	4,392	(457)
DUB	5	0	0	5	(5,813)	0	0	(5,813)	(5,808)	5,083	(725)
FBF	0	0	0	0	(191)	0	0	(191)	(191)	0	(191)
GLM	37	0	0	37	(3,640)	0	0	(3,640)	(3,603)	3,094	(509)
HUS	0	0	0	0	(438)	0	0	(438)	(438)	311	(127)
JPM	5	0	0	5	(750)	0	0	(750)	(745)	552	(193)
MSC	3	0	0	3	(3,678)	0	0	(3,678)	(3,675)	(6,426)	(10,101)
RYL	1,632	0	0	1,632	(1,483)	0	0	(1,483)	149	(470)	(321)
UAG	0	0	0	0	(1,264)	0	0	(1,264)	(1,264)	1,107	(157)

PIMCO Cayman Japan Fund I, Ltd. (Subsidiary)
BOA	8,417	0	0	8,417	0	0	0	0	8,417	(4,780)	3,637
BRC	25,325	0	0	25,325	0	0	0	0	25,325	(370)	24,955
CBK	2,540	0	0	2,540	0	0	0	0	2,540	(1,720)	820

Total Over the Counter	$38,046	$0	$0	$38,046	$(35,330)	$0	$0	$(35,330)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	201

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III (Cont.)

March 31, 2014

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$38,046	$0	$38,046

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$35,330	$0	$35,330

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$398,930	$0	$398,930

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,153	$0	$4,153

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$12,893,798	$46,486	$12,940,284
Industrials	0	1,365,785	0	1,365,785
Utilities	0	272,964	0	272,964
Municipal Bonds & Notes
California	0	15,001	0	15,001
U.S. Government Agencies	0	12,549,220	2,434	12,551,654
U.S. Treasury Obligations	0	3,754,594	0	3,754,594
Asset-Backed Securities	0	324,614	0	324,614
Sovereign Issues	0	4,390,895	0	4,390,895
Short-Term Instruments
Certificates of Deposit	0	457,203	0	457,203
Commercial Paper	0	2,504,654	0	2,504,654
Repurchase Agreements	0	6,215,896	0	6,215,896
Short-Term Notes	0	2,006,655	0	2,006,655

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Japan Treasury Bills	$0	$3,895,024	$0	$3,895,024
Mexico Treasury Bills	0	1,600,790	0	1,600,790
U.S. Treasury Bills	0	53,183	0	53,183

Total Investments	$0	$52,300,276	$48,920	$52,349,196

Financial Derivative Instruments - Assets
Over the counter	$0	$38,046	$0	$38,046

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(35,330)	$0	$(35,330)

Totals	$0	$52,302,992	$48,920	$52,351,912

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

†	All or a portion of this security is owned by PIMCO Cayman Japan Fund I, Ltd., which is a 100% owned subsidiary of the Portfolio.

202	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Notes to Financial Statements

March 31, 2014

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the 19 portfolios (each a “Portfolio” and collectively the “Portfolios”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Portfolios.

Shares of the Portfolios have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. Each Portfolio issues its shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolios is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Portfolios may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Portfolio, except the PIMCO Short-Term Floating NAV Portfolio, PIMCO Short-Term Floating NAV Portfolio II and the PIMCO Short-Term Floating NAV Portfolio III, are declared and distributed to shareholders quarterly. Dividends from net investment income, if any, of the PIMCO Short-Term Floating NAV Portfolio, PIMCO Short-Term Floating NAV Portfolio II and the PIMCO Short-Term Floating

ANNUAL REPORT	MARCH 31, 2014	203

Notes to Financial Statements (Cont.)

NAV Portfolio III are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting

Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective for interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and Note 7, Principal Risks for additional details.

In June 2013, the FASB issued an ASU providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update is effective prospectively during interim or annual periods beginning on or after December 15, 2013. At this time, management is evaluating the ASU to determine whether it will impact the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes

204	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2014

obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, PIMCO, the responsibility for monitoring significant events that may materially affect the values of a Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for each respective Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for

ANNUAL REPORT	MARCH 31, 2014	205

Notes to Financial Statements (Cont.)

reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for each respective Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts, commodity options and options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including

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simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  Certain Portfolios may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When a Portfolio has sold a security on a delayed-delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Portfolio generally has no right to enforce compliance with the terms of the loan agreement with

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the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. Certain Portfolios may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate Portfolios to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amounts may not be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2014, the PIMCO High Yield Portfolio, PIMCO Long Duration Corporate Bond Portfolio, and PIMCO Senior Floating Rate Portfolio had $13,493,515, $1,789,474, and $238,605, respectively, in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Portfolios may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the

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collateral securities and the class of the CDO in which a Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Payment In-Kind Securities  Certain Portfolios may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

Residual Interest Bonds  Certain Portfolios may invest in residual interest bonds (“RIBs”), which are created via a master trust agreement between a broker-dealer, acting as trustor and liquidity provider, and an investment bank, acting as trustee and tender agent. The master trust agreement defines the terms for each trust series, with each series being established by the transfer of long-term, fixed-rate municipal bonds (“Fixed Rate Bonds”) to the trustee to be held, and provides for the creation, execution and delivery of floater certificates (“Floating Rate Notes”) and RIBs. Floating Rate Notes are liquid notes that are issued with a short-term variable rate typically linked to the weekly Securities Industry and Financial Markets Association (“SIFMA”) rate. After interest income is paid on the Floating Rate Notes at current rates, the residual income from the Fixed Rate Bonds is paid to the RIBs. RIBs are issued with a coupon that fluctuates inversely with the Floating Rate Notes’ referenced rate, subject to certain limitations. Therefore, rising short-term rates result in lower income for the RIBs and vice versa.

Floating Rate Notes are generally remarketed to municipal money market funds. RIBs are acquired by either tax-exempt municipal bond funds or trusts, or other parties interested in obtaining potentially higher yielding tax-exempt securities or gaining levered exposure to the municipal bond market. Floating Rate Note holders typically have the option to tender their notes to the liquidity provider for redemption at par at each reset date. The RIBs holders have the option to (i) require the Floating Rate Note holders to tender their notes at par, and (ii) require the liquidity provider to transfer the Fixed Rate Bonds to the RIBs holders. The holders of RIBs bear substantially all of the downside investment risk associated with the underlying Fixed Rate Bonds, and also benefit from a disproportionate amount of the potential appreciation of the underlying Fixed Rate Bonds’ value. RIBs may be more volatile and less liquid than other municipal bonds of comparable maturity.

Restricted Securities  Certain Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2014 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Portfolios may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities, such as U.S. Treasury Strips which are Treasury fixed income securities sold at a discount to face value and offer no interest payments; rather, investors receive par at maturity.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation

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Notes to Financial Statements (Cont.)

Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  Certain Portfolios may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

Each Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolios. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2014 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio
Fund Name	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO Asset-Backed Securities Portfolio	$15,658	$927,824	$(875,700)	$(19)	$(1)	$67,762	$24	$0
PIMCO Developing Local Markets Portfolio	64,392	224,227	(250,400)	(3)	(4)	38,212	126	0
PIMCO Emerging Markets Portfolio	378,567	1,003,612	(1,142,800)	(419)	353	239,313	712	0
PIMCO FX Strategy Portfolio	28,259	36,531	(54,800)	(2)	(1)	9,987	30	0
PIMCO High Yield Portfolio	15,465	363,745	(354,200)	(4)	0	25,006	46	0
PIMCO Investment Grade Corporate Portfolio	235,642	2,803,918	(2,977,741)	(74)	(9)	61,736	1,018	0
PIMCO Long Duration Corporate Bond Portfolio	308,539	3,001,038	(3,255,000)	(18)	(31)	54,528	538	0
PIMCO Low Duration Portfolio	68,496	24,050	(92,539)	(90)	83	0	60	0
PIMCO Mortgage Portfolio	1,439,144	3,017,193	(4,353,900)	(62)	(55)	102,320	993	0
PIMCO Municipal Sector Portfolio	12,362	75,019	(78,200)	(2)	(1)	9,178	20	0
PIMCO Real Return Portfolio	63,381	701,631	(765,000)	5	(7)	10	31	0
PIMCO Senior Floating Rate Portfolio	7,906	87,818	(92,700)	4	0	3,028	19	0
PIMCO Short-Term Portfolio	3,231	818,175	(711,300)	(24)	(5)	110,077	76	0
PIMCO U.S. Government Sector Portfolio	186	64,216	(12,000)	0	(5)	52,397	16	0
PIMCO International Portfolio	90,443	981,671	(1,071,985)	(120)	(9)	0	982	0

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO Investment Grade Corporate Portfolio	$221,715	$300,942	$(21,900)	$(30)	$(18)	$500,709	$941	$0
PIMCO Mortgage Portfolio	386,025	53,620	(439,700)	(413)	486	18	520	0
PIMCO Real Return Portfolio	0	102,102	(88,700)	1	1	13,404	2	0
PIMCO International Portfolio	0	265,631	(14,700)	(1)	25	250,955	31	0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a

Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

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(a) Repurchase Agreements  Certain Portfolios may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  Certain Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Portfolios may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of

(i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Portfolios may enter into short sales transactions. A short sale is a transaction in which a Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolios use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Forward Foreign Currency Contracts  Certain Portfolios may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency

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contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Portfolios may enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Portfolios may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  Certain Portfolios may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  Certain Portfolios may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  Certain Portfolios may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

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Interest Rate Swaptions  Certain Portfolios may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Portfolios may write or purchase foreign currency options. Purchasing foreign currency options gives a Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  Certain Portfolios may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Portfolios may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and

Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the

ANNUAL REPORT	MARCH 31, 2014	213

Notes to Financial Statements (Cont.)

notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolios may be subject to, please see the Important Information About the Portfolios.

Market Risks  A Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Portfolio may lose money if these changes are not anticipated by Portfolio management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If a Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If a Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically

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Notes to Financial Statements (Cont.)

related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose a Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolios by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to a Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. A Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”).

Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Portfolio and select counterparties. The Master Forward

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Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. BASIS FOR CONSOLIDATION FOR PIMCO INTERNATIONAL PORTFOLIO AND PIMCO SHORT-TERM FLOATING NAV PORTFOLIO III (“Consolidated Funds”)

PIMCO Cayman Japan Fund I and II, Ltd. (each a “Subsidiary”), Cayman Islands exempted companies, were incorporated as wholly owned subsidiaries acting as investment vehicles for the Consolidated Funds in order to effect certain investments for the Consolidated Funds consistent with each Consolidated Fund’s investment objectives and policies as specified in their respective prospectus and statement of additional information. Each Consolidated Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Fund and its respective Subsidiary. The consolidated financial statements include the accounts of each Consolidated Fund and its respective Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between each Consolidated Fund and its respective Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that each Consolidated Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association of each Subsidiary, shares issued by each Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the respective Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the respective Subsidiaries. See the table below for details regarding the structure, incorporation and relationship as of period end of each Subsidiary to its respective Consolidated Fund (amounts in thousands).

	PIMCO International Portfolio	PIMCO Short-Term Floating NAV III
	PIMCO Cayman Japan Fund II, Ltd.	PIMCO Cayman Japan Fund I, Ltd.
Date of Incorporation	06/05/2012	06/05/2012
Subscription Agreement	06/12/2012	06/12/2012
Fund Net Assets	$1,739,775	$49,219,987
Subsidiary % of Fund Net Assets	0.3%	8.0%
Subsidiary Financial Statement Information
Total assets	$5,576	$3,950,449
Total liabilities	0	0
Net assets	$5,576	$3,950,449
Total income	5	4,720
Net investment income (loss)	2	4,660
Net realized gain (loss)	(665)	(1,586)
Net change in unrealized appreciation (depreciation)	730	13,265
Increase (decrease) in net assets resulting from operations	$67	$16,339

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Notes to Financial Statements (Cont.)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for each Portfolio is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees are charged at an annual rate as noted in the following table:

Portfolio Name	Investment Advisory Fee		Supervisory and Administrative Fee
PIMCO Asset-Backed Securities Portfolio	0.02%		0.03%
PIMCO Developing Local Markets Portfolio	0.02%		0.10%
PIMCO Emerging Markets Portfolio	0.02%		0.10%
PIMCO FX Strategy Portfolio	0.02%		0.03%
PIMCO High Yield Portfolio	0.02%		0.03%
PIMCO Investment Grade Corporate Portfolio	0.02%		0.03%
PIMCO Long Duration Corporate Bond Portfolio	0.02%		0.03%
PIMCO Low Duration Portfolio	0.02%		0.03%
PIMCO Moderate Duration Portfolio	0.02%		0.03%
PIMCO Mortgage Portfolio	0.02%		0.03%
PIMCO Municipal Sector Portfolio	0.02%		0.03%
PIMCO Real Return Portfolio	0.02%		0.03%
PIMCO Senior Floating Rate Portfolio	0.02%		0.03%
PIMCO Short-Term Portfolio	0.02%		0.03%
PIMCO Short-Term Floating NAV Portfolio	0.00%	(1)	0.00%
PIMCO Short-Term Floating NAV Portfolio II	0.02%		0.03%
PIMCO U.S. Government Sector Portfolio	0.02%		0.03%
PIMCO International Portfolio	0.02%		0.10%
PIMCO Short-Term Floating NAV Portfolio III	0.00%	(1)	0.00%

(1)

By investing in the Portfolio, each investing fund agrees that 0.005% of the fee that each investing fund is currently obligated to pay PIMCO under its investment advisory contract will be designated as compensation for the investment advisory services PIMCO provides to the Portfolio.

(c) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the

Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO FX Strategy and PIMCO Senior Floating Rate Portfolios’ Supervisory and Administrative Fees in each Portfolio’s first fiscal year, to the extent that the payment of each Portfolio’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.00049% (calculated as a percentage of each Portfolio’s average daily net assets).

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PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at March 31, 2014, were as follows (amounts in thousands):

Portfolio Name	Recoverable Amounts
PIMCO Low Duration Portfolio	$11
PIMCO Moderate Duration Portfolio	9
PIMCO Senior Floating Rate Portfolio	29

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro-rata basis to each Portfolio and Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(d) Distributor  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

(e) Acquired Fund Fees and Expenses The PIMCO International Portfolio’s Subsidiary (“Subsidiary”) has entered into a separate contract with PIMCO for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.01% and 0.05%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and Supervisory and Administrative Fee it receives from the Subsidiary in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. The waiver is reflected in the Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended March 31, 2014, the PIMCO International Portfolio waived the following fees (amounts in thousands):

Fund Name	Waived Fees
PIMCO International Portfolio	$3

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2014, the Portfolios below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Portfolio Name	Purchases	Sales
PIMCO Asset-Backed Securities Portfolio	$583	$40,619
PIMCO Emerging Markets Portfolio	148,649	11,639
PIMCO High Yield Portfolio	119,013	90,115
PIMCO Investment Grade Corporate Portfolio	263,497	421,762
PIMCO Long Duration Corporate Bond Portfolio	2,358,124	303,941
PIMCO Low Duration Portfolio	116,544	23,571
PIMCO Moderate Duration Portfolio	69,150	14,633
PIMCO Mortgage Portfolio	80,788	9,245
PIMCO Municipal Sector Portfolio	4,240	14,003
PIMCO Real Return Portfolio	58,490	78,886
PIMCO Senior Floating Rate Portfolio	59,375	2,202
PIMCO Short-Term Portfolio	28,483	38,637
PIMCO Short-Term Floating NAV Portfolio	3,743,261	2,641,275
PIMCO Short-Term Floating NAV Portfolio II	3,294,535	506,846
PIMCO U.S. Government Sector Portfolio	394,928	0
PIMCO International Portfolio	77,791	10,712
PIMCO Short-Term Floating NAV Portfolio III	14,853,634	8,540,513

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve

ANNUAL REPORT	MARCH 31, 2014	219

Notes to Financial Statements (Cont.)

future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2014 were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Portfolio Name	Purchases	Sales	Purchases	Sales
PIMCO Asset-Backed Securities Portfolio	$598,378	$569,284	$325,924	$114,899
PIMCO Developing Local Markets Portfolio	523	5,127	1,323	74,545
PIMCO Emerging Markets Portfolio	281	9,488	536,231	449,709
PIMCO High Yield Portfolio	4,900	3,880	501,654	602,943
PIMCO Investment Grade Corporate Portfolio	600,341	664,414	1,229,172	1,895,461
PIMCO Long Duration Corporate Bond Portfolio	6,698,873	3,676,804	7,067,874	3,731,133
PIMCO Low Duration Portfolio	571,270	461,281	17,372	8,778
PIMCO Moderate Duration Portfolio	1,235,211	1,015,567	80,535	18,975
PIMCO Mortgage Portfolio	121,205,173	122,623,785	98,616	126,356
PIMCO Municipal Sector Portfolio	0	0	44,546	131,535
PIMCO Real Return Portfolio	812,109	1,142,875	246,003	285,484
PIMCO Senior Floating Rate Portfolio	99	0	138,606	69,223
PIMCO Short-Term Portfolio	19,066	21,681	187,344	145,574
PIMCO Short-Term Floating NAV Portfolio	3,309,886	6,188,495	2,270,279	2,460,793
PIMCO Short-Term Floating NAV Portfolio II	1,964,201	1,789,905	1,738,795	798,801
PIMCO U.S. Government Sector Portfolio	2,975,053	3,442,099	76,035	161,318
PIMCO International Portfolio	63,042	64,450	1,341,778	1,999,411
PIMCO Short-Term Floating NAV Portfolio III	66,494,012	53,936,587	12,715,781	3,093,025

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Asset-Backed Securities Portfolio				PIMCO Developing Local Markets Portfolio (1)
	Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	47,656	$582,905	11,808	$135,382	2,291	$13,050	21,805	$118,630
Issued as reinvestment of distributions	3,410	40,923	2,572	29,289	4,321	19,578	909	5,040
Cost of shares redeemed	(27,373)	(331,901)	(6,607)	(74,962)	(21,965)	(115,251)	(27,384)	(145,614)
Net increase (decrease) resulting from Portfolio share transactions	23,693	$291,927	7,773	$89,709	(15,353)	$(82,623)	(4,670)	$(21,944)

220	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2014

	PIMCO Emerging Markets Portfolio				PIMCO FX Strategy Portfolio (2)
	Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	26,361	$270,703	18,102	$197,945	0	$0	193	$1,870
Issued as reinvestment of distributions	5,130	51,361	7,416	79,766	260	2,116	5	50
Cost of shares redeemed	(39,938)	(411,171)	(18,484)	(201,440)	(1,500)	(13,955)	(1,062)	(10,243)
Net increase (decrease) resulting from Portfolio share transactions	(8,447)	$(89,107)	7,034	$76,271	(1,240)	$(11,839)	(864)	$(8,323)

	PIMCO High Yield Portfolio				PIMCO Investment Grade Corporate Portfolio
	Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	8,000	$61,908	14,741	$115,920	58,872	$645,417	62,465	$702,180
Issued as reinvestment of distributions	6,263	47,785	7,304	56,506	32,575	349,654	22,514	253,607
Cost of shares redeemed	(24,299)	(188,025)	(15,452)	(120,809)	(124,230)	(1,396,104)	(68,039)	(769,805)
Net increase (decrease) resulting from Portfolio share transactions	(10,036)	$(78,332)	6,593	$51,617	(32,783)	$(401,033)	16,940	$185,982

	PIMCO Long Duration Corporate Bond Portfolio (3)				PIMCO Low Duration Portfolio (4)
	Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Period From 05/31/2012 to 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	711,652	$8,372,169	345,630	$4,310,018	11,862	$117,147	25,749	$257,499
Issued as reinvestment of distributions	113,311	1,282,760	79,827	1,006,539	254	2,500	135	1,350
Cost of shares redeemed	(206,916)	(2,429,506)	(197,665)	(2,486,011)	(1,210)	(11,950)	(286)	(2,872)
Net increase (decrease) resulting from Portfolio share transactions	618,047	$7,225,423	227,792	$2,830,546	10,906	$107,697	25,598	$255,977

	PIMCO Moderate Duration Portfolio (5)				PIMCO Mortgage Portfolio
	Year Ended 03/31/2014		Period From 07/31/2012 to 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	28,811	$279,308	29,099	$289,688	43,888	$469,193	78,790	$873,947
Issued as reinvestment of distributions	615	5,950	120	1,200	17,763	188,095	28,755	316,857
Cost of shares redeemed	(3,598)	(34,871)	(847)	(8,442)	(265,515)	(2,858,282)	(96,705)	(1,069,574)
Net increase (decrease) resulting from Portfolio share transactions	25,828	$250,387	28,372	$282,446	(203,864)	$(2,200,994)	10,840	$121,230

	PIMCO Municipal Sector Portfolio (6)				PIMCO Real Return Portfolio
	Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	2,089	$17,140	3,148	$28,240	24,278	$220,550	95,015	$942,870
Issued as reinvestment of distributions	2,938	23,533	2,439	21,802	5,955	53,405	12,918	128,287
Cost of shares redeemed	(14,507)	(121,354)	(11,424)	(102,980)	(90,768)	(846,267)	(56,425)	(559,219)
Net increase (decrease) resulting from Portfolio share transactions	(9,480)	$(80,681)	(5,837)	$(52,938)	(60,535)	$(572,312)	51,508	$511,938

	PIMCO Senior Floating Rate Portfolio (7)				PIMCO Short-Term Portfolio
	Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	7,132	$73,320	1,439	$14,730	38,795	$373,355	9,384	$87,810
Issued as reinvestment of distributions	207	2,121	42	428	3,609	34,447	4,071	38,279
Cost of shares redeemed	(746)	(7,691)	(72)	(731)	(28,316)	(273,077)	(25,498)	(239,828)
Net increase (decrease) resulting from Portfolio share transactions	6,593	$67,750	1,409	$14,427	14,088	$134,725	(12,043)	$(113,739)

ANNUAL REPORT	MARCH 31, 2014	221

Notes to Financial Statements (Cont.)

	PIMCO Short-Term Floating NAV Portfolio (8)				PIMCO Short-Term Floating NAV Portfolio II
	Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	12,696,244	$127,040,000	19,193,392	$192,282,300	3,596,091	$35,999,022	2,754,773	$27,578,569
Issued as reinvestment of distributions	3,422	34,238	7,706	77,179	1,131	11,318	1,111	11,126
Cost of shares redeemed	(14,019,344)	(140,279,075)	(20,154,091)	(201,928,722)	(3,342,062)	(33,455,999)	(2,701,938)	(27,049,612)
Net increase (decrease) resulting from Portfolio share transactions	(1,319,678)	$(13,204,837)	(952,993)	$(9,569,243)	255,160	$2,554,341	53,946	$540,083

	PIMCO U.S. Government Sector Portfolio				PIMCO International Portfolio
	Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	66,744	$615,550	54,100	$505,340	51,390	$242,320	44,845	$222,415
Issued as reinvestment of distributions	6,421	56,781	6,319	59,124	20,672	95,267	59,222	288,734
Cost of shares redeemed	(97,203)	(878,340)	(127,972)	(1,193,788)	(121,107)	(569,533)	(94,255)	(472,089)
Net increase (decrease) resulting from Portfolio share transactions	(24,038)	$(206,009)	(67,553)	$(629,324)	(49,045)	$(231,946)	9,812	$39,060

	PIMCO Short-Term Floating NAV Portfolio III (9)
	Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount
Receipts for shares sold	17,761,843	$177,494,818	8,055,561	$80,558,145
Issued as reinvestment of distributions	15,918	159,056	7,298	72,969
Cost of shares redeemed	(14,829,519)	(148,188,398)	(6,170,258)	(61,705,690)
Net increase (decrease) resulting from Portfolio share transactions	2,948,242	$29,465,476	1,892,601	$18,925,424

(1)	As of March 31, 2014, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 68% of the Portfolio.
(2)	As of March 31, 2014, four shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 99% of the Portfolio.
(3)	As of March 31, 2014, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 11% of the Portfolio.
(4)	As of March 31, 2014, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 92% of the Portfolio.
(5)	As of March 31, 2014, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 91% of the Portfolio.
(6)	As of March 31, 2014, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 12% of the Portfolio.
(7)	As of March 31, 2014, four shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 54% of the Portfolio.
(8)

As of March 31, 2014, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 27% of the Portfolio, and each of the two shareholders are related parties of the Portfolio.*

(9)

As of March 31, 2014, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 53% of the Portfolio, and each of the two shareholders are related parties of the Portfolio.*

*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Investment Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of March 31, 2014, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

222	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2014

The Portfolios file U.S. tax returns. While the statute of limitations remains open to examine the Portfolios’ U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral— Capital (4)	Qualified Late-Year Loss Deferral— Ordinary (5)
PIMCO Asset-Backed Securities Portfolio	$0	$12,070	$0	$14,131	$0	$(4,839)	$0	$0
PIMCO Developing Local Markets Portfolio	0	0	0	(6,306)	0	(93,265)	0	(1,883)
PIMCO Emerging Markets Portfolio	0	0	0	11,273	(2,850)	(18,810)	(10,404)	(20,025)
PIMCO FX Strategies Portfolio	0	0	0	(236)	0	(26)	0	(155)
PIMCO High Yield Portfolio	0	5,144	0	38,945	(6,060)	(179,319)	0	0
PIMCO Investment Grade Corporate Portfolio	0	30,965	14,323	228,533	0	0	0	0
PIMCO Long Duration Corporate Portfolio	0	0	0	951,486	(75,509)	0	(22,456)	0
PIMCO Low Duration Fixed Income Portfolio	0	378	0	986	(40)	(4,610)	0	0
PIMCO Moderate Duration Portfolio	0	974	0	905	0	(7,777)	0	0
PIMCO Mortgage Portfolio	0	18,423	0	(33,544)	0	(173,059)	0	0
PIMCO Municipal Sector Portfolio	10,542	19	341	20,933	0	0	0	0
PIMCO Real Return Portfolio	0	0	0	(31,907)	(8,851)	0	(7,088)	0
PIMCO Senior Floating Rate Portfolio	0	404	17	200	(3)	0	0	0
PIMCO Short-Term Portfolio	0	10,511	0	11,150	0	(364,693)	0	0
PIMCO Short-Term Floating NAV Portfolio	0	687	0	588	0	0	0	0
PIMCO Short-Term Floating NAV Portfolio II	0	222	0	759	(19)	(128)	0	0
PIMCO U.S. Government Sector Portfolio	0	4,400	0	(28,511)	(2,715)	(172,455)	0	0
PIMCO International Portfolio	0	10,985	0	9,702	(33,625)	(67,310)	0	0
PIMCO Short-Term Floating NAV Portfolio III	0	16,263	0	(1,214)	(11,104)	(27,624)	0	0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also, adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, interest-only basis adjustments, real estate investment trusts (REITs), and Lehman securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through March 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2013 through March 31, 2014 and Ordinary losses realized during the period January 1, 2014 through March 31, 2014, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	MARCH 31, 2014	223

Notes to Financial Statements (Cont.)

As of March 31, 2014, the Portfolios had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolios will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands) (6)
	03/31/2015	03/31/2016	03/31/2017	03/31/2018	03/31/2019
PIMCO Asset-Backed Securities Portfolio	$0	$0	$0	$0	$0
PIMCO Developing Local Markets Portfolio	0	0	0	73,191	0
PIMCO Emerging Markets Portfolio	0	0	0	18,810	0
PIMCO FX Strategies Portfolio	0	0	0	0	0
PIMCO High Yield Portfolio	0	0	0	125,765	0
PIMCO Investment Grade Corporate Portfolio	0	0	0	0	0
PIMCO Long Duration Corporate Portfolio	0	0	0	0	0
PIMCO Low Duration Fixed Income Portfolio	0	0	0	0	0
PIMCO Moderate Duration Portfolio	0	0	0	0	0
PIMCO Mortgage Portfolio	0	0	0	0	0
PIMCO Municipal Sector Portfolio	0	0	0	0	0
PIMCO Real Return Portfolio	0	0	0	0	0
PIMCO Senior Floating Rate Portfolio	0	0	0	0	0
PIMCO Short-Term Portfolio	5,243	43,531	85,425	73,668	86,545
PIMCO Short-Term Floating NAV Portfolio	0	0	0	0	0
PIMCO Short-Term Floating NAV Portfolio II	0	0	0	0	0
PIMCO U.S. Government Sector Portfolio	0	0	0	0	0
PIMCO International Portfolio	36,129	31,181	0	0	0
PIMCO Short-Term Floating NAV Portfolio III	0	0	0	0	0

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2014, the Portfolio had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term (6)
PIMCO Asset-Backed Securities Portfolio	$171	$4,668
PIMCO Developing Local Markets Portfolio*	6,016	14,058
PIMCO Emerging Markets Portfolio	0	0
PIMCO FX Strategies Portfolio	24	2
PIMCO High Yield Portfolio	42,493	11,061
PIMCO Investment Grade Corporate Portfolio	0	0
PIMCO Long Duration Corporate Portfolio	0	0
PIMCO Low Duration Fixed Income Portfolio	3,049	1,561
PIMCO Moderate Duration Portfolio	5,008	2,769
PIMCO Mortgage Portfolio	95,409	77,650
PIMCO Municipal Sector Portfolio	0	0
PIMCO Real Return Portfolio	0	0
PIMCO Senior Floating Rate Portfolio	0	0
PIMCO Short-Term Portfolio	2,028	68,252
PIMCO Short-Term Floating NAV Portfolio	0	0
PIMCO Short-Term Floating NAV Portfolio II	0	128
PIMCO U.S. Government Sector Portfolio	142,999	29,457
PIMCO International Portfolio	0	0
PIMCO Short-Term Floating NAV Portfolio III	24,854	2,769

(6)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

224	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2014

As of March 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)
PIMCO Asset-Backed Securities Portfolio	$1,275,203	$55,366	$(42,341)	$13,026
PIMCO Developing Local Markets Portfolio	90,608	236	(6,454)	(6,218)
PIMCO Emerging Markets Portfolio	1,078,975	16,189	(14,265)	1,924
PIMCO FX Strategies Portfolio	12,304	0	(9)	(9)
PIMCO High Yield Portfolio	728,629	51,232	(8,140)	43,092
PIMCO Investment Grade Corporate Portfolio	3,474,226	237,756	(17,056)	220,699
PIMCO Long Duration Corporate Portfolio	20,610,490	1,225,643	(353,275)	872,368
PIMCO Low Duration Fixed Income Portfolio	377,125	1,265	(301)	964
PIMCO Moderate Duration Portfolio	563,667	2,139	(1,341)	799
PIMCO Mortgage Portfolio	7,033,658	95,451	(127,915)	(32,464)
PIMCO Municipal Sector Portfolio	225,979	21,599	(1,475)	20,124
PIMCO Real Return Portfolio	3,019,030	33,746	(68,137)	(34,391)
PIMCO Senior Floating Rate Portfolio	92,564	427	(229)	198
PIMCO Short-Term Portfolio	1,037,943	34,702	(23,925)	10,777
PIMCO Short-Term Floating NAV Portfolio	7,955,563	1,227	(638)	589
PIMCO Short-Term Floating NAV Portfolio II	6,836,640	1,269	(510)	759
PIMCO U.S. Government Sector Portfolio	3,198,826	47,498	(60,437)	(12,939)
PIMCO International Portfolio	1,697,191	46,198	(32,135)	14,063
PIMCO Short-Term Floating NAV Portfolio III	52,335,789	48,386	(34,979)	13,407

(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, interest-only basis adjustments, real estate investment trusts (REITs) and Lehman securities for federal income tax purposes.

For the fiscal years ended March 31, 2014 and March 31, 2013, respectively, the Portfolios made the following tax basis distributions (amounts in thousands):

	March 31, 2014				March 31, 2013
	Tax-Exempt Income Distributions	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Tax-Exempt Income Distributions	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)
PIMCO Asset-Backed Securities Portfolio	$0	$41,800	$0	$0	$0	$29,655	$0	$0
PIMCO Developing Local Markets Portfolio	0	0	17,016	3,022	0	5,254	0	0
PIMCO Emerging Markets Portfolio	0	52,000	0	0	0	80,758	0	0
PIMCO FX Strategies Portfolio	0	2,114	2	0	0	50	0	0
PIMCO High Yield Portfolio	0	50,000	0	0	0	57,964	0	0
PIMCO Investment Grade Corporate Portfolio	0	173,686	180,600	0	0	214,235	44,577	0
PIMCO Long Duration Corporate Portfolio	0	1,180,107	115,368	0	0	893,790	119,132	0
PIMCO Low Duration Fixed Income Portfolio	0	2,500	0	0	0	1,350	0	0
PIMCO Moderate Duration Portfolio	0	5,950	0	0	0	1,200	0	0
PIMCO Mortgage Portfolio	0	191,998	0	0	0	321,982	0	0
PIMCO Municipal Sector Portfolio	12,379	1,882	9,541	0	14,395	1,679	5,918	0
PIMCO Real Return Portfolio	0	39,008	10,057	5,300	0	95,327	34,905	0
PIMCO Senior Floating Rate Portfolio	0	2,108	17	0	0	428	6	0
PIMCO Short-Term Portfolio	0	35,300	0	0	0	38,937	0	0
PIMCO Short-Term Floating NAV Portfolio	0	34,279	1	0	0	76,236	943	0
PIMCO Short-Term Floating NAV Portfolio II	0	11,482	0	0	0	11,256	102	0
PIMCO U.S. Government Sector Portfolio	0	58,002	0	0	0	60,231	0	0
PIMCO International Portfolio	0	96,832	0	0	0	292,822	0	0
PIMCO Short-Term Floating NAV Portfolio III	0	159,056	0	0	0	68,775	0	4,194

(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2014	225

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Asset-Backed Securities Portfolio, PIMCO Developing Local Markets Portfolio, PIMCO Emerging Markets Portfolio, PIMCO FX Strategy Portfolio, PIMCO High Yield Portfolio, PIMCO Investment Grade Corporate Portfolio, PIMCO Long Duration Corporate Bond Portfolio, PIMCO Low Duration Portfolio, PIMCO Moderate Duration Fixed Income Portfolio, PIMCO Mortgage Portfolio, PIMCO Municipal Sector Portfolio, PIMCO Real Return Portfolio, PIMCO Senior Floating Rate Portfolio, PIMCO Short-Term Portfolio, PIMCO Short-Term Floating NAV Portfolio, PIMCO Short-Term Floating NAV Portfolio II, PIMCO U.S. Government Sector Portfolio, PIMCO International Portfolio and PIMCO Short-Term Floating NAV Portfolio III (nineteen series of PIMCO Funds, hereinafter referred to as the “Portfolios”) at March 31, 2014, the results of each of their operations and the changes in each of their net assets, the cash flows for PIMCO Asset-Backed Securities Portfolio, PIMCO High Yield Portfolio and PIMCO Short-Term Portfolio and the financial highlights of the Portfolios for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements (consolidated financial statements for PIMCO International Portfolio and PIMCO Short-Term Floating NAV Portfolio III) and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2014

226	PRIVATE ACCOUNT PORTFOLIO SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GRE	RBS Securities, Inc.	RBC	Royal Bank of Canada
BCY	Barclays Capital, Inc.	GSC	Goldman Sachs & Co.	RDR	RBC Dain Rausher, Inc.
BOA	Bank of America N.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BOM	Bank of Montreal	HUS	HSBC Bank USA N.A.	RYM	Royal Bank of Scotland Plc - MTG OPT
BOS	Banc of America Securities LLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SAL	Citigroup Global Markets, Inc.
BPG	BNP Paribas Securities Corp.	JPM	JPMorgan Chase Bank N.A.	SBI	Citigroup Global Markets Ltd.
BPS	BNP Paribas S.A.	JPS	JPMorgan Securities, Inc.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	MBC	HSBC Bank Plc	SGY	Societe Generale, New York
BSN	Bank of Nova Scotia	MEI	Merrill Lynch International	SOG	Societe Generale
CBK	Citibank N.A.	MSC	Morgan Stanley & Co., Inc.	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	MSX	Morgan Stanley Capital Group, Inc.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	NAB	National Australia Bank Ltd.	UBS	UBS Securities LLC
FOB	Credit Suisse Securities (USA) LLC	NMO	National Bank of Canada	ULW	UBS Ltd.
GLM	Goldman Sachs Bank USA	NXN	Natixis New York	WFS	Wells Fargo Securities, LLC

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
BRL	Brazilian Real	HKD	Hong Kong Dollar	PEN	Peruvian New Sol
CAD	Canadian Dollar	JPY	Japanese Yen	PLN	Polish Zloty
CHF	Swiss Franc	MXN	Mexican Peso	SEK	Swedish Krona
DKK	Danish Krone	MYR	Malaysian Ringgit	SGD	Singapore Dollar
EUR	Euro	NOK	Norwegian Krone	USD (or $)	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index	MCDX	Municipal Bond Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	CR	Custodial Receipts	GTD	Guaranteed
AGM	Assured Guaranty Municipal	FGIC	Financial Guaranty Insurance Co.	NPFGC	National Public Finance Guarantee Corp.
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
AID	Agency International Development	CLO	Collateralized Loan Obligation	MBS	Mortgage-Backed Security
ALT	Alternate Loan Trust	CMO	Collateralized Mortgage Obligation	NCUA	National Credit Union Administration
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	REIT	Real Estate Investment Trust
BBR	Bank Bill Rate	FDIC	Federal Deposit Insurance Corp.	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBSW	Bank Bill Swap Reference Rate	FSB	Federal Savings Bank	YOY	Year-Over-Year
CDI	Brazil Interbank Deposit Rate	JSC	Joint Stock Company

ANNUAL REPORT	MARCH 31, 2014	227

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2014) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of each Portfolio’s fiscal 2013 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2014 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest -related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO Asset-Backed Securities Portfolio	0.00%	0.00%	$27,692	$0
PIMCO Developing Local Markets Portfolio	0.00%	0.00%	270	0
PIMCO Emerging Markets Portfolio	0.00%	0.00%	19,976	0
PIMCO FX Strategy Portfolio	0.00%	0.00%	0	0
PIMCO High Yield Portfolio	3.15%	3.15%	41,087	0
PIMCO Investment Grade Corporate Portfolio	1.30%	1.30%	160,001	13,684
PIMCO Long Duration Corporate Portfolio	0.09%	0.11%	950,915	159,117
PIMCO Low Duration Fixed Income Portfolio	0.00%	0.00%	2,500	0
PIMCO Moderate Duration Portfolio	0.00%	0.00%	5,950	0
PIMCO Mortgage Portfolio	0.00%	0.00%	191,998	0
PIMCO Municipal Sector Portfolio	0.00%	0.00%	4,591	1,661
PIMCO Real Return Portfolio	0.00%	0.00%	41,166	0
PIMCO Senior Floating Rate Portfolio	0.00%	0.00%	0	0
PIMCO Short-Term Portfolio	0.19%	0.19%	27,856	0
PIMCO Short-Term Floating NAV Portfolio	0.00%	0.00%	34,279	0
PIMCO Short-Term Floating NAV Portfolio II	0.00%	0.00%	11,482	0
PIMCO U.S. Government Sector Portfolio	0.00%	0.00%	58,002	0
PIMCO International Portfolio	0.19%	0.19%	4,316	0
PIMCO Short-Term Floating NAV Portfolio III	0.00%	0.00%	159,056	0

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2014, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2014.

228	PRIVATE ACCOUNT PORTFOLIO SERIES

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	02/1992 to Present	Managing Director and member of Executive Committee, PIMCO.	171	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	171	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	04/1987 to 02/1993 and 02/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	07/1993 to 02/1995 and 08/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	MARCH 31, 2014	229

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	04/1987 to Present	Managing Director and Chief Investment Officer, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

230	PRIVATE ACCOUNT PORTFOLIO SERIES

Privacy Policy

(Unaudited)

The Portfolios1,2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Portfolios have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolios and certain service providers to the Portfolios, such as the Portfolios’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Portfolios’ internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolios do not disclose any personal or account information provided by shareholders or gathered by the Portfolios to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolios. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolios’ distributor may also retain non-affiliated companies to market the Portfolios’ shares or products which use the Portfolios’ shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolios may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Portfolios reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Portfolios believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any investment fund managed by the Adviser in which a shareholder has invested. In addition, the Portfolios may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolios may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolios or their Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolios may share may include, for example, a shareholder’s participation in the Portfolios or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Portfolios’ experiences or transactions with a shareholder, information captured on the Portfolios’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Portfolios’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolios take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolios have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 PIMCO Investments LLC (“PI”) serves as the Portfolios’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Portfolio shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Portfolios” shall include PI when acting in this capacity.

2 When distributing this Policy, a Portfolio may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e., by using “we” instead of “the Portfolios”).

ANNUAL REPORT	MARCH 31, 2014	231

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PAPS3016AR_033114

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)	The Board of Trustees has determined that Ronald C. Parker, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Parker is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a) Fiscal Year Ended	Audit Fees
March 31, 2014	$4,823,667
March 31, 2013	$4,879,139

(b) Fiscal Year Ended	Audit-Related Fees(1)
March 31, 2014	$10,750
March 31, 2013	$10,750

(c) Fiscal Year Ended	Tax Fees
March 31, 2014	$2,000
March 31, 2013	$—	(2)

(d) Fiscal Year Ended	All Other Fees (3)
March 31, 2014	$—
March 31, 2013	$—

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Funds (the “Trust” or “Registrant”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1) Includes aggregate fees billed for review of the registrant’s semi-annual reports to shareholders related to fair value securities held by the Trust.

(2) There were no “Tax Fees” for this fiscal year.

(3) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable.

g)

	Aggregate Non- Audit Fees Billed to Entity
Entity	March 31, 2014	March 31, 2013
PIMCO Funds	$12,750	$10,750
Pacific Investment Management Company LLC (“PIMCO”)	$5,446,283	$5,375,203
Allianz Global Investors Fund Management LLC	$1,171,407	$900,385
Allianz Asset Management of America L.P.	$5,095,560	$4,728,145

Totals	$11,726,000	$11,014,483

h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

E. Philip Cannon;

Vern O. Curtis;

J. Michael Hagan;

Ronald C. Parker;

William J. Popejoy

Item 6.	Schedule of Investments.

The information required by this Item 6 (except with respect to the PIMCO Total Return Fund) is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the PIMCO Total Return Fund in its annual report to shareholders, a copy of which is included under Item 1, for this reporting period. The PIMCO Total Return Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

Schedule of Investments PIMCO Total Return Fund

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 93.9%
BANK LOAN OBLIGATIONS 0.4%
AES Corp.
3.750% due 06/01/2018		$16,897	$16,986
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018		6,742	6,759
Biomet, Inc.
3.153% due 03/25/2015		9,253	9,304
3.653% - 3.733% due 07/25/2017		35,913	36,000
Crown Castle International Corp.
3.250% due 01/31/2019		993	993
DaVita, Inc.
2.660% due 11/01/2017		42,188	42,309
2.910% due 10/20/2015		29,318	29,385
Dell, Inc.
3.750% due 10/29/2018		102,985	102,792
4.500% due 04/29/2020		127,982	127,278
Fresenius SE & Co. KGaA
2.233% due 08/07/2019		995	994
H.J. Heinz Co.
3.250% due 06/07/2019		9,950	9,988
3.500% due 06/05/2020		75,629	76,144
HCA, Inc.
2.653% due 02/02/2016		8,304	8,308
2.653% due 05/01/2016		97,825	97,923
2.903% due 03/31/2017		4,975	4,980
2.984% due 05/01/2018		71,190	71,279
Hertz Corp.
3.000% due 03/11/2018		17,305	17,252
Hologic, Inc.
3.250% due 08/01/2019		9,652	9,628
Huntsman International LLC
2.695% - 2.697% due 04/19/2017		6,929	6,950
Lombard Street CLO PLC
0.500% - 0.922% due 02/28/2023		19,121	17,400
0.500% - 0.922% due 02/28/2023	EUR	17,404	21,818
0.500% - 0.922% due 02/28/2023	GBP	23,072	35,003
MGM Resorts International
2.903% due 12/20/2017		$3,555	3,562
Pinnacle Entertainment, Inc.
3.750% due 08/13/2020		7,940	7,974
RPI Financial Trust
3.250% due 05/09/2018		12,924	12,989
3.250% due 11/09/2018		10,557	10,610
Spectrum Brands, Inc.
3.500% due 09/04/2019		6,723	6,744
SunGard Data Systems, Inc.
4.000% due 03/09/2020		16,194	16,255
Universal Health Services, Inc.
1.655% - 1.736% due 08/15/2016		9,127	9,138
Valeant Pharmaceuticals International, Inc.
2.410% due 04/20/2016		40,047	40,147
3.750% due 12/11/2019		24,625	24,748
3.750% due 08/05/2020		47,115	47,591

Total Bank Loan Obligations (Cost $926,118)			929,231

CORPORATE BONDS & NOTES 13.5%
BANKING & FINANCE 11.4%
Abbey National Treasury Services PLC
1.819% due 04/25/2014		225,100	225,332
ACE INA Holdings, Inc.
5.875% due 06/15/2014		3,400	3,437
AIG Life Holdings, Inc.
7.570% due 12/01/2045		52,200	63,747
8.125% due 03/15/2046		96,335	125,958
AIG-FP Matched Funding
7.000% due 05/15/2015	EUR	40,000	58,523
Ally Financial, Inc.
0.000% due 06/15/2015		$10,400	10,101
2.436% due 12/01/2014		55,158	55,475
2.500% due 03/15/2017 (g)		274,300	273,882
2.750% due 01/30/2017		79,620	80,615
3.125% due 01/15/2016		92,680	94,858
3.500% due 07/18/2016		89,865	92,786
3.500% due 01/27/2019		82,365	82,468
3.635% due 06/20/2014		331,153	333,968
4.625% due 06/26/2015		555,148	576,241
4.750% due 09/10/2018		58,273	61,842
5.500% due 02/15/2017		161,136	175,638
6.250% due 12/01/2017		43,419	48,629
6.750% due 12/01/2014		451,715	468,978

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
7.500% due 09/15/2020		$127,910	$152,533
8.000% due 03/15/2020		40,242	48,693
8.300% due 02/12/2015		608,773	644,919
American Express Bank FSB
6.000% due 09/13/2017		253,210	291,057
American Express Centurion Bank
6.000% due 09/13/2017		230,900	265,496
American Express Co.
6.800% due 09/01/2066		320	352
7.250% due 05/20/2014		13,000	13,116
American Express Credit Corp.
1.750% due 06/12/2015		4,000	4,057
5.125% due 08/25/2014		38,500	39,223
5.375% due 10/01/2014	GBP	17,700	30,173
American Honda Finance Corp.
0.458% due 11/03/2014		$4,400	4,407
American International Group, Inc.
2.375% due 08/24/2015		32,600	33,267
4.500% due 12/20/2017 (g)	HKD	500,000	68,191
4.900% due 06/02/2014	CAD	82,586	75,107
5.050% due 10/01/2015		$202,011	214,846
5.450% due 05/18/2017		278,435	310,992
5.600% due 10/18/2016		58,771	65,134
5.850% due 01/16/2018		24,600	28,143
6.250% due 03/15/2087		141,721	149,516
6.765% due 11/15/2017	GBP	189,478	363,057
8.175% due 05/15/2068		$1,097,786	1,447,705
8.250% due 08/15/2018		206,479	258,651
ASB Finance Ltd.
1.352% due 10/23/2015	GBP	8,500	14,305
ASIF
3.000% due 02/17/2017	EUR	6,983	9,530
14.157% due 04/09/2018		7,126,000	6,895
Australia & New Zealand Banking Group Ltd.
1.621% due 10/31/2014	GBP	3,100	5,205
Banco Bradesco S.A.
2.336% due 05/16/2014		$6,595	6,597
Banco do Brasil S.A.
2.899% due 07/02/2014		4,700	4,699
4.500% due 01/22/2015		35,200	36,344
4.500% due 01/20/2016	EUR	50,000	71,982
Banco do Nordeste do Brasil S.A.
3.625% due 11/09/2015		$5,000	5,094
Banco Santander Brasil S.A.
4.250% due 01/14/2016		244,000	254,065
4.500% due 04/06/2015		44,200	45,747
4.625% due 02/13/2017		137,500	145,406
Banco Santander Chile
1.837% due 01/19/2016		175,300	173,985
3.750% due 09/22/2015		3,300	3,423
Bank of America Corp.
0.566% due 08/15/2016		2,000	1,977
0.699% due 01/15/2015		41,026	41,112
0.788% due 05/02/2017		1,100	1,077
1.500% due 10/09/2015		57,200	57,732
2.000% due 01/11/2018		10,675	10,667
3.625% due 03/17/2016		5,900	6,192
3.700% due 09/01/2015		11,420	11,874
3.750% due 07/12/2016		14,432	15,272
4.500% due 04/01/2015		33,300	34,558
4.875% due 05/30/2014	EUR	3,900	5,410
5.000% due 01/15/2015		$32,777	33,915
5.750% due 12/01/2017		20,600	23,346
6.000% due 09/01/2017		30,525	34,662
6.050% due 05/16/2016		400	437
6.400% due 08/28/2017		319,429	367,043
6.500% due 08/01/2016		32,545	36,475
6.875% due 04/25/2018		661,029	780,449
7.375% due 05/15/2014		136,475	137,578
7.800% due 09/15/2016		2,000	2,291
8.680% due 05/02/2017		395	439
Bank of America N.A.
0.513% due 06/15/2016		74,560	73,953
0.533% due 06/15/2017		4,400	4,332
0.706% due 11/14/2016		44,000	44,097
5.300% due 03/15/2017		10,750	11,840
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		122,900	132,404
Bank of India
4.750% due 09/30/2015		10,550	10,977
Bank of Montreal
1.300% due 10/31/2014		54,700	$55,025
1.950% due 01/30/2018		30,700	31,477
2.850% due 06/09/2015		6,700	6,900
Bank of Nova Scotia
1.650% due 10/29/2015		117,600	119,801
1.950% due 01/30/2017		79,300	81,330

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Bank One Corp.
4.900% due 04/30/2015		$24,260	$25,332
Bankia S.A.
4.375% due 02/14/2017 (i)	EUR	7,300	10,736
5.000% due 10/30/2014		4,300	6,064
Barclays Bank PLC
5.200% due 07/10/2014		$10,600	10,740
7.625% due 11/21/2022		33,600	37,128
10.179% due 06/12/2021		307,237	413,481
14.000% due 06/15/2019 (f)	GBP	353,534	799,808
BBVA Bancomer S.A.
4.500% due 03/10/2016		$101,800	108,162
6.500% due 03/10/2021		169,850	184,500
BBVA U.S. Senior S.A.U.
2.361% due 05/16/2014		10,000	10,016
4.664% due 10/09/2015		10,460	10,990
Bear Stearns Cos. LLC
0.624% due 11/21/2016		900	897
5.300% due 10/30/2015		1,097	1,172
5.700% due 11/15/2014		27,800	28,697
6.400% due 10/02/2017		218,125	251,998
BFC Finance Corp.
7.375% due 12/01/2017		512	549
Blackstone CQP HoldCo LP
2.324% due 03/18/2019		100,000	99,442
BNY Mellon N.A.
4.750% due 12/15/2014		50	52
Canadian Imperial Bank of Commerce
1.500% due 12/12/2014		5,000	5,042
Capital One Financial Corp.
7.375% due 05/23/2014		13,582	13,714
CIT Group, Inc.
4.250% due 08/15/2017		66,823	70,164
4.750% due 02/15/2015		455,205	468,861
5.000% due 05/15/2017		25,368	27,239
5.250% due 04/01/2014		404,265	404,265
Citicorp Lease Pass-Through Trust
8.040% due 12/15/2019		17,950	21,330
CitiFinancial, Inc.
6.625% due 06/01/2015		10,000	10,534
Citigroup, Inc.
0.516% due 11/05/2014		30,337	30,350
0.775% due 03/10/2017		54,835	54,748
1.199% due 07/25/2016		28,200	28,572
2.250% due 08/07/2015		11,037	11,243
3.953% due 06/15/2016		11,100	11,769
4.450% due 01/10/2017		41,850	45,235
4.587% due 12/15/2015		40,000	42,446
4.750% due 05/19/2015		393	410
5.000% due 09/15/2014		106,716	108,797
5.500% due 10/15/2014		8,574	8,801
6.010% due 01/15/2015		32,190	33,559
6.375% due 08/12/2014		8,527	8,707
Cloverie PLC for Zurich Insurance Co. Ltd.
12.000% due 07/15/2014 (f)	EUR	42,300	60,169
Commonwealth Bank of Australia
1.221% due 09/04/2015	GBP	5,000	8,400
1.250% due 09/18/2015		$960	970
3.875% due 12/14/2015	GBP	4,300	7,497
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
1.021% due 06/06/2014		8,700	14,520
5.125% due 10/27/2014		10,000	17,076
6.875% due 03/19/2020	EUR	5,800	9,439
11.000% due 06/30/2019 (f)		$229,600	305,368
Corp. Andina de Fomento
8.125% due 06/04/2019		1,740	2,175
Countrywide Financial Corp.
6.250% due 05/15/2016		44,755	49,116
Credit Agricole Home Loan SFH
0.987% due 07/21/2014		12,600	12,625
Credit Agricole S.A.
8.125% due 09/19/2033		13,280	15,232
Credit Suisse
5.750% due 09/18/2025	EUR	3,300	4,961
Deutsche Bank Financial LLC
5.375% due 03/02/2015		$15,879	16,546
Dexia Credit Local S.A.
0.716% due 04/29/2014		890,340	890,644
2.750% due 04/29/2014		287,000	287,399
Eksportfinans ASA
0.735% due 03/09/2015		5,000	4,896
0.890% due 06/16/2015	JPY	2,400,000	22,537
2.000% due 09/15/2015		$28,365	28,223
2.375% due 05/25/2016		52,300	51,908
2.875% due 11/16/2016	CHF	1,100	1,249
3.000% due 11/17/2014		$43,314	43,563
5.500% due 05/25/2016		15,990	16,909
5.500% due 06/26/2017		53,703	57,194

See Accompanying Notes	3

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Export-Import Bank of Korea
2.034% due 03/21/2015		$184,600	$186,876
4.125% due 09/09/2015		27,200	28,523
5.125% due 06/29/2020		17,500	19,662
5.875% due 01/14/2015		40,760	42,435
FNBC Pass-Through Trust
8.080% due 01/05/2018		114	125
Ford Motor Credit Co. LLC
1.333% due 08/28/2014		43,600	43,773
1.487% due 05/09/2016		40,400	41,086
1.500% due 01/17/2017		6,450	6,436
1.700% due 05/09/2016		21,930	22,188
2.750% due 05/15/2015		56,553	57,725
3.000% due 06/12/2017		5,900	6,134
3.875% due 01/15/2015		149,600	153,206
3.984% due 06/15/2016		34,050	36,101
4.207% due 04/15/2016		62,710	66,498
4.250% due 02/03/2017		2,500	2,686
5.625% due 09/15/2015		92,205	98,327
7.000% due 04/15/2015		237,299	252,498
8.000% due 06/01/2014		304,348	308,073
8.000% due 12/15/2016		202,619	237,474
8.700% due 10/01/2014		232,598	242,096
12.000% due 05/15/2015		170,655	191,659
GE Capital U.K. Funding
1.071% due 05/09/2016	GBP	14,900	24,904
5.125% due 03/03/2015		13,300	23,008
General Electric Capital Corp.
0.365% due 06/20/2014		$23,000	23,008
6.375% due 11/15/2067		41,370	45,662
General Motors Financial Co., Inc.
2.750% due 05/15/2016		5,300	5,383
3.250% due 05/15/2018		1,800	1,823
Glen Meadow Pass-Through Trust
6.505% due 02/12/2067		22,700	22,586
GMAC International Finance BV
7.500% due 04/21/2015	EUR	106,820	156,007
Goldman Sachs Group, Inc.
0.834% due 09/29/2014		$15,607	15,637
1.234% due 11/21/2014		6,575	6,607
2.375% due 01/22/2018		29,725	29,957
3.300% due 05/03/2015		11,600	11,917
6.000% due 05/01/2014		3,390	3,405
6.250% due 09/01/2017		2,950	3,372
GSPA Monetization Trust
6.422% due 10/09/2029		21,691	22,313
HBOS PLC
0.935% due 09/06/2017		1,100	1,089
0.988% due 03/29/2016	EUR	14,953	20,517
1.086% due 09/01/2016		1,231	1,681
6.750% due 05/21/2018		$273,366	310,348
Health Care REIT, Inc.
5.875% due 05/15/2015		5,000	5,282
HSBC Finance Corp.
0.666% due 06/01/2016		500	500
HSBC USA, Inc.
2.375% due 02/13/2015		75,300	76,603
ILFC E-Capital Trust
5.210% due 12/21/2065		5,558	5,280
6.250% due 12/21/2065		17,620	17,179
Industrial Bank of Korea
1.375% due 10/05/2015		40,000	40,326
ING Bank NV
1.635% due 06/09/2014		199,800	200,338
International Lease Finance Corp.
4.875% due 04/01/2015		145,827	151,662
5.650% due 06/01/2014		98,275	99,098
5.750% due 05/15/2016		17,402	18,762
6.500% due 09/01/2014		378,712	388,180
6.750% due 09/01/2016		183,513	205,076
8.625% due 09/15/2015		160,753	177,632
IPIC GMTN Ltd.
3.125% due 11/15/2015		7,275	7,537
3.750% due 03/01/2017		10,000	10,700
4.875% due 05/14/2016	EUR	1,400	2,088
John Deere Capital Corp.
0.875% due 04/17/2015		$1,965	1,977
JPMorgan Chase & Co.
0.756% due 02/15/2017		6,600	6,610
0.800% due 04/23/2015		25,000	25,070
1.048% due 05/30/2017	GBP	16,800	27,368
1.100% due 10/15/2015		$1,330	1,336
1.443% due 09/01/2015		940	940
3.150% due 07/05/2016		66,291	69,414
3.400% due 06/24/2015		16,700	17,257
3.700% due 01/20/2015		17,400	17,842
4.250% due 10/15/2020		900	964
4.650% due 06/01/2014		9,800	9,869
4.750% due 03/01/2015		56,038	58,170
6.750% due 02/01/2024 (f)		100,000	105,750
JPMorgan Chase Bank N.A.
0.563% due 06/13/2016		74,015	73,676

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.997% due 05/31/2017	EUR	18,500	$25,252
5.375% due 09/28/2016	GBP	7,900	14,279
6.000% due 10/01/2017		$321,000	366,012
KBC Bank NV
8.000% due 01/25/2023		38,800	43,627
Korea Development Bank
3.250% due 03/09/2016		9,800	10,252
4.000% due 09/09/2016		20,000	21,344
4.375% due 08/10/2015		8,000	8,396
Korea Finance Corp.
2.250% due 08/07/2017		50,000	50,988
3.250% due 09/20/2016		21,600	22,733
LBG Capital PLC
3.407% due 03/12/2020	EUR	150	202
7.375% due 03/12/2020		3,415	5,069
7.625% due 12/09/2019	GBP	19,420	33,764
7.625% due 10/14/2020	EUR	16,205	24,154
8.000% due 06/15/2020 (f)		$31,900	34,356
8.500% due 12/17/2021 (f)		55,300	59,456
8.875% due 02/07/2020	EUR	1,900	2,922
9.125% due 07/15/2020	GBP	12,033	21,164
15.000% due 12/21/2019		14,600	35,488
15.000% due 12/21/2019	EUR	11,900	25,066
Leveraged Finance Europe Capital BV
0.810% due 11/15/2017		2,042	2,813
Lloyds Bank PLC
12.000% due 12/16/2024 (f)		$1,193,900	1,636,732
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		7,239	7,743
Morgan Stanley
0.719% due 10/15/2015		500	500
4.100% due 01/26/2015		145,000	149,195
5.375% due 10/15/2015		26,600	28,370
5.550% due 04/27/2017		500	558
6.000% due 05/13/2014		1,480	1,489
6.000% due 04/28/2015		67,567	71,345
Murray Street Investment Trust
4.647% due 03/09/2017		55,300	59,781
National Australia Bank Ltd.
1.185% due 07/25/2014		90,000	90,279
1.600% due 08/07/2015		350	355
National Bank of Canada
1.500% due 06/26/2015		12,600	12,751
2.200% due 10/19/2016		267,100	275,662
Nationwide Building Society
4.650% due 02/25/2015		63,700	65,999
Nomura Holdings, Inc.
5.000% due 03/04/2015		31,000	32,205
Nordea Bank AB
2.250% due 03/20/2015		13,900	14,159
Nordea Eiendomskreditt A/S
0.660% due 04/07/2015		2,000	2,000
Northern Rock Asset Management PLC
5.625% due 06/22/2017		22,700	25,572
Nykredit Realkredit A/S
2.000% due 04/01/2014	DKK	2,600,000	479,762
OMX Timber Finance Investments LLC
5.420% due 01/29/2020		$91,600	102,688
Principal Life Income Funding Trusts
5.550% due 04/27/2015		8,500	8,959
Prudential Covered Trust
2.997% due 09/30/2015		1,955	2,008
Prudential Financial, Inc.
3.875% due 01/14/2015		19,640	20,151
QNB Finance Ltd.
3.125% due 11/16/2015		17,800	18,467
3.375% due 02/22/2017		20,000	20,864
RCI Banque S.A.
2.112% due 04/11/2014		7,800	7,803
3.400% due 04/11/2014		200	200
4.600% due 04/12/2016		500	530
5.625% due 03/13/2015	EUR	7,400	10,649
Realkredit Danmark A/S
2.000% due 04/01/2014	DKK	450,000	83,036
Regions Financial Corp.
5.750% due 06/15/2015		$200	211
7.750% due 11/10/2014		17,042	17,762
Royal Bank of Canada
2.000% due 10/01/2018		40,800	40,873
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015		21,322	21,783
7.648% due 09/30/2031 (f)		15,090	16,297
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
9.000% due 06/11/2014		10,000	10,125
Santander Financial Issuances Ltd.
7.250% due 11/01/2015		3,180	3,433
Santander Holdings USA, Inc.
3.000% due 09/24/2015		35,650	36,728
Santander Issuances S.A.U.
5.911% due 06/20/2016		11,040	11,630
7.300% due 07/27/2019	GBP	3,800	6,510

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Santander U.S. Debt S.A.U.
3.724% due 01/20/2015		$36,000	$36,694
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015		94,030	97,791
Shinhan Bank
4.125% due 10/04/2016		25,000	26,741
Skandinaviska Enskilda Banken AB
6.625% due 07/09/2014	GBP	18,400	31,165
SLM Corp.
3.875% due 09/10/2015		$24,759	25,626
4.625% due 09/25/2017		5,000	5,269
5.000% due 04/15/2015		137,758	143,268
5.000% due 12/15/2015 (g)	HKD	16,000	2,116
5.050% due 11/14/2014		$92,651	94,967
5.140% due 06/15/2016		80,000	83,506
5.500% due 01/15/2019		68,600	72,822
6.000% due 01/25/2017		18,960	20,737
6.250% due 01/25/2016		202,135	218,053
8.450% due 06/15/2018		191,600	226,327
8.780% due 09/15/2016	MXN	150,000	11,721
Springleaf Finance Corp.
5.400% due 12/01/2015		$61,809	64,899
5.750% due 09/15/2016		1,200	1,277
6.000% due 10/15/2014		1,054	1,072
6.000% due 11/15/2014		920	932
6.000% due 12/15/2014		419	425
6.900% due 12/15/2017		21,820	24,057
SSIF Nevada LP
0.942% due 04/14/2014		27,500	27,506
Standard Chartered PLC
5.500% due 11/18/2014		225	232
State Bank of India
4.500% due 10/23/2014		600	611
4.500% due 07/27/2015		194,900	201,889
Stone Street Trust
5.902% due 12/15/2015		5,500	5,920
Sumitomo Mitsui Banking Corp.
1.070% due 03/18/2016	GBP	4,600	7,685
Swedbank AB
1.171% due 11/06/2015		20,400	34,221
Temasek Financial Ltd.
4.300% due 10/25/2019		$136,100	149,736
Turkiye Garanti Bankasi A/S
2.737% due 04/20/2016		85,800	84,084
UBS AG
7.250% due 02/22/2022		2,750	3,024
7.625% due 08/17/2022		22,500	26,435
Union Bank N.A.
1.185% due 06/06/2014		17,000	17,028
VTB Bank OJSC Via VTB Capital S.A.
6.465% due 03/04/2015		20,000	20,551
Wachovia Bank N.A.
0.618% due 11/03/2014		148,312	148,537
6.000% due 11/15/2017		600	692
Wachovia Capital Trust
5.570% due 05/01/2014 (f)		121,615	117,510
Wachovia Corp.
5.250% due 08/01/2014		2,900	2,946
Waha Aerospace BV
3.925% due 07/28/2020		130	138
Wells Fargo & Co.
1.250% due 07/20/2016		14,700	14,833
3.676% due 06/15/2016		2,580	2,737
Westpac Banking Corp.
1.172% due 06/03/2014	GBP	8,400	14,021
XLIT Ltd.
5.250% due 09/15/2014		$9,100	9,289

			26,510,080

INDUSTRIALS 1.3%
21st Century Fox America, Inc.
5.300% due 12/15/2014		8,655	8,951
AbbVie, Inc.
0.996% due 11/06/2015		200	202
America Movil S.A.B. de C.V.
3.625% due 03/30/2015		6,000	6,198
America West Airlines Pass-Through Trust
6.870% due 07/02/2018		721	764
Amgen, Inc.
1.875% due 11/15/2014		52,050	52,467
4.850% due 11/18/2014		6,350	6,517
Anglo American Capital PLC
9.375% due 04/08/2014		300	300
AutoZone, Inc.
5.500% due 11/15/2015		10,050	10,807
Aviation Capital Group Corp.
3.875% due 09/27/2016		50,000	51,830
Beam, Inc.
5.375% due 01/15/2016		6,093	6,518
Berry Petroleum Co. LLC
10.250% due 06/01/2014		310	314

4	See Accompanying Notes

March 31, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Boston Scientific Corp.
6.400% due 06/15/2016	$2,000	$2,218
Canadian Natural Resources Ltd.
0.609% due 03/30/2016	9,600	9,600
4.900% due 12/01/2014	4,450	4,581
Cardinal Health, Inc.
6.000% due 06/15/2017	30,000	33,603
Centex Corp.
5.250% due 06/15/2015	4,500	4,736
CGG S.A.
7.750% due 05/15/2017	2,000	2,035
CITIC Resources Finance Ltd.
6.750% due 05/15/2014	17,900	18,001
City of Hope
5.623% due 11/15/2043	30,000	32,043
Con-way, Inc.
7.250% due 01/15/2018	1,800	2,101
ConAgra Foods, Inc.
1.300% due 01/25/2016	4,349	4,380
1.900% due 01/25/2018	15,200	15,089
2.100% due 03/15/2018	2,300	2,291
Continental Airlines Pass-Through Trust
6.820% due 11/01/2019	3,858	4,225
7.707% due 10/02/2022	2,348	2,682
9.000% due 01/08/2018	10,656	12,201
Corp. Nacional del Cobre de Chile
7.500% due 01/15/2019	800	964
Coventry Health Care, Inc.
6.125% due 01/15/2015	7,500	7,820
CRH America, Inc.
8.125% due 07/15/2018	10,000	12,225
CSN Islands Corp.
6.875% due 09/21/2019	19,300	20,265
CSN Resources S.A.
6.500% due 07/21/2020	6,360	6,519
D.R. Horton, Inc.
5.250% due 02/15/2015	10,000	10,363
5.625% due 09/15/2014	3,000	3,064
Daimler Finance North America LLC
0.918% due 08/01/2016	14,700	14,842
1.250% due 01/11/2016	7,730	7,777
1.300% due 07/31/2015	7,326	7,380
1.875% due 09/15/2014	2,940	2,958
3.000% due 03/28/2016	11,610	12,077
Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021	3,325	3,890
Deluxe Corp.
5.125% due 10/01/2014	6,200	6,316
Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015 ^	5,537	644
DISH DBS Corp.
6.625% due 10/01/2014	112,960	116,066
7.125% due 02/01/2016	120,359	131,793
7.750% due 05/31/2015	119,543	128,359
Domtar Corp.
9.500% due 08/01/2016	30,670	35,721
Dow Chemical Co.
2.500% due 02/15/2016	2,750	2,835
Endo Health Solutions, Inc.
7.000% due 07/15/2019	200	217
Energy Transfer Partners LP
5.950% due 02/01/2015	14,095	14,698
ERAC USA Finance LLC
5.600% due 05/01/2015	2,950	3,101
Express Scripts Holding Co.
2.100% due 02/12/2015	5,025	5,090
3.500% due 11/15/2016	1,810	1,918
Foster’s Finance Corp.
4.875% due 10/01/2014	6,300	6,436
Fresenius U.S. Finance, Inc.
9.000% due 07/15/2015	1,600	1,760
General Mills, Inc.
0.536% due 01/29/2016	3,610	3,615
General Motors Co.
1.000% due 07/31/2099	20,000	0
Georgia-Pacific LLC
7.700% due 06/15/2015	1,150	1,245
Gerdau Holdings, Inc.
7.000% due 01/20/2020	47,200	52,628
Gerdau Trade, Inc.
5.750% due 01/30/2021	10,900	11,227
Hanson Ltd.
6.125% due 08/15/2016	73,000	80,574
HCA, Inc.
6.375% due 01/15/2015	86,014	89,455
6.500% due 02/15/2016	24,598	26,750
7.190% due 11/15/2015	20,191	22,008
7.250% due 09/15/2020	7,603	8,240
7.875% due 02/15/2020	134,416	143,422
8.500% due 04/15/2019	206,351	216,037
9.000% due 12/15/2014	14,723	15,514

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Heathrow Funding Ltd.
2.500% due 06/25/2017	$22,000	$22,273
Hidden Ridge Facility Trustee
5.750% due 01/01/2021	8,826	9,257
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	8,000	8,436
Indian Oil Corp. Ltd.
4.750% due 01/22/2015	5,000	5,105
Johnson & Johnson
0.303% due 11/28/2016	13,800	13,824
Jones Group, Inc.
5.125% due 11/15/2014	44,170	45,219
KB Home
6.250% due 06/15/2015	17,355	18,353
Kinder Morgan, Inc.
5.150% due 03/01/2015	1,900	1,964
Kraft Foods Group, Inc.
1.625% due 06/04/2015	8,080	8,173
Kroger Co.
1.200% due 10/17/2016	2,000	2,003
2.200% due 01/15/2017	3,300	3,378
L Brands, Inc.
5.250% due 11/01/2014	4,496	4,614
Lennar Corp.
5.500% due 09/01/2014	29,500	30,090
5.600% due 05/31/2015	44,986	47,123
Lockheed Martin Corp.
7.650% due 05/01/2016	4,600	5,252
Macy’s Retail Holdings, Inc.
7.875% due 07/15/2015	24,252	26,342
Marks & Spencer PLC
6.250% due 12/01/2017	2,200	2,474
Masco Corp.
4.800% due 06/15/2015	9,000	9,383
Maytag Corp.
5.000% due 05/15/2015	10,000	10,414
McKesson Corp.
0.635% due 09/10/2015	2,800	2,804
3.250% due 03/01/2016	1,250	1,303
MGM Resorts International
6.625% due 07/15/2015	56,753	60,442
6.875% due 04/01/2016	5,000	5,488
7.500% due 06/01/2016	64,783	72,476
10.000% due 11/01/2016	1,800	2,158
Midcontinent Express Pipeline LLC
5.450% due 09/15/2014	4,800	4,865
Mondelez International, Inc.
2.250% due 02/01/2019	1,000	995
4.125% due 02/09/2016	9,835	10,400
NBCUniversal Media LLC
2.100% due 04/01/2014	400	400
New York Times Co.
5.000% due 03/15/2015	26,930	27,772
Nissan Motor Acceptance Corp.
0.786% due 03/03/2017	10,360	10,386
Noble Group Ltd.
4.875% due 08/05/2015	4,300	4,466
Northwest Airlines Pass-Through Trust
7.041% due 10/01/2023	9,757	11,415
7.150% due 04/01/2021	1,116	1,227
Pactiv LLC
8.125% due 06/15/2017	9,800	10,780
Pearson Dollar Finance PLC
5.700% due 06/01/2014	5,000	5,039
Petrobras International Finance Co.
2.875% due 02/06/2015	13,000	13,202
3.875% due 01/27/2016	236,800	243,788
5.750% due 01/20/2020	28,800	30,216
5.875% due 03/01/2018	27,100	29,052
7.875% due 03/15/2019	127,230	145,789
Pioneer Natural Resources Co.
5.875% due 07/15/2016	22,835	25,204
President and Fellows of Harvard College
6.500% due 01/15/2039	1,000	1,328
Quest Diagnostics, Inc.
5.450% due 11/01/2015	1,900	2,031
Reynolds American, Inc.
1.050% due 10/30/2015	3,392	3,391
Rio Tinto Alcan, Inc.
5.000% due 06/01/2015	7,836	8,206
Rohm & Haas Co.
6.000% due 09/15/2017	41,096	46,758
Ryland Group, Inc.
5.375% due 01/15/2015	21,900	22,667
SABMiller Holdings, Inc.
1.850% due 01/15/2015	9,000	9,092
SCA Finans AB
4.500% due 07/15/2015	5,250	5,479
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017	100	104
Tate & Lyle International Finance PLC
5.000% due 11/15/2014	12,000	12,297

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Telefonica Emisiones S.A.U.
3.992% due 02/16/2016	$2,850	$2,991
6.421% due 06/20/2016	8,917	9,880
Thermo Fisher Scientific, Inc.
1.300% due 02/01/2017	1,600	1,592
Thomson Reuters Corp.
1.300% due 02/23/2017	2,800	2,788
Time Warner Cable, Inc.
5.850% due 05/01/2017	1,600	1,800
Toll Brothers Finance Corp.
5.150% due 05/15/2015	10,000	10,450
Transocean, Inc.
4.950% due 11/15/2015	222,300	236,118
UAL Equipment Trust AB
10.850% due 02/19/2015 ^	1,321	665
UAL Pass-Through Trust
10.400% due 05/01/2018	25,278	28,754
UAL Pass-Through Trust AB
9.200% due 03/29/2049 ^	808	409
10.125% due 03/22/2015 ^	5,838	3,524
United Airlines, Inc.
6.750% due 09/15/2015	36,800	37,628
Universal Corp.
6.250% due 12/01/2014	33,000	33,982
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^	9,700	1,116
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
9.125% due 04/30/2018	300	332
Volkswagen International Finance NV
0.835% due 11/20/2014	49,100	49,280
0.857% due 04/01/2014	400	400
1.150% due 11/20/2015	2,200	2,215
2.875% due 04/01/2016	3,775	3,922
WellPoint, Inc.
1.250% due 09/10/2015	5,500	5,539
5.250% due 01/15/2016	6,600	7,094
Whirlpool Corp.
6.500% due 06/15/2016	4,200	4,679
Williams Partners LP
3.800% due 02/15/2015	5,000	5,136
WPP Finance U.K.
5.875% due 06/15/2014	2,400	2,425
Xstrata Finance Canada Ltd.
5.800% due 11/15/2016	1,265	1,394

		3,089,277

UTILITIES 0.8%
AES Corp.
8.000% due 10/15/2017	1,479	1,754
Ameren Corp.
8.875% due 05/15/2014	25,500	25,745
Appalachian Power Co.
4.950% due 02/01/2015	25	26
Arizona Public Service Co.
5.800% due 06/30/2014	125	127
AT&T, Inc.
0.619% due 02/12/2016	3,100	3,108
1.700% due 06/01/2017	2,275	2,297
5.100% due 09/15/2014	1,510	1,542
5.500% due 02/01/2018	3,272	3,696
BellSouth Corp.
5.200% due 09/15/2014	27,800	28,399
BG Energy Capital PLC
2.875% due 10/15/2016	2,625	2,735
BP Capital Markets PLC
0.566% due 11/06/2015	23,500	23,584
0.656% due 11/07/2016	83,200	83,597
3.125% due 10/01/2015	100	104
British Telecommunications PLC
2.000% due 06/22/2015	22,700	23,057
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	35,900	38,951
7.750% due 11/30/2015	1,300	1,422
Constellation Energy Group, Inc.
4.550% due 06/15/2015	3,000	3,131
Dominion Resources, Inc.
5.150% due 07/15/2015	2,930	3,095
Entergy Corp.
3.625% due 09/15/2015	30,100	31,168
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	117,450	121,913
8.125% due 07/31/2014	33,000	33,660
Intergas Finance BV
6.375% due 05/14/2017	990	1,059
Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016	710	760
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017	10,000	10,239
Korea Electric Power Corp.
3.000% due 10/05/2015	5,200	5,352
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015	2,500	2,577
6.250% due 06/17/2014	5,700	5,768

See Accompanying Notes	5

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Majapahit Holding BV
7.250% due 06/28/2017		$900	$1,018
8.000% due 08/07/2019		4,600	5,377
Midwest Generation LLC
8.560% due 01/02/2016		85	96
NextEra Energy Capital Holdings, Inc.
7.875% due 12/15/2015		8,000	8,929
Novatek OAO via Novatek Finance Ltd.
5.326% due 02/03/2016		49,300	51,025
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		63,810	66,522
Orange S.A.
2.125% due 09/16/2015		2,766	2,813
Petrobras Global Finance BV
2.379% due 01/15/2019		61,100	59,802
2.593% due 03/17/2017		189,800	190,986
3.000% due 01/15/2019		21,020	19,923
3.250% due 03/17/2017		45,200	45,460
Plains All American Pipeline LP
3.950% due 09/15/2015		2,000	2,092
Public Service Electric & Gas Co.
5.000% due 08/15/2014		4,000	4,069
Qtel International Finance Ltd.
3.375% due 10/14/2016		16,100	16,943
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		5,433	5,871
5.500% due 09/30/2014		2,000	2,045
5.832% due 09/30/2016		6,324	6,751
6.750% due 09/30/2019		11,400	13,610
Rosneft Finance S.A.
6.250% due 02/02/2015		5,000	5,150
6.625% due 03/20/2017		10,240	11,021
7.500% due 07/18/2016		65,120	70,817
7.875% due 03/13/2018		4,300	4,827
Shell International Finance BV
3.100% due 06/28/2015		11,675	12,064
Sprint Communications, Inc.
6.000% due 12/01/2016		64,924	71,335
Tokyo Electric Power Co., Inc.
1.500% due 05/30/2014	JPY	293,000	2,832
1.850% due 07/28/2014		223,000	2,157
4.100% due 05/29/2015		184,000	1,821
5.050% due 11/28/2014		50,000	494
Verizon Communications, Inc.
1.763% due 09/15/2016		76,350	78,587
1.984% due 09/14/2018		110,689	116,369
2.500% due 09/15/2016		13,128	13,603
3.000% due 04/01/2016		1,120	1,169
3.650% due 09/14/2018		137,200	146,244
4.500% due 09/15/2020		184,200	200,405

			1,701,093

Total Corporate Bonds & Notes (Cost $28,774,357)			31,300,450

MUNICIPAL BONDS & NOTES 3.9%
ALABAMA 0.1%
Alabama Public School & College Authority Revenue Bonds, Series 2010
5.150% due 09/01/2027		100,000	110,304

ARIZONA 0.0%
University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035		10,000	11,034

CALIFORNIA 1.8%
Alameda Corridor Transportation Authority, California Revenue Bonds, (NPFGC Insured), Series 1999
6.600% due 10/01/2029		120	131
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044		61,700	74,436
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049		91,135	117,547
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.793% due 04/01/2030		100	121
6.907% due 10/01/2050		74,500	99,922
6.918% due 04/01/2040		60,000	78,096
7.043% due 04/01/2050		144,520	195,054
Burbank, California Electric Revenue Bonds, (BABs), Series 2010
6.323% due 06/01/2040		25,000	27,471
California County Tobacco Securitization Agency Revenue Bonds, Series 2002
5.750% due 06/01/2029		2,495	2,495
6.000% due 06/01/2035		10,000	9,975
6.125% due 06/01/2038		2,000	1,865
6.125% due 06/01/2043		2,000	2,000
California Health Facilities Financing Authority Revenue Bonds, Series 2012
5.000% due 08/15/2051		26,645	27,639
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049		22,400	25,981

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
California Infrastructure & Economic Development Bank Revenue Notes, Series 2008
4.000% due 10/01/2017	$100	$109
California State Department of Water Resources Revenue Notes, Series 2012
1.291% due 12/01/2017	17,000	16,976
1.671% due 12/01/2018	20,000	19,923
1.871% due 12/01/2019	5,000	4,903
2.237% due 12/01/2020	22,355	21,824
2.437% due 12/01/2021	13,155	12,654
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	100,200	134,195
7.350% due 11/01/2039	137,640	185,416
7.500% due 04/01/2034	78,782	106,340
7.550% due 04/01/2039	151,002	209,965
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	332,640	468,454
7.625% due 03/01/2040	12,000	16,762
7.700% due 11/01/2030	18,250	21,835
7.950% due 03/01/2036	75,900	89,397
California State General Obligation Bonds, Series 1996
5.250% due 06/01/2015	20	20
California State General Obligation Bonds, Series 2007
5.000% due 11/01/2032	400	435
5.000% due 11/01/2037	800	851
California State General Obligation Bonds, Series 2012
5.000% due 09/01/2027	200	225
California State General Obligation Notes, Series 2009
5.450% due 04/01/2015	150	158
5.950% due 04/01/2016	3,200	3,524
6.200% due 10/01/2019	4,050	4,799
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	32,055	39,990
California State Public Works Board Revenue Bonds, Series 2012
5.000% due 11/01/2026	7,000	7,750
California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	15,700	18,429
6.484% due 11/01/2041	3,300	4,015
California State University Revenue Bonds, Series 2012
5.000% due 11/01/2037	6,000	6,509
California Statewide Communities Development Authority Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 08/15/2038	10,000	10,289
California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	20,000	20,001
Calleguas-Las Virgenes Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
5.944% due 07/01/2040	6,710	7,407
Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 06/01/2035	20,200	20,453
5.000% due 06/01/2038	45,000	45,189
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	27,000	19,988
5.750% due 06/01/2047	67,100	54,307
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	17,200	21,489
Irvine Unified School District, California Special Tax Notes, Series 2011
4.381% due 09/01/2015	400	407
4.931% due 09/01/2016	500	512
5.395% due 09/01/2017	1,000	1,036
5.845% due 09/01/2018	750	780
6.328% due 09/01/2019	500	521
6.578% due 09/01/2020	1,000	1,044
Long Beach Unified School District, California General Obligation Bonds, Series 2011
5.914% due 08/01/2025	12,100	14,148
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.600% due 08/01/2042	37,075	48,673
6.750% due 08/01/2049	92,300	125,054
Los Angeles Community College District, California General Obligation Bonds, Series 2010
6.680% due 08/01/2036	12,625	16,029
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	69,500	80,649
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	98,565	121,848
7.618% due 08/01/2040	300	386
Los Angeles Department of Airports, California Revenue Bonds, (BABs), Series 2009
6.582% due 05/15/2039	26,775	32,636

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2009
6.008% due 07/01/2039	$58,000	$68,588
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.166% due 07/01/2040	14,690	15,913
6.603% due 07/01/2050	97,420	129,354
7.000% due 07/01/2041	1,500	1,736
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2010
5.516% due 07/01/2027	50,100	57,457
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2009
5.750% due 07/01/2034	71,985	84,414
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	40,650	52,623
Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.981% due 05/01/2027	59,600	72,114
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	35,600	40,390
5.813% due 06/01/2040	27,000	30,672
Menlo Park, California General Obligation Bonds, Series 1996
5.000% due 08/01/2015	60	60
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2009
5.906% due 07/01/2025	9,000	9,893
6.538% due 07/01/2039	41,240	45,044
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	200	243
Northern California Power Agency Revenue Bonds, (BABs), Series 2010
7.311% due 06/01/2040	44,000	50,725
Orange County, California Local Transportation Authority Revenue Bonds, (BABs), Series 2010
6.908% due 02/15/2041	1,100	1,440
Orange County, California Sanitation District Revenue Bonds, (BABs), Series 2010
5.580% due 02/01/2040	29,530	32,458
6.400% due 02/01/2044	6,000	7,321
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	42,000	46,918
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	33,000	40,814
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	12,700	14,148
7.021% due 08/01/2040	24,900	27,790
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	24,600	33,250
Riverside, California Sewer Revenue Bonds, (BABs), Series 2009
7.000% due 08/01/2029	20,000	22,379
7.200% due 08/01/2039	35,000	37,879
Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, (BABs), Series 2010
6.325% due 08/01/2040	10,000	11,908
San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	37,000	39,667
San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	50,000	62,232
San Diego Tobacco Settlement Funding Corp., California Revenue Bonds, Series 2006
7.125% due 06/01/2032	45,855	44,334
San Francisco, California Public Utilities Commission Wastewater Revenue Bonds, (BABs), Series 2010
5.500% due 10/01/2029	9,180	10,245
5.600% due 10/01/2030	9,520	10,700
5.820% due 10/01/2040	19,315	22,139
San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
6.000% due 11/01/2040	8,000	9,558
6.950% due 11/01/2050	10,500	13,967
San Mateo Union High School District, California General Obligation Bonds, (BABs), Series 2010
6.733% due 09/01/2034	15,745	17,230
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, (AGM Insured), Series 2010
7.400% due 09/01/2036	2,000	2,177
Signal Hill Redevelopment Agency, California Tax Allocation Bonds, (FGIC Insured), Series 2006
5.581% due 10/01/2016	70	72
Sonoma County, California Revenue Bonds, (GTD Insured), Series 2010
6.000% due 12/01/2029	15,200	15,864
Southern California Public Power Authority Revenue Bonds, (BABs), Series 2010
5.921% due 07/01/2035	5,000	5,589
5.943% due 07/01/2040	23,100	26,006

6	See Accompanying Notes

March 31, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	$1,000	$1,020
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.000% due 06/01/2037	1,140	872
University of California Revenue Bonds, (BABs), Series 2009
5.770% due 05/15/2043	18,700	21,909
6.270% due 05/15/2031	3,445	3,818
6.583% due 05/15/2049	56,400	70,981
University of California Revenue Bonds, (BABs), Series 2010
5.946% due 05/15/2045	36,175	42,820
6.296% due 05/15/2050	34,000	39,410
6.548% due 05/15/2048	113,400	140,110
West Contra Costa Unified School District, California General Obligation Bonds, (BABs), Series 2009
8.460% due 08/01/2034	10,615	12,300

		4,249,588

COLORADO 0.0%
Denver, Colorado City & County School District No. 1 Certificates of Participation Bonds, Series 2011
6.220% due 12/15/2026	24,200	27,581
7.017% due 12/15/2037	31,200	39,403
Metro Wastewater Reclamation District, Colorado Revenue Bonds, (BABs), Series 2009
5.518% due 04/01/2024	5,000	5,501

		72,485

CONNECTICUT 0.0%
Naugatuck Borough, Connecticut General Obligation Bonds, (AGM/CR/FGIC Insured), Series 2003
5.910% due 06/01/2033	165	176
Stratford, Connecticut General Obligation Bonds, Series 2013
6.000% due 08/15/2038	3,400	3,779

		3,955

DISTRICT OF COLUMBIA 0.0%
District of Columbia Water & Sewer Authority Revenue Bonds, (BABs), Series 2010
5.522% due 10/01/2044	9,030	10,243

FLORIDA 0.1%
Broward County, Florida Half-Cent Sales Tax Revenue Bonds, (BABs), Series 2010
5.764% due 10/01/2025	15,000	16,509
6.206% due 10/01/2030	15,000	16,379
Florida State General Obligation Bonds, (BABs), Series 2009
5.750% due 06/01/2039	5,000	5,337
Palm Bay, Florida Revenue Bonds, Series 2013
6.315% due 10/01/2040	16,500	18,115
Palm Beach County, Florida Solid Waste Authority Revenue Bonds, Series 2011
5.000% due 10/01/2031	2,900	3,151
Seminole County, Florida Water & Sewer Revenue Bonds, (BABs), Series 2010
6.443% due 10/01/2040	34,600	37,697
Tampa, Florida Revenue Bonds, Series 2012
5.000% due 09/01/2023	700	789
5.000% due 09/01/2025	875	972
5.000% due 09/01/2026	800	875
5.000% due 09/01/2028	1,000	1,086
5.000% due 09/01/2029	1,050	1,123

		102,033

GEORGIA 0.0%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	83,634	93,030

ILLINOIS 0.3%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	76,200	84,269
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	53,520	59,727
6.899% due 12/01/2040	333,265	394,429
Illinois Finance Authority Revenue Bonds, Series 2008
6.250% due 08/15/2035 ^	1,000	20
Illinois State Toll Highway Authority Revenue Bonds, (BABs), Series 2009
5.851% due 12/01/2034	20,000	23,391
6.184% due 01/01/2034	10,800	13,098

		574,934

INDIANA 0.0%
Evansville Redevelopment Authority, Indiana Revenue Bonds, (BABs), Series 2010
6.960% due 02/01/2034	7,630	8,443
Indiana Municipal Power Agency Revenue Bonds, (BABs), Series 2010
5.594% due 01/01/2042	700	739

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, (BABs), Series 2010
6.004% due 01/15/2040	$45,000	$51,835

		61,017

IOWA 0.0%
Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	22,500	25,048
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	38,415	38,483

		63,531

KANSAS 0.0%
Kansas Development Finance Authority Revenue Bonds, Series 2012
5.000% due 11/15/2028	2,980	3,287
5.000% due 11/15/2029	2,500	2,729
5.000% due 11/15/2032	10,500	11,236
5.000% due 11/15/2034	5,000	5,308

		22,560

LOUISIANA 0.1%
Administrators of the Tulane Educational Fund, Louisiana Revenue Bonds, Series 2013
5.000% due 10/01/2047	10,000	9,260
East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, (BABs), Series 2010
6.087% due 02/01/2045	80,000	86,184
Louisiana Gasoline & Fuels Tax Revenue Bonds, (BABs), Series 2009
3.000% due 05/01/2043	2,000	2,004

		97,448

MASSACHUSETTS 0.0%
Commonwealth of Massachusetts Revenue Bonds, (BABs), Series 2010
5.731% due 06/01/2040	6,790	8,118
Massachusetts School Building Authority Revenue Bonds, Series 2010
5.468% due 06/15/2027	35,000	39,741
Southbridge Associates LLC, Massachusetts Revenue Bonds, (NPFGC Insured), Series 2000
7.590% due 02/01/2022	25,700	30,404
University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.573% due 05/01/2039	100	110

		78,373

MICHIGAN 0.0%
Michigan Public Educational Facilities Authority Revenue Bonds, Series 2008
7.000% due 10/01/2036 (g)	103	99
Michigan State University Revenue Bonds, (BABs), Series 2010
6.173% due 02/15/2050	50,000	55,854
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	295	236

		56,189

MISSOURI 0.0%
Branson Regional Airport Transportation Development District, Missouri Revenue Bonds, Series 2007
6.000% due 07/01/2037 ^	3,350	503

NEBRASKA 0.0%
Nebraska Public Power District Revenue Bonds, (BABs), Series 2010
5.323% due 01/01/2030	600	634
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	10,000	10,984

		11,618

NEVADA 0.2%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	141,200	186,055
Clark County, Nevada General Obligation Bonds, (BABs), Series 2010
7.000% due 07/01/2038	35,000	40,352
Las Vegas Valley Water District, Nevada General Obligation Bonds, (BABs), Series 2009
7.013% due 06/01/2039	79,500	87,751
7.100% due 06/01/2039	33,000	36,068
7.263% due 06/01/2034	27,500	29,822
Las Vegas Valley Water District, Nevada General Obligation Bonds, (BABs), Series 2010
5.650% due 03/01/2035	4,600	5,015
North Las Vegas, Nevada General Obligation Bonds, (BABs), Series 2010
6.572% due 06/01/2040	33,200	25,655

		410,718

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
NEW JERSEY 0.1%
New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2019	$11,250	$9,709
0.000% due 02/15/2020	65,775	53,722
0.000% due 02/15/2021	3,000	2,306
New Jersey Economic Development Authority Revenue Bonds, (BABs), Series 2010
6.425% due 12/15/2035	200	216
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	97,005	131,906
New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	25,000	27,678
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2041	14,555	10,994

		236,531

NEW MEXICO 0.0%
New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2012
5.000% due 08/01/2042	8,755	9,099

NEW YORK 0.7%
JPMorgan Chase Putters/Drivers Trust, New York Revenue Bonds, Series 2008
8.478% due 06/15/2031	9,830	12,154
8.755% due 09/15/2029	13,810	16,994
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
5.871% due 11/15/2039	5,095	5,912
7.336% due 11/15/2039	1,020	1,425
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
5.989% due 11/15/2030	40,000	46,573
6.089% due 11/15/2040	40,000	48,591
6.548% due 11/15/2031	27,525	33,801
6.648% due 11/15/2039	80,000	100,790
New York City, New York General Obligation Bonds, (BABs), Series 2009
5.985% due 12/01/2036	16,860	19,798
6.435% due 12/01/2035	4,900	5,446
New York City, New York General Obligation Bonds, (BABs), Series 2010
5.698% due 03/01/2027	200	234
5.817% due 10/01/2031	2,500	2,740
6.246% due 06/01/2035	38,255	42,342
6.271% due 12/01/2037	4,000	4,907
New York City, New York General Obligation Bonds, Series 2009
6.491% due 03/01/2021	190	226
New York City, New York General Obligation Bonds, Series 2011
5.000% due 10/01/2029	10,000	11,016
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.508% due 08/01/2037	70,000	81,780
5.572% due 11/01/2038	60,100	70,362
5.808% due 08/01/2030	20,000	21,775
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010
5.267% due 05/01/2027	10,000	11,490
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2012
5.000% due 11/01/2024	13,345	15,471
5.000% due 11/01/2026	15,000	17,193
5.000% due 11/01/2032	2,335	2,574
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2010
5.440% due 06/15/2043	73,585	84,209
5.790% due 06/15/2041	65,285	69,611
6.124% due 06/15/2042	75,000	81,335
6.282% due 06/15/2042	52,100	57,478
6.491% due 06/15/2042	18,000	19,949
New York City, New York Water & Sewer System Revenue Bonds, Series 2007
5.000% due 06/15/2038	12,900	13,726
New York City, New York Water & Sewer System Revenue Bonds, Series 2011
5.000% due 06/15/2043	200	211
New York Counties Tobacco Trust Revenue Bonds, Series 2005
6.000% due 06/01/2027	14,225	13,209
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	10,970	11,505
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2009
5.427% due 03/15/2039	28,500	32,267
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.289% due 03/15/2033	50,200	56,820

See Accompanying Notes	7

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027	$14,000	$15,464
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 08/15/2026	5,000	5,674
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 07/01/2023	1,335	1,544
5.000% due 07/01/2025	2,500	2,847
5.000% due 07/01/2026	2,500	2,833
5.000% due 12/15/2026	27,300	31,228
5.000% due 03/15/2027	30,875	34,725
5.000% due 07/01/2027	3,170	3,566
5.000% due 07/01/2028	2,500	2,793
5.000% due 12/15/2028	31,330	35,303
5.000% due 07/01/2029	2,250	2,498
5.000% due 12/15/2029	40,000	44,783
5.000% due 03/15/2030	34,185	37,741
5.000% due 03/15/2031	26,540	29,127
New York State Thruway Authority Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,157
New York State Thruway Authority Revenue Bonds, Series 2012
5.000% due 04/01/2029	10,000	11,112
5.000% due 03/15/2030	5,700	6,319
New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	54,300	63,225
Port Authority of New York & New Jersey Revenue Bonds, Series 2009
6.040% due 12/01/2029	405	490
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	91,085	104,880
Port Authority of New York & New Jersey Revenue Bonds, Series 2011
4.926% due 10/01/2051	9,200	9,444
Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	55,000	51,568
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2027	6,000	6,803

		1,519,038

NORTH CAROLINA 0.0%
North Carolina Medical Care Commission Revenue Bonds, Series 2008
6.000% due 04/01/2038	1,500	1,525
North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 06/01/2042	12,000	12,706
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	36,300	39,553

		53,784

OHIO 0.3%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	85,277	99,772
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
5.939% due 02/15/2047	55,400	61,546
6.270% due 02/15/2050	175	199
7.834% due 02/15/2041	17,400	23,602
8.084% due 02/15/2050	178,660	256,279
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	284,475	229,910
6.500% due 06/01/2047	16,900	14,731
Franklin County, Ohio Convention Facilities Authority Revenue Bonds, (BABs), Series 2010
6.540% due 12/01/2036	2,980	3,445
Ohio Higher Educational Facility Commission Revenue Bonds, Series 2012
5.000% due 01/01/2038	7,700	8,236
Ohio State University Revenue Bonds, (BABs), Series 2010
4.910% due 06/01/2040	65	70
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	4,600	4,446

		702,236

OREGON 0.0%
Oregon State Department of Administrative Services Certificates of Participation Bonds, (BABs), Series 2010
6.130% due 05/01/2030	16,025	17,219
6.180% due 05/01/2035	18,170	19,652

		36,871

PENNSYLVANIA 0.0%
Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2008
5.625% due 07/01/2028	500	512

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	$33,200	$36,686
Pennsylvania Turnpike Commission Revenue Bonds, (BABs), Series 2009
6.105% due 12/01/2039	900	1,067

		38,265

RHODE ISLAND 0.0%
Rhode Island Convention Center Authority Revenue Bonds, (AGM Insured), Series 2006
6.060% due 05/15/2035	165	178
Tobacco Settlement Financing Corp. Rhode Island Revenue Bonds, Series 2002
6.125% due 06/01/2032	7,000	7,001

		7,179

SOUTH CAROLINA 0.0%
South Carolina State Public Service Authority Revenue Bonds, Series 2012
5.000% due 12/01/2043	5,000	5,242

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	6,025	7,169

TEXAS 0.1%
Austin Trust, Texas Revenue Bonds, Series 2008
8.823% due 08/15/2030	6,595	7,485
Bexar County, Texas General Obligation Bonds, (BABs), Series 2009
6.628% due 06/15/2039	30,000	33,268
Dallas Area Rapid Transit, Texas Revenue Bonds, (BABs), Series 2009
5.999% due 12/01/2044	140	173
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	14,500	17,350
Dallas County, Texas Hospital District General Obligation Bonds, (BABs), Series 2009
6.171% due 08/15/2034	500	546
North Texas Higher Education Authority, Inc. Revenue Bonds, Series 2011
1.346% due 04/01/2040	11,830	12,020
North Texas Tollway Authority Revenue Bonds, (BABs), Series 2010
8.410% due 02/01/2030	18,600	21,090
San Antonio Public Facilities Corp., Texas Revenue Bonds, Series 2012
5.000% due 09/15/2029	6,000	6,612
San Antonio, Texas City Public Service Board Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	9,600	11,661
6.308% due 02/01/2037	40,400	44,589
San Antonio, Texas General Obligation Bonds, (BABs), Series 2010
6.038% due 08/01/2040	10,500	11,525
Texas Transportation Commission Revenue Bonds, Series 2010
5.178% due 04/01/2030	44,550	50,942
Victoria, Texas General Obligation Bonds, (BABs), Series 2009
6.124% due 08/15/2030	1,000	1,077

		218,338

UTAH 0.0%
Utah Transit Authority Revenue Bonds, (BABs), Series 2010
5.705% due 06/15/2040	700	732

WASHINGTON 0.0%
Port of Seattle, Washington Revenue Bonds, Series 2009
7.000% due 05/01/2036	11,820	13,329
Washington Biomedical Research Facilities Revenue Bonds, (BABs), Series 2010
6.516% due 07/01/2042	1,000	1,217
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	1,000	1,132
Washington State Housing Finance Commission Revenue Bonds, Series 2007
5.625% due 01/01/2038	2,450	2,176

		17,854

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	155,130	123,432

WISCONSIN 0.0%
Milwaukee Redevelopment Authority, Wisconsin Revenue Bonds, Series 2007
5.650% due 08/01/2037 ^	1,250	450

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Wisconsin State Revenue Bonds, (AGM Insured), Series 2008
5.050% due 05/01/2018	$82,300	$90,429

		90,879

Total Municipal Bonds & Notes (Cost $8,186,568)		9,096,212

U.S. GOVERNMENT AGENCIES 20.5%
Bolivia Government AID Bond
0.376% due 02/01/2019	2,330	2,193
Fannie Mae
0.000% due 04/25/2018 - 03/25/2036 (b)	4,384	4,003
0.000% due 10/09/2019	13,300	11,468
0.214% due 07/25/2037	454	437
0.254% due 01/25/2021	39	39
0.274% due 03/25/2034	148	146
0.284% due 03/25/2036	3,247	3,066
0.304% due 08/25/2034	150	148
0.354% due 05/25/2035 - 10/27/2037	102,937	102,691
0.394% due 06/25/2032	23	23
0.404% due 05/25/2037	281	280
0.454% due 12/25/2028 - 03/25/2037	3,531	3,526
0.464% due 04/25/2037	86,368	86,259
0.474% due 06/25/2037	12	12
0.504% due 08/25/2033 - 03/25/2044	25,010	24,990
0.514% due 03/25/2037	85	85
0.534% due 07/25/2037	2,640	2,644
0.554% due 06/25/2029 - 11/25/2036	4,814	4,816
0.556% due 04/18/2028	75	76
0.564% due 09/25/2035	22,842	22,910
0.599% due 02/25/2037	12,266	12,274
0.604% due 08/25/2021 - 12/25/2041	67,489	67,801
0.606% due 10/18/2030	491	496
0.650% due 02/27/2017	1,870	1,855
0.654% due 03/25/2017 - 05/25/2040	50,083	50,351
0.661% due 08/25/2022 (a)	79,019	3,242
0.704% due 06/25/2018 - 09/25/2041	957	965
0.706% due 12/18/2031	115	117
0.734% due 08/25/2037 - 06/25/2041	25,376	25,555
0.754% due 08/25/2022	5	5
0.784% due 05/25/2040	3,719	3,752
0.804% due 10/25/2023 - 03/25/2024	1,032	1,047
0.854% due 10/25/2037 - 06/25/2040	23,915	24,253
0.874% due 06/25/2037	14,346	14,514
0.875% due 08/28/2017 - 05/21/2018	1,174,155	1,153,960
0.884% due 06/25/2040	60,743	61,456
0.887% due 11/01/2021	5,965	5,968
0.894% due 03/25/2040	6,950	7,056
0.904% due 03/25/2038 - 06/25/2040	32,730	33,206
0.954% due 01/25/2022	14	15
0.974% due 12/25/2039	1,425	1,437
0.984% due 01/25/2022	38	39
1.004% due 12/25/2021	19	20
1.054% due 04/25/2032	22	23
1.125% due 04/27/2017 (i)	777,100	781,637
1.154% due 04/25/2023	128	131
1.179% due 04/01/2027	23	24
1.329% due 10/01/2044	9,789	10,109
1.332% due 07/01/2042 - 10/01/2044	21,177	21,719
1.333% due 12/01/2044	3,521	3,594
1.375% due 01/01/2021	5	5
1.382% due 09/01/2041	11,097	11,593
1.532% due 10/01/2030 - 10/01/2040	3,761	3,934
1.605% due 06/01/2035	1,080	1,151
1.625% due 11/27/2018	500	499
1.660% due 04/01/2027	26	27
1.700% due 02/01/2023	44	45
1.709% due 09/01/2022	61	62
1.742% due 06/01/2023	63	64
1.744% due 05/01/2023	94	96
1.750% due 02/01/2020 - 02/01/2022	86	87
1.763% due 09/01/2035	76	79
1.770% due 06/01/2030	28	29
1.780% due 03/01/2035	40	41
1.795% due 11/01/2023	14	14
1.862% due 02/01/2035	2,097	2,187

8	See Accompanying Notes

March 31, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.875% due 09/18/2018 - 12/01/2020	$136,288	$137,602
1.895% due 11/01/2031	105	106
1.897% due 02/01/2034	51	53
1.908% due 10/01/2034	198	208
1.915% due 02/01/2035	2,341	2,489
1.917% due 10/01/2034	1,055	1,121
1.925% due 03/01/2034	5,932	6,307
1.926% due 10/01/2034	974	1,035
1.961% due 01/01/2035	4,710	5,042
1.977% due 12/01/2034	141	148
1.979% due 01/01/2035	7,005	7,416
1.980% due 02/01/2035	260	277
1.984% due 11/01/2035	2,200	2,325
1.985% due 11/01/2034	904	967
1.996% due 12/01/2034	22	23
2.004% due 12/01/2024	9	9
2.011% due 12/01/2034	117	123
2.029% due 11/01/2035	190	198
2.033% due 07/01/2019	32	32
2.034% due 10/01/2020 - 01/01/2035	106	113
2.038% due 04/01/2036	187	198
2.040% due 11/01/2034	1,577	1,655
2.047% due 01/01/2035	5,005	5,345
2.050% due 09/01/2034	716	750
2.058% due 08/01/2025	643	690
2.059% due 01/01/2036	12	13
2.061% due 06/01/2021	164	172
2.075% due 08/01/2035	269	284
2.077% due 11/01/2023	19	20
2.081% due 09/01/2035	4,805	5,043
2.110% due 05/01/2024	8	9
2.127% due 10/01/2024	39	40
2.137% due 10/01/2019	50	53
2.146% due 11/01/2032	41	44
2.153% due 11/01/2019	26	26
2.172% due 07/01/2024	67	69
2.174% due 09/01/2035	43	46
2.176% due 08/01/2032	33	34
2.178% due 05/01/2030	5	5
2.190% due 12/01/2023 - 11/01/2025	176	187
2.199% due 12/01/2034	794	841
2.213% due 03/01/2033	78	82
2.216% due 12/01/2033	342	363
2.220% due 07/01/2019 - 05/01/2036	732	784
2.222% due 10/01/2035	822	876
2.225% due 05/01/2035	121	129
2.230% due 09/01/2023	94	98
2.233% due 09/01/2024 - 02/01/2035	3,132	3,318
2.234% due 11/01/2034	32	34
2.237% due 11/01/2035	6,935	7,295
2.238% due 12/01/2034	19	21
2.240% due 04/01/2033 - 03/01/2035	10,970	11,648
2.245% due 03/01/2025 - 11/01/2025	368	389
2.250% due 01/01/2020 - 09/01/2036	609	649
2.253% due 09/01/2024	98	100
2.255% due 08/01/2027 - 12/01/2034	801	860
2.259% due 04/01/2034	7	7
2.260% due 11/01/2025 - 08/01/2033	309	331
2.265% due 09/01/2029	3	3
2.266% due 05/01/2034	288	305
2.269% due 12/01/2022	17	18
2.273% due 09/01/2035	244	256
2.277% due 09/01/2033 - 12/01/2033	746	784
2.278% due 09/01/2033	61	65
2.280% due 08/01/2026	58	62
2.282% due 05/01/2025	112	120
2.285% due 10/01/2034 - 02/01/2035	4,001	4,262
2.286% due 01/01/2036	430	457
2.291% due 01/01/2026	108	116
2.300% due 10/01/2024 - 01/01/2036	17,202	17,818
2.302% due 07/01/2021	16	17
2.308% due 07/01/2035	36	39
2.310% due 08/01/2022 - 02/01/2036	75,173	72,507
2.314% due 07/01/2033	9	9
2.315% due 11/01/2023	105	106
2.319% due 11/01/2035	3,400	3,606
2.320% due 06/01/2023 - 07/01/2035	98	103

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.325% due 12/01/2023 - 06/01/2035	$1,433	$1,525
2.327% due 04/01/2027	25	27
2.332% due 09/01/2035	114	122
2.335% due 06/01/2035	4,617	4,909
2.339% due 05/01/2026	27	29
2.340% due 11/01/2025	15	16
2.344% due 06/01/2030	66	67
2.345% due 07/01/2026 - 12/01/2036	5,605	6,076
2.346% due 08/01/2035	1,763	1,887
2.348% due 08/01/2035	557	593
2.352% due 08/01/2035	3,990	4,246
2.362% due 12/01/2035	5	6
2.369% due 09/01/2037	49	52
2.371% due 07/01/2034	18	19
2.374% due 09/01/2035	736	792
2.375% due 04/01/2017 - 03/01/2024	15	16
2.377% due 07/01/2020	35	35
2.382% due 08/01/2035 - 09/01/2035	1,252	1,336
2.385% due 06/01/2035	2,937	3,113
2.392% due 10/01/2035	614	656
2.395% due 12/01/2025	207	223
2.398% due 01/01/2037	148	159
2.400% due 11/01/2034	1,148	1,227
2.403% due 05/01/2037	23	24
2.411% due 05/01/2030	6	6
2.415% due 08/01/2035	30	32
2.419% due 03/01/2036	313	330
2.420% due 02/01/2019 - 05/01/2035	9,877	10,470
2.425% due 08/01/2031	106	109
2.431% due 05/01/2033	121	127
2.433% due 02/01/2028	24	25
2.434% due 06/01/2034	10	10
2.437% due 01/01/2035	1,001	1,065
2.440% due 06/01/2025 - 12/01/2033	733	783
2.443% due 04/01/2034	155	164
2.447% due 03/01/2034	3,880	4,102
2.449% due 04/01/2038	14	15
2.450% due 04/01/2024 - 10/01/2027	191	195
2.460% due 08/01/2022 - 02/01/2036	17,937	17,422
2.471% due 06/01/2035	73	79
2.475% due 05/01/2022	3	3
2.482% due 01/01/2037	82	88
2.485% due 11/01/2034	2,439	2,602
2.486% due 05/01/2035	5,669	6,067
2.487% due 08/01/2027	65	70
2.500% due 02/01/2024	15	16
2.501% due 08/01/2035	410	437
2.504% due 01/01/2036	342	365
2.516% due 08/01/2023	30	30
2.527% due 07/01/2017 - 07/01/2034	2,339	2,493
2.530% due 10/01/2022	17,566	17,078
2.538% due 06/01/2033	78	83
2.542% due 10/01/2023	14	15
2.547% due 07/01/2035	1,592	1,702
2.550% due 05/01/2035	1,741	1,859
2.555% due 12/01/2023	27	29
2.577% due 09/01/2035	551	588
2.580% due 03/01/2035	39	40
2.585% due 11/01/2023	11	11
2.602% due 11/01/2024	644	677
2.615% due 12/01/2017	212	226
2.631% due 03/01/2036	258	275
2.633% due 09/01/2017 - 12/01/2030	183	189
2.640% due 06/01/2022 - 12/01/2027	8,171	8,054
2.641% due 04/01/2018	70	72
2.657% due 10/01/2026	8	8
2.660% due 08/01/2022	5,132	5,039
2.665% due 07/01/2022	5,822	5,731
2.670% due 08/01/2022	20,579	20,232
2.680% due 02/01/2022 - 06/01/2022	27,676	27,265
2.722% due 04/01/2026	12	12
2.725% due 12/01/2026	10	11
2.734% due 09/01/2019	298	307
2.740% due 08/01/2022	12,200	12,055
2.748% due 05/01/2023	135	139
2.750% due 01/01/2018 - 09/01/2022	11,615	11,388
2.764% due 04/01/2035	1,640	1,741
2.769% due 02/01/2028	215	224

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.770% due 06/01/2015 - 06/01/2022	$14,034	$13,935
2.780% due 06/01/2022 - 08/01/2022	15,160	15,046
2.790% due 07/01/2022	4,375	4,346
2.800% due 03/01/2018 - 08/01/2022	12,517	12,470
2.804% due 03/01/2023	96	99
2.820% due 04/01/2022 - 07/01/2022	23,993	23,949
2.825% due 02/01/2020	16	17
2.830% due 07/01/2022	3,623	3,612
2.850% due 05/01/2022	2,125	2,126
2.864% due 06/01/2035	594	633
2.870% due 03/01/2022 - 09/01/2027	197,403	182,772
2.875% due 10/01/2024 - 11/01/2027	41	44
2.894% due 02/01/2033	1	1
2.900% due 06/01/2020 - 05/01/2022	6,897	6,936
2.920% due 03/01/2022 - 06/01/2022	27,700	27,614
2.940% due 06/01/2022	8,264	8,327
2.960% due 05/01/2022 - 07/01/2022	6,950	6,999
2.965% due 09/01/2021	5	5
2.975% due 06/01/2019	1	1
2.990% due 06/01/2022	17,000	17,063
3.000% due 10/01/2020 - 04/01/2029	1,593,756	1,638,163
3.025% due 11/01/2022	11	11
3.040% due 04/01/2022	3,135	3,151
3.043% due 05/01/2022	8,748	8,894
3.050% due 10/01/2020	13	13
3.061% due 08/01/2022	406	412
3.063% due 02/01/2021	26	26
3.120% due 04/01/2022	6,592	6,733
3.140% due 11/01/2021	8,651	8,879
3.147% due 10/01/2027	108	114
3.156% due 05/01/2022	591	609
3.193% due 02/01/2021	29	30
3.330% due 11/01/2021 - 12/01/2021	35,035	36,292
3.375% due 03/01/2023	59	62
3.380% due 11/01/2021 - 12/01/2023	48,259	49,326
3.416% due 10/01/2020	405	424
3.420% due 11/01/2021	5,415	5,647
3.434% due 03/01/2022	66,603	69,462
3.450% due 01/01/2024	26,471	27,120
3.455% due 08/01/2027	285	307
3.457% due 07/01/2024	38	40
3.500% due 05/01/2014 - 04/01/2044	3,103,032	3,249,231
3.570% due 11/01/2021	2,809	3,009
3.614% due 12/01/2020	294	309
3.830% due 07/01/2021	300	319
3.840% due 05/01/2018	350	379
3.963% due 09/01/2028	78	82
3.980% due 07/01/2021	45,500	48,861
3.996% due 02/25/2033	999	819
4.000% due 07/01/2015 - 04/01/2044	7,615,623	7,951,871
4.250% due 05/01/2016	11,631	12,261
4.295% due 11/01/2021	29	29
4.368% due 02/01/2028	14	15
4.375% due 06/01/2021	565	620
4.397% due 12/01/2036	434	462
4.500% due 01/01/2018 - 05/01/2044	10,573,742	11,300,183
4.501% due 07/01/2019	33,527	37,135
4.532% due 09/01/2034	383	408
4.661% due 03/01/2023	235	253
4.918% due 07/01/2035	414	447
4.981% due 06/01/2035	695	747
4.999% due 03/01/2024	11	11
5.000% due 05/11/2017 - 05/01/2044	1,921,425	2,105,801
5.030% due 05/01/2024	2,167	2,360
5.063% due 10/01/2035	541	583
5.074% due 09/01/2035	12	13
5.087% due 08/01/2035	849	918
5.090% due 12/01/2035	581	626
5.114% due 11/01/2035	503	542
5.120% due 05/01/2035	78	84
5.128% due 11/01/2035	1,363	1,468
5.132% due 02/01/2016	133	141
5.134% due 09/01/2035	758	818
5.193% due 08/01/2035	777	838
5.199% due 07/01/2035	889	959
5.208% due 11/01/2035	576	602

See Accompanying Notes	9

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.209% due 12/01/2035	$133	$143
5.216% due 06/01/2029	26	27
5.228% due 11/01/2035	2	2
5.235% due 07/01/2035	483	520
5.282% due 09/01/2035	1,073	1,158
5.285% due 10/01/2035	1,037	1,121
5.288% due 10/01/2035	1,010	1,090
5.290% due 11/25/2033 - 01/01/2036	751	810
5.309% due 08/01/2035	766	827
5.310% due 08/25/2033	423	428
5.360% due 09/01/2035 - 11/01/2035	1,126	1,217
5.370% due 08/25/2043	375	383
5.375% due 06/12/2017	144,300	163,559
5.385% due 10/01/2035	499	539
5.440% due 03/01/2036	696	751
5.499% due 10/01/2035	116	125
5.500% due 06/01/2017 - 04/01/2044	3,378,643	3,737,143
5.518% due 12/01/2035	716	773
5.590% due 02/01/2036	1,132	1,222
5.680% due 03/01/2036	633	683
5.689% due 06/01/2036	92	92
5.750% due 12/20/2027 - 08/25/2034	1,502	1,658
5.759% due 04/01/2036	2	2
5.785% due 09/01/2037	4	4
5.790% due 10/01/2017	367	410
5.797% due 09/01/2014	100	101
5.802% due 03/01/2036	748	809
5.916% due 02/25/2037 (a)	70	9
5.942% due 12/25/2042	15,539	17,545
5.946% due 06/25/2037 (a)	1,659	190
6.000% due 04/01/2014 - 10/25/2044	1,715,199	1,912,848
6.046% due 03/25/2039 (a)	59,901	11,028
6.058% due 09/01/2036	11	12
6.096% due 05/25/2037 - 01/25/2040 (a)	4,027	572
6.160% due 08/01/2017	141	153
6.250% due 07/01/2024 - 02/25/2029	592	663
6.290% due 02/25/2029	231	245
6.300% due 10/17/2038	2,369	2,419
6.346% due 02/25/2037 (a)	93	16
6.394% due 10/25/2042	15,762	17,563
6.396% due 07/25/2036 (a)	1,949	315
6.446% due 12/25/2036 - 06/25/2037 (a)	1,727	168
6.486% due 12/25/2036 (a)	686	101
6.496% due 07/25/2037 (a)	1,729	239
6.500% due 06/01/2015 - 02/25/2047	52,481	58,866
6.606% due 05/25/2037 (a)	134	21
6.750% due 10/25/2023	119	133
6.900% due 05/25/2023	15	17
6.969% due 08/25/2037	142	160
7.000% due 05/01/2014 - 01/25/2048	10,357	11,562
7.250% due 01/01/2023	49	54
7.346% due 09/25/2038 (a)	1,179	154
7.375% due 05/25/2022	380	440
7.500% due 10/01/2014 - 07/25/2041	2,416	2,653
7.750% due 01/25/2022	432	470
7.780% due 01/01/2018	1,798	1,875
7.800% due 10/25/2022 - 06/25/2026	101	117
8.000% due 06/01/2015 - 08/01/2032	7,646	8,993
8.000% due 08/18/2027 (a)	4	1
8.060% due 04/01/2030	1,519	1,788
8.080% due 04/01/2030	839	881
8.490% due 06/01/2025	707	754
8.500% due 06/01/2017 - 07/01/2037	1,820	2,091
8.500% due 01/01/2018 (a)	1	0
8.574% due 03/25/2039	8	9
8.750% due 01/25/2021	55	62
9.000% due 04/01/2017 - 11/01/2025	563	641
9.000% due 06/25/2022 (a)	18	4
9.250% due 04/25/2018	6	7
9.300% due 05/25/2018 - 08/25/2019	19	21
9.500% due 01/01/2018 - 03/01/2026	276	307
9.740% due 09/25/2028	56	59
9.806% due 11/25/2040	1	1
10.000% due 08/01/2017 - 05/01/2022	44	47

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
10.500% due 12/01/2016 - 04/01/2022	$2	$1
11.000% due 11/25/2017 - 11/01/2020	15	17
903.213% due 08/25/2021 (a)	0	2
1,000.000% due 04/25/2022 (a)	0	2
FDIC Structured Sale Guaranteed Notes
0.655% due 11/29/2037	10,359	10,351
2.980% due 12/06/2020	4,771	4,962
Federal Housing Administration
6.896% due 07/01/2020	4,288	4,164
7.110% due 05/01/2019	686	686
7.315% due 08/01/2019	2,066	2,006
7.350% due 04/01/2019	10	10
7.375% due 02/01/2018	74	72
7.430% due 10/01/2018 - 05/01/2024	2,984	2,913
7.450% due 05/01/2021	1,558	1,522
7.460% due 01/01/2023	14	14
7.465% due 11/01/2019	1,042	1,041
Freddie Mac
0.194% due 12/25/2036	7,341	7,305
0.305% due 07/15/2019 - 08/15/2019	4,497	4,498
0.395% due 05/15/2036	15	15
0.405% due 07/15/2034	410	412
0.414% due 08/25/2031	399	390
0.455% due 02/15/2037	8	8
0.495% due 02/15/2037	61	61
0.505% due 12/15/2029	69	69
0.555% due 06/15/2018 - 05/15/2041	20,349	20,385
0.605% due 06/15/2023 - 12/15/2031	136	137
0.655% due 06/15/2030 - 12/15/2032	147	149
0.705% due 01/15/2042	193	194
0.725% due 06/15/2041 - 07/15/2041	25,086	25,226
0.735% due 05/15/2032 - 07/15/2037	8,736	8,831
0.750% due 01/12/2018	1,038,100	1,015,508
0.765% due 07/15/2037	1,383	1,395
0.825% due 08/15/2037	9,130	9,204
0.855% due 08/15/2037	3,028	3,063
0.865% due 10/15/2037	4,601	4,655
0.875% due 03/07/2018 - 09/15/2037	389,325	381,934
0.885% due 05/15/2040	64	64
0.905% due 08/15/2036	108	110
1.000% due 03/08/2017 - 09/29/2017	2,412,950	2,415,779
1.005% due 11/15/2039	136	137
1.154% due 05/25/2043	7,528	7,708
1.155% due 02/15/2021	8	8
1.250% due 05/12/2017 - 10/02/2019	2,322,400	2,253,979
1.332% due 10/25/2044 - 02/25/2045	33,319	33,700
1.370% due 10/25/2023	92	90
1.532% due 07/25/2044	3,967	4,019
1.555% due 12/25/2018 (a)	291,782	18,355
1.625% due 04/01/2017 - 06/01/2017	2	2
1.663% due 06/25/2020 (a)	18,863	1,466
1.680% due 01/01/2022	35	35
1.750% due 05/30/2019	32,600	32,356
1.823% due 10/01/2023	30	31
1.858% due 03/01/2024	58	62
1.875% due 12/01/2016	24	24
1.880% due 10/25/2023	460	478
1.898% due 06/01/2022	6	6
1.945% due 02/01/2037	19	20
2.000% due 09/01/2018	29	29
2.015% due 05/01/2023 - 09/01/2035	132	137
2.040% due 10/01/2022	26	26
2.081% due 05/01/2037	351	371
2.111% due 07/01/2023	27	28
2.119% due 03/01/2035	1,128	1,192
2.122% due 09/01/2035	30	31
2.125% due 02/01/2018	20	20
2.140% due 05/01/2020	24	24
2.153% due 12/01/2026	306	318
2.160% due 06/01/2033	192	203
2.189% due 09/01/2023	101	101
2.190% due 07/01/2024	52	54
2.200% due 04/01/2036	644	685
2.210% due 07/01/2020	76	76
2.221% due 12/01/2022	4	4
2.222% due 07/01/2032	1	1

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.235% due 07/01/2022	$63	$63
2.250% due 01/01/2019 - 01/01/2036	71	74
2.265% due 11/01/2026	161	169
2.267% due 10/01/2035	439	470
2.288% due 11/01/2023	111	118
2.304% due 04/01/2025	6	6
2.305% due 06/01/2022	192	200
2.307% due 04/01/2025	1	1
2.311% due 04/01/2024 - 04/01/2025	310	329
2.312% due 06/01/2021	162	171
2.314% due 08/01/2023	61	64
2.323% due 10/25/2018	15	15
2.324% due 09/01/2028	1	1
2.329% due 06/01/2022	53	54
2.335% due 06/01/2024	212	226
2.336% due 10/01/2026	174	186
2.340% due 02/01/2025	10	11
2.345% due 08/01/2035	388	415
2.349% due 07/01/2024	41	44
2.354% due 08/01/2023	218	228
2.358% due 01/01/2037	141	151
2.359% due 11/01/2035	9,498	10,126
2.360% due 09/01/2023	19	20
2.361% due 02/01/2023 - 10/01/2035	10,719	11,426
2.362% due 05/01/2023 - 09/01/2035	3,710	3,934
2.365% due 05/01/2022 - 11/01/2023	236	246
2.366% due 02/01/2036	346	367
2.369% due 07/01/2025 - 01/01/2034	3,356	3,555
2.374% due 04/01/2029	80	83
2.375% due 01/13/2022 - 08/01/2035	719,500	708,888
2.386% due 09/01/2023	300	320
2.389% due 05/01/2023	34	35
2.395% due 01/01/2035	191	193
2.396% due 05/01/2027	12	13
2.398% due 10/01/2035	14,756	15,657
2.402% due 10/01/2024	48	51
2.403% due 09/01/2035	171	181
2.404% due 07/01/2023	58	58
2.418% due 08/01/2035	23	25
2.420% due 10/01/2035	7,222	7,754
2.425% due 10/01/2023	125	133
2.428% due 08/01/2023 - 02/01/2026	784	840
2.451% due 02/01/2037	13	14
2.461% due 06/01/2035	23,278	24,846
2.464% due 06/01/2037	24	25
2.468% due 10/01/2024	14	15
2.472% due 03/01/2035	17	18
2.480% due 02/01/2021	4	4
2.481% due 10/01/2023	39	39
2.482% due 07/01/2027 - 01/01/2028	30	32
2.491% due 09/01/2037	16	17
2.492% due 10/01/2020	4	4
2.493% due 05/01/2037	90	96
2.494% due 09/01/2023	210	221
2.495% due 10/01/2035 - 05/01/2037	13,755	14,600
2.500% due 12/01/2023	86	89
2.503% due 08/01/2035	141	151
2.513% due 07/01/2035	5,051	5,408
2.530% due 01/01/2019 - 07/01/2033	38	38
2.531% due 01/01/2024	14	14
2.533% due 07/01/2030	493	512
2.543% due 10/01/2023	63	64
2.554% due 12/01/2037	113	122
2.559% due 04/01/2036	5	5
2.568% due 07/01/2036	6	6
2.606% due 07/01/2035	5,461	5,849
2.618% due 11/01/2034	331	354
2.620% due 05/01/2036	339	360
2.628% due 08/01/2023	31	31
2.643% due 07/01/2032	59	63
2.670% due 06/01/2030	313	335
2.725% due 05/01/2021	416	428
2.746% due 03/01/2021	183	185
2.756% due 07/01/2019	87	88
2.780% due 10/01/2020	17	16
2.788% due 06/01/2020	43	43
2.856% due 03/01/2022	323	342
2.880% due 05/01/2020	8	8
2.917% due 12/01/2018	130	130
2.952% due 05/01/2018	69	69
2.968% due 07/01/2019	2	2

10	See Accompanying Notes

March 31, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.987% due 04/01/2029	$19	$19
2.996% due 08/15/2032	2,740	2,874
3.000% due 03/01/2027	42	43
3.075% due 01/01/2019	1	1
3.105% due 05/01/2018	28	29
3.137% due 01/01/2021	16	16
3.202% due 05/01/2018	93	94
3.250% due 05/01/2023	7	8
3.500% due 09/01/2018 - 08/15/2042	20,147	17,517
3.750% due 03/27/2019	207,500	226,658
4.000% due 09/15/2018 - 05/01/2044	465,989	481,865
4.500% due 03/01/2018 - 05/01/2044	1,999,929	2,127,277
4.822% due 10/01/2035	205	221
4.996% due 10/01/2035	502	539
5.000% due 10/01/2016 - 07/01/2040	49,787	53,346
5.305% due 12/01/2035	887	958
5.426% due 11/01/2035	451	486
5.500% due 08/23/2017 - 07/01/2047	295,197	325,501
5.508% due 03/01/2036	364	377
5.579% due 02/01/2038	5	5
5.784% due 04/01/2036	458	495
5.950% due 06/15/2028	25,006	27,566
6.000% due 04/01/2014 - 05/01/2040	455,701	505,773
6.095% due 02/15/2038 (a)	1,230	174
6.145% due 05/15/2039 (a)	994	152
6.250% due 12/15/2028	398	438
6.295% due 03/15/2037 (a)	518	83
6.345% due 08/15/2036 (a)	408	69
6.425% due 09/15/2036 (a)	562	93
6.495% due 11/15/2036 (a)	22,415	3,501
6.500% due 06/01/2014 - 10/25/2043	112,662	124,940
6.950% due 07/15/2021 - 08/15/2021	43	48
7.000% due 03/01/2017 - 10/25/2043	18,989	21,559
7.000% due 09/15/2023 (a)	8	2
7.400% due 02/01/2021	299	299
7.500% due 02/01/2016 - 11/01/2037	7,134	8,210
7.645% due 05/01/2025	6,089	6,821
7.800% due 09/15/2020	3	3
8.000% due 08/01/2016 - 06/01/2030	1,232	1,404
8.250% due 06/15/2022	82	94
8.500% due 07/01/2014 - 06/01/2030	765	863
8.750% due 12/15/2020	40	46
8.843% due 11/15/2033	986	1,061
8.900% due 11/15/2020	211	236
9.000% due 08/01/2016 - 07/01/2030	252	283
9.000% due 05/01/2022 (a)	1	0
9.250% due 07/01/2017	1	1
9.500% due 09/01/2016 - 12/01/2022	166	181
9.590% due 01/15/2041	41,643	42,138
10.000% due 06/01/2017 - 03/01/2021	9	10
10.500% due 10/01/2017 - 01/01/2021	4	4
11.000% due 07/25/2018 - 05/01/2020	1	2
11.576% due 09/15/2041	25	27
12.735% due 02/15/2041	6	6
20.274% due 05/15/2033	621	833
37.710% due 08/15/2037	1,591	2,982
884.500% due 01/15/2021 (a)	0	1
1,007.500% due 02/15/2022 (a)	0	1
Ginnie Mae
0.457% due 05/20/2037	30,394	30,381
0.555% due 06/16/2031 - 03/16/2032	257	257
0.605% due 11/16/2029 - 10/16/2030	240	242
0.655% due 02/16/2030 - 04/16/2032	1,311	1,322
0.705% due 12/16/2025	42	42
0.755% due 02/16/2030	1,036	1,046
0.805% due 02/16/2030	449	455
1.070% due 02/20/2060	45,989	46,510
1.107% due 03/20/2031	69	70
1.357% due 11/16/2043 (a)	162,326	11,304
1.625% due 02/20/2017 - 07/20/2034	57,521	59,848

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.000% due 05/20/2017 - 08/20/2030	$9,574	$10,003
2.125% due 01/20/2025	11	11
2.500% due 06/20/2021 - 04/20/2041	12,355	12,692
3.000% due 12/20/2018 - 06/20/2025	148	154
3.500% due 12/20/2017 - 12/20/2020	63	65
3.950% due 07/15/2025	113	118
4.000% due 12/20/2015 - 05/20/2041	4,387	4,380
4.500% due 11/16/2028 - 01/15/2041	2,583	2,789
4.750% due 07/20/2035	2,226	2,396
5.000% due 02/20/2031 - 04/01/2044	44,858	49,130
5.196% due 10/16/2037	435	449
5.244% due 04/16/2038	758	775
5.500% due 05/20/2017 - 03/16/2034	1,696	1,921
6.000% due 04/20/2014 - 12/20/2041	17,572	19,734
6.250% due 03/16/2029	263	297
6.445% due 07/16/2031 - 08/16/2033 (a)	1,854	324
6.500% due 11/15/2023 - 09/20/2038	20,666	22,896
6.750% due 06/20/2028 - 10/16/2040	6,305	6,772
7.000% due 08/15/2014 - 10/15/2034	2,666	3,017
7.500% due 11/20/2017 - 02/15/2035	1,892	2,215
7.750% due 08/20/2025 - 12/15/2040	1,488	1,578
8.000% due 01/15/2017 - 10/20/2031	619	696
8.250% due 04/15/2020	26	29
8.300% due 06/15/2019	8	9
8.500% due 07/15/2016 - 04/15/2031	422	477
9.000% due 04/20/2016 - 01/15/2031	408	440
9.187% due 03/20/2041	58,981	60,528
9.500% due 09/15/2016 - 12/15/2026	171	182
10.000% due 08/15/2015 - 02/15/2025	100	106
10.250% due 02/20/2019	5	6
10.500% due 12/15/2015 - 09/15/2021	31	31
12.000% due 04/20/2014 - 05/15/2016	1	1
Small Business Administration
0.875% due 05/25/2021 - 01/25/2022	60	60
1.000% due 03/25/2025 - 07/25/2025	58	59
1.100% due 01/25/2019 - 11/25/2024	49	49
4.190% due 03/01/2030	18,096	19,307
4.330% due 07/01/2014	5	5
4.340% due 03/01/2024	88	92
4.350% due 07/01/2023	250	265
4.430% due 05/01/2029	3,904	4,196
4.580% due 03/01/2018	192	202
4.625% due 02/01/2025	620	657
4.750% due 07/01/2025	2,031	2,165
4.754% due 08/10/2014	377	381
4.770% due 04/01/2024	420	448
4.840% due 02/01/2023 - 05/01/2025	9,005	9,602
4.870% due 12/01/2024	831	890
4.890% due 12/01/2023	464	503
4.930% due 01/01/2024	938	1,012
4.950% due 03/01/2025	900	965
4.980% due 11/01/2023	3,081	3,346
5.090% due 10/01/2025	359	386
5.110% due 05/01/2017 - 08/01/2025	925	996
5.120% due 11/01/2017	50	53
5.130% due 09/01/2023	1,888	2,025
5.160% due 02/01/2028	1,887	2,077
5.170% due 01/01/2028	1,364	1,503
5.190% due 01/01/2017 - 07/01/2024	166	178
5.200% due 11/01/2015	55	57
5.230% due 11/01/2016	$75	$77
5.240% due 08/01/2023	214	231
5.290% due 12/01/2027	39,989	43,602
5.310% due 05/01/2027	218	241

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.320% due 04/01/2027	$266	$293
5.340% due 11/01/2021	1,792	1,938
5.370% due 09/01/2016	63	65
5.471% due 03/10/2018	188	203
5.490% due 05/01/2028	15,642	17,121
5.510% due 11/01/2027	491	540
5.520% due 06/01/2024	2,997	3,267
5.600% due 09/01/2028	4,930	5,510
5.680% due 05/01/2016 - 06/01/2028	14,609	16,333
5.725% due 09/10/2018	5,759	6,179
5.780% due 08/01/2027	46	51
5.820% due 07/01/2027	1,724	1,944
5.870% due 07/01/2028	451	507
5.902% due 02/10/2018	2,384	2,592
6.020% due 08/01/2028	466	529
6.070% due 07/01/2026	636	709
6.340% due 03/01/2021	1,797	1,950
6.440% due 02/01/2021	474	515
6.700% due 12/01/2016	575	598
6.900% due 12/01/2020	658	721
6.950% due 11/01/2016	127	133
7.060% due 11/01/2019	347	385
7.150% due 03/01/2017	166	177
7.190% due 12/01/2019	128	140
7.200% due 10/01/2019	221	240
7.220% due 11/01/2020	180	191
7.500% due 04/01/2017	130	136
7.630% due 06/01/2020	924	1,020
7.700% due 07/01/2016	44	46
Vendee Mortgage Trust
0.425% due 06/15/2023 (a)	10,127	117
6.493% due 01/15/2030	1,206	1,371
6.500% due 09/15/2024	7,758	8,752

Total U.S. Government Agencies (Cost $47,339,086)		47,569,505

U.S. TREASURY OBLIGATIONS 33.7%
U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2022	2,437,897	2,390,473
0.125% due 07/15/2022	2,483,710	2,434,520
0.125% due 01/15/2023	295,299	285,933
0.625% due 07/15/2021	4,931,922	5,082,770
1.125% due 01/15/2021	281,571	299,103
1.250% due 07/15/2020	753,939	813,194
1.375% due 01/15/2020	428,089	463,106
1.750% due 01/15/2028	2,456,125	2,723,611
2.000% due 01/15/2026	2,375,439	2,708,186
2.375% due 01/15/2025	3,723,826	4,389,750
2.375% due 01/15/2027	3,052,928	3,627,498
2.500% due 01/15/2029	2,927,109	3,557,351
3.875% due 04/15/2029	519,336	733,766
U.S. Treasury Notes
0.500% due 07/31/2017	787,100	772,219
0.625% due 10/15/2016 (m)	1,017,200	1,015,730
0.625% due 11/15/2016	1,307,300	1,303,879
0.625% due 12/15/2016 (i)	2,647,100	2,637,483
0.625% due 02/15/2017	1,564,800	1,555,081
0.625% due 05/31/2017 (m)	1,335,153	1,320,028
0.625% due 08/31/2017	371,200	365,008
0.625% due 09/30/2017	800	785
0.750% due 01/15/2017	3,117,500	3,113,603
0.750% due 03/15/2017	3,577,000	3,564,284
0.750% due 10/31/2017	300	295
0.750% due 12/31/2017 (k)(m)	383,300	375,948
0.750% due 02/28/2018 (k)	4,731,000	4,623,999
0.750% due 03/31/2018	3,695,900	3,605,668
0.875% due 09/15/2016 (k)(m)	405,700	408,030
0.875% due 01/31/2017	1,545,500	1,547,794
0.875% due 02/28/2017	2,522,800	2,523,786
0.875% due 04/30/2017	1,989,200	1,985,238
1.000% due 03/31/2017	919,600	922,150
1.000% due 05/31/2018 (m)	531,400	521,872
1.250% due 11/30/2018 (m)	2,320,800	2,281,093
1.375% due 07/31/2018 (m)	450,100	447,568
1.500% due 07/31/2016 (k)(m)	296,400	302,745
1.500% due 08/31/2018 (k)(m)	4,593,500	4,586,141
1.500% due 01/31/2019	1,903,400	1,887,415
1.500% due 02/28/2019 (i)	3,078,300	3,048,721
1.625% due 03/31/2019	3,495,100	3,478,579
1.875% due 08/31/2017	100	103
2.625% due 04/30/2018	$500	$525
3.000% due 02/28/2017 (m)	69,700	73,988
3.125% due 01/31/2017	35,100	37,371
3.250% due 03/31/2017	191,700	205,089

Total U.S. Treasury Obligations (Cost $79,775,069)		78,021,479

See Accompanying Notes	11

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
MORTGAGE-BACKED SECURITIES 6.4%
7 WTC Depositor LLC Trust
4.082% due 03/13/2031		$3,763	$3,932
ABN AMRO Mortgage Corp.
5.500% due 01/25/2034		305	316
Adjustable Rate Mortgage Trust
0.694% due 11/25/2035		42	36
1.304% due 03/25/2035		9,742	7,697
2.446% due 01/25/2035		525	526
2.532% due 07/25/2035		2,333	2,169
2.630% due 03/25/2035		6,516	6,181
2.659% due 09/25/2035		4,222	3,406
2.728% due 11/25/2035 ^		982	842
2.733% due 08/25/2035		5,065	4,758
2.780% due 09/25/2035		529	479
2.801% due 11/25/2035		8,828	8,259
2.838% due 01/25/2036		4,052	3,485
2.990% due 03/25/2036		405	311
3.084% due 07/25/2035		7,504	7,047
4.901% due 01/25/2036		10,916	10,128
4.906% due 10/25/2035		16,519	15,045
American Home Mortgage Assets Trust
0.274% due 10/25/2046		23,023	16,723
0.344% due 05/25/2046		32,153	23,706
0.344% due 09/25/2046		18,662	13,423
0.364% due 10/25/2046		19,462	12,675
0.831% due 02/25/2047		42,148	25,652
1.054% due 11/25/2046		86,461	47,389
1.069% due 10/25/2046		21,624	15,753
1.091% due 09/25/2046		5,791	4,009
2.559% due 11/25/2035 ^		14,834	11,397
American Home Mortgage Investment Trust
0.454% due 02/25/2045		2,115	2,110
0.894% due 10/25/2034		19	19
1.830% due 09/25/2045		14,449	13,749
1.955% due 09/25/2035		335	336
2.080% due 12/25/2035		3,555	2,590
2.082% due 11/25/2045 ^		11,221	8,896
2.173% due 10/25/2034		16,695	16,681
2.330% due 02/25/2045		12,723	12,798
Arkle Master Issuer PLC
1.787% due 05/17/2060	EUR	400	558
1.936% due 05/17/2060		$60,700	61,563
Arran Residential Mortgages Funding PLC
1.688% due 05/16/2047	EUR	238,465	332,840
Banc of America Alternative Loan Trust
0.554% due 05/25/2035		$1,555	1,242
5.000% due 08/25/2019		641	660
5.500% due 06/25/2037		2,319	1,747
6.000% due 03/25/2034		5,463	5,683
6.000% due 11/25/2035		2,239	1,977
6.000% due 07/25/2046		3,804	3,052
Banc of America Commercial Mortgage Trust
5.369% due 10/10/2045		9,200	9,439
5.414% due 09/10/2047		15,400	16,639
5.449% due 01/15/2049		169	169
5.451% due 01/15/2049		5,410	5,836
5.598% due 06/10/2049		21,539	23,725
5.601% due 04/10/2049		9,454	10,458
5.611% due 04/10/2049		784	795
5.731% due 05/10/2045		29,100	31,521
5.889% due 07/10/2044		590	639
Banc of America Funding Corp.
0.254% due 04/25/2037		550	401
0.347% due 10/20/2036		26,449	19,010
0.347% due 10/20/2046 ^		4,853	3,706
0.364% due 04/25/2037		5,169	3,511
0.367% due 04/20/2047		8,589	6,589
0.397% due 04/20/2035		1,986	1,928
0.447% due 05/20/2035		1,668	1,144
0.457% due 02/20/2035		1,676	1,622
0.554% due 05/25/2037		4,750	3,374
2.580% due 11/20/2034		1,469	1,404
2.621% due 03/20/2036		1,329	1,218
2.623% due 05/25/2035		131,108	135,161
2.656% due 03/20/2035		1,902	1,915
2.683% due 02/20/2036		4,712	4,718
2.693% due 02/20/2036		1,950	1,558
2.737% due 10/20/2046 ^		3,426	2,558
2.745% due 11/20/2035 ^		2,664	2,363
2.756% due 09/20/2047		10,168	7,720
2.807% due 01/20/2047 ^		200	156
2.826% due 11/20/2034		$8,042	$7,763
5.240% due 05/20/2036		8,267	8,143
5.316% due 05/20/2036		9,135	8,928
5.436% due 09/20/2046		7,177	6,122
5.454% due 04/20/2036 ^		10,145	9,045
5.500% due 09/25/2034		13,325	13,963
5.500% due 09/25/2035		14,827	15,562
5.500% due 01/25/2036		5,936	5,896
5.540% due 05/20/2036 ^		4,065	3,818
5.597% due 10/20/2046		5,464	4,901
5.750% due 07/20/2036		5,500	5,430

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.750% due 09/25/2036	$4,630	$4,722
5.753% due 10/25/2036 ^	1,382	1,103
5.837% due 01/25/2037 ^	1,136	928
5.838% due 09/20/2034	746	749
5.888% due 04/25/2037 ^	3,625	3,081
6.000% due 09/25/2036 ^	12,444	11,468
6.000% due 09/25/2036	10,136	10,066
6.000% due 08/25/2037 ^	11,235	9,955
6.053% due 03/20/2036	576	546
Banc of America Mortgage Trust
0.854% due 11/25/2035	623	602
2.614% due 03/25/2035	15,086	14,107
2.623% due 07/25/2034	261	265
2.704% due 02/25/2036 ^	2,320	1,981
2.718% due 01/25/2036	6,821	5,525
2.725% due 02/25/2035	3,423	3,428
2.733% due 07/25/2035	3,905	3,630
2.736% due 07/25/2035	2,810	2,625
2.746% due 11/25/2034	2,887	2,881
2.746% due 12/25/2035 ^	10,436	9,468
2.747% due 12/25/2033	2,238	2,279
2.748% due 07/25/2033	173	177
2.754% due 01/25/2035	2,860	2,764
2.756% due 11/25/2035	1,643	1,546
2.773% due 09/25/2033	1,565	1,560
2.790% due 08/25/2035	16,097	15,101
2.795% due 06/25/2035	5,309	5,085
2.817% due 04/25/2034	201	201
2.843% due 11/25/2034	2,517	2,229
2.850% due 05/25/2035	21,367	19,790
2.866% due 05/25/2034	1,128	1,127
2.875% due 05/25/2033	1,760	1,764
3.427% due 07/20/2032	838	856
4.680% due 11/25/2034	1,383	1,339
5.040% due 02/25/2035	2,949	2,901
5.276% due 07/25/2035	1,591	1,564
5.311% due 04/25/2035	2,975	2,842
5.500% due 12/25/2020	811	834
5.500% due 11/25/2035	822	824
5.500% due 05/25/2037	1,081	886
6.000% due 10/25/2036 ^	7,437	6,631
6.000% due 07/25/2046 ^	3,216	3,026
6.500% due 10/25/2031	67	70
6.500% due 09/25/2033	3,066	3,175
Banc of America Re-REMIC Trust
5.601% due 06/24/2050	35,148	38,324
5.668% due 02/17/2051	91,092	97,599
5.949% due 02/15/2051	40,000	44,094
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
4.501% due 07/10/2043	128	128
4.811% due 12/10/2042	10	10
4.933% due 07/10/2045	250	261
5.115% due 10/10/2045	200	210
5.380% due 06/10/2039	113	113
Bayview Commercial Asset Trust
0.584% due 08/25/2034	521	490
BCAP LLC Trust
0.295% due 11/26/2036	7,999	6,815
0.315% due 11/26/2036	30,000	22,779
0.324% due 09/26/2035	3,187	3,140
0.324% due 01/25/2037 ^	53,533	40,151
0.326% due 08/26/2046	3,000	2,600
0.355% due 07/26/2036	10,200	9,681
0.364% due 05/25/2047	198	140
0.374% due 05/25/2047	23,984	17,739
0.405% due 07/26/2035	3,583	3,303
0.485% due 11/26/2035	7,292	6,680
0.487% due 11/26/2035	9,063	8,334
0.674% due 11/26/2035	3,097	3,040
0.740% due 01/26/2036	3,999	3,934
0.895% due 01/26/2047	24,782	21,872
1.581% due 10/26/2035	7,770	7,802
2.391% due 01/26/2034	3,655	3,657
2.441% due 02/26/2036	11,074	10,816
2.593% due 10/26/2036	6,881	6,038
2.611% due 03/26/2037	5,944	5,914
2.617% due 06/26/2035	11,825	12,100
2.653% due 07/26/2036	13,020	10,735
2.765% due 05/26/2036	15,926	11,988
4.696% due 07/26/2037	22,686	20,152
5.000% due 01/26/2021	10,861	11,160
5.142% due 07/26/2036	2,091	1,643
5.190% due 03/26/2037	34,427	32,475
5.250% due 06/26/2036	79,201	71,933
5.250% due 09/26/2036	22,798	20,629
5.250% due 04/26/2037	82,111	77,417
5.250% due 06/26/2037	8,536	8,722
5.250% due 08/26/2037	13,863	14,439
5.500% due 11/25/2034	12,688	11,785
BCRR Trust
5.858% due 07/17/2040	9,894	10,548

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Bear Stearns Adjustable Rate Mortgage Trust
2.030% due 11/25/2034	$6,445	$6,189
2.210% due 08/25/2035	1,889	1,925
2.234% due 04/25/2033	4,011	3,992
2.250% due 08/25/2035	118	120
2.288% due 04/25/2034	3,998	3,977
2.363% due 02/25/2033	808	821
2.380% due 02/25/2036	10,809	10,810
2.405% due 04/25/2033	1,832	1,865
2.430% due 10/25/2035	33,734	33,224
2.430% due 02/25/2036 ^	19,089	13,654
2.498% due 05/25/2033	1,057	1,070
2.504% due 04/25/2033	152	155
2.505% due 05/25/2034	8	8
2.517% due 10/25/2033	26	27
2.528% due 01/25/2035	44	43
2.533% due 03/25/2035	1,649	1,675
2.548% due 08/25/2033	33	34
2.557% due 01/25/2035	1,116	1,099
2.560% due 03/25/2035	12,855	13,069
2.579% due 08/25/2033	601	617
2.591% due 04/25/2033	852	842
2.625% due 01/25/2034	44	44
2.625% due 04/25/2034	74	73
2.652% due 11/25/2034	1,295	1,304
2.654% due 10/25/2035	100,631	99,685
2.659% due 03/25/2035	4,969	4,837
2.662% due 03/25/2035	4,053	3,847
2.667% due 02/25/2033	97	92
2.667% due 04/25/2034	2,310	2,322
2.680% due 05/25/2034	15	14
2.709% due 08/25/2035	19,009	17,579
2.730% due 05/25/2034	93	90
2.732% due 08/25/2035 ^	7,041	6,109
2.737% due 01/25/2034	3,856	3,924
2.744% due 11/25/2030	2,200	2,248
2.747% due 02/25/2047	6,846	5,456
2.761% due 02/25/2034	2,064	2,031
2.781% due 01/25/2034	2,572	2,589
2.834% due 09/25/2034	2,948	2,777
2.836% due 01/25/2035	245	247
2.910% due 07/25/2034	409	404
2.976% due 05/25/2047 ^	42,567	35,833
3.087% due 11/25/2034	3,286	3,285
3.089% due 12/25/2035	4,050	4,094
4.575% due 07/25/2034	1,051	1,041
5.147% due 08/25/2035	13,025	13,133
5.165% due 08/25/2035	3,717	3,287
5.372% due 02/25/2036	2,958	2,807
Bear Stearns Alt-A Trust
0.314% due 02/25/2034	4,283	4,098
0.314% due 01/25/2047	7,204	4,342
0.354% due 02/25/2034	59	44
0.474% due 08/25/2036	23,321	15,998
0.494% due 08/25/2036	6,649	4,561
0.594% due 04/25/2035	2,310	2,149
0.634% due 02/25/2036	3,131	2,560
0.654% due 03/25/2035	680	660
0.834% due 09/25/2034	1,580	1,569
0.854% due 09/25/2034	3,124	3,035
2.101% due 10/25/2033	127	119
2.327% due 01/25/2036 ^	19,039	14,618
2.351% due 03/25/2036	27,481	20,264
2.387% due 12/25/2033	2,190	2,245
2.416% due 04/25/2035	20	19
2.458% due 02/25/2034	168	167
2.460% due 02/25/2036 ^	2,053	1,408
2.486% due 08/25/2036 ^	6,660	2,865
2.524% due 05/25/2035	340	333
2.555% due 09/25/2034	1,472	1,328
2.585% due 03/25/2036	8,398	5,721
2.601% due 11/25/2036	86	61
2.610% due 03/25/2036 ^	14,410	10,235
2.670% due 02/25/2034	4,407	4,381
2.671% due 11/25/2036	2,111	1,578
2.674% due 05/25/2035	122,923	118,210
2.676% due 09/25/2035	51,465	45,700
2.710% due 08/25/2036 ^	101	76
2.712% due 01/25/2035	4,066	3,203
2.810% due 05/25/2036	14,102	8,403
4.413% due 11/25/2036 ^	5,325	4,083
4.855% due 07/25/2035	19,093	15,899
4.930% due 11/25/2035 ^	9,588	7,784
5.387% due 12/25/2046 ^	1,342	1,041
Bear Stearns Commercial Mortgage Securities Trust
4.825% due 11/11/2041	9,150	9,306
4.868% due 09/11/2042	15,442	15,539
4.871% due 09/11/2042	100	105
4.980% due 02/11/2041	59	59
5.116% due 02/11/2041	900	922
5.331% due 02/11/2044	49,918	54,235
5.382% due 12/11/2040	7,240	7,247

12	See Accompanying Notes

March 31, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.405% due 12/11/2040	$565	$593
5.440% due 03/11/2039	13,950	14,911
5.468% due 06/11/2041	18	18
5.664% due 06/11/2040	1,155	1,157
5.687% due 09/11/2038	104	104
5.703% due 06/11/2050	906	917
5.712% due 09/11/2038	300	327
5.716% due 06/11/2040	13,047	14,587
7.000% due 05/20/2030	6,233	6,890
Bear Stearns Mortgage Securities, Inc.
2.567% due 06/25/2030	23	24
Bear Stearns Structured Products, Inc.
1.885% due 01/26/2036	5,140	4,152
2.874% due 12/26/2046	4,363	3,290
Bella Vista Mortgage Trust
0.407% due 05/20/2045	47	38
Chase Mortgage Finance Trust
2.527% due 12/25/2035 ^	36,097	33,781
2.541% due 12/25/2035	6,140	5,521
2.549% due 03/25/2037	12,645	11,742
2.646% due 02/25/2037	866	856
2.662% due 03/25/2037	10,621	8,851
2.667% due 02/25/2037	2,415	2,315
2.681% due 02/25/2037	135	136
2.698% due 09/25/2036	1,285	1,105
2.698% due 02/25/2037	8,149	7,646
2.699% due 09/25/2036	166	148
2.706% due 02/25/2037	79	79
2.718% due 02/25/2037	1,044	1,013
4.754% due 01/25/2036 ^	22,373	21,319
4.948% due 12/25/2035	4,308	4,218
5.279% due 03/25/2037	422	406
5.500% due 12/25/2022	10,545	10,559
5.500% due 03/25/2037	60	59
6.000% due 11/25/2036 ^	3,072	2,678
6.000% due 02/25/2037 ^	1,870	1,634
6.000% due 03/25/2037 ^	14,317	12,971
Chaseflex Trust
0.304% due 06/25/2036	5,402	5,286
0.494% due 08/25/2037	15,898	11,305
0.654% due 06/25/2035	4,072	3,093
4.894% due 08/25/2037	2,064	1,643
6.000% due 02/25/2037 ^	3,192	2,835
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.334% due 05/25/2036	2,421	2,070
0.384% due 05/25/2036	9,399	8,096
Citicorp Mortgage Securities, Inc.
4.750% due 02/25/2020	1,506	1,507
5.500% due 08/25/2022	274	278
5.500% due 12/25/2022	200	202
5.500% due 02/25/2026	473	485
5.500% due 04/25/2037	1,714	1,767
5.750% due 09/25/2037	2,034	2,082
6.000% due 06/25/2036	6,679	6,983
6.000% due 08/25/2036	2,243	2,323
6.000% due 04/25/2037	45,780	46,597
6.000% due 05/25/2037	4,967	5,087
Citigroup Commercial Mortgage Trust
5.431% due 10/15/2049	350	382
5.694% due 12/10/2049	500	515
5.783% due 03/15/2049	412	447
5.810% due 06/14/2050	400	441
Citigroup Mortgage Loan Trust, Inc.
0.224% due 01/25/2037	927	581
0.954% due 08/25/2035	4,513	3,700
1.940% due 09/25/2035	5,399	5,432
2.200% due 09/25/2035	13,608	13,611
2.290% due 09/25/2035	42,038	41,740
2.500% due 10/25/2035	15,534	15,175
2.510% due 10/25/2035	36,776	36,438
2.540% due 05/25/2035	279	274
2.542% due 02/25/2034	3,834	3,814
2.582% due 12/25/2035 ^	3,438	2,398
2.605% due 08/25/2035	46,972	46,100
2.618% due 05/25/2035	3,256	3,153
2.658% due 07/25/2046 ^	7,336	5,935
2.675% due 09/25/2034	959	974
2.757% due 03/25/2037	5,394	4,238
2.765% due 07/25/2037 ^	68	58
2.895% due 09/25/2037 ^	51,585	43,151
4.913% due 09/25/2035	57,598	54,904
5.249% due 08/25/2035	8,671	8,601
5.455% due 04/25/2037	4,554	4,023
5.500% due 11/25/2035 ^	3,658	3,367
6.579% due 11/25/2037	4,654	3,952
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.216% due 07/15/2044	900	945
5.302% due 01/15/2046	29,565	31,516
5.303% due 01/15/2046	66,520	70,692
5.322% due 12/11/2049	34,250	37,528
5.617% due 10/15/2048	3,720	4,033

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
CitiMortgage Alternative Loan Trust
5.750% due 07/25/2022	$2,383	$2,444
6.000% due 09/25/2036	905	794
6.000% due 06/25/2037 ^	12,301	10,495
6.000% due 06/25/2037	2,216	1,890
Collateralized Mortgage Obligation Trust
8.000% due 09/20/2021	145	160
Collateralized Mortgage Securities Corp.
8.000% due 08/25/2017	3	3
Commercial Mortgage Lease-Backed Certificates
6.746% due 06/20/2031	1,207	1,259
Commercial Mortgage Loan Trust
6.003% due 12/10/2049	43,265	48,026
Commercial Mortgage Trust
0.335% due 06/15/2022	6,093	6,050
2.972% due 08/10/2046	290	301
4.210% due 08/10/2046	830	875
5.116% due 06/10/2044	249	260
5.543% due 12/11/2049	19,400	20,940
Community Program Loan Trust
4.500% due 04/01/2029	17,291	17,490
Countrywide Alternative Loan Trust
0.294% due 04/25/2047	15,974	13,378
0.314% due 12/25/2046 ^	6,310	5,819
0.324% due 11/25/2036	8,181	7,002
0.324% due 01/25/2037 ^	1,983	1,640
0.324% due 06/25/2046	3,002	2,465
0.324% due 05/25/2047	62,483	54,141
0.334% due 05/25/2047	7,662	6,412
0.337% due 02/20/2047	1,250	901
0.344% due 07/25/2046	3,560	2,856
0.344% due 08/25/2046	99,703	73,988
0.344% due 09/25/2046 ^	25,996	20,411
0.344% due 10/25/2046	24,912	23,853
0.347% due 09/20/2046	37,428	28,251
0.347% due 03/20/2047	61,359	48,356
0.352% due 12/20/2046	88,060	64,418
0.354% due 05/25/2036	2,356	1,904
0.354% due 06/25/2037	15	13
0.354% due 04/25/2047	12,849	9,874
0.364% due 05/25/2035	256	215
0.364% due 07/25/2046	5,548	4,671
0.367% due 03/20/2046	2,587	1,934
0.367% due 05/20/2046	1,515	1,074
0.367% due 07/20/2046 ^	27,927	16,985
0.387% due 07/20/2035	103	89
0.404% due 09/25/2046 ^	947	256
0.404% due 10/25/2046 ^	288	111
0.414% due 07/25/2035	5,108	4,465
0.414% due 12/25/2035	1,700	1,508
0.414% due 07/25/2036	30,229	16,863
0.414% due 07/25/2046 ^	628	272
0.424% due 05/25/2036 ^	156	85
0.434% due 12/25/2035	42	38
0.434% due 02/25/2037	4,520	3,550
0.434% due 10/25/2046	11,000	7,651
0.444% due 11/25/2035	4,439	3,263
0.464% due 10/25/2035	5,901	4,738
0.484% due 09/25/2035	2,335	1,976
0.487% due 11/20/2035	35,987	28,825
0.504% due 09/25/2035	2,886	2,522
0.504% due 05/25/2036	6,158	4,047
0.504% due 06/25/2036	3,418	2,413
0.504% due 05/25/2037 ^	372	249
0.534% due 08/25/2036	3,636	3,612
0.604% due 08/25/2033	27	27
0.604% due 09/25/2034	68	69
0.624% due 09/25/2033	1,938	1,909
0.704% due 08/25/2034	68	63
0.704% due 10/25/2036 ^	6,000	4,407
0.734% due 06/25/2034	4,093	3,950
0.854% due 10/25/2035	3,074	2,463
0.954% due 12/25/2035	4,674	3,841
1.039% due 12/25/2035	999	777
1.091% due 08/25/2046	21,116	16,011
1.129% due 02/25/2036	876	775
1.154% due 08/25/2035	25,535	19,257
1.229% due 08/25/2035	346	237
1.254% due 02/25/2036 ^	9,614	7,935
1.454% due 10/25/2035	39,753	32,916
1.472% due 11/25/2035	1,916	1,489
1.529% due 08/25/2035	2,680	2,465
2.012% due 11/25/2035	831	663
2.668% due 02/25/2037 ^	40,206	35,486
4.886% due 10/25/2035 ^	1,960	1,637
5.000% due 01/25/2035	23	23
5.250% due 10/25/2033	8,162	8,467
5.250% due 06/25/2035 ^	1,304	1,199
5.345% due 11/25/2035 ^	1,943	1,590
5.500% due 06/25/2035	16,016	15,249
5.500% due 11/25/2035 ^	5,932	5,271
5.500% due 11/25/2035	10,676	9,268
5.500% due 12/25/2035	4,026	3,526

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.500% due 02/25/2036	$3,558	$3,135
5.750% due 03/25/2037 ^	1,977	1,670
5.750% due 07/25/2037	350	315
6.000% due 10/25/2032	345	338
6.000% due 10/25/2033	554	581
6.000% due 12/25/2033	13	14
6.000% due 02/25/2034	10	10
6.000% due 03/25/2035	462	395
6.000% due 03/25/2036	13,893	11,703
6.000% due 04/25/2036 ^	2,472	2,087
6.000% due 05/25/2036 ^	2,543	1,990
6.000% due 05/25/2036	2,909	2,301
6.000% due 06/25/2036	2,313	1,964
6.000% due 08/25/2036 ^	6,110	5,392
6.000% due 08/25/2036	3,240	2,912
6.000% due 11/25/2036 ^	152	129
6.000% due 01/25/2037	9,337	7,950
6.000% due 01/25/2037 ^	9,832	8,371
6.000% due 02/25/2037	1,018	844
6.000% due 02/25/2037 ^	11,919	9,127
6.000% due 03/25/2037 ^	3,943	3,240
6.000% due 04/25/2037	7,571	6,054
6.000% due 08/25/2037	7,433	6,057
6.000% due 08/25/2037 ^	10,244	9,238
6.250% due 12/25/2033	181	187
6.250% due 11/25/2036 ^	1,203	1,058
6.250% due 11/25/2036	4,878	4,028
6.250% due 08/25/2037 ^	4,974	4,121
6.500% due 05/25/2036 ^	4,993	4,139
6.500% due 09/25/2036	2,199	1,884
6.500% due 08/25/2037	12,077	8,788
6.500% due 09/25/2037	2,875	2,359
19.376% due 07/25/2035	2,601	3,503
Countrywide Home Loan Mortgage Pass-Through Trust
0.354% due 04/25/2046	11,557	9,213
0.384% due 05/25/2035	12,234	10,506
0.444% due 04/25/2035	17,220	14,904
0.454% due 05/25/2035	3,158	2,734
0.474% due 03/25/2035	434	363
0.484% due 02/25/2035	1,738	1,605
0.494% due 02/25/2035	361	323
0.494% due 03/25/2036	573	315
0.504% due 02/25/2036 ^	199	57
0.554% due 08/25/2018	365	355
0.654% due 10/25/2033	4,676	4,647
0.694% due 02/25/2035	583	551
0.694% due 03/25/2035	1,234	1,180
0.914% due 09/25/2034	26	25
1.091% due 04/25/2046 ^	10,291	5,815
1.933% due 06/19/2031	126	127
2.125% due 07/19/2031	26	26
2.255% due 07/25/2034	3,038	3,009
2.376% due 02/20/2036	39	31
2.417% due 02/20/2036	25,481	24,321
2.423% due 02/20/2036 ^	330	283
2.452% due 07/20/2034	1,046	1,041
2.490% due 06/20/2034	1,089	1,043
2.497% due 10/19/2032	55	48
2.498% due 11/25/2034	9,166	8,580
2.500% due 02/20/2035	16,607	16,152
2.518% due 04/20/2035	11	11
2.521% due 04/20/2036 ^	4,126	3,344
2.527% due 11/20/2034	438	417
2.563% due 11/20/2034	6,581	6,588
2.566% due 03/25/2037 ^	1,426	999
2.576% due 05/20/2036	2,914	2,331
2.585% due 12/19/2033	96	98
2.586% due 05/20/2036	24,156	19,387
2.618% due 04/20/2035	645	574
2.665% due 02/25/2047 ^	1,635	1,332
2.672% due 08/25/2034	5,807	5,495
2.672% due 09/25/2047 ^	4,670	3,959
2.675% due 11/19/2033	470	458
2.854% due 08/25/2034	284	264
4.500% due 09/25/2035	5,214	5,053
4.858% due 10/25/2035 ^	8,132	7,011
4.902% due 04/25/2035 ^	7,650	6,883
5.026% due 01/20/2035	2,462	2,448
5.050% due 10/20/2035	1,950	1,646
5.067% due 02/20/2036 ^	486	434
5.500% due 12/25/2034	14,855	15,880
5.500% due 01/25/2035	851	900
5.500% due 03/25/2035	5,235	5,437
5.500% due 05/25/2035	6,306	6,358
5.500% due 09/25/2035	8,948	8,720
5.500% due 09/25/2035 ^	5,207	5,225
5.500% due 10/25/2035	10,081	9,543
5.500% due 10/25/2035 ^	1,899	1,857
5.500% due 11/25/2035	1,869	1,836
5.500% due 11/25/2035 ^	16,217	15,536
5.500% due 04/25/2038	7,570	7,655
5.750% due 12/25/2035 ^	267	251

See Accompanying Notes	13

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.750% due 02/25/2037 ^		$3,829	$3,510
5.750% due 07/25/2037		2,124	2,060
6.000% due 05/25/2036		5,089	4,712
6.000% due 12/25/2036		429	382
6.000% due 02/25/2037		48,415	46,452
6.000% due 03/25/2037 ^		1,594	1,476
6.000% due 07/25/2037		2,372	2,164
6.000% due 08/25/2037		15,541	14,271
6.000% due 09/25/2037		1,176	1,142
6.250% due 09/25/2036		2,759	2,479
6.250% due 09/25/2036 ^		11,260	10,120
Countrywide Home Loan Reperforming Trust
0.494% due 06/25/2035		4,987	4,506
6.500% due 01/25/2034		560	582
6.500% due 11/25/2034		1,925	1,945
7.500% due 11/25/2034		1,000	1,056
7.500% due 06/25/2035		2,727	2,830
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		132,797	143,039
5.383% due 02/15/2040		4,026	4,345
5.448% due 01/15/2049		72	72
5.460% due 09/15/2039		68,100	73,620
5.467% due 09/15/2039		27,521	29,861
5.678% due 06/15/2039		3,169	3,457
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032		616	584
0.894% due 06/25/2034		1,040	1,017
1.304% due 09/25/2034		4,049	3,370
1.928% due 10/25/2033		100	100
2.256% due 06/25/2033		85	84
2.277% due 06/25/2032		44	33
2.312% due 07/25/2033		5,128	5,168
2.564% due 09/25/2034		3,753	3,812
2.575% due 08/25/2033		585	581
2.577% due 05/25/2034		5,169	5,171
4.829% due 06/25/2032		22	22
4.832% due 04/15/2037		10,553	10,873
5.100% due 08/15/2038		199	207
5.104% due 08/15/2038		233	241
5.500% due 09/25/2035		10,652	10,355
5.500% due 10/25/2035		3,216	3,162
6.000% due 11/25/2035 ^		50	42
6.500% due 04/25/2033		988	1,003
7.500% due 05/25/2032		115	119
7.500% due 12/25/2032		3	3
Credit Suisse Mortgage Capital Certificates
0.325% due 10/15/2021		4,608	4,590
0.385% due 10/15/2021		9,939	9,873
2.346% due 04/26/2038		2,500	2,463
4.853% due 04/28/2037		11,883	7,580
4.889% due 07/27/2037		20,229	14,877
4.930% due 11/26/2035		3,993	4,138
5.383% due 02/15/2040		273	289
5.467% due 09/16/2039		23,418	25,329
5.467% due 12/16/2043		42,698	46,181
5.509% due 04/15/2047		40,150	42,963
5.598% due 06/10/2049		35,315	37,718
5.695% due 09/15/2040		21,700	23,610
5.776% due 12/16/2049		116,177	127,225
CSAB Mortgage-Backed Trust
5.684% due 12/25/2036		2,502	1,634
5.720% due 09/25/2036		2,583	1,975
6.172% due 06/25/2036 ^		3,921	2,594
CSMC Mortgage-Backed Trust
5.579% due 04/25/2037 ^		1,643	988
5.863% due 02/25/2037 ^		4,260	2,312
6.000% due 07/25/2036		2,465	1,976
6.000% due 04/25/2037		3,025	2,733
7.000% due 08/25/2037		10,567	7,047
DBRR Trust
0.946% due 09/25/2045		93	93
DBUBS Mortgage Trust
3.386% due 07/10/2044		49,700	51,946
3.642% due 08/10/2044		530	558
3.742% due 11/10/2046		457	478
4.528% due 11/10/2046		300	325
Deco Pan Europe PLC
0.570% due 01/27/2018	EUR	6,855	9,431
Deco UK PLC
0.680% due 01/27/2020	GBP	10,720	17,533
Deutsche ALT-A Securities, Inc.
0.254% due 08/25/2037		$14,800	10,378
0.274% due 08/25/2036		8,853	6,722
0.294% due 08/25/2037		62,428	50,371
0.294% due 07/25/2047		28,464	24,340
0.304% due 02/25/2047		11,941	8,661
0.334% due 06/25/2037 ^		36,836	29,226
0.354% due 02/25/2047		14,139	11,497
0.484% due 02/25/2036		32,662	22,769
2.929% due 10/25/2035		3,553	3,342
5.000% due 10/25/2018		145	150
5.028% due 10/25/2035		7,684	6,747
5.500% due 12/25/2035 ^		2,828	2,432

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Deutsche ALT-B Securities, Inc.
0.254% due 10/25/2036 ^		$19	$11
5.869% due 10/25/2036 ^		2,279	1,771
5.886% due 10/25/2036 ^		2,279	1,773
6.005% due 10/25/2036 ^		1,711	1,339
6.250% due 07/25/2036 ^		2,414	1,770
Deutsche Mortgage Securities, Inc.
5.229% due 06/26/2035		14,171	14,231
DLJ Mortgage Acceptance Corp.
6.502% due 08/01/2021		107	86
Downey Savings & Loan Association Mortgage Loan Trust
0.336% due 04/19/2047 ^		2,150	489
0.976% due 09/19/2044		198	194
2.630% due 07/19/2044		54	54
Drexel Burnham Lambert CMO Trust
9.500% due 11/20/2017		2	2
EMF-NL BV
2.290% due 10/17/2041	EUR	26,283	37,356
EMF-NL Prime BV
1.090% due 04/17/2041		9,392	11,445
Eurosail PLC
1.790% due 10/17/2040		4,135	5,693
Extended Stay America Trust
2.958% due 12/05/2031		$300	299
First Horizon Alternative Mortgage Securities
0.524% due 02/25/2037		53	34
0.654% due 06/25/2035		8,708	7,460
2.188% due 08/25/2034		1,352	1,333
2.196% due 01/25/2037		15,207	12,743
2.207% due 06/25/2034		9,615	9,447
2.208% due 08/25/2035		4,814	4,340
2.226% due 04/25/2035		3,984	3,962
2.231% due 06/25/2036		8,664	6,660
2.236% due 09/25/2035		7,872	6,946
2.279% due 03/25/2035		99	80
5.500% due 05/25/2035		6,175	6,005
5.500% due 06/25/2035		8,106	7,538
6.000% due 07/25/2036 ^		5,090	4,495
6.250% due 08/25/2037 ^		1,459	1,273
First Horizon Asset Securities, Inc.
5.500% due 12/25/2035 ^		216	211
First Horizon Mortgage Pass-Through Trust
0.424% due 02/25/2035		52	47
2.398% due 11/25/2037		11,107	9,493
2.496% due 06/25/2035		3,548	3,464
2.543% due 02/25/2034		67	66
2.548% due 06/25/2035		5,024	4,711
2.548% due 01/25/2037 ^		144	125
2.565% due 08/25/2034		1,542	1,557
2.576% due 04/25/2035		6,504	6,531
2.583% due 10/25/2035		12,733	11,270
2.603% due 10/25/2035		2,754	2,715
2.613% due 08/25/2035		4,578	4,352
2.691% due 05/25/2035		1,214	1,119
4.921% due 11/25/2035		4,354	4,078
5.045% due 06/25/2035		10,586	10,271
5.071% due 10/25/2036		1,667	1,575
5.077% due 11/25/2034		6,569	6,760
5.250% due 05/25/2021		566	494
5.324% due 09/25/2035		7,600	7,564
5.500% due 01/25/2035		1,324	1,346
5.750% due 02/25/2036		1,494	1,473
6.250% due 11/25/2036		12,195	12,539
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		251	260
First Republic Bank Mortgage Pass-Through Certificates
0.634% due 06/25/2030		1,046	1,048
First Republic Mortgage Loan Trust
0.455% due 08/15/2032		266	252
0.505% due 11/15/2031		281	261
0.555% due 11/15/2032		45	43
0.655% due 11/15/2030		43	44
Fosse Master Issuer PLC
1.502% due 10/18/2054	EUR	4,391	6,088
1.602% due 10/18/2054		2,756	3,809
Four Times Square Trust Commercial Mortgage Pass-Through Certificates
5.401% due 12/13/2028		$200	226
FREMF Mortgage Trust
0.200% due 09/25/2043 (a)		1,114,194	10,557
3.883% due 01/25/2047		100	100
Fund America Investors Corp.
2.247% due 06/25/2023		9	9
GE Capital Commercial Mortgage Corp.
5.309% due 11/10/2045		978	982
GMAC Commercial Mortgage Securities, Inc.
5.301% due 08/10/2038		1,420	1,435
GMAC Mortgage Corp. Loan Trust
2.855% due 04/19/2036		11,489	10,292
2.966% due 06/25/2034		38	36
3.041% due 06/19/2035		547	536
3.057% due 06/25/2034		40	40
4.605% due 05/25/2035		4,659	4,476

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
GMAC Mortgage Securities, Inc.
7.430% due 12/01/2021		$76	$74
8.950% due 08/20/2017		16	17
Granite Master Issuer PLC
0.335% due 12/17/2054		3,187	3,159
0.337% due 12/20/2054		95	94
0.357% due 12/20/2054		43,684	43,296
0.414% due 12/20/2054	EUR	7,625	10,443
0.417% due 12/20/2054		$2,725	2,702
0.430% due 12/17/2054	EUR	1,189	1,629
0.434% due 12/20/2054		11,890	16,292
0.454% due 12/20/2054		11,117	15,239
0.674% due 12/20/2054	GBP	1,807	2,991
0.702% due 12/17/2054		15,514	25,685
0.704% due 12/20/2054		39,713	65,752
0.724% due 12/20/2054		28,156	46,629
0.804% due 12/20/2054		13,525	22,427
Granite Mortgages PLC
0.803% due 06/20/2044		8,836	14,709
0.843% due 03/20/2044		332	552
0.843% due 06/20/2044		9,650	16,140
0.883% due 09/20/2044		2,087	3,479
0.900% due 01/20/2044		3,407	5,673
Great Hall Mortgages PLC
0.365% due 06/18/2039		$33,826	32,135
0.433% due 03/18/2039	EUR	2,792	3,653
0.650% due 03/18/2039	GBP	81,345	128,849
0.660% due 06/18/2039		21,957	34,634
Greenpoint Mortgage Funding Trust
0.354% due 10/25/2046		$831	529
0.354% due 12/25/2046 ^		715	369
0.374% due 06/25/2045		1,037	924
0.424% due 04/25/2036 ^		156	50
0.424% due 11/25/2045		553	433
0.494% due 10/25/2046		741	328
Greenwich Capital Commercial Funding Corp.
4.569% due 08/10/2042		620	619
4.799% due 08/10/2042		2,700	2,746
5.224% due 04/10/2037		64,453	67,610
5.381% due 03/10/2039		7,903	8,032
5.444% due 03/10/2039		84,441	92,627
GS Mortgage Securities Trust
2.943% due 02/10/2046		370	356
2.999% due 08/10/2044		30	31
3.679% due 08/10/2043		314	331
4.040% due 07/10/2046		400	420
4.243% due 08/10/2046		80	85
4.761% due 07/10/2039		9,810	10,105
5.396% due 08/10/2038		22	22
5.506% due 04/10/2038		3	3
5.553% due 04/10/2038		70	75
GSMPS Mortgage Loan Trust
0.504% due 03/25/2035		3,220	2,839
0.504% due 09/25/2035		8,941	7,701
7.500% due 06/25/2043		4,348	4,743
GSR Mortgage Loan Trust
0.454% due 07/25/2035		376	312
0.504% due 01/25/2034		152	141
1.860% due 03/25/2033		34	33
1.890% due 04/25/2032		146	135
2.451% due 06/25/2034		762	766
2.554% due 11/25/2035 ^		5,768	4,906
2.585% due 04/25/2036		147	139
2.593% due 12/25/2034		4,258	4,205
2.595% due 04/25/2035		4,866	4,843
2.617% due 11/25/2035		29,031	28,413
2.618% due 04/25/2035		11,553	11,564
2.622% due 01/25/2036 ^		303	280
2.628% due 03/25/2037 ^		12,428	10,081
2.651% due 09/25/2035		80,332	81,326
2.655% due 07/25/2035		9,695	9,161
2.666% due 04/25/2035		646	627
2.679% due 09/25/2035		200	198
2.744% due 05/25/2035		25,915	24,022
2.761% due 12/25/2034		33	30
2.769% due 05/25/2034		2,323	2,321
2.800% due 01/25/2035		4,830	4,893
5.000% due 05/25/2036		1,924	1,869
5.000% due 05/25/2037		18	17
5.021% due 11/25/2035		67,003	66,532
5.215% due 07/25/2035		2,867	2,870
5.377% due 05/25/2035		5,409	5,443
5.500% due 06/25/2035		8,000	8,438
5.500% due 07/25/2035		863	869
5.500% due 06/25/2036		4,943	4,679
5.500% due 01/25/2037		10,383	10,393
5.750% due 02/25/2036		2,583	2,625
5.750% due 02/25/2037		5,342	5,209
6.000% due 08/25/2021		387	387
6.000% due 03/25/2032		17	18
6.000% due 11/25/2035 ^		25,411	22,976
6.000% due 02/25/2036		13,626	12,735
6.000% due 01/25/2037		10,868	10,208

14	See Accompanying Notes

March 31, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.000% due 03/25/2037		$15,848	$14,377
6.000% due 05/25/2037		7,975	7,578
6.000% due 07/25/2037		824	756
6.250% due 09/25/2036		1,892	1,714
6.500% due 09/25/2036		6,177	5,448
HarborView Mortgage Loan Trust
0.286% due 03/19/2037		18,724	15,630
0.306% due 01/25/2047		5,012	4,012
0.336% due 07/19/2046		36,207	25,670
0.346% due 09/19/2037		24,395	19,680
0.346% due 01/19/2038		8,292	7,029
0.348% due 07/21/2036		4,007	3,259
0.356% due 09/19/2046		6,853	5,352
0.366% due 11/19/2036		158	119
0.376% due 05/19/2035		2,436	2,135
0.396% due 06/19/2035		2,304	2,022
0.396% due 03/19/2036		12,507	9,169
0.436% due 02/19/2036		11,737	9,212
0.456% due 04/19/2034		1,530	1,444
0.466% due 11/19/2035		20,724	17,905
0.476% due 01/19/2035		2,818	2,520
0.497% due 06/20/2035		5,469	5,188
0.506% due 01/19/2035		5,377	4,012
0.716% due 06/19/2034		1,275	1,207
0.876% due 01/19/2035		619	587
0.896% due 02/19/2034		3	3
0.956% due 11/19/2034		217	166
1.154% due 10/25/2037		2,911	2,695
2.414% due 06/19/2034		5,083	5,101
2.468% due 04/19/2034		54	54
2.492% due 05/19/2033		68	69
2.536% due 06/19/2036		9,888	7,048
2.618% due 06/19/2045		18,828	12,701
2.717% due 12/19/2035 ^		5,837	5,428
2.732% due 07/19/2035		112	99
2.733% due 07/19/2035		793	694
2.778% due 06/19/2036 ^		6,356	4,359
4.897% due 08/19/2036 ^		2,550	2,345
Hercules Eclipse PLC
0.760% due 10/25/2018	GBP	24,425	39,390
Holmes Master Issuer PLC
1.632% due 10/15/2054	EUR	85,159	117,659
1.682% due 10/15/2054		58	80
HomeBanc Mortgage Trust
0.334% due 12/25/2036		$6,004	5,237
0.414% due 01/25/2036		4,789	4,056
0.424% due 10/25/2035		54,162	48,356
0.894% due 12/25/2034		6,684	6,338
1.014% due 08/25/2029		3,402	3,220
2.444% due 04/25/2037 ^		3,897	2,275
5.480% due 04/25/2037 ^		6,399	5,224
Homestar Mortgage Acceptance Corp.
0.604% due 07/25/2034		3,890	3,846
HSI Asset Securitization Corp. Trust
0.374% due 11/25/2035		22,303	13,874
Impac CMB Trust
0.794% due 10/25/2033		256	256
0.894% due 11/25/2034		2,653	2,519
0.916% due 10/25/2033		44	42
0.934% due 10/25/2034		1,270	1,184
1.154% due 07/25/2033		995	919
4.613% due 09/25/2034		371	376
Impac Secured Assets Trust
0.324% due 01/25/2037		15,840	12,951
0.954% due 11/25/2034		876	860
3.022% due 07/25/2035		1,648	1,369
IndyMac Adjustable Rate Mortgage Trust
1.717% due 01/25/2032		78	75
1.751% due 01/25/2032		492	475
2.197% due 08/25/2031		412	416
IndyMac Mortgage Loan Trust
0.294% due 04/25/2037		10,593	9,982
0.314% due 04/25/2037		3,301	2,867
0.334% due 02/25/2037		27,541	19,974
0.334% due 07/25/2047		12,691	9,271
0.344% due 04/25/2037		1,574	1,131
0.344% due 09/25/2046		21,069	18,110
0.354% due 11/25/2046		845	503
0.354% due 06/25/2047		11,185	8,677
0.364% due 04/25/2046		7,269	5,799
0.364% due 05/25/2046		184	158
0.384% due 04/25/2035		421	346
0.394% due 04/25/2035		1,825	1,682
0.394% due 07/25/2035		3,615	3,304
0.394% due 06/25/2037		12,770	11,303
0.454% due 07/25/2035		21,008	18,491
0.454% due 11/25/2035 ^		931	565
0.454% due 06/25/2037 ^		1,508	742
0.934% due 05/25/2034		13	12
0.954% due 11/25/2034		77	67
0.974% due 11/25/2034		2,244	1,780
2.344% due 01/25/2036		9,711	7,809
2.373% due 06/25/2037		10,548	5,584

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.397% due 08/25/2035	$106	$93
2.434% due 07/25/2037	2,128	1,346
2.457% due 01/25/2036	15,489	14,485
2.518% due 12/25/2034	2,123	1,989
2.522% due 03/25/2036	4,976	3,692
2.528% due 02/25/2035	725	615
2.531% due 10/25/2034	5,148	5,058
2.545% due 04/25/2037	11,652	8,880
2.559% due 01/25/2036	1,223	1,011
2.569% due 01/25/2035	188	177
2.644% due 06/25/2035 ^	1,675	1,404
2.723% due 04/25/2037 ^	24,511	18,280
2.884% due 05/25/2036	5,075	3,768
4.532% due 06/25/2036	4,957	4,759
4.608% due 09/25/2035	2,202	1,967
4.608% due 09/25/2035 ^	463	25
4.631% due 08/25/2035	17,319	14,566
4.631% due 08/25/2035 ^	969	815
4.800% due 10/25/2035	1,014	885
5.150% due 08/25/2036	2,924	2,884
5.429% due 08/25/2037	18,355	16,950
6.250% due 11/25/2037 ^	2,204	1,952
Jamaica Housing Development AID Bond
0.575% due 10/01/2018	3,226	3,075
JPMorgan Alternative Loan Trust
0.264% due 09/25/2036 ^	7,636	6,105
0.294% due 03/25/2037	2,662	1,922
0.324% due 08/25/2036	23,307	20,091
2.679% due 05/25/2037 ^	12,231	9,381
3.251% due 12/25/2036	24,441	19,549
3.298% due 11/25/2036 ^	2,900	2,354
4.593% due 05/26/2037	57,045	47,248
6.050% due 05/25/2036	2,490	2,238
JPMorgan Chase Commercial Mortgage Securities Trust
2.749% due 11/15/2043	565	581
3.341% due 07/15/2046	8,100	8,472
3.616% due 11/15/2043	400	424
3.673% due 02/15/2046	32,900	34,431
3.853% due 06/15/2043	23,956	24,642
4.106% due 07/15/2046	500	540
4.388% due 02/15/2046	700	762
4.657% due 01/15/2042	1,133	1,134
4.678% due 07/15/2042	4,068	4,115
4.918% due 10/15/2042	189	199
4.936% due 08/15/2042	199	207
5.038% due 03/15/2046	471	482
5.240% due 01/12/2043	24,984	26,454
5.269% due 12/15/2044	1,785	1,808
5.335% due 08/12/2037	12,553	12,943
5.336% due 05/15/2047	173,448	189,590
5.399% due 05/15/2045	2,215	2,401
5.420% due 01/15/2049	73,659	80,891
5.440% due 06/12/2047	4,130	4,539
5.681% due 02/12/2049	2,519	2,674
5.698% due 02/12/2049	79,566	88,304
5.815% due 06/15/2049	3,500	3,876
5.845% due 04/15/2045	43,365	47,284
5.882% due 02/15/2051	33,040	36,900
JPMorgan Mortgage Trust
1.990% due 11/25/2033	33	33
1.990% due 02/25/2034	1,179	1,179
2.486% due 10/25/2035	1,515	1,298
2.497% due 07/27/2037	22,781	19,728
2.517% due 08/25/2035	11,004	11,085
2.539% due 10/25/2035	3,746	3,302
2.545% due 04/25/2036	8,965	8,694
2.557% due 02/25/2036	230	226
2.574% due 10/25/2036	56,672	48,592
2.593% due 10/25/2035	26,910	26,985
2.604% due 10/25/2035	26,431	26,281
2.618% due 07/25/2035	2,628	2,644
2.629% due 06/25/2035	985	971
2.629% due 02/25/2036	42,171	37,814
2.634% due 10/25/2036	8,770	7,438
2.663% due 07/25/2035	2,818	2,827
2.666% due 08/25/2036	7,549	6,485
2.671% due 07/25/2035	4,418	4,415
2.686% due 07/25/2035	4,916	4,952
2.729% due 05/25/2036	8,396	7,743
2.736% due 07/25/2035	1,875	1,907
2.743% due 08/25/2035 ^	6,190	5,903
2.755% due 07/25/2035	16,692	16,710
2.776% due 07/25/2035	7,627	7,780
2.785% due 08/25/2035	3,555	3,522
3.115% due 04/25/2035	484	496
3.319% due 02/25/2035	4,142	4,287
4.863% due 04/25/2037	1,049	974
5.000% due 08/25/2020	5,232	5,424
5.009% due 06/25/2035	9,811	9,904
5.054% due 06/25/2035	13,530	13,716
5.081% due 11/25/2035	7,359	7,111
5.108% due 04/25/2036	10,305	9,567

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.137% due 09/25/2035		$1,249	$1,275
5.219% due 07/25/2035		1,141	1,177
5.500% due 03/25/2022		1,535	1,527
5.500% due 07/25/2036		2,420	2,206
5.531% due 10/25/2036		303	282
5.750% due 01/25/2036 ^		5,988	5,613
6.000% due 01/25/2036		16,384	14,548
6.000% due 04/25/2036		1,271	1,285
6.000% due 01/25/2037 ^		31,542	27,143
6.500% due 07/25/2036		6,357	5,591
6.500% due 08/25/2036 ^		1,568	1,407
JPMorgan Resecuritization Trust
2.193% due 05/27/2037		10,829	9,623
2.685% due 05/27/2036		6,596	6,519
Lanark Master Issuer PLC
1.636% due 12/22/2054		3,710	3,775
Lavender Trust
6.250% due 10/26/2036		11,673	10,441
LB Commercial Mortgage Trust
6.720% due 10/15/2032		1,261	1,312
LB Mortgage Trust
8.562% due 01/20/2017		1,768	1,786
LB-UBS Commercial Mortgage Trust
4.568% due 01/15/2031		49	51
4.739% due 07/15/2030		179	184
4.742% due 02/15/2030		37	38
5.300% due 11/15/2038		375	389
5.430% due 02/15/2040		32,118	35,432
5.858% due 07/15/2040		84	91
5.866% due 09/15/2045		37,448	42,369
Leek Finance Ltd.
0.454% due 12/21/2038		192	199
Lehman Mortgage Trust
0.474% due 08/25/2036 ^		18,139	13,302
0.804% due 06/25/2037		1,564	1,209
5.000% due 12/25/2035 ^		1,124	1,075
5.500% due 01/25/2036		2,406	2,076
5.572% due 01/25/2036		10,200	9,521
5.764% due 12/25/2035		11,566	10,436
6.000% due 09/25/2036		4,461	3,695
6.258% due 04/25/2036		2,088	1,977
Lehman XS Trust
0.274% due 07/25/2037		11,080	7,818
0.314% due 03/25/2047		14,506	10,764
0.324% due 12/25/2036 ^		3,189	2,313
0.344% due 11/25/2046		510	420
0.354% due 08/25/2046		27,125	22,831
0.384% due 04/25/2046		27,299	21,075
0.414% due 02/25/2046		5,683	4,254
0.424% due 12/25/2035		111	105
1.054% due 08/25/2047		18,269	13,240
Luminent Mortgage Trust
0.314% due 11/25/2036 ^		518	427
0.324% due 12/25/2036		15,958	12,422
0.334% due 12/25/2036		5,581	4,098
0.354% due 02/25/2046		121	89
0.354% due 10/25/2046		5,395	4,767
0.394% due 04/25/2036		23,010	15,415
Mall Funding PLC
1.201% due 04/22/2017	GBP	8,700	14,481
MASTR Adjustable Rate Mortgages Trust
0.364% due 04/25/2046		$9,585	7,257
0.364% due 05/25/2047		2,981	2,396
0.394% due 05/25/2037		1,771	1,193
0.454% due 05/25/2047 ^		882	435
2.227% due 07/25/2035		2,859	2,493
2.397% due 05/25/2034		295	292
2.500% due 10/25/2032		997	1,005
2.626% due 03/25/2035		985	883
2.629% due 12/25/2034		11,311	11,407
2.649% due 11/21/2034		31,202	31,991
2.832% due 12/25/2033		291	293
3.029% due 10/25/2034		5,869	5,491
MASTR Alternative Loan Trust
0.554% due 03/25/2036		9,190	2,610
MASTR Asset Securitization Trust
5.500% due 09/25/2033		1,064	1,111
5.750% due 05/25/2036		16,626	16,546
MASTR Reperforming Loan Trust
0.514% due 07/25/2035		5,565	4,872
7.000% due 08/25/2034		3,589	3,719
7.000% due 05/25/2035		1,024	972
MASTR Seasoned Securitization Trust
6.196% due 09/25/2017		1,742	1,806
6.500% due 08/25/2032		9,523	10,681
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.595% due 12/15/2030		1,491	1,418
0.635% due 06/15/2030		9,001	8,852
0.855% due 11/15/2031		5,695	5,716
0.895% due 09/15/2030		1,630	1,618
1.015% due 08/15/2032		205	192
1.035% due 11/15/2031		111	91
2.609% due 10/20/2029		3,198	3,248

See Accompanying Notes	15

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Merrill Lynch Alternative Note Asset Trust
0.264% due 03/25/2037	$1,418	$608
0.324% due 02/25/2037	6,091	5,592
0.454% due 03/25/2037	3,753	1,643
2.827% due 06/25/2037 ^	2,819	1,879
6.000% due 05/25/2037	5,863	4,631
Merrill Lynch Floating Trust
0.692% due 07/09/2021	83,791	83,652
Merrill Lynch Mortgage Investors Trust
0.364% due 02/25/2036	10,382	9,491
0.404% due 11/25/2035	2,747	2,599
0.404% due 08/25/2036	812	769
0.424% due 04/25/2035	1,857	1,789
0.434% due 08/25/2035	2,799	2,773
0.614% due 04/25/2029	299	287
0.654% due 05/25/2029	165	164
0.774% due 10/25/2028	155	153
0.814% due 06/25/2028	1,973	1,894
0.814% due 11/25/2029	599	577
0.832% due 04/25/2029	1,391	1,366
0.894% due 03/25/2028	114	112
0.934% due 03/25/2028	60	60
0.991% due 10/25/2028	88	86
1.052% due 11/25/2029	817	796
1.154% due 10/25/2035	1,714	1,629
1.834% due 12/25/2032	658	665
1.959% due 01/25/2029	440	447
2.127% due 04/25/2035	639	622
2.193% due 05/25/2033	6,227	6,037
2.219% due 02/25/2033	47	46
2.359% due 05/25/2036	10,491	10,461
2.379% due 02/25/2034	18	18
2.380% due 10/25/2035	14,121	14,376
2.382% due 12/25/2035	2,839	2,655
2.457% due 06/25/2035	21,982	21,567
2.457% due 02/25/2036	7,397	7,018
2.479% due 02/25/2035	15,102	15,050
2.490% due 08/25/2034	1,975	2,019
2.502% due 12/25/2035	2,756	2,618
2.547% due 12/25/2034	123	124
2.580% due 07/25/2035	1,100	981
2.617% due 09/25/2035	10,432	10,477
2.632% due 06/25/2037	2,305	2,213
2.960% due 05/25/2033	24	24
5.062% due 09/25/2035	31,629	30,539
5.250% due 08/25/2036	18,925	19,641
5.417% due 12/25/2035	7,442	7,054
6.720% due 11/15/2026	7	7
Merrill Lynch Mortgage Trust
4.949% due 07/12/2038	6,296	6,347
5.204% due 09/12/2042	27,661	28,284
5.841% due 06/12/2050	10,215	10,521
Merrill Lynch Mortgage-Backed Securities Trust
2.765% due 04/25/2037 ^	9,322	7,872
Merrill Lynch/Countrywide Commercial Mortgage Trust
0.618% due 12/12/2049 (a)	84,207	388
5.172% due 12/12/2049	7,165	7,723
5.414% due 07/12/2046	287	311
5.485% due 03/12/2051	34,620	38,174
5.700% due 09/12/2049	52,117	58,290
5.745% due 06/12/2050	29,150	32,297
5.894% due 08/12/2049	8,832	9,881
Morgan Stanley Bank of America Merrill Lynch Trust
2.918% due 02/15/2046	220	211
3.085% due 08/15/2046	620	644
4.083% due 07/15/2046	750	786
4.219% due 08/15/2046	580	613
Morgan Stanley Capital Trust
3.884% due 09/15/2047	2,010	2,100
4.700% due 07/15/2056	91	92
5.168% due 01/14/2042	132	135
5.208% due 11/14/2042	297	311
5.418% due 03/12/2044	696	739
5.439% due 02/12/2044	3,708	3,735
5.569% due 12/15/2044	26,700	28,961
5.577% due 04/12/2049	1,123	1,148
5.610% due 04/15/2049	9,579	9,732
5.649% due 12/15/2044	908	939
5.692% due 04/15/2049	58,600	64,875
5.852% due 12/12/2049	50	50
Morgan Stanley Dean Witter Capital, Inc. Trust
5.500% due 04/25/2017	5	5
Morgan Stanley Mortgage Loan Trust
0.414% due 03/25/2036	3,756	2,857
0.434% due 01/25/2036	23,072	17,412
0.444% due 12/25/2035	87	70
0.454% due 03/25/2035	73	67
0.464% due 01/25/2035	19	18
0.474% due 01/25/2035	9,450	8,745
1.054% due 02/25/2036	196	169
2.185% due 06/25/2036	3,142	2,973
2.323% due 07/25/2035	3,475	3,165
2.461% due 07/25/2035	1,331	1,220

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.467% due 06/25/2037		$1,139	$733
2.509% due 11/25/2037		22,309	17,885
2.843% due 09/25/2035		6,476	5,343
4.847% due 06/25/2036		21,463	15,509
5.701% due 02/25/2047		3,006	2,364
6.000% due 02/25/2036 ^		1,406	1,393
6.000% due 10/25/2037 ^		3,036	2,485
Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037		41,391	39,952
5.819% due 08/12/2045		122,103	135,396
5.819% due 08/15/2045		71,981	79,896
MortgageIT Trust
0.454% due 08/25/2035		7,831	7,391
0.544% due 02/25/2035		1,837	1,723
NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034		1,251	1,354
New York Mortgage Trust
2.676% due 05/25/2036		25,616	23,098
Newgate Funding PLC
0.903% due 12/15/2050	EUR	107,200	142,150
1.120% due 12/15/2050	GBP	5,655	9,444
Nomura Asset Acceptance Corp.
0.374% due 05/25/2035		$313	312
0.654% due 05/25/2035		4,000	2,500
2.499% due 10/25/2035		201	181
5.203% due 02/25/2036 ^		690	580
5.820% due 03/25/2047		1,952	1,999
6.138% due 03/25/2047		1,794	1,836
6.972% due 02/19/2030		1,532	1,527
Nomura Resecuritization Trust
0.599% due 08/27/2047		87,878	83,663
Ocwen Residential MBS Corp.
7.000% due 10/25/2040 ^		31	0
Pacific Collateralized Mortgage Obligation Trust
8.000% due 03/20/2018		5	5
Paine Webber CMO Trust
8.625% due 09/01/2018		0	1
Paragon Mortgages PLC
0.759% due 10/15/2041	GBP	2,319	3,533
0.881% due 05/15/2041		25,677	40,157
0.899% due 04/16/2035		5,777	9,110
Permanent Master Issuer PLC
1.982% due 07/15/2042	EUR	7,900	10,970
PHH Alternative Mortgage Trust
0.314% due 02/25/2037		$13,590	10,997
PNC Mortgage Acceptance Corp.
6.220% due 10/12/2033		136	135
Prime Mortgage Trust
0.554% due 02/25/2019		58	57
0.554% due 02/25/2034		3,756	3,551
0.654% due 02/25/2035		14,721	13,815
5.000% due 02/25/2019		2	2
Provident Funding Mortgage Loan Trust
2.489% due 04/25/2034		4,715	4,746
2.513% due 04/25/2034		1,197	1,210
2.601% due 10/25/2035		3,789	3,825
RBSSP Resecuritization Trust
0.376% due 10/27/2036		5,070	3,859
0.396% due 08/27/2037		7,478	5,291
0.426% due 09/27/2037		9,301	4,879
0.486% due 02/27/2037		5,936	4,672
3.000% due 06/26/2037		4,300	4,310
5.500% due 02/26/2036		50	50
Regal Trust
2.284% due 09/29/2031		350	329
Resecuritization Mortgage Trust
0.404% due 04/26/2021		1	1
Residential Accredit Loans, Inc. Trust
0.254% due 05/25/2037		25,066	18,107
0.284% due 02/25/2037		22,523	18,841
0.294% due 01/25/2037		13,504	11,472
0.304% due 02/25/2037		5,620	4,266
0.304% due 02/25/2047		44,579	25,799
0.334% due 05/25/2036		29,807	23,348
0.334% due 09/25/2036		5,887	4,376
0.334% due 06/25/2046		104,007	46,761
0.339% due 12/25/2036		67	50
0.344% due 07/25/2036		7,362	5,517
0.344% due 08/25/2036		13,880	10,520
0.344% due 09/25/2036		122	91
0.344% due 12/25/2036		6,992	5,606
0.354% due 10/25/2046		20,196	13,190
0.354% due 05/25/2047		5,937	4,741
0.364% due 06/25/2037		3,863	2,892
0.364% due 04/25/2046		20,384	10,139
0.404% due 08/25/2037		8,217	6,020
0.424% due 02/25/2046		3,611	2,337
0.454% due 08/25/2035		909	721
0.456% due 01/25/2035		143	139
0.459% due 09/25/2046		358	101
0.484% due 03/25/2037		2,100	799
0.554% due 01/25/2033		16	16
0.554% due 08/25/2036		337	223
0.554% due 11/25/2036 ^		3,479	2,107
0.694% due 03/25/2034		1,698	1,616

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.804% due 07/25/2033		$129	$124
0.929% due 09/25/2046 ^		6,428	4,205
1.491% due 09/25/2045		782	643
3.002% due 04/25/2035		9,587	9,469
3.202% due 08/25/2035 ^		1,654	962
3.506% due 09/25/2035 ^		1,700	1,335
3.550% due 02/25/2036 ^		1,738	1,264
3.575% due 12/25/2035		24,297	20,122
3.728% due 01/25/2036 ^		17,316	13,241
5.250% due 09/25/2020		16,134	16,116
5.500% due 06/25/2034		5,976	6,078
5.750% due 01/25/2034		5,913	6,176
6.000% due 06/25/2036		108	87
6.000% due 08/25/2036 ^		4,521	3,546
6.000% due 08/25/2036		4,915	3,854
6.000% due 09/25/2036 ^		4,577	3,574
6.000% due 09/25/2036		4,005	3,128
6.000% due 11/25/2036 ^		4,636	3,545
6.250% due 03/25/2037 ^		3,871	2,756
6.500% due 09/25/2037 ^		4,323	3,396
Residential Asset Mortgage Products Trust
8.500% due 10/25/2031		411	458
Residential Asset Securitization Trust
0.554% due 01/25/2046 ^		19,461	10,782
0.604% due 12/25/2036 ^		703	268
0.654% due 03/25/2035		15,038	11,924
5.000% due 08/25/2019		2,562	2,644
5.500% due 08/25/2034		169	172
5.500% due 06/25/2035		1,100	994
5.750% due 02/25/2036 ^		1,492	1,282
6.000% due 03/25/2037 ^		2,689	2,098
6.000% due 04/25/2037		583	519
6.000% due 05/25/2037 ^		395	361
6.250% due 08/25/2036		235	222
6.250% due 10/25/2036 ^		754	680
6.250% due 11/25/2036		2,967	2,303
6.500% due 08/25/2036		1,923	1,327
6.500% due 09/25/2036		1,981	1,511
Residential Funding Mortgage Securities, Inc. Trust
0.554% due 07/25/2018		59	58
2.845% due 11/25/2035		1,901	1,670
3.068% due 09/25/2035 ^		216	180
3.207% due 02/25/2036 ^		6,237	5,609
3.408% due 02/25/2037		6,973	5,543
4.007% due 07/27/2037		20,844	17,518
5.250% due 07/25/2035		4,724	4,905
5.364% due 06/25/2035		2,261	2,233
5.500% due 12/25/2034		1,600	1,687
6.000% due 06/25/2036 ^		3,820	3,610
6.000% due 07/25/2036 ^		4,385	4,055
6.000% due 10/25/2036		19,037	16,910
6.000% due 06/25/2037		1,983	1,818
6.500% due 03/25/2032		244	258
ResLoc UK PLC
0.741% due 12/15/2043	GBP	4,514	6,713
RMAC Securities PLC
0.457% due 06/12/2044	EUR	3,313	4,301
0.671% due 06/12/2044	GBP	49,905	77,840
Royal Bank of Scotland Capital Funding Trust
5.223% due 08/16/2048		$47,976	51,240
5.331% due 02/16/2044		20,420	22,081
5.336% due 05/16/2047		29,124	31,322
5.420% due 01/16/2049		28,804	30,714
5.467% due 09/16/2039		8,017	8,662
5.692% due 04/16/2049		26,300	28,403
5.695% due 09/16/2040		7,500	8,134
5.953% due 02/16/2051		42,211	45,683
6.003% due 12/16/2049		37,000	40,076
6.068% due 09/17/2039		2,600	2,854
6.068% due 02/17/2051		10,000	10,048
Salomon Brothers Mortgage Securities, Inc.
0.654% due 05/25/2032		70	64
7.000% due 12/25/2018		49	53
Santa Barbara Savings and Loan Association
9.500% due 11/20/2018		55	58
Securitized Asset Sales, Inc.
2.361% due 11/26/2023		99	74
Sequoia Mortgage Trust
0.357% due 07/20/2036		5,531	5,117
0.367% due 06/20/2036		3,596	3,211
0.507% due 07/20/2033		371	372
0.817% due 06/20/2033		33	32
0.856% due 10/19/2026		237	234
0.879% due 05/20/2034		5,916	5,695
0.917% due 10/20/2027		154	147
0.935% due 02/20/2034		3,325	3,289
0.957% due 10/20/2027		2,037	1,992
0.990% due 09/20/2033		1,417	1,380
2.408% due 01/20/2047 ^		4,476	3,888
2.554% due 09/20/2046		9,766	8,339
2.635% due 04/20/2035		15,887	15,765
3.022% due 01/20/2047		6,269	5,660

16	See Accompanying Notes

March 31, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Silenus European Loan Conduit Ltd.
0.438% due 05/15/2019	EUR	10,048	$13,565
Structured Adjustable Rate Mortgage Loan Trust
0.374% due 05/25/2037		$251	184
0.374% due 06/25/2037		21,830	19,002
0.454% due 09/25/2034		3,411	3,034
0.454% due 10/25/2035		2,825	2,600
0.454% due 08/25/2036		13,017	10,032
0.474% due 10/25/2035		18,178	15,964
0.634% due 06/25/2035		441	440
1.526% due 01/25/2035		382	310
1.832% due 10/25/2037 ^		1,237	789
2.373% due 03/25/2034		3,880	3,888
2.376% due 12/25/2035		10,625	8,964
2.379% due 12/25/2034		197	196
2.379% due 06/25/2035		3,777	3,443
2.416% due 09/25/2034		55	56
2.436% due 05/25/2034		300	301
2.445% due 02/25/2034		3,889	3,961
2.451% due 07/25/2034		2,330	2,326
2.456% due 04/25/2035		7,441	7,132
2.464% due 04/25/2036		6,509	5,608
2.468% due 01/25/2035		1,996	1,865
2.469% due 11/25/2034		1,486	1,396
2.477% due 04/25/2034		5,442	5,476
2.481% due 08/25/2034		1,853	1,853
2.494% due 09/25/2035		4,329	3,933
2.496% due 01/25/2036 ^		2,530	2,443
2.502% due 03/25/2034		151	151
2.508% due 08/25/2035		95	89
2.531% due 05/25/2036		11,397	9,294
2.548% due 11/25/2035 ^		1,157	903
2.553% due 09/25/2034		1,923	1,935
2.578% due 02/25/2036 ^		24,689	20,739
2.655% due 09/25/2034		6,242	6,182
2.693% due 09/25/2036 ^		31,464	20,071
4.705% due 04/25/2036 ^		9,667	7,787
4.838% due 11/25/2036 ^		5,587	4,914
4.991% due 03/25/2036 ^		1,420	1,208
5.034% due 05/25/2036		4,771	4,495
5.050% due 01/25/2036 ^		26,837	20,813
5.177% due 07/25/2035 ^		10,134	8,933
5.424% due 09/25/2036 ^		2,763	2,755
5.507% due 02/25/2036 ^		2,010	1,653
Structured Asset Mortgage Investments Trust
0.274% due 08/25/2036		26,629	19,980
0.284% due 03/25/2037		4,593	3,537
0.324% due 03/25/2037 ^		713	189
0.344% due 06/25/2036		1,175	955
0.344% due 07/25/2046		41,837	33,830
0.354% due 05/25/2036		31,791	23,932
0.364% due 04/25/2036		1,263	944
0.364% due 08/25/2036		8,742	6,612
0.364% due 05/25/2046		209	153
0.374% due 05/25/2036		47	35
0.374% due 05/25/2046		14,612	8,288
0.374% due 09/25/2047		300	235
0.384% due 05/25/2045		1,201	1,073
0.406% due 07/19/2035		11,100	10,578
0.414% due 05/25/2046 ^		255	82
0.454% due 08/25/2036		1,087	402
0.464% due 12/25/2035		5,770	4,555
0.736% due 07/19/2034		27	27
0.816% due 09/19/2032		5,269	5,131
0.816% due 10/19/2034		865	830
0.856% due 03/19/2034		11	10
0.996% due 10/19/2033		1,055	980
1.529% due 12/25/2035		5,253	3,670
1.614% due 02/25/2036		20,275	17,074
9.702% due 06/25/2029		46	49
Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates
3.031% due 05/25/2022		507	526
Structured Asset Securities Corp.
2.646% due 10/28/2035		391	370
5.000% due 05/25/2035		9,633	9,857
5.500% due 06/25/2035		4,010	3,972
5.750% due 02/25/2035		24,477	25,205
7.103% due 04/15/2027		31	31
7.500% due 10/25/2036 ^		4,482	4,179
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1.829% due 05/25/2032		190	187
2.125% due 07/25/2032		551	533
2.227% due 01/25/2032		888	824
2.352% due 06/25/2033		65	65
2.369% due 03/25/2033		1,655	1,643
2.388% due 01/25/2034		6,001	5,928

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.515% due 06/25/2033		$3,885	$3,932
2.516% due 02/25/2032		922	901
2.689% due 11/25/2033		281	278
5.830% due 06/25/2034		220	224
Structured Mortgage Asset Residential Trust
6.950% due 07/25/2024		29	30
Suntrust Adjustable Rate Mortgage Loan Trust
2.756% due 02/25/2037 ^		1,470	1,255
2.768% due 01/25/2037 ^		11,963	11,417
2.852% due 04/25/2037 ^		1,843	1,543
Suntrust Alternative Loan Trust
0.804% due 12/25/2035 ^		12,538	9,780
5.750% due 12/25/2035 ^		8,242	7,553
6.000% due 04/25/2036		2,337	1,901
TBW Mortgage-Backed Trust
5.630% due 01/25/2037		1,081	717
5.970% due 09/25/2036		5,583	1,268
6.015% due 07/25/2037		2,080	1,572
6.500% due 07/25/2036		7,009	3,695
Thornburg Mortgage Securities Trust
0.854% due 12/25/2033		2,037	2,035
1.404% due 06/25/2047		45,906	40,941
1.454% due 03/25/2037		33,159	30,614
2.287% due 10/25/2043		780	785
2.321% due 09/25/2047 ^		106,228	94,376
5.249% due 07/25/2036		190,997	194,307
5.314% due 10/25/2046		284,336	293,776
5.750% due 06/25/2047		62,855	59,644
6.069% due 09/25/2037		9,542	9,394
Titan Europe PLC
0.802% due 10/23/2016	GBP	2,983	4,901
Wachovia Bank Commercial Mortgage Trust
0.235% due 06/15/2020		$2,666	2,643
0.330% due 06/15/2049		184,222	176,104
5.088% due 08/15/2041		7	7
5.118% due 07/15/2042		93	97
5.215% due 01/15/2041		155	155
5.342% due 12/15/2043		119,950	131,549
5.416% due 01/15/2045		16,615	17,863
5.509% due 04/15/2047		62,108	67,595
5.559% due 10/15/2048		153,490	167,959
5.719% due 06/15/2049		1,057	1,084
5.724% due 06/15/2049		49,237	54,351
5.953% due 02/15/2051		20,000	21,954
Wachovia Mortgage Loan Trust LLC
2.611% due 03/20/2037 ^		5,404	5,041
2.622% due 10/20/2035		145	144
2.641% due 08/20/2035		12,195	11,134
2.688% due 08/20/2035		14,538	14,161
5.413% due 10/20/2035		2,317	2,295
WaMu Mortgage Pass-Through Certificates
0.374% due 07/25/2046 ^		59	4
0.384% due 04/25/2045		5,154	4,840
0.414% due 11/25/2045		28,648	26,584
0.424% due 12/25/2045		1,314	1,237
0.434% due 11/25/2045		29,169	26,199
0.444% due 07/25/2045		578	541
0.444% due 10/25/2045		56,843	52,677
0.444% due 12/25/2045		25,251	23,407
0.464% due 01/25/2045		1,874	1,819
0.474% due 01/25/2045		4,794	4,542
0.474% due 07/25/2045		300	286
0.484% due 01/25/2045		6,883	6,437
0.514% due 11/25/2034		5,285	5,089
0.558% due 11/25/2034		1,805	1,710
0.564% due 11/25/2045		603	528
0.564% due 12/25/2045		536	477
0.608% due 06/25/2044		3,727	3,459
0.678% due 11/25/2034		877	802
0.829% due 02/25/2047		12,908	10,566
0.829% due 03/25/2047		32,801	26,556
0.869% due 01/25/2047		16,378	13,453
0.879% due 06/25/2047		9,991	8,914
0.889% due 04/25/2047		22,336	20,151
0.899% due 05/25/2047		25,499	22,420
0.939% due 12/25/2046		28,941	26,981
0.939% due 07/25/2047		910	792
0.949% due 12/25/2046		15,503	12,978
1.071% due 05/25/2046		19,582	18,480
1.111% due 06/25/2046		34,648	34,065
1.129% due 08/25/2046		361	312
1.135% due 02/25/2046		3,580	3,344
1.331% due 11/25/2042		646	626
1.531% due 06/25/2042		1,344	1,271
1.531% due 08/25/2042		613	583
1.862% due 01/25/2037 ^		8,575	7,545

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.034% due 02/27/2034	$6,694	$6,652
2.034% due 07/25/2047	7,456	5,306
2.051% due 12/25/2036 ^	5,564	4,831
2.081% due 04/25/2037	5,806	5,001
2.117% due 03/25/2033	34	34
2.197% due 06/25/2037	39,540	33,628
2.223% due 02/25/2037 ^	14,875	12,278
2.283% due 05/25/2046	1,791	1,573
2.284% due 07/25/2046	1,644	1,551
2.284% due 08/25/2046	965	881
2.284% due 09/25/2046	11,466	10,919
2.284% due 10/25/2046	20,262	18,505
2.284% due 11/25/2046	4,168	3,987
2.284% due 12/25/2046	14,032	13,224
2.324% due 12/25/2036 ^	20,127	17,953
2.324% due 02/25/2037 ^	19,532	16,512
2.343% due 03/25/2036	21,950	20,467
2.354% due 10/25/2035	2,680	2,605
2.355% due 09/25/2036 ^	13,439	12,016
2.359% due 12/25/2035	37,625	36,131
2.379% due 12/25/2035	22,320	20,718
2.397% due 08/25/2046	7,624	6,635
2.400% due 05/25/2035	77,784	75,527
2.403% due 04/25/2035	15,437	15,103
2.408% due 03/25/2034	1,287	1,298
2.410% due 08/25/2035	22,771	22,709
2.411% due 03/25/2035	5,053	5,026
2.415% due 08/25/2034	744	747
2.419% due 09/25/2033	1,837	1,881
2.420% due 09/25/2035	36,732	34,090
2.431% due 08/25/2036 ^	23,457	20,339
2.439% due 06/25/2034	63	64
2.443% due 09/25/2033	237	242
2.449% due 06/25/2033	5,918	6,026
2.451% due 02/25/2037 ^	33,897	29,921
2.466% due 03/25/2037	66,387	62,570
2.475% due 12/25/2035	4,782	4,479
2.496% due 01/25/2033	302	308
3.674% due 05/25/2037	267	222
4.157% due 12/25/2036 ^	25,437	23,191
4.163% due 03/25/2036	30,924	28,275
4.427% due 05/25/2037 ^	13,497	11,236
4.484% due 08/25/2036 ^	10,149	9,259
4.670% due 04/25/2037	3,097	2,891
4.686% due 02/25/2037	1,149	1,073
4.702% due 08/25/2036 ^	17,302	15,749
4.708% due 01/25/2036	13,567	12,632
4.730% due 07/25/2037 ^	835	774
5.159% due 08/25/2035	3,726	3,630
5.890% due 08/25/2046	22,313	20,434
6.000% due 07/25/2034	1,352	1,437
Washington Mutual Mortgage Loan Trust
1.328% due 05/25/2041	77	76
Washington Mutual MSC Mortgage Pass-Through Certificates
0.314% due 02/25/2037	28,752	19,720
0.394% due 01/25/2047 ^	9,402	6,240
0.604% due 04/25/2035	19,746	15,648
0.849% due 12/25/2046	40,725	25,244
0.899% due 04/25/2047 ^	533	112
1.099% due 05/25/2046	7,877	5,912
1.955% due 02/25/2031	3	3
2.066% due 02/25/2033	27	27
2.225% due 05/25/2033	135	135
2.391% due 06/25/2033	7,163	7,296
2.407% due 01/25/2035	595	596
5.500% due 07/25/2035	9,681	9,441
5.500% due 11/25/2035	1,948	1,726
5.500% due 06/25/2037 ^	3,961	3,758
6.000% due 04/25/2036	3,232	2,737
6.000% due 06/25/2037 ^	34,778	29,154
6.268% due 07/25/2036	1,886	1,051
6.449% due 07/25/2036	3,221	1,795
Wells Fargo Alternative Loan Trust
2.673% due 07/25/2037	3,735	3,015
6.250% due 11/25/2037 ^	8,113	7,729
Wells Fargo Commercial Mortgage Trust
4.218% due 07/15/2046	400	422
4.393% due 11/15/2043	300	324
Wells Fargo Mortgage-Backed Securities Trust
0.654% due 07/25/2037	3,271	2,769
2.483% due 12/25/2033	2,139	2,150
2.490% due 06/25/2033	653	664
2.610% due 07/25/2036 ^	1,810	1,664
2.612% due 12/25/2034	1,569	1,609
2.612% due 07/25/2036 ^	43,567	42,300
2.612% due 10/25/2036 ^	13,480	12,886

See Accompanying Notes	17

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.613% due 03/25/2036	$12,294	$12,202
2.614% due 06/25/2035	6,559	6,660
2.614% due 03/25/2036	128,745	129,625
2.615% due 11/25/2034	1,492	1,526
2.615% due 12/25/2034	33	34
2.615% due 01/25/2035	14,865	14,821
2.615% due 03/25/2035	6,651	6,755
2.615% due 06/25/2035	2,225	2,241
2.615% due 03/25/2036	4,070	3,737
2.616% due 02/25/2034	3,613	3,690
2.616% due 04/25/2036	20,636	19,924
2.617% due 03/25/2035	1,423	1,395
2.618% due 12/25/2033	258	258
2.619% due 09/25/2033	244	249
2.622% due 05/25/2035	4,021	4,042
2.624% due 10/25/2035	25,959	25,295
2.624% due 04/25/2036	348	347
2.624% due 04/25/2036 ^	64	62
2.628% due 03/25/2036	6,193	5,891
2.629% due 10/25/2035	16,470	16,578
2.630% due 06/25/2034	5,930	6,049
2.634% due 06/25/2035	727	736
2.644% due 08/25/2033	398	410
2.738% due 09/25/2036 ^	6,458	6,087
4.710% due 07/25/2034	46	47
4.996% due 03/25/2036	29,232	29,770
5.000% due 03/25/2036	2,983	3,056
5.173% due 10/25/2035	31,012	30,954
5.250% due 01/25/2034	1,074	1,122
5.250% due 10/25/2035	4,408	4,642
5.347% due 03/25/2036	388	387
5.500% due 11/25/2035	455	471
5.500% due 01/25/2036	6,899	6,734
5.500% due 02/25/2037 ^	1,905	1,819
5.568% due 04/25/2036	19,384	18,740
5.673% due 04/25/2037	10,851	10,585
5.750% due 03/25/2036	7,769	7,979
5.750% due 02/25/2037	1,072	1,058
5.750% due 04/25/2037	7,289	7,024
6.000% due 06/25/2036 ^	8,609	8,540
6.000% due 08/25/2036	15,716	16,061
6.000% due 03/25/2037 ^	6,056	5,801
6.000% due 04/25/2037	5,107	4,908
6.000% due 04/25/2037 ^	2,689	2,585
6.000% due 07/25/2037	33,174	32,010
6.000% due 07/25/2037 ^	11,214	10,956
6.000% due 08/25/2037	24,123	23,667
6.250% due 07/25/2037	527	508
WFRBS Commercial Mortgage Trust
3.667% due 11/15/2044	201	207

Total Mortgage-Backed Securities (Cost $13,650,128)		14,855,692

ASSET-BACKED SECURITIES 2.8%
ACA CLO Ltd.
0.487% due 01/20/2021	7,970	7,943
0.489% due 07/25/2018	29,557	29,480
Academic Loan Funding Trust
0.954% due 12/27/2022	26,003	26,231
Access Group, Inc.
1.539% due 10/27/2025	44,233	44,669
Accredited Mortgage Loan Trust
0.284% due 02/25/2037	3,029	2,842
0.414% due 09/25/2036	13,457	10,146
0.474% due 12/25/2035	2,741	2,562
4.330% due 06/25/2033	3,933	3,521
4.980% due 10/25/2033	2,703	2,655
ACE Securities Corp. Home Equity Loan Trust
0.214% due 10/25/2036	23	8
0.294% due 07/25/2036	11,633	8,513
0.314% due 08/25/2036 ^	5,970	2,245
0.354% due 12/25/2036	29,311	12,768
0.374% due 08/25/2036 ^	7,671	2,918
0.454% due 02/25/2036	15,400	11,962
0.594% due 11/25/2035	12,800	10,184
0.704% due 12/25/2045	5,800	3,477
0.804% due 07/25/2035	2,718	2,289
0.834% due 09/25/2035	8,900	6,616
1.129% due 11/25/2033	3,586	3,352
Aegis Asset-Backed Securities Trust
0.584% due 12/25/2035	3,300	2,155
0.634% due 06/25/2035	3,500	2,289
1.654% due 03/25/2035 ^	9,500	8,354
AFC Home Equity Loan Trust
0.864% due 12/22/2027	2	2

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Alzette European CLO S.A.
0.553% due 12/15/2020		$410	$410
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.604% due 03/25/2035		1,970	1,947
0.674% due 05/25/2034		3,786	3,359
0.759% due 11/25/2034		573	569
1.024% due 07/25/2034		598	532
3.529% due 11/25/2032		6,877	6,821
5.444% due 11/25/2035		6,359	6,355
Amortizing Residential Collateral Trust
0.694% due 06/25/2032		233	216
0.734% due 07/25/2032		97	89
0.854% due 10/25/2031		137	123
Aquilae CLO PLC
0.637% due 01/17/2023	EUR	16,821	22,880
Argent Securities Trust
0.264% due 09/25/2036		$5,798	2,292
0.304% due 06/25/2036		24,481	9,478
0.304% due 07/25/2036		9,252	3,777
0.304% due 09/25/2036		8,993	3,568
0.344% due 03/25/2036		8,549	4,320
0.394% due 07/25/2036		8,481	3,503
0.424% due 05/25/2036		31,113	11,453
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.354% due 10/25/2035		638	636
0.474% due 01/25/2036		17,825	12,024
1.279% due 11/25/2034		3,522	3,032
Asset-Backed Funding Certificates Trust
0.314% due 01/25/2037		27,258	16,210
0.374% due 01/25/2037		11,835	7,092
0.464% due 12/25/2034		978	956
0.854% due 06/25/2034		1,889	1,770
1.014% due 12/25/2030		1,394	1,377
1.204% due 03/25/2034		6,084	4,786
1.249% due 05/25/2032		1,108	1,038
Asset-Backed Securities Corp. Home Equity Loan Trust
0.234% due 05/25/2037		320	204
0.384% due 11/25/2036		7,500	4,450
0.429% due 09/25/2034		1,212	1,205
0.604% due 11/25/2035		5,800	4,698
0.914% due 10/25/2034		1	1
0.964% due 06/25/2034		15,821	14,859
1.204% due 12/25/2034		9,936	8,854
1.505% due 04/15/2033		429	411
3.155% due 08/15/2033		1,253	1,129
Avenue CLO Ltd.
0.560% due 10/15/2023	EUR	6,899	9,173
Avoca CLO PLC
0.655% due 09/15/2021		28,497	38,760
Bear Stearns Asset-Backed Securities Trust
0.214% due 01/25/2037		$20	20
0.224% due 12/25/2036		896	888
0.264% due 11/25/2036		1,341	1,133
0.264% due 02/25/2037		12,183	11,241
0.304% due 06/25/2036		9,261	8,760
0.304% due 01/25/2037		3,509	3,476
0.314% due 01/25/2037		25,163	23,040
0.324% due 05/25/2036 ^		7,255	6,075
0.324% due 10/25/2036		15,920	15,101
0.324% due 12/25/2036		6,755	4,901
0.324% due 01/25/2037		16,221	10,921
0.334% due 04/25/2036		12,282	12,126
0.334% due 06/25/2047		10,622	10,252
0.344% due 01/25/2047		2,287	2,274
0.354% due 12/25/2036		22,549	21,088
0.354% due 04/25/2037		25,539	22,732
0.394% due 06/25/2047		7,500	6,247
0.434% due 02/25/2036		69	69
0.434% due 04/25/2036		6,724	6,246
0.474% due 01/25/2047		7,600	6,745
0.504% due 04/25/2037		10,800	4,737
0.554% due 11/25/2034		2,949	2,557
0.554% due 09/25/2046		5,144	4,161
0.794% due 12/25/2034		7	6
0.804% due 08/25/2035		7,000	6,418
0.814% due 10/25/2032		2,982	2,846
0.824% due 06/25/2035		14,000	10,857
0.854% due 11/25/2035		2,790	2,128
0.904% due 09/25/2035		7,067	6,718
0.954% due 10/27/2032		967	925
1.154% due 10/25/2037		489	456
1.154% due 11/25/2042		338	322
1.404% due 08/25/2037		16,847	14,795
2.800% due 06/25/2043		1,055	1,064
2.930% due 07/25/2036		217	208
2.958% due 10/25/2036		220	215

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.500% due 01/25/2034		$64	$67
5.750% due 11/25/2034		5,278	5,269
Berica Asset-Backed Security SRL
0.613% due 12/30/2055	EUR	41,474	56,239
BNC Mortgage Loan Trust
0.254% due 05/25/2037		$493	470
0.284% due 07/25/2037		6,209	5,640
Bumper S.A.
1.488% due 02/23/2023	EUR	181	251
Callidus Debt Partners CLO Fund Ltd.
0.498% due 04/17/2020		$5,931	5,923
0.987% due 01/21/2021		5,609	5,610
Carrington Mortgage Loan Trust
0.214% due 01/25/2037		1,797	1,299
0.314% due 10/25/2036		8,559	4,787
0.354% due 06/25/2037		682	669
0.394% due 06/25/2036		16,000	8,816
0.404% due 10/25/2036		10,028	5,660
0.414% due 02/25/2037		39,026	26,328
0.474% due 10/25/2035		2,109	2,103
0.534% due 12/25/2035 ^		21,844	20,288
0.614% due 06/25/2035		3,800	3,477
CDC Mortgage Capital Trust
0.949% due 07/25/2034		4,415	3,879
Centex Home Equity Loan Trust
5.590% due 10/25/2035		108	108
Chase Funding Trust
0.714% due 02/25/2033		47	44
0.794% due 08/25/2032		770	705
0.814% due 11/25/2032		22	21
0.894% due 10/25/2032		275	260
4.396% due 02/25/2030		12	12
4.499% due 11/25/2034		6	6
CIT Group Home Equity Loan Trust
1.204% due 09/25/2030		3,542	3,038
3.930% due 03/20/2032		432	440
CIT Mortgage Loan Trust
1.404% due 10/25/2037		607	606
Citibank Omni Master Trust
2.905% due 08/15/2018		88,040	88,904
4.900% due 11/15/2018		255,130	262,188
5.350% due 08/15/2018		25,000	25,460
Citigroup Mortgage Loan Trust, Inc.
0.214% due 07/25/2045		4,159	3,235
0.224% due 05/25/2037		5,213	3,891
0.304% due 10/25/2036		2,898	2,886
0.314% due 09/25/2036		6,867	3,516
0.324% due 07/25/2045		16,200	8,189
0.354% due 05/25/2037		8,000	4,053
0.404% due 08/25/2036		24,500	11,683
0.414% due 09/25/2036		5,165	2,707
0.414% due 07/25/2045		7,717	3,958
0.424% due 05/25/2037		17,700	9,721
0.554% due 11/25/2046		15,582	11,223
1.129% due 11/25/2034		17,023	15,960
5.764% due 01/25/2037		1,856	1,154
ColumbusNova CLO Ltd.
0.486% due 05/16/2019		2,878	2,852
Commercial Industrial Finance Corp.
0.497% due 05/10/2021		9,974	9,812
Concord Real Estate CDO Ltd.
0.434% due 12/25/2046		6,692	6,692
Conseco Finance Securitizations Corp.
6.030% due 03/01/2033		81	84
6.681% due 12/01/2033		196	198
7.490% due 07/01/2031		561	626
Conseco Financial Corp.
6.240% due 12/01/2028		227	234
6.870% due 04/01/2030		424	452
7.140% due 01/15/2029		23	24
7.290% due 03/15/2028		134	136
Cougar CLO PLC
0.639% due 07/15/2020	EUR	255	349
Countrywide Asset-Backed Certificates
0.274% due 06/25/2047		$22,704	22,278
0.284% due 06/25/2047		1,624	1,609
0.304% due 01/25/2037		12,839	11,439
0.304% due 02/25/2037		24,346	21,784
0.304% due 05/25/2037		49,458	41,459
0.304% due 01/25/2045		15,853	15,528
0.304% due 06/25/2047		61,150	45,807
0.314% due 01/25/2034		4,544	3,831
0.314% due 03/25/2037		13,203	11,482
0.314% due 01/25/2046		5,662	4,642
0.314% due 09/25/2046		7,782	6,257
0.324% due 05/25/2037		61,277	51,840

18	See Accompanying Notes

March 31, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.324% due 06/25/2047		$20,227	$17,273
0.334% due 08/25/2036		955	931
0.334% due 09/25/2036		3,580	3,475
0.344% due 06/25/2036		10,963	10,653
0.374% due 06/25/2037		11,000	5,200
0.374% due 09/25/2037		7,100	4,699
0.374% due 09/25/2047		64,600	48,183
0.394% due 03/25/2037		14,045	5,662
0.404% due 04/25/2036		12,691	12,300
0.404% due 05/25/2036		1,005	1,003
0.404% due 01/25/2046		4,400	2,365
0.424% due 01/25/2036		4,040	3,845
0.444% due 06/25/2036		13,440	10,632
0.444% due 07/25/2036		7,400	6,026
0.444% due 08/25/2036		12,797	9,873
0.454% due 06/25/2036		9,400	7,541
0.464% due 09/25/2037		7,200	2,658
0.494% due 04/25/2036		10,159	8,841
0.494% due 12/25/2036 ^		73	42
0.504% due 05/25/2036		33,100	31,166
0.524% due 11/25/2033		1	1
0.524% due 12/25/2034		3,649	3,439
0.539% due 11/25/2035		7,459	7,028
0.544% due 11/25/2034		2,652	2,585
0.554% due 08/25/2034		853	773
0.594% due 04/25/2036		4,500	3,450
0.604% due 11/25/2034		914	909
0.604% due 04/25/2036		5,000	4,252
0.614% due 11/25/2035		168	160
0.614% due 05/25/2036		7,300	5,988
0.634% due 12/25/2031		318	233
0.644% due 10/25/2035		5,610	5,537
0.644% due 02/25/2036		7,000	6,088
0.654% due 08/25/2047		30,948	30,353
0.684% due 05/25/2035		2,358	2,355
0.714% due 12/25/2035		3,000	2,762
0.754% due 07/25/2035		22,800	21,457
0.754% due 08/25/2035		5,158	4,907
0.804% due 07/25/2035		1,000	887
0.854% due 11/25/2035		2,000	1,591
0.894% due 05/25/2032		22	20
1.054% due 04/25/2035		3,500	2,699
1.129% due 11/25/2034		5,805	4,864
2.554% due 01/25/2034		20,669	16,199
4.679% due 04/25/2036		2,379	2,286
4.693% due 10/25/2035		8,678	8,660
4.740% due 10/25/2035		1,140	1,136
5.095% due 02/25/2036		11,000	8,897
5.103% due 05/25/2035		3,500	3,449
5.357% due 10/25/2046		42,249	37,011
5.378% due 07/25/2036		16,786	16,067
5.714% due 04/25/2047		10,126	7,646
Credit Suisse First Boston Mortgage Securities Corp.
0.774% due 01/25/2032		969	908
0.854% due 07/25/2032		54	44
0.894% due 08/25/2032		2,042	1,781
0.954% due 05/25/2043		1,644	1,551
Credit-Based Asset Servicing and Securitization LLC
0.214% due 11/25/2036		160	87
0.224% due 01/25/2037 ^		40	17
0.274% due 07/25/2037		595	378
0.304% due 11/25/2036		15,378	8,511
0.404% due 07/25/2036		10,000	6,248
0.404% due 04/25/2037		1,640	1,104
0.724% due 07/25/2036		5,576	4,942
1.254% due 04/25/2032		291	274
4.288% due 03/25/2037 ^		7,577	4,644
4.831% due 08/25/2035		42	43
6.280% due 05/25/2035		1,793	1,806
Delta Funding Home Equity Loan Trust
0.975% due 09/15/2029		210	193
Denver Arena Trust
6.940% due 11/15/2019		637	656
Dryden Leveraged Loan CDO
0.664% due 01/25/2022	EUR	5,043	6,851
Educational Funding Co. LLC
0.489% due 10/25/2029		$8,143	6,948
Educational Services of America, Inc.
1.089% due 07/25/2023		33,329	33,759
EFS Volunteer LLC
1.089% due 10/26/2026		22,429	22,544
EMC Mortgage Loan Trust
0.604% due 12/25/2042		1,860	1,748
0.604% due 05/25/2043		561	524
0.894% due 05/25/2040		45	41

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Equity One Mortgage Pass-Through Trust
0.714% due 11/25/2032		$4,726	$4,457
Eurocredit CDO BV
0.714% due 02/22/2020	EUR	5,487	7,524
FAB CBO BV
0.804% due 12/31/2078		3,969	5,386
FAB U.S. Ltd.
1.102% due 12/06/2045	GBP	24,084	35,736
Faxtor ABS BV
0.854% due 07/25/2094	EUR	3,327	4,571
Fieldstone Mortgage Investment Trust
0.314% due 11/25/2036		$15,692	9,176
Finance America Mortgage Loan Trust
1.054% due 08/25/2034		1,922	1,840
First Alliance Mortgage Loan Trust
0.917% due 03/20/2031		99	90
First Franklin Mortgage Loan Trust
0.294% due 09/25/2036		5,727	5,109
0.314% due 04/25/2036		8,766	6,969
0.394% due 10/25/2036		8,700	5,821
0.414% due 11/25/2036		2,931	2,856
0.584% due 05/25/2035		1,268	1,265
0.604% due 11/25/2036		6,700	5,451
0.624% due 07/25/2035		825	761
0.634% due 12/25/2035		19,600	17,616
0.644% due 07/25/2035		2,000	1,634
0.889% due 12/25/2034		22,389	21,087
1.054% due 03/25/2034		5,487	5,048
1.579% due 10/25/2034		2,181	1,637
First NLC Trust
0.224% due 08/25/2037		1,467	766
0.294% due 08/25/2037		4,638	2,440
0.424% due 02/25/2036		15,289	14,481
0.434% due 08/25/2037		2,625	1,400
0.614% due 05/25/2035		2,185	1,843
Ford Auto Securitization Trust Asset-Backed Notes
1.960% due 07/15/2015	CAD	5,620	5,088
Fraser Sullivan CLO Ltd.
0.493% due 03/15/2020		$10,683	10,624
Fremont Home Loan Trust
0.214% due 01/25/2037		46	23
0.304% due 10/25/2036		8,612	4,217
0.304% due 01/25/2037		20,491	10,479
0.324% due 02/25/2036		25,466	19,595
0.324% due 02/25/2037		14,300	7,649
0.394% due 02/25/2037		28,906	14,389
0.404% due 05/25/2036		15,852	8,157
0.424% due 02/25/2036		5,400	3,153
0.424% due 04/25/2036		3,100	1,789
0.484% due 01/25/2036		18,955	14,133
1.084% due 07/25/2034		1,557	1,468
GCO Education Loan Funding Trust
0.315% due 11/25/2020		128	128
GE-WMC Mortgage Securities Trust
0.194% due 08/25/2036		13	6
GMAC Mortgage Corp. Home Equity Loan Trust
6.859% due 09/25/2037		87	91
7.000% due 09/25/2037		59	58
Greenpoint Manufactured Housing
7.270% due 06/15/2029		479	483
8.300% due 10/15/2026		500	544
8.450% due 06/20/2031		29,779	28,994
Grosvenor Place CLO BV
0.634% due 03/28/2023	EUR	61,691	84,018
GSAA Home Equity Trust
0.324% due 09/25/2036		$4,938	2,604
0.384% due 03/25/2036		14,575	12,801
0.454% due 03/25/2037		4,564	2,791
0.454% due 05/25/2047		760	547
0.524% due 06/25/2035		7,862	7,475
0.604% due 08/25/2037		11,554	9,892
4.486% due 06/25/2034		53	56
5.327% due 03/25/2036		16,581	12,175
5.995% due 03/25/2046 ^		21,966	16,849
GSAMP Trust
0.224% due 12/25/2036		326	167
0.244% due 01/25/2037		5,504	2,983
0.254% due 12/25/2046		26,387	14,600
0.274% due 12/25/2036		9,609	4,983
0.304% due 06/25/2036		11,089	9,801
0.304% due 08/25/2036		32,207	21,443
0.304% due 12/25/2046		23,784	13,239
0.314% due 05/25/2046		2,467	2,110
0.334% due 11/25/2035		594	111
0.384% due 12/25/2046		4,039	2,268
0.384% due 03/25/2047		10,726	6,544

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.394% due 06/25/2036		$8,084	$4,674
0.394% due 08/25/2036		3,846	2,589
0.424% due 04/25/2036		5,500	2,899
0.494% due 01/25/2035		100	100
0.524% due 03/25/2047		2,000	1,197
0.889% due 09/25/2035 ^		20,357	17,305
1.004% due 02/25/2047		60,515	57,134
1.159% due 06/25/2035		3,330	3,251
1.204% due 06/25/2034		2,509	2,441
1.404% due 03/25/2034		5,550	5,017
1.474% due 12/25/2034		2,155	1,586
1.804% due 10/25/2034		1,645	1,419
Gulf Stream Sextant CLO Ltd.
0.464% due 08/21/2020		2,378	2,370
Halcyon Structured Asset Management Long/Short Ltd.
0.461% due 08/07/2021		113,943	113,308
Harbourmaster CLO BV
0.564% due 06/15/2020	EUR	2,937	4,035
Hewett’s Island CLO Ltd.
0.476% due 12/05/2018		$662	661
Home Equity Asset Trust
0.324% due 08/25/2036		4,655	4,569
0.339% due 07/25/2037		7,491	7,018
0.644% due 12/25/2035		12,200	10,712
0.754% due 11/25/2032		154	136
Home Equity Loan Trust
0.494% due 04/25/2037		10,429	6,328
Home Equity Mortgage Loan Asset-Backed Trust
0.354% due 07/25/2037		33,381	21,172
0.364% due 04/25/2037		6,600	4,426
0.394% due 11/25/2036		35,326	19,608
0.394% due 04/25/2047		15,000	8,716
0.404% due 03/25/2036		9,955	9,474
1.014% due 10/25/2033		1,000	935
HSBC Home Equity Loan Trust
0.307% due 03/20/2036		7,168	7,038
0.317% due 01/20/2036		4,701	4,627
0.447% due 01/20/2034		27,428	27,290
HSI Asset Loan Obligation Trust
0.214% due 12/25/2036		149	61
HSI Asset Securitization Corp. Trust
0.204% due 10/25/2036		296	153
0.324% due 12/25/2036		7,407	3,422
0.334% due 04/25/2037		54,858	34,778
0.544% due 11/25/2035		5,339	3,450
Hyde Park CDO BV
0.624% due 06/14/2022	EUR	8,964	12,233
ICE EM CLO
0.679% due 08/15/2022		$91,989	90,150
IMC Home Equity Loan Trust
5.406% due 07/25/2026		40	39
7.310% due 11/20/2028		38	38
7.520% due 08/20/2028		40	41
IXIS Real Estate Capital Trust
0.494% due 02/25/2036		287	280
0.574% due 02/25/2036		9,828	8,028
JPMorgan Mortgage Acquisition Trust
0.214% due 03/25/2047		971	937
0.234% due 08/25/2036		375	150
0.264% due 08/25/2036		66	35
0.306% due 07/25/2036		27,110	13,324
0.314% due 01/25/2036		3,900	3,398
0.314% due 05/25/2036		12,472	12,047
0.314% due 07/25/2036 ^		9,792	5,025
0.314% due 01/25/2037		22,740	22,162
0.314% due 05/25/2037		3,600	3,060
0.324% due 04/25/2036		20,176	19,312
0.344% due 05/25/2035		398	383
0.344% due 03/25/2047		25,812	14,155
0.414% due 07/25/2036		8,800	5,699
0.414% due 05/25/2037		4,600	3,369
0.424% due 04/25/2036		6,700	5,345
0.594% due 09/25/2035		9,718	8,695
Jubilee CDO BV
0.614% due 07/30/2024	EUR	6,400	8,542
0.620% due 09/20/2022		11,356	15,456
0.730% due 10/15/2019		3,722	5,123
L.A. Arena Funding LLC
7.656% due 12/15/2026		$153	174
L2L Education Loan Trust
0.385% due 07/15/2025		887	881
LCM Ltd.
0.464% due 03/21/2019		18,200	18,160
Lehman ABS Mortgage Loan Trust
0.244% due 06/25/2037		5,666	3,169

See Accompanying Notes	19

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Lehman XS Trust
0.324% due 10/25/2036		$18,252	$14,749
0.324% due 01/25/2037		12,884	9,858
0.434% due 08/25/2035		32	31
1.654% due 07/25/2035		9,313	8,969
5.420% due 11/25/2035		1,407	1,416
Long Beach Mortgage Loan Trust
0.714% due 10/25/2034		5,246	4,788
0.979% due 06/25/2035		1,709	1,673
1.084% due 04/25/2035		6,000	5,762
Magi Funding PLC
0.591% due 04/11/2021	EUR	30,045	40,927
Marathon CLO Ltd.
0.505% due 12/20/2019		$6,671	6,654
Massachusetts Educational Financing Authority
1.189% due 04/25/2038		5,218	5,251
MASTR Asset-Backed Securities Trust
0.204% due 01/25/2037		148	56
0.304% due 08/25/2036		7,697	3,948
0.384% due 02/25/2036		5,455	5,362
0.394% due 03/25/2036		10,700	5,822
0.394% due 06/25/2036		4,647	2,533
0.394% due 10/25/2036		5,034	3,067
0.454% due 05/25/2037		23,486	20,788
0.654% due 10/25/2035		14,604	9,741
5.471% due 11/25/2035		2,765	2,755
5.719% due 02/25/2036		6,435	6,441
MASTR Specialized Loan Trust
0.554% due 07/25/2034		280	278
0.904% due 11/25/2035		3,600	2,666
Merrill Lynch First Franklin Mortgage Loan Trust
0.324% due 04/25/2037		4,684	2,558
Merrill Lynch Mortgage Investors Trust
0.214% due 11/25/2037		2,723	1,188
0.224% due 04/25/2047		19,529	11,096
0.264% due 03/25/2037		8,622	5,287
0.264% due 08/25/2037		16,060	9,018
0.274% due 02/25/2037		1,468	665
0.304% due 08/25/2037		67,257	37,997
0.304% due 11/25/2037		19,396	8,599
0.324% due 07/25/2037		7,983	4,083
0.394% due 08/25/2037		3,363	1,926
0.414% due 03/25/2037		75,100	40,754
0.414% due 04/25/2037		4,000	2,010
0.444% due 08/25/2036		10,700	9,678
0.474% due 03/25/2037		5,424	2,971
0.604% due 02/25/2047		30,998	20,289
MESA Trust
0.954% due 12/25/2031		1,143	1,039
Mid-State Trust
6.005% due 08/15/2037		396	417
7.340% due 07/01/2035		755	818
7.791% due 03/15/2038		2,932	3,070
8.330% due 04/01/2030		1,361	1,398
Morgan Stanley ABS Capital, Inc. Trust
0.204% due 07/25/2036		338	157
0.214% due 12/25/2036		4,495	2,332
0.214% due 05/25/2037		2,989	1,843
0.224% due 10/25/2036		2,551	1,489
0.244% due 01/25/2037		9,381	5,337
0.254% due 11/25/2036		2,584	1,587
0.264% due 03/25/2037		10,344	5,422
0.294% due 10/25/2036		44,886	26,439
0.294% due 11/25/2036		6,918	4,303
0.294% due 05/25/2037		8,939	5,608
0.304% due 06/25/2036		14,698	10,398
0.304% due 09/25/2036		23,216	12,772
0.304% due 10/25/2036		10,800	5,866
0.304% due 11/25/2036		28,585	17,671
0.304% due 12/25/2036		3,625	1,898
0.314% due 09/25/2036		6,000	3,386
0.334% due 03/25/2037		7,010	3,694
0.354% due 02/25/2037		3,422	1,922
0.374% due 10/25/2036		3,848	2,291
0.384% due 09/25/2036		4,482	2,557
0.384% due 10/25/2036		2,500	1,373
0.384% due 02/25/2037		15,404	7,354
0.404% due 08/25/2036		25,200	13,591
0.404% due 03/25/2037		49,351	26,251
0.404% due 05/25/2037		5,355	3,375
0.464% due 12/25/2035		11,572	9,533
0.494% due 03/25/2037		5,141	2,766
0.514% due 02/25/2037		12,413	5,867
0.584% due 09/25/2035		3,000	2,573
0.614% due 06/25/2034		69	69
0.894% due 01/25/2034		106	103

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.954% due 07/25/2037	$7,032	$6,594
1.009% due 03/25/2034	7,010	6,545
1.054% due 05/25/2034	16,136	15,247
1.099% due 06/25/2034	3,529	3,319
1.154% due 03/25/2033	1,895	1,803
1.174% due 08/25/2034	337	317
Morgan Stanley Dean Witter Capital, Inc. Trust
1.429% due 09/25/2032	3,264	3,052
1.504% due 02/25/2033	1,944	1,848
Morgan Stanley Home Equity Loan Trust
0.314% due 04/25/2036	4,230	3,066
0.384% due 04/25/2037	9,710	5,801
0.504% due 04/25/2037	11,858	7,193
Morgan Stanley IXIS Real Estate Capital Trust
0.204% due 11/25/2036	8	4
0.264% due 11/25/2036	174	82
Morgan Stanley Mortgage Loan Trust
0.224% due 01/25/2047	10	10
0.234% due 11/25/2036	5,315	2,269
0.274% due 04/25/2037	9,311	5,165
0.384% due 02/25/2037	1,013	588
0.514% due 04/25/2037	4,512	2,551
5.577% due 10/25/2046 ^	4,198	2,553
5.726% due 10/25/2036 ^	2,061	1,267
5.750% due 11/25/2036 ^	2,592	1,435
5.750% due 04/25/2037 ^	1,267	988
6.000% due 07/25/2047 ^	1,292	1,058
National Collegiate Student Loan Trust
0.414% due 02/26/2029	5,000	4,281
0.424% due 03/26/2029	23,500	20,303
Nationstar Home Equity Loan Trust
0.334% due 04/25/2037	5,255	4,862
Nelnet Student Loan Trust
0.939% due 07/25/2018	6,606	6,611
1.169% due 10/25/2019	5,000	5,033
New Century Home Equity Loan Trust
0.414% due 06/25/2035	512	512
0.424% due 09/25/2035	151	151
0.434% due 10/25/2035	7,038	6,903
0.604% due 03/25/2035	3,500	3,314
1.039% due 05/25/2034	2,480	2,340
3.154% due 01/25/2033	6,050	5,270
Nissan Auto Receivables Owner Trust
0.730% due 05/16/2016	641	642
Nomura Home Equity Loan, Inc.
0.484% due 10/25/2036	29,808	12,017
0.554% due 02/25/2037	2,831	1,296
0.644% due 05/25/2035	5,200	4,802
NovaStar Mortgage Funding Trust
0.254% due 01/25/2037	5,797	2,580
0.274% due 11/25/2036	1,962	865
0.304% due 06/25/2036	4,614	2,613
0.304% due 09/25/2036	26,313	14,411
0.304% due 03/25/2037	6,502	3,098
0.324% due 11/25/2036	14,236	6,330
0.334% due 03/25/2037	5,382	2,581
0.364% due 01/25/2037	26,076	11,769
0.404% due 10/25/2036	8,364	3,847
0.864% due 12/25/2033	1,040	996
2.029% due 03/25/2035	9,200	8,069
NYLIM Flatiron CLO Ltd.
0.457% due 08/08/2020	8,445	8,353
Oak Hill Credit Partners Ltd.
0.486% due 05/17/2021	126	125
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.414% due 07/25/2035	70	70
0.454% due 02/25/2035	368	368
0.504% due 02/25/2035	171	171
0.534% due 12/25/2035	32,107	26,668
0.624% due 02/25/2035	5,000	4,951
Option One Mortgage Loan Trust
0.294% due 01/25/2037	35,677	20,744
0.324% due 05/25/2037	5,391	3,169
0.334% due 04/25/2037	10,407	6,448
0.374% due 01/25/2037	14,715	8,609
0.394% due 04/25/2037	4,970	2,805
0.404% due 03/25/2037	2,278	1,272
0.404% due 07/25/2037	5,000	2,811
Ownit Mortgage Loan Trust
0.304% due 05/25/2037	27,174	17,228
Palisades CDO Ltd.
0.597% due 07/22/2039	29,129	27,672
Panhandle-Plains Higher Education Authority, Inc.
1.363% due 10/01/2035	25,454	25,847
Park Place Securities, Inc.
0.414% due 09/25/2035	247	243

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.704% due 03/25/2035		$8,000	$7,306
1.129% due 10/25/2034		10,700	10,324
Penta CLO S.A.
0.551% due 06/04/2024	EUR	58,970	79,800
People’s Choice Home Loan Securities Trust
1.099% due 05/25/2035 ^		$7,000	4,091
1.504% due 01/25/2035		6,500	5,195
People’s Financial Realty Mortgage Securities Trust
0.294% due 09/25/2036		25,873	10,273
Popular ABS Mortgage Pass-Through Trust
0.244% due 06/25/2047 ^		7,564	7,066
0.364% due 01/25/2037		7,000	5,201
Primus CLO Ltd.
0.471% due 07/15/2021		163,977	159,648
RAAC Series
0.424% due 05/25/2036		2,376	2,096
0.494% due 02/25/2036		3,600	3,021
0.504% due 11/25/2046		17,499	15,112
0.554% due 06/25/2047		5,500	5,056
1.354% due 09/25/2047		8,307	8,054
1.654% due 09/25/2047		10,900	8,099
Race Point CLO Ltd.
0.499% due 04/15/2020		39,645	39,417
Renaissance Home Equity Loan Trust
0.514% due 11/25/2034		424	352
0.654% due 12/25/2033		216	212
0.854% due 08/25/2032		104	94
1.034% due 08/25/2033		116	109
5.565% due 02/25/2036		10	10
Residential Asset Mortgage Products Trust
0.324% due 05/25/2036		1,373	1,353
0.324% due 07/25/2036		10,165	9,637
0.344% due 02/25/2036		12,296	11,778
0.434% due 09/25/2036		5,700	4,196
0.434% due 05/25/2037		19,129	15,629
0.444% due 02/25/2036		4,650	3,839
0.454% due 03/25/2036		34,000	25,560
0.474% due 01/25/2036		17,200	11,942
0.544% due 02/25/2036		3,023	2,666
0.614% due 10/25/2035		2,400	1,860
0.664% due 06/25/2035		4,090	3,801
2.704% due 12/25/2034		2,000	1,659
5.072% due 04/25/2034		896	920
Residential Asset Securities Corp. Trust
0.304% due 08/25/2036		3,026	2,621
0.304% due 09/25/2036		4,127	3,979
0.304% due 01/25/2037		8,900	7,523
0.314% due 06/25/2036		2,487	2,343
0.314% due 07/25/2036		3,863	3,714
0.314% due 11/25/2036		23,800	17,959
0.324% due 11/25/2036		7,700	6,218
0.334% due 04/25/2036		5,663	5,239
0.334% due 04/25/2037		15,038	14,816
0.354% due 02/25/2036		2,186	2,144
0.404% due 08/25/2036		23,900	17,469
0.404% due 04/25/2037		14,000	12,052
0.424% due 07/25/2036		12,000	5,729
0.424% due 05/25/2037		4,300	3,576
0.434% due 04/25/2036		4,200	3,086
0.444% due 03/25/2036		3,500	3,404
0.554% due 12/25/2035		5,700	5,134
0.574% due 12/25/2035		7,500	5,906
0.594% due 11/25/2035		6,840	5,894
0.594% due 01/25/2036		5,535	4,923
0.624% due 09/25/2035		3,000	2,072
0.654% due 07/25/2032 ^		4	4
0.744% due 09/25/2035		5,000	4,351
0.979% due 07/25/2034		1,887	1,676
1.039% due 01/25/2034		10,901	9,704
1.249% due 03/25/2035		2,500	1,924
Residential Mortgage Loan Trust
1.654% due 09/25/2029		12	12
RMF Euro CDO PLC
0.638% due 09/11/2022	EUR	13,190	17,958
SACO, Inc.
0.574% due 03/25/2036		$92	132
0.654% due 12/25/2035		94	89
Salomon Brothers Mortgage Securities, Inc.
0.714% due 09/25/2028		585	556
Saxon Asset Securities Trust
0.324% due 10/25/2046		25,060	20,470
0.844% due 05/25/2035		4,397	4,137
Securitized Asset-Backed Receivables LLC Trust
0.214% due 12/25/2036 ^		325	114
0.284% due 05/25/2037 ^		1,092	720

20	See Accompanying Notes

March 31, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.404% due 03/25/2036		$15,310	$8,644
0.404% due 05/25/2036		8,689	4,953
0.424% due 03/25/2036		7,655	5,787
0.859% due 04/25/2035		333	328
1.114% due 01/25/2036 ^		8,498	6,688
SG Mortgage Securities Trust
0.304% due 10/25/2036		20,988	11,183
Sherwood Castle Funding PLC
0.701% due 06/15/2016	GBP	5,200	8,655
SLC Student Loan Trust
1.133% due 06/15/2021		$4,300	4,364
SLM Student Loan Trust
0.239% due 07/25/2017		3,602	3,593
0.329% due 10/25/2022		976	975
0.369% due 01/25/2019		2,734	2,727
0.373% due 03/15/2017		309	309
0.389% due 01/25/2021		35,077	35,040
0.409% due 04/27/2020		6,256	6,240
0.473% due 12/16/2041		12,000	10,291
0.564% due 12/15/2023	EUR	122	166
0.569% due 01/25/2022		$12,000	11,683
0.574% due 09/15/2021	EUR	4,104	5,646
0.574% due 06/17/2024		24,711	33,518
0.639% due 04/25/2023		$17,155	17,143
0.739% due 10/25/2017		64,585	64,487
0.789% due 10/25/2017		55	55
0.889% due 04/25/2019		700	704
0.989% due 01/25/2019		40,000	40,310
1.005% due 02/15/2022		29,469	29,636
1.139% due 07/25/2023		700	714
1.339% due 10/25/2016		50	50
1.339% due 07/25/2023		5,000	5,133
1.433% due 12/15/2033		25,874	26,228
1.539% due 01/25/2018		1,490	1,503
1.555% due 12/15/2023		17,350	17,482
1.739% due 04/25/2023		642,222	663,261
1.939% due 07/25/2023		3,075	3,233
2.405% due 06/16/2042		18,000	19,062
2.805% due 12/16/2019		39,408	40,228
3.200% due 05/16/2044		3,873	4,020
3.405% due 05/16/2044		42,034	44,789
Soundview Home Loan Trust
0.214% due 11/25/2036		1,300	501
0.234% due 06/25/2037		345	202
0.314% due 11/25/2036		15,177	12,065
0.314% due 01/25/2037		6,450	4,127
0.334% due 05/25/2036		5,306	4,930
0.334% due 02/25/2037		11,507	5,464
0.334% due 08/25/2037		4,000	2,621
0.364% due 06/25/2037		27,998	16,445
0.394% due 07/25/2036		10,000	5,254
0.404% due 08/25/2037		3,828	2,522
0.414% due 02/25/2037		14,848	7,145
0.434% due 05/25/2036		5,000	3,715
0.434% due 06/25/2037		23,303	13,761
0.454% due 11/25/2035		5	5
0.979% due 06/25/2035		5,205	4,598
South Carolina Student Loan Corp.
0.786% due 03/01/2018		483	483
0.986% due 03/02/2020		700	703
1.236% due 09/03/2024		600	609
Specialty Underwriting & Residential Finance Trust
0.214% due 01/25/2038		45	45
0.254% due 11/25/2037		1,333	937
0.454% due 12/25/2036		9,514	7,375
0.504% due 09/25/2036		4,107	4,029
0.504% due 03/25/2037		5,922	3,149
0.804% due 12/25/2035		5,290	4,780
0.834% due 01/25/2034		23	20
5.850% due 02/25/2037		8,820	5,479
Stone Tower CLO Ltd.
0.468% due 04/17/2021		5,000	4,896
Structured Asset Investment Loan Trust
0.304% due 09/25/2036		48,987	37,552
0.314% due 05/25/2036		9,453	6,919
0.514% due 10/25/2035		6,831	6,626
0.854% due 04/25/2033		2,058	1,989
1.054% due 01/25/2035		38,117	37,752
1.084% due 09/25/2034		729	636
1.084% due 01/25/2035		46,787	38,040
1.129% due 01/25/2035		10,188	3,520
1.279% due 01/25/2035		3,957	408
1.354% due 01/25/2033		333	323
1.534% due 04/25/2033		2,043	1,801
1.729% due 01/25/2035		4,313	216
1.879% due 01/25/2035 ^		5,133	89

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Structured Asset Securities Corp.
0.254% due 01/25/2037		$2,738	$2,681
0.264% due 01/25/2037		5,249	5,119
0.294% due 05/25/2047		9,438	9,027
0.314% due 03/25/2036		252	241
0.324% due 12/25/2036		28,990	23,362
0.334% due 01/25/2037		4,087	2,007
0.454% due 06/25/2035		3,675	3,184
0.524% due 04/25/2036		6,436	5,412
0.554% due 05/25/2034		5	5
0.654% due 11/25/2037		22,200	16,419
1.154% due 08/25/2037		31,148	29,173
1.655% due 04/25/2035		14,772	14,252
5.180% due 10/25/2034		2,323	2,471
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.734% due 01/25/2033		3,442	3,176
5.410% due 06/25/2033		67	68
Symphony CLO Ltd.
0.476% due 05/15/2019		89,305	88,661
Triaxx Prime CDO Ltd.
0.412% due 10/02/2039		147,351	121,197
Trimaran CLO Ltd.
0.488% due 11/01/2018		3,472	3,454
Wachovia Loan Trust
0.514% due 05/25/2035		1,490	1,415
Washington Mutual Asset-Backed Certificates Trust
0.214% due 10/25/2036		2,330	1,053
Wells Fargo Home Equity Asset-Backed Securities Trust
0.384% due 05/25/2036		12,398	12,029
WMC Mortgage Loan Pass-Through Certificates
0.835% due 05/15/2030		1,792	1,723
Wood Street CLO BV
0.666% due 03/29/2021	EUR	19,571	26,617

Total Asset-Backed Securities (Cost $6,094,519)			6,552,258

SOVEREIGN ISSUES 10.4%
Autonomous Community of Catalonia
2.125% due 10/01/2014	CHF	6,000	6,807
3.875% due 04/07/2015	EUR	35,750	50,550
3.875% due 09/15/2015		6,585	9,372
4.300% due 11/15/2016		4,750	6,956
4.750% due 06/04/2018		17,736	26,731
4.950% due 02/11/2020		4,950	7,406
Autonomous Community of Madrid
4.200% due 09/24/2014		95,400	133,754
Autonomous Community of Valencia
3.250% due 07/06/2015		3,413	4,787
4.000% due 11/02/2016		5,900	8,561
4.375% due 07/16/2015		64,317	92,002
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		$76,900	78,534
4.125% due 09/15/2017	EUR	37,800	55,148
6.369% due 06/16/2018		$10,000	11,225
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	803,700	256,182
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		2,199,749	919,456
Colombia Government International Bond
8.250% due 12/22/2014		$10,000	10,537
Italy Buoni Poliennali Del Tesoro
2.250% due 05/15/2016	EUR	312,700	443,249
2.750% due 12/01/2015		671,500	956,804
3.000% due 04/15/2015		672,800	949,386
3.000% due 06/15/2015		898,700	1,273,285
3.000% due 11/01/2015		355,400	507,218
3.500% due 06/01/2018		5,000	7,391
3.750% due 08/01/2015		1,534,600	2,199,502
3.750% due 04/15/2016		173,900	254,175
3.750% due 08/01/2016		401,700	589,208
4.500% due 07/15/2015		2,090,900	3,021,846
4.750% due 09/15/2016		74,300	111,651
Italy Certificati Di Credito Del Tesoro
0.000% due 06/30/2015		791,000	1,080,763
0.000% due 12/31/2015		435,300	591,508
Junta de Castilla y Leon
6.270% due 02/19/2018		8,250	13,205
Korea Housing Finance Corp.
4.125% due 12/15/2015		$95,800	101,269
Mexico Government International Bond
5.625% due 01/15/2017		900	1,003
7.750% due 05/29/2031	MXN	1,300,000	108,842
10.000% due 12/05/2024		9,300	924
New South Wales Treasury Corp. CPI Linked Bond
2.750% due 11/20/2025	AUD	400	473

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025	NZD	25,000	$20,686
Province of Ontario
1.000% due 07/22/2016		$78,500	78,961
1.600% due 09/21/2016		8,200	8,354
1.650% due 09/27/2019		85,700	83,187
3.000% due 07/16/2018		17,500	18,406
3.150% due 06/02/2022	CAD	194,850	178,523
4.000% due 10/07/2019		$23,855	25,995
4.000% due 06/02/2021	CAD	543,800	531,523
4.200% due 03/08/2018		2,800	2,760
4.200% due 06/02/2020		394,000	390,980
4.300% due 03/08/2017		35,600	34,781
4.400% due 06/02/2019		56,175	56,172
4.400% due 04/14/2020		$18,900	20,910
5.500% due 06/02/2018	CAD	71,100	73,479
Province of Quebec
2.750% due 08/25/2021		$81,800	80,458
3.500% due 07/29/2020		11,900	12,530
3.500% due 12/01/2022	CAD	182,653	169,869
4.250% due 12/01/2021		538,600	531,534
4.500% due 12/01/2020		773,800	777,860
4.625% due 05/14/2018		$1,000	1,118
Qatar Government International Bond
4.000% due 01/20/2015		65,200	66,993
5.150% due 04/09/2014		9,100	9,109
Republic of Korea
5.750% due 04/16/2014		10,000	10,016
Spain Government International Bond
3.000% due 04/30/2015	EUR	552,900	781,380
3.150% due 01/31/2016		596,500	858,471
3.250% due 04/30/2016		33,200	48,048
3.300% due 07/30/2016		519,100	754,784
3.750% due 10/31/2015		1,372,800	1,982,490
4.000% due 07/30/2015		1,691,500	2,433,526
Xunta de Galicia
5.763% due 04/03/2017		30,900	48,195
6.131% due 04/03/2018		35,920	57,380
6.964% due 12/28/2017		10,400	16,940

Total Sovereign Issues (Cost $24,119,397)			24,055,128

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Wells Fargo & Co.
7.500% due 12/31/2049 (f)		146,918	172,335

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (c)		8,712,560	0
6.250% due 07/14/2033 (c)		475,440	0

			0

Total Convertible Preferred Securities (Cost $169,038)			172,335

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Citigroup Capital
7.875% due 10/30/2040		100,000	2,774
GMAC Capital Trust
8.125% due 02/15/2040		384,549	10,498
Santander Finance Preferred S.A.U.
10.500% due 09/29/2014 (f)		742,213	19,365
SLM Corp. CPI Linked Bond
3.502% due 03/15/2017		4,700	115

			32,752

INDUSTRIALS 0.0%
CoBank ACB
6.250% due 10/01/2022 (f)		40,000	4,067

Total Preferred Securities (Cost $37,305)			36,819

See Accompanying Notes	21

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 2.2%

CERTIFICATES OF DEPOSIT 0.8%
Bank of Nova Scotia
0.373% due 10/02/2015		$261,300	$261,317
BNP Paribas
0.504% due 04/01/2015		750,000	750,000
Credit Suisse
0.465% due 03/17/2015		151,200	151,206
0.474% due 03/31/2015		100,000	100,000
Intesa Sanpaolo SpA
1.650% due 04/07/2015		245,800	245,878
Itau Unibanco Holding S.A.
0.000% due 10/31/2014		390,750	388,192

			1,896,593

COMMERCIAL PAPER 0.0%
Ford Motor Credit Co.
0.900% due 08/04/2014		47,600	47,517

REPURCHASE AGREEMENTS (h) 0.9%			2,035,700

MEXICO TREASURY BILLS 0.5%
3.552% due 04/16/2014 - 10/16/2014 (d)	MXN	16,311,800	1,238,569

U.S. TREASURY BILLS 0.0%
0.070% due 04/17/2014 - 03/05/2015 (d)(i)(m)		$71,054	71,039

Total Short-Term Instruments (Cost $5,279,646)			5,289,418

Total Investments in Securities (Cost $214,351,231)			217,878,527

		SHARES
INVESTMENTS IN AFFILIATES 7.9%

SHORT-TERM INSTRUMENTS 7.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.9%
PIMCO Short-Term Floating NAV Portfolio		13,647	137
PIMCO Short-Term Floating NAV Portfolio III		1,832,857,616	18,312,080

Total Short-Term Instruments (Cost $18,314,302)			18,312,217

Total Investments in Affiliates (Cost $18,314,302)			18,312,217

Total Investments 101.8% (Cost $232,665,533)			$236,190,744
Financial Derivative Instruments (j)(l) (0.2%) (Cost or Premiums, net $(783,631))			(413,031)
Other Assets and Liabilities, net (1.6%)			(3,864,085)

Net Assets 100.0%			$231,913,628

22	See Accompanying Notes

March 31, 2014

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity, date shown represents next contractual call date.
(g)	RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$274,300	$273,882	0.12%
American International Group, Inc.	4.500%	12/20/2017	10/04/2010	59,623	68,191	0.03%
Michigan Public Educational Facilities Authority Revenue Bonds, Series 2008	7.000%	10/01/2036	12/11/2008	78	99	0.00%
SLM Corp.	5.000%	12/15/2015	03/06/2014 - 03/10/2014	2,102	2,116	0.00%

				$336,103	$344,288	0.15%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.010%	03/31/2014	04/01/2014	$15,400	U.S. Treasury Notes 1.500% due 06/30/2016	$(15,710)	$15,400	$15,400
	0.050%	03/31/2014	04/01/2014	774,900	U.S. Treasury Notes 0.500% - 2.250% due 07/31/2017 - 03/31/2021	(791,648)	774,900	774,901
	0.070%	03/31/2014	04/01/2014	2,000	U.S. Treasury Notes 2.625% due 11/15/2020	(2,048)	2,000	2,000
BOS	0.080%	03/31/2014	04/01/2014	218,200	U.S. Treasury Bonds 4.500% due 08/15/2039	(6,557)	218,200	218,201
					U.S. Treasury Notes 0.500% due 07/31/2017	(216,340)
DEU	0.050%	03/31/2014	04/01/2014	104,900	U.S. Treasury Notes 1.000% due 05/31/2018	(107,086)	104,900	104,900
GRE	0.050%	03/31/2014	04/01/2014	261,100	U.S. Treasury Notes 1.750% - 2.625% due 07/31/2014 - 07/31/2015	(266,491)	261,100	261,100
	0.060%	03/18/2014	04/01/2014	89,900	U.S. Treasury Notes 0.625% due 05/31/2017	(91,461)	89,900	89,902
JPS	0.070%	03/31/2014	04/01/2014	455,400	U.S. Treasury Notes 1.500% due 08/31/2018	(466,025)	455,400	455,401
	0.080%	03/31/2014	04/01/2014	3,500	Freddie Mac 2.205% due 12/05/2022	(3,622)	3,500	3,500
MSC	0.080%	03/31/2014	04/01/2014	10,400	U.S. Treasury Notes 0.875% due 09/15/2016	(10,661)	10,400	10,400
NXN	0.060%	03/31/2014	04/01/2014	100,000	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	(102,084)	100,000	100,000

Total Repurchase Agreements						$(2,079,733)	$2,035,700	$2,035,705

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date		Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.150%	03/31/2014	04/01/2014		$(211,860)	$(211,860)
BRC	(1.000%)	12/19/2013	12/18/2015	EUR	(966)	(1,327)
DEU	0.250%	03/31/2014	04/01/2014		$(104,940)	(104,940)
GRE	(0.440%)	03/18/2014	04/01/2014		(90,113)	(90,097)
	0.200%	03/31/2014	04/01/2014		(261,345)	(261,345)
JPS	0.130%	03/31/2014	04/01/2014		(455,400)	(455,400)

Total Reverse Repurchase Agreements						$(1,124,969)

SALE-BUYBACK TRANSACTIONS:
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date		Amount Borrowed (2)	Payable for Sale-Buyback Transactions
BCY	(0.120%)	03/31/2014	04/01/2014		$(774,936)	$(774,933)

Total Sale-Buyback Transactions						$(774,933)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2014 was $5,726,277 at a weighted average interest rate of (0.099%).

See Accompanying Notes	23

Schedule of Investments PIMCO Total Return Fund (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	04/01/2044	$136,000	$(136,536)	$(136,845)
Fannie Mae	4.000%	04/01/2044	1,316,100	(1,366,194)	(1,366,484)
Fannie Mae	5.000%	04/01/2044	33,900	(37,015)	(36,967)
Ginnie Mae	6.000%	04/01/2044	900	(1,005)	(1,006)

Total Short Sales				$(1,540,750)	$(1,541,302)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(i)	Securities with an aggregate market value of $1,914,882 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$792,301	$0	$0	$0	$792,301	$(809,407)	$(17,106)
BOS	218,201	(211,860)	0	0	6,341	(10,953)	(4,612)
BRC	0	(1,327)	0	0	(1,327)	1,324	(3)
DEU	104,900	(104,940)	0	0	(40)	(2,104)	(2,144)
GRE	351,002	(351,442)	0	0	(440)	(7,383)	(7,823)
JPS	458,901	(455,400)	0	0	3,501	(14,067)	(10,566)
MSC	10,400	0	0	0	10,400	(10,661)	(261)
NXN	100,000	0	0	0	100,000	(102,084)	(2,084)
Master Securities Forward Transaction Agreement
BCY	0	0	(774,933)	(47,804)	(822,737)	775,456	(47,281)
BOA	0	0	0	(36,373)	(36,373)	0	(36,373)
BPG	0	0	0	0	0	465	465
DEU	0	0	0	(538,432)	(538,432)	670	(537,762)
FOB	0	0	0	(917,687)	(917,687)	1,330	(916,357)
GSC	0	0	0	(1,006)	(1,006)	6,587	5,581
JPS	0	0	0	0	0	4,108	4,108
MSC	0	0	0	0	0	(15,335)	(15,335)
NOM	0	0	0	0	0	(1,145)	(1,145)
SAL	0	0	0	0	0	(591)	(591)
WFS	0	0	0	0	0	230	230

Total Borrowings and Other Financing Transactions	$2,035,705	$(1,124,969)	$(774,933)	$(1,541,302)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$122.000	05/23/2014	6,376	$(5,669)	$(2,413)
Call - CBOT U.S. Treasury 10-Year Note June Futures	125.000	05/23/2014	6,376	(4,872)	(2,169)

				$(10,541)	$(4,582)

Total Written Options				$(10,541)	$(4,582)

FUTURES CONTRACTS:

					Variation Margin
Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Asset	Liability
3-Month Euribor December Futures	Long	12/2015	6,913	$(86)	$0	$(1,072)
3-Month Euribor June Futures	Long	06/2015	6,913	1,651	0	(714)
3-Month Euribor September Futures	Long	09/2015	6,913	2,340	0	(952)
90-Day Euribor March Futures	Long	03/2015	6,913	956	0	(595)
90-Day Eurodollar December Futures	Long	12/2014	24,931	1,263	312	0
90-Day Eurodollar December Futures	Long	12/2015	386,155	(166,446)	38,615	0
90-Day Eurodollar June Futures	Long	06/2015	115,584	(15,744)	7,224	0
90-Day Eurodollar June Futures	Long	06/2016	41,699	(24,607)	2,606	0
90-Day Eurodollar March Futures	Long	03/2015	136,909	(4,365)	5,134	0
90-Day Eurodollar March Futures	Long	03/2016	147,372	(70,330)	12,895	0
90-Day Eurodollar September Futures	Long	09/2015	266,939	(627)	23,357	0
90-Day Eurodollar September Futures	Long	09/2016	57,189	(7,016)	2,145	0
U.S. Treasury 5-Year Note June Futures	Long	06/2014	166,077	(155,289)	10,380	0
U.S. Treasury 10-Year Note June Futures	Long	06/2014	15,345	(12,086)	0	(959)

Total Futures Contracts				$(450,386)	$102,668	$(4,292)

24	See Accompanying Notes

March 31, 2014

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (2)

							Variation Margin
Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Market Value	Unrealized Appreciation	Asset	Liability
Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.538%	$65,000	$1,480	$200	$34	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

							Variation Margin
Index/Tranches	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized (Depreciation)	Asset	Liability
CDX.IG-20 5-Year Index	(1.000%)	06/20/2018		$106,400	$(2,126)	$(407)	$0	$(65)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

							Variation Margin
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized Appreciation	Asset	Liability
CDX.HY-21 5-Year Index	5.000%	12/20/2018		$58,500	$4,734	$220	$145	$0
CDX.HY-22 5-Year Index	5.000%	06/20/2019		643,900	48,975	1,535	1,033	(252)
CDX.IG-20 5-Year Index	1.000%	06/20/2018		106,400	2,126	234	65	0
CDX.IG-21 5-Year Index	1.000%	12/20/2018		1,217,800	22,205	5,640	917	0
CDX.IG-22 5-Year Index	1.000%	06/20/2019		808,200	12,657	689	474	(23)
iTraxx Europe 21 5-Year Index	1.000%	06/20/2019	EUR	645,550	11,017	2,468	1,658	0

					$101,714	$10,786	$4,292	$(275)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

								Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017		$4,473,200	$(58,910)	$(53,638)	$1,681	$0
Pay	3-Month USD-LIBOR	1.500%	03/18/2016		35,754,000	252,017	15,317	11,369	0
Pay	3-Month USD-LIBOR	1.500%	12/16/2016		16,049,500	(18,654)	(31,182)	4,754	0
Pay	3-Month USD-LIBOR	3.000%	09/21/2017		22,157,500	135,162	(39,474)	659	0
Receive	3-Month USD-LIBOR	4.250%	06/15/2041		3,562,700	(516,853)	479,225	17,793	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		8,919,600	1,294,098	739,050	35,245	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		5,665,100	(6,291)	(353,162)	27,641	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	17,265,000	(3,604)	(4,580)	246	(66)

						$1,076,965	$751,556	$99,388	$(66)

Total Swap Agreements						$1,178,033	$762,135	$103,714	$(406)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(k)	Securities with an aggregate market value of $930,285 and cash of $1,141,949 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	25

Schedule of Investments PIMCO Total Return Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$102,668	$103,714	$206,382	$(4,582)	$(4,292)	$(406)	$(9,280)

(l)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	04/2014	BRL	546,738	$	241,599	$639	$0
	04/2014	DKK	205,000		37,409	0	(419)
	04/2014	EUR	1,724,969		2,369,680	0	(6,723)
	04/2014	GBP	105		175	0	0
	04/2014	$	231,865	BRL	546,738	9,095	0
	04/2014		22,025	EUR	15,971	0	(23)
	04/2014		2,860	JPY	293,608	0	(15)
	04/2014		22,611	NZD	26,265	183	0
	05/2014	BRL	546,738	$	230,085	0	(8,816)
	05/2014	EUR	609,641		837,340	23	(2,500)
	05/2014	NZD	26,265		22,558	0	(179)
	05/2014	$	2,356	JPY	243,300	2	0
	06/2014	EUR	695,800	$	929,365	0	(29,099)
BPS	04/2014	DKK	1,065,595		193,634	0	(2,994)
	04/2014	EUR	390,600		520,645	0	(17,465)
	04/2014	MXN	2,296,770		173,373	0	(2,252)
	05/2014	EUR	51,900		65,627	0	(5,866)
	05/2014	MXN	1,277,704		95,771	0	(1,779)
	05/2014	$	3,465	JPY	355,100	0	(24)
	05/2014		493,373	MXN	6,565,039	7,857	0
	06/2014	EUR	129,600	$	163,883	0	(14,641)
	06/2014	$	2,693	CAD	3,015	30	0
	06/2014		239,528	MXN	3,203,117	4,233	0
	07/2014	EUR	85,700	$	108,411	0	(9,640)
	08/2014		61,300		77,581	0	(6,858)
BRC	04/2014	BRL	580,485		238,991	0	(16,842)
	04/2014	EUR	3,745,268		5,171,024	20,593	(9,236)
	04/2014	$	256,511	BRL	580,485	0	(678)
	04/2014		4,747,059	EUR	3,448,591	3,960	(69)
	04/2014		1,438,261	GBP	864,748	3,490	(86)
	04/2014		3,263	HKD	25,295	0	(2)
	05/2014	EUR	3,444,683	$	4,741,304	0	(3,953)
	05/2014	GBP	792,513		1,317,569	0	(3,368)
	05/2014	JPY	1,844,700		18,208	332	0
	05/2014	$	1,082	JPY	110,700	0	(9)
	05/2014		5,856	MXN	77,456	57	0
CBK	04/2014	BRL	1,043,451	$	444,106	504	(16,270)
	04/2014	EUR	3,140,162		4,292,484	2,689	(36,248)
	04/2014	GBP	638,688		1,063,448	0	(1,341)
	04/2014	HKD	7,222		931	0	0
	04/2014	$	446,874	BRL	1,043,451	12,999	0
	04/2014		278,016	EUR	202,167	499	0
	04/2014		119,712	GBP	72,089	471	0
	05/2014	BRL	1,043,451	$	443,427	0	(12,514)
	05/2014	EUR	414,193		548,291	26	(22,299)
	05/2014	JPY	185,528,570		1,819,336	21,442	0
	05/2014	MXN	52,136		3,913	0	(68)
	05/2014	$	852	DKK	4,610	0	(1)
	05/2014		2,012	EUR	1,457	0	(4)
	05/2014		20,495	JPY	2,091,600	2	(228)
	05/2014		10,108	MXN	134,812	184	0
	06/2014	CAD	3,029,372	$	2,729,090	0	(6,106)
	10/2014	MXN	3,921,682		290,639	0	(5,234)
DUB	04/2014	DKK	1,327,167		241,413	0	(3,481)
	04/2014	GBP	704,783		1,173,925	3	(1,056)
	04/2014	$	8,076,021	EUR	5,860,683	0	(2,054)
	04/2014		882,115	GBP	530,661	2,577	0
	05/2014	EUR	5,860,683	$	8,075,582	2,142	0
	05/2014	GBP	526,523		875,113	0	(2,480)
	05/2014	$	11,125	EUR	8,070	0	(8)
	05/2014		5,457	JPY	558,700	1	(44)
	05/2014		59,889	MXN	796,253	904	0
FBF	04/2014	BRL	999,652	$	423,958	0	(16,611)
	04/2014	EUR	400,000		552,226	1,166	0
	04/2014	GBP	2,338		3,918	20	0
	04/2014	HKD	473,975		61,132	21	0
	04/2014	$	441,737	BRL	999,652	0	(1,168)
	04/2014		4,657,488	EUR	3,377,929	0	(3,886)
	05/2014	EUR	3,377,929	$	4,657,2243	3,927	0
	06/2014	CAD	27,235		24,601	11	0
	06/2014	EUR	106,300		134,788	0	(11,640)
GLM	04/2014		836,937		1,162,254	9,248	0

26	See Accompanying Notes

March 31, 2014

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
	04/2014	MXN	5,830,042	$	443,285	$233	$(2,663)
	04/2014	$	41,247	EUR	30,000	82	0
	05/2014	EUR	30,000	$	41,244	0	(83)
	06/2014	MXN	301,582		22,604	0	(345)
	06/2014	$	827,481	MXN	11,093,301	16,735	0
	07/2014	MXN	2,107,236	$	157,718	0	(2,411)
	08/2014		600,648		44,872	0	(687)
HUS	04/2014	CNY	75,000		11,818	0	(299)
	04/2014	EUR	137,798		186,399	0	(3,438)
	04/2014	$	299,275	EUR	217,247	316	(300)
	05/2014	EUR	16,000	$	21,999	0	(42)
	05/2014	MXN	19,703		1,476	0	(28)
	06/2014	EUR	122,500		163,675	0	(5,069)
JPM	04/2014	BRL	581,238		241,153	0	(15,012)
	04/2014	GBP	286,259		478,373	1,136	0
	04/2014	RUB	8,260		232	0	(3)
	04/2014	$	256,844	BRL	581,238	0	(679)
	04/2014		10,899	CNY	66,994	0	(75)
	04/2014		280	DKK	1,535	3	0
	04/2014		274,960	EUR	200,000	570	0
	04/2014		276,582	GBP	166,138	395	0
	05/2014	EUR	200,000	$	274,942	0	(570)
	05/2014	$	101,342	MXN	1,351,867	1,871	0
	06/2014		103,249		1,388,441	2,413	0
	09/2014	MXN	983,180	$	73,017	0	(1,318)
MSC	04/2014	BRL	1,183,025		522,769	1,382	0
	04/2014	DKK	510,000		92,565	0	(1,542)
	04/2014	EUR	157,611		217,566	433	0
	04/2014	$	511,578	BRL	1,183,025	9,808	0
	04/2014		153,988	EUR	112,000	308	0
	04/2014		246	RUB	8,260	0	(11)
	05/2014	BRL	1,183,025	$	507,616	0	(9,313)
	05/2014	EUR	112,000		153,978	0	(308)
	05/2014	$	2,962	MXN	39,262	35	0
RYL	04/2014	NZD	26,265	$	21,843	0	(951)
	04/2014	$	35,423	CNY	217,371	0	(303)
SCX	04/2014		50,275	HKD	390,293	46	0
	07/2014	HKD	390,293	$	50,287	0	(48)
UAG	04/2014	CNY	209,365		33,002	0	(824)
	04/2014	EUR	3,615,744		4,951,281	2,705	(32,651)
	04/2014	HKD	9,287		1,197	0	(1)
	04/2014	$	137,480	EUR	100,000	285	0
	04/2014		5,346	GBP	3,215	14	0
	04/2014		9,658	HKD	74,896	0	(1)
	05/2014	EUR	100,000	$	137,471	0	(285)
	05/2014	$	1,851	JPY	189,400	0	(16)

Total Forward Foreign Currency Contracts						$148,100	$(365,553)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	01/26/2015		$1,000,000	$(23,000)	$(8,283)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.730%	04/28/2014		1,485,700	(6,834)	(2,609)
BRC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	01/26/2015		1,000,000	(23,050)	(8,283)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,250,000	(13,438)	(58)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	10.000%	07/01/2014	EUR	81,000	(619)	0
CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		$246,500	(2,416)	(11)
DUB	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.530%	04/28/2014		2,000,000	(3,400)	(251)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.510%	09/02/2014		4,000,000	(6,600)	(3,935)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.520%	09/02/2014		2,000,000	(3,600)	(2,080)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.920%	09/02/2014		2,000,000	(22,800)	(28,455)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.960%	09/02/2014		4,000,000	(39,200)	(52,506)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.670%	07/28/2014		2,000,000	(8,550)	(7,606)
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800%	09/15/2014		10,000,000	(59,890)	(275)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	05/06/2014		1,393,100	(3,587)	(32)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	05/06/2014		1,393,100	(11,848)	(5,544)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.650%	06/16/2014		2,000,000	(2,400)	(2,804)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100%	06/16/2014		2,000,000	(8,600)	(7,973)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750%	06/16/2014		2,000,000	(12,650)	(8,680)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050%	06/16/2014		2,000,000	(26,000)	(13,723)
JPM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.440%	04/28/2014		2,000,000	(2,800)	(46)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	07/28/2014		1,551,800	(3,996)	(1,532)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.560%	09/02/2014		882,100	(1,588)	(1,139)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.860%	09/02/2014		882,100	(12,967)	(14,115)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700%	09/02/2014		2,000,000	(10,500)	(10,500)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.100%	09/02/2014		2,000,000	(26,000)	(26,000)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700%	05/19/2014		2,000,000	(7,300)	(4,378)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	05/19/2014		2,000,000	(20,000)	(10,357)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.670%	07/28/2014		2,000,000	(8,750)	(7,606)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.670%	09/23/2014		2,000,000	(11,800)	(10,514)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		100,000	(200)	(5)

See Accompanying Notes	27

Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.490%	04/28/2014		$3,506,300	$(6,561)	$(219)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600%	04/28/2014		895,500	(1,343)	(320)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	04/28/2014		895,500	(6,761)	(1,484)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	05/06/2014		1,824,900	(4,471)	(42)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.480%	05/19/2014		2,000,000	(3,000)	(352)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	05/19/2014		1,412,800	(1,837)	(319)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.530%	05/19/2014		2,250,000	(3,487)	(727)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	05/19/2014		4,000,000	(5,800)	(1,616)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.580%	05/19/2014		2,000,000	(3,000)	(1,110)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.780%	05/19/2014		2,000,000	(11,700)	(16,732)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800%	05/19/2014		5,412,800	(34,936)	(42,072)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.830%	05/19/2014		2,250,000	(11,250)	(15,611)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880%	05/19/2014		2,000,000	(11,700)	(11,388)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	06/11/2014		1,000,000	(1,225)	(394)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	06/11/2014		2,000,000	(2,000)	(1,244)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.950%	06/11/2014		2,000,000	(10,750)	(12,467)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	06/11/2014		1,000,000	(3,300)	(5,251)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.470%	06/16/2014		2,000,000	(2,600)	(633)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	06/16/2014		4,000,000	(5,000)	(1,681)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.820%	06/16/2014		2,000,000	(13,600)	(19,840)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.850%	06/16/2014		4,000,000	(29,000)	(36,290)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	07/28/2014		966,000	(2,318)	(953)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400%	07/28/2014		2,532,800	(15,919)	(7,852)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	01/26/2015		500,000	(11,500)	(4,142)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.650%	06/16/2014		2,000,000	(8,700)	(4,515)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700%	06/16/2014		6,500,000	(27,500)	(20,617)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750%	06/16/2014		1,412,700	(8,476)	(6,131)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	06/16/2014		3,500,000	(36,250)	(29,512)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050%	06/16/2014		6,412,700	(74,313)	(44,002)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,000,000	(11,650)	(46)
RYL	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	07/28/2014		624,400	(1,889)	(616)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	01/26/2015		500,000	(11,500)	(4,142)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		500,000	(13,125)	(14,199)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.630%	09/02/2014		1,409,000	(7,045)	(5,600)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.030%	09/02/2014		1,409,000	(24,728)	(22,784)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,753,500	(20,516)	(81)

								$(833,133)	$(574,284)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description		Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-21 5-Year Index		Buy	0.550%	06/18/2014		$875,600	$(394)	$(560)
	Put - OTC CDX.IG-21 5-Year Index		Sell	0.850%	06/18/2014		946,900	(971)	(657)
	Put - OTC iTraxx Europe 20 5-Year Index		Sell	0.900%	06/18/2014	EUR	237,300	(794)	(297)
BPS	Call - OTC CDX.IG-21 5-Year Index		Buy	0.600%	04/16/2014		$447,400	(224)	(283)
	Put - OTC iTraxx Europe 20 5-Year Index		Sell	0.900%	06/18/2014	EUR	236,300	(624)	(296)
	Put - OTC iTraxx Europe 20 5-Year Index		Sell	1.000%	06/18/2014		536,900	(1,324)	(407)
	Put - OTC iTraxx Europe 21 5-Year Index		Sell	1.100%	09/17/2014		888,700	(3,014)	(2,596)
CBK	Call - OTC CDX.IG-21 5-Year Index		Buy	0.600%	04/16/2014		$1,052,300	(565)	(667)
	Put - OTC CDX.IG-21 5-Year Index		Sell	0.900%	06/18/2014		625,400	(735)	(351)
	Put - OTC iTraxx Europe 20 5-Year Index		Sell	0.900%	06/18/2014	EUR	472,600	(1,330)	(592)
DUB	Put - OTC iTraxx Europe 20 5-Year Index		Sell	0.900%	06/18/2014		474,300	(1,578)	(594)
GST	Put - OTC iTraxx Europe 21 5-Year Index		Sell	1.000%	06/18/2014		227,700	(612)	(321)
	Put - OTC iTraxx Europe 21 5-Year Index		Sell	1.100%	09/17/2014		419,900	(1,471)	(1,227)
JPM	Call - OTC CDX.IG-21 5-Year Index		Buy	0.600%	04/16/2014		$1,000,000	(550)	(634)
	Put - OTC CDX.IG-21 5-Year Index		Sell	0.900%	06/18/2014		1,902,700	(2,339)	(1,067)
	Put - OTC iTraxx Europe 20 5-Year Index		Sell	0.900%	06/18/2014	EUR	918,400	(2,390)	(1,151)
	Put - OTC iTraxx Europe 21 5-Year Index		Sell	1.100%	09/17/2014		303,600	(1,119)	(887)
MYC	Put - OTC iTraxx Europe 20 5-Year Index		Sell	0.900%	06/18/2014		550,900	(1,759)	(690)
SOG	Put - OTC iTraxx Europe 20 5-Year Index		Sell	1.000%	06/18/2014		311,000	(771)	(235)

								$(22,564)	$(13,512)

FOREIGN CURRENCY OPTIONS

Counterparty	Description		Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	$539,100	$(29,960)	$(27,977)
	Put - OTC USD versus JPY		80.000	02/28/2019	175,000	(9,471)	(9,178)
CBK	Put - OTC USD versus JPY		98.000	04/03/2014	500,000	(1,443)	(1)
	Put - OTC USD versus JPY		98.000	04/25/2014	500,000	(885)	(116)
	Put - OTC USD versus JPY		99.000	04/25/2014	1,000,000	(1,568)	(507)

						$(43,327)	$(37,779)

28	See Accompanying Notes

March 31, 2014

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$1,757,700	$(14,866)	$(1,672)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	4,179,400	(37,277)	(3,873)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	483,000	(6,231)	(432)
DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	631,100	(4,733)	(442)
	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	486,300	(4,766)	(392)

						$(67,873)	$(6,811)

Total Written Options						$(966,897)	$(632,386)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at 03/31/2013	10,750	$78,524,000	EUR	7,868,400	$(496,169)
Sales	81,390	291,069,400		7,586,400	(1,401,897)
Closing Buys	0	(11,128,300)		0	41,982
Expirations	(51,200)	(174,354,500)		(6,910,500)	747,951
Exercised	(28,188)	(28,356,400)		(2,885,700)	130,695

Balance at 03/31/2014	12,752	$155,754,200	EUR	5,658,600	$(977,438)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN, U.S. MUNICIPAL AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION(1)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.098%		$162,200	$(2,827)	$4,315	$1,488	$0
	Berkshire Hathaway, Inc.	1.000%	12/20/2015	0.183%		20,000	(298)	588	290	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		34,600	(407)	667	260	0
	Brazil Government International Bond	1.950%	04/20/2016	0.696%		300	0	10	10	0
	Brazil Government International Bond	1.000%	06/20/2016	0.729%		24,600	(71)	227	156	0
	Brazil Government International Bond	1.000%	12/20/2016	0.953%		100,000	(1,323)	1,484	161	0
	Brazil Government International Bond	1.000%	03/20/2017	1.034%		23,700	(234)	218	0	(16)
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		30,000	(1,058)	180	0	(878)
	China Government International Bond	1.000%	06/20/2015	0.159%		126,600	1,811	(457)	1,354	0
	China Government International Bond	1.000%	09/20/2015	0.224%		50,000	402	191	593	0
	China Government International Bond	1.000%	12/20/2015	0.269%		25,000	362	(37)	325	0
	China Government International Bond	1.000%	12/20/2018	0.821%		67,500	812	(235)	577	0
	China Government International Bond	1.000%	03/20/2019	0.868%		25,000	(48)	215	167	0
	General Electric Capital Corp.	5.000%	06/20/2014	0.222%		70,500	2,605	(1,731)	874	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.222%		25,000	(1,123)	1,273	150	0
	General Electric Capital Corp.	1.000%	12/20/2015	0.322%		32,900	(1,099)	1,496	397	0
	General Electric Capital Corp.	1.000%	03/20/2016	0.336%		65,000	(784)	1,660	876	0
	General Electric Capital Corp.	1.000%	06/20/2019	0.596%		25,000	498	8	506	0
	HSBC Bank PLC	1.000%	09/20/2015	0.208%	EUR	25,000	449	(32)	417	0
	HSBC Bank PLC	1.000%	03/20/2019	0.663%		16,000	280	88	368	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		$15,000	(435)	566	131	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.514%		50,000	(660)	1,097	437	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		10,000	(405)	105	0	(300)
	Japan Government International Bond	1.000%	06/20/2015	0.138%		46,700	443	69	512	0
	Japan Government International Bond	1.000%	09/20/2015	0.165%		125,000	2,043	(451)	1,592	0
	Japan Government International Bond	1.000%	12/20/2015	0.185%		40,300	727	(144)	583	0
	MetLife, Inc.	1.000%	12/20/2014	0.087%		9,100	(125)	189	64	0
	MetLife, Inc.	1.000%	09/20/2015	0.185%		50,000	(1,280)	1,902	622	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		39,000	(146)	577	431	0
	Mexico Government International Bond	1.000%	12/20/2016	0.428%		20,000	192	126	318	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		25,000	(358)	763	405	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		298,700	(448)	3,463	3,015	0
	Prudential Financial, Inc.	5.000%	09/20/2014	0.060%		10,000	(179)	433	254	0
	Prudential Financial, Inc.	1.000%	09/20/2015	0.166%		25,000	305	14	319	0
	Prudential Financial, Inc.	1.000%	03/20/2016	0.211%		10,000	(114)	274	160	0
	Russia Government International Bond	1.000%	09/20/2015	1.384%		50,000	(101)	(165)	0	(266)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		23,200	(1,605)	430	0	(1,175)
	Standard Chartered Bank	1.000%	03/20/2019	1.152%	EUR	30,000	(336)	50	0	(286)
	Verizon Communications, Inc.	1.000%	06/20/2019	0.624%		$10,000	184	3	187	0
BPS	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.098%		25,000	(468)	697	229	0
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		35,000	(1,481)	459	0	(1,022)
	China Government International Bond	1.000%	06/20/2015	0.159%		25,000	384	(117)	267	0
	China Government International Bond	1.000%	09/20/2015	0.224%		15,000	94	84	178	0
	China Government International Bond	1.000%	12/20/2016	0.431%		30,000	615	(141)	474	0
	China Government International Bond	1.000%	03/20/2019	0.868%		25,000	97	69	166	0
	Export-Import Bank of China	1.000%	06/20/2016	0.603%		15,000	(141)	279	138	0

See Accompanying Notes	29

Schedule of Investments PIMCO Total Return Fund (Cont.)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	General Electric Capital Corp.	1.000%	12/20/2014	0.222%		$34,400	$(1,730)	$1,937	$207	$0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		35,000	(951)	1,259	308	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.576%		10,000	(149)	237	88	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		30,000	(1,207)	306	0	(901)
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		19,500	(280)	595	315	0
	Mexico Government International Bond	1.000%	03/20/2024	1.361%		15,000	(467)	12	0	(455)
	U.S. Treasury Notes	0.250%	12/20/2014	0.108%	EUR	100,000	(581)	735	154	0
	U.S. Treasury Notes	0.250%	03/20/2015	0.120%		45,000	(219)	303	84	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.137%		25,000	(495)	594	99	0
	United Kingdom Gilt	1.000%	03/20/2015	0.030%		$70,000	463	226	689	0
BRC	American International Group, Inc.	1.000%	06/20/2019	0.672%		25,000	410	8	418	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.098%		65,000	(1,169)	1,765	596	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.542%		80,000	1,650	141	1,791	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2019	0.569%		25,000	562	8	570	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2023	1.086%		37,000	(1,080)	825	0	(255)
	Brazil Government International Bond	1.000%	03/20/2015	0.351%		60,000	(1,134)	1,535	401	0
	Brazil Government International Bond	1.000%	06/20/2015	0.383%		127,100	(1,967)	2,975	1,008	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		240,700	(2,853)	4,666	1,813	0
	Brazil Government International Bond	1.000%	12/20/2015	0.607%		105,000	(514)	1,264	750	0
	Brazil Government International Bond	1.000%	03/20/2016	0.676%		54,390	(474)	841	367	0
	Brazil Government International Bond	1.000%	06/20/2016	0.729%		21,200	(51)	186	135	0
	Brazil Government International Bond	1.000%	09/20/2016	0.853%		25,000	(719)	818	99	0
	Brazil Government International Bond	1.000%	12/20/2016	0.953%		25,000	(871)	911	40	0
	China Development Bank Corp.	1.000%	06/20/2016	0.609%		20,000	(97)	277	180	0
	China Government International Bond	1.000%	06/20/2015	0.159%		50,000	817	(282)	535	0
	China Government International Bond	1.000%	09/20/2015	0.224%		25,000	308	(12)	296	0
	China Government International Bond	1.000%	12/20/2015	0.269%		75,000	1,074	(99)	975	0
	China Government International Bond	1.000%	09/20/2016	0.386%		50,000	630	148	778	0
	China Government International Bond	1.000%	12/20/2016	0.431%		163,300	3,104	(523)	2,581	0
	China Government International Bond	1.000%	12/20/2018	0.821%		155,100	1,727	(406)	1,321	0
	China Government International Bond	1.000%	03/20/2019	0.868%		125,000	304	526	830	0
	Export-Import Bank of China	1.000%	06/20/2016	0.603%		30,000	(266)	540	274	0
	Ford Motor Co.	5.000%	06/20/2019	1.076%		25,000	4,886	26	4,912	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.222%		50,000	(2,557)	2,858	301	0
	General Electric Capital Corp.	1.000%	03/20/2015	0.255%		89,200	627	54	681	0
	General Electric Capital Corp.	1.000%	06/20/2015	0.275%		50,000	423	40	463	0
	General Motors Co.	5.000%	03/20/2016	0.653%		40,000	3,517	(19)	3,498	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		45,000	(1,437)	1,832	395	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.514%		60,000	(891)	1,416	525	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.576%		10,000	(149)	237	88	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		25,000	(969)	218	0	(751)
	Indonesia Government International Bond	1.000%	06/20/2019	1.733%		20,000	(718)	9	0	(709)
	Italy Government International Bond	1.000%	06/20/2019	1.316%		28,700	(515)	80	0	(435)
	MetLife, Inc.	1.000%	09/20/2015	0.185%		25,000	304	7	311	0
	MetLife, Inc.	1.000%	06/20/2019	0.647%		25,000	436	16	452	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		61,000	(635)	1,309	674	0
	Mexico Government International Bond	1.000%	12/20/2015	0.308%		50,000	(124)	740	616	0
	Mexico Government International Bond	1.000%	03/20/2016	0.331%		1,400	(12)	31	19	0
	Mexico Government International Bond	1.000%	12/20/2016	0.428%		23,500	(830)	1,204	374	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		5,000	(112)	193	81	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		191,000	(316)	2,244	1,928	0
	Morgan Stanley	1.000%	09/20/2014	0.305%		100	(3)	3	0	0
	Prudential Financial, Inc.	1.000%	03/20/2019	0.590%		85,000	1,495	211	1,706	0
	Prudential Financial, Inc.	1.000%	06/20/2019	0.620%		25,000	473	8	481	0
	Russia Government International Bond	1.000%	12/20/2016	1.682%		50,000	(205)	(687)	0	(892)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		10,300	(689)	167	0	(522)
	Spain Government International Bond	1.000%	03/20/2019	1.002%		15,800	(149)	153	4	0
	U.S. Treasury Notes	0.250%	03/20/2015	0.120%	EUR	104,000	(1,467)	1,662	195	0
CBK	American International Group, Inc.	1.000%	06/20/2019	0.672%		$5,600	84	10	94	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.098%		25,000	(434)	664	230	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		21,000	(330)	488	158	0
	Brazil Government International Bond	1.000%	03/20/2016	0.676%		113,700	(915)	1,681	766	0
	Brazil Government International Bond	1.000%	12/20/2016	0.953%		40,000	(1,045)	1,109	64	0
	Brazil Government International Bond	1.000%	03/20/2017	1.034%		15,000	(136)	126	0	(10)
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		88,200	(3,556)	979	0	(2,577)
	China Government International Bond	1.000%	06/20/2015	0.159%		24,900	388	(122)	266	0
	China Government International Bond	1.000%	12/20/2016	0.431%		50,000	981	(190)	791	0
	China Government International Bond	1.000%	12/20/2018	0.821%		120,600	1,273	(245)	1,028	0
	China Government International Bond	1.000%	03/20/2019	0.868%		240,000	1,068	526	1,594	0
	China Government International Bond	1.000%	06/20/2019	0.911%		50,000	197	41	238	0
	Export-Import Bank of China	1.000%	06/20/2016	0.603%		10,000	(97)	188	91	0
	Export-Import Bank of China	1.000%	06/20/2017	0.781%		10,000	(396)	469	73	0
	Florida State Board of Education General Obligation Notes, Series 2005	0.470%	03/20/2018	0.298%		10,000	0	69	69	0
	General Electric Capital Corp.	5.000%	09/20/2014	0.222%		50,000	1,187	42	1,229	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.222%		25,000	(1,123)	1,273	150	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.302%		25,000	(876)	1,144	268	0

30	See Accompanying Notes

March 31, 2014

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	General Electric Capital Corp.	1.000%	03/20/2016	0.336%		$25,000	$(190)	$527	$337	$0
	General Electric Capital Corp.	1.000%	06/20/2019	0.596%		25,000	487	28	515	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		12,100	(274)	380	106	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.514%		15,000	(218)	349	131	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.625%		5,000	(95)	138	43	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		15,000	(503)	52	0	(451)
	Italy Government International Bond	1.000%	06/20/2019	1.316%		10,300	(185)	29	0	(156)
	JPMorgan Chase & Co.	1.000%	06/20/2014	0.196%		20,700	189	(145)	44	0
	JPMorgan Chase & Co.	1.000%	09/20/2014	0.196%		10,000	100	(59)	41	0
	MetLife, Inc.	1.000%	12/20/2014	0.087%		10,800	(272)	348	76	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		91,800	(808)	1,823	1,015	0
	Mexico Government International Bond	1.000%	03/20/2016	0.331%		232,600	(2,150)	5,312	3,162	0
	Mexico Government International Bond	1.000%	06/20/2016	0.349%		50,000	(48)	791	743	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		25,000	(707)	1,092	385	0
	Mexico Government International Bond	1.000%	12/20/2016	0.428%		37,500	(706)	1,302	596	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		84,700	61	794	855	0
	Mexico Government International Bond	1.000%	03/20/2024	1.361%		15,000	(455)	0	0	(455)
	Petrobras International Finance Co.	1.000%	03/20/2015	0.839%		65,000	160	(36)	124	0
	Prudential Financial, Inc.	5.000%	09/20/2014	0.060%		5,000	(90)	216	126	0
	Russia Government International Bond	1.000%	03/20/2019	2.107%		72,500	(4,968)	1,294	0	(3,674)
	Sberbank of Russia	1.000%	09/20/2014	1.576%		50,000	(129)	8	0	(121)
	United Kingdom Gilt	1.000%	06/20/2015	0.031%		47,400	362	220	582	0
	Verizon Communications, Inc.	1.000%	06/20/2019	0.624%		44,000	812	35	847	0
DUB	American International Group, Inc.	1.000%	03/20/2019	0.642%		59,800	908	137	1,045	0
	American International Group, Inc.	1.000%	06/20/2019	0.672%		55,000	917	18	935	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2014	0.069%		25,000	(495)	673	178	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.098%		65,000	(932)	1,529	597	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2024	1.101%		25,000	(418)	211	0	(207)
	Brazil Government International Bond	1.000%	06/20/2015	0.383%		61,800	(873)	1,364	491	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		110,000	(1,220)	2,048	828	0
	Brazil Government International Bond	1.000%	12/20/2015	0.607%		75,000	(494)	1,030	536	0
	Brazil Government International Bond	1.000%	06/20/2016	0.729%		100,000	(168)	803	635	0
	Brazil Government International Bond	1.000%	12/20/2016	0.953%		70,400	(1,508)	1,622	114	0
	Brazil Government International Bond	1.000%	03/20/2017	1.034%		20,000	(163)	149	0	(14)
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		29,700	(1,271)	403	0	(868)
	China Government International Bond	1.000%	12/20/2015	0.269%		25,000	349	(24)	325	0
	China Government International Bond	1.000%	12/20/2016	0.431%		115,400	2,264	(440)	1,824	0
	China Government International Bond	1.000%	12/20/2018	0.821%		190,000	1,955	(336)	1,619	0
	China Government International Bond	1.000%	03/20/2019	0.868%		82,500	287	261	548	0
	Export-Import Bank of China	1.000%	06/20/2016	0.603%		10,000	(48)	140	92	0
	Ford Motor Co.	5.000%	03/20/2019	1.027%		15,000	2,798	59	2,857	0
	Ford Motor Co.	5.000%	06/20/2019	1.076%		15,300	2,975	31	3,006	0
	General Electric Capital Corp.	5.000%	06/20/2014	0.222%		29,800	1,011	(641)	370	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.302%		110,000	(4,219)	5,394	1,175	0
	General Electric Capital Corp.	1.000%	12/20/2015	0.322%		50,000	(1,411)	2,015	604	0
	General Electric Capital Corp.	1.000%	03/20/2016	0.336%		2,600	(210)	245	35	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.569%		150,000	2,777	378	3,155	0
	HSBC Bank PLC	1.000%	12/20/2018	0.630%	EUR	20,000	293	189	482	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		$25,000	(619)	839	220	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.514%		15,000	(211)	342	131	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		45,000	(2,120)	767	0	(1,353)
	Indonesia Government International Bond	1.000%	06/20/2019	1.733%		15,000	(535)	3	0	(532)
	Italy Government International Bond	1.000%	03/20/2019	1.283%		47,200	(943)	331	0	(612)
	Italy Government International Bond	1.000%	06/20/2019	1.316%		17,900	(330)	59	0	(271)
	Japan Government International Bond	1.000%	12/20/2015	0.185%		41,700	786	(182)	604	0
	MetLife, Inc.	1.000%	03/20/2019	0.619%		70,000	911	394	1,305	0
	MetLife, Inc.	1.000%	06/20/2019	0.647%		25,000	448	8	456	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		9,400	(118)	222	104	0
	Mexico Government International Bond	1.000%	12/20/2015	0.308%		50,000	(456)	1,072	616	0
	Mexico Government International Bond	1.000%	03/20/2016	0.331%		143,200	(1,131)	3,077	1,946	0
	Mexico Government International Bond	1.000%	12/20/2016	0.428%		25,000	(871)	1,268	397	0
	Mexico Government International Bond	1.000%	03/20/2017	0.457%		15,000	(165)	411	246	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		46,700	(762)	1,518	756	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		172,000	(208)	1,944	1,736	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%		17,700	52	93	145	0
	Mexico Government International Bond	1.000%	03/20/2024	1.361%		10,000	(254)	(50)	0	(304)
	Prudential Financial, Inc.	1.000%	03/20/2019	0.590%		88,000	1,602	164	1,766	0
	U.S. Treasury Notes	0.250%	03/20/2015	0.120%	EUR	25,000	(344)	390	46	0
	U.S. Treasury Notes	0.250%	06/20/2015	0.126%		50,000	(526)	637	111	0
	U.S. Treasury Notes	0.250%	09/20/2015	0.130%		50,000	(689)	817	128	0
	U.S. Treasury Notes	0.250%	06/20/2016	0.137%		50,000	(951)	1,130	179	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.137%		50,000	(931)	1,130	199	0
FBF	AT&T, Inc.	1.000%	06/20/2019	0.670%		$10,000	164	3	167	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2019	0.569%		25,000	550	1	551	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		70,000	(777)	1,304	527	0
	Canadian Natural Resources Ltd.	1.000%	06/20/2017	0.278%		590	(23)	37	14	0

See Accompanying Notes	31

Schedule of Investments PIMCO Total Return Fund (Cont.)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	China Government International Bond	1.000%	03/20/2015	0.150%		$25,000	$119	$98	$217	$0
	China Government International Bond	1.000%	06/20/2015	0.159%		25,000	136	132	268	0
	CIT Group, Inc.	5.000%	03/20/2015	0.519%		36,000	1,463	172	1,635	0
	Export-Import Bank of China	1.000%	06/20/2016	0.603%		5,000	(43)	89	46	0
	Export-Import Bank of China	1.000%	12/20/2016	0.709%		10,000	(970)	1,052	82	0
	Export-Import Bank of China	1.000%	06/20/2017	0.781%		11,300	(437)	520	83	0
	Ford Motor Co.	5.000%	06/20/2019	1.076%		6,500	1,256	22	1,278	0
	Goldman Sachs Group, Inc.	1.000%	09/20/2014	0.331%		11,200	(181)	221	40	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		10,000	(218)	306	88	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.514%		20,000	(318)	493	175	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.576%		21,900	(496)	686	190	0
	JPMorgan Chase & Co.	1.000%	06/20/2014	0.196%		6,600	58	(43)	15	0
	MetLife, Inc.	1.000%	12/20/2014	0.087%		13,900	(271)	369	98	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		25,000	(217)	494	277	0
	Mexico Government International Bond	1.000%	12/20/2016	0.428%		15,000	127	111	238	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		42,500	(31)	460	429	0
	Mexico Government International Bond	1.000%	03/20/2024	1.361%		10,000	(270)	(33)	0	(303)
	Prudential Financial, Inc.	1.000%	09/20/2015	0.166%		10,000	122	6	128	0
	Prudential Financial, Inc.	1.000%	03/20/2019	0.590%		25,000	432	69	501	0
	Prudential Financial, Inc.	1.000%	06/20/2019	0.620%		25,000	449	37	486	0
	U.S. Treasury Notes	0.250%	03/20/2016	0.136%	EUR	173,500	(2,143)	2,705	562	0
	United Kingdom Gilt	1.000%	06/20/2015	0.031%		$50,000	538	76	614	0
GST	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.098%		111,400	(1,718)	2,740	1,022	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2015	0.115%		30,000	(962)	1,299	337	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2015	0.183%		60,000	(1,275)	2,145	870	0
	Brazil Government International Bond	1.000%	06/20/2015	0.383%		30,800	(414)	658	244	0
	Brazil Government International Bond	1.000%	09/20/2016	0.853%		47,500	(289)	477	188	0
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		65,000	(2,737)	838	0	(1,899)
	Canada Government Bond	1.000%	03/20/2015	0.221%		10,000	243	(163)	80	0
	China Government International Bond	1.000%	09/20/2015	0.224%		25,000	182	114	296	0
	China Government International Bond	1.000%	12/20/2018	0.821%		25,000	226	(13)	213	0
	Export-Import Bank of China	1.000%	06/20/2016	0.603%		20,000	(184)	367	183	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		10,000	(333)	421	88	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		15,000	(605)	154	0	(451)
	Japan Government International Bond	1.000%	06/20/2015	0.138%		41,900	49	410	459	0
	Japan Government International Bond	1.000%	09/20/2015	0.165%		50,000	806	(169)	637	0
	Japan Government International Bond	1.000%	12/20/2015	0.185%		30,200	568	(131)	437	0
	MetLife, Inc.	1.000%	03/20/2015	0.123%		25,000	(1,561)	1,784	223	0
	MetLife, Inc.	1.000%	12/20/2015	0.212%		27,000	(1,638)	2,016	378	0
	MetLife, Inc.	1.000%	03/20/2019	0.619%		32,000	538	59	597	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		54,400	(485)	1,322	837	0
	Mexico Government International Bond	1.000%	06/20/2017	0.482%		3,300	(108)	164	56	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		10,000	(143)	304	161	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		161,300	(206)	1,834	1,628	0
	Mexico Government International Bond	1.000%	03/20/2024	1.361%		35,000	(950)	(112)	0	(1,062)
	Prudential Financial, Inc.	1.000%	03/20/2016	0.211%		26,300	(289)	710	421	0
	Russia Government International Bond	1.000%	12/20/2016	1.682%		25,000	(141)	(305)	0	(446)
	Spain Government International Bond	1.000%	03/20/2019	1.002%		31,100	(265)	272	7	0
	Standard Chartered Bank	1.000%	03/20/2019	1.152%	EUR	20,000	(250)	59	0	(191)
	United Kingdom Gilt	1.000%	03/20/2015	0.030%		$37,200	133	233	366	0
HUS	Brazil Government International Bond	1.000%	06/20/2015	0.383%		248,900	(3,152)	5,126	1,974	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		130,500	(1,332)	2,314	982	0
	Brazil Government International Bond	1.000%	12/20/2015	0.607%		100,000	(756)	1,469	713	0
	Brazil Government International Bond	1.000%	03/20/2016	0.676%		61,200	(502)	915	413	0
	China Government International Bond	1.000%	12/20/2018	0.821%		82,500	968	(265)	703	0
	China Government International Bond	1.000%	03/20/2019	0.868%		30,000	(44)	243	199	0
	Export-Import Bank of China	1.000%	06/20/2016	0.603%		10,000	(53)	144	91	0
	Export-Import Bank of China	1.000%	06/20/2017	0.781%		2,800	(108)	129	21	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		25,000	(792)	1,011	219	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.576%		25,000	(566)	784	218	0
	Indonesia Government International Bond	1.000%	09/20/2016	0.740%		2,000	(39)	53	14	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		35,000	(1,321)	269	0	(1,052)
	Indonesia Government International Bond	1.000%	06/20/2019	1.733%		15,000	(539)	7	0	(532)
	Italy Government International Bond	1.000%	03/20/2019	1.283%		39,600	(693)	179	0	(514)
	Mexico Government International Bond	1.000%	03/20/2015	0.219%		2,300	(49)	67	18	0
	Mexico Government International Bond	1.000%	12/20/2015	0.308%		50,000	(479)	1,096	617	0
	Mexico Government International Bond	1.000%	03/20/2016	0.331%		10,000	(44)	180	136	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		24,100	133	237	370	0
	Mexico Government International Bond	1.000%	12/20/2016	0.428%		39,900	474	160	634	0
	Mexico Government International Bond	1.000%	06/20/2017	0.482%		11,700	(264)	462	198	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		48,500	(808)	1,593	785	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		157,600	(263)	1,854	1,591	0
	Petrobras International Finance Co.	1.000%	09/20/2014	0.721%		25,000	(70)	111	41	0
	Petrobras International Finance Co.	1.000%	06/20/2015	0.910%		50,000	142	(70)	72	0
	Russia Government International Bond	1.000%	03/20/2019	2.107%		74,000	(5,079)	1,329	0	(3,750)
	Russia Government International Bond	1.000%	06/20/2019	2.147%		50,000	(3,150)	410	0	(2,740)

32	See Accompanying Notes

March 31, 2014

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	U.S. Treasury Notes	0.250%	03/20/2016	0.136%	EUR	100,000	$(1,239)	$1,564	$325	$0
	U.S. Treasury Notes	0.250%	09/20/2016	0.137%		50,000	(1,084)	1,282	198	0
	U.S. Treasury Notes	0.250%	12/20/2018	0.171%		50,000	(172)	433	261	0
JPM	Berkshire Hathaway, Inc.	1.000%	06/20/2015	0.115%		$20,000	(816)	1,041	225	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2015	0.183%		15,000	(463)	681	218	0
	Brazil Government International Bond	1.000%	06/20/2015	0.383%		40,000	(420)	737	317	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		107,000	(1,219)	2,025	806	0
	Brazil Government International Bond	1.000%	06/20/2016	0.729%		50,000	(84)	402	318	0
	Brazil Government International Bond	1.000%	09/20/2016	0.853%		99,000	(1,137)	1,528	391	0
	Brazil Government International Bond	1.000%	12/20/2016	0.953%		46,200	(630)	705	75	0
	Brazil Government International Bond	1.000%	03/20/2017	1.034%		52,300	(470)	435	0	(35)
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		25,000	(875)	145	0	(730)
	China Development Bank Corp.	1.000%	06/20/2016	0.609%		15,000	(130)	266	136	0
	China Government International Bond	1.000%	06/20/2015	0.159%		60,000	494	148	642	0
	China Government International Bond	1.000%	09/20/2015	0.224%		10,000	62	56	118	0
	China Government International Bond	1.000%	12/20/2015	0.269%		25,000	349	(24)	325	0
	China Government International Bond	1.000%	12/20/2018	0.821%		115,000	1,188	(208)	980	0
	China Government International Bond	1.000%	03/20/2019	0.868%		60,000	0	398	398	0
	Export-Import Bank of China	1.000%	06/20/2016	0.603%		25,000	(193)	422	229	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.222%		75,000	(3,867)	4,319	452	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.302%		15,000	(526)	686	160	0
	General Electric Capital Corp.	0.280%	03/20/2016	0.343%		10,000	0	(12)	0	(12)
	HSBC Bank PLC	1.000%	12/20/2018	0.630%	EUR	3,400	50	32	82	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		$35,000	(814)	1,121	307	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.514%		8,700	(138)	214	76	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.576%		10,000	(178)	265	87	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.625%		2,500	(46)	68	22	0
	Indonesia Government International Bond	1.000%	09/20/2016	0.740%		5,000	(79)	113	34	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		15,000	(605)	154	0	(451)
	Japan Government International Bond	1.000%	09/20/2015	0.165%		75,000	1,220	(265)	955	0
	MetLife, Inc.	1.000%	09/20/2015	0.185%		25,000	(1,694)	2,006	312	0
	MetLife, Inc.	1.000%	12/20/2015	0.212%		23,000	(1,415)	1,737	322	0
	Mexico Government International Bond	0.920%	03/20/2016	0.331%		6,950	0	83	83	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		52,700	234	577	811	0
	Mexico Government International Bond	1.000%	12/20/2016	0.428%		25,000	(889)	1,286	397	0
	Mexico Government International Bond	1.000%	06/20/2017	0.482%		400	(13)	20	7	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		25,000	(332)	737	405	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		93,600	(183)	1,128	945	0
	Mexico Government International Bond	1.000%	03/20/2024	1.361%		5,000	(127)	(25)	0	(152)
MYC	AT&T, Inc.	1.000%	06/20/2019	0.670%		25,000	410	8	418	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.098%		77,000	(1,445)	2,151	706	0
	Brazil Government International Bond	1.000%	06/20/2015	0.383%		31,500	(305)	555	250	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		25,000	(157)	345	188	0
	Brazil Government International Bond	1.000%	12/20/2015	0.607%		100,000	(806)	1,520	714	0
	Brazil Government International Bond	1.000%	03/20/2016	0.676%		75,000	(608)	1,114	506	0
	Brazil Government International Bond	1.000%	12/20/2016	0.953%		25,000	(883)	923	40	0
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		45,000	(1,751)	437	0	(1,314)
	China Development Bank Corp.	1.000%	06/20/2016	0.609%		50,000	(326)	776	450	0
	China Government International Bond	1.000%	03/20/2015	0.150%		13,300	63	52	115	0
	China Government International Bond	1.000%	12/20/2015	0.269%		50,000	712	(62)	650	0
	China Government International Bond	1.000%	12/20/2018	0.821%		100,000	1,039	(187)	852	0
	China Government International Bond	1.000%	03/20/2019	0.868%		57,500	17	365	382	0
	Export-Import Bank of China	1.000%	06/20/2016	0.603%		40,000	(232)	597	365	0
	Ford Motor Co.	5.000%	03/20/2019	1.027%		14,800	2,762	58	2,820	0
	General Electric Capital Corp.	1.000%	06/20/2014	0.222%		20,000	183	(142)	41	0
	General Electric Capital Corp.	1.000%	09/20/2014	0.222%		75,000	534	(229)	305	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.222%		50,000	(2,368)	2,668	300	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.302%		85,000	(3,104)	4,012	908	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.569%		25,000	469	57	526	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		25,000	(623)	842	219	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.514%		30,000	(449)	711	262	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.576%		20,000	(342)	516	174	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%		26,400	(479)	136	0	(343)
	Japan Government International Bond	1.000%	06/20/2015	0.138%		25,000	82	192	274	0
	Japan Government International Bond	1.000%	12/20/2015	0.185%		5,000	90	(18)	72	0
	Mexico Government International Bond	1.000%	12/20/2015	0.308%		25,000	(356)	664	308	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		63,900	(506)	1,489	983	0
	Mexico Government International Bond	1.000%	03/20/2017	0.457%		5,000	(55)	137	82	0
	Mexico Government International Bond	1.000%	06/20/2017	0.482%		10,600	(356)	536	180	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		25,000	(332)	737	405	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		75,000	(184)	941	757	0
	Mexico Government International Bond	1.000%	03/20/2024	1.361%		25,000	(634)	(124)	0	(758)
	Spain Government International Bond	1.000%	03/20/2019	1.002%		31,000	(279)	286	7	0
	United Kingdom Gilt	0.250%	03/20/2015	0.030%		30,000	(339)	406	67	0
	United Kingdom Gilt	1.000%	03/20/2015	0.030%		170,000	1,455	218	1,673	0
	United Kingdom Gilt	1.000%	12/20/2016	0.096%		30,000	816	(64)	752	0

See Accompanying Notes	33

Schedule of Investments PIMCO Total Return Fund (Cont.)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
RYL	China Government International Bond	1.000%	06/20/2015	0.159%		$104,600	$1,382	$(263)	$1,119	$0
	China Government International Bond	1.000%	12/20/2015	0.269%		25,000	362	(37)	325	0
	China Government International Bond	1.000%	09/20/2016	0.386%		1,300	(16)	36	20	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		65,000	(1,465)	2,035	570	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.576%		46,900	(1,041)	1,449	408	0
	Indonesia Government International Bond	1.000%	09/20/2016	0.740%		13,700	(216)	308	92	0
	Japan Government International Bond	1.000%	06/20/2015	0.138%		2,100	20	3	23	0
	Japan Government International Bond	1.000%	12/20/2015	0.185%		50,000	930	(206)	724	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		5,000	(139)	216	77	0
	U.S. Treasury Notes	0.250%	03/20/2016	0.136%	EUR	62,000	(752)	953	201	0
	U.S. Treasury Notes	0.250%	06/20/2016	0.137%		25,000	(429)	518	89	0
SOG	U.S. Treasury Notes	0.250%	06/20/2015	0.126%		25,000	(221)	276	55	0
	U.S. Treasury Notes	0.250%	09/20/2015	0.130%		50,000	(689)	817	128	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.137%		50,000	(1,095)	1,294	199	0
	United Kingdom Gilt	1.000%	03/20/2015	0.030%		$72,700	160	555	715	0
	United Kingdom Gilt	1.000%	06/20/2015	0.031%		19,200	202	34	236	0
UAG	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.098%		3,300	(60)	90	30	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		27,600	(261)	469	208	0
	Brazil Government International Bond	1.000%	03/20/2016	0.676%		35,000	(336)	572	236	0
	China Government International Bond	1.000%	06/20/2015	0.159%		25,000	396	(128)	268	0
	China Government International Bond	1.000%	09/20/2015	0.224%		25,000	219	78	297	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.222%		65,000	(3,362)	3,753	391	0
	Indonesia Government International Bond	1.000%	09/20/2016	0.740%		13,600	(215)	306	91	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		19,100	(270)	481	211	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		17,900	(79)	354	275	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		10,000	(135)	297	162	0
	U.S. Treasury Notes	0.250%	03/20/2016	0.136%	EUR	35,500	(408)	523	115	0
	U.S. Treasury Notes	0.250%	06/20/2016	0.137%		125,000	(2,168)	2,618	450	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.137%		175,700	(2,371)	3,070	699	0
	United Kingdom Gilt	1.000%	06/20/2015	0.031%		$100,000	1,202	27	1,229	0
	United Kingdom Gilt	1.000%	12/20/2015	0.056%		37,300	858	(234)	624	0

							$(95,411)	$229,327	$171,119	$(37,203)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

							Swap Agreements, at Value (4)
Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	$24,593	$(615)	$368	$0	$(247)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	1,000	(43)	22	0	(21)
BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	22,850	(4,907)	2	0	(4,905)
	CDX.EM-12 5-Year Index	5.000%	12/20/2014	75,200	8,835	(7,732)	1,103	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	494,500	60,593	(48,135)	12,458	0
	CDX.HY-21 3-Year Index	5.000%	12/20/2016	100,000	7,375	(21)	7,354	0
CBK	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	9,837	(267)	169	0	(98)
	MCDX-15 5-Year Index	1.000%	12/20/2015	28,100	(1,092)	1,323	231	0
DUB	CDX.EM-12 5-Year Index	5.000%	12/20/2014	99,900	11,676	(10,210)	1,466	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	491,800	61,681	(49,291)	12,390	0
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	15,641	(420)	263	0	(157)
	MCDX-15 5-Year Index	1.000%	12/20/2015	25,000	(980)	1,186	206	0
FBF	CDX.EM-13 5-Year Index	5.000%	06/20/2015	32,400	4,200	(3,384)	816	0
	CDX.HY-21 3-Year Index	5.000%	12/20/2016	25,000	1,828	10	1,838	0
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	4,033	(121)	80	0	(41)
GST	CDX.EM-12 5-Year Index	5.000%	12/20/2014	24,300	2,892	(2,535)	357	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	50,700	6,337	(5,060)	1,277	0
	CDX.IG-9 10-Year Index 30-100%	0.508%	12/20/2017	241,125	0	3,514	3,514	0
	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	62,017	0	996	996	0
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	13,084	(343)	212	0	(131)
	MCDX-14 5-Year Index	1.000%	06/20/2015	80,000	(4,046)	4,619	573	0
	MCDX-15 5-Year Index	1.000%	12/20/2015	10,000	(389)	471	82	0
	MCDX-21 5-Year Index	1.000%	12/20/2018	170,000	(3,251)	1,951	0	(1,300)
HUS	CDX.EM-12 5-Year Index	5.000%	12/20/2014	25,000	2,900	(2,533)	367	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	934,300	115,625	(92,087)	23,538	0
JPM	CDX.EM-12 5-Year Index	5.000%	12/20/2014	25,000	2,838	(2,471)	367	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	68,100	7,866	(6,150)	1,716	0
	CDX.IG-9 10-Year Index 30-100%	0.510%	12/20/2017	144,675	0	2,122	2,122	0
	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	130,979	0	2,128	2,128	0
MYC	CDX.EM-12 5-Year Index	5.000%	12/20/2014	25,000	2,963	(2,596)	367	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	153,200	16,939	(13,079)	3,860	0
	CDX.HY-21 3-Year Index	5.000%	12/20/2016	75,000	5,484	31	5,515	0
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	44,027	(1,125)	682	0	(443)
	MCDX-15 5-Year Index	1.000%	12/20/2015	21,900	(866)	1,046	180	0
UAG	CDX.EM-12 5-Year Index	5.000%	12/20/2014	50,000	4,975	(4,241)	734	0

					$ 306,542	$(228,330)	$85,555	$(7,343)

34	See Accompanying Notes

March 31, 2014

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

									Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	71,100	$180	$(2,072)	$0	$(1,892)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	1,020,000	(210)	1,911	1,701	0
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019		876,000	(235)	1,068	833	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		423,300	(771)	(1,155)	0	(1,926)
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		700,000	771	252	1,023	0
BPS	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		136,900	(176)	(377)	0	(553)
BRC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		1,720,079	832	2,717	3,549	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		367,700	(214)	360	146	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		8,268,300	(3,992)	17,781	13,789	0
	Pay	28-Day MXN-TIIE	4.750%	02/26/2018		951,000	(680)	(100)	0	(780)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		328,400	(212)	300	88	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		272,900	(62)	337	275	0
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		536,000	(748)	397	0	(351)
	Pay	28-Day MXN-TIIE	6.240%	02/01/2021		1,310,000	18	960	978	0
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021		800,000	555	1,271	1,826	0
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022		156,000	64	(572)	0	(508)
	Pay	28-Day MXN-TIIE	6.000%	09/02/2022		466,000	(240)	(671)	0	(911)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		121,800	(350)	(142)	0	(492)
DUB	Pay	1-Year BRL-CDI	9.130%	01/02/2017	BRL	81,200	195	(2,361)	0	(2,166)
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019	MXN	987,000	(410)	1,348	938	0
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		300,000	(442)	246	0	(196)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		272,800	(460)	(642)	0	(1,102)
GLM	Pay	1-Year BRL-CDI	10.630%	01/02/2017	BRL	9,600	3	(116)	0	(113)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	2,009,300	(1,025)	4,377	3,352	0
	Pay	28-Day MXN-TIIE	4.750%	02/26/2018		875,400	(638)	(80)	0	(718)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		672,100	(422)	602	180	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		791,100	(152)	951	799	0
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019		3,275,000	1,367	1,747	3,114	0
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		299,400	(734)	(476)	0	(1,210)
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		7,900,000	8,059	3,481	11,540	0
HUS	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		3,248,200	530	6,173	6,703	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		1,119,200	(713)	1,157	444	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		3,033,000	(1,781)	6,839	5,058	0
	Pay	28-Day MXN-TIIE	4.750%	02/26/2018		363,100	(290)	(8)	0	(298)
	Pay	28-Day MXN-TIIE	5.000%	06/11/2018		73,000	(116)	82	0	(34)
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		266,700	(20)	289	269	0
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		345,000	(449)	223	0	(226)
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		2,226,300	(4,252)	(5,876)	0	(10,128)
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022		500,000	(38)	(1,589)	0	(1,627)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		345,400	(568)	(828)	0	(1,396)
JPM	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		235,900	(95)	158	63	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		105,200	(7)	113	106	0
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019		1,026,000	(349)	1,324	975	0
MYC	Pay	1-Year BRL-CDI	8.640%	01/02/2017	BRL	133,800	(155)	(3,820)	0	(3,975)
	Pay	1-Year BRL-CDI	9.140%	01/02/2017		63,900	212	(1,923)	0	(1,711)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		35,100	98	(512)	0	(414)
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	2,098,700	852	3,479	4,331	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		500,000	52	147	199	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		3,355,000	(1,687)	7,283	5,596	0
	Pay	28-Day MXN-TIIE	5.000%	06/11/2018		47,000	(76)	54	0	(22)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		447,800	(251)	372	121	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		1,118,700	(177)	1,307	1,130	0
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		450,000	(559)	264	0	(295)
	Pay	28-Day MXN-TIIE	6.350%	06/02/2021		770,500	179	510	689	0
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021		400,000	298	615	913	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		3,187,800	(7,127)	(7,377)	0	(14,504)
	Pay	28-Day MXN-TIIE	6.000%	09/02/2022		1,098,000	(416)	(1,731)	0	(2,147)

See Accompanying Notes	35

Schedule of Investments PIMCO Total Return Fund (Cont.)

								Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
SOG	Pay	28-Day MXN-TIIE	5.700%	01/18/2019	$5,321,000	$(526)	$5,584	$5,058	$0
	Pay	28-Day MXN-TIIE	6.240%	02/01/2021	1,600,000	267	928	1,195	0
UAG	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	175,000	(31)	323	292	0

						$(17,324)	$44,902	$77,273	$(49,695)

Total Swap Agreements						$193,807	$45,899	$333,947	$(94,241)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(m)	Securities with an aggregate market value of $612,265 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$9,942	$0	$21,556	$31,498	$(47,774)	$(49,561)	$(7,007)	$(104,342)	$(72,844)	$68,831	$(4,013)
BPS	12,120	0	3,396	15,516	(61,519)	(3,582)	(2,931)	(68,032)	(52,516)	49,899	(2,617)
BRC	28,432	0	75,028	103,460	(34,243)	(8,341)	(11,511)	(54,095)	49,365	(52,490)	(3,125)
CBK	38,816	0	17,068	55,884	(100,313)	(8,222)	(7,542)	(116,077)	(60,193)	35,803	(24,390)
DUB	5,627	0	47,542	53,169	(9,123)	(96,261)	(7,782)	(113,166)	(59,997)	55,485	(4,512)
FBF	5,145	0	11,363	16,508	(33,305)	0	(344)	(33,649)	(17,141)	15,487	(1,654)
GLM	26,298	0	18,985	45,283	(6,189)	(39,031)	(2,041)	(47,261)	(1,978)	1,608	(370)
GST	0	0	16,527	16,527	0	(1,548)	(5,480)	(7,028)	9,499	(10,440)	(941)
HUS	316	0	47,172	47,488	(9,176)	0	(22,297)	(31,473)	16,015	(18,060)	(2,045)
JPM	6,388	0	18,112	24,500	(17,657)	(89,931)	(1,380)	(108,968)	(84,468)	30,355	(54,113)
MSC	11,966	0	0	11,966	(11,174)	0	0	(11,174)	792	(11,143)	(10,351)
MYC	0	0	39,652	39,652	0	(288,252)	(25,926)	(314,178)	(274,526)	24,251	(250,275)
RYL	0	0	3,648	3,648	(1,254)	(47,422)	0	(48,676)	(45,028)	38,089	(6,939)
SCX	46	0	0	46	(48)	0	0	(48)	(2)	0	(2)
SOG	0	0	7,586	7,586	0	(235)	0	(235)	7,351	(7,980)	(629)
UAG	3,004	0	6,312	9,316	(33,778)	0	0	(33,778)	(24,462)	15,065	(9,397)

Total Over the Counter	$148,100	$0	$333,947	$482,047	$(365,553)	$(632,386)	$(94,241)	$(1,092,180)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk(1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$102,668	$102,668
Swap Agreements	0	4,326	0	0	99,388	103,714

	$0	$4,326	$0	$0	$202,056	$206,382

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$148,100	$0	$148,100
Swap Agreements	0	256,674	0	0	77,273	333,947

	$0	$256,674	$0	$148,100	$77,273	$482,047

	$0	$261,000	$0	$148,100	$279,329	$688,429

36	See Accompanying Notes

March 31, 2014

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$4,582	$4,582
Futures	0	0	0	0	4,292	4,292
Swap Agreements	0	340	0	0	66	406

	$0	$340	$0	$0	$8,940	$9,280

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$365,553	$0	$365,553
Written Options	0	13,512	0	37,779	581,095	632,386
Swap Agreements	0	44,546	0	0	49,695	94,241

	$0	$58,058	$0	$403,332	$630,790	$1,092,180

	$0	$58,398	$0	$403,332	$639,730	$1,101,460

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$17,076	$17,076
Futures	0	0	0	0	169,745	169,745
Swap Agreements	0	(18,507)	0	0	(829,154)	(847,661)

	$0	$(18,507)	$0	$0	$(642,333)	$(660,840)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(64,525)	$0	$(64,525)
Written Options	0	19,212	0	101,712	547,326	668,250
Swap Agreements	0	403,709	0	(20,057)	69,177	452,829

	$0	$422,921	$0	$17,130	$616,503	$1,056,554

	$0	$404,414	$0	$17,130	$(25,830)	$395,714

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$4,237	$4,237
Futures	0	0	0	0	(564,949)	(564,949)
Swap Agreements	0	92,388	0	0	691,305	783,693

	$0	$92,388	$0	$0	$130,593	$222,981

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(336,078)	$0	$(336,078)
Written Options	0	9,052	0	(3,357)	(57,406)	(51,711)
Swap Agreements	0	(130,687)	0	(15,560)	(53,810)	(200,057)

	$0	$(121,635)	$0	$(354,995)	$(111,216)	$(587,846)

	$0	$(29,247)	$0	$(354,995)	$19,377	$(364,865)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

See Accompanying Notes	37

Schedule of Investments PIMCO Total Return Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$922,472	$6,759	$929,231
Corporate Bonds & Notes
Banking & Finance	0	25,952,119	557,961	26,510,080
Industrials	0	3,014,862	74,415	3,089,277
Utilities	0	1,700,997	96	1,701,093
Municipal Bonds & Notes
Alabama	0	110,304	0	110,304
Arizona	0	11,034	0	11,034
California	0	4,249,588	0	4,249,588
Colorado	0	72,485	0	72,485
Connecticut	0	3,955	0	3,955
District of Columbia	0	10,243	0	10,243
Florida	0	102,033	0	102,033
Georgia	0	93,030	0	93,030
Illinois	0	574,934	0	574,934
Indiana	0	61,017	0	61,017
Iowa	0	63,531	0	63,531
Kansas	0	22,560	0	22,560
Louisiana	0	97,448	0	97,448
Massachusetts	0	78,373	0	78,373
Michigan	0	56,189	0	56,189
Missouri	0	503	0	503
Nebraska	0	11,618	0	11,618
Nevada	0	410,718	0	410,718
New Jersey	0	236,531	0	236,531
New Mexico	0	9,099	0	9,099
New York	0	1,519,038	0	1,519,038
North Carolina	0	53,784	0	53,784
Ohio	0	702,236	0	702,236
Oregon	0	36,871	0	36,871
Pennsylvania	0	38,265	0	38,265
Rhode Island	0	7,179	0	7,179
South Carolina	0	5,242	0	5,242
Tennessee	0	7,169	0	7,169
Texas	0	218,338	0	218,338
Utah	0	732	0	732
Washington	0	17,854	0	17,854
West Virginia	0	123,432	0	123,432
Wisconsin	0	90,879	0	90,879
U.S. Government Agencies	0	47,541,158	28,347	47,569,505
U.S. Treasury Obligations	0	78,021,479	0	78,021,479

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Mortgage-Backed Securities	$3,303	$14,849,151	$3,238	$14,855,692
Asset-Backed Securities	0	6,526,027	26,231	6,552,258
Sovereign Issues	0	24,055,128	0	24,055,128
Convertible Preferred Securities
Banking & Finance	172,335	0	0	172,335
Preferred Securities
Banking & Finance	32,752	0	0	32,752
Industrials	0	4,067	0	4,067
Short-Term Instruments
Certificates of Deposit	750,000	1,146,593	0	1,896,593
Commercial Paper	0	47,517	0	47,517
Repurchase Agreements	0	2,035,700	0	2,035,700
Mexico Treasury Bills	0	1,238,569	0	1,238,569
U.S. Treasury Bills	0	71,039	0	71,039
	$958,390	$216,223,090	$697,047	$217,878,527

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$18,312,217	$0	$0	$18,312,217
Total Investments	$19,270,607	$216,223,090	$697,047	$236,190,744

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,541,302)	$0	$(1,541,302)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	102,668	103,714	0	206,382
Over the counter	585	481,462	0	482,047
	$103,253	$585,176	$0	$688,429

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4,292)	(4,988)	0	(9,280)
Over the counter	0	(1,085,369)	(6,811)	(1,092,180)
	$(4,292)	$(1,090,357)	$(6,811)	$(1,101,460)

Totals	$19,369,568	$214,176,607	$690,236	$234,236,411

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

38	See Accompanying Notes

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics to Section 406 of the Sarbanes-Oxley Act of 2002.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: May 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: May 28, 2014

By:	/s/ TRENT W. WALKER
Trent W. Walker
Treasurer, Principal Financial Officer

Date: May 28, 2014